UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Copies to:

Robert Griffith, Esq.	Stephen H. Bier, Esq.
Goldman Sachs & Co. LLC	Dechert LLP
200 West Street	1095 Avenue of the Americas
New York, New York 10282	New York, NY 10036

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: March 31

Date of reporting period: September 30, 2023

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Shareholders is filed herewith.

Goldman Sachs Funds Semi-Annual Report September 30, 2023 Multi Sector Fixed Income Funds Bond Core Fixed Income Global Core Fixed Income Income Long Short Credit Strategies Strategic Income

Goldman Sachs Multi Sector Fixed Income Funds

∎	BOND

∎	CORE FIXED INCOME

∎	GLOBAL CORE FIXED INCOME

∎	INCOME

∎	LONG SHORT CREDIT STRATEGIES

∎	STRATEGIC INCOME

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

Goldman Sachs Multi Sector Fixed Income Funds

The following are highlights both of key factors affecting the fixed income market and of any changes made to the Goldman Sachs Multi-Sector Fixed Income Funds (the “Funds”) during the six months ended September 30, 2023 (the “Reporting Period”). Attribution highlights are provided for those Funds that materially outperformed or underperformed their respective benchmark during the Reporting Period. A fuller review of the market and these changes will appear in the Funds’ annual shareholder report covering the 12 months ended March 31, 2024.

Market and Economic Review

∎

During the Reporting Period, the performance of the global fixed income markets was influenced overall by central bank monetary policy, rising interest rates, inflationary trends and other macroeconomic data, geopolitical events, and U.S. and European banking stress.

∎	The broad global investment grade bond market, as represented by the Bloomberg Global Aggregate Index (hedged to U.S. dollars),[1] returned -1.76%.

∎	The Bloomberg U.S. Aggregate Bond Index,[2] representing the broad U.S. fixed income market, returned -4.05%.

∎

When the Reporting Period began in April 2023, bond yields fluctuated in response to sticky inflation data, signs of moderating economic growth, developments in the banking sector and concerns over tightening credit conditions. The performance of spread, or non-government bond, sectors was rather flat overall, with better than consensus expected earnings and robust supply and demand providing support for investment grade and high yield corporate bonds.

∎

In May, spread sectors broadly weakened on concerns surrounding U.S. debt ceiling negotiations and banking sector stress. Heightened U.S./China geopolitical tensions, speculation about U.S. Federal Reserve (“Fed”) policy, the outlook for corporate earnings and the growing focus on the rise of artificial intelligence also drove market volatility.

∎

At its policy meeting near the beginning of May, the Fed raised the federal funds rate by 25 basis points to a range between 5.00% and 5.25%. (A basis point is 1/100th of a percentage point.) Policymakers signaled a willingness to pause further interest rate actions if U.S. inflation showed signs of moderating and if tighter credit conditions from recent banking sector stress were “likely to weigh on economic activity, hiring, and inflation.”

∎	Spread sectors broadly strengthened in June, as investors priced in the view the U.S. would avoid recession and the Fed would stop tightening.

∎

At its policy meeting that same month, the Fed opted for a hawkish pause. In other words, the Fed halted monetary policy action for the first time in more than a year but still maintained higher-for-longer messaging on interest rates.

∎

According to the Fed’s median dot plot projection, which shows the interest rate projections of the members of the Federal Open Market Committee, policymakers increased their estimate for the peak federal funds rate at the end of 2023 from 5.10% to 5.60%.

∎

In July, spread sectors delivered strong performance, while sovereign government bonds faltered amid continued monetary policy tightening by developed markets central banks. The Fed raised the federal funds rate by 25 basis points to a range between 5.25% and 5.50%, stating that incoming data would determine upcoming policy actions.

∎

During August, spread sectors broadly weakened amidst deteriorating risk sentiment, driven in part by investor concerns about China’s property market and worries about softening economic growth in Europe. Investors also remained wary of inflation, as data indicated it might be stickier than consensus expected. Overall, developed markets central banks maintained a tightening bias. Yields rose, especially among developed markets sovereign bonds. The 10-year U.S. Treasury yield hit 4.36% on August 22nd, its highest level since 2007.

[1]

The Bloomberg Global Aggregate Index is a flagship measure of global investment grade debt from a multitude of local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.

[2]

The Bloomberg U.S. Aggregate Bond Index is a broad-based fixed income index that includes bonds of investment grade quality or better, including corporate bonds, U.S. Treasury securities, mortgage-backed securities, asset backed securities and municipal bonds.

1

∎

In September, the performance of spread sectors was weak overall amid significant interest rate volatility. Although the Fed left the federal funds rate unchanged at its September meeting, policymakers suggested there would likely be one more rate hike in 2023.

∎	Global bond yields rose, as markets anticipated the Fed and other developed markets central banks would keep interest rates higher for longer.

∎	In the U.S., the 10-year U.S. Treasury yield rose above 4.5% for the first time since 2007.

∎

Meanwhile, concerns around China’s economy persisted. Weaker than consensus expected data reflected a short-lived service sector rebound, while exports remained soft and the property sector slump continued.

∎

For the Reporting Period overall, U.S. Treasury yields rose across the yield curve, or spectrum of maturities, with intermediate-and longer-term U.S. Treasury yields increasing more than shorter-term U.S. Treasury yields.

∎

Most spread sectors generated negative absolute returns during the Reporting Period. U.S. securitized bonds, which include mortgage-backed securities, commercial mortgage-backed securities and asset backed securities, produced some of the weakest returns, performing in line overall with U.S. Treasuries. Treasury inflation protected securities, investment grade corporate bonds, external emerging markets debt and local emerging markets debt also posted negative absolute returns but outperformed U.S. Treasuries. High yield loans and high yield corporate bonds recorded positive absolute returns, significantly outperforming U.S. Treasuries during the Reporting Period.

Fund Changes and Highlights

There were no material changes made to the Funds during the Reporting Period.

Goldman Sachs Income Fund

∎

Effective July 14, 2023, Class R Shares of the Fund were terminated. Effective June 14, 2023, Class R Shares of the Fund were no longer sold to new investors or existing shareholders (except through reinvested dividends) or were eligible for exchanges from other Goldman Sachs Funds. In addition, Class R Shares of the Fund were closed to all new accounts.

∎	The Fund significantly outperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index (the “Index”), during the Reporting Period.

∎

The Fund’s duration and yield curve positioning strategy was a notable positive contributor to its relative results during the Reporting Period, primarily driven by positioning on the U.S. Treasury yield curve, especially in September 2023. The 10-year U.S. Treasury yield rose sharply during the Reporting Period, pushed higher by a variety of factors, including rising optimism around economic growth, new issue supply and U.S. debt rating downgrades. Indeed, the 10-year U.S. Treasury yield breached 4.5% in September, and the 30-year U.S. Treasury yield rose 49 basis points in the month. (A basis point is 1/100th of a percentage point.) In October 2023, concerns over higher commodity prices also drove yields higher.

∎

The Fund’s cross-sector strategy further boosted its relative returns during the Reporting Period, driven most by an overweight position relative to the Index in high yield corporate bonds. Resilient economic data and receding recessionary risks fueled optimistic investor sentiment for the sector, one of the few during the Reporting Period to generate positive absolute returns. At the end of the Reporting Period, we maintained our reasonably constructive view on high yield corporate credit given what we saw as strong corporate balance sheets with ample cash balances, attractive carry and a higher quality tilt of the sector. (Carry of an asset is the return obtained from holding it or the cost of holding it.)

∎

Conversely, the Fund’s securitized selection strategy partially offset some of these positive contributors, as securitized assets overall underperformed the Index during the Reporting Period. Selection among agency mortgage-backed securities detracted most, as spreads, or yield differentials to duration-equivalent U.S. Treasuries, widened during the Reporting Period, reflecting higher rate volatility and a challenging technical, or supply/demand, backdrop.

2

FUND BASICS

Goldman Sachs Bond Fund

as of September 30, 2023

PERFORMANCE REVIEW

April 1, 2023–September 30, 2023	Fund Total Return (based on NAV)[1]	Bloomberg U.S. Aggregate Bond Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]

Class A	-4.14%	-4.05%	4.32%	4.06%

Class C	-4.50	-4.05	3.73	3.46

Institutional	-3.98	-4.05	4.82	4.55

Service	-4.22	-4.05	3.91	4.05

Investor	-4.04	-4.05	4.74	4.47

Class R6	-3.98	-4.05	4.84	4.57

Class R	-4.27	-4.05	4.23	3.96

Class P	-3.98	-4.05	4.84	4.57

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The Bloomberg U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds and mortgage-backed and asset-backed securities. The Index figure does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]

The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the period shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3

FUND BASICS

FUND COMPOSITION*

Percentage of Net Assets

*

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent certificates of deposit. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

‡

“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

~

“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

4

FUND BASICS

Goldman Sachs Core Fixed Income Fund

as of September 30, 2023

PERFORMANCE REVIEW

April 1, 2023–September 30, 2023	Fund Total Return (based on NAV)[1]	Bloomberg U.S. Aggregate Bond Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]

Class A	-4.36%	-4.05%	4.18%	4.10%

Class C	-4.69	-4.05	3.58	3.50

Institutional	-4.18	-4.05	4.68	4.60

Service	-4.42	-4.05	4.17	4.09

Investor	-4.24	-4.05	4.60	4.51

Class R6	-4.17	-4.05	4.69	4.61

Class R	-4.48	-4.05	4.09	4.00

Class P	-4.17	-4.05	4.69	4.61

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The Bloomberg U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds and mortgage-backed and asset-backed securities. The Index figure does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]

The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the period shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

5

FUND BASICS

FUND COMPOSITION*

Percentage of Net Assets

*

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent certificates of deposit and commercial paper. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

‡

“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

~

“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

6

FUND BASICS

Goldman Sachs Global Core Fixed Income Fund

as of September 30, 2023

PERFORMANCE REVIEW

April 1, 2023–September 30, 2023	Fund Total Return (based on NAV)[1]	Bloomberg Global Aggregate Bond Index (Gross, USD, Hedged)[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]

Class A	-1.99%	-1.76%	2.95%	2.77%

Class C	-2.39	-1.76	2.31	2.12

Institutional	-1.76	-1.76	3.37	3.20

Service	-2.11	-1.76	2.87	2.70

Investor	-1.79	-1.76	3.31	3.12

Class R6	-1.84	-1.76	3.38	3.22

Class P	-1.84	-1.76	3.38	3.22

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The Bloomberg Global Aggregate Bond Index (Gross, USD, Hedged), an unmanaged index, provides a broad based measure of the global investment-grade fixed-rate debt markets and covers the most liquid portion of the global investment grade fixed-rate bond market, including government, credit and collateralized securities. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]

The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the period shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

7

FUND BASICS

CURRENCY ALLOCATION+

	Percentage of Net Assets

	as of 9/30/23	as of 3/31/23

U.S. Dollar	74.0%	65.8%

Japanese Yen	19.6	20.7

Euro	9.5	10.6

British Pound	2.6	2.7

Canadian Dollar	1.0	1.1

South Korean Won	0.6	0.6

Indonesia Rupiah	0.3	0.3

Thailand Baht	0.2	0.2

Israeli Shekel	0.2	0.2

Singapore Dollar	0.2	0.3

Peru Nuevo Sol	0.1	0.0

Colombia Peso	0.1	0.0

Romania New Leu	0.1	0.1

+

The percentage shown for each currency reflects the value of investments in that category as a percentage of net assets. Figures in the table may not sum to 100% due to the exclusion of other assets and liabilities. The table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

8

FUND BASICS

Goldman Sachs Income Fund

as of September 30, 2023

PERFORMANCE REVIEW

April 1, 2023–September 30, 2023	Fund Total Return (based on NAV)[1]	Bloomberg U.S. Aggregate Bond Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]

Class A	1.87%	-4.05%	6.66%	6.07%

Class C	1.37	-4.05	6.15	5.53

Institutional	2.04	-4.05	7.25	6.64

Investor	2.00	-4.05	7.18	6.56

Class R6	2.04	-4.05	7.29	6.65

Class P	2.04	-4.05	7.27	6.65

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The Bloomberg U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds and mortgage-backed and asset-backed securities. The Index figure does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]

The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the period shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

9

FUND BASICS

FUND COMPOSITION*

Percentage of Net Assets

*

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

‡

“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

10

FUND BASICS

Goldman Sachs Long Short Credit Strategies Fund

as of September 30, 2023

PERFORMANCE REVIEW

April 1, 2023–September 30, 2023	Fund Total Return (based on NAV)[1]	ICE BofAML Three-Month U.S. Treasury Bill Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]

Class A	2.55%	2.50%	6.94%	6.20%

Class C	2.17	2.50	6.45	5.69

Institutional	2.72	2.50	7.55	6.78

Investor	2.68	2.50	7.47	6.70

Class R6	2.59	2.50	7.56	6.79

Class R	2.42	2.50	6.97	6.18

Class P	2.72	2.50	7.56	6.79

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The ICE BofAML Three-Month U.S. Treasury Bill Index, an unmanaged index, measures total return on cash, including price and interest income, based on short-term government Treasury Bills of about 90-day maturity, as reported by Bank of America Merrill Lynch, and does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

[3]

The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the period shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

11

FUND BASICS

FUND COMPOSITION*

Percentage of Net Assets

*

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

12

FUND BASICS

TOP TEN INDUSTRY ALLOCATIONS+

As of September 30, 2023	Percentage of Net Assets

Media	8.6%

Oil Field Services	6.6

Chemicals	5.7

Diversified Financial Services	5.5

Retailing	5.4

Commercial Services	4.1

Pipelines	3.3

Internet	3.1

Aerospace & Defense	3.1

Technology - Software/Services	2.8

+

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. The above table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

13

FUND BASICS

Goldman Sachs Strategic Income Fund

as of September 30, 2023

PERFORMANCE REVIEW

April 1, 2023–September 30, 2023	Fund Total Return (based on NAV)[1]	ICE BofAML Three-Month U.S. Treasury Bill Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]

Class A	1.67%	2.50%	3.34%	3.24%

Class C	1.28	2.50	2.76	2.66

Institutional	1.84	2.50	3.80	3.70

Investor	1.91	2.50	3.72	3.61

Class R6	1.96	2.50	3.81	3.70

Class R	1.55	2.50	3.23	3.12

Class P	1.85	2.50	3.81	3.71

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The ICE BofAML Three-Month U.S. Treasury Bill Index, an unmanaged index, measures total return on cash, including price and interest income, based on short-term government Treasury Bills of about 90-day maturity, as reported by Bank of America Merrill Lynch, and does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

[3]

The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the period shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

14

FUND BASICS

FUND COMPOSITION*

Percentage of Net Assets

*

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent certificates of deposit and commercial paper. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

‡

“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

15

GOLDMAN SACHS BOND FUND

Schedule of Investments September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Obligations – 67.5%

Collateralized Mortgage Obligations – 3.4%
Interest Only(a) – 0.2%
Federal Home Loan Mortgage Corp. REMICS Series 4314, Class SE (-1X 30 Day USD SOFR Average + 5.936%)
$256,235	0.622	% (b)	03/15/44	$19,538
Federal Home Loan Mortgage Corp. REMICS Series 4998, Class GI
1,243,052	4.000		08/25/50	251,418
Federal National Mortgage Association REMICS Series 2012-5, Class SA (-1X 30 day USD SOFR Average + 5.836%)
160,330	0.521	(b)	02/25/42	11,579
Federal National Mortgage Association REMICS Series 2017-31, Class SG (-1X 30 Day USD SOFR Average + 5.986%)
392,536	0.671	(b)	05/25/47	35,509
Federal National Mortgage Association REMICS Series 2018-17, Class CS (-1X 30 Day USD SOFR Average + 3.336%)
488,747	0.000	(b)	03/25/48	5,597
Government National Mortgage Association REMICS Series 2010-20, Class SE (-1X 1 mo. USD Term SOFR + 6.136%)
389,076	0.811	(b)(c)	02/20/40	30,107
Government National Mortgage Association REMICS Series 2013-181, Class SA (-1X 1 mo. USD Term SOFR + 5.986%)
192,290	0.661	(b)(c)	11/20/43	15,001
Government National Mortgage Association REMICS Series 2014-132, Class SL (-1X 1 mo. USD Term SOFR + 5.986%)
140,014	0.661	(b)(c)	10/20/43	5,328
Government National Mortgage Association REMICS Series 2014-133, Class BS (-1X 1 mo. USD Term SOFR + 5.486%)
109,959	0.161	(b)(c)	09/20/44	6,356
Government National Mortgage Association REMICS Series 2014-162, Class SA (-1X 1 mo. USD Term SOFR + 5.486%)
91,363	0.161	(b)(c)	11/20/44	5,535
Government National Mortgage Association REMICS Series 2015-119, Class SN (-1X 1 mo. USD Term SOFR + 6.136%)
118,376	0.811	(b)(c)	08/20/45	10,020
Government National Mortgage Association REMICS Series 2015-123, Class SP (-1X 1 mo. USD Term SOFR + 6.136%)
148,348	0.811	(b)(c)	09/20/45	12,647
Government National Mortgage Association REMICS Series 2015-167, Class AS (-1X 1 mo. USD Term SOFR + 6.136%)
88,892	0.811	(b)(c)	11/20/45	7,131
Government National Mortgage Association REMICS Series 2015-168, Class SD (-1X 1 mo. USD Term SOFR + 6.086%)
71,369	0.761	(b)(c)	11/20/45	6,054
Government National Mortgage Association REMICS Series 2016-27, Class IA
127,301	4.000	(c)	06/20/45	16,285

Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Interest Only(a) – (continued)
Government National Mortgage Association REMICS Series 2018-122, Class HS (-1X 1 mo. USD Term SOFR + 6.086%)
$359,917	0.761	%(b)(c)	09/20/48	$29,844
Government National Mortgage Association REMICS Series 2018-122, Class SE (-1X 1 mo. USD Term SOFR + 6.086%)
236,706	0.761	(b)(c)	09/20/48	19,450
Government National Mortgage Association REMICS Series 2019-1, Class SN (-1X 1 mo. USD Term SOFR + 5.936%)
73,961	0.611	(b)(c)	01/20/49	5,628
Government National Mortgage Association REMICS Series 2019-110, Class PS (-1X 1 mo. USD Term SOFR + 5.936%)
172,522	0.611	(b)(c)	09/20/49	14,242
Government National Mortgage Association REMICS Series 2019-153, Class EI
1,088,201	4.000	(c)	12/20/49	204,400
Government National Mortgage Association REMICS Series 2019-6, Class SA (-1X 1 mo. USD Term SOFR + 5.936%)
80,273	0.611	(b)(c)	01/20/49	6,240

				717,909

Sequential Fixed Rate – 0.8%
Federal National Mortgage Association REMICS Series 2005-70, Class PA
21,399	5.500		08/25/35	21,296
Federal National Mortgage Association REMICS Series 2011-52, Class GB
163,220	5.000		06/25/41	160,837
Federal National Mortgage Association REMICS Series 2012- 111, Class B
14,561	7.000		10/25/42	15,290
Federal National Mortgage Association REMICS Series 2012- 153, Class B
39,368	7.000		07/25/42	41,059
Government National Mortgage Association REMICS Series 2021-135, Class A
2,717,031	2.000	(c)	08/20/51	2,146,932

				2,385,414

Sequential Floating Rate(b)(c) – 2.4%
Bellemeade RE Ltd. Series 2021-2A, Class M1B (30 Day USD SOFR Average + 1.500%)
275,000	6.815	(d)	06/25/31	274,629
Chase Home Lending Mortgage Trust Series 2023-RPL2, Class A1
425,000	3.250	(d)	03/25/63	363,204
CIM Trust Series 2019-INV3, Class A15
57,110	3.500	(d)	08/25/49	47,824
Countrywide Alternative Loan Trust Series 2006-OC8, Class 2A3 (1 mo. USD Term SOFR + 0.614%)
1,197,049	5.934		11/25/36	969,220

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Sequential Floating Rate(b)(c) – (continued)
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2020-DNA2, Class M2 (30 Day USD SOFR Average + 1.964%)
$43,457	7.279	%(d)	02/25/50	$43,749
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2020-DNA4, Class B1 (30 day USD SOFR Average + 6.114%)
639,895	11.429	(d)	08/25/50	712,266
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2020-DNA5, Class B1 (30 Day USD SOFR Average + 4.800%)
754,000	10.115	(d)	10/25/50	819,816
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2020-HQA3, Class B1 (30 day USD SOFR Average + 5.864%)
635,362	11.179	(d)	07/25/50	692,071
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2020-HQA4, Class B1 (30 day USD SOFR Average + 5.364%)
436,222	10.679	(d)	09/25/50	470,773
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2020-HQA5, Class M2 (30 Day USD SOFR Average + 2.600%)
107,428	7.915	(d)	11/25/50	108,914
Federal Home Loan Mortgage Corp. STACR Series 2023-HQA2, Class M1B (30 Day USD SOFR Average + 3.350%)
258,000	8.665	(d)	06/25/43	264,469
Federal National Mortgage Association Connecticut Avenue Securities Series 2018-R07, Class 1M2 (30 day USD SOFR Average + 2.514%)
13,934	7.829	(d)	04/25/31	13,976
Federal National Mortgage Association Connecticut Avenue Securities Series 2019-R03, Class 1M2 (30 day USD SOFR Average + 2.264%)
891	7.579	(d)	09/25/31	892
Federal National Mortgage Association Connecticut Avenue Securities Series 2019-R07, Class 1M2 (30 day USD SOFR Average + 2.214%)
7,614	7.529	(d)	10/25/39	7,633
Federal National Mortgage Association Connecticut Avenue Securities Series 2020-R01, Class 1M2 (30 Day USD SOFR Average + 2.164%)
11,966	7.479	(d)	01/25/40	12,070
Federal National Mortgage Association Connecticut Avenue Securities Series 2023-R03, Class 2M2 (30 Day USD SOFR Average + 3.900%)
72,434	9.215	(d)	04/25/43	75,668
Federal National Mortgage Association Connecticut Avenue Securities Series 2023-R05, Class 1M2 (30 Day USD SOFR Average + 3.100%)
130,000	8.415	(d)	06/25/43	133,327
JP Morgan Alternative Loan Trust Series 2006-A7, Class 1A1 (1 mo. USD Term SOFR + 0.434%)
120,124	5.754		12/25/36	105,527

Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Sequential Floating Rate(b)(c) – (continued)
JP Morgan Mortgage Trust Series 2021-LTV2, Class A1
$821,720	2.520	%(d)	05/25/52	$633,879
Mill City Mortgage Loan Trust Series 2017-2, Class A3
116,008	3.204	(d)	07/25/59	109,223
Mill City Mortgage Loan Trust Series 2019-GS2, Class M1
720,000	3.000	(d)	08/25/59	613,414
Mill City Mortgage Loan Trust Series 2021-NMR1, Class M2
760,000	2.500	(d)	11/25/60	603,869
Towd Point Mortgage Trust Series 2017-3, Class B2
100,000	3.897	(d)	07/25/57	82,241
Verus Securitization Trust Series 2022-INV1, Class A1
89,218	5.041	(d)(e)	08/25/67	85,763
Wells Fargo Mortgage-Backed Securities Trust Series 2019-3, Class A1
27,475	3.500	(d)	07/25/49	23,624

				7,268,041

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS				10,371,364

Commercial Mortgage-Backed Securities – 3.3%

Sequential Fixed Rate – 1.9%
Bank Series 2021-BN35, Class A5
$950,000	2.285	%(c)	06/15/64	$734,569
Bank Series 2023-BNK46, Class A4
1,000,000	5.745	(c)	08/15/56	988,786
Benchmark Mortgage Trust Series 2021-B29, Class A5
750,000	2.388	(c)	09/15/54	582,509
Benchmark Mortgage Trust Series 2023-B39, Class A5
700,000	5.754	(c)	07/15/56	693,263
DOLP Trust Series 2021-NYC, Class A
1,100,000	2.956	(d)	05/10/41	836,270
GS Mortgage Securities Trust Series 2017-GS7, Class A4
550,000	3.430	(c)	08/10/50	491,911
Morgan Stanley Capital I Trust Series 2018-H4, Class A4
400,000	4.310	(c)	12/15/51	368,039
Morgan Stanley Capital I Trust Series 2019-H7, Class A4
775,000	3.261	(c)	07/15/52	668,146
Wells Fargo Commercial Mortgage Trust Series 2021-C59, Class A5
825,000	2.626	(c)	04/15/54	651,690

				6,015,183

Sequential Floating Rate(b) – 1.4%
Bank Series 2022-BNK44, Class A5
500,000	5.937	(c)	11/15/55	496,149
Bank5 Series 2023-5YR3, Class AS
800,000	7.315	(c)	09/15/56	813,578
BX Trust Series 2021-ARIA, Class F (1 mo. USD Term SOFR + 2.708%)
650,000	8.040	(d)	10/15/36	611,764
BX Trust Series 2022-PSB, Class A (1 mo. USD Term SOFR + 2.451%)
580,201	7.783	(d)	08/15/39	580,241

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Sequential Floating Rate(b) – (continued)
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series KF153, Class AS (30 day USD SOFR Average + 0.680%)
$600,000	5.991	%(c)	02/25/33	$598,317
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series KF73, Class AS (1 mo. USD SOFR Historical Calendar Day Compounded + 0.670%)
374,762	5.982	(c)	11/25/29	373,597
Wells Fargo Commercial Mortgage Trust Series 2022-C62, Class A4
800,000	4.000	(c)	04/15/55	693,073

				4,166,719

TOTAL COMMERCIAL MORTGAGE- BACKED SECURITIES				$10,181,902

Federal Agencies – 60.8%
Adjustable Rate Federal Home Loan Mortgage Corp. – 0.0%
(RFUCC1 yr. Treasury + 1.772%)
$17,357	4.509%		09/01/35	$17,545

Federal Home Loan Mortgage Corp. – 0.6%
36,962	6.000		08/01/27	36,912
5,902	5.000		08/01/33	5,783
981	5.000		09/01/33	962
1,369	5.000		10/01/33	1,342
1,407	5.000		11/01/34	1,379
53,548	5.000		12/01/34	52,467
1,950	5.000		07/01/35	1,910
3	5.000		11/01/35	3
24,058	5.000		03/01/39	23,469
1,609	5.000		05/01/39	1,569
1,282	5.000		08/01/40	1,263
14,146	4.000		02/01/41	12,990
1,301	5.000		06/01/41	1,284
358,321	4.000		03/01/48	324,950
363,350	4.000		04/01/48	328,998
1,032,874	4.500		08/01/48	968,903

				1,764,184

Federal National Mortgage Association – 0.8%
2,944,550	3.500		09/01/62	2,480,699

Government National Mortgage Association – 18.3%
13,765	5.500		11/15/32	13,862
5,454	5.500		01/15/33	5,493
15,748	5.500		02/15/33	15,899
17,527	5.500		03/15/33	17,681
23,631	5.500		07/15/33	23,715
7,654	5.500		08/15/33	7,720
3,324	5.500		09/15/33	3,345
8,417	5.500		04/15/34	8,490
6,602	5.500		05/15/34	6,653
81,706	5.500		09/15/34	82,648
81,268	5.500		12/15/34	82,271
67,976	5.500		01/15/35	68,863
174	5.500		05/15/36	175

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Government National Mortgage Association – (continued)
$2,620	4.000%	02/20/41	$2,432
4,186	4.000	11/20/41	3,880
700	4.000	01/20/42	648
2,222	4.000	04/20/42	2,058
1,399	4.000	10/20/42	1,294
355,261	4.000	08/20/43	328,176
1,979	4.000	03/20/44	1,824
2,444	4.000	05/20/44	2,253
169,204	4.000	11/20/44	155,858
40,702	4.000	12/20/44	37,492
11,061	4.000	05/20/45	10,188
40,189	4.000	07/20/45	36,981
218,614	4.000	01/20/46	201,165
1,210,573	3.500	04/20/47	1,073,121
1,126,551	3.500	12/20/47	998,639
703,157	4.500	05/20/48	659,694
1,064,897	4.500	08/20/48	998,409
122,603	5.000	08/20/48	118,274
743,595	4.500	09/20/48	697,169
893,336	5.000	10/20/48	861,229
501,350	5.000	11/20/48	483,331
504,297	5.000	12/20/48	486,173
1,141,368	4.500	01/20/49	1,068,323
930,241	5.000	01/20/49	895,354
459,233	4.000	02/20/49	419,279
947,544	4.500	02/20/49	886,904
24,351	4.500	03/20/49	22,793
294,098	4.000	03/20/49	268,511
82,348	5.000	03/20/49	79,388
502,120	4.000	04/20/49	458,435
649,109	3.000	08/20/49	556,440
293,009	4.500	10/20/49	273,937
295,416	4.500	12/20/49	275,726
1,263,272	3.000	03/20/50	1,080,444
272,404	4.000	01/20/51	246,704
1,303,429	3.500	02/20/51	1,154,794
72,132	3.500	03/20/51	63,906
412,708	2.500	06/20/51	332,987
1,875,345	2.500	09/20/51	1,516,064
1,776,685	2.500	10/20/51	1,431,825
2,659,851	3.000	11/20/51	2,251,231
576,228	2.500	11/20/51	465,281
1,709,470	3.000	12/20/51	1,452,106
754,986	2.500	12/20/51	608,956
1,300,655	2.500	01/20/52	1,048,395
1,830,235	4.500	09/20/52	1,693,192
2,000,000	2.500	TBA-30yr(f)	1,634,284
2,000,000	2.000	TBA-30yr(f)	1,581,627
1,000,000	4.500	TBA-30yr(f)	923,664
8,000,000	5.000	TBA-30yr(f)	7,583,098
4,000,000	6.000	TBA-30yr(f)	3,963,735
9,000,000	6.500	TBA-30yr(f)	9,048,588
6,000,000	5.500	TBA-30yr(f)	5,823,021

			56,606,095

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Uniform Mortgage-Backed Security – 41.1%
$1	5.500%	10/01/23	$1
5,042	4.500	02/01/39	4,777
1,617	4.500	04/01/39	1,549
3,699	4.500	08/01/39	3,549
48,130	4.500	12/01/39	46,172
45,371	4.500	06/01/40	42,848
20,078	4.500	08/01/41	19,229
4,026	3.000	12/01/42	3,506
9,288	3.000	12/01/42	8,141
8,464	3.000	12/01/42	7,510
11,694	3.000	12/01/42	10,276
17,119	3.000	01/01/43	15,061
11,829	3.000	01/01/43	10,297
31,953	3.000	01/01/43	28,121
9,414	3.000	01/01/43	8,209
10,946	3.000	01/01/43	9,542
21,705	3.000	02/01/43	19,031
7,860	3.000	03/01/43	6,930
19,307	3.000	04/01/43	16,908
8,269	3.000	04/01/43	7,186
12,626	3.000	04/01/43	11,006
44,832	3.000	04/01/43	39,088
36,135	3.000	04/01/43	31,499
10,068	3.000	04/01/43	8,786
9,945	3.000	05/01/43	8,668
11,233	3.000	05/01/43	9,740
16,912	3.000	06/01/43	14,702
11,822	3.000	06/01/43	10,305
8,197	3.000	07/01/43	7,131
10,281	5.000	06/01/44	9,766
273,494	4.000	12/01/44	249,669
12,267	3.500	03/01/45	10,782
923,987	4.500	04/01/45	871,622
320,892	3.000	04/01/45	273,173
113,965	4.500	05/01/45	107,435
417,435	4.500	06/01/45	392,695
3,394,013	3.500	07/01/45	2,983,127
554,217	4.000	08/01/45	504,379
189,202	4.000	11/01/45	172,346
2,106,950	4.000	01/01/46	1,918,877
32,086	4.000	03/01/46	29,097
27,673	4.000	03/01/46	25,203
33,829	4.000	06/01/46	30,678
9,812	4.000	08/01/46	8,898
77,480	4.000	10/01/46	70,263
11,648	4.000	10/01/46	10,563
61,015	4.000	06/01/47	55,414
332,633	4.500	07/01/47	311,494
153,278	4.500	11/01/47	143,489
194,569	4.000	12/01/47	176,890
546,830	4.000	01/01/48	497,144
428,811	4.000	02/01/48	389,848
403,891	4.000	02/01/48	366,814
135,883	4.000	02/01/48	123,876
211,945	4.000	02/01/48	192,488

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Uniform Mortgage-Backed Security – (continued)
$472,704	4.000%	03/01/48	$429,162
383,577	4.000	03/01/48	348,724
477,002	4.500	05/01/48	445,497
290,566	4.000	06/01/48	264,074
270,195	4.000	06/01/48	245,560
352,089	4.000	08/01/48	319,547
268,126	4.500	09/01/48	251,171
1,178,883	5.000	11/01/48	1,135,610
80,677	4.500	06/01/49	75,131
47,738	3.500	07/01/49	41,817
467,418	3.500	07/01/49	409,438
333,964	3.500	08/01/49	292,460
1,720,775	3.000	09/01/49	1,451,707
34,487	4.500	10/01/49	32,105
6,835	4.500	01/01/50	6,381
792,972	4.500	01/01/50	738,452
2,088,586	4.000	03/01/50	1,887,064
4,978,214	4.500	03/01/50	4,652,021
900,139	2.500	09/01/50	726,294
5,803,830	2.000	10/01/50	4,440,108
1,044,823	3.000	10/01/50	875,899
2,102,306	3.000	10/01/50	1,768,324
2,073,734	3.000	10/01/50	1,738,460
1,605,291	3.000	10/01/50	1,350,268
2,113,670	3.000	11/01/50	1,772,929
5,803,467	2.000	11/01/50	4,438,032
2,506,182	3.000	12/01/50	2,105,689
2,849,646	2.500	02/01/51	2,269,389
1,807,364	2.500	05/01/51	1,452,656
2,695,521	2.500	05/01/51	2,156,030
6,699,477	2.000	05/01/51	5,112,833
1,706,356	2.500	09/01/51	1,367,473
1,711,422	2.500	09/01/51	1,372,067
2,570,622	2.500	09/01/51	2,060,898
8,565,996	2.000	03/01/52	6,512,458
41,570	5.000	05/01/52	39,629
54,047	5.000	06/01/52	51,522
727,676	5.000	06/01/52	693,689
528,227	5.000	06/01/52	503,225
923,250	5.000	07/01/52	878,108
33,209	5.000	07/01/52	31,648
23,831	5.000	07/01/52	22,703
992,115	5.000	07/01/52	945,466
1,215,731	5.000	07/01/52	1,158,188
27,527	5.000	08/01/52	26,212
940,877	5.500	09/01/52	916,413
1,085,694	6.000	11/01/52	1,081,816
8,768	6.000	11/01/52	8,709
2,201,411	6.000	11/01/52	2,193,548
1,086	6.000	12/01/52	1,079
595,534	6.000	12/01/52	595,454
6,658	6.000	12/01/52	6,628
9,416	6.000	12/01/52	9,355
3,003,348	6.500	09/01/53	3,027,976
6,000,000	4.000	TBA-30yr(f)	5,343,748

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Uniform Mortgage-Backed Security – (continued)
$14,000,000	5.000%		TBA-30yr(f)	$13,210,868
4,000,000	3.500		TBA-30yr(f)	3,439,374
28,000,000	6.500		TBA-30yr(f)	28,133,834

				127,200,718

TOTAL FEDERAL AGENCIES				$188,069,241

TOTAL MORTGAGE-BACKED OBLIGATIONS (Cost $221,312,751)				$208,622,507

Corporate Obligations – 35.2%

Aerospace & Defense – 0.7%
Boeing Co.(c)
$1,350,000	5.150%		05/01/30	$1,289,925
15,000	3.600		05/01/34	12,115
80,000	3.250		02/01/35	61,409
15,000	3.375		06/15/46	9,573
RTX Corp.(c)
25,000	3.125		05/04/27	22,980
65,000	4.125		11/16/28	60,512
TransDigm, Inc.(c)(d)
166,000	6.250		03/15/26	163,728
670,000	6.875		12/15/30	656,546

				2,276,788

Agriculture – 0.1%
Altria Group, Inc.
10,000	3.400	(c)	02/04/41	6,477
5,000	4.250		08/09/42	3,608
10,000	3.700	(c)	02/04/51	6,179
Altria Group, Inc.(c)
10,000	4.450		05/06/50	7,048
BAT Capital Corp.(c)
10,000	4.540		08/15/47	6,880
Cargill, Inc.(c)(d)
250,000	4.750		04/24/33	235,142
Philip Morris International, Inc.
20,000	5.625	(c)	11/17/29	19,758
5,000	6.375		05/16/38	5,075
10,000	4.375		11/15/41	7,819
10,000	4.500		03/20/42	7,994
10,000	4.125		03/04/43	7,516
Reynolds American, Inc.(c)
25,000	5.850		08/15/45	20,668

				334,164

Automotive – 0.2%
American Honda Finance Corp.
20,000	2.300		09/09/26	18,291
Cummins, Inc.(c)
30,000	2.600		09/01/50	17,309
General Motors Co.(c)
20,000	5.400		04/01/48	15,780

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Automotive – (continued)
General Motors Financial Co., Inc.(c)
$300,000	4.300%		07/13/25	$289,476
25,000	4.300		04/06/29	22,424
500,000	2.350		01/08/31	377,235

				740,515

Banks – 9.4%
Banco do Brasil SA(b)(c) (10 yr. CMT + 4.398%)
200,000	6.250		04/15/24	184,580
Banco Mercantil del Norte SA(b)(c)(d) (5 yr. CMT + 4.643%)
260,000	5.875		01/24/27	221,650
Banco Santander SA
800,000	2.746		05/28/25	753,632
600,000	4.250		04/11/27	560,028
200,000	2.749		12/03/30	149,236
600,000	6.921		08/08/33	574,002
Bank of America Corp.(c)
925,000	4.183		11/25/27	859,473
(3 mo. USD Term SOFR + 1.252%)
75,000	2.496	(b)	02/13/31	60,128
(3 mo. USD Term SOFR + 1.322%)
45,000	3.559	(b)	04/23/27	42,218
(3 mo. USD Term SOFR + 1.452%)
10,000	2.884	(b)	10/22/30	8,335
(3 mo. USD Term SOFR + 1.572%)
750,000	4.271	(b)	07/23/29	690,870
(3 mo. USD Term SOFR + 1.582%)
10,000	4.078	(b)	04/23/40	7,896
(3 mo. USD Term SOFR + 1.837%)
525,000	3.824	(b)	01/20/28	487,263
(3 mo. USD Term SOFR + 3.412%)
5,000	4.083	(b)	03/20/51	3,691
(5 yr. CMT + 1.200%)
475,000	2.482	(b)	09/21/36	347,196
(Secured Overnight Financing Rate + 0.910%)
70,000	1.658	(b)	03/11/27	62,792
(Secured Overnight Financing Rate + 0.960%)
65,000	1.734	(b)	07/22/27	57,600
(Secured Overnight Financing Rate + 1.050%)
65,000	2.551	(b)	02/04/28	57,899
(Secured Overnight Financing Rate + 1.330%)
325,000	2.972	(b)	02/04/33	256,302
(Secured Overnight Financing Rate + 1.530%)
600,000	1.898	(b)	07/23/31	455,646
(Secured Overnight Financing Rate + 1.830%)
275,000	4.571	(b)	04/27/33	244,170
(Secured Overnight Financing Rate + 2.040%)
550,000	4.948	(b)	07/22/28	528,401
Bank of America Corp.(b)(c) (Secured Overnight Financing Rate + 1.060%)
5,000	2.087		06/14/29	4,183
(Secured Overnight Financing Rate + 1.220%)
550,000	2.651		03/11/32	431,964

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
Bank of Montreal(b)(c) (Secured Overnight Financing Rate + 0.603%)
$70,000	0.949%		01/22/27	$62,408
Bank of New York Mellon Corp.(c)
5,000	2.050		01/26/27	4,465
(Secured Overnight Financing Rate + 1.755%)
70,000	4.596	(b)	07/26/30	65,888
(Secured Overnight Financing Rate Index + 1.802%)
55,000	5.802	(b)	10/25/28	54,921
Bank of New York Mellon Corp.(c)(b) (3 mo. USD Term SOFR +
1.331%)
30,000	3.442		02/07/28	27,940
Bank of Nova Scotia
10,000	4.850		02/01/30	9,399
Barclays PLC(b)(c)
(1 yr. CMT + 3.050%)
875,000	7.325		11/02/26	888,195
(Secured Overnight Financing Rate + 2.714%)
825,000	2.852		05/07/26	778,552
BNP Paribas SA(d)
550,000	3.375		01/09/25	531,052
(5 yr. USD Secured Overnight Financing Rate ICE Swap Rate +
4.149%)
200,000	6.625	(b)(c)	03/25/24	196,694
(Secured Overnight Financing Rate + 1.004%)
725,000	1.323	(b)(c)	01/13/27	649,194
(Secured Overnight Financing Rate + 2.074%)
350,000	2.219	(b)(c)	06/09/26	326,462
BPCE SA(d)
525,000	4.625		09/12/28	488,754
Citigroup, Inc.
125,000	4.300		11/20/26	118,395
(Secured Overnight Financing Rate + 0.765%)
65,000	1.122	(b)(c)	01/28/27	57,873
(Secured Overnight Financing Rate + 0.770%)
70,000	1.462	(b)(c)	06/09/27	61,856
(Secured Overnight Financing Rate + 1.280%)
5,000	3.070	(b)(c)	02/24/28	4,535
(Secured Overnight Financing Rate + 1.422%)
550,000	2.976	(b)(c)	11/05/30	459,365
(Secured Overnight Financing Rate + 2.086%)
800,000	4.910	(b)(c)	05/24/33	727,776
(Secured Overnight Financing Rate + 2.338%)
35,000	6.270	(b)(c)	11/17/33	34,903
Credit Agricole SA(b)(c)(d)
(5 yr. USD Swap + 4.319%)
250,000	6.875		09/23/24	243,795
(Secured Overnight Financing Rate + 1.676%)
375,000	1.907		06/16/26	348,566
Credit Suisse AG
300,000	2.950		04/09/25	284,994
Deutsche Bank AG(c) (Secured Overnight Financing Rate + 1.870%)
450,000	2.129		11/24/26	406,809

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
Fifth Third Bancorp(c)
$375,000	2.375%		01/28/25	$355,927
(Secured Overnight Financing Rate Index + 2.192%)
60,000	6.361	(b)	10/27/28	59,483
First Horizon Corp.(c)
700,000	4.000		05/26/25	659,225
First-Citizens Bank & Trust Co.(b)(c) (3 mo. USD Term SOFR + 1.715%)
600,000	2.969		09/27/25	571,518
HSBC Holdings PLC
5,000	6.100		01/14/42	4,954
(3 mo. USD Term SOFR + 1.473%)
600,000	3.803	(b)(c)	03/11/25	592,536
Huntington Bancshares, Inc.(c)
825,000	4.000		05/15/25	789,401
ING Groep NV(b)(c)(d) (1 yr. CMT + 1.100%)
950,000	1.400		07/01/26	872,565
JPMorgan Chase & Co.(c)
425,000	3.625		12/01/27	391,697
(3 mo. USD Term SOFR + 1.507%)
475,000	3.960	(b)	01/29/27	453,777
(3 mo. USD Term SOFR + 2.515%)
200,000	2.956	(b)	05/13/31	164,626
(Secured Overnight Financing Rate + 0.885%)
25,000	1.578	(b)	04/22/27	22,300
(Secured Overnight Financing Rate + 1.170%)
40,000	2.947	(b)	02/24/28	36,282
(Secured Overnight Financing Rate + 1.580%)
35,000	3.328	(b)	04/22/52	22,721
(Secured Overnight Financing Rate + 1.800%)
901,000	4.586	(b)	04/26/33	811,305
(Secured Overnight Financing Rate + 1.890%)
70,000	2.182	(b)	06/01/28	61,244
(Secured Overnight Financing Rate + 2.440%)
20,000	3.109	(b)	04/22/51	12,388
JPMorgan Chase & Co.(c)(b) (Secured Overnight Financing Rate + 1.015%)
60,000	2.069		06/01/29	50,536
Macquarie Group Ltd.(b)(c)(d) (Secured Overnight Financing Rate +1.069%)
450,000	1.340		01/12/27	402,169
Mitsubishi UFJ Financial Group, Inc.
30,000	4.286		07/26/38	25,241
Morgan Stanley
174,000	3.950		04/23/27	161,604
(3 mo. USD Term SOFR + 1.890%)
200,000	4.431	(b)(c)	01/23/30	184,702
(Secured Overnight Financing Rate + 0.720%)
70,000	0.985	(b)(c)	12/10/26	62,434
(Secured Overnight Financing Rate + 0.858%)
60,000	1.512	(b)(c)	07/20/27	52,834
(Secured Overnight Financing Rate + 0.879%)
70,000	1.593	(b)(c)	05/04/27	62,318
(Secured Overnight Financing Rate + 1.000%)
10,000	2.475	(b)(c)	01/21/28	8,919

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
(Secured Overnight Financing Rate + 1.034%)
	$750,000	1.794	%(b)(c)	02/13/32	$555,150
(Secured Overnight Financing Rate + 1.143%)
	725,000	2.699	(b)(c)	01/22/31	591,622
(Secured Overnight Financing Rate + 1.290%)
	141,000	2.943	(b)(c)	01/21/33	110,820
(Secured Overnight Financing Rate + 1.590%)
	905,000	5.164	(b)(c)	04/20/29	870,438
NatWest Group PLC(b)(c) (5 yr. CMT + 2.100%)
	200,000	3.754		11/01/29	190,358
Northern Trust Corp.(c)
	20,000	1.950		05/01/30	15,818
PNC Financial Services Group, Inc.(b)(c) (Secured Overnight Financing Rate Index + 2.140%)
	40,000	6.037		10/28/33	38,722
Royal Bank of Canada
	25,000	1.400		11/02/26	21,982
Santander Holdings USA, Inc.(c)
	10,000	3.244		10/05/26	9,056
Santander Holdings USA, Inc.(b)(c) (Secured Overnight Financing Rate + 1.249%)
	60,000	2.490		01/06/28	52,075
State Street Corp.(b)(c)
(Secured Overnight Financing Rate + 0.560%)
	10,000	1.684		11/18/27	8,923
(Secured Overnight Financing Rate + 1.715%)
	60,000	5.820		11/04/28	60,038
Toronto-Dominion Bank
	625,000	4.456		06/08/32	561,037
Truist Financial Corp.(c)
(Secured Overnight Financing Rate + 0.609%)
	35,000	1.267	(b)	03/02/27	30,984
(Secured Overnight Financing Rate + 0.862%)
	70,000	1.887	(b)	06/07/29	57,466
(Secured Overnight Financing Rate + 2.050%)
	150,000	6.047		06/08/27	148,301
U.S. Bancorp(b)(c)
(5 yr. CMT + 2.541%)
	650,000	3.700		01/15/27	477,373
(Secured Overnight Financing Rate + 0.730%)
	50,000	2.215		01/27/28	44,028
(Secured Overnight Financing Rate + 2.090%)
	5,000	5.850		10/21/33	4,735
U.S. Bancorp(c)(b) (Secured Overnight Financing Rate + 2.020%)
	50,000	5.775		06/12/29	48,696
UBS Group AG
	307,000	4.550		04/17/26	294,932
	875,000	4.282	(c)(d)	01/09/28	804,519
(Secured Overnight Financing Rate + 1.560%)
	302,000	2.593	(b)(c)(d)	09/11/25	290,642
Virgin Money U.K. PLC(b)(c) (5 year UK Government Bond + 8.307%)
GBP	325,000	9.250		06/08/24	385,977
Wells Fargo & Co.
	$675,000	3.000		10/23/26	619,515

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
$600,000	4.300%		07/22/27	$565,242
75,000	4.150	(c)	01/24/29	68,845
(3 mo. USD Term SOFR + 1.432%)
60,000	3.196	(b)(c)	06/17/27	55,693
(3 mo. USD Term SOFR + 1.432%)
10,000	2.879	(b)(c)	10/30/30	8,323
(3 mo. USD Term SOFR + 4.502%)
25,000	5.013	(b)(c)	04/04/51	20,977
(Secured Overnight Financing Rate + 1.980%)
400,000	4.808	(b)(c)	07/25/28	381,616
(Secured Overnight Financing Rate + 2.100%)
65,000	2.393	(b)(c)	06/02/28	57,019
(Secured Overnight Financing Rate + 2.100%)
952,000	4.897	(b)(c)	07/25/33	861,817
Westpac Banking Corp.
5,000	2.700		08/19/26	4,636
20,000	1.953		11/20/28	16,916

				29,108,943

Beverages – 1.4%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.(c)
700,000	4.700		02/01/36	641,417
314,000	4.900		02/01/46	273,441
Anheuser-Busch InBev Finance, Inc.(c)
35,000	4.900		02/01/46	30,471
Anheuser-Busch InBev Worldwide, Inc.
365,000	4.750	(c)	01/23/29	353,908
75,000	8.200		01/15/39	91,538
Constellation Brands, Inc.(c)
625,000	4.400		11/15/25	607,875
500,000	3.600		02/15/28	459,430
325,000	2.250		08/01/31	252,831
JDE Peet’s NV(c)(d)
375,000	1.375		01/15/27	323,377
Keurig Dr Pepper, Inc.(c)
575,000	4.597		05/25/28	552,609
925,000	2.250		03/15/31	727,901
PepsiCo, Inc.(c)
25,000	3.000		10/15/27	23,175
10,000	1.625		05/01/30	8,020

				4,345,993

Biotechnology – 0.7%
Amgen, Inc.(c)
15,000	2.600		08/19/26	13,847
783,000	5.250		03/02/30	764,693
800,000	5.250		03/02/33	764,528
Biogen, Inc.(c)
25,000	3.150		05/01/50	15,285
CSL Finance PLC(c)(d)
100,000	3.850		04/27/27	94,659
Gilead Sciences, Inc.(c)
50,000	3.650		03/01/26	47,856
40,000	4.000		09/01/36	33,954

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Principal Amount		Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Biotechnology – (continued)
Royalty Pharma PLC(c)
	$425,000	1.200%	09/02/25	$386,266
	10,000	3.300	09/02/40	6,545
	10,000	3.550	09/02/50	6,125

				2,133,758

Building Materials(c) – 0.1%
Carrier Global Corp.
	25,000	3.577	04/05/50	16,891
Fortune Brands Innovations, Inc.
	5,000	4.500	03/25/52	3,678
Johnson Controls International PLC/Tyco Fire & Security Finance SCA
	175,000	4.900	12/01/32	166,941
Masco Corp.
	325,000	1.500	02/15/28	272,285

				459,795

Chemicals – 1.2%
Albemarle Corp.(c)
	5,000	5.050	06/01/32	4,551
	15,000	5.650	06/01/52	12,538
Ashland Services BV(c)
EUR	650,000	2.000	01/30/28	581,739
Axalta Coating Systems LLC(c)(d)
	$475,000	3.375	02/15/29	394,739
Celanese U.S. Holdings LLC(c)
	35,000	6.330	07/15/29	34,308
Dow Chemical Co.(c)
	30,000	6.300	03/15/33	30,920
Huntsman International LLC(c)
	350,000	4.500	05/01/29	316,221
	250,000	2.950	06/15/31	193,770
International Flavors & Fragrances, Inc.(c)(d)
	650,000	1.832	10/15/27	538,941
LYB International Finance BV
	20,000	5.250	07/15/43	16,884
PPG Industries, Inc.(c)
	5,000	1.200	03/15/26	4,489
Sasol Financing USA LLC(c)
	310,000	5.875	03/27/24	305,586
Sherwin-Williams Co.(c)
	500,000	3.450	06/01/27	465,370
	475,000	2.950	08/15/29	410,481
SNF Group SACA(c)(d)
	590,000	3.375	03/15/30	476,354

				3,786,891

Commercial Services(c) – 0.5%
CoStar Group, Inc.(d)
	625,000	2.800	07/15/30	501,600
Global Payments, Inc.
	5,000	4.450	06/01/28	4,631
Global Payments, Inc.
	15,000	5.950	08/15/52	13,403

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Commercial Services(c) – (continued)
MPH Acquisition Holdings LLC(d)
$542,000	5.750%		11/01/28	$406,099
TriNet Group, Inc.(d)
500,000	7.125		08/15/31	495,035

				1,420,768

Computers – 0.5%
Dell International LLC/EMC Corp.(c)
375,000	6.020		06/15/26	376,151
75,000	5.300		10/01/29	72,767
50,000	6.200		07/15/30	50,336
40,000	8.350		07/15/46	46,584
Hewlett Packard Enterprise Co.(c)
909,000	4.900		10/15/25	892,184
15,000	6.350		10/15/45	14,558
HP, Inc.(c)
10,000	4.200		04/15/32	8,647
Western Digital Corp.(c)
30,000	2.850		02/01/29	24,044

				1,485,271

Cosmetics & Personal Care(c) – 0.3%
Haleon U.S. Capital LLC
875,000	3.375		03/24/27	812,044

Diversified Financial Services – 2.0%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust(c)
400,000	4.875		01/16/24	398,512
295,000	6.500		07/15/25	295,145
675,000	3.000		10/29/28	577,908
275,000	3.400		10/29/33	213,109
Air Lease Corp.(c)
225,000	3.375		07/01/25	213,536
875,000	3.750		06/01/26	824,617
(5 yr. CMT + 3.149%)
750,000	4.125	(b)	12/15/26	553,305
Ally Financial, Inc.(c)
275,000	1.450		10/02/23	275,000
Aviation Capital Group LLC(c)(d)
375,000	1.950		01/30/26	336,577
Avolon Holdings Funding Ltd.(c)(d)
425,000	3.950		07/01/24	416,156
675,000	2.875		02/15/25	636,883
175,000	4.250		04/15/26	164,631
Brookfield Finance, Inc.(c)
20,000	3.500		03/30/51	12,264
Capital One Financial Corp.(b)(c) (Secured Overnight Financing Rate + 0.855%)
70,000	1.878		11/02/27	60,816
Capital One Financial Corp.(b)(c) (Secured Overnight Financing Rate + 2.640%)
5,000	6.312		06/08/29	4,888
(Secured Overnight Financing Rate + 2.860%)
5,000	6.377		06/08/34	4,712

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Diversified Financial Services – (continued)
Charles Schwab Corp.(c)
$10,000	1.150%	05/13/26	$8,837
Discover Financial Services(c)
60,000	4.100	02/09/27	54,440
Intercontinental Exchange, Inc.(c)
1,035,000	4.350	06/15/29	973,428
Mastercard, Inc.(c)
10,000	3.850	03/26/50	7,714
Synchrony Financial(c)
15,000	2.875	10/28/31	10,626
Visa, Inc.(c)
15,000	3.150	12/14/25	14,323
55,000	4.150	12/14/35	49,537

			6,106,964

Electrical – 1.2%
AEP Texas, Inc.(c)
40,000	3.950	06/01/28	37,068
Ameren Corp.(c)
125,000	3.500	01/15/31	107,259
Appalachian Power Co.(c)
30,000	3.700	05/01/50	20,120
Berkshire Hathaway Energy Co.(c)
225,000	3.250	04/15/28	203,528
400,000	3.700	07/15/30	354,992
Constellation Energy Generation LLC(c)
15,000	5.600	06/15/42	13,459
Dominion Energy, Inc.(c)
5,000	3.375	04/01/30	4,300
Duke Energy Carolinas LLC(c)
5,000	2.450	08/15/29	4,226
Duke Energy Progress LLC(c)
15,000	3.450	03/15/29	13,596
Edison International(c)
15,000	6.950	11/15/29	15,461
Emera U.S. Finance LP(c)
20,000	4.750	06/15/46	14,769
Entergy Louisiana LLC(c)
25,000	4.750	09/15/52	20,438
Exelon Corp.(c)
30,000	4.450	04/15/46	23,363
NextEra Energy Capital Holdings, Inc.(c)
525,000	1.900	06/15/28	444,244
NRG Energy, Inc.(c)(d)
675,000	3.750	06/15/24	660,697
Ohio Edison Co.
5,000	6.875	07/15/36	5,228
Pacific Gas & Electric Co.(c)
250,000	2.100	08/01/27	213,475
125,000	3.300	08/01/40	80,245
5,000	4.000	12/01/46	3,159
20,000	4.950	07/01/50	14,931
Pacific Gas & Electric Co.(c)
15,000	4.500	07/01/40	11,161

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Electrical – (continued)
PacifiCorp(c)
$30,000	4.150%		02/15/50	$21,126
Public Service Co. of Colorado(c)
35,000	4.500		06/01/52	27,232
Sempra(c)
5,000	3.700		04/01/29	4,497
Southern California Edison Co.(c)
450,000	4.200		03/01/29	418,387
25,000	4.875		03/01/49	20,392
Southern Power Co.(c)
30,000	4.950		12/15/46	24,076
Xcel Energy, Inc.(c)
900,000	3.350		12/01/26	838,530

				3,619,959

Electronics(c) – 0.0%
Amphenol Corp.
5,000	2.800		02/15/30	4,250
Flex Ltd.
35,000	4.875		06/15/29	32,674

				36,924

Energy-Alternate Sources(c)(d) – 0.1%
Greenko Power II Ltd.
185,500	4.300		12/13/28	158,718

Engineering & Construction – 0.3%
MasTec, Inc.(c)(d)
610,000	4.500		08/15/28	548,707
Mexico City Airport Trust(c)
200,000	4.250		10/31/26	187,804
250,000	3.875	(d)	04/30/28	226,280

				962,791

Entertainment – 0.6%
Warnermedia Holdings, Inc.(c)
775,000	6.412		03/15/26	774,915
450,000	4.054		03/15/29	401,409
850,000	4.279		03/15/32	721,378

				1,897,702

Environmental(c) – 0.1%
Waste Management, Inc.
250,000	1.150		03/15/28	209,325

Food & Drug Retailing – 0.3%
General Mills, Inc.(c)
300,000	4.200		04/17/28	282,654
Kraft Heinz Foods Co.
15,000	3.000	(c)	06/01/26	14,050
25,000	6.875		01/26/39	26,228
Kroger Co.(c)
10,000	2.200		05/01/30	7,992
Post Holdings, Inc.(c)(d)
498,000	5.625		01/15/28	471,447

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Food & Drug Retailing – (continued)
Sysco Corp.(c)
$5,000	3.300%		07/15/26	$4,697
Sysco Corp.(c)
50,000	6.600		04/01/40	51,041
25,000	4.500		04/01/46	19,568
Tyson Foods, Inc.(c)
20,000	5.100		09/28/48	16,256

				893,933

Gas(c) – 0.1%
East Ohio Gas Co.(d)
150,000	1.300		06/15/25	138,894
NiSource, Inc.
100,000	3.600		05/01/30	87,128

				226,022

Hand/Machine Tools(c) – 0.0%
Stanley Black & Decker, Inc.
10,000	4.850		11/15/48	8,065

Healthcare Providers & Services – 0.8%
Baxter International, Inc.(c)
179,000	1.915		02/01/27	157,944
Centene Corp.(c)
60,000	4.625		12/15/29	54,122
Centene Corp.(c)
10,000	3.375		02/15/30	8,344
CommonSpirit Health(c)
635,000	3.910		10/01/50	450,351
610,000	6.461		11/01/52	635,428
DH Europe Finance II Sarl(c)
275,000	2.600		11/15/29	235,878
Elevance Health, Inc.(c)
25,000	6.100		10/15/52	24,978
HCA, Inc.(c)
55,000	5.875		02/15/26	54,716
5,000	5.500		06/15/47	4,267
10,000	5.250		06/15/49	8,203
HCA, Inc.(c)
25,000	5.375		09/01/26	24,542
Humana, Inc.(c)
5,000	3.700		03/23/29	4,549
Laboratory Corp. of America Holdings(c)
70,000	1.550		06/01/26	62,622
Revvity, Inc.(c)
10,000	3.300		09/15/29	8,660
STERIS Irish FinCo UnLtd Co.(c)
218,000	2.700		03/15/31	176,486
Thermo Fisher Scientific, Inc.(c)
120,000	1.750		10/15/28	101,422
UnitedHealth Group, Inc.
525,000	5.300	(c)	02/15/30	521,330
10,000	6.875		02/15/38	11,129
25,000	4.250	(c)	06/15/48	19,868

				2,564,839

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Home Builders(c) – 0.0%
PulteGroup, Inc.
$60,000	5.500%	03/01/26	$59,547

Household Products(c) – 0.0%
Kimberly-Clark Corp.
10,000	2.875	02/07/50	6,405

Insurance – 0.5%
Acrisure LLC/Acrisure Finance, Inc.(c)(d)
536,000	4.250	02/15/29	449,200
Allstate Corp.(c)
70,000	0.750	12/15/25	62,931
American International Group, Inc.(c)
250,000	3.400	06/30/30	214,160
10,000	4.750	04/01/48	8,228
Berkshire Hathaway Finance Corp.(c)
35,000	3.850	03/15/52	26,197
Brown & Brown, Inc.(c)
10,000	2.375	03/15/31	7,718
Great-West Lifeco Finance 2018 LP(c)(d)
115,000	4.047	05/17/28	107,420
Marsh & McLennan Cos., Inc.(c)
575,000	4.375	03/15/29	544,836
MetLife, Inc.
5,000	6.500	12/15/32	5,233
Progressive Corp.(c)
5,000	3.200	03/26/30	4,348
Reinsurance Group of America, Inc.(c)
40,000	3.900	05/15/29	35,693
Willis North America, Inc.(c)
60,000	2.950	09/15/29	51,139

			1,517,103

Internet – 0.7%
Amazon.com, Inc.(c)
20,000	1.000	05/12/26	17,976
10,000	3.875	08/22/37	8,517
eBay, Inc.(c)
20,000	6.300	11/22/32	20,339
Expedia Group, Inc.(c)
260,000	4.625	08/01/27	247,952
200,000	3.250	02/15/30	169,078
81,000	2.950	03/15/31	65,101
Meta Platforms, Inc.(c)
950,000	3.500	08/15/27	895,755
769,000	3.850	08/15/32	682,388
Prosus NV(c)(d)
200,000	3.832	02/08/51	109,632

			2,216,738

Iron/Steel – 0.1%
ArcelorMittal SA
15,000	6.750	03/01/41	14,317
Nucor Corp.(c)
5,000	3.125	04/01/32	4,119

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Iron/Steel – (continued)
Steel Dynamics, Inc.(c)
$150,000	2.400%		06/15/25	$140,864
275,000	1.650		10/15/27	233,876

				393,176

Leisure Time(c) – 0.0%
Brunswick Corp.
10,000	4.400		09/15/32	8,119
Brunswick Corp.
10,000	5.100		04/01/52	6,889

				15,008

Lodging – 0.4%
Hyatt Hotels Corp.(c)
475,000	1.800		10/01/24	455,625
69,000	4.375		09/15/28	63,684
Marriott International, Inc.(c)
475,000	5.000		10/15/27	462,260
Sands China Ltd.(c)
200,000	5.650		08/08/28	187,625

				1,169,194

Machinery - Construction & Mining – 0.0%
Caterpillar Financial Services Corp.
5,000	1.150		09/14/26	4,450

Machinery-Diversified – 0.1%
CNH Industrial Capital LLC(c)
10,000	1.450		07/15/26	8,901
Otis Worldwide Corp.(c)
175,000	2.293		04/05/27	157,302
25,000	2.565		02/15/30	20,725
Westinghouse Air Brake Technologies Corp.(c)
5,000	4.700		09/15/28	4,699

				191,627

Media – 0.5%
Charter Communications Operating LLC/Charter Communications Operating Capital(c)
425,000	4.908		07/23/25	415,327
30,000	2.250		01/15/29	24,459
30,000	5.375		04/01/38	24,506
5,000	6.484		10/23/45	4,361
Comcast Corp.
256,000	3.300	(c)	02/01/27	239,081
50,000	7.050		03/15/33	54,516
6,000	6.500		11/15/35	6,342
75,000	3.750	(c)	04/01/40	58,063
Fox Corp.(c)
300,000	4.030		01/25/24	297,810
20,000	5.476		01/25/39	17,281
NBCUniversal Media LLC
458,000	4.450		01/15/43	374,310
Time Warner Cable LLC
20,000	7.300		07/01/38	19,262

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Media – (continued)
Walt Disney Co.(c)
$5,000	3.375%	11/15/26	$4,712

			1,540,030

Mining(c) – 0.3%
Freeport-McMoRan, Inc.
45,000	5.000	09/01/27	42,827
15,000	4.375	08/01/28	13,762
Freeport-McMoRan, Inc.
10,000	5.450	03/15/43	8,564
Glencore Funding LLC(c)(d)
450,000	1.625	04/27/26	405,203
250,000	2.625	09/23/31	192,750
Newcrest Finance Pty. Ltd.(d)
150,000	3.250	05/13/30	127,208

			790,314

Miscellaneous Manufacturing – 0.1%
3M Co.(c)
70,000	2.375	08/26/29	58,441
Carlisle Cos., Inc.(c)
5,000	2.750	03/01/30	4,131
GE Capital International Funding Co. Unlimited Co.
450,000	4.418	11/15/35	402,619

			465,191

Multi-National – 0.1%
African Export-Import Bank(c)(d)
270,000	2.634	05/17/26	240,519
240,000	3.798	05/17/31	186,403

			426,922

Office & Business Equipment(c) – 0.0%
CDW LLC/CDW Finance Corp.
45,000	3.250	02/15/29	38,404

Oil Field Services – 1.3%
Aker BP ASA(c)(d)
404,000	2.000	07/15/26	360,776
Apache Corp.
20,000	6.000	01/15/37	18,105
BP Capital Markets America, Inc.(c)
225,000	4.234	11/06/28	213,766
Devon Energy Corp.(c)
221,000	5.875	06/15/28	219,029
165,000	5.600	07/15/41	145,565
Diamondback Energy, Inc.(c)
30,000	6.250	03/15/33	30,035
Ecopetrol SA(c)
90,000	8.625	01/19/29	90,099
Ecopetrol SA(c)
40,000	6.875	04/29/30	36,360
230,000	8.875	01/13/33	224,072
EQT Corp.(c)
145,000	3.900	10/01/27	134,177
30,000	7.000	02/01/30	30,957

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Oil Field Services – (continued)
$610,000	3.625	%(d)	05/15/31	$514,016
Exxon Mobil Corp.(c)
60,000	3.043		03/01/26	56,893
Halliburton Co.
5,000	6.700		09/15/38	5,256
Hess Corp.
5,000	5.600		02/15/41	4,516
Marathon Petroleum Corp.(c)
5,000	6.500		03/01/41	4,937
Occidental Petroleum Corp.
278,000	7.875		09/15/31	300,518
Permian Resources Operating LLC(c)(d)
210,000	7.000		01/15/32	207,152
Petroleos de Venezuela SA(g)
4,280,000	6.000		10/28/22	192,600
1,110,000	5.375		04/12/27	62,715
Phillips 66(c)
200,000	1.300		02/15/26	180,750
QatarEnergy(c)(d)
210,000	3.300		07/12/51	135,666
Saudi Arabian Oil Co.
200,000	3.500		04/16/29	179,860
Shell International Finance BV
40,000	6.375		12/15/38	42,414
Sunoco LP/Sunoco Finance Corp.(c)(d)
510,000	7.000		09/15/28	503,105
TotalEnergies Capital International SA(c)
15,000	3.455		02/19/29	13,720
50,000	2.829		01/10/30	43,388
15,000	3.127		05/29/50	9,759
Valero Energy Corp.
15,000	7.500		04/15/32	16,320

				3,976,526

Packaging(c) – 0.1%
Berry Global, Inc.
375,000	1.570		01/15/26	338,906
WRKCo, Inc.
60,000	4.900		03/15/29	57,220

				396,126

Pharmaceuticals – 1.5%
AbbVie, Inc.(c)
800,000	4.500		05/14/35	722,336
225,000	4.450		05/14/46	183,506
Bayer U.S. Finance II LLC(c)(d)
950,000	3.875		12/15/23	945,962
Becton Dickinson & Co.(c)
10,000	1.957		02/11/31	7,818
5,000	4.298		08/22/32	4,513
Bristol-Myers Squibb Co.(c)
15,000	3.200		06/15/26	14,222
Bristol-Myers Squibb Co.(c)
10,000	3.400		07/26/29	9,062

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Pharmaceuticals – (continued)
Cencora, Inc.(c)
$250,000	3.450%		12/15/27	$231,737
Cigna Group(c)
184,000	2.400		03/15/30	150,654
25,000	3.400		03/15/50	16,447
Cigna Group(c)
5,000	4.800		08/15/38	4,398
CVS Health Corp.(c)
1,388,000	4.780		03/25/38	1,194,263
Johnson & Johnson(c)
25,000	2.900		01/15/28	23,026
Merck & Co., Inc.(c)
5,000	3.400		03/07/29	4,571
Pfizer Investment Enterprises Pte. Ltd.(c)
850,000	4.750		05/19/33	805,460
PRA Health Sciences, Inc.(c)(d)
200,000	2.875		07/15/26	180,534
Shire Acquisitions Investments Ireland DAC(c)
5,000	3.200		09/23/26	4,670
Viatris, Inc.(c)
20,000	4.000		06/22/50	12,078

				4,515,257

Pipelines – 1.4%
Cheniere Energy Partners LP(c)(d)
230,000	5.950		06/30/33	221,847
DCP Midstream Operating LP(c)
455,000	3.250		02/15/32	366,157
Enbridge Energy Partners LP
10,000	7.500		04/15/38	10,519
Energy Transfer LP(c)
200,000	4.250		04/01/24	198,000
725,000	5.500		06/01/27	712,784
550,000	5.250		04/15/29	527,296
5,000	6.125		12/15/45	4,465
75,000	5.400		10/01/47	61,684
5,000	6.000		06/15/48	4,437
20,000	6.250		04/15/49	18,350
Galaxy Pipeline Assets Bidco Ltd.(d)
200,000	2.625		03/31/36	154,792
Kinder Morgan, Inc.
500	7.750		01/15/32	542
27,000	5.450	(c)	08/01/52	22,887
MPLX LP(c)
225,000	4.800		02/15/29	213,282
200,000	4.500		04/15/38	161,686
10,000	4.700		04/15/48	7,578
NuStar Logistics LP(c)
165,000	5.750		10/01/25	160,444
Plains All American Pipeline LP/PAA Finance Corp.(c)
425,000	3.850		10/15/23	424,443
Targa Resources Corp.(c)
235,000	4.200		02/01/33	199,837

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Pipelines – (continued)
Targa Resources Partners LP/Targa Resources Partners Finance Corp.(c)
$10,000	6.875%	01/15/29	$10,013
Targa Resources Partners LP/Targa Resources Partners Finance Corp.(c)
25,000	5.500	03/01/30	23,380
40,000	4.875	02/01/31	35,704
Western Midstream Operating LP(c)
20,000	5.250	02/01/50	15,474
Williams Cos., Inc.(c)
450,000	3.900	01/15/25	437,854
425,000	5.650	03/15/33	410,903
20,000	5.300	08/15/52	17,017

			4,421,375

Real Estate Investment Trust – 2.1%
Alexandria Real Estate Equities, Inc.(c)
350,000	3.375	08/15/31	291,504
American Homes 4 Rent LP(c)
180,000	2.375	07/15/31	137,173
American Tower Corp.(c)
925,000	3.375	05/15/24	909,941
55,000	3.125	01/15/27	50,233
10,000	2.300	09/15/31	7,580
American Tower Corp.(c)
5,000	1.450	09/15/26	4,410
5,000	3.550	07/15/27	4,586
5,000	3.950	03/15/29	4,519
Boston Properties LP(c)
20,000	2.750	10/01/26	17,922
35,000	3.400	06/21/29	29,194
Crown Castle, Inc.(c)
35,000	4.450	02/15/26	33,860
CubeSmart LP(c)
265,000	2.500	02/15/32	201,591
EPR Properties(c)
20,000	3.750	08/15/29	16,038
Equinix, Inc.(c)
20,000	1.450	05/15/26	17,868
10,000	2.500	05/15/31	7,802
GLP Capital LP/GLP Financing II, Inc.(c)
60,000	5.375	04/15/26	58,206
Host Hotels & Resorts LP(c)
25,000	3.375	12/15/29	21,009
224,000	2.900	12/15/31	171,916
Invitation Homes Operating Partnership LP(c)
300,000	2.300	11/15/28	251,106
Kilroy Realty LP(c)
397,000	4.750	12/15/28	358,495
NNN REIT, Inc.(c)
235,000	3.900	06/15/24	231,029
400,000	4.000	11/15/25	383,036
Omega Healthcare Investors, Inc.(c)
15,000	3.625	10/01/29	12,524

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Real Estate Investment Trust – (continued)
Omega Healthcare Investors, Inc.(c)
$5,000	3.375%		02/01/31	$3,900
Prologis LP(c)
10,000	2.875		11/15/29	8,568
600,000	1.750		07/01/30	466,110
Public Storage Operating Co.(c)
45,000	0.875		02/15/26	40,389
30,000	1.950		11/09/28	25,393
Regency Centers LP(c)
700,000	2.950		09/15/29	594,937
Retail Opportunity Investments Partnership LP(c)
550,000	6.750		10/15/28	542,355
Simon Property Group LP(c)
60,000	3.300		01/15/26	56,926
Trust Fibra Uno(c)(d)
300,000	5.250		12/15/24	293,679
UDR, Inc.(c)
150,000	2.100		08/01/32	107,952
VICI Properties LP(c)
15,000	5.625		05/15/52	12,506
VICI Properties LP/VICI Note Co., Inc.(c)(d)
590,000	3.750		02/15/27	537,950
Welltower OP LLC(c)
55,000	2.050		01/15/29	45,400
Welltower OP LLC(c)
5,000	4.125		03/15/29	4,554
Weyerhaeuser Co.(c)
5,000	4.000		11/15/29	4,499
WP Carey, Inc.(c)
155,000	4.600		04/01/24	153,633
105,000	4.000		02/01/25	102,099
425,000	3.850		07/15/29	374,654

				6,597,046

Retailing – 1.4%
Arko Corp.(c)(d)
470,000	5.125		11/15/29	379,215
AutoNation, Inc.(c)
317,000	4.500		10/01/25	305,785
450,000	4.750		06/01/30	405,581
CK Hutchison International 20 Ltd.(c)(d)
200,000	2.500		05/08/30	164,104
Dollar Tree, Inc.(c)
975,000	4.000		05/15/25	943,585
Home Depot, Inc.
125,000	3.250	(c)	04/15/32	107,181
45,000	5.875		12/16/36	46,310
10,000	5.950	(c)	04/01/41	10,227
Lowe’s Cos., Inc.(c)
125,000	3.100		05/03/27	115,114
425,000	1.700		09/15/28	354,675
650,000	1.700		10/15/30	498,251
400,000	3.750		04/01/32	346,288
550,000	5.000		04/15/33	517,561

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Retailing – (continued)
McDonald’s Corp.
$30,000	6.300%		03/01/38	$31,259

				4,225,136

Semiconductors – 0.9%
Broadcom Corp./Broadcom Cayman Finance Ltd.(c)
5,000	3.875		01/15/27	4,699
Broadcom, Inc.(c)(d)
65,000	4.000		04/15/29	58,585
302,000	4.150		04/15/32	261,399
225,000	3.469		04/15/34	176,461
651,000	3.137		11/15/35	474,442
650,000	3.500		02/15/41	450,131
Intel Corp.(c)
55,000	3.900		03/25/30	50,136
650,000	5.200		02/10/33	629,135
Micron Technology, Inc.(c)
45,000	6.750		11/01/29	45,746
350,000	2.703		04/15/32	267,124
NXP BV/NXP Funding LLC/NXP USA, Inc.(c)
275,000	3.400		05/01/30	235,023
Qorvo, Inc.(c)
20,000	4.375		10/15/29	17,591
Qualcomm, Inc.(c)
45,000	4.650		05/20/35	42,255
QUALCOMM, Inc.(c)
30,000	3.250		05/20/27	27,966

				2,740,693

Software – 1.0%
Autodesk, Inc.(c)
10,000	2.850		01/15/30	8,477
Fiserv, Inc.(c)
60,000	3.200		07/01/26	56,070
Oracle Corp.(c)
10,000	2.650		07/15/26	9,219
Oracle Corp.
539,000	2.950	(c)	04/01/30	452,674
500,000	4.650	(c)	05/06/30	467,380
5,000	6.125		07/08/39	4,815
30,000	3.600	(c)	04/01/40	21,576
5,000	5.375		07/15/40	4,433
10,000	4.125	(c)	05/15/45	7,253
10,000	4.000	(c)	07/15/46	7,057
10,000	3.950	(c)	03/25/51	6,853
467,000	6.900	(c)	11/09/52	480,884
Salesforce, Inc.(c)
10,000	2.900		07/15/51	6,240
ServiceNow, Inc.(c)
550,000	1.400		09/01/30	420,744
Take-Two Interactive Software, Inc.(c)
360,000	3.700		04/14/27	337,046
VMware, Inc.(c)
175,000	1.800		08/15/28	145,138

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Software – (continued)
Workday, Inc.(c)
$225,000	3.500%		04/01/27	$209,867
250,000	3.700		04/01/29	226,722
150,000	3.800		04/01/32	128,541

				3,000,989

Telecommunication Services – 1.8%
AT&T, Inc.(c)
336,000	2.300		06/01/27	297,545
100,000	1.650		02/01/28	84,415
500,000	2.750		06/01/31	400,525
694,000	2.550		12/01/33	509,410
175,000	4.900		08/15/37	151,575
450,000	3.500		06/01/41	312,642
65,000	4.750		05/15/46	51,173
100,000	5.150		11/15/46	83,292
35,000	4.500		03/09/48	26,518
British Telecommunications PLC
30,000	9.625		12/15/30	35,329
Cisco Systems, Inc.
20,000	5.900		02/15/39	20,575
Deutsche Telekom International Finance BV
40,000	8.750		06/15/30	45,804
Motorola Solutions, Inc.(c)
30,000	2.750		05/24/31	23,688
Rogers Communications, Inc.(c)
25,000	4.350		05/01/49	17,789
T-Mobile USA, Inc.(c)
408,000	3.500		04/15/25	393,594
375,000	1.500		02/15/26	339,855
5,000	2.625		04/15/26	4,623
225,000	3.750		04/15/27	210,109
275,000	2.050		02/15/28	236,679
5,000	3.375		04/15/29	4,396
520,000	2.875		02/15/31	421,871
350,000	5.200		01/15/33	330,589
450,000	3.000		02/15/41	298,053
Verizon Communications, Inc.
467,000	4.329		09/21/28	438,532
975,000	2.550	(c)	03/21/31	775,681
80,000	2.875	(c)	11/20/50	46,010
Vodafone Group PLC
20,000	6.150		02/27/37	19,662

				5,579,934

Toys/Games/Hobbies(c) – 0.0%
Hasbro, Inc.
5,000	3.550		11/19/26	4,652
Hasbro, Inc.
5,000	3.900		11/19/29	4,424

				9,076

Transportation – 0.3%
Canadian National Railway Co.(c)
40,000	2.450		05/01/50	22,683

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Transportation – (continued)
Canadian Pacific Railway Co.
$200,000	2.050	%(c)	03/05/30	$161,714
25,000	5.950		05/15/37	24,898
CSX Corp.(c)
625,000	3.800		03/01/28	587,012
FedEx Corp.(c)
5,000	4.550		04/01/46	3,957
5,000	4.050		02/15/48	3,651
Norfolk Southern Corp.(c)
10,000	2.550		11/01/29	8,432

				812,347

TOTAL CORPORATE OBLIGATIONS (Cost $121,325,123)				$108,698,786

Asset-Backed Securities(c) – 10.4%

Automotive – 0.2%
World Omni Auto Receivables Trust Series 2023-B, Class A2A
$500,000	5.250%		11/16/26	$497,273

Collateralized Loan Obligations – 8.0%
AGL CLO 3 Ltd. Series 2020-3A, Class A(b)(d) (3 mo. USD Term SOFR + 1.562%)
1,300,000	6.870		01/15/33	1,295,957
AMMC CLO XI Ltd. Series 2021-11A, Class A1R2(b)(d) (3 mo. USD Term SOFR + 1.272%)
793,634	6.641		04/30/31	792,154
Ares LXIV CLO Ltd. Series 2022-64A, Class A1(b)(d) (3 mo. USD Term SOFR + 1.440%)
1,925,000	6.748		04/15/35	1,905,960
Benefit Street Partners CLO V-B Ltd. Series 2018-5BA, Class A1A(b)(d) (3 mo. USD Term SOFR + 1.352%)
2,009,000	6.678		04/20/31	2,006,149
Cathedral Lake VII Ltd. Series 2021-7RA, Class D(b)(d) (3 mo. USD Term SOFR + 4.542%)
250,000	9.852		01/15/32	238,238
CBAM Ltd. Series 2017-2A, Class AR(b)(d) (3 mo. USD Term SOFR + 1.452%)
2,000,000	6.760		07/17/34	1,980,026
Dryden 68 CLO Ltd. Series 2019-68A, Class AR(b)(d) (3 mo. USD Term SOFR + 1.432%)
2,200,000	6.740		07/15/35	2,177,923
GoldenTree Loan Opportunities IX Ltd. Series 2014-9A, Class AR2(b)(d) (3 mo. USD Term SOFR + 1.372%)
584,188	6.741		10/29/29	583,672
Halseypoint CLO 5 Ltd. Series 2021-5A, Class A1A(b)(d) (3 mo. USD Term SOFR + 1.472%)
1,300,000	6.841		01/30/35	1,284,770
Halseypoint CLO 7 Ltd. Series 2023-7A, Class A(b)(d) (3 mo. USD Term SOFR + 2.250%)
1,750,000	7.509		07/20/36	1,765,211
Hayfin U.S. XII Ltd. Series 2018-8A, Class A(b)(d) (3 mo. USD Term SOFR + 1.382%)
298,954	6.708		04/20/31	298,263

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities(c) – (continued)

Collateralized Loan Obligations – (continued)
Invesco CLO Ltd. Series 2021-2A, Class A(b)(d) (3 mo. USD Term SOFR + 1.382%)
$400,000	6.690%	07/15/34	$396,918
Logan CLO I Ltd. Series 2021-1A, Class A(b)(d) (3 mo. USD Term SOFR + 1.422%)
1,900,000	6.748	07/20/34	1,892,351
Midocean Credit CLO VIII Series 2018-8X, Class A2 (3 mo. USD Term SOFR + 1.562%)
500,000	6.941	02/20/31	492,314
Mountain View CLO LLC Series 2016-1A, Class AR(b)(d) (3 mo. USD Term SOFR + 1.622%)
1,200,000	6.933	04/14/33	1,188,144
Neuberger Berman Loan Advisers CLO 44 Ltd. Series 2021-44A, Class D(b)(d) (3 mo. USD Term SOFR + 3.112%)
550,000	8.420	10/16/34	526,319
Neuberger Berman Loan Advisers CLO 45 Ltd. Series 2021-45A, Class A(b)(d) (3 mo. USD Term SOFR + 1.392%)
460,000	6.703	10/14/35	455,946
Octagon Investment Partners 40 Ltd. Series 2019-1A, Class A1R(d) (3 mo. USD Term SOFR + 1.432%)
900,000	6.758	01/20/35	890,829
OHA Credit Funding 15 Ltd. Series 2023-15A, Class A(b)(d) (3 mo. USD Term SOFR + 1.830%)
900,000	6.949	04/20/35	903,937
Pikes Peak CLO 3 Series 2019-3A, Class ARR(b)(d) (3 mo. USD Term SOFR + 1.462%)
900,000	6.813	10/25/34	894,753
Southwick Park CLO LLC Series 2019-4A, Class A1R(b)(d) (3 mo. USD Term SOFR + 1.322%)
1,000,000	6.648	07/20/32	995,846
TCW CLO Ltd. Series 2023-1A, Class A1N(b)(d) (3 mo. USD Term SOFR + 2.070%)
1,800,000	7.436	04/28/36	1,804,450

			24,770,130

Credit Card – 0.7%
Barclays Dryrock Issuance Trust Series 2023-1, Class A
1,200,000	4.720	02/15/29	1,178,352
Discover Card Execution Note Trust Series 2023-A1, Class A
1,000,000	4.310	03/15/28	973,650

			2,152,002

Home Equity(b) – 0.4%
Citigroup Mortgage Loan Trust, Inc. Series 2005-HE4, Class M2 (1 mo. USD Term SOFR + 0.789%)
224,947	6.109	10/25/35	213,902
Credit Suisse First Boston Mortgage Securities Corp. Series 2001-HE17, Class A1 (1 mo. USD Term SOFR + 0.734%)
392	4.715	01/25/32	381
Home Equity Asset Trust Series 2002-1, Class A4 (1 mo. USD Term SOFR + 0.714%)
256	6.034	11/25/32	220

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities(c) – (continued)

Home Equity(b) – (continued)
Home Equity Loan Trust Series 2007-FRE1, Class 2AV3 (1 mo. USD Term SOFR + 0.344%)
$464,949	5.664%	04/25/37	$427,151
Morgan Stanley Mortgage Loan Trust Series 2007-7AX, Class 1A (1 mo. USD Term SOFR + 0.554%)
2,440,146	5.874	04/25/37	622,169
Soundview Home Loan Trust Series 2007-NS1, Class A3 (1 mo. USD Term SOFR + 0.314%)
39,135	5.634	01/25/37	38,915

			1,302,738

Student Loan(b) – 1.1%
AccessLex Institute Series 2004-1, Class A2 (3 mo. USD LIBOR + 0.210%)
296,891	5.752	09/26/33	288,169
Navient Student Loan Trust Series 2017-2A, Class A(d) (30 Day USD SOFR Average + 1.164%)
2,546,366	6.479	12/27/66	2,535,703
PHEAA Student Loan Trust Series 2016-1A, Class A(d) (30 Day USD SOFR Average + 1.264%)
683,253	6.579	09/25/65	681,977

			3,505,849

TOTAL ASSET-BACKED SECURITIES (Cost $32,548,468)			$32,227,992

Agency Debentures – 1.6%

Sovereign – 1.6%
Federal Farm Credit Banks Funding Corp.
$1,650,000	2.850%	03/28/34	$1,337,523
1,700,000	3.500	09/01/32	1,503,157
3,120,000	1.700	04/23/35	2,163,783

TOTAL AGENCY DEBENTURES (Cost $6,338,252)			$5,004,463

Municipal Debt Obligations – 1.2%

California(c) – 0.4%
California State GO Bonds Build America Taxable Series 2009
$210,000	7.550%	04/01/39	$247,086
East Bay Municipal Utility District Water System RB Build America Sub Series 2010
900,000	5.874	06/01/40	919,096

			1,166,182

Illinois – 0.4%
Illinois State GO Bonds Build America Series 2010
731,868	7.350 (c)	07/01/35	$758,797
Illinois State GO Bonds Taxable-Pension Series 2003
530,000	5.100	06/01/33	503,124

			1,261,921

Principal Amount		Interest Rate		Maturity Date	Value

Municipal Debt Obligations – (continued)

New York(c) – 0.3%
New York State Metropolitan Transportation Authority RB Refunding Subseries 2002 G-1B
	$800,000	5.175%		11/15/49	$687,570
Port Authority of New York & New Jersey Consolidated Bonds - 192 Series 2015
	375,000	4.810		10/15/65	330,678

					1,018,248

Ohio(c) – 0.1%
American Municipal Power-Ohio, Inc. RB Build America Taxable Series 2010
	240,000	6.270		02/15/50	246,304

TOTAL MUNICIPAL DEBT OBLIGATIONS (Cost $4,029,458)					$3,692,655

Sovereign Debt Obligations – 0.9%

Euro – 0.2%
Ivory Coast Government International Bonds
EUR	120,000	4.875%		01/30/32	$96,140
	130,000	6.625		03/22/48	94,385
Romania Government International Bonds
	10,000	2.875		03/11/29	9,239
	190,000	3.624	(d)	05/26/30	172,234
	70,000	2.000	(d)	01/28/32	53,185
	70,000	3.375		01/28/50	43,547
	80,000	3.375	(d)	01/28/50	49,769

					518,499

United States Dollar – 0.7%
Chile Government International Bonds(c)
	$310,000	4.950		01/05/36	283,907
Ecuador Government International Bonds(d)
	41,572	0.000		07/31/30	12,289
Hungary Government International Bonds
	400,000	6.125		05/22/28	398,380
Indonesia Government International Bonds
	200,000	3.850		10/15/30	179,040
Israel Government AID Bonds(h)
	40,000	5.500		09/18/33	41,426
Ivory Coast Government International Bonds
	200,000	6.125		06/15/33	165,434
Mexico Government International Bonds(c)
	221,000	3.500		02/12/34	172,606
	200,000	6.338		05/04/53	181,500
	624,000	3.771		05/24/61	364,728
Panama Government International Bonds(c)
	200,000	4.500		01/19/63	129,150
Peru Government International Bonds(c)
	20,000	2.780		12/01/60	10,561
	100,000	3.230	(i)	07/28/21	51,781
Romania Government International Bonds(d)
	20,000	3.000		02/27/27	18,166
	130,000	3.000		02/14/31	104,295

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Sovereign Debt Obligations – (continued)

United States Dollar – (continued)
$230,000	4.000%		02/14/51	$145,845
				2,259,108

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $3,695,552)				$2,777,607

U.S. Treasury Obligations – 2.3%

U.S. Treasury Bonds
$2,674,000	4.375	%(j)	05/15/41	$2,520,245
2,860,000	3.250		05/15/42	2,280,403
2,630,000	4.000		11/15/42	2,335,769
U.S. Treasury Notes
2,600	3.500		04/30/30	2,433

TOTAL U.S. TREASURY OBLIGATIONS (Cost $8,000,695)				$7,138,850

Shares	Dividend Rate			Value

Investment Company(k) – 2.5%

Goldman Sachs Financial Square Government Fund — Institutional Shares
7,723,601	5.240%			$7,723,601
(Cost $7,723,601)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS – 121.6% (Cost $404,973,900)				$375,886,461

Principal Amount	Interest Rate		Maturity Date	Value

Short-term Investments(b) – 0.3%

Certificates of Deposit – 0.3%
Banco Santander SA (Secured Overnight Financing Rate + 0.490%)
$1,000,000	5.800%		02/09/24	$1,000,274
(Cost $1,000,000)

TOTAL SHORT-TERM INVESTMENTS (Cost $1,000,000)				$1,000,274

TOTAL INVESTMENTS – 121.9% (Cost $405,973,900)				$376,886,735

LIABILITIES IN EXCESS OF OTHER ASSETS – (21.9)%				(67,770,437)

NET ASSETS – 100.0%				$309,116,298

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(b)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on September 30, 2023.

(c)	Security with "Call" features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(d)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(e)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on September 30, 2023.

(f)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $80,685,841 which represents approximately 26.1% of net assets as of September 30, 2023.

(g)	Security is currently in default and/or non-income producing.

(h)	Guaranteed by the United States Government until maturity. Total market value for these securities amounts to $41,426, which represents approximately 0% of the Fund’s net assets as of September 30, 2023.

(i)	Actual maturity date is July 28, 2121.

(j)	All or a portion of security is segregated as collateral for initial margin requirement on futures transactions.

(k)	Represents an Affiliated Issuer.

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2023, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

JPMorgan Securities, Inc.	AUD	801,484	USD	511,507	10/05/23	$3,897
	AUD	3,260,225	USD	2,084,720	10/10/23	12,194
	AUD	445,630	USD	286,053	12/20/23	1,287
	CAD	760,083	EUR	526,000	12/20/23	2,052
	CLP	1,126,888,521	USD	1,246,526	10/02/23	21,443
	CNH	4,019,267	USD	551,000	12/20/23	1,761
	CZK	12,563,200	EUR	513,206	10/25/23	764
	EUR	1,730,526	CHF	1,665,911	10/25/23	6,588
	EUR	512,573	CHF	488,708	12/20/23	5,181
	EUR	568,284	JPY	88,904,127	12/20/23	74
	EUR	538,582	MXN	10,072,543	12/20/23	1,593
	EUR	1,668,774	USD	1,758,757	11/02/23	7,962
	EUR	146,615	USD	154,613	12/20/23	1,005
	EUR	282,909	USD	299,728	02/23/24	1,504
	GBP	246,425	USD	299,204	10/20/23	1,497
	GBP	965,160	USD	1,174,994	10/30/23	2,823
	GBP	226,420	USD	276,205	10/31/23	102
	GBP	602,094	USD	734,192	12/20/23	860
	ILS	2,109,763	EUR	521,000	12/20/23	2,449
	JPY	1,292,862	USD	8,596	10/03/23	60
	JPY	73,583,463	USD	493,697	11/06/23	1,820
	JPY	40,418,890	USD	274,000	12/20/23	192
	MXN	5,057,914	EUR	269,074	12/20/23	658
	MXN	8,767,838	USD	497,636	10/10/23	4,627
	MXN	11,309,511	USD	642,797	10/24/23	3,451
	MXN	8,520,104	USD	478,389	12/08/23	4,794
	MXN	2,185,814	USD	121,351	02/07/24	1,329
	MXN	1,828,210	USD	100,844	03/08/24	1,232
	NOK	13,876,816	USD	1,282,239	10/04/23	15,212
	NOK	2,586,712	USD	238,715	10/06/23	3,151
	NOK	3,083,419	USD	288,209	12/20/23	712
	NZD	3,792,408	AUD	3,507,377	10/25/23	15,815
	NZD	462,215	AUD	429,000	12/20/23	420
	NZD	4,150,541	USD	2,450,362	10/11/23	37,265
	NZD	2,472,033	USD	1,464,078	10/25/23	17,542
	NZD	1,883,594	USD	1,112,083	12/12/23	16,886
	NZD	4,289,634	USD	2,552,714	12/20/23	18,365
	SEK	33,147,114	EUR	2,826,171	10/25/23	45,915
	SEK	5,372,944	EUR	461,058	12/20/23	4,489
	SEK	15,409,778	USD	1,383,910	10/10/23	27,082
	SEK	8,871,667	USD	794,495	10/18/23	18,114
	SEK	9,069,813	USD	818,299	12/20/23	15,360
	SGD	762,209	USD	557,605	10/25/23	603
	SGD	376,839	USD	276,000	12/20/23	699
	USD	1,553,632	AUD	2,412,278	10/10/23	2,100
	USD	2,305,723	AUD	3,576,655	11/21/23	2,020
	USD	245,904	AUD	381,174	12/20/23	124
	USD	1,626,104	CAD	2,204,801	11/20/23	1,680
	USD	1,291,192	CAD	1,738,393	12/20/23	9,611
	USD	1,102,980	CHF	975,082	12/04/23	30,091
	USD	3,250,995	CHF	2,912,435	12/20/23	39,644
	USD	716,659	CLP	607,618,976	10/02/23	32,970

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

JPMorgan Securities, Inc. (continued)	USD	294,251	COP	1,198,337,116	02/09/24	$9,478
	USD	745,974	CZK	17,029,847	12/20/23	9,391
	USD	1,956,586	EUR	1,834,626	10/18/23	15,460
	USD	13,739,542	EUR	12,827,291	12/06/23	137,031
	USD	5,017,070	EUR	4,682,414	12/20/23	47,142
	USD	3,889,175	EUR	3,568,314	02/23/24	89,750
	USD	578,260	GBP	470,561	10/20/23	4,057
	USD	2,202,394	GBP	1,723,903	10/30/23	98,659
	USD	5,546,718	GBP	4,474,534	12/20/23	84,091
	USD	1,959,732	JPY	278,832,743	10/03/23	92,990
	USD	1,113,096	JPY	153,789,394	11/06/23	77,467
	USD	2,138,452	JPY	301,121,028	11/22/23	105,832
	USD	595,086	JPY	86,313,083	12/20/23	9,558
	USD	557,000	KRW	743,789,950	10/31/23	6,179
	USD	297,773	KRW	399,557,278	12/20/23	1,078
	USD	963,695	MXN	16,707,222	10/10/23	6,624
	USD	726,798	MXN	12,458,236	10/24/23	14,910
	USD	320,712	MXN	5,643,061	02/07/24	3,993
	USD	338,427	MXN	5,990,427	03/08/24	3,958
	USD	83,657	NOK	887,124	10/04/23	713
	USD	1,433,079	NOK	15,098,523	11/14/23	19,802
	USD	711,586	NOK	7,571,153	12/20/23	2,158
	USD	6,097	NZD	8,562	10/11/23	965
	USD	8,543	SEK	82,467	10/18/23	989
	USD	5,685,025	SEK	61,324,032	11/08/23	63,135
	USD	1,016,043	SGD	1,385,108	10/25/23	1,653

TOTAL						$1,356,132

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

JPMorgan Securities, Inc.	AUD	1,496,095	NZD	1,617,812	10/25/23	$(6,827)
	AUD	594,973	USD	383,269	10/10/23	(593)
	AUD	3,698,730	USD	2,385,966	11/21/23	(3,635)
	AUD	2,065,239	USD	1,337,935	12/20/23	(6,277)
	CAD	799,150	EUR	556,966	12/20/23	(2,015)
	CAD	2,325,495	USD	1,715,118	11/20/23	(1,772)
	CAD	2,836,231	USD	2,108,582	12/20/23	(17,650)
	CHF	496,600	EUR	514,359	10/25/23	(376)
	CHF	916,049	USD	1,036,204	12/04/23	(28,269)
	CHF	4,984,928	USD	5,641,943	12/20/23	(145,390)
	CLP	266,491,105	USD	309,177	10/02/23	(9,323)
	CNH	4,087,549	USD	563,000	12/20/23	(848)
	COP	1,014,793,755	USD	242,324	02/07/24	(1,066)
	CZK	18,936,309	EUR	775,410	10/25/23	(820)
	CZK	16,735,271	USD	727,459	12/20/23	(3,617)
	EUR	1,242,000	CZK	30,378,649	10/25/23	(753)
	EUR	263,000	NZD	475,719	12/20/23	(5,983)
	EUR	1,533,566	SEK	18,105,451	10/25/23	(35,810)
	EUR	262,000	SEK	3,130,271	12/20/23	(9,634)
	EUR	1,975,736	USD	2,108,720	10/18/23	(18,291)

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

JPMorgan Securities, Inc. (continued)	EUR	12,022,473	USD	12,877,487	12/06/23	$(128,433)
	EUR	665,184	USD	714,357	12/20/23	(8,327)
	EUR	6,174,242	USD	6,726,774	02/23/24	(152,640)
	GBP	1,451,342	USD	1,792,286	10/20/23	(21,280)
	GBP	1,010,297	USD	1,290,718	10/30/23	(57,819)
	GBP	1,006,838	USD	1,239,042	12/20/23	(9,868)
	JPY	277,518,434	USD	2,014,695	10/03/23	(156,754)
	JPY	337,237,086	USD	2,396,739	11/22/23	(120,331)
	JPY	645,988,246	USD	4,436,117	12/20/23	(53,881)
	KRW	391,707,111	USD	291,814	12/20/23	(948)
	MXN	14,468,101	USD	832,254	10/10/23	(3,452)
	MXN	18,529,148	USD	1,072,891	10/24/23	(14,099)
	MXN	3,000,198	USD	170,853	12/08/23	(709)
	NOK	13,836,720	USD	1,313,314	11/14/23	(18,147)
	NOK	3,736,194	USD	352,631	12/20/23	(2,544)
	SEK	2,381,646	EUR	206,760	10/25/23	(614)
	SEK	61,217,525	USD	5,675,151	11/08/23	(63,025)
	SGD	556,195	USD	408,042	10/25/23	(709)
	SGD	1,684,755	USD	1,240,128	12/20/23	(3,075)
	USD	884,976	AUD	1,378,897	10/05/23	(1,740)
	USD	590,733	AUD	919,961	10/10/23	(968)
	USD	2,206,100	AUD	3,439,267	12/20/23	(11,526)
	USD	373,742	CAD	509,726	12/20/23	(2,039)
	USD	867,770	CLP	785,760,650	10/02/23	(16,363)
	USD	475,200	CLP	430,198,708	12/07/23	(6,373)
	USD	98,878	CLP	88,515,174	12/20/23	(107)
	USD	619,296	CNH	4,535,850	12/20/23	(4,509)
	USD	86,544	COP	372,140,963	02/09/24	(1,891)
	USD	2,157,697	EUR	2,046,794	10/18/23	(7,914)
	USD	862,052	EUR	816,468	10/31/23	(2,259)
	USD	549,452	EUR	519,789	12/20/23	(2,253)
	USD	1,930,061	GBP	1,585,526	10/20/23	(4,682)
	USD	139,638	GBP	115,266	10/30/23	(1,025)
	USD	296,349	GBP	243,448	10/31/23	(738)
	USD	276,205	GBP	226,369	12/20/23	(152)
	USD	284,975	KRW	384,944,892	11/06/23	(192)
	USD	241,559	MXN	4,249,547	10/10/23	(1,876)
	USD	969,062	MXN	17,123,325	10/24/23	(9,397)
	USD	628,037	MXN	11,213,305	12/20/23	(6,582)
	USD	1,207,406	NOK	12,989,667	10/04/23	(7,098)
	USD	238,715	NOK	2,588,861	10/06/23	(3,352)
	USD	867,333	NOK	9,265,814	12/20/23	(888)
	USD	2,786,717	NZD	4,682,760	10/11/23	(19,894)
	USD	507,479	NZD	851,552	10/25/23	(2,902)
	USD	1,180,166	NZD	1,998,908	12/12/23	(17,920)
	USD	3,632,922	NZD	6,157,445	12/20/23	(57,668)
	USD	1,380,505	SEK	15,398,014	10/10/23	(29,412)
	USD	264,832	SEK	2,913,148	10/18/23	(2,001)
	USD	2,029,164	SEK	22,472,792	12/20/23	(36,440)
	USD	1,125,541	SGD	1,538,819	10/25/23	(1,421)
	USD	291,814	SGD	397,794	12/20/23	(272)
	USD	294,732	ZAR	5,667,063	12/20/23	(2,414)

TOTAL						$(1,379,872)

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD SALES CONTRACTS — At September 30, 2023, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value

Government National Mortgage
Association, TBA	3.000%	TBA - 30yr	11/20/23	$(2,000,000)	$(1,695,517)
Government National Mortgage
Association, TBA	3.500	TBA - 30yr	10/23/23	(1,000,000)	(876,054)
Government National Mortgage
Association, TBA	4.000	TBA - 30yr	11/20/23	(1,000,000)	(901,480)
Uniform Mortgage-Backed Security,
TBA	2.000	TBA - 30yr	11/13/23	(2,000,000)	(1,522,645)
Uniform Mortgage-Backed Security,
TBA	3.000	TBA - 30yr	11/13/23	(6,000,000)	(4,966,175)
Uniform Mortgage-Backed Security,
TBA	2.500	TBA - 30yr	10/13/22	(9,000,000)	(7,138,471)
Uniform Mortgage-Backed Security,
TBA	4.500	TBA - 30yr	10/13/22	(7,000,000)	(6,428,239)
Uniform Mortgage-Backed Security,
TBA	4.500	TBA - 30yr	11/13/23	(6,000,000)	(5,512,732)
Uniform Mortgage-Backed Security,
TBA	5.000	TBA - 30yr	11/13/23	(30,000,000)	(28,316,034)
Uniform Mortgage-Backed Security,
TBA	5.500	TBA - 30yr	10/12/23	(10,000,000)	(9,665,630)
Uniform Mortgage-Backed Security,
TBA	6.000	TBA - 30yr	10/12/23	(5,000,000)	(4,935,349)
Uniform Mortgage-Backed Security,
TBA	6.500	TBA - 30yr	11/13/23	(4,000,000)	(4,016,776)

(PROCEEDS RECEIVABLE: $(76,799,531))					$(75,975,102)

(a)

TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

FUTURES CONTRACTS — At September 30, 2023, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
10 Year U.S. Treasury Notes	8	12/19/23	$864,500	$(1,845)
2 Year U.S. Treasury Notes	209	12/29/23	42,366,586	(52,590)
20 Year U.S. Treasury Bonds	77	12/19/23	8,761,156	(196,785)
5 Year U.S. Treasury Notes	203	12/29/23	21,387,953	(29,087)
Ice 3M Sonia Index	37	12/17/24	10,713,164	16,572
Ultra Long U.S. Treasury Bonds	170	12/19/23	20,176,875	(1,185,991)

Total				$(1,449,726)

Short position contracts:
10 Year U.K. Long Gilt	(1)	12/27/23	(114,885)	767
30 Year German Euro-Buxl	(1)	12/07/23	(129,365)	1,140
5 Year German Euro-Bobl	(64)	12/07/23	(7,832,109)	27,624
5 Year German Euro-Bund	(5)	12/07/23	(680,023)	(1,826)

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Short position contracts:
5 Year German Euro-Oat	(1)	12/07/23	$(130,253)	$559
Ultra 10-Year U.S. Treasury Note	(156)	12/19/23	(17,403,750)	402,558

Total				$430,822

TOTAL FUTURES CONTRACTS				$(1,018,904)

SWAP CONTRACTS — At September 30, 2023, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)			Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

12.300%(a)	12M BID Average(a)	01/02/24	BRL	140		$108	$(12)	$120
1M BID Average(a)	13.950%(a)	01/02/24		2,500		3,739	(8,562)	12,301
11.814(b)	1M BID Average(b)	01/02/24		2		4	—	4
1M BID Average(a)	12.060(a)	01/02/25		4,500		(3,313)	(5,201)	1,888
1M BID Average(a)	12.064(a)	01/02/25		5,320		8,033	—	8,033
13.300(a)	1M BID Average(a)	01/02/25		3,370		(19,805)	(15)	(19,790)
3.720(c)	3M EURO(b)	03/18/25	EUR	6,450	(d)	3,684	(54,551)	58,235
12M CDOR(e)	4.500(e)	07/10/25	CAD	14,960	(d)	(42,210)	(20,727)	(21,483)
4.250(b)	12M SOFR(b)	07/11/25		$10,110	(d)	45,809	13,260	32,549
9.750(a)	Mexico Interbank TIIE 28 Days(a)	12/17/25	MXN	47,360	(d)	29,215	13,802	15,413
1.750(f)	12M CHFOR(f)	12/20/25	CHF	7,200	(d)	(9,772)	8,908	(18,680)
3.500(f)	12M EURO(f)	12/20/25	EUR	22,330	(d)	(30,585)	(70,603)	40,018
4.250(f)	12M SOFR(f)	12/20/25		$16,460	(d)	172,290	145,786	26,504
4M CNY(c)	2.000(c)	12/20/25	CNY	23,250	(d)	(7,821)	(7,165)	(656)
12M CDOR(e)	3.750(e)	12/20/25	CAD	38,760	(d)	(608,308)	(528,635)	(79,673)
3M KWCDC(c)	3.750(c)	12/20/25	KRW	145,340	(d)	(239)	(289)	50
4.000(c)	3M AUDOR(c)	12/20/25	AUD	44,640	(d)	176,212	73,936	102,276
7.750(c)	3M JIBAR(c)	12/20/25	ZAR	28,730	(d)	19,458	8,433	11,025
3M STIBOR(f)	4.000(c)	12/20/25	SEK	426,345	(d)	57,379	57,965	(586)
6M WIBOR(f)	4.500(e)	12/20/25	PLN	3,330	(d)	3,817	4,773	(956)
12M GBP(f)	5.250(f)	12/20/25	GBP	13,530	(d)	53,993	33,338	20,655
1M BID Average(a)	10.850(a)	01/02/26	BRL	2,250		(881)	68	(949)
3.500(e)	6M AUDOR(e)	05/17/26	AUD	14,120	(d)	159,637	118,781	40,856
12M SOFR (f)	3.000(f)	05/20/26		$7,160	(d)	(193,510)	(160,016)	(33,494)
6M JYOR(f)	0.500(f)	08/02/26	JPY	2,730,000	(d)	10,343	79,231	(68,888)
1M BID Average(a)	11.230(a)	01/04/27	BRL	1,610		(2,215)	(11,009)	8,794
1M BID Average(a)	13.030(a)	01/04/27		930		13,598	—	13,598
10.286(a)	1M BID Average(a)	01/04/27		3,450		10,640	—	10,640
12M SOFR (f)	3.350(f)	10/06/27		$50,280	(d)	(495,142)	(126,374)	(368,768)
12M EURO(f)	2.673(f)	04/22/28	EUR	20,080	(d)	(129,008)	83,326	(212,334)
2.852(c)	3M EURO(f)	04/22/28		20,080	(d)	131,471	(71,843)	203,314
0.500(f)	12M JYOR(f)	08/03/28	JPY	5,687,140	(d)	275,336	87,765	187,571
12M SOFR (f)	3.696(f)	09/22/28		$7,400	(d)	(29,934)	(3,319)	(26,615)
12M EURO(f)	3.000(f)	10/19/28	EUR	7,240	(d)	(43,728)	22,514	(66,242)
0.500(f)	12M JYOR(f)	12/20/28	JPY	4,947,000	(d)	200,495	77,549	122,946
4.000(f)	12M SOFR(f)	12/20/28		$1,140	(d)	15,584	4,458	11,126
3M CNY(c)	2.250(c)	12/20/28	CNY	22,160	(d)	(26,280)	(9,133)	(17,147)

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

Payments Made by the Fund	Payments Received by Fund	Termination Date		Notional Amount (000s)		Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

3M KWCDC(c)	3.500%(c)	12/20/28	KRW	2,035,880	(d)	$(20,729)	$(11,404)	$(9,325)
12M SOFR (f)	3.750(f)	12/20/28		$8,100	(d)	(199,708)	(114,733)	(84,975)
6M WIBOR(f)	4.250(e)	12/20/28	PLN	2,790	(d)	(5,191)	1,446	(6,637)
3M NZDOR(e)	4.750(c)	12/20/28	NZD	6,250	(d)	(70,245)	(12,992)	(57,253)
12M GBP(f)	4.750(f)	12/20/28	GBP	5,430	(d)	58,222	69,195	(10,973)
4.250%(e)	6M AUDOR(e)	12/20/28	AUD	14,060	(d)	93,576	(13,158)	106,734
3.250(e)	6M EURO(f)	12/20/28	EUR	1,150	(d)	6,076	(657)	6,733
4.250(e)	6M NIBOR(f)	12/20/28	NOK	31,740	(d)	16,090	5,995	10,095
12M SOFR (f)	3.984(f)	07/31/30		$13,860	(d)	(222,917)	14,374	(237,291)
2.680(f)	12M SOFR(f)	07/28/32		10,090	(d)	536,710	125,890	410,820
6M JYOR(f)	1.250(f)	08/02/33	JPY	1,171,790	(d)	(49,814)	25,209	(75,023)
1.250(f)	12M JYOR(f)	08/03/33		776,000	(d)	33,071	(41,401)	74,472
12M CHFOR(f)	1.750(f)	12/20/33	CHF	2,560	(d)	(14,660)	(13,103)	(1,557)
3.250(e)	12M CDOR(e)	12/20/33	CAD	810	(d)	42,106	30,801	11,305
4.250(f)	12M GBP(f)	12/20/33	GBP	350	(d)	2,676	(1,734)	4,410
1.000(f)	12M JYOR(f)	12/20/33	JPY	2,437,000	(d)	25,208	(88,669)	113,877
3.500(f)	12M SOFR(f)	12/20/33		$4,520	(d)	266,581	220,501	46,080
12M EURO(f)	3.000(f)	12/20/33	EUR	2,090	(d)	(33,778)	4,463	(38,241)
6M EURO(f)	3.250(e)	12/20/33		1,290	(d)	(14,301)	932	(15,233)
12M SOFR (f)	3.500(f)	12/20/33		$9,750	(d)	(575,037)	(416,888)	(158,149)
3M KWCDC(c)	3.500(c)	12/20/33	KRW	548,580	(d)	(10,972)	(4,614)	(6,358)
3.250(c)	3M STIBOR(f)	12/20/33	SEK	35,670	(d)	48,268	7,597	40,671
6M AUDOR(e)	4.500(e)	12/20/33	AUD	4,970	(d)	(69,795)	14,501	(84,296)
3M NZDOR(e)	4.750(c)	12/20/33	NZD	3,250	(d)	(62,826)	(2,317)	(60,509)
6M WIBOR(f)	4.750(e)	12/20/33	PLN	2,060	(d)	(7,611)	4,279	(11,890)
3.250(e)	6M EURO(f)	12/20/33	EUR	3,420	(d)	37,915	(23,434)	61,349
4.000(e)	6M NIBOR(f)	12/20/33	NOK	34,460	(d)	51,729	20,126	31,603
3M JIBAR(c)	9.250(c)	12/20/33	ZAR	5,490	(d)	(13,077)	(5,539)	(7,538)
6M AUDOR(e)	4.000(e)	05/17/34	AUD	3,360	(d)	(135,950)	(55,683)	(80,267)
3.000(f)	12M SOFR(f)	05/20/34		$1,690	(d)	155,616	48,638	106,978
6M EURO(f)	3.000(e)	05/15/35	EUR	10,640	(d)	(199,586)	(42,749)	(156,837)
3.240(f)	12M SOFR(f)	10/06/35		$12,030	(d)	762,442	(70,395)	832,837
3.782(f)	12M SOFR(f)	09/22/36		1,720	(d)	42,473	1,965	40,508
12M SOFR (f)	2.910(f)	07/28/37		27,130	(d)	(1,139,447)	(375,955)	(763,492)
6M EURO(f)	2.152(e)	08/09/37	EUR	11,580	(d)	(585,012)	(520,125)	(64,887)
12M SOFR (f)	3.391(f)	05/10/38		$22,890	(d)	(604,761)	(145,640)	(459,121)
6M JYOR(f)	1.500(f)	08/03/38	JPY	841,000	(d)	(84,502)	(63,611)	(20,891)
1.451(e)	6M EURO(f)	08/10/42	EUR	29,640	(d)	1,512,788	868,499	644,289
2.080(f)	12M SOFR(f)	07/28/47		$26,920	(d)	807,148	432,164	374,984
6M EURO(f)	1.051(e)	08/11/47	EUR	17,340	(d)	(672,413)	(376,787)	(295,626)
2.564(f)	12M SOFR(f)	05/11/53		$21,660	(d)	568,084	120,872	447,212
2.000(e)	6M EURO(f)	05/17/53	EUR	6,070	(d)	281,711	63,069	218,642
2.500(e)	6M EURO(f)	12/20/53		1,160	(d)	133,927	86,498	47,429

TOTAL						$438,179	$(478,135)	$916,314

(a)	Payments made at monthly.
(b)	Payments made at maturity.
(c)	Payments made quarterly.
(d)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2023.
(e)	Payments made semi-annually.
(f)	Payments made annually.

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at September 30, 2023(b)	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)

Protection Sold:
CDX.NA.IG Index 40	1.000%	0.686%	06/20/28	$ 4,230	$ 56,677	$ 64,808	$(8,131)
CDX.NA.IG Index 41	1.000	0.739	12/20/28	14,625	177,876	169,765	8,111
General Electric Co. 6.750%, 03/15/32	1.000	0.409	06/20/26	1,525	23,439	11,303	12,136
Republic of Chile, 3.240%, 02/06/28	1.000	0.733	12/20/28	580	7,324	9,726	(2,402)
Republic of Indonesia, 5.875%, 01/15/25	1.000	0.930	12/20/28	570	2,007	3,923	(1,916)
Republic of Peru, 8.750%, 11/21/33	1.000	0.859	12/20/28	500	3,392	4,042	(650)
The Boeing Co., 2.600%, 10/30/25	1.000	0.333	06/20/24	500	2,538	1,563	975
United Mexican States, 4.150%, 03/28/27	1.000	1.269	12/20/28	1,300	(15,532)	(14,337)	(1,195)

TOTAL					$257,721	$250,793	$ 6,928

(a)	Payments made quarterly.
(b)

Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At September 30, 2023, the Fund had the following purchased and written options:

OVER-THE-COUNTER INTEREST RATE SWAPTIONS

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Purchased option contracts
Calls
1Y IRS	Citibank NA	1.977%	12/01/2023	3,220,000	$3,220,000	$169	$ 73,246	$ (73,077)

Puts
3M IRS	JPMorgan Securities, Inc.	5.650	11/02/2023	13,660,000	13,660,000	1,789	4,513	(2,724)
3M IRS	JPMorgan Securities, Inc.	5.150	11/02/2023	13,660,000	13,660,000	36,415	27,440	8,975
3M IRS	JPMorgan Securities, Inc.	5.200	11/03/2023	13,650,000	13,650,000	31,042	26,336	4,706
3M IRS	JPMorgan Securities, Inc.	5.700	11/03/2023	13,650,000	13,650,000	1,186	4,588	(3,402)
3M IRS	MS & Co. Int. PLC	5.650	12/01/2023	12,780,000	12,780,000	4,033	2,556	1,477
3M IRS	MS & Co. Int. PLC	5.150	12/01/2023	12,780,000	12,780,000	34,034	22,365	11,669

				80,180,000	$80,180,000	$108,499	$ 87,798	$ 20,701

Total purchased option contracts				83,400,000	$83,400,000	$108,668	$ 161,044	$ (52,376)

Written option contracts
Calls
1M IRS	Citibank NA	3.966	10/10/2023	(2,420,000)	(2,420,000)	(1,239)	(24,109)	22,870
1M IRS	Citibank NA	3.982	10/16/2023	(2,390,000)	(2,390,000)	(3,464)	(22,239)	18,775
1M IRS	Citibank NA	4.170	10/23/2023	(2,380,000)	(2,380,000)	(15,320)	(24,098)	8,778
1M IRS	Citibank NA	3.336	10/25/2023	(2,230,000)	(2,230,000)	(15,059)	(18,260)	3,201
1M IRS	Citibank NA	3.354	10/30/2023	(2,360,000)	(2,360,000)	(19,549)	(22,843)	3,294

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER-THE-COUNTER INTEREST RATE SWAPTIONS (continued)

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

1Y IRS	Citibank NA	1.484%	12/01/2023	(1,300,000)	$(1,300,000)	$(68)	$ (73,373)	$ 73,305
6M IRS	Citibank NA	3.720	03/14/2024	(22,060,000)	(22,060,000)	(38,963)	(50,129)	11,166
6M IRS	Citibank NA	3.744	03/14/2024	(22,060,000)	(22,060,000)	(41,345)	(48,800)	7,455
1M IRS	JPMorgan Securities, Inc.	3.179	10/11/2023	(2,260,000)	(2,260,000)	(1,867)	(21,682)	19,815
1M IRS	JPMorgan Securities, Inc.	3.214	10/18/2023	(2,240,000)	(2,240,000)	(4,901)	(18,943)	14,042
1M IRS	JPMorgan Securities, Inc.	4.295	10/30/2023	(2,360,000)	(2,360,000)	(26,904)	(26,904)	—
1Y IRS	JPMorgan Securities, Inc.	0.400	01/05/2024	(360,000,000)	(360,000,000)	(2,938)	(11,472)	8,534

				(424,060,000)	$(424,060,000)	$(171,617)	$(362,852)	$ 191,235

Puts
1M IRS	Citibank NA	3.966	10/10/2023	(2,420,000)	(2,420,000)	(59,598)	(24,109)	(35,489)
1M IRS	Citibank NA	3.982	10/16/2023	(2,390,000)	(2,390,000)	(57,548)	(22,239)	(35,309)
1M IRS	Citibank NA	4.170	10/23/2023	(2,380,000)	(2,380,000)	(32,644)	(24,097)	(8,547)
1M IRS	Citibank NA	3.336	10/25/2023	(2,230,000)	(2,230,000)	(25,382)	(18,260)	(7,122)
1M IRS	Citibank NA	3.354	10/30/2023	(2,360,000)	(2,360,000)	(26,453)	(22,843)	(3,610)
6M IRS	Citibank NA	3.720	03/14/2024	(22,060,000)	(22,060,000)	(51,565)	(50,129)	(1,436)
6M IRS	Citibank NA	3.744	03/14/2024	(22,060,000)	(22,060,000)	(48,645)	(48,800)	155
1M IRS	JPMorgan Securities, Inc.	3.179	10/11/2023	(2,260,000)	(2,260,000)	(44,566)	(21,682)	(22,884)
1M IRS	JPMorgan Securities, Inc.	3.214	10/18/2023	(2,240,000)	(2,240,000)	(39,896)	(18,943)	(20,953)
1M IRS	JPMorgan Securities, Inc.	4.295	10/30/2023	(2,360,000)	(2,360,000)	(22,645)	(26,904)	4,259
3M IRS	JPMorgan Securities, Inc.	5.400	11/02/2023	(27,310,000)	(27,310,000)	(25,120)	(23,888)	(1,232)
3M IRS	JPMorgan Securities, Inc.	5.450	11/03/2023	(27,310,000)	(27,310,000)	(18,991)	(23,149)	4,158
3M IRS	MS & Co. Int. PLC	5.400	12/01/2023	(25,560,000)	(25,560,000)	(29,077)	(18,052)	(11,025)

				(142,940,000)	$(142,940,000)	$(482,130)	$(343,095)	$(139,035)

Total written option contracts				(567,000,000)	$(567,000,000)	$(653,747)	$(705,947)	$ 52,200

TOTAL				(483,600,000)	$(483,600,000)	$(545,079)	$(544,903)	$ (176)

OVER-THE-COUNTER OPTIONS ON FOREIGN CURRENCY

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Purchased option contracts
Calls
Call USD/Put COP	Barclays Bank PLC	4,200.000%	02/14/2024	578,000	$ 578,000	$ 22,944	$ 28,455	$ (5,511)
Call USD/Put MXN	Barclays Bank PLC	18.090	10/05/2023	2,370,000	2,370,000	976	21,143	(20,167)
Call USD/Put SEK	Barclays Bank PLC	11.365	10/16/2023	2,253,000	2,253,000	1,629	12,707	(11,078)
Call USD/Put MXN	BofA Securities LLC	17.875	02/05/2024	592,000	592,000	15,933	20,448	(4,515)
Call EUR/Put PLN	Capital Securities Corp	4.613	10/10/2023	1,050,000	1,050,000	6,393	11,505	(5,112)
Call USD/Put MXN	Citibank NA	18.550	12/06/2023	2,248,000	2,248,000	17,658	31,337	(13,679)
Call USD/Put SEK	Deutsche Bank AG	11.340	10/06/2023	3,372,000	3,372,000	509	23,253	(22,744)
Call USD/Put ZAR	Deutsche Bank AG	19.800	11/28/2023	4,409,000	4,409,000	45,466	56,025	(10,559)
Call USD/Put COP	MS & Co. Int. PLC	4,300.000	02/07/2024	588,000	588,000	17,067	26,372	(9,305)
Call USD/Put NOK	MS & Co. Int. PLC	10.975	10/02/2023	2,805,000	2,805,000	3	11,888	(11,885)

				20,265,000	$ 20,265,000	$ 128,578	$ 243,133	$(114,555)

Puts
Put USD/Call COP	Barclays Bank PLC	4,200.000	02/14/2024	578,000	578,000	21,479	22,629	(1,150)

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER-THE-COUNTER OPTIONS ON FOREIGN CURRENCY (continued)

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Put USD/Call JPY	BofA Securities LLC	130.700%	11/01/2023	2,442,747	$ 2,442,747	$ 12	$ 21,340	$ (21,328)
Put USD/Call MXN	BofA Securities LLC	17.875	02/05/2024	592,000	592,000	18,106	20,448	(2,342)
Put EUR/Call USD	Capital Securities Corp	1.063	10/16/2023	5,228,000	5,228,000	45,739	31,616	14,123
Put EUR/Call USD	Citibank NA	1.048	11/01/2023	1,038,000	1,038,000	4,769	4,730	39
Put GBP/Call USD	Deutsche Bank AG	1.200	10/27/2023	3,623,000	3,623,000	12,744	20,191	(7,447)
Put USD/Call JPY	Deutsche Bank AG	132.000	11/20/2023	2,480,000	2,480,000	251	51,524	(51,273)
Put EUR/Call USD	HSBC Bank PLC	1.053	10/31/2023	5,215,000	5,215,000	30,959	44,846	(13,887)
Put NZD/Call USD	HSBC Bank PLC	0.583	10/23/2023	5,614,000	5,614,000	5,740	19,417	(13,677)
Put GBP/Call USD	JPMorgan Securities, Inc.	1.202	10/26/2023	2,715,000	2,715,000	9,905	13,506	(3,601)
Put NZD/Call USD	JPMorgan Securities, Inc.	0.575	10/09/2023	5,727,000	5,727,000	137	17,094	(16,957)
Put EUR/Call USD	MS & Co. Int. PLC	1.050	10/16/2023	4,162,000	4,162,000	11,973	22,864	(10,891)
Put EUR/Call USD	MS & Co. Int. PLC	1.082	02/21/2024	4,234,000	4,234,000	117,747	58,359	59,388
Put USD/Call COP	MS & Co. Int. PLC	4,300.000	02/07/2024	588,000	588,000	30,153	26,372	3,781

				44,236,747	$ 44,236,747	$ 309,714	$ 374,936	$ (65,222)

Total purchased option contracts				64,501,747	$ 64,501,747	$ 438,292	$ 618,069	$(179,777)

Written option contracts
Calls
Call USD/Put NOK	Barclays Bank PLC	10.975	10/02/2023	(1,121,959)	(1,121,959)	(1)	(1,358)	1,357
Call EUR/Put CZK	BNP Paribas SA	24.460	10/19/2023	(631,000)	(631,000)	(2,729)	(3,884)	1,155
Call USD/Put SGD	BofA Securities LLC	1.351	10/03/2023	(681,000)	(681,000)	(7,955)	(3,759)	(4,196)
Call USD/Put SGD	BofA Securities LLC	1.365	10/26/2023	(662,000)	(662,000)	(3,444)	(3,479)	35
Call AUD/Put NZD	Capital Securities Corp	1.087	10/03/2023	(1,054,000)	(1,054,000)	(5)	(4,160)	4,155
Call EUR/Put CHF	Capital Securities Corp	0.956	10/03/2023	(629,000)	(629,000)	(8,329)	(3,972)	(4,357)
Call EUR/Put CZK	Capital Securities Corp	24.400	10/31/2023	(625,000)	(625,000)	(4,481)	(3,710)	(771)
Call EUR/Put PLN	Capital Securities Corp	4.708	10/10/2023	(1,575,000)	(1,575,000)	(1,575)	(7,221)	5,646
Call AUD/Put NZD	Citibank NA	1.076	10/27/2023	(1,031,000)	(1,031,000)	(3,076)	(3,768)	692
Call USD/Put MXN	Deutsche Bank AG	18.090	10/05/2023	(2,370,000)	(2,370,000)	(976)	(3,399)	2,423
Call USD/Put SGD	Deutsche Bank AG	1.361	10/19/2023	(673,000)	(673,000)	(4,278)	(3,436)	(842)
Call USD/Put ZAR	Deutsche Bank AG	19.120	11/28/2023	(2,204,000)	(2,204,000)	(46,471)	(55,373)	8,902
Call EUR/Put CZK	HSBC Bank PLC	24.380	10/09/2023	(628,000)	(628,000)	(2,356)	(4,072)	1,716
Call EUR/Put SEK	HSBC Bank PLC	11.880	10/03/2023	(629,000)	(629,000)	(1)	(5,965)	5,964
Call EUR/Put SEK	HSBC Bank PLC	11.920	10/16/2023	(629,000)	(629,000)	(145)	(5,004)	4,859
Call EUR/Put SEK	HSBC Bank PLC	11.740	10/26/2023	(626,000)	(626,000)	(1,694)	(5,395)	3,701
Call USD/Put SEK	HSBC Bank PLC	11.340	10/06/2023	(3,372,000)	(3,372,000)	(509)	(10,043)	9,534
Call USD/Put SEK	HSBC Bank PLC	11.365	10/16/2023	(2,253,000)	(2,253,000)	(1,629)	(3,875)	2,246
Call EUR/Put SEK	JPMorgan Securities, Inc.	11.910	10/23/2023	(626,000)	(626,000)	(369)	(5,338)	4,969
Call USD/Put SGD	JPMorgan Securities, Inc.	1.359	10/06/2023	(679,000)	(679,000)	(4,174)	(3,622)	(552)
Call AUD/Put NZD	MS & Co. Int. PLC	1.090	10/19/2023	(1,047,000)	(1,047,000)	(432)	(3,657)	3,225
Call EUR/Put CHF	MS & Co. Int. PLC	0.954	10/16/2023	(629,000)	(629,000)	(9,474)	(3,746)	(5,728)
Call EUR/Put CHF	MS & Co. Int. PLC	0.966	10/26/2023	(626,000)	(626,000)	(3,776)	(3,845)	69
Call USD/Put MXN	MS & Co. Int. PLC	17.875	02/05/2024	(592,000)	(592,000)	(15,932)	(21,318)	5,386
Call AUD/Put NZD	UBS AG (London)	1.086	10/09/2023	(1,054,000)	(1,054,000)	(212)	(4,194)	3,982
Call EUR/Put CHF	UBS AG (London)	0.962	10/23/2023	(626,000)	(626,000)	(4,923)	(3,783)	(1,140)

				(27,272,959)	$(27,272,959)	$(128,946)	$(181,376)	$ 52,430

Puts
Put EUR/Call CZK	BNP Paribas SA	24.460	10/19/2023	(631,000)	(631,000)	(3,435)	(3,884)	449
Put USD/Call SGD	BofA Securities LLC	1.351	10/03/2023	(681,000)	(681,000)	(1)	(3,759)	3,758
Put USD/Call SGD	BofA Securities LLC	1.365	10/26/2023	(662,000)	(662,000)	(3,209)	(3,479)	270

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER-THE-COUNTER OPTIONS ON FOREIGN CURRENCY (continued)

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Put AUD/Call NZD	Capital Securities Corp	1.087%	10/03/2023	(1,054,000)	$ (1,054,000)	$ (8,912)	$ (4,160)	$ (4,752)
Put EUR/Call CHF	Capital Securities Corp	0.956	10/03/2023	(629,000)	(629,000)	(4)	(3,972)	3,968
Put EUR/Call CZK	Capital Securities Corp	24.400	10/31/2023	(625,000)	(625,000)	(3,024)	(3,710)	686
Put EUR/Call USD	Capital Securities Corp	1.050	10/16/2023	(4,162,000)	(4,162,000)	(11,973)	(8,414)	(3,559)
Put AUD/Call NZD	Citibank NA	1.076	10/27/2023	(1,031,000)	(1,031,000)	(4,395)	(3,768)	(627)
Put GBP/Call USD	Deutsche Bank AG	1.215	10/27/2023	(1,812,000)	(1,812,000)	(14,454)	(20,311)	5,857
Put USD/Call SGD	Deutsche Bank AG	1.361	10/19/2023	(673,000)	(673,000)	(1,869)	(3,436)	1,567
Put EUR/Call CZK	HSBC Bank PLC	24.380	10/09/2023	(628,000)	(628,000)	(1,536)	(4,072)	2,536
Put EUR/Call SEK	HSBC Bank PLC	11.880	10/03/2023	(629,000)	(629,000)	(18,989)	(5,965)	(13,024)
Put EUR/Call SEK	HSBC Bank PLC	11.920	10/16/2023	(629,000)	(629,000)	(21,399)	(5,004)	(16,395)
Put EUR/Call SEK	HSBC Bank PLC	11.740	10/26/2023	(626,000)	(626,000)	(12,535)	(5,395)	(7,140)
Put EUR/Call USD	HSBC Bank PLC	1.039	10/31/2023	(5,215,000)	(5,215,000)	(12,455)	(20,275)	7,820
Put EUR/Call SEK	JPMorgan Securities, Inc.	11.910	10/23/2023	(626,000)	(626,000)	(20,933)	(5,338)	(15,595)
Put USD/Call SGD	JPMorgan Securities, Inc.	1.359	10/06/2023	(679,000)	(679,000)	(362)	(3,622)	3,260
Put AUD/Call NZD	MS & Co. Int. PLC	1.090	10/19/2023	(1,047,000)	(1,047,000)	(10,686)	(3,657)	(7,029)
Put EUR/Call CHF	MS & Co. Int. PLC	0.954	10/16/2023	(629,000)	(629,000)	(336)	(3,746)	3,410
Put EUR/Call CHF	MS & Co. Int. PLC	0.966	10/26/2023	(626,000)	(626,000)	(3,393)	(3,845)	452
Put EUR/Call USD	MS & Co. Int. PLC	1.063	10/16/2023	(5,228,000)	(5,228,000)	(45,738)	(64,235)	18,497
Put USD/Call JPY	MS & Co. Int. PLC	132.000	11/20/2023	(2,480,000)	(2,480,000)	(250)	(22,295)	22,045
Put USD/Call MXN	MS & Co. Int. PLC	17.875	02/05/2024	(592,000)	(592,000)	(18,106)	(21,318)	3,212
Put AUD/Call NZD	UBS AG (London)	1.086	10/09/2023	(1,054,000)	(1,054,000)	(8,340)	(4,194)	(4,146)
Put EUR/Call CHF	UBS AG (London)	0.962	10/23/2023	(626,000)	(626,000)	(1,934)	(3,784)	1,850

				(33,274,000)	$(33,274,000)	$(228,268)	$(235,638)	$ 7,370

Total written option contracts				(60,546,959)	$(60,546,959)	$(357,214)	$(417,014)	$ 59,800

TOTAL				3,954,788	$ 3,954,788	$ 81,078	$ 201,055	$(119,977)

Currency Abbreviations:
AUD	—Australian Dollar
BRL	—Brazil Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
CNY	—Chinese Yuan Renminbi
COP	—Colombia Peso
CZK	—Czech Republic Koruna
EUR	—Euro
GBP	—British Pound
ILS	—Israeli Shekel
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PLN	—Polish Zloty
SEK	—Swedish Krona
SGD	—Singapore Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

Investment Abbreviations:
CLO	—Collateralized Loan Obligation
CMT	—Constant Maturity Treasury Indexes
GO	—General Obligation
ICE	—Inter-Continental Exchange
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
PLC	—Public Limited Company
RB	—Revenue Bond
REIT	—Real Estate Investment Trust
REMICS	—Real Estate Mortgage Investment Conduits
RFUCC1 yr.	—1 year Refinitiv USD IBOR Consumer Cash Fallbacks Term
SOFR	—Secured Overnight Funding Rate
STACR	—Structured Agency Credit Risk

Abbreviations:
1M IRS	—1 Month Interest Rate Swaptions
1Y IRS	—1 Year Interest Rate Swaptions
3M IRS	—3 Months Interest Rate Swaptions
6M IRS	—6 Months Interest Rate Swaptions
AUDOR	—Australian Dollar Offered Rate
BofA Securities LLC	—Bank of America Securities LLC
CDOR	—Canadian Dollar Offered Rate
CDX.NA.IG Ind 40	—CDX North America Investment Grade Index 40
CDX.NA.IG Ind 41	—CDX North America Investment Grade Index 41
CHFOR	—Swiss Franc Offered Rate
EURO	—Euro Offered Rate
JIBAR	—Johannesburg Interbank Agreed Rate
JYOR	—Japanese Yen Offered Rate
KWCDC	—South Korean Won Certificate of Deposit
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC
NIBOR	—Norwegian Interbank Offered Rate
NZDOR	—New Zealand Dollar Offered Rate
SOFR	—Secured Overnight Funding Rate
SONIA	—Sterling Overnight Index Average
STIBOR	—Stockholm Interbank Offered Rate
TIIE	—La Tasa de Interbank Equilibrium Interest Rate
WIBOR	—Warsaw Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Obligations – 51.4%

Collateralized Mortgage Obligations – 1.5%
Sequential Fixed Rate – 0.8%
Federal Home Loan Mortgage Corp. REMICS Series 2755, Class ZA
$197,319	5.000%		02/15/34	$194,504
Federal Home Loan Mortgage Corp. REMICS Series 4246, Class PT
84,740	6.500		02/15/36	86,975
Federal National Mortgage Association REMICS Series 2011-52, Class GB
377,220	5.000		06/25/41	371,711
Federal National Mortgage Association REMICS Series 2011-99, Class DB
364,657	5.000		10/25/41	357,274
Federal National Mortgage Association REMICS Series 2012-111, Class B
63,099	7.000		10/25/42	66,256
Federal National Mortgage Association REMICS Series 2012-153, Class B
223,083	7.000		07/25/42	232,669
Government National Mortgage Association REMICS Series 2021-135, Class A
14,688,308	2.000	(a)	08/20/51	11,606,348
OBX Trust Series 2022-NQM7, Class A1
439,821	5.110	(a)(b)(c)	08/25/62	425,404

				13,341,141

Sequential Floating Rate(a)(d) – 0.7%
Chase Home Lending Mortgage Trust Series 2023-RPL2, Class A1
2,325,000	3.250	(b)	03/25/63	1,986,936
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2020-DNA5, Class M2 (30 Day USD SOFR Average + 2.800%)
298,560	8.115	(b)	10/25/50	302,690
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2021-DNA5, Class M2 (30 Day USD SOFR Average + 1.650%)
476,186	6.965	(b)	01/25/34	475,729
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2022-DNA1, Class M1A (30 Day USD SOFR Average + 1.000%)
1,486,483	6.315	(b)	01/25/42	1,472,778
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2022-DNA3, Class M1A (30 Day USD SOFR Average + 2.000%)
500,086	7.315	(b)	04/25/42	503,720
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2022-HQA1, Class M1B (30 Day USD SOFR Average + 3.500%)
780,000	8.815	(b)	03/25/42	805,729
Federal Home Loan Mortgage Corp. STACR Series 2023-HQA2, Class M1B (30 Day USD SOFR Average + 3.350%)
1,387,000	8.665	(b)	06/25/43	1,421,776
Federal National Mortgage Association Connecticut Avenue Securities Series 2021-R01, Class 1M2 (30 Day USD SOFR Average + 1.550%)
978,000	6.865	(b)	10/25/41	975,511

Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Sequential Floating Rate(a)(d) – (continued)
Federal National Mortgage Association Connecticut Avenue Securities Series 2021-R03, Class 1M2 (30 Day USD SOFR Average + 1.650%)
$884,000	6.965	%(b)	12/25/41	$866,479
Federal National Mortgage Association Connecticut Avenue Securities Series 2023-R03, Class 2M2 (30 Day USD SOFR Average + 3.900%)
329,908	9.215	(b)	04/25/43	344,637
Federal National Mortgage Association Connecticut Avenue Securities Series 2023-R05, Class 1M2 (30 Day USD SOFR Average + 3.100%)
730,000	8.415	(b)	06/25/43	748,680
HarborView Mortgage Loan Trust Series 2005-16, Class 2A1A (1 mo. USD Term SOFR + 0.594%)
44,035	5.922		01/19/36	43,191
Impac CMB Trust Series 2004-08, Class 1A (1 mo. USD Term SOFR + 0.834%)
49,707	6.154		10/25/34	47,482
JP Morgan Mortgage Trust Series 2021-LTV2, Class A1
3,371,799	2.520	(b)	05/25/52	2,601,024
Mill City Mortgage Loan Trust Series 2017-2, Class A3
280,496	3.204	(b)	07/25/59	264,092
Verus Securitization Trust Series 2022-INV1, Class A1
258,732	5.041	(b)(c)	08/25/67	248,714
WaMu Mortgage Pass-Through Certificates Trust Series 2002-AR19, Class A7
8,947	4.251		02/25/33	8,188
Wells Fargo Mortgage-Backed Securities Trust Series 2019-3, Class A1
89,753	3.500	(b)	07/25/49	77,172

				13,194,528

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS				26,535,669

Commercial Mortgage-Backed Securities – 2.6%
Sequential Fixed Rate – 1.0%
Bank Series 2019-BN21, Class A5
$950,000	2.851	%(a)	10/17/52	$796,604
Bank Series 2019-BNK23, Class AS
1,100,000	3.203	(a)	12/15/52	905,648
Bank Series 2023-BNK46, Class A4
3,350,000	5.745	(a)	08/15/56	3,312,434
Benchmark Mortgage Trust Series 2023-B39, Class A5
1,325,000	5.754	(a)	07/15/56	1,312,249
BMO Mortgage Trust Series 2023-C5, Class A5
4,400,000	5.765	(a)	06/15/56	4,350,401
BX Trust Series 2022, Class A
2,400,000	5.760	(b)	10/13/27	2,320,431
DOLP Trust Series 2021-NYC, Class A
4,650,000	2.956	(b)	05/10/41	3,535,142

				16,532,909

Sequential Floating Rate(d) – 1.6%
3650R Commercial Mortgage Trust Series 2021-PF1, Class AS
2,526,000	2.778		11/15/54	1,850,220
BBCMS Mortgage Trust Series 2022-C17, Class AS
2,000,000	4.971	(a)	09/15/55	1,750,552

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Sequential Floating Rate(d) – (continued)
BBCMS Mortgage Trust Series 2023-C21, Class AS
$2,400,000	6.506	%(a)	09/15/56	$2,356,217
BMO Mortgage Trust Series 2023-C4, Class A5
4,560,000	5.117	(a)	02/15/56	4,310,241
BX Commercial Mortgage Trust Series 2023-VLT2, Class A (1 mo. USD Term SOFR + 2.281%)
1,800,000	7.613	(b)	06/15/40	1,796,990
BX Trust Series 2021-ARIA, Class C (1 mo. USD Term SOFR + 1.760%)
2,750,000	7.093	(b)	10/15/36	2,651,673
BX Trust Series 2022-PSB, Class A (1 mo. USD Term SOFR + 2.451%)
1,606,712	7.783	(b)	08/15/39	1,606,821
Citigroup Commercial Mortgage Trust Series 2023-PRM3, Class A
3,100,000	6.572	(b)	07/10/28	3,088,136
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K152, Class A2
3,600,000	3.780	(a)	11/25/32	3,202,928
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series KF153, Class AS (30 day USD SOFR Average + 0.680%)
2,600,000	5.991	(a)	02/25/33	2,592,708
Wells Fargo Commercial Mortgage Trust Series 2022-C62, Class A4
3,100,000	4.000	(a)	04/15/55	2,685,657

				27,892,143

TOTAL COMMERCIAL MORTGAGE- BACKED SECURITIES				$44,425,052

Federal Agencies – 47.3%
Adjustable Rate Federal National Mortgage Association(d) – 0.1%
(1 yr. CMT + 2.172%)
$1,074	5.089%		06/01/33	$1,082
(RFUCC1 yr. Treasury + 1.647%)
124,633	5.896%		07/01/34	125,825
(RFUCC1 yr. Treasury + 1.565%)
510,154	4.886%		09/01/34	513,782
(RFUCC1 yr. Treasury + 1.743%)
241,838	4.686%		05/01/35	243,609
(RFUCC1 yr. Treasury + 1.233%)
121,332	4.336%		06/01/35	121,072

				1,005,370

Federal Home Loan Mortgage Corp. – 0.1%
4,266	5.500%		10/01/25	4,236
7,380	7.500		12/01/30	7,678
3,694	7.500		01/01/31	3,841
4,190	5.000		10/01/33	4,106
683	5.000		04/01/35	669
6,668	5.000		07/01/35	6,533
38,553	5.000		12/01/35	38,029
91,974	5.000		01/01/38	90,067
188,573	5.000		01/01/39	184,207
72,194	5.000		06/01/39	70,425
7,532	4.000		06/01/40	6,919
3,809	5.000		08/01/40	3,754

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Federal Home Loan Mortgage Corp. – (continued)
$1,188	4.500%	11/01/40	$1,123
49,068	4.000	02/01/41	45,056
3,866	5.000	06/01/41	3,814
4,159	4.000	11/01/41	3,848
1,032,874	4.500	08/01/48	968,903

			1,443,208

Federal National Mortgage Association – 0.7%
7,387	8.000	02/01/31	7,526
11,420	7.000	03/01/31	11,833
14,720,811	3.500	09/01/62	12,401,863

			12,421,222

Government National Mortgage Association – 17.4%
4,282	6.000	11/15/38	4,349
37,347	5.000	07/15/40	36,572
1,845	5.000	01/15/41	1,836
2,620	4.000	02/20/41	2,432
4,186	4.000	11/20/41	3,880
700	4.000	01/20/42	648
2,222	4.000	04/20/42	2,058
1,398	4.000	10/20/42	1,294
21,174	4.000	08/20/43	19,560
1,979	4.000	03/20/44	1,824
2,444	4.000	05/20/44	2,253
169,204	4.000	11/20/44	155,858
11,060	4.000	05/20/45	10,188
1,498,963	4.000	07/20/45	1,379,324
23,767	4.000	10/20/45	21,870
4,061,472	3.500	04/20/47	3,600,320
4,281,023	3.500	12/20/47	3,794,942
117,742	4.500	02/20/48	110,979
308,597	4.500	04/20/48	290,004
819,723	4.500	05/20/48	769,056
788,729	5.000	07/20/48	760,874
1,328,351	4.500	08/20/48	1,245,415
704,969	5.000	08/20/48	680,073
5,657,142	4.500	09/20/48	5,303,938
5,744	3.500	09/20/48	5,091
893,336	5.000	10/20/48	861,229
2,831,781	5.000	11/20/48	2,730,005
5,092,320	4.500	12/20/48	4,769,606
1,588,215	5.000	12/20/48	1,531,134
2,893,479	4.500	01/20/49	2,708,303
2,540,711	5.000	01/20/49	2,445,427
1,990,008	4.000	02/20/49	1,816,874
631,696	4.500	02/20/49	591,269
507,164	4.500	03/20/49	474,707
1,776,166	4.000	03/20/49	1,621,636
901,603	5.000	03/20/49	869,199
8,205	3.500	04/20/49	7,272
2,008,482	4.000	04/20/49	1,833,740
620,851	4.000	05/20/49	566,836
19,771	3.500	08/20/49	17,532
3,245,868	3.000	08/20/49	2,782,478
2,219,000	5.000	08/20/49	2,140,635
1,234,040	3.500	09/20/49	1,093,982

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Government National Mortgage Association – (continued)
$760,574	4.500%	10/20/49	$711,067
15,733,547	3.000	10/20/49	13,478,647
593,911	3.500	12/20/49	526,345
1,741,049	3.500	02/20/50	1,542,979
5,895,270	3.000	03/20/50	5,042,073
165,269	3.500	06/20/50	145,764
384,206	3.500	07/20/50	340,342
1,089,615	4.000	01/20/51	986,815
2,599,229	3.500	03/20/51	2,302,828
2,065,092	2.500	06/20/51	1,666,188
750,651	3.000	07/20/51	638,108
9,379,222	2.500	09/20/51	7,582,335
8,778,632	2.500	10/20/51	7,085,619
8,125,255	3.000	11/20/51	6,867,711
2,880,278	2.500	11/20/51	2,325,709
6,837,878	3.000	12/20/51	5,808,423
12,536,398	2.500	12/20/51	10,116,813
2,579,491	2.500	01/20/52	2,079,804
36,358,821	4.500	09/20/52	33,636,366
1,922,316	3.500	02/20/53	1,693,374
6,000,000	2.500	TBA-30yr(e)	4,902,851
9,000,000	2.000	TBA-30yr(e)	7,117,323
53,000,000	5.000	TBA-30yr(e)	50,238,027
25,000,000	6.000	TBA-30yr(e)	24,773,345
27,000,000	6.500	TBA-30yr(e)	27,160,611
38,000,000	5.500	TBA-30yr(e)	36,879,133

			302,715,102

Uniform Mortgage-Backed Security – 29.0%
1	5.500	10/01/23	1
8,437	7.000	08/01/27	8,489
419	6.500	09/01/27	419
22,592	7.000	03/01/28	22,789
942	6.500	05/01/28	947
4,287	4.500	04/01/39	4,108
3,698	4.500	05/01/39	3,548
4,373	4.500	07/01/39	4,194
15,242	4.500	08/01/39	14,624
127,639	4.500	12/01/39	122,448
8,359	4.500	04/01/41	7,889
241,442	4.500	05/01/41	227,878
42,388	4.500	08/01/41	40,594
11,099	3.000	11/01/42	9,683
19,420	3.000	12/01/42	17,109
11,209	3.000	12/01/42	9,760
12,266	3.000	12/01/42	10,730
30,989	3.000	12/01/42	27,162
28,239	3.000	12/01/42	25,057
39,017	3.000	12/01/42	34,286
12,106	3.000	12/01/42	10,618
134,991	3.000	12/01/42	117,816
57,118	3.000	01/01/43	50,253
14,321	3.000	01/01/43	12,606
6,272	3.000	01/01/43	5,508
39,467	3.000	01/01/43	34,357
8,258	3.000	01/01/43	7,237
106,613	3.000	01/01/43	93,827
31,409	3.000	01/01/43	27,389

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Uniform Mortgage-Backed Security – (continued)
$9,403	3.000%	01/01/43	$8,195
21,208	3.000	01/01/43	18,843
23,979	3.000	01/01/43	20,866
20,137	3.000	01/01/43	17,564
6,212	3.000	01/01/43	5,635
11,745	3.000	01/01/43	10,232
30,476	3.000	01/01/43	26,567
7,303	3.000	01/01/43	6,374
15,222	3.000	01/01/43	13,265
8,396	3.000	01/01/43	7,331
60,429	3.000	02/01/43	52,985
15,788	3.000	03/01/43	13,735
37,706	3.000	03/01/43	33,245
15,291	3.000	03/01/43	13,410
298,692	3.000	03/01/43	260,454
98,098	3.000	03/01/43	85,565
4,114	3.000	03/01/43	3,587
64,421	3.000	04/01/43	56,415
27,590	3.000	04/01/43	23,975
42,127	3.000	04/01/43	36,722
149,586	3.000	04/01/43	130,419
120,569	3.000	04/01/43	105,099
48,295	3.000	04/01/43	42,145
360,595	3.000	04/01/43	314,505
20,035	3.000	05/01/43	17,501
47,708	3.000	05/01/43	41,580
22,465	3.000	05/01/43	19,480
182,770	3.000	05/01/43	159,287
202,090	3.000	05/01/43	176,246
17,475	3.000	05/01/43	15,197
62,219	3.000	05/01/43	54,131
33,008	3.000	06/01/43	28,695
23,073	3.000	06/01/43	20,113
15,998	3.000	07/01/43	13,918
452,584	3.000	07/01/43	394,175
268,275	5.000	05/01/44	260,970
2,734,939	4.000	12/01/44	2,496,692
1,385,981	4.500	04/01/45	1,307,433
170,947	4.500	05/01/45	161,152
417,435	4.500	06/01/45	392,695
15,273,057	3.500	07/01/45	13,424,073
1,721,952	4.000	08/01/45	1,567,107
3,361,752	4.000	08/01/45	3,061,549
9,270,582	4.000	01/01/46	8,443,060
32,086	4.000	03/01/46	29,097
27,673	4.000	03/01/46	25,203
33,829	4.000	06/01/46	30,678
9,812	4.000	08/01/46	8,898
77,480	4.000	10/01/46	70,263
11,648	4.000	10/01/46	10,563
122,031	4.000	06/01/47	110,829
887,021	4.500	07/01/47	830,652
670,797	4.500	07/01/47	628,169
408,740	4.500	11/01/47	382,638
194,569	4.000	12/01/47	176,890
729,107	4.000	01/01/48	662,859
571,748	4.000	02/01/48	519,798
942,413	4.000	02/01/48	855,900

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Uniform Mortgage-Backed Security – (continued)
$49,019	4.500%	02/01/48	$45,842
135,883	4.000	02/01/48	123,876
423,889	4.000	02/01/48	384,976
1,102,975	4.000	03/01/48	1,001,378
383,577	4.000	03/01/48	348,725
82,358	4.500	05/01/48	76,918
581,133	4.000	06/01/48	528,148
540,391	4.000	06/01/48	491,121
14,273	4.500	06/01/48	13,330
9,676	4.500	07/01/48	9,034
289,442	4.000	07/01/48	263,052
526,343	4.000	07/01/48	478,354
225,242	4.000	07/01/48	204,424
1,918	4.500	07/01/48	1,791
1,760,445	4.000	08/01/48	1,597,737
8,506	4.500	08/01/48	7,942
46,120	4.500	09/01/48	43,059
536,253	4.500	09/01/48	502,342
375,465	4.500	09/01/48	350,432
3,110,078	5.000	11/01/48	2,995,916
133,716	4.500	11/01/48	124,945
146,656	4.500	11/01/48	136,878
486,888	4.500	11/01/48	454,425
485,391	4.500	11/01/48	453,028
466,913	4.500	11/01/48	435,782
900,639	4.500	12/01/48	839,746
319,588	4.500	12/01/48	298,280
43,894	4.500	12/01/48	40,967
979,479	4.500	01/01/49	913,256
285,642	4.500	01/01/49	266,598
211,197	4.500	01/01/49	196,917
932,339	4.500	02/01/49	869,303
135,602	4.500	02/01/49	126,707
866,143	3.000	02/01/49	732,588
3,847	4.500	03/01/49	3,587
434,783	4.500	06/01/49	404,899
71,352	4.500	06/01/49	66,448
74,298	4.500	07/01/49	69,174
190,954	3.500	07/01/49	167,267
1,869,672	3.500	07/01/49	1,637,752
1,378,883	4.500	07/01/49	1,283,932
538,415	4.500	07/01/49	501,339
897,429	4.500	08/01/49	835,631
139,405	4.500	08/01/49	129,822
1,335,858	3.500	08/01/49	1,169,841
6,309,508	3.000	09/01/49	5,322,926
2,917,562	5.000	10/01/49	2,803,173
1,230,407	3.000	10/01/49	1,038,015
1,767,303	3.000	12/01/49	1,482,068
156,273	4.500	01/01/50	145,440
124,317	4.500	02/01/50	115,773
2,241,973	4.500	03/01/50	2,085,662
9,189,778	4.000	03/01/50	8,303,083
20,612,910	4.500	03/01/50	19,262,269
2,590,027	5.000	03/01/50	2,486,051
15,519	4.500	04/01/50	14,403
520,342	4.500	05/01/50	482,896
12,926	4.500	05/01/50	12,017

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Uniform Mortgage-Backed Security – (continued)
$509,655	4.500%	05/01/50	$472,936
509,999	4.500	05/01/50	473,322
2,700,419	2.500	09/01/50	2,178,881
22,248,013	2.000	10/01/50	17,020,415
3,250,560	3.000	10/01/50	2,725,020
6,540,506	3.000	10/01/50	5,501,453
6,451,617	3.000	10/01/50	5,408,539
4,994,240	3.000	10/01/50	4,200,833
6,148,859	3.000	11/01/50	5,157,612
22,246,624	2.000	11/01/50	17,012,456
2,976,513	2.500	11/01/50	2,397,003
8,145,092	3.000	12/01/50	6,843,491
10,797,024	2.500	01/01/51	8,613,925
4,749,411	2.500	02/01/51	3,782,316
204,862	4.500	03/01/51	190,119
5,484,028	2.500	05/01/51	4,407,749
11,680,593	2.500	05/01/51	9,342,796
13,398,955	2.000	05/01/51	10,225,666
475,805	2.000	08/01/51	362,647
76,005	2.000	08/01/51	57,929
5,972,247	2.500	09/01/51	4,786,154
8,557,108	2.500	09/01/51	6,860,335
10,282,490	2.500	09/01/51	8,243,593
175,413	2.000	09/01/51	133,696
481,177	2.000	09/01/51	366,742
158,216	2.000	09/01/51	121,231
1,811,872	2.000	09/01/51	1,379,800
501,754	4.500	10/01/51	461,348
63,099	2.000	10/01/51	48,077
3,542,652	2.000	10/01/51	2,700,126
19,956,212	2.000	01/01/52	15,168,305
2,899,738	2.000	02/01/52	2,207,797
31,896,242	2.000	02/01/52	24,270,992
25,992,531	2.000	02/01/52	19,787,329
162,031	4.500	03/01/52	148,762
630,542	2.000	03/01/52	479,381
387,523	2.500	03/01/52	307,908
9,091,773	2.500	03/01/52	7,217,453
2,899,592	2.000	04/01/52	2,204,469
710,331	4.500	04/01/52	653,696
3,080,980	4.500	04/01/52	2,829,659
1,219,794	4.500	04/01/52	1,120,888
92,832	2.000	04/01/52	70,577
1,360,193	2.500	04/01/52	1,079,782
967,876	2.000	05/01/52	735,846
1,383,199	4.500	05/01/52	1,270,504
5,296,597	2.500	05/01/52	4,204,673
1,846,501	5.000	07/01/52	1,756,217
5,449,910	5.000	08/01/52	5,183,439
5,645,263	5.500	09/01/52	5,498,480
4,342,774	6.000	11/01/52	4,327,264
35,073	6.000	11/01/52	34,904
9,539,444	6.000	11/01/52	9,505,374
4,083,528	2.500	11/01/52	3,241,685
2,785,240	6.000	12/01/52	2,776,163
3,258	6.000	12/01/52	3,243
2,580,647	6.000	12/01/52	2,580,301
26,632	6.000	12/01/52	26,461

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Uniform Mortgage-Backed Security – (continued)
$28,247	6.000%	12/01/52	$28,066
5,260,087	2.500	02/01/53	4,177,148
967,634	5.500	04/01/53	940,056
4,734,007	5.500	04/01/53	4,582,810
972,375	6.000	04/01/53	972,245
955,107	6.000	04/01/53	951,994
971,701	6.000	04/01/53	967,320
7,007,813	6.500	09/01/53	7,065,277
12,000,000	4.000	TBA-30yr(e)	10,687,495
12,000,000	5.000	TBA-30yr(e)	11,323,601
11,000,000	3.500	TBA-30yr(e)	9,458,280
2,695,489	2.500	TBA-30yr(e)	2,139,799
5,363,014	2.500	TBA-30yr(e)	4,255,688
6,053,046	2.500	TBA-30yr(e)	4,805,176
638,892	2.500	TBA-30yr(e)	507,181
153,673	2.500	TBA-30yr(e)	121,993
89,000,000	6.500	TBA-30yr(e)	89,425,402

			506,414,528

TOTAL FEDERAL AGENCIES			$823,999,430

TOTAL MORTGAGE-BACKED OBLIGATIONS (Cost $958,796,556)			$894,960,151

Corporate Obligations – 32.3%

Aerospace & Defense – 0.3%
Boeing Co.(a)
$1,575,000	3.450%	11/01/28	$1,416,524
300,000	3.250	02/01/35	230,283
163,000	3.375	06/15/46	104,023
100,000	3.625	03/01/48	64,863
100,000	3.850	11/01/48	68,234
2,725,000	5.805	05/01/50	2,467,269
Northrop Grumman Corp.(a)
700,000	2.930	01/15/25	674,975
RTX Corp.(a)
550,000	4.050	05/04/47	409,624

			5,435,795

Agriculture(a) – 0.3%
BAT Capital Corp.
2,000,000	2.259	03/25/28	1,690,840
Cargill, Inc.(b)
2,925,000	4.750	04/24/33	2,751,167

			4,442,007

Automotive – 0.8%
General Motors Co.
550,000	4.000	04/01/25	532,059
General Motors Financial Co., Inc.(a)
2,425,000	4.300	07/13/25	2,339,931
3,200,000	1.500	06/10/26	2,828,608
2,825,000	2.350	01/08/31	2,131,377
Hyundai Capital America(a)(b)
1,975,000	5.700	06/26/30	1,895,783

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Automotive – (continued)
$4,360,000	6.200%		09/21/30	$4,288,845

				14,016,603

Banks – 10.3%
Banco Santander SA
2,400,000	2.746		05/28/25	2,260,896
400,000	4.250		04/11/27	373,352
800,000	3.306		06/27/29	694,136
800,000	2.749		12/03/30	596,944
4,400,000	6.921		08/08/33	4,209,348
Bank of America Corp.
5,000,000	4.183	(a)	11/25/27	4,645,800
350,000	6.110		01/29/37	345,485
(3 mo. USD Term SOFR + 1.252%)
225,000	2.496	(a)(d)	02/13/31	180,383
(3 mo. USD Term SOFR + 1.632%)
1,550,000	3.593	(a)(d)	07/21/28	1,414,995
(Secured Overnight Financing Rate + 1.220%)
1,375,000	2.651	(a)(d)	03/11/32	1,079,911
(Secured Overnight Financing Rate + 1.220%)
245,000	2.299	(a)(d)	07/21/32	185,541
(Secured Overnight Financing Rate + 1.330%)
1,400,000	2.972	(a)(d)	02/04/33	1,104,068
(Secured Overnight Financing Rate + 1.370%)
3,150,000	1.922	(a)(d)	10/24/31	2,375,982
(Secured Overnight Financing Rate + 1.530%)
3,725,000	1.898	(a)(d)	07/23/31	2,828,802
(Secured Overnight Financing Rate + 1.630%)
5,245,000	5.202	(a)(d)	04/25/29	5,046,634
(Secured Overnight Financing Rate + 1.830%)
5,000,000	4.571	(a)(d)	04/27/33	4,439,450
(Secured Overnight Financing Rate + 2.150%)
5,225,000	2.592	(a)(d)	04/29/31	4,195,466
(Secured Overnight Financing Rate + 2.160%)
1,089,000	5.015	(a)(d)	07/22/33	1,002,925
Bank of New York Mellon Corp.(a)(d) (Secured Overnight Financing Rate + 1.755%)
315,000	4.596		07/26/30	296,494
Barclays PLC(a)(d)
(1 yr. CMT + 3.500%)
4,410,000	7.437		11/02/33	4,537,802
(Secured Overnight Financing Rate + 2.714%)
800,000	2.852		05/07/26	754,960
BNP Paribas SA(b)
900,000	3.375		01/09/25	868,995
(5 yr. USD Secured Overnight Financing Rate ICE Swap Rate + 4.149%)
650,000	6.625	(a)(d)	03/25/24	639,256
(Secured Overnight Financing Rate + 1.004%)
1,600,000	1.323	(a)(d)	01/13/27	1,432,704
(Secured Overnight Financing Rate + 2.074%)
1,325,000	2.219	(a)(d)	06/09/26	1,235,894
BPCE SA(b)
1,150,000	4.625		09/12/28	1,070,604
(Secured Overnight Financing Rate + 1.312%)
1,650,000	2.277	(a)(d)	01/20/32	1,235,454
Citigroup, Inc.
2,500,000	4.600		03/09/26	2,413,400

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
$3,175,000	3.400%		05/01/26	$2,982,881
2,450,000	4.450		09/29/27	2,298,639
(Secured Overnight Financing Rate + 1.351%)
3,725,000	3.057	(a)(d)	01/25/33	2,935,523
(Secured Overnight Financing Rate + 1.422%)
1,375,000	2.976	(a)(d)	11/05/30	1,148,414
(Secured Overnight Financing Rate + 2.086%)
2,495,000	4.910	(a)(d)	05/24/33	2,269,751
Credit Agricole SA(b)
1,050,000	3.250		10/04/24	1,021,640
(5 yr. USD Swap + 4.319%)
600,000	6.875	(a)(d)	09/23/24	585,108
Credit Suisse AG
1,175,000	2.950		04/09/25	1,116,227
4,135,000	1.250		08/07/26	3,613,328
Fifth Third Bancorp(a)
1,235,000	2.375		01/28/25	1,172,188
First-Citizens Bank & Trust Co.(a)(d) (3 mo. USD Term SOFR + 1.715%)
1,500,000	2.969		09/27/25	1,428,795
HSBC Holdings PLC
600,000	4.950		03/31/30	560,004
(3 mo. USD Term SOFR + 1.473%)
1,625,000	3.803	(a)(d)	03/11/25	1,604,785
Huntington Bancshares, Inc.(a)
1,625,000	4.000		05/15/25	1,554,881
ING Groep NV(a)(b)(d) (1 yr. CMT + 1.100%)
3,400,000	1.400		07/01/26	3,122,866
JPMorgan Chase & Co.(a)(d)
(3 mo. USD Term SOFR + 1.262%)
3,025,000	4.023		12/05/24	3,012,658
(3 mo. USD Term SOFR + 1.507%)
2,275,000	3.960		01/29/27	2,173,353
(3 mo. USD Term SOFR + 1.599%)
2,150,000	3.782		02/01/28	2,001,048
(3 mo. USD Term SOFR + 1.622%)
800,000	3.882		07/24/38	637,896
(3 mo. USD Term SOFR + 2.515%)
675,000	2.956		05/13/31	555,613
(3 mo. USD Term SOFR + 3.125%)
1,597,000	4.600		02/01/25	1,495,670
(3 mo. USD Term SOFR + 3.790%)
275,000	4.493		03/24/31	251,435
(Secured Overnight Financing Rate + 1.260%)
3,475,000	2.963		01/25/33	2,771,452
(Secured Overnight Financing Rate + 1.800%)
3,692,000	4.586		04/26/33	3,324,461
(Secured Overnight Financing Rate + 2.040%)
75,000	2.522		04/22/31	60,725
(Secured Overnight Financing Rate + 2.080%)
2,480,000	4.912		07/25/33	2,281,724
Kreditanstalt fuer Wiederaufbau(f)
13,520,000	3.375		08/23/24	13,261,092
M&T Bank Corp.(a)(d) (Secured Overnight Financing Rate + 1.850%)
2,280,000	5.053		01/27/34	1,975,460

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
Macquarie Group Ltd.(a)(b)(d) (Secured Overnight Financing Rate +1.069%)
$400,000	1.340%		01/12/27	$357,484
Mizuho Financial Group, Inc.(a)(d) (1 yr. CMT + 1.900%)
4,765,000	5.748		07/06/34	4,551,194
Morgan Stanley
1,631,000	3.950		04/23/27	1,514,808
(3 mo. USD Term SOFR + 1.890%)
325,000	4.431	(a)(d)	01/23/30	300,141
(Secured Overnight Financing Rate + 0.720%)
5,100,000	0.985	(a)(d)	12/10/26	4,548,792
(Secured Overnight Financing Rate + 1.034%)
2,625,000	1.794	(a)(d)	02/13/32	1,943,025
(Secured Overnight Financing Rate + 1.143%)
3,900,000	2.699	(a)(d)	01/22/31	3,182,517
(Secured Overnight Financing Rate + 1.152%)
1,050,000	2.720	(a)(d)	07/22/25	1,018,962
(Secured Overnight Financing Rate + 1.295%)
3,205,000	5.050	(a)(d)	01/28/27	3,143,368
(Secured Overnight Financing Rate + 1.360%)
3,175,000	2.484	(a)(d)	09/16/36	2,320,163
(Secured Overnight Financing Rate + 1.590%)
4,320,000	5.164	(a)(d)	04/20/29	4,155,019
(Secured Overnight Financing Rate + 2.076%)
2,470,000	4.889	(a)(d)	07/20/33	2,245,107
(Secured Overnight Financing Rate + 3.120%)
1,100,000	3.622	(a)(d)	04/01/31	946,693
NatWest Group PLC(a)(d)
(3 mo. USD LIBOR + 1.762%)
400,000	4.269		03/22/25	395,736
(5 yr. CMT + 2.100%)
500,000	3.754		11/01/29	475,895
Shinhan Bank Co. Ltd.(b)
540,000	4.500		04/12/28	517,460
State Street Corp.(a)(d) (Secured Overnight Financing Rate + 2.650%)
100,000	3.152		03/30/31	85,069
Sumitomo Mitsui Financial Group, Inc.
5,550,000	5.776		07/13/33	5,427,400
Toronto-Dominion Bank
2,625,000	4.456		06/08/32	2,356,358
Truist Bank(a)
1,250,000	2.250		03/11/30	956,863
Truist Financial Corp.(a) (Secured Overnight Financing Rate + 2.050%)
775,000	6.047		06/08/27	766,219
U.S. Bancorp(a)(d) (Secured Overnight Financing Rate + 2.020%)
2,115,000	5.775		06/12/29	2,059,820
UBS Group AG
276,000	3.750		03/26/25	265,396
2,550,000	4.125	(b)	09/24/25	2,443,104
683,000	4.550		04/17/26	656,151
(3 mo. USD LIBOR + 1.410%)
1,675,000	3.869	(a)(b)(d)	01/12/29	1,516,294
(Secured Overnight Financing Rate + 1.560%)
1,982,000	2.593	(a)(b)(d)	09/11/25	1,907,457
(Secured Overnight Financing Rate + 1.730%)
1,545,000	3.091	(a)(b)(d)	05/14/32	1,223,238

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
(Secured Overnight Financing Rate + 5.020%)
$1,725,000	9.016	%(a)(b)(d)	11/15/33	$1,993,686
(Secured Overnight Financing Rate Index + 0.980%)
315,000	1.305	(a)(b)(d)	02/02/27	278,933
Wells Fargo & Co.
2,700,000	3.000		10/23/26	2,478,060
4,150,000	4.300		07/22/27	3,909,590
(Secured Overnight Financing Rate + 2.100%)
5,938,000	4.897	(a)(d)	07/25/33	5,375,493
Westpac Banking Corp.(a)(d) (5 yr. CMT + 2.000%)
700,000	4.110		07/24/34	604,555

				178,603,348

Beverages – 0.8%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.(a)
3,725,000	4.700		02/01/36	3,413,255
3,644,000	4.900		02/01/46	3,173,305
Anheuser-Busch InBev Worldwide, Inc.
585,000	8.200		01/15/39	713,998
400,000	4.950		01/15/42	362,016
275,000	4.600	(a)	04/15/48	232,661
Constellation Brands, Inc.(a)
1,375,000	4.400		11/15/25	1,337,325
50,000	3.600		02/15/28	45,943
50,000	3.150		08/01/29	43,814
1,900,000	2.250		08/01/31	1,478,086
JDE Peet’s NV(a)(b)
1,650,000	1.375		01/15/27	1,422,861
Keurig Dr Pepper, Inc.(a)
1,968,000	2.250		03/15/31	1,548,659

				13,771,923

Biotechnology – 0.5%
Amgen, Inc.(a)
3,370,000	5.250		03/02/30	3,291,209
1,700,000	4.200		03/01/33	1,507,543
3,418,000	5.250		03/02/33	3,266,446
Royalty Pharma PLC(a)
1,475,000	1.200		09/02/25	1,340,569

				9,405,767

Building Materials(a) – 0.2%
Carrier Global Corp.
3,375,000	2.493		02/15/27	3,039,019
Johnson Controls International PLC/Tyco Fire & Security Finance SCA
700,000	4.900		12/01/32	667,765

				3,706,784

Chemicals – 0.2%
DuPont de Nemours, Inc.(a)
975,000	4.493		11/15/25	951,736
Huntsman International LLC(a)
850,000	4.500		05/01/29	767,967
International Flavors & Fragrances, Inc.(a)(b)
2,300,000	1.832		10/15/27	1,907,022

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Chemicals – (continued)
$950,000	3.268%		11/15/40	$595,004

				4,221,729

Coal(a) – 0.0%
Teck Resources Ltd.
655,000	3.900		07/15/30	568,841

Commercial Services – 0.4%
Ashtead Capital, Inc.(a)(b)
650,000	1.500		08/12/26	572,371
DP World Ltd.
100,000	6.850	(b)	07/02/37	103,172
200,000	5.625		09/25/48	177,262
Emory University(a)
4,015,000	2.143		09/01/30	3,273,544
Global Payments, Inc.(a)
875,000	2.650		02/15/25	833,787
PayPal Holdings, Inc.(a)
2,375,000	1.650		06/01/25	2,222,454
University of Chicago
320,000	5.420		10/01/30	321,851

				7,504,441

Computers – 0.6%
Dell International LLC/EMC Corp.(a)
607,000	5.850		07/15/25	606,035
2,326,000	6.020		06/15/26	2,333,141
451,000	5.300		10/01/29	437,573
200,000	6.200		07/15/30	201,342
540,000	8.100		07/15/36	602,057
Hewlett Packard Enterprise Co.(a)
4,325,000	4.450		10/02/23	4,325,000
1,782,000	4.900		10/15/25	1,749,033

				10,254,181

Diversified Financial Services – 1.6%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust(a)
900,000	4.875		01/16/24	896,652
965,000	6.500		07/15/25	965,473
5,125,000	2.450		10/29/26	4,594,357
1,725,000	3.000		10/29/28	1,476,876
700,000	3.300		01/30/32	557,277
375,000	3.400		10/29/33	290,603
Air Lease Corp.(a)
2,250,000	2.300		02/01/25	2,131,627
1,625,000	3.375		07/01/25	1,542,206
625,000	2.875		01/15/26	581,244
2,200,000	3.750		06/01/26	2,073,324
Ally Financial, Inc.(a)
975,000	1.450		10/02/23	975,000
Aviation Capital Group LLC(a)(b)
450,000	1.950		01/30/26	403,893
Avolon Holdings Funding Ltd.(a)(b)
975,000	3.950		07/01/24	954,710
2,125,000	2.875		02/15/25	2,005,001
1,050,000	4.250		04/15/26	987,788
Capital One Financial Corp.(a)
1,110,000	3.300		10/30/24	1,075,657

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Diversified Financial Services – (continued)
Charles Schwab Corp.(a)(d) (Secured Overnight Financing Rate + 2.500%)
$5,545,000	5.853%		05/19/34	$5,275,236
Nomura Holdings, Inc.
950,000	2.608		07/14/31	724,489
REC Ltd.(b)
200,000	5.625		04/11/28	194,760

				27,706,173

Electrical – 0.9%
Alliant Energy Finance LLC(a)(b)
225,000	4.250		06/15/28	211,523
Ameren Corp.(a)
400,000	3.500		01/15/31	343,228
American Electric Power Co., Inc.(a)
850,000	2.300		03/01/30	682,151
Arizona Public Service Co.(a)
425,000	2.950		09/15/27	387,944
Avangrid, Inc.(a)
50,000	3.200		04/15/25	47,813
Berkshire Hathaway Energy Co.(a)
1,275,000	3.700		07/15/30	1,131,537
Dominion Energy, Inc.(c)
575,000	3.071		08/15/24	559,958
Entergy Corp.(a)
1,025,000	2.950		09/01/26	947,182
Exelon Corp.(a)
1,000,000	4.050		04/15/30	900,350
NextEra Energy Capital Holdings, Inc.(a)
1,180,000	1.900		06/15/28	998,492
NRG Energy, Inc.(a)(b)
1,625,000	3.750		06/15/24	1,590,566
Ohio Power Co.(a)
675,000	2.600		04/01/30	558,353
Pacific Gas & Electric Co.(a)
500,000	3.300		08/01/40	320,980
Southern Co.(a)
1,730,000	3.250		07/01/26	1,621,858
Vistra Operations Co. LLC(a)(b)
3,350,000	3.550		07/15/24	3,269,030
Xcel Energy, Inc.(a)
2,925,000	3.350		12/01/26	2,725,222

				16,296,187

Engineering & Construction – 0.1%
Mexico City Airport Trust(a)
400,000	4.250		10/31/26	375,608
440,000	3.875	(b)	04/30/28	398,253
200,000	5.500	(b)	10/31/46	152,000
420,000	5.500		07/31/47	319,469
340,000	5.500	(b)	07/31/47	258,617

				1,503,947

Entertainment – 0.7%
Warnermedia Holdings, Inc.(a)
4,100,000	6.412		03/15/26	4,099,549
5,050,000	4.054		03/15/29	4,504,701

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Entertainment – (continued)
$3,400,000	4.279%	03/15/32	$2,885,512

			11,489,762

Environmental – 0.3%
Nature Conservancy
60,000	0.944	07/01/26	51,663
75,000	1.304	07/01/28	59,823
Republic Services, Inc.(a)
200,000	2.500	08/15/24	194,202
Veralto Corp.(a)(b)
2,275,000	5.450	09/18/33	2,202,860
Waste Connections, Inc.(a)
832,000	4.200	01/15/33	741,262
Waste Management, Inc.(a)
2,442,000	4.150	04/15/32	2,222,733

			5,472,543

Food & Drug Retailing – 0.1%
Kraft Heinz Foods Co.(a)
2,056,000	3.750	04/01/30	1,835,535
Sysco Corp.(a)
225,000	6.600	04/01/40	229,682
75,000	6.600	04/01/50	77,363

			2,142,580

Gas(a) – 0.0%
East Ohio Gas Co.(b)
525,000	1.300	06/15/25	486,129
NiSource, Inc.
325,000	3.600	05/01/30	283,166

			769,295

Healthcare Providers & Services – 1.2%
Adventist Health System(a)
540,000	2.952	03/01/29	466,887
Banner Health(a)
3,235,000	2.338	01/01/30	2,675,459
Baylor Scott & White Holdings(a)
1,140,000	1.777	11/15/30	885,206
Centene Corp.(a)
925,000	4.250	12/15/27	852,129
2,100,000	2.625	08/01/31	1,607,886
CommonSpirit Health(a)
2,385,000	3.910	10/01/50	1,691,474
2,655,000	6.461	11/01/52	2,765,673
DH Europe Finance II Sarl(a)
1,725,000	2.200	11/15/24	1,658,363
50,000	3.250	11/15/39	37,380
HCA, Inc.(a)
1,590,000	3.500	09/01/30	1,347,032
Rush Obligated Group(a)
1,320,000	3.922	11/15/29	1,209,476
Stanford Health Care(a)
975,000	3.310	08/15/30	852,915
STERIS Irish FinCo UnLtd Co.(a)
501,000	2.700	03/15/31	405,595

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Healthcare Providers & Services – (continued)
Stryker Corp.(a)
	$475,000	3.375%		11/01/25	$454,613
	75,000	1.950		06/15/30	60,050
Sutter Health(a)
	605,000	2.294		08/15/30	488,075
UnitedHealth Group, Inc.(a)
	3,750,000	5.350		02/15/33	3,710,888

					21,169,101

Home Builders(a) – 0.1%
Lennar Corp.
	1,235,000	4.750		11/29/27	1,188,725

Insurance – 0.1%
Arch Capital Finance LLC(a)
	1,200,000	4.011		12/15/26	1,135,728
Arch Capital Group Ltd.
	300,000	7.350		05/01/34	323,511
Great-West Lifeco Finance 2018 LP(a)(b)
	422,000	4.047		05/17/28	394,186
Willis North America, Inc.(a)
	700,000	2.950		09/15/29	596,624

					2,450,049

Internet – 0.5%
Amazon.com, Inc.(a)
	500,000	4.800		12/05/34	480,895
Expedia Group, Inc.(a)
	1,212,000	4.625		08/01/27	1,155,836
	825,000	3.800		02/15/28	753,217
	875,000	3.250		02/15/30	739,716
	331,000	2.950		03/15/31	266,031
Netflix, Inc.(a)(b)
	3,575,000	4.875		06/15/30	3,379,912
Prosus NV(a)
	200,000	3.257	(b)	01/19/27	177,250
	420,000	3.680	(b)	01/21/30	337,986
	690,000	3.680		01/21/30	555,264
EUR	100,000	2.031	(b)	08/03/32	73,625
	$230,000	4.027	(b)	08/03/50	131,123
	210,000	3.832	(b)	02/08/51	115,114

					8,165,969

Investment Companies(a)(b) – 0.0%
JAB Holdings BV
	500,000	2.200		11/23/30	380,135

Iron/Steel – 0.1%
POSCO(b)
	260,000	5.750		01/17/28	258,385
Steel Dynamics, Inc.(a)
	490,000	2.400		06/15/25	460,154
	1,075,000	1.650		10/15/27	914,245

					1,632,784

Lodging – 0.4%
Hyatt Hotels Corp.(a)
	2,000,000	1.800		10/01/24	1,918,420

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Lodging – (continued)
Marriott International, Inc.(a)
$2,100,000	5.000%		10/15/27	$2,043,678
2,625,000	2.850		04/15/31	2,110,762

				6,072,860

Machinery - Construction & Mining(a)(b) – 0.1%
Weir Group PLC
2,375,000	2.200		05/13/26	2,134,887

Machinery-Diversified(a) – 0.1%
Ingersoll Rand, Inc.
1,270,000	5.700		08/14/33	1,225,741

Media – 1.4%
Charter Communications Operating LLC/Charter Communications Operating Capital(a)
8,750,000	4.908		07/23/25	8,550,850
6,675,000	3.750		02/15/28	6,016,511
Comcast Corp.(a)
1,300,000	3.950		10/15/25	1,261,234
1,173,000	3.300		02/01/27	1,095,476
5,725,000	4.800		05/15/33	5,374,573
100,000	3.750		04/01/40	77,417
275,000	4.700		10/15/48	232,249
Fox Corp.(a)
700,000	4.030		01/25/24	694,890
75,000	5.476		01/25/39	64,806
Time Warner Cable LLC(a)
275,000	5.875		11/15/40	228,041

				23,596,047

Mining – 0.4%
Glencore Funding LLC(b)
1,300,000	4.125	(a)	03/12/24	1,288,443
1,181,000	4.625		04/29/24	1,169,143
1,850,000	1.625	(a)	04/27/26	1,665,833
2,175,000	2.625	(a)	09/23/31	1,676,925
Newcrest Finance Pty. Ltd.(a)(b)
525,000	3.250		05/13/30	445,226

				6,245,570

Miscellaneous Manufacturing – 0.3%
Eaton Corp.(a)
3,641,000	4.150		03/15/33	3,290,008
GE Capital International Funding Co. Unlimited Co.
800,000	4.418		11/15/35	715,768
General Electric Co.
950,000	6.750		03/15/32	1,029,724
700,000	5.875		01/14/38	705,719

				5,741,219

Multi-National – 0.1%
African Export-Import Bank(a)(b)
740,000	2.634		05/17/26	659,200
830,000	3.798		05/17/31	644,644

				1,303,844

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Oil Field Services – 0.3%
Aker BP ASA(a)(b)
$639,000	2.000%	07/15/26	$570,633
Devon Energy Corp.(a)
180,000	5.600	07/15/41	158,798
Marathon Petroleum Corp.(a)
600,000	3.625	09/15/24	586,716
375,000	3.800	04/01/28	344,711
Occidental Petroleum Corp.
1,034,000	7.875	09/15/31	1,117,754
Phillips 66(a)
375,000	3.850	04/09/25	364,358
725,000	1.300	02/15/26	655,219
QatarEnergy(a)(b)
410,000	3.300	07/12/51	264,872
Reliance Industries Ltd.(b)
480,000	2.875	01/12/32	381,475
250,000	3.750	01/12/62	154,310

			4,598,846

Packaging(a) – 0.1%
Berry Global, Inc.
1,475,000	1.570	01/15/26	1,333,031

Pharmaceuticals – 1.6%
AbbVie, Inc.(a)
1,709,000	4.500	05/14/35	1,543,090
638,000	4.300	05/14/36	559,571
3,250,000	4.050	11/21/39	2,653,365
Bayer U.S. Finance II LLC(a)(b)
850,000	3.875	12/15/23	846,387
Becton Dickinson & Co.(a)
997,000	3.363	06/06/24	979,333
Cigna Group(a)
5,100,000	4.125	11/15/25	4,938,738
1,858,000	2.400	03/15/30	1,521,275
1,025,000	4.800	08/15/38	901,631
CVS Health Corp.(a)
650,000	2.625	08/15/24	631,807
7,749,000	4.780	03/25/38	6,667,395
Perrigo Finance Unlimited Co.(a)
2,975,000	4.375	03/15/26	2,782,428
Pfizer Investment Enterprises Pte. Ltd.(a)
4,300,000	4.750	05/19/33	4,074,680
Zoetis, Inc.(a)
100,000	4.450	08/20/48	81,319

			28,181,019

Pipelines – 1.4%
Abu Dhabi Crude Oil Pipeline LLC(b)
1,190,000	4.600	11/02/47	1,025,518
Cheniere Energy Partners LP(a)(b)
1,185,000	5.950	06/30/33	1,142,992
Columbia Pipelines Operating Co. LLC(a)(b)
3,620,000	6.036	11/15/33	3,536,559
Enbridge, Inc.(a)
1,547,000	5.700	03/08/33	1,482,506
2,300,000	2.500	08/01/33	1,707,175

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Pipelines – (continued)
Energy Transfer LP(a)
$50,000	4.950%		06/15/28	$47,760
1,225,000	5.250		04/15/29	1,174,432
375,000	5.300		04/15/47	303,776
Enterprise Products Operating LLC(a)
85,000	3.750		02/15/25	82,569
Galaxy Pipeline Assets Bidco Ltd.
200,000	2.625	(b)	03/31/36	154,792
2,887,544	2.940		09/30/40	2,219,799
320,000	3.250	(b)	09/30/40	232,621
MPLX LP(a)
1,300,000	2.650		08/15/30	1,049,009
275,000	4.500		04/15/38	222,318
645,000	5.500		02/15/49	546,089
Plains All American Pipeline LP/PAA Finance Corp.(a)
1,100,000	3.850		10/15/23	1,098,559
875,000	3.800		09/15/30	750,619
Sabine Pass Liquefaction LLC(a)
1,650,000	5.625		03/01/25	1,639,225
275,000	5.000		03/15/27	266,734
Targa Resources Corp.(a)
1,010,000	4.200		02/01/33	858,874
Western Midstream Operating LP(a)
1,125,000	3.100		02/01/25	1,077,817
475,000	3.950		06/01/25	456,233
225,000	5.450		04/01/44	181,519
Williams Cos., Inc.(a)
850,000	3.900		01/15/25	827,058
800,000	4.000		09/15/25	770,576
1,800,000	5.650		03/15/33	1,740,294

				24,595,423

Real Estate Investment Trust – 1.3%
American Homes 4 Rent LP(a)
723,000	4.900		02/15/29	681,514
American Tower Corp.(a)
2,100,000	3.375		05/15/24	2,065,812
1,750,000	2.400		03/15/25	1,658,790
CubeSmart LP(a)
600,000	4.000		11/15/25	574,062
1,095,000	2.500		02/15/32	832,988
Host Hotels & Resorts LP(a)
952,000	2.900		12/15/31	730,641
Invitation Homes Operating Partnership LP(a)
1,300,000	2.300		11/15/28	1,088,126
3,595,000	2.000		08/15/31	2,658,862
NNN REIT, Inc.(a)
790,000	3.900		06/15/24	776,649
1,150,000	4.000		11/15/25	1,101,229
Prologis LP(a)
3,037,000	1.750		07/01/30	2,359,293
Realty Income Corp.(a)
400,000	3.950		08/15/27	374,264
Retail Opportunity Investments Partnership LP(a)
3,075,000	6.750		10/15/28	3,032,257
Spirit Realty LP(a)
1,200,000	3.400		01/15/30	1,002,252

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Real Estate Investment Trust – (continued)
UDR, Inc.(a)
$475,000	2.100%	08/01/32	$341,848
Ventas Realty LP(a)
975,000	3.500	02/01/25	938,048
WP Carey, Inc.(a)
505,000	4.600	04/01/24	500,546
445,000	4.000	02/01/25	432,705
1,000,000	3.850	07/15/29	881,540
725,000	2.400	02/01/31	561,476

			22,592,902

Retailing – 0.8%
AutoNation, Inc.(a)
1,404,000	4.500	10/01/25	1,354,326
500,000	1.950	08/01/28	406,860
825,000	4.750	06/01/30	743,564
CK Hutchison International 20 Ltd.(a)(b)
200,000	2.500	05/08/30	164,104
Dollar Tree, Inc.(a)
975,000	4.000	05/15/25	943,586
Home Depot, Inc.(a)
625,000	3.250	04/15/32	535,906
Lowe’s Cos., Inc.(a)
2,500,000	1.700	10/15/30	1,916,350
950,000	3.750	04/01/32	822,434
3,331,000	5.000	04/15/33	3,134,538
McDonald’s Corp.(a)
1,313,000	4.600	09/09/32	1,230,951
650,000	4.200	04/01/50	503,893
Starbucks Corp.(a)
1,850,000	3.800	08/15/25	1,790,393
1,330,000	3.000	02/14/32	1,098,327

			14,645,232

Savings & Loans(a)(b)(d) – 0.1%
Nationwide Building Society (3 mo. USD LIBOR + 1.855%)
975,000	3.960	07/18/30	858,429

Semiconductors – 0.8%
Broadcom, Inc.(a)(b)
1,284,000	4.150	04/15/32	1,111,379
1,156,000	3.419	04/15/33	921,297
975,000	3.469	04/15/34	764,663
4,175,000	3.137	11/15/35	3,042,698
161,000	3.187	11/15/36	115,463
1,725,000	3.500	02/15/41	1,194,580
Intel Corp.(a)
2,750,000	5.200	02/10/33	2,661,725
NXP BV/NXP Funding LLC/NXP USA, Inc.(a)
825,000	3.400	05/01/30	705,070
3,125,000	2.500	05/11/31	2,438,375
2,250,000	2.650	02/15/32	1,740,915

			14,696,165

Software – 1.2%
Fiserv, Inc.(a)
2,775,000	2.750	07/01/24	2,707,956
75,000	4.200	10/01/28	70,280

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Software – (continued)
Oracle Corp.(a)
$2,000,000	4.500%		05/06/28	$1,906,380
1,881,000	2.950		04/01/30	1,579,739
2,550,000	4.650		05/06/30	2,383,638
5,625,000	2.875		03/25/31	4,594,950
2,211,000	4.900		02/06/33	2,036,331
350,000	3.600		04/01/40	251,717
ServiceNow, Inc.(a)
3,400,000	1.400		09/01/30	2,600,966
Take-Two Interactive Software, Inc.(a)
1,495,000	3.700		04/14/27	1,399,679
VMware, Inc.(a)
700,000	1.800		08/15/28	580,552
Workday, Inc.(a)
50,000	3.700		04/01/29	45,345
675,000	3.800		04/01/32	578,434

				20,735,967

Telecommunication Services – 1.7%
AT&T, Inc.(a)
2,375,000	2.750		06/01/31	1,902,494
1,165,000	4.900		08/15/37	1,009,053
2,355,000	4.850		03/01/39	1,988,327
1,325,000	3.500		06/01/41	920,557
450,000	5.150		11/15/46	374,814
Telefonica Emisiones SA
425,000	4.665		03/06/38	340,727
T-Mobile USA, Inc.(a)
1,320,000	3.500		04/15/25	1,273,391
1,350,000	1.500		02/15/26	1,223,478
5,004,000	3.750		04/15/27	4,672,835
700,000	4.750		02/01/28	671,146
125,000	2.050		02/15/28	107,581
2,333,000	3.875		04/15/30	2,065,102
2,205,000	2.875		02/15/31	1,788,894
2,150,000	3.500		04/15/31	1,815,933
3,075,000	5.200		01/15/33	2,904,460
Verizon Communications, Inc.
3,758,000	4.329		09/21/28	3,528,912
2,251,000	4.016	(a)	12/03/29	2,036,120
100,000	1.750	(a)	01/20/31	75,339
1,500,000	2.550	(a)	03/21/31	1,193,355

				29,892,518

Transportation(a) – 0.1%
CSX Corp.
2,645,000	4.100		11/15/32	2,376,162

TOTAL CORPORATE OBLIGATIONS (Cost $623,697,781)				$563,124,531

Asset-Backed Securities – 8.3%

Automotive(a) – 1.0%
GMF Floorplan Owner Revolving Trust Series 2023-1, Class A1(b)
$4,700,000	5.340%		06/15/28	$4,658,767

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities – (continued)

Automotive(a) – (continued)
Hyundai Auto Receivables Trust Hart Series 2023 A, Class A2A
$4,000,000	5.190%	12/15/25	$3,981,337
Nissan Auto Receivables Owner Trust Series 2023 A, Class A2A
4,175,000	5.340	02/17/26	4,155,289
World Omni Auto Receivables Trust Series 2023-B, Class A2A
4,200,000	5.250	11/16/26	4,177,092

			16,972,485

Collateralized Loan Obligations(a)(b) – 6.2%
37 Capital CLO 1 Ltd. Series 2021-1A, Class A(d) (3 mo. USD Term SOFR + 1.462%)
4,000,000	6.770	10/15/34	3,944,252
AB BSL CLO 2 Ltd. Series 2021-2A, Class A(d) (3 mo. USD Term SOFR + 1.362%)
5,600,000	6.670	04/15/34	5,554,265
AMMC CLO XI Ltd. Series 2021-11A, Class A1R2(d) (3 mo. USD Term SOFR + 1.272%)
4,435,013	6.641	04/30/31	4,426,741
Apidos CLO XXIII Ltd. Series 2015-23A, Class AR(d) (3 mo. USD Term SOFR + 1.482%)
4,000,000	6.790	04/15/33	3,980,168
Atlas Senior Loan Fund XIII Series 2019-13A, Class CR(d) (3 mo. USD Term SOFR + 2.912%)
2,100,000	8.257	04/22/31	2,040,276
Cedar Funding IX CLO Ltd. Series 2018-9A, Class A1(d) (3 mo. USD Term SOFR + 1.242%)
3,500,000	6.568	04/20/31	3,491,316
CIFC Funding Ltd. Series 2018-2A, Class A1(d) (3 mo. USD Term SOFR + 1.302%)
3,650,000	6.628	04/20/31	3,642,806
Crown City CLO I Series 2020-1A, Class A2R(d) (3 mo. USD Term SOFR + 2.012%)
4,600,000	7.338	07/20/34	4,503,345
Diameter Capital CLO 1 Ltd. Series 2021-1A, Class A1A(d) (3 mo. USD Term SOFR + 1.502%)
5,250,000	6.810	07/15/36	5,188,654
Galaxy XXVIII CLO Ltd. Series 2018-28A, Class A2(d) (3 mo. USD Term SOFR + 1.562%)
6,000,000	6.870	07/15/31	5,999,730
GoldenTree Loan Opportunities IX Ltd. Series 2014-9A, Class AR2(d) (3 mo. USD Term SOFR + 1.372%)
2,434,119	6.741	10/29/29	2,431,965
HalseyPoint CLO 3 Ltd. Series 2020-3A, Class A1A(d) (3 mo. USD Term SOFR + 1.712%)
6,250,000	7.081	11/30/32	6,233,587
Halseypoint CLO 7 Ltd. Series 2023-7A, Class A(d) (3 mo. USD Term SOFR + 2.250%)
5,200,000	7.509	07/20/36	5,245,198
Hayfin U.S. XII Ltd. Series 2018-8A, Class A(d) (3 mo. USD Term SOFR + 1.382%)
3,836,573	6.708	04/20/31	3,827,707
Mountain View CLO LLC Series 2016-1A, Class AR(d) (3 mo. USD Term SOFR + 1.622%)
3,500,000	6.933	04/14/33	3,465,420
Octagon Investment Partners 40 Ltd. Series 2019-1A, Class A1R (3 mo. USD Term SOFR + 1.432%)
4,700,000	6.758	01/20/35	4,652,107

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities – (continued)

Collateralized Loan Obligations(a)(b) – (continued)
OHA Credit Funding 3 Ltd. Series 2019-3A, Class AR(d) (3 mo. USD Term SOFR + 1.402%)
$2,150,000	6.728%	07/02/35	$2,136,113
OHA Credit Funding 5 Ltd. Series 2020-5A, Class A2A(d) (3 mo. USD Term SOFR + 1.712%)
2,000,000	7.022	04/18/33	1,984,194
Palmer Square CLO Ltd. Series 2019-1A, Class A1R(d) (3 mo. USD Term SOFR + 1.412%)
6,000,000	6.781	11/14/34	5,981,328
Recette CLO Ltd. Series 2015-1A, Class ARR(d) (3 mo. USD Term SOFR + 1.342%)
7,000,000	6.668	04/20/34	6,923,609
RR 26 Ltd. Series 2023-26A, Class A1(d) (3 mo. USD Term SOFR + 1.780%)
2,800,000	6.512	04/15/38	2,801,784
Southwick Park CLO LLC Series 2019-4A, Class A1R(d) (3 mo. USD Term SOFR + 1.322%)
4,500,000	6.648	07/20/32	4,481,307
TCW CLO Ltd. Series 2023-1A, Class A1N(d) (3 mo. USD Term SOFR + 2.070%)
4,500,000	7.436	04/28/36	4,511,124
Venture 39 CLO Ltd. Series 2020-39A, Class A1(d) (3 mo. USD Term SOFR + 1.542%)
6,900,000	6.850	04/15/33	6,834,740
Zais CLO 15 Ltd. Series 2020-15A, Class A1R(d) (3 mo. USD Term SOFR + 1.612%)
3,250,000	6.977	07/28/32	3,208,615

			107,490,351

Credit Card(a) – 0.9%
Barclays Dryrock Issuance Trust Series 2023-1, Class A
8,400,000	4.720	02/15/29	8,248,461
Capital One Multi-Asset Execution Trust Series 2022-A3, Class A
4,200,000	4.950	10/15/27	4,152,470
Discover Card Execution Note Trust Series 2023-A1, Class A
4,300,000	4.310	03/15/28	4,186,695

			16,587,626

Ohio – 0.1%
Louisiana Local Government Environmental Facilities & Community Development Authority Series 2022-ELL A3
2,270,000	4.275	02/01/36	2,063,390

Student Loan(a)(d) – 0.1%
AccessLex Institute Series 2004-1, Class A2 (3 mo. USD LIBOR + 0.210%)
499,868	5.752	09/26/33	485,183
Educational Funding of the South, Inc. Series 2011-1, Class A2 (90 day USD SOFR Average + 0.912%)
212,089	5.966	04/25/35	212,344

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value

Asset-Backed Securities – (continued)

Student Loan(a)(d) – (continued)
PHEAA Student Loan Trust Series 2016-1A, Class A(b) (30 Day USD SOFR Average + 1.264%)
	$1,342,104	6.579%		09/25/65	$1,339,597

					2,037,124

TOTAL ASSET-BACKED SECURITIES (Cost $146,116,934)					$145,150,976

Agency Debentures – 1.9%

Sovereign – 1.9%
Federal Farm Credit Banks Funding Corp.
	$7,050,000	2.850%		03/28/34	$5,714,871
	11,930,000	2.900		04/12/32	10,129,644
	3,840,000	3.300		05/19/32	3,349,555
	2,500,000	3.500		09/01/32	2,210,525
Federal Home Loan Banks
	750,000	3.375		12/08/23	747,127
	2,400,000	5.000		09/28/29	2,419,392
Federal National Mortgage Association
	3,700,000	1.875		09/24/26	3,397,081
	4,200,000	6.250		05/15/29	4,512,102

TOTAL AGENCY DEBENTURES (Cost $36,993,854)					$32,480,297

Sovereign Debt Obligations – 1.1%

Euro – 0.1%
Mexico Government International Bonds(a)
EUR	839,000	1.450%		10/25/33	$624,533
Romania Government International Bonds(b)
	100,000	2.000		01/28/32	75,978
	360,000	3.375		01/28/50	223,959

					924,470

United States Dollar – 1.0%
Export-Import Bank of Korea
	$900,000	5.000		01/11/28	887,454
	390,000	5.125		01/11/33	380,804
Hungary Government International Bonds
	1,700,000	6.125		05/22/28	1,693,115
Israel Government AID Bonds
	1,200,000	5.500		12/04/23	1,199,760
	2,400,000	5.500		04/26/24	2,396,088
	4,700,000	5.500		09/18/33	4,867,602
Israel Government International Bonds(g)
	200,000	4.500		04/03/20	143,160
Mexico Government International Bonds
	200,000	3.750		01/11/28	184,946
	240,000	3.250	(a)	04/16/30	203,940
	200,000	4.750	(a)	04/27/32	179,806
	1,746,000	3.500	(a)	02/12/34	1,363,661
	1,960,000	3.771	(a)	05/24/61	1,145,620
	600,000	3.750	(a)	04/19/71	339,600

Principal Amount	Interest Rate		Maturity Date	Value

Sovereign Debt Obligations – (continued)

United States Dollar – (continued)
Panama Government International Bonds(a)
$800,000	6.853%		03/28/54	$742,528
210,000	4.500		01/19/63	135,607
360,000	6.875		01/31/36	360,486
Peru Government International Bonds(a)
10,000	2.780		12/01/60	5,280
100,000	3.230	(h)	07/28/21	51,781
Romania Government International Bonds
770,000	3.000	(b)	02/27/27	699,391
690,000	5.125		06/15/48	538,552
580,000	4.000		02/14/51	367,784

				17,886,965

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $21,856,145)				$18,811,435

Municipal Debt Obligations – 0.9%

Arizona – 0.0%
City of Tucson AZ Taxable Series A(a)
$100,000	1.457%		07/01/28	$83,742
City of Yuma AZ Pledged Revenue Taxable Series 2021
100,000	1.749		07/15/28	$83,341

				167,083

California – 0.4%
California State GO Bonds Build America Taxable Series 2009
2,600,000	7.550	(a)	04/01/39	$3,037,248
California Statewide Communities Development Authority Revenue Bonds Taxable Refunding Series 2021
620,000	1.807		02/01/30	$485,547
Los Angeles Municipal Improvement Corp.RB Taxable Refunding Series A(a)
2,295,000	2.074		11/01/30	1,829,324
Los Angeles Municipal Improvement Corp.RB Taxable Refunding Series C(a)
245,000	1.831		11/01/29	199,289
Port Of Oakland RB Taxable Refunding Series R
770,000	1.949	(a)	05/01/28	$641,310
San Francisco Municipal Transportation Agency Revenue Refunding Series A
555,000	1.302		03/01/28	471,026
San Jose Financing Authority Lease RB Taxable Refunding Series A
540,000	1.812	(a)	06/01/29	$440,151

				7,103,895

Florida(a) – 0.0%
Florida State Board of Administration Finance Corp. RB Taxable Series A
595,000	2.154		07/01/30	476,535

Illinois – 0.2%
Illinois State GO Bonds Build America Series 2010
1,514,835	7.350	(a)	07/01/35	$1,572,957

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Debt Obligations – (continued)

Illinois – (continued)
Illinois State GO Bonds Taxable-Pension Series 2003
$1,170,000	5.100%	06/01/33	$1,110,670

			2,683,627

Louisiana(a) – 0.0%
City of New Orleans LA Sewerage Service Revenue Taxable Revenue Series 2021
170,000	0.958	06/01/26	$146,278
City of New Orleans LA Water System Revenue Taxable Refunding Series 2021
150,000	1.008	12/01/26	$126,087
Louisiana State Transportation Authority Revenue Taxable Refunding Series A
160,000	1.138	02/15/26	$137,098
State of Louisiana Unclaimed Property Revenue Taxable Refunding Series 2021
205,000	1.059	09/01/26	$177,656

			587,119

Maryland – 0.0%
State of Maryland Department of Transportation Revenue Taxable Refunding Series A
65,000	1.303	08/01/28	54,217

New York(a) – 0.2%
Metropolitan Transportation Authority Revenue Series 2010
395,000	5.989	11/15/30	404,071
New York State Metropolitan Transportation Authority RB Refunding Subseries 2002 G-1B
2,670,000	5.175	11/15/49	2,294,766

			2,698,837

Ohio(a) – 0.1%
American Municipal Power-Ohio, Inc. RB Build America Taxable Series 2010
1,585,000	6.270	02/15/50	1,626,633

Pennsylvania – 0.0%
Commonwealth of Pennsylvania Department of Community & Economic Development Revenue Taxable Refunding Series C
125,000	2.758	06/01/30	107,164

TOTAL MUNICIPAL DEBT OBLIGATIONS (Cost $16,978,216)			$15,505,110

U.S. Treasury Obligations – 13.4%

U.S. Treasury Bonds
$6,530,000	4.250%	05/15/39	$6,154,525
75,750,000	4.250	11/15/40	70,423,828
210,000	3.375	05/15/44	167,573
15,240,000	2.875	11/15/46	10,944,225
65,870,000	3.000	02/15/47	48,362,989
9,870,000	4.000	11/15/52	8,751,914
U.S. Treasury Notes
22,680,000	0.750	05/31/26	20,364,160
22,370,000	1.375	08/31/26	20,295,532
16,320,000	3.500 (i)	04/30/28	15,555,000

Principal Amount	Interest Rate	Maturity Date	Value

U.S. Treasury Obligations – (continued)
$15,260,000	4.625%	09/30/28	$15,268,729
2,590,000	3.875	09/30/29	2,484,781
15,380,000	4.625	09/30/30	15,387,739

TOTAL U.S. TREASURY OBLIGATIONS (Cost $291,546,111)			$234,160,995

Shares		Description	Value

Exchange Traded Funds – 1.6%

371,811	Vanguard Intermediate- Term Corporate Bond ETF		$28,250,200

(Cost $29,418,616)

Shares		Dividend Rate	Value

Investment Company(j) – 1.9%

Goldman Sachs Financial Square Government Fund — Institutional Shares
33,316,975		5.240%	$33,316,975

(Cost $33,316,975)

TOTAL INVESTMENTS BEFORE SHORT- TERM INVESTMENTS – 112.8% (Cost $2,158,721,188)			$1,965,760,670

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investments – 0.9%

Certificates of Deposit – 0.5%
Banco Santander SA(d) (Secured Overnight Financing Rate + 0.490%)
$5,000,000	5.800%	02/09/24	$5,001,369
Bayerische Landesbank
4,000,000	5.300	01/25/24	3,993,846

			8,995,215

Commercial Paper(b)(k) – 0.4%
Pure Grove Funding
6,790,000	0.000	01/18/24	6,673,953

TOTAL SHORT-TERM INVESTMENTS (Cost $15,684,534)			$15,669,168

TOTAL INVESTMENTS – 113.7% (Cost $2,174,405,722)			$1,981,429,838

LIABILITIES IN EXCESS OF OTHER ASSETS – (13.7)%			(238,351,116)

NET ASSETS – 100.0%			$1,743,078,722

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security with "Call" features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on September 30, 2023.

(d)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on September 30, 2023.

(e)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $ 283,795,905 which represents approximately 16.2% of net assets as of September 30, 2023.

(f)	Guaranteed by the United States Government until maturity. Total market value for these securities amounts to $13,261,092, which represents approximately 1% of the Fund’s net assets as of September 30, 2023.

(g)	Actual maturity date is April 03, 2120.

(h)	Actual maturity date is July 28, 2121.

(i)	All or a portion of security is segregated as collateral for initial margin requirement on futures transactions.

(j)	Represents an Affiliated Issuer.

(k)	Issued with a zero coupon. Income is recognized through the accretion of discount.

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2023, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

BNP Paribas SA	USD	3,570,037	EUR	3,321,530	12/20/23	$44,555
	USD	3,253,252	GBP	2,610,326	12/20/23	66,498

TOTAL						$111,053

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS
Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

BNP Paribas SA	USD	2,641,769	SEK	29,312,678	12/20/23	$(52,528)
Citibank NA	USD	2,495,153	NZD	4,236,908	12/20/23	(44,324)
Deutsche Bank AG (London)	JPY	907,100,354	USD	6,259,823	12/20/23	(106,266)
MS & Co. Int. PLC	CHF	7,037,326	USD	7,968,744	12/20/23	(209,148)
	USD	3,600,128	CAD	4,910,013	12/20/23	(19,640)
State Street Bank and Trust	USD	2,496,753	AUD	3,894,368	12/20/23	(14,319)
	USD	2,453,895	NOK	26,215,238	12/20/23	(2,511)

TOTAL						$(448,736)

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD SALES CONTRACTS — At September 30, 2023, the Fund had the following forward sales contracts:

	Interest	Maturity	Settlement	Principal
Description	Rate	Date(a)	Date	Amount	Value

Government National Mortgage Association, TBA	3.000%	TBA - 30yr	11/20/23	$(24,000,000)	$(20,346,202)
Government National Mortgage Association, TBA	3.500	TBA - 30yr	10/23/23	(3,000,000)	(2,628,161)
Government National Mortgage Association, TBA	4.500	TBA - 30yr	10/23/23	(6,000,000)	(5,541,984)
Uniform Mortgage-Backed Security, TBA	2.000	TBA - 30yr	11/13/23	(53,000,000)	(40,350,087)
Uniform Mortgage-Backed Security, TBA	3.000	TBA - 30yr	11/13/23	(24,000,000)	(19,864,699)
Uniform Mortgage-Backed Security, TBA	2.500	TBA - 30yr	10/13/22	(23,000,000)	(18,242,761)
Uniform Mortgage-Backed Security, TBA	5.000	TBA - 30yr	11/13/23	(83,000,000)	(78,341,027)
Uniform Mortgage-Backed Security, TBA	5.500	TBA - 30yr	10/12/23	(26,000,000)	(25,130,638)
Uniform Mortgage-Backed Security, TBA	6.000	TBA - 30yr	10/12/23	(41,000,000)	(40,469,862)
Uniform Mortgage-Backed Security, TBA	6.500	TBA - 30yr	11/13/23	(2,000,000)	(2,008,388)

(PROCEEDS RECEIVABLE: $(256,738,418))					$(252,923,809)

(a)

TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

FUTURES CONTRACTS — At September 30, 2023, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
2 Year U.S. Treasury Notes	874	12/29/23	$177,169,360	$(361,046)
20 Year U.S. Treasury Bonds	61	12/19/23	6,940,656	(82,089)
30 Year German Euro-Buxl	2	12/07/23	258,730	(13,007)
5 Year German Euro-Bobl	1	12/07/23	136,005	(477)
5 Year U.S. Treasury Notes	1,056	12/29/23	111,259,500	(844,089)
Ice 3M Sonia Index	71	12/17/24	20,557,692	32,281
Ultra Long U.S. Treasury Bonds	546	12/19/23	64,803,375	(4,113,480)

Total				$(5,381,907)

Short position contracts:
10 Year U.S. Treasury Notes	(121)	12/19/23	(13,075,562)	5,418
5 Year German Euro-Bobl	(120)	12/07/23	(14,685,204)	43,969
5 Year German Euro-Oat	(1)	12/07/23	(130,253)	569
Ultra 10-Year U.S. Treasury Note	(586)	12/19/23	(65,375,625)	1,640,630

Total				$1,690,586

TOTAL FUTURES CONTRACTS				$(3,691,321)

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At September 30, 2023, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)(a)		Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

3.720%(b)	3M EURO(c)	03/18/25	EUR	13,070	$7,466	$(110,489)	$117,955
3.500(b)	12M SOFR(b)	04/19/25		$2,700	38,193	(2,516)	40,709
12M CDOR(d)	3.750%(d)	12/20/25	CAD	39,780	(630,675)	(542,547)	(88,128)
4.000(c)	3M AUDOR(c)	12/20/25	AUD	79,250	286,410	131,883	154,527
3M STIBOR(c)	4.000(b)	12/20/25	SEK	595,045	72,631	68,678	3,953
12M GBP(b)	5.250(b)	12/20/25	GBP	27,100	113,092	66,774	46,318
3.500(b)	6M EURO(b)	12/20/25	EUR	56,110	(72,561)	(177,408)	104,847
12M JYOR(b)	0.500(b)	08/02/26	JPY	5,488,000	21,612	159,234	(137,622)
12M SOFR(b)	3.350(b)	10/06/27		$100,070	(981,071)	114,882	(1,095,953)
12M EURO(b)	2.673(b)	04/22/28	EUR	35,450	(222,267)	146,473	(368,740)
2.852(b)	3M EURO(c)	04/22/28		35,450	222,620	(126,263)	348,883
0.500(b)	12M JYOR(b)	08/03/28	JPY	11,433,460	550,404	176,531	373,873
12M SOFR(b)	3.696(b)	09/22/28		$15,140	(58,463)	(6,790)	(51,673)
6M EURO(b)	3.000(b)	10/19/28	EUR	14,600	(84,681)	45,401	(130,082)
0.500(b)	12M JYOR(b)	12/20/28	JPY	9,064,000	360,885	138,971	221,914
12M GBP(b)	4.750(b)	12/20/28	GBP	8,770	99,251	111,316	(12,065)
12M SOFR(b)	3.984(b)	07/31/30		$27,890	(444,006)	28,924	(472,930)
2.680(b)	12M SOFR(b)	07/28/32		20,070	1,066,370	279,326	787,044
12M JYOR(b)	1.250(b)	08/02/33	JPY	2,354,740	(100,342)	50,639	(150,981)
1.250(b)	12M JYOR(b)	08/03/33		1,623,000	69,335	(84,338)	153,673
6M CHFOR(b)	1.750(b)	12/20/33	CHF	5,490	(34,408)	(26,955)	(7,453)
4.250(b)	12M GBP(b)	12/20/33	GBP	1,760	11,507	(8,721)	20,228
1.000(b)	12M JYOR(b)	12/20/33	JPY	3,963,000	37,978	(147,616)	185,594
3.500(b)	12M SOFR(b)	12/20/33		$9,360	548,961	462,233	86,728
6M EURO(d)	3.250(b)	12/20/33	EUR	3,550	(36,911)	2,704	(39,615)
12M CDOR(d)	3.250(d)	12/20/33	CAD	1,110	(57,988)	(42,205)	(15,783)
12M SOFR(b)	3.500(b)	12/20/33		$19,390	(1,137,218)	(830,997)	(306,221)
3.250(b)	3M STIBOR(c)	12/20/33	SEK	70,030	98,573	14,914	83,659
6M AUDOR(d)	4.500(d)	12/20/33	AUD	4,940	(62,167)	14,413	(76,580)
3M NZDOR(c)	4.750(d)	12/20/33	NZD	6,820	(131,740)	(4,862)	(126,878)
3.250(b)	6M EURO(d)	12/20/33	EUR	7,670	79,750	(50,221)	129,971
4.000(b)	6M NIBOR(d)	12/20/33	NOK	32,800	44,828	19,157	25,671
6M EURO(d)	3.000(b)	05/15/35	EUR	21,570	(392,164)	(91,304)	(300,860)
3.240(b)	12M SOFR(b)	10/06/35		$23,940	1,518,902	(207,566)	1,726,468
3.781(b)	12M SOFR(b)	09/22/36		3,520	87,402	4,024	83,378
12M SOFR(b)	2.910(b)	07/28/37		48,890	(2,066,778)	(652,894)	(1,413,884)
6M EURO(d)	2.152(b)	08/09/37	EUR	25,940	(1,293,262)	(1,153,227)	(140,035)
12M SOFR(b)	3.391(b)	05/10/38		$41,520	(1,119,119)	(250,987)	(868,132)
12M JYOR(b)	1.500(b)	08/03/38	JPY	1,759,000	(175,121)	(130,409)	(44,712)
1.451(b)	6M EURO(d)	08/10/42	EUR	66,340	3,355,011	2,205,217	1,149,794
2.080(b)	12M SOFR(b)	07/28/47		$48,510	1,461,476	808,586	652,890
6M EURO(d)	1.051(b)	08/11/47	EUR	38,840	(1,515,010)	(982,689)	(532,321)
2.564(b)	12M SOFR(b)	05/11/53		$39,290	1,046,219	178,804	867,415
2.000(b)	6M EURO(d)	05/17/53	EUR	12,310	564,786	137,572	427,214

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)(a)		Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

2.500%(b)	6M EURO(d)	12/20/53	EUR	1,960	$222,273	$146,151	$76,122

TOTAL					$1,369,983	$(118,197)	$1,488,180

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2023.
(b)	Payments made annually.
(c)	Payments made quarterly.
(d)	Payments made semi-annually.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at September 30, 2023(b)	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)

Protection Sold:
CDX.NA.IG Index 34	1.000%	0.394%	06/20/25	$4,725	$48,604	$36,383	$12,221
CDX.NA.IG Index 40	1.000	0.686	06/20/28	231,886	3,117,325	2,380,213	737,112
General Electric Co. 6.750%, 03/15/32	1.000	0.409	06/20/26	3,875	59,023	28,722	30,301
Nordstrom, Inc., 6.950%, 03/15/28	1.000	1.286	12/20/24	1,950	(6,078)	(15,501)	9,423
Nordstrom, Inc., 6.950%, 03/15/28	1.000	0.958	06/20/24	5,525	3,333	(3,860)	7,193
Republic of Chile, 3.240%, 02/06/28	1.000	0.733	12/20/28	5,440	69,600	91,222	(21,622)
The Boeing Co., 8.750%, 10/30/25	1.000	0.333	06/20/24	1,225	5,966	3,831	2,135
United Mexican States, 4.150%, 03/28/27	1.000	1.269	12/20/28	3,980	(46,059)	(43,893)	(2,166)

TOTAL					$3,251,714	$2,477,117	$774,597

(a)	Payments made quarterly.
(b)

Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At September 30, 2023, the Fund had the following purchased and written options:

OVER-THE-COUNTER INTEREST RATE SWAPTIONS

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Purchased option contracts
Calls
1Y IRS	Citibank NA	1.977%	12/01/2023	5,570,000	$5,570,000	$292	$126,702	$(126,410)

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER-THE-COUNTER INTEREST RATE SWAPTIONS (continued)

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Puts
3M IRS	JPMorgan Securities, Inc.	5.650%	11/02/2023	27,610,000	$ 27,610,000	$ 3,617	$ 9,122	$ (5,505)
3M IRS	JPMorgan Securities, Inc.	5.150	11/02/2023	27,610,000	27,610,000	73,603	55,462	18,141
3M IRS	JPMorgan Securities, Inc.	5.200	11/03/2023	27,600,000	27,600,000	62,765	53,251	9,514
3M IRS	JPMorgan Securities, Inc.	5.700	11/03/2023	27,600,000	27,600,000	2,398	9,277	(6,879)
3M IRS	MS & Co. Int. PLC	5.650	12/01/2023	25,710,000	25,710,000	8,114	5,142	2,972
3M IRS	MS & Co. Int. PLC	5.150	12/01/2023	25,710,000	25,710,000	68,468	44,993	23,475

				161,840,000	$ 161,840,000	$ 218,965	$ 177,247	$41,718

Total purchased option contracts				167,410,000	$ 167,410,000	$ 219,257	$ 303,949	$ (84,692)

Written option contracts
Calls
1M IRS	Citibank NA	3.966	10/10/2023	(4,880,000)	(4,880,000)	(2,499)	(48,617)	46,118
1M IRS	Citibank NA	3.982	10/16/2023	(4,850,000)	(4,850,000)	(7,029)	(45,129)	38,100
1M IRS	Citibank NA	4.170	10/23/2023	(4,850,000)	(4,850,000)	(31,220)	(49,106)	17,886
1M IRS	Citibank NA	3.336	10/25/2023	(4,560,000)	(4,560,000)	(30,793)	(37,339)	6,546
1M IRS	Citibank NA	3.354	10/30/2023	(4,830,000)	(4,830,000)	(40,010)	(46,750)	6,740
1Y IRS	Citibank NA	1.484	12/01/2023	(2,240,000)	(2,240,000)	(116)	(126,427)	126,311
6M IRS	Citibank NA	3.720	03/14/2024	(44,710,000)	(44,710,000)	(78,969)	(101,598)	22,629
6M IRS	Citibank NA	3.744	03/14/2024	(44,710,000)	(44,710,000)	(83,795)	(98,906)	15,111
1M IRS	JPMorgan Securities, Inc.	3.179	10/11/2023	(4,580,000)	(4,580,000)	(3,783)	(43,940)	40,157
1M IRS	JPMorgan Securities, Inc.	3.214	10/18/2023	(4,540,000)	(4,540,000)	(9,934)	(38,393)	28,459
1M IRS	JPMorgan Securities, Inc.	4.295	10/30/2023	(4,820,000)	(4,820,000)	(60,666)	(54,948)	(5,718)
1Y IRS	JPMorgan Securities, Inc.	0.400	01/05/2024	(642,000,000)	(642,000,000)	(5,240)	(20,459)	15,219

				(771,570,000)	$ (771,570,000)	$ (354,054)	$ (711,612)	$ 357,558

Puts
1M IRS	Citibank NA	3.966	10/10/2023	(4,880,000)	(4,880,000)	(120,182)	(48,617)	(71,565)
1M IRS	Citibank NA	3.982	10/16/2023	(4,850,000)	(4,850,000)	(116,782)	(45,129)	(71,653)
1M IRS	Citibank NA	4.170	10/23/2023	(4,850,000)	(4,850,000)	(66,522)	(49,106)	(17,416)
1M IRS	Citibank NA	3.336	10/25/2023	(4,560,000)	(4,560,000)	(51,903)	(37,339)	(14,564)
1M IRS	Citibank NA	3.354	10/30/2023	(4,830,000)	(4,830,000)	(54,139)	(46,750)	(7,389)
6M IRS	Citibank NA	3.720	03/14/2024	(44,710,000)	(44,710,000)	(104,508)	(101,598)	(2,910)
6M IRS	Citibank NA	3.744	03/14/2024	(44,710,000)	(44,710,000)	(98,590)	(98,906)	316
1M IRS	JPMorgan Securities, Inc.	3.179	10/11/2023	(4,580,000)	(4,580,000)	(90,315)	(43,940)	(46,375)
1M IRS	JPMorgan Securities, Inc.	3.214	10/18/2023	(4,540,000)	(4,540,000)	(80,860)	(38,393)	(42,467)
1M IRS	JPMorgan Securities, Inc.	4.295	10/30/2023	(4,820,000)	(4,820,000)	(46,250)	(54,948)	8,698
3M IRS	JPMorgan Securities, Inc.	5.400	11/02/2023	(55,210,000)	(55,210,000)	(50,782)	(48,293)	(2,489)
3M IRS	JPMorgan Securities, Inc.	5.450	11/03/2023	(55,210,000)	(55,210,000)	(38,393)	(46,798)	8,405
3M IRS	MS & Co. Int. PLC	5.400	12/01/2023	(51,420,000)	(51,420,000)	(58,495)	(36,316)	(22,179)

				(289,170,000)	$ (289,170,000)	$ (977,721)	$ (696,133)	$(281,588)

Total written option contracts				(1,060,740,000)	$(1,060,740,000)	$(1,331,775)	$(1,407,745)	$ 75,970

TOTAL				(893,330,000)	$ (893,330,000)	$(1,112,518)	$(1,103,796)	$ (8,722)

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

Currency Abbreviations:
AUD	—Australian Dollar
CAD	—Canadian Dollar
CHF	—Swiss Franc
EUR	—Euro
GBP	—British Pound
JPY	—Japanese Yen
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
SEK	—Swedish Krona
USD	—U.S. Dollar

Investment Abbreviations:
CLO	—Collateralized Loan Obligation
CMT	—Constant Maturity Treasury Indexes
ETF	—Exchange Traded Fund
GO	—General Obligation
ICE	—Inter-Continental Exchange
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
PLC	—Public Limited Company
RB	—Revenue Bond
REIT	—Real Estate Investment Trust
REMICS	—Real Estate Mortgage Investment Conduits
RFUCC1 yr.	—1 year Refinitiv USD IBOR Consumer Cash Fallbacks Term
SOFR	—Secured Overnight Funding Rate
STACR	—Structured Agency Credit Risk

Abbreviations:
1M IRS	—1 Month Interest Rate Swaptions
1Y IRS	—1 Year Interest Rate Swaptions
3M IRS	—3 Months Interest Rate Swaptions
6M IRS	—6 Months Interest Rate Swaptions
AUDOR	—Australian Dollar Offered Rate
CDOR	—Canadian Dollar Offered Rate
CDX.NA.IG Ind 34	—CDX North America Investment Grade Index 34
CDX.NA.IG Ind 40	—CDX North America Investment Grade Index 40
CHFOR	—Swiss Franc Offered Rate
EURO	—Euro Offered Rate
JYOR	—Japanese Yen Offered Rate
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC
NIBOR	—Norwegian Interbank Offered Rate
NZDOR	—New Zealand Dollar Offered Rate
SOFR	—Secured Overnight Funding Rate
STIBOR	—Stockholm Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Schedule of Investments September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Obligations – 34.3%

Collateralized Mortgage Obligations – 1.5%
Interest Only – 0.3%
Federal Home Loan Mortgage Corp. REMICS Series 4314, Class SE (-1X 30 Day USD SOFR Average + 5.936%)
$117,659	0.622	%(a)	03/15/44	$8,971
Federal Home Loan Mortgage Corp. REMICS Series 4583, Class ST (-1X 30 Day USD SOFR Average + 5.886%)
423,031	0.572	(a)	05/15/46	36,552
Federal Home Loan Mortgage Corp. REMICS Series 4998, Class GI
887,894	4.000		08/25/50	179,584
Federal Home Loan Mortgage Corp. REMICS Series 5002, Class SJ (-1X 30 day USD SOFR Average + 5.986%)
1,008,578	0.671	(a)	07/25/50	93,955
Federal Home Loan Mortgage Corp. REMICS Series 5012, Class DI
167,243	4.000		09/25/50	32,782
Federal Home Loan Mortgage Corp. REMICS Series 5020, Class IH
899,780	3.000		08/25/50	143,788
Federal National Mortgage Association REMICS Series 2012-5, Class SA (-1X 30 day USD SOFR Average + 5.836%)
160,330	0.521	(a)	02/25/42	11,579
Federal National Mortgage Association REMICS Series 2017-31, Class SG (-1X 30 Day USD SOFR Average + 5.986%)
329,667	0.671	(a)	05/25/47	29,822
Federal National Mortgage Association REMICS Series 2018-17, Class CS (-1X 30 Day USD SOFR Average + 3.336%)
807,867	0.000	(a)	03/25/48	9,252
Federal National Mortgage Association REMICS Series 2020-60, Class NI
155,320	4.000		09/25/50	30,445
Government National Mortgage Association REMICS Series 2010-20, Class SE (-1X 1 mo. USD Term SOFR + 6.136%)
293,420	0.811	(a)(b)	02/20/40	22,705
Government National Mortgage Association REMICS Series 2013-124, Class CS (-1X 1 mo. USD Term SOFR + 5.936%)
244,294	0.611	(a)(b)	08/20/43	19,637
Government National Mortgage Association REMICS Series 2014-132, Class SL (-1X 1 mo. USD Term SOFR + 5.986%)
140,014	0.661	(a)(b)	10/20/43	5,328
Government National Mortgage Association REMICS Series 2015-123, Class SP (-1X 1 mo. USD Term SOFR + 6.136%)
148,348	0.811	(a)(b)	09/20/45	12,647
Government National Mortgage Association REMICS Series 2015-129, Class IC
97,736	4.500	(b)	09/16/45	17,825
Government National Mortgage Association REMICS Series 2015-167, Class AS (-1X 1 mo. USD Term SOFR + 6.136%)
88,892	0.811	(a)(b)	11/20/45	7,131
Government National Mortgage Association REMICS Series 2016-1, Class ST (-1X 1 mo. USD Term SOFR + 6.086%)
109,698	0.761	(a)(b)	01/20/46	8,798

Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Interest Only – (continued)
Government National Mortgage Association REMICS Series 2016-138, Class GI
$258,027	4.000	%(b)	10/20/46	$47,354
Government National Mortgage Association REMICS Series 2016-27, Class IA
108,519	4.000	(b)	06/20/45	13,882
Government National Mortgage Association REMICS Series 2018-122, Class SE (-1X 1 mo. USD Term SOFR + 6.086%)
299,248	0.761	(a)(b)	09/20/48	24,589
Government National Mortgage Association REMICS Series 2019-1, Class SN (-1X 1 mo. USD Term SOFR + 5.936%)
149,891	0.611	(a)(b)	01/20/49	11,407
Government National Mortgage Association REMICS Series 2019-110, Class PS (-1X 1 mo. USD Term SOFR + 5.936%)
1,013,564	0.611	(a)(b)	09/20/49	83,673
Government National Mortgage Association REMICS Series 2019-151, Class IA
1,402,791	3.500	(b)	12/20/49	243,410
Government National Mortgage Association REMICS Series 2019-78, Class SE (-1X 1 mo. USD Term SOFR + 5.986%)
100,637	0.661	(a)(b)	06/20/49	7,406
Government National Mortgage Association REMICS Series 2020-146, Class KI
1,210,229	2.500	(b)	10/20/50	158,331
Government National Mortgage Association REMICS Series 2020-78, Class DI
596,114	4.000	(b)	06/20/50	117,289

				1,378,142

Sequential Fixed Rate – 0.1%
Federal National Mortgage Association REMICS Series 2011-52, Class GB
163,220	5.000		06/25/41	160,836
Federal National Mortgage Association REMICS Series 2011-99, Class DB
150,153	5.000		10/25/41	147,113
Federal National Mortgage Association REMICS Series 2012-111, Class B
19,415	7.000		10/25/42	20,386
Federal National Mortgage Association REMICS Series 2012-153, Class B
78,735	7.000		07/25/42	82,119
GCAT Trust Series 2022-NQM4, Class A1
159,543	5.269	(b)(c)(d)	08/25/67	154,861
OBX Trust Series 2022-NQM7, Class A1
158,336	5.110	(b)(c)(d)	08/25/62	153,146

				718,461

Sequential Floating Rate(a)(b) – 1.1%
Bellemeade RE Ltd. Series 2021-2A, Class M1B (30 Day USD SOFR Average + 1.500%)
365,000	6.815	(c)	06/25/31	364,508

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Sequential Floating Rate(a)(b) – (continued)
Countrywide Alternative Loan Trust Series 2005-38, Class A1 (1 yr. MTA + 1.500%)
$38,527	6.126%		09/25/35	$33,444
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2021-DNA5, Class M2 (30 Day USD SOFR Average + 1.650%)
154,257	6.965	(c)	01/25/34	154,109
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2022-DNA1, Class M1A (30 Day USD SOFR Average + 1.000%)
508,039	6.315	(c)	01/25/42	503,354
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2022-HQA1, Class M1B (30 Day USD SOFR Average + 3.500%)
379,000	8.815	(c)	03/25/42	391,502
Federal Home Loan Mortgage Corp. STACR Series 2023-HQA2, Class M1B (30 Day USD SOFR Average + 3.350%)
438,000	8.665	(c)	06/25/43	448,982
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2016-DNA4, Class M3 (30 day USD SOFR Average + 3.914%)
316,955	9.229		03/25/29	331,726
Federal National Mortgage Association Connecticut Avenue Securities Series 2021-R01, Class 1M2 (30 Day USD SOFR Average + 1.550%)
318,000	6.865	(c)	10/25/41	317,191
Federal National Mortgage Association Connecticut Avenue Securities Series 2021-R03, Class 1M2 (30 Day USD SOFR Average + 1.650%)
285,000	6.965	(c)	12/25/41	279,351
Federal National Mortgage Association Connecticut Avenue Securities Series 2022-R05, Class 2M1 (30 Day USD SOFR Average + 1.900%)
210,949	7.215	(c)	04/25/42	211,460
Federal National Mortgage Association Connecticut Avenue Securities Series 2022-R05, Class 2M2 (30 Day USD SOFR Average + 3.000%)
227,000	8.315	(c)	04/25/42	230,323
Federal National Mortgage Association Connecticut Avenue Securities Series 2023-R03, Class 2M2 (30 Day USD SOFR Average + 3.900%)
317,298	9.215	(c)	04/25/43	331,464
Federal National Mortgage Association Connecticut Avenue Securities Series 2023-R05, Class 1M2 (30 Day USD SOFR Average + 3.100%)
230,000	8.415	(c)	06/25/43	235,886
Federal National Mortgage Association Connecticut Avenue Securities Series 2023-R06, Class 1M2 (30 Day USD SOFR Average + 2.700%)
220,000	8.015	(c)	07/25/43	221,347
HarborView Mortgage Loan Trust Series 2006-6, Class 3A1A
158,856	4.274		08/19/36	123,879
JP Morgan Mortgage Trust Series 2021-LTV2, Class A1
1,097,292	2.520	(c)	05/25/52	846,457
JP Morgan Mortgage Trust Series 2022-LTV1,Class A2
360,966	3.520	(c)	07/25/52	288,885
Mill City Mortgage Loan Trust Series 2017-2, Class A3
171,414	3.204	(c)	07/25/59	161,389

Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Sequential Floating Rate(a)(b) – (continued)
Sequoia Mortgage Trust Series 2004-10, Class A3A (6 mo. USD LIBOR + 0.660%)
$31,837	6.071%		11/20/34	$28,439
Towd Point Mortgage Trust Series 2020-1, Class A2A
530,000	3.100	(c)	01/25/60	438,440
Verus Securitization Trust Series 2021-8, Class A1
129,916	1.824	(c)	11/25/66	106,977
Verus Securitization Trust Series 2022-INV1, Class A1
89,218	5.041	(c)(d)	08/25/67	85,763

				6,134,876

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS				8,231,479

Commercial Mortgage-Backed Securities – 3.5%
Sequential Fixed Rate – 2.3%
Bank Series 2019-BNK19, Class D
$200,000	3.000	%(b)(c)	08/15/61	$82,652
Bank Series 2023-BNK46, Class A4
1,700,000	5.745	(b)	08/15/56	1,680,937
Bank5 Series 2023-SYR2, Class A3
2,000,000	6.656	(b)	06/15/28	2,057,420
BBCMS Mortgage Trust Series 2022-C17, Class A5
2,000,000	4.441	(b)	09/15/55	1,798,493
Benchmark Mortgage Trust Series 2023-B39, Class A5
1,125,000	5.754	(b)	07/15/56	1,114,173
BMO Mortgage Trust Series 2023-C5, Class A5
1,500,000	5.765	(b)	06/15/56	1,483,091
BX Trust Series 2022, Class A
1,650,000	5.760	(c)	10/13/27	1,595,296
Citigroup Commercial Mortgage Trust Series 2017-P8, Class D
400,000	3.000	(b)(c)	09/15/50	256,808
DOLP Trust Series 2021-NYC, Class A
1,500,000	2.956	(c)	05/10/41	1,140,368
GS Mortgage Securities Trust Series 2017-GS7, Class A4
950,000	3.430	(b)	08/10/50	849,665
Wells Fargo Commercial Mortgage Trust Series 2021-C59, Class A5
1,100,000	2.626	(b)	04/15/54	868,920

				12,927,823

Sequential Floating Rate(a) – 1.2%
3650R Commercial Mortgage Trust Series 2021-PF1, Class AS
850,000	2.778		11/15/54	622,599
Bank Series 2022-BNK40, Class A4
1,150,000	3.507	(b)	03/15/64	962,407
BX Trust Series 2021-ARIA, Class C (1 mo. USD Term SOFR + 1.760%)
950,000	7.093	(c)	10/15/36	916,033
BX Trust Series 2022-PSB, Class A (1 mo. USD Term SOFR + 2.451%)
1,071,141	7.783	(c)	08/15/39	1,071,214
Citigroup Commercial Mortgage Trust Series 2023-PRM3, Class A
1,000,000	6.572	(c)	07/10/28	996,173

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Sequential Floating Rate(a) – (continued)
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series KF153, Class AS (30 day USD SOFR Average + 0.680%)
$800,000	5.991	%(b)	02/25/33	$797,756
Taubman Centers Commercial Mortgage Trust Series 2022-DPM, Class A (1 mo. USD Term SOFR + 2.186%)
950,000	7.518	(c)	05/15/37	925,071
Wells Fargo Commercial Mortgage Trust Series 2022-C62, Class A4
700,000	4.000	(b)	04/15/55	606,439

				6,897,692

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES				$19,825,515

Federal Agencies – 29.3%
Federal Home Loan Mortgage Corp. – 0.0%
$1,691	5.000%		01/01/33	$1,657
158	5.000		06/01/33	155
1,756	5.000		07/01/33	1,721
2,323	5.000		08/01/33	2,276
397	5.000		10/01/33	389
1,050	5.000		11/01/33	1,029
515	5.000		12/01/33	505
1,650	5.000		02/01/34	1,617
785	5.000		03/01/34	770
1,411	5.000		04/01/34	1,382
1,861	5.000		05/01/34	1,824
28,013	5.000		06/01/34	27,450
671	5.000		11/01/34	657
7,092	5.000		04/01/35	6,950
2	5.000		11/01/35	2
8,742	5.000		01/01/40	8,623
5,649	4.000		06/01/40	5,189
36,802	4.000		02/01/41	33,792
3,119	4.000		11/01/41	2,886

				98,874

Government National Mortgage Association – 11.4%
169,204	4.000		11/20/44	155,858
15,825	4.000		05/20/45	14,577
363,797	4.000		07/20/45	334,761
252,430	4.000		01/20/46	232,283
88,265	4.500		02/20/48	83,195
29,304	4.500		03/20/48	27,621
102,866	4.500		04/20/48	96,668
230,312	4.500		05/20/48	216,076
924,178	4.000		07/20/48	844,350
322,696	4.500		08/20/48	302,548
183,905	5.000		08/20/48	177,410
934,347	4.000		09/20/48	852,701
1,508,144	4.500		09/20/48	1,413,982
212,684	5.000		09/20/48	205,173
215,879	5.000		10/20/48	208,121
865,839	5.000		11/20/48	834,720
356,991	5.000		12/20/48	344,160
1,157,607	4.500		01/20/49	1,083,522
605,954	5.000		01/20/49	583,228

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Government National Mortgage Association – (continued)
$315,848	4.500%	02/20/49	$295,635
225,525	4.500	03/20/49	211,092
345,384	5.000	03/20/49	332,971
649,174	3.000	08/20/49	556,496
503,853	4.500	10/20/49	471,056
189,733	4.500	12/20/49	177,087
2,105,454	3.000	03/20/50	1,800,740
515,885	2.500	06/20/51	416,234
781,264	3.000	07/20/51	664,132
2,344,167	2.500	09/20/51	1,895,070
2,899,545	2.500	10/20/51	2,342,210
576,228	2.500	11/20/51	465,281
854,735	3.000	12/20/51	726,053
2,784,375	2.500	12/20/51	2,250,031
1,380,416	2.500	01/20/52	1,112,724
13,450,708	4.500	10/20/52	12,432,278
4,000,000	2.000	TBA-30yr(e)	3,163,255
2,000,000	3.500	TBA-30yr(e)	1,752,107
12,000,000	5.000	TBA-30yr(e)	11,374,648
15,000,000	5.500	TBA-30yr(e)	14,557,553

			65,007,607

Uniform Mortgage-Backed Security – 17.9%
152,466	4.500	07/01/36	143,900
10,374	4.500	12/01/36	9,791
4,413	4.500	05/01/38	4,181
3,336	4.500	05/01/39	3,200
2,848	4.500	05/01/39	2,734
5,181	4.500	05/01/39	4,971
7,784	4.500	06/01/39	7,468
3,699	4.500	08/01/39	3,549
5,058	4.500	09/01/39	4,790
8,854	4.500	10/01/39	8,383
3,784	4.500	03/01/40	3,583
2,453	4.500	04/01/40	2,316
46,263	4.500	04/01/40	43,685
5,145	4.500	12/01/40	4,859
40,785	4.500	01/01/41	38,512
8,583	4.500	04/01/41	8,100
5,902	4.500	04/01/41	5,571
20,880	4.500	06/01/41	19,707
22,658	4.500	07/01/41	21,385
20,078	4.500	08/01/41	19,229
14,591	4.500	08/01/41	13,772
80,144	4.500	09/01/41	75,642
15,128	4.500	09/01/41	14,278
44,342	4.500	10/01/41	41,851
58,692	4.500	11/01/41	55,394
50,625	4.500	12/01/41	47,781
17,319	4.500	01/01/42	15,930
25,908	4.500	01/01/42	24,452
3,248	4.500	03/01/42	3,066
7,368	4.500	04/01/42	6,942
3,496	4.500	04/01/42	3,294
8,106	3.000	12/01/42	7,141
12,935	3.000	12/01/42	11,338
11,787	3.000	12/01/42	10,459
16,286	3.000	12/01/42	14,311

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Uniform Mortgage-Backed Security – (continued)
$23,841	3.000%	01/01/43	$20,976
16,474	3.000	01/01/43	14,341
44,500	3.000	01/01/43	39,164
13,110	3.000	01/01/43	11,432
8,853	3.000	01/01/43	7,865
8,405	3.000	01/01/43	7,331
4,903	3.000	01/01/43	4,271
26,889	3.000	04/01/43	23,548
11,516	3.000	04/01/43	10,007
17,584	3.000	04/01/43	15,328
62,437	3.000	04/01/43	54,437
50,326	3.000	04/01/43	43,869
1,093,976	4.000	12/01/44	998,677
208,717	4.500	06/01/45	196,347
1,697,006	3.500	07/01/45	1,491,564
1,261,814	4.000	08/01/45	1,148,346
1,680,876	4.000	08/01/45	1,530,775
883,690	4.500	11/01/47	827,809
2,616,242	4.000	01/01/48	2,376,072
14,923	4.500	08/01/48	13,932
268,126	4.500	09/01/48	251,171
187,335	5.000	11/01/48	180,458
866,143	3.000	02/01/49	732,588
12,388	4.500	03/01/49	11,543
95,477	3.500	07/01/49	83,633
934,836	3.500	07/01/49	818,876
879,797	4.000	07/01/49	796,720
667,929	3.500	08/01/49	584,920
412,084	4.500	10/01/50	384,609
2,506,182	3.000	12/01/50	2,105,689
152,304	2.500	03/01/51	122,651
903,682	2.500	05/01/51	726,328
1,797,014	2.500	05/01/51	1,437,353
729,821	2.000	07/01/51	556,614
954,935	2.000	08/01/51	728,066
853,178	2.500	09/01/51	683,736
1,711,422	2.500	09/01/51	1,372,067
190,203	2.500	09/01/51	152,785
756,717	2.500	10/01/51	607,851
446,010	2.500	11/01/51	357,989
345,816	2.500	11/01/51	277,569
1,808,678	2.000	01/01/52	1,384,477
525,619	2.500	01/01/52	417,254
858,634	2.000	02/01/52	653,365
201,474	2.500	02/01/52	160,174
1,201,193	2.500	02/01/52	955,249
277,149	2.500	02/01/52	219,925
447,428	2.000	03/01/52	340,165
547,261	2.500	03/01/52	434,828
270,448	2.500	03/01/52	214,694
942,244	4.500	04/01/52	865,734
1,975,199	2.000	04/01/52	1,501,681
1,082,133	2.000	04/01/52	822,712
6,127,424	2.000	05/01/52	4,658,488
61,596	5.000	05/01/52	58,719
79,425	5.000	06/01/52	75,715
1,069,367	5.000	06/01/52	1,019,420
`782,685	5.000	06/01/52	745,639

Principal Amount		Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Uniform Mortgage-Backed Security – (continued)
	$438,669	2.000%	06/01/52	$333,506
	923,250	5.000	07/01/52	878,108
	35,253	5.000	07/01/52	33,596
	31,983	5.000	07/01/52	30,469
	48,804	5.000	07/01/52	46,509
	35,310	5.000	07/01/52	33,639
	1,457,978	5.000	07/01/52	1,389,424
	1,801,376	5.000	07/01/52	1,716,113
	908,318	5.000	08/01/52	863,906
	40,788	5.000	08/01/52	38,840
	17,891	5.000	08/01/52	17,042
	936,254	3.000	08/01/52	784,445
	983,361	2.000	09/01/52	747,618
	940,877	5.500	09/01/52	916,413
	386,634	2.500	09/01/52	306,927
	1,881,186	5.500	11/01/52	1,832,273
	1,454,953	6.000	11/01/52	1,458,850
	1,358,434	6.000	11/01/52	1,357,828
	1,852,098	6.000	12/01/52	1,846,062
	950,030	6.000	01/01/53	946,934
	1,619	6.000	01/01/53	1,612
	486,885	2.500	02/01/53	386,646
	946,801	5.500	04/01/53	916,562
	6,000,000	4.000	TBA-30yr(e)	5,343,748
	10,000,000	4.500	TBA-30yr(e)	9,183,199
	8,000,000	5.500	TBA-30yr(e)	7,732,504
	20,000,000	6.000	TBA-30yr(e)	19,741,396
	6,000,000	6.500	TBA-30yr(e)	6,028,679

				101,955,959

TOTAL FEDERAL AGENCIES				$167,062,440

TOTAL MORTGAGE-BACKED OBLIGATIONS (Cost $207,092,784)				$195,119,434

Corporate Obligations – 34.2%

Aerospace & Defense – 0.3%
Boeing Co.(b)
	$779,000	5.150%	05/01/30	$744,334
	225,000	3.250	02/01/35	172,712
	225,000	3.375	06/15/46	143,591
	80,000	3.625	03/01/48	51,890
	100,000	3.750	02/01/50	67,802
L3Harris Technologies, Inc.(b)
	425,000	5.400	07/31/33	408,497
	75,000	5.600	07/31/53	70,154

				1,658,980

Agriculture(b) – 0.3%
BAT Capital Corp.
	50,000	3.557	08/15/27	45,666
BAT International Finance PLC
EUR	200,000	2.250	01/16/30	178,470
Cargill, Inc.(c)
	$1,050,000	5.125	10/11/32	1,015,581

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Agriculture(b) – (continued)
Philip Morris International, Inc.
	$525,000	5.625%		11/17/29	$518,647

					1,758,364

Automotive – 1.1%
General Motors Financial Co., Inc.(b)
EUR	100,000	1.694		03/26/25	101,797
	195,000	0.850		02/26/26	189,462
	$1,725,000	1.500		06/10/26	1,524,797
	650,000	5.000		04/09/27	623,753
	375,000	3.850		01/05/28	340,511
	200,000	5.650		01/17/29	193,748
	90,000	4.300		04/06/29	80,726
Hyundai Capital America(b)(c)
	2,425,000	1.650		09/17/26	2,140,523
	175,000	5.700		06/26/30	167,981
PACCAR Financial Corp.
	725,000	0.900		11/08/24	687,663

					6,050,961

Banks – 11.9%
ABN AMRO Bank NV(a)(b)(c) (1 yr. CMT + 0.800%)
	1,200,000	1.542		06/16/27	1,053,612
AIB Group PLC(a)(b)
(-1X 5 yr. EUR Swap + 3.300%)
EUR	494,000	2.875		05/30/31	482,447
(3 mo. USD LIBOR + 1.874%)
	$1,250,000	4.263	(c)	04/10/25	1,232,037
Australia & New Zealand Banking Group Ltd.(a)(b)(c) (5 yr. CMT +1.288%)
	750,000	2.950		07/22/30	696,233
Banco Santander SA
	800,000	2.706		06/27/24	779,568
	1,000,000	3.800		02/23/28	900,840
	1,400,000	3.490		05/28/30	1,176,924
	200,000	2.749		12/03/30	149,236
	400,000	6.921		08/08/33	382,668
Bank of America Corp.(a)(b)
(3 mo. USD Term SOFR + 1.072%)
	2,900,000	3.366		01/23/26	2,785,914
(Secured Overnight Financing Rate + 1.320%)
	350,000	2.687		04/22/32	274,435
(Secured Overnight Financing Rate + 1.630%)
	2,125,000	5.202		04/25/29	2,044,632
(Secured Overnight Financing Rate + 1.830%)
	1,039,000	4.571		04/27/33	922,518
(Secured Overnight Financing Rate + 1.910%)
	600,000	5.288		04/25/34	558,228
(Secured Overnight Financing Rate + 2.150%)
	375,000	2.592		04/29/31	301,110
(Secured Overnight Financing Rate + 2.160%)
	300,000	5.015		07/22/33	276,288
Bank of Ireland Group PLC(a)(b) (5 yr. EUR Swap + 4.150%)
EUR	400,000	6.750		03/01/33	434,323
Barclays PLC(a)(b)
(1 yr. CMT + 1.050%)
	$1,025,000	2.279		11/24/27	902,799

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
(1 yr. CMT + 3.500%)
	$1,230,000	7.437%		11/02/33	$1,265,645
BNP Paribas SA
	1,450,000	3.375	(c)	01/09/25	1,400,047
	1,250,000	3.375		01/09/25	1,206,937
(Secured Overnight Financing Rate + 1.004%)
	575,000	1.323	(a)(b)(c)	01/13/27	514,878
(Secured Overnight Financing Rate + 2.074%)
	550,000	2.219	(a)(b)(c)	06/09/26	513,013
BPCE SA
EUR	300,000	1.750		04/26/27	292,128
(Secured Overnight Financing Rate + 1.520%)
	$1,000,000	1.652	(a)(b)(c)	10/06/26	907,170
(Secured Overnight Financing Rate + 2.865%)
	300,000	5.748	(a)(b)(c)	07/19/33	280,854
CaixaBank SA
EUR	400,000	1.125		05/17/24	415,068
(-1X 3 mo. EUR EURIBOR + 0.850%)
	700,000	0.375	(a)(b)	11/18/26	675,126
(-1X 3 mo. EUR EURIBOR + 1.000%)
	300,000	0.750	(a)(b)	05/26/28	274,664
(3 mo. EUR EURIBOR + 0.620%)
	300,000	0.625	(a)(b)	01/21/28	280,564
(5 yr. EUR Swap + 3.000%)
	200,000	6.125	(b)	05/30/34	210,061
(5 yr. EUR Swap + 3.550%)
	300,000	6.250	(a)(b)	02/23/33	318,187
Citigroup, Inc.(a)(b)
(Secured Overnight Financing Rate + 0.686%)
	$1,575,000	0.776		10/30/24	1,567,629
(Secured Overnight Financing Rate + 2.842%)
	1,700,000	3.106		04/08/26	1,622,939
(Secured Overnight Financing Rate + 3.914%)
	300,000	4.412		03/31/31	269,166
Commonwealth Bank of Australia(a)(b)(c) (5 yr. CMT + 2.050%)
	661,000	3.610		09/12/34	553,885
Credit Agricole SA
EUR	800,000	3.875		04/20/31	823,073
(Secured Overnight Financing Rate + 0.892%)
	$1,100,000	1.247	(a)(b)(c)	01/26/27	982,674
(Secured Overnight Financing Rate + 1.676%)
	300,000	1.907	(a)(b)(c)	06/16/26	278,853
Credit Suisse AG
	1,000,000	2.950		04/09/25	949,980
Danske Bank AS(a)(b)(c) (1 yr. CMT + 1.750%)
	1,275,000	4.298		04/01/28	1,186,693
Deutsche Bank AG
	1,000,000	0.962		11/08/23	994,120
(-1X 3 mo. EUR EURIBOR + 2.050%)
EUR	400,000	1.750	(a)(b)	11/19/30	334,776
(3 mo. EUR EURIBOR + 2.950%)
	1,200,000	5.000	(a)(b)	09/05/30	1,221,860
(Secured Overnight Financing Rate + 1.870%)
	$275,000	2.129	(b)	11/24/26	248,606
HSBC Holdings PLC
	200,000	4.250		08/18/25	192,372
(3 mo. USD Term SOFR + 1.473%)
	2,150,000	3.803	(a)(b)	03/11/25	2,123,254

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
(3 mo. USD Term SOFR + 1.796%)
	$300,000	4.583	%(a)(b)	06/19/29	$277,566
Huntington Bancshares, Inc.(b) (Secured Overnight Financing Rate + 2.020%)
	500,000	6.208		08/21/29	489,540
ING Groep NV(a)(b)
(-1X 5 yr. EUR Swap + 1.150%)
EUR	100,000	1.000		11/16/32	88,303
(Secured Overnight Financing Rate + 1.830%)
	$400,000	4.017		03/28/28	371,680
JPMorgan Chase & Co.(a)(b)
(3 mo. USD Term SOFR + 1.250%)
	350,000	2.580		04/22/32	276,031
(3 mo. USD Term SOFR + 2.515%)
	750,000	2.956		05/13/31	617,348
(Secured Overnight Financing Rate + 1.560%)
	3,125,000	4.323		04/26/28	2,961,500
(Secured Overnight Financing Rate + 2.080%)
	300,000	4.912		07/25/33	276,015
Macquarie Bank Ltd.(a)(b)(c) (5 yr. CMT + 1.700%)
	600,000	3.052		03/03/36	447,150
Macquarie Group Ltd.(a)(b)(c)
(3 mo. USD LIBOR + 1.372%)
	380,000	3.763		11/28/28	344,573
(Secured Overnight Financing Rate + 1.069%)
	400,000	1.340		01/12/27	357,484
Morgan Stanley(a)(b)
(5 yr. CMT + 2.430%)
	475,000	5.948		01/19/38	444,999
(Secured Overnight Financing Rate + 1.360%)
	775,000	2.484		09/16/36	566,339
(Secured Overnight Financing Rate + 1.590%)
	3,325,000	5.164		04/20/29	3,198,018
(Secured Overnight Financing Rate + 1.870%)
	500,000	5.250		04/21/34	464,340
National Australia Bank Ltd.(c)
	750,000	6.429		01/12/33	733,643
Norinchukin Bank(c)
	1,050,000	1.284		09/22/26	921,385
Permanent TSB Group Holdings PLC(b) (1 yr. EURIBOR ICE Swap + 3.500%)
EUR	704,000	6.625		04/25/28	753,169
Santander U.K. Group Holdings PLC(a)(b)
(1 yr. CMT + 1.250%)
	$1,000,000	1.532		08/21/26	907,540
(Secured Overnight Financing Rate + 0.787%)
	1,250,000	1.089		03/15/25	1,215,312
Shinhan Bank Co. Ltd.(c)
	240,000	4.500		04/12/28	229,982
Societe Generale SA(a)(b)(c) (1 yr. CMT + 1.100%)
	1,500,000	1.488		12/14/26	1,339,005
Standard Chartered PLC(a)(b)(c)
(1 yr. CMT + 0.880%)
	325,000	1.214		03/23/25	316,332
(1 yr. CMT + 1.000%)
	1,550,000	1.456		01/14/27	1,382,584
Sumitomo Mitsui Financial Group, Inc.
	325,000	3.040		07/16/29	277,592

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
	$675,000	5.766%		01/13/33	$659,522
	600,000	5.776		07/13/33	586,746
Swedbank AB
EUR	950,000	1.300		02/17/27	903,708
Truist Financial Corp.(b) (Secured Overnight Financing Rate + 2.050%)
	$225,000	6.047		06/08/27	222,451
U.S. Bancorp(a)(b) (Secured Overnight Financing Rate + 2.020%)
	700,000	5.775		06/12/29	681,737
UBS Group AG
	250,000	3.750		03/26/25	240,395
(-1X 1 yr. EUR Swap + 0.770%)
EUR	509,000	0.650	(a)(b)	01/14/28	469,511
(-1X 1 yr. EURIBOR ICE Swap + 1.050%)
	750,000	1.000	(a)(b)	06/24/27	714,675
(3 mo. USD LIBOR + 1.410%)
	$2,800,000	3.869	(a)(b)(c)	01/12/29	2,534,700
(Secured Overnight Financing Rate + 1.560%)
	2,000,000	2.593	(a)(b)(c)	09/11/25	1,924,780
(Secured Overnight Financing Rate + 1.560%)
	250,000	2.593	(a)(b)	09/11/25	240,598
Wells Fargo & Co.(a)(b)
(3 mo. USD Term SOFR + 1.432%)
	325,000	2.879		10/30/30	270,504
(Secured Overnight Financing Rate + 2.100%)
	300,000	4.897		07/25/33	271,581
Westpac Banking Corp.(a)(b)
(5 yr. CMT + 1.350%)
	1,200,000	2.894		02/04/30	1,133,604
(5 yr. CMT + 1.750%)
	475,000	2.668		11/15/35	355,604

					67,725,580

Beverages – 1.3%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.(b)
	1,850,000	4.700		02/01/36	1,695,173
	750,000	4.900		02/01/46	653,123
Anheuser-Busch InBev Worldwide, Inc.(b)
	300,000	4.750		01/23/29	290,883
	700,000	4.500		06/01/50	582,876
	400,000	4.750		04/15/58	334,896
Bacardi Ltd.(b)(c)
	1,200,000	4.700		05/15/28	1,140,084
Constellation Brands, Inc.(b)
	1,500,000	4.400		11/15/25	1,458,900
	600,000	4.750		05/09/32	555,042
Keurig Dr Pepper, Inc.(b)
	776,000	4.417		05/25/25	759,060

					7,470,037

Biotechnology – 0.7%
Amgen, Inc.(b)
	650,000	5.150		03/02/28	639,015
	1,450,000	5.250		03/02/30	1,416,099
	650,000	4.200		03/01/33	576,414

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Biotechnology – (continued)
$1,275,000	5.250%		03/02/33	$1,218,466

				3,849,994

Building Materials(b) – 0.1%
Carrier Global Corp.
145,000	2.493		02/15/27	130,565
Johnson Controls International PLC/Tyco Fire & Security Finance SCA
200,000	4.900		12/01/32	190,790

				321,355

Chemicals – 0.3%
DuPont de Nemours, Inc.(b)
600,000	4.493		11/15/25	585,684
International Flavors & Fragrances, Inc.(b)(c)
450,000	1.230		10/01/25	403,304
200,000	1.832		10/15/27	165,828
Syngenta Finance NV(b)(c)
400,000	4.892		04/24/25	390,012

				1,544,828

Commercial Services – 0.1%
DP World Crescent Ltd.
200,000	4.848		09/26/28	192,096
DP World Ltd.
390,000	5.625		09/25/48	345,661

				537,757

Computers – 1.0%
Dell International LLC/EMC Corp.(b)
1,250,000	6.020		06/15/26	1,253,838
875,000	5.300		10/01/29	848,951
75,000	6.200		07/15/30	75,503
Hewlett Packard Enterprise Co.(b)
1,200,000	4.450		10/02/23	1,200,000
1,850,000	4.900		10/15/25	1,815,775
International Business Machines Corp.
325,000	3.500		05/15/29	293,732
300,000	4.400	(b)	07/27/32	276,063

				5,763,862

Diversified Financial Services – 0.8%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust(b)
244,000	3.000		10/29/28	208,903
525,000	3.300		01/30/32	417,958
Air Lease Corp.(b)
1,150,000	3.250		03/01/25	1,099,791
575,000	2.875		01/15/26	534,744
Ally Financial, Inc.(b)
650,000	7.100		11/15/27	648,986
American Express Co.(b)
255,000	2.500		07/30/24	247,985
Aviation Capital Group LLC(b)(c)
400,000	1.950		01/30/26	359,016
Avolon Holdings Funding Ltd.(b)(c)
400,000	3.950		07/01/24	391,676

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Diversified Financial Services – (continued)
Capital One Financial Corp.(b)
	$505,000	3.300%		10/30/24	$489,375
Nomura Holdings, Inc.
	400,000	2.608		07/14/31	305,048

					4,703,482

Electrical – 1.0%
Ameren Corp.(b)
	150,000	2.500		09/15/24	145,131
E.ON International Finance BV
GBP	417,000	6.375		06/07/32	523,648
Electricite de France SA
	$1,450,000	4.500	(b)(c)	09/21/28	1,354,532
GBP	650,000	6.125		06/02/34	764,158
Enel Finance America LLC(b)(c)
	$675,000	2.875		07/12/41	403,387
Enel SpA(a)(b)
(-1X 5 yr. EUR Swap + 1.719%)
EUR	850,000	1.375		06/08/27	739,491
(5 yr. EUR Swap + 2.580%)
	235,000	3.375		08/24/26	230,063
Sempra(b)
	$700,000	3.400		02/01/28	636,762
TenneT Holding BV(b)
EUR	679,000	4.500		10/28/34	754,858

					5,552,030

Engineering & Construction – 0.1%
Mexico City Airport Trust(b)
	$540,000	3.875	(c)	04/30/28	488,765
	200,000	5.500	(c)	10/31/46	152,000
	200,000	5.500		07/31/47	152,128

					792,893

Entertainment – 0.4%
Warnermedia Holdings, Inc.(b)
	1,875,000	4.054		03/15/29	1,672,538
	975,000	4.279		03/15/32	827,463

					2,500,001

Environmental(b) – 0.4%
Veralto Corp.(c)
	875,000	5.350		09/18/28	864,841
Waste Management, Inc.
	1,175,000	4.875		02/15/34	1,111,268

					1,976,109

Gas(b) – 0.1%
ONE Gas, Inc.
	828,000	1.100		03/11/24	810,521

Healthcare Providers & Services – 1.9%
Alcon Finance Corp.(b)(c)
	1,914,000	5.375		12/06/32	1,850,455
American Medical Systems Europe BV(b)
EUR	1,325,000	0.750		03/08/25	1,333,979
GE HealthCare Technologies, Inc.(b)
	$810,000	5.905		11/22/32	803,334

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Principal Amount		Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Healthcare Providers & Services – (continued)
	$550,000	6.377%	11/22/52	$557,612
HCA, Inc.(b)
	250,000	3.375	03/15/29	219,108
	1,575,000	3.625	03/15/32	1,306,100
Medtronic Global Holdings SCA(b)
EUR	400,000	0.250	07/02/25	396,583
UnitedHealth Group, Inc.(b)
	$1,775,000	4.250	01/15/29	1,687,936
	600,000	4.200	05/15/32	546,762
	1,750,000	5.350	02/15/33	1,731,747
	357,000	5.875	02/15/53	358,432

				10,792,048

Insurance(b) – 0.4%
American International Group, Inc.
	1,075,000	3.900	04/01/26	1,028,495
Aviva PLC(a) (5 year UK Government Bond + 2.850%)
GBP	450,000	6.125	11/14/36	545,537
Rothesay Life PLC
	475,000	7.734	05/16/33	562,816

				2,136,848

Internet – 0.3%
Amazon.com, Inc.(b)
	$350,000	2.100	05/12/31	280,721
Expedia Group, Inc.(b)
	1,150,000	3.250	02/15/30	972,199
Meta Platforms, Inc.(b)
	325,000	3.850	08/15/32	288,395
Prosus NV(b)(c)
	210,000	3.680	01/21/30	168,993
	200,000	4.027	08/03/50	114,020
	200,000	3.832	02/08/51	109,632

				1,933,960

Iron/Steel(b) – 0.2%
Steel Dynamics, Inc.
	1,275,000	1.650	10/15/27	1,084,337

Lodging – 0.4%
Marriott International, Inc.(b)
	515,000	5.000	10/15/27	501,188
	1,500,000	4.650	12/01/28	1,420,740
	375,000	4.900	04/15/29	357,427

				2,279,355

Machinery-Diversified(b) – 0.0%
Ingersoll Rand, Inc.
	200,000	5.700	08/14/33	193,030

Media – 0.7%
Charter Communications Operating LLC/Charter Communications Operating Capital(b)
	3,400,000	4.908	07/23/25	3,322,616
	650,000	4.800	03/01/50	452,699
Comcast Corp.(b)
	300,000	4.150	10/15/28	284,148

				4,059,463

Principal Amount		Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Mining – 0.2%
Glencore Finance Europe Ltd.(b)
GBP	125,000	3.125%	03/26/26	$143,114
Glencore Funding LLC(b)(c)
	$455,000	1.625	04/27/26	409,705
	775,000	4.875	03/12/29	734,018

				1,286,837

Miscellaneous Manufacturing – 0.5%
GE Capital Funding LLC(b)
	1,500,000	4.550	05/15/32	1,381,590
General Electric Co.
	423,000	6.750	03/15/32	458,498
Teledyne Technologies, Inc.(b)
	1,250,000	0.950	04/01/24	1,217,475

				3,057,563

Multi-National – 2.2%
African Export-Import Bank(b)(c)
	390,000	2.634	05/17/26	347,416
	360,000	3.798	05/17/31	279,605
Asian Development Bank
GBP	4,200,000	1.125	06/10/25	4,789,231
European Investment Bank
EUR	1,240,000	0.875	01/14/28	1,188,347
	4,410,000	2.250	03/15/30	4,378,621
FMS Wertmanagement(f)
GBP	1,100,000	1.375	03/07/25	1,270,173

				12,253,393

Oil Field Services – 0.5%
Occidental Petroleum Corp.(b)
	$750,000	8.500	07/15/27	803,197
Pertamina Persero PT
	200,000	6.500	05/27/41	192,114
QatarEnergy(b)(c)
	820,000	3.300	07/12/51	529,745
TotalEnergies SE(a)(b) (-1X 5 yr. EUR Swap + 2.404%)
EUR	375,000	2.000	06/04/30	305,999
Wintershall Dea Finance BV(b)
	1,300,000	1.332	09/25/28	1,168,440

				2,999,495

Pharmaceuticals – 1.1%
AbbVie, Inc.(b)
	$300,000	3.750	11/14/23	299,238
	1,350,000	2.600	11/21/24	1,301,332
	325,000	3.200	11/21/29	286,744
Bayer U.S. Finance II LLC(b)(c)
	1,000,000	4.250	12/15/25	962,550
Becton Dickinson & Co.(b)
EUR	185,000	0.034	08/13/25	181,485
Bristol-Myers Squibb Co.(b)
	$325,000	3.400	07/26/29	294,499
Cigna Group(b)
	300,000	4.375	10/15/28	283,464
	1,800,000	5.400	03/15/33	1,743,516

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Pharmaceuticals – (continued)
CVS Health Corp.(b)
	$325,000	4.780%		03/25/38	$279,637
McKesson Corp.(b)
EUR	125,000	1.500		11/17/25	125,607
Pfizer Investment Enterprises Pte. Ltd.(b)
	$475,000	4.750		05/19/33	450,110

					6,208,182

Pipelines – 0.7%
Abu Dhabi Crude Oil Pipeline LLC(c)
	1,260,000	4.600		11/02/47	1,085,843
Enbridge, Inc.(b)
	300,000	5.700		03/08/33	287,493
Energy Transfer LP(b)
	250,000	5.250		04/15/29	239,680
Galaxy Pipeline Assets Bidco Ltd.
	200,000	2.625	(c)	03/31/36	154,792
	588,907	2.940		09/30/40	452,722
Sabine Pass Liquefaction LLC(b)
	1,500,000	5.625		03/01/25	1,490,205

					3,710,735

Real Estate – 0.5%
Blackstone Property Partners Europe Holdings Sarl(b)
EUR	301,000	1.250		04/26/27	266,567
	437,000	1.000		05/04/28	364,597
	247,000	1.750		03/12/29	204,967
CBRE Services, Inc.(b)
	$600,000	5.950		08/15/34	566,016
Heimstaden Bostad Treasury BV(b)
EUR	300,000	1.375		07/24/28	231,103
Logicor Financing Sarl(b)
	600,000	2.250		05/13/25	601,922
	550,000	3.250		11/13/28	508,627
	325,000	1.625		01/17/30	260,028

					3,003,827

Real Estate Investment Trust – 0.5%
American Homes 4 Rent LP(b)
	$125,000	2.375		07/15/31	95,259
NNN REIT, Inc.(b)
	375,000	3.900		06/15/24	368,662
	400,000	5.600		10/15/33	376,636
Realty Income Corp.(b)
	900,000	4.625		11/01/25	878,688
Spirit Realty LP(b)
	300,000	2.100		03/15/28	252,435
WEA Finance LLC/Westfield U.K. & Europe Finance PLC(b)(c)
	400,000	3.750		09/17/24	384,696
WP Carey, Inc.(b)
	240,000	4.600		04/01/24	237,883
	170,000	4.000		02/01/25	165,303

					2,759,562

Retailing – 0.5%
AutoNation, Inc.(b)
	200,000	1.950		08/01/28	162,744

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Retailing – (continued)
CK Hutchison International 20 Ltd.(b)(c)
	$200,000	2.500%		05/08/30	$164,104
CK Hutchison International 23 Ltd.(b)(c)
	350,000	4.750		04/21/28	337,134
Dollar Tree, Inc.(b)
	650,000	4.000		05/15/25	629,057
Lowe’s Cos., Inc.(b)
	954,000	5.000		04/15/33	897,733
	625,000	5.150		07/01/33	594,056
Starbucks Corp.(b)
	291,000	4.800		02/15/33	273,823

					3,058,651

Semiconductors – 0.8%
Broadcom, Inc.(b)
	325,000	4.300		11/15/32	283,475
	175,000	3.469	(c)	04/15/34	137,247
	2,784,000	3.137	(c)	11/15/35	2,028,951
	350,000	4.926	(c)	05/15/37	301,501
Intel Corp.(b)
	150,000	4.150		08/05/32	136,515
	687,000	5.200		02/10/33	664,947
NXP BV/NXP Funding LLC/NXP USA, Inc.(b)
	1,004,000	5.000		01/15/33	921,552

					4,474,188

Software – 1.0%
Fidelity National Information Services, Inc.(b)
EUR	550,000	0.625		12/03/25	539,231
Fiserv, Inc.(b)
	$237,000	3.500		07/01/29	210,975
Intuit, Inc.(b)
	875,000	5.200		09/15/33	851,952
Oracle Corp.(b)
	1,550,000	2.875		03/25/31	1,266,164
	450,000	6.250		11/09/32	455,297
	500,000	4.900		02/06/33	460,500
	850,000	3.950		03/25/51	582,539
	900,000	6.900		11/09/52	926,757
	525,000	5.550		02/06/53	460,136

					5,753,551

Telecommunication Services – 1.7%
AT&T, Inc.(b)
	300,000	4.300		02/15/30	272,730
	1,879,000	2.550		12/01/33	1,379,224
EUR	307,000	1.800		09/14/39	213,921
	$350,000	4.750		05/15/46	275,548
	280,000	3.650		06/01/51	180,415
Deutsche Telekom International Finance BV
	250,000	8.750		06/15/30	286,278
Telefonica Emisiones SA
GBP	450,000	5.445		10/08/29	535,753
T-Mobile USA, Inc.(b)
	$500,000	3.500		04/15/25	482,345
	656,000	3.750		04/15/27	612,586
	300,000	4.750		02/01/28	287,634

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Telecommunication Services – (continued)
	$1,225,000	3.875%		04/15/30	$1,084,333
	1,675,000	2.550		02/15/31	1,333,317
	375,000	2.700		03/15/32	292,530
	1,525,000	5.200		01/15/33	1,440,423
Verizon Communications, Inc.
	300,000	4.329		09/21/28	281,712
	325,000	4.016	(b)	12/03/29	293,975
	350,000	2.355	(b)	03/15/32	266,802
Vodafone Group PLC(b)
EUR	165,000	1.875		09/11/25	167,395

					9,686,921

Transportation(b) – 0.1%
Norfolk Southern Corp.
	$950,000	3.155		05/15/55	581,685

Water – 0.1%
Thames Water Utilities Finance PLC
GBP	150,000	4.000		06/19/25	170,273
Veolia Environnement SA(a)(b) (-1X 5 yr. EUR Swap + 2.840%)
EUR	200,000	2.500		01/20/29	173,444

					343,717

TOTAL CORPORATE OBLIGATIONS (Cost $211,567,528)					$194,674,102

Sovereign Debt Obligations – 29.4%

British Pound – 0.6%
State of North Rhine-Westphalia
GBP	400,000	2.125%		06/13/25	$462,389
U.K. Gilts
	840,000	1.500		07/31/53	486,389
	1,990,000	3.500		01/22/45	1,980,494
	220,000	1.750		07/22/57	132,979
	710,000	3.500		07/22/68	670,312

					3,732,563

Canadian Dollar – 1.5%
Province of British Columbia
CAD	2,600,000	2.850		06/18/25	1,844,416
	2,000,000	4.950		06/18/40	1,472,881
Province of Ontario
	1,700,000	2.600		06/02/25	1,201,997
	2,300,000	4.650		06/02/41	1,630,159
Province of Quebec
GBP	2,390,000	2.250		09/15/26	2,687,742

					8,837,195

Euro – 5.5%
European Financial Stability Facility(f)
EUR	1,170,000	0.875		04/10/35	922,096
European Union
	820,000	0.200		06/04/36	568,603
Finland Government Bonds
	1,190,000	1.500		09/15/32	1,078,882

Principal Amount		Interest Rate		Maturity Date	Value

Sovereign Debt Obligations – (continued)

Euro – (continued)
French Republic Government Bonds OAT
EUR	1,760,000	1.250%		05/25/34	$1,496,740
	310,000	3.250		05/25/45	300,882
	210,000	2.000		05/25/48	157,891
	800,000	1.750		05/25/66	489,168
	1,030,000	4.500		04/25/41	1,192,790
Indonesia Government International Bonds(c)
	240,000	2.150		07/18/24	248,533
Ireland Government Bonds
	430,000	0.200		10/18/30	370,545
	920,000	0.350		10/18/32	755,094
Italy Buoni Poliennali Del Tesoro
	5,400,000	0.000	(g)	08/01/26	5,112,658
	3,220,000	0.900		04/01/31	2,642,861
	1,130,000	3.250		03/01/38	984,761
	1,170,000	2.150		09/01/52	701,493
	100,000	2.800		03/01/67	65,090
	1,680,000	6.000		05/01/31	1,956,480
Kingdom of Belgium Government Bonds
	1,690,000	0.350		06/22/32	1,379,391
	250,000	2.150		06/22/66	172,792
Portugal Obrigacoes do Tesouro OT
	1,200,000	1.950		06/15/29	1,183,811
Region Wallonne Belgium
	1,300,000	2.875		01/14/38	1,188,218
Republic of Austria Government Bonds
	1,270,000	0.000	(g)	10/20/28	1,143,383
	280,000	2.100	(h)	09/20/17	185,401
	280,000	0.850	(i)	06/30/20	102,104
Romania Government Bonds
RON	1,375,000	6.700		02/25/32	285,498
Romania Government International Bonds
EUR	630,000	2.124		07/16/31	492,544
	70,000	2.000	(c)	01/28/32	53,185
	400,000	3.375	(c)	01/28/50	248,843
Spain Government Bonds
	3,430,000	2.550		10/31/32	3,277,221
	650,000	0.850		07/30/37	450,440
	870,000	1.250		10/31/30	784,016
	700,000	2.900		10/31/46	580,582
	1,110,000	3.450		07/30/66	929,919

					31,501,915

Indonesian Rupiah – 0.1%
Indonesia Treasury Bonds
IDR	2,324,000,000	6.500		02/15/31	146,613
	7,391,000,000	6.375		04/15/32	462,684
	1,439,000,000	6.375		07/15/37	89,065

					698,362

Israeli Shekel – 0.2%
Israel Government Bonds - Fixed
ILS	2,430,000	2.000		03/31/27	589,600
	2,500,000	1.300		04/30/32	518,883

					1,108,483

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value

Sovereign Debt Obligations – (continued)

Japanese Yen – 19.6%
Japan Government Forty Year Bonds
JPY	712,600,000	1.000%	03/20/62	$3,796,703
Japan Government Ten Year Bonds
	2,015,900,000	0.100	06/20/30	13,147,731
	2,089,600,000	0.100	09/20/31	13,412,088
Japan Government Thirty Year Bonds
	721,900,000	1.400	09/20/52	4,560,472
Japan Government Twenty Year Bonds
	903,000,000	1.100	09/20/42	5,746,232
Japan Government Two Year Bonds
	4,031,000,000	0.005	07/01/24	26,993,188
	780,250,000	0.005	09/01/24	5,224,657
	1,892,350,000	0.005	01/01/25	12,669,273
Japan Treasury Discount Bills(g)
	3,927,300,000	0.000	10/16/23	26,282,215

				111,832,559

Peruvian Nuevo Sol – 0.1%
Peru Government Bonds
PEN	1,550,000	5.940	02/12/29	397,162

Singapore Dollar – 0.2%
Singapore Government Bonds
SGD	1,320,000	3.375	09/01/33	961,031

South Korean Won – 0.6%
Korea Treasury Bonds
KRW	2,598,070,000	1.875	06/10/29	1,718,211
	2,641,660,000	1.375	12/10/29	1,677,492

				3,395,703

Thai Baht – 0.1%
Thailand Government Bonds
THB	12,000,000	3.450	06/17/43	319,084

Thailand Baht – 0.1%
Thailand Government Bonds
	6,710,000	2.875	12/17/28	183,634
	26,930,000	1.585	12/17/35	610,709

				794,343

Total Colombia Peso – 0.1%
Colombia TES
COP	1,779,900,000	9.250	05/28/42	346,882

United States Dollar – 0.7%
Export-Import Bank of Korea
	$390,000	5.000	01/11/28	384,563
	330,000	5.125	01/11/33	322,219
Hungary Government International Bonds
	810,000	6.125	05/22/28	806,720
Korea Hydro & Nuclear Power Co. Ltd.(c)
	630,000	4.250	07/27/27	602,973
Mexico Government International Bonds(b)
	1,521,000	3.771	05/24/61	889,025
	360,000	3.750	04/19/71	203,760
Panama Government International Bonds(b)
	200,000	6.875	01/31/36	200,270
Peru Government International Bonds(b)
	10,000	2.780	12/01/60	5,280

Principal Amount	Interest Rate	Maturity Date	Value

Sovereign Debt Obligations – (continued)

United States Dollar – (continued)
$100,000	3.230%	07/28/21(j)	$51,781
Romania Government International Bonds(c)
240,000	3.000	02/27/27	217,992
Uruguay Government International Bonds(b)
90,000	4.375	01/23/31	86,065

			3,770,648

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $193,696,060)			$167,695,930

Asset-Backed Securities(b) – 6.7%

Automotive(c) – 0.3%
GMF Floorplan Owner Revolving Trust Series 2023-1, Class A1
$1,500,000	5.340%	06/15/28	$1,486,841

Collateralized Loan Obligations(a)(c) – 4.9%
AGL CLO 3 Ltd. Series 2020-3A, Class A (3 mo. USD Term SOFR + 1.562%)
2,100,000	6.870	01/15/33	2,093,469
Apidos CLO XXIII Ltd. Series 2015-23A, Class AR (3 mo. USD Term SOFR + 1.482%)
2,100,000	6.790	04/15/33	2,089,588
Ares LXIV CLO Ltd. Series 2022-64A, Class A1 (3 mo. USD Term SOFR + 1.440%)
3,225,000	6.748	04/15/35	3,193,102
Elmwood CLO IV Ltd. Series 2020-1A, Class A (3 mo. USD Term SOFR + 1.502%)
5,300,000	6.810	04/15/33	5,284,195
Mountain View CLO LLC Series 2016-1A, Class AR (3 mo. USD Term SOFR + 1.622%)
1,800,000	6.933	04/14/33	1,782,216
Neuberger Berman Loan Advisers CLO 45 Ltd. Series 2021-45A, Class A (3 mo. USD Term SOFR + 1.392%)
740,000	6.703	10/14/35	733,478
Oaktree CLO Ltd. Series 2021-1A, Class A1 (3 mo. USD Term SOFR + 1.422%)
5,000,000	6.730	07/15/34	4,937,985
OZLM XIV Ltd. Series 2015-14A, Class CRR (3 mo. USD Term SOFR + 3.652%)
1,700,000	8.960	07/15/34	1,625,537
Venture 36 CLO Ltd. Series 2019-36A, Class D (3 mo. USD Term SOFR + 4.412%)
900,000	9.738	04/20/32	857,588
Venture 39 CLO Ltd. Series 2020-39A, Class A1 (3 mo. USD Term SOFR + 1.542%)
3,475,000	6.850	04/15/33	3,442,133
Voya CLO Ltd. Series 2019-1A, Class AR (3 mo. USD Term SOFR + 1.322%)
1,924,722	6.630	04/15/31	1,917,145

			27,956,436

Credit Card – 0.3%
Barclays Dryrock Issuance Trust Series 2023-1, Class A
1,500,000	4.720	02/15/29	1,472,939

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Principal Amount		Interest Rate	Maturity Date	Value

Asset-Backed Securities(b) – (continued)

Student Loan(a)(c) – 1.2%
ECMC Group Student Loan Trust Series 2017-1A, Class A (30 Day USD SOFR Average + 1.314%)
	$2,408,510	6.629%	12/27/66	$2,393,575
Navient Student Loan Trust Series 2017-2A, Class A (30 Day USD SOFR Average + 1.164%)
	3,657,507	6.479	12/27/66	3,642,192
PHEAA Student Loan Trust Series 2016-1A, Class A (30 Day USD SOFR Average + 1.264%)
	1,098,085	6.579	09/25/65	1,096,034

				7,131,801

TOTAL ASSET-BACKED SECURITIES (Cost $38,196,292)				$38,048,017

Agency Debentures – 0.2%

Sovereign – 0.2%
Federal Home Loan Mortgage Corp.
	$1,160,000	6.750%	03/15/31	$1,297,796
(Cost $1,370,359)

TOTAL AGENCY DEBENTURES (Cost $1,370,359)				$1,297,796

Structured Note(a)(c) – 0.2%

Banks – 0.2%
Republic of Indonesia (Issuer JPMorgan Chase Bank NA)
IDR	15,414,000,000	7.500%	06/17/35	$1,036,244
(Cost $1,110,562)

TOTAL STRUCTURED NOTES (Cost $1,110,562)				$1,036,244

Shares		Description		Value

Exchange Traded Funds – 0.0%

	3,755	Vanguard Intermediate-Term Corporate Bond ETF		$285,305
(Cost $306,201)

Shares	Dividend Rate	Value

Investment Company(k) – 3.5%

Goldman Sachs Financial Square Government Fund — Institutional Shares
20,072,459	5.240%	$20,072,459
(Cost $ 20,072,459)

TOTAL INVESTMENTS – 108.5% (Cost $ 673,412,245)		$618,229,287

LIABILITIES IN EXCESS OF OTHER ASSETS – (8.5)%		(48,619,621)

NET ASSETS – 100.0%		$569,609,666

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)

Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on September 30, 2023.

(b)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(c)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(d)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on September 30, 2023.

(e)

TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $78,877,089 which represents approximately 14.0% of net assets as of September 30, 2023.

(f)	Guaranteed by a foreign government until maturity. Total market value of these securities amounts to $2,192,269, which represents approximately 0of the Fund’s net assets as of September 30, 2023.

(g)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(h)	Actual maturity date is September 20, 2117.

(i)	Actual maturity date is June 30, 2120.

(j)	Actual maturity date is July 28, 2121.

(k)	Represents an Affiliated Issuer.

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2023, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

JPMorgan Securities, Inc.	AUD	195,716	USD	125,752	12/20/23	$445
	CAD	1,072,209	EUR	742,000	12/20/23	2,895
	CLP	1,516,494,167	USD	1,677,412	10/02/23	28,939

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

JPMorgan Securities, Inc. (continued)	CNH	5,718,884	USD	784,000	12/20/23	$2,506
	EUR	721,906	CHF	688,294	12/20/23	7,297
	EUR	806,986	JPY	126,247,287	12/20/23	105
	EUR	381,150	MXN	7,128,452	12/20/23	1,118
	EUR	282,175	USD	297,568	12/20/23	1,934
	GBP	894,671	USD	1,090,959	12/20/23	1,278
	ILS	2,996,593	EUR	740,000	12/20/23	3,478
	JPY	57,678,052	USD	391,000	12/20/23	274
	MXN	7,178,347	EUR	381,878	12/20/23	934
	NOK	4,234,749	USD	396,000	12/20/23	802
	NZD	658,306	AUD	611,000	12/20/23	599
	NZD	5,549,336	USD	3,303,230	12/20/23	22,878
	SEK	7,983,832	EUR	685,102	12/20/23	6,672
	SEK	12,180,316	USD	1,098,997	12/20/23	20,566
	SGD	535,221	USD	392,000	12/20/23	993
	USD	364,702	AUD	565,323	12/20/23	184
	USD	6,134,477	CAD	8,318,669	11/20/23	5,561
	USD	1,878,959	CAD	2,529,805	12/20/23	13,932
	USD	4,697,374	CHF	4,208,878	12/20/23	56,522
	USD	969,342	CLP	822,143,219	10/02/23	44,273
	USD	407,180	COP	1,614,629,165	10/05/23	11,901
	USD	891,466	CZK	20,351,286	12/20/23	11,222
	USD	64,407,157	EUR	60,130,776	12/06/23	642,363
	USD	7,568,597	EUR	7,063,239	12/20/23	71,654
	USD	25,205,573	GBP	19,765,666	10/30/23	1,084,880
	USD	7,927,520	GBP	6,396,406	12/20/23	118,620
	USD	2,337,785	IDR	35,611,321,465	12/13/23	39,529
	USD	1,135,171	ILS	4,294,355	11/27/23	6,225
	USD	27,985,226	JPY	3,928,219,916	10/16/23	1,625,283
	USD	88,919,813	JPY	12,897,534,396	11/22/23	1,859,191
	USD	793,796	JPY	115,134,502	12/20/23	12,750
	USD	788,000	KRW	1,052,255,800	10/31/23	8,742
	USD	3,986,621	KRW	5,232,759,550	12/13/23	102,442
	USD	458,757	KRW	615,061,717	12/20/23	2,039
	USD	1,025,009	NOK	10,906,572	12/20/23	3,047
	USD	414,785	PEN	1,556,646	11/22/23	5,028
	USD	1,001,985	SGD	1,351,632	10/16/23	12,519
	USD	1,314,071	THB	46,278,286	12/20/23	33,690
	ZAR	2,490,708	USD	129,690	12/20/23	907

TOTAL						$5,876,217

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS
Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

JPMorgan Securities, Inc.	AUD	2,961,658	USD	1,918,777	12/20/23	$(9,113)
	CAD	1,177,522	EUR	820,672	12/20/23	(2,970)
	CAD	4,092,483	USD	3,042,473	12/20/23	(25,406)
	CHF	8,311,000	USD	9,406,944	12/20/23	(242,950)
	CLP	376,875,329	USD	437,257	10/02/23	(13,199)
	CNH	5,750,158	USD	792,000	12/20/23	(1,193)
	CZK	18,128,728	USD	788,000	12/20/23	(3,887)

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

JPMorgan Securities, Inc. (continued)	EUR	739,000	NZD	1,330,588	12/20/23	$(13,139)
	EUR	369,000	SEK	4,408,664	12/20/23	(13,568)
	EUR	9,810,299	USD	10,527,897	12/06/23	(124,711)
	EUR	595,256	USD	641,056	12/20/23	(9,250)
	GBP	5,658,770	USD	7,220,715	10/30/23	(315,133)
	GBP	1,487,507	USD	1,830,566	12/20/23	(14,579)
	JPY	134,233,800	USD	917,006	11/22/23	(10,904)
	JPY	1,021,026,727	USD	7,014,428	12/20/23	(88,021)
	KRW	556,337,638	USD	414,460	12/20/23	(1,347)
	NOK	5,310,800	USD	501,058	12/20/23	(3,428)
	SGD	2,073,314	USD	1,526,142	12/20/23	(3,784)
	USD	3,223,388	AUD	5,026,078	12/20/23	(17,406)
	USD	1,213,696	CAD	1,655,292	12/20/23	(6,621)
	USD	1,183,075	CLP	1,071,226,277	10/02/23	(22,262)
	USD	629,415	CLP	569,809,419	12/07/23	(8,441)
	USD	139,488	CLP	124,869,622	12/20/23	(151)
	USD	817,013	CNH	5,983,966	12/20/23	(5,949)
	USD	721,863	EUR	682,624	12/06/23	(2,015)
	USD	783,450	EUR	742,111	12/20/23	(4,228)
	USD	391,000	GBP	321,544	12/20/23	(1,550)
	USD	404,748	KRW	546,733,328	11/06/23	(273)
	USD	909,838	MXN	16,244,733	12/20/23	(9,536)
	USD	1,524,437	NOK	16,285,734	12/20/23	(1,560)
	USD	4,253,122	NZD	7,212,850	12/20/23	(70,048)
	USD	3,473,979	SEK	38,481,517	12/20/23	(63,080)
	USD	414,460	SGD	564,983	12/20/23	(386)
	USD	392,000	ZAR	7,538,160	12/20/23	(3,254)

TOTAL						$(1,113,342)

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD SALES CONTRACTS — At September 30, 2023, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value

Government National Mortgage Association, TBA	3.000%	TBA - 30yr	11/20/23	$(1,000,000)	$(847,758)
Government National Mortgage Association, TBA	2.500	TBA - 30yr	10/20/23	(1,000,000)	(817,142)
Government National Mortgage Association, TBA	4.500	TBA - 30yr	10/20/23	(11,000,000)	(10,160,304)
Government National Mortgage Association, TBA	4.000	TBA - 30yr	11/20/23	(2,000,000)	(1,802,961)
Uniform Mortgage-Backed Security, TBA	2.000	TBA - 30yr	11/01/23	(4,000,000)	(3,045,290)
Uniform Mortgage-Backed Security, TBA	2.500	TBA - 30yr	11/01/23	(2,000,000)	(1,588,358)
Uniform Mortgage-Backed Security, TBA	3.000	TBA - 30yr	11/01/23	(3,000,000)	(2,483,087)
Uniform Mortgage-Backed Security, TBA	2.500	TBA - 30yr	10/01/23	(9,000,000)	(7,138,472)
Uniform Mortgage-Backed Security, TBA	3.500	TBA - 30yr	11/01/23	(3,000,000)	(2,581,523)
Uniform Mortgage-Backed Security, TBA	5.000	TBA - 30yr	11/01/23	(3,000,000)	(2,831,603)

(PROCEEDS RECEIVABLE: $(33,819,160))					$(33,296,498)

(a)

TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

FUTURES CONTRACTS — At September 30, 2023, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
10 Year U.K. Long Gilt	64	12/27/23	$7,352,615	$ (50,468)
2 Year U.S. Treasury Notes	78	12/29/23	15,811,453	10,740
20 Year U.S. Treasury Bonds	52	12/19/23	5,916,625	(66,846)
30 Year German Euro-Buxl	36	12/07/23	4,657,144	(302,555)
5 Year German Euro-Bobl	30	12/07/23	4,080,140	(20,989)
5 Year U.S. Treasury Notes	57	12/29/23	6,005,484	20,390
Australian 10 Year Government Bonds	58	12/15/23	4,175,588	(116,214)
Australian 3 Year Government Bonds	85	12/15/23	5,756,978	(45,457)
Canada 10 Year Government Bonds	145	12/18/23	12,290,705	(382,504)
Euro BTP	19	12/07/23	2,204,229	(108,302)
Euro-Bobl	113	12/07/23	13,828,567	(17,415)
Euro-Schatz	226	12/07/23	25,086,155	(62,064)
French 10 Year Government Bonds	78	12/07/23	10,159,750	(261,660)
Ice 3M Sonia Index	46	12/17/24	13,319,068	23,282
Ultra Long U.S. Treasury Bonds	151	12/19/23	17,921,813	(1,060,761)

Total				$(2,440,823)

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Short position contracts:
10 Year U.S. Treasury Notes	(206)	12/19/23	$(22,260,875)	$ 269,545
Ultra 10-Year U.S. Treasury Note	(371)	12/19/23	(41,389,687)	762,743

Total				$ 1,032,288

TOTAL FUTURES CONTRACTS				$(1,408,535)

SWAP CONTRACTS — At September 30, 2023, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund(a)	Payments Received by the Fund(a)	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Payments (Received) Paid	Unrealized Appreciation/ (Depreciation)

3M KLIBOR	3.271	BofA Securities LLC	12/21/31	MYR1,540	$(19,000)	$ —	$(19,000)
3M KLIBOR	3.735	Citibank NA	07/14/32	1,950	(11,091)	—	(11,091)
3M KLIBOR	3.750	Citibank NA	12/21/32	3,450	(20,800)	(44,499)	23,699
3M KLIBOR	3.680	MS & Co. Int. PLC	07/12/32	1,940	(12,900)	—	(12,900)

TOTAL					$(63,791)	$(44,499)	$(19,292)

(a)	Payments made quarterly.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)			Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

1M BID Average(a)	11.814%(a)	01/02/24	BRL	20,820		$(70,208)	$633	$(70,841)
1M BID Average(b)	13.950(b)	01/02/24		6,380		9,540	(21,851)	31,391
12.795%(b)	1M BID Avg(b)	01/02/24		19,730		24,434	—	24,434
3M EURO(c)	1.750(d)	09/21/24	EUR	2,880		(67,787)	(10,057)	(57,730)
1M BID Average(b)	12.060(b)	01/02/25	BRL	9,890		(5,812)	(11,404)	5,592
1M BID Average(b)	12.063(b)	01/02/25		11,420		17,244	—	17,244
10.950(b)	1M BID Average(b)	01/02/25		530		3,879	(664)	4,543
13.300(b)	1M BID Average(b)	01/02/25		7,340		(32,646)	(34)	(32,612)
3.720(a)	3M EURO(c)	03/18/25	EUR	9,490	(e)	5,421	(80,274)	85,695
12M CDOR(f)	4.500(f)	07/10/25	CAD	21,040	(e)	(60,013)	(29,150)	(30,863)
4.250(a)	12M SOFR(a)	07/11/25		$14,220	(e)	64,494	18,651	45,843
1.750(d)	12M CHFOR(d)	12/20/25	CHF	10,610	(e)	(16,170)	13,128	(29,298)
3.500(d)	12M EURO(d)	12/20/25	EUR	29,850	(e)	(38,601)	(94,379)	55,778
4.250(d)	12M SOFR(d)	12/20/25		$23,720	(e)	248,438	210,767	37,671
4M CNRR(c)	2.000(c)	12/20/25	CNY	52,490	(e)	(17,658)	(16,176)	(1,482)
3M KWCDC(c)	3.750(c)	12/20/25	KRW	375,680	(e)	(630)	(746)	116
12M CDOR(f)	3.750(f)	12/20/25	CAD	54,050	(e)	(856,913)	(737,171)	(119,742)
4.000(c)	3M AUDOR(c)	12/20/25	AUD	68,780	(e)	248,571	114,127	134,444
7.750(c)	3M JIBAR(c)	12/20/25	ZAR	65,310	(e)	44,637	19,170	25,467
3M STIBOR(c)	4.000(d)	12/20/25	SEK	654,900	(e)	79,937	90,051	(10,114)
6M WIBOR(f)	4.500(d)	12/20/25	PLN	7,570	(e)	6,343	10,849	(4,506)

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)			Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

12M GBP(d)	5.250%(d)	12/20/25	GBP	16,430	(e)	$68,564	$40,483	$28,081
1M BID Average(b)	10.850(b)	01/02/26	BRL	5,080	(e)	(1,987)	153	(2,140)
3.500%(f)	6M AUDOR(f)	05/17/26	AUD	20,440	(e)	221,800	171,947	49,853
12M SOFR(d)	3.000(d)	05/20/26		$10,370	(e)	(280,021)	(231,755)	(48,266)
12M JYOR(d)	0.500(d)	08/02/26	JPY	3,838,000	(e)	15,114	111,379	(96,265)
12M GBP(d)	5.000(d)	12/20/26	GBP	1,840	(e)	10,837	8,864	1,973
1M BID Average(b)	11.230(b)	01/04/27	BRL	1,370		(1,188)	(9,216)	8,028
1M BID Average(b)	13.030(b)	01/04/27		—		—	3	(3)
10.286(b)	1M BID Average(b)	01/04/27		8,240		25,412	—	25,412
1M BID Average(b)	8.495(b)	01/04/27		2,060		(37,059)	(40,612)	3,553
12M SOFR(d)	3.350(d)	10/06/27		$73,060	(e)	(716,270)	5,335	(721,605)
3.250(d)	6M EURO(f)	12/20/27	EUR	1,770	(e)	10,353	2,938	7,415
12M EURO(d)	2.673(d)	04/22/28		27,720	(e)	(173,801)	103,605	(277,406)
2.852(d)	3M EURO(c)	04/22/28		27,720	(e)	174,077	(88,873)	262,950
0.500(d)	12M JYOR(d)	08/03/28	JPY	7,995,290	(e)	384,891	123,404	261,487
12M SOFR(d)	3.696(d)	09/22/28		$10,950	(e)	(42,284)	(4,915)	(37,369)
12M EURO(d)	3.000(d)	10/19/28	EUR	10,690	(e)	(62,003)	33,242	(95,245)
3.250(f)	12M CDOR(f)	12/20/28	CAD	6,310	(e)	207,374	158,612	48,762
0.500(d)	12M JYOR(d)	12/20/28	JPY	6,445,000	(e)	256,609	98,438	158,171
4.000(d)	12M SOFR(d)	12/20/28		$2,730	(e)	36,646	10,668	25,978
3M CNRR(c)	2.250(c)	12/20/28	CNY	498,120	(e)	(611,030)	(251,081)	(359,949)
3M KWCDC(c)	3.500(c)	12/20/28	KRW	5,934,680	(e)	(61,002)	(33,244)	(27,758)
12M SOFR(d)	3.750(d)	12/20/28		$14,240	(e)	(347,540)	(201,703)	(145,837)
6M WIBOR(f)	4.250(d)	12/20/28	PLN	6,710	(e)	(14,514)	3,478	(17,992)
3M NZDOR(c)	4.750(f)	12/20/28	NZD	10,390	(e)	(116,658)	(21,598)	(95,060)
12M GBP(d)	4.750(d)	12/20/28	GBP	1,160	(e)	13,128	21,262	(8,134)
4.250(f)	6M AUDOR(f)	12/20/28	AUD	24,120	(e)	135,240	(22,573)	157,813
3.250(d)	6M EURO(f)	12/20/28	EUR	3,770	(e)	19,229	(4,583)	23,812
4.250(d)	6M NIBOR(f)	12/20/28	NOK	46,400	(e)	21,594	8,763	12,831
12M SOFR(d)	3.984(d)	07/31/30		$20,630	(e)	(328,427)	21,395	(349,822)
12M GBP(d)	4.500(d)	12/20/30	GBP	3,490	(e)	24,941	42,486	(17,545)
3.250(d)	6M EURO(f)	12/20/30	EUR	1,020	(e)	5,624	(5,452)	11,076
2.680(d)	12M SOFR(d)	07/28/32		$14,780	(e)	785,299	209,644	575,655
4.250(d)	12M GBP(d)	12/20/32	GBP	3,480	(e)	23,229	(8,457)	31,686
12M JYOR(d)	1.250(d)	08/02/33	JPY	1,646,660	(e)	(70,169)	35,423	(105,592)
1.250(d)	12M JYOR(d)	08/03/33		1,110,000	(e)	47,419	(60,364)	107,783
12M CHFOR(d)	1.750(d)	12/20/33	CHF	5,970	(e)	(37,416)	(20,915)	(16,501)
3.250(f)	12M CDOR(f)	12/20/33	CAD	3,160	(e)	165,083	120,162	44,921
1.000(d)	12M JYOR(d)	12/20/33	JPY	3,737,000	(e)	35,813	(128,958)	164,771
12M EURO(d)	3.000(d)	12/20/33	EUR	3,060	(e)	(47,327)	6,533	(53,860)
3M KWCDC(c)	3.500(c)	12/20/33	KRW	5,195,390	(e)	(104,705)	(43,695)	(61,010)
12M SOFR(d)	3.500(d)	12/20/33		$6,630	(e)	(388,848)	(402,528)	13,680
3.250(d)	3M STIBOR(c)	12/20/33	SEK	38,820	(e)	54,642	8,267	46,375
12M GBP(d)	4.250(d)	12/20/33	GBP	2,340	(e)	(15,299)	6,661	(21,960)
6M AUDOR(f)	4.500(f)	12/20/33	AUD	5,130	(e)	(64,558)	14,967	(79,525)
3M NZDOR(c)	4.750(f)	12/20/33	NZD	4,650	(e)	(89,823)	(3,315)	(86,508)
6M WIBOR(f)	4.750(d)	12/20/33	PLN	3,900	(e)	(14,896)	8,101	(22,997)
3.250(d)	6M EURO(f)	12/20/33	EUR	3,030	(e)	31,505	(25,045)	56,550
4.000(d)	6M NIBOR(f)	12/20/33	NOK	46,260	(e)	63,224	27,018	36,206
3M JIBAR(c)	9.250(c)	12/20/33	ZAR	8,670	(e)	(20,663)	(8,747)	(11,916)
6M AUDOR(f)	4.000(f)	05/17/34	AUD	4,750	(e)	(186,016)	(79,531)	(106,485)
3.000(d)	12M SOFR(d)	05/20/34		$2,370	(e)	217,435	68,933	148,502

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)			Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

6M EURO(f)	3.000%(d)	05/15/35	EUR	15,720	(e)	$ (285,805)	$ (72,265)	$ (213,540)
3.240%(d)	12M SOFR(d)	10/06/35		$17,480	(e)	1,109,040	(132,443)	1,241,483
4.250(d)	12M GBP(d)	12/20/35	GBP	1,420	(e)	12,011	(12,590)	24,601
3.781(d)	12M SOFR(d)	09/22/36		$2,550	(e)	63,316	2,902	60,414
12M SOFR(d)	2.910(d)	07/28/37		37,860	(e)	(1,600,495)	(527,965)	(1,072,530)
6M EURO(f)	2.152(d)	08/09/37	EUR	18,040	(e)	(899,400)	(782,565)	(116,835)
12M SOFR(d)	3.391(d)	05/10/38		$31,740	(e)	(855,511)	(218,666)	(636,845)
12M JYOR(d)	1.500(d)	08/03/38	JPY	1,203,000	(e)	(119,767)	(90,952)	(28,815)
12M GBP(d)	4.250(d)	12/20/38	GBP	1,060	(e)	(10,151)	15,654	(25,805)
1.451(d)	6M EURO(f)	08/10/42	EUR	46,140	(e)	2,333,437	1,384,505	948,932
3.000(d)	6M EURO(f)	12/20/43		350	(e)	16,611	5,439	11,172
2.080(d)	12M SOFR(d)	07/28/47		$37,570	(e)	1,131,883	587,457	544,426
6M EURO(f)	1.051(d)	08/11/47	EUR	27,020	(e)	(1,053,954)	(613,250)	(440,704)
2.564(d)	12M SOFR(d)	05/11/53		$30,030	(e)	799,642	163,798	635,844
2.000(d)	6M EURO(f)	05/17/53	EUR	8,970	(e)	411,546	107,151	304,395
2.500(d)	6M EURO(f)	12/20/53		1,100	(e)	124,746	82,024	42,722
12M GBP(d)	3.000(d)	12/21/62	GBP	470	(e)	(127,028)	3,721	(130,749)

TOTAL						$ (141,801)	$ (847,571)	$ 705,770

(a)	Payments made at maturity.
(b)	Payments made at monthly.
(c)	Payments made quarterly.
(d)	Payments made annually.
(e)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2023.
(f)	Payments made semi-annually.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at September 30, 2023(b)	Termination Date	Notional Amount (000s)		Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)

Protection Purchased:
BASF SE	(1.000)%	0.714%	06/20/28	EUR	1,050	$(14,093)	$(17,254)	$ 3,161
Next Group PLC	(1.000)	1.019	06/20/28		900	508	4,207	(3,699)
Protection Sold:
CDX.NA.IG Index 34	1.000	0.394	06/20/25		$3,125	32,059	19,103	12,956
CDX.NA.IG Index 40	1.000	0.686	06/20/28		8,143	109,444	124,772	(15,328)
Republic of Indonesia, 4.125%, 01/15/25	1.000	0.930	12/20/28		1,740	6,218	11,974	(5,756)
Republic of Peru, 8.750%, 11/21/2033	1.000	0.859	12/20/28		1,150	8,108	9,296	(1,188)
Unibail-Rodamco-Westfield SE, 1.375%, 03/09/26	1.000	0.563	06/20/24	EUR	1,200	4,379	3,379	1,000

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (continued)

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at September 30, 2023(b)	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)

United Mexican States, 4.150%, 03/28/27	1.000%	1.269%	12/20/28	$1,560	$(18,054)	$ (17,205)	$ (849)

TOTAL					$128,569	$138,272	$(9,703)

(a)	Payments made quarterly.
(b)

Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At September 30, 2023, the Fund had the following purchased and written options:

OVER-THE-COUNTER INTEREST RATE SWAPTIONS

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Purchased option contracts
Calls
1Y IRS	Citibank NA	1.977%	12/01/2023	4,610,000	$4,610,000	$241	$104,865	$(104,624)

Puts
3M IRS	JPMorgan Securities, Inc.	5.650	11/02/2023	19,290,000	19,290,000	2,527	6,373	(3,846)
3M IRS	JPMorgan Securities, Inc.	5.150	11/02/2023	19,290,000	19,290,000	51,423	38,749	12,674
3M IRS	JPMorgan Securities, Inc.	5.200	11/03/2023	19,290,000	19,290,000	43,867	37,218	6,649
3M IRS	JPMorgan Securities, Inc.	5.700	11/03/2023	19,290,000	19,290,000	1,676	6,484	(4,808)
3M IRS	MS & Co. Int. PLC	5.650	12/01/2023	18,710,000	18,710,000	5,905	3,742	2,163
3M IRS	MS & Co. Int. PLC	5.150	12/01/2023	18,710,000	18,710,000	49,828	32,742	17,086

				114,580,000	$114,580,000	$155,226	$125,308	$ 29,918

Total purchased option contracts				119,190,000	$119,190,000	$155,467	$230,173	$ (74,706)

Written option contracts
Calls
1M IRS	Citibank NA	3.966	10/10/2023	(3,560,000)	(3,560,000)	(1,823)	(35,466)	33,643
1M IRS	Citibank NA	3.982	10/16/2023	(3,520,000)	(3,520,000)	(5,101)	(32,754)	27,653
1M IRS	Citibank NA	4.170	10/23/2023	(3,520,000)	(3,520,000)	(22,659)	(35,640)	12,981
1M IRS	Citibank NA	3.336	10/25/2023	(3,300,000)	(3,300,000)	(22,284)	(27,022)	4,738
1M IRS	Citibank NA	3.354	10/30/2023	(3,500,000)	(3,500,000)	(28,992)	(33,877)	4,885
1Y IRS	Citibank NA	1.484	12/01/2023	(1,860,000)	(1,860,000)	(97)	(104,979)	104,882
6M IRS	Citibank NA	3.720	03/14/2024	(32,470,000)	(32,470,000)	(57,350)	(73,784)	16,434
6M IRS	Citibank NA	3.744	03/14/2024	(32,470,000)	(32,470,000)	(60,855)	(71,829)	10,974
1M IRS	JPMorgan Securities, Inc.	3.179	10/11/2023	(3,330,000)	(3,330,000)	(2,750)	(31,948)	29,198
1M IRS	JPMorgan Securities, Inc.	3.214	10/18/2023	(3,310,000)	(3,310,000)	(7,243)	(27,991)	20,748
1M IRS	JPMorgan Securities, Inc.	4.295	10/30/2023	(3,510,000)	(3,510,000)	(44,178)	(40,014)	(4,164)
1Y IRS	JPMorgan Securities, Inc.	0.400	01/05/2024	(497,000,000)	(497,000,000)	(4,057)	(15,838)	11,781

				(591,350,000)	$(591,350,000)	$(257,389)	$(531,142)	$ 273,753

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER-THE-COUNTER INTEREST RATE SWAPTIONS (continued)

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Puts
1M IRS	Citibank NA	3.966%	10/10/2023	(3,560,000)	$(3,560,000)	$(87,673)	$(35,466)	$ (52,207)
1M IRS	Citibank NA	3.982	10/16/2023	(3,520,000)	(3,520,000)	(84,757)	(32,754)	(52,003)
1M IRS	Citibank NA	4.170	10/23/2023	(3,520,000)	(3,520,000)	(48,280)	(35,640)	(12,640)
1M IRS	Citibank NA	3.336	10/25/2023	(3,300,000)	(3,300,000)	(37,561)	(27,022)	(10,539)
1M IRS	Citibank NA	3.354	10/30/2023	(3,500,000)	(3,500,000)	(39,231)	(33,877)	(5,354)
6M IRS	Citibank NA	3.720	03/14/2024	(32,470,000)	(32,470,000)	(75,898)	(73,784)	(2,114)
6M IRS	Citibank NA	3.744	03/14/2024	(32,470,000)	(32,470,000)	(71,600)	(71,829)	229
1M IRS	JPMorgan Securities, Inc.	3.179	10/11/2023	(3,330,000)	(3,330,000)	(65,666)	(31,948)	(33,718)
1M IRS	JPMorgan Securities, Inc.	3.214	10/18/2023	(3,310,000)	(3,310,000)	(58,953)	(27,991)	(30,962)
1M IRS	JPMorgan Securities, Inc.	4.295	10/30/2023	(3,510,000)	(3,510,000)	(33,680)	(40,014)	6,334
3M IRS	JPMorgan Securities, Inc.	5.400	11/02/2023	(38,580,000)	(38,580,000)	(35,486)	(33,746)	(1,740)
3M IRS	JPMorgan Securities, Inc.	5.450	11/03/2023	(38,580,000)	(38,580,000)	(26,828)	(32,702)	5,874
3M IRS	MS & Co. Int. PLC	5.400	12/01/2023	(37,420,000)	(37,420,000)	(42,569)	(26,428)	(16,141)

				(207,070,000)	$(207,070,000)	$(708,182)	$(503,201)	$(204,981)

Total written option contracts				(798,420,000)	$(798,420,000)	$(965,571)	$(1,034,343)	$ 68,772

TOTAL				(679,230,000)	$(679,230,000)	$(810,104)	$(804,170)	$ (5,934)

Currency Abbreviations:
AUD	—Australian Dollar
BRL	—Brazil Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
CNY	—Chinese Yuan Renminbi
COP	—Colombia Peso
CZK	—Czech Republic Koruna
EUR	—Euro
GBP	—British Pound
IDR	—Indonesia Rupiah
ILS	—Israeli Shekel
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysia Ringgit
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PEN	—Peru Nuevo Sol
PLN	—Polish Zloty
RON	—Romania New Leu
SEK	—Swedish Krona
SGD	—Singapore Dollar
THB	—Thailand Baht
USD	—U.S. Dollar
ZAR	—South African Rand

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

Investment Abbreviations:
CLO	—Collateralized Loan Obligation
CMT	—Constant Maturity Treasury Indexes
ETF	—Exchange Traded Fund
ICE	—Inter-Continental Exchange
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
MTA	—Monthly Treasury Average
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust
REMICS	—Real Estate Mortgage Investment Conduits
SOFR	—Secured Overnight Funding Rate
STACR	—Structured Agency Credit Risk

Abbreviations:
1M BID Avg	—1 Month Brazilian Interbank Deposit Average
1M IRS	—1 Month Interest Rate Swaptions
1Y IRS	—1 Year Interest Rate Swaptions
3M IRS	—3 Months Interest Rate Swaptions
6M IRS	—6 Months Interest Rate Swaptions
AUDOR	—Australian Dollar Offered Rate
CDOR	—Canadian Dollar Offered Rate
CHFOR	—Swiss Franc Offered Rate
EURO	—Euro Offered Rate
JIBAR	—Johannesburg Interbank Agreed Rate
JYOR	—Japanese Yen Offered Rate
KLIBOR	—Kuala Lumpur Interbank Offered Rate
KWCDC	—South Korean Won Certificate of Deposit
NIBOR	—Norwegian Interbank Offered Rate
NZDOR	—New Zealand Dollar Offered Rate
SOFR	—Secured Overnight Funding Rate
STIBOR	—Stockholm Interbank Offered Rate
WIBOR	—Warsaw Interbank Offered Rate

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME FUND

Schedule of Investments September 30, 2023 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – 74.9%

Aerospace & Defense – 1.8%
Boeing Co.(a)
$90,000	5.150%	05/01/30	$85,995
25,000	3.250	02/01/35	19,190
90,000	5.805	05/01/50	81,488
Howmet Aerospace, Inc.
220,000	5.950	02/01/37	206,501
TransDigm, Inc.(a)
130,000	5.500	11/15/27	122,008
40,000	4.625	01/15/29	34,886
270,000	4.875	05/01/29	237,179
Triumph Group, Inc.(a)
270,000	7.750	08/15/25	256,519

			1,043,766

Agriculture – 0.2%
MHP Lux SA
200,000	6.950	04/03/26	138,000

Airlines(b) – 0.9%
Allegiant Travel Co.(a)
70,000	7.250	08/15/27	65,829
American Airlines, Inc./AAdvantage Loyalty IP Ltd.
181,000	5.750	04/20/29	168,288
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd.(a)
118,352	6.500	06/20/27	117,471
United Airlines, Inc.(a)
165,000	4.375	04/15/26	152,683

			504,271

Automotive – 1.9%
Dealer Tire LLC/DT Issuer LLC(a)(b)
374,000	8.000	02/01/28	350,666
Ford Motor Co.
130,000	4.750	01/15/43	94,848
Ford Motor Credit Co. LLC(a)
235,000	4.950	05/28/27	220,590
General Motors Co.(a)
175,000	6.125	10/01/25	174,648
General Motors Financial Co., Inc.(a)
150,000	5.650	01/17/29	145,311
Hyundai Capital America(a)(b)
155,000	6.200	09/21/30	152,471

			1,138,534

Banks – 14.3%
Banco do Brasil SA(a)(c) (10 yr. CMT + 4.398%)
400,000	6.250	04/15/24	369,160
Banco Mercantil del Norte SA(a)(c) (10 yr. CMT + 5.353%)
400,000	7.625	01/10/28	368,264
Banco Santander SA
400,000	2.749	12/03/30	298,472
200,000	6.921	08/08/33	191,334
Bank of America Corp.(a)(c)
(3 mo. USD Term SOFR + 1.252%)
50,000	2.496	02/13/31	40,085
(3 mo. USD Term SOFR + 1.332%)
375,000	3.970	03/05/29	343,387

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
(3 mo. USD Term SOFR + 1.572%)
$100,000	4.271%		07/23/29	$92,116
(Secured Overnight Financing Rate + 1.220%)
125,000	2.651		03/11/32	98,174
(Secured Overnight Financing Rate + 1.530%)
200,000	1.898		07/23/31	151,882
(Secured Overnight Financing Rate + 1.630%)
200,000	5.202		04/25/29	192,436
(Secured Overnight Financing Rate + 2.150%)
275,000	2.592		04/29/31	220,814
Bank of New York Mellon Corp.(a)(c) (Secured Overnight Financing Rate + 1.755%)
15,000	4.596		07/26/30	14,119
Barclays PLC(a)
250,000	4.337		01/10/28	231,595
(Secured Overnight Financing Rate + 2.714%)
225,000	2.852	(c)	05/07/26	212,333
BBVA Bancomer SA(a)(c) (5 yr. CMT + 2.650%)
200,000	5.125		01/18/33	171,560
BNP Paribas SA(a)(b)(c) (Secured Overnight Financing Rate + 1.004%)
200,000	1.323		01/13/27	179,088
Citigroup, Inc.
475,000	4.125		07/25/28	431,675
(Secured Overnight Financing Rate + 1.422%)
100,000	2.976	(a)(c)	11/05/30	83,521
Fifth Third Bancorp(a)(c) (Secured Overnight Financing Rate Index + 2.127%)
100,000	4.772		07/28/30	90,712
Freedom Mortgage Corp.(a)(b)
178,000	7.625		05/01/26	165,912
HSBC Holdings PLC(a)(c) (Secured Overnight Financing Rate + 1.538%)
200,000	1.645		04/18/26	185,812
Itau Unibanco Holding SA(a)(c) (5 yr. CMT + 3.981%)
200,000	7.721		12/12/23	193,600
JPMorgan Chase & Co.(a)(c)
(3 mo. USD Term SOFR + 1.207%)
375,000	3.509		01/23/29	340,121
(3 mo. USD Term SOFR + 2.515%)
50,000	2.956		05/13/31	41,157
(3 mo. USD Term SOFR + 3.125%)
111,000	4.600		02/01/25	103,957
M&T Bank Corp.(a)(c) (Secured Overnight Financing Rate + 1.850%)
100,000	5.053		01/27/34	86,643
Macquarie Bank Ltd.(a)(b)(c) (5 yr. CMT + 1.700%)
200,000	3.052		03/03/36	149,050
Morgan Stanley(a)(c) (3 mo. USD Term SOFR + 1.890%)
25,000	4.431		01/23/30	23,088
(Secured Overnight Financing Rate + 1.034%)
100,000	1.794		02/13/32	74,020
(Secured Overnight Financing Rate + 1.143%)
600,000	2.699		01/22/31	489,618
(Secured Overnight Financing Rate + 1.590%)
165,000	5.164		04/20/29	158,699

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS INCOME FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
(Secured Overnight Financing Rate + 1.610%)
$200,000	4.210%		04/20/28	$187,942
NatWest Group PLC(a)(c) (3 mo. USD LIBOR + 1.762%)
225,000	4.269		03/22/25	222,602
PNC Financial Services Group, Inc.(a)(c) (5 yr. CMT + 3.238%)
310,000	6.200		09/15/27	286,269
Popular, Inc.(a)
165,000	7.250		03/13/28	164,782
Truist Financial Corp.(a) (10 yr. CMT + 4.349%)
316,000	5.100	(c)	03/01/30	270,701
(Secured Overnight Financing Rate + 2.050%)
25,000	6.047		06/08/27	24,717
Turkiye Vakiflar Bankasi TAO(b)
200,000	6.500		01/08/26	192,808
UBS Group AG
250,000	4.550		04/17/26	240,172
(1 yr. CMT + 1.100%)
200,000	2.746	(a)(b)(c)	02/11/33	150,810
Wells Fargo & Co.
300,000	4.300		07/22/27	282,621
125,000	4.150	(a)	01/24/29	114,741
(5 yr. CMT + 3.606%)
100,000	7.625	(a)(c)	09/15/28	101,229
(Secured Overnight Financing Rate + 2.100%)
155,000	4.897	(a)(c)	07/25/33	140,317
Yapi ve Kredi Bankasi AS(a)(b)(c) (5 yr. USD Swap + 11.245%)
200,000	13.875		01/15/24	202,946

				8,375,061

Beverages(a) – 0.6%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.
150,000	4.700		02/01/36	137,447
Constellation Brands, Inc.
100,000	3.150		08/01/29	87,629
Keurig Dr Pepper, Inc.
176,000	3.200		05/01/30	151,490

				376,566

Biotechnology – 0.5%
Amgen, Inc.(a)
150,000	5.250		03/02/30	146,493
150,000	5.250		03/02/33	143,349

				289,842

Building Materials(a) – 0.9%
Carrier Global Corp.
150,000	2.722		02/15/30	125,055
Cornerstone Building Brands, Inc.(b)
167,000	6.125		01/15/29	126,828
CP Atlas Buyer, Inc.(b)
198,000	7.000		12/01/28	156,188
Johnson Controls International PLC/Tyco Fire & Security Finance SCA
25,000	4.900		12/01/32	23,849

Principal Amount		Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Building Materials(a) – (continued)
Standard Industries, Inc.(b)
	$150,000	4.375%	07/15/30	$124,239

				556,159

Chemicals(a)(b) – 2.0%
ASP Unifrax Holdings, Inc.
	60,000	5.250	09/30/28	42,727
Avient Corp.
	115,000	7.125	08/01/30	112,968
Axalta Coating Systems LLC
	250,000	3.375	02/15/29	207,757
Chemours Co.
	205,000	4.625	11/15/29	165,025
Ingevity Corp.
	125,000	3.875	11/01/28	103,038
International Flavors & Fragrances, Inc.
	275,000	2.300	11/01/30	206,904
Minerals Technologies, Inc.
	210,000	5.000	07/01/28	192,266
WR Grace Holdings LLC
	150,000	5.625	08/15/29	120,987

				1,151,672

Coal(a) – 0.0%
Teck Resources Ltd.
	25,000	3.900	07/15/30	21,712

Commercial Services – 2.3%
Adani Ports & Special Economic Zone Ltd.
	250,000	3.375	07/24/24	241,510
Alarm.com Holdings, Inc.(d)
	15,000	0.000	01/15/26	12,960
Allied Universal Holdco LLC/Allied Universal Finance Corp.(a)(b)
	170,000	6.000	06/01/29	127,403
APi Group DE, Inc.(a)(b)
	238,000	4.125	07/15/29	201,850
	32,000	4.750	10/15/29	28,100
APX Group, Inc.(a)(b)
	199,000	5.750	07/15/29	167,894
CoStar Group, Inc.(a)(b)
	75,000	2.800	07/15/30	60,192
Garda World Security Corp.(a)(b)
	50,000	7.750	02/15/28	49,082
Quanta Services, Inc.(a)
	61,000	2.900	10/01/30	49,745
Verisure Holding AB(a)(b)
EUR	125,000	3.250	02/15/27	118,768
Verisure Midholding AB(a)
	200,000	5.250	02/15/29	185,547
VT Topco, Inc.(a)(b)
	$135,000	8.500	08/15/30	133,661

				1,376,712

Computers – 0.6%
Dell International LLC/EMC Corp.(a)
	129,000	6.020	06/15/26	129,396
	25,000	5.300	10/01/29	24,256

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Computers – (continued)
KBR, Inc.(a)(b)
$71,000	4.750%	09/30/28	$63,210
Presidio Holdings, Inc.(a)(b)
25,000	8.250	02/01/28	23,874
Unisys Corp.(a)(b)
80,000	6.875	11/01/27	59,898
Virtusa Corp.(a)(b)
62,000	7.125	12/15/28	50,075

			350,709

Distribution & Wholesale(a)(b) – 0.4%
BCPE Empire Holdings, Inc.
246,000	7.625	05/01/27	233,488

Diversified Financial Services – 5.6%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust(a)
175,000	6.500	07/15/25	175,086
AG Issuer LLC(a)(b)
228,000	6.250	03/01/28	213,020
AG TTMT Escrow Issuer LLC(a)(b)
30,000	8.625	09/30/27	30,217
Air Lease Corp.(a)
75,000	2.875	01/15/26	69,749
320,000	3.750	06/01/26	301,574
Ally Financial, Inc.(a)(c) (7 yr. CMT + 3.481%)
295,000	4.700	05/15/28	182,900
Aviation Capital Group LLC(a)(b)
75,000	1.950	01/30/26	67,316
Avolon Holdings Funding Ltd.(a)(b)
60,000	3.950	07/01/24	58,751
100,000	2.875	02/15/25	94,353
50,000	4.250	04/15/26	47,038
Global Aircraft Leasing Co. Ltd.(a)(b)(e) (PIK 7.250%, Cash 6.500%)
94,581	6.500	09/15/24	90,093
Icahn Enterprises LP/Icahn Enterprises Finance Corp.(a)
185,000	4.750	09/15/24	178,183
Macquarie Airfinance Holdings Ltd.(a)(b)
100,000	8.125	03/30/29	100,109
Midcap Financial Issuer Trust(a)(b)
200,000	6.500	05/01/28	173,500
Nationstar Mortgage Holdings, Inc.(a)(b)
132,000	5.500	08/15/28	116,449
Navient Corp.(a)
196,000	5.500	03/15/29	164,656
135,000	9.375	07/25/30	133,075
NFP Corp.(a)(b)
354,000	6.875	08/15/28	303,396
OneMain Finance Corp.(a)
164,000	4.000	09/15/30	123,182
Oxford Finance LLC/Oxford Finance Co.-Issuer II, Inc.(a)(b)
105,000	6.375	02/01/27	98,057
United Wholesale Mortgage LLC(a)(b)
175,000	5.500	11/15/25	166,463
138,000	5.500	04/15/29	116,604
VistaJet Malta Finance PLC/Vista Management Holding, Inc.(a)(b)
75,000	7.875	05/01/27	64,589

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Diversified Financial Services – (continued)
$275,000	6.375%		02/01/30	$212,457

				3,280,817

Electrical – 1.3%
AES Panama Generation Holdings SRL(a)
396,419	4.375		05/31/30	336,754
American Electric Power Co., Inc.(a)
25,000	2.300		03/01/30	20,063
Pacific Gas & Electric Co.(a)
25,000	2.100		08/01/27	21,348
50,000	2.500		02/01/31	37,968
Pike Corp.(a)(b)
290,000	5.500		09/01/28	254,344
Vistra Operations Co. LLC(a)(b)
50,000	3.550		07/15/24	48,792
60,000	4.300		07/15/29	52,413

				771,682

Electronics(a)(b) – 0.4%
Imola Merger Corp.
245,000	4.750		05/15/29	214,451

Engineering & Construction – 1.6%
Aeropuerto Internacional de Tocumen SA(a)(b)
210,000	4.000		08/11/41	162,876
Arcosa, Inc.(a)(b)
125,000	4.375		04/15/29	109,192
Global Infrastructure Solutions, Inc.(a)(b)
135,000	5.625		06/01/29	111,310
105,000	7.500		04/15/32	89,723
IHS Netherlands Holdco BV(a)
200,000	8.000		09/18/27	166,718
Mexico City Airport Trust(a)
400,000	5.500		10/31/46	304,000

				943,819

Entertainment(a)(b) – 0.6%
Cinemark USA, Inc.
190,000	5.875		03/15/26	183,228
SeaWorld Parks & Entertainment, Inc.
190,000	5.250		08/15/29	166,820

				350,048

Environmental(a)(b) – 0.9%
GFL Environmental, Inc.
221,000	4.000		08/01/28	193,103
Waste Pro USA, Inc.
349,000	5.500		02/15/26	326,340

				519,443

Food & Drug Retailing – 0.8%
H-Food Holdings LLC/Hearthside Finance Co., Inc.(a)(b)
230,000	8.500		06/01/26	57,495
Kraft Heinz Foods Co.
205,000	6.875		01/26/39	215,072
101,000	5.500	(a)	06/01/50	91,850

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS INCOME FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Food & Drug Retailing – (continued)
U.S. Foods, Inc.(a)(b)
	$135,000	4.625%	06/01/30	$117,368

				481,785

Hand/Machine Tools(a)(b) – 0.2%
Regal Rexnord Corp.
	105,000	6.300	02/15/30	101,751

Healthcare Providers & Services – 2.0%
CAB SELAS(a)(b)
EUR	150,000	3.375	02/01/28	132,421
Chrome Holdco SAS(a)(b)
	100,000	5.000	05/31/29	79,829
CHS/Community Health Systems, Inc.(a)(b)
	$149,000	4.750	02/15/31	105,769
DaVita, Inc.(a)(b)
	201,000	3.750	02/15/31	152,967
Laboratoire Eimer Selas(a)(b)
EUR	100,000	5.000	02/01/29	82,466
LifePoint Health, Inc.(a)(b)
	$70,000	11.000	10/15/30	70,000
Medline Borrower LP(a)(b)
	260,000	3.875	04/01/29	219,684
	180,000	5.250	10/01/29	155,606
Tenet Healthcare Corp.(a)
	96,000	6.125	10/01/28	90,094
	99,000	6.125	06/15/30	92,998

				1,181,834

Home Builders(a) – 0.6%
KB Home
	120,000	7.250	07/15/30	118,032
LGI Homes, Inc.(b)
	315,000	4.000	07/15/29	251,178

				369,210

Housewares(a) – 0.4%
Newell Brands, Inc.
	120,000	6.500	04/01/46	88,793
Scotts Miracle-Gro Co.
	164,000	4.000	04/01/31	126,186

				214,979

Insurance – 1.6%
Acrisure LLC/Acrisure Finance, Inc.(a)(b)
	60,000	10.125	08/01/26	61,347
	250,000	4.250	02/15/29	209,515
	210,000	6.000	08/01/29	176,675
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer(a)(b)
	119,000	6.750	10/15/27	110,907
American International Group, Inc.(a)
	25,000	3.400	06/30/30	21,416
AssuredPartners, Inc.(a)(b)
	70,000	5.625	01/15/29	60,458
BroadStreet Partners, Inc.(a)(b)
	300,000	5.875	04/15/29	264,609

Principal Amount		Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Insurance – (continued)
Equitable Holdings, Inc.(a)
	$60,000	4.350%	04/20/28	$55,794

				960,721

Internet – 1.7%
Expedia Group, Inc.(a)
	167,000	4.625	08/01/27	159,261
	21,000	2.950	03/15/31	16,878
Getty Images, Inc.(a)(b)
	358,000	9.750	03/01/27	357,434
Match Group Holdings II LLC(a)(b)
	167,000	3.625	10/01/31	131,671
Meta Platforms, Inc.(a)
	105,000	5.750	05/15/63	98,900
Prosus NV(a)(b)
EUR	120,000	2.031	08/03/32	88,350
United Group BV(a)(b)
	175,000	4.625	08/15/28	157,150

				1,009,644

Investment Companies(a)(b) – 0.3%
JAB Holdings BV
	$250,000	2.200	11/23/30	190,068

Iron/Steel(a) – 0.2%
Metinvest BV
	200,000	8.500	04/23/26	141,000

Leisure Time(a)(b) – 0.6%
Carnival Corp.
	40,000	7.000	08/15/29	39,467
MajorDrive Holdings IV LLC
	205,000	6.375	06/01/29	169,539
TUI Cruises GmbH
EUR	125,000	6.500	05/15/26	124,888

				333,894

Lodging – 0.7%
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Escrow, Inc.(a)(b)
	$230,000	5.000	06/01/29	199,773
Marriott International, Inc.(a)
	100,000	5.000	10/15/27	97,318
	50,000	4.900	04/15/29	47,657
Marriott Ownership Resorts, Inc.(a)(b)
	60,000	4.500	06/15/29	50,283

				395,031

Machinery - Construction & Mining(a)(b) – 0.3%
Vertiv Group Corp.
	167,000	4.125	11/15/28	146,736

Machinery-Diversified(a) – 1.5%
Husky III Holding Ltd.(b)(e)
	30,000	13.000	02/15/25	29,753
Otis Worldwide Corp.
	325,000	2.565	02/15/30	269,418
Titan Acquisition Ltd./Titan Co.-Borrower LLC(b)
	401,000	7.750	04/15/26	392,896

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Machinery-Diversified(a) – (continued)
TK Elevator Holdco GmbH(b)
	$228,000	7.625%		07/15/28	$208,937

					901,004

Media – 4.1%
Altice Financing SA(a)(b)
	200,000	5.000		01/15/28	170,504
CCO Holdings LLC/CCO Holdings Capital Corp.(a)(b)
	375,000	4.750		02/01/32	300,022
Charter Communications Operating LLC/Charter Communications Operating Capital(a)
	225,000	3.750		02/15/28	202,804
Directv Financing LLC/Directv Financing Co.-Obligor, Inc.(a)(b)
	239,000	5.875		08/15/27	211,403
DISH DBS Corp.
	133,000	7.750		07/01/26	99,641
	135,000	5.250	(a)(b)	12/01/26	114,724
	180,000	7.375	(a)	07/01/28	113,729
iHeartCommunications, Inc.(a)
	190,000	8.375		05/01/27	136,207
Scripps Escrow, Inc.(a)(b)
	240,000	5.875		07/15/27	176,983
Sinclair Television Group, Inc.(a)(b)
	110,000	5.125		02/15/27	89,216
Sirius XM Radio, Inc.(b)
	415,000	3.875		09/01/31	314,317
Townsquare Media, Inc.(a)(b)
	210,000	6.875		02/01/26	197,492
Urban One, Inc.(a)(b)
	265,000	7.375		02/01/28	227,312
Ziggo Bond Co. BV(a)(b)
EUR	100,000	3.375		02/28/30	77,744

					2,432,098

Miscellaneous Manufacturing – 0.4%
General Electric Co.
	$125,000	5.875		01/14/38	126,021
Hillenbrand, Inc.(a)
	154,000	3.750		03/01/31	123,305

					249,326

Multi-National(a)(b) – 0.6%
Banque Ouest Africaine de Developpement
EUR	480,000	2.750		01/22/33	357,093

Oil Field Services – 4.3%
Cenovus Energy, Inc.
	$11,000	6.750		11/15/39	10,972
Civitas Resources, Inc.(a)(b)
	105,000	5.000		10/15/26	98,472
	65,000	8.375		07/01/28	66,130
Ecopetrol SA(a)
	240,000	6.875		04/29/30	218,160
Marathon Petroleum Corp.(a)
	50,000	3.800		04/01/28	45,962
Matador Resources Co.(a)(b)
	150,000	6.875		04/15/28	147,003

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Oil Field Services – (continued)
MEG Energy Corp.(a)(b)
$140,000	5.875%	02/01/29	$130,718
Nabors Industries, Inc.(a)(b)
420,000	7.375	05/15/27	407,400
Noble Finance II LLC(a)(b)
85,000	8.000	04/15/30	86,023
Occidental Petroleum Corp.(a)
200,000	5.550	03/15/26	197,506
Permian Resources Operating LLC(a)(b)
40,000	7.000	01/15/32	39,458
Sitio Royalties Operating Partnership LP/Sitio Finance Corp.(a)(b)
110,000	7.875	11/01/28	110,269
Southwestern Energy Co.(a)
115,000	4.750	02/01/32	98,655
TechnipFMC PLC(a)(b)
245,000	6.500	02/01/26	241,183
Transocean Poseidon Ltd.(a)(b)
60,000	6.875	02/01/27	59,015
Transocean Titan Financing Ltd.(a)(b)
45,000	8.375	02/01/28	45,765
Transocean, Inc.(a)(b)
288,000	11.500	01/30/27	301,968
19,000	8.750	02/15/30	19,423
USA Compression Partners LP/USA Compression Finance Corp.(a)
211,000	6.875	04/01/26	206,742

			2,530,824

Packaging(b) – 0.5%
Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co.-Issuer LLC(a)
228,000	6.000	09/15/28	199,181
Sealed Air Corp.
113,000	6.875	07/15/33	109,789

			308,970

Pharmaceuticals – 0.4%
AdaptHealth LLC(a)(b)
65,000	6.125	08/01/28	56,224
120,000	4.625	08/01/29	92,400
80,000	5.125	03/01/30	62,181

			210,805

Pipelines – 5.5%
Cheniere Energy Partners LP(a)(b)
40,000	5.950	06/30/33	38,582
CNX Midstream Partners LP(a)(b)
95,000	4.750	04/15/30	79,504
Columbia Pipelines Operating Co. LLC(a)(b)
125,000	6.036	11/15/33	122,119
CQP Holdco LP/BIP-V Chinook Holdco LLC(a)(b)
360,000	5.500	06/15/31	318,985
Energy Transfer LP(a)
175,000	5.250	04/15/29	167,776
Global Partners LP/GLP Finance Corp.(a)
345,000	6.875	01/15/29	320,833

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS INCOME FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Pipelines – (continued)
Hess Midstream Operations LP(a)(b)
$70,000	5.500%		10/15/30	$63,592
Howard Midstream Energy Partners LLC(a)(b)
205,000	6.750		01/15/27	194,752
80,000	8.875		07/15/28	80,753
Kinetik Holdings LP(a)(b)
175,000	5.875		06/15/30	164,008
MPLX LP(a)
135,000	4.000		03/15/28	124,693
75,000	2.650		08/15/30	60,520
NuStar Logistics LP(a)
185,000	6.375		10/01/30	175,334
ONEOK, Inc.(a)
50,000	6.350		01/15/31	50,212
Plains All American Pipeline LP/PAA Finance Corp.(a)
150,000	3.800		09/15/30	128,677
Summit Midstream Holdings LLC/Summit Midstream Finance Corp.(a)
265,000	5.750		04/15/25	247,664
269,000	9.000	(b)(f)	10/15/26	258,504
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.(a)(b)
50,000	6.000		12/31/30	44,135
Targa Resources Partners LP/Targa Resources Partners Finance Corp.(a)
160,000	4.875		02/01/31	142,817
262,000	4.000		01/15/32	219,999
Venture Global LNG, Inc.(a)(b)
205,000	8.125		06/01/28	203,005

				3,206,464

Real Estate Investment Trust – 0.7%
Agree LP(a)
25,000	2.900		10/01/30	20,177
Prologis LP(a)
25,000	1.750		07/01/30	19,421
Realty Income Corp.(a)
50,000	2.850		12/15/32	38,861
Regency Centers LP(a)
60,000	2.950		09/15/29	50,995
Spirit Realty LP(a)
60,000	4.000		07/15/29	53,068
Trust Fibra Uno(a)
200,000	4.869		01/15/30	169,166
WP Carey, Inc.(a)
60,000	3.850		07/15/29	52,892
25,000	2.400		02/01/31	19,361

				423,941

Retailing – 2.9%
Asbury Automotive Group, Inc.(a)(b)
117,000	4.625		11/15/29	100,427
65,000	5.000		02/15/32	53,880
Foundation Building Materials, Inc.(a)(b)
176,000	6.000		03/01/29	146,011
Group 1 Automotive, Inc.(a)(b)
70,000	4.000		08/15/28	60,694

Principal Amount		Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Retailing – (continued)
GYP Holdings III Corp.(a)(b)
	$115,000	4.625%	05/01/29	$99,030
Ken Garff Automotive LLC(a)(b)
	190,000	4.875	09/15/28	163,788
LCM Investments Holdings II LLC(a)(b)
	267,000	4.875	05/01/29	225,994
Penske Automotive Group, Inc.(a)
	189,000	3.750	06/15/29	158,932
Sonic Automotive, Inc.(a)(b)
	82,000	4.625	11/15/29	67,805
	95,000	4.875	11/15/31	75,553
Specialty Building Products Holdings LLC/SBP Finance Corp.(a)(b)
	215,000	6.375	09/30/26	201,640
SRS Distribution, Inc.(a)(b)
	100,000	6.125	07/01/29	85,251
	134,000	6.000	12/01/29	113,034
Tractor Supply Co.(a)
	75,000	1.750	11/01/30	56,988
Yum! Brands, Inc.(a)(b)
	88,000	4.750	01/15/30	79,001

				1,688,028

Semiconductors – 1.2%
Broadcom, Inc.(a)(b)
	87,000	3.469	04/15/34	68,231
	344,000	3.137	11/15/35	250,704
	400,000	3.187	11/15/36	286,864
NXP BV/NXP Funding LLC/NXP USA, Inc.(a)
	100,000	3.400	05/01/30	85,463

				691,262

Software – 2.9%
AthenaHealth Group, Inc.(a)(b)
	147,000	6.500	02/15/30	122,758
Castle U.S. Holding Corp.(a)(b)
	362,000	9.500	02/15/28	193,999
Clarivate Science Holdings Corp.(a)(b)
	237,000	3.875	07/01/28	205,503
	204,000	4.875	07/01/29	173,863
Elastic NV(a)(b)
	160,000	4.125	07/15/29	136,155
Oracle Corp.(a)
	125,000	2.875	03/25/31	102,110
	450,000	6.250	11/09/32	455,297
TeamSystem SpA(a)(b)
EUR	350,000	3.500	02/15/28	317,544

				1,707,229

Telecommunication Services – 2.4%
Altice France SA(a)(b)
	100,000	2.125	02/15/25	99,564
AT&T, Inc.(a)
	$75,000	2.750	06/01/31	60,079
	202,000	2.550	12/01/33	148,272
	175,000	4.900	08/15/37	151,574
	25,000	5.150	11/15/46	20,823

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Telecommunication Services – (continued)
$25,000	3.650%		06/01/51	$16,109
25,000	3.500		09/15/53	15,447
Bharti Airtel Ltd.(a)(b)
360,000	3.250		06/03/31	296,377
Frontier Communications Holdings LLC(a)(b)
83,000	5.000		05/01/28	70,942
Intelsat Jackson Holdings SA(d)(g)(h)
450,000	0.000		08/01/23	—
Sprint Capital Corp.
125,000	8.750		03/15/32	144,713
T-Mobile USA, Inc.(a)
250,000	2.050		02/15/28	215,162
167,000	3.875		04/15/30	147,823

				1,386,885

Transportation – 1.3%
Cargo Aircraft Management, Inc.(a)(b)
80,000	4.750		02/01/28	71,786
MV24 Capital BV
504,354	6.748		06/01/34	443,201
Rand Parent LLC(a)(b)
155,000	8.500		02/15/30	143,352
XPO Escrow Sub LLC(a)(b)
110,000	7.500		11/15/27	111,109

				769,448

TOTAL CORPORATE OBLIGATIONS (Cost $50,859,382)				$44,026,782

Mortgage-Backed Obligations – 17.9%

Collateralized Mortgage Obligations(a) – 1.4%
Interest Only(i) – 0.4%
Government National Mortgage Association REMICS Series 2018-124, Class SN (-1X 1 mo. USD Term SOFR + 6.086%)
$143,187	0.761	%(c)	09/20/48	$11,557
Government National Mortgage Association REMICS Series 2019-110, Class PS (-1X 1 mo. USD Term SOFR + 5.936%)
357,982	0.611	(c)	09/20/49	29,553
Government National Mortgage Association REMICS Series 2019-153, Class EI
350,891	4.000		12/20/49	65,909
Government National Mortgage Association REMICS Series 2020-146, Class KI
605,115	2.500		10/20/50	79,165
Government National Mortgage Association REMICS Series 2020-21, Class SA (-1X 1 mo. USD Term SOFR + 5.936%)
180,404	0.611	(c)	02/20/50	15,431
Government National Mortgage Association REMICS Series 2020-55, Class AS (-1X 1 mo. USD Term SOFR + 5.936%)
264,977	0.611	(c)	04/20/50	22,255

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Interest Only(i) – (continued)
Government National Mortgage Association REMICS Series 2020-61, Class GI
$145,205	5.000%	05/20/50	$29,762
Government National Mortgage Association REMICS Series 2020-7, Class GI
64,335	4.000	01/20/50	11,626

			265,258

Sequential Floating Rate(b)(c) – 1.0%
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2021-DNA1, Class M2 (30 Day USD SOFR Average + 1.800%)
29,605	7.115	01/25/51	29,678
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2021-DNA3, Class M2 (30 day USD SOFR Average + 2.100%)
100,000	7.415	10/25/33	100,075
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2022-DNA4, Class M1A (30 day USD SOFR Average + 2.200%)
124,915	7.515	05/25/42	126,333
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 22-HQA2, Class M1B (30 day USD SOFR Average + 4.000%)
100,000	9.315	07/25/42	104,446
Federal National Mortgage Association Connecticut Avenue Securities Series 2022-R05, Class 2B1 (30 day USD SOFR Average + 4.500%)
95,000	9.815	04/25/42	97,989
Federal National Mortgage Association Connecticut Avenue Securities Series 2022-R05, Class 2M2 (30 Day USD SOFR Average + 3.000%)
85,000	8.315	04/25/42	86,244
Federal National Mortgage Association Connecticut Avenue Securities Series 2022-R08, Class 1M2 (30 day USD SOFR Average + 3.600%)
30,000	8.915	07/25/42	30,925
Federal National Mortgage Association Connecticut Avenue Securities Series 2023-R05, Class 1M2 (30 Day USD SOFR Average + 3.100%)
25,000	8.415	06/25/43	25,640

			601,330

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			866,588

Federal Agencies(j) – 16.5%
Government National Mortgage Association – 6.4%
$1,000,000	4.500%	TBA-30yr	$923,664
3,000,000	5.000	TBA-30yr	2,843,662

			3,767,326

Uniform Mortgage-Backed Security – 10.1%
1,000,000	4.000	TBA-30yr	890,625

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS INCOME FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Uniform Mortgage-Backed Security – (continued)
	$5,000,000	6.500%	TBA-30yr	$5,023,899

				5,914,524

TOTAL FEDERAL AGENCIES				$9,681,850

TOTAL MORTGAGE-BACKED OBLIGATIONS (Cost $10,653,646)				$10,548,438

Bank Loans(c)(k) – 7.0%

Aerospace & Defense – 0.4%
ADS Tactical, Inc. (1 mo. USD Term SOFR + 5.750%)
	$256,513	11.181%	03/19/26	$251,062

Automotive – 0.6%
First Brands Group LLC (3 mo. USD Term SOFR + 8.500%)
	250,000	14.381	03/30/28	234,583
(6 mo. USD Term SOFR + 5.000%)
	129,749	10.881	03/30/27	127,802

				362,385

Building & Construction – 0.4%
Energize HoldCo LLC (1 mo. USD Term SOFR + 3.750%)
	172,375	9.181	12/08/28	169,898
(1 mo. USD Term SOFR + 6.750%)
	75,000	12.181 (h)	12/07/29	70,125

				240,023

Building Materials – 0.9%
Chamberlain Group, Inc. (1 mo. USD Term SOFR + 3.250%)
	343,875	8.661	11/03/28	338,232
Icebox Holdco III, Inc. (3 mo. USD Term SOFR + 3.750%)
	172,088	9.402	12/22/28	170,798
(3 mo. USD Term SOFR + 6.750%)
	50,000	12.402	12/21/29	45,000

				554,030

Capital Goods - Others – 0.4%
Engineered Machinery Holdings, Inc. (3 mo. EUR EURIBOR + 3.750%)
EUR	73,500	7.722	05/21/28	77,208
(3 mo. USD Term SOFR + 3.500%)
	$186,294	9.152	05/19/28	185,130

				262,338

Diversified Financial Services – 0.6%
DRW Holdings LLC (1 mo. USD Term SOFR + 3.750%)
	367,500	9.181	03/01/28	366,427

Entertainment – 0.6%
Arcis Golf LLC (1 mo. USD Term SOFR + 4.250%)
	172,375	9.681	11/24/28	172,375

Principal Amount		Interest Rate	Maturity Date	Value

Bank Loans(c)(k) – (continued)

Entertainment – (continued)
Cinemark USA, Inc. (1 mo. USD Term SOFR + 3.750%)
	$149,250	9.088%	05/24/30	$148,908

				321,283

Machinery – 0.0%
Clark Equipment Co. (3 mo. USD Term SOFR + 2.500%)
	21,684	7.990	04/20/29	21,663

Media - Cable – 0.3%
DirecTV Financing LLC (1 mo. USD Term SOFR + 5.000%)
	184,500	10.431	08/02/27	180,092

Media - Non Cable – 0.2%
Entercom Media Corp. (3 mo. USD Term SOFR + 2.500%)
	225,000	8.131	11/18/24	95,450

Metals & Mining – 0.3%
Grinding Media, Inc. (3 mo. USD Term SOFR + 4.000%)
	196,000	9.530	10/12/28	194,040

Packaging – 0.3%
LABL, Inc. (1 mo. USD Term SOFR + 5.000%)
	147,375	10.416	10/29/28	146,768

Retailers(h) – 0.3%
TruGreen Ltd. Partnership (3 mo. USD Term SOFR + 8.500%)
	210,000	14.131	11/02/28	144,900

Technology – 0.4%
Syndigo LLC (1 mo. USD Term SOFR + 4.500%)
	219,375	9.935	12/15/27	204,567

Technology - Software/Services – 0.8%
DCert Buyer, Inc. (1 mo. USD Term SOFR + 7.000%)
	325,000	12.316	02/19/29	302,793
Loyalty Ventures, Inc.(g)(h) (3 mo. U.S. (Fed) Prime Rate + 5.500%)
	196,262	13.750	11/03/27	981
Virtusa Corp. (3 mo. USD LIBOR + 3.750%)
	192,328	9.434	02/11/28	190,685

				494,459

Telecommunications – 0.5%
Intelsat Jackson Holdings SA (3 mo. USD Term SOFR + 4.250%)
	304,941	9.772	02/01/29	303,972

TOTAL BANK LOANS (Cost $4,553,598)				$4,143,459

Sovereign Debt Obligations – 6.7%

Euro – 1.9%
Benin Government International Bonds(b)
EUR	260,000	4.875%	01/19/32	$203,478
Egypt Government International Bonds
	200,000	4.750	04/16/26	147,628
Indonesia Government International Bonds
	100,000	1.100	03/12/33	75,941
Ivory Coast Government International Bonds(b)
	500,000	4.875	01/30/32	400,582

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value

Sovereign Debt Obligations – (continued)

Euro – (continued)
Romania Government International Bonds
EUR	290,000	2.875%		03/11/29	$267,943
	30,000	2.625	(b)	12/02/40	18,572

					1,114,144

United States Dollar – 4.8%
Abu Dhabi Government International Bonds(b)
	$200,000	3.875		04/16/50	149,568
Argentina Government International Bonds(a)
	13,920	1.000		07/09/29	3,816
Argentina Republic Government International Bonds(a)(f)
	455,900	0.750		07/09/30	130,055
Dominican Republic International Bonds(b)
	240,000	4.875		09/23/32	194,806
Ecuador Government International Bonds(b)
	46,400	2.500	(f)	07/31/40	15,208
	34,036	0.000	(d)(l)	07/31/30	10,061
	40,000	6.000	(f)	07/31/30	20,328
Egypt Government International Bonds(b)
	200,000	8.875		05/29/50	107,970
Lebanon Government International Bonds(g)
	10,000	8.250		05/17/34	797
	10,000	6.200		02/26/25	803
	20,000	6.850		05/25/29	1,600
	110,000	6.650		02/26/30	8,843
	10,000	6.750		11/29/27	792
Mexico Government International Bonds(a)
	603,000	3.500		02/12/34	470,955
Morocco Government International Bonds(b)
	310,000	3.000		12/15/32	235,529
National Bank of Uzbekistan
	260,000	4.850		10/21/25	239,629
Peru Government International Bonds(a)
	400,000	2.783		01/23/31	326,836
Republic of Uzbekistan International Bonds(b)
	200,000	3.700		11/25/30	156,086
Turkey Government International Bonds
	200,000	6.125		10/24/28	182,410
	200,000	7.625		04/26/29	191,240
	200,000	6.500		09/20/33	170,930
Ukraine Government International Bonds
	200,000	7.750		09/01/26	59,000
	200,000	7.750		09/01/28	57,000
	190,000	7.750		09/01/25	62,225

					2,796,487

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $5,781,068)					$3,910,631

Asset-Backed Securities(a)(b)(c) – 3.7%

Collateralized Loan Obligations – 3.7%
Bain Capital Credit CLO Ltd. Series 2019-1A, Class DR (3 mo. USD Term SOFR + 3.712%)
	$175,000	9.032%		04/19/34	$172,576

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities(a)(b)(c) – (continued)

Collateralized Loan Obligations – (continued)
Madison Park Funding XXI Ltd. Series 2016-21A, Class C1RR (3 mo. USD Term SOFR + 3.512%)
$600,000	8.820%	10/15/32	$580,759
Neuberger Berman Loan Advisers CLO 31 Ltd. Series 2019-31A, Class DR (3 mo. USD Term SOFR + 3.512%)
600,000	8.838	04/20/31	589,666
THL Credit Wind River CLO Ltd. Series 2017-1A, Class DR (3 mo. USD Term SOFR + 3.982%)
600,000	9.292	04/18/36	544,152
Tikehau U.S. CLO I Ltd. Series 2021-1A, Class E (3 mo. USD Term SOFR + 7.172%)
300,000	12.482	01/18/35	264,315

			2,151,468

TOTAL ASSET-BACKED SECURITIES (Cost $2,257,000)			$2,151,468

Shares	Description	Value

Common Stocks(g) – 0.4%

Communications Equipment – 0.2%
4,216	Intelsat SA	$88,957

Media – 0.1%
18,618	iHeartMedia, Inc. Class A	58,833

Oil, Gas & Consumable Fuels – 0.1%
6,420	Summit Midstream Partners LP	88,885

TOTAL COMMON STOCKS (Cost $411,023)		$236,675

Units	Expiration Date	Value

Rights(g) – 0.0%

Intelsat Jackson Holdings SA
880	12/05/25	$ 4,419
(Cost $—)

Principal Amount	Interest Rate	Maturity Date	Value

U.S. Treasury Obligations – 1.7%

U.S. Treasury Notes
$670,000	4.625%	09/30/28	$670,383
339,900	3.500	04/30/30	318,125

TOTAL U.S. TREASURY OBLIGATIONS (Cost $1,007,644)			$988,508

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS INCOME FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Shares	Dividend Rate	Value

Investment Company(m) – 1.2%

Goldman Sachs Financial Square Government Fund — Institutional Shares
695,918	5.240%	$695,918
(Cost $695,918)

TOTAL INVESTMENTS – 113.5% (Cost $76,219,279)		$66,706,298

LIABILITIES IN EXCESS OF OTHER ASSETS – (13.5)%		(7,941,290)

NET ASSETS – 100.0%		$58,765,008

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Security with "Call" features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on September 30, 2023.

(d)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(e)	Pay-in-kind securities.

(f)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on September 30, 2023.

(g)	Security is currently in default and/or non-income producing.

(h)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e., Level 3.

(i)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(j)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $9,681,850 which represents approximately 16.5% of net assets as of September 30, 2023.

(k)	Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. As bank loan positions may involve multiple underlying tranches for which the aggregate position is presented, the stated interest rate represents the weighted average interest rate of all contracts on September 30, 2023. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the Secured Overnight Financing Rate (“SOFR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(l)	Issued with a zero coupon or interest rate which increases to the stated rate at a set date in the future.

(m)	Represents an Affiliated Issuer.

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2023, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

JPMorgan Securities, Inc.	USD	3,268,218	EUR	3,051,221	12/06/23	$32,595
	USD	246,041	EUR	228,914	12/20/23	3,070
	USD	227,173	GBP	182,278	12/20/23	4,644

TOTAL						$40,309

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS
Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

JPMorgan Securities, Inc.	CHF	477,246	USD	540,411	12/20/23	$(14,184)
	EUR	102,919	USD	110,167	12/06/23	(1,028)
	JPY	61,485,205	USD	424,253	12/20/23	(7,151)
	USD	175,161	AUD	273,211	12/20/23	(1,005)
	USD	250,221	CAD	341,262	12/20/23	(1,365)
	USD	172,090	NOK	1,838,456	12/20/23	(176)
	USD	173,857	NZD	295,219	12/20/23	(3,088)

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

JPMorgan Securities, Inc. (continued)	USD	184,930	SEK	2,051,953	12/20/23	$(3,677)

TOTAL						$(31,674)

FORWARD SALES CONTRACTS — At September 30, 2023, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value

Uniform Mortgage-Backed Security, TBA	2.500%	TBA - 30yr	10/01/22	$(1,000,000)	$ (793,164)
Uniform Mortgage-Backed Security, TBA	4.500	TBA - 30yr	11/01/23	(1,000,000)	(918,789)
Uniform Mortgage-Backed Security, TBA	5.000	TBA - 30yr	11/01/23	(3,000,000)	(2,831,603)

(PROCEEDS RECEIVABLE: $(4,587,754))					$(4,543,556)

(a)

TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

FUTURES CONTRACTS — At September 30, 2023, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
2 Year U.S. Treasury Notes	43	12/29/23	$8,716,570	$(12,937)
5 Year U.S. Treasury Notes	17	12/29/23	1,791,109	(17,373)

Total				$(30,310)

Short position contracts:
10 Year U.S. Treasury Notes	(5)	12/19/23	(540,312)	(173)
20 Year U.S. Treasury Bonds	(7)	12/19/23	(796,469)	40,155
Ultra 10-Year U.S. Treasury Note	(13)	12/19/23	(1,450,312)	42,465
Ultra Long U.S. Treasury Bonds	(10)	12/19/23	(1,186,875)	75,937

Total				$158,384

TOTAL FUTURES CONTRACTS				$128,074

SWAP CONTRACTS — At September 30, 2023, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)(a)		Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

3.250%(b)	6M EURO(c)	12/20/26	EUR	390	$2,834	$1,901	$933
3.250(b)	6M EURO(c)	12/20/27		120	702	199	503
3.250(b)	6M EURO(c)	12/20/28		760	4,015	(924)	4,939

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS INCOME FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)(a)		Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

3.250%(b)	6M EURO(c)	12/20/30	EUR	760	$ 4,454	$(4,062)	$ 8,516
3.250(b)	6M EURO(c)	12/20/33		440	4,878	(3,300)	8,178

TOTAL					$16,883	$(6,186)	$23,069

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2023.

(b)	Payments made annually.

(c)	Payments made semi-annually.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at September 30, 2023(b)	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)

Protection Sold:
CDX.NA.HY Index 34	5.000%	3.290%	06/20/25	$45	$1,299	$(614)	$ 1,913
CDX.NA.IG Ind 33	1.000	0.300	12/20/24	1,950	16,879	10,866	6,013
CDX.NA.IG Ind 34	1.000	0.394	06/20/25	15,350	158,419	65,474	92,945

TOTAL					$176,597	$75,726	$100,871

(a)	Payments made quarterly.

(b)

Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

Currency Abbreviations:
AUD	—Australian Dollar
CAD	—Canadian Dollar
CHF	—Swiss Franc
EUR	—Euro
GBP	—British Pound
JPY	—Japanese Yen
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
SEK	—Swedish Krona
USD	—U.S. Dollar

Investment Abbreviations:
CLO	—Collateralized Loan Obligation
CMT	—Constant Maturity Treasury Indexes
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
PIK	—Payment in kind
PLC	—Public Limited Company
REMICS	—Real Estate Mortgage Investment Conduits
SOFR	—Secured Overnight Funding Rate
STACR	—Structured Agency Credit Risk
WR	—Withdrawn Rating

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

Abbreviations:
CDX.NA.HY Index 34	—CDX North America High Yield Index 34
CDX.NA.IG Ind 33	—CDX North America Investment Grade Index 33
CDX.NA.IG Ind 34	—CDX North America Investment Grade Index 34
EURO	—Euro Offered Rate

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Unsecured Debt Obligations(a) – 49.8%

Advertising(b) – 0.7%
CMG Media Corp.(CCC+/Caa1)
$97,000	8.875%		12/15/27	$75,923
Outfront Media Capital LLC/Outfront Media Capital Corp.(B+/B2)
46,000	4.250		01/15/29	36,442
279,000	4.625		03/15/30	219,475

				331,840

Aerospace & Defense – 0.9%
TransDigm, Inc.(B-/B3)
105,000	5.500		11/15/27	98,545
327,000	4.625		01/15/29	285,196
Triumph Group, Inc.(CCC-/Caa2)
51,000	7.750		08/15/25	48,454

				432,195

Automotive – 1.7%
Allison Transmission, Inc.(NR/Ba2)
282,000	3.750	(b)	01/30/31	227,977
Dana, Inc.(BB-/B1)
162,000	5.625		06/15/28	148,232
79,000	4.250		09/01/30	63,376
Dealer Tire LLC/DT Issuer LLC(CCC/Caa1)
107,000	8.000	(b)	02/01/28	100,324
Ford Motor Co.(BB+/Ba1)
319,000	6.100		08/19/32	300,610

				840,519

Banks – 0.4%
Freedom Mortgage Corp.(B/B2)
139,000	6.625	(b)	01/15/27	122,162
Wells Fargo & Co.(BB+/Baa2) (5 yr. CMT + 3.606%)
80,000	7.625	(c)	09/15/28	80,983

				203,145

Building Materials(b) – 1.0%
Builders FirstSource, Inc.(BB-/Ba2)
293,000	4.250		02/01/32	240,330
CP Atlas Buyer, Inc.(CCC/Caa2)
137,000	7.000		12/01/28	108,070
Standard Industries, Inc.(BB/B1)
96,000	5.000		02/15/27	89,156
95,000	4.375		07/15/30	78,685

				516,241

Chemicals(b) – 2.8%
Avient Corp.(BB-/Ba3)
102,000	7.125		08/01/30	100,198
Axalta Coating Systems LLC(BB-/B1)
160,000	3.375		02/15/29	132,965
Axalta Coating Systems LLC/Axalta Coating Systems Dutch Holding B BV(BB-/B1)
183,000	4.750		06/15/27	170,060
Chemours Co.(BB/B1)
222,000	4.625		11/15/29	178,710
Element Solutions, Inc.(BB/B1)
147,000	3.875		09/01/28	126,827

Principal Amount	Interest Rate		Maturity Date	Value

Unsecured Debt Obligations(a) – (continued)

Chemicals(b) – (continued)
Ingevity Corp.(NR/Ba3)
$256,000	3.875%		11/01/28	$211,021
Olympus Water U.S. Holding Corp.(CCC+/Caa2)
229,000	6.250		10/01/29	180,234
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc.(CCC/B3)
100,000	5.125		04/01/29	52,673
Vibrantz Technologies, Inc.(CCC+/Caa2)
102,000	9.000		02/15/30	81,241
WR Grace Holdings LLC(CCC/B3)
185,000	5.625		08/15/29	149,217

				1,383,146

Commercial Services(b) –1.4%
APi Group DE, Inc.(B/B1)
421,000	4.125		07/15/29	357,054
28,000	4.750		10/15/29	24,588
APX Group, Inc.(B/Ba3)
149,000	5.750		07/15/29	125,710
Metis Merger Sub LLC(CCC/Caa2)
41,000	6.500		05/15/29	34,562
Shift4 Payments LLC/Shift4 Payments Finance Sub, Inc.(NR/Ba3)
175,000	4.625		11/01/26	164,988

				706,902

Computers(b) – 0.3%
Science Applications International Corp.(BB-/B1)
134,000	4.875		04/01/28	121,677
Virtusa Corp.(CCC+/Caa1)
39,000	7.125		12/15/28	31,499

				153,176

Containers & Packaging(b) – 0.2%
Clearwater Paper Corp.(BB-/Ba3)
138,000	4.750		08/15/28	118,129

Distribution & Wholesale(b) –1.1%
American Builders & Contractors Supply Co., Inc.(B+/B1)
148,000	3.875		11/15/29	123,040
BCPE Empire Holdings, Inc.(CCC/Caa2)
295,000	7.625		05/01/27	279,996
H&E Equipment Services, Inc.(BB-/B1)
174,000	3.875		12/15/28	148,720

				551,756

Diversified Financial Services – 4.2%
Castlelake Aviation Finance DAC(B+/B2)
116,000	5.000	(b)	04/15/27	105,859
Coinbase Global, Inc.(BB-/B1)
360,000	3.375	(b)	10/01/28	259,301
Global Aircraft Leasing Co. Ltd.(NR/B2) (PIK 7.250%, Cash 6.500%)
101,529	6.500	(b)	09/15/24	96,712
Icahn Enterprises LP/Icahn Enterprises Finance Corp.(BB/Ba3)
180,000	4.750		09/15/24	173,367
Macquarie Airfinance Holdings Ltd.(BB+/NR)
80,000	8.125	(b)	03/30/29	80,087

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Principal Amount	Interest Rate		Maturity Date	Value

Unsecured Debt Obligations(a) – (continued)

Diversified Financial Services – (continued)
Navient Corp.(B+/Ba3)
$219,000	4.875%		03/15/28	$186,150
118,000	5.500		03/15/29	99,129
85,000	9.375		07/25/30	83,788
NFP Corp.(CCC+/Caa2)
224,000	6.875	(b)	08/15/28	191,979
OneMain Finance Corp.(BB/Ba2)
165,000	9.000		01/15/29	164,343
United Wholesale Mortgage LLC(NR/Ba3)
122,000	5.500	(b)	11/15/25	116,049
138,000	5.500	(b)	04/15/29	116,605
VistaJet Malta Finance PLC/Vista Management Holding, Inc.(B-/B3)
243,000	7.875	(b)	05/01/27	209,267
235,000	6.375	(b)	02/01/30	181,554

				2,064,190

Electrical(b) – 0.8%
NRG Energy, Inc.(BB/Ba2)
50,000	3.375		02/15/29	40,355
131,000	3.625		02/15/31	99,372
Pike Corp.(CCC+/B3)
305,000	5.500		09/01/28	267,500

				407,227

Electrical Components & Equipment(b) – 0.4%
WESCO Distribution, Inc.(BB/Ba3)
178,000	7.250		06/15/28	179,223

Engineering & Construction(b) – 0.8%
Global Infrastructure Solutions, Inc.(BB-/B1)
257,000	5.625		06/01/29	211,902
241,000	7.500		04/15/32	205,934

				417,836

Entertainment(b) – 0.8%
Boyne USA, Inc.(B/B1)
120,000	4.750		05/15/29	104,817
Caesars Entertainment, Inc.(B/B3)
88,000	4.625		10/15/29	74,607
Cinemark USA, Inc.(B+/B3)
120,000	5.875		03/15/26	115,723
SeaWorld Parks & Entertainment, Inc.(B/B2)
115,000	5.250		08/15/29	100,970

				396,117

Environmental(b) – 0.2%
Stericycle, Inc.(BB-/NR)
138,000	3.875		01/15/29	118,979

Food & Drug Retailing(b) – 0.7%
Performance Food Group, Inc.(BB/B2)
93,000	4.250		08/01/29	80,321
Post Holdings, Inc.(B+/B2)
51,000	5.500		12/15/29	46,218
U.S. Foods, Inc.(BB-/B2)
176,000	4.750		02/15/29	157,325

Principal Amount	Interest Rate		Maturity Date	Value

Unsecured Debt Obligations(a) – (continued)

Food & Drug Retailing(b) – (continued)
$84,000	4.625%		06/01/30	$73,029

				356,893

Forest Products & Paper(b) – 0.2%
Glatfelter Corp.(CCC/Caa1)
122,000	4.750		11/15/29	80,216

Healthcare Providers & Services(b) – 0.4%
Medline Borrower LP(B-/Caa1)
210,000	5.250		10/01/29	181,541

Home Builders – 1.0%
Brookfield Residential Properties, Inc./Brookfield Residential U.S. LLC(B+/B1)
181,000	4.875	(b)	02/15/30	147,264
Century Communities, Inc.(BB/Ba2)
220,000	3.875	(b)	08/15/29	181,797
KB Home(BB/Ba2)
82,000	7.250		07/15/30	80,655
LGI Homes, Inc.(BB-/Ba2)
108,000	4.000	(b)	07/15/29	86,118

				495,834

Housewares – 0.4%
Scotts Miracle-Gro Co.(B-/B2)
253,000	4.375		02/01/32	191,083

Insurance(b) – 0.5%
Acrisure LLC/Acrisure Finance, Inc.(CCC+/Caa2)
90,000	6.000		08/01/29	75,718
HUB International Ltd.(B-/Caa2)
164,000	7.000		05/01/26	163,634

				239,352

Internet(b) – 2.8%
Arches Buyer, Inc.(CCC+/Caa1)
30,000	6.125		12/01/28	24,347
Go Daddy Operating Co. LLC/GD Finance Co., Inc.(BB-/Ba3)
248,000	3.500		03/01/29	208,236
GrubHub Holdings, Inc.(B-/B3)
263,000	5.500		07/01/27	204,243
Match Group Holdings II LLC(BB/Ba3)
242,000	4.625		06/01/28	217,083
590,000	4.125		08/01/30	487,694
Uber Technologies, Inc.(B+/B1)
135,000	6.250		01/15/28	132,050
147,000	4.500		08/15/29	131,624

				1,405,277

Iron/Steel(b) – 0.3%
Cleveland-Cliffs, Inc.(BB-/Ba3)
145,000	6.750		04/15/30	135,578

Leisure Time(b) – 1.7%
Acushnet Co.(BB/Ba3)
15,000	7.375		10/15/28	15,120
Carnival Corp.(B/B3)
111,000	7.625		03/01/26	107,958
186,000	6.000		05/01/29	158,835

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Unsecured Debt Obligations(a) – (continued)

Leisure Time(b) – (continued)
MajorDrive Holdings IV LLC(CCC+/Caa2)
$148,000	6.375%		06/01/29	$122,399
NCL Corp. Ltd.(B-/Caa1)
71,000	3.625		12/15/24	67,948
18,000	5.875		03/15/26	16,660
NCL Finance Ltd.(B-/Caa1)
105,000	6.125		03/15/28	93,530
Royal Caribbean Cruises Ltd.(BB-/B1)
157,000	4.250		07/01/26	143,683
143,000	5.500		04/01/28	131,155

				857,288

Lodging(b) – 0.8%
Boyd Gaming Corp.(BB/B1)
130,000	4.750		06/15/31	110,341
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Escrow, Inc.(B+/B2)
139,000	5.000		06/01/29	120,733
193,000	4.875		07/01/31	157,254

				388,328

Machinery-Diversified(b) – 0.8%
Titan Acquisition Ltd./Titan Co.-Borrower LLC(CCC/Caa2)
419,000	7.750		04/15/26	410,532

Media – 5.7%
Cable One, Inc.(BB-/B2)
256,000	4.000	(b)	11/15/30	194,957
CCO Holdings LLC/CCO Holdings Capital Corp.(BB-/B1)
420,000	4.750	(b)	03/01/30	353,220
141,000	4.250	(b)	02/01/31	112,280
320,000	4.250	(b)	01/15/34	235,958
CSC Holdings LLC(B/B2)
490,000	4.500	(b)	11/15/31	346,817
DISH DBS Corp.(B-/Caa2)
364,000	7.375		07/01/28	229,986
GCI LLC(B+/B3)
190,000	4.750	(b)	10/15/28	164,555
Gray Television, Inc.(B/B3)
140,000	7.000	(b)	05/15/27	120,103
iHeartCommunications, Inc.(CCC+/Caa1)
154,113	8.375		05/01/27	110,481
Nexstar Media, Inc.(BB+/B2)
261,000	4.750	(b)	11/01/28	216,116
Sirius XM Radio, Inc.(BB/Ba3)
202,000	4.125	(b)	07/01/30	161,729
TEGNA, Inc.(BB+/Ba3)
475,000	5.000		09/15/29	398,877
Ziggo Bond Co. BV(B-/B3)
200,000	5.125	(b)	02/28/30	149,638

				2,794,717

Metal Fabricate & Hardware(b) – 0.3%
Roller Bearing Co. of America, Inc.(B+/B2)
170,000	4.375		10/15/29	147,113

Miscellaneous Manufacturing – 0.4%
Hillenbrand, Inc.(BB+/Ba1)
252,000	3.750		03/01/31	201,771

Principal Amount	Interest Rate		Maturity Date	Value

Unsecured Debt Obligations(a) – (continued)

Oil Field Services – 5.3%
Archrock Partners LP/Archrock Partners Finance Corp.(B+/B2)
$157,000	6.250	%(b)	04/01/28	$147,637
California Resources Corp.(BB-/B2)
164,000	7.125	(b)	02/01/26	165,063
Callon Petroleum Co.(BB-/B2)
77,000	7.500	(b)	06/15/30	74,658
Civitas Resources, Inc.(BB-/B1)
105,000	8.375	(b)	07/01/28	106,826
CNX Resources Corp.(BB/B1)
77,000	6.000	(b)	01/15/29	71,833
90,000	7.375	(b)	01/15/31	88,273
CrownRock LP/CrownRock Finance, Inc.(BB-/B1)
84,000	5.000	(b)	05/01/29	78,803
Matador Resources Co.(BB-/B1)
110,000	6.875	(b)	04/15/28	107,802
MEG Energy Corp.(BB-/B1)
80,000	5.875	(b)	02/01/29	74,696
Nabors Industries Ltd.(CCC/B3)
332,000	7.500	(b)	01/15/28	306,532
Nabors Industries, Inc.(B+/B1)
239,000	7.375	(b)	05/15/27	231,830
Noble Finance II LLC(BB-/B2)
60,000	8.000	(b)	04/15/30	60,722
Permian Resources Operating LLC(BB-/B2)
45,000	7.000	(b)	01/15/32	44,390
Sitio Royalties Operating Partnership LP/Sitio Finance Corp.(B/B3)
95,000	7.875	(b)	11/01/28	95,233
Southwestern Energy Co.(BB+/NR)
229,000	5.375		02/01/29	210,788
Southwestern Energy Co.(BB+/Ba2)
135,000	5.375		03/15/30	123,162
67,000	4.750		02/01/32	57,477
Sunoco LP/Sunoco Finance Corp.(BB/Ba3)
194,000	4.500		04/30/30	168,021
TechnipFMC PLC(BB+/Ba1)
188,000	6.500	(b)	02/01/26	185,071
Transocean, Inc.(B-/Caa1)
207,000	11.500	(b)	01/30/27	217,039

				2,615,856

Pharmaceuticals(b) – 0.6%
AdaptHealth LLC(B/B1)
84,000	6.125		08/01/28	72,658
38,000	4.625		08/01/29	29,260
49,000	5.125		03/01/30	38,086
Organon & Co./Organon Foreign Debt Co.-Issuer BV(BB-/B1)
200,000	5.125		04/30/31	160,386

				300,390

Pipelines – 3.0%
DT Midstream, Inc.(BB+/Ba2)
210,000	4.375	(b)	06/15/31	176,599

EQM Midstream Partners LP(BB-/Ba3)
164,000	7.500	(b)	06/01/27	163,467
Global Partners LP/GLP Finance Corp.(B+/B2)
124,000	6.875		01/15/29	115,314

100	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Principal Amount	Interest Rate		Maturity Date	Value

Unsecured Debt Obligations(a) – (continued)

Pipelines – (continued)
Hess Midstream Operations LP(BB+/Ba2)
$74,000	4.250	%(b)	02/15/30	$62,692
48,000	5.500	(b)	10/15/30	43,606
Howard Midstream Energy Partners LLC(B+/B3)
217,000	6.750	(b)	01/15/27	206,152
130,000	8.875	(b)	07/15/28	131,223
Kinetik Holdings LP(BB+/Ba1)
231,000	5.875	(b)	06/15/30	216,491
NuStar Logistics LP(BB-/Ba3)
60,000	6.000		06/01/26	58,295
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.(BB-/B1)
107,000	6.000	(b)	12/31/30	94,450
217,000	6.000	(b)	09/01/31	189,003

				1,457,292

Real Estate Investment Trust – 0.3%
SBA Communications Corp.(BB/Ba3)
198,000	3.125		02/01/29	165,207

Retailing – 4.2%
Arko Corp.(B-/B3)
211,000	5.125	(b)	11/15/29	170,243
Asbury Automotive Group, Inc.(BB/B1)
86,000	4.500		03/01/28	77,170
42,000	4.625	(b)	11/15/29	36,051
189,000	4.750		03/01/30	160,727
28,000	5.000	(b)	02/15/32	23,210
Beacon Roofing Supply, Inc.(B/B2)
137,000	4.125	(b)	05/15/29	116,949
Foundation Building Materials, Inc.(CCC+/Caa1)
300,000	6.000	(b)	03/01/29	248,883
Group 1 Automotive, Inc.(BB+/Ba2)
145,000	4.000	(b)	08/15/28	125,722
Ken Garff Automotive LLC(BB-/B1)
147,000	4.875	(b)	09/15/28	126,720
LCM Investments Holdings II LLC(B+/B2)
218,000	4.875	(b)	05/01/29	184,520
Lithia Motors, Inc.(BB+/Ba2)
93,000	3.875	(b)	06/01/29	78,335
327,000	4.375	(b)	01/15/31	270,243
Murphy Oil USA, Inc.(BB+/Ba2)
29,000	3.750	(b)	02/15/31	23,678
Penske Automotive Group, Inc.(BB-/Ba3)
280,000	3.750		06/15/29	235,455
Sonic Automotive, Inc.(BB-/B1)
174,000	4.625	(b)	11/15/29	143,879
63,000	4.875	(b)	11/15/31	50,103

				2,071,888

Semiconductors(b) – 0.2%
Qorvo, Inc.(BBB-/Ba1)
114,000	3.375		04/01/31	90,356

Software(b) – 1.4%
AthenaHealth Group, Inc.(CCC/Caa2)
161,000	6.500		02/15/30	134,450
Castle U.S. Holding Corp.(CCC-/Caa2)
111,000	9.500		02/15/28	59,486

Principal Amount	Interest Rate	Maturity Date	Value

Unsecured Debt Obligations(a) – (continued)

Software(b) – (continued)
Clarivate Science Holdings Corp.(B-/Caa1)
$119,000	4.875%	07/01/29	$101,420
Open Text Corp.(BB-/Ba3)
122,000	3.875	02/15/28	106,560
159,000	3.875	12/01/29	130,483
ZoomInfo Technologies LLC/ZoomInfo Finance Corp.(B+/B1)
186,000	3.875	02/01/29	154,988

			687,387

Telecommunication Services(b) – 0.8%
Level 3 Financing, Inc.(CCC+/B3)
103,000	3.625	01/15/29	57,680
Viasat, Inc.(B/Caa1)
348,000	5.625	09/15/25	321,427

			379,107

Transportation(b) – 0.3%
Cargo Aircraft Management, Inc.(BB/Ba2)
171,000	4.750	02/01/28	153,443

TOTAL UNSECURED DEBT OBLIGATIONS (Cost $27,590,903)			$24,627,070

Secured Debt Obligations – 40.1%

Bank Loans(c)(d) – 23.5%
Aerospace & Defense – 0.9%
ADS Tactical, Inc.(B+/B3) (1 mo. USD Term SOFR + 5.750%)
$263,533	11.181%	03/19/26	$257,933
Propulsion Finco Sarl(B/B2) (3 mo. USD Term SOFR + 3.750%)
183,612	9.140	09/14/29	183,210

			441,143

Airlines – 0.7%
Air Canada(BB-/Ba2) (3 mo. USD Term SOFR + 3.500%)
197,500	9.128	08/11/28	197,459
United Airlines, Inc.(BB/Ba1) (1 mo. USD Term SOFR + 3.750%)
172,537	9.182	04/21/28	172,576

			370,035

Automotive – 0.9%
First Brands Group LLC(B+/B1) (6 mo. USD Term SOFR + 5.000%)
84,363	0.000	03/30/27	$83,150
(6 mo. USD Term SOFR + 5.000%)
108,613	10.881	03/30/27	$106,984
Mavis Tire Express Services Corp.(B-/B2) (1 mo. USD Term SOFR + 4.000%)
244,744	9.431	05/04/28	243,888

			434,022

Building & Construction – 0.9%
DG Investment Intermediate Holdings 2, Inc.(B-/B2) (1 mo. USD Term SOFR + 3.750%)
219,945	9.181	03/31/28	215,867

The accompanying notes are an integral part of these financial statements.	101

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value

Secured Debt Obligations – (continued)

Building & Construction – (continued)
Energize HoldCo LLC(B/B2) (1 mo. USD Term SOFR + 3.750%)
	$122,259	9.181%		12/08/28	$120,502
Energize HoldCo LLC(CCC+/Caa2) (1 mo. USD Term SOFR + 6.750%)
	100,000	12.180	(e)	12/07/29	93,500

					429,869

Building Materials – 0.5%
Icebox Holdco III, Inc.(B-/B2) (3 mo. USD Term SOFR + 3.750%)
	221,818	9.402		12/22/28	220,154
Icebox Holdco III, Inc.(CCC/Caa2) (3 mo. USD Term SOFR + 6.750%)
	50,000	12.401		12/21/29	45,000

					265,154

Capital Goods-Others – 0.9%
Engineered Machinery Holdings, Inc.(B-/B1)
(3 mo. EUR EURIBOR + 3.750%)
EUR	122,500	7.722		05/21/28	$128,680
(3 mo. USD Term SOFR + 3.500%)
	$96,629	9.152		05/19/28	$96,025
RC Buyer, Inc.(B-/B1) (1 mo. USD Term SOFR + 3.500%)
	244,375	8.930		07/28/28	237,731

					462,436

Chemicals – 1.1%
Chemours Co.(BBB-/Ba1) (1 mo. USD Term SOFR + 2.500%)
	150,000	8.816		08/18/28	148,125
Illuminate Buyer LLC(B+/B1) (1 mo. USD Term SOFR + 3.500%)
	145,627	8.931		06/30/27	145,129
Trident TPI Holdings, Inc.(B-/B2)
(3 mo. USD Term SOFR + 4.500%)
	199,939	9.890		09/15/28	$199,301
(3 mo. USD Term SOFR + 5.250%)
	49,625	10.640		09/15/28	$49,480

					542,035

Commercial Services – 0.9%
Garda World Security Corp.(B/B2) (3 mo. USD Term SOFR + 4.250%)
	232,008	9.746		10/30/26	231,512
Holding Socotec(B/B2)
(3 mo. EUR EURIBOR + 3.500%)
EUR	100,000	7.472		06/02/28	$104,602
(3 mo. USD Term SOFR + 4.250%)
	$121,015	9.562	(e)	06/30/28	$119,805

					455,919

Consumer Cyclical Services – 1.1%
FCG Acquisitions, Inc.(B-/B2) (3 mo. USD Term SOFR + 4.750%)
	217,800	10.140		03/31/28	217,120

Principal Amount	Interest Rate	Maturity Date	Value

Secured Debt Obligations – (continued)

Consumer Cyclical Services – (continued)
Hertz Corp.(BB+/Ba3) (1 mo. USD Term SOFR + 3.250%)
$342,338	17.361%	06/30/28	$341,814

			558,934

Diversified Financial Services – 1.1%
CQP Holdco LP(BB/B1) (1 mo. USD Term SOFR + 3.500%)
217,772	8.818	06/05/28	217,722
DRW Holdings LLC(BB-/Ba3) (1 mo. USD Term SOFR + 3.750%)
318,500	9.181	03/01/28	317,570

			535,292

Diversified Manufacturing – 0.8%
Apex Tool Group LLC(CCC+/B2) (1 mo. USD Term SOFR + 5.250%)
100,040	10.674	02/08/29	90,912
Vertical U.S. Newco, Inc.(B+/B1) (6 mo. USD Term SOFR + 3.500%)
305,996	9.381	07/30/27	305,078

			395,990

Entertainment – 0.3%
Cinemark USA, Inc.(BB/Ba2) (1 mo. USD Term SOFR + 3.750%)
124,375	9.088	05/24/30	124,090

Food & Beverage – 0.5%
Chobani LLC(B-/B1) (1 mo. USD Term SOFR + 3.500%)
242,500	8.931	10/25/27	242,272

Healthcare – 1.3%
Jazz Financing Lux Sarl(BB-/Ba2) (1 mo. USD Term SOFR + 3.500%)
358,952	8.930	05/05/28	358,603
Onex TSG Intermediate Corp.(B/B2) (3 mo. USD Term SOFR + 4.750%)
293,250	10.381	02/28/28	271,403

			630,006

Healthcare-Services – 0.6%
RegionalCare Hospital Partners Holdings, Inc.(B/B2) (1 mo. USD Term SOFR + 3.750%)
281,335	9.072	11/16/25	280,398

Insurance – 0.7%
Acrisure LLC(B/B2) (1 mo. USD LIBOR + 3.500%)
342,893	8.931	02/15/27	337,627

Machinery – 0.4%
SPX Flow, Inc.(B-/B2) (1 mo. USD Term SOFR + 4.500%)
217,853	9.916	04/05/29	217,184

Media - Cable – 0.6%
DirecTV Financing LLC(BB/Ba3) (1 mo. USD Term SOFR + 5.000%)
285,153	10.431	08/02/27	278,340

Media - Non Cable – 0.4%
Entercom Media Corp.(CCC/B2) (3 mo. USD Term SOFR + 2.500%)
200,000	8.131	11/18/24	84,844

102	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Principal Amount	Interest Rate	Maturity Date	Value

Secured Debt Obligations – (continued)

Media - Non Cable – (continued)
iHeartCommunications, Inc.(B+/B1) (1 mo. USD Term SOFR + 3.000%)
$142,962	8.430%	05/01/26	$128,148

			212,992

Media-Non Cable – 0.1%
Clear Channel Outdoor Holdings, Inc.(B/B1) (3 mo. USD Term SOFR + 3.500%)
51,684	8.820	08/21/26	50,211

Metals & Mining – 0.2%
PMHC II, Inc.(B-/B3) (3 mo. USD Term SOFR + 4.250%)
99,248	9.698	04/23/29	93,451

Oil Field Services – 0.7%
ChampionX Corp.(BBB/Ba2) (1 mo. USD Term SOFR + 3.250%)
347,375	8.166	06/07/29	347,702

Packaging – 1.8%
Charter NEX U.S., Inc.(B/B3) (1 mo. USD Term SOFR + 3.750%)
317,669	9.181	12/01/27	314,492
Clydesdale Acquisition Holdings, Inc.(B/B2) (1 mo. USD Term SOFR + 4.175%)
369,632	9.591	04/13/29	364,195
LABL, Inc.(B-/B2) (1 mo. USD Term SOFR + 5.000%)
219,763	10.416	10/29/28	218,858

			897,545

Pharmaceuticals – 1.1%
Covetrus, Inc.(B-/B1) (3 mo. USD Term SOFR + 5.000%)
273,625	10.390	10/13/29	270,448
Gainwell Acquisition Corp.(B/B2) (3 mo. USD Term SOFR + 4.000%)
291,750	9.490	10/01/27	284,182

			554,630

Pipelines – 1.1%
AL NGPL Holdings LLC(B+/Ba3) (3 mo. USD Term SOFR + 3.500%)
331,310	8.918	04/13/28	331,519
M6 ETX Holdings II Midco LLC(B+/B1) (1 mo. USD Term SOFR + 4.500%)
198,000	9.920	09/19/29	197,257

			528,776

Retailers – 0.5%
BCPE Empire Holdings, Inc.(B-/B3) (1 mo. USD Term SOFR + 4.750%)
244,955	10.066	12/11/28	244,710

Technology - Software – 1.7%
Camelot U.S. Acquisition LLC(B+/B1)
(1 mo. USD Term SOFR + 3.000%)
82,444	0.000	10/30/26	$82,238
(1 mo. USD Term SOFR + 3.000%)
223,758	8.431	10/30/26	$223,438

Principal Amount	Interest Rate		Maturity Date	Value

Secured Debt Obligations – (continued)

Technology - Software – (continued)
Castle U.S. Holding Corp.(CCC+/B3) (3 mo. USD Term SOFR + 3.750%)
$291,250	9.434%		01/29/27	$227,487
DCert Buyer, Inc.(B-/B2) (1 mo. USD Term SOFR + 4.000%)
180,816	9.316		10/16/26	179,440
DCert Buyer, Inc.(CCC/Caa2) (1 mo. USD Term SOFR + 7.000%)
125,000	12.316		02/19/29	116,459

				829,062

Technology - Software/Services – 1.1%
Ahead DB Holdings LLC(B+/B1) (3 mo. USD Term SOFR + 3.750%)
268,812	9.240		10/18/27	266,125
Loyalty Ventures, Inc.(NR/WR) (3 mo. U.S. (Fed) Prime Rate + 5.500%)
239,876	13.750	(e)	11/03/27	1,199
Virtusa Corp.(B/B1) (3 mo. USD LIBOR + 3.750%)
292,500	9.434		02/11/28	290,002

				557,326

Telecommunications – 0.6%
Intelsat Jackson Holdings SA(B+/B2) (3 mo. USD Term SOFR + 4.250%)
294,305	9.772		02/01/29	293,369

TOTAL BANK LOANS				$11,610,520

Other Secured Debt Obligations(b) – 16.6%
Aerospace & Defense(a) – 1.3%
Spirit AeroSystems, Inc.(BB-/Ba2)
$135,000	9.375%		11/30/29	$137,391
TransDigm, Inc.(B+/Ba3)
295,000	6.750		08/15/28	290,743
Triumph Group, Inc.(CCC+/B2)
240,000	9.000		03/15/28	237,271

				665,405

Airlines – 0.3%
American Airlines, Inc./AAdvantage Loyalty IP Ltd.(NR/Ba1)
42,261	5.750		04/20/29	39,293
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd.(NR/Ba3)
139,170	5.750	(a)	01/20/26	125,254

				164,547

Chemicals(a) – 1.8%
ASP Unifrax Holdings, Inc.(CCC+/B2)
182,000	5.250		09/30/28	129,606
Herens Holdco Sarl(B-/B2)
245,000	4.750		05/15/28	190,130
Olympus Water U.S. Holding Corp.(B-/B3)
200,000	9.750		11/15/28	199,724
WR Grace Holdings LLC(B-/B1)
397,000	4.875		06/15/27	363,695

				883,155

The accompanying notes are an integral part of these financial statements.	103

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Secured Debt Obligations – (continued)

Commercial Services(a) – 1.8%
ADT Security Corp.(BB/Ba3)
$306,000	4.125%	08/01/29	$259,133
Allied Universal Holdco LLC/Allied Universal Finance Corp.(B/B3)
142,000	6.625	07/15/26	134,676
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl(B/B3)
354,000	4.625	06/01/28	293,392
APX Group, Inc.(BB/Ba2)
50,000	6.750	02/15/27	48,158
Garda World Security Corp.(B/B2)
40,000	7.750	02/15/28	39,265
VT Topco, Inc.(B/B2)
105,000	8.500	08/15/30	103,958

			878,582

Diversified Financial Services(a) – 0.2%
NFP Corp.(B/B1)
87,000	4.875	08/15/28	76,608

Electrical(a) – 0.5%
Calpine Corp.(BB+/Ba2)
283,000	3.750	03/01/31	227,874

Entertainment(a) – 0.3%
Caesars Entertainment, Inc.(B+/Ba3)
175,000	7.000	02/15/30	170,193

Healthcare Providers & Services(a) – 1.0%
CHS/Community Health Systems, Inc.(B-/B3)
210,000	5.250	05/15/30	160,001
Medline Borrower LP(B+/B1)
385,000	3.875	04/01/29	325,302

			485,303

Healthcare-Services(a) – 0.1%
LifePoint Health, Inc.(B/B2)
60,000	11.000	10/15/30	60,000

Insurance(a) – 0.6%
Acrisure LLC/Acrisure Finance, Inc.(B/B2)
178,000	4.250	02/15/29	149,175
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer(B/B2)
160,000	6.750	04/15/28	154,331

			303,506

Internet(a) – 0.3%
Arches Buyer, Inc.(B/B1)
178,000	4.250	06/01/28	151,934

Leisure Time(a) – 0.2%
Carnival Corp.(BB-/Ba2)
40,000	7.000	08/15/29	39,468
Carnival Corp.(BB-/Ba3)
81,000	9.875	08/01/27	84,522

			123,990

Principal Amount	Interest Rate	Maturity Date	Value

Secured Debt Obligations – (continued)

Lodging(a) – 0.3%
Travel & Leisure Co.(BB-/Ba3)
$191,000	4.500%	12/01/29	$160,606

Machinery-Construction & Mining(a) – 0.3%
Vertiv Group Corp.(BB-/B1)
150,000	4.125	11/15/28	131,799

Machinery-Diversified(a) – 0.2%
Chart Industries, Inc.(B+/Ba3)
100,000	7.500	01/01/30	100,513

Media(a) – 2.9%
Altice Financing SA(B/B3)
316,000	5.000	01/15/28	269,396
Audacy Capital Corp.(C/Caa3)
63,000	6.500	05/01/27	1,120
DISH DBS Corp.(B/B2)
195,000	5.250	12/01/26	165,713
DISH Network Corp.(B/B2)
195,000	11.750	11/15/27	195,671
Scripps Escrow II, Inc.(BB/Ba3)
124,000	3.875	01/15/29	93,318
Sinclair Television Group, Inc.(BB-/Ba2)
227,000	4.125	12/01/30	139,766
UPC Holding BV(B/B3)
200,000	5.500	01/15/28	177,374
Urban One, Inc.(B-/B3)
62,000	7.375	02/01/28	53,182
VZ Secured Financing BV(B+/B1)
256,000	5.000	01/15/32	201,646
Ziggo BV(B+/B1)
200,000	4.875	01/15/30	163,088

			1,460,274

Oil Field Services(a) – 0.6%
Transocean Poseidon Ltd.(B/B2)
39,000	6.875	02/01/27	38,360
Transocean Titan Financing Ltd.(B/B2)
150,000	8.375	02/01/28	152,551
Transocean, Inc.(B/B2)
95,000	8.750	02/15/30	97,117

			288,028

Packaging(a) – 0.6%
Mauser Packaging Solutions Holding Co.(B/B2)
130,000	7.875	08/15/26	125,441
Pactiv Evergreen Group Issuer LLC/Pactiv Evergreen Group Issuer, Inc.(B+/B1)
85,000	4.375	10/15/28	73,879
Pactiv Evergreen Group Issuer, Inc./Pactiv Evergreen Group Issuer LLC(B+/B1)
87,000	4.000	10/15/27	77,221

			276,541

Pipelines(a) – 0.3%
Venture Global LNG, Inc.(BB/B1)
155,000	8.125	06/01/28	153,492

104	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Principal Amount	Interest Rate	Maturity Date	Value

Secured Debt Obligations – (continued)

Retailing(a) – 1.2%
1011778 BC ULC/New Red Finance, Inc.(B+/B2)
$192,000	4.375%	01/15/28	$173,021
305,000	4.000	10/15/30	$253,479
Specialty Building Products Holdings LLC/SBP Finance Corp.(B/B3)
158,000	6.375	09/30/26	$148,182

			574,682

Software(a) – 0.4%
Camelot Finance SA(B+/B1)
28,000	4.500	11/01/26	25,911
Clarivate Science Holdings Corp.(B+/B1)
192,000	3.875	07/01/28	166,483

			192,394

Telecommunication Services(a) – 1.0%
Altice France SA(B-/B2)
225,000	5.125	01/15/29	$159,386
264,000	5.500	10/15/29	$190,022
Frontier Communications Holdings LLC(CCC+/Caa2)
161,000	6.750	05/01/29	124,044

			473,452

Transportation(a) – 0.4%
Rand Parent LLC(BB/Ba1)
240,000	8.500	02/15/30	221,964

TOTAL OTHER SECURED DEBT OBLIGATIONS			$8,224,842

TOTAL SECURED DEBT OBLIGATIONS (Cost $21,504,554)			$19,835,362

Shares	Description		Value

Common Stocks – 0.6%

Energy Equipment & Services – 0.4%
3,489	Noble Corp. PLC		$176,718

Oil, Gas & Consumable Fuels(f) – 0.2%
1,141,924	Prairie Provident Resources, Inc.		92,480

TOTAL COMMON STOCKS (Cost $2,968,823)			$269,198

Shares	Dividend Rate	Value

Investment Company(g) – 5.3%
Goldman Sachs Financial Square Government Fund — Institutional Shares
2,618,103	5.240%	$2,618,103
(Cost $ 2,618,103)

TOTAL INVESTMENTS – 95.8% (Cost $ 54,682,383)		$47,349,733

OTHER ASSETS IN EXCESS OF LIABILITIES – 4.2%		$2,082,600

NET ASSETS – 100.0%		$49,432,333

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)

Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on September 30, 2023.

(d)

Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. As bank loan positions may involve multiple underlying tranches for which the aggregate position is presented, the stated interest rate represents the weighted average interest rate of all contracts on September 30, 2023. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the Secured Overnight Financing Rate (“SOFR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(e)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e., Level 3.

(f)	Security is currently in default and/or non-income producing.

(g)	Represents an Affiliated Issuer.

Security ratings disclosed, if any, are obtained from S&P’s /Moody’s Investor Service and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

The accompanying notes are an integral part of these financial statements.	105

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2023, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

Citibank NA	USD	237,168	EUR	221,421	12/06/23	$2,365

SWAP CONTRACTS — At September 30, 2023, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund(a)	Payments Received by Fund(a)	Termination Date	Notional Amount (000s)(b)	Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

3.500%	12M SOFR	12/20/30	$ 2,390	$106,475	$83,702	$22,773

(a)	Payments made annually.
(b)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2023.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Referenced Obligation/ Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at September 30, 2023(b)	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)

Protection Purchased:
CDX.NA.HY Index 41	(5.000)%	4.803%	12/20/28	$11,000	$(102,561)	$(94,342)	$(8,219)

(a)	Payments made quarterly.
(b)

Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

Currency Abbreviations:
EUR—Euro
USD—U.S. Dollar

Investment Abbreviations:
CMT	—Constant Maturity Treasury Indexes
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
NR	—Not Rated
PIK	—Payment in kind
PLC	—Public Limited Company
SOFR	—Secured Overnight Funding Rate
WR	—Withdrawn Rating

106	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

Abbreviations:
CDX.NA.HY Ind 41	—CDX North America High Yield Index 41
SOFR	—Secured Overnight Funding Rate

The accompanying notes are an integral part of these financial statements.	107

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Obligations – 79.0%

Collateralized Mortgage Obligations – 6.3%
Interest Only(a) – 1.5%
Federal Home Loan Mortgage Corp. REMICS Series 4468, Class SY (-1X 30 Day USD SOFR Average + 5.986%)
$3,634,010	0.672	%(b)	05/15/45	$304,688
Federal Home Loan Mortgage Corp. REMICS Series 5012, Class DI
1,812,237	4.000		09/25/50	355,229
Federal Home Loan Mortgage Corp. REMICS Series 5020, Class IH
616,632	3.000		08/25/50	98,540
Federal Home Loan Mortgage Corp. REMICS Series 5148, Class AI
8,489,411	2.500		10/25/51	929,564
Federal National Mortgage Association REMICS Series 2011-100, Class S (-1X 30 day USD SOFR Average + 6.336%)
2,174,589	1.021	(b)	10/25/41	179,471
Federal National Mortgage Association REMICS Series 2012-88, Class SB (-1X 30 day USD SOFR Average + 6.556%)
2,126,207	1.241	(b)	07/25/42	161,176
Federal National Mortgage Association REMICS Series 2017-104, Class SB (-1X 30 Day USD SOFR Average + 6.036%)
889,220	0.721	(b)	01/25/48	75,472
Federal National Mortgage Association REMICS Series 2020-60, Class NI
1,683,032	4.000		09/25/50	329,903
Government National Mortgage Association REMICS Series 2010-35, Class DS (-1X 1 mo. USD Term SOFR + 5.566%)
2,833,765	0.241	(b)(c)	03/20/40	163,444
Government National Mortgage Association REMICS Series 2013-103, Class DS (-1X 1 mo. USD Term SOFR + 6.036%)
3,534,535	0.711	(b)(c)	07/20/43	255,748
Government National Mortgage Association REMICS Series 2013-117, Class PS (-1X 1 mo. USD Term SOFR + 6.036%)
4,142,706	0.711	(b)(c)	04/20/43	216,459
Government National Mortgage Association REMICS Series 2014-11, Class NI
1,109,264	4.500	(c)	12/16/42	62,696
Government National Mortgage Association REMICS Series 2014-132, Class SL (-1X 1 mo. USD Term SOFR + 5.986%)
3,999,549	0.661	(b)(c)	10/20/43	152,192
Government National Mortgage Association REMICS Series 2014-180, Class PI
2,730,892	4.000	(c)	08/20/44	372,620
Government National Mortgage Association REMICS Series 2015-111, Class SM (-1X 1 mo. USD Term SOFR + 6.086%)
3,460,063	0.761	(b)(c)	08/20/45	293,002
Government National Mortgage Association REMICS Series 2015-126, Class LS (-1X 1 mo. USD Term SOFR + 6.086%)
2,230,797	0.761	(b)(c)	09/20/45	184,460

Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Interest Only(a) – (continued)
Government National Mortgage Association REMICS Series 2015-129, Class IC
$977,363	4.500	%(c)	09/16/45	$178,247
Government National Mortgage Association REMICS Series 2015-133, Class SA (-1X 1 mo. USD Term SOFR + 5.586%)
1,253,958	0.261	(b)(c)	09/20/45	77,549
Government National Mortgage Association REMICS Series 2015-133, Class SB (-1X 1 mo. USD Term SOFR + 5.586%)
1,617,597	0.261	(b)(c)	09/20/45	100,800
Government National Mortgage Association REMICS Series 2015-144, Class QS (-1X 1 mo. USD Term SOFR + 5.586%)
4,204,695	0.261	(b)(c)	10/20/45	242,494
Government National Mortgage Association REMICS Series 2015-168, Class SD (-1X 1 mo. USD Term SOFR + 6.086%)
7,072,591	0.761	(b)(c)	11/20/45	599,955
Government National Mortgage Association REMICS Series 2016-6, Class S (-1X 1 mo. USD Term SOFR + 5.536%)
5,296,720	0.211	(b)(c)	01/20/46	299,961
Government National Mortgage Association REMICS Series 2017-112, Class SJ (-1X 1 mo. USD Term SOFR + 5.546%)
999,084	0.221	(b)(c)	07/20/47	65,098
Government National Mortgage Association REMICS Series 2018-122, Class HS (-1X 1 mo. USD Term SOFR + 6.086%)
715,352	0.761	(b)(c)	09/20/48	59,317
Government National Mortgage Association REMICS Series 2018-124, Class SN (-1X 1 mo. USD Term SOFR + 6.086%)
1,494,545	0.761	(b)(c)	09/20/48	120,627
Government National Mortgage Association REMICS Series 2018-139, Class SQ (-1X 1 mo. USD Term SOFR + 6.036%)
1,003,579	0.711	(b)(c)	10/20/48	78,638
Government National Mortgage Association REMICS Series 2018-67, Class PS (-1X 1 mo. USD Term SOFR + 6.086%)
1,706,837	0.761	(b)(c)	05/20/48	144,724
Government National Mortgage Association REMICS Series 2018-7, Class DS (-1X 1 mo. USD Term SOFR + 5.586%)
1,127,188	0.261	(b)(c)	01/20/48	77,041
Government National Mortgage Association REMICS Series 2019-1, Class SN (-1X 1 mo. USD Term SOFR + 5.936%)
1,137,855	0.611	(b)(c)	01/20/49	86,592
Government National Mortgage Association REMICS Series 2019-151, Class NI
2,470,625	3.500	(c)	10/20/49	399,389

108	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Interest Only(a) – (continued)
Government National Mortgage Association REMICS Series 2019-6, Class SA (-1X 1 mo. USD Term SOFR + 5.936%)
$393,469	0.611	%(b)(c)	01/20/49	$30,585
Government National Mortgage Association REMICS Series 2019-78, Class SE (-1X 1 mo. USD Term SOFR + 5.986%)
679,464	0.661	(b)(c)	06/20/49	50,003
Government National Mortgage Association REMICS Series 2020-146, Class IM
1,233,272	2.500	(c)	10/20/50	158,145
Government National Mortgage Association REMICS Series 2020-146, Class KI
8,875,015	2.500	(c)	10/20/50	1,161,092
Government National Mortgage Association REMICS Series 2020-21, Class SA (-1X 1 mo. USD Term SOFR + 5.936%)
3,053,979	0.611	(b)(c)	02/20/50	261,230
Government National Mortgage Association REMICS Series 2020-61, Class SF (-1X 1 mo. USD Term SOFR + 6.326%)
4,750,410	1.001	(b)(c)	07/20/43	357,757
Government National Mortgage Association REMICS Series 2020-78, Class DI
3,518,050	4.000	(c)	06/20/50	692,198

				9,376,106

Regular Floater(b) – 0.3%
Federal Home Loan Mortgage Corp. REMICS Series 3231, Class FB (30 day USD SOFR Average + 0.464%)
137,779	5.778		10/15/36	135,402
Federal Home Loan Mortgage Corp. REMICS Series 3314, Class FC (30 day USD SOFR Average + 0.514%)
87,180	5.828		12/15/36	84,834
Federal Home Loan Mortgage Corp. REMICS Series 3371, Class FA (30 Day USD SOFR Average + 0.714%)
145,426	6.028	(c)	09/15/37	142,289
Federal Home Loan Mortgage Corp. REMICS Series 3545, Class FA (30 Day USD SOFR Average + 0.964%)
39,460	6.278		06/15/39	39,484
Federal Home Loan Mortgage Corp. REMICS Series 3827, Class KF (30 day USD SOFR Average + 0.484%)
185,256	5.798		03/15/41	182,416
Federal National Mortgage Association REMICS Series 2006-45, Class TF (30 day USD SOFR Average + 0.514%)
276,095	5.829		06/25/36	271,890
Federal National Mortgage Association REMICS Series 2006-76, Class QF (30 day USD SOFR Average + 0.514%)
331,394	5.829		08/25/36	324,068
Federal National Mortgage Association REMICS Series 2006-79, Class PF (30 day USD SOFR Average + 0.514%)
330,794	5.829		08/25/36	325,700
Federal National Mortgage Association REMICS Series 2007-75, Class VF (30 day USD SOFR Average + 0.564%)
115,242	5.879		08/25/37	113,754

Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Regular Floater(b) – (continued)
Federal National Mortgage Association REMICS Series 2009-84, Class WF (30 day USD SOFR Average + 1.214%)
$38,865	6.529%		10/25/39	$39,255

				1,659,092

Sequential Fixed Rate(c) – 0.4%
GCAT Trust Series 2022-NQM4, Class A1
182,335	5.269	(d)(e)	08/25/67	176,984
OBX Trust Series 2022-NQM7, Class A1
175,929	5.110	(d)(e)	08/25/62	170,162
Residential Accredit Loans, Inc. Trust Series 2006-QS2, Class 1A9
210,354	5.500		02/25/36	163,425
Residential Accredit Loans, Inc. Trust Series 2006-QS6, Class 1A13
328,333	6.000		06/25/36	249,188
Residential Accredit Loans, Inc. Trust Series 2006-QS9, Class 1A11
595,692	6.500		07/25/36	453,424
Residential Asset Securitization Trust Series 2006-A8, Class 1A1
653,539	6.000		08/25/36	430,234
RFMSI Trust Series 2007-S9, Class 1A1
1,658,873	6.000		10/25/37	896,971

				2,540,388

Sequential Floating Rate(c) – 4.1%
Banc of America Funding Trust Series 2007-2, Class 2A1
21,496	4.118	(b)	03/25/37	19,393
Bellemeade RE Ltd. Series 2021-2A, Class M1B (30 Day USD SOFR Average + 1.500%)
475,000	6.815	(b)(d)	06/25/31	474,359
Chase Home Lending Mortgage Trust Series 2023-RPL2, Class A1
825,000	3.250	(b)(d)	03/25/63	705,042
Countrywide Alternative Loan Trust Series 2005-26CB, Class A1 (1 mo. USD Term SOFR + 0.614%)
252,979	5.500	(b)	07/25/35	173,158
Countrywide Alternative Loan Trust Series 2005-64CB, Class 1A12 (1 mo. USD Term SOFR + 0.914%)
300,667	5.500	(b)	12/25/35	252,942
Countrywide Alternative Loan Trust Series 2007-16CB, Class 1A2 (1 mo. USD Term SOFR + 0.514%)
260,641	5.834	(b)	08/25/37	177,549
Countrywide Alternative Loan Trust Series 2007-16CB, Class 4A3 (1 mo. USD Term SOFR + 0.614%)
1,747,819	5.934	(b)	08/25/37	1,241,957
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2020-DNA1, Class M2 (30 day USD SOFR Average + 1.814%)
415,112	7.129	(b)(d)	01/25/50	415,728
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2020-DNA4, Class B1 (30 day USD SOFR Average + 6.114%)
1,310,921	11.429	(b)(d)	08/25/50	1,459,183

The accompanying notes are an integral part of these financial statements.	109

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Sequential Floating Rate(c) – (continued)
Federal Home Loan Mortgage Corp. STACR REMICS
Trust Series 2020-DNA5, Class B1 (30 Day USD SOFR Average + 4.800%)
$1,533,000	10.115	%(b)(d)	10/25/50	$1,666,815
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2020-DNA5, Class M2 (30 Day USD SOFR Average + 2.800%)
139,927	8.115	(b)(d)	10/25/50	141,863
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2020-DNA6, Class B2 (30 day USD SOFR Average + 5.650%)
600,000	10.965	(b)(d)	12/25/50	618,028
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2020-DNA6, Class M2 (30 day USD SOFR Average + 2.000%)
933,586	7.315	(b)(d)	12/25/50	939,984
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2020-HQA2, Class B1 (30 day USD SOFR Average + 4.214%)
2,000,000	9.529	(b)(d)	03/25/50	2,171,039
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2020-HQA3, Class B1 (30 day USD SOFR Average + 5.864%)
1,218,141	11.179	(b)(d)	07/25/50	1,326,868
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2020-HQA4, Class B1 (30 day USD SOFR Average + 5.364%)
790,596	10.679	(b)(d)	09/25/50	853,216
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2020-HQA5, Class M2 (30 Day USD SOFR Average + 2.600%)
340,840	7.915	(b)(d)	11/25/50	345,555
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2021-DNA1, Class M2 (30 Day USD SOFR Average + 1.800%)
238,960	7.115	(b)(d)	01/25/51	239,545
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2021-DNA6, Class B1 (30 Day USD SOFR Average + 3.400%)
137,000	8.715	(b)(d)	10/25/41	138,457
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2021-HQA2, Class M2 (30 Day USD SOFR Average + 2.050%)
410,000	7.365	(b)(d)	12/25/33	399,926
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2022-HQA1, Class M1B (30 Day USD SOFR Average + 3.500%)
794,000	8.815	(b)(d)	03/25/42	820,191
Federal Home Loan Mortgage Corp. STACR Series 2023-HQA2, Class M1B (30 Day USD SOFR Average + 3.350%)
1,104,000	8.665	(b)(d)	06/25/43	1,131,681
Federal Home Loan Mortgage Corp. STACR Trust Series 2019-HQA2, Class M2 (30 day USD SOFR Average + 2.164%)
537,393	7.479	(b)(d)	04/25/49	540,792

Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Sequential Floating Rate(c) – (continued)
Federal National Mortgage Association Connecticut Avenue Securities Series 2016-C03, Class 1M2 (30 Day USD SOFR Average + 5.414%)
$949,460	10.729	%(b)	10/25/28	$1,005,696
Federal National Mortgage Association Connecticut Avenue Securities Series 2019-R01, Class 2M2 (30 Day USD SOFR Average + 2.564%)
99,914	7.879	(b)(d)	07/25/31	100,276
Federal National Mortgage Association Connecticut Avenue Securities Series 2019-R03, Class 1M2 (30 day USD SOFR Average + 2.264%)
2,599	7.579	(b)(d)	09/25/31	2,601
Federal National Mortgage Association Connecticut Avenue Securities Series 2020-R01, Class 1M2 (30 Day USD SOFR Average + 2.164%)
66,767	7.479	(b)(d)	01/25/40	67,353
Federal National Mortgage Association Connecticut Avenue Securities Series 2021-R02, Class 2B1 (30 Day USD SOFR Average + 3.300%)
1,350,000	8.615	(b)(d)	11/25/41	1,353,748
Federal National Mortgage Association Connecticut Avenue Securities Series 2022-R02, Class 1B1 (30 day USD SOFR Average + 6.250%)
153,000	11.565	(b)(d)	03/25/42	168,046
Federal National Mortgage Association Connecticut Avenue Securities Series 2022-R02, Class 2M2 (30 Day USD SOFR Average + 3.000%)
590,000	8.315	(b)(d)	01/25/42	590,134
Federal National Mortgage Association Connecticut Avenue Securities Series 2022-R04, Class 1B1 (30 day USD SOFR Average + 5.250%)
433,000	10.565	(b)(d)	03/25/42	461,303
Federal National Mortgage Association Connecticut Avenue Securities Series 2022-R05, Class 2B1 (30 day USD SOFR Average + 4.500%)
392,000	9.815	(b)(d)	04/25/42	404,334
Federal National Mortgage Association Connecticut Avenue Securities Series 2022-R05, Class 2M2 (30 Day USD SOFR Average + 3.000%)
279,000	8.315	(b)(d)	04/25/42	283,084
Federal National Mortgage Association Connecticut Avenue Securities Series 2023-R03, Class 2M2 (30 Day USD SOFR Average + 3.900%)
338,336	9.215	(b)(d)	04/25/43	353,441
Federal National Mortgage Association Connecticut Avenue Securities Series 2023-R05, Class 1M2 (30 Day USD SOFR Average + 3.100%)
250,000	8.415	(b)(d)	06/25/43	256,397
Federal National Mortgage Association Connecticut Avenue Securities Series 2023-R06, Class 1M2 (30 Day USD SOFR Average + 2.700%)
230,000	8.015	(b)(d)	07/25/43	231,408
JP Morgan Mortgage Trust Series 2021-LTV2, Class A1
1,358,710	2.520	(b)(d)	05/25/52	1,048,116

110	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Sequential Floating Rate(c) – (continued)
JP Morgan Mortgage Trust Series 2022-LTV1,Class A2
$457,811	3.520	%(b)(d)	07/25/52	$366,390
JP Morgan Mortgage Trust Series 2023-2, Class A3A
1,781,796	5.000	(d)	07/25/53	1,653,451
Mill City Mortgage Loan Trust Series 2017-2, Class A3
413,818	3.204	(b)(d)	07/25/59	389,617
Residential Accredit Loans, Inc. Trust Series 2006-QO7, Class 3A2 (1 mo. USD Term SOFR + 0.524%)
65,993	5.844	(b)	09/25/46	54,491
Towd Point Mortgage Trust Series 2020-1, Class A2A
550,000	3.100	(b)(d)	01/25/60	454,985

				25,498,142

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS				39,073,728

Commercial Mortgage-Backed Securities – 6.8%
Sequential Fixed Rate – 4.2%
Bank Series 2019-BNK23, Class AS
$1,100,000	3.203	%(c)	12/15/52	$905,648
Bank Series 2021-BNK38, Class A5
1,050,000	2.521	(c)	12/15/64	816,261
Bank Series 2022-BNK39, Class A4
2,400,000	2.928	(b)(c)	02/15/55	1,932,651
Bank Series 2023-BNK46, Class A4
600,000	5.745	(c)	08/15/56	593,272
Bank5 Series 2023-SYR2, Class A3
1,500,000	6.656	(c)	06/15/28	1,543,065
BBCMS Mortgage Trust Series 2021-C9, Class A5
1,600,000	2.299	(c)	02/15/54	1,255,812
BBCMS Mortgage Trust Series 2023-C20, Class ASB
1,229,000	5.860	(c)	07/15/56	1,214,960
Benchmark Mortgage Trust Series 2021-B26, Class A5
1,375,000	2.613	(c)	06/15/54	1,070,430
Benchmark Mortgage Trust Series 2021-B29, Class A5
1,450,000	2.388	(c)	09/15/54	1,126,185
Benchmark Mortgage Trust Series 2023-B39, Class A5
1,250,000	5.754	(c)	07/15/56	1,237,970
BMO Mortgage Trust Series 2023-C5, Class A5
1,600,000	5.765	(c)	06/15/56	1,581,964
BMO Mortgage Trust Series 2023-C5, Class ASB
1,600,000	5.995	(c)	06/15/56	1,596,490
BX Trust Series 2022, Class A
2,000,000	5.760	(d)	10/13/27	1,933,692
Citigroup Commercial Mortgage Trust Series 2017-P8, Class D
1,000,000	3.000	(c)(d)	09/15/50	642,020
CSAIL Commercial Mortgage Trust Series 2015-C3, Class A4
1,300,000	3.718	(c)	08/15/48	1,237,082
GS Mortgage Securities Trust Series 2017-GS7, Class A4
1,000,000	3.430	(c)	08/10/50	894,384
GS Mortgage Securities Trust Series 2017-GS8, Class A4
1,600,000	3.469	(c)	11/10/50	1,445,748
Morgan Stanley Capital I Trust Series 2019-H7, Class A4
1,500,000	3.261	(c)	07/15/52	1,293,185

Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Sequential Fixed Rate – (continued)
Wells Fargo Commercial Mortgage Trust Series 2017-RC1, Class D
$756,000	3.250	%(c)(d)	01/15/60	$542,202
Wells Fargo Commercial Mortgage Trust Series 2019-C53, Class A4
1,075,000	3.040	(c)	10/15/52	909,591
Wells Fargo Commercial Mortgage Trust Series 2020-C58, Class A4
1,575,000	2.092	(c)	07/15/53	1,211,756
Wells Fargo Commercial Mortgage Trust Series 2021-C59, Class A5
1,500,000	2.626	(c)	04/15/54	1,184,891

				26,169,259

Sequential Floating Rate(b) – 2.6%
3650R Commercial Mortgage Trust Series 2021-PF1, Class AS
1,050,000	2.778		11/15/54	769,094
Bank Series 2018-BNK13, Class A5
1,600,000	4.217	(c)	08/15/61	1,478,687
Bank5 Series 2023-5YR3, Class AS
1,850,000	7.315	(c)	09/15/56	1,881,400
BBCMS Mortgage Trust Series 2022-C17, Class AS
1,400,000	4.971	(c)	09/15/55	1,225,386
BBCMS Mortgage Trust Series 2023-C21, Class AS
1,075,000	6.506	(c)	09/15/56	1,055,389
BMO Mortgage Trust Series 2022-C2, Class A5
1,361,000	4.973		07/15/54	1,272,715
BMO Mortgage Trust Series 2023-C4, Class A5
1,575,000	5.117	(c)	02/15/56	1,488,735
BX Commercial Mortgage Trust Series 2023-VLT2, Class A (1 mo. USD Term SOFR + 2.281%)
700,000	7.613	(d)	06/15/40	698,829
BX Trust Series 2021-ARIA, Class F (1 mo. USD Term SOFR + 2.708%)
1,350,000	8.040	(d)	10/15/36	1,270,586
BX Trust Series 2022-PSB, Class A (1 mo. USD Term SOFR + 2.451%)
3,436,578	7.783	(d)	08/15/39	3,436,811
Citigroup Commercial Mortgage Trust Series 2023-PRM3, Class A
1,100,000	6.572	(d)	07/10/28	1,095,790

				15,673,422

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES				$41,842,681

Federal Agencies – 65.9%
Federal Home Loan Mortgage Corp. – 0.1%
$10,282	5.000%		01/01/33	$10,073
288	5.000		03/01/33	283
3,997	5.000		04/01/33	3,917
481	5.000		05/01/33	472
1,658	5.000		06/01/33	1,624
10,676	5.000		07/01/33	10,461
16,429	5.000		08/01/33	16,112

The accompanying notes are an integral part of these financial statements.	111

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Federal Home Loan Mortgage Corp. – (continued)
$1,792	5.000%	09/01/33	$1,761
3,665	5.000	10/01/33	3,591
6,380	5.000	11/01/33	6,252
3,602	5.000	12/01/33	3,529
3,212	5.000	01/01/34	3,147
10,673	5.000	02/01/34	10,460
5,725	5.000	03/01/34	5,609
9,872	5.000	04/01/34	9,672
12,334	5.000	05/01/34	12,086
170,280	5.000	06/01/34	166,855
4,680	5.000	11/01/34	4,586
43,112	5.000	04/01/35	42,244
12	5.000	11/01/35	12

			312,746

Government National Mortgage Association – 19.5%
8,101,418	4.500	12/20/48	7,588,009
3,037,289	5.000	12/20/48	2,928,128
4,609,101	4.500	01/20/49	4,314,129
1,548,431	2.500	06/20/51	1,249,328
7,034,201	2.500	09/20/51	5,686,580
5,827,962	2.500	10/20/51	4,707,680
2,304,051	2.500	11/20/51	1,860,428
6,763,694	2.500	12/20/51	5,464,090
2,179,799	2.500	01/20/52	1,757,444
1,000,000	4.500	TBA-30yr(f)	923,664
13,000,000	5.000	TBA-30yr(f)	12,322,535
17,000,000	6.000	TBA-30yr(f)	16,845,875
41,000,000	5.500	TBA-30yr(f)	39,790,643
15,000,000	6.500	TBA-30yr(f)	15,068,611

			120,507,144

Uniform Mortgage-Backed Security – 46.3%
16,139	4.500	08/01/37	15,395
3,217	4.500	04/01/39	3,086
5,269	4.000	08/01/39	4,834
2,212	4.000	09/01/39	2,029
17,805	4.500	10/01/39	17,117
2,373	4.500	05/01/41	2,270
9,478	4.500	06/01/41	9,079
8,560	4.500	08/01/41	8,191
2,834	4.500	10/01/41	2,714
659	4.500	11/01/42	622
11,489	4.500	12/01/43	10,816
466,913	4.500	11/01/48	435,782
84,671	4.500	01/01/49	78,947
400,405	4.500	06/01/49	373,333
142,778	4.500	06/01/49	132,963
439,489	4.500	08/01/49	409,225
5,551,796	5.000	10/01/49	5,334,127
375,517	4.500	01/01/50	349,704
7,729,841	4.500	03/01/50	7,223,351
4,928,532	5.000	03/01/50	4,730,679
20,166,217	2.000	04/01/52	15,331,741
15,439,550	2.000	04/01/52	11,738,204

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Uniform Mortgage-Backed Security – (continued)
$950,030	6.000%	01/01/53	$946,934
3,238	6.000	01/01/53	3,217
947,708	6.000	01/01/53	941,657
5,628,118	6.000	01/01/53	5,567,565
1,935,267	5.500	04/01/53	1,880,110
972,375	6.000	04/01/53	972,245
955,107	6.000	04/01/53	951,994
971,701	6.000	04/01/53	967,320
18,000,000	4.000	TBA-30yr(f)	16,031,243
56,000,000	5.000	TBA-30yr(f)	52,843,470
18,000,000	3.500	TBA-30yr(f)	15,477,185
22,000,000	6.000	TBA-30yr(f)	21,715,536
121,000,000	6.500	TBA-30yr(f)	121,578,356

			286,091,041

TOTAL FEDERAL AGENCIES			$406,910,931

TOTAL MORTGAGE-BACKED OBLIGATIONS (Cost $499,241,252)			$487,827,340

Asset-Backed Securities – 9.9%

Collateralized Loan Obligations(d) – 9.8%
37 Capital CLO 1 Ltd. Series 2021-1A, Class A(b)(c) (3 mo. USD Term SOFR + 1.462%)
$1,400,000	6.770%	10/15/34	$1,380,488
Apidos CLO XXIII Ltd. Series 2015-23A, Class AR(b)(c) (3 mo. USD Term SOFR + 1.482%)
2,600,000	6.790	04/15/33	2,587,109
Barings CLO Ltd. Series 2020-4A, Class D1(b)(c) (3 mo. USD Term SOFR + 3.962%)
1,000,000	9.288	01/20/32	992,249
Cathedral Lake VII Ltd. Series 2021-7RA, Class D(b)(c) (3 mo. USD Term SOFR + 4.542%)
270,000	9.852	01/15/32	257,298
Crown City CLO I Series 2020-1A, Class A1AR(b)(c) (3 mo. USD Term SOFR + 1.452%)
2,000,000	6.778	07/20/34	1,980,978
Crown Point CLO 9 Ltd. Series 2020-9A, Class AR(b)(c) (3 mo. USD Term SOFR + 1.452%)
8,900,000	6.763	07/14/34	8,814,516
Elmwood CLO IV Ltd. Series 2020-1A, Class A(b)(c) (3 mo. USD Term SOFR + 1.502%)
3,500,000	6.810	04/15/33	3,489,563
Halsey Point CLO I Ltd. Series 2019-1A, Class A1A1(b)(c) (3 mo. USD Term SOFR + 1.612%)
9,400,000	6.938	01/20/33	9,380,749
LCCM Trust Series 2021-FL2, Class A(b)(c) (1 mo. USD Term SOFR + 1.314%)
1,145,975	6.647	12/13/38	1,127,864
MAN GLG U.S. CLO Ltd. Series 2021-1A, Class A1(b)(c) (3 mo. USD Term SOFR + 1.562%)
6,700,000	6.870	07/15/34	6,630,963

112	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities – (continued)

Collateralized Loan Obligations(d) – (continued)
MF1 Ltd. Series 2021-FL6, Class A(b)(c) (1 mo. USD Term SOFR + 1.214%)
$1,388,036	6.545%	07/16/36	$1,372,688
Oaktree CLO Ltd. Series 2021-1A, Class A1(b)(c) (3 mo. USD Term SOFR + 1.422%)
4,000,000	6.730	07/15/34	3,950,388
Ocean Trails CLO XI Series 2021-11A, Class D(b)(c) (3 mo. USD Term SOFR + 3.962%)
3,000,000	9.288	07/20/34	2,748,771
Stellar Jay Ireland DAC Series 2021-1, Class A
1,809,333	3.967	10/15/41	1,463,027
Tikehau U.S. CLO I Ltd. Series 2021-1A, Class E(b)(c) (3 mo. USD Term SOFR + 7.172%)
1,000,000	12.482	01/18/35	881,051
Venture 39 CLO Ltd. Series 2020-39A, Class A1(b)(c) (3 mo. USD Term SOFR + 1.542%)
6,200,000	6.850	04/15/33	6,141,360
Voya CLO Ltd. Series 2019-1A, Class AR(b)(c) (3 mo. USD Term SOFR + 1.322%)
3,574,485	6.630	04/15/31	3,560,412
Zais CLO 15 Ltd. Series 2020-15A, Class A1R(b)(c) (3 mo. USD Term SOFR + 1.612%)
4,000,000	6.977	07/28/32	3,949,064

			60,708,538

Home Equity(b)(c) – 0.1%
Lehman XS Trust Series 2007-3, Class 1BA2 (6 mo. USD Term SOFR + 0.928%)
71,941	6.404	03/25/37	67,157
Morgan Stanley Mortgage Loan Trust Series 2006-16AX, Class 1A (1 mo. USD Term SOFR + 0.454%)
674,182	5.774	11/25/36	121,826

			188,983

Student Loan(b)(c) – 0.0%
SLM Student Loan Trust Series 2008-3, Class A3 (90 day USD SOFR Average + 1.262%)
17	6.316	10/25/21	17

TOTAL ASSET-BACKED SECURITIES (Cost $61,974,579)			$60,897,538

Corporate Obligations – 9.8%

Advertising(c)(d) – 0.1%
Outfront Media Capital LLC/Outfront Media Capital Corp.
$364,000	5.000%	08/15/27	$322,002

Aerospace & Defense(c) – 0.1%
TransDigm, Inc.
650,000	5.500	11/15/27	610,038
Triumph Group, Inc.
285,000	7.750	08/15/25	270,770

			880,808

Principal Amount		Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Banks – 0.5%
AIB Group PLC(b)(c) (-1X 5 yr. EUR Swap + 6.629%)
EUR	372,000	6.250%	06/23/25	$373,959
Banco do Brasil SA(b)(c) (10 yr. CMT + 4.398%)
	$1,550,000	6.250	04/15/24	1,430,495
Banco Mercantil del Norte SA(b)(c)(d) (5 yr. CMT + 4.643%)
	640,000	5.875	01/24/27	545,600
Shinhan Bank Co. Ltd.(d)
	200,000	4.500	04/12/28	191,652
Societe Generale SA(b)(c) (5 yr. USD Swap + 3.929%)
	224,000	6.750	04/06/28	182,291
Virgin Money U.K. PLC(b)(c) (5 year UK Government Bond + 8.307%)
GBP	344,000	9.250	06/08/24	408,541

				3,132,538

Building Materials – 0.1%
Summit Materials LLC/Summit Materials Finance Corp.(c)(d)
	$305,000	6.500	03/15/27	298,421
	438,000	5.250	01/15/29	399,364

				697,785

Chemicals(c)(d) – 0.1%
Ingevity Corp.
	546,000	3.875	11/01/28	450,068

Commercial Services – 0.5%
Allied Universal Holdco LLC/Allied Universal Finance Corp.(c)(d)
	843,000	6.625	07/15/26	799,518
DP World Crescent Ltd.
	200,000	4.848	09/26/28	192,096
	200,000	3.875	07/18/29	181,275
DP World Ltd.
	200,000	5.625	09/25/48	177,262
Herc Holdings, Inc.(c)(d)
	1,269,000	5.500	07/15/27	1,199,674
United Rentals North America, Inc.(c)
	604,000	3.875	02/15/31	502,480

				3,052,305

Computers(c)(d) – 0.1%
KBR, Inc.
	708,000	4.750	09/30/28	630,325

Diversified Financial Services – 0.7%
AerCap Holdings NV(b)(c) (5 yr. CMT + 4.535%)
	508,000	5.875	10/10/79	493,334
Global Aircraft Leasing Co. Ltd.(c)(d)(g) (PIK 7.250%, Cash 6.500%)
	2,008,039	6.500	09/15/24	1,912,758
Midcap Financial Issuer Trust(c)(d)
	1,681,000	6.500	05/01/28	1,458,267
Navient Corp.
	255,000	6.750	06/25/25	251,144

				4,115,503

The accompanying notes are an integral part of these financial statements.	113

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Electrical(c)(d) – 0.1%
Calpine Corp.
$1,048,000	4.625%		02/01/29	$877,511

Electronics(c)(d) – 0.2%
Sensata Technologies, Inc.
1,659,000	4.375		02/15/30	1,432,148

Energy-Alternate Sources(c)(d) – 0.1%
Greenko Dutch BV
185,000	3.850		03/29/26	166,125
Greenko Power II Ltd.
185,500	4.300		12/13/28	158,718

				324,843

Engineering & Construction – 0.1%
Mexico City Airport Trust(c)
320,000	4.250	(d)	10/31/26	300,486
546,000	5.500		07/31/47	415,310

				715,796

Entertainment(c)(d) – 0.1%
Motion Bondco DAC
567,000	6.625		11/15/27	523,426

Environmental(c)(d) – 0.7%
GFL Environmental, Inc.
3,270,000	3.500		09/01/28	2,813,115
Waste Pro USA, Inc.
1,524,000	5.500		02/15/26	1,425,047

				4,238,162

Food & Drug Retailing – 0.4%
B&G Foods, Inc.(c)
1,123,000	5.250		04/01/25	1,101,652
243,000	5.250		09/15/27	203,444
Performance Food Group, Inc.(c)(d)
219,000	6.875		05/01/25	218,969
1,041,000	5.500		10/15/27	984,547

				2,508,612

Healthcare Providers & Services(c) – 0.2%
Encompass Health Corp.
641,000	4.500		02/01/28	584,688
Tenet Healthcare Corp.
841,000	6.125		10/01/28	789,262

				1,373,950

Insurance(c)(d) – 0.5%
Acrisure LLC/Acrisure Finance, Inc.
1,449,000	7.000		11/15/25	1,402,762
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer
730,000	6.750		10/15/27	680,353
USI, Inc.
1,237,000	6.875		05/01/25	1,227,463

				3,310,578

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Internet – 0.3%
Match Group Holdings II LLC(c)(d)
$1,404,000	4.625%		06/01/28	$1,259,444
Prosus NV(c)(d)
850,000	3.680		01/21/30	684,021
400,000	4.027		08/03/50	228,040

				2,171,505

Lodging – 0.5%
Hilton Domestic Operating Co., Inc.(c)
110,000	5.375	(d)	05/01/25	108,045
1,584,000	4.875		01/15/30	1,441,013
MGM Resorts International(c)
1,425,000	4.750		10/15/28	1,254,812

				2,803,870

Machinery-Diversified(c)(d) – 0.1%
Titan Acquisition Ltd./Titan Co.-Borrower LLC
646,000	7.750		04/15/26	632,944

Media(c) – 0.6%
CCO Holdings LLC/CCO Holdings Capital Corp.(d)
1,334,000	4.250		02/01/31	1,062,278
iHeartCommunications, Inc.
271,665	8.375		05/01/27	194,751
Nexstar Media, Inc.(d)
784,000	5.625		07/15/27	697,901
Scripps Escrow, Inc.(d)
887,000	5.875		07/15/27	654,101
Virgin Media Secured Finance PLC(d)
1,454,000	5.500		05/15/29	1,296,895

				3,905,926

Multi-National – 0.2%
African Export-Import Bank(c)(d)
550,000	2.634		05/17/26	489,946
850,000	3.798		05/17/31	660,178

				1,150,124

Oil Field Services – 1.3%
Ecopetrol SA(c)
120,000	8.625		01/19/29	120,132
70,000	6.875		04/29/30	63,630
290,000	8.875		01/13/33	282,525
Petroleos de Venezuela SA(h)
137,050,000	6.000		10/28/22	6,167,249
Reliance Industries Ltd.(d)
310,000	3.625		01/12/52	197,355
Transocean, Inc.(c)(d)
531,000	11.500		01/30/27	556,754
171,000	8.750		02/15/30	174,810
USA Compression Partners LP/USA Compression Finance Corp.(c)
318,000	6.875		04/01/26	311,583

				7,874,038

114	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Packaging – 0.9%
ARD Finance SA(c)(g)
(PIK 5.750%, Cash 5.000%)
EUR	236,165	5.000%		06/30/27	$185,217
(PIK 7.250%, Cash 6.500%)
	$958,594	6.500	(d)	06/30/27	723,738
Berry Global, Inc.(c)(d)
	524,000	4.500		02/15/26	496,736
Crown Americas LLC(c)
	2,933,000	5.250		04/01/30	2,710,796
LABL, Inc.(c)(d)
	231,000	6.750		07/15/26	223,696
	241,000	10.500		07/15/27	226,535
Trivium Packaging Finance BV(c)(d)
	516,000	5.500		08/15/26	481,929
	353,000	8.500		08/15/27	323,277

					5,371,924

Pipelines – 0.6%
Buckeye Partners LP(c)
	640,000	4.350		10/15/24	618,016
	1,049,000	3.950		12/01/26	943,083
Galaxy Pipeline Assets Bidco Ltd.
	240,000	2.625	(d)	03/31/36	185,750
	1,828,915	2.940		09/30/40	1,405,979
	430,000	3.250	(d)	09/30/40	312,584
Global Partners LP/GLP Finance Corp.(c)
	215,000	7.000		08/01/27	209,741

					3,675,153

Real Estate(c)(h) – 0.0%
Zhenro Properties Group Ltd.
	200,000	6.700		08/04/26	2,000

Real Estate Investment Trust(c) – 0.1%
MPT Operating Partnership LP/MPT Finance Corp.
	1,288,000	4.625		08/01/29	912,999

Retailing(c) – 0.3%
CK Hutchison International 20 Ltd.(d)
	200,000	2.500		05/08/30	164,104
CK Hutchison International 21 Ltd.(d)
	230,000	2.500		04/15/31	184,053
Group 1 Automotive, Inc.(d)
	314,000	4.000		08/15/28	272,253
LCM Investments Holdings II LLC(d)
	474,000	4.875		05/01/29	401,203
Penske Automotive Group, Inc.
	942,000	3.500		09/01/25	890,096

					1,911,709

Software(c)(d) – 0.1%
Camelot Finance SA
	152,000	4.500		11/01/26	140,659
Castle U.S. Holding Corp.
	574,000	9.500		02/15/28	307,613

					448,272

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Telecommunication Services(c)(d) – 0.0%
Altice France SA
$218,000	5.500%	01/15/28	$166,663

Transportation(c)(d) – 0.2%
Rand Parent LLC
1,040,000	8.500	02/15/30	961,844

TOTAL CORPORATE OBLIGATIONS (Cost $106,609,694)			$60,575,331

Bank Loans(b)(i) – 1.8%

Banks – 0.2%
Nouryon Finance BV (1 mo. USD Term SOFR + 4.000%)
$1,282,615	9.427%	04/03/28	$1,264,440

Building & Construction – 0.2%
KKR Apple Bidco LLC (1 mo. USD Term SOFR + 2.750%)
1,473,750	8.181	09/22/28	1,461,960

Consumer Cyclical Services – 0.2%
Hertz Corp.
(1 mo. USD Term SOFR + 3.250%)
1,028,115	8.681	06/30/28	1,026,542
(1 mo. USD Term SOFR + 3.250%)
198,220	8.681	06/30/28	197,917

			1,224,459

Healthcare Products – 0.1%
Sotera Health Holdings LLC (1 mo. USD Term SOFR + 2.750%)
425,000	8.181	12/11/26	420,644

Media - Cable – 0.3%
CSC Holdings LLC (1 mo. USD Term SOFR + 4.500%)
1,914,046	9.832	01/18/28	1,810,362

Media - Non Cable – 0.3%
Getty Images, Inc. (3 mo. USD Term SOFR + 4.500%)
584,250	9.990	02/19/26	584,834
iHeartCommunications, Inc. (1 mo. USD Term SOFR + 3.000%)
1,300,000	8.431	05/01/26	1,165,294

			1,750,128

Technology - Software/Services – 0.5%
Camelot U.S. Acquisition LLC (1 mo. USD Term SOFR + 3.000%)
2,104,576	8.431	10/30/26	2,101,567
Travelport Finance Sarl (1 mo. USD LIBOR + 1.600%)
13,259	12.545	02/28/25	12,562
Ultimate Software Group, Inc. (3 mo. USD Term SOFR + 3.750%)
888,000	9.219	05/04/26	886,339

			3,000,468

TOTAL BANK LOANS (Cost $11,189,317)			$10,932,461

The accompanying notes are an integral part of these financial statements.	115

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value

Municipal Debt Obligations – 1.3%

Illinois – 1.3%
Illinois State GO Bonds Build America Series 2010(c)
	$3,831,428	7.350%		07/01/35	$3,990,802
Illinois State GO Bonds Taxable-Pension Series 2003
	4,280,000	5.100		06/01/33	4,062,965

TOTAL MUNICIPAL DEBT OBLIGATIONS (Cost $8,405,212)					$8,053,767

Sovereign Debt Obligations – 1.0%

Euro – 0.6%
Ivory Coast Government International Bonds
EUR	530,000	4.875%		01/30/32	$424,616
Oman Government International Bonds
	$1,410,000	4.750		06/15/26	1,366,854
Romania Government International Bonds
EUR	1,250,000	3.624	(d)	05/26/30	1,133,121
	230,000	2.000	(d)	01/28/32	174,750
	120,000	3.375		01/28/50	74,653
	200,000	3.375	(d)	01/28/50	124,422
Ukraine Government International Bonds(d)
	1,550,000	4.375		01/27/32	385,103

					3,683,519

United States Dollar – 0.4%
Export-Import Bank of Korea
	$200,000	5.000		01/11/28	197,212
	200,000	5.125		01/11/33	195,284
Hungary Government International Bonds
	550,000	6.125		05/22/28	547,773
Indonesia Government International Bonds(c)
	950,000	4.850		01/11/33	904,552
Ivory Coast Government International Bonds
	566,000	6.125		06/15/33	468,178

					2,312,999

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $8,239,616)					$5,996,518

Shares		Description			Value

Common Stocks(h) – 0.0%

Media – 0.0%
	90,409	iHeartMedia, Inc. Class A			$285,692

TOTAL COMMON STOCKS (Cost $261,977)					$285,692

Principal Amount	Interest Rate	Maturity Date	Value

U.S. Treasury Obligations – 32.9%
U.S. Treasury Bonds
$500,000	4.375%	05/15/41	$471,250
500,000	3.625	02/15/53	413,828
U.S. Treasury Notes
39,010,000	4.250 (j)	10/15/25	38,397,422
35,980,000	3.875	01/15/26	35,128,286
31,070,000	3.875	09/30/29	29,807,781
30,840,000	4.000	10/31/29	29,775,056
31,040,000	3.875	11/30/29	29,752,325
39,660,000	4.625	09/30/30	39,679,955

TOTAL U. S. TREASURY OBLIGATIONS (Cost $210,519,778)			$203,425,903

Shares	Dividend Rate		Value

Investment Company(k) – 14.7%
Goldman Sachs Financial Square Government Fund—Institutional Shares
91,087,044	5.240%		$91,087,044
(Cost $91,087,044)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS – 150.4% (Cost $997,528,469)			$929,081,594

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investments – 1.2%

Certificates of Deposit – 1.2%
Banco Santander SA(b) (Secured Overnight Financing Rate + 0.490%)
$2,000,000	5.800%	02/09/24	$2,000,548
Bayerische Landesbank
1,700,000	5.300	01/25/24	1,697,384
Svenska Handelsbanken AB(b) (Secured Overnight Financing Rate + 0.570%)
3,939,000	5.880	01/09/24	3,943,290

TOTAL SHORT- TERM INVESTMENTS (Cost $7,639,000)			$7,641,222

TOTAL INVESTMENTS – 151.6% (Cost $1,005,167,469)			$936,722,816

LIABILITIES IN EXCESS OF OTHER ASSETS – (51.6)%			(318,826,380)

NET ASSETS – 100.0%			$617,896,436

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

116	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

(b)

Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on September 30, 2023.

(c)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(d)	Exempt from registration under Rule 144A of the Securities Act of 1933.
(e)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on September 30, 2023.
(f)

TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $312,597,118 which represents approximately 50.5% of net assets as of September 30, 2023.

(g)	Pay-in-kind securities.
(h)	Security is currently in default and/or non-income producing.
(i)

Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. As bank loan positions may involve multiple underlying tranches for which the aggregate position is presented, the stated interest rate represents the weighted average interest rate of all contracts on September 30, 2023. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the Secured Overnight Financing Rate (“SOFR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(j)	All or a portion of security is segregated as collateral for initial margin requirement on futures transactions.
(k)	Represents an Affiliated Issuer.

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2023, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

JPMorgan Securities, Inc.	AUD	3,615,861	USD	2,307,642	10/05/23	$17,581
	AUD	14,511,905	USD	9,279,494	10/10/23	54,288
	AUD	1,902,430	USD	1,221,185	12/20/23	5,494
	CAD	3,401,589	EUR	2,354,000	12/20/23	9,183
	CLP	4,729,677,668	USD	5,231,553	10/02/23	90,250
	CNH	18,170,587	USD	2,491,000	12/20/23	7,961
	CZK	55,108,960	EUR	2,251,196	10/25/23	3,350
	EUR	7,625,934	CHF	7,341,521	10/25/23	28,675
	EUR	2,290,928	CHF	2,184,262	12/20/23	23,154
	EUR	2,576,442	JPY	403,066,304	12/20/23	335
	EUR	2,427,758	MXN	45,403,924	12/20/23	7,186
	EUR	7,558,602	USD	7,966,178	11/02/23	36,061
	EUR	1,207,476	USD	1,279,260	02/23/24	6,420
	GBP	1,102,967	USD	1,339,200	10/20/23	6,699
	GBP	4,354,419	USD	5,301,104	10/30/23	12,736
	GBP	1,023,137	USD	1,248,107	10/31/23	460
	GBP	3,191,079	USD	3,891,192	12/20/23	4,560
	ILS	9,532,405	EUR	2,354,000	12/20/23	11,064
	JPY	5,369,654	USD	35,701	10/03/23	248
	JPY	294,184,237	USD	1,973,446	11/06/23	7,613
	JPY	183,065,122	USD	1,241,000	12/20/23	871
	MXN	22,877,335	EUR	1,217,041	12/20/23	2,975
	MXN	36,784,226	USD	2,087,762	10/10/23	19,414
	MXN	46,780,562	USD	2,658,868	10/24/23	14,261
	MXN	38,090,321	USD	2,138,704	12/08/23	21,433
	MXN	9,164,172	USD	508,771	02/07/24	5,573
	MXN	8,169,134	USD	450,611	03/08/24	5,504
	NOK	62,101,846	USD	5,738,304	10/04/23	68,079
	NOK	11,576,115	USD	1,068,301	10/06/23	14,101
	NOK	13,263,665	USD	1,239,762	12/20/23	3,062
	NZD	16,925,451	AUD	15,653,428	10/25/23	70,534
	NZD	2,091,280	AUD	1,941,000	12/20/23	1,903
	NZD	18,569,273	USD	10,962,782	10/11/23	166,711

The accompanying notes are an integral part of these financial statements.	117

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

JPMorgan Securities, Inc. (continued)	NZD	11,068,231	USD	6,555,231	10/25/23	$ 78,547
	NZD	21,738,663	USD	12,937,482	12/20/23	92,029
	SEK	148,358,565	EUR	12,649,648	10/25/23	205,092
	SEK	28,476,437	EUR	2,443,595	12/20/23	23,795
	SEK	68,891,572	USD	6,186,966	10/10/23	121,076
	SEK	39,621,264	USD	3,548,251	10/18/23	80,897
	SEK	50,210,927	USD	4,529,993	12/20/23	85,183
	SGD	3,343,449	USD	2,445,948	10/25/23	2,644
	SGD	1,701,239	USD	1,246,000	12/20/23	3,156
	USD	6,721,111	AUD	10,435,310	10/10/23	9,317
	USD	1,301,540	AUD	2,017,510	12/20/23	658
	USD	3,966,924	CAD	5,378,673	11/20/23	4,099
	USD	6,390,192	CAD	8,604,243	12/20/23	46,957
	USD	15,816,063	CHF	14,176,329	12/20/23	184,756
	USD	3,014,865	CLP	2,556,497,185	10/02/23	138,311
	USD	1,240,058	COP	5,050,134,983	02/09/24	39,945
	USD	2,745,186	CZK	62,669,849	12/20/23	34,558
	USD	8,687,830	EUR	8,146,257	10/18/23	68,679
	USD	6,099,341	EUR	5,703,020	12/06/23	51,657
	USD	26,622,059	EUR	24,843,360	12/20/23	253,246
	USD	16,443,500	EUR	15,087,327	02/23/24	379,007
	USD	2,544,606	GBP	2,070,607	10/20/23	17,943
	USD	2,258,144	GBP	1,768,692	10/30/23	99,751
	USD	29,364,859	GBP	23,688,523	12/20/23	445,295
	USD	8,145,526	JPY	1,158,074,233	10/03/23	392,402
	USD	4,675,096	JPY	645,928,359	11/06/23	325,365
	USD	5,498,702	JPY	760,413,299	11/22/23	365,779
	USD	2,455,909	JPY	356,212,475	12/20/23	39,447
	USD	2,499,000	KRW	3,337,039,650	10/31/23	27,723
	USD	1,362,283	KRW	1,827,684,081	12/20/23	5,122
	USD	4,108,374	MXN	71,232,116	10/10/23	27,860
	USD	3,009,081	MXN	51,579,572	10/24/23	61,727
	USD	1,344,608	MXN	23,658,913	02/07/24	16,740
	USD	1,512,222	MXN	26,767,501	03/08/24	17,685
	USD	385,798	NOK	4,091,097	10/04/23	3,290
	USD	3,569,836	NOK	37,987,392	12/20/23	10,362
	USD	27,277	NZD	38,305	10/11/23	4,319
	USD	4,908,361	PLN	21,298,720	12/18/23	48,203
	USD	38,153	SEK	368,303	10/18/23	4,418
	USD	3,857,672	SGD	5,258,956	10/25/23	6,249

TOTAL						$4,551,028

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

JPMorgan Securities, Inc.	AUD	6,567,968	NZD	7,102,368	10/25/23	$(30,001)
	AUD	2,601,218	USD	1,675,688	10/10/23	(2,635)
	AUD	9,841,967	USD	6,376,521	12/20/23	(30,463)
	CAD	4,199,971	EUR	2,927,164	12/20/23	(10,590)
	CAD	5,971,674	USD	4,404,279	11/20/23	(4,550)
	CAD	13,760,278	USD	10,229,214	12/20/23	(84,838)

118	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

JPMorgan Securities, Inc. (continued)	CHF	2,178,355	EUR	2,256,257	10/25/23	$(1,641)
	CHF	27,862,482	USD	31,535,835	12/20/23	(813,704)
	CLP	1,174,707,158	USD	1,362,590	10/02/23	(40,817)
	CNH	18,259,655	USD	2,515,000	12/20/23	(3,789)
	COP	4,276,630,764	USD	1,021,224	02/07/24	(4,492)
	CZK	83,402,549	EUR	3,415,188	10/25/23	(3,611)
	CZK	57,491,994	USD	2,499,000	12/20/23	(12,327)
	EUR	5,565,000	CZK	136,116,895	10/25/23	(3,367)
	EUR	1,175,000	NZD	2,125,361	12/20/23	(26,730)
	EUR	6,848,533	SEK	80,864,513	10/25/23	(160,789)
	EUR	1,171,000	SEK	13,990,640	12/20/23	(43,058)
	EUR	8,829,375	USD	9,423,656	10/18/23	(81,731)
	EUR	4,079,270	USD	4,363,974	12/06/23	(38,172)
	EUR	3,298,003	USD	3,542,708	12/20/23	(42,198)
	EUR	26,352,093	USD	28,710,331	02/23/24	(651,484)
	GBP	6,496,024	USD	8,022,042	10/20/23	(95,250)
	GBP	504,466	USD	643,135	10/30/23	(27,519)
	GBP	5,295,601	USD	6,516,910	12/20/23	(51,903)
	HKD	6,401,081	USD	818,788	12/05/23	(122)
	JPY	1,152,618,925	USD	8,367,646	10/03/23	(651,045)
	JPY	864,173,967	USD	6,251,647	11/22/23	(418,320)
	JPY	3,655,687,744	USD	25,120,865	12/20/23	(321,534)
	KRW	1,766,939,710	USD	1,316,333	12/20/23	(4,278)
	MXN	60,698,868	USD	3,491,601	10/10/23	(14,481)
	MXN	76,714,354	USD	4,441,978	10/24/23	(58,374)
	MXN	13,412,807	USD	763,823	12/08/23	(3,170)
	NOK	17,525,600	USD	1,654,100	12/20/23	(11,926)
	PLN	21,029,880	USD	4,846,406	12/18/23	(47,595)
	SEK	10,747,845	EUR	933,062	10/25/23	(2,772)
	SGD	1,532,466	USD	1,123,989	10/25/23	(1,680)
	SGD	6,457,888	USD	4,753,575	12/20/23	(11,787)
	USD	3,992,532	AUD	6,220,835	10/05/23	(7,851)
	USD	2,629,384	AUD	4,094,796	10/10/23	(4,311)
	USD	12,258,148	AUD	19,111,438	12/20/23	(64,827)
	USD	4,166,436	CAD	5,682,369	12/20/23	(22,730)
	USD	3,697,540	CLP	3,347,887,641	10/02/23	(69,483)
	USD	1,963,421	CLP	1,777,485,255	12/07/23	(26,331)
	USD	443,183	CLP	396,737,645	12/20/23	(481)
	USD	2,450,571	CNH	17,948,469	12/20/23	(17,843)
	USD	364,723	COP	1,568,308,255	02/09/24	(7,970)
	USD	9,636,847	EUR	9,141,780	10/18/23	(35,617)
	USD	3,904,608	EUR	3,698,137	10/31/23	(10,233)
	USD	2,488,709	EUR	2,354,350	12/20/23	(10,206)
	USD	8,638,710	GBP	7,096,615	10/20/23	(20,956)
	USD	673,477	GBP	555,932	10/30/23	(4,945)
	USD	1,339,585	GBP	1,100,456	10/31/23	(3,338)
	USD	1,248,107	GBP	1,022,908	12/20/23	(685)
	USD	1,286,520	KRW	1,737,830,919	11/06/23	(867)
	USD	1,013,425	MXN	17,828,371	10/10/23	(7,869)
	USD	4,012,109	MXN	70,893,966	10/24/23	(38,906)
	USD	2,433,613	MXN	43,451,041	12/20/23	(25,506)
	USD	5,392,126	NOK	58,010,624	10/04/23	(31,738)
	USD	1,068,301	NOK	11,585,729	10/06/23	(15,000)
	USD	5,571,294	NOK	59,518,778	12/20/23	(5,701)

The accompanying notes are an integral part of these financial statements.	119

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

JPMorgan Securities, Inc. (continued)	USD	12,240,647	NZD	20,569,984	10/11/23	$(87,972)
	USD	2,272,173	NZD	3,812,722	10/25/23	(12,992)
	USD	18,651,882	NZD	31,617,008	12/20/23	(298,416)
	USD	6,178,100	SEK	68,916,966	10/10/23	(132,267)
	USD	1,182,750	SEK	13,010,253	10/18/23	(8,936)
	USD	10,541,326	SEK	116,733,631	12/20/23	(188,338)
	USD	5,007,033	SGD	6,845,627	10/25/23	(6,397)
	USD	1,316,333	SGD	1,794,398	12/20/23	(1,228)
	USD	1,392,948	ZAR	26,781,449	12/20/23	(11,305)
	ZAR	15,516,042	USD	819,446	11/08/23	(2,762)

TOTAL						$(4,996,750)

FORWARD SALES CONTRACTS — At September 30, 2023, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value

Government National Mortgage Association, TBA	2.500%	TBA - 30yr	10/23/23	$(4,000,000)	$(3,268,568)
Uniform Mortgage-Backed Security, TBA	2.000	TBA - 30yr	11/13/23	(36,000,000)	(27,407,606)
Uniform Mortgage-Backed Security, TBA	2.500	TBA - 30yr	10/13/22	(56,000,000)	(44,417,156)
Uniform Mortgage-Backed Security, TBA	4.500	TBA - 30yr	10/13/22	(10,000,000)	(9,183,199)
Uniform Mortgage-Backed Security, TBA	5.000	TBA - 30yr	11/13/23	(86,000,000)	(81,172,631)
Uniform Mortgage-Backed Security, TBA	5.500	TBA - 30yr	10/12/23	(32,000,000)	(30,930,016)
Uniform Mortgage-Backed Security, TBA	6.500	TBA - 30yr	11/13/23	(15,000,000)	(15,062,908)

(PROCEEDS RECEIVABLE: $(212,803,672))					$(211,442,084)

(a)

TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

FUTURES CONTRACTS — At September 30, 2023, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
2 Year U.S. Treasury Notes	225	12/29/23	$45,609,961	$45,544
20 Year U.S. Treasury Bonds	7	12/19/23	796,469	1,520
French 10 Year Government Bonds	1	12/07/23	130,253	(1,281)
Ice 3M Sonia Index	160	12/17/24	46,327,194	79,948

Total				$125,731

Short position contracts:
10 Year U.K. Long Gilt	(1)	12/27/23	(114,885)	767

120	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Short position contracts:
10 Year U.S. Treasury Notes	(916)	12/19/23	$(98,985,250)	$925,124
30 Year German Euro-Buxl	(3)	12/07/23	(388,095)	3,421
5 Year German Euro-Bobl	(325)	12/07/23	(39,772,427)	132,014
5 Year German Euro-Bund	(8)	12/07/23	(1,088,037)	(3,142)
5 Year U.S. Treasury Notes	(448)	12/29/23	(47,201,000)	(72,498)
Ultra 10-Year U.S. Treasury Note	(996)	12/19/23	(111,116,250)	2,489,588
Ultra Long U.S. Treasury Bonds	(9)	12/19/23	(1,068,187)	1,142

Total				$3,476,416

TOTAL FUTURES CONTRACTS				$3,602,147

SWAP CONTRACTS — At September 30, 2023, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)			Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

1M BID
Average(a)	13.950%(a)	01/02/24	BRL	20,170	(b)	$30,160	$(69,081)	$99,241
12.795%(a)	1M BID Average(a)	01/02/24		7,360	(b)	9,115	—	9,115
12M SOFR(c)	3.500(c)	03/16/24		$7,390	(b)	(133,799)	4,239	(138,038)
12M SOFR(c)	4.430(c)	12/31/24		10	(b)	(142)	(2)	(140)
1M BID
Average(a)	12.060(a)	01/02/25	BRL	42,110	(b)	(31,008)	(157,017)	126,009
1M BID
Average(a)	12.063(a)	01/02/25		37,210	(b)	56,185	—	56,185
13.300(a)	1M BID Average(a)	01/02/25		26,230	(b)	(154,147)	(121)	(154,026)
12.713(a)	1M BID Average(a)	01/02/25		15,070	(b)	(42,389)	(1,442)	(40,947)
3.720(d)	6M EURO(e)	03/18/25	EUR	33,520		19,148	(283,471)	302,619
6M CDOR(f)	4.500(f)	07/10/25	CAD	74,010	(b)	(208,819)	(102,538)	(106,281)
4.250(d)	12M SOFR(d)	07/11/25		$50,030		226,691	65,618	161,073
9.750(a)	Mexico Interbank TIIE 28 Days(a)	12/17/25	MXN	286,870	(b)	176,957	83,600	93,357
4.250(c)	12M SOFR(c)	12/20/25		$83,910		878,303	745,221	133,082
4M CNRR(e)	2.000(e)	12/20/25	CNY	169,540	(b)	(57,034)	(52,248)	(4,786)
3M KWCDC(e)	3.750(e)	12/20/25	KRW	1,248,220	(b)	(2,053)	(2,479)	426
6M CDOR(f)	3.750(f)	12/20/25	CAD	189,720	(b)	(2,977,511)	(2,587,530)	(389,981)
7.750(e)	3M JIBAR(e)	12/20/25	ZAR	207,100	(b)	140,263	60,788	79,475
3M STIBOR(e)	4.000(c)	12/20/25	SEK	2,113,385	(b)	284,427	282,405	2,022
6M WIBOR(f)	4.500(c)	12/20/25	PLN	24,470	(b)	28,046	35,071	(7,025)
6M GBP(c)	5.250(c)	12/20/25	GBP	64,930	(b)	259,108	159,987	99,121
4.000(e)	6M AUDOR(e)	12/20/25	AUD	220,155	(b)	869,038	365,377	503,661
1.750(c)	6M CHFOR(c)	12/20/25	CHF	37,890		(51,424)	46,880	(98,304)
3.500(c)	6M EURO(c)	12/20/25	EUR	97,950		(134,159)	(309,698)	175,539
1M BID
Average(a)	10.850(a)	01/02/26	BRL	16,400	(b)	(6,417)	496	(6,913)
3.500(f)	6M AUDOR(f)	05/17/26	AUD	71,060	(b)	803,387	597,775	205,612
12M SOFR(c)	3.000(c)	05/20/26		$36,050	(b)	(974,309)	(805,668)	(168,641)
6M JYOR(c)	0.500(c)	08/02/26	JPY	13,179,000	(b)	49,933	382,360	(332,427)
3.250(c)	6M EURO(f)	12/20/26	EUR	3,460	(b)	25,143	16,862	8,281

The accompanying notes are an integral part of these financial statements.	121

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)			Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

1M BID
Average(a)	11.230%(a)	01/04/27	BRL	4,440	(b)	$(6,109)	$(29,868)	$23,759
1M BID
Average(a)	13.030(a)	01/04/27		13,000	(b)	190,073	10,740	179,333
10.286%(a)	1M BID Average(a)	01/04/27		26,920	(b)	83,021	—	83,021
1M BID
Average(a)	8.495(a)	01/04/27		6,710	(b)	(191,225)	(132,284)	(58,941)
3.490(c)	12M SOFR(c)	05/31/27		$10		404	(26)	430
12M SOFR(c)	3.350(c)	10/06/27		265,380	(b)	(2,613,383)	(154,232)	(2,459,151)
6M EURO(c)	2.673(c)	04/22/28	EUR	95,650	(b)	(614,522)	222,119	(836,641)
2.852(c)	3M EURO(e)	04/22/28		95,650	(b)	626,253	(184,555)	810,808
0.500(c)	6M JYOR(c)	08/03/28	JPY	27,458,890		1,329,397	424,027	905,370
12M SOFR(c)	3.696(c)	09/22/28		$38,660	(b)	(156,387)	(17,339)	(139,048)
6M EURO(c)	3.000(c)	10/19/28	EUR	37,690	(b)	(227,642)	117,203	(344,845)
1.250(c)	6M EURO(f)	12/19/28		2,630	(b)	283,836	(41,521)	325,357
4.000(c)	12M SOFR(c)	12/20/28		$9,060		123,853	35,397	88,456
3M CNRR(e)	2.250(e)	12/20/28	CNY	156,740	(b)	(185,883)	(63,484)	(122,399)
3M KWCDC(e)	3.500(e)	12/20/28	KRW	15,816,580	(b)	(161,046)	(88,599)	(72,447)
12M SOFR(c)	3.750(c)	12/20/28		$42,950		(1,058,941)	(608,366)	(450,575)
4.250(c)	3M NIBOR(f)	12/20/28	NOK	164,290	(b)	83,280	31,029	52,251
6M WIBOR(f)	4.250(c)	12/20/28	PLN	22,030	(b)	(40,994)	11,415	(52,409)
3M NZDOR(e)	4.750(f)	12/20/28	NZD	30,510	(b)	(342,911)	(63,423)	(279,488)
6M GBP(c)	4.750(c)	12/20/28	GBP	28,330	(b)	303,758	361,505	(57,747)
4.250(f)	6M AUDOR(f)	12/20/28	AUD	70,980	(b)	472,407	(66,427)	538,834
0.500(c)	6M JYOR(c)	12/20/28	JPY	25,415,000	(b)	1,030,035	395,382	634,653
12M SOFR(c)	3.984(c)	07/31/30		$73,260	(b)	(1,178,277)	75,977	(1,254,254)
2.680(c)	12M SOFR(c)	07/28/32		49,690	(b)	2,643,125	158,215	2,484,910
6M JYOR(c)	1.250(c)	08/02/33	JPY	5,655,620		(240,428)	121,604	(362,032)
1.250(c)	6M JYOR(c)	08/03/33		3,793,000	(b)	161,649	(208,372)	370,021
8.750(a)	Mexico Interbank TIIE 28 Days(a)	12/07/33	MXN	20,730	(b)	48,876	14,371	34,505
6M CHFOR(c)	1.750(c)	12/20/33	CHF	12,450	(b)	(71,296)	(67,591)	(3,705)
3.500(c)	12M SOFR(c)	12/20/33		$26,230		1,546,996	1,239,217	307,779
6M EURO(c)	3.000(c)	12/20/33	EUR	10,900	(b)	(176,162)	23,268	(199,430)
6M EURO(f)	3.250(c)	12/20/33		6,220	(b)	(68,956)	4,412	(73,368)
3M KWCDC(e)	3.500(e)	12/20/33	KRW	3,630,210	(b)	(72,602)	(30,531)	(42,071)
12M SOFR(c)	3.500(c)	12/20/33		$47,400	(b)	(2,795,562)	(2,036,905)	(758,657)
4.000(c)	3M NIBOR(f)	12/20/33	NOK	194,820	(b)	292,453	112,405	180,048
3.250(c)	3M STIBOR(e)	12/20/33	SEK	165,490	(b)	223,937	35,244	188,693
6M AUDOR(f)	4.500(f)	12/20/33	AUD	20,390	(b)	(286,346)	59,490	(345,836)
6M WIBOR(f)	4.750(c)	12/20/33	PLN	8,420	(b)	(31,108)	17,491	(48,599)
3M NZDOR(e)	4.750(f)	12/20/33	NZD	16,190	(b)	(312,967)	(11,541)	(301,426)
3.250(f)	6M CDOR(f)	12/20/33	CAD	3,810	(b)	198,055	144,879	53,176
3.250(c)	6M EURO(f)	12/20/33	EUR	15,460	(b)	171,391	(105,944)	277,335
4.250(c)	6M GBP(c)	12/20/33	GBP	1,080		8,257	(5,351)	13,608
1.000(c)	6M JYOR(c)	12/20/33	JPY	12,922,000	(b)	133,665	(462,340)	596,005
3M JIBAR(e)	9.250(e)	12/20/33	ZAR	39,470	(b)	(94,017)	(39,823)	(54,194)
6M AUDOR(f)	4.000(f)	05/17/34	AUD	16,520	(b)	(668,423)	(276,383)	(392,040)
3.000(c)	12M SOFR(c)	05/20/34		$8,250		759,664	240,341	519,323
6M EURO(f)	3.000(c)	05/15/35	EUR	55,670	(b)	(1,044,266)	(675,051)	(369,215)
3.240(c)	12M SOFR(c)	10/06/35		$63,490		4,023,895	(262,312)	4,286,207
3.781(c)	12M SOFR(c)	09/22/36		9,000		222,251	10,288	211,963
12M SOFR(c)	2.910(c)	07/28/37		133,650	(b)	(5,613,233)	(1,116,305)	(4,496,928)

122	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)			Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

6M EURO(f)	2.152%(c)	08/09/37	EUR	64,760	(b)	$(3,271,618)	$(2,534,177)	$(737,441)
12M SOFR(c)	3.391(c)	05/10/38		$114,210	(b)	(3,017,462)	(742,448)	(2,275,014)
6M JYOR(c)	1.500(c)	08/03/38	JPY	4,111,000	(b)	(413,067)	(312,755)	(100,312)
1.451%(c)	6M EURO(f)	08/10/42	EUR	165,670	(b)	8,455,589	4,288,495	4,167,094
3.000(c)	6M EURO(f)	12/20/43		560	(b)	27,499	8,701	18,798
2.080(c)	12M SOFR(c)	07/28/47		$132,620	(b)	3,976,372	1,609,471	2,366,901
6M EURO(f)	1.051(c)	08/11/47	EUR	96,990	(b)	(3,761,091)	(1,901,699)	(1,859,392)
2.564(c)	12M SOFR(c)	05/11/53		$108,070	(b)	2,834,384	609,112	2,225,272
2.000(c)	6M EURO(f)	05/17/53	EUR	31,770		1,474,459	392,033	1,082,426
2.500(c)	6M EURO(f)	12/20/53		5,670	(b)	654,624	422,794	231,830

TOTAL						$2,750,227	$(2,567,643)	$5,317,870

(a)	Payments made at monthly.

(b)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2023.

(c)	Payments made annually.

(d)	Payments made at maturity.

(e)	Payments made quarterly.

(f)	Payments made semi-annually.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at September 30, 2023(b)	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)

Protection Sold:
CDX.NA.IG Index 40	1.000%	0.686%	06/20/28	$26,349	$353,080	$403,736	$(50,656)
CDX.NA.IG Index 41	1.000	0.739	12/20/28	29,225	355,448	325,411	30,037
Republic of Chile, 3.24%, 2/6/2028	1.000	0.733	12/20/28	4,700	59,351	78,813	(19,462)
Republic of Indonesia, 4.125%, 1/15/2025	1.000	0.930	12/20/28	4,390	15,457	30,211	(14,754)
Republic of Peru, 8.75%, 1/21/2033	1.000	0.859	12/20/28	4,280	29,033	34,597	(5,564)
Republic of the Philippines, 10.625%, 03/16/25	1.000	0.845	12/20/28	3,530	26,178	28,792	(2,614)
United Mexican States, 4.15%, 3/28/2027	1.000	1.269	12/20/28	4,010	(47,911)	(44,224)	(3,687)

TOTAL					$790,636	$857,336	$(66,700)

(a)	Payments made quarterly.

(b)

Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.	123

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At September 30, 2023, the Fund had the following purchased and written options:

OVER-THE-COUNTER INTEREST RATE SWAPTIONS

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Purchased option contracts
Calls
1Y IRS	Citibank NA	1.977%	12/01/2023	14,020,000	$ 14,020,000	$ 734	$ 318,916	$(318,182)

Puts
3M IRS	JPMorgan Securities, Inc.	5.650	11/02/2023	66,290,000	66,290,000	8,684	21,902	(13,218)
3M IRS	JPMorgan Securities, Inc.	5.150	11/02/2023	66,290,000	66,290,000	176,716	133,161	43,555
3M IRS	JPMorgan Securities, Inc.	5.200	11/03/2023	66,290,000	66,290,000	150,750	127,898	22,852
3M IRS	JPMorgan Securities, Inc.	5.700	11/03/2023	66,290,000	66,290,000	5,760	22,282	(16,522)
3M IRS	MS & Co. Int. PLC	5.650	12/01/2023	65,560,000	65,560,000	20,691	13,112	7,579
3M IRS	MS & Co. Int. PLC	5.150	12/01/2023	65,560,000	65,560,000	174,593	114,730	59,863

				396,280,000	$ 396,280,000	$ 537,194	$ 433,085	$ 104,109

Total purchased option contracts				410,300,000	$ 410,300,000	$ 537,928	$ 752,001	$(214,073)

Written option contracts
Calls
1M IRS	Citibank NA	3.966	10/10/2023	(12,580,000)	(12,580,000)	(6,442)	(125,328)	118,886
1M IRS	Citibank NA	3.982	10/16/2023	(12,430,000)	(12,430,000)	(18,015)	(115,661)	97,646
1M IRS	Citibank NA	4.170	10/23/2023	(12,390,000)	(12,390,000)	(79,756)	(125,449)	45,693
1M IRS	Citibank NA	3.336	10/25/2023	(11,650,000)	(11,650,000)	(78,670)	(95,395)	16,725
1M IRS	Citibank NA	3.354	10/30/2023	(12,420,000)	(12,420,000)	(102,882)	(120,215)	17,333
1Y IRS	Citibank NA	1.484	12/01/2023	(5,650,000)	(5,650,000)	(294)	(318,889)	318,595
6M IRS	Citibank NA	3.720	03/14/2024	(114,680,000)	(114,680,000)	(202,552)	(260,597)	58,045
6M IRS	Citibank NA	3.744	03/14/2024	(114,680,000)	(114,680,000)	(214,932)	(253,690)	38,758
1M IRS	JPMorgan Securities, Inc.	3.179	10/11/2023	(11,770,000)	(11,770,000)	(9,721)	(112,920)	103,199
1M IRS	JPMorgan Securities, Inc.	3.214	10/18/2023	(11,660,000)	(11,660,000)	(25,513)	(98,603)	73,090
1M IRS	JPMorgan Securities, Inc.	4.295	10/30/2023	(12,430,000)	(12,430,000)	(156,449)	(141,702)	(14,747)
1Y IRS	JPMorgan Securities, Inc.	0.400	01/05/2024	(1,561,000,000)	(1,561,000,000)	(12,741)	(49,745)	37,004

				(1,893,340,000)	$(1,893,340,000)	$ (907,967)	$(1,818,194)	$ 910,227

Puts
1M IRS	Citibank NA	3.966	10/10/2023	(12,580,000)	(12,580,000)	(309,813)	(125,328)	(184,485)
1M IRS	Citibank NA	3.982	10/16/2023	(12,430,000)	(12,430,000)	(299,298)	(115,661)	(183,637)
1M IRS	Citibank NA	4.170	10/23/2023	(12,390,000)	(12,390,000)	(169,939)	(125,449)	(44,490)
1M IRS	Citibank NA	3.336	10/25/2023	(11,650,000)	(11,650,000)	(132,602)	(95,395)	(37,207)
1M IRS	Citibank NA	3.354	10/30/2023	(12,420,000)	(12,420,000)	(139,215)	(120,215)	(19,000)
6M IRS	Citibank NA	3.720	03/14/2024	(114,680,000)	(114,680,000)	(268,061)	(260,597)	(7,464)
6M IRS	Citibank NA	3.744	03/14/2024	(114,680,000)	(114,680,000)	(252,882)	(253,690)	808
1M IRS	JPMorgan Securities, Inc.	3.179	10/11/2023	(11,770,000)	(11,770,000)	(232,099)	(112,921)	(119,178)
1M IRS	JPMorgan Securities, Inc.	3.214	10/18/2023	(11,660,000)	(11,660,000)	(207,671)	(98,603)	(109,068)
1M IRS	JPMorgan Securities, Inc.	4.295	10/30/2023	(12,430,000)	(12,430,000)	(119,271)	(141,702)	22,431
3M IRS	JPMorgan Securities, Inc.	5.400	11/02/2023	(132,580,000)	(132,580,000)	(121,947)	(115,969)	(5,978)
3M IRS	JPMorgan Securities, Inc.	5.450	11/03/2023	(132,580,000)	(132,580,000)	(92,196)	(112,380)	20,184

124	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER-THE-COUNTER INTEREST RATE SWAPTIONS (continued)

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

3M IRS	MS & Co. Int. PLC	5.400%	12/01/2023	(131,120,000)	$ (131,120,000)	$ (149,162)	$ (92,603)	$ (56,559)

				(722,970,000)	$ (722,970,000)	$(2,494,156)	$(1,770,513)	$(723,643)

Total written option contracts				(2,616,310,000)	$(2,616,310,000)	$(3,402,123)	$(3,588,707)	$ 186,584

TOTAL				(2,206,010,000)	$(2,206,010,000)	$(2,864,195)	$(2,836,706)	$ (27,489)

OVER-THE-COUNTER OPTIONS ON FOREIGN CURRENCY

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Purchased option contracts
Calls
Call USD/Put COP	Barclays Bank PLC	4,200.000%	02/14/2024	2,474,000	$2,474,000	$98,977	$121,795	$(22,818)
Call USD/Put MXN	Barclays Bank PLC	18.090	10/05/2023	9,943,000	9,943,000	5,091	88,702	(83,611)
Call USD/Put SEK	Barclays Bank PLC	11.365	10/16/2023	10,062,000	10,062,000	8,714	56,750	(48,036)
Call USD/Put MXN	BofA Securities LLC	17.875	02/05/2024	2,482,000	2,482,000	66,505	85,728	(19,223)
Call EUR/Put PLN	Capital Securities Corp.	4.613	10/10/2023	4,694,000	4,694,000	33,841	51,431	(17,590)
Call USD/Put MXN	Citibank NA	18.550	12/06/2023	10,050,000	10,050,000	79,164	140,097	(60,933)
Call USD/Put SEK	Deutsche Bank AG (London)	11.340	10/06/2023	15,075,000	15,075,000	2,065	103,957	(101,892)
Call USD/Put ZAR	Deutsche Bank AG (London)	19.800	11/28/2023	19,929,000	19,929,000	202,399	253,238	(50,839)
Call USD/Put COP	MS & Co. Int. PLC	4,300.000	02/07/2024	2,478,000	2,478,000	72,707	111,138	(38,431)
Call USD/Put NOK	MS & Co. Int. PLC	10.975	10/02/2023	12,553,000	12,553,000	301	53,199	(52,898)

				89,740,000	$89,740,000	$569,764	$1,066,035	$(496,271)

Puts
Put USD/Call COP	Barclays Bank PLC	4,200.000	02/14/2024	2,474,000	2,474,000	92,948	96,857	(3,909)
Put USD/Call JPY	BofA Securities LLC	130.700	11/01/2023	10,259,743	10,259,743	462	89,629	(89,167)
Put USD/Call MXN	BofA Securities LLC	17.875	02/05/2024	2,482,000	2,482,000	79,397	85,728	(6,331)
Put EUR/Call USD	Capital Securities Corp.	1.063	10/16/2023	23,432,000	23,432,000	207,106	141,690	65,416
Put EUR/Call USD	Citibank NA	1.048	11/01/2023	4,689,000	4,689,000	21,545	21,367	178
Put GBP/Call USD	Deutsche Bank AG (London)	1.200	10/27/2023	16,377,000	16,377,000	57,607	91,269	(33,662)
Put USD/Call JPY	Deutsche Bank AG (London)	132.000	11/20/2023	10,173,000	10,173,000	2,259	211,354	(209,095)
Put EUR/Call USD	HSBC Bank PLC	1.053	10/31/2023	23,621,000	23,621,000	140,225	203,129	(62,904)
Put NZD/Call USD	HSBC Bank PLC	0.583	10/23/2023	25,136,000	25,136,000	27,057	86,937	(59,880)
Put GBP/Call USD	JPMorgan Securities, Inc.	1.202	10/26/2023	12,249,000	12,249,000	44,745	60,934	(16,189)
Put NZD/Call USD	JPMorgan Securities, Inc.	0.575	10/09/2023	25,620,000	25,620,000	1,551	76,470	(74,919)
Put EUR/Call USD	MS & Co. Int. PLC	1.050	10/16/2023	18,754,000	18,754,000	53,951	103,026	(49,075)
Put EUR/Call USD	MS & Co. Int. PLC	1.082	02/21/2024	18,071,000	18,071,000	498,617	249,081	249,536

The accompanying notes are an integral part of these financial statements.	125

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER-THE-COUNTER OPTIONS ON FOREIGN CURRENCY (continued)

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Put USD/Call COP	MS & Co. Int. PLC	4,300.000%	02/07/2024	2,478,000	$2,478,000	$128,147	$111,138	$ 17,009

				195,815,743	$195,815,743	$1,355,617	$1,628,609	$(272,992)

Total purchased option contracts				285,555,743	$285,555,743	$1,925,381	$2,694,644	$(769,263)

Written option contracts
Calls
Call USD/Put NOK	Barclays Bank PLC	10.975	10/02/2023	(5,021,017)	(5,021,017)	(120)	(6,075)	5,955
Call EUR/Put CZK	BNP Paribas SA	24.460	10/19/2023	(2,821,000)	(2,821,000)	(11,858)	(17,364)	5,506
Call USD/Put SGD	BofA Securities LLC	1.351	10/03/2023	(2,989,000)	(2,989,000)	(33,244)	(16,499)	(16,745)
Call USD/Put SGD	BofA Securities LLC	1.365	10/26/2023	(2,988,000)	(2,988,000)	(14,360)	(15,705)	1,345
Call AUD/Put NZD	Capital Securities Corp.	1.087	10/03/2023	(4,651,000)	(4,651,000)	(150)	(18,355)	18,205
Call EUR/Put CHF	Capital Securities Corp.	0.956	10/03/2023	(2,785,000)	(2,785,000)	(38,340)	(17,587)	(20,753)
Call EUR/Put CZK	Capital Securities Corp.	24.400	10/31/2023	(2,824,000)	(2,824,000)	(19,601)	(16,765)	(2,836)
Call EUR/Put PLN	Capital Securities Corp.	4.708	10/10/2023	(7,040,000)	(7,040,000)	(9,691)	(32,278)	22,587
Call AUD/Put NZD	Citibank NA	1.076	10/27/2023	(4,659,000)	(4,659,000)	(13,968)	(17,028)	3,060
Call USD/Put MXN	Deutsche Bank AG (London)	18.090	10/05/2023	(9,943,000)	(9,943,000)	(5,091)	(14,258)	9,167
Call USD/Put SGD	Deutsche Bank AG (London)	1.361	10/19/2023	(3,012,000)	(3,012,000)	(17,418)	(15,376)	(2,042)
Call USD/Put ZAR	Deutsche Bank AG (London)	19.120	11/28/2023	(9,965,000)	(9,965,000)	(206,076)	(250,361)	44,285
Call EUR/Put CZK	HSBC Bank PLC	24.380	10/09/2023	(2,809,000)	(2,809,000)	(11,134)	(18,213)	7,079
Call EUR/Put SEK	HSBC Bank PLC	11.880	10/03/2023	(2,785,000)	(2,785,000)	(9)	(26,410)	26,401
Call EUR/Put SEK	HSBC Bank PLC	11.920	10/16/2023	(2,811,000)	(2,811,000)	(868)	(22,364)	21,496
Call EUR/Put SEK	HSBC Bank PLC	11.740	10/26/2023	(2,825,000)	(2,825,000)	(6,914)	(24,347)	17,433
Call USD/Put SEK	HSBC Bank PLC	11.340	10/06/2023	(15,075,000)	(15,075,000)	(2,065)	(44,898)	42,833
Call USD/Put SEK	HSBC Bank PLC	11.365	10/16/2023	(10,062,000)	(10,062,000)	(7,275)	(17,307)	10,032
Call EUR/Put SEK	JPMorgan Securities, Inc.	11.910	10/23/2023	(2,801,000)	(2,801,000)	(1,800)	(23,886)	22,086
Call USD/Put SGD	JPMorgan Securities, Inc.	1.359	10/06/2023	(3,024,000)	(3,024,000)	(18,589)	(16,133)	(2,456)
Call AUD/Put NZD	MS & Co. Int. PLC	1.090	10/19/2023	(4,684,000)	(4,684,000)	(2,123)	(16,358)	14,235
Call EUR/Put CHF	MS & Co. Int. PLC	0.954	10/16/2023	(2,811,000)	(2,811,000)	(44,077)	(16,740)	(27,337)
Call EUR/Put CHF	MS & Co. Int. PLC	0.966	10/26/2023	(2,825,000)	(2,825,000)	(17,729)	(17,351)	(378)
Call USD/Put MXN	MS & Co. Int. PLC	17.875	02/05/2024	(2,482,000)	(2,482,000)	(66,505)	(89,377)	22,872
Call AUD/Put NZD	UBS AG (London)	1.086	10/09/2023	(4,717,000)	(4,717,000)	(1,532)	(18,769)	17,237
Call EUR/Put CHF	UBS AG (London)	0.962	10/23/2023	(2,801,000)	(2,801,000)	(23,765)	(16,929)	(6,836)

				(121,210,017)	$(121,210,017)	$(574,302)	$(806,733)	$ 232,431
Puts
Put EUR/Call CZK	BNP Paribas SA	24.460	10/19/2023	(2,821,000)	(2,821,000)	(15,247)	(17,364)	2,117
Put USD/Call SGD	BofA Securities LLC	1.351	10/03/2023	(2,989,000)	(2,989,000)	(42)	(16,499)	16,457
Put USD/Call SGD	BofA Securities LLC	1.365	10/26/2023	(2,988,000)	(2,988,000)	(15,077)	(15,705)	628
Put AUD/Call NZD	Capital Securities Corp.	1.087	10/03/2023	(4,651,000)	(4,651,000)	(39,054)	(18,355)	(20,699)

126	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER-THE-COUNTER OPTIONS ON FOREIGN CURRENCY (continued)

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Put EUR/Call CHF	Capital Securities Corp.	0.956%	10/03/2023	(2,785,000)	$(2,785,000)	$(82)	$(17,587)	$17,505
Put EUR/Call CZK	Capital Securities Corp.	24.400	10/31/2023	(2,824,000)	(2,824,000)	(13,259)	(16,765)	3,506
Put EUR/Call USD	Capital Securities Corp.	1.050	10/16/2023	(18,754,000)	(18,754,000)	(58,472)	(37,914)	(20,558)
Put AUD/Call NZD	Citibank NA	1.076	10/27/2023	(4,659,000)	(4,659,000)	(19,498)	(17,028)	(2,470)
Put GBP/Call USD	Deutsche Bank AG (London)	1.215	10/27/2023	(8,188,000)	(8,188,000)	(64,157)	(91,781)	27,624
Put USD/Call SGD	Deutsche Bank AG (London)	1.361	10/19/2023	(3,012,000)	(3,012,000)	(8,410)	(15,376)	6,966
Put EUR/Call CZK	HSBC Bank PLC	24.380	10/09/2023	(2,809,000)	(2,809,000)	(7,472)	(18,213)	10,741
Put EUR/Call SEK	HSBC Bank PLC	11.880	10/03/2023	(2,785,000)	(2,785,000)	(89,605)	(26,410)	(63,195)
Put EUR/Call SEK	HSBC Bank PLC	11.920	10/16/2023	(2,811,000)	(2,811,000)	(101,444)	(22,364)	(79,080)
Put EUR/Call SEK	HSBC Bank PLC	11.740	10/26/2023	(2,825,000)	(2,825,000)	(61,353)	(24,347)	(37,006)
Put EUR/Call USD	HSBC Bank PLC	1.039	10/31/2023	(23,621,000)	(23,621,000)	(56,415)	(91,832)	35,417
Put EUR/Call SEK	JPMorgan Securities, Inc.	11.910	10/23/2023	(2,801,000)	(2,801,000)	(99,374)	(23,886)	(75,488)
Put USD/Call SGD	JPMorgan Securities, Inc.	1.359	10/06/2023	(3,024,000)	(3,024,000)	(1,612)	(16,133)	14,521
Put AUD/Call NZD	MS & Co. Int. PLC	1.090	10/19/2023	(4,684,000)	(4,684,000)	(47,592)	(16,358)	(31,234)
Put EUR/Call CHF	MS & Co. Int. PLC	0.954	10/16/2023	(2,811,000)	(2,811,000)	(1,837)	(16,740)	14,903
Put EUR/Call CHF	MS & Co. Int. PLC	0.966	10/26/2023	(2,825,000)	(2,825,000)	(14,599)	(17,351)	2,752
Put EUR/Call USD	MS & Co. Int. PLC	1.063	10/16/2023	(23,432,000)	(23,432,000)	(205,001)	(288,311)	83,310
Put USD/Call JPY	MS & Co. Int. PLC	132.000	11/20/2023	(10,173,000)	(10,173,000)	(2,258)	(91,455)	89,197
Put USD/Call MXN	MS & Co. Int. PLC	17.875	02/05/2024	(2,482,000)	(2,482,000)	(79,397)	(89,377)	9,980
Put AUD/Call NZD	UBS AG (London)	1.086	10/09/2023	(4,717,000)	(4,717,000)	(37,379)	(18,769)	(18,610)
Put EUR/Call CHF	UBS AG (London)	0.962	10/23/2023	(2,801,000)	(2,801,000)	(9,008)	(16,929)	7,921

				(148,272,000)	$(148,272,000)	$(1,047,644)	$(1,042,849)	$(4,795)

Total written option contracts				(269,482,017)	$(269,482,017)	$(1,621,946)	$(1,849,582)	$227,636

TOTAL				16,073,726	$16,073,726	$303,435	$845,062	$(541,627)

The accompanying notes are an integral part of these financial statements.	127

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

Currency Abbreviations:
AUD	—Australian Dollar
BRL	—Brazil Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
CNY	—Chinese Yuan Renminbi
COP	—Colombia Peso
CZK	—Czech Republic Koruna
EUR	—Euro
GBP	—British Pound
HKD	—Hong Kong Dollar
ILS	—Israeli Shekel
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PLN	—Polish Zloty
SEK	—Swedish Krona
SGD	—Singapore Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
CLO	—Collateralized Loan Obligation
CMT	—Constant Maturity Treasury Indexes
GO	—General Obligation
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
PI	—Private Investment
PIK	—Payment in kind
PLC	—Public Limited Company
REMICS	—Real Estate Mortgage Investment Conduits
SOFR	—Secured Overnight Funding Rate
STACR	—Structured Agency Credit Risk

128	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

Abbreviations:
1M IRS	—1 Month Interest Rate Swaptions
1Y IRS	—1 Year Interest Rate Swaptions
3M IRS	—3 Months Interest Rate Swaptions
6M IRS	—6 Months Interest Rate Swaptions
AUDOR	—Australian Dollar Offered Rate
CDOR	—Canadian Dollar Offered Rate
CDX.NA.IG Ind 40	—CDX North America Investment Grade Index 40
CDX.NA.IG Ind 41	—CDX North America Investment Grade Index 41
CHFOR	—Swiss Franc Offered Rate
EURO	—Euro Offered Rate
JIBAR	—Johannesburg Interbank Agreed Rate
JYOR	—Japanese Yen Offered Rate
KWCDC	—South Korean Won Certificate of Deposit
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC
NIBOR	—Norwegian Interbank Offered Rate
NZDOR	—New Zealand Dollar Offered Rate
SOFR	—Secured Overnight Funding Rate
STIBOR	—Stockholm Interbank Offered Rate
TIIE	—La Tasa de Interbank Equilibrium Interest Rate
WIBOR	—Warsaw Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.	129

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statements of Assets and Liabilities September 30, 2023 (Unaudited)

	Bond Fund	Core Fixed Income Fund	Global Core Fixed Income Fund

Assets:

Investments in unaffiliated issuers, at value (cost $398,250,299, $2,141,088,747 and $653,339,786, respectively)	$369,163,134	$1,948,112,863	$598,156,828
Investments in affiliated issuers, at value (cost $7,723,601, $33,316,975 and $20,072,459, respectively)	7,723,601	33,316,975	20,072,459
Purchased options, at value (premium paid $779,112, $303,949 and $230,173, respectively)	546,960	219,257	155,467
Cash	4,496,865	27,675,178	8,548,501
Foreign currencies, at value (cost $186,912, $0 and $894,593, respectively)	160,675	79,559	846,257
Unrealized gain on swap contracts	—	—	23,699
Unrealized gain on forward foreign currency exchange contracts	1,356,132	111,053	5,876,217
Variation margin on futures contracts	26,121	194,646	652,083
Receivables:
Investments sold on an extended-settlement basis	197,978,510	778,114,270	84,997,163
Investments sold	17,465,497	3,143,587	24,436,740
Collateral on certain derivative contracts(a)	5,006,730	19,112,642	14,157,335
Interest and dividends	2,307,069	13,155,096	3,617,905
Due from broker - upfront payment	538,667	1,022,382	650,324
Fund shares sold	427,416	3,943,538	352,084
Due from broker	122,575	—	21,551
Reimbursement from investment adviser	68,647	40,426	34,841
Foreign tax reclaims	—	—	631
Other assets	84,487	131,983	70,156

Total assets	607,473,086	2,828,373,455	762,670,241

Liabilities:

Forward sale contracts, at value (proceeds received $76,799,531, $256,738,418 and $33,819,160, respectively)	75,975,102	252,923,809	33,296,498
Unrealized loss on forward foreign currency exchange contracts	1,379,872	448,736	1,113,342
Written option contracts, at value (premium received $1,122,960, $1,407,745 and $1,034,343, respectively)	1,010,961	1,331,775	965,571
Variation margin on swaps contracts	550,637	1,154,194	829,284
Unrealized loss on swap contracts	—	—	42,991
Payables:
Investments purchased on an extended-settlement basis	207,952,588	805,892,651	141,942,243
Investments purchased	9,116,038	18,208,378	13,404,844
Fund shares redeemed	1,555,953	2,272,537	380,919
Due to broker	270,259	1,884,875	—
Management fees	105,948	472,240	262,903
Distribution and Service fees and Transfer Agency fees	41,836	109,577	26,796
Income distributions	10,984	132,212	24,450
Upfront payments received on swap contracts	—	—	44,499
Due to Custodian	—	16,542	—
Accrued expenses	386,610	447,207	726,235

Total liabilities	298,356,788	1,085,294,733	193,060,575

Net Assets:

Paid-in capital	383,086,913	2,096,595,470	647,327,853
Total distributable earnings (loss)	(73,970,615)	(353,516,748)	(77,718,187)

NET ASSETS	$309,116,298	$1,743,078,722	$569,609,666
Net Assets:
Class A	$46,909,764	$118,664,440	$27,831,967
Class C	2,795,369	7,365,522	1,286,766
Institutional	89,154,234	489,933,094	204,045,472
Service	106,828	837,648	427,093
Investor	25,628,386	277,351,478	42,413,656
Class R6	62,080,374	190,213,147	286,507,938
Class R	2,450,563	3,677,180	—
Class P	79,990,780	655,036,213	7,096,774
Total Net Assets	$309,116,298	$1,743,078,722	$569,609,666
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	5,580,430	13,594,511	2,564,033
Class C	332,866	839,368	119,702
Institutional	10,607,300	55,893,917	18,831,586
Service	12,710	95,511	39,639
Investor	3,059,160	31,745,556	3,921,618
Class R6	7,389,161	21,671,824	26,431,653
Class R	291,760	420,983	—
Class P	9,521,614	74,605,316	654,130
Net asset value, offering and redemption price per share:(b)
Class A	$8.41	$8.73	$10.85
Class C	8.40	8.78	10.75
Institutional	8.40	8.77	10.84
Service	8.40	8.77	10.77
Investor	8.38	8.74	10.82
Class R6	8.40	8.78	10.84
Class R	8.40	8.73	—
Class P	8.40	8.78	10.85
(a)	Segregated for initial margin and/or collateral as follows:

Fund	Futures	Swaps	TBA
Bond	$—	$5,006,730	$—
Core Fixed Income	—	17,992,642	1,120,000
Global Core Fixed Income	2,622,485	10,364,850	1,170,000
(b)

Maximum public offering price per share for Class A Shares of the Bond, Core Fixed Income and Global Core Fixed Income Funds is $8.74, $9.07 and $11.27, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

130	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statements of Assets and Liabilities (continued) September 30, 2023 (Unaudited)

	Income Fund	Long Short Credit Strategies Fund	Strategic Income Fund

Assets:

Investments in unaffiliated issuers, at value (cost $75,523,361, $52,064,280 and $914,080,425, respectively)	$66,010,380	$44,731,630	$845,635,772
Investments in affiliated issuers, at value (cost $695,918, $2,618,103 and $91,087,044, respectively)	695,918	2,618,103	91,087,044
Purchased options, at value (premium paid $0, $0 and $3,446,645, respectively)	—	—	2,463,309
Cash	917,422	540,070	8,067,734
Foreign currencies, at value (cost $23,291, $26,718 and $448,938, respectively)	22,553	26,492	126,115
Unrealized gain on forward foreign currency exchange contracts	40,309	2,365	4,551,028
Variation margin on swaps contracts	—	21,411	—
Receivables:
Investments sold on an extended-settlement basis	9,827,493	—	556,136,512
Interest and dividends	876,130	677,808	5,668,446
Collateral on certain derivative contracts(a)	676,524	768,481	24,527,689
Fund shares sold	63,000	32,798	186,367
Reimbursement from investment adviser	30,216	30,635	49,865
Investments sold	—	370,791	15,527,671
Due from broker	—	—	353,071
Due from broker - upfront payment	—	—	2,769,648
Other assets	40,850	63,852	75,108

Total assets	79,200,795	49,884,436	1,557,225,379

Liabilities:

Forward sale contracts, at value (proceeds received $4,587,754, $0 and $212,803,672, respectively)	4,543,556	—	211,442,084
Unrealized loss on forward foreign currency exchange contracts	31,674	—	4,996,750
Written option contracts, at value (premium received $0, $0 and $5,438,289, respectively)	—	—	5,024,069
Variation margin on swaps contracts	18,167	—	2,383,080
Variation margin on futures contracts	7,116	—	557,895
Payables:
Investments purchased on an extended-settlement basis	15,619,594	170,000	665,831,676
Fund shares redeemed	62,614	53,105	989,195
Management fees	27,505	40,605	302,288
Due to broker	3,228	5,168	—
Distribution and Service fees and Transfer Agency fees	2,352	1,678	57,446
Investments purchased	—	11,840	47,283,857
Income distributions	—	248	—
Accrued expenses	119,981	169,459	460,603

Total liabilities	20,435,787	452,103	939,328,943

Net Assets:

Paid-in capital	75,469,725	102,196,001	2,604,836,645
Total distributable earnings (loss)	(16,704,717)	(52,763,668)	(1,986,940,209)

NET ASSETS	$58,765,008	$49,432,333	$617,896,436
Net Assets:(b)
Class A	$801,145	$609,794	$106,160,808
Class C	235,652	92,211	5,962,943
Institutional	13,261,904	10,024,704	304,770,678
Investor	3,793,777	1,317,518	14,599,768
Class R6	51,925	6,661,708	35,181,293
Class R	—	27,587	2,931,109
Class P	40,620,605	30,698,811	148,289,837
Total Net Assets	$58,765,008	$49,432,333	$617,896,436
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	94,718	78,725	11,831,343
Class C	27,873	11,920	666,163
Institutional	1,568,064	1,295,975	33,933,591
Investor	448,394	170,217	1,625,869
Class R6	6,140	861,533	3,919,575
Class R	—	3,565	327,355
Class P	4,803,415	3,973,211	16,543,488
Net asset value, offering and redemption price per share:(b)
Class A	$8.46	$7.75	$8.97
Class C	8.45	7.74	8.95
Institutional	8.46	7.74	8.98
Investor	8.46	7.74	8.98
Class R6	8.46	7.73	8.98
Class R	—	7.74	8.95
Class P	8.46	7.73	8.96
(a)	Segregated for initial margin and/or collateral as follows:

Fund	Futures	Swaps	TBA
Income	$133,719	$542,805	$—
Long Short Credit Strategies	—	768,481	—
Strategic Income	69,292	22,560,397	1,898,000
(b)

Maximum public offering price per share for Class A Shares of the Income, Long Short Credit Strategies and Strategic Income Funds is $8.79, $8.05 and $9.32, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	131

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statements of Operations For the Six Months Ended September 30, 2023 (Unaudited)

	Bond Fund	Core Fixed Income Fund	Global Core Fixed Income Fund

Investment Income:

Interest (net of foreign withholding taxes of $92, $0 and $605, respectively)	$7,367,949	$34,863,163	$ 9,132,653
Dividends — unaffiliated issuers	56,078	557,531	5,631
Dividends — affiliated issuers	25,016	751,333	192,100

Total investment income	7,449,043	36,172,027	9,330,384

Expenses:

Management fees	691,738	3,388,833	1,906,449
Custody, accounting and administrative services	211,758	134,479	128,275
Transfer Agency fees(a)	97,572	458,672	133,400
Professional fees	86,966	84,002	85,996
Distribution and Service (12b-1) fees(a)	79,201	188,457	45,273
Registration fees	58,544	83,886	52,733
Printing and mailing costs	33,167	61,327	33,185
Prime broker fees	25,045	—	14,356
Trustee fees	11,504	12,400	11,673
Shareholder meeting expense	7,792	27,010	11,165
Service fees — Class C	4,006	9,288	1,953
Shareholder Administration fees — Service Class	137	1,143	584
Other	12,249	28,265	15,182

Total expenses	1,319,679	4,477,762	2,440,224

Less — expense reductions	(408,634)	(769,924)	(593,465)

Net expenses	911,045	3,707,838	1,846,759

NET INVESTMENT INCOME	6,537,998	32,464,189	7,483,625

Realized and unrealized gain (loss):

Net realized gain (loss) from:
Investments — unaffiliated issuers	(6,191,621)	(15,325,525)	(7,745,709)
Purchased options	(2,390,993)	(42,615)	197,853
Futures contracts	(3,019,023)	(8,642,260)	147,734
Written options	3,256,138	1,655,287	999,370
Swap contracts	(1,526,864)	(1,847,907)	813,639
Forward foreign currency exchange contracts	(430,144)	(231,583)	14,252,915
Foreign currency transactions	(466,462)	(209,587)	(108,441)
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	(7,786,065)	(77,635,373)	(27,509,958)
Purchased options	883,110	538,338	217,476
Futures contracts	(1,501,456)	(6,459,031)	(3,415,370)
Written options	(1,013,563)	(857,142)	(408,332)
Swap contracts	(145,410)	592,740	(1,487,808)
Forward foreign currency exchange contracts	401,275	(105,094)	6,007,908
Foreign currency translation	20,016	76,122	17,798

Net realized and unrealized loss	(19,911,062)	(108,493,630)	(18,020,925)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(13,373,064)	$(76,029,441)	$(10,537,300)

(a)	Class specific Distribution and/or Service (12b-1) and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees				Transfer Agency Fees
Fund	Class A	Class C	Service	Class R	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P
Bond	$60,785	$12,020	$137	$6,259	$29,177	$1,923	$18,688	$22	$23,770	$9,847	$1,502	$12,643
Core Fixed Income	150,051	27,865	1,143	9,398	72,024	4,458	93,298	183	147,349	39,543	2,256	99,561
Global Core Fixed Income	38,830	5,859	584	—	18,639	937	40,808	94	27,337	44,500	—	1,085

132	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statements of Operations (continued) For the Six Months Ended September 30, 2023 (Unaudited)

	Income Fund	Long Short Credit Strategies Fund	Strategic Income Fund

Investment Income:

Interest (net of foreign withholding taxes of $1,682, $0 and $122, respectively)	$1,949,695	$1,851,449	$13,898,107
Dividends — unaffiliated issuers	—	1,047	—
Dividends — affiliated issuers	48,485	36,788	937,668

Total investment income	1,998,180	1,889,284	14,835,775

Expenses:

Management fees	173,684	247,828	1,878,202
Professional fees	73,721	71,309	94,853
Registration fees	48,902	51,246	49,509
Custody, accounting and administrative services	35,795	48,242	239,991
Printing and mailing costs	18,767	18,160	43,910
Transfer Agency fees(a)	11,308	9,095	173,018
Trustee fees	11,278	11,264	11,708
Distribution and Service (12b-1) fees(a)	2,046	1,361	179,117
Shareholder meeting expense	505	1,084	18,260
Service fees — Class C	384	125	8,548
Prime broker fees	149	—	96,857
Other	8,763	7,502	16,460

Total expenses	385,302	467,216	2,810,433

Less — expense reductions	(181,741)	(185,565)	(317,127)

Net expenses	203,561	281,651	2,493,306

NET INVESTMENT INCOME	1,794,619	1,607,633	12,342,469

Realized and unrealized gain (loss):

Net realized gain (loss) from:
Investments — unaffiliated issuers	(1,646,963)	(846,237)	(34,660,736)
Purchased options	—	—	(9,436,327)
Futures contracts	12,276	(724)	22,131,344
Written options	—	—	14,655,585
Swap contracts	86,517	(782,458)	(4,467,942)
Forward foreign currency exchange contracts	17,235	3,758	(1,923,196)
Foreign currency transactions	(23,890)	(1,834)	(1,882,653)
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	729,533	634,767	9,498,302
Purchased options	—	—	3,433,832
Futures contracts	82,902	—	7,132,270
Written options	—	—	(4,169,146)
Swap contracts	79,580	695,763	(3,392,084)
Forward foreign currency exchange contracts	82,318	4,759	1,227,155
Foreign currency translation	21,308	924	669

Net realized and unrealized loss	(559,184)	(291,282)	(1,852,927)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,235,435	$1,316,351	$10,489,542

(a)	Class specific Distribution and/or Service (12b-1) and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Investor	Class R6	Class R	Class P
Income	$820	$1,153	$73	$394	$185	$2,622	$977	$7	$17	$7,106
Long Short Credit Strategies	917	376	68	440	60	1,879	1,070	1,003	17	4,626
Strategic Income	146,196	25,645	7,276	70,174	4,103	59,750	9,537	4,654	1,746	23,054

The accompanying notes are an integral part of these financial statements.	133

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statements of Changes in Net Assets

	Bond Fund		Core Fixed Income Fund
	For the Six Months Ended September 30, 2023 (Unaudited)	For the Fiscal Year Ended March 31, 2023	For the Six Months Ended September 30, 2023 (Unaudited)	For the Fiscal Year Ended March 31, 2023

From operations:

Net investment income	$ 6,537,998	$11,680,818	$ 32,464,189	$45,532,677
Net realized loss	(10,768,969)	(27,692,042)	(24,644,190)	(124,707,716)
Net change in unrealized loss	(9,142,093)	(8,104,412)	(83,849,440)	(13,590,649)

Net decrease in net assets resulting from operations	(13,373,064)	(24,115,636)	(76,029,441)	(92,765,688)

Distributions to shareholders:

From distributable earnings:
Class A Shares	(914,968)	(1,179,526)	(2,105,416)	(3,009,735)
Class C Shares	(48,188)	(75,843)	(102,526)	(129,389)
Institutional Shares	(1,911,059)	(2,679,329)	(8,973,378)	(9,517,715)
Service Shares	(1,970)	(2,114)	(15,232)	(22,064)
Investor Shares	(791,354)	(1,354,450)	(4,634,130)	(5,262,247)
Class R6 Shares	(1,346,384)	(1,662,695)	(5,043,496)	(6,941,822)
Class R Shares	(43,978)	(52,912)	(61,218)	(82,914)
Class P Shares	(1,729,137)	(2,047,616)	(12,768,661)	(16,617,704)
Return of capital:
Class A Shares	—	(488,496)	—	(564,005)
Class C Shares	—	(31,410)	—	(24,247)
Institutional Shares	—	(1,109,634)	—	(1,783,559)
Service Shares	—	(875)	—	(4,135)
Investor Shares	—	(560,941)	—	(986,112)
Class R6 Shares	—	(688,599)	—	(1,300,853)
Class R Shares	—	(21,914)	—	(15,537)
Class P Shares	—	(848,012)	—	(3,114,051)

Total distributions to shareholders	(6,787,038)	(12,804,366)	(33,704,057)	(49,376,089)

From share transactions:

Proceeds from sales of shares	34,554,640	117,819,701	465,112,623	721,385,205
Reinvestment of distributions	6,701,764	12,581,800	32,847,267	48,121,415
Cost of shares redeemed	(75,144,982)	(137,411,234)	(298,140,063)	(698,539,848)

Net increase (decrease) in net assets resulting from share transactions	(33,888,578)	(7,009,733)	199,819,827	70,966,772

TOTAL INCREASE (DECREASE)	(54,048,680)	(43,929,735)	90,086,329	(71,175,005)

Net assets:

Beginning of period	363,164,978	407,094,713	1,652,992,393	1,724,167,398

End of period	$309,116,298	$363,164,978	$1,743,078,722	$1,652,992,393

134	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statements of Changes in Net Assets (continued)

	Global Core Fixed Income Fund		Income Fund
	For the Six Months Ended September 30, 2023 (Unaudited)	For the Fiscal Year Ended March 31, 2023	For the Six Months Ended September 30, 2023 (Unaudited)	For the Fiscal Year Ended March 31, 2023

From operations:

Net investment income	$ 7,483,625	$11,153,264	$ 1,794,619	$ 3,907,371
Net realized gain (loss)	8,557,361	(21,668,328)	(1,554,825)	(4,027,751)
Net change in unrealized gain (loss)	(26,578,286)	(17,361,983)	995,641	(3,913,584)

Net increase (decrease) in net assets resulting from operations	(10,537,300)	(27,877,047)	1,235,435	(4,033,964)

Distributions to shareholders:

From distributable earnings:
Class A Shares	(359,989)	(812,227)	(18,365)	(37,667)
Class C Shares	(12,272)	(28,542)	(7,407)	(17,012)
Institutional Shares	(2,689,308)	(4,965,774)	(388,746)	(1,410,479)
Service Shares	(4,982)	(9,686)	—	—
Investor Shares	(585,819)	(1,175,710)	(46,722)	(13,421)
Class R6 Shares	(3,923,969)	(6,852,849)	(1,532)	(3,691)
Class R Shares	—	—	(796)	(3,344)
Class P Shares	(95,683)	(177,950)	(1,409,888)	(3,953,435)
Return of capital:
Class A Shares	—	—	—	(563)
Class C Shares	—	—	—	(254)
Institutional Shares	—	—	—	(21,070)
Investor Shares	—	—	—	(200)
Class R6 Shares	—	—	—	(55)
Class R Shares	—	—	—	(50)
Class P Shares	—	—	—	(59,056)

Total distributions to shareholders	(7,672,022)	(14,022,738)	(1,873,456)	(5,520,297)

From share transactions:

Proceeds from sales of shares	50,732,605	200,879,098	6,891,630	17,085,730
Reinvestment of distributions	7,506,078	13,714,702	1,873,351	5,494,863
Cost of shares redeemed	(67,089,832)	(216,857,678)	(14,486,569)	(47,493,649)

Net decrease in net assets resulting from share transactions	(8,851,149)	(2,263,878)	(5,721,588)	(24,913,056)

TOTAL DECREASE	(27,060,471)	(44,163,663)	(6,359,609)	(34,467,317)

Net assets:

Beginning of period	596,670,137	640,833,800	65,124,617	99,591,934

End of period	$569,609,666	$596,670,137	$58,765,008	$65,124,617

The accompanying notes are an integral part of these financial statements.	135

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statements of Changes in Net Assets (continued)

	Long Short Credit Strategies Fund		Strategic Income Fund
	For the Six Months Ended September 30, 2023 (Unaudited)	For the Fiscal Year Ended March 31, 2023	For the Six Months Ended September 30, 2023 (Unaudited)	For the Fiscal Year Ended March 31, 2023

From operations:

Net investment income	$ 1,607,633	$4,307,322	$ 12,342,469	$20,105,479
Net realized gain (loss)	(1,627,495)	(9,609,031)	(15,583,925)	16,386,043
Net change in unrealized gain (loss)	1,336,213	(1,604,290)	13,730,998	(26,439,976)

Net increase (decrease) in net assets resulting from operations	1,316,351	(6,905,999)	10,489,542	10,051,546

Distributions to shareholders:

From distributable earnings:
Class A Shares	(17,545)	(62,038)	(2,178,108)	—
Class C Shares	(2,020)	(6,044)	(100,706)	—
Institutional Shares	(240,166)	(660,032)	(6,105,927)	—
Investor Shares	(44,923)	(105,432)	(316,142)	—
Class R6 Shares	(171,133)	(453,015)	(656,956)	—
Class R Shares	(617)	(1,360)	(51,327)	—
Class P Shares	(789,838)	(3,078,001)	(3,146,135)	—
Return of capital:
Class A Shares	—	—	—	(4,035,457)
Class C Shares	—	—	—	(292,145)
Institutional Shares	—	—	—	(11,338,664)
Investor Shares	—	—	—	(567,074)
Class R6 Shares	—	—	—	(658,730)
Class R Shares	—	—	—	(77,238)
Class P Shares	—	—	—	(6,593,426)

Total distributions to shareholders	(1,266,242)	(4,365,922)	(12,555,301)	(23,562,734)

From share transactions:

Proceeds from sales of shares	4,575,618	16,870,115	72,830,732	117,632,691
Reinvestment of distributions	1,264,637	4,362,398	11,316,693	21,260,731
Cost of shares redeemed	(6,019,114)	(103,573,300)	(100,769,746)	(277,523,602)

Net decrease in net assets resulting from share transactions	(178,859)	(82,340,787)	(16,622,321)	(138,630,180)

TOTAL DECREASE	(128,750)	(93,612,708)	(18,688,080)	(152,141,368)

Net assets:

Beginning of period	49,561,083	143,173,791	636,584,516	788,725,884

End of period	$49,432,333	$49,561,083	$617,896,436	$636,584,516

136	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Financial Highlights Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Bond Fund

	Class A Shares
	Six Months Ended September 30, 2023 (Unaudited)
			Year Ended March 31,
			2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$8.93		$9.83	$10.54	$10.33	$10.06	$9.95

Net investment income (a)	0.16		0.26	0.15	0.22	0.24	0.25

Net realized and unrealized gain (loss)	(0.52)		(0.87)	(0.66)	0.48	0.32	0.12

Total from investment operations	(0.36)		(0.61)	(0.51)	0.70	0.56	0.37

Distributions to shareholders from net investment income	(0.16)		(0.21)	(0.11)	(0.30)	(0.29)	(0.24)

Distributions to shareholders from net realized gains	—		—	—	(0.19)	—	—

Distributions to shareholders from return of capital	—		(0.08)	(0.09)	—	—	(0.02)

Total distributions	(0.16)		(0.29)	(0.20)	(0.49)	(0.29)	(0.26)

Net asset value, end of period	$8.41		$8.93	$9.83	$10.54	$10.33	$10.06

Total return(b)	(4.14)%		(6.08)%	(4.92)%	6.56%	5.66%	3.84%

Net assets, end of period (in 000s)	$46,910		$50,814	$58,088	$92,871	$84,503	$85,671

Ratio of net expenses to average net assets	0.80	%(c)	0.79%	0.78%	0.78%	0.79%	0.80%

Ratio of total expenses to average net assets	1.04	%(c)	1.02%	0.96%	0.93%	0.95%	1.00%

Ratio of net investment income to average net assets	3.61	%(c)	2.89%	1.41%	2.03%	2.34%	2.59%

Portfolio turnover rate(d)	530%		1,007%	627%	690%	742%	429%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	137

GOLDMAN SACHS BOND FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Bond Fund

	Class C Shares
	Six Months Ended September 30, 2023 (Unaudited)
			Year Ended March 31,
			2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$8.93		$9.82	$10.53	$10.32	$10.05	$9.95

Net investment income(a)	0.13		0.19	0.07	0.14	0.16	0.18

Net realized and unrealized gain (loss)	(0.53)		(0.86)	(0.66)	0.48	0.32	0.11

Total from investment operations	(0.40)		(0.67)	(0.59)	0.62	0.48	0.29

Distributions to shareholders from net investment income	(0.13)		(0.16)	(0.07)	(0.22)	(0.21)	(0.17)

Distributions to shareholders from net realized gains	—		—	—	(0.19)	—	—

Distributions to shareholders from return of capital	—		(0.06)	(0.05)	—	—	(0.02)

Total distributions	(0.13)		(0.22)	(0.12)	(0.41)	(0.21)	(0.19)

Net asset value, end of period	$8.40		$8.93	$9.82	$10.53	$10.32	$10.05

Total return(b)	(4.50)%		(6.79)%	(5.55)%	5.67%	4.88%	2.97%

Net assets, end of period (in 000s)	$2,795		$3,649	$5,928	$11,437	$12,468	$8,217

Ratio of net expenses to average net assets	1.55	%(c)	1.54%	1.53%	1.53%	1.54%	1.55%

Ratio of total expenses to average net assets	1.79	%(c)	1.77%	1.70%	1.68%	1.70%	1.74%

Ratio of net investment income to average net assets	2.86	%(c)	2.09%	0.65%	1.29%	1.53%	1.82%

Portfolio turnover rate(d)	530%		1,007%	627%	690%	742%	429%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

138	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Bond Fund

	Institutional Shares
	Six Months Ended September 30, 2023 (Unaudited)
			Year Ended March 31,
			2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$8.93		$9.83	$10.53	$10.33	$10.05	$9.95

Net investment income(a)	0.17		0.29	0.18	0.26	0.28	0.28

Net realized and unrealized gain (loss)	(0.52)		(0.87)	(0.64)	0.47	0.32	0.12

Total from investment operations	(0.35)		(0.58)	(0.46)	0.73	0.60	0.40

Distributions to shareholders from net investment income	(0.18)		(0.23)	(0.14)	(0.34)	(0.32)	(0.28)

Distributions to shareholders from net realized gains	—		—	—	(0.19)	—	—

Distributions to shareholders from return of capital	—		(0.09)	(0.10)	—	—	(0.02)

Total distributions	(0.18)		(0.32)	(0.24)	(0.53)	(0.32)	(0.30)

Net asset value, end of period	$8.40		$8.93	$9.83	$10.53	$10.33	$10.05

Total return(b)	(3.98)%		(5.68)%	(4.61)%	6.82%	6.01%	4.19%

Net assets, end of period (in 000s)	$89,154		$106,676	$116,520	$158,080	$133,067	$155,541

Ratio of net expenses to average net assets	0.47	%(c)	0.46%	0.45%	0.45%	0.45%	0.46%

Ratio of total expenses to average net assets	0.71	%(c)	0.69%	0.63%	0.60%	0.62%	0.64%

Ratio of net investment income to average net assets	3.94	%(c)	3.23%	1.75%	2.36%	2.69%	2.89%

Portfolio turnover rate(d)	530%		1,007%	627%	690%	742%	429%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	139

GOLDMAN SACHS BOND FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Bond Fund

	Service Shares
	Six Months Ended September 30, 2023 (Unaudited)
			Year Ended March 31,
			2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$8.94		$9.83	$10.54	$10.33	$10.05	$9.95

Net investment income(a)	0.15		0.25	0.14	0.20	0.24	0.22

Net realized and unrealized gain (loss)	(0.53)		(0.87)	(0.66)	0.48	0.31	0.13

Total from investment operations	(0.38)		(0.62)	(0.52)	0.68	0.55	0.35

Distributions to shareholders from net investment income	(0.16)		(0.19)	(0.11)	(0.28)	(0.27)	(0.23)

Distributions to shareholders from net realized gains	—		—	—	(0.19)	—	—

Distributions to shareholders from return of capital	—		(0.08)	(0.08)	—	—	(0.02)

Total distributions	(0.16)		(0.27)	(0.19)	(0.47)	(0.27)	(0.25)

Net asset value, end of period	$8.40		$8.94	$9.83	$10.54	$10.33	$10.05

Total return(b)	(4.22)%		(6.24)%	(5.08)%	6.39%	5.49%	3.67%

Net assets, end of period (in 000s)	$107		$130	$94	$84	$45	$66

Ratio of net expenses to average net assets	1.04	%(c)	0.95%	0.95%	0.95%	0.95%	0.96%

Ratio of total expenses to average net assets	1.21	%(c)	1.18%	1.13%	1.09%	1.12%	1.11%

Ratio of net investment income to average net assets	3.38	%(c)	2.77%	1.31%	1.83%	2.29%	2.28%

Portfolio turnover rate(d)	530%		1,007%	627%	690%	742%	429%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

140	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Bond Fund

	Investor Shares
	Six Months Ended September 30, 2023 (Unaudited)
			Year Ended March 31,
			2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$8.90		$9.79	$10.50	$10.30	$10.02	$9.92

Net investment income(a)	0.17		0.28	0.18	0.25	0.27	0.28

Net realized and unrealized gain (loss)	(0.52)		(0.86)	(0.66)	0.47	0.32	0.11

Total from investment operations	(0.35)		(0.58)	(0.48)	0.72	0.59	0.39

Distributions to shareholders from net investment income	(0.17)		(0.22)	(0.13)	(0.33)	(0.31)	(0.27)

Distributions to shareholders from net realized gains	—		—	—	(0.19)	—	—

Distributions to shareholders from return of capital	—		(0.09)	(0.10)	—	—	(0.02)

Total distributions	(0.17)		(0.31)	(0.23)	(0.52)	(0.31)	(0.29)

Net asset value, end of period	$8.38		$8.90	$9.79	$10.50	$10.30	$10.02

Total return(b)	(4.04)%		(5.78)%	(4.71)%	6.84%	5.82%	4.10%

Net assets, end of period (in 000s)	$25,628		$46,802	$64,096	$68,314	$26,436	$33,495

Ratio of net expenses to average net assets	0.55	%(c)	0.54%	0.53%	0.53%	0.54%	0.55%

Ratio of total expenses to average net assets	0.79	%(c)	0.77%	0.71%	0.68%	0.70%	0.75%

Ratio of net investment income to average net assets	3.85	%(c)	3.10%	1.70%	2.24%	2.61%	2.85%

Portfolio turnover rate(d)	530%		1,007%	627%	690%	742%	429%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	141

GOLDMAN SACHS BOND FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Bond Fund

	Class R6 Shares
	Six Months Ended September 30, 2023 (Unaudited)
			Year Ended March 31,
			2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$8.93		$9.82	$10.53	$10.33	$10.05	$9.95

Net investment income(a)	0.17		0.29	0.19	0.26	0.28	0.29

Net realized and unrealized gain (loss)	(0.52)		(0.86)	(0.66)	0.47	0.32	0.11

Total from investment operations	(0.35)		(0.57)	(0.47)	0.73	0.60	0.40

Distributions to shareholders from net investment income	(0.18)		(0.23)	(0.14)	(0.34)	(0.32)	(0.28)

Distributions to shareholders from net realized gains	—		—	—	(0.19)	—	—

Distributions to shareholders from return of capital	—		(0.09)	(0.10)	—	—	(0.02)

Total distributions	(0.18)		(0.32)	(0.24)	(0.53)	(0.32)	(0.30)

Net asset value, end of period	$8.40		$8.93	$9.82	$10.53	$10.33	$10.05

Total return(b)	(3.98)%		(5.77)%	(4.60)%	6.93%	6.03%	4.10%

Net assets, end of period (in 000s)	$62,080		$66,642	$71,588	$72,608	$84,920	$71,648

Ratio of net expenses to average net assets	0.46	%(c)	0.45%	0.44%	0.44%	0.44%	0.45%

Ratio of total expenses to average net assets	0.70	%(c)	0.68%	0.62%	0.59%	0.60%	0.65%

Ratio of net investment income to average net assets	3.95	%(c)	3.23%	1.80%	2.39%	2.67%	2.95%

Portfolio turnover rate(d)	530%		1,007%	627%	690%	742%	429%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

142	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Bond Fund

	Class R Shares
	Six Months Ended September 30, 2023 (Unaudited)
			Year Ended March 31,
			2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$8.93		$9.82	$10.53	$10.32	$10.05	$9.94

Net investment income(a)	0.15		0.24	0.12	0.20	0.23	0.23

Net realized and unrealized gain (loss)	(0.53)		(0.86)	(0.65)	0.47	0.30	0.12

Total from investment operations	(0.38)		(0.62)	(0.53)	0.67	0.53	0.35

Distributions to shareholders from net investment income	(0.15)		(0.19)	(0.11)	(0.27)	(0.26)	(0.22)

Distributions to shareholders from net realized gains	—		—	—	(0.19)	—	—

Distributions to shareholders from return of capital	—		(0.08)	(0.07)	—	—	(0.02)

Total distributions	(0.15)		(0.27)	(0.18)	(0.46)	(0.26)	(0.24)

Net asset value, end of period	$8.40		$8.93	$9.82	$10.53	$10.32	$10.05

Total return(b)	(4.27)%		(6.33)%	(5.16)%	6.30%	5.40%	3.58%

Net assets, end of period (in 000s)	$2,451		$2,537	$3,008	$5,030	$5,316	$19,263

Ratio of net expenses to average net assets	1.05	%(c)	1.04%	1.03%	1.03%	1.04%	1.05%

Ratio of total expenses to average net assets	1.29	%(c)	1.27%	1.21%	1.18%	1.22%	1.25%

Ratio of net investment income to average net assets	3.36	%(c)	2.65%	1.14%	1.79%	2.24%	2.34%

Portfolio turnover rate(d)	530%		1,007%	627%	690%	742%	429%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	143

GOLDMAN SACHS BOND FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Bond Fund

	Class P Shares
	Six Months Ended September 30, 2023 (Unaudited)
			Year Ended March 31,				Period Ended March 31, 2019(a)
			2023	2022	2021	2020

Per Share Data

Net asset value, beginning of period	$8.93		$9.82	$10.53	$10.33	$10.05	$9.87

Net investment income(b)	0.17		0.29	0.19	0.26	0.28	0.27

Net realized and unrealized gain (loss)	(0.52)		(0.86)	(0.66)	0.47	0.32	0.19

Total from investment operations	(0.35)		(0.57)	(0.47)	0.73	0.60	0.46

Distributions to shareholders from net investment income	(0.18)		(0.23)	(0.14)	(0.34)	(0.32)	(0.26)

Distributions to shareholders from net realized gains	—		—	—	(0.19)	—	—

Distributions to shareholders from return of capital	—		(0.09)	(0.10)	—	—	(0.02)

Total distributions	(0.18)		(0.32)	(0.24)	(0.53)	(0.32)	(0.28)

Net asset value, end of period	$8.40		$8.93	$9.82	$10.53	$10.33	$10.05

Total return(c)	(3.98)%		(5.77)%	(4.60)%	6.93%	6.03%	4.72%

Net assets, end of period (in 000s)	$79,991		$85,915	$87,773	$94,092	$81,064	$87,881

Ratio of net expenses to average net assets	0.46	%(d)	0.45%	0.44%	0.44%	0.44%	0.44	%(d)

Ratio of total expenses to average net assets	0.70	%(d)	0.68%	0.62%	0.59%	0.60%	0.67	%(d)

Ratio of net investment income to average net assets	3.95	%(d)	3.24%	1.79%	2.37%	2.69%	3.00	%(d)

Portfolio turnover rate(e)	530%		1,007%	627%	690%	742%	429%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

144	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Core Fixed Income Fund

	Class A Shares
	Six Months Ended September 30, 2023 (Unaudited)
			Year Ended March 31,
			2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$9.29		$10.11	$10.76	$10.79	$10.41	$10.23

Net investment income (a)	0.15		0.24	0.12	0.14	0.22	0.25

Net realized and unrealized gain (loss)	(0.55)		(0.80)	(0.60)	0.29	0.51	0.19

Total from investment operations	(0.40)		(0.56)	(0.48)	0.43	0.73	0.44

Distributions to shareholders from net investment income	(0.16)		(0.22)	(0.14)	(0.21)	(0.27)	(0.26)

Distributions to shareholders from net realized gains	—		—	—	(0.25)	(0.08)	—

Distributions to shareholders from return of capital	—		(0.04)	(0.03)	—	—	—

Total distributions	(0.16)		(0.26)	(0.17)	(0.46)	(0.35)	(0.26)

Net asset value, end of period	$8.73		$9.29	$10.11	$10.76	$10.79	$10.41

Total return(b)	(4.36)%		(5.49)%	(4.52)%	3.83%	7.07%	4.40%

Net assets, end of period (in 000s)	$118,664		$119,479	$150,857	$164,129	$125,490	$57,754

Ratio of net expenses to average net assets	0.71	%(c)	0.71%	0.71%	0.70%	0.74%	0.79%

Ratio of total expenses to average net assets	0.80	%(c)	0.81%	0.80%	0.81%	0.84%	0.86%

Ratio of net investment income to average net assets	3.37	%(c)	2.53%	1.13%	1.26%	2.07%	2.45%

Portfolio turnover rate(d)	478%		884%	489%	575%	693%	396%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	145

GOLDMAN SACHS CORE FIXED INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Core Fixed Income Fund

	Class C Shares
	Six Months Ended September 30, 2023 (Unaudited)
			Year Ended March 31,
			2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$9.34		$10.16	$10.82	$10.84	$10.46	$10.29

Net investment income(a)	0.12		0.17	0.04	0.06	0.15	0.17

Net realized and unrealized gain (loss)	(0.55)		(0.80)	(0.61)	0.29	0.50	0.19

Total from investment operations	(0.43)		(0.63)	(0.57)	0.35	0.65	0.36

Distributions to shareholders from net investment income	(0.13)		(0.16)	(0.07)	(0.12)	(0.19)	(0.19)

Distributions to shareholders from net realized gains	—		—	—	(0.25)	(0.08)	—

Distributions to shareholders from return of capital	—		(0.03)	(0.02)	—	—	—

Total distributions	(0.13)		(0.19)	(0.09)	(0.37)	(0.27)	(0.19)

Net asset value, end of period	$8.78		$9.34	$10.16	$10.82	$10.84	$10.46

Total return(b)	(4.69)%		(6.15)%	(5.20)%	3.05%	6.25%	3.52%

Net assets, end of period (in 000s)	$7,366		$6,982	$9,529	$12,416	$8,331	$6,585

Ratio of net expenses to average net assets	1.46	%(c)	1.46%	1.46%	1.45%	1.50%	1.54%

Ratio of total expenses to average net assets	1.55	%(c)	1.56%	1.55%	1.56%	1.60%	1.61%

Ratio of net investment income to average net assets	2.62	%(c)	1.78%	0.37%	0.50%	1.37%	1.67%

Portfolio turnover rate(d)	478%		884%	489%	575%	693%	396%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

146	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Core Fixed Income Fund

	Institutional Shares
	Six Months Ended September 30, 2023 (Unaudited)
			Year Ended March 31,
			2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$9.33		$10.15	$10.81	$10.83	$10.45	$10.27

Net investment income(a)	0.17		0.27	0.16	0.17	0.26	0.27

Net realized and unrealized gain (loss)	(0.55)		(0.80)	(0.61)	0.30	0.51	0.21

Total from investment operations	(0.38)		(0.53)	(0.45)	0.47	0.77	0.48

Distributions to shareholders from net investment income	(0.18)		(0.24)	(0.17)	(0.24)	(0.31)	(0.30)

Distributions to shareholders from net realized gains	—		—	—	(0.25)	(0.08)	—

Distributions to shareholders from return of capital	—		(0.05)	(0.04)	—	—	—

Total distributions	(0.18)		(0.29)	(0.21)	(0.49)	(0.39)	(0.30)

Net asset value, end of period	$8.77		$9.33	$10.15	$10.81	$10.83	$10.45

Total return(b)	(4.18)%		(5.14)%	(4.18)%	4.17%	7.41%	4.75%

Net assets, end of period (in 000s)	$489,933		$401,838	$410,606	$645,062	$292,906	$181,702

Ratio of net expenses to average net assets	0.38	%(c)	0.38%	0.38%	0.37%	0.41%	0.45%

Ratio of total expenses to average net assets	0.47	%(c)	0.48%	0.47%	0.47%	0.51%	0.51%

Ratio of net investment income to average net assets	3.70	%(c)	2.89%	1.45%	1.55%	2.46%	2.66%

Portfolio turnover rate(d)	478%		884%	489%	575%	693%	396%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	147

GOLDMAN SACHS CORE FIXED INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Core Fixed Income Fund

	Service Shares
	Six Months Ended September 30, 2023 (Unaudited)
			Year Ended March 31,
			2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$9.33		$10.15	$10.81	$10.83	$10.46	$10.28

Net investment income(a)	0.15		0.22	0.10	0.13	0.21	0.23

Net realized and unrealized gain (loss)	(0.56)		(0.79)	(0.60)	0.29	0.50	0.20

Total from investment operations	(0.41)		(0.57)	(0.50)	0.42	0.71	0.43

Distributions to shareholders from net investment income	(0.15)		(0.21)	(0.13)	(0.19)	(0.26)	(0.25)

Distributions to shareholders from net realized gains	—		—	—	(0.25)	(0.08)	—

Distributions to shareholders from return of capital	—		(0.04)	(0.03)	—	—	—

Total distributions	(0.15)		(0.25)	(0.16)	(0.44)	(0.34)	(0.25)

Net asset value, end of period	$8.77		$9.33	$10.15	$10.81	$10.83	$10.46

Total return(b)	(4.42)%		(5.61)%	(4.74)%	3.65%	6.87%	4.23%

Net assets, end of period (in 000s)	$838		$955	$1,115	$1,070	$1,141	$855

Ratio of net expenses to average net assets	0.88	%(c)	0.88%	0.88%	0.87%	0.91%	0.95%

Ratio of total expenses to average net assets	0.97	%(c)	0.98%	0.97%	0.98%	1.01%	1.02%

Ratio of net investment income to average net assets	3.19	%(c)	2.38%	0.97%	1.11%	1.95%	2.28%

Portfolio turnover rate(d)	478%		884%	489%	575%	693%	396%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

148	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Core Fixed Income Fund

	Investor Shares
	Six Months Ended September 30, 2023 (Unaudited)
			Year Ended March 31,
			2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$9.30		$10.11	$10.77	$10.80	$10.42	$10.24

Net investment income(a)	0.16		0.26	0.15	0.16	0.24	0.27

Net realized and unrealized gain (loss)	(0.55)		(0.78)	(0.61)	0.30	0.52	0.20

Total from investment operations	(0.39)		(0.52)	(0.46)	0.46	0.76	0.47

Distributions to shareholders from net investment income	(0.17)		(0.24)	(0.17)	(0.24)	(0.30)	(0.29)

Distributions to shareholders from net realized gains	—		—	—	(0.25)	(0.08)	—

Distributions to shareholders from return of capital	—		(0.05)	(0.03)	—	—	—

Total distributions	(0.17)		(0.29)	(0.20)	(0.49)	(0.38)	(0.29)

Net asset value, end of period	$8.74		$9.30	$10.11	$10.77	$10.80	$10.42

Total return(b)	(4.24)%		(5.15)%	(4.37)%	4.09%	7.33%	4.66%

Net assets, end of period (in 000s)	$277,351		$195,489	$269,988	$426,467	$122,100	$17,645

Ratio of net expenses to average net assets	0.46	%(c)	0.46%	0.46%	0.45%	0.48%	0.54%

Ratio of total expenses to average net assets	0.55	%(c)	0.56%	0.55%	0.56%	0.59%	0.60%

Ratio of net investment income to average net assets	3.63	%(c)	2.76%	1.37%	1.46%	2.27%	2.66%

Portfolio turnover rate(d)	478%		884%	489%	575%	693%	396%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	149

GOLDMAN SACHS CORE FIXED INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Core Fixed Income Fund

	Class R6 Shares
	Six Months Ended September 30, 2023 (Unaudited)
			Year Ended March 31,
			2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$9.34		$10.16	$10.82	$10.84	$10.46	$10.28

Net investment income(a)	0.17		0.28	0.17	0.19	0.27	0.29

Net realized and unrealized gain (loss)	(0.55)		(0.81)	(0.62)	0.29	0.50	0.19

Total from investment operations	(0.38)		(0.53)	(0.45)	0.48	0.77	0.48

Distributions to shareholders from net investment income	(0.18)		(0.24)	(0.17)	(0.25)	(0.31)	(0.30)

Distributions to shareholders from net realized gains	—		—	—	(0.25)	(0.08)	—

Distributions to shareholders from return of capital	—		(0.05)	(0.04)	—	—	—

Total distributions	(0.18)		(0.29)	(0.21)	(0.50)	(0.39)	(0.30)

Net asset value, end of period	$8.78		$9.34	$10.16	$10.82	$10.84	$10.46

Total return(b)	(4.17)%		(5.12)%	(4.16)%	4.18%	7.41%	4.76%

Net assets, end of period (in 000s)	$190,213		$276,178	$187,649	$39,378	$152,821	$219,927

Ratio of net expenses to average net assets	0.37	%(c)	0.37%	0.37%	0.36%	0.40%	0.44%

Ratio of total expenses to average net assets	0.46	%(c)	0.47%	0.46%	0.47%	0.50%	0.51%

Ratio of net investment income to average net assets	3.70	%(c)	2.97%	1.56%	1.71%	2.51%	2.84%

Portfolio turnover rate(d)	478%		884%	489%	575%	693%	396%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

150	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Core Fixed Income Fund

	Class R Shares
	Six Months Ended September 30, 2023 (Unaudited)
			Year Ended March 31,
			2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$9.29		$10.11	$10.77	$10.79	$10.42	$10.24

Net investment income(a)	0.14		0.22	0.09	0.12	0.20	0.22

Net realized and unrealized gain (loss)	(0.55)		(0.80)	(0.60)	0.29	0.50	0.20

Total from investment operations	(0.41)		(0.58)	(0.51)	0.41	0.70	0.42

Distributions to shareholders from net investment income	(0.15)		(0.20)	(0.13)	(0.18)	(0.25)	(0.24)

Distributions to shareholders from net realized gains	—		—	—	(0.25)	(0.08)	—

Distributions to shareholders from return of capital	—		(0.04)	(0.02)	—	—	—

Total distributions	(0.15)		(0.24)	(0.15)	(0.43)	(0.33)	(0.24)

Net asset value, end of period	$8.73		$9.29	$10.11	$10.77	$10.79	$10.42

Total return(b)	(4.48)%		(5.62)%	(4.75)%	3.57%	6.70%	4.14%

Net assets, end of period (in 000s)	$3,677		$3,782	$4,181	$4,864	$4,774	$4,444

Ratio of net expenses to average net assets	0.96	%(c)	0.96%	0.96%	0.95%	1.00%	1.04%

Ratio of total expenses to average net assets	1.05	%(c)	1.06%	1.05%	1.06%	1.10%	1.11%

Ratio of net investment income to average net assets	3.12	%(c)	2.31%	0.88%	1.02%	1.88%	2.20%

Portfolio turnover rate(d)	478%		884%	489%	575%	693%	396%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	151

GOLDMAN SACHS CORE FIXED INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Core Fixed Income Fund

	Class P Shares
	Six Months Ended September 30, 2023 (Unaudited)
			Year Ended March 31,				Period Ended March 31, 2019(a)
			2023	2022	2021	2020

Per Share Data

Net asset value, beginning of period	$9.34		$10.16	$10.82	$10.85	$10.47	$10.20

Net investment income(b)	0.17		0.27	0.16	0.18	0.27	0.28

Net realized and unrealized gain (loss)	(0.55)		(0.80)	(0.61)	0.29	0.50	0.27

Total from investment operations	(0.38)		(0.53)	(0.45)	0.47	0.77	0.55

Distributions to shareholders from net investment income	(0.18)		(0.24)	(0.17)	(0.25)	(0.31)	(0.28)

Distributions to shareholders from net realized gains	—		—	—	(0.25)	(0.08)	—

Distributions to shareholders from return of capital	—		(0.05)	(0.04)	—	—	—

Total distributions	(0.18)		(0.29)	(0.21)	(0.50)	(0.39)	(0.28)

Net asset value, end of period	$8.78		$9.34	$10.16	$10.82	$10.85	$10.47

Total return(c)	(4.17)%		(5.12)%	(4.25)%	4.18%	7.41%	5.50%

Net assets, end of period (in 000s)	$655,036		$648,289	$690,242	$809,047	$704,747	$595,010

Ratio of net expenses to average net assets	0.37	%(d)	0.37%	0.37%	0.36%	0.40%	0.44	%(d)

Ratio of total expenses to average net assets	0.46	%(d)	0.47%	0.46%	0.46%	0.50%	0.52	%(d)

Ratio of net investment income to average net assets	3.71	%(d)	2.90%	1.47%	1.60%	2.47%	2.91	%(d)

Portfolio turnover rate(e)	478%		884%	489%	575%	693%	396%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

152	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Global Core Fixed Income Fund

	Class A Shares
	Six Months Ended September 30, 2023 (Unaudited)
			Year Ended March 31,
			2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$11.20		$12.00	$12.73	$12.72	$12.47	$12.17

Net investment income (a)	0.13		0.18	0.07	0.14	0.14	0.17

Net realized and unrealized gain (loss)	(0.35)		(0.75)	(0.65)	0.54	0.47	0.31

Total from investment operations	(0.22)		(0.57)	(0.58)	0.68	0.61	0.48

Distributions to shareholders from net investment income	(0.13)		(0.23)	(0.11)	(0.32)	(0.20)	(0.18)

Distributions to shareholders from net realized gains	—		—	(0.04)	(0.35)	(0.16)	—

Total distributions	(0.13)		(0.23)	(0.15)	(0.67)	(0.36)	(0.18)

Net asset value, end of period	$10.85		$11.20	$12.00	$12.73	$12.72	$12.47

Total return(b)	(1.99)%		(4.72)%	(4.53)%	5.15%	4.88%	3.99%

Net assets, end of period (in 000s)	$27,832		$36,563	$45,557	$52,270	$42,358	$63,453

Ratio of net expenses to average net assets	0.92	%(c)	0.91%	0.94%	1.00%	1.01%	1.03%

Ratio of total expenses to average net assets	1.14	%(c)	1.19%	1.16%	1.17%	1.13%	1.20%

Ratio of net investment income to average net assets	2.25	%(c)	1.56%	0.56%	1.07%	1.08%	1.39%

Portfolio turnover rate(d)	258%		689%	461%	522%	610%	302%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	153

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Global Core Fixed Income Fund

	Class C Shares
	Six Months Ended September 30, 2023 (Unaudited)
			Year Ended March 31,
			2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$11.09		$11.88	$12.62	$12.61	$12.37	$12.07

Net investment income (loss)(a)	0.08		0.09	(0.03)	0.04	0.04	0.08

Net realized and unrealized gain (loss)	(0.33)		(0.74)	(0.64)	0.54	0.46	0.31

Total from investment operations	(0.25)		(0.65)	(0.67)	0.58	0.50	0.39

Distributions to shareholders from net investment income	(0.09)		(0.14)	(0.03)	(0.22)	(0.10)	(0.09)

Distributions to shareholders from net realized gains	—		—	(0.04)	(0.35)	(0.16)	—

Total distributions	(0.09)		(0.14)	(0.07)	(0.57)	(0.26)	(0.09)

Net asset value, end of period	$10.75		$11.09	$11.88	$12.62	$12.61	$12.37

Total return(b)	(2.39)%		(5.33)%	(5.28)%	4.40%	4.06%	3.24%

Net assets, end of period (in 000s)	$1,287		$1,728	$2,938	$4,799	$6,300	$8,725

Ratio of net expenses to average net assets	1.67	%(c)	1.66%	1.70%	1.75%	1.76%	1.78%

Ratio of total expenses to average net assets	1.89	%(c)	1.94%	1.91%	1.91%	1.88%	1.94%

Ratio of net investment income (loss) to average net assets	1.51	%(c)	0.78%	(0.22)%	0.33%	0.33%	0.63%

Portfolio turnover rate(d)	258%		689%	461%	522%	610%	302%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

154	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Global Core Fixed Income Fund

	Institutional Shares
	Six Months Ended September 30, 2023 (Unaudited)
			Year Ended March 31,
			2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$11.18		$11.97	$12.70	$12.70	$12.45	$12.15

Net investment income(a)	0.14		0.21	0.11	0.18	0.18	0.21

Net realized and unrealized gain (loss)	(0.33)		(0.74)	(0.65)	0.53	0.47	0.31

Total from investment operations	(0.19)		(0.53)	(0.54)	0.71	0.65	0.52

Distributions to shareholders from net investment income	(0.15)		(0.26)	(0.15)	(0.36)	(0.24)	(0.22)

Distributions to shareholders from net realized gains	—		—	(0.04)	(0.35)	(0.16)	—

Total distributions	(0.15)		(0.26)	(0.19)	(0.71)	(0.40)	(0.22)

Net asset value, end of period	$10.84		$11.18	$11.97	$12.70	$12.70	$12.45

Total return(b)	(1.76)%		(4.43)%	(4.24)%	5.48%	5.22%	4.34%

Net assets, end of period (in 000s)	$204,045		$206,613	$251,099	$282,633	$250,976	$252,456

Ratio of net expenses to average net assets	0.61	%(c)	0.60%	0.63%	0.69%	0.69%	0.69%

Ratio of total expenses to average net assets	0.81	%(c)	0.86%	0.83%	0.83%	0.79%	0.86%

Ratio of net investment income to average net assets	2.57	%(c)	1.87%	0.87%	1.38%	1.37%	1.73%

Portfolio turnover rate(d)	258%		689%	461%	522%	610%	302%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	155

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Global Core Fixed Income Fund

	Service Shares
	Six Months Ended September 30, 2023 (Unaudited)
			Year Ended March 31,
			2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$11.12		$11.91	$12.63	$12.62	$12.38	$12.09

Net investment income(a)	0.11		0.15	0.05	0.11	0.13	0.15

Net realized and unrealized gain (loss)	(0.34)		(0.73)	(0.65)	0.55	0.44	0.30

Total from investment operations	(0.23)		(0.58)	(0.60)	0.66	0.57	0.45

Distributions to shareholders from net investment income	(0.12)		(0.21)	(0.08)	(0.30)	(0.17)	(0.16)

Distributions to shareholders from net realized gains	—		—	(0.04)	(0.35)	(0.16)	—

Total distributions	(0.12)		(0.21)	(0.12)	(0.65)	(0.33)	(0.16)

Net asset value, end of period	$10.77		$11.12	$11.91	$12.63	$12.62	$12.38

Total return(b)	(2.11)%		(4.87)%	(4.74)%	4.98%	4.71%	3.75%

Net assets, end of period (in 000s)	$427		$491	$567	$653	$196	$1,930

Ratio of net expenses to average net assets	1.11	%(c)	1.10%	1.13%	1.18%	1.19%	1.19%

Ratio of total expenses to average net assets	1.31	%(c)	1.36%	1.33%	1.34%	1.30%	1.36%

Ratio of net investment income to average net assets	2.06	%(c)	1.38%	0.37%	0.85%	1.02%	1.24%

Portfolio turnover rate(d)	258%		689%	461%	522%	610%	302%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

156	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Global Core Fixed Income Fund

	Investor Shares
	Six Months Ended September 30, 2023 (Unaudited)
			Year Ended March 31,
			2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$11.16		$11.95	$12.68	$12.67	$12.43	$12.13

Net investment income(a)	0.14		0.20	0.10	0.17	0.17	0.20

Net realized and unrealized gain (loss)	(0.34)		(0.73)	(0.65)	0.54	0.46	0.31

Total from investment operations	(0.20)		(0.53)	(0.55)	0.71	0.63	0.51

Distributions to shareholders from net investment income	(0.14)		(0.26)	(0.14)	(0.35)	(0.23)	(0.21)

Distributions to shareholders from net realized gains	—		—	(0.04)	(0.35)	(0.16)	—

Total distributions	(0.14)		(0.26)	(0.18)	(0.70)	(0.39)	(0.21)

Net asset value, end of period	$10.82		$11.16	$11.95	$12.68	$12.67	$12.43

Total return(b)	(1.79)%		(4.42)%	(4.31)%	5.43%	5.07%	4.25%

Net assets, end of period (in 000s)	$42,414		$49,849	$60,048	$73,477	$47,717	$53,615

Ratio of net expenses to average net assets	0.67	%(c)	0.66%	0.69%	0.75%	0.76%	0.78%

Ratio of total expenses to average net assets	0.89	%(c)	0.94%	0.91%	0.92%	0.88%	0.95%

Ratio of net investment income to average net assets	2.51	%(c)	1.80%	0.82%	1.31%	1.31%	1.64%

Portfolio turnover rate(d)	258%		689%	461%	522%	610%	302%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	157

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Global Core Fixed Income Fund

	Class R6 Shares
	Six Months Ended September 30, 2023 (Unaudited)
			Year Ended March 31,
			2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$11.18		$11.98	$12.71	$12.70	$12.45	$12.16

Net investment income(a)	0.14		0.21	0.11	0.19	0.17	0.21

Net realized and unrealized gain (loss)	(0.33)		(0.74)	(0.65)	0.53	0.48	0.30

Total from investment operations	(0.19)		(0.53)	(0.54)	0.72	0.65	0.51

Distributions to shareholders from net investment income	(0.15)		(0.27)	(0.15)	(0.36)	(0.24)	(0.22)

Distributions to shareholders from net realized gains	—		—	(0.04)	(0.35)	(0.16)	—

Total distributions	(0.15)		(0.27)	(0.19)	(0.71)	(0.40)	(0.22)

Net asset value, end of period	$10.84		$11.18	$11.98	$12.71	$12.70	$12.45

Total return(b)	(1.84)%		(4.34)%	(4.23)%	5.49%	5.22%	4.35%

Net assets, end of period (in 000s)	$286,508		$294,104	$272,464	$264,049	$311,837	$228,163

Ratio of net expenses to average net assets	0.60	%(c)	0.59%	0.62%	0.68%	0.68%	0.68%

Ratio of total expenses to average net assets	0.80	%(c)	0.85%	0.82%	0.82%	0.78%	0.85%

Ratio of net investment income to average net assets	2.58	%(c)	1.91%	0.89%	1.40%	1.36%	1.74%

Portfolio turnover rate(d)	258%		689%	461%	522%	610%	302%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

158	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Global Core Fixed Income Fund

	Class P Shares
	Six Months Ended September 30, 2023 (Unaudited)
			Year Ended March 31,				Period Ended March 31, 2019(a)
			2023	2022	2021	2020

Per Share Data

Net asset value, beginning of period	$11.19		$11.99	$12.72	$12.71	$12.46	$12.10

Net investment income(b)	0.14		0.21	0.11	0.19	0.18	0.21

Net realized and unrealized gain (loss)	(0.33)		(0.74)	(0.65)	0.53	0.47	0.36

Total from investment operations	(0.19)		(0.53)	(0.54)	0.72	0.65	0.57

Distributions to shareholders from net investment income	(0.15)		(0.27)	(0.15)	(0.36)	(0.24)	(0.21)

Distributions to shareholders from net realized gains	—		—	(0.04)	(0.35)	(0.16)	—

Total distributions	(0.15)		(0.27)	(0.19)	(0.71)	(0.40)	(0.21)

Net asset value, end of period	$10.85		$11.19	$11.99	$12.72	$12.71	$12.46

Total return(c)	(1.84)%		(4.33)%	(4.23)%	5.49%	5.22%	4.77%

Net assets, end of period (in 000s)	$7,097		$7,323	$8,160	$8,889	$7,900	$8,170

Ratio of net expenses to average net assets	0.60	%(d)	0.59%	0.62%	0.68%	0.68%	0.69	%(d)

Ratio of total expenses to average net assets	0.80	%(d)	0.85%	0.82%	0.82%	0.78%	0.87	%(d)

Ratio of net investment income to average net assets	2.58	%(d)	1.89%	0.88%	1.40%	1.38%	1.82	%(d)

Portfolio turnover rate(e)	258%		689%	461%	522%	610%	302%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	159

GOLDMAN SACHS INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Income Fund

	Class A Shares
	Six Months Ended September 30, 2023 (Unaudited)
			Year Ended March 31,			Period Ended March 31, 2020(a)
			2023	2022	2021

Per Share Data

Net asset value, beginning of period	$8.54		$9.55	$10.25	$8.88	$10.00

Net investment income (b)	0.23		0.42	0.32	0.33	0.11

Net realized and unrealized gain (loss)	(0.07)		(0.80)	(0.59)	1.43	(1.11)

Total from investment operations	0.16		(0.38)	(0.27)	1.76	(1.00)

Distributions to shareholders from net investment income	(0.24)		(0.62)	(0.34)	(0.35)	(0.12)

Distributions to shareholders from net realized gains	—		—	(0.09)	(0.04)	—

Distributions to shareholders from return of capital	—		(0.01)	—	—	—

Total distributions	(0.24)		(0.63)	(0.43)	(0.39)	(0.12)

Net asset value, end of period	$8.46		$8.54	$9.55	$10.25	$8.88

Total return(c)	1.87%		(3.85)%	(2.86)%	19.94%	(10.14)%

Net assets, end of period (in 000s)	$801		$598	$501	$501	$142

Ratio of net expenses to average net assets	0.97	%(d)	0.97%	0.97%	0.97%	0.98	%(d)

Ratio of total expenses to average net assets	1.55	%(d)	1.42%	1.30%	1.71%	2.58	%(d)

Ratio of net investment income to average net assets	5.35	%(d)	4.76%	3.12%	3.19%	3.44	%(d)

Portfolio turnover rate(e)	228%		469%	139%	363%	110%

(a)	Commenced operations on December 03, 2019.
(b)	Calculated based on the average shares outstanding methodology.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

160	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Income Fund

	Class C Shares
	Six Months Ended September 30, 2023 (Unaudited)
			Year Ended March 31,			Period Ended March 31, 2020(a)
			2023	2022	2021

Per Share Data

Net asset value, beginning of period	$8.54		$9.55	$10.25	$8.88	$10.00

Net investment income(b)	0.20		0.36	0.25	0.26	0.09

Net realized and unrealized gain (loss)	(0.08)		(0.81)	(0.60)	1.42	(1.12)

Total from investment operations	0.12		(0.45)	(0.35)	1.68	(1.03)

Distributions to shareholders from net investment income	(0.21)		(0.55)	(0.26)	(0.27)	(0.09)

Distributions to shareholders from net realized gains	—		—	(0.09)	(0.04)	—

Distributions to shareholders from return of capital	—		(0.01)	—	—	—

Total distributions	(0.21)		(0.56)	(0.35)	(0.31)	(0.09)

Net asset value, end of period	$8.45		$8.54	$9.55	$10.25	$8.88

Total return(c)	1.37%		(4.57)%	(3.59)%	19.06%	(10.35)%

Net assets, end of period (in 000s)	$236		$328	$197	$77	$65

Ratio of net expenses to average net assets	1.72	%(d)	1.72%	1.72%	1.72%	1.73	%(d)

Ratio of total expenses to average net assets	2.29	%(d)	2.18%	2.07%	2.71%	3.40	%(d)

Ratio of net investment income to average net assets	4.58	%(d)	4.09%	2.52%	2.52%	2.67	%(d)

Portfolio turnover rate(e)	228%		469%	139%	363%	110%

(a)	Commenced operations on December 03, 2019.
(b)	Calculated based on the average shares outstanding methodology.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	161

GOLDMAN SACHS INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Income Fund

	Institutional Shares
	Six Months Ended September 30, 2023 (Unaudited)
			Year Ended March 31,			Period Ended March 31, 2020(a)
			2023	2022	2021

Per Share Data

Net asset value, beginning of period	$8.54		$9.55	$10.25	$8.88	$10.00

Net investment income(b)	0.24		0.43	0.36	0.37	0.12

Net realized and unrealized gain (loss)	(0.07)		(0.78)	(0.60)	1.42	(1.11)

Total from investment operations	0.17		(0.35)	(0.24)	1.79	(0.99)

Distributions to shareholders from net investment income	(0.25)		(0.65)	(0.37)	(0.38)	(0.13)

Distributions to shareholders from net realized gains	—		—	(0.09)	(0.04)	—

Distributions to shareholders from return of capital	—		(0.01)	—	—	—

Total distributions	(0.25)		(0.66)	(0.46)	(0.42)	(0.13)

Net asset value, end of period	$8.46		$8.54	$9.55	$10.25	$8.88

Total return(c)	2.04%		(3.53)%	(2.54)%	20.34%	(10.03)%

Net assets, end of period (in 000s)	$13,262		$13,094	$25,483	$25,710	$22,264

Ratio of net expenses to average net assets	0.64	%(d)	0.64%	0.64%	0.64%	0.64	%(d)

Ratio of total expenses to average net assets	1.22	%(d)	1.06%	0.98%	1.75%	2.53	%(d)

Ratio of net investment income to average net assets	5.68	%(d)	4.96%	3.47%	3.63%	3.72	%(d)

Portfolio turnover rate(e)	228%		469%	139%	363%	110%

(a)	Commenced operations on December 03, 2019.
(b)	Calculated based on the average shares outstanding methodology.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

162	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Income Fund

	Investor Shares
	Six Months Ended September 30, 2023 (Unaudited)
			Year Ended March 31,			Period Ended March 31, 2020(a)
			2023	2022	2021

Per Share Data

Net asset value, beginning of period	$8.54		$9.55	$10.25	$8.88	$10.00

Net investment income(b)	0.24		0.44	0.35	0.36	0.12

Net realized and unrealized gain (loss)	(0.07)		(0.80)	(0.60)	1.43	(1.12)

Total from investment operations	0.17		(0.36)	(0.25)	1.79	(1.00)

Distributions to shareholders from net investment income	(0.25)		(0.64)	(0.36)	(0.38)	(0.12)

Distributions to shareholders from net realized gains	—		—	(0.09)	(0.04)	—

Distributions to shareholders from return of capital	—		(0.01)	—	—	—

Total distributions	(0.25)		(0.65)	(0.45)	(0.42)	(0.12)

Net asset value, end of period	$8.46		$8.54	$9.55	$10.25	$8.88

Total return(c)	2.00%		(3.61)%	(2.62)%	20.24%	(10.06)%

Net assets, end of period (in 000s)	$3,794		$268	$118	$54	$45

Ratio of net expenses to average net assets	0.72	%(d)	0.72%	0.72%	0.72%	0.73	%(d)

Ratio of total expenses to average net assets	1.30	%(d)	1.18%	1.05%	1.81%	2.62	%(d)

Ratio of net investment income to average net assets	5.54	%(d)	5.12%	3.46%	3.54%	3.63	%(d)

Portfolio turnover rate(e)	228%		469%	139%	363%	110%

(a)	Commenced operations on December 03, 2019.
(b)	Calculated based on the average shares outstanding methodology.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	163

GOLDMAN SACHS INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Income Fund

	Class R6 Shares
	Six Months Ended September 30, 2023 (Unaudited)
			Year Ended March 31,			Period Ended March 31, 2020(a)
			2023	2022	2021

Per Share Data

Net asset value, beginning of period	$8.54		$9.55	$10.25	$8.88	$10.00

Net investment income(b)	0.24		0.44	0.36	0.37	0.12

Net realized and unrealized gain (loss)	(0.07)		(0.79)	(0.60)	1.43	(1.11)

Total from investment operations	0.17		(0.35)	(0.24)	1.80	(0.99)

Distributions to shareholders from net investment income	(0.25)		(0.65)	(0.37)	(0.39)	(0.13)

Distributions to shareholders from net realized gains	—		—	(0.09)	(0.04)	—

Distributions to shareholders from return of capital	—		(0.01)	—	—	—

Total distributions	(0.25)		(0.66)	(0.46)	(0.43)	(0.13)

Net asset value, end of period	$8.46		$8.54	$9.55	$10.25	$8.88

Total return(c)	2.04%		(3.52)%	(2.53)%	20.35%	(10.03)%

Net assets, end of period (in 000s)	$52		$51	$53	$54	$45

Ratio of net expenses to average net assets	0.62	%(d)	0.63%	0.63%	0.63%	0.63	%(d)

Ratio of total expenses to average net assets	1.19	%(d)	1.07%	0.97%	1.72%	2.52	%(d)

Ratio of net investment income to average net assets	5.71	%(d)	5.07%	3.48%	3.64%	3.73	%(d)

Portfolio turnover rate(e)	228%		469%	139%	363%	110%

(a)	Commenced operations on December 03, 2019.
(b)	Calculated based on the average shares outstanding methodology.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

164	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Income Fund

	Class P Shares
	Six Months Ended September 30, 2023 (Unaudited)
			Year Ended March 31,			Period Ended March 31, 2020(a)
			2023	2022	2021

Per Share Data

Net asset value, beginning of period	$8.54		$9.55	$10.25	$8.88	$10.00

Net investment income(b)	0.24		0.44	0.36	0.36	0.12

Net realized and unrealized gain (loss)	(0.07)		(0.79)	(0.60)	1.44	(1.11)

Total from investment operations	0.17		(0.35)	(0.24)	1.80	(0.99)

Distributions to shareholders from net investment income	(0.25)		(0.65)	(0.37)	(0.39)	(0.13)

Distributions to shareholders from net realized gains	—		—	(0.09)	(0.04)	—

Distributions to shareholders from return of capital	—		(0.01)	—	—	—

Total distributions	(0.25)		(0.66)	(0.46)	(0.43)	(0.13)

Net asset value, end of period	$8.46		$8.54	$9.55	$10.25	$8.88

Total return(c)	2.04%		(3.52)%	(2.53)%	20.35%	(10.03)%

Net assets, end of period (in 000s)	$40,621		$50,736	$73,188	$89,424	$809

Ratio of net expenses to average net assets	0.63	%(d)	0.63%	0.63%	0.63%	0.60	%(d)

Ratio of total expenses to average net assets	1.21	%(d)	1.06%	0.97%	1.10%	0.63	%(d)

Ratio of net investment income to average net assets	5.70	%(d)	5.02%	3.48%	3.46%	3.76	%(d)

Portfolio turnover rate(e)	228%		469%	139%	363%	110%

(a)	Commenced operations on December 03, 2019.
(b)	Calculated based on the average shares outstanding methodology.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	165

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Long Short Credit Strategies Fund

	Class A Shares
	Six Months Ended September 30, 2023 (Unaudited)
			Year Ended March 31,
			2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$7.74		$8.52	$8.92	$7.93	$8.71	$9.19

Net investment income (a)	0.24		0.37	0.28	0.28	0.33	0.38

Net realized and unrealized gain (loss)	(0.04)		(0.73)	(0.35)	0.99	(0.73)	(0.34)

Total from investment operations	0.20		(0.36)	(0.07)	1.27	(0.40)	0.04

Distributions to shareholders from net investment income	(0.19)		(0.42)	(0.33)	(0.28)	(0.38)	(0.52)

Net asset value, end of period	$7.75		$7.74	$8.52	$8.92	$7.93	$8.71

Total return(b)	2.55%		(4.11)%	(0.91)%	16.07%	(4.90)%	0.61%

Net assets, end of period (in 000s)	$610		$818	$1,486	$1,894	$978	$3,169

Ratio of net expenses to average net assets	1.46	%(c)	1.45%	1.46%	1.46%	1.47%	1.47%

Ratio of total expenses to average net assets	2.21	%(c)	1.88%	1.70%	1.72%	1.84%	1.74%

Ratio of net investment income to average net assets	6.16	%(c)	4.67%	3.14%	3.19%	3.74%	4.15%

Portfolio turnover rate(d)	8%		22%	56%	112%	164%	220%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

166	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Long Short Credit Strategies Fund

	Class C Shares
	Six Months Ended September 30, 2023 (Unaudited)
			Year Ended March 31,
			2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$7.73		$8.52	$8.91	$7.93	$8.70	$9.19

Net investment income(a)	0.21		0.31	0.21	0.22	0.26	0.31

Net realized and unrealized gain (loss)	(0.04)		(0.74)	(0.34)	0.97	(0.72)	(0.34)

Total from investment operations	0.17		(0.43)	(0.13)	1.19	(0.46)	(0.03)

Distributions to shareholders from net investment income	(0.16)		(0.36)	(0.26)	(0.21)	(0.31)	(0.46)

Net asset value, end of period	$7.74		$7.73	$8.52	$8.91	$7.93	$8.70

Total return(b)	2.17%		(4.95)%	(1.54)%	15.08%	(5.50)%	(0.25)%

Net assets, end of period (in 000s)	$92		$112	$179	$423	$543	$1,092

Ratio of net expenses to average net assets	2.21	%(c)	2.21%	2.20%	2.21%	2.22%	2.22%

Ratio of total expenses to average net assets	2.96	%(c)	2.64%	2.45%	2.51%	2.60%	2.52%

Ratio of net investment income to average net assets	5.42	%(c)	3.93%	2.36%	2.52%	3.00%	3.39%

Portfolio turnover rate(d)	8%		22%	56%	112%	164%	220%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	167

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Long Short Credit Strategies Fund

	Institutional Shares
	Six Months Ended September 30, 2023 (Unaudited)
			Year Ended March 31,
			2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$7.73		$8.51	$8.91	$7.92	$8.70	$9.18

Net investment income(a)	0.25		0.40	0.31	0.31	0.35	0.41

Net realized and unrealized gain (loss)	(0.04)		(0.73)	(0.36)	0.99	(0.72)	(0.34)

Total from investment operations	0.21		(0.33)	(0.05)	1.30	(0.37)	0.07

Distributions to shareholders from net investment income	(0.20)		(0.45)	(0.35)	(0.31)	(0.41)	(0.55)

Net asset value, end of period	$7.74		$7.73	$8.51	$8.91	$7.92	$8.70

Total return(b)	2.72%		(3.80)%	(0.59)%	16.47%	(4.59)%	0.84%

Net assets, end of period (in 000s)	$10,025		$8,574	$15,884	$14,905	$14,592	$22,611

Ratio of net expenses to average net assets	1.13	%(c)	1.12%	1.12%	1.13%	1.13%	1.13%

Ratio of total expenses to average net assets	1.88	%(c)	1.55%	1.37%	1.42%	1.50%	1.30%

Ratio of net investment income to average net assets	6.49	%(c)	4.98%	3.46%	3.57%	4.07%	4.45%

Portfolio turnover rate(d)	8%		22%	56%	112%	164%	220%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

168	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Long Short Credit Strategies Fund

	Investor Shares
	Six Months Ended September 30, 2023 (Unaudited)
			Year Ended March 31,
			2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$7.73		$8.52	$8.92	$7.93	$8.70	$9.19

Net investment income(a)	0.25		0.39	0.30	0.31	0.35	0.40

Net realized and unrealized gain (loss)	(0.05)		(0.74)	(0.35)	0.98	(0.72)	(0.34)

Total from investment operations	0.20		(0.35)	(0.05)	1.29	(0.37)	0.06

Distributions to shareholders from net investment income	(0.19)		(0.44)	(0.35)	(0.30)	(0.40)	(0.55)

Net asset value, end of period	$7.74		$7.73	$8.52	$8.92	$7.93	$8.70

Total return(b)	2.68%		(4.00)%	(0.66)%	16.36%	(4.56)%	0.75%

Net assets, end of period (in 000s)	$1,318		$1,414	$2,633	$2,406	$2,187	$4,261

Ratio of net expenses to average net assets	1.21	%(c)	1.20%	1.20%	1.21%	1.22%	1.22%

Ratio of total expenses to average net assets	1.96	%(c)	1.63%	1.45%	1.49%	1.59%	1.50%

Ratio of net investment income to average net assets	6.41	%(c)	4.91%	3.38%	3.49%	3.99%	4.41%

Portfolio turnover rate(d)	8%		22%	56%	112%	164%	220%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	169

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Long Short Credit Strategies Fund

	Class R6 Shares
	Six Months Ended September 30, 2023 (Unaudited)
			Year Ended March 31,
			2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$7.73		$8.52	$8.91	$7.93	$8.70	$9.18

Net investment income(a)	0.25		0.40	0.31	0.31	0.35	0.40

Net realized and unrealized gain (loss)	(0.05)		(0.74)	(0.34)	0.98	(0.71)	(0.33)

Total from investment operations	0.20		(0.34)	(0.03)	1.29	(0.36)	0.07

Distributions to shareholders from net investment income	(0.20)		(0.45)	(0.36)	(0.31)	(0.41)	(0.55)

Net asset value, end of period	$7.73		$7.73	$8.52	$8.91	$7.93	$8.70

Total return(b)	2.59%		(3.91)%	(0.46)%	16.33%	(4.46)%	0.85%

Net assets, end of period (in 000s)	$6,662		$6,984	$5,353	$1,654	$2,218	$1,823

Ratio of net expenses to average net assets	1.12	%(c)	1.11%	1.11%	1.12%	1.12%	1.12%

Ratio of total expenses to average net assets	1.87	%(c)	1.55%	1.36%	1.39%	1.50%	1.43%

Ratio of net investment income to average net assets	6.50	%(c)	5.06%	3.51%	3.57%	4.07%	4.49%

Portfolio turnover rate(d)	8%		22%	56%	112%	164%	220%

(a)	Calculated based on the average shares outstanding methodology.

(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

170	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Long Short Credit Strategies Fund

	Class R Shares
	Six Months Ended September 30, 2023 (Unaudited)
			Year Ended March 31,
			2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$7.73		$8.52	$8.91	$7.93	$8.70	$9.19

Net investment income(a)	0.23		0.36	0.26	0.26	0.30	0.35

Net realized and unrealized gain (loss)	(0.04)		(0.75)	(0.35)	0.98	(0.71)	(0.34)

Total from investment operations	0.19		(0.39)	(0.09)	1.24	(0.41)	0.01

Distributions to shareholders from net investment income	(0.18)		(0.40)	(0.30)	(0.26)	(0.36)	(0.50)

Net asset value, end of period	$7.74		$7.73	$8.52	$8.91	$7.93	$8.70

Total return(b)	2.42%		(4.48)%	(1.04)%	15.65%	(5.03)%	0.24%

Net assets, end of period (in 000s)	$28		$27	$28	$29	$24	$26

Ratio of net expenses to average net assets	1.71	%(c)	1.70%	1.70%	1.71%	1.72%	1.72%

Ratio of total expenses to average net assets	2.46	%(c)	2.16%	1.94%	1.98%	2.09%	2.01%

Ratio of net investment income to average net assets	5.91	%(c)	4.53%	2.88%	2.98%	3.48%	3.88%

Portfolio turnover rate(d)	8%		22%	56%	112%	164%	220%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	171

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Long Short Credit Strategies Fund

	Class P Shares
	Six Months Ended September 30, 2023 (Unaudited)
			Year Ended March 31,				Period Ended March 31, 2019(a)
			2023	2022	2021	2020

Per Share Data

Net asset value, beginning of period	$7.72		$8.50	$8.90	$7.92	$8.69	$9.25

Net investment income(b)	0.25		0.38	0.31	0.31	0.35	0.38

Net realized and unrealized gain (loss)	(0.04)		(0.71)	(0.35)	0.98	(0.71)	(0.40)

Total from investment operations	0.21		(0.33)	(0.04)	1.29	(0.36)	(0.02)

Distributions to shareholders from net investment income	(0.20)		(0.45)	(0.36)	(0.31)	(0.41)	(0.54)

Net asset value, end of period	$7.73		$7.72	$8.50	$8.90	$7.92	$8.69

Total return(c)	2.72%		(3.80)%	(0.58)%	16.35%	(4.47)%	(0.07)%

Net assets, end of period (in 000s)	$30,699		$31,632	$117,611	$106,377	$76,234	$87,163

Ratio of net expenses to average net assets	1.12	%(d)	1.12%	1.11%	1.12%	1.12%	1.12	%(d)

Ratio of total expenses to average net assets	1.87	%(d)	1.48%	1.36%	1.38%	1.49%	1.52	%(d)

Ratio of net investment income to average net assets	6.50	%(d)	4.75%	3.47%	3.55%	4.08%	4.55	%(d)

Portfolio turnover rate(e)	8%		22%	56%	112%	164%	220%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

172	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Strategic Income Fund

	Class A Shares
	Six Months Ended September 30, 2023 (Unaudited)
			Year Ended March 31,
			2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$9.00		$9.14	$9.41	$8.48	$9.28	$9.54

Net investment income (a)	0.17		0.24	0.09	0.31	0.26	0.35

Net realized and unrealized gain (loss)	(0.03)		(0.09)	(0.20)	0.99	(0.78)	(0.31)

Total from investment operations	0.14		0.15	(0.11)	1.30	(0.52)	0.04

Distributions to shareholders from net investment income	(0.17)		—	—	(0.35)	— (b)	(0.05)

Distributions to shareholders from return of capital	—		(0.29)	(0.16)	(0.02)	(0.28)	(0.25)

Total distributions	(0.17)		(0.29)	(0.16)	(0.37)	(0.28)	(0.30)

Net asset value, end of period	$8.97		$9.00	$9.14	$9.41	$8.48	$9.28

Total return(c)	1.67%		1.64%	(1.12)%	15.12%	(5.64)%	0.46%

Net assets, end of period (in 000s)	$106,161		$121,804	$127,793	$126,488	$115,257	$202,337

Ratio of net expenses to average net assets	1.05	%(d)	1.03%	1.01%	1.02%	1.01%	0.99%

Ratio of total expenses to average net assets	1.15	%(d)	1.12%	1.07%	1.05%	1.04%	1.01%

Ratio of net investment income to average net assets	3.69	%(d)	2.75%	0.94%	3.27%	2.84%	3.72%

Portfolio turnover rate(e)	737%		1,026%	416%	722%	491%	169%

(a)	Calculated based on the average shares outstanding methodology. (b) Amount is less than $0.005 per share.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	173

GOLDMAN SACHS STRATEGIC INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Strategic Income Fund

	Class C Shares
	Six Months Ended September 30, 2023 (Unaudited)
			Year Ended March 31,
			2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$8.98		$9.11	$9.39	$8.46	$9.25	$9.52

Net investment income(a)	0.13		0.15	0.02	0.24	0.19	0.28

Net realized and unrealized gain (loss)	(0.03)		(0.06)	(0.21)	0.98	(0.77)	(0.32)

Total from investment operations	0.10		0.09	(0.19)	1.22	(0.58)	(0.04)

Distributions to shareholders from net investment income	(0.13)		—	—	(0.27)	— (b)	(0.04)

Distributions to shareholders from return of capital	—		(0.22)	(0.09)	(0.02)	(0.21)	(0.19)

Total distributions	(0.13)		(0.22)	(0.09)	(0.29)	(0.21)	(0.23)

Net asset value, end of period	$8.95		$8.98	$9.11	$9.39	$8.46	$9.25

Total return(c)	1.28%		0.81%	(1.82)%	14.24%	(6.27)%	(0.41)%

Net assets, end of period (in 000s)	$5,963		$7,470	$22,237	$55,099	$89,308	$150,514

Ratio of net expenses to average net assets	1.80	%(d)	1.78%	1.76%	1.77%	1.77%	1.74%

Ratio of total expenses to average net assets	1.90	%(d)	1.87%	1.81%	1.80%	1.79%	1.76%

Ratio of net investment income to average net assets	2.97	%(d)	1.68%	0.18%	2.54%	2.10%	2.97%

Portfolio turnover rate(e)	737%		1,026%	416%	722%	491%	169%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

174	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Strategic Income Fund

	Institutional Shares
	Six Months Ended September 30, 2023 (Unaudited)
			Year Ended March 31,
			2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$9.01		$9.15	$9.42	$8.49	$9.28	$9.55

Net investment income(a)	0.18		0.27	0.12	0.34	0.29	0.38

Net realized and unrealized gain (loss)	(0.03)		(0.09)	(0.20)	0.99	(0.76)	(0.32)

Total from investment operations	0.15		0.18	(0.08)	1.33	(0.47)	0.06

Distributions to shareholders from net investment income	(0.18)		—	—	(0.38)	(0.01)	(0.06)

Distributions to shareholders from return of capital	—		(0.32)	(0.19)	(0.02)	(0.31)	(0.27)

Total distributions	(0.18)		(0.32)	(0.19)	(0.40)	(0.32)	(0.33)

Net asset value, end of period	$8.98		$9.01	$9.15	$9.42	$8.49	$9.28

Total return(b)	1.84%		1.97%	(0.83)%	15.62%	(5.31)%	0.71%

Net assets, end of period (in 000s)	$304,771		$310,847	$376,645	$437,445	$564,586	$950,665

Ratio of net expenses to average net assets	0.72	%(c)	0.70%	0.68%	0.69%	0.68%	0.65%

Ratio of total expenses to average net assets	0.82	%(c)	0.79%	0.74%	0.71%	0.70%	0.66%

Ratio of net investment income to average net assets	4.02	%(c)	3.04%	1.28%	3.61%	3.18%	4.10%

Portfolio turnover rate(d)	737%		1,026%	416%	722%	491%	169%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	175

GOLDMAN SACHS STRATEGIC INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Strategic Income Fund

	Investor Shares
	Six Months Ended September 30, 2023 (Unaudited)
			Year Ended March 31,
			2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$9.01		$9.14	$9.42	$8.48	$9.28	$9.55

Net investment income(a)	0.18		0.26	0.11	0.33	0.29	0.37

Net realized and unrealized gain (loss)	(0.03)		(0.08)	(0.21)	1.00	(0.78)	(0.32)

Total from investment operations	0.15		0.18	(0.10)	1.33	(0.49)	0.05

Distributions to shareholders from net investment income	(0.18)		—	—	(0.37)	(0.01)	(0.05)

Distributions to shareholders from return of capital	—		(0.31)	(0.18)	(0.02)	(0.30)	(0.27)

Total distributions	(0.18)		(0.31)	(0.18)	(0.39)	(0.31)	(0.32)

Net asset value, end of period	$8.98		$9.01	$9.14	$9.42	$8.48	$9.28

Total return(b)	1.91%		1.78%	(0.90)%	15.52%	(5.40)%	0.61%

Net assets, end of period (in 000s)	$14,600		$17,221	$18,592	$22,711	$25,179	$96,019

Ratio of net expenses to average net assets	0.80	%(c)	0.78%	0.76%	0.77%	0.76%	0.74%

Ratio of total expenses to average net assets	0.90	%(c)	0.87%	0.82%	0.80%	0.79%	0.76%

Ratio of net investment income to average net assets	3.95	%(c)	2.95%	1.19%	3.53%	3.15%	3.98%

Portfolio turnover rate(d)	737%		1,026%	416%	722%	491%	169%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

176	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Strategic Income Fund

	Class R6 Shares
	Six Months Ended September 30, 2023 (Unaudited)
			Year Ended March 31,
			2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$9.00		$9.14	$9.41	$8.48	$9.28	$9.55

Net investment income(a)	0.18		0.27	0.14	0.34	0.29	0.35

Net realized and unrealized gain (loss)	(0.02)		(0.09)	(0.22)	0.99	(0.77)	(0.29)

Total from investment operations	0.16		0.18	(0.08)	1.33	(0.48)	0.06

Distributions to shareholders from net investment income	(0.18)		—	—	(0.38)	(0.01)	(0.10)

Distributions to shareholders from return of capital	—		(0.32)	(0.19)	(0.02)	(0.31)	(0.23)

Total distributions	(0.18)		(0.32)	(0.19)	(0.40)	(0.32)	(0.33)

Net asset value, end of period	$8.98		$9.00	$9.14	$9.41	$8.48	$9.28

Total return(b)	1.96%		1.87%	(0.71)%	15.51%	(5.30)%	0.70%

Net assets, end of period (in 000s)	$35,181		$17,985	$19,883	$4,023	$6,779	$25,882

Ratio of net expenses to average net assets	0.72	%(c)	0.69%	0.67%	0.68%	0.67%	0.64%

Ratio of total expenses to average net assets	0.81	%(c)	0.78%	0.73%	0.70%	0.69%	0.66%

Ratio of net investment income to average net assets	3.95	%(c)	3.06%	1.47%	3.63%	3.16%	3.73%

Portfolio turnover rate(d)	737%		1,026%	416%	722%	491%	169%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	177

GOLDMAN SACHS STRATEGIC INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Strategic Income Fund

	Class R Shares
	Six Months Ended September 30, 2023 (Unaudited)
			Year Ended March 31,
			2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$8.98		$9.12	$9.40	$8.47	$9.26	$9.53

Net investment income(a)	0.15		0.22	0.07	0.29	0.24	0.32

Net realized and unrealized gain (loss)	(0.02)		(0.09)	(0.21)	0.98	(0.77)	(0.31)

Total from investment operations	0.13		0.13	(0.14)	1.27	(0.53)	0.01

Distributions to shareholders from net investment income	(0.16)		—	—	(0.32)	—	(0.05)

Distributions to shareholders from return of capital	—		(0.27)	(0.14)	(0.02)	(0.26)	(0.23)

Total distributions	(0.16)		(0.27)	(0.14)	(0.34)	(0.26)	(0.28)

Net asset value, end of period	$8.95		$8.98	$9.12	$9.40	$8.47	$9.26

Total return(b)	1.55%		1.28%	(1.35)%	14.98%	(5.89)%	0.10%

Net assets, end of period (in 000s)	$2,931		$2,886	$2,520	$2,539	$3,056	$4,986

Ratio of net expenses to average net assets	1.30	%(c)	1.28%	1.26%	1.27%	1.27%	1.24%

Ratio of total expenses to average net assets	1.40	%(c)	1.37%	1.32%	1.30%	1.29%	1.26%

Ratio of net investment income to average net assets	3.43	%(c)	2.51%	0.70%	3.04%	2.59%	3.46%

Portfolio turnover rate(d)	737%		1,026%	416%	722%	491%	169%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

178	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Strategic Income Fund

	Class P Shares
	Six Months Ended September 30, 2023 (Unaudited)
			Year Ended March 31,				Period Ended March 31, 2019(a)
			2023	2022	2021	2020

Per Share Data

Net asset value, beginning of period	$8.99		$9.13	$9.40	$8.47	$9.27	$9.62

Net investment income(b)	0.18		0.27	0.12	0.34	0.29	0.33

Net realized and unrealized gain (loss)	(0.03)		(0.09)	(0.20)	0.99	(0.77)	(0.35)

Total from investment operations	0.15		0.18	(0.08)	1.33	(0.48)	(0.02)

Distributions to shareholders from net investment income	(0.18)		—	—	(0.38)	(0.01)	(0.06)

Distributions to shareholders from return of capital	—		(0.32)	(0.19)	(0.02)	(0.31)	(0.27)

Total distributions	(0.18)		(0.32)	(0.19)	(0.40)	(0.32)	(0.33)

Net asset value, end of period	$8.96		$8.99	$9.13	$9.40	$8.47	$9.27

Total return(c)	1.85%		1.87%	(0.71)%	15.53%	(5.31)%	(0.12)%

Net assets, end of period (in 000s)	$148,290		$158,372	$221,056	$268,868	$235,966	$336,979

Ratio of net expenses to average net assets	0.71	%(d)	0.69%	0.67%	0.68%	0.67%	0.64	%(d)

Ratio of total expenses to average net assets	0.81	%(d)	0.78%	0.73%	0.70%	0.69%	0.68	%(d)

Ratio of net investment income to average net assets	4.03	%(d)	2.99%	1.27%	3.62%	3.18%	3.84	%(d)

Portfolio turnover rate(e)	737%		1,026%	416%	722%	491%	169%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	179

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements September 30, 2023 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified

Bond and Core Fixed Income	A, C, Institutional, Service, Investor, R6, R and P	Diversified

Global Core Fixed Income	A, C, Institutional, Service, Investor, R6 and P	Diversified

Income	A, C, Institutional, Investor, R6 and P	Diversified

Long Short Credit Strategies and Strategic Income	A, C, Institutional, Investor, R6, R and P	Diversified

Class A Shares are sold with a front-end sales charge of up to 3.75%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Investor, Class R6, Class R and Class P Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to each of the Bond, Core Fixed Income, Income, Long Short Credit Strategies and Strategic Income Funds pursuant to management agreements with the Trust. Goldman Sachs Asset Management International (“GSAMI”), an affiliate of GSAM and Goldman Sachs, serves as investment adviser pursuant to a management agreement with the Trust on behalf of the Global Core Fixed Income Fund (the management agreements with GSAM and GSAMI are collectively referred to herein as the “Agreements”).

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

For derivative contracts, unrealized gains and losses are recorded daily and become realized gains and losses upon disposition or termination of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statements of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting swap contracts whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. For treasury inflation protected securities

180

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

(“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid

Bond	Daily/Monthly	Annually

Core Fixed Income	Daily/Monthly	Annually

Global Core Fixed Income	Daily/Monthly	Annually

Income	Daily/Monthly	Annually

Long Short Credit Strategies	Daily/Monthly	Annually

Strategic Income	Monthly/Monthly	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to

181

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued) September 30, 2023 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s and GSAMI’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. With respect to the Funds’ investments that do not have readily available market quotations, the Trustees have designated the Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”). GSAM and GSAMI have day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM and GSAMI regularly perform price verification procedures and issue challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM and GSAMI to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

        Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under the Valuation Procedures and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include exchange-traded funds (“ETFs”) and other investment companies. Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. Underlying Funds are generally classified as Level 1 of the fair value hierarchy. To the extent that underlying ETFs are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are

182

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G7 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Bank Loans — Bank loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). The Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, assignments result in the Fund having a direct contractual relationship with the borrower, and the Fund may be permitted to enforce compliance by the borrower with the terms of the loan agreement.

The Income, Long Short Credit Strategies and Strategic Income Funds may also enter into certain credit arrangements, all or a portion of which may be unfunded. Unfunded loan commitments represent the remaining obligation of a Fund to the borrower. A Fund is obligated to fund these commitments at the borrower’s discretion. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit of a loan. All loans and unfunded loan commitments involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower. Loans, including unfunded loan commitments, are marked to market daily using pricing vendor quotations and the change in value, if any, is recorded as an unrealized gain or loss.

ii.  Commercial Paper — Commercial paper normally represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. Commercial paper consists of direct U.S. dollar-denominated obligations of domestic or foreign issuers. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets.

iii.  Inverse Floaters — The interest rate on inverse floating rate securities (“inverse floaters”) resets in the opposite direction from the market rate of interest to which the inverse floaters are indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

iv.  Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

183

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued) September 30, 2023 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

v.  Mortgage Dollar Rolls — Mortgage dollar rolls are transactions whereby a Fund sells mortgage-backed-securities and simultaneously contracts with the same counterparty to repurchase similar securities on a specified future date. During the settlement period, a Fund will not be entitled to accrue interest and receive principal payments on the securities sold. The Funds account for mortgage dollar roll transactions as purchases and sales and realize gains and losses on these transactions.

vi.  Structured Notes — The values of structured notes are based on the price movements of a reference security or index. Upon termination, a Fund will receive a payment from the issuer based on the value of the referenced instrument (notional amount multiplied by price of the referenced instrument) and record a realized gain or loss. Structured notes that are exchange traded are generally classified as Level 1 of the fair value hierarchy.

vii.  When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement, which may result in a realized gain or loss. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on other investments. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as either due to broker/receivable for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

184

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked to market daily by using the outright forward rates or interpolating based upon maturity dates, where available. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

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GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued) September 30, 2023 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM and GSAMI believes that such quotations do not accurately reflect fair value, the fair value of a Funds’ investments may be determined under the Valuation Procedures. GSAM and GSAMI, consistent with their procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of September 30, 2023:

BOND

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Mortgage-Backed Obligations	$—	$208,622,507	$—

Corporate Obligations	—	108,698,786	—

Asset-Backed Securities	—	32,227,992	—

U.S. Treasury Obligations	7,138,850	—	—

Agency Debentures	—	5,004,463	—

Municipal Debt Obligations	—	3,692,655	—

Sovereign Debt Obligations	—	2,777,607	—

Investment Company	7,723,601	—	—

Short-term Investments	—	1,000,274	—

Total	$14,862,451	$362,024,284	$—

Liabilities

Fixed Income

Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(75,975,102)	$—

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GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

BOND (continued)

Derivative Type	Level 1	Level 2	Level 3

Assets

Forward Foreign Currency Exchange Contracts(a)	$—	$1,356,132	$—

Futures Contracts(a)	449,220	—	—

Interest Rate Swap Contracts(a)	—	4,558,944	—

Credit Default Swap Contracts(a)	—	21,222	—

Purchased Option Contracts	—	546,960	—

Total	$449,220	$6,483,258	$—

Liabilities

Forward Foreign Currency Exchange Contracts(a)	$—	$(1,379,872)	$—

Futures Contracts(a)	(1,468,124)	—	—

Interest Rate Swap Contracts(a)	—	(3,642,630)	—

Credit Default Swap Contracts(a)	—	(14,294)	—

Written Option Contracts	—	(1,010,961)	—

Total	$(1,468,124)	$(6,047,757)	$—

CORE FIXED INCOME

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Mortgage-Backed Obligations	$—	$894,960,151	$—

Corporate Obligations	—	563,124,531	—

U.S. Treasury Obligations	234,160,995	—	—

Asset-Backed Securities	—	145,150,976	—

Agency Debentures	—	32,480,297	—

Sovereign Debt Obligations	—	18,811,435	—

Municipal Debt Obligations	—	15,505,110	—

Exchange Traded Funds	28,250,200	—	—

Investment Company	33,316,975	—	—

Short-term Investments	—	15,669,168	—

Total	$295,728,170	$1,685,701,668	$—

Liabilities

Fixed Income

Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(252,923,809)	$—

187

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued) September 30, 2023 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

CORE FIXED INCOME (continued)

Derivative Type	Level 1	Level 2	Level 3

Assets

Forward Foreign Currency Exchange Contracts(a)	$—	$111,053	$—

Futures Contracts(a)	1,722,867	—	—

Interest Rate Swap Contracts(a)	—	7,868,828	—

Credit Default Swap Contracts(a)	—	798,385	—

Purchased Option Contracts	—	219,257	—

Total	$1,722,867	$8,997,523	$—

Liabilities

Forward Foreign Currency Exchange Contracts(a)	$—	$(448,736)	$—

Futures Contracts(a)	(5,414,188)	—	—

Interest Rate Swap Contracts(a)	—	(6,380,648)	—

Credit Default Swap Contracts(a)	—	(23,788)	—

Written Option Contracts	—	(1,331,775)	—

Total	$(5,414,188)	$(8,184,947)	$—

GLOBAL CORE FIXED INCOME

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Mortgage-Backed Obligations	$—	$195,119,434	$—

Corporate Obligations	—	194,674,102	—

Sovereign Debt Obligations	139,503,131	28,192,799	—

Asset-Backed Securities	—	38,048,017	—

Agency Debentures	—	1,297,796	—

Structured Note	—	1,036,244	—

Exchange Traded Funds	285,305	—	—

Investment Company	20,072,459	—	—

Total	$159,860,895	$458,368,392	$—

Liabilities

Fixed Income

Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(33,296,498)	$—

Derivative Type

Assets

Forward Foreign Currency Exchange Contracts(a)	$—	$5,876,217	$—

Futures Contracts(a)	1,086,700	—	—

Interest Rate Swap Contracts(a)	—	6,619,230	—

Credit Default Swap Contracts(a)	—	17,117	—

Purchased Option Contracts	—	155,467	—

Total	$1,086,700	$12,668,031	$—

188

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

GLOBAL CORE FIXED INCOME (continued)

Derivative Type	Level 1	Level 2	Level 3

Liabilities

Forward Foreign Currency Exchange Contracts(a)	$—	$(1,113,342)	$—

Futures Contracts(a)	(2,495,235)	—	—

Interest Rate Swap Contracts(a)	—	(5,932,752)	—

Credit Default Swap Contracts(a)	—	(26,820)	—

Written Option Contracts	—	(965,571)	—

Total	$(2,495,235)	$(8,038,485)	$—

INCOME

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Corporate Obligations	$—	$44,026,782	$—

Mortgage-Backed Obligations	—	10,548,438	—

Bank Loans	—	3,927,453	216,006

Sovereign Debt Obligations	—	3,910,631	—

Asset-Backed Securities	—	2,151,468	—

U.S. Treasury Obligations	988,508	—	—

Common Stock and/or Other Equity Investments(b)

Europe	—	88,957	—

North America	147,718	—	—

Rights	—	4,419	—

Investment Company	695,918	—	—

Total	$1,832,144	$64,658,148	$216,006

Liabilities

Fixed Income

Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(4,543,556)	$—

Derivative Type

Assets

Forward Foreign Currency Exchange Contracts(a)	$—	$40,309	$—

Futures Contracts(a)	158,557	—	—

Interest Rate Swap Contracts(a)	—	23,069	—

Credit Default Swap Contracts(a)	—	100,871	—

Total	$158,557	$164,249	$—

Liabilities

Forward Foreign Currency Exchange Contracts(a)	$—	$(31,674)	$—

Futures Contracts(a)	(30,483)	—	—

Total	$(30,483)	$(31,674)	$—

189

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued) September 30, 2023 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

LONG SHORT CREDIT STRATEGIES

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Unsecured Debt Obligations	$—	$24,627,070	$—

Bank Loans	—	11,396,016	214,504

Other Secured Debt Obligations	—	8,224,842	—

Common Stock and/or Other Equity Investments(b)

Europe	176,718	—	—

North America	92,480	—	—

Investment Company	2,618,103	—	—

Total	$2,887,301	$44,247,928	$214,504

Derivative Type

Assets(a)

Forward Foreign Currency Exchange Contracts	$—	$2,365	$—

Interest Rate Swap Contracts	—	22,773	—

Total	$—	$25,138	$—

Liabilities(a)

Credit Default Swap Contracts	$—	$(8,219)	$—

STRATEGIC INCOME

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Mortgage-Backed Obligations	$—	$487,827,340	$—

U.S. Treasury Obligations	203,425,903	—	—

Asset-Backed Securities	—	60,897,538	—

Corporate Obligations	—	60,575,331	—

Bank Loans	—	10,932,461	—

Municipal Debt Obligations	—	8,053,767	—

Sovereign Debt Obligations	—	5,996,518	—

Common Stock and/or Other Equity Investments(b)

North America	285,692	—	—

Investment Company	91,087,044	—	—

Short-term Investments	—	7,641,222	—

Total	$294,798,639	$641,924,177	$—

Liabilities

Fixed Income

Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(211,442,084)	$—

190

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

STRATEGIC INCOME (continued)

Derivative Type	Level 1	Level 2	Level 3

Assets

Forward Foreign Currency Exchange Contracts(a)	$—	$4,551,028	$—

Futures Contracts(a)	3,679,068	—	—

Interest Rate Swap Contracts(a)	—	25,312,984	—

Credit Default Swap Contracts(a)	—	30,037	—

Purchased Option Contracts	—	2,463,309	—

Total	$3,679,068	$32,357,358	$—

Liabilities

Forward Foreign Currency Exchange Contracts(a)	$—	$(4,996,750)	$—

Futures Contracts(a)	(76,921)	—	—

Interest Rate Swap Contracts(a)	—	(19,995,114)	—

Credit Default Swap Contracts(a)	—	(96,737)	—

Written Option Contracts	—	(5,024,069)	—

Total	$(76,921)	$(30,112,670)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.
(b)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Fund utilizes fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of September 30, 2023. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Bond

Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities

Credit	Variation margin on swap contracts	$293,423	(a)	Variation margin on swap contracts	$(59,172	)(a)

Currency	Receivable for unrealized gain on forward foreign currency exchange contracts; Purchased options, at value	1,794,424		Payable for unrealized loss on forward foreign currency exchange contracts; Written options, at value	(1,737,086)

Interest rate	Variation margin on futures contracts; Variation margin on swap contracts; Purchased options, at value	5,116,832	(a)	Variation margin on futures contracts; Variation margin on swap contracts; Written options, at value	(5,764,501	)(a)

Total		$7,204,679			$(7,560,759)

191

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued) September 30, 2023 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

Core Fixed Income

Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities

Credit	Variation margin on swap contracts	$798,385	(a)	Variation margin on swap contracts	$(23,788	)(a)

Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	111,053		Payable for unrealized loss on forward foreign currency exchange contracts	(448,736)

Interest rate	Variation margin on futures contracts; Variation margin on swap contracts; Purchased options, at value	9,810,952	(a)	Variation margin on futures contracts; Variation margin on swap contracts; Written options, at value	(13,126,611	)(a)

Total		$10,720,390			$(13,599,135)

Global Core Fixed Income

Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities

Credit	Variation margin on swap contracts	$17,117	(a)	Variation margin on swap contracts	$(26,820	)(a)

Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	5,876,217		Payable for unrealized loss on forward foreign currency exchange contracts	(1,113,342)

Interest rate	Receivable for unrealized gain on swap contracts, Variation margin on futures contracts; Variation margin on swap contracts; Purchased options, at value	7,861,397	(a)	Payable for unrealized loss on swap contracts, Variation margin on futures contracts; Variation margin on swap contracts; Written options, at value	(9,393,558	)(a)(b)

Total		$13,754,731			$(10,533,720)

Income

Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities

Credit	Variation margin on swap contracts	$100,871	(a)	—	$—

Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	40,309		Payable for unrealized loss on forward foreign currency exchange contracts	(31,674)

Interest rate	Variation margin on futures contracts	181,453	(a)	Variation margin on futures contracts; Variation margin on swap contracts	(30,310	)(a)

Total		$322,633			$(61,984)

192

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

Long Short Credit Strategies

Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities

Credit	—	$—		Variation margin on swap contracts	$(8,219	)(a)

Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	2,365		—	—

Interest rate	Variation margin on swap contracts	22,773	(a)	—	—

Total		$25,138			$(8,219)

Strategic Income

Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities

Credit	Variation margin on swap contracts	$30,037	(a)	Variation margin on swap contracts	$(96,737	)(a)

Currency	Receivable for unrealized gain on forward foreign currency exchange contracts; Purchased options, at value	6,476,409		Payable for unrealized loss on forward foreign currency exchange contracts; Written options, at value	(6,618,696)

Interest rate	Variation margin on futures contracts; Variation margin on swap contracts; Purchased options, at value	29,529,980	(a)	Variation margin on futures contracts; Variation margin on swap contracts; Written options, at value	(23,474,158	)(a)

Total		$36,036,426			$(30,189,591)

(a)

Includes unrealized gain (loss) on futures contracts and centrally cleared swaps described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

(b)

Aggregate of amounts include $42,991 for the Global Core Fixed Income Fund, which represents the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Fund’s performance, its failure to pay on its obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Fund is entitled to a full return.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the six months ended September 30, 2023. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments.

193

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued) September 30, 2023 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Bond

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$396,449	$(159,255)

Currency	Net realized gain (loss) from forward foreign currency exchange contracts, purchased options contracts and written options contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts, purchased options contracts and written options contracts	(480,257)	465,149

Interest rate	Net realized gain (loss) from futures contracts, swap contracts, purchased options contracts and written options contracts /Net change in unrealized gain (loss) on futures contracts, swap contracts, purchased options contracts and written options contracts	(4,027,078)	(1,681,938)

Total		$(4,110,886)	$(1,376,044)

Core Fixed Income

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$813,685	$788,638

Currency	Net realized gain (loss) from forward foreign currency exchange contracts /Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(231,583)	(105,094)

Interest rate	Net realized gain (loss) from futures contracts, swap contracts, purchased options contracts and written options contracts /Net change in unrealized gain (loss) on futures contracts, swap contracts, purchased options contracts and written options contracts	(9,691,180)	(6,973,734)

Total		$(9,109,078)	$(6,290,190)

Global Core Fixed Income

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$625,733	$(171,183)

Currency	Net realized gain (loss) from forward foreign currency exchange contracts /Net change in unrealized gain (loss) on forward foreign currency exchange contracts	14,252,915	6,007,908

Interest rate	Net realized gain (loss) from futures contracts, swap contracts, purchased options contracts and written options contracts /Net change in unrealized gain (loss) on futures contracts, swap contracts, purchased options contracts and written options contracts	1,532,863	(4,922,851)

Total		$16,411,511	$913,874

194

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

Income

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$86,193	$(48,202)

Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	17,235	82,318

Interest rate	Net realized gain (loss) from futures contracts, written options contracts and swap contracts /Net change in unrealized gain (loss) on futures contracts and swap contracts	12,600	210,684

Total		$116,028	$244,800

Long Short Credit Strategies

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$(911,077)	$639,241

Currency	Net realized gain (loss) from forward foreign currency exchange contracts /Net change in unrealized gain (loss) on forward foreign currency exchange contracts	3,758	4,759

Interest rate	Net realized gain (loss) from futures contracts and swap contracts /Net change in unrealized gain (loss) on swap contracts	127,895	56,522

Total		$(779,424)	$700,522

Strategic Income

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$749,444	$(326,951)

Currency	Net realized gain (loss) from forward foreign currency exchange contracts; purchased options contracts and written options contracts /Net change in unrealized gain (loss) on forward foreign currency exchange contracts; purchased options contracts and written options contracts	(2,086,783)	1,412,772

Interest rate	Net realized gain (loss) from futures contracts, swap contracts, purchased options contracts and written options contracts /Net change in unrealized gain (loss) on futures contracts, swap contracts, purchased options contracts and written options contracts	22,296,803	3,146,206

Total		$20,959,464	$4,232,027

195

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued) September 30, 2023 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

For the six months ended September 30, 2023, the relevant values for each derivative type were as follows:

	Average Number of Contracts, Notional Amounts, or Shares/Units(a)

Fund	Futures Contracts	Forward Contracts	Swap Agreements	Purchased Options	Purchased Swaptions	Written Options	Written Swaptions

Bond	934	$262,100,577	$693,911,877	63,633,955	$38,008,216	54,648,323	$122,440,250

Core Fixed Income	3,478	29,753,157	1,173,596,229	—	72,501,011	—	232,334,454

Global Core Fixed Income	1,593	397,379,559	1,124,917,071	52,629,374	—	171,150,311	—

Income	108	5,840,161	20,245,737	—	—	—	—

Long Short Credit Strategies	—	235,498	13,400,000	—	—	—	—

Strategic Income	3,641	922,988,281	3,390,620,115	265,975,036	178,735,662	228,545,739	607,832,019

(a)

Amounts disclosed represent average number of contracts for futures contracts, notional amounts for forward contracts, swap agreements, purchased and written swaptions, or shares/units outstanding for purchased options and written options, based on absolute values, which is indicative of volume for this derivative type, for the months that each Fund held such derivatives during the six months ended September 30, 2023.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that GSAM and GSAMI believe to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

196

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

The following tables set forth the Funds’ net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of September 30, 2023:

Bond Fund

	Derivative Assets(1)			Derivative Liabilities(1)

Counterparty	Options Purchased	Forward Currency Contracts	Total	Forward Currency Contracts	Options Written	Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)

Barclays Bank PLC	$ 47,028	$—	$47,028	$—	$(1)	$(1)	$ 47,027	$—	$47,027

BNP Paribas SA	—	—	—	—	(6,164)	(6,164)	(6,164)	—	(6,164)

BofA Securities LLC	34,051	—	34,051	—	(14,609)	(14,609)	19,442	—	19,442

Capital Securities Corp	52,132	—	52,132	—	(38,303)	(38,303)	13,829	—	13,829

Citibank NA	22,596	—	22,596	—	(444,313)	(444,313)	(421,717)	—	(421,717)

Deutsche Bank AG	58,970	—	58,970	—	(68,048)	(68,048)	(9,078)	—	(9,078)

HSBC Bank PLC	36,699	—	36,699	—	(73,248)	(73,248)	(36,549)	—	(36,549)

JPMorgan Securities, Inc.	80,474	1,356,132	1,436,606	(1,379,872)	(213,666)	(1,593,538)	(156,932)	—	(156,932)

Morgan Stanley & Co.	38,067	—	38,067	—	—	—	38,067	—	38,067

MS & Co. Int. PLC	176,943	—	176,943	—	(137,200)	(137,200)	39,743	—	39,743

UBS AG (London)	—	—	—	—	(15,409)	(15,409)	(15,409)	—	(15,409)

Total	$546,960	$1,356,132	$1,903,092	$(1,379,872)	$(1,010,961)	$(2,390,833)	$(487,741)	$—	$(487,741)

(1)	Gross amounts available for offset but not netted in the Statement of Assets and Liabilities.
(2)

Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

Global Core Fixed Income Fund

	Derivative Assets(1)				Derivative Liabilities(1)

Counterparty	Options Purchased	Swaps	Forward Currency Contracts	Total	Swaps	Forward Currency Contracts	Options Written	Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)

BofA Securities LLC	$—	$—	$—	$—	$(19,000)	$—	$—	$(19,000)	$(19,000)	$19,000	$—

Citibank NA	241	23,699	—	23,940	(11,091)	—	(644,161)	(655,252)	(631,312)	631,312	—

JPMorgan Securities, Inc.	99,493	—	5,876,217	5,975,710	—	(1,113,342)	(278,841)	(1,392,183)	4,583,527	—	4,583,527

MS & Co. Int. PLC	55,733	—	—	55,733	(12,900)	—	(42,569)	(55,469)	264	—	264

Total	$155,467	$23,699	$5,876,217	$6,055,383	$(42,991)	$(1,113,342)	$(965,571)	$(2,121,904)	$3,933,479	$650,312	$4,583,791

(1)	Gross amounts available for offset but not netted in the Statement of Assets and Liabilities.
(2)

Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

Strategic Income Fund

	Derivative Assets(1)			Derivative Liabilities(1)

Counterparty	Options Purchased	Forward Currency Contracts	Total	Forward Currency Contracts	Options Written	Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)

Barclays Bank PLC	$205,730	$—	$205,730	$—	$(120)	$(120)	$205,610	$—	$205,610

BNP Paribas SA	—	—	—	—	(27,105)	(27,105)	(27,105)	—	(27,105)

BofA Securities LLC	146,364	—	146,364	—	(62,723)	(62,723)	83,641	—	83,641

197

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued) September 30, 2023 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

Strategic Income Fund

	Derivative Assets(1)			Derivative Liabilities(1)

Counterparty	Options Purchased	Forward Currency Contracts	Total	Forward Currency Contracts	Options Written	Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)

Capital Securities Corp.	$240,947	$—	$240,947	$—	$(178,649)	$(178,649)	$62,298	$—	$62,298

Citibank NA	101,443	—	101,443	—	(2,308,819)	(2,308,819)	(2,207,376)	2,207,376	—

Deutsche Bank AG (London)	264,330	—	264,330	—	(301,152)	(301,152)	(36,822)	36,822	—

HSBC Bank PLC	167,282	—	167,282	—	(344,554)	(344,554)	(177,272)	—	(177,272)

JPMorgan Securities, Inc.	388,206	4,551,028	4,939,234	(4,996,750)	(1,098,983)	(6,095,733)	(1,156,499)	1,156,499	—

MS & Co. Int. PLC	949,007	—	949,007	—	(630,280)	(630,280)	318,727	—	318,727

UBS AG (London)	—	—	—	—	(71,684)	(71,684)	(71,684)	—	(71,684)

Total	$2,463,309	$4,551,028	$7,014,337	$(4,996,750)	$(5,024,069)	$(10,020,819)	$(3,006,482)	$3,400,697	$394,215

(1)	Gross amounts available for offset but not netted in the Statement of Assets and Liabilities.
(2)

Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreements, GSAM and GSAMI manage the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM and GSAMI are entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the six months ended September 30, 2023, contractual and effective net management fees with GSAM and GSAMI were at the following rates:

	Contractual Management Rate

Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate^

Bond	0.41%	0.37%	0.35%	0.34%	0.34%	0.41%	0.41%

Core Fixed Income	0.40	0.36	0.34	0.33	0.32	0.38	0.33*

Global Core Fixed Income	0.65	0.59	0.56	0.55	0.54	0.65	0.56(a)

Income	0.55	0.50	0.47	0.46	0.45	0.55	0.55

Long Short Credit Strategies	1.00	0.90	0.86	0.84	0.82	1.00	0.99

Strategic Income	0.60	0.54	0.51	0.50	0.49	0.60	0.59

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.
*

The Investment Adviser agreed to waive a portion of the Management Fee so that the net management fee will not exceed 0.33% as an annual percentage rate of the Fund’s average net assets. This management fee waiver arrangement will remain in effect through at least July 28, 2024, and prior to such date, GSAM may not terminate the arrangement without the approval of the Board of Trustees.

(a)

GSAM agreed to waive a portion of the Management Fee in order to achieve an effective net management fee rate of 0.56% as an annual percentage rate of the average daily net assets of the Fund. This management fee waiver arrangement will remain in effect through at least July 28, 2024, and prior to such date, GSAMI may not terminate the arrangement without the approval of the Board of Trustees.

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund (the “Government Money Market Fund”), which is affiliated Underlying Fund. GSAM and GSAMI have agreed to waive a portion of their management fee payable by the Funds in an amount equal to the management fee they earn as investment advisers to the affiliated Underlying Fund in which the Funds invest, except those management fees it earns from the Funds’ investment of cash collateral received in connection with securities lending transactions in the Government Money Market Fund. For the six months ended September 30, 2023, GSAM waived $698, $22,623, $1,565, $1,127 and $29,212 of the management fee for the Bond, Core Fixed Income, Income, Long Short Credit Strategies and Strategic Income Funds, respectively. For the six months ended September 30, 2023, GSAMI waived $6,041 of the management fee for the Global Core Fixed Income Fund.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds, as set forth below.

	Distribution and/or Service Plan Rates

	Class A*	Class C	Service	Class R*

Distribution and/or Service Plan	0.25%	0.75%	0.25%	0.50%

*

With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and/or Service Plans to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the six months ended September 30, 2023, Goldman Sachs retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C

Bond	$2,453	$—

Core Fixed Income	4,889	152

Global Core Fixed Income	19	—

Strategic Income	222	—

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Notes to Financial Statements (continued) September 30, 2023 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

D.  Service and Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Service Plans to allow Class C Shares and Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance or shareholder administration services to their customers who are beneficial owners of such shares. The Service and Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C and Service Shares of the Funds, respectively.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.12% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class R6 and Class P Shares; and 0.04% of the average daily net assets of Institutional and Service Shares.

Goldman Sachs has agreed to waive a portion of its transfer agency fee equal to 0.02% as an annual percentage rate of the average net assets attributable to Class A, Class C and Investor Shares of the Global Core Fixed Income Fund. This arrangement will remain in effect through at least July 28, 2024, and prior to such date Goldman Sachs may not terminate the arrangement without the approval of the Board of Trustees.

F.  Other Expense Agreements and Affiliated Transactions — GSAM and GSAMI have agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM and GSAMI for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Bond, Core Fixed Income, Global Core Fixed Income, Income, Long Short Credit Strategies and Strategic Income Funds are 0.004%, 0.014%, 0.004%, 0.054%, 0.094% and 0.054%, respectively. These Other Expense limitations will remain in place through at least July 28, 2024 for the Funds, and prior to such date GSAM and GSAMI may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

Goldman Sachs may voluntarily waive a portion of any payments under a Fund’s Distribution and Service Plan, Service Plan and Transfer Agency Agreement, and these waivers are in addition to what is stipulated in any contractual fee waiver arrangements (as applicable). These temporary waivers may be modified or terminated at any time at the option of Goldman Sachs without shareholder approval.

For the six months ended September 30, 2023, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Transfer Agency Waivers/Credits	Other Expense Reimbursements	Total Expense Reductions

Bond	$ 698	$ 497	$407,439	$408,634

Core Fixed Income	488,359	1,217	280,348	769,924

Global Core Fixed Income	270,011	8,146	315,308	593,465

Income	1,565	3	180,173	181,741

Long Short Credit Strategies	1,127	11	184,427	185,565

Strategic Income	29,212	523	287,392	317,127

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GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

G.  Line of Credit Facility — As of September 30, 2023, the Funds participated in a $1,110,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended September 30, 2023, the Funds did not have any borrowings under the facility. Prior to April 19, 2023, the facility was $1,250,000,000.

H.  Other Transactions with Affiliates — For the six months ended September 30, 2023, Goldman Sachs earned $27,436, $87,296 and $122,025 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Bond, Core Fixed Income and Strategic Income Funds, respectively.

As of September 30, 2023, the following Fund of Funds Portfolios were the beneficial owners of 5% or more of total outstanding shares of the following Funds:

Fund	Goldman Sachs Balanced Strategy Portfolio	Goldman Sachs Growth and Income Portfolio	Goldman Sachs VIT Multi Strategic Alternative Portfolio

Global Core Fixed Income	26%	20%	—%

Long Short Credit Strategies	—	—	13

As of September 30, 2023, The Goldman Sachs Group, Inc. was the beneficial owner of 5% or more of total outstanding shares of the following Funds:

Fund	Class A	Class C	Institutional	Service	Class R6	Class R

Bond	—%	—%	—%	14%	—%	—%

Income	6	21	76	—	100	—

Long Short Credit Strategies	—	27	—	—	—	96

The following table provides information about the Fund’s investments in the Government Money Market Fund as of and for the six months ended September 30, 2023.

Fund	Underlying Fund	Market Value as of March 31, 2023	Purchases at Cost	Proceeds from Sales	Market Value as of September 30, 2023	Shares as of September 30, 2023	Dividend Income

Bond	Goldman Sachs Financial Square Government Fund — Institutional Shares	$6,334,996	$33,647,182	$(32,258,577)	$7,723,601	7,723,601	$25,016

Core Fixed Income	Goldman Sachs Financial Square Government Fund — Institutional Shares	23,295,809	417,299,808	(407,278,642)	33,316,975	33,316,975	751,333

Global Core Fixed Income	Goldman Sachs Financial Square Government Fund — Institutional Shares	6,461,210	120,358,948	(106,747,699)	20,072,459	20,072,459	192,100

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Notes to Financial Statements (continued) September 30, 2023 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Fund	Underlying Fund	Market Value as of March 31, 2023	Purchases at Cost	Proceeds from Sales	Market Value as of September 30, 2023	Shares as of September 30, 2023	Dividend Income

Income	Goldman Sachs Financial Square Government Fund — Institutional Shares	$2,952,139	$11,245,474	$(13,501,695)	$695,918	695,918	$48,485

Long Short Credit Strategies	Goldman Sachs Financial Square Government Fund — Institutional Shares	—	8,918,262	(6,300,159)	2,618,103	2,618,103	36,788

Strategic Income	Goldman Sachs Financial Square Government Fund — Institutional Shares	86,058,702	305,684,215	(300,655,873)	91,087,044	91,087,044	937,668

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended September 30, 2023, were as follows:

Fund	Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities of (Excluding U.S. Government and Agency Obligations)

Bond	$ 60,167,289	$ 30,767,471	$ 86,507,784	$ 53,977,256

Core Fixed Income	7,816,086,727	201,385,477	7,632,363,134	142,809,508

Global Core Fixed Income	1,390,264,355	69,095,220	1,366,184,500	72,987,441

Income	140,024,470	4,373,359	136,015,261	7,832,620

Long Short Credit Strategies	—	3,548,858	—	6,280,101

Strategic Income	4,378,195,489	59,145,403	4,230,049,303	136,436,932

7. TAX INFORMATION

As of the Funds’ most recent fiscal year end, March 31, 2023, the Funds’ capital loss carryforwards and certain timing differences on a tax basis were as follows:

	Bond	Core Fixed Income	Global Core Fixed Income	Income	Long Short Credit Strategies	Strategic Income

Capital loss carryforwards:

Perpetual Short-Term	$(14,148,104)	$(57,147,308)	$(21,599,547)	$(929,300)	$(30,542,972)	$(1,163,121,124)

Perpetual Long-Term	(14,224,212)	(30,749,364)	(11,848,734)	(1,945,510)	(14,446,972)	(717,908,859)

Total capital loss carryforwards	(28,372,316)	(87,896,672)	(33,448,281)	(2,874,810)	(44,989,944)	(1,881,029,983)

Timing differences (Post October Capital Loss Deferral/Qualified Late Year Ordinary Loss Deferral/Defaulted Bonds/Dividends Payable and Straddle Loss Deferrals)	$(5,822,835)	$(45,953,084)	$(8,733,096)	$(3,356,688)	$(1,182,042)	$(35,501,495)

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GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

7. TAX INFORMATION (continued)

As of September 30, 2023, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Bond	Core Fixed Income	Global Core Fixed Income	Income	Long Short Credit Strategies	Strategic Income

Tax Cost	$406,945,495	$2,177,899,918	$672,703,480	$75,847,546	$54,134,227	$1,003,691,419

Gross unrealized gain	2,857,557	6,510,520	1,208,315	559,440	957,797	7,139,841

Gross unrealized loss	(32,916,317)	(202,676,652)	(55,682,509)	(9,700,687)	(7,742,291)	(74,108,444)

Net unrealized loss	$(30,058,760)	$(196,166,132)	$(54,474,194)	$(9,141,247)	$(6,784,494)	$(66,968,603)

The difference between GAAP-basis and tax basis unrealized gains/(losses) is attributable primarily to wash sales, net mark to market gains/(losses) on regulated futures contracts, net mark to market gains/(losses) on foreign currency contracts, differences in the tax treatment of underlying fund investments, partnership investments, swap transactions, material modification of debt securities, and market discount accretion and premium amortization.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and have concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Collateralized Loan Obligations Risk — The Funds may invest in collateralized loan obligations (“CLOs”) and other similarly structured investments. A CLO is an asset-backed security whose underlying collateral is a pool of loans, which may include, among others, floating rate and fixed rate senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. In addition to the normal risks associated with loan-and credit-related securities discussed elsewhere in the Prospectus (e.g., loan-related investments risk, interest rate risk and default risk), investments in CLOs carry additional risks including, but not limited to, the risk that: (i) distributions from the collateral may not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds’ may invest in tranches of CLOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; and (v) the CLO’s manager may perform poorly.

Derivatives Risk — The Funds’ use of derivatives and other similar instruments (collectively referred to in this paragraph as “derivatives”) may result in loss, including due to adverse market movements. Derivatives, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other assets and instruments, may increase market exposure and be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying assets or instruments may produce disproportionate losses to the Funds. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not, or lacks the capacity or authority to, fulfill its contractual obligations, liquidity risk, which includes the risk that the Funds will not be able to exit the derivative when it is advantageous to do so, and risks arising from margin requirements, which include the risk that the Funds will be required to pay additional margin or set aside additional collateral to maintain open derivative positions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

203

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued) September 30, 2023 (Unaudited)

8. OTHER RISKS (continued)

Floating and Variable Rate Obligations Risk — Floating rate and variable rate obligations are debt instruments issued by companies or other entities with interest rates that reset periodically (typically daily, monthly, quarterly, or semiannually) in response to changes in the market rate of interest on which the interest rate is based. Such market rates are generally the Secured Overnight Financing Rate, (“SOFR”), a term SOFR rate published by CME Group Benchmark Administration Limited (CBA) calculated using certain derivatives markets (“Term SOFR”), the Prime Rate of a designated U.S. bank, the Federal Funds Rate, or another base lending rate used by commercial lenders. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit a Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent a Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, a Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which a Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent a Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact a Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

Foreign Custody Risk —The Funds invest in foreign securities, and as such the Funds may hold such securities and cash with foreign banks, agents, and securities depositories appointed by a Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by a Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from Fund performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than funds with a shorter average portfolio duration. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds. A sudden or unpredictable

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8. OTHER RISKS (continued)

increase in interest rates may cause volatility in the market and may decrease the liquidity of a Fund’s investments, which would make it harder for the Fund to sell its investments at an advantageous time.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an ETF, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, declining prices of the securities sold, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect a Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with the Funds’ investments in securities of issuers located in emerging markets countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Loan-Related Investments Risk — In addition to risks generally associated with debt investments (e.g., interest rate risk and default risk), loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be or become illiquid or less liquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and certain loan investments may be or become illiquid or less liquid and more difficult to value, particularly in the event of a downgrade of the loan or the borrower. There is less readily available, reliable information about most loan investments than is the case for many other types of securities. Substantial increases in interest rates may cause an increase in loan obligation defaults. With respect to loan participations, the Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting the Fund to the creditworthiness of that lender as well. Investors in loans, such as the Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies. The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, the Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make

205

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Notes to Financial Statements (continued) September 30, 2023 (Unaudited)

8. OTHER RISKS (continued)

additional investments or to meet the Fund’s redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations.

Senior Loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral, but are nevertheless usually rated below investment grade. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which a Fund has unsettled or open transactions defaults.

Mortgage-Backed and Other Asset-Backed Securities Risk — Mortgage-related and other asset-backed securities are subject to credit/ default, interest rate and certain additional risks, including “extension risk” (i.e., in periods of rising interest rates, issuers may pay principal later than expected) and “prepayment risk” (i.e., in periods of declining interest rates, issuers may pay principal more quickly than expected, causing the Funds to reinvest proceeds at lower prevailing interest rates). Due to these risks, asset-backed securities may become more volatile in certain interest rate environments. Mortgage-backed securities offered by non-governmental issuers are subject to other risks as well, including failures of private insurers to meet their obligations and unexpectedly high rates of default on the mortgages backing the securities, particularly during periods of rising interest rates. Other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as risks associated with the nature and servicing of the assets backing the securities. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.

Non-Investment Grade Fixed Income Securities Risk — Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity. The Fund may purchase the securities of issuers that are in default.

Portfolio Turnover Rate Risk — A high rate of portfolio turnover may involve correspondingly greater expenses which must be borne by the Funds’ and its shareholders, and is also likely to result in short-term capital gains taxable to shareholders.

Short Position Risk — A Fund may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that a Fund may purchase for investment. Taking short positions involves leverage of a Fund’s assets and presents various risks, including counterparty risk. If the value of the underlying instrument or market in which a Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested, and may be unlimited. To the extent that a Fund uses the proceeds it receives from a short position to take additional long positions, the risks associated with the short position, including leverage risks, may be heightened, because doing so increases the exposure of a Fund to the markets and therefore could magnify changes to a Fund’s NAV.

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GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM and GSAMI believe the risk of loss under these arrangements to be remote.

10. OTHER MATTERS

Pursuant to an effort to consolidate the membership of the Board of Trustees of the Trust (the “Board”) with the Board of Trustees of each of Goldman Sachs ETF Trust, Goldman Sachs ETF Trust II, Goldman Sachs Real Estate Diversified Income Fund and Goldman Sachs Trust II, in July 2023, the Board voted to nominate Cheryl K. Beebe, John G. Chou, Eileen H. Dowling, Lawrence Hughes, John F. Killian, Steven D. Krichmar, Michael Latham, Lawrence W. Stranghoener and Paul C. Wirth (the “Nominees”) for election as Trustees of the Trust at a virtual special joint meeting of shareholders to be held on November 16, 2023. Each of the Nominees (except Messrs. Chou and Wirth and Ms. Dowling) currently serve as a Trustee of each of the Goldman Sachs ETF Trust, Goldman Sachs ETF Trust II, Goldman Sachs Real Estate Diversified Income Fund and Goldman Sachs Trust II. Messrs. Chou and Wirth and Ms. Dowling currently serve as Trustees of the Trust. If elected, the Nominees will serve as Trustees alongside the current Trustees of the Trust. This semi-annual report is not a proxy statement. Information regarding the election of the Nominees is contained in the proxy materials filed with the SEC. The proxy statement has been mailed to shareholders of record, and shareholders can also access the proxy statement, and any other relevant documents, on the SEC’s website.

11. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM and GSAMI have concluded that there is no impact requiring adjustment or disclosure in the financial statements.

207

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued) September 30, 2023 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Bond Fund

	For the Six Months Ended September 30, 2023 (Unaudited)		For the Fiscal Year Ended March 31, 2023

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	661,581	$5,804,420	774,250	$6,994,928

Reinvestment of distributions	99,446	867,305	175,473	1,572,529

Shares redeemed	(867,680)	(7,595,435)	(1,173,031)	(10,591,736)

	(106,653)	(923,710)	(223,308)	(2,024,279)

Class C Shares

Shares sold	21,758	187,430	43,584	392,790

Reinvestment of distributions	5,129	44,746	10,455	93,709

Shares redeemed	(102,798)	(899,871)	(248,983)	(2,257,845)

	(75,911)	(667,695)	(194,944)	(1,771,346)

Institutional Shares

Shares sold	841,490	7,363,208	5,993,722	53,889,274

Reinvestment of distributions	218,386	1,905,128	418,788	3,752,557

Shares redeemed	(2,393,799)	(21,264,275)	(6,328,702)	(56,968,263)

	(1,333,923)	(11,995,939)	83,808	673,568

Service Shares

Shares sold	1,229	10,791	4,961	44,959

Reinvestment of distributions	217	1,889	334	2,989

Shares redeemed	(3,258)	(29,188)	(386)	(3,494)

	(1,812)	(16,508)	4,909	44,454

Investor Shares

Shares sold	540,238	4,702,317	2,691,000	23,972,151

Reinvestment of distributions	90,739	791,354	214,137	1,914,221

Shares redeemed	(2,828,424)	(24,438,757)	(4,192,998)	(37,415,522)

	(2,197,447)	(18,945,086)	(1,287,861)	(11,529,150)

Class R6 Shares

Shares sold	982,286	8,586,165	1,583,072	14,375,949

Reinvestment of distributions	151,960	1,324,917	255,265	2,286,317

Shares redeemed	(1,207,637)	(10,507,425)	(1,663,500)	(14,983,182)

	(73,391)	(596,343)	174,837	1,679,084

Class R Shares

Shares sold	16,285	142,631	33,824	299,630

Reinvestment of distributions	4,279	37,288	7,137	63,850

Shares redeemed	(12,962)	(114,237)	(63,113)	(589,057)

	7,602	65,682	(22,152)	(225,577)

Class P Shares

Shares sold	882,080	7,757,678	1,987,234	17,850,020

Reinvestment of distributions	198,341	1,729,137	323,450	2,895,628

Shares redeemed	(1,180,523)	(10,295,794)	(1,625,491)	(14,602,135)

	(100,102)	(808,979)	685,193	6,143,513

NET DECREASE	(3,881,637)	$(33,888,578)	(779,518)	$(7,009,733)

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GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Core Fixed Income Fund

	For the Six Months Ended September 30, 2023 (Unaudited)		For the Fiscal Year Ended March 31, 2023

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	1,525,265	$13,841,668	4,115,699	$38,266,755

Reinvestment of distributions	226,109	2,050,224	375,575	3,483,359

Shares redeemed	(1,020,998)	(9,263,514)	(6,556,026)	(61,051,626)

	730,376	6,628,378	(2,064,752)	(19,301,512)

Class C Shares

Shares sold	168,239	1,551,324	119,445	1,115,030

Reinvestment of distributions	10,312	93,955	15,145	141,129

Shares redeemed	(87,011)	(794,846)	(324,821)	(3,052,223)

	91,540	850,433	(190,231)	(1,796,064)

Institutional Shares

Shares sold	21,782,755	199,284,363	27,243,836	254,785,747

Reinvestment of distributions	903,682	8,219,725	1,097,139	10,220,465

Shares redeemed	(9,877,965)	(89,801,822)	(25,722,887)	(241,308,954)

	12,808,472	117,702,266	2,618,088	23,697,258

Service Shares

Shares sold	453	4,153	2,600	24,403

Reinvestment of distributions	328	2,986	514	4,787

Shares redeemed	(7,622)	(68,900)	(10,621)	(98,813)

	(6,841)	(61,761)	(7,507)	(69,623)

Investor Shares

Shares sold	15,001,276	136,762,885	9,382,165	88,109,662

Reinvestment of distributions	511,436	4,634,130	671,773	6,247,270

Shares redeemed	(4,796,029)	(43,515,789)	(15,718,728)	(147,167,686)

	10,716,683	97,881,226	(5,664,790)	(52,810,754)

Class R6 Shares

Shares sold	4,249,701	39,206,663	15,150,077	144,082,164

Reinvestment of distributions	548,617	5,016,394	881,791	8,194,290

Shares redeemed	(12,701,443)	(115,464,207)	(4,925,774)	(46,059,933)

	(7,903,125)	(71,241,150)	11,106,094	106,216,521

Class R Shares

Shares sold	30,429	277,787	88,105	834,757

Reinvestment of distributions	6,745	61,192	10,615	98,408

Shares redeemed	(23,170)	(210,933)	(105,214)	(992,528)

	14,004	128,046	(6,494)	(59,363)

Class P Shares

Shares sold	8,099,494	74,183,780	20,774,264	194,166,687

Reinvestment of distributions	1,400,438	12,768,661	2,115,711	19,731,707

Shares redeemed	(4,288,302)	(39,020,052)	(21,405,924)	(198,808,085)

	5,211,630	47,932,389	1,484,051	15,090,309

NET INCREASE	21,662,739	$199,819,827	7,274,459	$70,966,772

209

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued) September 30, 2023 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Global Core Fixed Income Fund

	For the Six Months Ended September 30, 2023 (Unaudited)		For the Fiscal Year Ended March 31, 2023

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	326,557	$3,619,250	527,550	$5,916,655

Reinvestment of distributions	25,955	288,208	62,456	696,556

Shares redeemed	(1,053,272)	(11,753,769)	(1,123,210)	(12,613,678)

	(700,760)	(7,846,311)	(533,204)	(6,000,467)

Class C Shares

Shares sold	5,036	55,494	3,704	41,234

Reinvestment of distributions	1,116	12,272	2,586	28,533

Shares redeemed	(42,211)	(462,554)	(97,809)	(1,087,105)

	(36,059)	(394,788)	(91,519)	(1,017,338)

Institutional Shares

Shares sold	2,664,298	29,490,694	9,751,969	109,316,503

Reinvestment of distributions	237,674	2,632,944	434,630	4,841,297

Shares redeemed	(2,551,952)	(28,243,057)	(12,676,400)	(143,276,919)

	350,020	3,880,581	(2,489,801)	(29,119,119)

Service Shares

Shares sold	4,941	54,715	6,044	67,700

Reinvestment of distributions	452	4,982	875	9,686

Shares redeemed	(9,967)	(110,151)	(10,348)	(115,341)

	(4,574)	(50,454)	(3,429)	(37,955)

Investor Shares

Shares sold	388,861	4,301,555	1,811,881	20,291,812

Reinvestment of distributions	52,322	578,821	104,557	1,163,150

Shares redeemed	(986,649)	(10,956,839)	(2,474,216)	(27,392,122)

	(545,466)	(6,076,463)	(557,778)	(5,937,160)

Class R6 Shares

Shares sold	1,180,211	13,133,897	5,791,188	65,245,194

Reinvestment of distributions	351,397	3,893,168	610,780	6,797,530

Shares redeemed	(1,397,228)	(15,388,798)	(2,853,069)	(31,890,929)

	134,380	1,638,267	3,548,899	40,151,795

Class P Shares

Shares sold	6,962	77,000	—	—

Reinvestment of distributions	8,629	95,683	15,961	177,950

Shares redeemed	(15,661)	(174,664)	(42,556)	(481,584)

	(70)	(1,981)	(26,595)	(303,634)

NET DECREASE	(802,529)	$(8,851,149)	(153,427)	$(2,263,878)

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GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Income Fund

	For the Six Months Ended September 30, 2023 (Unaudited)		For the Fiscal Year Ended March 31, 2023

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	26,005	$221,263	18,710	$163,359

Reinvestment of distributions	2,149	18,365	4,447	38,230

Shares redeemed	(3,490)	(29,443)	(5,573)	(49,492)

	24,664	210,185	17,584	152,097

Class C Shares

Shares sold	8,440	72,146	16,234	140,679

Reinvestment of distributions	867	7,407	2,014	17,266

Shares redeemed	(19,906)	(169,409)	(403)	(3,444)

	(10,599)	(89,856)	17,845	154,501

Institutional Shares

Shares sold	45,996	395,637	278,162	2,507,708

Reinvestment of distributions	45,488	388,744	162,826	1,406,115

Shares redeemed	(57,129)	(485,559)	(1,576,131)	(13,592,144)

	34,355	298,822	(1,135,143)	(9,678,321)

Investor Shares

Shares sold	429,438	3,700,126	19,965	171,760

Reinvestment of distributions	5,467	46,722	1,588	13,621

Shares redeemed	(17,843)	(152,637)	(2,551)	(21,915)

	417,062	3,594,211	19,002	163,466

Class R6 Shares

Reinvestment of distributions	180	1,532	435	3,746

	180	1,532	435	3,746

Class R Shares(a)

Reinvestment of distributions	81	693	395	3,394

Shares redeemed	(5,926)	(51,060)	—	—

	(5,845)	(50,367)	395	3,394

Class P Shares

Shares sold	292,285	2,502,458	1,639,888	14,102,224

Reinvestment of distributions	165,011	1,409,888	464,933	4,012,491

Shares redeemed	(1,596,936)	(13,598,461)	(3,826,073)	(33,826,654)

	(1,139,640)	(9,686,115)	(1,721,252)	(15,711,939)

NET DECREASE	(679,823)	$(5,721,588)	(2,801,134)	$(24,913,056)

(a)	At the close of business on July 14, 2023, Class R Shares of the Income Fund were liquidated.

211

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued) September 30, 2023 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Long Short Credit Strategies Fund

	For the Six Months Ended September 30, 2023 (Unaudited)		For the Fiscal Year Ended March 31, 2023

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	2,834	$21,908	6,823	$55,202

Reinvestment of distributions	2,265	17,545	7,934	62,039

Shares redeemed	(32,031)	(248,850)	(83,414)	(657,635)

	(26,932)	(209,397)	(68,657)	(540,394)

Class C Shares

Shares sold	39	300	—	—

Reinvestment of distributions	261	2,020	771	6,026

Shares redeemed	(2,808)	(21,671)	(7,414)	(58,151)

	(2,508)	(19,351)	(6,643)	(52,125)

Institutional Shares

Shares sold	299,997	2,314,037	222,963	1,769,261

Reinvestment of distributions	30,825	238,651	83,863	656,559

Shares redeemed	(144,376)	(1,120,392)	(1,063,217)	(8,352,135)

	186,446	1,432,296	(756,391)	(5,926,315)

Investor Shares

Shares sold	127,898	989,861	5,676	45,647

Reinvestment of distributions	5,799	44,834	13,455	105,398

Shares redeemed	(146,294)	(1,127,591)	(145,284)	(1,148,379)

	(12,597)	(92,896)	(126,153)	(997,334)

Class R6 Shares

Shares sold	25,707	200,000	1,546,575	12,679,005

Reinvestment of distributions	22,125	171,133	57,988	453,015

Shares redeemed	(90,391)	(700,000)	(1,329,030)	(10,550,000)

	(42,559)	(328,867)	275,533	2,582,020

Class R Shares

Shares sold	1	12	—	—

Reinvestment of distributions	80	616	174	1,360

Shares redeemed	—	(1)	—	—

	81	627	174	1,360

Class P Shares

Shares sold	135,395	1,049,500	293,023	2,321,000

Reinvestment of distributions	102,189	789,838	390,584	3,078,001

Shares redeemed	(362,421)	(2,800,609)	(10,419,545)	(82,807,000)

	(124,837)	(961,271)	(9,735,938)	(77,407,999)

NET DECREASE	(22,906)	$(178,859)	(10,418,075)	$(82,340,787)

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GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Strategic Income Fund

	For the Six Months Ended September 30, 2023 (Unaudited)		For the Fiscal Year Ended March 31, 2023

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	368,843	$3,314,700	2,316,922	$20,485,902

Reinvestment of distributions	218,096	1,952,346	403,885	3,584,738

Shares redeemed	(2,286,325)	(20,555,750)	(3,175,077)	(28,200,127)

	(1,699,386)	(15,288,704)	(454,270)	(4,129,487)

Class C Shares

Shares sold	101,986	913,293	100,764	884,784

Reinvestment of distributions	10,824	96,635	32,621	289,125

Shares redeemed	(278,508)	(2,497,366)	(1,741,427)	(15,363,520)

	(165,698)	(1,487,438)	(1,608,042)	(14,189,611)

Institutional Shares

Shares sold	4,814,516	43,312,974	6,262,242	55,717,933

Reinvestment of distributions	606,195	5,430,929	1,074,447	9,544,859

Shares redeemed	(5,985,370)	(53,733,715)	(14,018,282)	(125,088,853)

	(564,659)	(4,989,812)	(6,681,593)	(59,826,061)

Investor Shares

Shares sold	242,821	2,171,391	513,604	4,614,219

Reinvestment of distributions	35,302	316,142	63,814	566,954

Shares redeemed	(563,856)	(5,061,175)	(698,988)	(6,216,403)

	(285,733)	(2,573,642)	(121,570)	(1,035,230)

Class R6 Shares

Shares sold	2,235,173	20,046,608	494,193	4,387,404

Reinvestment of distributions	36,139	323,644	68,181	605,242

Shares redeemed	(349,151)	(3,134,601)	(740,378)	(6,570,990)

	1,922,161	17,235,651	(178,004)	(1,578,344)

Class R Shares

Shares sold	18,757	167,824	73,775	660,128

Reinvestment of distributions	5,693	50,862	8,618	76,387

Shares redeemed	(18,344)	(164,761)	(37,484)	(331,022)

	6,106	53,925	44,909	405,493

Class P Shares

Shares sold	324,911	2,903,942	3,474,953	30,882,321

Reinvestment of distributions	351,759	3,146,135	743,915	6,593,426

Shares redeemed	(1,743,149)	(15,622,378)	(10,822,971)	(95,752,687)

	(1,066,479)	(9,572,301)	(6,604,103)	(58,276,940)

NET DECREASE	(1,853,688)	$(16,622,321)	(15,602,673)	$(138,630,180)

213

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended September 30, 2023 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Investor, Class R6, Class R or Class P Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares for certain Funds), contingent deferred sales charges on redemptions (generally with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C, Service and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Investor, Class R6, Class R or Class P Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2023 through September 30, 2023, which represents a period of 183 days of a 366-day year. This projection assumes that annualized expense ratios were in effect during the period.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Bond Fund				Core Fixed Income Fund				Global Core Fixed Income Fund
Share Class	Beginning Account Value 4/1/23	Ending Account Value 9/30/23		Expenses Paid for the 6 months ended 9/30/23*	Beginning Account Value 4/1/23	Ending Account Value 9/30/23		Expenses Paid for the 6 months ended 9/30/23*	Beginning Account Value 4/1/23	Ending Account Value 9/30/23		Expenses Paid for the 6 months ended 9/30/23*
Class A
Actual	$1,000.00	$ 958.60		$3.92	$1,000.00	$956.40		$3.49	$1,000.00	$ 980.10		$4.55
Hypothetical 5% return	1,000.00	1,021.00	+	4.05	1,000.00	1,021.40	+	3.60	1,000.00	1,020.40	+	4.64
Class C
Actual	1,000.00	955.00		7.58	1,000.00	953.10		7.14	1,000.00	976.10		8.24
Hypothetical 5% return	1,000.00	1,017.20	+	7.82	1,000.00	1,017.70	+	7.38	1,000.00	1,016.60	+	8.41
Institutional
Actual	1,000.00	960.20		2.30	1,000.00	958.20		1.87	1,000.00	982.40		3.02
Hypothetical 5% return	1,000.00	1,022.60	+	2.38	1,000.00	1,023.10	+	1.94	1,000.00	1,021.90	+	3.08
Service
Actual	1,000.00	957.80		5.06	1,000.00	955.80		4.32	1,000.00	978.90		5.49
Hypothetical 5% return	1,000.00	1,019.80	+	5.22	1,000.00	1,020.60	+	4.46	1,000.00	1,019.40	+	5.60
Investor
Actual	1,000.00	959.60		2.70	1,000.00	957.60		2.27	1,000.00	982.10		3.31
Hypothetical 5% return	1,000.00	1,022.20	+	2.78	1,000.00	1,022.70	+	2.34	1,000.00	1,021.60	+	3.38
Class R6
Actual	1,000.00	960.20		2.26	1,000.00	958.30		1.82	1,000.00	981.60		2.97
Hypothetical 5% return	1,000.00	1,022.70	+	2.33	1,000.00	1,023.10	+	1.88	1,000.00	1,022.00	+	3.03
Class R
Actual	1,000.00	957.30		5.14	1,000.00	955.20		4.71	—	—		—
Hypothetical 5% return	1,000.00	1,019.70	+	5.30	1,000.00	1,020.20	+	4.86	—	—		—
Class P
Actual	1,000.00	960.20		2.26	1,000.00	958.30		1.83	1,000.00	981.60		2.97
Hypothetical 5% return	1,000.00	1,022.70	+	2.33	1,000.00	1,023.10	+	1.89	1,000.00	1,022.00	+	3.03

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GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended September 30, 2023 (Unaudited) (continued)

*

Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended September 30, 2023. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P
Bond	0.80%	1.55%	0.47%	1.04%	0.55%	0.46%	1.05%	0.46%
Core Fixed Income	0.71	1.46	0.38	0.88	0.46	0.37	0.96	0.37
Global Core Fixed Income	0.92	1.67	0.61	1.11	0.67	0.60	—	0.60

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

	Income Fund				Long Short Credit Strategies Fund				Strategic Income Fund
Share Class	Beginning Account Value 4/1/23	Ending Account Value 9/30/23		Expenses Paid for the 6 months ended 9/30/23*	Beginning Account Value 4/1/23	Ending Account Value 9/30/23		Expenses Paid for the 6 months ended 9/30/23*	Beginning Account Value 4/1/23	Ending Account Value 9/30/23		Expenses Paid for the 6 months ended 9/30/23*
Class A
Actual	$1,000.00	$1,018.70		$4.90	$1,000.00	$1,025.50		$7.40	$1,000.00	$1,016.70		$5.28
Hypothetical 5% return	1,000.00	1,020.10	+	4.90	1,000.00	1,017.70	+	7.37	1,000.00	1,019.70	+	5.29
Class C
Actual	1,000.00	1,013.70		8.65	1,000.00	1,021.70		11.17	1,000.00	1,012.80		9.05
Hypothetical 5% return	1,000.00	1,016.40	+	8.66	1,000.00	1,013.90	+	11.12	1,000.00	1,016.00	+	9.06
Institutional
Actual	1,000.00	1,020.40		3.23	1,000.00	1,027.20		5.73	1,000.00	1,018.40		3.62
Hypothetical 5% return	1,000.00	1,021.80	+	3.23	1,000.00	1,019.30	+	5.71	1,000.00	1,021.40	+	3.63
Investor
Actual	1,000.00	1,020.00		3.60	1,000.00	1,026.80		6.14	1,000.00	1,019.10		4.03
Hypothetical 5% return	1,000.00	1,021.40	+	3.61	1,000.00	1,018.90	+	6.11	1,000.00	1,021.00	+	4.03
Class R6
Actual	1,000.00	1,020.40		3.12	1,000.00	1,025.90		5.68	1,000.00	1,019.60		3.60
Hypothetical 5% return	1,000.00	1,021.90	+	3.12	1,000.00	1,019.40	+	5.66	1,000.00	1,021.40	+	3.61
Class R
Actual	—	—		—	1,000.00	1,024.20		8.64	1,000.00	1,015.50		6.54
Hypothetical 5% return	—	—		—	1,000.00	1,016.40	+	8.61	1,000.00	1,018.50	+	6.55
Class P
Actual	1,000.00	1,020.40		3.19	1,000.00	1,027.20		5.69	1,000.00	1,018.50		3.57
Hypothetical 5% return	1,000.00	1,021.80	+	3.19	1,000.00	1,019.40	+	5.66	1,000.00	1,021.40	+	3.58

*

Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended September 30, 2023. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Investor	Class R6	Class R	Class P
Income	0.97%	1.72%	0.64%	0.72%	0.62%	—%	0.63%
Long Short Credit Strategies	1.46	2.21	1.13	1.21	1.12	1.71	1.12
Strategic Income	1.05	1.80	0.72	0.80	0.72	1.30	0.71

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

215

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited)

Background

The Goldman Sachs Bond Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs Global Core Fixed Income Fund, Goldman Sachs Income Fund, Goldman Sachs Long Short Credit Strategies Fund and Goldman Sachs Strategic Income Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreements (the “Management Agreements”) on behalf of the Bond, Core Fixed Income, Income, Long Short Credit Strategies and Strategic Income Funds with Goldman Sachs Asset Management, L.P. (“GSAM”) and on behalf of the Global Core Fixed Income Fund with Goldman Sachs Asset Management International (“GSAMI”, together with GSAM, the “Investment Advisers”).

The Management Agreements were most recently approved for continuation until June 30, 2024 by the Board of Trustees, including those Trustees who are not parties to the Management Agreements or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 13-14, 2023 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held two meetings over the course of the year since the Management Agreements were last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreements were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)

the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);

(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management; (
b)

information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), a benchmark performance index, and (in the case of the Bond Fund, Core Fixed Income Fund, Income Fund and Global Core Fixed Income Fund) a composite of accounts with comparable investment strategies managed by the Investment Adviser; and information on general investment outlooks in the markets in which the Fund invests;

(c)

information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;

(d)	the terms of the Management Agreements and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)

to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;

(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreements and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;

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GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)

a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;

(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)

the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreements; and

(o)

the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity, and payment of distribution, service, and shareholder administration fees, as applicable. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Advisers and their affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreements at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Advisers and their affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Advisers addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Advisers and their affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Advisers or their affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreements

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Advisers. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Advisers and their affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Advisers’ portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Advisers. They also noted the Investment Advisers’ commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Funds and their service providers operate, including developments associated with the COVID-19 pandemic, geopolitical events, and economic sanctions, as well as the efforts of the Investment Advisers and their affiliates to combat cyber security risks. The Trustees also considered information regarding the Investment Advisers’ business continuity planning and remote operations capabilities. The Trustees concluded that the Investment Advisers continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Advisers would continue to do so in the future. The Trustees also recognized that the Investment Advisers had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Advisers and their affiliates.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2021, and updated performance information prepared by the Investment Advisers using the peer group identified by the Outside Data

217

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

Provider as of March 31, 2023. The information on each Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the Bond Fund, Core Fixed Income Fund, Income Fund, and Global Core Fixed Income Fund’s performance to that of composites of accounts with comparable investment strategies managed by the Investment Advisers.

In addition, the Trustees considered materials prepared and presentations made by the Investment Advisers’ senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Advisers’ periodic reports with respect to the Funds’ risk profiles, and how the Investment Advisers’ approach to risk monitoring and management influences portfolio management.

The Trustees noted that the Bond Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the five- and ten-year periods and in the third quartile for the one- and three-year periods, and had outperformed the Fund’s benchmark index for the three-, five-, and ten-year periods and underperformed for the one-year period ended March 31, 2023. They observed that the Bond Fund had experienced certain portfolio management changes in 2021. The Trustees considered that the Core Fixed Income Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the three-, five-, and ten-year periods and in the third quartile for the one-year period, and had outperformed the Fund’s benchmark index for the three-, five-, and ten-year periods and underperformed for the one-year period ended March 31, 2023. They also noted that the Core Fixed Income Fund had experienced certain portfolio management changes in 2021 and 2022. The Trustees observed that the Global Core Fixed Income Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-, three-, five-, and ten-year periods, and had outperformed the Fund’s benchmark index for the three-, five-, and ten-year periods and underperformed for the one-year period ended March 31, 2023. They considered that in February 2020, the Global Core Fixed Income Fund had been repositioned from the Global Income Fund, which involved changes to the Fund’s investment objective and principal investment strategy. The Trustees also noted that the Global Core Fixed Income Fund had experienced certain portfolio management changes in 2022. They observed that the Income Fund’s Institutional Shares had placed in the top half of the Fund’s peer group and outperformed the Fund’s benchmark index for the one- and three-year periods ended March 31, 2023. The Trustees recalled that the Long Short Credit Strategies Fund was launched in April 2014 in connection with the reorganization of the Goldman Sachs Credit Strategies Fund, a closed-end interval fund, with and into the Fund. They considered that the Long Short Credit Strategies Fund’s Institutional Shares (when viewed together with its predecessor for the applicable periods) had placed in the top half of the Fund’s peer group for the three-year period and in the third quartile for the one-, five-, and ten-year periods, and had outperformed the Fund’s benchmark index for the three- and ten-year periods and underperformed for the one- and five-year periods ended March 31, 2023. However, the Trustees noted that the Fund currently implements a long/short credit strategy, while the Goldman Sachs Credit Strategies Fund implemented a long-only credit strategy. They also observed that the Long Short Credit Strategies Fund had experienced a benchmark index change in 2021. The Trustees observed that the Strategic Income Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-, three-, and five-year periods and in the third quartile for the ten-year period, and had outperformed the Fund’s benchmark index for the three-, five-, and ten-year periods and underperformed for the one-year period ended March 31, 2023. They also considered that the Strategic Income Fund had experienced certain portfolio management changes and a benchmark index change in 2021 and certain portfolio management changes in 2022.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreements and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Advisers to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

218

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

In addition, the Trustees considered the Investment Advisers’ undertakings to implement fee waivers and/or expense limitations. They also considered, to the extent that the Investment Advisers manage other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Advisers to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Advisers to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Advisers’ revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Advisers’ expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Advisers for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Advisers’ expense allocation methodology. Profitability data for each Fund was provided for 2022 and 2021, and the Trustees considered this information in relation to the Investment Advisers’ overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Funds. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreements for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

Average Daily Net Assets	Bond Fund	Core Fixed Income Fund	Global Core Fixed Income Fund	Income Fund	Long Short Credit Strategies Fund	Strategic Income Fund

First $1 billion	0.41%	0.40%	0.65%	0.55%	1.00%	0.60%

Next $1 billion	0.37	0.36	0.59	0.50	0.90	0.54

Next $3 billion	0.35	0.34	0.56	0.47	0.86	0.51

Next $3 billion	0.34	0.33	0.55	0.46	0.84	0.50

Over $8 billion	0.34	0.32	0.54	0.45	0.82	0.49

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Advisers relating to the costs of the services provided by the Investment Advisers and their affiliates and their realized profits; information comparing fee rates charged by the Investment Advisers with fee rates charged to other funds in the peer groups; and GSAM and GSAMI’s undertakings to waive a portion of their management fee for the Core Fixed Income Fund and Global Core Fixed Income Fund, respectively, and to limit certain expenses of the Funds that exceed specified levels, as well as Goldman Sachs & Co. LLC’s (“Goldman Sachs”) undertaking to waive a portion of the transfer agency fees paid by the Global Core Fixed Income Fund’s Class A and Class C Shares and the Income Fund’s Class A, Class C, and Class R Shares. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. They also noted that GSAM had passed along savings to shareholders of the Core Fixed Income Fund, which had asset levels above at least the first breakpoint during the prior fiscal year.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Advisers and their affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) futures commissions earned by Goldman Sachs for executing futures transactions on behalf of the Funds; (c) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Advisers; (d) the Investment Advisers’ ability to leverage the infrastructure designed to service the Funds on behalf of their other clients; (e) the Investment Advisers’

219

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

ability to cross-market other products and services to Fund shareholders; (f) Goldman Sachs’ retention of certain fees as Fund Distributor; (g) the Investment Advisers’ ability to negotiate better pricing with custodians on behalf of their other clients, as a result of the relationship with the Funds; (h) the investment of cash and cash collateral in money market funds managed by the Investment Advisers that will result in increased assets under management for those money market funds; (i) the investment in exchange-traded funds (“ETFs”) managed by GSAM that will result in increased assets under management for those ETFs and may facilitate the development of GSAM’s ETF advisory business; and (j) the possibility that the working relationship between the Investment Advisers and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain other potential benefits as a result of their relationship with the Investment Advisers, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Advisers; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Advisers and their affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Advisers and their affiliates; (d) the Investment Advisers’ ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Advisers’ knowledge and experience gained from managing other accounts and products; (f) the Investment Advisers’ ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Advisers, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Advisers and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreements, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by its respective Investment Adviser, the Investment Advisers’ costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Advisers’ continued management likely would benefit each applicable Fund and its shareholders and that the Management Agreements should be approved and continued with respect to each applicable Fund until June 30, 2024.

220

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.42 trillion in assets under supervision as of September 30, 2023, Goldman Sachs Asset Management has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs Asset Management leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Bond Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund
∎	U.S. Mortgages Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund
∎	Strategic Income Fund
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Emerging Markets Credit Fund4

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Large Cap Core Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Mid Cap Growth Fund
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	Emerging Markets Equity ex. China Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Clean Energy Income Fund
∎	Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Strategic Volatility Premium Fund
∎	GQG Partners International Opportunities Fund

[1]

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

[2]

You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

[3]

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

[4]	Effective after the close of business on October 31, 2023, the Goldman Sachs Local Emerging Markets Debt Fund was renamed the Goldman Sachs Emerging Markets Credit Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES OFFICERS Gregory G. Weaver, Chair James A. McNamara, President Dwight L. Bush Joseph F. DiMaria, Principal Financial Officer, Principal Kathryn A. Cassidy Accounting Officer and Treasurer John G. Chou Robert Griffith, Secretary* Joaquin Delgado Eileen H. Dowling *Effective October 10, 2023 James A. McNamara Paul C. Wirth GOLDMAN SACHS & CO. LLC GOLDMAN SACHS ASSET MANAGEMENT, L.P. Distributor and Transfer Agent Investment Adviser Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282 The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Funds management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed. A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov. The Funds will file their portfolio holdings for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders). Economic and market forecasts presented herein reflect our judgment as of the date of this report and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only. Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances. Fund holdings and allocations shown are as of September 30, 2023 and may not be representative of future investments. Fund holdings should not be reliedoninmakinginvestment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk. The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk. This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund’s may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550). Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds. © 2023 Goldman Sachs. All rights reserved. 344730-OTU-1915916 MSFISAR-23

Goldman Sachs Funds Semi-Annual Report September 30, 2023 Municipal Funds Dynamic Municipal Income High Yield Municipal Municipal Income Completion Short Duration Tax-Free Goldman asset sachs management

Goldman Sachs Municipal Funds

∎	DYNAMIC MUNICIPAL INCOME

∎	HIGH YIELD MUNICIPAL

∎	MUNICIPAL INCOME COMPLETION

∎	SHORT DURATION TAX-FREE

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Goldman Sachs Municipal Funds

The following are highlights both of key factors affecting the municipal bond market and of any changes made to the Goldman Sachs Municipal Funds (the “Funds”) during the six months ended September 30, 2023 (the “Reporting Period”). A fuller review of the market and these changes will appear in the Funds’ annual shareholder report covering the 12 months ended March 31, 2024.

Market and Economic Review

•	The broad municipal bond market produced negative returns during the Reporting Period, with investment grade municipal bonds recording somewhat larger losses overall than high yield municipal bonds.

•	During the second quarter of 2023, when the Reporting Period began, the municipal bond market contended with numerous external factors, including aftershocks of the regional banking crisis, tax season, elevated levels of selling by banks, down-to-the-wire federal debt ceiling negotiations and a still hawkish Federal Reserve (“Fed”). (Hawkish tends to suggest higher interest rates; opposite of dovish.).

•	Investment grade municipal bonds, as measured by the Bloomberg Municipal Bond Index, produced a slightly negative return amid rising municipal bond yields and investment outflows from municipal bond mutual funds.

•	The high yield municipal bond market, as represented by the Bloomberg Municipal High Yield Index, generated a positive return, outperforming the investment grade municipal bond market for the first time since the fourth quarter of 2021. High yield municipal securities benefited from tighter spreads, or yield differentials, as better than consensus expected U.S. economic data boosted investor risk sentiment.

•	In the third calendar quarter, municipal bonds got off to a modestly positive start, bolstered by strong summer technicals (i.e., supply/demand conditions). However, as autumn approached, these favorable technicals reversed, and municipal bond yields increased significantly during August and September, following the trajectory of the U.S. Treasury market.

•	Both investment grade and high yield municipal securities posted negative returns for the third quarter overall.

•	During the Reporting Period as a whole, the municipal bond market saw less than historically normal new issue volume.

•	In the second quarter of 2023, low levels of new supply were mainly attributable to subdued refinancing activity and less issuance for new state and local government projects, although uncertainty surrounding the U.S. debt ceiling may have also given some issuers pause.

•	New issue volume continued to lag during the third calendar quarter, though to a lesser degree than seen in previous quarters.

•	Investment flows to municipal bond mutual funds were negative for the Reporting Period overall.

•	Municipal bond mutual funds experienced significant outflows in April 2023, driven by tax liability-related selling. Outflows continued into May, as elevated inflation readings and stronger economic data increased concerns about higher interest rates. Flows were generally flat in June.

•	In July, investment flows were positive, with rising municipal bond prices providing a tailwind for demand. Flows fluctuated during August and then turned meaningfully negative in September, as municipal yields rose sharply and municipal bond prices fell. (Remember, there is usually an inverse relationship between bond prices and yield movements, so that bond prices rise when yields decrease and vice versa.)

Fund Changes and Highlights

No material changes were made to the Funds during the Reporting Period.

1

FUND BASICS

Dynamic Municipal Income Fund

as of September 30, 2023

PERFORMANCE REVIEW

April 1, 2023-September 30, 2023	Fund Total Return (based on NAV)[1]	Bloomberg Municipal Bond 1-10 Yr Blend Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]	30-Day Taxable Equivalent Yield[4]

Class A	-2.45%	-2.75%	3.64%	3.63%	6.15%

Class C	-2.75	-2.75	2.99	2.97	5.05

Institutional	-2.29	-2.75	4.12	4.11	6.96

Service	-2.52	-2.75	3.57	3.56	6.03

Investor	-2.33	-2.75	4.04	4.03	6.82

Class R6	-2.29	-2.75	4.13	4.12	6.98

Class P	-2.29	-2.75	4.13	4.12	6.98

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The Bloomberg Municipal Bond 1-10 Year Blend Index is an unmanaged broad-based total return index composed of approximately 40,000 investment grade, fixed rate, and tax-exempt issues, with a remaining maturity of at least one year. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]

The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

[4]	The 30-Day Taxable Equivalent Yield of the Fund is calculated by dividing the current 30-Day Standardized Subsidized Yield by 1 minus the highest 2022 federal income tax rate of 40.8%.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2

FUND BASICS

SECTOR ALLOCATIONS[5]

Percentage of Market Value

[5]

The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Figures above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

3

FUND BASICS

High Yield Municipal Fund

as of September 30, 2023

PERFORMANCE REVIEW

April 1, 2023-September 30, 2023	Fund Total Return (based on NAV)[1]	Goldman Sachs High Yield Municipal Fund Composite Index[2]	Bloomberg Municipal High Yield Bond Index[3]	Bloomberg Municipal Bond Index[4]	30-Day Standardized Subsidized Yield[5]	30-Day Standardized Unsubsidized Yield[5]	30-Day Taxable Equivalent Yield[6]
Class A	-3.93%	-3.22%	-2.66%	-4.05%	4.35%	4.34%	7.35%

Class C	-4.29	-3.22	-2.66	-4.05	3.74	3.73	6.32

Institutional	-3.78	-3.22	-2.66	-4.05	4.88	4.86	8.24

Investor	-3.80	-3.22	-2.66	-4.05	4.81	4.80	8.13

Class R6	-3.89	-3.22	-2.66	-4.05	4.89	4.88	8.26

Class P	-3.89	-3.22	-2.66	-4.05	4.89	4.88	8.26

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The Goldman Sachs High Yield Municipal Fund Composite Index is comprised of the Bloomberg Municipal High Yield Bond Index (60%) (with dividends reinvested) and the Bloomberg Municipal Bond Index (40%) (with dividends reinvested).

[3]

The Bloomberg Municipal High Yield Bond Index is an unmanaged index made up of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody’s Investors Service with a remaining maturity of at least one year. The Bloomberg Municipal High Yield Bond Index does not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[4]

The Bloomberg Municipal Bond Index is an unmanaged broad-based total return index composed of approximately 40,000 investment grade, fixed rate, and tax-exempt issues, with a remaining maturity of at least one year. The Bloomberg Municipal Bond Index does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[5]

The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

[6]	The 30-Day Taxable Equivalent Yield of the Fund is calculated by dividing the current 30-Day Standardized Subsidized Yield by 1 minus the highest 2022 federal income tax rate of 40.8%.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4

FUND BASICS

SECTOR ALLOCATIONS[5]

Percentage of Market Value

[5]

The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Figures above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

5

FUND BASICS

Municipal Income Completion Fund

as of September 30, 2023

PERFORMANCE REVIEW

April 1, 2023-September 30, 2023	Fund Total Return (based on NAV)[1]	Bloomberg Municipal Bond 1-10 Yr Blend Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]	30-Day Taxable Equivalent Yield[4]

Separate Account Institutional	-2.46%	-2.75%	4.96%	4.85%	8.38%

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The Bloomberg Municipal Bond 1-10 Year Blend Index is an unmanaged broad-based total return index composed of approximately 40,000 investment grade, fixed rate, and tax-exempt issues, with a remaining maturity of at least one year. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]

The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

[4]	The 30-Day Taxable Equivalent Yield of the Fund is calculated by dividing the current 30-Day Standardized Subsidized Yield by 1 minus the highest 2022 federal income tax rate of 40.8%.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6

FUND BASICS

SECTOR ALLOCATIONS[5]

Percentage of Net Asset

[5]

The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Figures above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

7

FUND BASICS

Short Duration Tax-Free Fund

as of September 30, 2023

PERFORMANCE REVIEW

April 1, 2023-September 30, 2023	Fund Total Return (based on NAV)[1]	Bloomberg Municipal Bond 1-3 Year Blend Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]	30-Day Taxable Equivalent Yield[4]
Class A	-0.85%	-0.94%	2.93%	2.92%	4.95%

Class C	-0.96	-0.94	2.53	2.52	4.27

Institutional	-0.62	-0.94	3.21	3.19	5.42

Service	-0.87	-0.94	2.71	2.70	4.58

Investor	-0.63	-0.94	3.19	3.17	5.39

Class R6	-0.62	-0.94	3.22	3.21	5.44

Class P	-0.72	-0.94	3.22	3.21	5.44

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The Bloomberg Municipal Bond 1-3 Year Blend Index (with dividends reinvested), an unmanaged index, represents investment grade municipal bonds with maturities greater than one year and less than 4 years, and does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]

The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

[4]	The 30-Day Taxable Equivalent Yield of the Fund is calculated by dividing the current 30-Day Standardized Subsidized Yield by 1 minus the highest 2022 federal income tax rate of 40.8%.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

8

FUND BASICS

SECTOR ALLOCATIONS[5]

Percentage of Market Value

[5]

The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Figures above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

9

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – 97.6%

Alabama - 1.7%

Alabama Economic Settlement Authority RB for BP Exploration & Production, Inc. Series 2016 A (A2/A-)
$5,000,000	4.000%		09/15/2033	$4,855,844
Black Belt Energy Gas District Gas Prepay RB 2019 Series A (A1/NR)
22,955,000	4.000	(a)(b)	12/01/2049	22,535,794
County of Jefferson AL Sewer Revenue (NR/BBB)
14,875,000	0.000	(c)	10/01/2050	15,642,101
Health Care Authority for Baptist Health Series 2023 (A3/BBB+)
500,000	5.000		11/15/2028	519,494
1,500,000	5.000		11/15/2035	1,549,031
450,000	5.000		11/15/2036	460,002
875,000	5.000		11/15/2037	886,067
Hoover Industrial Development Board RB for United States Steel Corp. Series 2019 (B1/BB-)
4,820,000	5.750		10/01/2049	4,711,943
Houston County Health Care Authority RB for Southeast Alabama Medical Center Series 2016 A (NR/BBB+)
1,000,000	5.000		10/01/2024	1,002,131
Independent Development Board City of Prattville International Paper Company Project Environmental Improvement Revenue Refunding Bonds Series 2019B (Baa2/BBB)
225,000	2.000	(a)(b)	11/01/2033	219,801
Industrial Development Board City of Prattville International Paper Company Project Recovery Zone Facility Revenue Refunding Bonds Series 2019C (Baa2/BBB)
225,000	2.000	(a)(b)	11/01/2033	219,801
Industrial Development Board City of Selma International Paper Company Project Gulf Opportunity Zone Revenue Refunding Bonds Series 2019A (Baa2/BBB)
1,750,000	2.000	(a)(b)	11/01/2033	1,709,565
Jefferson County Senior Lien Sewer RB Warrants Series 2013 A (AGM) (A1/AA)
740,000	5.000		10/01/2044	726,439
Jefferson County Senior Lien Sewer RB Warrants Series 2013 C (AGM) (A1/AA)
4,645,000	0.000	(c)	10/01/2046	4,878,861
Jefferson County Senior Lien Sewer Revenue Current Interest Warrants Series 2013-A (AGM) (A1/AA)
9,600,000	5.500		10/01/2053	9,632,885
Jefferson County Subordinate Lien Sewer RB Warrants Series 2013 D (NR/BBB)
13,500,000	6.000		10/01/2042	14,015,584
17,015,000	6.500		10/01/2053	17,857,741
Midcity Improvement District Special Assessment RB Series 2022 (NR/NR)
200,000	3.875		11/01/2027	181,255
500,000	4.250		11/01/2032	425,586
Southeast Alabama Gas Supply District Gas Supply RB Series 2018A (A1/NR)
5,500,000	4.000	(a)(b)	06/01/2049	5,463,727
Southeast Energy Authority Commodity Supply RB for Project No. 6 Series 2023B (Aa1/NR)
420,000	5.000	(a)(b)	01/01/2054	424,237
Southeast Energy Authority Commodity Supply RB Series 2022A- 1 (A1/NR)
6,000,000	5.500	(a)(b)	01/01/2053	6,157,213

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Alabama – (continued)

The Black Belt Energy Gas District Gas Supply RB, Series 2023B (Aa1/NR)
$855,000	5.250	%(a)(b)	12/01/2053	$876,985
The Industrial Board of the Town of West Jefferson Pollution Control Revenue Refunding Bonds for Alabama Power Company Project Series 1998 (A1/A-)
8,540,000	3.650		06/01/2028	8,233,530
The Industrial Development Board of the City of Mobile Pollution Control RB for Alabama Power Company Barry Plant Project Series 2007-C (A1/A-)
3,470,000	3.780	(a)(b)	06/01/2034	3,407,321
The Southeast Alabama Gas Supply District RB for Project No. 2 Series 2018 A (A1/NR)
2,820,000	4.000		06/01/2024	2,806,548
The Southeast Alabama Gas Supply District RB for Project No. 2 Series 2018 B (A1/NR) (1M USD LIBOR + 0.85%)
10,000,000	4.498	(b)(d)	06/01/2049	9,997,106

				139,396,592

Alaska - 0.0%

Northern Tobacco Securitization Corp. Tobacco Settlement Asset Back Bonds Series 2021 (NR/A)

1,650,000	5.000		06/01/2031	1,761,233

American Samoa - 0.0%

American Samoa Economic Development Authority RB Refunding Series 2021 B (Ba3/NR)
1,125,000	2.470	(e)	09/01/2024	1,082,944
American Samoa Economic Development Authority RB Refunding Series 2021 C (Ba3/NR)
1,500,000	3.720	(e)	09/01/2027	1,328,677

				2,411,621

Arizona - 1.4%

Arizona Health Facilities Authority Hospital RB for Banner Health Series 2007 B (NR/AA-) (3M USD LIBOR + 0.81%)
21,260,000	4.517	(d)	01/01/2037	19,162,673
Arizona IDA Education RB for Academies of Math & Science Projects Series 2023 (NR/BB+)
515,000	4.500	(e)	07/01/2033	497,219
250,000	5.250	(e)	07/01/2043	235,899
Arizona IDA Lease RB for Greenville University Student Housing and Athletic Facilities Project Series 2022 (NR/BB+)
8,000,000	6.500	(e)	11/01/2053	7,242,013
Arizona Industrial Development Authority RB for Candeo Schools Obligated Group Project Series 2020 A (SD CRED PROG) (NR/AA-)
425,000	3.375		07/01/2041	322,169
Arizona Industrial Development Authority RB for Equitable School Revolving Fund LLC Obligated Group Series 2019 A (NR/A)
1,400,000	5.000		11/01/2044	1,370,707
Arizona Industrial Development Authority RB for Great Lakes Senior Living Communities LLC Project First Tier Series 2019 A (NR/CCC-)
570,000	5.000		01/01/2043	358,470
3,250,000	4.500		01/01/2049	1,755,536
2,095,000	5.000		01/01/2054	1,203,723

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Arizona – (continued)

Arizona Industrial Development Authority RB for Great Lakes Senior Living Communities LLC Project Second Tier Series 2019 B (NR/CCC-)
$1,565,000	5.000%		01/01/2037	$923,147
1,105,000	5.000		01/01/2038	637,023
300,000	5.000		01/01/2043	158,321
2,125,000	5.000		01/01/2049	1,070,043
600,000	5.125		01/01/2054	291,679
Arizona Industrial Development Authority RB for Kipp New York, Inc. Jerome Facility Series 2021 B (NR/BBB-)
620,000	4.000		07/01/2041	521,506
Arizona Industrial Development Authority RB for Kipp New York, Inc. Macombs Facility Series 2021 A (NR/BBB-)
875,000	4.000		07/01/2041	735,997
1,000,000	4.000		07/01/2051	767,224
Arizona Industrial Development Authority RB for Provident Group - EMU Properties LLC Series 2018 (Caa3/NR)
365,000	5.000	*	05/01/2024	255,500
300,000	5.000	*	05/01/2029	195,000
650,000	5.000	*	05/01/2031	422,500
Arizona Industrial Development Authority RB for Somerset Academy of Las Vegas Series 2021 A (NR/BB)
530,000	3.000	(e)	12/15/2031	445,964
City of Chandler IDA Industrial Development RB for Intel Corp. Project Series 2005 (NON-AMT) (A2/A)
3,350,000	3.800	(a)(b)	12/01/2035	3,287,562
City of Chandler IDA Industrial Development RB Series 2019 (A2/A)
7,300,000	5.000	(a)(b)	06/01/2049	7,306,536
City of Phoenix Civic Improvement Corporation RB for Junior Lien Airport Series 2019 A (Aa3/A+)
1,375,000	3.000		07/01/2049	916,230
City of Phoenix Civic Improvement Corporation RB for Junior Lien Airport Series 2019 B (Aa3/A+)
2,290,000	3.250		07/01/2049	1,562,297
City of Phoenix Civic Improvement Corporation RB for Rental Car Facility Charge Series 2019 A (A3/A)
2,225,000	5.000		07/01/2045	2,231,877
City of Phoenix Civic Improvement Corporation Water System RB Refunding Junior Lien Series 2016 (Aa2/AAA)
7,000,000	5.000		07/01/2030	7,225,562
Coconino County Pollution Control Refunding RB for Nevada Power Company Projects Pollution Control Corp. Series 2017A (A2/A+)
2,225,000	4.125	(a)(b)	09/01/2032	2,190,052
County of Maricopa IDA Education RB Series 2021A (NR/BB+)
550,000	3.000	(e)	07/01/2031	476,514
1,050,000	4.000	(e)	07/01/2041	836,240
County of Maricopa IDA Education RB Taxable Convertible Series 2021B (NR/BB+)
900,000	2.100	(e)	07/01/2026	835,510
3,225,000	2.625	(e)	07/01/2031	2,695,752
3,225,000	3.500	(e)	07/01/2044	2,271,773
County of Pima IDA Senior Living RB for La Posada at Pusch Ridge Project Series 2022A (NR/NR)
2,500,000	6.750	(e)	11/15/2042	2,504,801
County of Pima IDA Senior Living RB for La Posada at Pusch Ridge Project Series 2022B-3 (NR/NR)
4,500,000	5.125	(e)	11/15/2029	4,426,801

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Arizona – (continued)

Entertainment Center Community Facilities District RB Series 2017 (NR/NR)
$4,360,000	4.000%		07/01/2037	$4,270,150
Equitable National Charter School Revolving Loan Fund RB for Arizona IDA Series 2019A (NR/A)
1,055,000	5.000		11/01/2024	1,061,760
Estrella Mountain Ranch Community Facilities District Lucero Assessment District No. 1 Special Assessment RB Series 2019 (NR/NR)
395,000	3.500		07/01/2029	349,128
376,000	4.100		07/01/2034	329,233
1,096,000	4.750		07/01/2043	908,066
Glendale City Subordinate RB Refunding Series 2017 (A1/AA+)
2,500,000	5.000		07/01/2028	2,617,327
Glendale Industrial Development Authority RB for People of Faith, Inc. Obligated Group Series 2020 A (NR/NR)
535,000	4.000		05/15/2031	476,963
900,000	5.000		05/15/2041	793,068
Glendale Industrial Development Authority RB Refunding for Sun Health Services Obligated Group Series 2019 A (NR/NR)
5,140,000	5.000		11/15/2042	4,699,682
La Paz County Industrial Development Authority RB for Harmony Public Schools Series 2021 A (NR/BBB+)
380,000	4.000		02/15/2041	304,935
295,000	4.000		02/15/2046	222,600
Maricopa County Industrial Development Authority RB for Arizona Autism Charter Schools Obligated Group Series 2020 A (NR/BB)
300,000	4.000	(e)	07/01/2030	281,021
600,000	5.000	(e)	07/01/2040	554,405
Maricopa County Industrial Development Authority RB for Arizona Autism Charter Schools Obligated Group Series 2021 A (NR/BB)
950,000	4.000	(e)	07/01/2051	675,756
Maricopa County Industrial Development Authority RB for Ottawa University Series 2020 (NR/NR)
250,000	5.000	(e)	10/01/2026	246,658
400,000	5.125	(e)	10/01/2030	390,933
Maricopa County Industrial Development Authority RB Refunding for Legacy Traditional School Obligated Group Series 2019 A (SD CRED PROG) (Ba2/AA-)
200,000	4.000		07/01/2025	197,205
200,000	4.000		07/01/2026	197,378
200,000	4.000		07/01/2027	197,112
325,000	4.000		07/01/2028	319,770
250,000	4.000		07/01/2029	244,940
500,000	4.000		07/01/2034	475,279
700,000	5.000		07/01/2039	699,976
Pima County IDA RB Refunding for Career Success Schools, Inc. Series 2020 (NR/NR)
375,000	4.750	(e)	05/01/2030	357,645
225,000	5.500	(e)	05/01/2040	206,634
Salt Verde Financial Corp. RB Gas Senior Series 2007-1 (A3/BBB+)
12,135,000	5.000		12/01/2037	11,917,678

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Arizona – (continued)

The Industrial Development Authority of The County of Maricopa RB Banner Health, Series 2023A (NR/AA-)
$2,850,000	5.000	%(a)(b)	01/01/2053	$2,911,858

				113,246,980

Arkansas - 0.3%

Arkansas Development Finance Authority RB for Baptist Health Obligated Group Series 2019 (NR/A)
5,790,000	5.000		12/01/2047	5,642,771
4,630,000	3.200		12/01/2049	3,039,527
Arkansas Development Finance Authority RB for Central Arkansas Radiation Therapy Institute, Inc. Series 2021 B (NR/NR)
315,000	3.000		07/01/2032	254,204
310,000	3.125		07/01/2036	228,309
Arkansas Development Finance Authority RB Refunding for Central Arkansas Radiation Therapy Institute, Inc. Series 2021 (NR/NR)
4,700,000	3.500		07/01/2038	3,328,088
Batesville Public Facilities Board RB Refunding for White River Health System Obligated Group Series 2020 (NR/BBB-)
1,030,000	5.000		06/01/2024	1,030,372
1,215,000	5.000		06/01/2025	1,217,839
1,705,000	5.000		06/01/2026	1,715,851
1,820,000	5.000		06/01/2027	1,842,856
Pulaski County Little Rock School District Construction GO Bonds Series 2017 (ST AID WITHHLDG) (Aa2/NR)
5,185,000	3.000		02/01/2024	5,160,201

				23,460,018

California - 8.2%

Alhambra California Unified School District Election of 2008 GO Bonds Capital Appreciation for Elementary Schools Improvement District Series 2011 B (AGM) (Aa2/AA)
1,000,000	0.000	(f)	08/01/2037	534,429
Anaheim Community Facilities District No. 08-1 Special Tax Refunding Bonds for Platinum Triangle Series 2016 (NR/NR)
670,000	4.000		09/01/2024	665,981
500,000	4.000		09/01/2025	494,114
370,000	4.000		09/01/2026	364,569
415,000	4.000		09/01/2027	407,468
410,000	4.000		09/01/2028	400,891
345,000	4.000		09/01/2029	334,674
Atwater Wastewater RB Refunding Series 2017 A (AGM) (NR/AA)
1,000,000	5.000		05/01/2040	1,021,740
Bay Area Toll Authority Bridge RB 2021 Series D (Aa3/AA) (SIFMA Municipal Swap Index Yield + 0.30%)
12,750,000	4.280	(b)(d)	04/01/2056	12,466,873
Bay Area Toll Authority Bridge RB 2021 Series E (Aa3/AA) (SIFMA Municipal Swap Index Yield + 0.41%)
8,450,000	4.390	(b)(d)	04/01/2056	8,236,188
Beaumont Community Facilities District No. 2016-2 Special Tax Series 2019 (NR/NR)
210,000	4.000		09/01/2024	208,870
220,000	4.000		09/01/2025	217,766
230,000	4.000		09/01/2026	227,116
235,000	4.000		09/01/2027	231,314
255,000	4.000		09/01/2029	248,140
275,000	4.000		09/01/2031	262,236
290,000	4.000		09/01/2032	275,338

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

California – (continued)

Beaumont Community Facilities District No. 2016-2 Special Tax Series 2019 (NR/NR) – (continued)
$300,000	5.000%		09/01/2033	$307,003
215,000	5.000		09/01/2034	219,716
330,000	5.000		09/01/2035	336,062
345,000	3.000		09/01/2036	284,629
360,000	3.000		09/01/2037	289,202
370,000	3.000		09/01/2038	288,797
380,000	3.000		09/01/2039	292,018
1,160,000	5.000		09/01/2044	1,151,958
California Community Choice Financing Authority Clean Energy Project RB Series 2022A (A1/NR)
25,000,000	4.000	(a)(b)	05/01/2053	24,201,853
California County Tobacco Securitization Agency RB Refunding for Gold Country Settlement Funding Corp. Series 2020 B-1 (NR/BBB+)
70,000	4.000		06/01/2049	69,454
California County Tobacco Securitization Agency RB Refunding for Merced County Tobacco Funding Corp. Series 2020 B (NR/NR)
270,000	5.000		06/01/2050	252,643
California County Tobacco Securitization Agency RB Refunding for Sonoma County Securitization Corp. Series 2020 A (NR/BBB+)
950,000	4.000		06/01/2049	797,609
California County Tobacco Securitization Agency RB Refunding for Sonoma County Securitization Corp. Series 2020 B-1 (NR/BBB-)
170,000	5.000		06/01/2049	166,712
California County Tobacco Securitization Agency RB Refunding for Sonoma County Securitization Corp. Series 2020 B-2 (NR/NR)
2,375,000	0.000	(f)	06/01/2055	394,618
California County Tobacco Securitization Agency RB Refunding Series 2020 A (NR/BBB+)
825,000	4.000		06/01/2049	692,868
California County Tobacco Securitization Agency RB Refunding Series 2020 B-1 (NR/BBB+)
750,000	5.000		06/01/2049	735,494
California County Tobacco Securitization Agency RB Refunding Series 2020 B-2 (NR/NR)
12,130,000	0.000	(f)	06/01/2055	1,793,206
California County Tobacco Securitization Agency Tobacco Settlement RB Capital Appreciation Subordinate Series 2006 C (NR/NR)
45,220,000	0.000	(f)	06/01/2055	4,672,216
California Educational Facilities Authority RB for Stanford University Series 2010 U-1 (Aaa/AAA)
5,000,000	5.250		04/01/2040	5,618,726
California Educational Facilities Authority RB for Stanford University Series 2014 U-6 (Aaa/AAA)
3,500,000	5.000		05/01/2045	3,782,151
California Enterprise Development Authority RB for Provident Group-SDSU Properties LLC - M@College Project Series 2020 A (Baa3/NR)
575,000	5.000		08/01/2040	576,939
600,000	5.000		08/01/2045	596,803

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

California – (continued)

California Health Facilities Financing Authority RB for Children’s Hospital at Los Angeles Series 2017 A (Baa2/BBB)
$5,800,000	5.000%		08/15/2047	$5,504,132
California Health Facilities Financing Authority RB for El Camino Hospital Series 2017 (Aa3/AA)
500,000	5.000		02/01/2042	500,220
California Health Facilities Financing Authority RB for Lucile Salter Packard Childrens Hospital at Stanford 2016 Series B (A1/A+)
10,000,000	5.000		08/15/2055	9,863,642
California Health Facilities Financing Authority RB for Lucile Salter Packard Children’s Hospital Series 2017 A (A1/A+)
375,000	5.000		11/15/2028	392,994
350,000	5.000		11/15/2029	365,605
565,000	5.000		11/15/2030	587,533
1,010,000	5.000		11/15/2042	1,018,600
California Health Facilities Financing Authority RB for Providence Health & Services Series 2014B (A2/A)
7,970,000	5.000		10/01/2044	7,773,709
California Health Facilities Financing Authority Refunding RB Lucile Salter Packard Children’S Hospital At Stanford 2022 Series A Forward Delivery (A1/A+)
2,250,000	4.000		05/15/2051	1,948,154
California Infrastructure & Economic Development Bank for Brightline West Passenger Rail Project Series RB Series 2020A (Aaa/NR)
19,400,000	3.650	(a)(b)(e)	01/01/2050	19,281,489
California Infrastructure & Economic Development Bank RB Refunding for Museum Associates Series 2021 A (A3/NR)
4,500,000	1.200	(a)(b)	12/01/2050	3,781,166
California Infrastructure & Economic Development Bank RB Series A (A3/A-)
1,095,000	4.000		05/01/2039	984,994
California Infrastructure & Economic Development Bank RB Series B (A3/A-)
3,790,000	4.000		05/01/2039	3,409,250
1,755,000	4.000		05/01/2040	1,553,627
2,140,000	4.000		05/01/2041	1,881,448
California Municipal Finance Authority RB for Community Medical Centers Series 2017 A (A3/BBB+)
1,300,000	5.000		02/01/2034	1,318,690
1,150,000	5.000		02/01/2035	1,161,138
325,000	5.000		02/01/2042	324,337
1,575,000	5.000		02/01/2047	1,555,692
California Municipal Finance Authority RB for The Learning Choice Academy Series 2021 A (NR/BBB-)
630,000	4.000		07/01/2031	586,893
1,830,000	4.000		07/01/2041	1,470,906
California Municipal Finance Authority RB Refunding for California Lutheran University Series 2018 (Baa1/NR)
200,000	5.000		10/01/2026	202,919
200,000	5.000		10/01/2027	204,495
150,000	5.000		10/01/2028	154,238
225,000	5.000		10/01/2029	230,853
125,000	5.000		10/01/2030	128,009
225,000	5.000		10/01/2031	229,989
225,000	5.000		10/01/2032	229,571

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

California – (continued)

California Municipal Finance Authority RB Refunding for Claremont Graduate University Series 2020 B (NR/NR)
$430,000	5.000	%(e)	10/01/2034	$420,403
1,125,000	5.000	(e)	10/01/2039	1,043,068
1,035,000	5.000	(e)	10/01/2049	903,275
California Municipal Finance Authority Revenue Refunding Bonds for Eisenhower Medical Center Series 2017A (Baa2/NR)
4,225,000	5.000		07/01/2047	3,929,738
California Municipal Finance Authority Senior Lien RB for Linxs APM Project Series 2018A (NR/NR)
860,000	5.000		12/31/2023	859,844
800,000	5.000		12/31/2024	801,191
2,570,000	5.000		12/31/2026	2,596,401
2,005,000	5.000		06/30/2027	2,032,755
3,005,000	5.000		12/31/2027	3,056,872
12,225,000	5.000		12/31/2043	11,979,761
California Municipal Finance Authority Senior Living RB for Mt. San Antonio Gardends Project Series 2022B-1 (NR/NR)
425,000	2.750		11/15/2027	405,320
California Municipal Finance Authority Senior Living RB for Mt. San Antonio Gardends Project Series 2022B-2 (NR/NR)
720,000	2.125		11/15/2026	695,956
California Municipal Finance Authority Solid Waste Disposal Refunding RB Republic Services, Inc. Project Series 2021A (NR/BBB+/A-2)
8,330,000	4.100	(a)(b)(g)	07/01/2041	8,329,809
California Municipal Finance Authority Special Facility RB For United Airlines International Airport Project Series 2019 (NR/BB-)
3,000,000	4.000		07/15/2029	2,871,098
California Municipal Finance Authority Student Housing RB for Bowles Hall Foundation Series 2015 A (Baa3/NR)
400,000	5.000		06/01/2035	398,924
California Pollution Control Financing Authority RB for American Water Capital Corp. Project Series 2020 (NON-AMT) (Baa1/A)
1,625,000	3.700	(a)(b)	08/01/2040	1,580,893
California Pollution Control Financing Authority RB Refunding for Waste Management, Inc. Series 2015 B-1 (NR/A-/A-2)
4,130,000	3.000		11/01/2025	3,983,757
California Pollution Control Financing Authority Solid Waste Disposal RB for Rialto Bioenergy Facility LLC Project Series 2019 (NR/NR)
11,745,000	7.500	(e)	12/01/2040	7,046,897
California Pollution Control Financing Authority Solid Waste Disposal Refunding RB for Waste Management Project Series 2015A-3 (NR/A-/A-2)
4,205,000	4.300		07/01/2040	4,077,679
California Pollution Control Financing Authority VRD Solid Waste RB Series 2001A (NR/A-/A-2)
1,250,000	2.500	(a)(b)	07/01/2031	1,236,154
California Pollution Control Financing Authority VRD Solid Waste RB Series 2003A (NR/A-/A-2)
3,500,000	2.500	(a)(b)	11/01/2038	3,461,232
California Pollution Control Financing Authority Water Furnishing RB for Poseidon Resources Desalination Project Series 2012 (Baa3/NR)
5,875,000	5.000	(e)	07/01/2037	5,874,381

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

California – (continued)

California Pollution Control Financing Authority Water Furnishing RB for Poseidon Resources Desalination Project Series 2023 (Baa3/NR)
$2,750,000	5.000	%(e)	07/01/2034	$2,844,152
3,000,000	5.000	(e)	07/01/2035	3,078,945
California Pollution Control Financing Authority Water Furnishing RB for Poseidon Resources LP Desalination Project Series 2012 (Baa3/NR)
13,845,000	5.000	(e)	07/01/2030	13,864,905
California Pollution Control Financing Authority Water Furnishing RB for Poseidon Resources LP Desalination Project Series 2012 (AMT) (Baa3/NR)
1,440,000	5.000	(e)	11/21/2045	1,369,605
California Pollution Control Financing Authority Water Furnishing RB Refunding for San Diego County Water Desalination Project Series 2019 (Baa3/NR)
445,000	5.000	(e)	07/01/2024	447,879
1,330,000	5.000	(e)	07/01/2029	1,364,098
California Public Finance Authority RB for Excelsior Charter School Project Series 2020 A (NR/NR)
1,000,000	5.000	(e)	06/15/2040	914,070
California School Finance Authority Charter School RB for Citizens of the World Obligated Group Series 2022A (NR/BB-)
760,000	6.250	(e)	04/01/2052	718,596
California School Finance Authority Charter School RB for Classical Academies Oceanside Project Series 2022A (NR/BBB-)
900,000	5.000	(e)	10/01/2042	849,039
California School Finance Authority Charter School RB for Classical Academies Vista Project Series 2021 (NR/BBB-)
450,000	4.000	(e)	10/01/2046	352,225
California School Finance Authority Charter School RB for Hawking Steam Charter School Project Series 2022 (NR/BB+)
950,000	5.250	(e)	07/01/2052	875,996
California School Finance Authority Charter School RB for Lighthouse Community Public School Obligated Group Series 2022A (NR/NR)
1,000,000	6.250	(e)	06/01/2042	1,009,366
California School Finance Authority Charter School RB Orange County Educational Arts Academy Project Series 2023A (NR/NR)
545,000	5.000	(e)	06/01/2033	527,921
California School Finance Authority Charter School Refunding RB Partnerships To Uplift Communities Project Series 2023 Social Bonds (NR/BB+)
615,000	5.000	(e)	08/01/2033	614,248
California School Finance Authority RB for Classical Academy Obligated Group Series 2020 A (NR/BBB-)
195,000	3.000	(e)	10/01/2030	172,887
500,000	5.000	(e)	10/01/2040	478,881
California School Finance Authority RB for Classical Academy Obligated Group Series 2021 A (NR/BBB-)
290,000	2.000	(e)	10/01/2025	272,358
435,000	3.000	(e)	10/01/2031	379,311
California School Finance Authority RB for Fenton Charter Public Schools Series 2020 A (NR/BB+)
1,280,000	4.000	(e)	07/01/2030	1,214,626
1,250,000	5.000	(e)	07/01/2040	1,173,509

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

California – (continued)

California School Finance Authority RB for iLEAD Lancaster Series 2021 A (ST INTERCEPT) (NR/NR)
$435,000	5.000	%(e)	06/01/2041	$390,171
California School Finance Authority RB for Santa Clarita Valley International Charter School Series 2021 B (NR/NR)
400,000	4.875	(e)	06/01/2027	373,768
California School Finance Authority RB Refunding Series 2016 (NR/BBB)
3,925,000	5.000	(e)	08/01/2046	3,614,488
California School Finance Authority School Facility Refunding RB Value Schools, Series 2023A (ST INTERCEPT) (NR/BBB-)
930,000	5.000	(e)	07/01/2033	933,714
California State Various Purpose GO Bonds Series 2017 (Aa2/AA-)
1,250,000	5.000		08/01/2046	1,272,367
California Statewide Communities Development Authority Community Facilities District No. 2007-01 Special Tax Refunding for Orinda Wilder Project Series 2015 (NR/NR)
125,000	5.000		09/01/2030	126,363
130,000	5.000		09/01/2037	130,474
California Statewide Communities Development Authority Community Facilities District No. 2018-02 Special Tax for Improvement Area No. 1 Series 2020 (NR/NR)
1,375,000	7.250	(e)	09/01/2050	1,229,572
California Statewide Communities Development Authority Community Facilities District No. 2020-02 Special Tax for Improvement Area No. 1 Series 2021 (NR/NR)
625,000	4.000		09/01/2041	538,747
530,000	4.000		09/01/2051	425,879
California Statewide Communities Development Authority Infrastructure Program RB for Pacific Highlands Ranch Series 2019 (NR/NR)
875,000	5.000		09/02/2034	903,297
595,000	5.000		09/02/2039	598,934
California Statewide Communities Development Authority Infrastructure Program Special Assessment Bonds Series 2018 B (NR/NR)
2,630,000	5.000		09/02/2033	2,705,568
875,000	5.000		09/02/2038	882,069
350,000	5.000		09/02/2043	347,359
1,040,000	5.000		09/02/2048	1,013,522
California Statewide Communities Development Authority Infrastructure Programme Special Assessment Bonds Series 2019 A (NR/NR)
3,313,000	5.000		09/02/2029	3,387,229
California Statewide Communities Development Authority Infrastructure Programme Special Assessment Bonds Series 2019 B (NR/NR)
670,000	4.000		09/02/2024	665,560
1,500,000	5.000		09/02/2034	1,548,510
California Statewide Communities Development Authority RB for Lancer Educational Housing LLC Project Series 2019 A (NR/NR)
550,000	3.000	(e)	06/01/2029	487,807
California Statewide Communities Development Authority RB for Loma Linda University Medical Center Series 2014A (NR/BB)
2,975,000	5.250		12/01/2044	2,792,721

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

California – (continued)

California Statewide Communities Development Authority RB for Marin General Hospital Obligated Group Series 2018 A (NR/BBB)
$300,000	5.000%		08/01/2029	$305,321
315,000	5.000		08/01/2030	320,535
California Statewide Communities Development Authority RB for NCCD-Hooper Street LLC Project Series 2019 (NR/B)
300,000	5.000	(e)	07/01/2024	300,324
900,000	5.000	(e)	07/01/2029	887,142
California Statewide Communities Development Authority RB Refunding for Front Porch Communities & Services Series 2017 A (NR/A-)
150,000	5.000		04/01/2030	152,180
70,000	5.000		04/01/2031	71,034
385,000	4.000		04/01/2032	368,908
455,000	4.000		04/01/2034	431,765
California Statewide Communities Development Authority RB Refunding for Front Porch Communities & Services Series 2021 A (NR/A-)
3,235,000	3.000		04/01/2037	2,592,215
California Statewide Communities Development Authority RB Refunding for Loma Linda University Medical Center Series 2014 A (NR/BB)
8,910,000	5.500		12/01/2054	8,667,947
California Statewide Communities Development Authority RB Refunding for Loma Linda University Medical Center Series 2014 B (NR/BB)
7,000,000	6.000		12/01/2024	6,922,318
California Statewide Communities Development Authority RB Refunding for Loma Linda University Medical Center Series 2016 A (NR/BB)
1,725,000	5.000	(e)	12/01/2031	1,724,907
California Statewide Communities Development Authority Special Assessment Bond Series 2020 (NR/NR)
1,455,000	4.000		09/02/2028	1,407,108
1,250,000	5.000		09/02/2040	1,255,573
California Statewide Communities Development Authority Special Assessment Bonds Series 2018 C (NR/NR)
1,200,000	5.000		09/02/2038	1,209,695
1,500,000	5.000		09/02/2048	1,461,811
California Statewide Communities Development Authority Special Assessment for Statewide Community Infrastructure Program Series 2019 C (NR/NR)
355,000	4.000		09/02/2024	352,585
1,015,000	4.000		09/02/2029	991,798
California Statewide Communities Development Authority Special Tax Bonds Series 2022 (NR/NR)
450,000	5.125		09/01/2042	431,133
California Statewide Communities Development Authority Student Housing RB for University of California Irvine East Campus Apartments, Phase IV-A CHF-Irvine, LLC Series 2017 (Baa1/NR)
5,175,000	5.000		05/15/2042	5,125,242
1,800,000	5.000		05/15/2047	1,744,124
California Statewide Communities Development Authority Student Housing Refunding RB for University of California Irvine East Campus Apartments Series 2016 (Baa1/NR)
1,175,000	5.000		05/15/2040	1,176,076

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

California – (continued)

California Statewide Community Development Authority Pollution Control Refunding RB 2010 Series A (A2/A-)
$3,990,000	1.750%		09/01/2029	$3,221,805
California Statewide Financing Authority Tobacco Settlement RB Capital Appreciation for Turbo Pooled Program Series 2006 B (NR/NR)
22,510,000	0.000	(f)	06/01/2046	3,218,516
CFD No. 2016-1 of The Root Creek Water District Improvement Area No. 2 Series 2023 Special Tax Bonds (NR/NR)
1,000,000	5.000		09/01/2048	913,268
Chino Public Financing Authority Tax Exempt RB Series 2019 A (NR/NR)
245,000	4.000		09/01/2027	239,695
250,000	4.000		09/01/2028	242,731
165,000	3.000		09/01/2037	123,930
170,000	3.000		09/01/2038	124,028
175,000	3.000		09/01/2039	125,215
180,000	3.000		09/01/2040	125,844
620,000	3.125		09/01/2044	418,734
Citrus Community College District GO Bonds Capital Appreciation for Election of 2004 Series 2009 C (Aa1/AA)
3,500,000	0.000	(f)	06/01/2034	2,227,593
City & County of San Francisco Community Facilities District No. 2016-1 Special Tax Bonds Series 2020 (NR/NR)
600,000	4.000		09/01/2042	498,490
City & County of San Francisco Community Facilities District No. 2016-1 Special Tax Bonds Series 2021 (NR/NR)
825,000	4.000		09/01/2041	694,909
City & County of San Francisco Special Tax District No. 2020-1 for Mission Rock Facilities and Services Series 2021 A (NR/NR)
100,000	4.000	(e)	09/01/2026	97,363
150,000	4.000	(e)	09/01/2031	140,769
650,000	4.000	(e)	09/01/2036	571,245
City of Alameda Community Facilities District 2023 Special Tax Bonds (NR/NR)
575,000	5.000		09/01/2048	498,199
City of Beaumont CFD No. 2016-3 Sundance 2023 Special Tax Bonds (NR/NR)
500,000	5.000		09/01/2048	458,506
City of Chino CA Community Facilities District No. 2003-3 Special Tax for Improvement Area No. 7 Series 2020 (NR/NR)
1,125,000	4.000		09/01/2029	1,086,804
1,275,000	4.000		09/01/2032	1,208,755
485,000	4.000		09/01/2040	417,460
City of Chino Community Facilities Improvement Area Special Tax Bonds Series 2022 (NR/NR)
2,000,000	5.250		09/01/2042	1,949,938
2,000,000	5.375		09/01/2047	1,943,136
City of Chino Public Financing Authority Local Agency Refunding Bonds Series 2019A (NR/NR)
225,000	4.000		09/01/2025	222,513
City of Fairfield Community Facilities District No. 2019-1 for Improvement Area No. 1 Series 2020 A (NR/NR)
940,000	5.000	(e)	09/01/2035	956,906
City of Los Angeles Department of Airports International Airport Series RB 2022 Series G (Aa2/AA)
3,750,000	5.000		05/15/2026	3,830,458

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)

California – (continued)

City of Los Angeles Department of Airports International Airport Subordinate RB 2018 Series F (Aa3/AA-)
$4,000,000	4.000%	05/15/2049	$3,405,950
City of Los Angeles Department of Airports International Airport Subordinate RB 2019 Series F (AMT) (Aa3/AA-)
1,000,000	5.000	05/15/2039	1,008,754
City of Los Angeles Department of Airports International Airport Subordinate RB 2023 Series A (Aa3/AA-)
5,000,000	5.000	05/15/2035	5,259,360
2,350,000	5.000	05/15/2036	2,448,817
1,250,000	5.000	05/15/2037	1,288,907
1,255,000	5.000	05/15/2038	1,281,610
City of Los Angeles Department of Airports International Airport Subordinate Refunding RB 2023 Series A (AMT) (Aa3/AA-)
1,500,000	5.000	05/15/2026	1,529,572
City of Los Angeles, LAX Subordinate RB 2022 Series A (Aa3/AA-)
9,155,000	4.000	05/15/2038	8,480,315
City of Newport Beach Assessment District No. 124 Limited Obligation Improvement Bonds 2023 Series A (NR/NR)
625,000	4.125	09/02/2038	573,995
725,000	5.000	09/02/2043	724,041
City of Ontario CA Community Facilities District No. 43 Special Tax Bonds Series 2020 (NR/NR)
250,000	4.000	09/01/2026	244,864
330,000	4.000	09/01/2030	313,930
150,000	3.000	09/01/2038	108,789
160,000	3.000	09/01/2039	113,467
City of Oroville RB for Oroville Hospital Series 2019 (NR/B)
1,140,000	5.000	04/01/2024	894,911
1,325,000	5.000	04/01/2027	862,420
1,000,000	5.000	04/01/2029	625,589
1,250,000	5.000	04/01/2030	767,207
1,500,000	5.000	04/01/2031	918,010
City of Palm Desert Community Facilities District No. 2005-1 Special Tax Refunding Bonds Series 2021 A (NR/NR)
165,000	4.000	09/01/2030	156,965
190,000	4.000	09/01/2033	176,929
225,000	4.000	09/01/2036	201,634
City of Palm Desert Section 29 Assessment District No. 2004-02 Special Assessment Refunding Bonds Series 2021 (NR/NR)
570,000	4.000	09/02/2026	557,079
800,000	4.000	09/02/2031	755,265
City of Rancho Cordova Sunridge Anatolia Community Facilities District Special Tax Bonds Series 2016 (NR/NR)
1,280,000	4.000	09/01/2029	1,243,624
500,000	4.000	09/01/2030	479,626
City of Rocklin Community Facilities District No. 10 Special Tax Bonds Series 2019 (NR/NR)
100,000	5.000	09/01/2026	101,061
100,000	5.000	09/01/2027	101,487
95,000	5.000	09/01/2028	96,450
95,000	5.000	09/01/2029	96,181
135,000	5.000	09/01/2031	136,491
245,000	5.000	09/01/2032	247,699
225,000	5.000	09/01/2033	227,426
145,000	5.000	09/01/2034	146,592
150,000	5.000	09/01/2035	151,431
680,000	5.000	09/01/2036	684,796

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

California – (continued)

City of Rocklin Community Facilities District No. 10 Special Tax Bonds Series 2019 (NR/NR) – (continued)
$270,000	5.000%		09/01/2037	$271,181
245,000	5.000		09/01/2038	245,597
485,000	5.000		09/01/2039	485,510
City of Roseville CA ST Series 2019 (NR/NR)
80,000	4.000		09/01/2024	79,527
150,000	4.000		09/01/2025	148,342
275,000	5.000		09/01/2026	279,957
210,000	5.000		09/01/2027	215,914
160,000	5.000		09/01/2028	165,560
170,000	5.000		09/01/2029	176,478
110,000	5.000		09/01/2030	113,880
City of Roseville Creekview Community Facilities District No. 1 Improvement Area No. 2 Special Tax Bonds Series 2023 (NR/NR)
500,000	5.000		09/01/2038	470,761
City of Roseville Special Tax for SVSP Westpark-Federico Community Facilities District No. 1 Series 2019 (NR/NR)
325,000	3.000		09/01/2029	289,145
815,000	5.000		09/01/2034	839,214
445,000	5.000		09/01/2039	445,225
City of Roseville Special Tax Villages at Sierra Vista Community Facilities District No. 1 Series 2020 (NR/NR)
70,000	4.000		09/01/2024	69,500
95,000	4.000		09/01/2026	93,326
65,000	5.000		09/01/2030	66,612
190,000	4.000		09/01/2032	179,731
225,000	4.000		09/01/2034	210,341
265,000	4.000		09/01/2036	240,523
305,000	4.000		09/01/2038	266,693
330,000	4.000		09/01/2040	281,065
City of Roseville, California Creekview Community Facilities District No. 1 Improvement Area No. 2 Special Tax Bonds Series 2023 (NR/NR)
500,000	5.000		09/01/2043	459,169
City of Sacramento Natomas Meadows Community Facilities District No. 2007-01 Special Tax Bonds for Improvement Area No. 1 Series 2017 (NR/NR)
440,000	4.000	(e)	09/01/2028	433,459
City of San Francisco Airport Commission International Airport Second Series RB Series 2018E (A1/A+)
4,650,000	5.000		05/01/2048	4,754,162
City of San Francisco Airport Commission International Airport Second Series RB Series 2019A (A1/A+)
26,310,000	5.000		05/01/2049	26,090,427
City of San Jose, California Airport Revenue Refunding Bonds Series 2017A (A2/A)
4,110,000	5.000		03/01/2047	4,031,093
City of Santa Paula Special Tax for Harvest Community Facilities District No. 1 Series 2020 (NR/NR)
600,000	5.000		09/01/2035	610,791
1,000,000	5.000		09/01/2040	982,889
City of Stockton Community Facilities District No. 2005-1 Special Tax Bonds Series 2019 (NR/NR)
320,000	2.000		09/01/2024	307,830
330,000	2.250		09/01/2026	298,284
350,000	2.375		09/01/2028	303,192
380,000	2.750		09/01/2031	318,080

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

California – (continued)

City of Stockton Community Facilities District No. 2005-1 Special Tax Bonds Series 2019 (NR/NR) – (continued)
$405,000	3.000%		09/01/2033	$335,637
415,000	3.000		09/01/2034	341,034
270,000	3.000		09/01/2035	217,329
900,000	3.125		09/01/2037	691,423
740,000	3.125		09/01/2039	545,407
810,000	3.250		09/01/2041	585,599
City of Upland Community Facilities District No. 2015-1 Special Tax Improvement Area No.1 Series 2019 B (NR/NR)
95,000	3.125		09/01/2037	75,128
700,000	3.250		09/01/2041	516,092
585,000	3.500		09/01/2049	417,078
Commerce Community Development Commission Successor Agency Tax Allocation Refunding Series 2016 A (AGM) (NR/AA)
275,000	3.125		08/01/2035	237,458
Community Facilities District of the Menifee Union School District Improvement Area Special Tax Bonds (NR/NR)
850,000	5.000		09/01/2042	809,641
County of El Dorado CA Community Facilities District No. 2018-1 Bass Lake Hills Special Tax Bonds Series 2019 (NR/NR)
450,000	5.000		09/01/2034	461,341
725,000	5.000		09/01/2039	726,245
County of Los Angeles CA Community Facilities District NO 2021-01 (NR/NR)
2,250,000	5.000		09/01/2047	2,095,122
County of Sacramento RB Refunding for Airport System Series 2018 C (A2/A+)
1,745,000	5.000		07/01/2039	1,752,239
Dublin Community Facilities District No. 2015-1 Improvement Area No. 1 Special Tax Series 2017 (NR/NR)
1,000,000	5.000		09/01/2027	1,013,015
East Garrison Public Finance Authority Special Tax for East Garrison Project Series 2019 (NR/NR)
395,000	3.125		09/01/2044	265,118
1,630,000	3.125		09/01/2049	1,036,964
Eastern Foothill Transportation Corridor Agency Senior Lien Toll Road Refunding RB Series 2021A (Baa2/A)
3,255,000	4.000		01/15/2046	2,905,472
Folsom Ranch Financing Authority Special Tax for City of Folsom Community Facilities District No. 21 Series 2021 (NR/NR)
415,000	4.000		09/01/2046	329,924
500,000	4.000		09/01/2050	385,320
Foothill/Eastern Transportation Corridor Agency Toll Road RB Refunding RMKT 08/24/17 Series 2013 B Subseries B-1 (Baa2/A)
1,300,000	3.950		01/15/2053	1,100,649
Golden State Securitization Settlement Corp ABS Bond Series 2021 2021B-1 (NR/BBB-)
14,310,000	3.850		06/01/2050	12,979,944
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds Series 2018 A-1 (NR/NR)
22,180,000	5.000	(h)	06/01/2028	23,703,941
Golden State Tobacco Securitization Corp. Enhanced Tobacco Settlement Asset Backed Bonds Series 2015A (ST APPROP) (Aa3/A+)
13,395,000	5.000	(h)	06/01/2025	13,688,081

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

California – (continued)

Hayward Unified School District Election of 2014 GO Bonds Series 2017 (AGM) (NR/AA)
$8,000,000	4.000%		08/01/2042	$7,425,222
Improvement Area B of The City of Fillmore CFD No. 5, California Heritage Valley Parks Special Tax Bonds, 2023 Series (NR/NR)
2,370,000	5.000		09/01/2048	2,167,398
Independent Cities Finance Authority RB for City of Compton Sales Tax Series 2021 (AGM) (NR/AA)
665,000	4.000	(e)	06/01/2036	632,284
Inland Empire Tobacco Securitization Authority RB Turbo Asset-Backed Bonds Series 2019 (NR/A-)
870,000	3.678		06/01/2038	799,077
Irvine Unified School District Community Facilities District Special Tax Bonds Series 2017 D (NR/NR)
1,390,000	5.000		03/01/2057	1,346,842
Irvine Unified School District No. 09-1 Special Tax for Community Facilities Series 2017 A (NR/NR)
645,000	5.000		09/01/2025	652,006
645,000	5.000		09/01/2026	657,156
Irvine Unified School District No. 09-1 Special Tax for Community Facilities Series 2017 B (NR/NR)
475,000	5.000		09/01/2025	480,159
Irvine Unified School District No. 09-1 Special Tax for Community Facilities Series 2017 C (NR/NR)
425,000	5.000		09/01/2026	432,428
Irvine Unified School District No. 09-1 Special Tax for Community Facilities Series 2017 D (NR/NR)
180,000	4.000		09/01/2025	177,849
175,000	4.000		09/01/2026	172,057
Irvine Unified School District No. 09-1 Special Tax for Community Facilities Series 2019 A (NR/NR)
350,000	5.000		09/01/2030	364,942
305,000	5.000		09/01/2032	317,635
360,000	5.000		09/01/2034	374,302
455,000	5.000		09/01/2036	467,675
Lammersville Joint Unified School District Improvement Community Facilities District No. 2014-1 Special Tax Bonds Series 2019 (NR/NR)
775,000	5.000		09/01/2043	769,151
2,500,000	5.000		09/01/2048	2,436,352
Lammersville Joint Unified School District No. 2002 Special Tax Refunding for Community Facilities Series 2017 (AGM) (NR/AA)
3,000,000	3.500		09/01/2035	2,697,881
Lodi Unified School District GO Bonds Series 2021 (Aa2/NR)
3,300,000	3.000		08/01/2046	2,349,893
Los Angeles Department of Airports RB Senior Refunding Series 2018 B (Aa2/AA)
2,335,000	5.000		05/15/2034	2,420,148
Los Angeles Department of Airports Subordinated RB Series 2018 A (Aa3/AA-)
7,000,000	5.250		05/15/2048	7,041,492
Los Angeles Department of Airports Subordinated RB Series 2018 C (Aa3/AA-)
1,000,000	5.000		05/15/2035	1,022,167
Los Angeles Department of Airports Subordinated RB Series 2018 D (Aa3/AA-)
6,000,000	5.000		05/15/2030	6,257,240

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

California – (continued)

Los Angeles Unified School District 2014 GO Refunding Bonds Series C (Aa3/AA-)
$4,520,000	5.000%		07/01/2027	$4,559,338
Menifee Union School District Riverside County GO Bonds Capital Appreciation for Election of 2008 Series 2009 C (AGC) (Aa2/AA)
2,000,000	0.000	(f)	08/01/2037	1,060,225
4,500,000	0.000	(f)	08/01/2038	2,237,928
4,500,000	0.000	(f)	08/01/2039	2,104,860
Merced City School District GO Bonds Capital Appreciation for Election of 2003 Series 2005 (NATL) (NR/AA-)
1,205,000	0.000	(f)	08/01/2026	1,078,540
Merced-Union High School District Election of 2008 GO Bonds Series 2011 C (Aa3/NR)
2,510,000	0.000	(f)	08/01/2035	1,470,785
M-S-R Energy Authority Gas RB Series 2009 A (NR/BBB+)
3,750,000	6.500		11/01/2039	4,250,551
M-S-R Energy Authority Gas RB Series 2009 C (NR/BBB+)
3,105,000	6.125		11/01/2029	3,238,158
Mt. Diablo Unified School District GO Bonds Capital Appreciation for Election of 2010 Series 2010 A (AGM) (Aa3/AA)
5,000,000	5.750		08/01/2035	5,185,203
Northern California Gas Authority No. 1 RB for Gas Project Series 2007 B (A1/A-) (3M USD LIBOR + 0.72%)
3,380,000	4.411	(d)	07/01/2027	3,344,544
Palomar Pomerado Health GO Bonds Capital Appreciation for Election of 2004 Series 2009 A (AGC) (A1/AA)
2,150,000	0.000	(f)	08/01/2031	1,542,343
4,150,000	0.000	(f)	08/01/2032	2,840,637
3,550,000	0.000	(f)	08/01/2033	2,315,936
6,450,000	7.000		08/01/2038	7,211,125
Rancho Cordova Community Facilities District No. 2003-1 Special Tax Refunding for Sunridge Anatolia Series 2016 (NR/NR)
320,000	4.000		09/01/2024	317,884
400,000	4.000		09/01/2025	395,004
1,490,000	4.000		09/01/2026	1,465,340
305,000	4.000		09/01/2027	299,144
500,000	4.000		09/01/2028	488,461
Rialto Unified School District County of San Bernardino, California GO Bonds, Election of 2022, Series 2023 (BAM) (Aa3/AA)
3,250,000	4.000		08/01/2052	2,923,399
River Islands Public Financing Authority CFD Improvement Area Subordinate Special Tax Refunding Bonds Series 2022B-1 (NR/NR)
1,800,000	5.000		09/01/2042	1,672,234
River Islands Public Financing Authority Community Facilities District No. 2021-1 Special Tax Series 2021 (NR/NR)
875,000	4.000		09/01/2041	722,044
Riverside Unified School District Community Facilities District No. 32 Special Tax Series 2020 (NR/NR)
195,000	4.000		09/01/2027	190,437
205,000	4.000		09/01/2028	199,477
210,000	4.000		09/01/2029	202,555
220,000	4.000		09/01/2030	210,409

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

California – (continued)

Roseville California Community Facilities District No. 1 Special Tax Refunding for Fiddyment Ranch Project Series 2017 (NR/NR)
$750,000	5.000%		09/01/2025	$757,188
1,075,000	5.000		09/01/2026	1,093,494
1,000,000	5.000		09/01/2027	1,027,435
Roseville California Community Facilities District No. 5 Special Tax for Fiddyment Ranch Project Series 2019 (NR/NR)
100,000	5.000		09/01/2031	103,305
185,000	5.000		09/01/2032	191,294
165,000	5.000		09/01/2033	170,241
175,000	4.000		09/01/2034	166,028
150,000	4.000		09/01/2035	140,350
125,000	3.000		09/01/2036	98,569
470,000	5.000		09/01/2039	471,908
250,000	3.250		09/01/2041	182,926
Roseville California Community Facilities District No. 5 Special Tax for Fiddyment Ranch Project Series 2021 (NR/NR)
850,000	2.500		09/01/2037	587,687
600,000	4.000		09/01/2041	510,317
1,000,000	4.000		09/01/2050	784,482
Sacramento City Unified School District GO RB Refunding Series 2015 (AGM) (NR/AA)
1,000,000	5.000		07/01/2029	1,006,871
Sacramento County Financing Authority RB Series 2007B (NATL) (Aa3/AA-) (3M USD LIBOR + 0.55%)
21,585,000	4.350	(d)	06/01/2034	18,999,270
San Diego Community College District 2016 GO Refunding Bonds (Aa1/AAA)
5,500,000	5.000	(h)	08/01/2026	5,733,298
San Diego County Regional Airport Authority Subordinate Airport RB Series 2021B (A2/NR)
2,850,000	4.000		07/01/2039	2,606,086
San Diego Unified School District 2012 GO Refunding Bonds Series R-2 (Aa2/AA-)
4,700,000	0.000	(c)	07/01/2041	3,831,355
San Diego Unified School District GO Bonds for Election of 2008 Series 2010 C (Aa2/AA-)
5,000,000	0.000	(f)	07/01/2039	2,357,937
San Francisco City & County Airport Commission RB Refunding for San Francisco International Airport Second Series 2013 A (A1/A+)
2,000,000	5.500		05/01/2028	2,001,418
San Francisco City & County Airport Commission RB Unrefunded for San Francisco International Airport Second Series 2018 G (NR/A+)
1,300,000	5.000		05/01/2027	1,331,064
San Francisco City & County Redevelopment Financing Authority Tax Allocation for Mission Bay South Redevelopment Series 2016 C (NR/A-)
1,000,000	5.000		08/01/2033	1,037,818
San Jacinto Unified School District Financing Authority Special Tax RB Series 2019 (NR/NR)
500,000	5.000		09/01/2036	496,319
San Joaquin Hills Transportation Corridor Agency RB Refunding for Capital Appreciation Series 1997 A (NATL) (Baa2/NR)
1,715,000	0.000	(f)	01/15/2026	1,548,572

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

California – (continued)

San Joaquin Hills Transportation Corridor Agency RB Refunding for Toll Road Senior Lien Series 2014 A (NR/A)
$1,000,000	5.000	%(h)	01/15/2025	$1,018,498
State of California Various Purpose GO Refunding Bonds (Aa2/AA-)
15,915,000	4.000		09/01/2043	15,218,009
Stockton Unified School District GO Refunding Bonds Series 2016 (Aa3/A)
2,735,000	5.000		08/01/2025	2,801,269
Tobacco Securitization Authority of Southern California RB Refunding for San Diego County Tobacco Asset Securitization Corp. Series 2019 A-1 (NR/A)
885,000	5.000		06/01/2026	906,859
1,180,000	5.000		06/01/2027	1,222,839
920,000	5.000		06/01/2028	962,572
1,780,000	5.000		06/01/2029	1,880,363
1,745,000	5.000		06/01/2032	1,844,224
Tobacco Securitization Authority of Southern California RB Refunding for San Diego County Tobacco Asset Securitization Corp. Series 2019 A-1 (NR/A-)
870,000	5.000		06/01/2034	915,590
435,000	5.000		06/01/2035	455,137
870,000	5.000		06/01/2036	904,095
870,000	5.000		06/01/2039	888,822
Tobacco Securitization Authority of Southern California RB Refunding for San Diego County Tobacco Asset Securitization Corp. Series 2019 B-1 (NR/BBB-)
2,495,000	5.000		06/01/2048	2,486,418
Tobacco Securitization Authority of Southern California RB Refunding for San Diego County Tobacco Asset Securitization Corp. Series 2019 B-2 (NR/NR)
7,975,000	0.000	(f)	06/01/2054	1,456,930
Town of Tiburon Special Assessment for Assessment District No. 2017-1 Series 2021 A (NR/NR)
475,000	2.375		09/02/2041	284,795
1,050,000	2.500		09/02/2046	595,590
Transbay Joint Powers Authority Senior Tax Allocation Bonds Series 2020A (NR/NR)
1,200,000	5.000		10/01/2026	1,219,867
Transbay Joint Powers Authority Tax Allocation for Transbay Redevelopment Project Series 2020 A (NR/NR)
580,000	5.000		10/01/2029	599,583
490,000	5.000		10/01/2030	504,860
1,025,000	5.000		10/01/2031	1,050,148
880,000	5.000		10/01/2033	901,360
615,000	5.000		10/01/2035	625,579
705,000	5.000		10/01/2036	713,978
880,000	5.000		10/01/2037	886,467
880,000	5.000		10/01/2038	882,782
880,000	5.000		10/01/2039	878,160
970,000	5.000		10/01/2040	962,063
205,000	2.400		10/01/2049	205,000
1,945,000	5.000		10/01/2049	1,829,685
Washington Township Health Care District RB 2023 Series A (Baa3/NR)
825,000	5.750		07/01/2053	830,635

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

California – (continued)

West Contra Costa Unified School District GO Bonds Capital Appreciation for Election of 2002 Series 2004 C (NATL) (Baa2/AA-)
$1,175,000	0.000	%(f)	08/01/2025	$1,088,985
William S Hart Union High School District Community Facilities Dist No. 2015-1 Special Tax Bonds Series 2017 (NR/NR)
800,000	5.000		09/01/2047	776,971

				664,566,557

Colorado - 4.0%

Adams County School District No. 1 GO Taxable Refunding Bonds Series 2017 B (ST AID WITHHLDG) (Aa2/NR)
6,910,000	5.250		12/01/2040	7,064,778
Adams County School District No. 1 GO Taxable Refunding Bonds Series 2017 B (ST AID WITHHLDG) (NR/NR)
325,000	5.250	(h)	12/01/2026	339,653
Allison Valley Metropolitan District No. 2 GO Refunding Bonds Series 2020 (NR/NR)
1,425,000	4.700		12/01/2047	1,094,433
Belford North Metropolitan District GO Bonds Series 2020 A (NR/NR)
2,975,000	5.500		12/01/2050	2,493,464
Bella Mesa Metropolitan District GO Convertible Capital Appreciation Bonds Series 2020 A (NR/NR)
1,855,000	0.000	(c)(e)	12/01/2049	1,534,604
Board of Governors of Colorado State University System RB Refunding Series 2017 C (ST HGR ED INTERCEPT PROG) (NR/NR)
9,555,000	5.000	(h)	03/01/2028	10,137,072
Brighton Crossing Metropolitan District No. 4 Limited Tax GO Bonds Series 2017 A (NR/NR)
525,000	5.000		12/01/2037	490,931
Brighton Crossing Metropolitan District No. 6 GO Bonds Series 2020 A (NR/NR)
525,000	5.000		12/01/2035	477,135
1,030,000	5.000		12/01/2040	881,030
Broadway Park North Metropolitan District No. 2 GO Bonds Series 2020 (NR/NR)
1,120,000	5.000	(e)	12/01/2040	1,004,244
Buffalo Highlands Metropolitan District GO Bonds Series 2018 A (NR/NR)
1,000,000	5.250		12/01/2038	925,916
Chambers Highpoint Metropolitan District No. 2 GO Bonds Series 2021 (NR/NR)
515,000	5.000		12/01/2041	434,758
Cherry Creek Colorado School District No. 5 GO Bonds Series 2017 C (ST AID WITHHLDG) (Aa1/AA+)
3,510,000	6.000		12/15/2029	3,844,195
10,805,000	6.000		12/15/2030	11,811,705
City Center West Residential Metropolitan District No. 2 GO Bonds Senior Series 2019 A (NR/NR)
1,035,000	5.000		12/01/2049	870,372
City of Denver Airport System Subordinate RB Series 2018A (A1/A+)
11,000,000	5.250		12/01/2043	11,162,811
City of Denver Airport System Subordinate RB Series 2018A (AMT) (A1/A+)
5,000,000	5.000		12/01/2024	5,032,445

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Colorado – (continued)

City of Denver Aviation Airport System RB Series 2022D (Aa3/AA-)
$5,500,000	5.000%		11/15/2053	$5,443,500
City of Denver RB for Department of Aviation Airport System Series 2022A (AMT) (Aa3/AA-)
4,450,000	5.000		11/15/2027	4,584,209
Colorado Education & Cultural Facilities Authority Charter School RB Series 2021 (Baa3/NR)
900,000	4.000		10/01/2056	618,853
Colorado Educational & Cultural Facilities Authority RB for Aspen View Academy, Inc. Series 2021 (Baa3/NR)
150,000	4.000		05/01/2036	131,486
150,000	4.000		05/01/2041	120,589
Colorado Educational & Cultural Facilities Authority RB for Vega Collegiate Academy Series 2021 A (ST INTERCEPT) (Ba2/NR)
300,000	5.000	(e)	02/01/2034	289,193
Colorado Educational & Cultural Facilities Authority RB Refunding for Rocky Mountain Classical Academy Project Series 2019 (Ba1/NR)
1,100,000	5.000	(e)	10/01/2029	1,106,043
2,500,000	5.000	(e)	10/01/2039	2,300,684
Colorado Educational & Cultural Facilities Authority RB Refunding for STEM School & Academy Project Series 2019 (Baa3/NR)
305,000	4.000		11/01/2029	280,079
400,000	5.000		11/01/2039	361,029
Colorado Educational & Cultural Facilities Authority RB Refunding for West Ridge Academy Charter School Project Series 2019 A (MORAL OBLG) (Aa3/NR)
325,000	5.000		06/01/2049	309,277
350,000	5.000		06/01/2054	328,786
Colorado Educational and Cultural Facilities Authority Charter School RB for James Irwin Educational Foundation Project Series 2022 (NR/BBB)
650,000	5.000		09/01/2052	581,908
Colorado Educational and Cultural Facilities Authority Charter School RB for STEM School Project Series 2019 (Baa3/NR)
700,000	5.000		11/01/2049	598,601
Colorado Health Facilities Authority American Eagle Delaware Holding Company Series 2022A-1 (NR/NR)
3,040,000	6.000		07/01/2036	2,773,038
Colorado Health Facilities Authority American Eagle Delaware Holding Company Series 2022A-2 (NR/NR)
1,925,000	6.000		07/01/2031	1,830,875
Colorado Health Facilities Authority RB for Commonspirit Health Series 2019A-1 (Baa1/A-)
725,000	5.000		08/01/2027	742,417
Colorado Health Facilities Authority RB for Commonspirit Health Series 2019A-2 (Baa1/A-)
325,000	5.000		08/01/2025	327,430
550,000	5.000		08/01/2026	558,478
145,000	5.000		08/01/2037	146,799
Colorado Health Facilities Authority RB for Commonspirit Health Series 2022A (Baa1/A-)
6,400,000	5.500		11/01/2047	6,507,824
8,000,000	5.250		11/01/2052	7,827,193

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Colorado – (continued)

Colorado Health Facilities Authority RB for Parkview Medical Center, Inc. Obligated Group Series 2020 A (Baa1/NR)
$1,800,000	4.000%		09/01/2050	$1,405,779
Colorado Health Facilities Authority RB for Retirement Housing Liberty Heights Project Series 1991-B (#Aaa/AA+)
5,705,000	0.000	(f)	07/15/2024	5,522,868
Colorado Health Facilities Authority RB for Sanford Series 2019A (NR/A+)
1,225,000	5.000		11/01/2025	1,244,910
Colorado Health Facilities Authority RB for Senior Living American Eagle Portfolio Project Series 2022B-1 (NR/NR)
21,534,543	5.000	(a)	07/01/2057	15,910,015
Colorado Health Facilities Authority RB Refunding for Adventist Health System/Sunbelt Obligated Group Series 2019 A (Aa2/AA)
3,900,000	4.000		11/15/2043	3,511,404
Colorado Health Facilities Authority RB Refunding for CommonSpirit Health Obligated Group Series 2019 A-1 (Baa1/A-)
1,000,000	5.000		08/01/2030	1,032,479
270,000	5.000		08/01/2035	276,668
3,010,000	4.000		08/01/2044	2,510,411
Colorado Health Facilities Authority RB Refunding for CommonSpirit Health Obligated Group Series 2019 A-2 (Baa1/A-)
1,000,000	5.000		08/01/2035	1,024,695
2,500,000	5.000		08/01/2036	2,548,575
1,500,000	5.000		08/01/2038	1,510,678
3,035,000	5.000		08/01/2039	3,045,685
Colorado Health Facilities Authority RB Refunding for Evangelical Lutheran Good Samaritan Society Project Series 2017 (NR/NR)
1,150,000	5.000	(h)	06/01/2027	1,198,239
Colorado Health Facilities Authority RB Refunding for Sanford Obligated Group Series 2019 A (NR/A+)
1,730,000	4.000		11/01/2039	1,568,012
12,310,000	5.000		11/01/2039	12,312,280
6,105,000	5.000		11/01/2044	5,913,413
Colorado Health Facilities Authority RB Series 2019A-2 (Baa1/A-)
3,495,000	4.000		08/01/2049	2,815,114
Colorado Health Facilities Authority Revenue Refunding Bonds Series 2019A Scl Health System (Aa1/AA+)
4,000,000	4.000		01/01/2037	3,776,707
Colorado State Board of Governors University Enterprise System Revenue Refunding Bonds Series 2017 C (ST HGR ED INTERCEPT PROG) (NR/NR)
8,205,000	5.000	(h)	03/01/2028	8,704,833
Colorado State Board of Governors University Enterprise System Revenue Refunding Bonds Series 2017 C (ST HGR ED INTERCEPT PROG) (Aa2/AA)
6,100,000	5.000		03/01/2043	6,243,883
Conestoga Metropolitan District LT GO Refunding & Improvement Bonds Series 2021A3 (NR/NR)
775,000	5.250		12/01/2051	638,872
Copper Ridge Metropolitan District RB Series 2019 (NR/NR)
3,210,000	4.000		12/01/2029	2,943,861
Creekside Village Metropolitan District GO Bonds Series 2019 A (NR/NR)
889,000	5.000		12/01/2039	806,308

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Colorado – (continued)

Creekwalk Marketplace Business Improvement District LT Supported & Special Revenue Senior Bonds Series 2021A (NR/NR)
$740,000	5.000	%(e)	12/01/2029	$665,300
1,940,000	5.500	(e)	12/01/2039	1,606,080
Creekwalk Marketplace Business Improvement District RB Series 2019 A (NR/NR)
2,730,000	5.000	(e)	12/01/2029	2,467,087
3,105,000	5.500	(e)	12/01/2039	2,596,350
Denver City & County Airport RB Series 2013 A (A1/A+)
5,000,000	5.500		11/15/2029	5,002,203
Denver Colorado City & County Special Facilities Airport RB Refunding for United Air Lines, Inc. Project Series 2017 (NR/BB-)
27,295,000	5.000		10/01/2032	26,506,155
Denver Colorado Health and Hospital Authority Healthcare RB Refunding Series 2017 A (NR/BBB)
5,245,000	5.000	(e)	12/01/2026	5,311,428
5,505,000	5.000	(e)	12/01/2027	5,607,833
Denver Convention Center Hotel Authority Convention Center Hotel Senior Revenue Refunding Bonds Series 2016 (Baa2/BBB-)
1,460,000	5.000		12/01/2033	1,458,857
Denver Convention Center Hotel Authority RB Refunding Series 2016 (Baa2/BBB-)
640,000	5.000		12/01/2030	642,417
Denver Convention Center Hotel Authority Senior Revenue Refunding Bonds Series 2016 (Baa2/BBB-)
300,000	5.000		12/01/2031	300,854
Denver Health & Hospital Authority COPS Series 2018 (NR/BBB)
765,000	5.000		12/01/2024	767,986
Denver Health & Hospital Authority Healthcare Revenue Refunding Bonds Series 2017A (NR/BBB)
4,760,000	5.000	(e)	12/01/2024	4,778,578
1,000,000	5.000	(e)	12/01/2034	1,009,608
1,675,000	4.000	(e)	12/01/2035	1,471,497
2,000,000	4.000	(e)	12/01/2036	1,716,015
Denver Health & Hospital Authority RB Series 2019 A (NR/BBB)
1,880,000	5.000		12/01/2030	1,893,013
Denver Health and Hospital Authority Colorado Healthcare RB Series 2019A (NR/BBB)
1,425,000	5.000		12/01/2031	1,433,953
1,310,000	5.000		12/01/2033	1,316,872
Denver Urban Renewal Authority 9th & Colorado Urban Redevelopment Area RB Series 2018 A (NR/NR)
4,355,000	5.250	(e)	12/01/2039	4,243,620
E-470 Public Highway Authority RB Refunding Series 2010 A (AGM-CR) (A1/AA)
1,500,000	0.000	(f)	09/01/2035	872,474
E-470 Public Highway Authority RB Refunding Series 2020 A (A1/A+)
2,335,000	5.000		09/01/2036	2,476,664
E-470 Public Highway Authority RB Series 2010 A (A1/A+)
6,000,000	0.000	(f)	09/01/2040	2,484,428
Fiddler’s Business Improvement District GO Refunding Bonds Series 2022 (NR/NR)
2,800,000	5.550	(e)	12/01/2047	2,666,308

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Colorado – (continued)

First Creek Village Metropolitan District GO Bonds Series 2019 A (Ba1/NR)
$175,000	3.000%		12/01/2029	$149,242
Glen Metropolitan District GO LT Bonds Series 2021 (NR/NR)
570,000	3.750		12/01/2034	441,800
Highlands Metropolitan District No. 1 GO Bonds Series 2021 (NR/NR)
650,000	4.000		12/01/2031	537,238
Hogback Metropolitan District LT GO Bonds Series 2021A3 (NR/NR)
725,000	5.000		12/01/2041	626,529
1,550,000	5.000		12/01/2051	1,252,831
Hunters Overlook Metropolitan District No. 5 GO Bonds Series 2019 A (NR/NR)
900,000	5.000		12/01/2039	816,094
Indy Oak TOD Metropolitan District GO Bonds Series 2020 A (NR/NR)
1,070,000	5.500	(e)(h)	06/01/2025	1,088,835
Johnstown Plaza Metropolitan District LT GO Refunding and Improvement Bonds Series 2022 (NR/NR)
9,236,000	4.250		12/01/2046	6,959,256
Lanterns Metropolitan District No. 1 GO Bonds Series 2019 A (NR/NR)
1,375,000	5.000		12/01/2039	1,252,445
1,000,000	5.000		12/01/2049	858,193
Mayfield Metropolitan District GO Bonds Series 2020 A (NR/NR)
1,185,000	5.750		12/01/2050	1,082,309
Meridian Ranch Metropolitan District GO LT Bonds Series 2022 (NR/NR)
1,105,000	6.500		12/01/2042	1,037,511
Mirabelle Metropolitan District No. 2 GO Bonds Series 2020 A (NR/NR)
1,380,000	5.000		12/01/2039	1,254,984
Morgan Hill Metropolitan District GO LT Refunding & Improvement Bonds Senior Series 2021A (NR/NR)
2,940,000	3.500		12/01/2041	2,069,749
Mulberry Metropolitan District LT GO Bonds Series 2022A (NR/NR)
2,450,000	7.000		12/01/2052	2,401,959
North Holly Metropolitan District Limited Tax GO Bonds Series 2018 A (NR/NR)
500,000	5.500		12/01/2048	451,240
Northglenn Urban Renewal Authority Tax Allocation for Urban Renewal Plan 2 Series 2019 (NR/BBB-)
160,000	4.000		12/01/2023	159,854
175,000	4.000		12/01/2024	173,963
100,000	4.000		12/01/2025	98,785
315,000	4.000		12/01/2026	310,090
290,000	4.000		12/01/2029	279,168
205,000	4.000		12/01/2030	195,062
225,000	4.000		12/01/2031	211,364
Peak Metropolitan District No. 1 GO Bonds Series 2021 A (NR/NR)
500,000	4.000	(e)	12/01/2035	402,544
500,000	5.000	(e)	12/01/2041	434,130
Pinon Pines Metropolitan District No. 2 GO Bonds Series 2020 (NR/NR)
925,000	5.000		12/01/2040	831,233

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Colorado – (continued)

Pomponio Terrace Metropolitan District GO Bonds Series 2019 A (NR/NR)
$650,000	5.000%		12/01/2049	$559,226
Powhaton Road Metropolitan District No. 2 GO Bonds Series 2019 A (NR/NR)
1,000,000	5.625	(h)	12/01/2023	1,031,785
Public Authority Colorado Energy RB for Natural Gas Purchase Series 2008 (A1/A-)
2,000,000	6.250		11/15/2028	2,093,084
Raindance Metropolitan District No. 2 GO Bonds Series 2019 A (NR/NR)
5,000,000	5.000		12/01/2039	4,515,590
Rampart Range Metropolitan District No. 5 RB Series 2021 (NR/NR)
1,250,000	4.000		12/01/2036	1,001,073
2,000,000	4.000		12/01/2041	1,467,920
Reata Ridge Village Metropolitan District No. 2 GO Bonds Series 2019 A (NR/NR)
899,000	5.000		12/01/2049	769,118
Regional Transportation Distrcit Private Activity Bonds for Denver Transit Partners Eagle P3 Project Series 2020 (Baa1/NR)
450,000	5.000		07/15/2028	465,509
715,000	5.000		01/15/2029	741,220
400,000	5.000		07/15/2029	415,798
500,000	5.000		01/15/2030	520,323
350,000	5.000		07/15/2030	365,173
Ritoro Metropolitan District GO Bonds Series 2019 A (NR/NR)
850,000	5.000		12/01/2049	732,437
Second Creek Farm Metropolitan District No. 3 GO Bonds Series 2019 A (NR/NR)
2,875,000	5.000		12/01/2039	2,606,990
Serenity Ridge Metropolitan District No. 2 GO Refunding & Improvement Bonds Series 2018 A (NR/NR)
386,000	4.500	(h)	12/01/2023	397,714
Sky Ranch Community Authority Board District No. 1 RB Senior Lien Series 2019 A (NR/NR)
1,240,000	5.000		12/01/2049	1,117,963
South Sloan’s Lake Metropolitan District No. 2 GO Improvement Bonds Series 2019 (AGM) (Baa1/AA)
75,000	5.000		12/01/2025	76,154
190,000	5.000		12/01/2026	194,541
150,000	5.000		12/01/2027	154,986
235,000	5.000		12/01/2028	245,003
175,000	5.000		12/01/2029	183,640
300,000	4.000		12/01/2030	298,279
300,000	4.000		12/01/2031	297,793
375,000	4.000		12/01/2032	374,282
220,000	4.000		12/01/2034	217,398
South Timnath Metropolitan District No. 1 GO Limited Taxable Bonds Series 2019 A (NR/NR)
500,000	5.500		12/01/2048	418,985
Southlands Metropolitan District No. 1 GO Refunding Bonds Series 2017 A-1 (Ba1/NR)
1,000,000	5.000		12/01/2037	937,234
Southlands Metropolitan District No. 1 GO Refunding Bonds Series 2017 A-2 (Ba1/NR)
100,000	3.500		12/01/2027	91,595
115,000	5.000		12/01/2037	107,782
325,000	5.000		12/01/2047	285,291

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Colorado – (continued)

St. Vrain Lakes Metropolitan District No. 2 Limited Tax GO Bonds Series 2017 A (NR/NR)
$1,000,000	5.000%		12/01/2037	$931,576
Sterling Hills West Metropolitan District GO Refunding Bonds Series 2017 (A3/NR)
350,000	5.000		12/01/2032	361,633
Sterling Ranch Community Authority Board RB Refunding for Sterling Ranch Colorado Metropolitan District No. 2 Series 2020 A (NR/NR)
1,805,000	3.750		12/01/2040	1,444,855
The Village Metropolitan District GO Refunding Bonds Series 2020 (NR/NR)
925,000	4.150		12/01/2030	852,825
Vauxmont Metropolitan District GO Refunding Bonds Series 2020 (AGM) (NR/AA)
195,000	5.000		12/01/2026	200,825
205,000	5.000		12/01/2027	213,405
210,000	5.000		12/01/2028	220,435
210,000	5.000		12/01/2029	222,127
215,000	5.000		12/01/2030	226,757
230,000	5.000		12/01/2031	242,529
250,000	5.000		12/01/2032	263,618
255,000	5.000		12/01/2033	268,636
285,000	5.000		12/01/2034	299,440
100,000	5.000		12/01/2035	104,493
Vauxmont Metropolitan District Limited Tax Convertible to Unlimited Tax GO Refunding Bonds Series 2019 (AGM) (NR/AA)
115,000	5.000		12/15/2023	115,141
135,000	5.000		12/15/2026	139,299
125,000	5.000		12/15/2027	130,216
125,000	5.000		12/15/2028	130,231
125,000	5.000		12/15/2029	130,185
125,000	5.000		12/15/2030	130,200
135,000	5.000		12/15/2031	140,584
160,000	5.000		12/15/2032	166,560
Vauxmont Metropolitan District Senior LT GO Special Revenue Refunding Bonds Series 2020 (AGM) (NR/AA)
200,000	5.000		12/01/2024	201,953
180,000	5.000		12/01/2025	183,515
West Meadow Metropolitan District Town of Fraser, Grand County, Colorado LT GO Senior Bonds Series 2023A (NR/NR)
1,000,000	6.000	(e)	12/01/2038	988,155
Westerly Metropolitan District No. 4 GO Bonds Series 2021 A (NR/NR)
1,000,000	5.000		12/01/2040	868,524
Wild Plum Metropolitan District GO Bonds Series 2019 A (NR/NR)
595,000	5.000	(h)	12/01/2024	617,071
Wildwing Metropolitan District No. 5 GO Refunding & Improvement Bonds Series 2018 A (NR/NR)
1,230,000	5.375		12/01/2048	1,100,003

				322,084,191

Connecticut - 1.2%

City of New Haven GO Bonds Series 2018 A (NR/BBB+)
450,000	5.000		08/01/2026	458,614
965,000	5.000		08/01/2027	990,238
1,165,000	5.000		08/01/2028	1,200,996

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Connecticut – (continued)

City of New Haven GO Bonds Series 2018 A (NR/BBB+) – (continued)
$750,000	5.500%		08/01/2029	$793,629
350,000	5.500		08/01/2030	368,424
525,000	5.500		08/01/2031	550,480
500,000	5.500		08/01/2032	524,346
405,000	5.500		08/01/2033	424,822
City of New Haven GO Refunding Bonds Series 2019 B (AGM) (A1/AA)
600,000	5.000		02/01/2027	615,994
600,000	5.000		02/01/2028	622,829
City of New Haven GO Refunding Bonds Series B (AGM) (A1/AA)
450,000	5.000		02/01/2030	474,786
City of Stamford Housing Authority RB Anticipation Notes for Dogwoods Project Series 2022 (NR/NR)
1,500,000	11.000	(e)	12/01/2027	1,577,198
Connecticut Health & Educational Facilities Authority RB for University of Hartford Series N (NR/BB+)
375,000	5.000		07/01/2024	373,430
Connecticut State GO Bonds Series 2018 C (Aa3/AA-)
680,000	5.000		06/15/2028	722,592
Connecticut State GO Refunding Bonds Series 2017 B (Aa3/AA-)
5,000,000	5.000		04/15/2028	5,301,088
Connecticut State Health & Educational Facilities Authority RB for McLean Affiliates Obligated Group Series 2020 A (NR/NR)
400,000	5.000	(e)	01/01/2030	382,355
Connecticut State Health & Educational Facilities Authority RB Refunding for The University of Hartford Series 2019 (NR/BB+)
575,000	5.000		07/01/2026	567,863
440,000	5.000		07/01/2027	434,654
530,000	5.000		07/01/2028	523,145
485,000	5.000		07/01/2029	477,364
875,000	5.000		07/01/2030	858,748
645,000	5.000		07/01/2031	630,785
575,000	5.000		07/01/2032	559,479
475,000	5.000		07/01/2033	459,662
450,000	5.000		07/01/2034	432,949
870,000	4.000		07/01/2039	682,980
Great Pond Improvement District RB for Great Pond Phase 1 Project Series 2019 (NR/NR)
3,645,000	4.750	(e)	10/01/2048	3,149,807
Hartford County Metropolitan District GO Bonds Series 2016 C (AGM) (Aa2/AA)
5,540,000	5.000		11/01/2026	5,750,246
Mohegan Tribal Finance Authority Tribal RB Economic Development Bonds Series 2015 (NR/CCC+)
3,750,000	7.000	(e)	02/01/2045	3,671,709
State of Connecticut GO Bonds 2020 Series A (Aa3/AA-)
5,000,000	4.000		01/15/2036	4,955,095
State of Connecticut GO Bonds Series 2018 (Aa3/AA-)
1,770,000	5.000		06/15/2027	1,854,021
755,000	5.000		06/15/2029	801,786
State of Connecticut GO Unlimited Bonds Series 2019 A (Aa3/AA-)
1,500,000	5.000		04/15/2025	1,524,371
135,000	5.000		04/15/2028	143,129
1,000,000	5.000		04/15/2035	1,058,527

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Connecticut – (continued)

State of Connecticut GO Unlimited Bonds Series 2019 A (Aa3/AA-) – (continued)
$1,000,000	5.000%		04/15/2036	$1,050,656
1,000,000	5.000		04/15/2039	1,033,732
State of Connecticut Health & Educational Facilities Authority RB Series B (A1/AA-)
2,290,000	1.800	(a)(b)	07/01/2049	2,236,948
State of Connecticut Health and Educational Facilities Authority for Yale University Issue RB Series U-2 (Aaa/AAA)
15,000,000	1.100	(a)(b)	07/01/2033	14,341,978
State of Connecticut Health and Educational Facilities Authority RB for University of Hartford 2022 Series P (NR/BB+)
2,285,000	5.375		07/01/2052	1,962,691
State of Connecticut State Revolving Fund RB Series 2017 A (Aaa/AAA)
9,655,000	5.000		05/01/2036	10,015,546
State of Connecticut State Revolving Fund RB Series 2019 A (Aaa/AAA)
4,000,000	5.000		02/01/2033	4,283,458
8,640,000	5.000		02/01/2037	9,094,733
6,295,000	5.000		02/01/2039	6,557,481
Steel Point Infrastructure Improvement District Tax Allocation for Steelpointe Harbor Project Series 2021 (NR/NR)
480,000	4.000	(e)	04/01/2036	414,763
400,000	4.000	(e)	04/01/2041	326,871
West Haven GO Bonds Series 2017 A (Baa3/BBB)
325,000	5.000		11/01/2025	331,060
325,000	5.000		11/01/2026	334,661
325,000	5.000		11/01/2027	338,276
West Haven GO Bonds Series 2017 B (Baa3/BBB)
645,000	5.000		11/01/2024	651,368
240,000	5.000		11/01/2026	247,134

				97,139,497

Delaware - 0.3%

Delaware Economic Development Authority Charter School RB for Aspira of Delaware Charter Operations Project Series 2022A (NR/BB)
370,000	3.000		06/01/2032	300,664
450,000	4.000		06/01/2042	339,751
Delaware Economic Development Authority Charter Schools RB Series 2021 (NR/BBB+)
1,425,000	4.000		09/01/2041	1,206,132
Delaware Health Facilities Authority RB for Beebee Medical Center Project Series 2018 (NR/BBB)
760,000	5.000		06/01/2026	771,288
600,000	5.000		06/01/2029	611,686
Delaware Health Facilities Authority Revenue Refunding Bonds for Christiana Care Health System Series 2020A (Aa2/AA+)
5,000,000	5.000		10/01/2040	5,079,473
Delaware State Economic Development Authority RB for First State Montessori Academy, Inc. Series 2019 A (NR/BBB-)
345,000	4.000		08/01/2029	324,852
1,050,000	5.000		08/01/2039	978,182
Delaware State Economic Development Authority RB for Newark Charter School, Inc. Series 2020 (NR/BBB+)
530,000	4.000		09/01/2030	510,221
1,550,000	5.000		09/01/2040	1,516,633

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Delaware – (continued)

State of Delaware GO Bonds Series 2023A (Aaa/AAA)
$7,550,000	5.000%		05/01/2036	$8,321,638
Town of Bridgeville Special Tax Refunding for Heritage Shores Special Development District Series 2020 (Baa3/NR)
514,000	4.000		07/01/2024	507,846
530,000	4.000		07/01/2025	520,772
576,000	4.000		07/01/2026	560,200
638,000	4.000		07/01/2027	616,818
2,110,000	4.000		07/01/2030	1,966,657
University of Delaware RB Series 2015 (WR/AA+)
1,805,000	5.000	(h)	05/01/2025	1,839,645

				25,972,458

District of Columbia - 1.0%

District of Columbia GO Refunding Bonds Series 2017 A (Aaa/AA+)
10,000,000	5.000		06/01/2035	10,327,235
District of Columbia Income Tax Secured RB Series 2022A (Aa1/AAA)
6,000,000	5.500		07/01/2047	6,476,158
District of Columbia Metropolitan Airport Authority Airport System Revenue Refunding Bonds Series 2015A (NR/AA-)
12,000,000	5.000		10/01/2034	11,914,363
District of Columbia Private Activity RB Series 2022A (A3/NR)
1,750,000	5.500		02/28/2037	1,861,622
District of Columbia RB for International School Series 2019 (NR/BBB)
860,000	5.000		07/01/2039	826,477
District of Columbia RB for KIPP DC Obligated Group Series 2019 (NR/BBB+)
1,275,000	4.000		07/01/2039	1,129,549
District of Columbia RB Refunding for National Public Radio, Inc. Series 2020 (A2/A+)
1,250,000	2.532		04/01/2029	1,072,861
District of Columbia Water and Sewer Authority Public Utility Subordinate Lien Multimodel RB Series 2022E (Aa2/AA+)
2,875,000	3.000	(a)(b)	10/01/2057	2,722,302
Metropolitan Washington Airports Authority Airport System Revenue Refunding Bonds Series 2018A (Aa3/AA-)
6,375,000	5.000		10/01/2033	6,532,227
Metropolitan Washington Airports Authority Airport System Revenue Refunding Bonds Series 2019A (Aa3/AA-)
7,500,000	5.000		10/01/2044	7,496,308
Metropolitan Washington Airports Authority Airport System Revenue Refunding Bonds Series 2020B (Aa3/AA-)
1,555,000	5.000		10/01/2029	1,677,185
Metropolitan Washington Airports Authority Airport System Revenue Refunding Bonds, Series 2022A (AMT) (Aa3/NR)
1,100,000	5.000		10/01/2026	1,121,302
Metropolitan Washington Airports Authority Dulles Toll Road RB Refunding First Senior Lien for Dulles Metrorail and Capital Improvement Project Series 2019 A (A2/A)
1,060,000	5.000		10/01/2031	1,095,946
850,000	5.000		10/01/2033	879,037
2,570,000	5.000		10/01/2035	2,650,116
1,000,000	5.000		10/01/2037	1,021,839
1,000,000	5.000		10/01/2038	1,017,540
975,000	5.000		10/01/2039	989,637

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)

District of Columbia – (continued)

Metropolitan Washington Airports Authority Dulles Toll Road RB Series 2019 B (Baa2/A-)
$925,000	5.000%	10/01/2047	$925,869
1,550,000	4.000	10/01/2053	1,271,741
Metropolitan Washington Airports Authority Dulles Toll Road RB Series 2019 B (AGM) (A1/AA)
2,130,000	3.000	10/01/2050	1,437,675
2,960,000	4.000	10/01/2053	2,553,021
Metropolitan Washington Airports Authority Dulles Toll Road Subordinate Lien Revenue Refunding Bonds for Dulles Metrorail & Capital Improvement Projects Series 2019B (Baa2/A-)
9,000,000	4.000	10/01/2049	7,539,507
Washington Metropolitan Airports Authority Airport System Revenue Refunding Bonds Series 2015B (Aa3/AA-)
5,620,000	5.000	10/01/2035	5,639,038

			80,178,555

Florida - 12.2%

Abbott Square Community Development District Special Assessment Bonds Series 2022 (NR/NR)
915,000	5.375	06/15/2042	864,216
Aberdeen Community Development District Special Assessment Refunding Series 2020 A-1 (AGM) (NR/AA)
5,000,000	3.250	05/01/2036	4,182,686
Aberdeen Community Development District Special Assessment Refunding Series 2020 A-2 (NR/NR)
475,000	4.000	05/01/2025	468,163
Aberdeen Community Development District Special Assessment Series 2018 (NR/NR)
40,000	4.000	05/01/2024	39,803
215,000	4.500	05/01/2029	210,942
Academical Village Community Development District Special Assessment Bonds Series 2020 (NR/NR)
325,000	2.875	05/01/2025	314,271
1,420,000	3.625	05/01/2040	1,088,199
1,725,000	4.000	05/01/2051	1,246,308
Alachua County Health Facilities Authority Continuing Care Retirement Community RB Series 2022 (NR/NR)
2,250,000	4.000	10/01/2040	1,758,411
Alta Lakes Community Development District Special Assessment Bonds Series 2019 (NR/NR)
95,000	3.500	05/01/2024	94,271
Anthem Park Community Development District Special Assessment RB Refunding Senior Series 2016 A-1 (NR/A-)
360,000	2.500	05/01/2024	355,631
370,000	3.000	05/01/2025	353,436
380,000	3.000	05/01/2026	356,544
395,000	3.125	05/01/2027	366,846
Anthem Park Community Development District Special Assessment RB Refunding Subordinate Series 2016 A-2 (NR/NR)
150,000	4.250	05/01/2027	146,485
320,000	4.750	05/01/2036	299,302
Arbors Community Development District Capital Improvement RB Series 2023 (NR/NR)
600,000	4.500	05/01/2030	585,634
1,000,000	5.400	05/01/2043	958,011

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)

Arlington Ridge Community Development District Special Assessment RB Series 2019 (NR/NR)
$210,000	3.600%		05/01/2029	$197,201
315,000	4.000		05/01/2036	275,583
Armstrong Community Development District Special Assessment for Assessment Area Two Project Series 2019 A (NR/NR)
140,000	3.125		11/01/2024	137,614
990,000	3.500		11/01/2030	883,695
1,705,000	4.000		11/01/2040	1,386,532
Artisan Lakes East Community Development District RB for Capital Improvement Series 2018 (NR/NR)
110,000	4.200	(e)	05/01/2024	109,563
630,000	4.550	(e)	05/01/2029	619,630
Astonia Community Development District Polk County, Florida Special Assessment Bonds, Series 2023 Assessment Area Three Project (NR/NR)
700,000	5.125		06/15/2043	650,316
Astonia Community Development District Special Assessment for Assessment Area 2 Project Series 2021 (NR/NR)
305,000	2.500	(e)	05/01/2026	287,882
500,000	3.000	(e)	05/01/2031	432,712
425,000	3.200	(e)	05/01/2041	306,565
Astonia Community Development District Special Assessment for North Parcel Assessment Area Project Series 2021 (NR/NR)
155,000	2.500	(e)	05/01/2026	146,301
315,000	3.000	(e)	05/01/2031	272,608
Avalon Groves Community Development District Special Assessment for Assessment Area One Phase 1 Project 1 & 2 Series 2019 (NR/NR)
70,000	3.350		11/01/2024	69,031
200,000	3.700		11/01/2029	187,811
695,000	4.125		11/01/2039	585,783
Avalon Groves Community Development District Special Assessment for Assessment Area One Project Series 2017 (NR/NR)
115,000	5.000		05/01/2028	115,253
Avalon Groves Community Development District Special Assessment for Assessment Area Three Project Series 2021 (NR/NR)
200,000	3.000		05/01/2032	168,802
220,000	3.375		05/01/2041	161,089
Avalon Groves Community Development District Special Assessment for Assessment Area Two Project Series 2017 A-1 (NR/NR)
330,000	5.375		05/01/2028	333,879
Avalon Groves Community Development District Special Assessment for Phases 3 and 4 Sub Assessment Area One Series 2021 (NR/NR)
125,000	2.250		05/01/2026	116,660
435,000	2.750		05/01/2031	365,437
Avalon Park West Community Development District Special Assessment RB for Pasco County Project Area Series 2022 (NR/NR)
500,000	5.500		05/01/2042	480,861
Avalon Park West Community Development District Special Assessment Refunding Series 2020 (NR/NR)
225,000	2.500	(e)	05/01/2025	216,835
320,000	3.250	(e)	05/01/2030	291,281

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)

Avelar Creek Community Development District Special Assessment Refunding Series 2016 (NR/A-)
$180,000	2.500%		05/01/2024	$178,107
180,000	3.000		05/01/2025	172,559
190,000	3.000		05/01/2026	178,189
Avenir Community Development District Special Assessment Bonds Series 2023 (NR/NR)
800,000	4.500		05/01/2030	778,656
1,300,000	5.375		05/01/2043	1,224,185
Aviary at Rutland Ranch Community Development District Special Assessment Refunding for Area 1 Project Series 2019 (NR/NR)
50,000	3.625	(e)	06/01/2024	49,587
450,000	4.000	(e)	06/01/2030	422,715
Babcock Ranch Community Independent Special District Special Assessment Area 2C Series 2020 (NR/NR)
210,000	2.500		05/01/2025	202,103
285,000	3.000		05/01/2030	254,410
775,000	4.000		05/01/2040	664,744
Babcock Ranch Community Independent Special District Special Assessment Area 3A Series 2020 (NR/NR)
325,000	2.500		05/01/2025	312,778
250,000	3.000		05/01/2030	223,144
Babcock Ranch Community Independent Special District Special Assessment Area 3B Series 2020 (NR/NR)
105,000	2.500		05/01/2025	101,049
145,000	3.000		05/01/2030	129,424
385,000	4.000		05/01/2040	328,772
Babcock Ranch Community Independent Special District Special Assessment RB Series 2015 (NR/NR)
205,000	5.000		11/01/2031	205,018
100,000	5.250		11/01/2046	93,451
Babcock Ranch Community Independent Special District Special Assessment RB Series 2018 (NR/NR)
130,000	4.000	(e)	11/01/2024	128,919
360,000	4.500	(e)	11/01/2029	353,668
Babcock Ranch Community Independent Special District Special Assessment RB Series 2022 (NR/NR)
2,000,000	4.250		05/01/2032	1,886,468
Babcock Ranch Community Independent Special District Special Assessment Series 2021 (NR/NR)
275,000	2.375		05/01/2026	257,481
Bannon Lakes Community Development District Special Assessment RB for St. Johns County Series 2016 (NR/NR)
50,000	4.500		11/01/2025	49,632
Bannon Lakes Community Development District Special Assessment RB Series 2016 (NR/NR)
175,000	5.000		11/01/2036	168,178
305,000	5.000		11/01/2048	268,583
Bannon Lakes Community Development District Special Assessment RB Series 2022 (NR/NR)
350,000	3.300		05/01/2032	300,654
1,385,000	4.000		05/01/2042	1,102,367
Bartram Park Community Development District Special Assessment RB Refunding for City of Jacksonville Florida Senior Lien Series 2015 A-1 (NR/A-)
525,000	4.250		05/01/2029	526,575
465,000	4.500		05/01/2035	447,890

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)

Bartram Park Community Development District Special Assessment RB Refunding for City of Jacksonville Subordinate Lien Series 2015 A-2 (NR/NR)
$305,000	4.500%	05/01/2025	$303,240
Bay Laurel Center Community Development District Special Assessment RB Refunding Series 2016 Candler (NR/BBB+)
125,000	2.750	05/01/2024	123,764
90,000	3.000	05/01/2025	86,254
Baywinds Community Development District Senior Special Assessment Refunding Bonds Series 2017 A-1 (NR/A+)
325,000	3.500	05/01/2024	323,268
340,000	3.500	05/01/2025	333,028
350,000	3.500	05/01/2026	339,088
365,000	3.500	05/01/2027	350,469
Bellagio Community Development District Special Assessment Bonds Series 2016 (NR/BBB)
160,000	2.750	11/01/2023	159,671
170,000	3.000	11/01/2025	159,524
Belmond Reserve Community Development District Special Assessment Bonds Series 2020 (NR/NR)
425,000	2.625	05/01/2025	410,063
1,075,000	3.250	05/01/2030	957,087
Belmont II Community Development District Special Assessment Series 2020 (NR/NR)
190,000	2.500	12/15/2025	180,391
325,000	3.125	12/15/2030	291,255
Berry Bay Community Development District Special Assessment RB Series 2023 (NR/NR)
1,000,000	5.500	05/01/2043	954,985
Black Creek Community Development District Special Assessment Bonds Series 2020 (NR/NR)
50,000	3.000	06/15/2025	48,356
465,000	3.250	06/15/2030	412,997
Blue Lake Community Development District Special Assessment Bonds Series 2019 (NR/NR)
85,000	3.500	06/15/2024	84,160
1,000,000	4.000	06/15/2032	915,629
Boggy Branch Community Development District Special Assessment Series 2021 (NR/NR)
190,000	2.500	05/01/2026	178,266
455,000	3.000	05/01/2031	390,748
Botaniko Community Development District Special Assessment Bonds Series 2020 (NR/NR)
165,000	2.875	05/01/2025	159,027
1,130,000	3.250	05/01/2031	989,102
500,000	3.625	05/01/2040	382,444
Bradbury Community Development District City of Haines City, Florida Special Assessment Bonds, Series 2023 (NR/NR)
750,000	4.375	05/01/2030	723,360
Bridgewater Community Development District Special Assessment Bonds for Assessment Area One Project Series 2022 (NR/NR)
400,000	3.000	06/15/2032	333,183
1,095,000	3.250	06/15/2042	766,960
Bridgewater North Community Development District Capital Improvement RB Series 2022 (NR/NR)
1,000,000	4.000	05/01/2042	795,933
Brightwater Community Development District Special Assessment Bonds for Assessment Area One Series 2021 (NR/NR)
325,000	2.375	05/01/2026	304,354

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)

Brightwater Community Development District Special Assessment Bonds for Assessment Area One Series 2021 (NR/NR) – (continued)
$500,000	2.850%		05/01/2031	$422,946
Brookstone Community Development District Special Assessment RB for Manatee County Series 2022 (NR/NR)
265,000	4.375		05/01/2027	259,592
350,000	4.750		05/01/2032	336,644
Broward County Port Facilities RB Series 2019A (A1/A)
1,005,000	5.000		09/01/2037	1,042,151
1,050,000	5.000		09/01/2038	1,083,267
Broward County Port Facilities RB Series 2019B (A1/A)
3,520,000	4.000		09/01/2039	3,210,965
4,700,000	4.000		09/01/2049	3,880,479
Broward County Port Facilities RB Series 2019B (AMT) (A1/A)
1,750,000	4.000		09/01/2044	1,514,083
Buckhead Trails Community Development District Special Assessment Bonds for Manatee County Project Series 2022 (NR/NR)
325,000	4.750		05/01/2027	318,920
400,000	5.250		05/01/2032	385,538
Buena Lago Community Development District Capital Improvement RB Series 2022 (NR/NR)
665,000	5.250		05/01/2042	623,707
Campo Bello Community Development District Special Assessment Bonds Series 2019 (NR/NR)
105,000	3.250		12/15/2024	102,927
1,280,000	3.500		12/15/2030	1,139,921
Capital Trust Agency Student Housing RB for University Bridge LLC Series 2018 A (Ba2/NR)
28,215,000	5.250	(e)	12/01/2058	24,146,183
Capital Trust Agency, Inc. RB for AcadeMir Charter School West Series 2021 A-2 (Ba2/NR)
610,000	4.000	(e)	07/01/2041	469,496
760,000	4.000	(e)	07/01/2051	523,828
Capital Trust Agency, Inc. RB for Imagine Charter School at North Manatee Series 2021 A (NR/NR)
230,000	3.250	(e)	06/01/2031	192,474
Capital Trust Agency, Inc. RB for Imagine-Pasco County LLC Series 2020 A (Ba1/NR)
320,000	3.000	(e)	12/15/2029	276,752
645,000	5.000	(e)	12/15/2039	571,356
Capital Trust Agency, Inc. RB for University Bridge LLC Series 2018 A (Ba2/NR)
900,000	4.000	(e)	12/01/2028	839,997
1,375,000	5.250	(e)	12/01/2043	1,237,391
Capital Trust Agency, Inc. RB for WFCS Holdings LLC Series 2020 A-1 (NR/NR)
880,000	4.500	(e)	01/01/2035	767,203
Capital Trust Authority Educational Facilities Revenue Refunding Bonds Southeastern University Inc Project Series 2023A (NR/BB)
2,500,000	6.000	(e)	05/01/2043	2,354,603
2,500,000	6.250	(e)	05/01/2048	2,342,357
Caribe Palm Community Development District Special Assessment Refunding Series 2017 (NR/A-)
558,000	4.250		05/01/2031	537,362

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)

Celebration Community Development District Special Assessment for Assessment Area One Project Series 2021 (NR/NR)
$70,000	2.250%		05/01/2026	$65,282
Century Gardens at Tamiami Community Development District Special Assessment Bonds Series 2018 (NR/BBB)
110,000	3.500		11/01/2025	105,072
115,000	3.500		11/01/2026	108,202
Century Gardens at Tamiami Community Development District Special Assessment Refunding Series 2016 (NR/BBB)
245,000	2.500		05/01/2024	242,108
250,000	3.000		05/01/2025	239,183
255,000	3.000		05/01/2026	239,233
630,000	4.250		05/01/2037	556,455
Century Gardens Community Development District Special Assessment Bonds Series 2019 (NR/NR)
66,000	3.875	(e)	11/01/2024	65,256
189,000	4.200	(e)	11/01/2029	181,920
750,000	5.000	(e)	11/01/2049	654,384
Century Park South Community Development District Special Assessment Bonds Series 2020 (NR/NR)
60,000	3.000		05/01/2025	58,032
625,000	3.375		05/01/2031	548,474
590,000	3.750		05/01/2040	458,771
CFM Community Development District Special Assessment Bonds Series 2021 (NR/NR)
180,000	2.400		05/01/2026	168,513
650,000	2.875		05/01/2031	548,907
740,000	3.350		05/01/2041	535,235
Chapel Creek Community Development District Special Assessment Series 2021 (NR/NR)
255,000	2.500	(e)	05/01/2026	239,512
245,000	3.000	(e)	05/01/2031	209,253
Chapel Crossings Community Development District Special Assessment Series 2020 (NR/NR)
235,000	2.625	(e)	05/01/2025	226,074
Charles Cove Community Development District Special Assessment bond Series 2020 (NR/NR)
360,000	3.750		05/01/2030	328,255
975,000	4.250		05/01/2040	819,199
Charles Cove Community Development District Special Assessment RB Series 2021 (NR/NR)
1,430,000	3.250		05/01/2041	1,013,809
Charlotte County IDA Utility System RB Series 2021A (NR/NR)
1,300,000	4.000	(e)	10/01/2051	937,691
Charlotte County Industrial Development Authority Utility System RB for Town & Country Utilities Project Series 2015 (NR/NR)
1,340,000	5.500	(e)	10/01/2036	1,335,124
Charlotte County Industrial Development Authority Utility System RB for Town & Country Utilities Project Series 2019 (NR/NR)
900,000	5.000	(e)	10/01/2029	874,871
1,000,000	5.000	(e)	10/01/2034	949,225
City of Cape Coral Water & Sewer RB Refunding Series 2015 (A1/A+)
1,000,000	4.000		10/01/2034	991,602
City of Palmetto Educational Facilities Refunding RB Series 2022A (NR/BBB-)
2,000,000	5.125		06/01/2042	1,894,377
950,000	5.250		06/01/2052	876,477

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)

City of Pompano Beach RB Refunding for John Knox Village of Florida, Inc. Obligated Group Series 2020 (NR/NR)
$1,425,000	3.250%		09/01/2025	$1,374,269
City of Pompano Beach RB Series 2021B-2 (NR/NR)
1,865,000	1.450		01/01/2027	1,651,948
City of Tampa RB for H Lee Moffitt Cancer Center & Research Institute Obligated Group Series 2020 B (A2/A-)
900,000	4.000		07/01/2038	806,942
750,000	5.000		07/01/2040	751,028
City of Venice RB for Southwest Florida Retirement Center, Inc. Obligated Group Project Series 2019 (NR/NR)
415,000	5.000		01/01/2037	368,009
1,485,000	5.000		01/01/2047	1,210,478
1,395,000	5.000		01/01/2052	1,109,215
City of West Palm Beach Utility System RB Series 2017 A (Aa2/AA+)
15,000,000	5.000		10/01/2042	15,269,367
CityPlace Community Development District Special Assessment Convertible Capital Appreciation RB Series 2018 (AGM) (A1/AA)
5,000,000	0.000	(c)	05/01/2038	4,225,457
Coco Palms Community Development District Special Assessment Bonds Expansion Area Project Series 2019 (NR/NR)
50,000	3.625	(e)	06/15/2024	49,520
295,000	4.000	(e)	06/15/2029	280,569
Coconut Cay Community Development District Special Assessment Series 2006 (NR/NR)
620,000	5.375		05/01/2036	619,932
Coddington Community Development District Capital Improvement RB Series 2022 (NR/NR)
615,000	5.750		05/01/2042	607,228
Concord Station Community Development District Capital Improvement RB Refunding Senior Lien Series 2016 A-1 (NR/A)
900,000	2.500		05/01/2024	889,880
925,000	2.750		05/01/2025	885,016
915,000	3.000		05/01/2026	858,320
980,000	3.200		05/01/2027	909,076
1,015,000	3.250		05/01/2028	957,085
1,500,000	3.750		05/01/2046	1,160,496
Connerton East Community Development District Special Assessment Bonds Series 2023 (NR/NR)
1,580,000	5.250		06/15/2043	1,507,131
Cope’s Landing Community Development District Capital Improvement RB 2023 Project Area Series 2023 (NR/NR)
1,225,000	5.750		05/01/2043	1,196,923
Copperspring Community Development District Special Assessment Bonds Series 2019 (NR/NR)
90,000	3.200		12/15/2024	88,429
600,000	3.500		12/15/2029	556,554
325,000	4.000		12/15/2039	267,957
Coral Bay Community Development District Capital Improvement RB Series 2022 (NR/NR)
315,000	4.750		05/01/2032	304,643
250,000	5.500		05/01/2042	239,181
Coral Keys Homes Community Development District Special Assessment Bonds Series 2020 (NR/NR)
105,000	2.750		05/01/2025	101,407

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)

Cordoba Ranch Community Development District Special Assessment Refunding Bonds Series 2021 (NR/NR)
$940,000	3.000%		05/01/2031	$829,147
820,000	3.000		05/01/2037	633,651
Corkscrew Crossing Community Development District Special Assessment Bonds Series 2023 (NR/NR)
675,000	5.100		05/01/2043	624,561
Corkscrew Farms Community Development District Special Assessment for Assessment Area Two Project Series 2017 (NR/NR)
55,000	3.750	(e)	11/01/2023	54,948
350,000	4.500	(e)	11/01/2028	341,612
Coronado Community Development District Special Assessment Refunding & Improvement Bonds Series 2017 (NR/BBB)
133,000	3.250		05/01/2024	131,969
138,000	3.500		05/01/2025	133,141
143,000	3.625		05/01/2026	138,164
Country Walk Community Development District Special Assessment RB Refunding Senior Lien Series 2015 A-1 (NR/AA)
205,000	3.375		05/01/2024	203,809
215,000	3.500		05/01/2025	210,783
210,000	4.125		05/01/2035	199,661
County of Broward RB for Port Facilities Senior Bonds Series 2019 B (A1/A)
2,810,000	5.000		09/01/2033	2,912,694
2,955,000	5.000		09/01/2034	3,064,695
3,045,000	5.000		09/01/2035	3,145,345
1,610,000	4.000		09/01/2036	1,510,024
County of Miami-Dade Aviation RB Series 2019 A (NR/A)
4,500,000	4.000		10/01/2044	3,838,737
5,220,000	5.000		10/01/2044	5,124,342
County of Osceola Transportation RB Refunding Series 2019 A-1 (NR/BBB+)
475,000	5.000		10/01/2027	487,673
525,000	5.000		10/01/2028	543,011
450,000	5.000		10/01/2029	467,713
770,000	5.000		10/01/2030	799,304
365,000	5.000		10/01/2031	378,478
415,000	5.000		10/01/2032	429,816
350,000	5.000		10/01/2033	361,893
265,000	5.000		10/01/2034	273,138
435,000	5.000		10/01/2035	445,901
600,000	5.000		10/01/2036	609,791
525,000	5.000		10/01/2037	529,536
805,000	5.000		10/01/2038	808,320
1,000,000	5.000		10/01/2039	999,837
3,160,000	5.000		10/01/2049	2,974,490
County of Osceola Transportation RB Refunding Series 2019 A-2 (NR/BBB+)
155,000	0.000	(f)	10/01/2025	140,315
275,000	0.000	(f)	10/01/2026	237,458
360,000	0.000	(f)	10/01/2027	297,209
500,000	0.000	(f)	10/01/2028	394,136
700,000	0.000	(f)	10/01/2029	525,245
Creek Preserve Community Development District Special Assessment RB Series 2019 (NR/NR)
235,000	3.875	(e)	11/01/2024	232,276
740,000	4.250	(e)	11/01/2030	701,729

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)

Creek Preserve Community Development District Special Assessment RB Series 2020 (NR/NR)
$100,000	3.125	%(e)	11/01/2030	$86,915
Creekview Community Development District Special Assessment RB Series 2022 (NR/NR)
450,000	3.875		05/01/2027	434,015
755,000	4.250		05/01/2032	707,449
2,185,000	4.625		05/01/2042	1,900,823
Cross Creek North Community Development District Special Assessment Bonds Series 2022 (NR/NR)
2,000,000	4.250		05/01/2042	1,694,698
Cross Creek North Community Development District Special Assessment Bonds Series 2023 (NR/NR)
1,040,000	5.125		05/01/2043	958,425
Crossings at Fleming Island Community Development District Special Assessment RB Refunding Senior Lien Series 2014 A-1 (NR/NR)
385,000	4.000		05/01/2024	381,510
Crystal Cay Community Development District Special Assessment for 2021 Project Series 2021 (NR/NR)
140,000	2.250		05/01/2026	131,438
400,000	2.700		05/01/2031	341,637
Cypress Bay West Community Development District Capital Improvement RB for Assessment Area One Series 2023 (NR/NR)
675,000	4.625		05/01/2030	655,636
600,000	5.250		05/01/2043	555,695
Cypress Mill Community Development District Special Assessment Bonds for Bank Qualified 2023 Project Series 2023 (NR/BBB)
950,000	5.000		05/01/2053	826,266
Cypress Mill Community Development District Special Assessment for Area Two Project Series 2020 (NR/NR)
290,000	2.625		06/15/2025	278,674
615,000	3.000		06/15/2031	526,520
Cypress Park Estates Community Development District Special Assessment Area 1 Project Series 2020 (NR/NR)
105,000	2.625	(e)	05/01/2025	101,374
295,000	3.250	(e)	05/01/2030	262,173
Cypress Park Estates Community Development District Special Assessment Bonds Series 2022 (NR/NR)
210,000	4.375		05/01/2027	204,302
410,000	4.750		05/01/2032	391,878
535,000	5.000		05/01/2042	482,749
Davenport Road South Community Development District Special Assessment Bonds Series 2018 (NR/NR)
65,000	3.750	(e)	11/01/2023	64,919
730,000	4.500	(e)	11/01/2028	717,701
Deer Run Community Development District Special Assessment RB Refunding Series 2018 (NR/NR)
2,445,000	5.400		05/01/2039	2,362,827
Deerbrook Community Development District Pasco County, Florida Special Assessment Bonds, Series 2023 2023 Project (NR/NR)
1,095,000	5.250		05/01/2043	1,016,550
Del Webb Bexley Community Development District Special Assessment Series 2018 (NR/NR)
1,670,000	5.300		05/01/2039	1,614,091

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)

Del Webb Oak Creek Community Development District Special Assessment Bonds Series 2023 (NR/NR)
$500,000	4.125%		05/01/2030	$482,917
DG Farms Community Development District Special Assessment Series 2020 (NR/NR)
170,000	3.250		05/01/2030	150,959
Downtown Doral South Community Development District Special Assessment Bonds Series 2018 (NR/NR)
1,890,000	4.600	(e)	05/01/2028	1,868,195
745,000	4.250	(e)	12/15/2028	721,612
2,395,000	4.750	(e)	12/15/2038	2,187,455
Durbin Crossing Community Development District Special Assessment Refunding Senior Series 2017 A-1 (AGM) (NR/AA)
690,000	3.750		05/01/2034	659,610
955,000	4.000		05/01/2037	905,013
DW Bayview Community Development District Sepcial Assessment Bonds for Manatee County Series 2022 (NR/NR)
175,000	4.500		05/01/2032	165,135
500,000	5.125		05/01/2042	460,834
DW Bayview Community Development District Special Assessment Bond Series 2021 (NR/NR)
225,000	2.375	(e)	05/01/2026	210,610
470,000	3.000	(e)	05/01/2032	393,669
Eagle Hammock Community Development District Special Assessment Bonds Series 2022 (NR/NR)
120,000	4.375		05/01/2027	117,849
Eagle Pointe Community Development District Special Assessment Bonds Series 2020 (NR/NR)
125,000	3.000	(e)	05/01/2025	121,273
440,000	3.625	(e)	05/01/2031	391,724
East 547 Community Development District Special Assessment Bond for Assessment Area One Project Series 2021 (NR/NR)
90,000	2.500		05/01/2026	84,414
320,000	3.000		05/01/2031	273,851
525,000	3.300		05/01/2041	377,802
East 547 Community Development District Special Assessment Bond for Assessment Area Two Project Series 2023 (NR/NR)
650,000	6.250		05/01/2043	644,898
East Bonita Beach Road Community Development District Special Assessment Bonds for Assessment Area Two Series 2021 (NR/NR)
305,000	2.250		05/01/2026	284,444
460,000	3.000		05/01/2032	385,054
East Homestead Community Development District Special Assessment Bonds Expansion Area Project Series 2019 (NR/NR)
105,000	3.750		11/01/2024	103,821
East Homestead Community Development District Special Assessment Expansion Bonds Area Project Series 2019 (NR/NR)
280,000	4.125		11/01/2029	268,490
Eden Hills Community Development District Special Assessment Bonds Series 2022 (NR/NR)
355,000	3.250		05/01/2027	335,980
530,000	3.625		05/01/2032	471,112
780,000	4.000		05/01/2042	637,774

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)

Eden Hills Community Development District Special Assessment Series 2020 (NR/NR)
$65,000	2.750%		05/01/2025	$62,901
110,000	3.250		05/01/2030	100,594
Edgewater East Community Development District Special Assessment for Assessment Area Once Series 2021 (NR/NR)
295,000	2.500		05/01/2026	276,346
700,000	3.100		05/01/2031	602,909
Edgewater East Community Development District Special Assessment RB Series 2022 (NR/NR)
855,000	3.000		05/01/2027	790,859
1,875,000	3.375		05/01/2032	1,613,499
1,875,000	4.000		05/01/2042	1,503,342
Enbrook Community Development District Special Assessment Series 2020 (NR/NR)
430,000	3.000	(e)	05/01/2030	374,790
Entrada Community Development District Capital Improvement RB Series 2023 (NR/NR)
730,000	4.875		05/01/2033	710,943
500,000	5.600		05/01/2043	479,944
Entrada Community Development District Special Assessment Bond Series 2021 (NR/NR)
375,000	2.625	(e)	05/01/2031	310,253
1,860,000	3.125	(e)	05/01/2041	1,309,600
Epperson North Community Development District Capital Improvement RB Series 2021A (NR/NR)
230,000	2.450		11/01/2026	213,157
420,000	3.100		11/01/2031	357,899
Epperson North Community Development District Special Assessment for Assessment Area #2 Series 2021 (NR/NR)
130,000	2.500		05/01/2026	122,018
335,000	3.000		05/01/2031	286,094
345,000	3.500		05/01/2041	254,227
Escambia County Health Facilities Authority Health Care Facilities RB Series 2020A (Baa2/BBB)
3,705,000	4.000		08/15/2045	2,992,137
Escambia County Health Facilities Authority RB Refunding for Baptist Hospital, Inc. Project Series 2020 A (Baa2/BBB)
1,000,000	5.000		08/15/2031	1,014,696
3,080,000	5.000		08/15/2032	3,121,623
1,000,000	5.000		08/15/2033	1,013,359
2,125,000	5.000		08/15/2034	2,150,141
2,760,000	5.000		08/15/2035	2,779,650
8,960,000	5.000		08/15/2036	8,957,829
3,605,000	5.000		08/15/2040	3,468,677
Escambia County International Paper Company Environmental Improvement Revenue Refunding Bonds Series 2019B (Baa2/BBB)
400,000	2.000	(a)(b)	11/01/2033	390,758
Esplanade Lake Club Community Development District Special Assessment for Capital Improvement Program Series 2019 A-1 (NR/NR)
660,000	3.250		11/01/2025	638,085
1,375,000	3.625		11/01/2030	1,226,964
Esplanade Lake Club Community Development District Special Assessment for Capital Improvement Program Series 2019 A-2 (NR/NR)
100,000	3.250		11/01/2025	96,680

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)

Evergreen Community Development District Special Assessment RB Series 2019 (NR/NR)
$140,000	4.125	%(e)	11/01/2024	$138,761
445,000	4.250	(e)	11/01/2029	429,318
Fallschase Community Development District Special Assessment Bonds for Leon County Series 2021 (NR/NR)
1,000,000	4.000		05/01/2052	721,168
Fallschase Community Development District Special Assessment Bonds Series 2021 (NR/NR)

1,030,000	2.625		05/01/2026	969,328
1,220,000	3.125		05/01/2031	1,048,634
Fiddlers Creek Community Development District No. 2 Special Assessment Refunding Series 2019 (NR/NR)
1,885,000	4.250		05/01/2029	1,830,082
3,075,000	5.000		05/01/2035	3,003,377
Finley Woods Community Development District Special Assessment for Assessment Area One Series 2020 (NR/NR)
355,000	3.500		05/01/2030	318,831
165,000	4.000		05/01/2040	134,266
Fishhawk Ranch Community Development District Special Assessment Refunding Bonds Series 2020 (AGM) (NR/AA)
1,450,000	2.750		11/01/2035	1,115,667
Florida Development Finance Corp. Educational Facilities RB Series 2022A (Ba3/NR)
1,265,000	5.000	(e)	07/01/2032	1,152,418
3,000,000	5.375	(e)	07/01/2042	2,561,793
Florida Development Finance Corp. Educational RB for Cornerstone Charter Academy Project Series 2022 (NR/BB+)
2,005,000	5.000	(e)	10/01/2042	1,839,075
Florida Development Finance Corp. RB for Brightline Passenger Rail Expansion Project Series 2022A (NR/NR)
10,750,000	7.250	(a)(b)(e)	07/01/2057	11,180,000
Florida Development Finance Corp. RB for Brightline Passenger Rail Expansion Project Series 2023C (NR/NR)
10,750,000	0.000	(a)(b)(c)(e)	07/01/2057	10,642,416
Florida Development Finance Corp. RB for Discovery High School & Discovery Academy of Lake Alfred Obligated Group Series 2020 A (NR/NR)
1,455,000	4.000	(e)	06/01/2030	1,314,140
Florida Development Finance Corp. RB for Imagine School at Broward Series 2019 A (Baa3/NR)
425,000	4.000	(e)	12/15/2029	395,576
425,000	5.000	(e)	12/15/2034	414,829
490,000	5.000	(e)	12/15/2039	455,997
Florida Development Finance Corp. RB for Mayflower Retirement Center, Inc. Obligated Group Series 2020 A (NR/NR)
1,675,000	5.125	(e)	06/01/2040	1,388,909
Florida Development Finance Corp. RB for River City Education Obligated Group Series 2021 A (Baa3/NR)
320,000	4.000		07/01/2035	287,433
Florida Development Finance Corp. RB for United Cerebral Palsy of Central Florida, Inc. Series 2020 A (NR/NR)
405,000	4.000		06/01/2030	366,000
Florida Development Finance Corp. RB Refunding for Brightline Trains Florida LLC Series 2019 B (NR/NR)
5,900,000	7.375	(e)	01/01/2049	5,850,592
Florida Development Finance Corp. RB Refunding for Glenridge on Palmer Ranch Obligated Group Series 2021 (NR/NR)
275,000	5.000	(e)	06/01/2031	260,385

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)

Florida Development Finance Corp. RB Refunding for Glenridge on Palmer Ranch Obligated Group Series 2021 (NR/NR) – (continued)
$200,000	5.000	%(e)	06/01/2035	$181,504
Florida Development Finance Corp. RB Refunding for Global Outreach Charter Academy Obligated Group Series 2021 A (Ba3/NR)
630,000	4.000	(e)	06/30/2036	527,793
660,000	4.000	(e)	06/30/2041	507,397
Florida Development Finance Corp. RB Refunding for Mayflower Retirement Center, Inc. Obligated Group Series 2020 A (NR/NR)
415,000	4.000	(e)	06/01/2026	390,180
Florida Development Finance Corp. RB Refunding for Nova Southeastern University, Inc. Series 2020 A (A3/A-)
265,000	5.000		04/01/2027	270,425
220,000	5.000		04/01/2029	227,474
Florida Development Finance Corp. RB Refunding for Renaissance Charter School, Inc. Series 2020 C (NR/NR)
470,000	4.000	(e)	09/15/2030	420,661
1,050,000	5.000	(e)	09/15/2040	891,501
Florida Development Finance Corp. Surface Transportation Facility RB for Virgin Trains USA Passenger Rail Project Series 2019A (NR/NR)
20,465,000	6.500	(a)(b)(e)	01/01/2049	19,428,763
Florida Development Finance Corp. Surface Transportation Facility RB Series 2019A (NR/NR)
485,000	6.250	(a)(b)(e)	01/01/2049	483,405
9,090,000	6.375	(a)(b)(e)	01/01/2049	8,659,094
Florida Higher Educational Facilities Financial Authority RB for Florida Institute of Technology, Inc. Series 2019 (NR/BBB-)
250,000	5.000		10/01/2023	250,000
350,000	5.000		10/01/2024	350,208
Florida Higher Educational Facilities Financial Authority RB for Jacksonville University Project Series 2018 A-1 (NR/NR)
2,000,000	4.500	(e)	06/01/2033	1,864,317
250,000	4.750	(e)	06/01/2038	221,578
4,500,000	5.000	(e)	06/01/2048	3,786,989
Florida Higher Educational Facilities Financial Authority RB for Ringling College of Art & Design, Inc. Series 2019 (NR/BBB)
2,000,000	5.000		03/01/2044	1,845,028
Florida Higher Educational Facilities Financial Authority RB Ringling College of Art and Design, Inc. Series 2017 (NR/BBB)
2,750,000	5.000		03/01/2047	2,492,323
Florida Insurance Assistance Interlocal Agency Insurance Assessment RB Series 2023A-1 (A2/A)
8,795,000	5.000		09/01/2025	8,900,407
5,510,000	5.000		09/01/2026	5,604,751
4,530,000	5.000		09/01/2027	4,624,664
Flow Way Community Development District Special Assessment Bonds for Phase 5 Project Series 2016 (NR/NR)
1,540,000	4.875		11/01/2037	1,445,254
Flow Way Community Development District Special Assessment Bonds for Phase 6 Project Series 2017 (NR/NR)
200,000	4.000		11/01/2028	192,181
1,065,000	5.000		11/01/2038	1,011,292

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)

Flow Way Community Development District Special Assessment Bonds for Phase 7 & 8 Project Series 2019 (NR/NR)
$190,000	3.350%		11/01/2024	$187,205
1,785,000	4.125		11/01/2039	1,493,763
Forest Brooke Community Development District Special Assessment Subordinated Bonds Series 2019 A-2 (NR/NR)
465,000	3.750		11/01/2039	367,007
Forest Lake Community Development District Special Assessment for Assessment Area1 Series 2020 (NR/NR)
355,000	2.625	(e)	05/01/2025	343,394
495,000	3.250	(e)	05/01/2030	451,883
Gracewater Sarasota Community Development District Special Assessment Bonds Series 2021 (NR/NR)
615,000	2.950		05/01/2031	522,188
1,595,000	3.350		05/01/2041	1,155,055
Grand Bay at Doral Community Development District Special Assessment for South Parcel Assessment Area Project Series 2016 (NR/NR)
530,000	4.250		05/01/2026	524,282
Grand Oaks Community Development District Special Assessment Bonds Assessment Area 2 Series 2020 (NR/NR)
560,000	3.250		05/01/2025	545,485
1,360,000	4.000		05/01/2030	1,273,474
Grand Oaks Community Development District Special Assessment RB Series 2019 A (NR/NR)
195,000	3.750		11/01/2024	192,549
555,000	4.125		11/01/2029	531,836
1,195,000	4.750		11/01/2039	1,077,426
1,930,000	5.000		11/01/2050	1,673,377
Grand Oaks Community Development District Special Assessment RB Series 2021 (NR/NR)
215,000	3.200		11/01/2031	184,287
500,000	3.500		11/01/2041	365,883
Grande Pines Community Development District Special Assessment Bonds Series 2021 (NR/NR)
435,000	2.500		05/01/2026	408,237
Greater Orlando Aviation Authority Airport Facilities RB Refunding for Jetblue Airways Corp. Project Series 2013 (NR/NR)
990,000	5.000		11/15/2036	945,004
Greater Orlando Aviation Authority Priority Subordinated Airport Facilities RB Series 2017 A (A1/A+)
1,290,000	5.000		10/01/2047	1,284,348
Grove Resort Community Development District Special Assessment RB Series 2022 (NR/NR)
170,000	3.300		05/01/2032	145,189
440,000	3.550		05/01/2042	322,068
Gulfstream Polo Community Development District Special Assessment Phase#2 Project Series 2019 (NR/NR)
115,000	3.000		11/01/2024	112,807
1,195,000	3.500		11/01/2030	1,079,589
Hacienda Lakes Community Development District Special Assessment Refunding Series 2016 (NR/NR)
380,000	3.875		05/01/2026	369,666
Hammock oaks Community Development District Special Assessment Area One Bonds Series 2023 (NR/NR)
700,000	5.625		05/01/2043	673,077

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)

Hammock Reserve Community Development District Special Assessment Bonds Series 2022 (NR/NR)
$400,000	4.200%		05/01/2027	$389,307
485,000	4.400		05/01/2032	461,324
630,000	4.700		05/01/2042	549,835
Hammock Reserve Community Development District Special Assessment for Assessment Area One Project Series 2020 (NR/NR)
220,000	2.625		05/01/2025	212,323
510,000	3.250		05/01/2030	465,577
Hammock Reserve Community Development District Special Assessment for Assessment Area Two Project Series 2021 (NR/NR)
125,000	2.375		05/01/2026	117,336
205,000	3.000		05/01/2031	176,503
Harbor Bay Community Development District Special Assessment RB Refunding Series 2019 A-2 (NR/NR)
290,000	3.100		05/01/2024	286,999
1,880,000	3.300		05/01/2029	1,725,778
365,000	3.700		05/01/2033	317,037
Harbor Bay Community Development District Special Assessment RB Series 2019 A-1 (NR/NR)
100,000	3.100		05/01/2024	98,965
1,140,000	3.300		05/01/2029	1,046,045
Harmony On Lake Eloise Community Development District City of Winter Haven, Florida Capital Improvement RB, Series 2023 Assessment Area One (NR/NR)
800,000	5.125		05/01/2043	745,222
Hawks Point Community Development District Special Assessment Refunding Senior Series 2017 A-1 (NR/A-)
265,000	4.000	(e)	05/01/2024	264,633
265,000	4.000	(e)	05/01/2025	263,418
140,000	4.000	(e)	05/01/2026	138,615
Hawkstone Community Development District Special Assessment Area 1 RB Series 2019 (NR/NR)
70,000	3.250		11/01/2024	68,815
400,000	3.500		11/01/2030	359,345
1,000,000	3.875		11/01/2039	813,639
Hawkstone Community Development District Special Assessment Area 2 RB Series 2019 (NR/NR)
125,000	3.625		11/01/2030	113,209
Hawkstone Community Development District Special Assessment RB Series 2021 (NR/NR)
270,000	2.600		05/01/2026	254,248
435,000	3.200		05/01/2031	377,840
1,000,000	3.450		05/01/2041	745,822
Heritage Harbour North Community Development District Special Assessment Series 2014 (NR/NR)
785,000	5.000		05/01/2034	774,826
Heritage Isle at Viera Community Development District Special Assessment Refunding Series 2017 (AGM) (NR/AA)
215,000	4.000		05/01/2024	214,795
225,000	4.000		05/01/2025	225,014
235,000	4.000		05/01/2026	235,570
240,000	4.000		05/01/2027	241,333
250,000	4.000		05/01/2028	251,795
Heritage Landing Community Development District Special Assessment Refunding Bonds Series 2015 (NR/BBB)
605,000	3.500		05/01/2024	601,028

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)

Heritage Landing Community Development District Special Assessment Refunding Bonds Series 2015 (NR/BBB) – (continued)
$625,000	3.625%		05/01/2025	$611,137
650,000	3.750		05/01/2026	629,960
1,005,000	4.200		05/01/2031	947,596
1,000,000	4.350		05/01/2036	918,619
Herons Glen Recreation District Special Assessment Refunding Bonds Series 2020 (BAM) (NR/AA)
365,000	2.500		05/01/2030	322,468
375,000	2.500		05/01/2031	323,845
300,000	3.000		05/01/2032	269,021
300,000	3.000		05/01/2033	265,459
245,000	3.000		05/01/2034	211,177
255,000	3.000		05/01/2035	216,810
260,000	3.000		05/01/2036	214,943
Higher Educational Facilities Financing Authority Educational Facilities Revenue Refunding Bonds for Saint Leo University Project Series 2019 (NR/BB)
1,700,000	5.000		03/01/2039	1,446,607
Highland Meadows West Community Development District Special Assessment for Assessment Area 2 Series 2020 A (NR/NR)
120,000	2.875		05/01/2025	115,898
200,000	3.250		05/01/2031	173,445
Highland Meadows West Community Development District Special Assessment for Assessment Area 3 Series 2020 A (NR/NR)
140,000	3.250		05/01/2031	121,411
Highlands Community Development District Special Assessment Bonds for Assessment Areas 3B and 5 Project Series 2018 (NR/NR)
115,000	4.000	(e)	12/15/2024	113,835
550,000	4.250	(e)	12/15/2029	530,804
Highlands Meadows II Community Development District Special Assessment Bonds for Assessment Area 7/7A Project Series 2019 (NR/NR)
30,000	3.375		11/01/2025	29,175
220,000	3.875		11/01/2031	200,026
300,000	4.200		11/01/2039	253,403
Highlands Meadows II Community Development District Special Assessment Bonds for Assessment Area Five Project Series 2017 (NR/NR)
365,000	4.875		11/01/2027	364,812
865,000	5.375		11/01/2037	848,580
775,000	5.500		11/01/2047	730,071
Highlands Meadows II Community Development District Special Assessment Bonds for Assessment Area Six Project Series 2017 (NR/NR)
75,000	4.875		11/01/2027	74,961
335,000	5.500		11/01/2047	315,579
Hillcrest Community Development District Special Assessment Bonds for Capital Improvement Program Series 2018 (NR/NR)
790,000	4.000		11/01/2028	760,976
700,000	4.500		11/01/2038	621,226
Hills Minneola Community Development District Special Assessments for South Parcel Assessment Area Series 2020 (NR/NR)
680,000	3.000	(e)	05/01/2025	659,627
1,020,000	3.500	(e)	05/01/2031	906,015

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)

Hills Minneola Community Development District Special Assessments for South Parcel Assessment Area Series 2021 (NR/NR)
$250,000	2.800%		05/01/2031	$210,383
1,000,000	3.200		05/01/2041	709,126
Hillsborough County Aviation Authority Revenue Refunding Bonds Series 2015-A (NR/AA-)
6,275,000	5.000		10/01/2040	6,195,529
Holly Hill Road East Community Development District Special Assessment for Area 3 Project Series 2020 (NR/NR)
70,000	4.000		11/01/2025	68,876
165,000	4.500		11/01/2031	159,886
170,000	5.000		11/01/2041	159,962
Homestead 50 Community Development District Special Assessment Refunding Bonds Series 2021 (NR/NR)
747,000	3.000		05/01/2031	636,332
933,000	3.000		05/01/2037	693,242
Housing Finance Authority of Broward County Multifamily Housing RB for Pinnacle 441 Phase 2 Series 2023 (Aaa/NR)
1,705,000	4.050	(a)(b)	09/01/2056	1,686,937
Hunters Ridge Community Development District No. 1 Assessment Area Special Assessment Bonds Series 2019 (NR/NR)
80,000	4.000	(e)	11/01/2024	79,193
215,000	5.000	(e)	11/01/2039	200,815
K-Bar Ranch II Community Development District Special Assessment Bonds Series 2017 A (NR/NR)
1,175,000	4.500	(e)	05/01/2038	1,044,743
1,855,000	4.625	(e)	05/01/2048	1,527,171
K-Bar Ranch II Community Development District Special Assessment Bonds Series 2021 (NR/NR)
670,000	2.750		05/01/2031	560,646
765,000	3.125		05/01/2041	535,304
Kindred Community Development District II Special Assessment Bonds Series 2020 (NR/NR)
110,000	2.625		05/01/2025	105,926
155,000	3.000		05/01/2030	135,431
Kindred Community Development District II Special Assessment Bonds Series 2021 (NR/NR)
600,000	3.125		05/01/2041	423,500
Kindred Community Development District II Special Assessment RB Series 2023 (NR/NR)
540,000	4.900		05/01/2033	525,892
Kindred Community Development District Special Assessment Bond Series 2017 (NR/NR)
1,000,000	4.625		05/01/2037	915,655
Kingman Gate Community Development District Special Assessment Bonds Series 2020 (NR/NR)
305,000	2.750		06/15/2025	294,993
485,000	3.125		06/15/2030	438,123
375,000	4.000		06/15/2040	322,892
Kingman Gate Community Development District Special Assessment Bonds Series 2021 (NR/NR)
700,000	3.600		06/15/2041	557,489
Lake Deer Community Development District Special Assessment Bonds for Polk County Series 2022 (NR/NR)
500,000	4.500		05/01/2027	485,674
500,000	5.000		05/01/2032	473,566
1,480,000	5.500		05/01/2042	1,369,638

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)

Lake Emma Community Development District Special Assessment Bonds for Assessment Area Two Series 2023 (NR/NR)
$575,000	4.500	%(e)	05/01/2030	$557,775
550,000	5.250	(e)	05/01/2043	514,231
Lake Harris Community Development District 2023 Project Area Special Assessment Bonds Series 2023 (NR/NR)
200,000	4.700		05/01/2030	195,133
Lakeshore Ranch Community Development District Special Assessment Refunding Series 2019 A-2 (NR/NR)
355,000	3.500		05/01/2030	319,197
330,000	4.000		05/01/2035	291,704
Lakewood Park Community Development District Special Assessment Bonds Series 2023 (NR/NR)
625,000	5.625		05/01/2043	604,815
Lakewood Park Community Development District Special Assessment for Assessment Area One Series 2021 (NR/NR)
100,000	2.625		05/01/2026	94,110
125,000	3.200		05/01/2031	109,158
Lakewood Ranch Stewardship District Special Assessment for Azario Project Series 2019 (NR/NR)
180,000	3.125		05/01/2025	175,229
370,000	3.400		05/01/2030	333,219
Lakewood Ranch Stewardship District Special Assessment for Lorraine Lakes Project Series 2020 (NR/NR)
445,000	2.500	(e)	05/01/2025	428,073
Lakewood Ranch Stewardship District Special Assessment for Northeast Sector Phase 2A Project Series 2019 (NR/NR)
225,000	3.250		05/01/2029	205,428
200,000	3.850		05/01/2039	161,426
Lakewood Ranch Stewardship District Special Assessment for Northeast Sector Project - Phase 2C Series 2020 (NR/NR)
470,000	3.000		05/01/2030	409,280
750,000	3.500		05/01/2040	565,064
Lakewood Ranch Stewardship District Special Assessment for Sweetwater Project Series 2021 (NR/NR)
295,000	2.625		05/01/2031	244,421
1,000,000	3.100		05/01/2041	697,893
Lakewood Ranch Stewardship District Special Assessment RB for Cresswind Project Series 2019 (NR/NR)
55,000	3.600		05/01/2024	54,591
285,000	3.800		05/01/2029	269,069
Lakewood Ranch Stewardship District Special Assessment RB for Del Webb Project Series 2017 (NR/NR)
420,000	4.300	(e)	05/01/2027	414,920
Lakewood Ranch Stewardship District Special Assessment RB for Indigo Expansion Area Project Series 2019 (NR/NR)
5,000	2.900	(e)	05/01/2024	4,939
570,000	3.200	(e)	05/01/2029	521,652
Lakewood Ranch Stewardship District Special Assessment RB for Lake Club Phase 4 Project Series 2019 (NR/NR)
45,000	3.600		05/01/2024	44,666
250,000	3.800		05/01/2029	236,025
Lakewood Ranch Stewardship District Special Assessment RB for Lakewood Centre North Project Series 2015 (NR/NR)
375,000	4.250		05/01/2025	371,712
1,605,000	4.875		05/01/2035	1,546,467
905,000	4.875		05/01/2045	799,368

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)

Lakewood Ranch Stewardship District Special Assessment RB for Lakewood National & Polo Run Projects Series 2017 (NR/NR)
$735,000	4.625%		05/01/2027	$732,700
1,000,000	5.250		05/01/2037	984,706
Lakewood Ranch Stewardship District Special Assessment RB for North East Sector Project - Phase 1A Series 2018 (NR/NR)
1,055,000	4.250		05/01/2028	1,028,412
Lakewood Ranch Stewardship District Special Assessment RB for North East Sector Project - Phase 1B Series 2018 (NR/NR)
395,000	4.350		05/01/2024	393,852
1,970,000	4.750		05/01/2029	1,954,201
2,250,000	5.300		05/01/2039	2,185,419
Lakewood Ranch Stewardship District Special Assessment RB for Taylor Ranch Project Series 2023 (NR/NR)
2,500,000	6.125	(g)	05/01/2043	2,503,466
Lakewood Ranch Stewardship District Special Assessment RB for Villages of Lakewood Ranch South Project Series 2016 (NR/NR)
210,000	4.250		05/01/2026	207,004
5,565,000	5.000		05/01/2036	5,441,378
3,950,000	5.125		05/01/2046	3,611,603
Lakewood Ranch Stewardship District Special Assessment RB Refunding for Country Club East Project Series 2020 (AGM) (NR/AA)
500,000	2.000		05/01/2028	444,632
500,000	2.000		05/01/2029	432,415
Lakewood Ranch Stewardship District Special Assessment RB Series 2021 (NR/NR)
430,000	3.000		05/01/2041	300,529
Lakewood Ranch Stewardship District Special Assessment Refunding for Northeast Sector Project - Phase 2B Series 2020 (NR/NR)
230,000	2.500	(e)	05/01/2025	221,319
440,000	3.200	(e)	05/01/2030	388,774
Lakewood Ranch Stewardship District The Isles at Lakewood Ranch Project Phase 1 Special Assessment Bonds Series 2019 (NR/NR)
145,000	3.500		05/01/2024	143,849
275,000	3.875		05/01/2029	260,588
Landings at Miami Community Development District Special Assessment Bonds Series 2018 (NR/NR)
55,000	3.625	(e)	11/01/2023	54,930
560,000	4.125	(e)	11/01/2028	541,221
250,000	4.750	(e)	11/01/2048	209,562
Landmark at Doral Community Development District Senior Special Assessment Refunding for North Parcel Assessment Area Series 2019 A-1 (NR/A)
375,000	3.000		05/01/2024	371,252
490,000	3.000		05/01/2025	468,379
500,000	3.000		05/01/2026	468,918
520,000	3.000		05/01/2027	479,693
535,000	3.000		05/01/2028	486,170
550,000	3.000		05/01/2029	492,805
1,605,000	3.000		05/01/2035	1,299,251
Landmark at Doral Community Development District Subordinate Special Assessment Refunding for North Parcel Assessment Area Series 2019 A-2 (NR/NR)
140,000	3.125		05/01/2024	138,597
535,000	3.375		05/01/2030	478,751

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)

Landmark at Doral Community Development District Subordinate Special Assessment Refunding for North Parcel Assessment Area Series 2019 A-2 (NR/NR) – (continued)
$925,000	4.000%		05/01/2038	$776,704
Lawson Dunes Community Development District Special Assessment Bonds Series 2022 (NR/NR)
335,000	4.375		05/01/2027	327,366
470,000	4.750		05/01/2032	451,828
400,000	5.000		05/01/2042	367,720
Lee County Moody River Estates Community Development District Special Assessment Refunding Senior Series 2017 A-1 (NR/A-)
330,000	3.500		05/01/2025	323,478
340,000	3.500		05/01/2026	329,400
500,000	4.000		05/01/2036	458,929
Lee Memorial Health System Hospital Revenue & Revenue Refunding Bonds 2019 Series A-2 (A2/A+)
11,700,000	5.000	(a)(b)	04/01/2033	11,847,643
Live Oak Lake Community Development District Special Assessment Series 2020 (NR/NR)
505,000	3.125		05/01/2025	490,964
Long Lake Reserve Community Development District Special Assessment Bonds Series 2018 (NR/NR)
1,270,000	5.000		05/01/2038	1,204,766
Longleaf Community Development District (NR/NR)
446,000	5.375		05/01/2030	438,838
LT Ranch Community Development District Capital Improvement RB Series 2022-1 (NR/NR)
100,000	5.300		05/01/2032	98,575
285,000	5.750		05/01/2042	277,691
460,000	5.900		05/01/2053	439,576
LT Ranch Community Development District Special Assessment Series 2019 (NR/NR)
400,000	3.000		05/01/2025	388,192
980,000	3.400		05/01/2030	875,789
1,420,000	4.000		05/01/2040	1,157,910
LTC Ranch West Residential Community Development District Special Assessment Bonds Series 2021 B (NR/NR)
1,100,000	3.250		05/01/2031	953,945
LTC Ranch West Residential Community Development District Special Assessment for Assessment Area One Project Series 2021 A (NR/NR)
275,000	2.500		05/01/2026	258,107
700,000	3.125		05/01/2031	601,676
775,000	3.450		05/01/2041	571,560
Lucerne Park Community Development District Special Assessment Bonds Series 2019 (NR/NR)
65,000	3.800		05/01/2024	64,583
290,000	4.000		05/01/2029	277,556
Lynwood Community Development District Special Assessment Bonds Series 2019 (NR/NR)
130,000	3.250		06/15/2024	128,499
885,000	3.625		06/15/2030	800,594
Mandarin Grove Community Development District Special Assessment Bonds Series 2022 (NR/NR)
1,900,000	6.625	(e)	05/01/2053	1,880,689
Mangrove Point Community Development District Capital Improvement RB Series 2022 (NR/NR)
350,000	4.000		05/01/2032	323,633

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)

Mangrove Point Community Development District Capital Improvement RB Series 2022 (NR/NR) – (continued)
$1,050,000	4.250%		05/01/2042	$868,865
McJunkin Parkland Community Development District Special Assessment Bonds Series 2018 (NR/NR)
1,000,000	4.750	(e)	11/01/2029	992,159
Meadow Pines Community Development District Special Assessment Refunding Bonds Senior Lien Series 2014 1 (NR/A)
745,000	4.450		05/01/2030	733,477
Meadow View at Twin Creeks Community Development District Special Assessment Bonds Series 2021 (NR/NR)
505,000	3.000		05/01/2031	430,184
1,785,000	3.250		05/01/2041	1,265,489
Merrick Square Community Development District Capital Improvement RB Series 2023 (NR/NR)
750,000	5.400		05/01/2043	712,602
Miami Dade County Avaiation Revenue Refunding Bonds Series 2015A (NR/A)
30,000,000	5.000		10/01/2038	29,649,594
Miami Dade County Avaiation Revenue Refunding Bonds Series 2017B (AMT) (NR/A)
3,330,000	5.000		10/01/2040	3,299,013
Miami RB Refunding Parking System Series 2019 (BAM) (A1/AA)
1,000,000	4.000		10/01/2038	909,374
Miami World Center Community Development District Special Assessment Bonds Series 2017 (NR/NR)
65,000	4.000		11/01/2023	64,959
1,000,000	4.750		11/01/2027	998,541
850,000	5.125		11/01/2039	810,043
2,350,000	5.250		11/01/2049	2,194,233
Miami-Dade County Aviation Revenue Refunding Bonds Series 2019A (NR/A)
13,300,000	5.000		10/01/2049	13,037,841
Miami-Dade County Capital Asset Acquisition Special Obligation Bonds Series 2023A (Aa2/AA)
4,350,000	5.000		04/01/2045	4,397,911
9,230,000	5.000		04/01/2048	9,311,140
Miami-Dade County IDA Educational Facilities RB for Academir Charter Schools Project Series 2022A (Ba2/NR)
430,000	5.000	(e)	07/01/2037	401,157
670,000	5.250	(e)	07/01/2042	613,837
Miami-Dade County Seaport Revenue Refunding Bonds Series 2021A (AGM) (A3/AA)
11,455,000	4.000		10/01/2041	10,240,469
Miami-Dade County Seaport Revenue Refunding Bonds, Series 2022A (AMT) (A3/NR)
2,715,000	5.250		10/01/2052	2,696,212
Miami-Dade County Water & Sewer Revenue System Bonds Series 2021 (BAM-TCRS) (Aa3/AA)
1,425,000	4.000		10/01/2051	1,237,525
Midtown Miami Community Development District Special Assessment Revenue Refunding Bonds for Parking Garage Project Series 2014A (NR/NR)
4,500,000	5.000		05/01/2037	4,208,844
Mirada II Community Development District Special Assessment Bonds Series 2021 (NR/NR)
310,000	2.500		05/01/2026	291,385

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)

Mirada II Community Development District Special Assessment Bonds Series 2021 (NR/NR) – (continued)
$750,000	3.125%		05/01/2031	$648,710
Miranda II Community Development District Capital Improvement RB Series 2022 (NR/NR)
690,000	4.625		05/01/2027	680,595
360,000	5.125		05/01/2032	354,915
Mitchell Ranch Community Development District Special Assessment Bonds Series 2019 (NR/NR)
125,000	3.125		12/15/2024	122,567
675,000	3.375		12/15/2030	605,188
1,500,000	4.000		12/15/2039	1,237,107
Naples Reserve Community Development District Special Assessment Bonds Series 2014 (NR/NR)
1,545,000	5.250		11/01/2035	1,537,220
New Port Tampa Bay Community Development District Special Assessment Bonds Series 2021 (NR/NR)
500,000	3.500		05/01/2031	441,255
New River Community Development District Special Assessment Refunding Senior Lien Series 2020 A-1 (NR/NR)
20,000	3.125	(e)	05/01/2025	19,448
30,000	3.500	(e)	05/01/2031	26,633
New River Community Development District Special Assessment Refunding Senior Lien Series 2020 A-1 (NR/BBB)
125,000	3.500	(e)	05/01/2026	117,778
130,000	3.500	(e)	05/01/2027	120,708
135,000	3.500	(e)	05/01/2028	127,396
140,000	3.500	(e)	05/01/2029	130,921
700,000	3.500	(e)	05/01/2038	549,956
North AR-1 Pasco Community Development District Special Assessment Bonds Series 2021 (NR/NR)
200,000	2.625		05/01/2026	188,311
280,000	3.125		05/01/2031	241,619
North Park Isle Community Development District Special Assessment RB Series 2021 (NR/NR)
370,000	2.450		11/01/2026	341,463
500,000	3.000		11/01/2031	422,099
North Powerline Road Community Development District Special Assessment Bonds Series 2022 (NR/NR)
255,000	5.250	(e)	05/01/2032	244,782
North Powerline Road Community Development District Special Assessment Series 2020 (NR/NR)
265,000	2.625		05/01/2025	255,106
495,000	3.125		05/01/2030	435,148
430,000	3.625		05/01/2040	329,699
North Sumter County Utility Dependent District RB for Central Sumter Utility Series 2019 (BAM) (NR/AA)
655,000	5.000		10/01/2030	700,510
575,000	5.000		10/01/2031	614,242
1,025,000	5.000		10/01/2033	1,090,727
1,205,000	5.000		10/01/2034	1,278,185
1,000,000	5.000		10/01/2036	1,045,804
1,975,000	5.000		10/01/2037	2,051,951
2,075,000	5.000		10/01/2038	2,142,984
2,180,000	5.000		10/01/2039	2,242,534
2,630,000	5.000		10/01/2044	2,673,005
North Sumter County Utility Dependent District RB Refunding Series 2020 (NR/AA-)
28,725,000	5.000		10/01/2043	29,508,408

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)

Oak Creek Community Development District Special Assessment Refunding Bonds Series 2015 A-1 (NR/A+)
$1,150,000	4.450%		05/01/2031	$1,114,818
Ocala Preserve Community Development District Capital Improvement RB Series 2023 (NR/NR)
275,000	4.875		05/01/2030	270,770
Old Hickory Community Development District Special Assessment Bonds Series 2020 (NR/NR)
115,000	2.500		06/15/2025	110,636
300,000	3.000		06/15/2030	267,765
315,000	4.000		06/15/2040	259,565
Orange Blossom Groves Community Development District Special Assessment Bonds Series 2023 (NR/NR)
400,000	4.250		06/15/2030	389,508
585,000	5.250		06/15/2043	558,020
Orange Blossom Ranch Community Development District Special Assessment Bonds Series 2019 (NR/NR)
195,000	3.700		05/01/2024	193,639
825,000	4.100		05/01/2029	794,981
Orlando Utilities Commission RB Series 2021 B (Aa2/AA)
4,325,000	1.250	(a)(b)	10/01/2046	3,599,143
Osceola Chain Lakes Community Development District Special Assessment Bonds Series 2020 (NR/NR)
100,000	3.250		05/01/2025	97,482
350,000	3.500		05/01/2030	315,243
Osceola County Rolling Oaks Community Development District Special Assessment Bonds Series 2016 (NR/NR)
3,285,000	5.875		11/01/2037	3,329,858
3,500,000	6.000		11/01/2047	3,521,122
Osceola County Rolling Oaks Community Development District Special Assessment Bonds Series 2018 (NR/NR)
100,000	4.375	(e)	11/01/2023	99,959
640,000	4.875	(e)	11/01/2028	639,181
Osceola County Transportation Improvement & Refunding RB Series 2019A-1 (NR/BBB+)
125,000	5.000		10/01/2026	127,145
Osceola County Transportation Improvement Refunding RB Series 2019A-1 (NR/BBB+)
275,000	5.000		10/01/2025	277,733
Osceola Village Center Community Development District Special Assessment Bond Series 2021 (NR/NR)
120,000	2.375	(e)	05/01/2026	112,353
180,000	2.875	(e)	05/01/2031	152,307
365,000	3.300	(e)	05/01/2041	262,341
Palermo Community Development District Special Assessment Bonds Series 2023 (NR/NR)
600,000	4.125		06/15/2030	578,827
950,000	5.000		06/15/2043	874,976
Palm Beach County Health Facilities Authority RB for ACTS Retirement-Life Communities, Inc. Obligated Group Series 2020 B (NR/NR)
250,000	4.000		11/15/2041	208,077
1,030,000	5.000		11/15/2042	977,662
Palm Beach County Health Facilities Authority RB for Lifespace Communities, Inc. Obligated Group Series 2019 B (NR/NR)
2,300,000	4.000		05/15/2053	1,365,935
1,825,000	5.000		05/15/2053	1,301,764

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)

Palm Beach County Health Facilities Authority RB Refunding for Lifespace Communities, Inc. Obligated Group Series 2021 C (NR/NR)
$615,000	4.000%		05/15/2030	$532,440
8,190,000	4.000		05/15/2036	6,290,987
Palm Coast Park Community Development District Special Assessment Bond for Somerset at Palm Coast Park, Series 2023 (NR/NR)
910,000	4.700		05/01/2033	875,020
400,000	5.400		05/01/2043	376,107
Palm Coast Park Community Development District Special Assessment Bonds Series 2021 (NR/NR)
275,000	2.800		05/01/2031	230,962
730,000	3.125		05/01/2041	508,295
Palm Coast Park Community Development District Special Assessment for Assessment Area One Series 2019 (NR/NR)
85,000	3.400		05/01/2025	83,000
245,000	3.750		05/01/2030	223,651
965,000	4.150		05/01/2040	803,292
Palm Glades Community Development District Senior Special Assessment Bonds Series 2018 A-1 (NR/A)
215,000	3.500		11/01/2025	209,349
225,000	3.500		11/01/2026	217,069
230,000	3.500		11/01/2027	220,306
240,000	3.500		11/01/2028	228,211
585,000	4.000		11/01/2033	550,324
Palm Glades Community Development District Special Assessment Bonds Series 2020 (NR/NR)
785,000	4.000	(e)	05/01/2050	574,987
Palm Glades Community Development District Special Assessment Refunding Bonds Series 2016 (NR/A)
350,000	3.750		05/01/2031	327,121
1,045,000	4.000		05/01/2036	963,796
Palm Glades Community Development District Special Assessment Refunding Bonds Series 2017 (NR/BBB-)
205,000	4.000		05/01/2027	199,263
3,500,000	5.000		05/01/2039	3,314,735
Park East Community Development District Special Assessment Bonds Series 2021 (NR/NR)
820,000	2.875		11/01/2031	675,510
1,450,000	3.150		11/01/2041	1,003,157
Parkland Preserve Community Development District Special Assessment RB Series 2019 A (NR/NR)
65,000	4.500		05/01/2024	64,842
465,000	4.750		05/01/2030	455,391
Parkview at Long Lake Ranch Community Development District Special Assessment Series 2020 (NR/NR)
625,000	3.125		05/01/2030	548,475
800,000	3.750		05/01/2040	621,771
Parkway Center Community Development District Special Assessment for Amenity Projects Series 2018-2 (NR/A-)
345,000	4.250		05/01/2031	328,241
1,030,000	4.500		05/01/2038	916,904
Parkway Center Community Development District Special Assessment Refunding Series 2018-1 (NR/BBB)
265,000	4.000		05/01/2026	258,599
275,000	4.000		05/01/2027	267,032
285,000	4.125		05/01/2028	276,741

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)

Parrish Lakes Community Development District Capital Improvement RB for Special Assessment Area Two Series 2023A (NR/NR)
$350,000	4.625%		05/01/2030	$338,326
515,000	5.375		05/01/2043	478,190
Parrish Lakes Community Development District Capital Improvement RB Series 2023 (NR/NR)
500,000	4.000		05/01/2030	473,053
Parrish Plantation Community Development District Special Assessment Bonds Series 2021 (NR/NR)
195,000	2.500		05/01/2026	183,530
335,000	3.125		05/01/2031	289,786
Pasco Community Development District Capital Improvement RB Series 2021A (NR/NR)
100,000	2.625		05/01/2026	94,155
260,000	3.250		05/01/2031	226,363
770,000	3.550		05/01/2041	574,333
Pasco County Capital Improvement Cigarette Tax Allocation Bonds Series 2023A (AGM) (A1/AA)
480,000	5.250		09/01/2035	521,101
500,000	5.250		09/01/2036	537,310
250,000	5.500		09/01/2037	270,684
210,000	5.500		09/01/2038	225,918
3,665,000	5.750		09/01/2054	3,898,450
Paseo Community Development District Capital Improvement RB Refunding Series 2018 (NR/A-)
440,000	4.000		05/01/2024	437,775
475,000	4.000		05/01/2026	466,785
515,000	4.000		05/01/2028	503,450
1,315,000	4.500		05/01/2031	1,271,622
Peace Creek Community Development District Special Assessment Bonds Series 2023 (NR/NR)
450,000	4.250		06/15/2030	435,357
Pentathlon Community Development District Special Assessment Revenue Refunding Series 2012 (NR/A-)
1,330,000	4.500		11/01/2033	1,303,938
Pine Isle Community Development District Special Assessment
Bonds Series 2021 (NR/NR)
225,000	3.000	(e)	12/15/2031	196,684
Pine Ridge Plantation Community Development District Special Assessment Refunding Bonds 2020 A-1 (AGM) (NR/AA)
545,000	2.000		05/01/2028	467,804
555,000	2.000		05/01/2029	463,382
565,000	2.125		05/01/2030	458,133
1,000,000	2.625		05/01/2034	782,896
990,000	2.800		05/01/2037	723,803
Pine Ridge Plantation Community Development District Special Assessment Refunding Bonds 2020 A-2 (NR/NR)
285,000	2.750		05/01/2025	274,768
Pinellas County Industrial Development Authority RB for Drs. Kiran & Pallavi Patel 2017 Foundation for Global Understanding, Inc. Project Series 2019 (NR/NR)
1,900,000	5.000		07/01/2029	1,904,064
Portico Community Development District Special Assessment Bonds Series 2020-2 (NR/NR)
40,000	2.875		05/01/2025	38,590
170,000	3.250		05/01/2031	147,025

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)

Portico Community Development District Special Assessment Refunding Series 2020-1 (NR/NR)
$855,000	2.800%		05/01/2025	$823,903
3,330,000	3.200		05/01/2031	2,877,614
1,875,000	3.500		05/01/2037	1,480,680
Preserve at South Branch Community Development District Special Assessment Phase 1 Series 2018 (NR/NR)
275,000	4.750		11/01/2029	273,700
Preserve at South Branch Community Development District Special Assessment Phase 2 RB Series 2019 (NR/NR)
55,000	3.250		11/01/2024	54,125
555,000	3.500		11/01/2030	509,295
Preserve at South Branch Community Development District Special Assessment Phase 3 Series 2021 (NR/NR)
160,000	2.500		05/01/2026	151,315
Preston Cove Community Development District Special Assessment RB Series 2022 (NR/NR)
430,000	3.250		05/01/2027	405,128
1,820,000	4.000		05/01/2042	1,444,933
Quail Roost Community Development District Special Assessment for Expansion Area Project Series 2021 (NR/NR)
120,000	2.200		12/15/2026	110,507
485,000	2.700		12/15/2031	410,103
735,000	3.125		12/15/2041	533,754
Ranches At Lake Mcleod Community Development District Polk County, Florida Special Assessment Bonds, Series 2023 Assessment Area One (NR/NR)
625,000	5.250		06/15/2043	586,985
Randal Park Community Development District Randal Walk
Special Assessment RB Series 2018 (NR/NR)
30,000	4.100	(e)	05/01/2024	29,867
185,000	4.500	(e)	05/01/2029	181,508
Randal Park Community Development District Special Assessment RB Series 2015 (NR/NR)
275,000	4.250		11/01/2025	271,550
Reserve At Van Oaks Community Development District City of Auburndale, Florida Special Assessment Bonds, Series 2023 Series 2023 Project (NR/NR)
670,000	5.125		05/01/2043	626,370
Reunion East Community Development District Special Assessment Refunding Bonds for Osceola County Series 2015A (NR/NR)
325,000	5.000		05/01/2025	328,275
Reunion West Community Development District Special Assessment Bonds for Assessment Area 5 Project Series 2019 (NR/NR)
65,000	3.750		05/01/2024	64,616
425,000	4.000		05/01/2030	400,489
Reunion West Community Development District Special Assessment Refunding Bonds Series 2022 (NR/NR)
1,150,000	3.000		05/01/2036	912,114
Rhodine Road North Community Development District Special Assessment Bonds Series 2019 (NR/NR)
40,000	3.500		05/01/2024	39,691
405,000	4.000		05/01/2030	383,173
615,000	4.500		05/01/2040	543,091
610,000	4.750		05/01/2050	516,426

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)

Rhodine Road North Community Development District Special Assessment Bonds Series 2022 (NR/NR)
$190,000	3.000%		05/01/2032	$165,568
400,000	3.300		05/01/2042	297,236
Ridge at Apopka Community Development District Special Assessment Bonds for Parcel Two Project Series 2023 (NR/NR)
330,000	4.750		05/01/2030	321,624
Ridge at Apopka Community Development District Special Assessment Bonds Series 2022 (NR/NR)
365,000	4.750		05/01/2027	359,873
700,000	5.000		05/01/2032	680,012
Ridge at Health Brook Community Development District Capital Improvement RB Series 2023 (NR/NR)
145,000	4.375		05/01/2030	139,968
275,000	5.250		05/01/2043	256,813
River Bend Community Development District Special Assessment RB Refunding Senior Series 2016 A-1 (NR/A-)
2,390,000	4.000		05/01/2031	2,264,079
890,000	4.000		05/01/2035	819,813
River Glen Community Development District Special Assessment Bond for Assessment Area Two Series 2021 (NR/NR)
435,000	2.375		05/01/2026	406,980
600,000	3.000		05/01/2031	511,110
River Hall Community Development District Special Assessment for Assessment Area 3 Series 2020 A (NR/NR)
310,000	2.750		05/01/2025	298,856
525,000	3.250		05/01/2031	458,518
River Hall Community Development District Special Assessment Refunding Bonds Series 2021 A-2 (NR/NR)
400,000	3.000		05/01/2026	381,044
1,000,000	3.000		05/01/2031	857,934
1,000,000	3.000		05/01/2036	760,292
River Landing Community Development District Special Assessment Series 2020 A (NR/NR)
165,000	3.000		05/01/2025	160,153
475,000	3.600		05/01/2030	429,399
Rivers Edge II Community Development District Special Assessment Bond Series 2021 (NR/NR)
150,000	2.400		05/01/2026	140,428
300,000	3.000		05/01/2031	255,555
Rivers Edge III Community Development District Special Assessment Bond Series 2021 (NR/NR)
130,000	2.400	(e)	05/01/2026	121,691
300,000	3.000	(e)	05/01/2031	256,281
Rivington Community Development District Special Assessment RB Series 2022 (NR/NR)
4,065,000	4.000		05/01/2052	2,936,645
Rolling Hills Community Development District Capital Improvement and Refunding Bonds Series 2022A-2 (NR/NR)
1,000,000	3.650		05/01/2032	876,678
Rolling Hills Community Development District Capital Improvement RB Series 2022A-1 (NR/NR)
965,000	3.750		05/01/2042	724,644
Rolling Oaks Community Development District Special Assessment Bonds Series 2022 (NR/NR)
200,000	5.625	(e)	05/01/2029	199,093
830,000	6.250	(e)	05/01/2042	821,860

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)

Rustic Oaks Community Development District Capital Improvement RB Series 2022 (NR/NR)
$810,000	2.850%		05/01/2027	$742,897
1,100,000	3.200		05/01/2032	934,265
Rutland Ranch Community Development District Special Assessment Bonds Series 2021 (NR/NR)
410,000	3.400		11/01/2041	299,622
Rye Crossing Community Development District Capital Improvement RB Series 2023 (NR/NR)
820,000	5.000		05/01/2043	753,677
Rye Ranch Community Development District Special Assessment Bonds for Assessment Area One, Series 2023 (NR/NR)
660,000	5.750	(e)	11/01/2043	629,022
Saddle Creek Preserve of Polk County Community Development District Special Assessment Bonds Series 2020 (NR/NR)
235,000	2.500		06/15/2025	225,460
320,000	3.000		06/15/2030	278,870
290,000	4.000		06/15/2040	236,543
Saddle Creek Preserve of Polk County Community Development District Special Assessment Bonds Series 2022 (NR/NR)
265,000	2.625		12/15/2027	240,005
355,000	3.100		12/15/2032	295,396
Saltmeadows Community Development District Special Assessment Bonds Series 2022 (NR/NR)
585,000	5.250		05/01/2042	546,154
Sampson Creek Community Development District Special Assessment Bonds Series 2020 (AGM) (NR/AA)
680,000	2.375		05/01/2035	520,427
1,425,000	2.625		05/01/2040	995,923
San Simeon Community Development District Special Assessment Bonds Series 2019 (NR/NR)
145,000	3.375	(e)	06/15/2024	143,519
1,000,000	3.750	(e)	06/15/2031	901,802
Sandmine Road Community Development District Special Assessment Bonds Series 2021 (NR/NR)
450,000	3.000		11/01/2031	386,709
1,100,000	3.300		11/01/2041	804,486
Sandmine Road Community Development District Special Assessment Bonds Series 2022 (NR/NR)
500,000	5.750		11/01/2042	492,015
Savanna Lakes Community Development District Lee County, Florida Special Assessment Bonds, Series 2023 Assessment Area One (NR/NR)
815,000	5.125	(e)	06/15/2043	761,714
Sawgrass Village Community Development District Manatee County, Florida Special Assessment Bonds, Series 2023 Series 2023 Project (NR/NR)
600,000	4.875		05/01/2030	583,570
1,260,000	5.500		05/01/2043	1,174,206
Scenic Highway Community Development District Special Assessment Series 2020 (NR/NR)
335,000	2.750		05/01/2025	323,071
465,000	3.250		05/01/2030	411,910
560,000	3.750		05/01/2040	434,738
Scenic Terrace North Community Development District Special Assessment Bonds Series 2023 (NR/NR)
645,000	5.125		05/01/2030	632,989

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)

Scenic Terrace South Community Development District Special Assessment Bonds Series 2022 (NR/NR)
$400,000	3.750%		05/01/2027	$383,336
655,000	4.125		05/01/2032	606,104
1,435,000	4.500		05/01/2042	1,223,350
Seaton Creek Reserve Community Development District City of Jacksonville, Florida Special Assessment Bonds, Series 2023 Assessment Area One (NR/NR)
725,000	5.250	(e)	06/15/2043	680,896
Sedona Point Community Development District Miami-Dade County, Florida Special Assessment Bonds, Series 2023 2023 Project (NR/NR)
600,000	5.000		06/15/2043	557,997
Seminole Improvement District Utilities RB for City of Westlake Series 2022 (NR/NR)
400,000	4.400		10/01/2027	390,276
550,000	5.000		10/01/2032	531,826
Seminole Palms Community Development District City of Palm Coast, Florida Special Assessment Bonds, Series 2023 2023 Project Area (NR/NR)
1,000,000	5.500		05/01/2043	947,210
Shell Point Community Development District Special Assessment Bonds Series 2019 (NR/NR)
130,000	4.000	(e)	11/01/2024	128,725
735,000	4.500	(e)	11/01/2029	715,555
Sherwood Manor Community Development District Special Assessment Bonds Series 2018 (NR/NR)
70,000	4.000	(e)	11/01/2023	69,952
Sherwood Manor Community Development District Special Assessment RB Series 2023 (NR/NR)
450,000	4.625		05/01/2030	438,578
725,000	5.500		05/01/2043	692,364
Shingle Creek at Bronson Community Development District Special Assessment Bonds Series 2021 (NR/NR)
1,000,000	3.500		06/15/2041	738,813
Shingle Creek Community Development District Special Assessment Bonds Series 2019 (NR/NR)
325,000	3.625		05/01/2024	322,676
1,895,000	4.000		05/01/2029	1,816,885
5,000,000	4.750		05/01/2039	4,520,141
Siena North Community Development District Special Assessment Bonds Series 2022 (NR/NR)
160,000	3.300		06/15/2032	137,088
450,000	4.000		06/15/2042	356,837
Silver Palms West Community Development District Special Assessment Bonds Series 2022 (NR/NR)
900,000	3.000		06/15/2032	748,793
1,905,000	3.250		06/15/2042	1,360,933
Silverlake Community Development District Special Assessment Bonds Series 2023 (NR/NR)
695,000	5.375		05/01/2043	666,943
Six Mile Creek Community Development District Capital Improvement & Refunding RB Series 2021 (NR/NR)
175,000	2.500		05/01/2026	164,658
325,000	3.100		05/01/2031	278,850
Six Mile Creek Community Development District Special Assessment for Assessment Area 3 Phase 1 Series 2021 (NR/NR)
230,000	2.500		05/01/2026	216,419

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)

Six Mile Creek Community Development District Special Assessment for Assessment Area 3 Phase 1 Series 2021 (NR/NR) – (continued)
$720,000	3.000%		05/01/2031	$614,544
Six Mile Creek Community Development District Special Assessment Refunding for Area 2 Phase 3A Project Series 2020 (NR/NR)
215,000	3.125		11/01/2025	207,195
500,000	3.625		11/01/2031	442,333
300,000	4.125		11/01/2040	247,228
Six Mile Creek Community Development District St. Johns County, Florida Capital Improvement RB, Series 2023 2023 Project Area (NR/NR)
1,100,000	5.500		05/01/2043	1,041,931
Sorrento Pines Community Development District Lake County, Florida Special Assessment Bonds, Series 2023 Assessment Area One (NR/NR)
700,000	5.250		05/01/2043	654,482
South Creek Community Development District Special Assessment for Assessment Area One Series 2021 (NR/NR)
180,000	2.375		06/15/2026	169,072
175,000	2.875		06/15/2031	151,977
475,000	3.250		06/15/2041	355,033
South Fork East Community Development District Capital Improvement RB Refunding Series 2017 (NR/BBB)
435,000	3.250		05/01/2024	431,752
445,000	3.450		05/01/2025	428,170
465,000	3.625		05/01/2026	439,951
975,000	4.125		05/01/2036	870,653
South Fork III Community Development District Parcels V and W Special Assessment Bonds Series 2019 (NR/NR)
245,000	4.250	(e)	11/01/2024	243,289
730,000	4.500	(e)	11/01/2029	713,656
South Fork III Community Development District Special Assessment RB Refunding Series 2018 (NR/NR)
100,000	4.000		05/01/2024	99,532
590,000	4.625		05/01/2029	582,143
South Kendall Community Development District Special Assessment Refunding Series 2016 (NR/BBB)
350,000	2.500		11/01/2023	349,455
355,000	2.750		11/01/2024	343,640
370,000	3.000		11/01/2025	349,780
Southern Groves Community Development District No. 5 Special Assessment Bond Series 2021 (NR/NR)
395,000	2.400		05/01/2026	369,793
Southern Groves Community Development District No. 5 Special Assessment Refunding Series 2019 (NR/NR)
100,000	2.875		05/01/2024	98,738
300,000	3.250		05/01/2029	274,553
Southern Groves Community Development District No. 5 Special Assessment Series 2020 (NR/NR)
170,000	3.375		05/01/2025	165,503
610,000	4.000		05/01/2030	567,380
330,000	4.300		05/01/2040	278,627
300,000	4.500		05/01/2046	246,073
Southshore Bay Community Development District Special Assessment Bond for Assessment Area One Series 2021 (NR/NR)
535,000	3.000	(e)	05/01/2033	436,382

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)

St. Johns County Industrial Development Authority RB Refunding for Life Care Ponte Vedra Obligated Group Obligated Group Series 2021 A (NR/NR)
$900,000	4.000%		12/15/2036	$740,289
St. Johns County Water & Sewer RB Series 2022 (Aa2/AAA)
16,430,000	5.000		06/01/2047	17,085,135
Stellar North Community Development District Special Assessment Bonds Series 2021 (NR/NR)
150,000	2.450		05/01/2026	140,196
Stillwater Community Development District Special Assessment Bonds Series 2021 (NR/NR)
230,000	2.375	(e)	06/15/2026	214,681
Stonebrier Community Development District Special Assessment Refunding Series 2016 (NR/A-)
270,000	2.500		05/01/2024	265,498
280,000	3.000		05/01/2025	271,460
290,000	3.000		05/01/2026	277,368
Stonewater Community Development District Special Assestment RB Series 2021 (NR/NR)
330,000	3.000	(e)	11/01/2032	273,533
585,000	3.300	(e)	11/01/2041	420,946
Stoneybrook North Community Development District Capital Improvement Revenue Refunding Bonds Series 2022 (NR/NR)
855,000	6.375		11/01/2052	847,125
Stoneybrook South at Championsgate Community Development District Special Assessment Bonds Series 2019 (NR/NR)
90,000	3.500		06/15/2024	89,159
500,000	4.000		06/15/2030	471,949
Stoneybrook South at Championsgate Community Development District Special Assessment Bonds Series 2023 (NR/NR)
725,000	5.375		06/15/2043	694,776
Stoneybrook South Community Development District Special Assessment Series 2020 (NR/NR)
415,000	2.500	(e)	12/15/2025	394,344
500,000	3.000	(e)	12/15/2030	442,363
1,000,000	3.500	(e)	12/15/2040	789,762
Storey Creek Community Development District Special Assessment Bonds for Assessment Area One Project Series 2019 (NR/NR)
500,000	3.625		12/15/2030	450,114
870,000	4.000		12/15/2039	715,951
Storey Creek Community Development District Special Assessment Bonds Series 2019 (NR/NR)
160,000	3.125		12/15/2025	153,542
Storey Creek Community Development District Special Assessment Bonds Series 2022 (NR/NR)
285,000	4.300		06/15/2027	279,071
Storey Drive Community Development District Special Assessment Bonds Series 2022 (NR/NR)
250,000	3.000		06/15/2032	210,089
1,000,000	3.250		06/15/2042	714,867
Storey Park Community Development District Special Assessment Bonds for Assessment Area Four Project Series 2021 (NR/NR)
180,000	2.375	(e)	06/15/2026	168,413
225,000	2.875	(e)	06/15/2031	195,399
275,000	3.300	(e)	06/15/2041	199,782
Storey Park Community Development District Special Assessment Bonds for City of Orlando Series 2022 (NR/NR)
105,000	4.250		06/15/2027	102,432

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Storey Park Community Development District Special Assessment Bonds for City of Orlando Series 2022 (NR/NR) – (continued)
$260,000	4.500%		06/15/2032	$249,105
585,000	5.000		06/15/2042	533,205
Summer Woods Community Development District Special Assessment Bonds Series 2021 (NR/NR)
275,000	3.150		05/01/2031	237,861
650,000	3.450		05/01/2041	477,769
Summer Woods Community Development District Special Assessment for Assessment Area Two Project Series 2020 (NR/NR)
140,000	3.000		05/01/2025	135,867
455,000	3.300		05/01/2031	396,719
750,000	3.750		05/01/2040	583,582
Summer Woods Community Development District Special Assessment for Assessment Area Two Project Series 2021 (NR/NR)
115,000	2.400		05/01/2026	107,793
160,000	3.000		05/01/2031	137,364
Summerstone Community Development District Special Assessment Bond for Phase Two Series 2021 (NR/NR)
375,000	2.750	(e)	05/01/2031	321,668
700,000	3.150	(e)	05/01/2041	512,917
Summerstone Community Development District Special Assessment Series 2020 (NR/NR)
165,000	3.250		05/01/2030	150,628
Sunbridge Stewardship District Special Assessment RB for Weslyn Park Project Series 2022 (NR/NR)
340,000	4.200		05/01/2027	329,664
460,000	4.600		05/01/2032	435,283
Sweetwater Creek Community Development District Capital Improvement Special Assessment RB Refunding Series 2019 A-1 (AGM) (NR/AA)
395,000	2.500		05/01/2029	346,357
715,000	2.875		05/01/2033	593,560
1,435,000	3.000		05/01/2038	1,080,318
Sweetwater Creek Community Development District Capital Improvement Special Assessment RB Refunding Series 2019 A-2 (NR/NR)
810,000	3.500		05/01/2029	753,495
Talis Park Community Development District Capital Improvement RB Refunding Senior Series 2016 A-1 (NR/A+)
190,000	2.500		05/01/2024	188,023
195,000	3.000		05/01/2025	187,149
200,000	3.000		05/01/2026	187,766
1,120,000	3.500		05/01/2031	1,005,609
1,355,000	4.000		05/01/2036	1,237,723
Tamarindo Community Development District Special Assessment Bonds Series 2021 (NR/NR)
240,000	2.375		05/01/2026	224,541
285,000	3.000		05/01/2031	243,375
Tampa-Hillsborough County Expressway Authority RB Series 2017 C (A2/A+)
2,025,000	5.000		07/01/2048	2,027,585
Tapestry Community Development District Special Assessment RB Series 2016 (NR/NR)
1,115,000	4.800		05/01/2036	1,047,904

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Tern Bay Community Development District Special Assessment Bonds Series 2022 (NR/NR)
$1,655,000	3.400%		06/15/2032	$1,430,527
Terreno Community Development District Special Assessment Bonds Series 2023 (NR/NR)
1,415,000	5.000		05/01/2043	1,293,843
Timber Creek Southwest Community Development District Special Assessment Bonds for Assessment Area Two Project Series 2021 (NR/NR)
525,000	2.350		12/15/2026	484,150
750,000	3.000		12/15/2031	632,436
2,000,000	3.300		12/15/2041	1,431,124
Tison’s Landing Community Development District Special Assessment RB Refunding & Improvement Bonds Senior Series 2016 A-1 (NR/A+)
205,000	3.000		05/01/2027	190,210
210,000	3.125		05/01/2028	194,124
230,000	3.375		05/01/2032	204,459
Tohoqua Community Development District Special Assessment Phase 4A/5A Project Series 2021 (NR/NR)
735,000	3.600		05/01/2041	560,968
Tolomato Community Development District Special Assessment GO Refunding Bonds Subordinate Lien Series 2018 A-2 (NR/NR)
415,000	5.200	(e)	05/01/2028	417,360
Tolomato Community Development District Special Assessment GO Refunding Bonds Subordinate Lien Series 2018 B-2 (NR/NR)
300,000	4.625		05/01/2028	297,162
Tolomato Community Development District Special Assessment RB Refunding Series 2019 A-1 (AGM) (NR/AA)
4,695,000	3.000		05/01/2033	4,112,131
5,285,000	3.000		05/01/2037	4,228,548
Tolomato Community Development District Special Assessment RB Refunding Series 2019 A-2 (NR/NR)
100,000	3.500		05/01/2024	99,204
760,000	3.850		05/01/2029	721,512
Tolomato Community Development District Special Assessment Refunding Bonds Series 2019 B (AGM) (NR/AA)
2,025,000	3.000		05/01/2033	1,769,170
4,925,000	3.000		05/01/2040	3,725,772
Tolomato Community Development District Special Assessment Refunding Bonds Series 2019 C (NR/NR)
530,000	3.450	(e)	05/01/2024	525,853
2,965,000	3.750	(e)	05/01/2029	2,800,388
Toscana Isles Community Development District Special Assessment RB Series 2018 (NR/NR)
265,000	4.375		11/01/2023	264,895
1,875,000	5.000		11/01/2029	1,871,094
95,000	5.375		11/01/2039	92,357
Touchstone Community Development District Special Assessment Bonds Series 2018 (NR/NR)
505,000	4.250	(e)	06/15/2028	490,718
Touchstone Community Development District Special Assessment Bonds Series 2019 (NR/NR)
195,000	3.125		12/15/2025	187,197
735,000	3.625		12/15/2031	652,005
450,000	4.000		12/15/2040	366,187

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Town of Davie RB Refunding for Nova Southeastern University, Inc. Series 2018 (A3/A-)
$750,000	5.000%		04/01/2030	$770,920
650,000	5.000		04/01/2031	668,462
550,000	5.000		04/01/2033	566,323
4,430,000	5.000		04/01/2048	4,324,636
Town of Palm Beach GO Bonds for Underground Utility Project Series 2018 (Aaa/AAA)
2,000,000	4.000		07/01/2043	1,841,492
7,000,000	4.000		07/01/2047	6,341,817
Towne Park Community Development District Special Assessment Area 3B Project Series 2019 (NR/NR)
35,000	3.500		05/01/2024	34,713
360,000	4.000		05/01/2030	339,632
595,000	4.375		05/01/2039	519,742
Towne Park Community Development District Special Assessment Area 3D Project Series 2020 (NR/NR)
415,000	3.125	(e)	05/01/2030	373,341
475,000	3.625	(e)	05/01/2040	382,049
Tradition Community Development District No. 9 Special Assessment Bonds Series 2021 (NR/NR)
295,000	2.300		05/01/2026	276,294
Trevesta Community Development District Special Assessment Area 1 Phase 2 Project Series 2018 (NR/NR)
140,000	4.375	(e)	11/01/2024	139,218
485,000	5.250	(e)	11/01/2039	465,154
Trevesta Community Development District Special Assessment Area 2 Project Series 2020 (NR/NR)
240,000	2.500	(e)	05/01/2025	230,509
235,000	3.250	(e)	05/01/2030	208,197
Triple Creek Community Development District Special Assessment Bonds Series 2021 (NR/NR)
1,190,000	3.125	(e)	11/01/2041	833,365
750,000	4.000	(e)	11/01/2051	544,851
Triple Creek Community Development District Special Assessment for Villages N&P Projects Series 2021 (NR/NR)
135,000	2.500		11/01/2026	124,943
200,000	3.000		11/01/2031	169,274
Triple Creek Community Development District Special Assessment Series 2019 A (NR/NR)
85,000	3.875		05/01/2024	84,491
490,000	4.125		05/01/2029	471,890
Triple Creek Community Development District Special Assessment Series 2019 B (NR/NR)
255,000	4.875		05/01/2032	249,066
TSR Community Development District Special Assessment Bonds for Northwest Assessment Area Series 2017 (NR/NR)
3,955,000	4.625	(e)	11/01/2038	3,556,560
TSR Community Development District Special Assessment Bonds for Northwest Assessment Area Series 2018 (NR/NR)
105,000	4.000		11/01/2024	103,937
495,000	4.500		11/01/2029	483,920
TSR Community Development District Special Assessment RB for 2016 Project Series 2016 (NR/NR)
2,000,000	4.750		11/01/2047	1,686,540
TSR Community Development District Special Assessment RB for Downtown Neighborhood Assessment Area Series 2019 (NR/NR)
210,000	3.000		11/01/2024	205,612

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
TSR Community Development District Special Assessment RB for Downtown Neighborhood Assessment Area Series 2019 (NR/NR) – (continued)
$700,000	3.375%		11/01/2030	$619,943
TSR Community Development District Special Assessment RB for Village 1 Project Series 2015 (NR/NR)
315,000	4.375		11/01/2025	311,620
Tuckers Pointe Community Development District Special Assessment RB Series 2022 (NR/NR)
200,000	3.000		05/01/2027	185,736
465,000	3.375		05/01/2032	399,307
1,430,000	4.000		05/01/2042	1,133,342
Turnbull Creek Community Development District Senior Special Assessment Refunding Bonds Series 2015 A-1 (NR/A)
1,000,000	4.250		05/01/2031	956,893
Twisted Oaks Pointe Community Development District City of Wildwood, Florida Special Assessment Bonds, Series 2023 Assessment Area One Project (NR/NR)
310,000	4.500		05/01/2030	298,197
500,000	5.375		05/01/2043	463,176
Twisted Oaks Pointe Community Development District City of Wildwood, Florida Special Assessment Bonds, Series 2023 Assessment Area Two Project (NR/NR)
225,000	5.125		05/01/2030	220,714
Two Creeks Community Development District RB Refunding for Capital Improvement Senior Lien Series 2016 A-1 (NR/A)
365,000	2.500		05/01/2024	361,161
375,000	2.625		05/01/2025	358,526
390,000	3.000		05/01/2026	367,047
400,000	3.125		05/01/2027	379,570
410,000	3.250		05/01/2028	387,091
Two Creeks Community Development District RB Refunding for Capital Improvement Subordinate Lien Series 2016 A-2 (NR/NR)
100,000	4.200		05/01/2026	98,342
Two Lakes Community Development District Special Assessment Expansion Area Series 2019 (NR/NR)
230,000	3.000		12/15/2024	224,384
1,000,000	3.375		12/15/2030	883,177
Two Lakes Community Development District Special Assessment Series 2017 (NR/NR)
1,370,000	5.000	(e)	12/15/2032	1,344,176
2,000,000	5.000	(e)	12/15/2037	1,899,335
4,470,000	5.000	(e)	12/15/2047	3,964,860
Two Rivers East Community Development District Pasco County, Florida Special Assessment Bonds, Series 2023 Series 2023 Project (NR/NR)
2,800,000	5.750		05/01/2043	2,670,306
Two Rivers North Community Development District Special Assessment Bonds Series 2022 (NR/NR)
1,440,000	5.125		05/01/2042	1,321,844
Two Rivers Two Rivers West Community Development District Special Assessment Bonds Series 2023 (NR/NR)
600,000	5.125		11/01/2030	587,956
2,000,000	6.000		11/01/2043	1,932,268
Two Rivers West Community Development District Special Assessment Bonds Series 2022 (NR/NR)
600,000	5.375		05/01/2033	590,310

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Union Park East Community Development District Special Assessment Boonds for Assessment Area 3 Project Series 2021 (NR/NR)
$40,000	2.950	%(e)	05/01/2031	$33,970
305,000	3.350	(e)	05/01/2041	219,799
310,000	4.000	(e)	05/01/2051	225,228
University Park Recreation District Special Assessment Series 2019 (BAM) (NR/AA)
300,000	2.500		05/01/2027	279,627
310,000	2.500		05/01/2028	282,873
315,000	2.625		05/01/2029	285,635
1,060,000	3.000		05/01/2034	913,664
2,130,000	3.125		05/01/2038	1,706,773
1,725,000	3.250		05/01/2040	1,379,745
Varrea South Community Development District City of Plant City, Florida Capital Improvement RB, Series 2023 2023 Assessment Area (NR/NR)
1,000,000	5.125		05/01/2043	936,001
V-Dana Community Development District Lee County, Florida Special Assessment Bonds, Series 2023 Assessment Area Two – 2023 Project Area (NR/NR)
885,000	4.300		05/01/2030	861,235
965,000	5.250		05/01/2043	910,862
V-Dana Community Development District Special Assessment for Assessment Area One Series 2020 (NR/NR)
235,000	3.000	(e)	05/01/2025	228,359
525,000	3.500	(e)	05/01/2031	467,846
975,000	4.000	(e)	05/01/2040	802,369
V-Dana Community Development District Special Assessment for Assessment Area One Series 2021 (NR/NR)
1,000,000	3.625		05/01/2041	762,932
Ventana Community Development District Special Assessment RB for Hillsborough County Series 2018 (NR/NR)
115,000	4.000	(e)	05/01/2024	114,462
Ventana Community Development District Special Assessment RB Series 2018 (NR/NR)
1,000,000	4.625	(e)	05/01/2029	985,246
1,000,000	5.000	(e)	05/01/2038	945,567
Veranda Community Development District II Special Assessment Area 1 Gardens East Project Series 2018 A (NR/NR)
100,000	4.000		11/01/2024	99,092
395,000	4.500		11/01/2029	386,579
Veranda Community Development District II Special Assessment Area 1 Preserve West Project Series 2018 A (NR/NR)
95,000	4.000		11/01/2024	94,138
375,000	4.500		11/01/2029	367,005
Veranda Community Development District II Special Assessment Refunding for Veranda Estates Project Series 2021 (NR/NR)
65,000	2.500	(e)	05/01/2026	61,007
135,000	3.100	(e)	05/01/2031	115,830
Veranda Community Development District II Special Assessment Refunding for Veranda Oaks Project Series 2021 (NR/NR)
140,000	2.500	(e)	05/01/2026	131,400
260,000	3.100	(e)	05/01/2031	223,080
Veranda Landing Community Development District Special Assessment Bonds, Series 2023 (NR/NR)
800,000	5.250		06/15/2043	750,451

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Verandah East Community Development District Special Assessment Refunding & Improvement RB Series 2016 (NR/NR)
$1,000,000	4.250%		05/01/2037	$876,658
Verandah East Community Development District Special Assessment Revenue Refunding Improvement Bonds for Lee County Series 2016 (NR/NR)
960,000	3.750		05/01/2026	931,703
Verano #1 Community Development District Senior Special Assessment Refunding for Community Infrastructure Project Series 2017 A-1 (NR/BBB)
345,000	3.250	(e)	05/01/2024	342,346
355,000	3.500	(e)	05/01/2025	342,500
370,000	3.625	(e)	05/01/2026	357,748
Verano #1 Community Development District Special Assessment Bonds for District #1 Project Series 2015 (NR/NR)
280,000	4.750		11/01/2025	279,096
Verano Community Development District Special Assessment Bonds Series 2022 (NR/NR)
1,000,000	6.450		11/01/2042	1,008,811
Verano Community Development District Special Assessment Bonds Series 2023 (NR/NR)
275,000	4.625		05/01/2030	268,742
450,000	5.375		05/01/2043	427,265
Verano No 3 Community Development District Special Assessment for Phase 1 Assessment Area Series 2021 (NR/NR)
245,000	2.375		05/01/2026	230,040
300,000	3.000		05/01/2031	258,484
Verano No. 2 Community Development District Special Assessment Bonds for POD C Project Series 2020 (NR/NR)
250,000	3.250		05/01/2031	216,806
235,000	4.000		05/01/2040	191,209
Verano No. 2 Community Development District Special Assessment Bonds for POD D Project Series 2020 (NR/NR)
100,000	2.875		05/01/2025	95,827
250,000	3.250		05/01/2031	216,806
1,050,000	4.000		05/01/2040	854,338
Verano No. 2 Community Development District Special Assessment Bonds for POD E Project Series 2020 (NR/NR)
80,000	2.875		05/01/2025	76,661
250,000	3.250		05/01/2031	216,806
815,000	4.000		05/01/2040	663,129
Verona Walk Community Development District Special Assessment Senior Lien RB Refunding for Capital Improvement Series 2013 A-1 (NR/A)
495,000	4.250		05/01/2030	483,443
Viera East Community Development District Special Assessment Bonds Series 2020 (AGM) (NR/AA)
380,000	2.000		05/01/2027	332,633
385,000	2.000		05/01/2028	327,130
395,000	2.000		05/01/2029	326,309
150,000	2.125		05/01/2030	120,260
Viera Stewardship District Special Assessment RB Series 2021 (NR/NR)
500,000	2.300		05/01/2026	467,471
930,000	2.800		05/01/2031	784,335
Viera Stewardship District Special Assessment RB Series 2023 (NR/NR)
1,465,000	4.600		05/01/2033	1,405,693

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Viera Stewardship District Special Assessment RB Series 2023 (NR/NR) – (continued)
$900,000	5.300%		05/01/2043	$842,704
Villa Portofino East Community Development District Special Assessment Refunding Series 2019 (NR/NR)
325,000	3.125		05/01/2025	316,965
500,000	3.500		05/01/2030	451,902
930,000	3.750		05/01/2037	764,579
Village Community Development District No. 12 Special Assessment RB Series 2018 (NR/NR)
915,000	3.800		05/01/2028	893,904
1,825,000	4.000		05/01/2033	1,736,141
Village Community Development District No. 13 Special Assessment RB Series 2019 (NR/NR)
385,000	2.625		05/01/2024	380,533
1,200,000	3.000		05/01/2029	1,096,009
1,430,000	3.375		05/01/2034	1,255,311
3,790,000	3.550		05/01/2039	3,033,500
Village Community Development District No. 13 Special Assessment RB Series 2020 (NR/NR)
1,140,000	1.875	(e)	05/01/2025	1,091,722
2,865,000	2.625	(e)	05/01/2030	2,522,352
3,300,000	3.000	(e)	05/01/2035	2,702,008
Village Community Development District No. 15 City of Wildwood, Florida Special Assessment RB, Series 2023 (NR/NR)
825,000	4.250	(e)	05/01/2028	811,506
1,250,000	4.375	(e)	05/01/2033	1,215,158
1,025,000	4.850	(e)	05/01/2038	987,596
Village Community Development District No. 6 Special Assessment RB Refunding Series 2017 (BAM) (NR/AA)
1,710,000	3.500		05/01/2032	1,605,473
2,015,000	4.000		05/01/2037	1,887,498
Village Community Development District No. 6 Special Assessment RB Refunding Series 2017 (NR/NR)
310,000	4.000		05/01/2026	309,397
300,000	4.000		05/01/2027	299,877
310,000	4.000		05/01/2028	312,639
325,000	4.000		05/01/2029	327,740
Village Community Development District Special Assessment RB Series 2021 (NR/NR)
950,000	2.550		05/01/2031	818,237
1,900,000	2.850		05/01/2036	1,488,098
2,400,000	3.000		05/01/2041	1,708,680
Villages of Glen Creek Community Development District Capital Improvement RB Series 2022A (NR/NR)
185,000	4.625		05/01/2027	181,354
235,000	4.875		05/01/2032	226,530
610,000	5.125		05/01/2042	559,627
Villages of Glen Creek Community Development District Capital Improvement Revenue and Refunding Bonds Series 2022 (NR/NR)
210,000	3.150		05/01/2032	177,894
500,000	3.450		05/01/2042	358,788
Villamar Community Development District Special Assessment Bonds for Phase 3 Project Series 2022 (NR/NR)
155,000	3.125		11/01/2027	144,372

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Villamar Community Development District Special Assessment Bonds for Phase 4 Project Series 2022 (NR/NR)
$145,000	3.250%		05/01/2027	$136,658
Villamar Community Development District Special Assessment Bonds Series 2019 (NR/NR)
35,000	3.750		05/01/2024	34,769
220,000	4.000		05/01/2029	210,499
Villamar Community Development District Special Assessment Bonds Series 2020 (NR/NR)
135,000	2.625		05/01/2025	129,940
245,000	3.200		05/01/2030	216,259
Vizcaya In Kendall Community Development District Special Assessment Bonds Series 2016 (NR/BBB-)
220,000	2.750		11/01/2024	212,221
225,000	3.000		11/01/2025	211,033
230,000	3.200		11/01/2026	212,395
1,400,000	4.125		11/01/2046	1,111,433
Waterford Landing Community Development District Capital Improvement RB Series 2014 (NR/NR)
520,000	5.500		05/01/2034	520,560
925,000	5.750		05/01/2044	915,055
Waters Edge Community Development District Capital Improvement RB Refunding Senior Lien Series 2015 A-1 (NR/A)
2,145,000	4.000		05/01/2031	1,997,095
Waterset Central Community Development District Special Assessment Bonds Series 2018 (NR/NR)
500,000	5.125	(e)	11/01/2038	477,284
Waterset North Community Development District Special Assessment RB Series 2014 (NR/NR)
2,360,000	5.500		11/01/2045	2,247,750
Wellness Ridge Community Development District Special Assessment Bonds Series 2023 (NR/NR)
460,000	4.250		06/15/2030	445,878
Wesbridge Community Development District Special Assessment Series 2019 (NR/NR)
125,000	3.250		11/01/2024	122,934
375,000	3.625		11/01/2029	347,863
1,000,000	4.000		11/01/2039	823,489
West Hillcrest Community Development District Special Assessment Bonds Series 2023 (NR/NR)
900,000	5.250		06/15/2043	843,247
West Port Community Development District Special Assessment Area Two Series 2020 (NR/NR)
380,000	2.750	(e)	05/01/2026	357,351
415,000	3.250	(e)	05/01/2031	359,515
515,000	3.625	(e)	05/01/2041	385,776
West Port Community Development District Special Assessment Bonds for Charlotte County Series 2022 (NR/NR)
170,000	4.750		05/01/2032	161,366
300,000	5.125		05/01/2042	274,256
West Port Community Development District Special Assessment Bonds Series 2020 (NR/NR)
190,000	2.650	(e)	05/01/2025	181,478
630,000	3.000	(e)	05/01/2031	524,940
1,725,000	4.000	(e)	05/01/2040	1,406,103
1,595,000	4.000	(e)	05/01/2051	1,162,212

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
West Port Community Development District Special Assessment for Assessment Area One Series 2021 (NR/NR)
$295,000	2.400%		05/01/2026	$276,242
575,000	3.000		05/01/2031	491,105
West Villages Improvement District Special Assessment RB for Neighborhood Infrastructure Series 2022 (NR/NR)
510,000	4.625		05/01/2029	500,043
475,000	5.375		05/01/2042	451,783
West Villages Improvement District Special Assessment RB Series 2023 (NR/NR)
560,000	4.625		05/01/2030	546,340
770,000	5.375		05/01/2043	728,516
West Villages Improvement District Unit of Development No. 3 Special Assessment Refunding Bonds Series 2017 (NR/NR)
2,535,000	5.000		05/01/2032	2,520,965
1,935,000	4.500		05/01/2034	1,830,743
3,390,000	5.000		05/01/2037	3,266,605
West Villages Improvement District Unit of Development No. 7 Master Infrastructure Special Assessment RB Series 2019 (NR/NR)
130,000	4.000		05/01/2024	129,400
750,000	4.250		05/01/2029	727,295
West Villages Improvement District Unit of Development No. 7 Special Assessment RB Series 2021 (NR/NR)
155,000	2.500		05/01/2026	145,514
West Villages Improvement District Unit of Development No. 7 Special Assessment RB Series 2023 (NR/NR)
465,000	6.000	(g)	05/01/2043	459,196
West Villages Improvement District Unit of Development No. 8 Special Assessment RB Series 2021 (NR/NR)
330,000	2.500		05/01/2026	309,807
Westside Community Development District Solara Phase 2 Assessment Area Special Assessment RB Series 2019 (NR/NR)
65,000	3.625		05/01/2024	64,530
355,000	3.900		05/01/2029	336,769
Westside Community Development District Special Assessment RB Refunding Series 2019 (NR/NR)
160,000	3.500	(e)	05/01/2024	158,686
810,000	3.750	(e)	05/01/2029	764,113
Westside Haines City Community Development District Special Assessment Bond for Assessment Area One Project Series 2021 (NR/NR)
190,000	2.500		05/01/2026	178,868
650,000	3.000		05/01/2031	559,143
1,400,000	3.250		05/01/2041	1,009,540
Westview North Community Development District Special Assessment Bonds Series 2022 (NR/NR)
1,000,000	5.750		06/15/2042	973,119
Westview South Community Development District Special Assessment Bonds for Assessment Area One, Series 2023 (NR/NR)
700,000	4.875		05/01/2028	686,550
1,065,000	5.375		05/01/2043	990,071
Westview South Community Development District Special Assessment Bonds for Assessment Area Two, Series 2023 (NR/NR)
550,000	5.375		05/01/2043	514,286

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Whispering Pines Community Development District Special Assessment Bonds Series 2023 (NR/NR)
$575,000	5.375%		05/01/2043	$548,533
Wildblue Community Development District Special Assessment Bonds Series 2019 (NR/NR)
125,000	3.500	(e)	06/15/2024	123,808
1,285,000	3.750	(e)	06/15/2030	1,176,550
3,350,000	4.250	(e)	06/15/2039	2,825,478
Willows Community Development District Special Assessment RB for Manatee County Series 2022 (NR/NR)
1,300,000	5.625		05/01/2042	1,267,778
Willows Community Development District Special Assessment RB Series 2019 (NR/NR)
70,000	3.875		05/01/2024	69,580
500,000	4.370		05/01/2029	487,040
Wind Meadows South Community Development District Special Assessment Bond for Assessment Area One Project Series 2021 (NR/NR)
130,000	2.400		05/01/2026	121,734
300,000	2.950		05/01/2031	254,726
865,000	3.350		05/01/2041	627,173
Winding Cypress Community Development District Phase 3 Assessment Area Special Assessment Bonds Series 2019 (NR/NR)
200,000	4.250		11/01/2029	192,933
680,000	4.875		11/01/2039	621,971
Windward at Lakewood Ranch Community Development District Capital Improvement RB Series 2022 (NR/NR)
900,000	4.000		05/01/2042	714,596
Windward Community Development District Special Assessment Series 2020 A-1 (NR/NR)
105,000	3.000		05/01/2025	101,885
230,000	3.650		05/01/2030	208,458
Wiregrass Community Development District Capital Improvement RB Series 2016 (NR/NR)
135,000	4.875		05/01/2036	128,276
250,000	5.000		05/01/2047	221,244
Wiregrass II Community Development District Special Assessment Series 2020 (NR/NR)
465,000	2.500		05/01/2025	447,364
640,000	3.125		05/01/2030	563,431
Wynnfield Lakes Community Development District Special Assessment Refunding Bonds Series 2014 (NR/BBB+)
1,450,000	4.500		05/01/2036	1,349,314
Zephyr Lakes Community Development District Special Assessment for Assessment Area Two Series 2021 (NR/NR)
130,000	2.500		05/01/2026	122,014
340,000	3.000		05/01/2031	289,629

				986,431,828

Georgia - 2.1%
Bartow County Development Authority Pollution Control RB for Georgia Power Company Plant Bown Project Series 2009 (Baa1/BBB+/A-2)
3,920,000	3.950	(a)(b)	12/01/2032	3,782,901
Burke County Development Authority Pollution Control RB Fifth Series 1994 (Baa1/BBB+)
3,000,000	2.150	(a)(b)	10/01/2032	2,929,054

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Georgia – (continued)
Burke County Development Authority Pollution Control RB for Georgia Power Company Plant Vogtle Project Series 1996 (Baa1/BBB+)
$1,665,000	3.875	%(a)(b)	10/01/2032	$1,629,512
Burke County Development Authority Pollution Control RB Second Series 2008 (NR/BBB+)
3,100,000	2.925	(a)(b)	11/01/2048	3,062,757
Cherokee County Water and Sewerage Authority Georgia Water and Sewerage RB, Series 2023 (Aa1/AA)
1,050,000	4.000		08/01/2053	916,966
City of Atlanta RB for Water & Wastewater Series 2018 B (Aa2/AA-)
4,750,000	3.500		11/01/2043	3,852,815
County of Fulton RB Refunding for Water & Sewerage Series 2013 A (Aa2/AA)
7,585,000	4.000		01/01/2035	7,417,167
Development Authority of Bartow County Pollution Control RB First Series 1997 (Baa1/BBB+)
5,000,000	1.800	(a)	09/01/2029	4,074,098
Development Authority of Fulton County RB Wellstar Health System, Inc. Project, Series 2020A (A2/A+)
4,000,000	4.000		04/01/2050	3,356,744
Gainesville & Hall County Development Authority RB Refunding for Riverside Military Academy Series 2017 (NR/NR)
380,000	5.000		03/01/2027	352,919
George L Smith II Congress Center Authority RB for Signia Hotel Management LLC Series 2021 (NR/BBB-)
2,215,000	2.375		01/01/2031	1,843,862
1,850,000	4.000		01/01/2036	1,662,382
Glynn-Brunswick Memorial Hospital Authority RB Refunding for Southeast Georgia Health System Obligated Group Series 2020 (Baa1/BBB)
775,000	4.000		08/01/2035	683,398
500,000	4.000		08/01/2036	442,749
750,000	4.000		08/01/2037	648,312
745,000	4.000		08/01/2038	631,142
Main Street Natural Gas Gas Supply RB Series 2019B (Aa2/NR)
24,050,000	4.000	(a)(b)	08/01/2049	23,895,597
Main Street Natural Gas Gas Supply RB Series 2021A (Aa1/NR)
15,875,000	4.000	(a)(b)	07/01/2052	15,455,727
Main Street Natural Gas Inc. Gas Supply RB Series 2019A (A2/NR)
1,975,000	5.000		05/15/2030	1,959,998
Main Street Natural Gas Inc. Gas Supply RB Series 2021C (A3/NR)
10,295,000	4.000	(a)(b)	05/01/2052	9,832,587
Main Street Natural Gas Inc. Gas Supply RB Series 2022A (A3/NR)
2,185,000	4.000		12/01/2026	2,122,769
Main Street Natural Gas Inc. Gas Supply RB Series 2023B (Aa1/NR)
1,270,000	5.000	(a)(b)	07/01/2053	1,282,425
Main Street Natural Gas Inc., Gas Supply RB, Series 2019A (A2/NR)
2,800,000	5.000		05/15/2029	2,780,884
Main Street Natural Gas Inc., Gas Supply RB, Series 2023C (Aa1/NR)
24,500,000	5.000	(a)(b)	09/01/2053	24,755,555

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Georgia – (continued)
Main Street Natural Gas Inc., Gas Supply RB, Series 2023E-1 (Aa1/NR)
$7,960,000	5.000	%(a)(b)	12/01/2053	$8,050,362
Monroe County Development Authority Pollution Control RB First Series 2009 (Baa1/BBB+/A-2)
1,850,000	1.000	(a)(b)	07/01/2049	1,619,714
Monroe County Development Authority Pollution Control RB for Georgia Power Company Plant Scherer Project Series 2006 (Baa1/BBB+)
1,940,000	3.875	(a)(b)	12/01/2041	1,898,651
Monroe County Development Authority Pollution Control RB for Georgia Power Company Plant Scherer Project Series 2012 (Baa1/BBB+)
3,520,000	3.875	(a)(b)	06/01/2042	3,444,974
Monroe County Development Authority Pollution Control RB for Georgia Power Company Plant Scherer Project Series 2013 (Baa1/BBB+)
1,940,000	3.875	(a)(b)	04/01/2043	1,898,651
Municipal Electric Authority RB Georgia Plant Vogtle Units 3 & 4 Project Series 2019 A (A3/A)
4,360,000	5.000		01/01/2025	4,395,312
4,575,000	5.000		01/01/2026	4,647,872
4,805,000	5.000		01/01/2027	4,916,814
5,040,000	5.000		01/01/2028	5,201,590
5,295,000	5.000		01/01/2029	5,469,024
1,080,000	5.000		01/01/2034	1,104,540
Private Colleges & Universities Authority RB Refunding for Agnes Scott College, Inc. Series 2021 (NR/A-)
495,000	5.000		06/01/2031	518,422
400,000	5.000		06/01/2032	417,549
500,000	5.000		06/01/2033	522,075
400,000	4.000		06/01/2034	381,856
500,000	4.000		06/01/2035	467,977
1,000,000	4.000		06/01/2045	819,341
Rockdale County Development Authority RB Refunding for Pratt Paper LLC Project Series 2018 (NR/NR)
2,615,000	4.000	(e)	01/01/2038	2,398,236
Savanah Economic Development Authority Recovery Zone Facility Revenue Refunding Bonds Series 2019A (Baa2/BBB)
400,000	2.000	(a)(b)	11/01/2033	390,758
Savannah Economic Development Authority Pollution Control RB Refunding for International Paper Company Series 2019 B (Baa2/BBB)
1,925,000	1.900		08/01/2024	1,861,660

				169,797,698

Guam – 0.6%
A.B. Won Pat International Airport Authority Guam General RB 2023 Series A (Baa2/NR)
1,285,000	5.250		10/01/2030	1,256,576
A.B. Won Pat International Airport Authority Guam General RB 2023 Series A (Baa2/NR)
1,265,000	5.250		10/01/2029	1,246,251
Antonio B Won Pat International Airport Authority Taxable RB Refunding Series 2021 A (Baa2/NR)
765,000	3.099		10/01/2028	655,197
550,000	3.189		10/01/2029	457,252
740,000	3.489		10/01/2031	589,099

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)

Guam – (continued)
Guam Department of Education COPS Refunding for John F. Kennedy High School & Energy Efficiency Project Series 2020 A (Ba2/B+)
$670,000	3.625%	02/01/2025	$645,298
2,045,000	4.250	02/01/2030	1,896,838
Guam Government GO Bonds Series 2019 (Ba1/BB-)
2,165,000	5.000	11/15/2031	2,133,772
Guam Government Limited Obligation RB Section 30 Series 2016 A (NR/BB)
2,755,000	5.000	12/01/2025	2,769,686
2,255,000	5.000	12/01/2026	2,276,290
2,000,000	5.000	12/01/2027	2,017,245
Guam Government RB Refunding Series 2021 E (Ba1/NR)
7,795,000	3.250	11/15/2026	7,451,274
Guam Government RB Refunding Series 2021 F (Ba1/NR)
525,000	5.000	01/01/2028	527,222
1,225,000	5.000	01/01/2029	1,227,891
1,100,000	5.000	01/01/2030	1,096,727
1,100,000	5.000	01/01/2031	1,092,824
7,065,000	4.000	01/01/2042	5,717,612
Guam Power Authority RB Series 2014 A (AGM) (A1/AA)
325,000	5.000	10/01/2039	325,782
250,000	5.000	10/01/2044	247,317
Guam Power Authority Refunding RB Series 2022 A (Baa2/BBB)
1,825,000	5.000	10/01/2029	1,877,890
Guam Waterworks Authority RB for Water & Wastewater System Series 2020 A (Baa2/A-)
6,995,000	5.000	01/01/2050	6,482,567
Guam Waterworks Authority RB Refunding for Water & Wastewater System Series 2017 (Baa2/A-)
350,000	5.000	07/01/2025	351,996
560,000	5.000	07/01/2026	563,508
350,000	5.000	07/01/2027	352,931
370,000	5.000	07/01/2028	373,137
725,000	5.000	07/01/2029	731,060
700,000	5.000	07/01/2030	705,500
700,000	5.000	07/01/2031	705,203
700,000	5.000	07/01/2032	704,926
Guam Waterworks Authority Water & Wastewater RB Series 2016 (Baa2/A-)
1,030,000	5.000	01/01/2046	970,748
Port Authority of Guam Private Activity RB Series 2018 B (Baa2/A)
400,000	5.000	07/01/2029	408,063
600,000	5.000	07/01/2031	611,654
250,000	5.000	07/01/2033	254,810
225,000	5.000	07/01/2034	229,480
425,000	5.000	07/01/2036	430,432
Territory of Guam Hotel Occupancy Tax RB Refunding Series 2021 A (Ba1/NR)
300,000	5.000	11/01/2027	302,564
450,000	5.000	11/01/2028	454,701
450,000	5.000	11/01/2029	454,108
375,000	5.000	11/01/2030	376,600

			50,972,031

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)

Hawaii – 0.4%
Hawaii State Department of Budget & Finance RB Refunding for Hawaiian Electric Co., Inc. Series 2017 B (Ba3/NR)
$6,575,000	4.000%	03/01/2037	$4,606,894
Hawaii State Department of Budget & Finance RB Refunding for Hawaiian Electric Co., Inc. Series 2019 (Ba3/NR)
12,795,000	3.200	07/01/2039	8,172,887
Hawaii State Department of Budget and Finance for Hawaiian Electric Company Inc. Special Purpose RB Series 2017A (Ba3/NR)
1,040,000	3.500	10/01/2049	630,337
Kauai County Community Facilities District No. 2008-1 Special Tax RB for Kukui’ula Development Series 2019 (NR/NR)
30,000	4.000	05/15/2026	29,665
75,000	5.000	05/15/2029	75,948
35,000	5.000	05/15/2030	35,356
150,000	5.000	05/15/2031	150,940
180,000	5.000	05/15/2032	180,612
60,000	3.000	05/15/2033	48,212
100,000	3.000	05/15/2034	78,761
150,000	3.000	05/15/2035	115,842
670,000	3.250	05/15/2039	499,085
575,000	5.000	05/15/2044	547,946
State of Hawaii Airports System RB Series 2022A (A1/AA-)
7,750,000	5.000	07/01/2047	7,715,657
9,000,000	5.000	07/01/2051	8,912,204
State of Hawaii Department of Budget and Finance Special Purpose RB Refunding Series 2017A (Ba3/NR)
4,775,000	3.100	05/01/2026	3,571,724

			35,372,070

Idaho – 0.1%
City of Boise City, Idaho Airport Revenue and Revenue Refunding Bonds, Series 2021A (A1/NR)
4,850,000	5.000	09/01/2051	4,863,824
Nez Perce County PCRB Refunding for Potlatch Corp. Project Series 2016 (Baa3/BBB-)
2,000,000	2.750	10/01/2024	1,963,923

			6,827,747

Illinois – 10.2%
Barrington Community Unit School District GO School Bonds Series 2021 (NR/AAA)
2,255,000	5.000	12/01/2029	2,424,797
Belleville Tax Increment & Sales Tax Refunding RB for Carlyle Green Mount Redevelopment Project Series 2021B (NR/NR)
1,710,000	3.750	07/01/2041	1,493,153
Berwyn Municipal Securitization Corp. RB Refunding Series 2019 (AGM-CR) (NR/AA)
7,200,000	5.000	01/01/2035	7,653,031
Board of Education of The City of Chicago UT GO Bonds Dedicated Revenues, Series 2021A (NR/BB+)
900,000	5.000	12/01/2039	859,862
Board of Education of The City of Chicago UT GO Bonds Dedicated Revenues, Series 2022A (NR/BB+)
3,275,000	5.000	12/01/2047	3,024,397
Board of Education of The City of Chicago UT GO Refunding Bonds Dedicated Revenues, Series 2022B (NR/BB+)
5,000,000	4.000	12/01/2041	4,108,938

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Illinois – (continued)
Board of Trustee of Northern Illinois University Auxiliary Facilities System RB Series 2021 (BAM) (Baa3/AA)
$650,000	4.000%		10/01/2043	$554,607
Champaign County Community Unit School District No. 4 Champaign GO Bonds Series 2020 A (NR/AA)
350,000	0.000	(f)	01/01/2026	316,763
165,000	0.000	(f)	01/01/2027	143,122
240,000	0.000	(f)	01/01/2028	199,880
1,875,000	5.000		01/01/2032	1,967,221
765,000	5.000		01/01/2033	802,035
1,115,000	5.000		01/01/2034	1,167,185
Chicago Board of Education GO Bonds for Build America Bonds Series 2009 E (Ba2/BB+)
555,000	5.382		12/01/2023	553,385
7,690,000	5.482		12/01/2024	7,557,708
Chicago GO Bonds 2019A (NR/NR)
1,025,000	5.000		01/01/2027	1,066,513
100,000	5.000		01/01/2028	105,635
Chicago GO Bonds 2019A (NR/BBB+)
2,750,000	5.000		01/01/2027	2,809,816
590,000	5.000		01/01/2028	605,695
Chicago Illinois Board of Education Dedicated Capital Improvement Series 2016 (NR/NR)
3,550,000	6.000		04/01/2046	3,650,435
Chicago Illinois Board of Education Dedicated Capital Improvement Series 2017 (NR/NR)
1,085,000	5.000		04/01/2034	1,100,492
250,000	5.000		04/01/2035	252,839
110,000	5.000		04/01/2036	110,791
1,525,000	5.000		04/01/2037	1,529,283
Chicago Illinois Board of Education Dedicated Capital Improvement Tax Bonds Series 2017 (NR/NR)
3,900,000	5.000		04/01/2046	3,688,963
Chicago Illinois Board of Education GO Bonds Capital Appreciation for School Reform Series 1998 B-1 (NATL) (Baa2/BB+)
2,225,000	0.000	(f)	12/01/2026	1,913,232
1,125,000	0.000	(f)	12/01/2027	923,078
3,095,000	0.000	(f)	12/01/2029	2,296,225
3,905,000	0.000	(f)	12/01/2030	2,744,194
Chicago Illinois Board of Education GO Bonds Capital Appreciation for School Reform Series 1999 A (NATL) (Baa2/BB+)
965,000	0.000	(f)	12/01/2027	791,796
1,040,000	0.000	(f)	12/01/2028	812,698
Chicago Illinois Board of Education GO Bonds Capital Appreciation Series 2009 C (Baa3/BBB+)
670,000	0.000	(f)	01/01/2031	465,927
Chicago Illinois Board of Education GO Bonds Series 2015 C (NR/BB+)
2,500,000	6.000		12/01/2035	2,525,963
Chicago Illinois Board of Education GO Refunding Bonds Capital Appreciation for School Reform Series 1999 A (NATL) (Baa2/BB+)
4,705,000	0.000	(f)	12/01/2031	3,126,951
Chicago Illinois Board of Education GO Refunding Bonds Series 1999 A (NATL) (Baa2/BB+)
3,485,000	0.000	(f)	12/01/2023	3,457,878

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Illinois – (continued)
Chicago Illinois Board of Education GO Refunding Bonds Series 2005 A (AMBAC) (Ba2/BB+)
$2,530,000	5.500%		12/01/2026	$2,541,936
6,330,000	5.500		12/01/2027	6,394,781
3,000,000	5.500		12/01/2028	3,043,319
2,115,000	5.500		12/01/2029	2,149,657
Chicago Illinois Board of Education Unlimited Tax GO Bonds for Dedicated Alternate Revenues Series 2015 C (NR/BB+)
1,020,000	5.250		12/01/2039	967,733
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2009 E (Ba2/BB+)
10,380,000	6.038		12/01/2029	10,005,481
2,500,000	6.138		12/01/2039	2,239,559
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2016 A (NR/BB+)
5,160,000	7.000		12/01/2044	5,310,276
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2016 B (NR/BB+)
7,125,000	6.500		12/01/2046	7,304,780
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2018 A (AGM) (NR/AA)
5,325,000	5.000		12/01/2025	5,357,733
1,270,000	5.000		12/01/2026	1,285,339
2,375,000	5.000		12/01/2027	2,417,561
2,000,000	5.000		12/01/2028	2,049,563
1,500,000	5.000		12/01/2030	1,530,830
3,350,000	5.000		12/01/2031	3,418,531
2,550,000	5.000		12/01/2032	2,601,964
2,800,000	5.000		12/01/2033	2,856,039
600,000	5.000		12/01/2034	610,846
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2018 C (AGM) (NR/AA)
2,180,000	5.000		12/01/2028	2,234,023
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2019 A (NR/BB+)
2,000,000	0.000	(f)	12/01/2025	1,800,788
2,000,000	0.000	(f)	12/01/2026	1,714,461
300,000	0.000	(f)	12/01/2027	245,156
2,500,000	4.000		12/01/2027	2,426,110
5,000,000	5.000		12/01/2030	5,065,214
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2019 B (NR/BB+)
1,200,000	5.000		12/01/2023	1,201,786
1,250,000	5.000		12/01/2024	1,256,918
1,200,000	5.000		12/01/2025	1,212,796
1,000,000	5.000		12/01/2026	1,013,333
3,060,000	5.000		12/01/2028	3,107,243
1,000,000	5.000		12/01/2029	1,016,298
3,000,000	5.000		12/01/2030	3,039,129
1,000,000	5.000		12/01/2031	1,008,893
1,000,000	5.000		12/01/2032	1,007,502
1,000,000	5.000		12/01/2033	1,006,111
Chicago Illinois Capital Appreciation GO Bonds for City Colleges Project Series 1999 (AGM-CR NATL) (A1/AA)
1,465,000	0.000	(f)	01/01/2030	1,097,798

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Illinois – (continued)
Chicago Illinois Capital Appreciation Refunding & Project Series 2009 C (Baa3/BBB+)
$750,000		0.000	%(f)	01/01/2032	$492,002
Chicago Illinois GO Bonds Project and Refunding RMKT 06/08/15 Series 2005 D (Baa3/BBB+)
330,000		5.500		01/01/2037	331,582
3,020,000		5.500		01/01/2040	3,021,155
Chicago Illinois GO Bonds Project Refunding Series 2014 A (Baa3/BBB+)
1,500,000		5.250		01/01/2033	1,503,971
630,000		5.000		01/01/2034	631,290
Chicago Illinois GO Bonds Series 2010 B (Baa3/BBB+) 1,130,000 7.517 01/01/2040 1,168,491
Chicago Illinois GO Bonds Series 2015 A (NR/BBB+)
1,320,000		5.500		01/01/2039	1,322,484
Chicago Illinois GO Bonds Series 2015 B (NR/BBB+)
706,000		7.375		01/01/2033	731,917
Chicago Illinois GO Bonds Series 2019 (NR/BBB+)
3,725,000		5.000		01/01/2029	3,843,281
2,945,000		5.000		01/01/2031	3,015,686
Chicago Illinois GO Refunding Bonds Series 2015 C (NR/BBB+)
2,575,000		5.000		01/01/2024	2,578,589
4,435,000		5.000		01/01/2025	4,469,494
5,600,000		5.000		01/01/2038	5,451,275
Chicago Illinois Midway Airport RB Refunding Second Lien Series 2013 A (A3/A)
4,235,000		5.500		01/01/2029	4,236,029
Chicago Illinois O’Hare International Airport RB Refunding General Airport Senior Lien Series 2016 C (NR/A+)
4,910,000		5.000		01/01/2037	4,956,928
Chicago Illinois O’Hare International Airport RB Refunding General Airport Senior Lien Series 2016 D (NR/A+)
8,955,000		5.250		01/01/2035	9,278,352
Chicago Illinois Sales Tax Refunding Series 2002 (NR/NR)
1,105,000		5.000		01/01/2025	1,117,426
Chicago Illinois Wastewater Transmission RB Second Lien Series 2017 A (AGM) (NR/AA)
550,000		5.250		01/01/2042	560,070
1,330,000		4.000		01/01/2052	1,122,783
Chicago Park District GO LT Refunding Bonds Series 2021C (NR/AA-)
4,400,000		4.000		01/01/2035	4,087,346
Chicago Transit Authority Sales Tax Receipts RB Series 2014 (NR/AA)
25,240,000		5.250		12/01/2049	25,294,276
City of Belleville Sales Tax Revenue Tax Allocation Refunding for Carlyle and Green Mount Redevelopement Project Series 2021
B	(NR/NR)
450,000		3.250		07/01/2029	429,469
City of Chicago Board of Education Dedicated Capital Improvement Tax Bonds Series 2016 (NR/NR)
1,400,000		5.750		04/01/2034	1,464,211
City of Chicago Board of Education Dedicated Capital Improvement Tax Bonds Series 2023 (NR/NR)
2,500,000		5.000		04/01/2045	2,467,741
City of Chicago Board of Education GO Bonds Series 1999 A (NATL) (Baa2/BB+)
4,725,000		5.500		12/01/2026	4,773,266

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)

Illinois – (continued)
City of Chicago Board of Education UT GO Bonds for Dedicated Revenues Series 2018D (NR/BB+)
$2,550,000	5.000%	12/01/2046	$2,288,617
City of Chicago Board of Education UT GO Bonds Series 2012A (Ba2/BB+)
5,225,000	5.000	12/01/2042	4,809,527
City of Chicago Board of Education UT GO Bonds Series 2021A (NR/BB+)
2,300,000	5.000	12/01/2036	2,262,381
750,000	5.000	12/01/2038	722,526
City of Chicago Board of Education UT GO Refunding Bonds Series 2017H (NR/BB+)
4,500,000	5.000	12/01/2036	4,382,678
City of Chicago Board of Education UT GO Refunding Bonds Series 2018C (NR/BB+)
1,900,000	5.000	12/01/2024	1,910,516
6,270,000	5.000	12/01/2025	6,336,859
City of Chicago Board of Education UT GO Refunding Bonds Series 2018C (AGM) (NR/AA)
15,000,000	5.000	12/01/2027	15,268,806
7,950,000	5.000	12/01/2029	8,114,478
4,690,000	5.000	12/01/2030	4,786,396
City of Chicago Board of Education UT GO Refunding Bonds Series 2022B (NR/BB+)
3,000,000	4.000	12/01/2037	2,585,370
City of Chicago Board of Education UT GO Series 2015E Project Bonds (NR/BB+)
1,300,000	5.125	12/01/2032	1,275,813
City of Chicago GO Bonds Refunding Series 2020A (NR/BBB+)
4,675,000	5.000	01/01/2026	4,753,010
4,180,000	5.000	01/01/2028	4,291,195
City of Chicago GO Bonds Refunding Series 2021A (NR/BBB+)
1,260,000	5.000	01/01/2027	1,287,407
City of Chicago GO Bonds Refunding Series 2021B (NR/BBB+)
301,000	4.000	01/01/2028	294,539
City of Chicago GO Bonds Series 2015A (NR/BBB+)
2,700,000	5.250	01/01/2028	2,743,395
City of Chicago GO Bonds Series 2019A (NR/BBB+)
7,935,000	5.500	01/01/2049	7,952,593
City of Chicago GO Bonds Series 2021B (NR/BBB+)
2,956,000	4.000	01/01/2038	2,589,475
5,330,000	4.000	01/01/2044	4,353,236
City of Chicago GO Bonds Series 2023A (Baa3/BBB+)
1,950,000	4.000	01/01/2035	1,800,094
3,250,000	5.000	01/01/2035	3,325,348
City of Chicago GO Refunding Bonds Series 2020 A (NR/BBB+)
2,745,000	5.000	01/01/2025	2,766,350
9,645,000	5.000	01/01/2029	9,951,261
9,315,000	5.000	01/01/2030	9,640,707
City of Chicago IL Waterworks Revenue RB Series 1999 (Baa1/A+)
1,560,000	5.000	11/01/2028	1,584,470
2,010,000	5.000	11/01/2029	2,037,542
1,000,000	5.000	11/01/2030	1,009,637
City of Chicago Midway Airport Second Lien Revenue Refunding Bonds Series 2014A (A3/A)
1,000,000	5.000	01/01/2029	997,339

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)

Illinois – (continued)
City of Chicago Midway Airport Second Lien Revenue Refunding Bonds Series 2016B (NR/A)
$10,000,000	5.000%	01/01/2041	$9,973,465
City of Chicago O’Hare International Airport General Airport Senior Lien RB Series 2022A (AMT) (AGM) (NR/AA)
5,000,000	5.500	01/01/2053	5,096,249
City of Chicago O’Hare International Airport General Airport Senior Lien Revenue Refunding Bonds Series 2015A (AMT) (NR/A+)
7,750,000	5.000	01/01/2032	7,764,263
City of Chicago O’Hare International Airport General Airport Senior Lien RB Series 2022A (NR/A+)
3,650,000	5.000	01/01/2042	3,622,315
2,250,000	4.500	01/01/2048	2,047,819
City of Chicago O’Hare International Airport General Airport Senior Lien Revenue Refunding Bonds Series 2016B (NR/A+)
4,250,000	5.000	01/01/2033	4,327,173
City of Chicago O’Hare International Airport General Airport Senior Lien Revenue Refunding Bonds Series 2022D (NR/A+)
2,500,000	4.000	01/01/2042	2,280,304
City of Chicago Second Lein Wastewater Transmission RB, Refunding Series 2023B (AGM) (NR/AA)
2,800,000	5.000	01/01/2035	2,991,614
1,250,000	5.000	01/01/2036	1,331,457
1,050,000	5.000	01/01/2037	1,107,423
1,360,000	5.000	01/01/2038	1,416,527
City of Chicago Second Lien Wastewater Transmission Revenue Refunding Bonds Series 2008C (NR/A+)
2,000,000	5.000	01/01/2035	2,010,291
City of Chicago Second Lien Water Revenue Refunding Bonds Series 2004 (NR/A+)
1,645,000	5.000	11/01/2026	1,688,142
City of Chicago Taxable GO Unlimited Bonds Series 2012 B (AGM-CR) (A1/AA)
265,000	5.432	01/01/2042	240,282
City of Chicago Taxable GO Unlimited Bonds Series 2014 B (AGM-CR) (A1/AA)
5,650,000	6.314	01/01/2044	5,608,386
Cook County Community School District No. 97 Oak Park GO Bonds Series 2020 (Aa2/NR)
200,000	4.000	01/01/2029	201,315
145,000	4.000	01/01/2030	145,640
Cook County High School District No. 209 Proviso Township GO Bonds Limited Tax School Series 2018 B (AGM) (NR/AA)
10,350,000	5.500	12/01/2036	11,176,679
Cook County Sales Tax RB Series 2018 (NR/AA-)
8,500,000	4.000	11/15/2037	7,791,066
County of Cook Sales Tax RB Refunding Series 2021 A (NR/AA-)
8,905,000	4.000	11/15/2039	8,138,780
County of Will Illinois GO Bonds Series 2019 (Aa1/AA+)
1,500,000	4.000	11/15/2047	1,313,955
District of Greater Chicago Metropolitan Water Reclamation GO UT Bonds 2016 Series E (NR/AA+)
7,520,000	5.000	12/01/2045	7,447,910
Eastern Illinois Economic Development Authority, Illinois Business District RB Remington Road & I-57 Business District Series 2023 (NR/NR)
615,000	5.000	11/01/2033	581,860

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Illinois – (continued)
Illinois Finance Authority RB for Columbia College Chicago Series 2019 (NR/BBB+)
$605,000	5.000%		12/01/2034	$598,786
775,000	5.000		12/01/2039	725,984
Illinois Finance Authority RB for Cook County School District No. 73 East Prairie Series 2018 (BAM) (A1/AA)
2,325,000	4.000		12/01/2036	2,182,474
1,420,000	4.000		12/01/2037	1,282,328
4,230,000	4.000		12/01/2042	3,776,235
Illinois Finance Authority RB for Cook County School District No. 95 Brookfield Series 2018 (Aa2/NR)
500,000	4.000		12/01/2038	460,019
400,000	4.000		12/01/2040	364,431
1,085,000	4.000		12/01/2042	980,066
Illinois Finance Authority RB for Depaul College Prep Foundation Series 2023A (NR/BB+)
1,235,000	5.500	(e)	08/01/2043	1,200,067
Illinois Finance Authority RB for Dominican University Series 2022 (NR/BBB-)
1,000,000	5.000		03/01/2040	893,336
685,000	5.000		03/01/2042	604,818
Illinois Finance Authority RB for DuPage County Community High School District No. 99 Downers Grove Series 2020 A (NR/AA+)
1,300,000	4.000		12/15/2032	1,281,673
3,740,000	4.000		12/15/2033	3,686,028
1,700,000	4.000		12/15/2034	1,674,705
1,395,000	4.000		12/15/2035	1,354,134
2,750,000	3.000		12/15/2036	2,314,934
2,000,000	3.000		12/15/2037	1,645,278
Illinois Finance Authority RB for Northwestern Memorial Healthcare Obligation Group Series 2017 A (Aa2/AA+)
24,305,000	4.000		07/15/2047	21,014,536
Illinois Finance Authority RB for Plymouth Place Series 2022A (NR/NR)
685,000	5.500		05/15/2026	682,650
725,000	5.500		05/15/2027	720,504
765,000	5.500		05/15/2028	756,070
Illinois Finance Authority RB for Plymouth Place Series 2022B-3 (NR/NR)
1,750,000	4.750		11/15/2027	1,712,193
Illinois Finance Authority RB for Roosevelt University Series 2019 A (NR/NR)
5,600,000	6.125	(e)	04/01/2049	4,936,993
Illinois Finance Authority RB Refunding for American Water Capital Corp. Project Series 2020 (NON-AMT) (Baa1/A)
1,000,000	3.875	(a)(b)	05/01/2040	972,171
Illinois Finance Authority RB Refunding for Christian Homes, Inc. Obligated Group Series 2021 B (NR/NR)
1,850,000	3.250		05/15/2027	837,125
Illinois Finance Authority RB Refunding for Edward Elmhurst Healthcare Obligation Group Series 2018 A (NR/AA-)
4,000,000	4.250	(h)	01/01/2028	4,084,484
Illinois Finance Authority RB Refunding for Franciscan Communities Project Series 2017 A (NR/NR)
1,155,000	4.000		05/15/2027	1,106,113
Illinois Finance Authority RB Refunding for Illinois Institute of Technology Series 2019 (Ba2/NR)
750,000	5.000		09/01/2026	738,225

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Illinois – (continued)
Illinois Finance Authority RB Refunding for Illinois Institute of Technology Series 2019 (Ba2/NR) – (continued)
$500,000	5.000%		09/01/2027	$491,801
500,000	5.000		09/01/2028	490,605
1,600,000	5.000		09/01/2030	1,556,228
1,000,000	5.000		09/01/2031	967,602
1,000,000	5.000		09/01/2032	961,014
1,035,000	5.000		09/01/2033	987,444
1,150,000	5.000		09/01/2034	1,085,201
Illinois Finance Authority RB Refunding for Illinois Wesleyan University Series 2016 (Baa3/A-)
900,000	4.000		09/01/2041	751,952
3,975,000	5.000		09/01/2046	3,710,138
Illinois Finance Authority RB Refunding for Lawndale Educational & Regional Network Charter School Obligated Group Series 2021 (NR/BBB)
650,000	4.000		11/01/2041	554,333
Illinois Finance Authority RB Refunding for Plymouth Place Obligated Group Series 2021 A (NR/NR)
375,000	5.000		05/15/2041	304,282
Illinois Finance Authority RB Refunding for University of Chicago Series 2018 A (Aa2/AA-)
2,100,000	5.000		10/01/2041	2,128,582
Illinois Finance Authority RB Refunding for University of Chicago Series 2021 A (Aa2/AA-)
1,380,000	5.000		10/01/2037	1,516,426
Illinois Finance Authority RB Series 2021 (NR/BB+)
375,000	4.000	(e)	10/01/2042	282,283
Illinois Finance Authority RB, Columbia College Chicago, Series 2019 (NR/BBB+)
1,000,000	5.000		12/01/2049	893,116
Illinois Sales Tax Securitization Corp. RB Refunding Second Lien Series 2020 A (NR/AA-)
1,230,000	5.000		01/01/2036	1,274,953
5,290,000	4.000		01/01/2038	4,780,659
Illinois Sales Tax Securitization Corp. RB Refunding Series 2018 C (NR/AA-)
8,170,000	5.000		01/01/2027	8,405,058
15,355,000	5.000		01/01/2028	15,956,313
11,790,000	5.000		01/01/2029	12,343,966
Illinois Sport Facilities Authority Sport Facilities Refunding Bonds Series 2021 (NR/BBB+)
1,500,000	5.000		06/15/2030	1,493,110
Illinois Sports Facilities Authority Refunding Bonds Series 2014 (AGM) (NR/AA)
4,160,000	5.000		06/15/2027	4,159,852
Illinois Sports Facilities Authority Sports Facilities Refunding Bonds Series 2021 (NR/BBB+)
480,000	5.000		06/15/2032	473,313
Illinois State GO Bonds Series 2017 A (A3/A-)
375,000	4.500		12/01/2041	346,143
Illinois State GO Bonds Series 2017 D (A3/A-)
2,000,000	5.000		11/01/2025	2,033,572
13,250,000	5.000		11/01/2026	13,589,977
24,005,000	5.000		11/01/2028	24,785,563
Illinois State GO Bonds Series 2018 A (A3/A-)
16,380,000	5.000		05/01/2031	16,846,889
1,760,000	5.000		05/01/2042	1,724,495
1,760,000	5.000		05/01/2043	1,718,243

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Illinois – (continued)
Illinois State GO Bonds Series 2019 A (A3/A-)
$8,000,000	5.000%		11/01/2024	$8,065,662
Illinois State GO Bonds Series 2019 C (A3/A-)
4,980,000	4.000		11/01/2042	4,270,752
Illinois State GO Bonds Series 2020 (A3/A-)
1,525,000	5.500		05/01/2039	1,591,006
4,100,000	5.750		05/01/2045	4,274,339
Illinois State GO Refunding Bonds Series 2016 (AGM) (A1/AA)
1,185,000	4.000		02/01/2031	1,147,977
Illinois State GO Refunding Bonds Series 2018 B (A3/A-)
2,340,000	5.000		10/01/2031	2,409,055
Illinois State Toll Highway Authority Toll Highway Senior RB 2019 Series C (Aa3/AA-)
9,395,000	5.000		01/01/2025	9,506,351
Metropolitan Pier & Exposition Authority Dedicated State Tax RB for McCormick Place Expansion Series 2002A (NATL) (Baa2/A)
2,000,000	0.000	(f)	06/15/2034	1,220,936
1,860,000	0.000	(f)	06/15/2038	888,127
Metropolitan Pier & Exposition Authority RB Capital Appreciation for McCormick Place Expansion Series 2002 A (NATL) (Baa2/A)
5,535,000	0.000	(f)	12/15/2032	3,629,053
Metropolitan Pier & Exposition Authority RB Refunding Capital Appreciation for McCormick Place Expansion Project Series 2002 A (NATL) (Baa2/A)
2,690,000	0.000	(f)	12/15/2031	1,854,201
Metropolitan Pier & Exposition Authority RB Refunding for McCormick Place Expansion Project Series 2017 B (NR/A)
2,000,000	5.000		12/15/2028	2,044,948
300,000	5.000		12/15/2032	306,338
600,000	5.000		12/15/2033	612,469
500,000	5.000		12/15/2034	509,535
1,260,000	0.000	(c)	12/15/2037	843,523
3,500,000	0.000	(c)	12/15/2042	2,243,149
3,850,000	0.000	(c)	12/15/2047	2,411,901
Metropolitan Pier and Exposition Authority Dedicated State Tax RB Series 2002A (NATL) (Baa2/A)
2,200,000	0.000	(f)	12/15/2034	1,308,265
Metropolitan Pier and Exposition Authority McCormick Place Expansion Project Refunding Bonds Series 2022A (NR/A)
5,355,000	4.000		06/15/2052	4,289,091
Regional Transportation Authority Illinois GO Refunding Bonds Series 2017 A (NR/AA)
4,430,000	5.000		07/01/2029	4,647,322
Sales Tax Securitization Corp Bonds Series 2018C (NR/AA-)
4,430,000	5.000		01/01/2026	4,511,969
Sales Tax Securitization Corp. Bonds Series 2018C (NR/AA-)
4,180,000	5.000		01/01/2025	4,224,979
Sales Tax Securitization Corp. Second Lien Sales Tax Securitization Bonds Series 2020A (NR/AA-)
4,855,000	5.000		01/01/2026	4,944,833
6,000,000	5.000		01/01/2027	6,172,626
2,665,000	5.000		01/01/2028	2,769,363
485,000	5.000		01/01/2029	507,788
Sales Tax Securitization Corp. Second Lien Sales Tax Securitization Bonds Series 2021A (NR/AA-)
725,000	5.000		01/01/2026	738,415
5,515,000	5.000		01/01/2029	5,774,128

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Illinois – (continued)
Sales Tax Securitization Corporation Second Lien Sales Tax Securitization Bonds, Refunding Series 2023C Forward Delivery (NR/AA-)
$1,000,000	5.000	%(g)	01/01/2036	$1,043,189
South Sangamon Water Commission GO Refunding Bonds for Alternative Revenue Source Series 2020 (AGM) (A3/AA)
1,000,000	4.000		01/01/2032	960,386
325,000	4.000		01/01/2033	309,454
475,000	4.000		01/01/2034	449,208
420,000	4.000		01/01/2035	392,349
470,000	4.000		01/01/2037	423,370
Southwestern Illinois Development Authority RB Capital Appreciation for Local Government Program Series 2007 (AGM) (NR/AA)
6,055,000	0.000	(f)	12/01/2025	5,492,319
Springfield Illinois Senior Lien Electric RB Refunding Series 2015 (AGM) (A1/AA)
4,000,000	3.500		03/01/2030	3,855,688
State of Illinois GO Bonds Series 2014 (A3/A-)
570,000	5.000		02/01/2024	571,252
State of Illinois GO Bonds Series 2016 (A3/A-)
1,115,000	3.500		06/01/2031	1,024,260
State of Illinois GO Bonds Series 2017 A (A3/A-)
875,000	4.250		12/01/2040	789,068
State of Illinois GO Bonds Series 2017 D (A3/A-)
925,000	3.250		11/01/2026	891,500
State of Illinois GO Bonds Series 2017C (A3/A-)
12,830,000	5.000		11/01/2029	13,206,889
State of Illinois GO Bonds Series 2017D (A3/A-)
10,000,000	5.000		11/01/2027	10,343,130
State of Illinois GO Bonds Series 2019B (A3/A-)
2,000,000	4.000		11/01/2034	1,901,117
State of Illinois GO Bonds Series 2020D (A3/A-)
5,425,000	5.000		10/01/2024	5,466,133
State of Illinois GO Bonds Series 2021A (A3/A-)
4,195,000	4.000		03/01/2041	3,654,679
State of Illinois GO Bonds Series 2022A (A3/A-)
3,875,000	5.500		03/01/2047	4,016,005
State of Illinois GO Bonds, Series of May 2023B (A3/A-)
1,885,000	5.250		05/01/2038	1,941,322
2,510,000	5.250		05/01/2039	2,572,587
2,260,000	5.250		05/01/2040	2,308,412
State of Illinois GO Refunding Bonds Series 2018A (A3/A-)
500,000	5.000		10/01/2028	520,532
State of Illinois GO Unlimited Bonds Series 2017 A (A3/A-)
1,500,000	4.000		12/01/2033	1,434,521
5,000,000	4.250		12/01/2037	4,670,117
State of Illinois GO Unlimited Refunding Bonds Series 2018 B (A3/A-)
5,100,000	5.000		10/01/2027	5,271,947
State of Illinois RB Refunding Series 2016 C (BAM-TCRS) (NR/AA)
5,580,000	4.000		06/15/2028	5,466,086
Upper Illinois River Valley Development Authority Educational Facility RB for Elgin Math & Science Academy Charter School Project Series 2023A (Ba2/NR)
2,200,000	5.625	(e)	03/01/2043	2,037,174

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)

Illinois – (continued)
Upper Illinois River Valley Development Authority RB Refunding for Prairie Crossing Charter School Series 2020 (NR/NR)
$370,000	4.000%(e)	01/01/2031	$341,140
1,050,000	5.000(e)	01/01/2045	919,040
Village of Hillside Illinois Tax Increment RB Refunding Series 2018 (NR/NR)
250,000	5.000	01/01/2024	249,956
2,690,000	5.000	01/01/2030	2,657,182
Village of Morton Grove Tax Increment Senior Lien RB for Sawmill Station Redevelopment Project Series 2019 (NR/NR)
1,400,000	4.250	01/01/2029	1,316,237
Village of Romeoville GO Refunding Bonds Series 2019 (Aa2/NR)
3,055,000	5.000	12/30/2027	3,227,041
3,235,000	5.000	12/30/2028	3,462,709
Village of Romeoville RB Refunding for Lewis University Series 2018 B (NR/BBB)
210,000	4.125	10/01/2041	173,027
1,420,000	4.125	10/01/2046	1,106,672
Will County Community High School District No. 210 Lincoln- Way GO Refunding Bonds Series 2020 (AGM) (A2/AA)
650,000	4.000	01/01/2034	625,503

			823,126,344

Indiana - 0.6%
City of Mishawaka RB for Sewerage Works Series 2018 (AGM) (NR/AA)
1,845,000	2.000	09/01/2038	1,299,541
City of Whiting Environmental Facilities Refunding RB for BP Products North America Inc. Project Series 2019A (A2/A-)
4,450,000	5.000 (a)(b)	12/01/2044	4,518,595
Indiana Finance Authority CHF - Tippecanoe, LLC - Student Housing Project Student Housing RB Series 2023A (NR/BBB-)
1,550,000	5.125	06/01/2058	1,493,666
Indiana Finance Authority Educational Facilities RB for Marian University, Inc. Series 2019 A (NR/BBB)
540,000	5.000	09/15/2034	540,150
680,000	5.000	09/15/2039	644,239
445,000	4.000	09/15/2044	347,496
Indiana Finance Authority Environmental Improvement Revenue Refunding Bonds Series 2021A (B1/BB-)
2,165,000	4.125	12/01/2026	2,115,057
Indiana Finance Authority First Lien Wastewater Utility RB Refunding for CWA Authority Project Series 2023A (Aa3/AA)
1,250,000	5.000	10/01/2035	1,365,108
1,000,000	5.000	10/01/2036	1,080,040
325,000	5.000	10/01/2037	347,231
750,000	5.000	10/01/2038	796,518
Indiana Finance Authority First Lien Wastewater Utility RB Refunding for CWA Authority Project Series 2024A forward Delivery (Aa3/AA)
1,000,000	5.000 (g)	10/01/2040	1,006,111
1,500,000	5.000 (g)	10/01/2041	1,503,164
1,700,000	5.000 (g)	10/01/2043	1,693,579
1,600,000	5.000 (g)	10/01/2044	1,587,056
1,250,000	5.000 (g)	10/01/2045	1,237,566
Indiana Finance Authority First Lien Wastewater Utility RB Series 2015A (NR/AA)
16,825,000	5.000	10/01/2045	17,007,428

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Indiana – (continued)
Indiana Finance Authority RB for Goshen Health Obligated Group Series 2019 B (NR/BBB+)
$2,300,000	2.100	%(a)(b)	11/01/2049	$2,120,918
Indiana Finance Authority RB for KIPP Indianapolis, Inc. Series 2020 A (Ba1/NR)
185,000	4.000		07/01/2030	170,213
300,000	5.000		07/01/2040	274,479
Indiana Finance Authority RB Ohio Valley Electric Corp. Series 2012 B (Baa3/NR)
2,110,000	3.000		11/01/2030	1,894,061
Indiana Finance Authority RB Ohio Valley Electric Corp. Series 2012 C (Baa3/NR)
2,350,000	3.000		11/01/2030	2,109,499
Indiana Finance Authority RB Refunding for BHI Senior Living Obligated Group Series 2021 B (NR/NR)
300,000	1.720		11/15/2023	298,207
350,000	1.990		11/15/2024	333,211
360,000	2.450		11/15/2025	332,906
465,000	2.520		11/15/2026	417,431
610,000	2.920		11/15/2027	539,209
850,000	3.210		11/15/2028	737,659
880,000	3.260		11/15/2029	741,953
670,000	3.300		11/15/2030	549,266
Town of Upland Economic Development RB for Taylor University Project Series 2021 (NR/A-)
1,300,000	4.000		09/01/2033	1,191,284

				50,292,841

Iowa – 0.4%
City of Coralville GO Annual Appopriation Refunding Bonds Series 2022C (NR/NR)
11,195,000	5.000		05/01/2042	9,844,130
City of Davenport GO Corporate Bonds Series 2019 IA (Aa2/AA)
1,060,000	4.000		06/01/2031	1,068,993
Iowa Finance Authority Midwestern Disaster Area Revenue Refunding Bonds Series 2022 (Baa3/BBB-)
5,800,000	4.000	(a)(b)	12/01/2050	5,405,893
Iowa Finance Authority RB for Gevo NW Iowa RNG LLC Series 2021 (Aa3/NR)
5,500,000	1.500	(a)(b)	01/01/2042	5,389,328
Iowa Finance Authority RB for Lifespace Communities, Inc. Obligated Group Series 2019 A-1 (NR/NR)
1,700,000	4.000		05/15/2055	997,323
2,300,000	5.000		05/15/2055	1,628,850
Iowa Higher Education Loan Authority Private College Facility RB Series 2022 (Baa1/BBB+)
925,000	5.375		10/01/2052	898,306
Iowa Tobacco Settlement Authority RB Refunding Series 2021 B-1 (NR/BBB+)
6,025,000	4.000		06/01/2049	5,568,946

				30,801,769

Kansas – 0.1%
City of Manhattan RB Refunding for Meadowlark Hills Retirement Community Obligated Group Series 2021 A (NR/NR)
825,000	4.000		06/01/2036	670,482
City of Topeka Health Care Facilities RB for Brewster Place Series 2022A (NR/NR)
1,750,000	6.500		12/01/2052	1,643,654

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Kansas – (continued)
City of Wichita Health Care Facilities RB for Presbyterian Manors Obligated Group Series III-2019 (NR/NR)
$1,015,000	4.000%		05/15/2024	$996,807
1,060,000	5.000		05/15/2025	1,027,100
City of Wichita Health Care Facilities RB Presbyterian Manors, Inc. Series III, 2019 (NR/NR)
1,110,000	5.000		05/15/2026	1,054,876
Salina Airport Authority GO Bonds 2023B (AGM-CR) (Aa3/AA)
3,565,000	4.000		09/01/2036	3,315,524

				8,708,443

Kentucky – 1.4%
City of Henderson Exempt Facilities RB for Pratt Paper, LLC Project Series 2022A (NR/NR)
1,925,000	4.450	(e)	01/01/2042	1,775,261
City of Henderson Exempt Facilities RB for Pratt Paper, LLC Project Series 2022B (NR/NR)
2,250,000	3.700	(e)	01/01/2032	2,130,014
City of Henderson, Kentucky Exempt Facilities RB Pratt Paper KY, LLC Project Series 2022A (NR/NR)
525,000	4.700	(e)	01/01/2052	477,662
County of Carroll RB Refunding for Kentucky Utilities Co. Series 2006 B (A1/A)
4,525,000	2.125		10/01/2034	3,188,801
County of Carroll RB Refunding for Kentucky Utilities Co. Series 2008 A (A1/A)
6,100,000	2.000		02/01/2032	4,550,802
County of Owen Water Facilities Refunding RB Series 2020 (NON-AMT) (Baa1/A)
1,000,000	3.875	(a)(b)	06/01/2040	972,171
Fayette County School District Finance Corp. School Building RB Series 2023A (ST INTERCEPT) (Aa3/AA-)
4,145,000	4.000		03/01/2045	3,604,577
4,400,000	4.000		03/01/2048	3,768,230
Kentucky Bond Development Corp. RB Refunding for Transylvania University Series 2021 A (NR/A-)
280,000	4.000		03/01/2046	219,411
330,000	4.000		03/01/2049	253,021
Kentucky Economic Development Finance Authority Hospital RB Refunding for Owensboro Medical Health System, Inc. Series 2017 A (AGM) (A1/AA)
1,200,000	4.000		06/01/2037	1,107,831
400,000	4.000		06/01/2045	346,198
Kentucky Economic Development Finance Authority RB Refunding for CommonSpirit Health Obligated Group Series 2019 A-1 (Baa1/A-)
1,000,000	5.000		08/01/2035	1,024,695
1,000,000	5.000		08/01/2036	1,019,430
Kentucky Public Energy Authority Gas Supply RB 2018 Series A (A1/NR)
1,000,000	4.000	(a)(b)	04/01/2048	996,070
Kentucky State Property & Building Commission RB Refunding Project No. 112 Series 2016 B (ST APPROP) (A1/A)
8,145,000	5.000		11/01/2025	8,329,502
Louisville & Jefferson County Metropolitan Government Health System RB for Norton Healthcare, Inc. Series 2016 A (NR/A)
2,000,000	4.000		10/01/2034	1,858,667

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Kentucky – (continued)
Louisville & Jefferson County Metropolitan Government RB Refunding for Louisville Gas & Electric Co. Series 2003 A (A1/A)
$17,250,000	2.000%		10/01/2033	$12,712,382
Louisville & Jefferson County Metropolitan Sewer District RB Refunding for Kentucky Sewer & Drainage System Series 2018 A (Aa3/AA)
10,000,000	4.000		05/15/2038	9,289,481
Louisville Jefferson County Metro Government Health System RB for Norton Healthcare Series 2023A (NR/A)
2,870,000	5.000		10/01/2040	2,909,965
2,790,000	5.000		10/01/2041	2,819,987
1,225,000	5.000		10/01/2042	1,232,308
Public Energy Authority of Kentucky Gas Supply RB Series 2020A (A2/NR)
32,050,000	4.000	(a)(b)	12/01/2050	31,429,182
Public Energy Authority of Kentucky Gas Supply RB Series 2022 A-1 (A1/NR)
16,775,000	4.000	(a)(b)	08/01/2052	15,844,529
University of Kentucky General Receipts Refunding Bonds Series 2015 A (ST INTERCEPT) (Aa2/AA+)
3,260,000	4.000		04/01/2026	3,264,277

				115,124,454

Louisiana – 1.8%
Calcasieu Parish Memorial Hospital Service District RB for Southwest Louisiana Healthcare System Obligated Group Series 2019 (NR/BB)
1,135,000	4.000		12/01/2023	1,133,085
1,150,000	4.000		12/01/2024	1,129,611
4,155,000	5.000		12/01/2025	4,067,964
3,555,000	5.000		12/01/2027	3,395,181
1,600,000	5.000		12/01/2028	1,515,085
City of New Orleans Sewerage Service RB Series 2020 B (AGM) (NR/AA)
310,000	4.000		06/01/2036	302,170
285,000	4.000		06/01/2037	268,893
310,000	4.000		06/01/2038	288,173
400,000	4.000		06/01/2039	368,786
265,000	4.000		06/01/2040	241,991
City of New Orleans Sewerage Service RB Series 2020 B (NR/A)
1,325,000	5.000		06/01/2045	1,325,472
Lake Charles Harbor & Terminal District RB Series 2021 (A3/NR)
17,000,000	1.000	(a)(b)	12/01/2051	16,120,503
Lakeshore Villages Master Community Development District Special Assessment Series 2019 (NR/NR)
370,000	3.625	(e)	06/01/2024	367,091
2,540,000	3.750	(e)	06/01/2030	2,325,332
5,070,000	4.375	(e)	06/01/2048	4,116,720
Lakeshore Villages Master Community Development District Special Assessment Series 2021 (NR/NR)
365,000	2.375		06/01/2026	340,016
Louisiana Local Government Environmental Facilities & Community Development Authority RB for Downsville Community Charter School Project Series 2023 (NR/NR)
1,765,000	6.500	(e)	06/15/2038	1,759,823

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Louisiana – (continued)
Louisiana Local Government Environmental Facilities & Community Development Authority RB Refunding for City of Shreveport Series 2008 (NR/BBB+)
$16,840,000	5.000	%(e)	04/01/2035	$16,490,779
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue Refunding Bonds for Westlake Chemical Corp. Project Series 2017 (Baa2/BBB)
18,260,000	3.500		11/01/2032	16,795,645
Louisiana Local Government Environmental Facilities & Community Development Authority Subordinate Lien RB for East Baton Rouge Sewerage Commission Projects Series 2014 A (WR/A+)
6,250,000	4.375	(h)	02/01/2024	6,258,156
Louisiana Local Government Environmental Facilities and Community Development Authority RB Refunding for Ragin’ Cajun Facilities, Inc. - Student Housing & Parking Project Series 2017 (AGM) (NR/AA)
900,000	2.750		10/01/2023	900,000
670,000	5.000		10/01/2023	670,000
Louisiana Public Facilities Authority RB for Geo Academies Mid- City Project Series 2022 (NR/NR)
420,000	5.625	(e)	06/01/2037	409,232
Louisiana Public Facilities Authority RB for Jefferson Rise Charter School Project Series 2022A (NR/NR)
400,000	6.000	(e)	06/01/2037	369,432
Louisiana Public Facilities Authority RB for Lincoln Prepatory School Project Series 2022A (NR/NR)
300,000	6.125	(e)	06/01/2037	287,009
Louisiana Public Facilities Authority RB for Louisiana Children’s Medical Center Obligated Series 2020 A (AGM) (NR/AA)
3,530,000	3.000		06/01/2050	2,257,981
Louisiana Public Facilities Authority RB for Louisiana Children’s Medical Center Obligated Series 2020 A (NR/A+)
1,295,000	4.000		06/01/2050	1,059,618
Louisiana Public Facilities Authority RB for Louisiana State University & Agricultural & Mechanical College Auxiliary Greenhouse Phase III Project Series 2019 A (A3/NR)
900,000	4.000		07/01/2044	770,019
Louisiana Public Facilities Authority RB Refunding for Loyola University New Orleans Series 2021 (Baa1/BBB)
1,435,000	4.000		10/01/2036	1,315,875
885,000	4.000		10/01/2037	796,131
Louisiana Public Facilities Authority RB Refunding for Ochsner Clinic Foundation Project Series 2017 (A3/A)
3,695,000	4.000		05/15/2042	3,241,990
600,000	5.000		05/15/2046	570,586
Louisiana Public Facilities Authority RB Series 2021A (NR/NR)
870,000	4.000	(e)	06/01/2031	772,196
1,235,000	4.000	(e)	06/01/2041	916,568
Louisiana Public Facilities Authority RB Series 2021C (NR/NR)
490,000	4.000	(e)	06/01/2031	434,915
1,225,000	4.000	(e)	06/01/2041	909,146
Louisiana Public Facilities Authority Revenue Refunding Bonds for Ochsner Clinic Foundation Project Series 2017 (A3/A)
2,400,000	5.000		05/15/2042	2,355,061
Louisiana Stadium and Exposition District Senior RB, Tax-Exempt Series 2023A (A2/NR)
1,875,000	5.000		07/01/2035	2,020,099

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Louisiana – (continued)
Louisiana Stadium and Exposition District Senior RB, Tax-Exempt Series 2023A (A2/NR) – (continued)
$1,175,000	5.000%		07/01/2036	$1,253,362
1,050,000	5.000		07/01/2037	1,108,135
1,350,000	5.000		07/01/2038	1,411,478
Parish of St. John the Baptist RB Refunding for Marathon Oil Corp. Series 2017 A-1 (Baa3/BBB-)
7,210,000	4.050	(a)(b)	06/01/2037	7,079,315
Parish of St. John the Baptist Revenue Refunding Bonds for Marathon Oil Project Series 2017 (Baa3/BBB-)
21,235,000	2.200	(a)(b)	06/01/2037	19,851,079
Parish of St. John The Baptist Revenue Refunding Bonds Series 2017 (Baa3/BBB-)
15,505,000	2.100	(a)(b)	06/01/2037	15,217,382

				144,587,085

Maine – 0.2%
City of Portland General Airport RB Refunding Green Bonds Series 2019 (Baa1/A-)
800,000	3.000		01/01/2027	757,127
300,000	5.000		01/01/2028	313,536
225,000	5.000		01/01/2029	237,752
270,000	5.000		01/01/2030	287,464
370,000	5.000		01/01/2031	392,605
810,000	5.000		01/01/2032	859,392
890,000	5.000		01/01/2033	943,165
620,000	5.000		01/01/2034	656,675
Finance Authority of Maine RB Refunding for Supplemental Education Loan Series 2019 A-1 (AMT) (AGM) (A2/AA)
500,000	5.000		12/01/2023	500,324
500,000	5.000		12/01/2024	502,063
450,000	5.000		12/01/2025	453,226
1,530,000	5.000		12/01/2026	1,550,726
1,500,000	5.000		12/01/2027	1,529,731
1,000,000	5.000		12/01/2028	1,023,591
Maine Health & Higher Educational Facilities Authority RB for Maine Medical Center Series 2020 A (A1/A+)
200,000	4.000		07/01/2045	172,025
Maine Health & Higher Educational Facilities Authority RB for MaineHealth Series 2020A (A1/A+)
6,785,000	4.000		07/01/2050	5,659,706
Maine Health & Higher Educational Facilities Authority RB Refunding for Northern Light Health Obligated Group Series 2021 A (AGM ST INTRCPT ST RES BD GTY) (A1/AA)
500,000	2.500		07/01/2029	464,966
Maine Turnpike Authority RB Refunding Series 2015 (Aa3/AA-)
1,575,000	5.000		07/01/2026	1,607,875

				17,911,949

Maryland – 1.0%
Baltimore Maryland Special Obligation Refunding for Baltimore Research Park Project Series 2017 A (NR/NR)
425,000	4.000		09/01/2027	411,950
650,000	4.500		09/01/2033	614,844
City of Annapolis GO Refunding Bonds for Public Improvements Series 2015 B (Aa1/AA+)
1,725,000	4.000		08/01/2027	1,752,440

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Maryland – (continued)
City of Baltimore Project RB for Stormwater Projects Series 2019A (Aa2/AA-)
$4,465,000	5.000%		07/01/2049	$4,549,833
City of Baltimore Tax Allocation Refunding for Harbor Point Special Taxing District Project Series 2019 A (NR/NR)
100,000	2.750	(e)	06/01/2024	98,367
40,000	3.000	(e)	06/01/2024	39,340
125,000	2.800	(e)	06/01/2025	120,127
135,000	2.850	(e)	06/01/2026	127,022
175,000	2.950	(e)	06/01/2027	161,465
190,000	3.050	(e)	06/01/2028	171,493
200,000	3.150	(e)	06/01/2029	177,992
300,000	3.375	(e)	06/01/2029	268,353
200,000	3.200	(e)	06/01/2030	175,164
200,000	3.250	(e)	06/01/2031	173,147
250,000	3.300	(e)	06/01/2032	213,542
270,000	3.350	(e)	06/01/2033	227,379
City of Brunswick Special Tax Refunding for Brunswick Crossing Special Taxing District Series 2019 (NR/NR)
245,000	3.000		07/01/2024	242,339
945,000	4.000		07/01/2029	901,894
County of Baltimore RB Refunding for Oak Crest Village, Inc. Series 2020 (NR/NR)
440,000	4.000		01/01/2038	387,611
525,000	4.000		01/01/2039	457,240
1,175,000	4.000		01/01/2040	1,010,810
County of Baltimore RB Refunding for Riderwood Village Obligated Group Series 2020 (NR/NR)
615,000	4.000		01/01/2032	581,003
530,000	4.000		01/01/2033	498,179
600,000	4.000		01/01/2034	559,554
1,065,000	4.000		01/01/2035	984,653
1,310,000	4.000		01/01/2037	1,175,435
1,240,000	4.000		01/01/2038	1,093,504
1,530,000	4.000		01/01/2040	1,316,203
Frederick County Maryland Special Tax for Lake Linganore Village Community Development Series 2001 A (AGC) (NR/AA)
410,000	5.700		07/01/2029	410,482
Frederick County Maryland Tax Allocation Refunding for Oakdale- Lake Linganore Development District Series 2019 B (NR/NR)
1,410,000	3.750		07/01/2039	1,156,697
Frederick County Urbana Community Development Authority Special Tax Refunding Series 2020 B (NR/NR)
255,000	4.000		07/01/2040	220,534
Hagerstown Stadium Authority Multi-Use Sports and Events Facility Lease RB Series 2022A (Aa2/NR)
1,990,000	5.000		06/01/2040	2,099,691
2,085,000	5.000		06/01/2041	2,192,187
2,190,000	5.000		06/01/2042	2,292,733
Maryland Economic Development Corp. Adjustable Mode Revenue Refunding Bonds for Constellation Energy Group Inc. Project Series 2006B (Baa2/BBB)
1,625,000	4.100	(a)(b)	10/01/2036	1,619,058
Maryland Economic Development Corp. Private Activity RB for Purple Line Light Rail Project Series 2022A (Baa3/NR)
3,150,000	5.000		11/12/2028	3,174,467
Maryland Economic Development Corp. RB for Ports America Chesapeake LLC Project Series 2019 A (Baa2/NR)
1,000,000	5.000		06/01/2044	957,240

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Maryland – (continued)
Maryland Economic Development Corp. RB for United States Social Security Administration Series 2021 (Baa3/NR)
$5,520,000	3.997%		04/01/2034	$4,143,297
Maryland Health & Higher Educational Facilities Authority RB for Adventist Healthcare Obligated Group Series 2016 A (Baa3/NR)
10,850,000	5.500		01/01/2046	10,539,110
Maryland Health & Higher Educational Facilities Authority RB for St. John’s College Series 2020 (NR/BBB+)
390,000	4.000		10/01/2025	385,423
Maryland Health & Higher Educational Facilities Authority RB Refunding for Frederick Health, Inc. Obligated Group Series 2020 (Baa1/NR)
800,000	3.250		07/01/2039	588,068
350,000	4.000		07/01/2040	311,240
750,000	4.000		07/01/2045	633,865
Maryland Health & Higher Educational Facilities Authority RB Refunding for St. John’s College Series 2020 (NR/BBB+)
425,000	4.000		10/01/2027	417,300
440,000	4.000		10/01/2028	430,751
355,000	4.000		10/01/2029	345,329
475,000	4.000		10/01/2030	459,028
795,000	3.000		10/01/2034	671,686
475,000	4.000		10/01/2040	411,565
Maryland Health and Higher Educational Facilities Authority RB Adventist Healthcare Issue Series 2020 (Baa3/NR)
865,000	4.000		01/01/2038	717,778
Maryland Health and Higher Educational Facilities Authority RB Imagine Andrews Public Charter School Issue Series 2022A (NR/NR)
650,000	5.500	(e)	05/01/2042	590,194
Maryland Health and Higher Educational Facilities Authority RB Monocacy Montessori Communities Issue Series 2023 (NR/NR)
250,000	5.250	(e)	07/01/2033	243,107
300,000	5.875	(e)	07/01/2043	287,301
Maryland Health and Higher Educational Facilities Authority RB University of Maryland Medical System Issue Series 2020B-1 (A2/A)
2,200,000	5.000	(a)(b)	07/01/2045	2,219,945
Maryland Stadium Authority Baltimore City Public Schools Construction and Revitalization Program Revenue Bonds Series 2022C (ST INTERCEPT) (Aa3/AA-)
10,300,000	0.000	(f)	05/01/2051	2,322,098
10,300,000	0.000	(f)	05/01/2052	2,186,833
Mayor and City Council of Baltimore City of Baltimore, Maryland Convention Center Hotel Revenue Refunding Bonds, Series 2017 (NR/B)
1,250,000	5.000		09/01/2035	1,174,862
Mayor and City Council of Baltimore Subordinate Special Obligation RB for Harbor Point Project Series 2022 (NR/NR)
390,000	4.500		06/01/2033	368,966
675,000	4.875		06/01/2042	618,009
Prince George’s County GO Bonds Consolidated Public Improvement Bonds Series 2014A (Aaa/AAA)
4,010,000	4.000		09/01/2032	3,980,040
1,545,000	4.000		09/01/2033	1,532,047

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Maryland – (continued)
State of Maryland GO Bonds for State & Local Facilities Loan Series 2022A (Aaa/AAA)
$10,000,000	5.000%		06/01/2037	$10,792,901

				78,984,715

Massachusetts - 0.6%
Commonwealth of Massachusetts GO Bonds Consolidated Loan of 2023, Series A (Aa1/AA+)
5,000,000	5.000		05/01/2053	5,158,622
Massachusetts Bay Transportation Authority Subordinated Sales Tax Bonds 2021 Series A (Aa3/AA+)
10,000,000	4.000		07/01/2051	8,737,254
Massachusetts Development Finance Agency RB for Harvard University Series 2016 A (Aaa/AAA)
5,000,000	5.000		07/15/2036	5,662,337
Massachusetts Development Finance Agency RB for Linden Ponds, Inc. Series 2018 (NR/NR)
495,000	4.000	(e)	11/15/2023	494,166
1,500,000	5.000	(e)	11/15/2028	1,501,560
Massachusetts Development Finance Agency RB Refunding for Carleton-Willard Homes, Inc. Series 2019 (NR/A-)
225,000	4.000		12/01/2042	177,325
245,000	5.000		12/01/2042	228,837
Massachusetts Development Finance Agency RB Refunding for Milford Regional Medical Center Obligated Group Series 2020 G (NR/B+)
125,000	5.000	(e)	07/15/2024	125,059
125,000	5.000	(e)	07/15/2025	123,404
Massachusetts Development Finance Agency RB Refunding for Wellforce Obligated Group Series 2020 C (AGM) (NR/AA)
425,000	5.000		10/01/2029	446,438
325,000	5.000		10/01/2030	343,703
450,000	5.000		10/01/2031	465,849
400,000	5.000		10/01/2032	413,567
500,000	5.000		10/01/2033	515,953
450,000	5.000		10/01/2034	460,781
Massachusetts Development Finance Agency Sustainablilty RB for Boston Medical Center Issue Series 2023 G (Baa2/BBB)
665,000	5.000		07/01/2025	671,234
Massachusetts Development Finance Agency Wellforce Obligation Group RB Refunding Series 2019 A (NR/BBB-)
825,000	5.000		07/01/2038	768,438
1,850,000	5.000		07/01/2039	1,711,142
Massachusetts School Building Authority Subordinated Dedicated Sales Tax Bonds 2018 Series B (Aa3/AA)
10,735,000	4.000		02/15/2041	9,924,023
Massachusetts State GO Bonds Consolidated Loan Series 2018 D (Aa1/AA+)
4,030,000	4.000		05/01/2039	3,796,127
Massachusetts Water Resources Authority General Revenue Refunding Bonds, 2014 Series F (Aa1/AA+)
7,915,000	4.000	(h)	08/01/2024	7,933,818

				49,659,637

Michigan - 2.6%
City of Detroit Financial Recovery GO Bonds Series 2014 B-1 (NR/NR)
50,843,183	4.000	(a)	04/01/2044	35,719,695

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Michigan – (continued)
City of Detroit GO Bonds Series 2020 (Ba1/BB+)
$265,000	5.000%		04/01/2024	$265,135
275,000	5.000		04/01/2025	275,900
290,000	5.000		04/01/2026	291,157
615,000	5.000		04/01/2027	620,645
645,000	5.000		04/01/2028	654,263
455,000	5.000		04/01/2029	462,662
710,000	5.000		04/01/2030	723,573
City of Detroit GO Bonds Series 2021 A (Ba1/BB+)
1,365,000	5.000		04/01/2030	1,391,095
1,100,000	5.000		04/01/2032	1,123,432
2,280,000	5.000		04/01/2036	2,304,176
1,900,000	5.000		04/01/2038	1,876,395
1,750,000	5.000		04/01/2039	1,715,049
City of Detroit GO Bonds Series 2021 B (Ba1/BB+)
400,000	2.189		04/01/2024	389,518
500,000	2.511		04/01/2025	464,826
675,000	2.711		04/01/2026	604,081
City of Detroit Tax Exempt UT GO Bonds, Series 2023A Social Bonds (Ba1/BB+)
1,000,000	5.250		05/01/2024	1,001,985
1,750,000	5.250		05/01/2025	1,762,445
1,250,000	5.250		05/01/2026	1,262,860
Detroit Downtown Development Authority RB Refunding for Catalyst Development Project Series 2018 A (AGM) (NR/AA)
1,075,000	5.000		07/01/2026	1,081,364
1,130,000	5.000		07/01/2027	1,136,607
1,000,000	5.000		07/01/2028	1,005,044
1,000,000	5.000		07/01/2029	1,004,971
3,435,000	5.000		07/01/2033	3,413,049
3,330,000	5.000		07/01/2036	3,275,959
Detroit Financial Recovery Bonds LT Series B-2 (NR/NR)
2,556,114	4.000	(a)	04/01/2044	1,795,789
Detroit Michigan Sewage Disposal System RB Refunding Series 2006 D (AGM) (A1/AA) (3M USD LIBOR + 0.60%)
11,250,000	4.291	(d)	07/01/2032	10,440,545
Great Lakes Water Authority Water Supply System Refunding Senior Lien RB Series 2016C (A1/AA-)
8,300,000	5.250		07/01/2033	8,596,553
Great Lakes Water Authority Water Supply System Revenue Refunding Senior Lien Bonds Series 2016C (A1/AA-)
20,000,000	5.250		07/01/2035	20,655,082
Kentwood Economic Development Corp. RB Refunding for Holland Home Obligated Group Series 2022 (NR/NR)
500,000	4.000		11/15/2031	444,153
Michigan Finance Authority Higher Education Facilities Limited Obligation Revenue Refunding Bonds for Lawrence Technology University Series 2022 (NR/BBB-)
645,000	4.000		02/01/2042	485,400
Michigan Finance Authority Hospital RB for Henry Ford Health System Obligated Group Series 2019 A (A2/A)
3,700,000	4.000		11/15/2050	3,070,627
Michigan Finance Authority Hospital RB for McLaren Health Care Corp. Obligated Group Series 2019 A (A1/NR)
6,380,000	4.000		02/15/2047	5,414,282
13,070,000	4.000		02/15/2050	10,794,146

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Michigan – (continued)
Michigan Finance Authority Hospital Revenue Refunding Bonds for Henry Ford Health System Series 2016 (A2/A)
$1,500,000	5.000%		11/15/2032	$1,526,150
Michigan Finance Authority Local Government Loan Program RB for Detroit Financial Recovery Income Tax Revenue and Refunding Local Project Bonds Series 2014 F (NR/BBB)
1,000,000	3.875		10/01/2023	1,000,000
Michigan Finance Authority Local Government Loan Program RB for Detroit Water & Sewage Department Water Supply System Project Series 2015C (A2/A+)
3,000,000	5.000		07/01/2034	3,035,396
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewer Series 2014 D-1 (NATL) (A2/A+)
650,000	5.000		07/01/2036	651,433
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Sewage Disposal System Local Project Senior Lien Series 2014 C-3 (AGM) (A1/AA)
325,000	5.000		07/01/2032	326,900
250,000	5.000		07/01/2033	251,462
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Sewage Disposal System Second Lien Series 2015 C (A2/A+)
1,945,000	5.000		07/01/2033	1,969,908
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Water Supply System Local Project Senior Lien Series 2014 D-1 (AGM) (A1/AA)
400,000	5.000		07/01/2035	401,901
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Water Supply System Series 2015 D-1 (A1/AA-)
1,000,000	5.000		07/01/2029	1,012,261
Michigan Finance Authority RB Refunding for Hanley International Academy, Inc. Series 2021 (NR/BB)
995,000	3.500		09/01/2030	853,369
Michigan Finance Authority RB Refunding for Kettering University Series 2020 (NR/A-)
450,000	4.000		09/01/2045	366,766
475,000	4.000		09/01/2050	373,858
Michigan Finance Authority Tobacco Settlement Asset-Backed Bonds Series 2020A-2 (NR/BBB+)
6,600,000	5.000		06/01/2040	6,734,773
Michigan Finance Authority Tobacco Settlement RB Refunding Series 2020 B-1 Class 2 (NR/BBB+)
1,150,000	5.000		06/01/2049	1,151,294
Michigan Finance Authority Tobacco Settlement RB Refunding Series 2020 B-2 Class 2 (NR/NR)
101,825,000	0.000	(f)	06/01/2065	8,330,415
Michigan Strategic Fund Limited Obligation RB Dte Electric Company Exempt Facilities Project, Collateralized Series 2023DT (Aa3/A)
7,350,000	3.875	(a)(b)	06/01/2053	7,008,706
Michigan Strategic Fund Limited Obligation RB for I-75 Improvement Project Series 2018 (AMT) (AGM) (A1/AA)
15,000,000	4.250		12/31/2038	13,880,705

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Michigan – (continued)
Michigan Strategic Fund RB Refunding for DTE Electric Co. Series 1995 (Aa3/A)
$7,500,000	1.450%		09/01/2030	$5,974,649
Michigan Strategic Fund RB Refunding for DTE Electric Co. Series 2008 (Aa3/A)
7,175,000	1.350		08/01/2029	5,890,265
Michigan Tobacco Settlement Finance Authority Tobacco Settlement Asset Backed RB Series C (NR/NR)
40,075,000	0.000	(f)	06/01/2058	1,458,974
Universal Academy RB Refunding Series 2021 (NR/BBB-)
345,000	2.000		12/01/2026	319,032
500,000	4.000		12/01/2031	461,421
Van Buren Public Schools Michigan GO Unlimited Refunding Bonds Series 2019 (Q-SBLF) (NR/AA)
2,485,000	4.000		11/01/2026	2,496,133
2,585,000	4.000		11/01/2027	2,607,624
Warren Consolidated School District Unlimited Tax GO Refunding Bonds for School Building and Site Bonds Series 2016 (Q-SBLF) (NR/AA)
3,705,000	5.000		05/01/2027	3,803,510
Warren Consolidated Schools GO Bonds Series 2016 (Q-SBLF) (NR/AA)
1,145,000	5.000		05/01/2025	1,166,272
1,215,000	5.000		05/01/2026	1,254,393
Washtenaw County Ypsilanti Community Schools GO Refunding Bonds Series 2020 (Q-SBLF) (NR/AA)
580,000	2.019		05/01/2025	549,923
Wayne County Airport Authority RB for Detroit Metropolitan Wayne County Airport Series 2017 B (A1/A)
400,000	5.000		12/01/2033	407,503
1,065,000	5.000		12/01/2034	1,083,275
650,000	5.000		12/01/2035	658,649
800,000	5.000		12/01/2036	806,444
880,000	5.000		12/01/2037	882,912
Wayne County Airport Authority RB Series 2021A (A1/NR)
2,015,000	5.000		12/01/2041	2,078,544

				206,297,283

Minnesota - 0.3%
City of Independence RB for Global Academy, Inc. Series 2021 A (NR/BB)
1,315,000	4.000		07/01/2031	1,168,904
City of Minneapolis GO Green Bonds Series 2019 (NR/AAA)
2,390,000	2.000		12/01/2029	2,036,499
2,940,000	2.000		12/01/2030	2,457,577
City of St Cloud RB Refunding for CentraCare Health System Obligated Group Series 2019 (A2/NR)
675,000	5.000		05/01/2048	657,814
City of Woodbury RB Refunding for Math & Science Academy Series 2020 A (NR/BBB-)
400,000	3.000		12/01/2030	343,431
Duluth Economic Development Authority Health Care Facilities RB for St. Luke’s Hospital of Duluth Obligated Group Series 2022A (NR/BBB-)
475,000	5.000		06/15/2032	475,621
Duluth Economic Development Authority Health Care Facilities RB Refunding for Essentia Health Obligated Group Series 2018 A (NR/A-)
2,160,000	4.250		02/15/2048	1,790,835

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Minnesota – (continued)
Duluth Economic Development Authority Health Care Facilities RB Refunding for St. Luke’s Hospital Series 2022 (NR/BBB-)
$325,000	5.000%		06/15/2027	$324,909
460,000	5.000		06/15/2028	461,295
400,000	5.000		06/15/2029	400,538
425,000	5.000		06/15/2030	425,541
Duluth Economic Development Authority RB Refunding for Benedictine Health System Obligated Group Series 2021 A (NR/NR)
370,000	3.000		07/01/2024	363,718
400,000	3.000		07/01/2025	384,200
360,000	3.000		07/01/2026	337,778
Duluth Independent School District No.709 COPS Refunding Series 2019 A (Baa1/NR)
650,000	3.250		03/01/2024	646,268
Duluth Independent School District No.709 COPS Refunding Series 2019 B (SD CRED PROG) (Aa1/NR)
350,000	5.000		02/01/2028	365,295
Minnesota Higher Education Facilities Authority RB Refunding for Bethel University Project Series 2017 (NR/BB+)
500,000	5.000		05/01/2047	423,407
Minnesota Higher Education Facilities Authority RB Refunding for College of St. Scholastica, Inc. Series 2019 (Baa2/NR)
165,000	4.000		12/01/2026	160,629
165,000	4.000		12/01/2027	159,516
205,000	4.000		12/01/2028	196,792
125,000	4.000		12/01/2029	118,853
250,000	4.000		12/01/2030	235,418
170,000	4.000		12/01/2031	158,610
Minnesota Municipal Gas Agency Commodity Supply RB Series 2022 (Aa1/NR)
5,650,000	4.000		12/01/2026	5,548,903
Minnesota State Trunk Highway GO Refunding Bonds Series 2017 E (Aaa/AAA)
1,680,000	3.000		10/01/2029	1,566,594
St. Louis County Independent School District Full Term Refunding Certificates of Participation Series 2019B (SD CRED PROG) (Aa1/NR)
395,000	5.000		02/01/2026	403,619
State of Minnesota GO State Various Purpose Bonds Series 2015A (Aaa/AAA)
5,500,000	5.000		08/01/2035	5,578,713

				27,191,277

Mississippi - 0.4%
Lowndes County Solid Waste Disposal and Pollution Control Refunding RB Series 2022 (Baa2/BBB)
9,500,000	2.650	(a)(b)	04/01/2037	8,952,190
Mississippi Business Finance Corp. Exempt Facilities RB for Enviva Project Series 2022 (B3/B-)
2,350,000	7.750	(a)(b)	07/15/2047	1,743,953
Mississippi Business Finance Corp. Gulf Opportunity Zone Industrial Development RB for Chevron U.S.A Project Series 2010I (Aa2/AA-/A-1+)
7,500,000	4.450	(a)(b)	11/01/2035	7,500,000
Mississippi Business Finance Corp. Gulf Opportunity Zone Industrial Development RB for Chevron U.S.A Project Series 2010L (Aa2/AA-/A-1+)
4,550,000	4.650	(a)(b)	11/01/2035	4,550,000

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Mississippi – (continued)
Mississippi Development Bank Special Obligation Bonds Series 2021 (NR/BB)
$415,000	5.000	%(e)	10/01/2023	$415,000
440,000	5.000	(e)	10/01/2024	439,284
660,000	5.000	(e)	10/01/2025	654,425
750,000	5.000	(e)	10/01/2026	744,461
800,000	5.000	(e)	10/01/2027	796,554
850,000	5.000	(e)	10/01/2028	846,872
875,000	5.000	(e)	10/01/2029	869,907
1,225,000	5.000	(e)	10/01/2030	1,214,530
Mississippi State GO Bonds Series 2015 F (Aa2/AA)
1,000,000	4.000	(h)	11/01/2025	1,006,052

				29,733,228

Missouri - 0.7%
Cape Girardeau County IDA Health Facilities RB for SoutheastHEALTH Obligated Group Series 2021 (Ba1/BB-)
1,200,000	4.000		03/01/2041	998,444
City of Poplar Bluff COPS Series 2021 (NR/BBB+)
875,000	2.500		10/01/2041	542,694
1,060,000	2.625		10/01/2046	611,530
City of St. Louis IDA Tax Increment Financing RB for St. Louis Innovation District Project Series 2022 (NR/NR)
1,650,000	5.000		05/15/2041	1,545,195
Health and Educational Facilities Authority of The State of Missouri Health Facilities RB Wright Memorial Hospital Series 2019 (NR/NR)
1,420,000	5.000		09/01/2029	1,399,746
I-470 Western Gateway Transportation Development District RB Series 2019 A (NR/NR)
800,000	4.500	(e)	12/01/2029	766,679
Kansas City Industrial Development Authority RB for Kansas City International Airport Series 2019 A (A2/A-)
4,200,000	5.000		03/01/2030	4,312,847
4,410,000	5.000		03/01/2031	4,517,252
Kansas City Industrial Development Authority RB for Kansas City International Airport Series 2019 C (A2/A-)
2,000,000	5.000		03/01/2033	2,105,133
3,200,000	5.000		03/01/2034	3,365,829
Kansas City Industrial Development Authority Special Obligation Bonds for Kansas City International Airport Series 2019 A (A2/A-)
5,000,000	5.000		03/01/2034	5,107,394
Metropolitan St. Louis Sewer District Wastewater System Improvement and Refunding RB Series 2017A (Aa1/AAA)
10,000,000	5.000		05/01/2047	10,190,868
Missouri Health & Educational Facilities Authority RB for Kansas City Art Institute Series 2018 (NR/A-)
830,000	5.000		09/01/2038	835,529
Missouri Health & Educational Facilities Authority RB Refunding for Bethesda Health Group, Inc. Obligated Group Series 2021 (NR/NR)
370,000	4.000		08/01/2036	305,289
475,000	4.000		08/01/2041	357,270
Missouri Health & Educational Facilities Authority RB Refunding for J.B. Wright & Trenton Trust Obligated Group Series 2019 (NR/NR)
860,000	5.000		09/01/2027	852,732

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Missouri – (continued)
Missouri Health & Educational Facilities Authority RB Refunding for Mosaic Health System Series 2019 A (A1/NR)
$420,000	4.000%		02/15/2037	$384,944
500,000	4.000		02/15/2039	440,267
1,850,000	4.000		02/15/2044	1,547,519
Missouri Southern State University Auxiliary Enterprise System RB Refunding Series 2021 (NR/NR)
630,000	3.000		10/01/2026	603,255
875,000	4.000		10/01/2031	813,539
Missouri Southern State University Auxiliary System RB Series 2019 A (AGM) (NR/AA)
275,000	5.000		10/01/2030	288,676
Missouri Southern State University RB Series 2019 A (AGM) (NR/AA)
210,000	5.000		10/01/2026	215,193
210,000	5.000		10/01/2029	221,279
150,000	5.000		10/01/2032	157,592
240,000	4.000		10/01/2034	234,659
125,000	4.000		10/01/2035	121,289
150,000	4.000		10/01/2036	143,223
170,000	4.000		10/01/2037	158,710
145,000	4.000		10/01/2038	132,385
110,000	4.000		10/01/2039	99,314
Plaza at Noah’s Ark Community Improvement District RB Refunding Series 2021 (NR/NR)
350,000	3.000		05/01/2024	345,761
250,000	3.000		05/01/2026	237,057
St. Louis Municipal Finance Corp. Leasehold RB for Convention Center Expansion and Improvement Projects Series 2020 (AGM) (A1/AA)
5,000,000	5.000		10/01/2049	4,818,086
St. Louis Municipal Finance Corporation Leasehold RB, Series 2020 Convention Center Expansion and Improvement Projects (AGM) (A1/AA)
1,000,000	5.000		10/01/2045	995,159
State of Missouri Environmental Improvement and Energy Resources Authority Environmental Improvement RB Series 2008 (Baa1/A)
4,000,000	3.500	(a)(b)	05/01/2038	3,901,285
State of Missouri Health & Educational Facilities Authority Health Facilities RB for Mosaic Health System Series 2019A (A1/NR)
675,000	4.000		02/15/2038	602,655
The Industrial Development Authority of The County of Taney, Missouri Sales Tax Revenue Improvement Bonds Big Cedar Infrastructure Project Series 2023 (NR/NR)
1,000,000	5.000	(e)	10/01/2033	953,075

				55,229,353

Montana - 0.1%
City of Billings RB for Sewer System Series 2017 (Aa3/NR)
575,000	5.000		07/01/2029	599,529
City of Forsyth, Rosebud County, Montana Pollution Control Revenue Refunding Bonds Northwestern Corporation Colstrip Project Series 2023 (A3/NR)
3,875,000	3.875		07/01/2028	3,695,230

				4,294,759

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Nebraska - 0.1%
Nebraska Educational Health Cultural & Social Services Finance Authority RB Refunding for Immanuel Retirement Communities Obligated Group Series 2019 A (NR/NR)
$415,000	4.000%		01/01/2033	$406,442
2,000,000	4.000		01/01/2035	1,920,735
1,250,000	4.000		01/01/2036	1,175,983
1,185,000	4.000		01/01/2037	1,084,282
1,500,000	4.000		01/01/2038	1,348,097
2,000,000	4.000		01/01/2039	1,773,048

				7,708,587

Nevada - 0.4%
City of Las Vegas Special Improvement District No. 814 Special Assessment Series 2019 (NR/NR)
195,000	3.500		06/01/2025	189,746
180,000	3.500		06/01/2026	172,316
195,000	3.500		06/01/2027	183,224
145,000	3.500		06/01/2028	133,919
165,000	3.500		06/01/2029	149,183
165,000	3.250		06/01/2030	144,094
300,000	3.250		06/01/2031	257,974
400,000	3.500		06/01/2032	346,353
445,000	3.500		06/01/2033	380,377
955,000	3.500		06/01/2034	800,628
City of Las Vegas Special Improvement District No. 816 Special Assessment Series 2021 (NR/NR)
415,000	2.750		06/01/2033	319,945
730,000	2.750		06/01/2036	521,770
City of North Las Vegas Special Improvement District No. 64 Special Assessment Bonds Series 2019 (NR/NR)
235,000	4.250		06/01/2034	216,927
275,000	4.500		06/01/2039	248,775
230,000	4.625		06/01/2043	203,960
370,000	4.625		06/01/2049	317,578
City of Sparks RB Refunding for Nevada Tourism Improvement District No. 1 Senior Project Series 2019 A (Ba1/NR)
1,455,000	2.750	(e)	06/15/2028	1,329,213
Clark County Airport System Subordinate Lien Refunding RB Series 2019D (NON-AMT) (Aa3/A+)
2,600,000	5.000		07/01/2026	2,688,600
Clark County Pollution Control Refunding RB for Nevada Power Company Projects Series 2017 (A2/A+)
1,300,000	3.750	(a)(b)	01/01/2036	1,281,606
Clark County School District GO Bonds Series 2018 A (A1/AA-)
3,745,000	5.000		06/15/2030	3,921,715
Clark County School District GO Bonds Series 2020 A (AGM) (A1/AA)
725,000	5.000		06/15/2033	773,788
835,000	5.000		06/15/2034	889,505
855,000	4.000		06/15/2038	789,108
950,000	4.000		06/15/2039	867,199
700,000	4.000		06/15/2040	637,107
Henderson Nevada Local Improvement District No. T-18 (NR/NR)
1,260,000	4.000		09/01/2025	1,242,535
Las Vegas Convention & Visitors Authority Convention Center Expansion RB Series 2018B (Aa3/AA-)
3,270,000	4.000		07/01/2049	2,787,685

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Nevada - (continued)
Las Vegas Convention & Visitors Authority RB Refunding Series 2016 C (Aa3/AA-)
$1,250,000	5.000%		07/01/2026	$1,286,009
Las Vegas Convention & Visitors Authority RB Refunding Series 2017 B (Aa3/AA-)
715,000	5.000		07/01/2026	735,597
Las Vegas Convention & Visitors Authority RB Series 2018 B (Aa3/AA-)
2,685,000	5.000		07/01/2043	2,721,704
Las Vegas Convention & Visitors Authority RB Series 2019 B (Aa3/AA-)
1,050,000	5.000		07/01/2027	1,094,983
State of Nevada GO Refunding Bonds for Capital Improvements & Cultural Affairs Series 2015 B (Aa1/AA+)
5,000,000	5.000		11/01/2026	5,089,861
Tahoe-Douglas Visitors Authority RB Series 2020 (NR/NR)
1,700,000	5.000		07/01/2040	1,589,532

				34,312,516

New Hampshire - 0.8%
National Finance Authority Hospital RB Series 2021B (AGM) (A1/AA)
3,500,000	3.000		08/15/2046	2,431,252
National Finance Authority Pollution Control Refunding RB for New York State Electric & Gas Corp. Project Series 2022A (Baa1/A-)
8,635,000	4.000		12/01/2028	8,308,333
New Hampshire Business Finance Authority RB Refunding for Springpoint Senior Living Obligated Group Series 2021 (NR/NR)
5,700,000	4.000		01/01/2041	4,500,711
New Hampshire Business Finance Authority RB Refunding for United Illuminating Co. (Baa1/A-)
2,695,000	2.800	(a)(b)	10/01/2033	2,695,000
New Hampshire Health and Education Facilities Authority RB Refunding for Dartmouth-Hitchcock Obligation Group Series 2017 A (NR/A)
11,045,000	5.000		08/01/2032	11,278,635
2,150,000	5.000		08/01/2033	2,196,668
4,075,000	5.000		08/01/2034	4,168,809
4,290,000	5.000		08/01/2035	4,379,639
4,505,000	5.000		08/01/2036	4,575,641
4,735,000	5.000		08/01/2037	4,783,744
1,470,000	5.000		08/01/2038	1,478,591
5,270,000	5.000		08/01/2039	5,286,222
6,000,000	5.000		08/01/2040	5,999,186

				62,082,431

New Jersey - 4.2%
Atlantic City New Jersey Tax Appeal Refunding Bonds Series 2017 A (BAM ST AID WITHHLDG) (A2/AA)
300,000	5.000		03/01/2024	300,934
250,000	5.000		03/01/2026	255,757
Atlantic County Improvement GO Lease RB for Stockton University Altantic City Campus Project Series 2021A (AGM) (A1/AA)
3,840,000	4.000		07/01/2053	3,279,634
Borough of Stone Harbor GO Bonds Series 2018 (NR/AA+)
1,345,000	4.000		11/01/2026	1,351,615

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

New Jersey – (continued)
City of Hoboken GO Bonds for Open Space Bonds and General Improvement Bonds and Parking Utility Bonds Series 2022 (NR/AA+)
$1,455,000	3.000%		02/15/2049	$1,052,837
1,455,000	3.000		02/15/2050	1,042,481
Essex County Improvement Authority RB for Friends of TEAM Academy Charter School Obligated Group Series 2021 (NR/BBB)
470,000	4.000		06/15/2038	423,162
Hawthorne School District GO Bonds Series 2019 (BAM SCH BD RES FD) (NR/AA)
1,100,000	3.000		09/01/2034	951,909
1,350,000	3.000		09/01/2035	1,139,282
1,350,000	3.000		09/01/2036	1,107,457
1,350,000	3.000		09/01/2037	1,069,372
1,350,000	3.000		09/01/2038	1,050,746
1,100,000	3.000		09/01/2039	847,669
New Jersey Economic Development Authority RB for Provident Group - Kean Properties L.L.C. - Kean University Student Housing Project Series 2017 A (NR/B)
500,000	5.000		07/01/2032	489,912
New Jersey Economic Development Authority RB for School Facilities Construction Series 2016 AAA (A2/A-)
4,000,000	5.500		06/15/2033	4,113,252
New Jersey Economic Development Authority RB for School Facilities Construction Series 2018 EEE (A2/A-)
5,805,000	5.000		06/15/2028	6,073,906
10,295,000	5.000		06/15/2029	10,790,050
New Jersey Economic Development Authority RB Refunding for Provident Group - Montclair Properties L.L.C. - Montclair University Student Housing Project Series 2017 (AGM) (A1/AA)
1,300,000	5.000		06/01/2042	1,300,191
New Jersey Economic Development Authority RB Refunding for School Facilities Construction Series 2018 FFF (A2/A-)
9,340,000	5.000		06/15/2029	9,789,127
New Jersey Economic Development Authority RB Refunding for The Seeing Eye, Inc. Project Series 2017 (NR/A)
785,000	3.000		06/01/2032	691,670
1,545,000	5.000		06/01/2032	1,576,255
New Jersey Economic Development Authority School Facilities Construction Refunding Bonds , 2024 Series SSS (A2/A-)
1,610,000	5.250	(g)	06/15/2036	1,678,192
1,675,000	5.250	(g)	06/15/2038	1,711,565
New Jersey Economic Development Authority School Facilities Construction Refunding Bonds 2016 Series BBB (A2/A-)
2,950,000	5.500	(h)	12/15/2026	3,120,280
New Jersey Economic Development Authority School Facilities Construction Refunding Bonds, 2024 Series SSS Forward Delivery (A2/A-)
1,465,000	5.250	(g)	06/15/2037	1,510,589
1,675,000	5.250	(g)	06/15/2039	1,703,995
New Jersey Economic Development Authority Special Facility RB for Continental Airlines Project Series 1999 (Ba3/BB-)
6,025,000	5.250		09/15/2029	6,000,511
New Jersey Economic Development Authority Special Facility RB for Continental Airlines Project Series 2000 (Ba3/BB-)
1,100,000	5.625		11/15/2030	1,106,196

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

New Jersey – (continued)
New Jersey Economic Development Authority Special Facility Revenue and Refunding Bonds Series 2017 (Baa2/NR)
$1,000,000	5.000%		10/01/2047	$949,124
New Jersey Economic Development Authority State Lease RB for Health Department & Taxation Division Office Project 2018 Series A (A2/A-)
1,955,000	5.000		06/15/2024	1,965,364
New Jersey Economic Development Authority State Lease RB for Juvenile Justice Commission Facilities Project Series 2018 C (A2/A-)
5,380,000	5.000		06/15/2037	5,453,442
New Jersey Economic Development Authority Tax Exempt Private Activity Bonds for Goethals Bridge Replacement Project Series 2013 (NR/BBB+)
10,325,000	5.375		01/01/2043	10,336,976
New Jersey Economic Development Authority Water Facilities Refunding RB New Jersey- American Water Company, Inc. Project Series 2020B Bonds (A1/A+)
4,595,000	3.750	(a)(b)	11/01/2034	4,365,872
New Jersey Educational Facilities Authority RB for Rider University A New Jersey Non-Profit Corp. Series 2017 F (B3/BB)
1,600,000	4.000		07/01/2042	1,125,171
New Jersey Educational Facilities Authority RB Refunding for Princeton University Series 2017 I (Aaa/AAA)
2,675,000	5.000		07/01/2033	2,813,055
New Jersey Educational Facilities Authority RB Refunding for The College of New Jersey Series 2016 F (A2/A)
1,250,000	3.000		07/01/2040	916,231
New Jersey Health Care Facilities Financing Authority Revenue Refunding Bonds for RWJ Barnabas Health Obligated Group Issue Series 2019B-2 (Aa3/AA-)
6,825,000	5.000	(a)(b)	07/01/2042	6,921,049
New Jersey Housing & Mortgage Finance Agency Multi-Family RB 2021 Series B (NON-AMT) (HUD SECT 8) (HUD SECT 8) (NR/AA-)
1,320,000	0.650		05/01/2024	1,292,714
2,555,000	0.750		11/01/2024	2,462,226
1,910,000	0.900		11/01/2025	1,785,695
New Jersey State Transportation Trust Fund Authority Transportation System Bonds Series 2006C (AMBAC) (A2/A-)
18,750,000	0.000	(f)	12/15/2036	9,950,248
New Jersey State Turnpike Authority RB Series 2015 E (A1/AA-)
1,675,000	5.000		01/01/2032	1,693,366
7,385,000	5.000		01/01/2045	7,419,625
New Jersey Transportation Trust Fund Authority Federal Highway Reimbursement Revenue Notes Series 2016A-1 (A2/A+)
1,000,000	5.000		06/15/2027	1,018,350
New Jersey Transportation Trust Fund Authority RB Capital Appreciation for Transportation System Bonds Series 2006 C (AMBAC) (A2/A-)
5,425,000	0.000	(f)	12/15/2035	3,078,420
New Jersey Transportation Trust Fund Authority RB Capital Appreciation for Transportation System Bonds Series 2010 A (A2/A-)
10,025,000	0.000	(f)	12/15/2026	8,746,784
1,325,000	0.000	(f)	12/15/2031	917,719
5,000,000	0.000	(f)	12/15/2036	2,636,360

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

New Jersey – (continued)
New Jersey Transportation Trust Fund Authority RB Capital Appreciation for Transportation System Bonds Series 2010 A (A2/A-) – (continued)
$1,495,000	0.000	%(f)	12/15/2037	$735,072
New Jersey Transportation Trust Fund Authority RB for Transportation Program Bonds Series 2015 AA (A2/A-)
755,000	5.000		06/15/2046	747,026
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2006 C (NATL) (A2/A-)
18,565,000	0.000	(f)	12/15/2031	12,899,764
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2008 A (A2/A-)
25,925,000	0.000	(f)	12/15/2036	13,669,524
42,640,000	0.000	(f)	12/15/2037	20,965,542
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2009 A (A2/A-)
35,250,000	0.000	(f)	12/15/2038	16,340,687
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2019 A (A2/A-)
1,620,000	5.000		12/15/2039	1,661,880
New Jersey Transportation Trust Fund Authority RB Refunding for Federal Highway Reimbursement Notes Series 2018 A (A2/A+)
2,330,000	5.000		06/15/2030	2,373,397
1,825,000	5.000		06/15/2031	1,856,641
New Jersey Transportation Trust Fund Authority RB Refunding for Transportation System Bonds Series 2018 A (A2/A-)
2,905,000	4.000		12/15/2031	2,878,542
2,000,000	5.000		12/15/2032	2,072,517
7,775,000	5.000		12/15/2034	8,022,079
2,770,000	5.000		12/15/2035	2,846,312
3,455,000	5.000		12/15/2036	3,536,818
2,410,000	4.250		12/15/2038	2,290,591
New Jersey Transportation Trust Fund Authority RB Series 2018 (A2/A-)
8,320,000	5.000		12/15/2033	8,604,594
New Jersey Transportation Trust Fund Authority RB Series 2020 AA (A2/A-)
120,000	3.000		06/15/2050	81,677
New Jersey Transportation Trust Fund Authority Transportation Program Bonds 2020 Series AA (A2/A-)
4,600,000	4.000		06/15/2045	4,077,909
New Jersey Transportation Trust Fund Authority Transportation Program Bonds, 2023 Series AA (A2/A-)
4,675,000	4.250		06/15/2044	4,297,503
New Jersey Transportation Trust Fund Authority Transportation Program RB Series 2014 BB-1 (A2/A-)
6,155,000	5.000		06/15/2030	6,423,429
New Jersey Transportation Trust Fund Authority Transportation Program RB Series 2019 AA (A2/A-)
3,060,000	5.000		06/15/2034	3,163,116
10,000,000	5.000		06/15/2037	10,225,732
3,000,000	5.250		06/15/2043	3,055,215
10,000,000	4.500		06/15/2049	9,222,878
New Jersey Transportation Trust Fund Authority Transportation Program RB Series 2019 BB (A2/A-)
2,000,000	4.000		06/15/2044	1,761,870

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

New Jersey – (continued)
New Jersey Transportation Trust Fund Authority Transportation RB Series 2009 A (A2/A-)
$8,430,000	0.000	%(f)	12/15/2032	$5,552,082
New Jersey Transportation Trust Fund Authority Transportation System Bonds 2010 Series A (A2/A-)
3,530,000	0.000	(f)	12/15/2029	2,704,237
New Jersey Transportation Trust Fund Authority Transportation System Bonds 2019 Series A (A2/A-)
2,500,000	5.000		12/15/2032	2,635,248
New Jersey Transportation Trust Fund Authority Transportation System Bonds 2023 Series A (A2/A-)
4,550,000	4.250		06/15/2040	4,272,910
2,500,000	5.250		06/15/2041	2,638,210
2,500,000	5.250		06/15/2042	2,624,138
New Jersey Turnpike Authority Turnpike RB Series 2014 A (A1/AA-)
10,000,000	5.000		01/01/2033	10,044,877
New Jersey Turnpike Authority Turnpike RB Series 2017 G (A1/AA-)
3,000,000	4.000		01/01/2043	2,767,640
New Jersey Turnpike Authority Turnpike RB Series 2022 B (A1/AA-)
1,400,000	4.500		01/01/2048	1,346,509
4,725,000	5.250		01/01/2052	4,911,121
Passaic County Improvement Authority Charter School RB for Paterson Arts & Science Charter School Project Series 2023 (NR/BBB-)
900,000	5.375		07/01/2053	840,405
Salem County Pollution Control Financing Authority Pollution Control RB for Philadelphia Electric Company Project 1993 Series A (Baa2/BBB)
2,055,000	4.450		03/01/2025	2,041,355
South Jersey Port Corp. RB Refunding for Marine Terminal Series 2012 R (A3/BBB)
730,000	4.000		01/01/2024	728,216
South Jersey Port Corp. Subordinated Marine Terminal RB Series 2017 B (A3/NR)
1,020,000	5.000		01/01/2037	1,031,706
South Jersey Transport Corp. Subordinated Marine Terminal RB Series 2017B (A3/NR)
1,585,000	5.000		01/01/2048	1,552,367
South Jersey Transportation Authority RB Refunding Series 2019 A (AGM) (A1/AA)
1,000,000	5.000		11/01/2032	1,054,503
725,000	5.000		11/01/2033	764,293
Tobacco Settlement Financing Corp. RB Series 2018 B (NR/BBB-)
3,890,000	5.000		06/01/2046	3,615,708
Union County Improvement Authority RB Aries Linden LLC Project Series 2019 (NR/NR)
6,455,000	6.750	(e)	12/01/2041	4,048,842

				340,361,019

New Mexico - 0.4%
City of Farmington Pollution Control Refunding RB 2005 Series A (A2/A-)
6,000,000	1.800		04/01/2029	4,932,049

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

New Mexico – (continued)
City of Farmington, New Mexico Pollution Control Revenue Refunding Bonds Public Service Company of New Mexico San Juan Project 2010 Series D (Baa2/BBB)
$6,835,000	3.900	%(a)(b)	06/01/2040	$6,629,631
Presbyterian Healthcare Services Hospital Equipment Loan Council RB Series 2008B (Aa3/AA/A-1)
13,245,000	4.600	(a)(b)	08/01/2034	13,245,000
Village of Los Ranchos de Albuquerque RB Refunding for Albuquerque Academy Series 2020 (NR/A-)
175,000	4.000		09/01/2025	173,839
200,000	5.000		09/01/2029	209,537
450,000	5.000		09/01/2030	474,511
300,000	5.000		09/01/2031	316,142
350,000	5.000		09/01/2032	368,817
Winrock Town Center Tax Increment Development District 1 Senior Lien Gross Recepits Tax Increment Bonds Series 2022 (NR/NR)
637,000	3.750	(e)	05/01/2028	590,939
1,035,000	4.000	(e)	05/01/2033	883,015

				27,823,480

New York - 7.0%
Brooklyn Arena Local Development Corp. Pilot Revenue Refunding Bonds for Barclays Center Series 2016A (Ba1/NR)
1,400,000	5.000		07/15/2042	1,326,391
Build NYC Resource Corp. RB for Academic Leadership Charter School Project Series 2021 (NR/BBB-)
110,000	4.000		06/15/2025	107,846
Build NYC Resource Corp. RB for Academic Leadership Charter School Series 2021 (NR/BBB-)
200,000	4.000		06/15/2027	192,614
200,000	4.000		06/15/2028	191,376
Build NYC Resource Corp. RB for Global Community Charter School Project Series 2022A (NR/BB+)
625,000	5.000		06/15/2042	584,573
Build NYC Resource Corp. RB for Grand Concourse Academy Charter School Project Series 2022A (NR/BBB-)
585,000	5.000		07/01/2042	552,079
Build NYC Resource Corp. RB for Hellenic Classical Charter Schools Series 2021 A (NR/NR)
1,425,000	5.000	(e)	12/01/2041	1,226,152
Build NYC Resource Corp. RB for Kipp NYC Public School Facilities Canal West Project Series 2022 (NR/BBB-)
2,350,000	5.000		07/01/2042	2,263,033
Build NYC Resource Corp. RB for NEW World Preparatory Charter School Series 2021 A (NR/NR)
300,000	4.000	(e)	06/15/2031	273,983
425,000	4.000	(e)	06/15/2041	328,782
Build NYC Resource Corp. RB for Shefa School Series 2021 B (NR/NR)
2,465,000	4.000	(e)	06/15/2027	2,267,919
Build NYC Resource Corp. RB for Unity Preparatory Charter School of Brooklyn Project Series 2023A (NR/BB)
350,000	5.000	(e)	06/15/2033	347,321
425,000	5.250	(e)	06/15/2043	399,150
Build NYC Resource Corp. Tax Exempt RB Series 2022A (NR/NR)
260,000	6.500	(e)	07/01/2032	257,835
2,500,000	6.500	(e)	07/01/2042	2,382,761

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

New York – (continued)
Build NYC Resource Corp. Tax Exempt RB Series 2022A (NR/NR) – (continued)
$850,000	6.500	%(e)	07/01/2052	$792,126
Build NYC Resource Corp. Taxable RB Taxable Series 2022A (NR/NR)
900,000	9.750	(e)	07/01/2032	850,833
Build NYC Resource Corporation RB Classical Charter Schools Project Series 2023A (NR/BBB-)
750,000	4.750		06/15/2053	644,057
Chautauqua County Capital Resource Corp. Exempt Facilities Revenue Refunding Bonds for NRG Energy Project Series 2020 (Baa3/BBB-)
7,920,000	4.250	(a)(b)	04/01/2042	7,636,382
City of New Rochelle RB for Iona College Project Series 2015 A (Baa2/BBB)
325,000	5.000		07/01/2025	327,558
335,000	5.000		07/01/2026	338,032
425,000	5.000		07/01/2027	429,414
City of New York GO Bonds Fiscal 2018 Series F (Aa2/AA)
9,725,000	5.000		04/01/2045	9,886,649
City of New York GO Bonds Fiscal 2022 Series D Tax Exempt Bonds Subseries D-1 (Aa2/AA)
2,500,000	5.500		05/01/2046	2,652,673
3,900,000	4.500		05/01/2049	3,702,002
City of New York GO Tax Exempt Bonds 2020 Series D (Aa2/AA)
4,750,000	4.000		03/01/2050	4,079,194
Dormitory Authority of The State of New York State Personal Income Tax RB General Purpose, Series 2015E (Aa1/AA+)
14,675,000	3.250		03/15/2035	13,168,426
Dutchess County Local Development Corp. RB Refunding for Bard College Project Series 2020 A (NR/BBB-)
1,000,000	5.000		07/01/2040	985,389
Empire State Urban Development Corp. State Personal Income Tax RB Series 2020E (NR/AA+)
13,000,000	4.000		03/15/2039	12,138,368
Erie Tobacco Asset Securitization Corp. RB Asset-Backed Bonds Series 2006 A (NR/NR)
29,200,000	0.000	(e)(f)	06/01/2060	1,507,336
Essex County IDA Environmental Improvement Revenue Refunding Bonds Series 2019A (Baa2/BBB)
500,000	2.100	(a)(b)	03/01/2027	488,929
Freddie Mac Multifamily ML Certificates RB Pass Through Series 2017 A (Aaa/NR) (SOFR + 0.50%)
6,786,082	5.929	(d)	01/25/2033	6,786,340
Genesee County Funding Corp. Tax Exempt RB for Rochester Regional Health Project Series 2022A (NR/BBB+)
200,000	5.000		12/01/2025	201,311
Metropolitan Tranportation Authority Transportation Revenue Green Bonds Subseries 2021A-1 (A3/BBB+)
5,000,000	4.000		11/15/2047	4,167,191
Metropolitan Transportation Authority RB Green Bond Series 2015 A-2 (A3/NR)
2,500,000	5.000	(a)(b)	11/15/2045	2,571,236
Metropolitan Transportation Authority RB Green Bond Series 2016 A-1 (A3/BBB+)
625,000	5.000		11/15/2027	634,448

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

New York – (continued)
Metropolitan Transportation Authority RB Green Bond Series 2020 C-1 (A3/BBB+)
$9,325,000	4.750%		11/15/2045	$8,672,561
4,445,000	5.000		11/15/2050	4,322,574
1,800,000	5.250		11/15/2055	1,811,026
Metropolitan Transportation Authority RB Refunding for Climate Bond Certified Series 2020 E (A3/BBB+)
3,450,000	5.000		11/15/2029	3,573,906
1,675,000	5.000		11/15/2030	1,739,160
Metropolitan Transportation Authority RB Refunding Green Bond Series 2017 A-2 (A3/BBB+)
1,340,000	5.000		11/15/2027	1,378,027
Metropolitan Transportation Authority RB Refunding Green Bond Series 2017 C-1 (A3/BBB+)
2,465,000	4.000		11/15/2032	2,393,020
Metropolitan Transportation Authority RB Refunding Series 2016 B (A3/BBB+)
520,000	5.000		11/15/2027	530,359
Metropolitan Transportation Authority RB Refunding Series 2016 D (A3/BBB+)
735,000	5.000		11/15/2029	747,926
755,000	5.250		11/15/2031	771,952
Metropolitan Transportation Authority RB Series 2016 C-1 (A3/BBB+)
580,000	5.000		11/15/2028	591,046
Metropolitan Transportation Authority Transportation RB Series 2015A-1 (A3/BBB+)
475,000	5.000		11/15/2025	479,756
Metropolitan Transportation Authority Transportation RB Series 2015B (A3/BBB+)
2,340,000	5.250		11/15/2055	2,308,914
Metropolitan Transportation Authority Transportation Revenue Green Bonds Series 2019A (AGM) (A1/AA)
11,050,000	5.000		11/15/2044	11,156,499
Metropolitan Transportation Authority Transportation Revenue Green Bonds Series 2019C (AGM) (A1/AA)
4,980,000	4.000		11/15/2047	4,370,712
Metropolitan Transportation Authority Transportation Revenue Green Bonds Series 2020D (A3/BBB+)
3,000,000	4.000		11/15/2047	2,500,315
Metropolitan Transportation Authority Transportation Revenue Refunding Bonds Series 2020E (A3/BBB+)
3,750,000	5.000		11/15/2027	3,859,304
Metropolitan Transportation Authority Transportation Revenue Refunding Green Bonds Series 2017B (A3/BBB+)
1,655,000	5.000		11/15/2025	1,681,249
Metropolitan Transportation Authority Transportation Revenue Refunding Green Bonds Series 2017C-1 (A3/BBB+)
2,765,000	5.000		11/15/2027	2,844,943
Metropolitan Transportation Authority Transportation Revenue Variable Rate Bonds Subseries 2015E-1 (Aa2/AA-/A-1)
10,630,000	4.800	(a)(b)	11/15/2050	10,630,000
MTA Hudson Rail Yards Trust Obligations Series 2016A (A3/NR)
2,000,000	5.000		11/15/2056	1,953,535
Nassau County Tobacco Settlement Corp. RB for Asset Backed Bonds Series 2006 D (NR/NR)
82,790,000	0.000	(f)	06/01/2060	4,059,343

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

New York – (continued)
New York City Housing Development Corp Multi-Family RB 2018 Series L-1 & 2018 Series L-2 (Aa2/AA+)
$3,500,000	2.750	%(a)(b)	05/01/2050	$3,483,749
New York City Industrial Development Agency RB for Churchill School & Center for Learning Disabilities, Inc. Series 1999 (AGC) (NR/AA)
1,145,000	2.250		10/01/2029	1,019,655
New York City Industrial Development Agency RB Refunding for Queens Ballpark Co. LLC Series 2021 A (AGM) (A1/AA)
4,015,000	3.000		01/01/2039	3,120,820
New York City Industrial Development Agency RB Refunding for Yankee Stadium LLC Series 2020 A (AGM) (A1/AA)
2,365,000	3.000		03/01/2036	1,939,440
2,555,000	3.000		03/01/2040	1,918,478
1,925,000	4.000		03/01/2045	1,689,385
New York City Industrial Development Agency RB Refunding for Yankee Stadium LLC Series 2020 A (Baa1/NR)
2,175,000	4.000		03/01/2045	1,838,332
New York City Transitional Finance Authority Building Aid RB Fiscal 2016 Series S-1 (ST AID WITHHLDG) (Aa2/AA)
5,000,000	5.000		07/15/2032	5,127,692
New York City Transitional Finance Authority Future Tax Secured Subordinate Bonds Fiscal 2017 Series F (Aa1/AAA)
20,170,000	5.000		05/01/2042	20,331,029
New York City Transitional Finance Authority Future Tax Secured Tax Exempt Subordinate Bonds Fiscal 2023 Series A-2 (Aa1/ AAA/A-1)
14,045,000	4.750	(a)(b)	08/01/2052	14,045,000
New York City Transitional Finance Authority Future Tax Secured Tax Exempt Subordinate Bonds Fiscal 2024 Series A-1 (Aa1/AAA)
830,000	4.000		05/01/2045	730,807
New York Convention Center Development Corp. Revenue Refunding Bonds Series 2015 (A2/NR)
3,755,000	5.000		11/15/2030	3,795,548
New York Counties Tobacco Trust IV RB Series 2005 F (NR/NR)
143,440,000	0.000	(f)	06/01/2060	7,917,056
New York Housing Development Corp. Multi-Family Mortgage RB for 8 Spruce Street Series 2014 Class E (NR/BBB-)
4,840,000	3.500		02/15/2048	4,755,492
New York Liberty Development Corp. RB for World Trade Center Project Series 2014 (NR/NR)
2,300,000	5.150	(e)	11/15/2034	2,237,290
6,500,000	5.375	(e)	11/15/2040	6,249,970
New York Liberty Development Corp. RB for World Trade Center Project Series 2014 Class 3 (NR/NR)
2,175,000	7.250	(e)	11/15/2044	2,185,582
New York Liberty Development Corp. RB Refunding for 3 World Trade Center LLC Series 2014 (NR/NR)
18,210,000	5.000	(e)	11/15/2044	16,823,201
New York Liberty Development Corp. Second Priority RB Refunding for Bank of America Tower at One Bryant Park LLC Series 2019 C-2 (A1/NR)
855,000	2.625		09/15/2069	736,933
New York Liberty Development Corp. Second Priority RB Refunding for Bank of America Tower at One Bryant Park LLC Series 2019 C-3 (Baa1/NR)
1,070,000	2.800		09/15/2069	921,290

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

New York – (continued)
New York Port Authority Consolidated Bonds 273rd Series (Aa3/AA-)
$7,835,000	4.000%		07/15/2051	$6,493,754
New York State Dormitory Authority General Purpose Personal Income Tax RB Series 2016 A (Aa1/AA+)
1,435,000	5.000	(h)	08/15/2026	1,489,119
New York State Dormitory Authority General Purpose Personal Income Tax RB Series 2016 D (Aa1/AA+)
6,235,000	5.000	(h)	08/15/2026	6,470,146
New York State Dormitory Authority Personal Income Tax General Purpose RB Series 2020A (Aa1/NR)
25,000,000	4.000		03/15/2043	22,707,570
New York State Dormitory Authority Personal Income Tax RB Series 2021E (NR/AA+)
9,000,000	4.000		03/15/2038	8,510,770
New York State Dormitory Authority RB Refunding for Bidding Group 1 Series 2018 C (Aa1/AA+)
5,275,000	5.000		03/15/2026	5,453,211
New York State Dormitory Authority RB Refunding for Brooklyn Law School Series 2019 A (Baa1/NR)
1,400,000	5.000		07/01/2033	1,409,412
New York State Dormitory Authority RB Refunding for Brooklyn Law School Series 2019 B (Baa1/NR)
100,000	3.560		07/01/2026	94,345
100,000	3.670		07/01/2027	93,077
40,000	3.760		07/01/2028	36,619
200,000	3.820		07/01/2029	179,494
New York State Dormitory Authority RB Refunding for Brooklyn St. Joseph’s College Series 2020 A (NR/NR)
1,130,000	5.000		07/01/2028	1,150,047
1,185,000	5.000		07/01/2029	1,208,515
745,000	5.000		07/01/2030	760,058
100,000	4.000		07/01/2031	95,190
New York State Dormitory Authority RB Refunding for Catholic Health System Obligated Group Series 2019 A (Caa2/B-)
540,000	5.000		07/01/2032	465,412
465,000	5.000		07/01/2034	390,546
1,005,000	5.000		07/01/2035	833,711
440,000	5.000		07/01/2036	360,727
545,000	4.000		07/01/2040	385,186
590,000	5.000		07/01/2041	461,538
2,315,000	4.000		07/01/2045	1,578,276
New York State Dormitory Authority RB Refunding for Montefiore Obligated Group Series 2020 A (Baa3/BBB-)
530,000	4.000		09/01/2036	479,633
500,000	4.000		09/01/2037	443,574
575,000	4.000		09/01/2038	502,240
615,000	4.000		09/01/2039	530,402
750,000	4.000		09/01/2040	638,784
New York State Dormitory Authority RB Refunding for St. John’s University Series 2021 A (A3/A-)
2,750,000	4.000		07/01/2048	2,270,154
New York State Dormitory Authority RB Refunding for State of New York Personal Income Tax Series 2020 A (Aa1/NR)
4,450,000	3.000		03/15/2038	3,542,232
New York State Dormitory Authority RB Refunding Series 2018 C (NR/NR)
5,000	5.000		03/15/2024	5,025

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

New York – (continued)
New York State Dormitory Authority RB Series 2020 B (Aa2/NR)
$1,100,000	3.000%		04/01/2042	$812,166
1,550,000	3.000		04/01/2048	1,061,049
New York State Energy Research & Development Authority RB Refunding for Central Hudson Gas & Electric Corp. Projects Series 1999 B (AMT) (AMBAC) (Baa1/BBB+)
5,350,000	7.543	(a)(b)	07/01/2034	5,350,000
New York State Environmental Facilities Corp Solid Waste Disposal RB Series 2014 (B1/B+)
1,440,000	2.875	(a)(b)(e)	12/01/2044	1,256,199
New York State Environmental Facilities Corp. RB for Casella Waste Systems, Inc. Series 2020 R-1 (B1/B+)
750,000	2.750	(a)(b)	09/01/2050	718,490
New York State Housing Finance Agency 2021 Series J-2 (SONYMA HUD SECT 8) (Aa2/NR)
3,050,000	1.100	(a)(b)	11/01/2061	2,652,680
New York State Urban Development Corp. General Purpose Personal Income Tax RB Series 2014 A (Aa1/AA+)
5,000,000	5.000		03/15/2031	5,018,494
New York State Urban Development Corp. RB for State of New York Personal Income Tax Revenue Series 2020 A (Aa1/NR)
7,000,000	3.000		03/15/2050	4,741,371
New York Transportation Development Corp. for Terminal 4 John F. Kennedy International Airport Project Special Facilities RB Series 2020C (NR/NR)
2,500,000	5.000		12/01/2036	2,566,400
New York Transportation Development Corp. for Terminal 4 John F. Kennedy International Airport Project Special Facilities RB Series 2020C (AGM-CR) (A1/AA)
1,000,000	4.000		12/01/2040	909,052
New York Transportation Development Corp. RB for Delta Air Lines, Inc. Series 2018 (Baa3/NR)
4,750,000	5.000		01/01/2027	4,795,580
2,485,000	5.000		01/01/2029	2,506,737
310,000	5.000		01/01/2031	312,369
10,325,000	5.000		01/01/2033	10,401,097
3,800,000	5.000		01/01/2034	3,825,894
9,625,000	4.000		01/01/2036	8,856,917
New York Transportation Development Corp. RB for Delta Air Lines, Inc. Series 2020 (Baa3/NR)
2,580,000	4.000		10/01/2030	2,486,806
4,815,000	5.000		10/01/2035	4,831,469
6,950,000	5.000		10/01/2040	6,658,221
8,775,000	4.375		10/01/2045	7,625,295
New York Transportation Development Corp. RB for Empire State Thruway Partners LLC Series 2021 (NR/NR)
1,225,000	2.500		10/31/2031	983,038
600,000	4.000		10/31/2034	564,859
4,780,000	4.000		10/31/2041	4,091,474
New York Transportation Development Corp. RB for Laguardia Gateway Partners LLC Series 2016 A (AMT) (AGM-CR) (A1/AA)
1,500,000	4.000		07/01/2046	1,258,145
New York Transportation Development Corp. RB Refunding for JFK International Air Terminal LLC Series 2020 A (Baa1/NR)
500,000	5.000		12/01/2028	512,854
500,000	5.000		12/01/2029	512,632
2,200,000	5.000		12/01/2036	2,219,290

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)

New York – (continued)
New York Transportation Development Corp. RB Refunding for JFK International Air Terminal LLC Series 2020 C (Baa1/NR)
$1,400,000	5.000%	12/01/2032	$1,464,941
New York Transportation Development Corp. Special Facilities Bonds for Laguardia Airport Terminal B Redevelopment Project Series 2016A (Baa2/NR)
690,000	5.000	07/01/2034	683,318
15,675,000	5.000	07/01/2041	15,255,756
2,900,000	5.000	07/01/2046	2,756,638
New York Transportation Development Corp. Special Facilities Bonds Series 2016A (Baa2/NR)
8,425,000	5.250	01/01/2050	8,257,579
New York Transportation Development Corp. Special Facilities RB for Terminal 4 JFK International Airport Project Series 2022 (Baa1/NR)
500,000	5.000	12/01/2027	510,862
New York Transportation Development Corp. Special Facility RB Refunding for American Airlines, Inc. John F. Kennedy International Airport Project Series 2016 (NR/B+)
2,250,000	5.000	08/01/2031	2,198,599
New York Transportation Development Corp. Special Facility RB Refunding for American Airlines, Inc. John F. Kennedy International Airport Project Series 2020 (NR/B+)
6,570,000	5.250	08/01/2031	6,639,435
5,675,000	5.375	08/01/2036	5,544,587
New York Transportation Development Corp. Special Facility RB Series 2021 (NR/NR)
4,060,000	3.000	08/01/2031	3,505,895
New York Transportation Development Corp. Special Facility Revenue Refunding Bonds for American Airlines John F. Kennedy International Airport Project Series 2016 (NR/B+)
3,475,000	5.000	08/01/2026	3,452,132
Oneida County Local Development Corp. RB Refunding for Mohawk Valley Health System Obligated Group Project Series 2019 A (AGM) (NR/AA)
420,000	4.000	12/01/2032	400,837
960,000	4.000	12/01/2034	908,005
775,000	4.000	12/01/2035	726,225
1,135,000	4.000	12/01/2036	1,048,407
1,260,000	3.000	12/01/2039	946,903
840,000	3.000	12/01/2040	619,141
1,680,000	4.000	12/01/2049	1,358,538
Oneida County Local Development Corp. RB Refunding for Utica College Project Series 2019 (NR/NR)
345,000	4.000	07/01/2039	290,959
4,225,000	3.000	07/01/2044	2,723,137
Orange County Funding Corp. Tax Exempt Revenue Refunding Bonds for Mount Saint Mary College Project Series 2022A (NR/NR)
4,720,000	4.000	07/01/2035	4,070,220
Port Authority of New York & New Jersey Consolidated RB Series 214 (Aa3/AA-)
2,130,000	5.000	09/01/2034	2,201,116
Port Authority of New York & New Jersey Consolidated RB Series 221 (Aa3/AA-)
2,000,000	4.000	07/15/2045	1,708,857
1,500,000	4.000	07/15/2050	1,255,474

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

New York – (continued)
Port Authority of New York and New Jersey Consolidated Bonds 242nd Series (Aa3/AA-)
$1,500,000	5.000%		12/01/2026	$1,530,058
Port Authority of New York Consolidated Bonds 227th Series (Aa3/AA-)
8,975,000	3.000		10/01/2027	8,348,313
Port Authority of New York Consolidated Bonds 234th Series (Aa3/AA-)
3,370,000	5.250		08/01/2047	3,448,225
Port Authorty of New York Consolidated Bonds 227th Series (Aa3/AA-)
1,555,000	3.000		10/01/2028	1,427,587
State of New York Dormitory Authority Northwell Health Obligated Group RB Series 2022A (A3/A-)
6,200,000	4.250		05/01/2052	5,343,012
5,225,000	5.000		05/01/2052	5,207,338
State of New York Dormitory Authority Personal Income Tax RB Series 2018A (Aa1/NR)
10,200,000	4.000		03/15/2048	8,990,785
State of New York Dormitory Authority Personal Income Tax RB
Series 2019D (Aa1/NR)
10,000,000	4.000		02/15/2047	8,873,396
State of New York Dormitory Authority Personal Income Tax RB
Series 2021A (NR/AA+)
10,215,000	4.000		03/15/2038	9,659,724
8,175,000	4.000		03/15/2040	7,596,717
State of New York Dormitory Authority Personal Income Tax RB Series 2021E (NR/AA+)
6,800,000	4.000		03/15/2046	6,056,089
8,700,000	4.000		03/15/2047	7,710,957
State of New York Dormitory Authority RB for St. Joseph’s College Series 2020A (NR/NR)
1,025,000	5.000		07/01/2026	1,033,257
Suffolk Tobacco Asset Securitization Corp. RB Series 2021 B-1 (NR/BBB-)
3,750,000	4.000		06/01/2050	3,406,173
Westchester County Local Development Corporation RB for Westchester Medical Center Obligated Group Project Series 2016 (Baa3/BBB-)
1,000,000	5.000		11/01/2024	998,597
Yonkers Economic Development Corp. RB for Charter School of Educational Excellence Project Series 2019 A (NR/NR)
200,000	4.000		10/15/2029	185,352
Yonkers Economic Development Corp. RB Refunding for Charter School of Educational Excellence Series 2020 A (NR/BB)
300,000	4.000		10/15/2030	275,355

				565,118,426

North Carolina – 0.8%
Charlotte Douglas International Airport RB Series 2023A (NON-AMT) Series 2023B (AMT) (Aa3/NR)
6,525,000	5.000		07/01/2048	6,721,039
Columbus County Industrial Facilities & Pollution Control Financing Authority Revenue Refunding Bonds Series 2019A (Baa2/BBB)
375,000	2.000	(a)(b)	11/01/2033	366,335

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

North Carolina – (continued)
Columbus County Industrial Facilities & Pollution Control Financing Authority Revenue Refunding Bonds Series 2019B (Baa2/BBB)
$400,000	2.000	%(a)(b)	11/01/2033	$390,758
Columbus County Industrial Facilities and Pollution Control Financing Authority RB Refunding for International Paper Co. Series 2019 C (Baa2/BBB)
1,750,000	2.100	(a)(b)	03/01/2027	1,711,250
County of Mecklenburg GO Bonds for Public Improvement Series 2018 (Aaa/AAA)
5,250,000	5.000		03/01/2029	5,562,909
Greater Asheville Regional Airport Authority Airport System RB Series 2022A (AMT) (AGM) (A1/AA)
1,000,000	5.000		07/01/2028	1,028,475
5,290,000	5.500		07/01/2047	5,459,322
Greater Asheville Regional Airport Authority Airport System RB Series 2023 (AGM) (A1/AA)
8,350,000	5.250		07/01/2053	8,395,806
North Carolina Department of Transportation Tax Exempt Private Activity Bonds Series 2015 (NR/NR)
2,735,000	5.000		12/31/2037	2,638,695
North Carolina Medical Care Commission Health Care Facilities First Mortgage Revenue Refunding Bonds Pennybyrn At Maryfield Series 2015 (NR/NR)
3,875,000	5.000		10/01/2035	3,603,382
North Carolina Medical Care Commission RB for Forest at Duke, Inc. Obligated Group Series 2021 (NR/NR)
680,000	4.000		09/01/2041	546,029
325,000	4.000		09/01/2046	246,938
North Carolina Medical Care Commission RB for Lutheran Services for the Aging, Inc. Obligated Group Series 2021 A (NR/NR)
190,000	4.000		03/01/2024	188,824
235,000	4.000		03/01/2025	230,049
220,000	5.000		03/01/2026	216,953
270,000	5.000		03/01/2027	264,446
255,000	5.000		03/01/2028	247,918
250,000	4.000		03/01/2029	229,671
260,000	4.000		03/01/2030	234,968
270,000	4.000		03/01/2031	241,047
725,000	4.000		03/01/2036	589,926
North Carolina Medical Care Commission RB for Maryfield, Inc. Obligated Group Series 2020 A (NR/NR)
855,000	5.000		10/01/2040	748,141
North Carolina Medical Care Commission RB for Rex Hospital, Inc. Obligated Group Series 2020 A (A2/AA-)
5,995,000	3.000		07/01/2045	4,175,079
North Carolina Medical Care Commission RB Refunding for EveryAge Obligated Group Series 2021 A (NR/NR)
910,000	4.000		09/01/2041	721,196
North Carolina Medical Care Commission RB Refunding for The Presbyterian Home at Charlotte, Inc. Series 2019 A (NR/NR)
590,000	3.000		07/01/2026	552,439
1,785,000	3.000		07/01/2027	1,631,208
1,040,000	4.000		07/01/2030	942,612
1,080,000	5.000		07/01/2031	1,033,751
1,110,000	5.000		07/01/2032	1,054,043
1,375,000	5.000		07/01/2033	1,295,819

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

North Carolina – (continued)
North Carolina Turnpike Authority RB Senior Lien for Triangle Expressway Series 2019 (AGM) (NR/AA)
$3,000,000	3.000%		01/01/2042	$2,190,953
3,500,000	5.000		01/01/2049	3,509,364
North Carolina Turnpike Authority Triangle Expressway System Senior Lien Turnpike RB Series 2019 (NR/BBB)
9,500,000	5.000		01/01/2049	9,555,832

				66,525,177

North Dakota – 0.2%
City of Grand Forks Health Care System RB for Altru Health System Series 2021 (AGM) (A1/AA)
1,875,000	3.000		12/01/2051	1,190,984
City of Grand Forks Health Care System RB for Altru Health System Series 2021 (Baa3/NR)
4,125,000	4.000		12/01/2035	3,577,004
City of Horace GO Refunding Bonds Series 2021 (Baa3/NR)
1,100,000	3.000		05/01/2041	750,196
2,750,000	3.000		05/01/2046	1,728,485
City of Horace Temporary Refunding Improvement Bonds Series 2022A (Baa3/NR)
5,525,000	3.250		08/01/2024	5,422,386
City of Horace, North Dakota Temporary Refunding Improvement Bonds, Series 2023B (Baa3/NR)
5,300,000	5.125		07/01/2025	5,316,224

				17,985,279

Ohio – 2.1%
American Municipal Power RB for Prairie State Energy Campus Project Refunding Series 2019B (A1/A)
1,255,000	5.000		02/15/2025	1,268,813
Buckeye Tobacco Settlement Financing Authority RB Refunding for Senior Asset-Backed Bonds Series 2020 A-2 Class 1 (NR/A-)
440,000	5.000		06/01/2034	463,104
310,000	4.000		06/01/2037	297,205
2,655,000	4.000		06/01/2038	2,506,249
Buckeye Tobacco Settlement Financing Authority RB Refunding for Senior Asset-Backed Bonds Series 2020 A-2 Class 1 (NR/BBB+)
5,070,000	3.000		06/01/2048	3,529,590
Buckeye Tobacco Settlement Financing Authority RB Refunding for Senior Asset-Backed Bonds Series 2020 A-2 Class 1 (NR/NR)
24,225,000	5.000		06/01/2055	20,867,643
Buckeye Tobacco Settlement Financing Authority RB Refunding for Senior Asset-Backed Bonds Series 2020 B-3 Class 2 (NR/NR)
35,885,000	0.000	(f)	06/01/2057	3,494,991
Buckeye Tobacco Settlement Financing Authority Tobacco Settlement Asset Backed Refunding Bonds Series 2020 (NR/BBB+)
6,710,000	4.000		06/01/2048	5,667,792
Centerville Ohio Health Care RB Refunding and Improvement for Graceworks Lutheran Services Series 2017 (NR/NR)
420,000	5.000		11/01/2023	419,843
County of Darke RB for Wayne Hospital Company Obligated Group Wayne Health Care Project Series 2019 A (NR/NR)
400,000	4.000		09/01/2040	315,626

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Ohio – (continued)
County of Darke RB for Wayne Hospital Company Obligated Group Wayne Health Care Project Series 2019 A (NR/NR) – (continued)
$625,000	4.000%		09/01/2045	$458,004
850,000	5.000		09/01/2049	700,523
County of Franklin Healthcare Facilities RB for Ohio Living Communities Series 2023 (NR/NR)
3,210,000	5.000		07/01/2035	3,120,871
3,915,000	5.000		07/01/2036	3,747,384
County Of Franklin Healthcare Facilities Refunding RB Series 2022 (NR/NR)
4,225,000	4.000		07/01/2040	3,337,971
County of Franklin RB Refunding for Wesley Communities Obligated Group Series 2020 (NR/NR)
2,480,000	5.250		11/15/2040	2,192,843
County of Franklin RB Series OH 2019A (Aa3/AA-)
5,500,000	4.000		12/01/2044	4,852,603
County of Lucas Hospital RB for Promedica Healthcare Obligated Group Series 2018A (Ba2/BB)
10,225,000	5.250		11/15/2048	8,068,828
Cuyahoga County Ohio Hospital RB for Metrohealth System Series 2017 (Baa2/BBB)
6,150,000	5.250		02/15/2047	5,869,687
2,825,000	5.000		02/15/2052	2,516,819
760,000	5.000		02/15/2057	666,998
Cuyahoga County Ohio Hospital RB Refunding for Metrohealth System Series 2009 B (Baa2/BBB)
10,000,000	8.223		02/15/2040	10,675,971
Cuyahoga County Ohio Hospital RB Refunding for Metrohealth System Series 2017 (Baa2/BBB)
1,000,000	5.000		02/15/2025	1,004,798
2,865,000	5.500		02/15/2057	2,672,269
Cuyahoga Metropolitan Housing Authority RB for Social Bonds Series 2021 (HUD SECT 8) (NR/A+)
3,550,000	2.000		12/01/2031	2,984,247
Evans Farm New Community Authority Special Assessment Bonds Series 2020 (NR/NR)
2,000,000	3.750		12/01/2038	1,529,715
Franklin County Convention Facilities Authority RB for Greater Columbus Convention Center Project Series 2019 (NR/BBB-)
250,000	5.000		12/01/2025	247,195
325,000	5.000		12/01/2026	320,475
325,000	5.000		12/01/2027	320,057
425,000	5.000		12/01/2028	417,477
400,000	5.000		12/01/2029	390,771
680,000	5.000		12/01/2030	661,325
800,000	5.000		12/01/2031	774,460
660,000	5.000		12/01/2032	635,477
1,170,000	5.000		12/01/2033	1,119,650
1,375,000	5.000		12/01/2035	1,285,216
650,000	5.000		12/01/2037	588,554
1,630,000	5.000		12/01/2038	1,461,207
2,000,000	5.000		12/01/2051	1,680,852
Lakewood City School District GO Refunding Bonds Series 2014 C (Aa2/AA)
3,215,000	5.000		12/01/2027	3,255,920
Lancaster Port Authority Gas Supply Revenue Refunding Bonds Series 2019 (Aa1/NR)
1,860,000	5.000	(a)(b)	08/01/2049	1,866,072

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Ohio – (continued)
Northeast Ohio Medical University RB Refunding Series 2021 A (Baa1/NR)
$250,000	4.000%		12/01/2035	$228,845
Ohio Air Quality Development Authority Air Quality Development Refunding Bonds for Duke Energy Corp. Project Series 2022B (Baa2/BBB)
3,500,000	4.250	(a)(b)	11/01/2039	3,421,953
Ohio Air Quality Development Authority Collateralized Air Quality Revenue Refunding Bonds for Dayton Power and Light Company Project 2015 Series A (Baa1/BBB)
14,000,000	4.250	(a)(b)	11/01/2040	13,601,151
Ohio Air Quality Development Authority Exempt Facilities RB for Pratt Paper LLC Project Series 2017 (NR/NR)
700,000	4.500	(e)	01/15/2048	626,592
Ohio Air Quality Development Authority RB for Ohio Valley Electric Corp. Series 2009 A (Baa3/NR)
925,000	2.875		02/01/2026	865,371
Ohio Air Quality Development Authority RB for Ohio Valley Electric Corp. Series 2009 D (Baa3/NR)
2,305,000	2.875		02/01/2026	2,156,410
Ohio Air Quality Development Authority RB Refunding for Ohio Valley Electric Corp. Series 2019 A (Baa3/NR)
3,130,000	3.250		09/01/2029	2,877,750
Ohio Air Quality Development Authority Revenue Refunding Bonds Series 2014A (Baa2/BBB+)
2,500,000	2.400	(a)(b)	12/01/2038	2,086,703
Ohio Air Quality Development Authority Revenue Refunding Bonds Series 2014B (Baa2/BBB+)
3,500,000	2.600	(a)(b)	06/01/2041	2,937,460
Ohio Air Quality Development Authority Revenue Refunding Bonds Series 2014C (NR/BBB+)
8,000,000	2.100	(a)(b)	12/01/2027	7,726,253
Ohio Higher Educational Facility Commission RB for University Circle, Inc. Series 2020 (A3/NR)
1,250,000	5.000		01/15/2035	1,235,060
Ohio Higher Educational Facility Commission RB Refunding for Judson Obligated Group Series 2020 A (NR/NR)
1,260,000	5.000		12/01/2042	1,117,548
1,250,000	5.000		12/01/2045	1,082,644
Ohio Higher Educational Facility Commission RB Refunding for Xavier University Series 2020 (A3/NR)
695,000	4.000		05/01/2037	638,690
Ohio State Higher Education Facility Commission RB Series 2020 (A3/NR)
900,000	5.000		01/15/2040	869,767
Ohio State Hospital RB Refunding for Aultman Health Foundation Obligated Group Series 2018 (NR/NR)
925,000	5.000	(e)	12/01/2033	849,502
1,795,000	5.000	(e)	12/01/2038	1,526,014
2,725,000	5.000	(e)	12/01/2048	2,177,151
Port of Greater Cincinnati Development Authority Education RB Series 2021 (NR/NR)
1,500,000	4.375	(a)(b)	06/15/2056	1,428,488
Port of Greater Cincinnati Development Authority RB Series 2021 (NR/NR)
390,000	3.750	(e)	12/01/2031	349,388
Port of Greater Cincinnati Development Authority Special Obligation Development TIF RB, Series 2016B (NR/NR)
3,725,000	5.000		12/01/2046	3,259,219

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Ohio – (continued)
Southern Ohio Port Authority RB for PureCycle Ohio LLC Series 2020 A (NR/NR)
$4,375,000	7.000	%(e)	12/01/2042	$3,010,974
State of Ohio Higher Educational Facilities Senior Lien Hospital Bonds Series 2020 (A3/NR)
1,140,000	5.000		01/15/2037	1,115,028
State of Ohio Higher Educational Facility RB for Capital University 2022 Project (NR/BBB-)
1,500,000	5.750		09/01/2037	1,497,707
1,500,000	6.000		09/01/2042	1,494,277
State of Ohio Hospital RB, Series 2020 Premier Health Partners Obligated Group (Baa1/NR)
1,270,000	4.000		11/15/2041	1,026,443
Toledo-Lucas County Port Authority Parking System RB Series 2021 (Baa3/NR)
3,500,000	4.000		01/01/2038	2,900,595
960,000	4.000		01/01/2041	766,873
Willoughby Eastlake City School District GO UT School Improvement Bonds Series 2016 (A2/NR)
1,500,000	5.000	(h)	12/01/2025	1,538,988

				172,667,939

Oklahoma – 0.3%
City of Tulsa GO Bonds Series 2021 (Aa1/AA)
3,800,000	2.000		11/01/2029	3,256,673
Norman Regional Hospital Authority RB Norman Regional Hospital Authority Obligated Group Series 2019 (Baa2/BBB+)
925,000	4.000		09/01/2045	696,767
Oklahoma Development Finance Authority Health System RB for OU Medicine Project Series 2018 B (Ba3/BB-)
2,125,000	5.000		08/15/2029	2,015,746
5,400,000	5.500		08/15/2057	4,766,097
Oklahoma Development Finance Authority Health System RB for OU Medicine Project Series 2018 B (AGM) (A1/AA)
3,670,000	4.000		08/15/2048	3,079,998
Oklahoma Development Finance Authority Health System RB for OU Medicine Project Series 2018B (Ba3/BB-)
2,725,000	5.500		08/15/2052	2,437,512
Oklahoma Housing Finance Agency Collateralized RB Pioneer Plaza Apartments, Series 2023A HUD SECT 8 FHA 221(D) (4) (NR/NR)
775,000	4.000	(a)(b)	06/01/2028	763,205
Tulsa Municipal Airport Trust RB Refunding for American Airlines, Inc. Series 2015 (NR/B+)
5,435,000	5.000	(a)(b)	06/01/2035	5,422,655

				22,438,653

Oregon – 0.6%
City of Portland, Oregon Second Lien Sewer System Revenue and Refunding Bonds, 2023 Series A (Aa2/AA)
5,670,000	5.000		12/01/2035	6,243,096
Clackamas County Hospital Facility Authority RB Refunding for Rose Villa, Inc. Obligated Group Series 2020 A (NR/NR)
240,000	5.125		11/15/2040	218,664
120,000	5.250		11/15/2050	104,130
Forest Grove Oregon Student Housing RB Refunding for Oak Tree Foundation Project Series 2017 (NR/BBB)
1,385,000	3.500		03/01/2029	1,300,045
1,540,000	3.750		03/01/2032	1,408,088

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Oregon – (continued)
Medford Hospital Facilities Authority RB Refunding for Asante Health System Obligated Group Series 2020 A (NR/A+)
$1,875,000	5.000%		08/15/2045	$1,840,337
Oregon State Facilities Authority RB Refunding for Reed College Project Series 2017 A (Aa2/NR)
8,895,000	5.000	(h)	07/01/2027	9,326,780
Oregon State Facilities Authority RB Refunding for Samaritan Health Services, Inc. Obligated Group Series 2020 A (NR/BBB+)
525,000	5.000		10/01/2029	535,233
225,000	5.000		10/01/2035	228,720
Port of Portland International Airport RB Series 28 (NR/AA-)
2,145,000	4.000		07/01/2047	1,834,914
Port of Portland RB for International Airport Series 2019 25-B (NR/AA-)
2,665,000	5.000		07/01/2032	2,739,719
2,365,000	5.000		07/01/2033	2,430,989
1,000,000	5.000		07/01/2034	1,026,659
1,000,000	5.000		07/01/2035	1,022,661
Portland Oregon Water System RB Refunding First Lien Series 2016 A (Aa1/NR)
7,090,000	4.000		04/01/2029	7,126,878
State of Oregon GO Refunding Bonds for Higher Education Series 2021 H (Aa1/AA+)
1,175,000	1.250		08/01/2027	1,028,825
860,000	1.375		08/01/2028	734,584
875,000	1.500		08/01/2029	731,089
Warm Springs Reservation Confederated Tribe Hydroelectric RB Refunding for Pelton-Round Butte Project Series 2019 B (A3/NR)
190,000	5.000	(e)	11/01/2034	200,925
500,000	5.000	(e)	11/01/2036	522,422
Washington County School District No. 1 GO Bonds Series 2017 (SCH BD GTY) (Aa1/NR)
4,155,000	5.000		06/15/2029	4,338,427
Yamhill County Hospital Authority RB Refunding for Friendsview Manor Obligated Group Series 2021 A (NR/NR)
575,000	1.750		11/15/2026	550,794
Yamhill County Hospital Authority Revenue and Refunding Tax Exempt Bonds Series 2021A (NR/NR)
1,625,000	5.000		11/15/2051	1,178,069

				46,672,048

Pennsylvania – 3.8%
Allegheny County Higher Education Building Authority University Revenue Refunding Bonds Series 2022 (NR/BBB-)
1,000,000	5.250		09/01/2035	930,192
Allegheny County Hospital Development Authority RB Refunding for Allegheny Health Network Obligated Group Series 2018 A (NR/A)
4,000,000	5.000		04/01/2030	4,086,982
18,400,000	4.000		04/01/2044	14,940,130
Allegheny County Hospital Development Authority UPMC RB Series 2019A (A2/A)
6,230,000	4.000		07/15/2038	5,692,196
Allegheny County Industrial Development Authority RB Refunding for United States Steel Corp. Project Series 2019 (B1/BB-)
1,850,000	4.875		11/01/2024	1,846,188
2,750,000	5.125		05/01/2030	2,752,163

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Pennsylvania – (continued)
Allentown Neighborhood Improvement Zone Development Authority RB Refunding Series 2022 (Baa3/NR)
$1,560,000	2.100%		05/01/2024	$1,517,072
150,000	5.000		05/01/2024	150,214
555,000	5.000		05/01/2026	558,587
525,000	5.000		05/01/2027	529,739
700,000	5.000		05/01/2029	707,780
750,000	5.000		05/01/2030	756,843
750,000	5.000		05/01/2031	756,168
Allentown Neighborhood Improvement Zone Development Authority Tax RB for City Center Refunding Project Series 2017 (Ba3/NR)
2,025,000	5.000	(e)	05/01/2027	2,032,476
1,600,000	5.000	(e)	05/01/2032	1,607,828
Allentown Neighborhood Improvement Zone Development Authority Tax RB for City Center Refunding Project Series 2018 (Ba3/NR)
750,000	5.000	(e)	05/01/2028	753,353
Allentown Neighborhood Improvement Zone Development Authority Tax Revenue Refunding Bonds Series 2022 (Baa3/NR)
900,000	5.000		05/01/2033	907,308
1,000,000	5.000		05/01/2034	1,006,748
900,000	5.000		05/01/2035	901,191
1,000,000	5.000		05/01/2036	989,725
Allentown Neighborhood Improvement Zone Development Authority Tax Revenue Refunding Bonds Series 2022 forward Delivery (Baa3/NR)
750,000	5.000		05/01/2032	756,214
Bucks County Industrial Development Authority RB for Grand View Hospital and Sellersville PA Obligated Group Series 2021 (NR/BB)
325,000	5.000		07/01/2025	317,145
420,000	5.000		07/01/2026	411,748
425,000	5.000		07/01/2027	415,043
450,000	5.000		07/01/2028	437,788
475,000	5.000		07/01/2029	459,279
650,000	5.000		07/01/2030	625,243
Bucks County Industrial Development Authority RB Refunding for Pennswood Village Obligated Group Series 2018 A (NR/NR)
450,000	5.000		10/01/2031	448,826
410,000	5.000		10/01/2033	408,087
Chester County IDA RB for Collegium Charter School Project Series 2022 (NR/BB)
900,000	6.000	(e)	10/15/2052	866,511
Chester County IDA RB Series 2021 (Aa2/NR)
10,000,000	4.000		12/01/2046	8,694,703
City of Erie Higher Education Building Authority RB for Gannon University Series 2021 (Baa2/BBB+)
500,000	4.000		05/01/2036	433,305
595,000	4.000		05/01/2041	472,733
380,000	5.000		05/01/2047	331,860
City of Philadelphia Airport RB Refunding Series 2020 C (A2/NR)
1,250,000	5.000		07/01/2030	1,294,292
City of Wilkes-Barre Finance Authority University Revenue Refunding Bonds Series 2021 (NR/BBB-)
2,075,000	4.000		03/01/2042	1,592,362

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Pennsylvania – (continued)
Coatesville School District GO Refunding Bonds Series 2017 (AGM ST AID WITHHLDG) (A1/AA)
$1,000,000	5.000%		08/01/2025	$1,020,141
Commonwealth Financing Authority Tobacco Master Settlement Payment RB Series 2018 (AGM) (A1/AA)
24,905,000	4.000		06/01/2039	22,576,365
Commonwealth of Pennsylvania COPS Series 2018 A (A2/A)
1,250,000	4.000		07/01/2046	1,046,328
Commonwealth of Pennsylvania GO Bonds 1st Series 2015 (Aa3/A+)
6,500,000	5.000		03/15/2033	6,623,024
Commonwealth of Pennsylvania GO Bonds Series 2015 (Aa3/A+)
3,925,000	5.000		08/15/2025	4,010,900
Dauphin County General Authority RB for The Harrisburg University of Science & Technology Series 2020 (NR/BB)
2,000,000	5.875	(e)	10/15/2040	1,688,545
6,375,000	6.250	(e)	10/15/2053	5,204,048
Dauphin County General Authority University RB for Harrisburg University of Science & Technology Project Series 2017 (NR/BB)
950,000	5.000	(e)	10/15/2034	808,205
Delaware County Authority RB for Villanova University Series 2015 (Aa3/AA-)
1,120,000	5.000		08/01/2040	1,129,119
3,825,000	5.000		08/01/2045	3,840,158
Doylestown Hospital Authority Taxable RB for Doylestown Health Series 2019 B (B3/CCC)
500,000	3.950		07/01/2024	484,811
Doylestown Hospital Authority Taxable RB for Doylestown Health Series 2019 B (NR/NR)
455,000	3.950		07/01/2024	448,036
Franklin County Industrial Development Authority RB Refunding for Menno-Haven, Inc. Obligated Group Series 2018 (NR/NR)
750,000	5.000		12/01/2038	628,441
Geisinger Authority Health System RB for Geisinger Health System Series 2007 (A2/AA-) (3M USD LIBOR + 0.77%)
15,800,000	4.544	(d)	05/01/2037	13,268,093
General Authority of Southcentral Pennsylvania RB Refunding WellSpan Health Obligation Group Series 2019 A (Aa3/NR)
725,000	4.000		06/01/2044	633,971
Lancaster County Hospital Authority RB Refunding for St. Anne’s Retirement Community Obligated Group Series 2020 (NR/NR)
900,000	5.000		03/01/2040	736,589
Latrobe Industrial Development Authority RB Refunding for Seton Hill University Series 2021 (NR/BBB-)
80,000	5.000		03/01/2024	79,915
150,000	5.000		03/01/2025	149,577
185,000	5.000		03/01/2026	183,762
150,000	5.000		03/01/2027	148,779
135,000	5.000		03/01/2028	133,800
160,000	5.000		03/01/2029	158,142
Latrobe Industrial Development Authority University RB Refunding for Seton Hill University Series 2021 (NR/BBB-)
175,000	5.000		03/01/2031	171,097
300,000	5.000		03/01/2033	292,259

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Pennsylvania – (continued)
Montgomery County Higher Education & Health Authority RB Refunding for Thomas Jefferson University Obligated Group Series 2019 (A3/A)
$850,000	4.000%		09/01/2037	$781,215
850,000	4.000		09/01/2038	773,490
850,000	4.000		09/01/2039	766,577
Montgomery County IDA Exempt Facilities Revenue Refunding Bonds 2023 Series A (Baa2/BBB)
2,250,000	4.100	(a)(b)	04/01/2053	2,241,773
Montgomery County IDA Exempt Facilities Revenue Refunding Bonds 2023 Series B (Baa2/BBB)
1,645,000	4.100		06/01/2029	1,637,531
Montgomery County IDA Exempt Facilities Revenue Refunding Bonds 2023 Series C (Baa2/BBB)
2,665,000	4.450	(a)(b)	10/01/2034	2,655,336
Montgomery County IDA Retirement Communities RB for Acts Retirement Life Communitiies Obligated Group Series 2020C (NR/NR)
900,000	5.000		11/15/2045	839,501
Montgomery County Industrial Development Authority RB ACTS Retirement-Life Communities, Inc. Obligated Group Series 2020 C (NR/NR)
600,000	4.000		11/15/2043	487,482
Montgomery County Industrial Development Authority RB Refunding for The Public School of Germantown Series 2021 A (NR/BBB+)
400,000	4.000		10/01/2036	341,816
400,000	4.000		10/01/2041	314,081
North Penn Water Authority RB Refunding Series 2019 (Aa3/NR) (SIFMA Municipal Swap Index Yield + 0.46%)
1,600,000	4.440	(d)	11/01/2023	1,599,803
Northampton County Industrial Development Authority RB Refunding for Morningstar Senior Living, Inc. Obligated Group Series 2019 (NR/NR)
1,000,000	5.000		11/01/2039	855,259
Northeastern Pennsylvania Hospital & Education Authority RB for King’s College Project Series 2019 (NR/BBB)
100,000	5.000		05/01/2024	99,670
Pennsylvania Economic Development Financing Authority RB for Presbyterian Senior Living Series 2023B-2 (NR/NR)
3,940,000	5.000		07/01/2038	3,855,266
Pennsylvania Economic Development Financing Authority RB for The Pennsylvania Rapid Bridge Replacement Project Series 2015 (NR/BBB)
750,000	5.000		06/30/2042	702,790
Pennsylvania Economic Development Financing Authority RB Refunding for American Water Co. Project Series 2019 (A1/A+)
8,250,000	3.000		04/01/2039	6,280,270
Pennsylvania Economic Development Financing Authority RB Refunding for Presbyterian Homes Obligated Group Series 2021 (NR/NR)
3,100,000	4.000		07/01/2033	2,881,124
1,800,000	4.000		07/01/2041	1,491,042
Pennsylvania Economic Development Financing Authority RB Refunding for UPMC Obligated Group Series 2021 A (A2/A)
1,050,000	4.000		10/15/2040	937,744

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Pennsylvania – (continued)
Pennsylvania Economic Development Financing Authority Solid Waste Disposal RB for Waste Management Inc. Project Series 2021A-2 (NR/A-/A-2)
$10,000,000	4.600	%(a)(b)(g)	10/01/2046	$9,996,792
Pennsylvania Economic Development Financing Authority Solid Waste Disposal Refunding RB Series 2021B (NR/A-/A-2)
6,050,000	1.100	(a)(b)	06/01/2031	5,446,552
Pennsylvania Economic Development Financing Authority Tax Exempt Private Activity RB for Penndot Major Bridges Package One Project Series 2022 (AGM) (A1/AA)
5,000,000	5.000		12/31/2057	4,816,093
Pennsylvania Economic Development Financing Authority Tax Exempt Private Activity RB for Penndot Major Bridges Package One Project Series 2022 (Baa2/NR)
6,650,000	5.750		06/30/2048	6,934,837
1,350,000	5.250		06/30/2053	1,312,285
10,000,000	6.000		06/30/2061	10,542,579
Pennsylvania Economic Development Financing Authority Tax Exempt Private Activity RB for Rapid Bridge Replacement Project Series 2015 (NR/BBB)
1,800,000	5.000		12/31/2024	1,801,603
Pennsylvania Economic Development Financing Authority UPMC RB Series 2021A (A2/A)
1,220,000	4.000		10/15/2037	1,130,510
Pennsylvania Economic Development Financing Authority UPMC RB, Series 2020A (A2/A)
2,200,000	4.000		04/15/2036	2,082,956
Pennsylvania Higher Educational Facilities Authority Duquesne University of the Holy Spirit RB Series 2019 A (A2/A)
350,000	4.000		03/01/2037	325,732
675,000	5.000		03/01/2038	683,364
500,000	5.000		03/01/2039	503,023
Pennsylvania Higher Educational Facilities Authority RB for Foundation for Indiana University of Pennsylvania Series 2007 A (AGC) (WR/AA) (3M USD LIBOR + 0.60%)
760,000	4.307	(d)	07/01/2027	749,073
Pennsylvania State Commonwealth GO Refunding Bonds First Series 2016 (AGM-CR) (Aa3/AA)
4,000,000	5.000		09/15/2025	4,091,903
Pennsylvania Turnpike Commission Oil Franchise Tax Subordinated RB Series 2018 B (A2/NR)
9,995,000	5.250		12/01/2048	10,122,385
Pennsylvania Turnpike Commission RB Series 2013 C (Aa3/AA-)
1,720,000	5.500	(h)	12/01/2023	1,724,211
Pennsylvania Turnpike Commission RB Series 2018 A (Aa3/NR)
30,755,000	5.250		12/01/2044	31,677,321
Pennsylvania Turnpike Commission RB Series 2018 B (Aa3/NR) (SIFMA Municipal Swap Index Yield + 0.70%)
6,050,000	4.680	(d)	12/01/2023	6,051,921
Pennsylvania Turnpike Commission RB Series 2019 A (A2/NR)
3,500,000	5.000		12/01/2036	3,620,790
5,025,000	5.000		12/01/2038	5,116,912
Pennsylvania Turnpike Commission Registration Fee Revenue Refunding Bonds Series of 2023 (A1/AA-) (SIFMA Municipal Swap Index Yield + 0.85%)
2,075,000	4.830	(b)(d)	07/15/2041	2,075,012

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Pennsylvania – (continued)
Philadelphia Airport Revenue and Refunding Bonds Series 2021 (A2/NR)
$5,750,000	5.000%		07/01/2026	$5,825,872
Philadelphia Authority for Industrial Development Charter School RB for Green Woods Charter School Project Series 2022A (NR/BB+)
650,000	5.125		06/15/2042	580,487
Philadelphia Authority for Industrial Development RB for Independence Charter School Series 2019 (NR/NR)
345,000	4.000		06/15/2029	320,427
1,000,000	5.000		06/15/2039	908,595
Philadelphia Authority for Industrial Development RB for MaST Community Charter School II Series 2020 A (NR/BBB-)
445,000	5.000		08/01/2030	442,772
290,000	5.000		08/01/2040	266,945
Philadelphia Authority for Industrial Development RB Refunding for Philadelphia Performing Arts Charter School Series 2020 (NR/BB+)
900,000	5.000	(e)	06/15/2040	835,380
Philadelphia Authority for Industrial Development Tacony Charter School Project Social Bond RB Series 2023 (NR/BB+)
1,600,000	5.000	(e)	06/15/2033	1,557,922
Philadelphia Hospitals and Higher Education Facilities Authority RB Refunding for Temple University Health System Obligation Group Series 2017 (Baa3/BBB)
5,500,000	5.000		07/01/2028	5,535,374
Philadelphia IDA University RB for St. Joseph’s University Project Series 2022 (NR/A-)
2,500,000	5.250		11/01/2052	2,505,661
Philadelphia School District GO Bonds Series 2015 A (ST AID WITHHLDG) (A1/NR)
2,415,000	5.000		09/01/2027	2,451,173
Pittsburgh Water & Sewer Authority First Lien RB Series 2019 A (AGM) (A1/AA)
850,000	5.000		09/01/2034	907,148
1,755,000	5.000		09/01/2035	1,861,539
1,700,000	5.000		09/01/2036	1,788,905
1,700,000	5.000		09/01/2037	1,774,428
Pittsburgh Water & Sewer Authority Subordinate RB Refunding Series 2019 B (AGM) (NR/AA)
2,125,000	4.000		09/01/2034	2,043,178
425,000	4.000		09/01/2035	409,626
Scranton Redevelopment Authority RB Refunding for Guaranteed Lease Series 2016 A (MUN GOVT GTD) (NR/BBB-)
395,000	5.000		11/15/2028	389,726
Susquehanna Area Regional Airport Authority RB Refunding for Airport System Series 2017 (Baa3/NR)
1,100,000	5.000		01/01/2035	1,072,317
The Berks County Municipal Authority RB for Alvernia University Project Series 2020 (NR/BB+)
200,000	4.000		10/01/2023	200,000
750,000	4.000		10/01/2029	691,401
425,000	5.000		10/01/2039	379,670
The Berks County Municipal Authority RB for Tower Health Obligated Group Series 2012 A (WR/B)
4,100,000	5.000		11/01/2044	2,333,345
The Berks County Municipal Authority RB Refunding for Tower Health Obligated Group Series 2020 B-2 (NR/B)
1,915,000	5.000	(a)(b)	02/01/2040	1,244,259

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)

Pennsylvania – (continued)
The Berks County Municipal Authority RB Refunding for Tower Health Obligated Group Series 2020 B-3 (NR/B)
$2,800,000	5.000%(a)(b)	02/01/2040	$1,664,205
Upper Dauphin IDA RB for Pennsylvania Steam Academy Charter School Project Series 2022B (NR/NR)
200,000	6.000 (e)	07/01/2029	188,885
Westmoreland County Industrial Development Authority RB Refunding for Excela Health Obligated Group Series 2020 A (Baa2/NR)
490,000	5.000	07/01/2030	491,737

			305,870,728

Puerto Rico – 6.2%
HTA Trust Certificates Class L-2028 Units (NR/NR)
1,287,868	5.250	07/01/2038	1,288,190
Puerto Rico Aqueduct and Sewer Authority Revenue Refunding Bonds Series 2020A (NR/NR)
17,350,000	5.000 (e)	07/01/2035	16,971,931
Puerto Rico Aqueduct and Sewer Authority Revenue Refunding Bonds Series 2022A (NR/NR)
5,580,000	5.000 (e)	07/01/2037	5,369,794
Puerto Rico Commonwealth Aquaduct and Sewer Authority Revenue Refunding Bonds 2021 B (NR/NR)
900,000	5.000 (e)	07/01/2037	864,045
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Refunding for Senior Lien Series 2020 A (NR/NR)
11,740,000	5.000 (e)	07/01/2047	10,892,685
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Refunding Series 2022 A (NR/NR)
13,355,000	5.000 (e)	07/01/2033	13,219,078
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2008 A (WR/NR)
555,000	6.125	07/01/2024	560,468
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Series 2021 B (NR/NR)
2,750,000	5.000 (e)	07/01/2033	2,721,991
Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue Refunding Bonds Series 2021B (NR/NR)
7,300,000	4.000 (e)	07/01/2042	6,066,181
Puerto Rico Commonwealth GO Bonds (NR/NR)
17,609,470	0.000 (a)(c)(i)	11/01/2043	9,134,913
Puerto Rico Commonwealth GO Clawback Bonds (NR/NR)
1,603,552	0.000 (a)(c)(i)	11/01/2051	659,461
Puerto Rico Commonwealth GO Clawback CVIs (NR/NR)
1,888,076	0.000 (a)(c)(i)	11/01/2051	969,999
Puerto Rico Commonwealth GO Restructured Bonds Series 2022 A-1 (NR/NR)
1,480,236	0.000 (f)	07/01/2024	1,429,918
4,135,896	5.375	07/01/2025	4,178,360
10,915,508	5.625	07/01/2029	11,279,080
13,899,948	5.750	07/01/2031	14,516,009
19,245,062	0.000 (f)	07/01/2033	11,342,389
5,933,951	4.000	07/01/2033	5,318,806
3,311,382	4.000	07/01/2035	2,877,762
7,727,039	4.000	07/01/2037	6,486,340
10,189,086	4.000	07/01/2041	8,192,154
11,793,596	4.000	07/01/2046	9,092,629

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Puerto Rico – (continued)
Puerto Rico Commonwealth Highway & Transportation Authority Restructured Toll RB Series 2022A (NR/NR)
$5,797,155	5.000%		07/01/2062	$5,536,283
Puerto Rico Commonwealth Highway & Transportation Authority Restructured Toll RB Series 2022B (NR/NR)
21,795,958	0.000	(f)	07/01/2032	14,058,393
Puerto Rico Commonwealth Highway & Transportation Authority Restructured Toll RB Series 2022C (NR/NR)
3,330,333	0.000	(c)	07/01/2053	2,060,650
Puerto Rico Electric Power Authority Power RB Series 2012A (WR/NR)
5,465,000	5.000	*	07/01/2042	1,366,250
Puerto Rico Electric Power Authority Power RB Series 2013A (WR/NR)
1,350,000	7.000	*	07/01/2033	337,500
11,365,000	6.750	*	07/01/2036	2,841,250
Puerto Rico Electric Power Authority Power RB Series 4 (NR/NR)
196,972	10.000	*	07/01/2022	49,243
Puerto Rico Electric Power Authority Power RB Series AAA (WR/NR)
1,050,000	5.250	*	07/01/2031	262,500
Puerto Rico Electric Power Authority Power RB Series CCC (WR/NR)
4,075,000	5.250	*	07/01/2026	1,018,750
1,555,000	5.000	*	07/01/2028	388,750
Puerto Rico Electric Power Authority Power RB Series E-1 (NR/NR)
590,915	10.000	*	01/01/2021	147,729
Puerto Rico Electric Power Authority Power RB Series E-2 (NR/NR)
590,915	10.000	*	07/01/2021	147,729
Puerto Rico Electric Power Authority Power RB Series E-3 (NR/NR)
196,972	10.000	*	01/01/2022	49,243
Puerto Rico Electric Power Authority Power RB Series TT (WR/NR)
220,000	5.000	*	07/01/2025	55,000
1,100,000	5.000	*	07/01/2032	275,000
Puerto Rico Electric Power Authority Power RB Series WW (WR/NR)
4,585,000	5.500	*	07/01/2038	1,146,250
Puerto Rico Electric Power Authority Power RB Series XX (WR/NR)
17,660,000	5.250	*	07/01/2040	4,415,000
Puerto Rico Electric Power Authority Power RB Series ZZ (WR/NR)
1,000,000	5.250	*	07/01/2019	250,000
1,365,000	5.250	*	07/01/2026	341,250
Puerto Rico Electric Power Authority RB Refunding Series 2007 UU (AGM) (A1/AA) (3M USD LIBOR + 0.52%)
21,915,000	4.227	(d)	07/01/2029	20,573,344
Puerto Rico Electric Power Authority RB Refunding Series 2007 VV (NATL) (Baa2/NR)
350,000	5.250		07/01/2029	345,635
215,000	5.250		07/01/2030	212,078
1,150,000	5.250		07/01/2032	1,129,872
Puerto Rico Electric Power Authority RB Series TT (WR/NR)
3,250,000	5.000	*	07/01/2037	812,500

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Puerto Rico – (continued)
Puerto Rico Sales Tax Financing Corp Sales Tax Revenue Restructed Bonds Series 2019A-2B (NR/NR)
$10,435,000	4.550%		07/01/2040	$9,601,028
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Restructued Bonds Series A-2 (NR/NR)
4,445,000	4.329		07/01/2040	3,981,224
Puerto Rico Sales Tax Financing Corporation Sales Tax Capital Appreciation Restructured RB Series 2018 A-1 (NR/NR)
186,000	0.000	(f)	07/01/2024	180,061
16,610,000	0.000	(f)	07/01/2027	14,143,191
3,658,000	0.000	(f)	07/01/2029	2,844,237
25,338,000	0.000	(f)	07/01/2031	17,950,141
30,039,000	0.000	(f)	07/01/2033	19,247,483
46,454,000	0.000	(f)	07/01/2046	11,975,293
16,872,000	0.000	(f)	07/01/2051	3,125,710
Puerto Rico Sales Tax Financing Corporation Sales Tax Capital Appreciation Restructured RB Series 2019 A-2 (NR/NR)
135,807,000	4.329		07/01/2040	121,637,373
143,000	4.536		07/01/2053	121,983
5,654,000	4.784		07/01/2058	4,935,059
Puerto Rico Sales Tax Financing Corporation Sales Tax Restructured RB Series 2018 A-1 (NR/NR)
31,483,000	4.500		07/01/2034	30,308,829
4,911,000	4.550		07/01/2040	4,518,510
13,699,000	4.750		07/01/2053	12,110,760
49,837,000	5.000		07/01/2058	45,081,723

				503,014,987

Rhode Island – 0.2%
Rhode Island Health and Educational Building Corp. RB for Cumberland Public School Financing Program Series 2023 A (NR/AA+)
3,655,000	5.000		05/15/2048	3,735,230
Rhode Island Health and Educational Building Corp. RB for Woonsocket Public School Financing Program Series 2017 A (AGM MUN GOVT GTD) (Aa3/AA)
500,000	5.000		05/15/2024	502,260
Rhode Island Health and Educational Building Corporation Public Schools Financing RB for Town of Cumberland Issue Series 2023 A (NR/AA+)
5,025,000	4.125		05/15/2053	4,376,543
Rhode Island Housing & Mortgage Finance Corp. Homeownership Opportunity Bonds Series 78-A (Aa1/AA+)
4,970,000	5.000		10/01/2042	4,955,692

				13,569,725

South Carolina – 0.5%
Clemson University Athletic Facilities RB Series 2015 (Aa3/NR)
1,570,000	4.000		05/01/2026	1,572,430
Lexington County School District No. 1/SC GO Refunding Bonds Series 2019 A (SCSDE) (Aa1/AA)
2,495,000	5.000		02/01/2031	2,645,257
Lexington County School District No. 2 GO Bonds Series 2017 C (SCSDE) (Aa1/AA)
4,530,000	5.000		03/01/2031	4,718,733
1,615,000	4.000		03/01/2032	1,604,716
Richland County at Sandhill Improvement District Refunding Assessment RB Series 2021 (NR/NR)
710,000	3.000	(e)	11/01/2026	650,026

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

South Carolina – (continued)
Richland County at Sandhill Improvement District Refunding Assessment RB Series 2021 (NR/NR) – (continued)
$900,000	3.625	%(e)	11/01/2031	$739,335
1,170,000	3.750	(e)	11/01/2036	882,543
South Carolina Economic Development Authority Educational Facilities Tax Exempt RB for Polaris Tech Charter School Project Series 2022A (NR/NR)
1,920,000	5.125	(e)	06/15/2042	1,689,329
South Carolina Ports Authority RB Series 2018 (A1/A+)
3,750,000	5.000		07/01/2037	3,785,547
South Carolina Public Service Authority Revenue Obligations 2022 Tax Exempt Series E (A3/A-)
10,000,000	5.750		12/01/2047	10,439,263
South Carolina Public Service Authority Santee Cooper Revenue Obligations, Series 2014 Tax-Exempt Series A (A3/A-)
8,745,000	5.500		12/01/2054	8,705,509
South Carolina State Public School Authority Revenue Obligation Bonds for Santee Cooper Series 2014D (NR/NR)
353,000	3.056		12/01/2023	351,469
South Carolina State Public School Authority Revenue Obligation Bonds Series 2014D (NR/A-)
522,000	3.056		12/01/2023	519,345
Spartanburg Regional Health Services District Obligated Group RB Series 2020 A (AGM) (A1/AA)
500,000	5.000		04/15/2032	522,032
500,000	5.000		04/15/2033	521,544
500,000	5.000		04/15/2034	521,298
525,000	5.000		04/15/2035	544,933
600,000	4.000		04/15/2036	569,221
550,000	4.000		04/15/2037	507,279
525,000	4.000		04/15/2038	483,303
700,000	4.000		04/15/2039	637,158
750,000	4.000		04/15/2040	676,181

				43,286,451

South Dakota - 0.0%
County of Lincoln RB Refunding for The Augustana College Association Series 2021 A (NR/BBB-)
650,000	4.000		08/01/2041	529,011
1,200,000	4.000		08/01/2051	892,033
Rapid City Area School District No. 51-4 Limited Tax Capital Outlay GO Refunding Bonds Series 2017 B (ST AID WITHHLDG) (NR/AA+)
1,075,000	5.000		01/01/2025	1,090,225
730,000	5.000		01/01/2026	749,657

				3,260,926

Tennessee - 0.2%
Chattanooga Health Educational & Housing Facility Board RB for CommonSpirit Health Obligated Group Refunding Series 2019 A-1 (Baa1/A-)
1,300,000	5.000		08/01/2035	1,332,103
City of Johnson GO Refunding Bonds Series 2019 B (Aa2/NR)
1,225,000	4.000		06/01/2037	1,166,163
Greeneville Health & Educational Facilities Board RB for Ballad Health Obligated Group Series 2018 A (A3/A-)
1,800,000	4.000		07/01/2040	1,573,740

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Tennessee – (continued)
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board RB for Vanderbilt University Medical Center Series 2016 A (WR/A)
$700,000	5.000%		07/01/2046	$687,961
Metropolitan Government Nashville & Davidson County Health & Educational Facilities RB Refunding for Trevecca Nazarene University Project Series 2019 (NR/NR)
40,000	3.000		10/01/2024	39,057
Metropolitan Nashville Airport Authority Airport Improvement RB Series 2022B (AMT) (A1/NR)
1,700,000	5.000		07/01/2026	1,722,432
Nashville Metropolitan Development & Housing Agency RB for Fifth+ Broadway Development Project Series 2018 (NR/NR)
545,000	4.500	(e)	06/01/2028	535,314
Tennergy Corporation Gas Supply RB, Series 2019A (Aa1/NR)
9,465,000	5.000	(a)(b)	02/01/2050	9,489,351
The Health and Educational Facilities Board of The Metropolitan Government of Nashville and Davidson County, Multifamily Housing RB Ben Allen Ridge Apartments Project Series 2022B (FNMA COLL) (Aaa/NR)
1,550,000	3.850	(a)(b)	02/01/2048	1,527,010

				18,073,131

Texas - 9.3%
Arlington Higher Education Finance Corp. Education RB Series 2022A (NR/NR)
1,425,000	5.625		08/15/2052	1,198,709
Arlington Higher Education Finance Corp. RB Refunding for Wayside Schools Series 2021 A (NR/BB)
195,000	5.000		08/15/2024	194,075
205,000	5.000		08/15/2025	203,120
190,000	5.000		08/15/2026	187,994
200,000	5.000		08/15/2027	198,189
80,000	5.000		08/15/2028	79,180
80,000	4.000		08/15/2029	74,542
80,000	4.000		08/15/2030	73,727
90,000	4.000		08/15/2031	81,952
Austin Community College District Limited Tax Bonds Series 2023 (Aa1/AA+)
3,750,000	5.250		08/01/2053	3,963,071
Austin Convention Enterprises, Inc. Convention Center Hotel First Tier RB Refunding Series 2017 A (NR/BB+)
1,355,000	5.000		01/01/2029	1,353,245
Bastrop County, Special Assessment RB, Series 2023 Double Eagle Ranch Public Improvement District Improvement Area 1 Project (NR/NR)
1,000,000	5.250	(e)	09/01/2043	952,496
Central Texas Regional Mobility Authority RB Refunding Senior Lien Series 2020 A (A3/A)
620,000	5.000		01/01/2028	641,586
650,000	5.000		01/01/2029	678,352
1,010,000	5.000		01/01/2032	1,060,161
1,115,000	5.000		01/01/2034	1,167,740
610,000	5.000		01/01/2036	633,647
645,000	5.000		01/01/2037	665,037
675,000	5.000		01/01/2038	689,373
1,420,000	5.000		01/01/2039	1,445,864

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Texas – (continued)
Central Texas Regional Mobility Authority Senior Lien Revenue Refunding Bonds Series 2021D (A3/A)
$1,100,000	4.000%		01/01/2040	$987,363
City of Anna Special Assessment Bonds for Hurricane Creek Public Improvement District Project Series 2019 (NR/NR)
140,000	5.750	(e)	09/01/2029	140,764
City of Anna Special Assessment Bonds for Sherley Tract Public Improvement District No. 2 Series 2021 (NR/NR)
287,000	3.250	(e)	09/15/2026	261,635
City of Anna Special Assessment RB for Hurricane Creek Public Improvement District Project Series 2022 (NR/NR)
1,402,000	5.750	(e)	09/01/2042	1,341,235
City of Anna Special Assessment RB for Woods At Lindsey Place Public and District Improvement Area #1 Project Series 2023 (NR/NR)
781,000	5.625	(e)(g)	09/15/2043	746,298
City of Aubrey Special Assessment RB for Aubrey Public Improvement District No. 1 Project Series 2023 (NR/NR)
1,000,000	5.000	(e)	09/01/2030	981,082
City of Aubrey Special Assessment RB for Jackson Ridge Public Improvement District Project Series 2022 (NR/NR)
852,000	5.250	(e)	09/01/2032	838,874
City of Austin Airport System RB Series 2019B (AMT) (A1/A+)
4,000,000	5.000		11/15/2031	4,118,774
City of Austin Airport System RB Series 2022 (A1/A+)
7,435,000	5.000		11/15/2052	7,370,478
City of Austin RB for Airport System Series 2019 B (A1/A+)
1,980,000	5.000		11/15/2032	2,038,617
City of Austin Special Assessment RB for Estancia Hill Country Public Improvement District Series 2018 (NR/NR)
385,000	4.000	(e)	11/01/2023	384,698
625,000	4.500	(e)	11/01/2024	619,547
2,815,000	4.000	(e)	11/01/2028	2,665,229
City of Austin Special Assessment RB for Whisper Valley Public Improvement District Project Series 2022 (NR/NR)
777,000	5.375	(e)	11/01/2042	735,584
City of Austin Water & Wastewater System Revenue Refunding Bonds Series 2022 (Aa2/AA)
1,700,000	5.000		11/15/2038	1,795,478
2,350,000	5.000		11/15/2039	2,466,115
2,500,000	5.000		11/15/2040	2,607,920
City of Carrollton, GO Improvement and Refunding Bonds, Series 2023 (NR/AAA)
2,000,000	5.000		08/15/2038	2,121,217
City of Celina Special Assessment Bonds for Wells South Public Improvement District Series 2020 (NR/NR)
250,000	2.500	(e)	09/01/2025	236,506
140,000	3.125	(e)	09/01/2030	122,566
180,000	3.250	(e)	09/01/2030	153,873
355,000	4.000	(e)	09/01/2040	292,651
City of Celina Special Assessment Bonds for Wells South Public Improvement District Series 2021 (NR/NR)
144,000	2.500	(e)	09/01/2026	132,812
158,000	3.000	(e)	09/01/2031	132,569
329,000	3.375	(e)	09/01/2041	244,438
City of Celina Special Assessment RB for Celina Hills Public Improvement District Project Series 2022 (NR/NR)
430,000	4.625	(e)	09/01/2032	403,347
704,000	4.875	(e)	09/01/2042	625,750

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Texas – (continued)
City of Celina Special Assessment RB for Chalk Hill Public Improvement District No. 2 Phases #2-3 Direct Improvement Project Series 2023 (NR/NR)
$767,000	5.750	%(e)	09/01/2043	$725,276
City of Celina Special Assessment RB for Hillside Public Improvement District Series 2022 (NR/NR)
240,000	2.750	(e)	09/01/2027	210,295
432,000	3.125	(e)	09/01/2032	341,226
City of Celina Special Assessment RB for North Sky Public Improvement District Project Series 2023 (NR/NR)
812,000	5.375		09/01/2043	762,853
1,006,000	5.625		09/01/2052	935,604
1,000,000	6.125	(e)	09/01/2052	933,496
City of Celina Special Assessment RB for Parvin Public Improvement District Project Series 2023 (NR/NR)
459,000	5.750	(e)	09/01/2030	447,038
City of Celina Special Assessment RB for Ten Mile Creek Public Improvement District Project Series 2023 (NR/NR)
492,000	4.750	(e)	09/01/2030	480,097
235,000	5.500	(e)	09/01/2030	229,454
1,169,000	5.500	(e)	09/01/2042	1,113,512
City of Celina Special Assessment RB for Wells South Public Improvement District Neighborhood Improvement Project Series 2022 (NR/NR)
255,000	4.875	(e)	09/01/2032	246,054
495,000	5.500	(e)	09/01/2042	471,384
City of Celina Special Assessment RB Series 2022 (NR/NR)
192,000	2.875	(e)	09/01/2027	169,614
227,000	3.250	(e)	09/01/2027	203,544
250,000	3.250	(e)	09/01/2032	200,336
235,000	3.625	(e)	09/01/2032	196,073
1,175,000	3.500	(e)	09/01/2042	827,118
City of Celina Texas Municipal Corp. Special Assessment RB for Glen Crossing Public Improvement District Phase#1 Project Series 2016 (NR/NR)
150,000	4.200		09/01/2027	146,009
570,000	4.800		09/01/2037	530,329
647,000	5.250		09/01/2046	601,229
City of Celina Texas Municipal Corp. Special Assessment RB for Glen Crossing Public Improvement District Phase#1B Project Series 2018 (NR/NR)
300,000	5.375	(e)	09/01/2038	292,924
City of Celina Texas Municipal Corp. Special Assessment RB for Glen Crossing Public Improvement District Phase#2 Project Series 2018 (NR/NR)
365,000	5.000		09/01/2028	363,441
City of Celina, Collin and Denton Counties Special Assessment RB, Series 2023 Cross Creek Meadows Public Improvement District Improvement Area 1 Project (NR/NR)
686,000	4.500	(e)	09/01/2030	663,414
1,524,000	5.375	(e)	09/01/2043	1,435,310
City of Celina, Collin and Denton Counties Special Assessment RB, Series 2023 Cross Creek Meadows Public Improvement District Major Improvement Area Project (NR/NR)
216,000	5.000	(e)	09/01/2030	209,126
City of Celinac Special Assessment for Edgewood Creek Public Improvement District Phase#1 Project Series 2021 (NR/NR)
145,000	3.250	(e)	09/01/2026	134,244
185,000	3.750	(e)	09/01/2031	157,757

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Texas – (continued)
City of Crandall Cartwright Ranch Public Improvement District Special Assessment Bond Series 2021 (NR/NR)
$314,000	3.375	%(e)	09/15/2026	$286,066
410,000	4.000	(e)	09/15/2031	357,670
City of Crandall Special Assessment RB for River Ridge Public Improvement District Project Series 2022 (NR/NR)
484,000	5.375	(e)	09/15/2027	481,439
City of Dallas Fort Worth International Airport Joint Revenue Refunding Bonds Series 2021A (A1/NR)
3,975,000	4.000		11/01/2039	3,727,863
City of Dallas fort Worth International Airport Joint Revenue Refunding Bonds Series 2021B (NON-AMT) (A1/NR)
6,240,000	4.000		11/01/2045	5,551,910
City of Dallas fort Worth International Airport Joint Revenue Refunding Bonds Series 2023C (A1/A+)
6,400,000	5.000		11/01/2026	6,501,194
City of Dallas Housing Finance Corp. Multifamily Housing RB for Positano Series 2023 (FHA 221(D4)) (Aaa/NR)
2,955,000	5.000	(a)(b)	09/01/2026	2,984,662
City of Dallas International Airport Joint Revenue Refunding Bonds Series 2022B (A1/A+)
4,000,000	4.000		11/01/2041	3,687,764
City of Dayton Senior Lien Special Assessment RB for Westpointe Villages Public Improvement District Improvement Area #1 Project Series 2022A (NR/NR)
268,000	4.875	(e)	09/01/2032	253,870
765,000	5.125	(e)	09/01/2042	700,423
City of Dripping Springs, Hays County Special Assessment RB, Series 2023 Heritage Public Improvement District Improvement Area 1 Project (NR/NR)
1,000,000	5.375	(e)	09/01/2043	942,825
City of Elmendorf Hickory Ridge Public Improvement District Special Assessment Bond for Improvement Area No. 1 Series 2021 (NR/NR)
528,000	2.875	(e)	09/01/2026	476,274
398,000	3.375	(e)	09/01/2031	318,001
1,206,000	3.750	(e)	09/01/2041	877,148
City of Fate Special Assessment for Williamsburg East Public Improvement District Area No. 1 Series 2020 (NR/NR)
198,000	2.625	(e)	08/15/2025	186,611
171,000	3.375	(e)	08/15/2030	146,104
City of Fate Special Assessment RB for Monterra Public Improvement District Series 2021 (NR/NR)
397,000	2.750	(e)	08/15/2026	363,780
612,000	3.375	(e)	08/15/2031	515,429
846,000	3.750	(e)	08/15/2041	651,159
City of Fate Special Assessment RB for Williamsburg East Public Improvement District Project Series 2022 (NR/NR)
483,000	4.875	(e)	08/15/2027	472,992
778,000	5.250	(e)	08/15/2032	755,357
1,300,000	5.875	(e)	08/15/2042	1,231,467
City of Fate Special Assessment RB for Williamsburg Public Improvement District No. 1 Phase#1 Series 2019 (NR/NR)
50,000	3.125	(e)	08/15/2024	48,989
340,000	3.500	(e)	08/15/2029	307,583
1,905,000	4.000	(e)	08/15/2039	1,603,219
1,825,000	4.250	(e)	08/15/2049	1,459,897

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Texas – (continued)
City of Fate Special Assessment RB for Williamsburg Public Improvement District Series 2022 (NR/NR)
$295,000	4.000	%(e)	08/15/2032	$267,408
1,129,000	4.250	(e)	08/15/2042	945,792
City of Fate Special Assessment Refunding for Williamsburg Public Improvement District No. 1 Project Series 2019 (BAM) (NR/AA)
150,000	4.000		08/15/2025	148,580
155,000	4.000		08/15/2026	153,285
160,000	4.000		08/15/2027	158,197
165,000	4.000		08/15/2028	163,332
170,000	4.000		08/15/2029	166,390
925,000	3.000		08/15/2034	770,431
City of Fate, Rockwall County Special Assessment RB, Series 2023 Williamsburg Public Improvement District No. 1 Phase 3B (NR/NR)
417,000	4.250	(e)	08/15/2030	402,514
761,000	5.125	(e)	08/15/2043	703,355
City of Georgetown Special Assessment RB for Parks at Westhaven Public Improvement District Project Series 2022 (NR/NR)
282,000	3.625	(e)	09/15/2027	264,087
409,000	3.875	(e)	09/15/2032	357,738
City of Hackberry Special Assessment RB for Riverdale Lake Public Improvement District No. 2 Phases 4-6 Project Series 2017 (NR/NR)
280,000	4.125		09/01/2027	272,862
1,350,000	4.625		09/01/2037	1,238,064
City of Hackberry Special Assessment RB Refunding for Hackberry Public Improvement District No. 3 Phases No. 13- 16 Project Series 2017 (NR/NR)
490,000	4.500		09/01/2027	483,930
1,800,000	4.500		09/01/2037	1,629,057
City of Hackberry Special Assessment RB Refunding for Hidden Cove Public Improvement District No. 2 Project Series 2017 (NR/BBB-)
425,000	4.000		09/01/2024	422,003
440,000	4.000		09/01/2025	433,637
460,000	4.000		09/01/2026	450,672
480,000	4.000		09/01/2027	468,601
City of Haslet Special Assessment RB for Haslet Public Improvement District Series 2021 (NR/NR)
256,000	3.250	(e)	09/01/2031	210,064
1,271,000	3.625	(e)	09/01/2041	928,996
City of Haslet Special Assessment RB Refunding for Haslet Public Improvement District No. 5 1 Project Series 2019 (NR/NR)
30,000	3.250	(e)	09/01/2024	29,350
290,000	3.625	(e)	09/01/2029	262,852
785,000	4.125	(e)	09/01/2039	666,286
City of Horseshoe Bay Special Assessment Refunding Bonds for Public Improvement District Series 2020 (NR/NR)
685,000	3.000		10/01/2025	653,808
645,000	3.000		10/01/2030	551,736
440,000	3.250		10/01/2033	363,459
City of Houston Airport System Special Facilities RB for United Airlines Inc. Airport Improvement Projects Series 2018C (AMT) (NR/BB-)
1,170,000	5.000		07/15/2028	1,164,682

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Texas – (continued)
City of Houston Airport System Special Facilities RB for United Airlines Technical Operations Center Project Series 2018 (NR/BB-)
$2,125,000	5.000%		07/15/2028	$2,115,342
City of Houston Airport System Subordinate Lien Revenue Refunding Bonds Series 2018D (A1/NR)
1,655,000	5.000		07/01/2032	1,730,121
City of Houston Airport System Subordinate Lien Revenue Refunding Bonds Series 2020A (AMT) (A1/A+)
1,000,000	4.000		07/01/2047	841,992
City of Hutto Emory Crossing Public Improvement District Special Assessment Bond Series 2021 (NR/NR)
120,000	2.625	(e)	09/01/2026	110,020
206,000	3.250	(e)	09/01/2031	173,089
City of Hutto Special Assessment RB for Cottonwood Creek Public Improvement Series 2021 (NR/NR)
360,000	3.125	(e)	09/01/2031	301,944
939,000	3.500	(e)	09/01/2041	709,840
City of Hutto Special Assessment RB for Durango Farms Public Improvement District Project Series 2021 (NR/NR)
178,000	2.750	(e)	09/01/2026	163,385
392,000	3.500	(e)	09/01/2031	334,077
900,000	3.875	(e)	09/01/2041	703,453
City of Hutto Special Assessment RB for Emory Crossing Public Improvement District Improvement Area #2 Project Series 2023 (NR/NR)
270,000	4.500	(e)	09/01/2030	265,438
759,000	5.250	(e)	09/01/2043	728,202
City of Irving RB Refunding for Hotel Occupancy Tax Series 2019 (NR/BBB+)
130,000	5.000		08/15/2024	129,912
130,000	5.000		08/15/2025	129,964
150,000	5.000		08/15/2026	150,239
100,000	5.000		08/15/2027	100,602
125,000	5.000		08/15/2028	126,331
150,000	5.000		08/15/2029	151,718
200,000	5.000		08/15/2030	202,149
280,000	5.000		08/15/2032	282,241
300,000	5.000		08/15/2034	303,154
175,000	5.000		08/15/2035	176,161
250,000	5.000		08/15/2036	249,235
250,000	5.000		08/15/2037	244,614
300,000	5.000		08/15/2038	288,937
300,000	5.000		08/15/2039	286,096
City of Justin Special Assessment for Timberbrook Public Improvement District No. 1 Series 2021 (NR/NR)
366,000	2.500	(e)	09/01/2026	337,100
729,000	3.000	(e)	09/01/2031	614,733
1,484,000	3.375	(e)	09/01/2041	1,094,402
City of Kaufman Special Assessment for Public Improvement District No. 1 Phases#1 Series 2021 (NR/NR)
240,000	2.625	(e)	09/15/2026	217,712
230,000	3.125	(e)	09/15/2031	187,484
City of Kaufman Special Assessment RB for Kaufman Public Improvement District Project Series 2022 (NR/NR)
722,000	5.625	(e)	09/15/2042	704,190
City of Kyle Special Assessment RB for 6 Creeks Public Improvement District Project Series 2023 (NR/NR)
817,000	4.375	(e)	09/01/2028	796,882

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Texas – (continued)
City of Kyle Special Assessment RB for 6 Creeks Public Improvement District Project Series 2023 (NR/NR) – (continued)
$750,000	4.500	%(e)	09/01/2033	$716,422
City of Kyle Special Assessment RB for 6 Creeks Public Improvement Project Series 2021 (NR/NR)
431,000	3.375	(e)	09/01/2031	356,248
628,000	3.750	(e)	09/01/2041	466,806
City of Kyle Special Assessment RB for Creeks Public Improvement District Series 2019 (NR/NR)
210,000	3.875	(e)	09/01/2024	206,837
1,180,000	4.750	(e)	09/01/2044	1,028,127
City of Kyle Special Assessment RB for Creeks Public Improvement District Series 2020 (NR/NR)
123,000	2.625	(e)	09/01/2025	115,259
610,000	3.125	(e)	09/01/2030	505,622
City of Kyle Special Assessment RB for Plum Creek North Public Improvement District Area #1 Project Series 2022 (NR/NR)
1,000,000	4.125	(e)	09/01/2041	835,626
City of Kyle Special Assessment RB for Southwest Kyle Public Improvement District No. 1 Series 2019 (NR/NR)
255,000	4.250	(e)	09/01/2029	243,794
1,000,000	4.875	(e)	09/01/2044	877,170
City of Kyle Special Assessment RB Series 2022 (NR/NR)
406,000	4.375		09/01/2027	394,196
535,000	4.750		09/01/2032	507,006
City of Kyle Special Assessment RB, Series 2023 Porter Country Public Improvement District Improvement Area 1 Project (NR/NR)
1,229,000	5.750	(e)	09/01/2043	1,151,508
City of Kyle, Hays County Special Assessment RB, Series 2023 Limestone Creek Public Improvement District Improvement Area 1 Project (NR/NR)
678,000	5.500	(e)	09/01/2043	638,933
City of Lago Vista Tessera on Lake Travis Public Improvement District Special Assessment Refunding Bond Series 2010 (NR/NR)
315,000	2.750		09/01/2025	302,447
430,000	3.125		09/01/2030	379,888
City of Lavon Heritage Public Improvement District No. 1 Special Assessment Refunding Series 2021 (BAM) (NR/AA)
2,055,000	3.000		09/15/2036	1,643,366
City of Lavon Special Assessment RB for Lakepointe Public Improvement District Improvement Area#1 Project Series 2019 (NR/NR)
245,000	3.750	(e)	09/15/2029	221,211
City of Lavon Special Assessment RB for Lakepointe Public Improvement District Major Improvement Area Project Series 2019 (NR/NR)
105,000	4.375	(e)	09/15/2029	101,108
City of Lavon Special Assessment RB for Lakepointe Public Improvement District Project Series 2022 (NR/NR)
1,500,000	5.875	(e)	09/15/2042	1,471,404
2,126,000	6.125	(e)	09/15/2052	2,067,019
City of Lavon Special Assessment RB Series 2022 (NR/NR)
500,000	3.500	(e)	09/15/2027	459,411
305,000	3.750	(e)	09/15/2027	274,884
1,000,000	3.875	(e)	09/15/2032	853,661
455,000	4.125	(e)	09/15/2032	397,718

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Texas – (continued)
City of Liberty Hill Special Assessment Bonds for Summerlyn West Public Improvement District Series 2020 (NR/NR)
$240,000	2.500	%(e)	09/01/2025	$225,600
330,000	3.125	(e)	09/01/2030	278,818
845,000	4.000	(e)	09/01/2040	689,654
City of Liberty Hill Special Assessment RB for Butler Farms Public Improvement Project Series 2022 (NR/NR)
656,000	2.625	(e)	09/01/2027	596,488
750,000	3.125	(e)	09/01/2032	630,321
1,772,000	3.375	(e)	09/01/2042	1,262,898
City of Manor Manor Heights Public Improvement District Special Assessment Bond Series 2021 (NR/NR)
270,000	2.500	(e)	09/15/2026	240,843
135,000	3.125	(e)	09/15/2026	121,091
250,000	3.125	(e)	09/15/2031	201,466
310,000	3.750	(e)	09/15/2031	255,136
City of Manor Special Assessment RB for Lagos Public Improvement District Series 2020 (NR/NR)
85,000	3.750	(e)	09/15/2025	82,395
City of Manor, Travis County Special Assessment RB, Series 2023 Manor Heights Public Improvement District Improvement Area 3 Project (NR/NR)
528,000	5.250	(e)	09/15/2043	489,769
City of Marble Falls Thunder Rock Public Improvement District Special Assessment Bond Series 2021 (NR/NR)
243,000	3.375	(e)	09/01/2026	225,938
350,000	3.875	(e)	09/01/2031	303,280
City of Mclendon-Chisholm Special Assessment Bonds Sonoma Public Improvement District Area #2 Project Series 2019 (NR/NR)
50,000	3.500	(e)	09/15/2024	49,127
280,000	3.750	(e)	09/15/2029	257,461
City of Mclendon-Chisholm Special Assessment Bonds Sonoma Public Improvement District Area #3 Project Series 2021 (NR/NR)
165,000	2.625	(e)	09/15/2026	149,489
480,000	3.125	(e)	09/15/2031	392,155
City of McLendon-Chisholm Special Assessment RB for Sonoma Public Improvement District Project Series 2022 (NR/NR)
400,000	5.375	(e)	09/15/2032	386,623
City of Mesquite Special Assessment RB for Iron Horse Public Improvement District Project Series 2019 (NR/NR)
400,000	5.250	(e)	09/15/2029	395,749
City of Mesquite Special Assessment RB for Polo Ridge Public Improvement District No. 2 Phase #1 Project Series 2019 (NR/NR)
140,000	4.250	(e)	09/15/2024	139,050
130,000	5.125	(e)	09/15/2024	129,676
795,000	4.500	(e)	09/15/2029	771,120
775,000	5.375	(e)	09/15/2029	765,060
City of Mesquite Special Assessment RB for Solterra Public Improvement District Improvement Area A-1 Projects Series 2023 (NR/NR)
900,000	4.750	(e)	09/01/2030	869,603
City of Mesquite Special Assessment RB for Solterra Public Improvement District Improvement Area A-1 Projects, Series 2023 (NR/NR)
1,275,000	5.500	(e)	09/01/2043	1,188,818

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Texas – (continued)
City of Mesquite Special Assessment RB for Solterra Public Improvement District Improvement Area C-1 Projects Series 2023 (NR/NR)
$411,000	4.625	%(e)	09/01/2030	$398,250
City of Mesquite Special Assessment RB for Solterra Public Improvement District Improvement Area C-1 Projects, Series 2023 (NR/NR)
400,000	5.375	(e)	09/01/2043	374,935
City of Mesquite Special Assessment RB for Solterra Public Improvement District Improvement Area C-2 Projects Series 2023 (NR/NR)
392,000	4.625	(e)	09/01/2030	378,594
City of Mesquite, Dallas and Kaufman Counties Special Assessment RB, Series 2023 Heartland Town Center Public Improvement District Phase 2 Specific Improvements Project (NR/NR)
559,000	5.125	(e)	09/01/2052	507,095
City of Midlothian Special Assessment for Redden Farms Public Improvement District Series 2021 (NR/NR)
410,000	3.500	(e)	09/15/2031	345,258
1,000,000	3.875	(e)	09/15/2041	762,568
City of Midlothian Special Assessment RB for Westside Preserve Public Improvement District Major Improvement Area Project #1 Series 2022 (NR/NR)
565,000	4.375	(e)	09/15/2027	544,339
626,000	4.750	(e)	09/15/2032	586,827
1,417,000	5.250	(e)	09/15/2042	1,284,208
City of Midlothian Special Assessment RB for Westside Preserve Public Improvement District Major Improvement Area Project Series 2022 (NR/NR)
292,000	5.125	(e)	09/15/2027	282,674
310,000	5.500	(e)	09/15/2032	293,421
600,000	6.000	(e)	09/15/2042	567,554
City of North Richland Hills Special Assessment for City Point Public Improvement District Project Series 2019 (NR/NR)
100,000	4.500	(e)	09/01/2025	98,461
50,000	4.875	(e)	09/01/2025	49,351
254,000	4.875	(e)	09/01/2030	239,435
265,000	5.250	(e)	09/01/2030	257,204
381,000	5.250	(e)	09/01/2040	353,961
310,000	5.625	(e)	09/01/2040	292,107
815,000	4.125	(e)	09/01/2049	638,197
City of Oak Point Public Improvement District No. 2 Special Assessment Series 2020 (NR/NR)
160,000	2.500	(e)	09/01/2025	150,630
455,000	3.250	(e)	09/01/2030	391,706
City of Oak Point Special Assessment for Wildridge Public Improvement District No. 1 Project Series 2019 (NR/NR)
25,000	3.125	(e)	09/01/2024	24,492
140,000	3.500	(e)	09/01/2029	126,785
360,000	4.000	(e)	09/01/2039	304,235
City of Oak Point Special Assessment for Wildridge Public Improvement District No. 1 Project Series 2021 (NR/NR)
209,000	2.375	(e)	09/01/2026	189,453
City of Oak Point Special Assessment RB for Wildridge Public Improvement District No. 1 Series 2018 (NR/NR)
250,000	4.000	(e)	09/01/2028	240,445
1,560,000	4.500	(e)	09/01/2048	1,311,759

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Texas – (continued)
City of Pflugerville, Texas Travis and Williamson Counties, Texas Combination Tax and Limited Revenue Certificates of Obligation, Series 2023 (Aa2/NR)
$3,275,000	4.000%		08/01/2049	$2,792,846
City of Pilot Point Special Assessment RB for Creekview Public Improvement Zone A Improvement Project Series 2022 (NR/NR)
404,000	4.875	(e)	09/15/2027	393,667
350,000	5.250	(e)	09/15/2032	339,599
245,000	5.750	(e)	09/15/2032	237,341
City of Pilot Point Special Assessment RB for Creekview Public Improvement Zone B Improvement Project Series 2022 (NR/NR)
366,000	4.875	(e)	09/15/2027	356,639
300,000	5.250	(e)	09/15/2032	291,085
City of Pilot Point Special Assessment RB for Mobberly Public Improvement District Major Improvement Area Series 2022 (NR/NR)
2,127,000	5.500	(e)	09/15/2048	1,979,846
City of Pilot Point, Denton, Grayson, and Cooke Counties Special Assessment RB, Series 2023 Mobberly Public Improvement District Improvement Area 1B Project (NR/NR)
367,000	4.750	(e)	09/15/2030	359,552
City of Plano Collin Creek East Public Improvement District Special Assessment Bonds Series 2021 (NR/NR)
2,875,000	4.375	(e)	09/15/2051	2,171,437
City of Plano Collin Creek West Public Improvement District Special Assessment Bonds Series 2021 (NR/NR)
1,969,000	4.000	(e)	09/15/2051	1,440,481
City of Princeton Special Assessment RB for Arcadia Farms Public Improvement District Phases 5-7 Project Series 2022 (NR/NR)
700,000	4.250	(e)	09/01/2042	583,923
City of Princeton Special Assessment RB for Arcadia Farms Public Improvement District Series 2019 (NR/NR)
33,000	3.500	(e)	09/01/2024	32,435
321,000	3.750	(e)	09/01/2029	294,473
846,000	4.250	(e)	09/01/2039	733,603
City of Princeton Special Assessment RB for Arcadia Farms Public Improvement District Series 2020 (NR/NR)
180,000	3.375	(e)	09/01/2030	157,357
City of Princeton Special Assessment RB for Brookside Public Improvement District Series 2019 (NR/NR)
75,000	4.000		09/01/2024	74,420
415,000	4.250		09/01/2029	399,820
655,000	4.875		09/01/2039	603,959
1,000,000	5.000		09/01/2049	893,100
City of Princeton Special Assessment RB for Brookside Public Improvement District Series 2021 (NR/NR)
289,000	3.375	(e)	09/01/2041	207,920
City of Princeton Special Assessment RB for Eastridge Public Improvement District Improvement Area No. 2 Project Series 2023 (NR/NR)
500,000	4.500	(e)	09/01/2030	483,299
City of Princeton Special Assessment RB for Eastridge Public Improvement District Improvement Area Project Series 2022 (NR/NR)
379,000	4.250	(e)	09/01/2027	369,788
382,000	4.750	(e)	09/01/2032	369,751

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Texas – (continued)
City of Princeton Special Assessment RB for Sicily Public Improvement District Improvement Area No. 1 Project, Series 2023 (NR/NR)
$1,075,000	7.000	%(e)	09/01/2043	$1,040,228
City of Princeton Special Assessment RB for Whitewing Trails Public Improvement District No. 2 Series 2019 (NR/NR)
365,000	4.000	(e)	09/01/2029	342,249
555,000	5.000	(e)	09/01/2029	546,667
City of Princeton Special Assessment RB for Whitewing Trails Public Improvement District Project Series 2023 (NR/NR)
1,000,000	5.125	(e)	09/01/2043	921,955
City of Princeton Special Assessment RB for Winchester Public Improvement District Project Series 2022 (NR/NR)
412,000	4.250	(e)	09/01/2027	401,551
460,000	4.750	(e)	09/01/2032	442,826
City of Princeton Special Assessment RB for Winchester Public Improvement District Series 2020 (NR/NR)
305,000	3.250	(e)	09/01/2030	263,701
City of Princeton Special Assessment RB for Winchester Public Improvement District Series 2021 (NR/NR)
185,000	2.375	(e)	09/01/2026	167,151
469,000	3.250	(e)	09/01/2041	327,754
City of Red Oak Public Improvement District No. 1 Special Assessment Bonds for Improvement Area #1 Project Series 2021 (NR/NR)
235,000	2.625	(e)	09/15/2026	212,267
355,000	3.125	(e)	09/15/2031	287,487
City of Royse City Special Assessment for Creekshaw Public Improvement District Area #1 Series 2020 (NR/NR)
275,000	2.625	(e)	09/15/2025	262,941
405,000	3.375	(e)	09/15/2030	357,664
City of Royse City Special Assessment for Creekshaw Public Improvement District Series 2020 (NR/NR)
225,000	3.625	(e)	09/15/2030	196,464
140,000	4.375	(e)	09/15/2030	130,259
500,000	4.125	(e)	09/15/2040	414,410
400,000	4.875	(e)	09/15/2040	354,441
City of Royse City Special Assessment for Waterscape Public Improvement District Improvement Series 2019 (NR/NR)
75,000	3.750	(e)	09/15/2024	73,922
370,000	4.125	(e)	09/15/2029	352,146
1,050,000	4.625	(e)	09/15/2039	938,292
City of Sachse Special Assessment for Public Improvement District No. 1 Series 2020 (NR/NR)
295,000	2.500	(e)	09/15/2025	276,596
305,000	3.250	(e)	09/15/2030	259,491
City of Sachse Special Assessment RB for Sachse Public Improvement District Project Series 2022 (NR/NR)
665,000	6.000	(e)	09/15/2050	657,153
City of San Antonio Electric & Gas Systems Variable Rate Junior Lien Revenue Refunding Bonds Series 2015A (Aa3/A+)
26,495,000	1.750	(a)(b)	02/01/2033	25,634,098
City of San Antonio Electric & Gas Systems Variable Rate Junior Lien Revenue Refunding Bonds Series 2015C (Aa3/A+)
30,610,000	1.750	(a)(b)	12/01/2045	29,615,389
City of San Marcos Special Assessment for Whisper Public Improvement District Series 2020 (NR/NR)
265,000	4.375		09/01/2025	262,638
500,000	4.875		09/01/2030	478,828

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Texas – (continued)
City of San Marcos Special Assessment for Whisper Public Improvement District Series 2020 (NR/NR) – (continued)
$635,000	5.375%		09/01/2040	$597,719
City of San Marcos Special Assessment RB for Whisper South Public Improvement Project 2022 (NR/NR)
300,000	3.750	(e)	09/01/2027	281,030
425,000	4.000	(e)	09/01/2032	381,074
1,221,000	4.250	(e)	09/01/2042	994,271
City of Santa Fe Special Assessment RB for Mulberry Farms Public Improvement District Series 2022 (NR/NR)
146,000	4.375	(e)	09/01/2027	140,110
City of Sinton Special Assessment RB Series 2022 (NR/NR)
382,000	4.375	(e)	09/01/2027	360,193
659,000	4.750	(e)	09/01/2032	598,500
City of Tomball Special Assessment RB for Raburn Reserve Public Improvement District Improvement Area No. 2 Series 2023 (NR/NR)
250,000	4.875	(e)	09/15/2033	243,479
City of Tomball Special Assessment RB for Raburn Reserve Public Improvement District Improvement Area No. 3 Series 2023 (NR/NR)
283,000	5.000	(e)	09/15/2033	273,945
City of Venus Special Assessment RB for Patriot Estates Public Improvement Project Series 2021 (NR/NR)
1,110,000	3.375	(e)	09/15/2041	810,025
City of Waxahachie Special Assessment RB for North Grove Public Improvement Area Project Series 2022 (NR/NR)
1,125,000	5.500	(e)	08/15/2052	1,036,637
Clifton Higher Education Finance Corp. RB for YES Prep Public Schools, Inc. Series 2020 (PSF-GTD) (Aaa/NR)
700,000	4.000		04/01/2031	694,483
575,000	4.000		04/01/2035	559,862
1,345,000	4.000		04/01/2037	1,261,263
Clifton Higher Education Finance Corp. RB Refunding for IDEA Public Schools Series 2017 (PSF-GTD) (NR/AAA)
4,370,000	4.000		08/15/2036	4,121,803
3,875,000	4.000		08/15/2037	3,604,158
Club Municipal Management District Special Assessment RB Series 2021 (NR/NR)
470,000	3.000	(e)	09/01/2031	385,392
930,000	3.250	(e)	09/01/2041	659,600
Comal Independent School District GO Refunding Bonds Series 2017 (PSF-GTD) (Aaa/NR)
1,970,000	5.000		02/01/2025	1,999,900
2,095,000	5.000		02/01/2026	2,149,156
Conroe Local Government Corp. Conroe Convention Center Hotel Series 2021 A (NR/BBB-)
475,000	2.500		10/01/2031	379,299
Conroe Local Government Corp. Conroe Convention Center Hotel Series 2021 B (NR/BB-)
325,000	3.500	(e)	10/01/2031	262,669
Conroe Local Government Corp. Conroe Convention Center Hotel Series 2021 C (A2/NR)
75,000	5.000		10/01/2028	78,731
90,000	5.000		10/01/2029	95,129
95,000	5.000		10/01/2030	101,241
75,000	5.000		10/01/2031	80,198
75,000	5.000		10/01/2032	79,926
145,000	5.000		10/01/2033	154,389

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Texas – (continued)
Conroe Local Government Corp. Conroe Convention Center Hotel Series 2021 C (A2/NR) – (continued)
$160,000	5.000%		10/01/2034	$171,132
175,000	5.000		10/01/2035	186,137
175,000	5.000		10/01/2036	184,428
500,000	4.000		10/01/2041	434,217
County of Hays Special Assessment for La Cima Public Improvement District Series 2020 (NR/NR)
215,000	2.500	(e)	09/15/2025	201,421
350,000	3.250	(e)	09/15/2030	295,554
County of Medina Woodlands Public Improvement District Special Assessment for Improvement Area #1 Project Series 2021 (NR/NR)
195,000	3.500	(e)	09/01/2026	176,931
395,000	4.125	(e)	09/01/2031	347,550
Crandall Independent School District UT School Building Bonds Series 2023 (PSF-GTD) (NR/AAA)
1,125,000	5.000		08/15/2053	1,151,528
Crane Independent School District UT School Building Bonds Series 2023 (PSF-GTD) (NR/AAA)
1,770,000	4.125		02/15/2048	1,570,712
Crowley Independent School District UT Refunding Bonds Series 2016B (PSF-GTD) (Aaa/NR)
2,550,000	5.000	(h)	08/01/2025	2,600,455
Dallas-Fort Worth International Airport Joint RB Refunding Series 2014 A (NR/A+)
2,500,000	5.250		11/01/2030	2,500,954
Ector County Hospital District GO Refunding Bonds Series 2020 (Baa2/BBB-)
320,000	5.000		09/15/2025	319,311
Edinburg Economic Development Corp. Sales Tax RB Series 2019 (NR/NR)
235,000	4.000	(e)	08/15/2029	216,767
775,000	4.500	(e)	08/15/2035	681,476
575,000	5.000	(e)	08/15/2044	507,431
Edinburg Economic Development Corp. Sales Tax RB Series 2021 A (NR/NR)
1,175,000	3.125		08/15/2036	899,895
950,000	3.250		08/15/2041	664,401
Fort Worth Special Assessment RB for Fort Worth Public Improvement District No. 17 Major Improvement Project Series 2017 (NR/NR)
285,000	5.000	(e)	09/01/2027	277,948
225,000	5.000	(e)	09/01/2032	213,199
330,000	5.125	(e)	09/01/2037	304,912
Frisco Independent School District, Collin and Denton Counties, UT School Building and Refunding Bonds, Series 2023 (PSF-GTD) (Aaa/AAA)
1,575,000	5.000		02/15/2035	1,725,686
1,675,000	5.000		02/15/2036	1,818,017
1,340,000	5.000		02/15/2037	1,437,103
Grand Parkway Transportation Corp. System RB Subordinate Tier Series 2018 A (NR/AA+)
18,225,000	5.000		10/01/2037	18,758,819
Grand Parkway Transportation Corp. System Toll Convertible RB Series 2013 B (NR/AA+)
2,950,000	0.000	(c)	10/01/2046	3,097,301
4,075,000	0.000	(c)	10/01/2047	4,283,221

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Texas – (continued)
Gulfgate Redevelopment Authority Tax Allocation Refunding for City of Houston TX Reinvestment Zone No. 8 Series 2020 (AGM) (NR/AA)
$470,000	5.000%		09/01/2027	$481,363
500,000	5.000		09/01/2028	514,021
745,000	5.000		09/01/2029	768,675
465,000	4.000		09/01/2031	449,638
415,000	4.000		09/01/2033	398,755
650,000	4.000		09/01/2034	624,222
580,000	4.000		09/01/2036	547,237
Harlandale Independent School District UT Refunding Bonds Series 2015A (PSF-GTD) (NR/AAA)
5,745,000	4.000	(h)	08/15/2025	5,758,597
Harris County Cultural Education Facilities Finance Corp. Hospital Revenue Refunding Bonds for Memorial Hermann Health System Series 2020C (Aa3/A+)
3,000,000	5.000	(a)(b)	06/01/2032	3,022,172
Harris County Cultural Education Facilities Finance Corp. RB for Memorial Hermann Health System Obligated Group Series 2019 B-2 (Aa3/A+)
5,470,000	5.000	(a)(b)	07/01/2049	5,510,427
Harris County Cultural Education Facilities Finance Corp. RB Refunding for Baylor College of Medicine Series 2019 A (NR/A) (SOFR + 0.73%)
7,050,000	4.440	(b)(d)	11/15/2046	7,049,492
Harris County Cultural Education Facilities Finance Corp. RB Refunding for Texas Medical Center Series 2019 A (A1/AA-)
1,575,000	5.000		05/15/2030	1,639,915
Harris County Industrial Development Corporation Marine Terminal Refunding RB Energy Transfer LP Project Series 2023 (Baa3/BBB)
10,425,000	4.050	(a)(b)	11/01/2050	9,925,101
Harris County UT Road Refunding Bonds Series 2023A (Aaa/NR)
3,335,000	4.250		09/15/2048	2,997,632
Hays County Special Assessment RB for La Cima Public Improvement District Neighborhood Improvement Project Series 2022 (NR/NR)
615,000	4.750	(e)	09/15/2027	603,927
700,000	4.875	(e)	09/15/2032	676,334
Hickory Creek Texas Special Assessment RB for Hickory Farms Public Improvement Series 2019 (NR/NR)
580,000	4.000	(e)	09/01/2029	551,296
Hickory Creek Texas Special Assessment RB for Public Improvement District No. 1 Series 2017 (NR/BBB-)
95,000	3.000		09/01/2024	92,557
100,000	3.500		09/01/2025	95,943
100,000	3.500		09/01/2026	94,185
105,000	3.500		09/01/2027	97,460
Highland Park Independent School District UT School Building Bonds Series 2023 (PSF-GTD) (NR/AAA)
1,250,000	5.250		02/15/2039	1,341,278
2,195,000	5.250		02/15/2040	2,343,886
2,340,000	5.250		02/15/2042	2,480,901
2,390,000	5.250		02/15/2043	2,530,559
Houston Airport System RB Refunding for United Airlines, Inc. Series 2020 A (NR/NR)
830,000	5.000		07/01/2027	825,314

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Texas – (continued)
Houston Airport System RB Refunding for United Airlines, Inc. Series 2020 B-2 (NR/NR)
$5,880,000	5.000%		07/15/2027	$5,847,004
Houston Airport System RB Refunding for United Airlines, Inc. Series 2020 C (NR/NR)
2,600,000	5.000		07/15/2027	2,585,410
Houston Airport System RB Refunding Subordinate Lien Series 2018 B (A1/NR)
360,000	5.000		07/01/2031	376,366
325,000	5.000		07/01/2032	339,752
Houston Airport System RB Refunding Subordinate Lien Series 2018 D (A1/NR)
1,000,000	5.000		07/01/2029	1,053,299
2,175,000	5.000		07/01/2030	2,274,114
Houston Higher Education Finance Corp. RB for Houston Baptist University Series 2021 (NR/BBB-)
440,000	3.375		10/01/2037	345,645
Houston Housing Finance Corp. Multifamily Housing Revenue Notes for Summerdale Apartments Series 2023 (Aaa/NR)
2,440,000	5.000	(a)(b)	08/01/2041	2,468,921
Houston Independent School District Limited Tax GO Refunding Bonds Series 2017 (PSF-GTD) (Aaa/AAA)
3,425,000	4.000		02/15/2042	3,069,675
Hutto Independent School District UT School Building Bonds Series 2023 (PSF-GTD) (Aaa/AAA)
2,250,000	5.000		08/01/2048	2,334,291
2,000,000	5.000		08/01/2053	2,067,912
Joshua Farms Municipal Management District No. 1, Johnson County, Special Assessment RB, Series 2023 Improvement Areas 1-2 Project (NR/NR)
1,617,000	5.250	(e)	09/01/2043	1,485,692
Justin Special Assessment RB for Timberbrook Public Improvement District No. 1 Major Improvement Area Project Series 2018 (NR/NR)
1,315,000	5.000	(e)	09/01/2038	1,243,503
Kaufman County Fresh Water Supply District No. 1-D GO Bonds Series 2021 (NR/NR)
145,000	2.000		09/01/2024	139,450
150,000	2.000		09/01/2025	138,541
150,000	2.000		09/01/2026	133,405
150,000	2.000		09/01/2027	129,204
155,000	2.000		09/01/2028	129,127
160,000	2.000		09/01/2029	129,361
Kermit Independent School District UT School Building Bonds Series 2023 (PSF-GTD) (NR/AAA)
2,500,000	5.000		02/15/2048	2,567,659
2,460,000	5.000		02/15/2053	2,505,816
Leander Independent School District School Building Capital Appreciation GO Bonds Series 2014 C (PSF-GTD) (NR/NR)
29,490,000	0.000	(f)(h)	08/15/2024	9,215,469
Love Field Airport Modernization Corp. General Airport Revenue Refunding Bonds Series 2021 (NR/A)
3,620,000	5.000		11/01/2027	3,704,784
Lower Colorado River Authority LCRA Transmission Services Corp. Project RB Refunding Series 2019 (NR/A)
2,035,000	5.000		05/15/2030	2,142,160
1,520,000	5.000		05/15/2031	1,598,770

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Texas – (continued)
Lubbock Independent School District GO Bonds Series 2019 (PSF-GTD) (Aaa/AAA)
$1,250,000	4.000%		02/15/2040	$1,147,013
Mansfield Independent School District Unlimited Tax School Building Bonds Series 2015 (PSF-GTD) (Aaa/NR)
6,640,000	5.000	(h)	02/15/2025	6,740,168
Matagorda County Navigation District Number One Pollution Control Revenue Refunding Bonds for Central Power and Light Company Project Series 1996 (Baa2/A-)
2,660,000	4.250		05/01/2030	2,538,879
Matagorda County Texas Navigation District No. 1 PCRB Refunding for Central Power & Light Co. Project Series 2001 A (Baa2/A-)
6,350,000	2.600		11/01/2029	5,491,611
Maypearl Independent School District Unlimited Tax School Building Bonds Series 2023 (PSF-GTD) (NR/AAA)
1,350,000	5.000		02/15/2048	1,380,356
Memorial-Heights Redevelopment Authority RB for City of Houston Reinvestment Zone No. 5 Series 2021 (AGM) (NR/AA)
2,500,000	3.000		09/01/2043	1,750,272
1,500,000	3.000		09/01/2048	971,114
Mission Economic Development Corp. Senior Lien RB for Natgasoline Project Series 2018 (NR/BB-)
5,575,000	4.625	(e)	10/01/2031	5,335,825
Mission Economic Development Corporation Solid Waste Disposal RB Waste Management, Inc. Project Series 2023A (NR/A-/A-2)
4,850,000	4.250	(a)(b)	06/01/2048	4,836,779
Mitchell County Hospital District GO Bonds Series 2020 (NR/NR)
710,000	5.250		02/15/2030	678,312
405,000	5.375		02/15/2035	386,863
Montgomery County Toll Road Authority Senior Lien RB Series 2018 (NR/BBB-)
710,000	5.000		09/15/2033	712,678
750,000	5.000		09/15/2034	752,132
790,000	5.000		09/15/2035	790,768
Montgomery County Toll Road Authority Senior Lien Toll Road RB Series 2018 (NR/BBB-)
1,650,000	5.000		09/15/2030	1,656,734
New Hope Cultural Education Facilities Finance Corp Revenue & Refunding Bonds Series 2021 (Ba2/BB+)
1,585,000	4.000	(e)	08/15/2036	1,316,040
New Hope Cultural Education Facilities Finance Corp. Education Revenue Refunding Bonds for Jubilee Academic Center Series 2021 (Ba2/BB+)
1,950,000	4.000	(e)	08/15/2041	1,488,628
New Hope Cultural Education Facilities Finance Corp. RB for CHF-Collegiate Housing College Station I LLC Series 2014 A (AGM) (A1/AA)
250,000	5.000		04/01/2046	231,539
New Hope Cultural Education Facilities Finance Corp. RB Refunding for Wichita Falls Retirement Foundation Obligated Group Series 2021 (NR/NR)
510,000	2.000		01/01/2026	473,483
1,200,000	4.000		01/01/2031	1,038,799
New Hope Cultural Education Facilities Finance Corp. Retirement Facility RB Series 2021 (NR/NR)
1,500,000	4.000		11/01/2055	1,107,072

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Texas – (continued)
New Hope Cultural Education Facilities Finance Corp. Senior Living RB for Sanctuary LTC Project Series 2021A-1 (NR/NR)
$4,525,000	5.500%		01/01/2057	$3,074,387
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Cityscape Schools, Inc. Series 2019 A (NR/BBB-)
335,000	4.000	(e)	08/15/2029	310,826
610,000	5.000	(e)	08/15/2039	553,943
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Collegiate Housing Island Campus Project Series 2017 A (WR/NR)
765,000	5.000		04/01/2027	797,779
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Station I, LLC - Texas A&M University Collegiate Housing Corpus Christi Project Series 2014 A (NR/NR)
1,000,000	5.000	(h)	04/01/2024	1,004,875
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Station II, LLC - Texas A&M University Collegiate Housing Corpus Christi Project Series 2016 A (WR/NR)
275,000	4.000		04/01/2024	274,847
365,000	4.000		04/01/2025	365,050
375,000	4.000		04/01/2026	375,899
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Tarleton State University Collegiate Housing Project Series 2015 A (WR/NR)
250,000	5.000	(h)	04/01/2025	253,627
North Texas Municipal Water District Water System Revenue Refunding Bonds Series 2021A (Aa1/AAA)
5,125,000	5.000		09/01/2029	5,494,468
North Texas Tollway Authority RB Convertible Capital Appreciation Special Project System Series 2011 (NR/NR)
1,000,000	7.000	(h)	09/01/2031	1,194,272
North Texas Tollway Authority RB for Second Tier Series 2021 B (A1/A+)
1,725,000	4.000		01/01/2040	1,578,607
North Texas Tollway Authority RB Refunding for First Tier Series 2017 A (Aa3/AA-)
5,000,000	5.000		01/01/2038	5,103,362
North Texas Tollway Authority RB Refunding for Second Tier Series 2017 B (A1/A+)
2,000,000	5.000		01/01/2032	2,048,708
1,500,000	5.000		01/01/2048	1,475,129
North Texas Tollway Authority System RB Refunding for Capital Appreciation First Tier Series 2008 I (Aa3/NR)
6,000,000	6.500	(h)	01/01/2025	6,176,987
Northside Independent School District, Bexar County UT School Building and Refunding Bonds, Series 2023A (PSF-GTD) (Aaa/NR)
1,930,000	4.000		08/15/2045	1,716,560
Northside Independent School District, Bexar County, Variable Rate UT School Building Bonds, Series 2023B (PSF-GTD) (Aaa/NR)
5,000,000	3.000	(a)(b)	08/01/2053	4,824,360
Pasadena Independent School District Variable Rate UT School Building Bonds (PSF-GTD) (Aaa/AAA)
3,280,000	1.500	(a)(b)	02/15/2044	3,199,552

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Texas – (continued)
Perryton Independent School District Unlimited Tax School Building Bonds Series 2023 (PSF-GTD) (NR/AAA)
$2,775,000	4.125%		08/15/2048	$2,495,142
Plainview Independent School District Adjustable Rate UT School Building Bonds Series 2020B (PSF-GTD) (Aaa/NR)
2,100,000	4.000	(a)(b)	02/15/2050	2,082,671
Port Arthur Independent School District Unlimited Tax School Building Bonds Series 2015A (PSF-GTD) (Aaa/NR)
8,550,000	5.000	(h)	02/15/2025	8,673,282
Port Beaumont Navigation District RB for Jefferson 2020 Bond Lessee & Borrower LLC Obligated Group Series 2021 A (NR/NR)
750,000	1.875	(e)	01/01/2026	684,435
550,000	2.000	(e)	01/01/2027	483,760
575,000	2.125	(e)	01/01/2028	488,697
800,000	2.250	(e)	01/01/2029	658,729
850,000	2.500	(e)	01/01/2030	685,314
800,000	2.625	(e)	01/01/2031	629,043
Port Beaumont Navigation District RB Refunding for Jefferson 2020 Bond Lessee & Borrower LLC Obligated Group Series 2020 A (NR/NR)
3,470,000	3.625	(e)	01/01/2035	2,682,563
Port Beaumont Navigation District RB Refunding for Jefferson 2020 Bond Lessee & Borrower LLC Obligated Group Series 2020 B (NR/NR)
3,690,000	6.000	(e)	01/01/2025	3,471,046
Port of Beaumont Industrial Development Authority RB for Jefferson 2020 Bond Lessee & Borrower LLC Obligated Group Series 2021 B (NR/NR)
13,100,000	4.100	(e)	01/01/2028	10,358,784
Prosper Independent School District Adjustable Rate UT School Building Bonds Series 2019B (PSF-GTD) (Aaa/NR)
2,600,000	4.000	(a)(b)	02/15/2050	2,579,928
Rockwall Independent School District UT Refunding Bonds Series 2015 (PSF-GTD) (Aaa/AAA)
3,000,000	5.000	(h)	02/15/2025	3,039,262
Royse City Special Assessment RB for Creekshaw Public Improvement District Improvement Area Project Series 2022 (NR/NR)
140,000	4.875	(e)	09/15/2027	137,242
284,000	5.250	(e)	09/15/2032	275,515
590,000	5.875	(e)	09/15/2042	563,401
Royse Special Assessment RB for Parkside Village Public Improvement District Series 2019 (NR/NR)
75,000	3.250	(e)	09/15/2024	73,386
355,000	3.625	(e)	09/15/2029	323,102
1,250,000	4.125	(e)	09/15/2039	1,067,078
Sherman Independent School District Unlimited Tax School Building Bonds Series 2023-B (PSF-GTD) (Aaa/AAA)
8,000,000	5.000		02/15/2048	8,222,632
11,500,000	5.000		02/15/2053	11,757,832
Southwest Houston Redevelopment Authority RB for City of Houston TX Reinvestment Zone No. 20 Series 2020 (AGM) (NR/AA)
285,000	5.000		09/01/2027	292,819
335,000	5.000		09/01/2029	347,411
395,000	4.000		09/01/2032	393,576
395,000	4.000		09/01/2034	387,731
615,000	4.000		09/01/2036	585,298

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Texas – (continued)
Southwest Houston Redevelopment Authority RB for City of Houston TX Reinvestment Zone No. 20 Series 2020 (AGM) (NR/AA) – (continued)
$1,040,000	2.625%		09/01/2038	$737,624
1,230,000	2.750		09/01/2039	872,676
1,200,000	2.750		09/01/2040	831,446
Spring Independent School District UT School Building Bonds Series 2023 (Aa2/AA-)
4,725,000	4.000		08/15/2052	3,977,443
State of Texas College Student Loan GO Unlimited Bonds Series 2019 (Aaa/AAA)
5,905,000	5.000		08/01/2026	6,049,661
4,590,000	5.000		08/01/2027	4,742,805
5,010,000	5.000		08/01/2028	5,224,718
6,835,000	5.000		08/01/2029	7,155,558
Tarrant County Cultural Education Facilities Finance Corp. RB for Christus Health Series 2018B (A1/A+)
8,770,000	5.000		07/01/2035	9,103,527
Tarrant County Cultural Education Facilities Finance Corporation Christus Health Obligation Group RB Series 2018 B (A1/A+)
4,885,000	5.000		07/01/2036	5,040,887
Tarrant County Hospital District LT Bonds Series 2023 (Aa1/NR)
2,200,000	4.250		08/15/2053	1,959,324
Texas Department of Housing and Community Affairs Multifamily Housing RB for North Grand Villas Series 2023 (FHA 221(D4)) (Aaa/NR)
915,000	5.000	(a)(b)	08/01/2026	920,726
Texas Department of Housing and Community Affairs Multifamily Housing Revenue Notes for Aspen Park Series 2023 (Aaa/NR)
2,095,000	5.000	(a)(b)	03/01/2041	2,106,404
Texas Municipal Gas Acquisition & Supply Corp. I RB Senior Lien Series 2006 B (A1/A-) (3M USD LIBOR + 0.70%)
3,570,000	4.500	(d)	12/15/2026	3,536,735
Texas Municipal Gas Acquisition & Supply Corp. I RB Senior Lien Series 2008 D (A1/A-)
3,085,000	6.250		12/15/2026	3,149,543
Texas Municipal Gas Acquisition & Supply Corp. II RB Series 2007 B (A1/A-) (SIFMA Municipal Swap Index Yield + 0.55%)
1,865,000	4.530	(d)	09/15/2027	1,836,115
Texas Municipal Gas Acquisition & Supply Corp. III Gas Supply Revenue Refunding Bonds Series 2021 (A2/BBB+)
2,000,000	5.000		12/15/2024	1,998,189
2,500,000	5.000		12/15/2025	2,495,181
8,740,000	5.000		12/15/2032	8,580,686
Texas Municipal Gas Acquisition and Supply Corp. II RB for LIBOR Index Rate Series 2012 C (A1/A-) (3M USD LIBOR + 0.69%)
55,565,000	4.433	(d)	09/15/2027	54,209,236
Texas Municipal Gas Acquisition and Supply Corp. III Gas Supply Revenue Refunding Bonds Series 2021 (A2/BBB+)
2,500,000	5.000		12/15/2028	2,485,558
Texas Private Activity Bond Surface Transportation Corporation Senior Lien RB for NTE Mobility Partners LLC North Tarrant Express Project, Series 2023 (Baa1/NR)
4,165,000	5.500		12/31/2058	4,240,874

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Texas – (continued)
Texas Private Activity Bond Surface Transportation Corporation Senior Lien RB for NTE Mobility Partners LLC North Tarrant Express Project, Series 2023 (NR/AAA)
$2,300,000	5.000	%(g)	10/15/2058	$2,364,476
Texas Private Activity Bonds Surface Transportation Corp. RB Refunding for NTE Mobility Partners LLC Series 2019 A (Baa1/NR)
7,040,000	5.000		12/31/2032	7,310,260
7,030,000	5.000		12/31/2036	7,182,950
Texas Private Activity Bonds Surface Transportation Corp. RB Senior Lien for Mobility Partners Segment 3 LLC Series 2019 (Baa2/NR)
10,520,000	5.000		06/30/2058	10,020,408
Texas Public Finance Authority Texas Southern University Revenue Financing System Bonds Series 2023 (BAM) (NR/AA)
600,000	5.250		05/01/2039	615,916
500,000	5.250		05/01/2041	510,068
Texas Public Finance Authority Texas Southern University Revenue Financing System Bonds, Series 2023 (BAM) (NR/AA)
500,000	5.250		05/01/2042	508,505
Texas Transportation Commission Central Texas Turnpike System RB 2nd Tier Revenue Refunding Bonds Series 2015-C (Baa1/A-)
1,495,000	5.000		08/15/2042	1,408,906
Texas Transportation Commission Central Texas Turnpike System RB Second Tier Revenue Refunding Bonds Series 2015-C (Baa1/A-)
1,525,000	5.000		08/15/2028	1,525,663
Texas Transportation Commission GO Mobility Fund Refunding Bonds, Series 2014 (Aaa/AAA)
6,500,000	4.000	(h)	04/01/2024	6,502,699
The Lakes Fresh Water Supply District of Denton County UT Road Bonds Series 2022 (AGM) (A1/AA)
3,230,000	3.000		09/01/2047	2,084,570
Town of Lakewood Village Special Assessment RB for Lakewood Village Public Improvement District Project Series 2022 (NR/NR)
400,000	4.375	(e)	09/15/2027	385,510
445,000	4.750	(e)	09/15/2032	417,451
1,200,000	5.250	(e)	09/15/2042	1,088,796
Town of Little Elm Special Assessment RB for Spiritas East Public
Improvement Project Series 2022 (NR/NR)
139,000	3.250	(e)	09/01/2027	126,872
205,000	3.500	(e)	09/01/2032	169,172
Town of Little Elm Special Assessment RB for Valencia Public Improvement District Project Series 2022 (NR/NR)
424,000	6.000	(e)	09/01/2027	425,154
712,000	6.125	(e)	09/01/2032	718,040
Town of Little Elm Special Assessment RB for Valencia Public Improvement Project Series 2021 (NR/NR)
831,000	4.000	(e)	09/01/2047	636,132
Town of Little Special Assessment RB for Hillstone Pointe Public Improvement District No. 2 Phases 2-3 Project Series 2018 (NR/NR)
360,000	5.250	(e)	09/01/2028	363,458
Town of Little Special Assessment RB for Lakeside Estates Public Improvement District No. 2 Project Series 2017 (NR/NR)
170,000	4.500	(e)	09/01/2027	167,720

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Texas – (continued)
Travis County Development Authority Contract Assessment RB for Turner’s Crossing Public Improvement District Improvement Area Project Series 2022 (NR/NR)
$868,000	5.375	%(e)	09/01/2042	$818,791
University Houston Consolidated RB Refunding Series 2017 C (Aa2/AA)
8,500,000	3.250		02/15/2041	6,589,240
University of Texas System Revenue Financing System RB Refunding Series 2017 C (Aaa/AAA)
1,500,000	5.000		08/15/2026	1,552,614
Uptown Development Authority Tax Allocation Refunding Bonds for City of Houston Reinvestment Zone No. 16 Series 2021 (Baa2/NR)
655,000	5.000		09/01/2031	658,839
950,000	3.000		09/01/2034	771,881
Viridian Municipal Management District Special Assessment Bonds Series 2020 (NR/NR)
194,000	2.375		12/01/2025	180,071
308,000	2.875		12/01/2030	253,912
Viridian Municipal Management District Tarrant County Special Assessment RB Series 2018 (NR/NR)
90,000	4.000		12/01/2023	89,877
520,000	4.250		12/01/2029	498,644
1,159,000	4.625		12/01/2035	1,077,025
1,604,000	5.000		12/01/2045	1,441,261
Westside 211 Special Improvement District Limited Ad Valorem Tax Subordinate Lien Sales Use Tax Road Bonds Series 2022 (Baa3/NR)
740,000	5.375		08/15/2042	704,687
1,000,000	5.625		08/15/2052	950,483
Westside 211 Special Improvement Project District LT & Subordinate Lien Sales & Use Tax Road Bonds Series 2021 (Baa3/NR)
325,000	3.000		08/15/2034	265,766
345,000	3.000		08/15/2036	266,752
745,000	3.000		08/15/2039	527,293
Yoakum Independent School District Unlimited Tax School Buliding Bonds Series 2023 (PSF-GTD) (NR/AAA)
1,000,000	4.250		02/15/2048	925,540

				751,103,217

Utah - 0.9%
Black Desert Public Infrastructure District GO Bonds Series 2021 A (NR/NR)
1,675,000	3.250	(e)	03/01/2031	1,448,882
1,875,000	3.500	(e)	03/01/2036	1,501,869
1,900,000	3.750	(e)	03/01/2041	1,434,174
Jordan School District GO School Building Bonds Series 2019 B (SCH BD GTY) (Aaa/NR)
2,750,000	5.000		06/15/2027	2,890,273
Medical School Campus Public Infrastructure District GO Bonds Series 2020 A (NR/NR)
3,875,000	5.250	(e)	02/01/2040	3,087,729
Salt Lake City Corporation Airport RB Series 2018 A (A2/A+)
3,110,000	5.000		07/01/2037	3,134,228
Salt Lake City International Aiport RB Series 2018A (A2/A+)
7,350,000	5.250		07/01/2048	7,397,549

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Utah – (continued)
Salt Lake City International Aiport RB Series 2018A (AMT) (A2/A+)
$4,000,000	5.000%		07/01/2029	$4,104,674
Salt Lake City International Airport RB Series 2018A (A2/A+)
10,525,000	5.000		07/01/2036	10,668,461
5,000,000	5.000		07/01/2038	5,015,851
Salt Lake City International Airport RB Series 2021A (A2/A+)
2,000,000	5.000		07/01/2046	1,981,420
1,500,000	4.000		07/01/2051	1,226,559
Salt Lake City International Airport RB Series 2023A (A2/A+)
2,800,000	5.250		07/01/2048	2,872,196
Salt Lake City Public Utilities RB Series 2022 (Aa1/AAA)
9,210,000	5.000		02/01/2052	9,481,663
Salt Lake City RB for International Airport Series 2018 A (A2/A+)
5,500,000	5.000		07/01/2030	5,630,982
Utah Charter School Finance Authority Charter School RB for Beehive Science & Technology Academy Project Series 2021A (NR/NR)
2,325,000	4.000	(e)	10/15/2041	1,691,065
Utah Charter School Finance Authority Charter School RB Series 2022A (NR/BB+)
1,610,000	5.625	(e)	06/15/2042	1,497,254
Utah Charter School Finance Authority Charter School Revenue Refunding Bonds Series 2022A (NR/BB)
500,000	4.000	(e)	07/15/2037	395,451
3,485,000	4.250	(e)	07/15/2050	2,488,985
Utah Charter School Finance Authority Charter School Revenue Refunding Bonds Series 2022B (NR/BB)
95,000	5.750	(e)	07/15/2026	91,605
Utah Charter School Finance Authority RB for Bridge Elementary Project Series 2021A (NR/NR)
890,000	4.000	(e)	06/15/2041	648,918
Utah Charter School Finance Authority RB Refunding for Summit Academy, Inc. Series 2019 A (UT CSCE) (NR/AA)
700,000	5.000		04/15/2039	700,015
625,000	5.000		04/15/2044	607,504
1,150,000	5.000		04/15/2049	1,094,555
Utah Transit Authority Sales Tax RB Refunding Subordinate Series 2015 A (Aa2/AA+)
3,065,000	4.000	(h)	06/15/2025	3,075,977

				74,167,839

Vermont - 0.1%
University of Vermont State Agricultural College GO Bonds Series 2017 (Aa3/A+)
1,290,000	5.000		10/01/2043	1,301,583
Vermont Economic Development Authority RB Refunding for Wake Robin Corp. Series 2017 A (NR/NR)
745,000	5.000		05/01/2025	744,858
585,000	5.000		05/01/2026	584,138
Vermont Economic Development Authority Solid Waste Disposal
RB for Casella Waste System Project Series 2022 (B1/B+)
2,175,000	5.000	(a)(b)(e)	06/01/2052	2,161,943
Vermont Educational and Health Buildings Financing Agency RB
Saint Michael’S College Project, Series 2023 (NR/BBB-)
2,700,000	5.500	(e)	10/01/2043	2,490,811

				7,283,333

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Virgin Islands - 0.1%
Virgin Islands Public Finance Authority RB Refunding for Virgin Islands Gross Receipts Taxes Loan Note Series 2014 C (NR/NR)
$4,700,000	5.000	%(e)	10/01/2039	$3,839,145
Virgin Islands Public Finance Authority RB Series 2014 A (AGM-CR) (A1/AA)
5,000,000	5.000	(e)	10/01/2034	5,013,647

				8,852,792

Virginia - 1.5%
Fairfax County Economic Development Authority Residential Care Facilities Mortgage RB Refunding for Goodwin House Incorporated Series 2016 A (NR/NR)
1,250,000	4.000	(h)	10/01/2024	1,273,076
Fairfax County Public Improvement Bonds Series 2022A (ST AID WITHHLDG) (Aaa/AAA)
2,500,000	4.000		10/01/2025	2,514,165
Farmville Industrial Development Authority RB Refunding for Longwood Housing Foundation LLC Series 2020 A (NR/BBB-)
3,000,000	5.000		01/01/2040	2,740,554
Halifax County IDA Recovery Zone Facility RB Series 2010A (NON-AMT) (A2/BBB+)
4,375,000	1.650	(a)(b)	12/01/2041	4,268,265
Norfolk Redevelopment and Housing Authority Multifamily Housing RB Braywood Manor Apartments, Series 2023 (HUD SECT 8) (Aaa/NR)
4,215,000	5.000	(a)(b)	05/01/2043	4,250,383
Salem Economic Development Authority RB Refunding for Roanoke College Series 2020 (NR/BBB+)
350,000	5.000		04/01/2027	353,999
350,000	5.000		04/01/2028	355,594
405,000	5.000		04/01/2029	412,213
350,000	5.000		04/01/2030	355,906
650,000	5.000		04/01/2031	659,419
265,000	5.000		04/01/2032	268,222
570,000	5.000		04/01/2033	575,909
235,000	5.000		04/01/2034	237,602
885,000	5.000		04/01/2035	892,688
250,000	5.000		04/01/2036	250,554
1,030,000	5.000		04/01/2037	1,016,256
410,000	4.000		04/01/2039	348,365
265,000	4.000		04/01/2040	222,199
Tobacco Settlement Financing Corp. RB for Capital Appreciation Subseries 2007 A-1 (B3/B-)
8,670,000	6.706		06/01/2046	7,175,254
Tobacco Settlement Financing Corp. RB for Capital Appreciation Subseries 2007 C (NR/CCC-)
122,865,000	0.000	(f)	06/01/2047	29,375,130
Tobacco Settlement Financing Corp. RB for Capital Appreciation Subseries 2007 D (NR/CCC-)
13,500,000	0.000	(f)	06/01/2047	3,154,409
University of Virginia Rector & Visitors General Revenue Pledge Refunding Bonds Series 2015A (Aaa/AAA)
20,705,000	5.000		04/01/2045	20,906,528
Virginia College Building Authority Educational Facilities RB for Regent University Project Series 2021 (NR/BBB)
250,000	5.000		06/01/2024	249,592

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Virginia – (continued)
Virginia College Building Authority RB Refunding for Regent University Project Series 2021 (NR/BBB)
$300,000	5.000%		06/01/2028	$304,176
325,000	5.000		06/01/2029	330,249
300,000	5.000		06/01/2031	305,358
875,000	4.000		06/01/2036	789,551
Virginia Housing Development Authority RB for Rental Housing Series 2019 E (Aa1/AA+)
2,445,000	1.400		12/01/2023	2,433,503
Virginia Housing Development Authority RB Series 2019 E (Aa1/AA+)
5,000,000	3.100		12/01/2045	3,554,590
Virginia Port Authority Commonwealth Port Fund RB Series 2015 (Aa1/AA+)
5,000,000	5.000	(h)	07/01/2025	5,056,086
Virginia Port Authority Port Facilities RB Refunding Series 2015 A (AMT) (WR/NR)
750,000	5.000	(h)	07/01/2025	759,042
Virginia Port Authority Port Facilities Revenue Refunding Bonds Series 2015A (WR/NR)
2,000,000	5.000	(h)	07/01/2025	2,024,112
Virginia Small Business Financing Authority Private Activity Tax Exempt Senior Lien RB for Transform 66 P3 Project Series 2017 (Baa3/NR)
2,935,000	5.000		12/31/2056	2,758,630
Virginia Small Business Financing Authority Senior Lien Revenue Refunding Bonds Series 2022 (Baa1/NR)
1,875,000	5.000		12/31/2052	1,779,197
Virginia Small Business Financing Authority Senior Lien Revenue Refunding Bonds Series 2022 (AMT) (NR/BBB)
6,000,000	4.000		01/01/2048	4,982,889
Virginia Small Business Financing Authority Solid Waste Disposal RB Series 2018 (NR/B)
300,000	5.000	(a)(b)(e)	01/01/2048	266,572
Virginia Small Business Financing Authority Tax Exempt Senior Lien Private Activity RB Series 2017 (Baa3/NR)
5,165,000	5.000		12/31/2049	4,925,201
4,950,000	5.000		12/31/2052	4,687,914

				116,813,352

Washington - 2.1%
City of Seattle Drainage and Wastewater System Improvement and Refunding RB Series 2022 (Aa1/AA+)
2,525,000	4.000		09/01/2036	2,498,016
2,740,000	4.000		09/01/2037	2,619,384
City of Seattle Limited Tax GO Improvement & Refunding Bonds Series 2015 A (Aaa/AAA)
5,000,000	5.000		06/01/2026	5,095,633
City of Seattle RB for Municipal Light & Power Improvement Series 2018 A (Aa2/AA)
3,340,000	4.000		01/01/2033	3,348,049
6,715,000	4.000		01/01/2034	6,728,511
11,655,000	4.000		01/01/2043	10,670,613
City of Seattle RB Refunding for Drainage & Wastewater Series 2014 (Aa1/AA+)
13,715,000	4.000		05/01/2044	12,449,675
City of Seattle RB Refunding for Drainage & Wastewater Series 2017 (Aa1/AA+)
6,555,000	4.000		07/01/2035	6,491,959

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Washington – (continued)
Energy Northwest Columbia Generating Station Electric Revenue Refunding Bonds Series 2021-A (Aa1/AA-)
$8,830,000	4.000%		07/01/2042	$8,193,857
Highline School District No. 401, King County, Washington UT GO Bonds, 2023 (SCH BD GTY) (Aaa/NR)
2,300,000	5.000		12/01/2039	2,424,586
Port of Seattle Industrial Development Corp. RB Refunding for Delta Air Lines, Inc. Series 2012 (NR/BB+)
8,685,000	5.000		04/01/2030	8,685,500
Port of Seattle Intermediate Lien RB Series 2017C (A1/AA-)
4,740,000	5.000		05/01/2042	4,712,339
Port of Seattle Intermediate Lien RB Series 2019 (A1/AA-)
7,000,000	5.000		04/01/2039	7,078,327
Port of Seattle Intermediate Lien Revenue and Refunding Bonds Series 2021C (A1/AA-)
4,000,000	5.000		08/01/2037	4,100,210
700,000	4.000		08/01/2041	618,662
Port of Seattle Intermediate Lien Revenue and Refunding Bonds Series 2022B (A1/AA-)
3,000,000	5.500		08/01/2047	3,086,806
Port of Seattle Intermediate Lien Revenue Bonds Series 2018A (A1/AA-)
2,500,000	5.000		05/01/2043	2,463,308
Port of Seattle Intermediate Lien Revenue Refunding Bond Series 2022A (A1/AA-)
865,000	5.000		08/01/2028	912,950
Port of Seattle RB Refunding for Intermediate Lien Series 2021 C (A1/AA-)
5,000,000	5.000		08/01/2039	5,070,799
Port of Tacoma Revenue and Refunding Bonds 2016B (Aa3/AA)
12,455,000	5.000		12/01/2043	12,271,078
State of Washington GO Bonds Various Purpose Series 2014 D (Aaa/AA+)
14,430,000	5.000		02/01/2026	14,472,147
State of Washington Motor Vehicle Fuel Tax GO Refunding Bonds Series R-2015B (Aaa/AA+)
2,710,000	5.000		07/01/2025	2,735,849
Washington Health Care Facilities Authority RB for Commonspirit Health Series 2019A-1 (Baa1/A-)
300,000	5.000		08/01/2025	302,243
3,370,000	4.000		08/01/2044	2,810,660
Washington Health Care Facilities Authority RB for Commonspirit Health Series 2019A-2 (Baa1/A-)
3,260,000	5.000		08/01/2025	3,284,378
Washington Health Care Facilities Authority RB Refunding for CommonSpirit Health Obligated Group Series 2019 A-1 (Baa1/A-)
1,200,000	5.000		08/01/2036	1,223,316
1,855,000	5.000		08/01/2037	1,878,015
2,000,000	5.000		08/01/2038	2,014,237
Washington Health Care Facilities Authority RB Refunding for CommonSpirit Health Obligated Group Series 2019 A-2 (Baa1/A-)
1,665,000	5.000		08/01/2035	1,706,117
3,820,000	5.000		08/01/2036	3,894,222
Washington Health Care Facilities Authority RB Refunding for
Providence St. Joseph Health Obligated Group Series 2021 B (A2/A)
3,500,000	4.000	(a)(b)	10/01/2042	3,337,894

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Washington – (continued)
Washington Healthcare Facilities Authority RB Series 2019B-1 (Baa1/A-)
$8,500,000	5.000	%(a)(b)	08/01/2049	$8,508,726
Washington Higher Education Facilities Authority RB for Seattle University Project Series 2020 (NR/A)
1,200,000	4.000		05/01/2050	982,328
Washington State Convention Center Public Facilities District RB Series 2018 (Baa1/BBB-)
320,000	5.000		07/01/2029	327,686
6,825,000	5.000		07/01/2048	6,587,025
Washington State Housing Finance Commission Nonprofit Housing RB for Presbyterian Retirement Communities Northwest Obligated Group Transforming Age Projects Series 2019 A (NR/NR)
745,000	5.000	(e)	01/01/2034	647,620
1,400,000	5.000	(e)	01/01/2039	1,132,078
Washington State Housing Finance Commission Nonprofit Housing Revenue and Refunding Revenue Bonds for Emerald Heights Project Series 2023A (NR/NR)
1,325,000	5.000		07/01/2038	1,329,555
Washington State Motor Vehicle Fuel Tax GO Refunding Bonds Series 2015 C (AMBAC) (Aaa/AA+)
6,855,000	0.000	(f)	06/01/2028	5,662,419

				172,356,777

West Virginia - 0.5%
County of Ohio Special District Excise Tax RB Refunding for Fort Henry Economic Opportunity Development District The Highlands Project Series 2019 B (NR/BBB-)
770,000	3.000		03/01/2035	620,664
2,165,000	3.000		03/01/2037	1,604,111
625,000	3.250		03/01/2041	429,142
Monongalia County Commission Senior Tax Increment Revenue, Refunding and Improvement Bonds for Development District No. 4 – University Town Centre Series 2023 A (NR/NR)
500,000	5.000	(e)	06/01/2033	497,318
State of West Virginia GO Bonds Series 2018 B (Aa2/AA-)
8,490,000	5.000		06/01/2035	8,910,628
State of West Virginia GO State Road Bonds Series 2019 A (Aa2/AA-)
250,000	5.000		06/01/2035	265,164
West Virginia Economic Development Authority RB for Arch Resources, Inc. Series 2020 (B2/BB)
1,575,000	5.000	(a)(b)	07/01/2045	1,568,131
West Virginia Economic Development Authority Solid Waste Disposal Facilities Revenue Refunding Bonds for Wheeling Power Company Project Series 2013A (NR/A-)
9,150,000	3.000	(a)(b)	06/01/2037	8,412,220
West Virginia Economic Development Authority Solid Waste Disposal Facilities Revenue Refunding Bonds Kentucky Power Company - Mitchell Project, Series 2014A (Baa3/BBB)
3,565,000	4.700	(a)(b)	04/01/2036	3,530,900
West Virginia Hospital Finance Authority RB Refunding for Cabell Huntington Hospital Obligated Group Series 2018 A (Baa2/BBB+)
770,000	5.000		01/01/2033	760,892
910,000	5.000		01/01/2034	896,203
1,095,000	5.000		01/01/2035	1,069,254
2,330,000	5.000		01/01/2036	2,225,482

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

West Virginia – (continued)
West Virginia Hospital Finance Authority RB Refunding for Charleston Area Medical Center, Inc. Obligated Group Series 2019 A (Baa1/NR)
$2,025,000	5.000%		09/01/2029	$2,061,899
4,645,000	5.000		09/01/2030	4,707,210
2,000,000	5.000		09/01/2032	2,024,339

				39,583,557

Wisconsin - 1.2%
Public Finance Authority Charter School RB for Coral Academy of Science Reno Series 2022A (NR/NR)
800,000	5.875	(e)	06/01/2052	733,359
Public Finance Authority Charter School RB for Founders Academy of Las Vegas Series 2023A (NR/BB-)
300,000	6.375	(e)	07/01/2043	290,964
Public Finance Authority Charter School RB Series 2021A (NR/NR)
165,000	4.250	(e)	06/15/2031	142,863
Public Finance Authority Education RB for Clove Garden School Series 2022 (NR/NR)
1,060,000	5.375	(e)	06/15/2042	972,657
Public Finance Authority Education RB Series 2022 (NR/NR)
1,290,000	5.000	(e)	01/01/2042	1,109,530
Public Finance Authority Exempt Facilities RB Refunding for Celanese Project Series 2016 C (Baa3/BBB-)
1,000,000	4.300		11/01/2030	964,443
Public Finance Authority RB for Appalachian Regional Healthcare System Obligated Group Series 2021 A (NR/BBB)
265,000	5.000		07/01/2035	264,842
310,000	5.000		07/01/2036	304,402
265,000	5.000		07/01/2037	255,717
310,000	5.000		07/01/2038	295,586
310,000	5.000		07/01/2039	292,255
285,000	5.000		07/01/2040	266,774
310,000	5.000		07/01/2041	287,825
Public Finance Authority RB for Beyond Boone LLC Series 2020 A (AGM) (A1/AA)
220,000	4.000		07/01/2026	217,789
220,000	4.000		07/01/2027	218,471
220,000	4.000		07/01/2028	218,786
220,000	4.000		07/01/2029	215,721
265,000	4.000		07/01/2030	259,064
355,000	4.000		07/01/2031	343,082
420,000	4.000		07/01/2032	404,554
175,000	4.000		07/01/2033	167,155
130,000	4.000		07/01/2034	123,858
155,000	4.000		07/01/2035	145,402
220,000	4.000		07/01/2036	202,007
220,000	4.000		07/01/2037	200,238
265,000	4.000		07/01/2038	238,372
265,000	4.000		07/01/2039	235,610
265,000	4.000		07/01/2040	232,939
Public Finance Authority RB for Charter Day School Obligated Group Series 2020 A (Ba2/NR)
1,760,000	5.000	(e)	12/01/2035	1,580,905
1,950,000	5.000	(e)	12/01/2045	1,560,370
Public Finance Authority RB for Coral Academy Of Science Las Vegas Series 2021 A (NR/BBB-)
875,000	4.000		07/01/2041	699,227

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Wisconsin – (continued)
Public Finance Authority RB for Coral Academy Of Science Las Vegas Series 2021 A (NR/BBB-) – (continued)
$1,000,000	4.000%		07/01/2051	$720,309
Public Finance Authority RB for Eno River Academy Holdings, Inc. Series 2020 A (Ba1/NR)
470,000	4.000	(e)	06/15/2030	439,417
815,000	5.000	(e)	06/15/2040	746,598
Public Finance Authority RB for Masonic & Eastern Star Home of NC, Inc. Obligated Group Series 2020 A (NR/NR)
1,650,000	4.000	(e)	03/01/2030	1,500,218
Public Finance Authority RB for Minnesota Medical University LLC Series 2019 A-1 (NR/NR)
24,345	5.500	(e)*	12/01/2048	7,547
Public Finance Authority RB for Minnesota Medical University LLC Series 2019 A-2 (NR/NR)
51,733	7.250	(e)*	12/01/2048	16,037
Public Finance Authority RB for Noorda College of Osteopathic Medicine LLC Series 2021 A (Ba2/NR)
6,950,000	5.625	(e)	06/01/2050	5,800,729
Public Finance Authority RB for Noorda College of Osteopathic Medicine LLC Series 2021 B (Ba2/NR)
7,575,000	6.500	(e)	06/01/2045	6,225,005
Public Finance Authority RB for Prime Healthcare Foundation, Inc. Series 2018 A (NR/NR)
500,000	5.200		12/01/2037	482,510
Public Finance Authority RB for Rider University A New Jersey Non-Profit Corp. Series 2021 B (NR/BB)
2,470,000	6.000	(e)	07/01/2031	2,084,610
Public Finance Authority RB for WFCS Holdings LLC Series 2020 A-1 (NR/NR)
1,180,000	4.500	(e)	01/01/2035	1,028,750
Public Finance Authority RB Refunding for Blue Ridge Healthcare Obligated Group Series 2020 A (A3/A)
750,000	5.000		01/01/2029	771,645
1,000,000	5.000		01/01/2030	1,031,574
1,400,000	5.000		01/01/2032	1,436,321
950,000	5.000		01/01/2033	970,150
900,000	5.000		01/01/2036	911,135
500,000	5.000		01/01/2037	502,451
1,975,000	5.000		01/01/2039	1,962,466
900,000	5.000		01/01/2040	889,301
Public Finance Authority RB Refunding for Coral Academy of Science Reno Series 2019 A (NR/NR)
370,000	5.000	(e)	06/01/2029	360,726
710,000	5.000	(e)	06/01/2039	627,287
Public Finance Authority RB Refunding for Fellowship Senior Living Obligated Group Series 2019 A (NR/NR)
1,000,000	4.000		01/01/2030	925,552
Public Finance Authority RB Refunding for Penick Village Obligated Group Series 2019 (NR/NR)
440,000	4.000	(e)	09/01/2029	387,687
770,000	5.000	(e)	09/01/2039	623,571
Public Finance Authority RB Refunding for Rider University A New Jersey Non-Profit Corp. Series 2021 A (NR/BB)
5,900,000	4.500	(e)	07/01/2048	4,224,833
Public Finance Authority RB Refunding for UMA Education, Inc. Project Series 2019 B (NR/BB)
2,770,000	6.125	(e)	10/01/2049	2,247,458

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Wisconsin – (continued)
Public Finance Authority RB Refunding for Waste Management, Inc. Project Series 2016 A-2 (NR/A-/A-2)
$2,000,000	2.875%		05/01/2027	$1,852,379
Public Finance Authority RB Roseman University of Health Sciences 2020 (NR/NR)
5,000	3.000	(e)	04/01/2025	4,929
Public Finance Authority RB Roseman University of Health Sciences 2020 (NR/BB)
220,000	3.000	(e)	04/01/2025	212,515
500,000	5.000	(e)	04/01/2030	497,536
Public Finance Authority Retirement Communities RB for Acts Retirement-Life Communities Obligated Group Series 2020A (NR/NR)
1,205,000	5.000		11/15/2041	1,146,976
Public Finance Authority Retirement Communities RB Refunding for The Evergreens Obligated Group Series 2019 A (NR/NR)
425,000	5.000		11/15/2044	391,156
570,000	5.000		11/15/2049	511,116
Public Finance Authority Senior Airport Facilities RB Refunding for Transportation Infrastructure Properties LLC Obligated Group Series 2012 B (NR/BBB+)
4,740,000	5.250		07/01/2028	4,740,280
Public Finance Authority Senior Living Revenue Refunding Bonds for Fellowship Senior Living Project Series 2019A (NR/NR)
8,955,000	4.000		01/01/2052	6,370,865
Public Finance Authority Student Housing RB Series 2021A-1 (Ba1/NR)
630,000	4.000	(e)	07/01/2041	509,548
2,725,000	4.000	(e)	07/01/2051	1,992,631
Public Finance Authority Tax Increment Reinvestment Zone No. 11 Tax Allocation Series 2019 (Baa3/NR)
9,170,000	0.000	(f)	12/15/2027	7,221,033
Wisconsin Health & Educational Facilities Authority RB for Hmong American Peace Academy Ltd. Series 2020 (NR/BBB)
350,000	4.000		03/15/2030	333,770
Wisconsin Health & Educational Facilities Authority RB Refunding for Lawrence University of Wisconsin Series 2020 (Baa1/NR)
1,185,000	3.000		02/01/2042	813,118
390,000	4.000		02/01/2045	313,838
Wisconsin Health & Educational Facilities Authority RB Series 2021 for Hope Christian Schools (NR/NR)
520,000	3.000		12/01/2031	421,637
775,000	4.000		12/01/2041	561,553
Wisconsin Health & Educational Facilities Authority Refunding RB Series 2021B (NR/NR)
475,000	4.000		09/15/2036	399,417
460,000	4.000		09/15/2041	357,168
425,000	4.000		09/15/2045	313,251
Wisconsin Health & Educational Facilities Authority Refunding RB Series 2022 (NR/NR)
700,000	4.000		09/15/2036	588,615
680,000	4.000		09/15/2041	527,987
575,000	4.000		09/15/2045	423,810
Wisconsin Health and Educational Facilities Authority RB Series 2018C (Aa3/AA) (SIFMA Municipal Swap Index Yield + 0.18%)
2,775,000	3.540	(b)(d)	08/15/2054	2,720,330

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Wisconsin – (continued)
Wisconsin Housing & Economic Development Authority Home Ownership RB 2021 Series D (GNMA/FHLMC/FNMA COLL) (Aa2/AA+) (SIFMA Municipal Swap Index Yield + 0.15%)
$5,500,000	3.510	%(b)(d)	03/01/2042	$5,473,198
Wisconsin Public Finance Authority Hotel RB for Grand Hyatt San Antonion Hotel Acquisition Project Senior Lien Series 2022A (NR/BBB-)
3,800,000	5.000		02/01/2042	3,551,453

				92,618,763

Wyoming - 0.2%
County of Campbell RB Refunding for Basin Electric Power Cooperative Series 2019 A (A3/A)
18,675,000	3.625		07/15/2039	14,990,049

TOTAL MUNICIPAL BONDS (Cost $8,524,726,773)				7,890,103,395

Corporate Bond - 0.5%
Healthcare-Services - 0.1%
Prime Healthcare Foundation Inc Series (NR/NR)
4,975,000	7.000%		12/01/27	4,876,770
Toledo Hospital RB Series 2022 B (Ba2/BB)
1,895,000	5.325		11/15/28	1,494,681
Tower Health Series (NR/B)
6,130,000	4.451		02/01/50	2,727,850

				9,099,301

Real Estate - 0.4%
Benloch Ranch Improvement Association No. 1 Series 2020 (NR/NR)
2,933,777	9.750	(j)	12/01/39	2,731,376
Benloch Ranch Improvement Association No. 1 Series 2021 (NR/NR)
1,702,346	9.750	(e)(j)	12/01/39	1,584,901
Benloch Ranch Improvement Association No. 2 (NR/NR)
14,700,000	10.000	(e)(j)	12/01/51	12,894,399
Brixton Park Improvement Association No. 1 Series (NR/NR)
16,042,697	6.875	(e)(j)	12/01/51	13,051,376

				30,262,052

TOTAL CORPORATE BOND (Cost $45,690,460)				39,361,353

Bank Loans(k) - 0.1%
Engineering & Construction - 0.1%
Rialto Bioenergy Facility, LLC (SOFR+ 0.1%) (NR/NR)
7,560,000	5.330	(d)	04/30/24	7,560,000

				7,560,000

TOTAL BANK LOANS (Cost $7,464,446)				7,560,000

TOTAL INVESTMENTS - 98.2% (Cost $8,577,881,679)				$7,937,024,748

OTHER ASSETS IN EXCESS OF LIABILITIES - 1.8%				147,866,357

NET ASSETS - 100.0%				$8,084,891,105

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Security is currently in default and/or non-income producing.
(a)

Variable Rate Demand Instruments – rate shown is that which is in effect on September 30, 2023. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

(b)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect on September 30, 2023.
(c)	Zero coupon bond until next reset date.
(d)

Variable or floating rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on September 30, 2023.

(e)	Exempt from registration under Rule 144A of the Securities Act of 1933.
(f)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(g)	When-issued security.
(h)	Pre-refunded security. Maturity date disclosed is pre-refunding date.
(i)	Contingent value instrument that only pays out if a portion of the territory’s Sales and Use Tax outperforms the projections in the Oversight Board’s Certified Fiscal Plan.
(j)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(k)

Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. As bank loan positions may involve multiple underlying tranches for which the aggregate position is presented, the stated interest rate represents the weighted average interest rate of all contracts on September 30, 2023. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the Secured Overnight Financing Rate (“SOFR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

Security ratings disclosed, if any, are issued by either Standard & Poor’s, Moody’s Investor Service or Fitch and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Investment Abbreviations:
ABS	- Asset-Backed Security
AGC	- Insured by Assured Guaranty Corp.
AGM	- Insured by Assured Guaranty Municipal Corp.
AGM-CR	- Insured by Assured Guaranty Municipal Corp. Insured Custodial receipts
AMBAC	- Insured by American Municipal Bond Assurance Corp.
AMT	- Alternative Minimum Tax (subject to)
BAM	- Build America Mutual Assurance Co.
CFD	- Community Facilities District
COPS	- Certificates of Participation
FHLMC	- Insured by Federal Home Loan Mortgage Corp.
FNMA	- Insured by Federal National Mortgage Association
GNMA	- Insured by Government National Mortgage Association
GO	- General Obligation
HUD SECT 8	- Hud Section 8
IDA	- Industrial Development Agency
LIBOR	- London Interbank Offered Rates
LP	- Limited Partnership
LT	- Limited Tax
MTA	- Metropolitan Transportation Authority
MUN GOVT GTD	- Municipal Government Guaranteed NATL
NATL	- National Public Finance Guarantee Corp.

Investment Abbreviations: (continued)
NR	- Not Rated
PCRB	- Pollution Control Revenue Bond
PSF-GTD	- Guaranteed by Permanent School Fund
Q-SBLF	- Qualified School Bond Loan Fund
RB	- Revenue Bond
RMKT	- Remarketed
SCH BD	- School Bond Guaranty
GTY
SCH BD RES	- School Board Reserve Fund
FD
SCSDE	- South Carolina State Department of Education
SD CRED	- School District Credit Program
PROG
SIFMA	- Securities Industry and Financial Markets Association
SOFR	- Secured Overnight Financing Rate
SONYMA	- State of New York Mortgage Agency
ST AID	- State Aid Withholding
WITHHLDG
ST APPROP	- State Appropriation
TCRS	- Transferable Custody Receipts
UPMC	- University of Pittsburgh Medical Center
USD	- United States Dollar
UT	- Unlimited Tax
WR	- Withdrawn Rating

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At September 30, 2023, the Fund had the following futures contracts:

				Unrealized
	Number of	Expiration	Notional	Appreciation/
Description	Contracts	Date	Amount	(Depreciation)

Short position contracts:

U.S. Treasury Ultra Bond	(1,228)	12/19/23	$(146,093,625)	$10,209,004

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – 97.3%

Alabama - 2.2%
Black Belt Energy Gas District Gas Prepay RB 2019 Series A (A1/NR)
$1,275,000	4.000	%(a)(b)	12/01/2049	$1,251,716
Black Belt Energy Gas District Gas Project RB Series 2022C-1 (A1/NR)
5,000,000	5.250	(a)(b)	02/01/2053	5,073,785
Central Etowah County Solid Waste Disposal Authority RB for Evergreen Environmental Partners LLC Series 2020 A (NR/NR)
5,720,000	6.000	(c)(d)	07/01/2045	5,912,693
Central Etowah County Solid Waste Disposal Authority RB for Evergreen Environmental Partners LLC Series 2020 B (NR/NR)
2,445,000	8.000	(c)(d)	07/01/2028	2,516,024
Energy Southeast Cooperative District Energy Supply RB Series 2023A-1 (A1/NR)
17,500,000	5.500	(a)(b)	11/01/2053	17,985,786
Hoover Industrial Development Board RB for United States Steel Corp. Series 2019 (B1/BB-)
22,850,000	5.750		10/01/2049	22,337,740
Jefferson County Senior Lien Sewer RB Warrants Series 2013 C (AGM) (A1/AA)
5,750,000	0.000	(e)	10/01/2038	6,039,921
6,000,000	0.000	(e)	10/01/2042	6,301,944
Jefferson County Subordinate Lien Sewer RB Warrants Series 2013 D (NR/BBB)
8,300,000	6.000		10/01/2042	8,616,989
19,850,000	7.000		10/01/2051	20,853,989
69,020,000	6.500		10/01/2053	72,438,512
Midcity Improvement District Special Assessment RB Series 2022 (NR/NR)
1,085,000	4.500		11/01/2042	837,784
1,000,000	4.750		11/01/2049	754,141
Southeast Energy Authority Commodity Supply RB for Project No. 6 Series 2023B (Aa1/NR)
16,955,000	5.000	(a)(b)	01/01/2054	17,126,028
Sumter County IDA Exempt Facilities RB for Enviva Project Series 2022 (B3/B-)
12,400,000	6.000	(a)(b)	07/15/2052	8,709,576
The Black Belt Energy Gas District Gas Supply RB Series 2023B (Aa1/NR)
2,150,000	5.000		12/01/2029	2,188,116
The Black Belt Energy Gas District Gas Supply RB, Series 2023B (Aa1/NR)
10,265,000	5.250	(a)(b)	12/01/2053	10,528,945

				209,473,689

Alaska - 0.1%
Municipality of Anchorage 2020 Port RB Series A (NR/A)
7,765,000	5.000		12/01/2050	7,048,863
Northern tobacco Securitization Corp. tobacco Settlement Asset Back Bonds Series 2021 (NR/NR)
19,470,000	0.000	(f)	06/01/2066	1,876,275

				8,925,138

American Samoa - 0.0%
American Samoa Economic Development Authority General RB Series 2021A (Ba3/NR)
1,375,000	5.000	(d)	09/01/2038	1,247,928

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

American Samoa – (continued)
American Samoa Economic Development Authority RB Refunding Series 2021 C (Ba3/NR)
$1,800,000	3.720	%(d)	09/01/2027	$1,594,412

				2,842,340

Arizona - 1.6%
Arizona Health Facilities Authority Hospital RB for Banner Health Series 2007 B (NR/AA-) (3M USD LIBOR + 0.81%)
44,820,000	4.517	(g)	01/01/2037	40,398,449
Arizona IDA Education RB for Academies of Math & Science Projects Series 2023 (NR/BB+)
900,000	5.375	(d)	07/01/2053	828,142
1,000,000	5.500	(d)	07/01/2058	925,883
Arizona IDA Education RB for Benjamin Franklin Charter School Projects Series 2023A (Ba1/NR)
1,000,000	5.250	(d)	07/01/2053	880,171
1,000,000	5.500	(d)	07/01/2058	891,463
Arizona IDA Lease RB for Greenville University Student Housing and Athletic Facilities Project Series 2022 (NR/BB+)
17,000,000	6.500	(d)	11/01/2053	15,389,277
Arizona Industrial Development Authority RB for Candeo Schools Obligated Group Project Series 2020 A (SD CRED PROG) (NR/AA-)
665,000	4.000		07/01/2047	534,231
Arizona Industrial Development Authority RB for Equitable School Revolving Fund LLC Social Bond Series 2020A (NR/A)
1,500,000	4.000		11/01/2050	1,197,197
Arizona Industrial Development Authority RB for Great Lakes Senior Living Communities LLC Project First Tier Series 2019 A (NR/CCC-)
1,000,000	5.000		01/01/2043	628,895
5,250,000	4.500		01/01/2049	2,835,866
3,300,000	5.000		01/01/2054	1,896,079
Arizona Industrial Development Authority RB for Great Lakes Senior Living Communities LLC Project Second Tier Series 2019 B (NR/CCC-)
275,000	5.000		01/01/2037	162,215
200,000	5.000		01/01/2038	115,298
650,000	5.000		01/01/2043	343,029
3,450,000	5.000		01/01/2049	1,737,246
1,100,000	5.125		01/01/2054	534,744
Arizona Industrial Development Authority RB for Provident Group - EMU Properties LLC Series 2018 (Caa3/NR)
1,000,000	5.000	*	05/01/2038	600,000
2,780,000	5.000	*	05/01/2043	1,668,000
3,450,000	5.000	*	05/01/2048	2,070,000
2,000,000	5.000	*	05/01/2051	1,200,000
Arizona Industrial Development Authority RB for Somerset Academy of Las Vegas Series 2021 A (NR/BB)
925,000	4.000	(d)	12/15/2041	715,726
2,115,000	4.000	(d)	12/15/2051	1,464,299
Arizona Industrial Development Authority RB Refunding for Doral Academy of Northern Nevada Obligated Group Series 2021 A (Ba1/NR)
470,000	4.000	(d)	07/15/2051	326,654
445,000	4.000	(d)	07/15/2056	298,356

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Arizona – (continued)
Arizona Industrial Development Authority RB Refunding for Pinecrest Academy of Nevada Series 2020 A-1 (NR/BB+)
$10,845,000	5.000	%(d)	07/15/2053	$9,387,516
City of Phoenix Civic Improvement Corporation RB for Junior Lien Airport Series 2019 A (Aa3/A+)
1,625,000	3.000		07/01/2049	1,082,818
City of Phoenix Civic Improvement Corporation RB for Junior Lien Airport Series 2019 B (Aa3/A+)
2,710,000	3.250		07/01/2049	1,848,832
County of Maricopa IDA Education RB Series 2021A (NR/BB+)
1,250,000	4.000	(d)	07/01/2056	871,712
County of Maricopa IDA Education RB Taxable Convertible Series 2021B (NR/BB+)
3,400,000	3.500	(d)	07/01/2044	2,395,047
County of Maricopa IDA Exempt Facilities RB for Commercial Metals Company Project Series 2022 (Ba2/BB+)
8,225,000	4.000	(d)	10/15/2047	6,628,127
County of Pima IDA Senior Living RB for La Posada at Pusch Ridge Project Series 2022A (NR/NR)
4,500,000	6.875	(d)	11/15/2052	4,457,608
2,750,000	7.000	(d)	11/15/2057	2,749,703
Equitable School Revolving Fund National Charter School Revolving Loan Fund RB (NR/A)
4,325,000	4.000		11/01/2051	3,430,867
Estrella Mountain Ranch Community Facilities District Lucero Assessment District No. 1 Special Assessment RB Series 2019 (NR/NR)
625,000	3.500		07/01/2029	552,418
595,000	4.100		07/01/2034	520,994
1,848,000	4.750		07/01/2043	1,531,118
Glendale Industrial Development Authority RB for People of Faith, Inc. Obligated Group Series 2020 A (NR/NR)
7,430,000	5.000		05/15/2056	5,952,910
La Paz County Industrial Development Authority RB for American Fiber Optics LLC Series 2018 A (NR/NR)
3,100,000	6.000	(d)*	08/01/2028	1,395,000
16,130,000	6.250	(d)*	08/01/2040	7,258,500
La Paz County Industrial Development Authority RB for Harmony Public Schools Series 2021 A (NR/BBB+)
580,000	4.000		02/15/2051	419,139
Maricopa County Industrial Development Authority RB for Arizona Autism Charter Schools Obligated Group Series 2020 A (NR/BB)
700,000	5.000	(d)	07/01/2050	605,608
1,340,000	5.000	(d)	07/01/2054	1,141,237
Maricopa County Industrial Development Authority RB for Ottawa University Series 2020 (NR/NR)
1,885,000	5.250	(d)	10/01/2040	1,748,905
1,885,000	5.500	(d)	10/01/2051	1,731,704
Maricopa County Industrial Development Authority RB Refunding for Legacy Traditional School Obligated Group Series 2019 A (SD CRED PROG) (Ba2/AA-)
1,500,000	5.000		07/01/2049	1,427,306
1,650,000	5.000		07/01/2054	1,552,216
Maricopa County Pollution Control Corp Pollution Control Revenue Refunding Bonds Series A (A2/A-)
4,700,000	2.400		06/01/2035	3,468,515

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Arizona – (continued)
Pima County IDA RB Refunding for Career Success Schools, Inc. Series 2020 (NR/NR)
$250,000	5.500	%(d)	05/01/2040	$229,593
950,000	5.750	(d)	05/01/2050	860,350
Tempe Industrial Development Authority RB for Tempe Life Care Village Obligated Group Series 2019 (NR/NR)
1,520,000	5.000		12/01/2050	1,235,775
1,900,000	5.000		12/01/2054	1,518,993
The Industrial Development Authority of the City of Phoenix RB Refunding for Downtown Phoenix Student Housing LLC Series 2018 (Baa3/NR)
850,000	5.000		07/01/2037	846,591
1,000,000	5.000		07/01/2042	962,249
The Industrial Development Authority of The County of Maricopa Education RB (Legacy Traditional Schools Projects) Series 2021A (NR/BB+)
1,150,000	4.000	(d)	07/01/2051	825,154
The Industrial Development Authority of The County of Maricopa Educational Facilities Valley Christian Schools Project RB Series 2023A (NR/NR)
1,700,000	6.250	(d)	07/01/2053	1,603,724
1,800,000	6.375	(d)	07/01/2058	1,694,871

				149,576,320

Arkansas - 0.2%
Arkansas Development Finance Authority Environmental Improvement RB Series 2022 (AMT) (NR/BB-)
13,675,000	5.450		09/01/2052	12,718,242
Arkansas Development Finance Authority RB for Baptist Health Obligated Group Series 2019 (NR/A)
5,370,000	3.200		12/01/2049	3,525,326
Arkansas Development Finance Authority RB for Central Arkansas Radiation Therapy Institute, Inc. Series 2021 B (NR/NR)
1,300,000	4.250		07/01/2041	1,056,926
775,000	3.500		07/01/2046	465,487
500,000	4.000		07/01/2052	345,260
Arkansas Development Finance Authority RB Refunding for Central Arkansas Radiation Therapy Institute, Inc. Series 2021 (NR/NR)
5,090,000	3.500		07/01/2038	3,604,249

				21,715,490

California - 9.5%
ABC Unified School District GO Bonds Series 2001 C (NATL) (Aa2/AA-)
1,600,000	0.000	(f)	08/01/2026	1,435,665
Alameda Corridor Transportation Authority Convertible Capital Appreciation Bonds Series 2022A (A3/A-)
1,850,000	0.000	(e)	10/01/2047	887,813
1,850,000	0.000	(e)	10/01/2048	886,077
2,300,000	0.000	(e)	10/01/2049	1,100,108
1,375,000	0.000	(e)	10/01/2050	656,777
Alameda Corridor Transportation Authority Convertible Capital Appreciation Bonds Series 2022A (AGM) (A1/AA)
3,225,000	0.000	(e)	10/01/2051	1,553,913
Alhambra California Unified School District Election of 2008 GO Bonds Capital Appreciation for Elementary Schools Improvement District Series 2011 B (AGM) (Aa2/AA)
4,995,000	0.000	(f)	08/01/2037	2,669,473

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

California – (continued)
Alvord Unified School District GO Bonds Capital Appreciation for 2007 Election Series 2007 B (AGM) (A1/AA)
$1,850,000	0.000	%(f)	08/01/2036	$1,001,876
Bay Area Toll Authority San Francisco Bay Area Subordinate Toll Bridge RB 2019 Series S-8 (A1/AA-)
5,000,000	3.000		04/01/2054	3,343,994
Calaveras Unified School District GO Bonds for Capital Appreciation Series 2000 (AGM) (A1/AA)
1,055,000	0.000	(f)	08/01/2025	979,347
California Community Choice Financing Authority Clean Energy Project RB Series 2023B (A1/NR)
26,175,000	5.000	(a)(b)	07/01/2053	26,401,560
California Community College Financing Authority RB for NCCD- Orange Coast Properties LLC Series 2018 (NR/BB+)
2,755,000	5.250		05/01/2048	2,644,731
2,850,000	5.250		05/01/2053	2,694,733
California Community College Financing Authority Student Housing RB for Napa Valley College Project Series 2022A (NR/NR)
5,775,000	5.750	(d)	07/01/2060	5,399,678
California Community Housing Agency Aster Apartments RB Series 2021 A-1 (NR/NR)
2,875,000	4.000	(d)	02/01/2056	2,215,767
California Community Housing Agency Essential Housing Junior RB Series 2021A-2 (NR/NR)
2,300,000	4.000	(d)	08/01/2050	1,567,669
California Community Housing Agency Essential Housing RB Series 2021A-1 (NR/NR)
1,825,000	3.000	(d)	02/01/2057	1,051,782
California Community Housing Agency RB Series 2021A-1 Senior Bonds (NR/NR)
6,450,000	4.000	(d)	02/01/2056	4,971,025
California County tobacco Securitization Agency RB Refunding for Gold Country Settlement Funding Corp. Series 2020 B-2 (NR/NR)
12,620,000	0.000	(f)	06/01/2055	2,096,875
California County Tobacco Securitization Agency RB Refunding for Merced County Tobacco Funding Corp. Series 2020 B (NR/NR)
1,350,000	5.000		06/01/2050	1,263,215
California County Tobacco Securitization Agency RB Refunding for Sonoma County Securitization Corp. Series 2020 B-1 (NR/BBB-)
560,000	5.000		06/01/2049	549,169
California County Tobacco Securitization Agency RB Refunding for Sonoma County Securitization Corp. Series 2020 B-2 (NR/NR)
7,375,000	0.000	(f)	06/01/2055	1,225,392
California County Tobacco Securitization Agency RB Refunding Series 2020 A (NR/BBB+)
875,000	4.000		06/01/2049	734,860
California County Tobacco Securitization Agency RB Refunding Series 2020 B-1 (NR/BBB+)
330,000	5.000		06/01/2049	323,617
California County Tobacco Securitization Agency RB Refunding Series 2020 B-2 (NR/NR)
127,560,000	0.000	(f)	06/01/2055	18,857,488

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

California – (continued)
California County Tobacco Securitization Agency Tobacco Settlement RB Capital Appreciation Subordinate Series 2006 C (NR/NR)
$145,220,000	0.000	%(f)	06/01/2055	$15,004,406
California Enterprise Development Authority RB Refunding for Rocklin Academy Obligated Group Series 2021 A (NR/BB+)
595,000	4.000	(d)	06/01/2061	410,786
California Health Facilities Financing Authority RB for Commonspirit Health Series 2020A (Baa1/A-)
5,705,000	4.000		04/01/2049	4,708,653
California Health Facilities Financing Authority RB for El Camino Hospital Series 2017 (Aa3/AA)
1,500,000	5.000		02/01/2042	1,500,661
California Health Facilities Financing Authority Refunding RB Lucile Salter Packard Children’S Hospital At Stanford 2022 Series A Forward Delivery (A1/A+)
2,525,000	4.000		05/15/2051	2,186,262
California Infrastructure & Economic Development Bank Brightline West Passenger Rail Project Series RB Series 2020A-1 (NR/NR)
900,000	5.000	(d)	01/01/2055	683,687
California Infrastructure & Economic Development Bank for Brightline West Passenger Rail Project Series RB Series 2020A-3 (NR/NR)
14,435,000	8.000	(a)(b)(d)	01/01/2050	14,415,765
California Municipal Finance Authority Charter School Leave Revenue Refunding Bonds Series 2022 (NR/BB+)
750,000	5.000		07/01/2052	657,032
3,725,000	5.000		07/01/2062	3,166,662
California Municipal Finance Authority Community Facilities District Special Tax Bonds for City of Chula Vista Series 2022 (NR/NR)
2,750,000	5.000		09/01/2052	2,594,836
5,250,000	5.000		09/01/2057	4,858,482
California Municipal Finance Authority RB for CHF-Riverside II LLC UCR North District Phase 1 Student Housing Project Series 2019 (Baa3/NR)
1,500,000	5.000		05/15/2049	1,461,854
1,000,000	5.000		05/15/2052	967,442
California Municipal Finance Authority RB for Community Medical Centers Series 2017 A (A3/BBB+)
3,800,000	5.000		02/01/2042	3,792,244
14,775,000	5.000		02/01/2047	14,593,872
California Municipal Finance Authority RB for P3 Claremont Holdings LLC Series 2020 A (NR/NR)
1,135,000	5.000	(d)	07/01/2052	945,282
California Municipal Finance Authority RB for The Learning Choice Academy Series 2021 A (NR/BBB-)
1,510,000	4.000		07/01/2051	1,095,289
1,035,000	4.000		07/01/2055	731,896
California Municipal Finance Authority RB Refunding for California Lutheran University Series 2018 (Baa1/NR)
250,000	5.000		10/01/2034	253,910
250,000	5.000		10/01/2036	251,319
300,000	5.000		10/01/2037	299,502
300,000	5.000		10/01/2038	297,115
California Municipal Finance Authority RB Refunding for Claremont Graduate University Series 2020 B (NR/NR)
1,090,000	5.000	(d)	10/01/2049	951,275

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

California – (continued)
California Municipal Finance Authority RB Refunding for Claremont Graduate University Series 2020 B (NR/NR) – (continued)
$1,740,000	5.000	%(d)	10/01/2054	$1,489,918
California Municipal Finance Authority Senior Lien RB for Linxs APM Project Series 2018A (NR/NR)
7,395,000	5.000		12/31/2043	7,246,653
California Municipal Finance Authority Special Facility RB For United Airlines International Airport Project Series 2019 (NR/BB-)
6,025,000	4.000		07/15/2029	5,766,121
California Pollution Control Financing Authority Solid Waste Disposal RB for Rialto Bioenergy Facility LLC Project Series 2019 (NR/NR)
37,970,000	7.500	(d)	12/01/2040	22,781,666
California Pollution Control Financing Authority Water Furnishing RB for Poseidon Resources Desalination Project Series 2012 (Baa3/NR)
1,325,000	5.000	(d)	07/01/2037	1,324,860
California Pollution Control Financing Authority Water Furnishing RB for Poseidon Resources Desalination Project Series 2023 (Baa3/NR)
2,355,000	5.000	(d)	07/01/2036	2,402,171
1,980,000	5.000	(d)	07/01/2037	2,005,770
1,500,000	5.000	(d)	07/01/2038	1,510,243
1,200,000	5.000	(d)	11/21/2045	1,163,984
California Pollution Control Financing Authority Water Furnishing RB for Poseidon Resources LP Desalination Project Series 2012 (AMT) (Baa3/NR)
12,660,000	5.000	(d)	11/21/2045	12,041,112
California Pollution Control Financing Authority Water Furnishing RB Refunding for San Diego County Water Desalination Project Series 2019 (Baa3/NR)
16,800,000	5.000	(d)	11/21/2045	16,295,773
California Public Finance Authority RB for Excelsior Charter School Project Series 2020 A (NR/NR)
1,540,000	5.000	(d)	06/15/2050	1,314,391
1,030,000	5.000	(d)	06/15/2055	863,044
California Public Finance Authority Senior Living Revenue Refunding Bonds for Enso Village Project Series 2021B1 (NR/NR)
900,000	3.125	(d)	05/15/2029	837,880
California School Finance Authority Charter School RB for Citizens of the World Obligated Group Series 2022A (NR/BB-)
4,605,000	6.375	(d)	04/01/2062	4,357,001
California School Finance Authority Charter School RB for Classical Academies Oceanside Project Series 2022A (NR/BBB-)
2,055,000	5.000	(d)	10/01/2052	1,850,244
3,250,000	5.000	(d)	10/01/2061	2,849,873
California School Finance Authority Charter School RB for Classical Academies Vista Project Series 2021 (NR/BBB-)
1,450,000	4.000	(d)	10/01/2046	1,134,947
California School Finance Authority Charter School RB for Hawking Steam Charter School Project Series 2022 (NR/BB+)
1,055,000	5.250	(d)	07/01/2052	972,816
745,000	5.375	(d)	07/01/2056	692,572
1,525,000	5.500	(d)	07/01/2062	1,425,757

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

California – (continued)
California School Finance Authority Charter School RB for Lighthouse Community Public School Obligated Group Series 2022A (NR/NR)
$1,800,000	6.500	%(d)	06/01/2062	$1,809,929
California School Finance Authority Charter School RB for Orange County Educational Arts Academy Project Series 2023A (NR/NR)
560,000	5.625	(d)	06/01/2043	533,726
California School Finance Authority Charter School RB for River Springs Charter School Series 2022A (NR/BB+)
2,905,000	5.000	(d)	07/01/2052	2,419,423
4,190,000	5.000	(d)	07/01/2061	3,382,953
California School Finance Authority Charter School RB for Valley International Prepatory High School Project Series 2022A (NR/NR)
1,230,000	5.250	(d)	03/01/2062	903,465
California School Finance Authority Charter School RB for Orange County Educational Arts Academy Project Series 2023A (NR/NR)
700,000	5.875	(d)	06/01/2053	661,555
California School Finance Authority Charter School Refunding RB Partnerships to Uplift Communities Project Series 2023 (NR/BB+)
500,000	5.250	(d)	08/01/2038	480,541
550,000	5.500	(d)	08/01/2043	532,546
400,000	5.500	(d)	08/01/2047	379,141
California School Finance Authority RB for Classical Academy Obligated Group Series 2020 A (NR/BBB-)
3,500,000	5.000	(d)	10/01/2050	3,172,572
California School Finance Authority RB for Fenton Charter Public Schools Series 2020 A (NR/BB+)
2,770,000	5.000	(d)	07/01/2058	2,406,889
California School Finance Authority RB for iLEAD Lancaster Series 2021 A (ST INTERCEPT) (NR/NR)
600,000	5.000	(d)	06/01/2051	512,283
1,220,000	5.000	(d)	06/01/2061	999,929
California School Finance Authority RB for Lifeline Education Charter School, Inc. Series 2020 A (NR/BB+)
1,340,000	5.000	(d)	07/01/2045	1,178,298
1,240,000	5.000	(d)	07/01/2055	1,040,407
California School Finance Authority RB for Santa Clarita Valley International Charter School Series 2021 A (NR/NR)
600,000	4.000	(d)	06/01/2041	474,814
700,000	4.000	(d)	06/01/2051	501,777
1,220,000	4.000	(d)	06/01/2061	826,550
California School Finance Authority RB for VSF School Facilities No. 1 LLC Series 2020 A (NR/BBB-)
2,420,000	5.000	(d)	07/01/2059	2,066,284
California School Finance Authority RB for VSF School Facilities No. 1 LLC Series 2020 B (NR/BBB-)
975,000	4.000	(d)	07/01/2045	742,094
California School Finance Authority School Facility Refunding RB for Value Schools Series 2023A (ST INTERCEPT) (NR/BBB-)
700,000	5.250	(d)	07/01/2048	640,869
California Statewide Communities Development Authority CFD No. 2022-03 Sheldon Farms Special Tax Bonds, Series 2023 (NR/NR)
1,000,000	5.000		09/01/2053	858,944

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

California – (continued)
California Statewide Communities Development Authority Community Facilities District No. 2007-01 Special Tax Refunding for Orinda Wilder Project Series 2015 (NR/NR)
$720,000	5.000%		09/01/2030	$727,850
765,000	5.000		09/01/2037	767,792
California Statewide Communities Development Authority Community Facilities District No. 2018-02 Special Tax for Improvement Area No. 1 Series 2020 (NR/NR)
2,880,000	7.250	(d)	09/01/2050	2,575,394
California Statewide Communities Development Authority Community Facilities District No. 2020-02 Special Tax for Improvement Area No. 1 Series 2021 (NR/NR)
3,245,000	4.000		09/01/2051	2,575,256
California Statewide Communities Development Authority Community Facilities District Special Tax Bonds Series 2022 (NR/NR)
4,500,000	5.000		09/01/2052	4,051,929
California Statewide Communities Development Authority Infrastructure Program Special Assessment Bonds Series 2018 B (NR/NR)
1,495,000	5.000		09/02/2038	1,507,078
575,000	5.000		09/02/2043	570,661
1,785,000	5.000		09/02/2048	1,739,555
California Statewide Communities Development Authority Infrastructure Program Special Assessment Bonds Series 2019 A (NR/NR)
1,345,000	5.000		09/02/2039	1,353,893
895,000	5.000		09/02/2044	884,243
945,000	5.000		09/02/2048	920,941
California Statewide Communities Development Authority Infrastructure Program Special Assessment Bonds Series 2019 B (NR/NR)
950,000	5.000		09/02/2039	945,922
California Statewide Communities Development Authority RB for Lancer Educational Housing LLC Project Series 2019 A (NR/NR)
375,000	5.000	(d)	06/01/2034	355,937
475,000	5.000	(d)	06/01/2039	438,044
1,340,000	5.000	(d)	06/01/2051	1,156,856
California Statewide Communities Development Authority RB for Lancer Plaza Project Series 2013 (NR/NR)
1,875,000	5.875		11/01/2043	1,875,093
California Statewide Communities Development Authority RB for Loma Linda University Medical Center Obligated Group Series 2018 A (NR/BB)
10,095,000	5.500	(d)	12/01/2058	9,589,097
California Statewide Communities Development Authority RB for Loma Linda University Medical Center Series 2014A (NR/BB)
17,750,000	5.250		12/01/2044	16,662,452
California Statewide Communities Development Authority RB for Loma Linda University Medical Center Series 2016A (NR/BB)
4,600,000	5.000	(d)	12/01/2041	4,266,525
2,080,000	5.000	(d)	12/01/2046	1,896,711
10,030,000	5.250	(d)	12/01/2056	9,184,524
California Statewide Communities Development Authority RB for Marin General Hospital Obligated Group Series 2018 A (NR/BBB)
3,000,000	4.000		08/01/2045	2,407,019

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

California – (continued)
California Statewide Communities Development Authority RB for Marin General Hospital Series 2018A (NR/BBB)
$675,000	5.000%		08/01/2037	$674,682
California Statewide Communities Development Authority RB for NCCD-Hooper Street LLC Project Series 2019 (NR/B)
2,350,000	5.250	(d)	07/01/2039	2,199,095
3,125,000	5.250	(d)	07/01/2049	2,804,295
1,900,000	5.250	(d)	07/01/2052	1,684,465
California Statewide Communities Development Authority RB Green Bonds for Marin General Hospital Series 2018A (NR/BBB)
365,000	5.000		08/01/2028	372,177
California Statewide Communities Development Authority RB Refunding for California Baptist University Series 2017 A (NR/NR)
935,000	5.000	(d)	11/01/2032	928,905
1,875,000	5.000	(d)	11/01/2041	1,716,142
California Statewide Communities Development Authority RB Refunding for Front Porch Communities & Services Series 2017 A (NR/A-)
1,200,000	5.000		04/01/2047	1,173,768
California Statewide Communities Development Authority RB Refunding for Loma Linda University Medical Center Series 2014 A (NR/BB)
14,990,000	5.500		12/01/2054	14,582,776
California Statewide Communities Development Authority Special Assessment Bond Series 2020 (NR/NR)
1,230,000	4.000		09/02/2050	941,649
945,000	5.000		09/02/2050	887,593
California Statewide Communities Development Authority Special Assessment Bonds Series 2018 C (NR/NR)
2,045,000	5.000		09/02/2038	2,061,522
2,500,000	5.000		09/02/2048	2,436,351
California Statewide Communities Development Authority Special Assessment Series 2021 A (NR/NR)
1,990,000	4.000		09/02/2051	1,423,450
California Statewide Communities Development Authority Special Tax Bonds Series 2022 (NR/NR)
1,525,000	5.250		09/01/2052	1,430,919
California Statewide Communities Development Authority Student Housing RB for University of California Irvine East Campus Apartments, Phase IV-A CHF-Irvine, LLC Series 2017 (Baa1/NR)
3,750,000	5.000		05/15/2042	3,713,943
7,825,000	5.000		05/15/2047	7,582,095
California Statewide Financing Authority Tobacco Settlement RB Capital Appreciation for Turbo Pooled Program Series 2006 B (NR/NR)
36,600,000	0.000	(f)	06/01/2046	5,233,127
Capistrano Unified School District Special Tax for Capital Appreciation Series 2005 (NATL) (Baa2/NR)
7,000,000	0.000	(f)	09/01/2033	4,387,999
Chino Public Financing Authority Tax Exempt RB Series 2019 A (NR/NR)
190,000	3.000		09/01/2037	142,708
195,000	3.000		09/01/2038	142,268
205,000	3.000		09/01/2039	146,681
210,000	3.000		09/01/2040	146,818
715,000	3.125		09/01/2044	482,894

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

California – (continued)
City & County of San Francisco Community Facilities District No. 2016-1 Special Tax Bonds Series 2021 (NR/NR)
$925,000	4.000%		09/01/2051	$710,237
City & County of San Francisco Special Tax District No. 2020-1 for Mission Rock Facilities and Services Series 2021 A (NR/NR)
1,500,000	4.000	(d)	09/01/2051	1,095,102
City of Alameda Community Facilities District 2023 Special Tax Bonds (NR/NR)
1,050,000	5.000		09/01/2053	896,584
City of Beaumont Community Facilities District No. 2016-3 Special Tax Bonds for Sundance Series 2023 (NR/NR)
900,000	5.000		09/01/2053	815,193
City of Chino CA Community Facilities District No. 2003-3 Special Tax for Improvement Area No. 7 Series 2020 (NR/NR)
515,000	4.000		09/01/2040	443,282
City of Chino Community Facilities Improvement Area Special Tax Bonds Series 2022 (NR/NR)
2,700,000	5.375		09/01/2052	2,584,729
City of Fairfield Community Facilities District No. 2019-1 for Improvement Area No. 1 Series 2020 A (NR/NR)
2,850,000	5.000	(d)	09/01/2050	2,673,048
City of Fremont Community Facilities District No. 1 Special Tax for Pacific Commons Series 2015 (NR/NR)
3,000,000	5.000		09/01/2045	2,911,844
City of Los Angeles Department of Airports International Airport Subordinate RB 2018 Series F (Aa3/AA-)
4,500,000	4.000		05/15/2049	3,831,694
City of Los Angeles Department of Airports International Airport Subordinate RB 2023 Series A (Aa3/AA-)
450,000	4.125		05/15/2043	402,760
2,740,000	5.250		05/15/2048	2,788,953
City of Oroville RB for Oroville Hospital Series 2019 (NR/B)
1,900,000	5.250		04/01/2034	1,136,982
3,565,000	5.250		04/01/2039	2,083,929
City of Palm Desert Community Facilities District No. 2021-1 Special Tax Refunding Bonds Series 2021 (NR/NR)
425,000	3.000		09/01/2031	370,541
450,000	4.000		09/01/2041	374,033
550,000	4.000		09/01/2051	420,408
City of Palm Desert Section 29 Assessment District No. 2004-02 Special Assessment Refunding Bonds Series 2021 (NR/NR)
1,700,000	4.000		09/02/2037	1,487,966
City of Palo Alto Limited Obligation Refunding Improvement Bonds for University Avenue Area off-Street Parking Assessment District Series 2012 (NR/A-)
540,000	5.000		09/02/2030	542,901
City of Rancho Cordova Sunridge Anatolia Community Facilities District Special Tax Bonds Series 2016 (NR/NR)
500,000	4.000		09/01/2029	485,791
City of Roseville Special Tax Bonds for Creekview Community Facilities District No. 1 Series 2023 (NR/NR)
1,650,000	5.250		09/01/2053	1,500,810
City of Roseville Special Tax for SVSP Westpark-Federico Community Facilities District No. 1 Series 2019 (NR/NR)
500,000	5.000		09/01/2044	487,087
700,000	5.000		09/01/2049	666,940

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

California – (continued)
City of Roseville Special Tax The Ranch at Sierra Vista Community Facilities District No. 1 Series 2020 (NR/NR)
$325,000	4.000%		09/01/2035	$295,495
375,000	4.000		09/01/2040	319,766
425,000	4.000		09/01/2045	342,683
950,000	4.000		09/01/2050	736,455
City of Roseville Special Tax Villages at Sierra Vista Community Facilities District No. 1 Series 2020 (NR/NR)
475,000	4.000		09/01/2045	384,556
City of Sacramento Greenbriar Community Facilities District No. 2018-03 Special Tax Bonds for Improvement Area No. 1 Series 2021 (NR/NR)
1,150,000	4.000		09/01/2050	884,930
City of Sacramento Natomas Meadows Community Facilities District No. 2007-01 Special Tax Bonds for Improvement Area No. 1 Series 2017 (NR/NR)
280,000	5.000	(d)	09/01/2032	286,061
700,000	5.000	(d)	09/01/2037	705,516
1,745,000	5.000	(d)	09/01/2047	1,685,515
City of San Francisco Airport Commission International Airport RB Series 2019E (A1/A+)
3,405,000	5.000		05/01/2050	3,374,317
City of San Francisco Airport Commission International Airport RB Series 2022A (A1/NR)
2,525,000	5.000		05/01/2052	2,499,539
City of San Francisco Airport Commission International Airport Revenue Refunding Bonds Series 2023A (A1/NR)
12,400,000	5.000		05/01/2038	12,662,245
City of San Francisco Improvement Area Community Facilities District Special Tax Bonds Series 2021 (NR/NR)
925,000	4.000		09/01/2046	738,421
CMFA Special Finance Agency Essential Housing RB Series 2021A-1 (NR/NR)
4,465,000	3.000	(d)	12/01/2056	2,747,250
CMFA Special Finance Agency VIII Essential Housing RB 2021A- 1 (NR/NR)
5,500,000	3.000	(d)	08/01/2056	3,385,838
Community Facilities District No. 2016-1 of The Root Creek Water District Improvement Area No. 2 Special Tax Bonds Series 2023 (NR/NR)
1,600,000	5.000		09/01/2053	1,438,637
County of El Dorado CA Community Facilities District No. 2018-1 Bass Lake Hills Special Tax Bonds Series 2019 (NR/NR)
1,300,000	5.000		09/01/2044	1,266,427
200,000	4.000		09/01/2045	161,481
1,420,000	5.000		09/01/2049	1,356,770
County of Los Angeles Community Facilities District Special Tax Bonds Series 2022 (NR/NR)
2,775,000	5.000		09/01/2052	2,538,911
County of San Diego Community Facilities District No. 2008-01 Special Tax Series 2020 A (NR/NR)
695,000	3.000		09/01/2050	425,255
CSCDA Community Improvement Authority Essential Housing RB Series 2021A-2 (NR/NR)
11,225,000	3.000	(d)	12/01/2056	6,930,366
CSCDA Community Improvement Authority Essential Housing Senior Lien RB Series 2021A-1 (NR/NR)
6,725,000	3.600	(d)	05/01/2047	5,055,274

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

California – (continued)
CSCDA Community Improvement Authority Essential Housing Senior Lien RB Series 2021A-2 (NR/NR)
$900,000	3.250	%(d)	04/01/2057	$576,843
Denair California Unified School District GO Bonds Capital Appreciation Election 2001 Series 2003 B (NATL) (Baa2/A-)
1,305,000	0.000	(f)	08/01/2027	1,106,890
Dublin Community Facilities District No. 2015-1 Improvement Area No. 1 Special Tax Series 2017 (NR/NR)
2,285,000	5.000		09/01/2037	2,301,387
6,680,000	5.000		09/01/2047	6,443,474
Dublin Unified School District GO Bonds Election of 2020 Series B (Aa1/AA+)
15,000,000	4.250		08/01/2053	14,280,513
East Garrison Public Finance Authority Special Tax for East Garrison Project Series 2019 (NR/NR)
455,000	3.125		09/01/2044	305,389
Eastern Foothill Transportation Corridor Agency Senior Lien Toll Road Refunding RB Series 2021A (Baa2/A)
2,500,000	4.000		01/15/2046	2,231,545
El Rancho California Unified School District GO Bonds Capital Appreciation Election 2003 Series 2007 (NATL) (Baa2/NR)
5,400,000	0.000	(f)	08/01/2032	3,673,965
Fairfield COPS Capital Appreciation for Water Financing Series 2007 A (AGC) (WR/AA)
4,180,000	0.000	(f)	04/01/2029	3,327,176
Folsom Cordova Unified School District No. 4 GO for School Facilities Improvement Capital Appreciation for Election of 2006 Series 2007 A (NATL) (Aa2/AA-)
3,460,000	0.000	(f)	10/01/2032	2,347,593
Foothill/Eastern Transportation Corridor Agency toll Road RB Refunding Capital Appreciation Senior Lien Series 2015 A (AGM) (A1/AA)
12,000,000	0.000	(f)	01/15/2035	7,198,649
Foothill/Eastern Transportation Corridor Agency Toll Road RB Refunding RMKT 08/24/17 Series 2013 B Subseries B-1 (Baa2/A)
22,010,000	3.950		01/15/2053	18,634,833
Golden State Securitization Settlement Corp ABS Bond Series 2021 2021B-1 (NR/BBB-)
19,860,000	3.850		06/01/2050	18,014,094
Golden State tobacco Securitization Corp. tobacco Settlement Asset Backed Bonds Series 2022A-1 (NR/BBB+)
5,375,000	5.000		06/01/2051	5,457,422
Golden State tobacco Securitization Settlement Corp ABS Bond Series 2021B-2 (NR/NR)
25,740,000	0.000	(f)	06/01/2066	2,226,899
Golden Valley Unified School District Financing Authority RB for Golden Valley Unified School District Community Facilities District No. 2017-1 Series 2021 A (NR/NR)
250,000	4.000		09/01/2046	195,232
750,000	4.000		09/01/2056	548,647
Improvement Area B of The City of Fillmore Community Facilities District No. 5, Heritage Valley Parks Special Tax Bonds Series 2023 (NR/NR)
3,500,000	5.000		09/01/2053	3,160,894
Inland Empire Tobacco Securitization Authority RB Turbo Asset- Backed Bonds for Capital Appreciation Series 2007 C-1 (NR/CCC)
100,945,000	0.000	(f)	06/01/2036	43,823,959

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

California – (continued)
Inland Empire tobacco Securitization Authority RB Turbo Asset- Backed Bonds for Capital Appreciation Series 2007 C-2 (NR/CCC)
$51,235,000	0.000	%(f)	06/01/2047	$10,479,166
Inland Empire tobacco Securitization Authority RB Turbo Asset-Backed Bonds for Capital Appreciation Series 2007 D (NR/CCC)
290,580,000	0.000	(f)	06/01/2057	19,428,702
Irvine Community Facilities District No. 2013-3 Special Tax Series 2018 (AGM) (NR/AA)
1,150,000	5.000		09/01/2051	1,163,203
Irvine Unified School District Community Facilities District Special Tax Bonds Series 2017 D (NR/NR)
6,490,000	5.000		03/01/2057	6,288,492
Lemoore Redevelopment Agency Tax Allocation for Lemoore Redevelopment Project Series 2011 (NR/A-)
75,000	6.625		08/01/2024	75,117
Lodi Unified School District GO Bonds Series 2021 (Aa2/NR)
3,700,000	3.000		08/01/2046	2,634,728
Los Angeles County GO Bonds for Westside Union School District Election Series 2008 B (Aa2/AA-)
49,925,000	0.000	(f)	08/01/2050	11,927,432
Merced-Union High School District Election of 2008 GO Bonds Series 2011 C (Aa3/NR)
3,760,000	0.000	(f)	08/01/2035	2,203,248
M-S-R Energy Authority Gas RB Series 2009 A (NR/BBB+)
11,000,000	6.500		11/01/2039	12,468,284
M-S-R Energy Authority Gas RB Series 2009 B (NR/BBB+)
3,000,000	6.500		11/01/2039	3,393,433
M-S-R Energy Authority Gas RB Series 2009 C (NR/BBB+)
8,855,000	6.125		11/01/2029	9,234,746
24,615,000	6.500		11/01/2039	27,843,114
Mt. Diablo Unified School District GO Bonds Capital Appreciation for Election of 2010 Series 2010 A (AGM) (Aa3/AA)
7,000,000	5.500		08/01/2030	7,238,727
New Haven Unified School District GO Refunding Bonds for Capital Appreciation Series 2009 (AGC) (Aa2/AA)
860,000	0.000	(f)	08/01/2025	796,902
1,105,000	0.000	(f)	08/01/2026	982,750
5,550,000	0.000	(f)	08/01/2030	4,144,699
7,855,000	0.000	(f)	08/01/2032	5,335,035
7,000,000	0.000	(f)	08/01/2034	4,317,245
Orange County California Community Facilities District No. 2015-1 Village of Esencia Special Tax Bonds Series 2015 A (NR/NR)
2,925,000	5.250		08/15/2045	2,933,745
Orange County California Community Facilities District No. 2017-1 Village of Esencia Special Tax Bonds Series 2018 A (NR/NR)
250,000	5.000		08/15/2027	256,736
200,000	5.000		08/15/2028	206,957
Palomar Pomerado Health GO Bonds Capital Appreciation for Election of 2004 Series 2009 A (AGC) (A1/AA)
10,750,000	7.000		08/01/2038	12,018,542
Placer Union High School District GO Bonds for Capital Appreciation Series 2000 A (NATL) (Aa2/AA)
1,840,000	0.000	(f)	08/01/2025	1,705,915

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

California – (continued)
Poway Unified School District GO Bonds Capital Appreciation for School Facility Improvement Series 2011 B (Aa2/AA-)
$1,300,000	0.000	%(f)	08/01/2040	$571,655
Rancho Cordova Community Facilities District No. 2003-1 Special Tax Refunding for Sunridge Anatolia Series 2016 (NR/NR)
650,000	4.000		09/01/2031	619,417
900,000	3.000		09/01/2032	788,393
820,000	3.000		09/01/2033	709,152
750,000	3.000		09/01/2034	641,386
Rancho Cordova Community Facilities District No. 2018-1 Special Tax for Grantline 208 Series 2019 (NR/NR)
400,000	5.000		09/01/2049	387,656
Rialto Unified School District County of San Bernardino, California GO Bonds, Election of 2022, Series 2023 (BAM) (Aa3/AA)
4,000,000	4.000		08/01/2052	3,598,029
Rialto Unified School District GO Election of 2010 Series 2011 A (AGM) (Aa3/AA)
6,200,000	0.000	(f)	08/01/2036	3,301,163
River Islands Public Financing Authority CFD Improvement Area Subordinate Special Tax Refunding Bonds Series 2022B-1 (NR/NR)
2,775,000	5.250		09/01/2047	2,612,355
3,875,000	5.000		09/01/2052	3,424,487
Riverside County Redevelopment Agency Tax Allocation for Capital Appreciation Jurupa Valley Redevelopment Project Area Series 2011 B (NR/A+)
2,220,000	0.000	(f)	10/01/2033	1,408,755
2,220,000	0.000	(f)	10/01/2035	1,276,718
1,840,000	0.000	(f)	10/01/2037	930,025
5,100,000	0.000	(f)	10/01/2038	2,397,820
8,425,000	0.000	(f)	10/01/2039	3,716,466
13,395,000	0.000	(f)	10/01/2040	5,542,247
7,275,000	0.000	(f)	10/01/2041	2,833,321
6,360,000	0.000	(f)	10/01/2042	2,336,102
Roseville California Community Facilities District No. 1 Special Tax Refunding for Fiddyment Ranch Project Series 2017 (NR/NR)
770,000	5.000		09/01/2029	788,540
1,865,000	5.000		09/01/2033	1,903,830
2,250,000	5.000		09/01/2035	2,276,044
San Bernardino City Unified School District GO Bonds Capital Appreciation for Election of 1999 Series 2003 C (NATL) (A1/A+)
1,420,000	0.000	(f)	08/01/2025	1,313,227
San Diego County Regional Airport Authority Subordinate Airport RB Series 2021B (A2/NR)
4,620,000	5.000		07/01/2046	4,546,440
5,000,000	5.000		07/01/2056	4,891,979
San Diego Unified School District 2010 GO Bonds (Aa2/AA-)
900,000	0.000	(f)	07/01/2043	338,442
San Diego Unified School District GO Refunding Bonds Series 2012 R-1 (Aa2/AA-)
10,000,000	0.000	(f)	07/01/2030	7,673,265
3,305,000	0.000	(f)	07/01/2031	2,427,504
San Gorgonio Memorial Health Care District GO Refunding Bonds Series 2020 (Ba2/NR)
1,370,000	4.000		08/01/2032	1,174,874
1,560,000	4.000		08/01/2033	1,308,770

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

California – (continued)
San Gorgonio Memorial Health Care District GO Refunding Bonds Series 2020 (Ba2/NR) – (continued)
$1,680,000	4.000%		08/01/2034	$1,386,860
1,810,000	4.000		08/01/2035	1,463,249
1,945,000	4.000		08/01/2036	1,532,392
San Juan Unified School District GO Bonds for Capital Appreciation Series 2000 (NATL) (Aa2/A+)
1,595,000	0.000	(f)	08/01/2025	1,477,975
Santa Monica Redevelopment Agency Tax Allocation for Earthquake Recovery Redevelopment Project Series 2011 (NR/AA)
2,000,000	5.000		07/01/2042	2,000,844
Silicon Valley tobacco Securitization Authority tobacco Settlement ABS Series 2007D (NR/NR)
27,250,000	0.000	(f)	06/01/2056	2,050,870
Silicon Valley tobacco Securitization Authority tobacco Settlement Asset Backed RB Series 2007 C (NR/NR)
91,400,000	0.000	(f)	06/01/2056	7,556,495
State of California Various Purpose GO Bonds (Aa2/AA-)
3,750,000	4.000		10/01/2050	3,448,304
Tejon Ranch Public Facilities Financing Authority Special Tax for Community Facilities District No. 2008-1 Industrial Complex Public Improvements Series 2012 B (NR/NR)
4,000,000	5.250		09/01/2042	4,001,840
Tejon Ranch Public Facilities Financing Authority Special Tax for Community Facilities District No. 2008-1 Series 2020 (NR/NR)
4,650,000	4.000		09/01/2050	3,631,597
Tobacco Securitization Authority of Southern California RB Refunding for San Diego County Tobacco Asset Securitization Corp. Series 2019 B-1 (NR/BBB-)
2,990,000	5.000		06/01/2048	2,979,715
Tobacco Securitization Authority of Southern California RB Refunding for San Diego County Tobacco Asset Securitization Corp. Series 2019 B-2 (NR/NR)
9,510,000	0.000	(f)	06/01/2054	1,737,354
Transbay Joint Powers Authority Tax Allocation for Transbay Redevelopment Project Series 2020 A (NR/NR)
215,000	2.400		10/01/2049	215,000
2,155,000	5.000		10/01/2049	2,027,234
Tustin California Community Facilities District No. 2014-1 Tustin Legacy/Standard Pacific Special Tax Bonds Series 2015 A (NR/NR)
750,000	5.000		09/01/2040	741,335
1,000,000	5.000		09/01/2045	965,556
William S Hart Union High School District Community Facilities Dist No. 2015-1 Special Tax Bonds Series 2017 (NR/NR)
1,400,000	5.000		09/01/2047	1,359,699
William S. Hart Union High School District GO Bonds Capital Appreciation 2008 Election Series B (AGM) (Aa2/AA)
8,360,000	0.000	(f)	08/01/2034	5,277,611
Yosemite Community College District GO Bonds Election of 2004 Series 2010 D (Aa2/AA-)
19,135,000	0.000	(e)	08/01/2042	13,593,403

				887,991,954

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Colorado - 5.5%
Allison Valley Metropolitan District No. 2 GO Refunding Bonds Series 2020 (NR/NR)
$1,575,000	4.700%		12/01/2047	$1,209,636
Amber Creek Metropolitan District GO Refunding & Improvement Bonds Series 2017 A (NR/NR)
603,000	5.000		12/01/2037	546,702
613,000	5.125		12/01/2047	518,141
Aurora Crossroads Metropolitan District No. 2 GO Bonds Series 2020 B (NR/NR)
4,000,000	7.750		12/15/2050	3,507,086
Banning Lewis Ranch Metropolitan District No. 8 GO Bonds Series 2021 (NR/NR)
4,000,000	4.875	(d)	12/01/2051	2,845,733
Banning Lewis Ranch Regional Metropolitan District No. 2 GO Bonds Series 2021 (NR/NR)
4,690,000	5.750		12/01/2051	3,861,195
Belford North Metropolitan District GO Bonds Series 2020 A (NR/NR)
3,250,000	5.500		12/01/2050	2,723,952
Belford North Metropolitan District GO Bonds Series 2020 B (NR/NR)
6,000,000	8.500		12/15/2050	5,343,294
Bella Mesa Metropolitan District GO Convertible Capital Appreciation Bonds Series 2020 A (NR/NR)
1,930,000	0.000	(d)(e)	12/01/2049	1,596,650
Bent Grass Metropolitan District Refunding GO Bonds Series 2020 (NR/NR)
1,185,000	5.250	(d)	12/01/2049	1,033,192
Brighton Crossing Metropolitan District No. 4 Limited Tax GO Bonds Subordinate Series 2017 B (NR/NR)
670,000	7.000		12/15/2047	586,840
Brighton Crossing Metropolitan District No. 6 Limited Tax GO Bonds Series 2020A(3) (NR/NR)
3,835,000	5.000		12/01/2050	3,084,761
Broadway Park North Metropolitan District No. 2 GO Bonds Series 2020 (NR/NR)
1,300,000	5.000	(d)	12/01/2049	1,114,142
Bromley Park Metropolitan District No. 2 GO Bonds Subordinate Series 2018 B (NR/NR)
1,000,000	6.375		12/15/2047	921,507
Buffalo Highlands Metropolitan District GO Bonds Series 2018 A (NR/NR)
2,250,000	5.375		12/01/2048	1,989,165
Canyon Pines Metropolitan District Special Improvement District No. 1 Special Assessment Bond Series 2021 A-2 (NR/NR)
12,000,000	3.750		12/01/2040	8,685,854
Canyons Metropolitan District No. 5 GO Refunding & Improvement Bonds Senior Series 2017 A (NR/NR)
1,750,000	6.000		12/01/2037	1,635,847
4,000,000	6.125		12/01/2047	3,681,414
Canyons Metropolitan District No. 5 GO Refunding & Improvement Bonds Series 2017 A (NR/NR)
2,000,000	6.125		12/01/2047	1,840,707
Cascade Ridge Metropolitan District GO Bonds Series 2021 (NR/NR)
2,500,000	5.000		12/01/2051	1,949,658
Castleview Metropolitan District LT GO Bonds Series 2021A3 (NR/NR)
4,220,000	5.000		12/01/2050	3,172,631

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Colorado – (continued)
Chambers Highpoint Metropolitan District No. 2 GO Bonds Series 2021 (NR/NR)
$835,000	5.000%		12/01/2051	$658,810
Cherry Creek South Metropolitan District Lt Go Bonds Series 2021 (NR/NR)
9,400,000	6.000		12/01/2051	7,202,670
Citadel on Colfax Business Improvement District Senior RB Series 2020 A (NR/NR)
2,575,000	5.350		12/01/2050	2,148,117
City of Denver Airport System Subordinate RB Series 2018A (A1/A+)
13,470,000	4.000		12/01/2043	11,754,763
Clear Creek Station Metropolitan District No. 2 GO Bonds Subordinate Series 2017 B (NR/NR)
500,000	7.375		12/15/2047	446,944
Clear Creek Station Metropolitan District No. 2 GO Refunding & Improvement Bonds Series 2017 A (NR/NR)
762,000	4.375		12/01/2032	702,711
Clear Creek Transit Metropolitan District No. 2 GO Bonds Series 2021 A (NR/NR)
580,000	5.000		12/01/2041	501,223
1,000,000	5.000		12/01/2050	808,586
Cloverleaf Metropolitan District GO LT Bonds Series 2022A (NR/NR)
1,825,000	6.000		12/01/2051	1,697,209
Colorado Education & Cultural Facilities Authority Charter School RB Series 2021 (Baa3/NR)
2,075,000	4.000		10/01/2061	1,379,243
Colorado Educational & Cultural Facilities Authority RB for Aspen View Academy, Inc. Series 2021 (Baa3/NR)
475,000	4.000		05/01/2051	344,368
1,000,000	4.000		05/01/2061	685,559
Colorado Educational & Cultural Facilities Authority RB for Vega Collegiate Academy Series 2021 A (ST INTERCEPT) (Ba2/NR)
900,000	5.000	(d)	02/01/2051	742,242
2,335,000	5.000	(d)	02/01/2061	1,856,238
Colorado Educational & Cultural Facilities Authority RB Refunding for Rocky Mountain Classical Academy Project Series 2019 (Ba1/NR)
6,000,000	5.000	(d)	10/01/2059	5,013,799
Colorado Educational and Cultural Facilities Authority Charter School RB for James Irwin Educational Foundation Project Series 2022 (NR/BBB)
1,580,000	5.000		09/01/2057	1,402,583
1,955,000	5.000		09/01/2062	1,712,637
Colorado Educational and Cultural Facilities Authority Charter School RB for Mountain Phoenix Community School Project Series 2023 (NR/NR)
4,355,000	6.250	(d)	07/01/2053	4,081,904
Colorado Health Facilities Authority American Eagle Delaware Holding Company Series 2022A-1 (NR/NR)
3,245,000	6.000		07/01/2036	2,960,035
Colorado Health Facilities Authority American Eagle Delaware Holding Company Series 2022A-2 (NR/NR)
2,055,000	6.000		07/01/2031	1,954,519
Colorado Health Facilities Authority RB for Commonspirit Health Series 2022A (Baa1/A-)
2,500,000	5.250		11/01/2052	2,445,998

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Colorado – (continued)
Colorado Health Facilities Authority RB for Covenant Retirement Communities, Inc. Series 2013 A (NR/NR)
$3,000,000	5.750	%(c)	12/01/2036	$3,008,529
Colorado Health Facilities Authority RB for Parkview Medical Center, Inc. Obligated Group Series 2020 A (Baa1/NR)
2,650,000	4.000		09/01/2050	2,069,620
Colorado Health Facilities Authority RB for Senior Living American Eagle Portfolio Project Series 2022B-1 (NR/NR)
33,381,200	5.000	(b)	07/01/2057	24,662,488
Colorado Health Facilities Authority RB Refunding for Christian Living Neighborhoods Obligated Group Series 2021 (NR/NR)
950,000	4.000		01/01/2042	733,025
Colorado Health Facilities Authority RB Refunding for CommonSpirit Health Obligated Group Series 2019 A-2 (Baa1/A-)
2,135,000	3.250		08/01/2049	1,433,056
Colorado High Performance Transportation Enterprise C-470 Express Lanes Senior RB Series 2017 (NR/NR)
900,000	5.000		12/31/2051	844,348
9,680,000	5.000		12/31/2056	8,971,834
Colorado Springs Urban Renewal Authority RB for Canyon Creek Project Series 2018 A (NR/NR)
3,000,000	5.750	*	12/01/2047	2,358,674
Conestoga Metropolitan District LT GO Refunding & Improvement Bonds Series 2021A3 (NR/NR)
850,000	5.250		12/01/2051	700,698
Constitution Heights Metropolitan District GO Refunding Bonds Series 2020 (NR/NR)
1,760,000	5.000		12/01/2049	1,504,302
Copper Ridge Metropolitan District RB Series 2019 (NR/NR)
6,615,000	5.000		12/01/2039	5,838,230
1,750,000	5.000		12/01/2043	1,473,980
Copperleaf Metropolitan District GO LT Bonds Series 2021 (NR/NR)
3,600,000	4.875		12/01/2051	2,641,734
Copperleaf Metropolitan District No. 6 Arapoe County Subordinate LT GO Bonds Series 2022B (NR/NR)
725,000	6.000		12/15/2041	661,048
Copperleaf Metropolitan District No. 6 GO Bonds Series 2018 A (NR/NR)
2,000,000	5.250	(c)	12/01/2048	2,063,563
Copperleaf Metropolitan District No. 6 GO Bonds Subordinate Series 2018 B (NR/NR)
820,000	7.500	(c)	12/15/2048	849,623
Cornerstar Metropolitan District GO Refunding Bonds Series 2017 A (NR/NR)
1,000,000	5.125		12/01/2037	936,380
2,100,000	5.250		12/01/2047	1,877,902
Creekside Village Metropolitan District GO Bonds Series 2019 A (NR/NR)
3,261,000	5.000		12/01/2049	2,765,459
Creekwalk Marketplace Business Improvement District LT Supported & Special Revenue Senior Bonds Series 2021A (NR/NR)
2,045,000	5.500	(d)	12/01/2039	1,693,007
5,790,000	5.750	(d)	12/01/2049	4,629,946

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Colorado – (continued)
Creekwalk Marketplace Business Improvement District LT Supported & Special Revenue Subordinate Bonds Series 2021B (NR/NR)
$2,350,000	8.000	%(d)	12/15/2049	$1,988,021
Creekwalk Marketplace Business Improvement District RB Series 2019 A (NR/NR)
5,490,000	5.500	(d)	12/01/2039	4,590,648
10,900,000	5.750	(d)	12/01/2049	8,778,431
Creekwalk Marketplace Business Improvement District RB Series 2019 B (NR/NR)
2,370,000	8.000	(d)	12/15/2049	2,024,608
Denver Colorado City & County Special Facilities Airport RB Refunding for United Air Lines, Inc. Project Series 2017 (NR/BB-)
34,160,000	5.000		10/01/2032	33,172,752
Denver Convention Center Hotel Authority RB Refunding Series 2016 (Baa2/BBB-)
665,000	5.000		12/01/2030	667,512
2,500,000	5.000		12/01/2032	2,503,364
Denver Convention Center Hotel Authority Senior Revenue Refunding Bonds Series 2016 (Baa2/BBB-)
325,000	5.000		12/01/2031	325,925
Denver Health & Hospital Authority COPS Series 2018 (NR/BBB)
425,000	5.000		12/01/2032	430,734
1,825,000	4.000		12/01/2038	1,543,726
1,690,000	5.000		12/01/2048	1,471,697
Denver Health & Hospital Authority Healthcare Revenue Refunding Bonds Series 2017A (NR/BBB)
7,200,000	5.000	(d)	12/01/2034	7,269,177
7,300,000	4.000	(d)	12/01/2035	6,413,091
7,300,000	4.000	(d)	12/01/2036	6,263,455
Denver Health & Hospital Authority RB Series 2019 A (NR/BBB)
950,000	4.000		12/01/2040	782,581
Dinosaur Ridge Metropolitan District RB Refunding and Improvement Bonds Series 2019 A (NR/NR)
3,550,000	5.000		06/01/2049	3,014,047
E-470 Public Highway Authority RB Refunding Capital Appreciation Series 2006 B (NATL) (A1/A+)
3,000,000	0.000	(f)	09/01/2039	1,329,820
E-470 Public Highway Authority RB Series 2004 A (NATL) (A1/A+)
15,000,000	0.000	(f)	09/01/2028	12,213,505
4,100,000	0.000	(f)	09/01/2034	2,492,842
E-470 Public Highway Authority RB Series 2010 A (A1/A+)
20,000,000	0.000	(f)	09/01/2040	8,281,426
Eagle Brook Meadows Metropolitan District No. 3 GO Bonds Series 2021 (NR/NR)
1,600,000	5.000		12/01/2051	1,284,628
El Paso County Waterview II Metropolitan LT GO Bonds Series 2022A (NR/NR)
2,000,000	5.000		12/01/2051	1,616,596
Fiddler’s Business Improvement District GO Refunding Bonds Series 2022 (NR/NR)
2,950,000	5.550	(d)	12/01/2047	2,809,146
First Creek Village Metropolitan District GO Bonds Series 2019 A (Ba1/NR)
1,580,000	5.000		08/01/2049	1,375,273

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Colorado – (continued)
First Creek Village Metropolitan District GO Bonds Series 2019 B (NR/NR)
$515,000	6.750%		08/01/2049	$480,074
Four Corners Business Improvement District LT Supported RB Series 2022 (NR/NR)
2,500,000	6.000		12/01/2052	2,150,785
Glen Metropolitan District GO LT Bonds Series 2021 (NR/NR)
2,370,000	4.250		12/01/2051	1,621,753
Green Gables Metropolitan District No. 2 GO Bonds Senior Series 2018 A (NR/NR)
4,500,000	5.750		12/01/2048	4,226,373
Greenspire Metropolitan District GO LT Bonds Series 2022 (NR/NR)
1,430,000	5.125		12/01/2051	1,181,279
Hidden Creek Metropolitan District GO Bonds Series 2021 A (NR/NR)
1,140,000	4.625	(d)	12/01/2045	847,165
High Plains Metropolitan District GO Refunding Bonds Series 2017 (NATL) (A2/NR)
3,680,000	4.000		12/01/2047	3,119,030
Highlands Metropolitan District No. 1 GO Bonds Series 2021 (NR/NR)
570,000	5.000		12/01/2051	437,950
Hunters Overlook Metropolitan District No. 5 GO Bonds Series 2019 A (NR/NR)
2,000,000	5.000		12/01/2049	1,696,154
Jay Grove Metropolitan District GO Bonds Series 2021 (NR/NR)
1,225,000	4.250		12/01/2051	851,280
Jefferson Center Metropolitan District No. 1 RB Series 2020 A-2 (Ba2/NR)
580,000	4.125		12/01/2040	469,259
900,000	4.375		12/01/2047	695,521
Johnstown Farms East Metropolitan District GO LT Bonds Series 2021 (NR/NR)
1,000,000	5.000		12/01/2051	783,783
Johnstown Plaza Metropolitan District LT GO Refunding and Improvement Bonds Series 2022 (NR/NR)
12,650,000	4.250		12/01/2046	9,531,679
Johnstown Village Metropolitan District No. 2 GO Bonds Series 2020 A (NR/NR)
1,980,000	5.000		12/01/2050	1,620,593
Jones District Community Authority Board RB for Convertible Capital Appreciation Bonds Series 2020 (NR/NR)
7,800,000	0.000	(e)	12/01/2050	6,238,918
Lanterns Metropolitan District No. 1 GO Bonds Series 2019 A (NR/NR)
4,190,000	5.000		12/01/2049	3,595,830
Lanterns Metropolitan District No. 1 GO Bonds Series 2019 B (NR/NR)
683,000	7.750		12/15/2049	603,837
Lochbuie Station Residential Metropolitan District GO Bonds Series 2020 A (NR/NR)
1,180,000	5.750		12/01/2050	1,071,069
Loretto Heights Community Authority RB Series 2021 (NR/NR)
4,500,000	4.875		12/01/2051	3,271,924
Meadowlark Metropolitan District GO Bonds Series 2020 A (NR/NR)
525,000	4.875		12/01/2040	436,162
750,000	5.125		12/01/2050	621,676

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)

Colorado – (continued)
Meridian Ranch Metropolitan District GO LT Bonds Series 2022 (NR/NR)
$2,925,000	6.750%	12/01/2052	$2,711,643
Mirabelle Metropolitan District No. 2 GO Bonds Series 2020 A (NR/NR)
2,665,000	5.000	12/01/2049	2,242,517
Mirabelle Metropolitan District No. 2 GO Bonds Series 2020 B (NR/NR)
1,473,000	7.375	12/15/2049	1,273,149
Morgan Hill Metropolitan District GO LT Refunding & Improvement Bonds Senior Series 2021A (NR/NR)
2,900,000	4.000	12/01/2051	2,046,222
Mountain Sky Metropolitan District GO Bonds Series 2020 A (NR/NR)
980,000	5.000	12/01/2049	824,419
Muegge Farms Metropolitan District No. 1 GO Bonds Series 2021 (NR/NR)
3,225,000	5.000	12/01/2051	2,495,549
Mulberry Metropolitan District LT GO Bonds Series 2022A (NR/NR)
2,550,000	7.000	12/01/2052	2,499,999
Murphy Creek Metropolitan District GO LT Bonds Series 2021 (NR/NR)
12,788,000	5.000	12/01/2051	10,009,785
Murphy Creek Metropolitan District GO LT Bonds Series 2022A (NR/NR)
2,140,000	6.000	12/01/2052	1,952,486
Nexus North at DIA Metropolitan District GO Bonds Series 2021 (NR/NR)
1,140,000	5.000	12/01/2051	921,437
North Holly Metropolitan District Limited Tax GO Bonds Series 2018 A (NR/NR)
1,260,000	5.500	12/01/2048	1,137,124
North Range Metropolitan District No. 2 GO Refunding Bonds Series 2017 A (NR/NR)
3,270,000	5.625	12/01/2037	3,255,524
7,855,000	5.750	12/01/2047	7,649,374
North Range Metropolitan District Subordinate LT GO Special RB Series 2017B (NR/NR)
2,322,000	7.750	12/15/2047	2,212,700
Northglenn Urban Renewal Authority Tax Allocation for Urban Renewal Plan 2 Series 2019 (NR/BBB-)
350,000	4.000	12/01/2032	325,455
340,000	4.000	12/01/2033	314,199
190,000	4.000	12/01/2034	174,176
550,000	4.000	12/01/2036	488,958
215,000	4.000	12/01/2038	183,449
Palisade Metropolitan District No. 2 GO Refunding Limited Tax Bonds Series 2019 (NR/NR)
4,711,000	7.250	12/15/2049	4,095,280
Palisade Park West Metropolitan District GO Bonds Series 2019 A (NR/NR)
1,500,000	5.125	12/01/2049	1,294,170
Parkdale Community Authority for Parkdale Metropolitan District No. 1 Series 2020 A (NR/NR)
2,140,000	5.000	12/01/2040	1,893,611
3,335,000	5.250	12/01/2050	2,795,108

100	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Colorado – (continued)
Parkdale Community Authority for Parkdale Metropolitan District No. 1 Series 2020 B (NR/NR)
$1,924,000	7.750%		12/15/2050	$1,676,204
Patriot Park Metropolitan District No. 2 GO Bonds Series 2021 (NR/NR)
1,029,000	4.300		12/01/2050	738,872
Peak Metropolitan District No. 1 GO Bonds Series 2021 A (NR/NR)
1,150,000	5.000	(d)	12/01/2051	925,816
Pinon Pines Metropolitan District No. 2 GO Bonds Series 2020 (NR/NR)
1,200,000	5.000		12/01/2050	990,482
Plaza Metropolitan District No. 1 RB Refunding Series 2013 (NR/NR)
1,000,000	5.000	(d)	12/01/2040	900,520
Pomponio Terrace Metropolitan District GO Bonds Series 2019 A (NR/NR)
800,000	5.000		12/01/2049	688,278
Powhaton Community Authority LT Supported RB Series 2021 (NR/NR)
5,460,000	5.000		12/01/2051	4,303,038
Powhaton Road Metropolitan District No. 2 GO Bonds Series 2019 A (NR/NR)
2,000,000	5.625	(c)	12/01/2023	2,063,570
Prairie Center Metropolitan District No. 3 Limited Property Tax Supported RB Refunding Series 2017 A (NR/NR)
6,500,000	5.000	(d)	12/15/2041	6,034,791
Prairie Center Metropolitan District No. 7 GO Bonds Series 2020 (NR/NR)
740,000	4.125		12/15/2036	623,190
725,000	4.875		12/15/2044	587,740
Public Authority Colorado Energy RB for Natural Gas Purchase Series 2008 (A1/A-)
4,200,000	6.500		11/15/2038	4,751,101
Pueblo Urban Renewal Authority Tax Allocation Series 2021 A (NR/NR)
5,400,000	4.750	(d)	12/01/2045	3,672,000
Pueblo Urban Renewal Authority Tax Allocation Series 2021 B (NR/NR)
150,000	0.000	(d)(f)	12/01/2025	121,088
Raindance Metropolitan District No. 2 GO Bonds Series 2019 A (NR/NR)
9,930,000	5.000		12/01/2049	8,373,759
Rampart Range Metropolitan District No. 5 RB Series 2021 (NR/NR)
1,750,000	4.000		12/01/2051	1,164,647
Reunion Metropolitan District RB Series 2021 A (NR/NR)
2,207,710	3.625		12/01/2044	1,523,606
Ridgeline Vista Metropolitan District GO Bonds Series 2021 A (NR/NR)
1,000,000	5.250		12/01/2060	794,296
Ritoro Metropolitan District GO Bonds Series 2019 A (NR/NR)
1,150,000	5.000		12/01/2049	990,944
Riverview Metropolitan District GO Refunding Bonds Series 2021 (NR/NR)
500,000	5.000		12/01/2051	399,985
RRC Metropolitan District LT GO Bonds Series 2021 (NR/NR)
5,125,000	5.250		12/01/2051	4,038,307

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Colorado – (continued)
Sabell Metropolitan District GO Bonds Series 2020 A (NR/NR)
$1,055,000	5.000	%(d)	12/01/2050	$868,111
Second Creek Farm Metropolitan District No. 3 GO Bonds Series 2019 A (NR/NR)
3,450,000	5.000		12/01/2039	3,128,388
5,695,000	5.000		12/01/2049	4,829,590
Senac South Metropolitan District GO LT Bonds Series 2021A3 (NR/NR)
9,375,000	5.250		12/01/2051	7,544,242
Serenity Ridge Metropolitan District No. 2 GO Refunding & Improvement Bonds Series 2018 A (NR/NR)
550,000	5.125	(c)	12/01/2037	567,187
1,000,000	5.125	(c)	12/01/2043	1,031,248
Serenity Ridge Metropolitan District No. 2 Subordinated GO Limited Tax Bonds Series 2018 B (NR/NR)
635,000	7.250	(c)	12/15/2035	657,222
Settler’s Crossing Metropolitan District No. 1 GO Bonds Series 2020 A (NR/NR)
1,000,000	5.000	(d)	12/01/2040	871,188
1,625,000	5.125	(d)	12/01/2050	1,341,543
Sky Ranch Community Authority Board District No. 1 RB Senior Lien Series 2019 A (NR/NR)
1,460,000	5.000		12/01/2049	1,316,312
Sky Ranch Community Authority Board LT Support District Bonds Series 2022A (NR/NR)
4,345,000	5.750		12/01/2052	3,813,628
South Sloan’s Lake Metropolitan District No. 2 GO Improvement Bonds Series 2019 (AGM) (Baa1/AA)
750,000	4.000		12/01/2044	643,172
2,210,000	3.000		12/01/2049	1,430,893
South Timnath Metropolitan District No. 1 GO Limited Subordinate Tax Bonds Series 2019 B (NR/NR)
2,208,000	8.000		12/15/2048	1,908,311
South Timnath Metropolitan District No. 1 GO Limited Taxable Bonds Series 2019 A (NR/NR)
500,000	5.500		12/01/2048	418,985
Southlands Metropolitan District No. 1 GO Refunding Bonds Series 2017A-1 (Ba1/NR)
1,750,000	5.000		12/01/2047	1,536,185
St. Vrain Lakes Metropolitan District No. 2 Limited Tax GO Bonds Series 2017 A (NR/NR)
2,550,000	5.125		12/01/2047	2,249,279
Sterling Hills West Metropolitan District GO Refunding Bonds Series 2017 (A3/NR)
650,000	5.000		12/01/2039	657,762
Sterling Ranch Community Authority Board RB for Sterling Ranch Colorado Metropolitan District No. 2 Series 2020 B (NR/NR)
717,000	7.125		12/15/2050	648,654
Sterling Ranch Community Authority Board RB Refunding for Sterling Ranch Colorado Metropolitan District No. 2 Series 2020 A (NR/NR)
2,500,000	4.250		12/01/2050	1,933,616
Stone Creek Metropolitan District Limited Tax GO Bonds Series 2018 A (NR/NR)
2,000,000	5.625		12/01/2047	1,835,798
Takoda Metropolitan District Limited Tax GO Refunding Bonds Series 2018 (Baa3/NR)
8,000,000	6.000		12/01/2050	8,172,682

The accompanying notes are an integral part of these financial statements.	101

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Colorado – (continued)
The Village Metropolitan District GO Refunding Bonds Series 2020 (NR/NR)
$1,100,000	5.000%		12/01/2040	$1,001,279
1,750,000	5.000		12/01/2049	1,528,856
Timberleaf Metropolitan District GO Bonds Series 2020 A (NR/NR)
1,730,000	5.750		12/01/2050	1,567,793
Timnath Ranch Metropolitan District No. 4 Limited Tax GO Refunding Improvement Bonds Series 2018 A (NR/NR)
685,000	5.250		12/01/2037	644,981
2,400,000	5.375		12/01/2047	2,136,287
Village at Dry Creek Metropolitan District No. 2 GO Bonds for Thornton Adams Series 2019 (NR/NR)
948,000	4.375		12/01/2044	746,479
Villages at Johnstown Metropolitan District No. 3 GO Bonds Series 2020 A (NR/NR)
580,000	5.000		12/01/2040	511,532
1,020,000	5.000		12/01/2050	828,959
West Meadow Metropolitan District town of Fraser, Grand County, Colorado Limited Tax GO Senior Bonds Series 2023A (NR/NR)
2,250,000	6.500	(d)	12/01/2050	2,238,377
Westerly Metropolitan District No. 4 GO Bonds Series 2021 A (NR/NR)
1,500,000	5.000		12/01/2050	1,206,556
Westerly Metropolitan District No. 4 GO Bonds Series 2021 A-2 (NR/NR)
1,000,000	0.000	(e)	12/01/2050	638,312
Westerly Metropolitan District No. 4 GO Bonds Series 2021 B-3 (NR/NR)
4,238,000	8.000		12/15/2050	3,577,762
Wildgrass at Rockrimmon Metropolitan District GO Bonds Series 2020 A (NR/NR)
970,000	5.000	(d)	12/01/2050	807,981
Wildgrass at Rockrimmon Metropolitan District GO Bonds Series 2020 B (NR/NR)
181,000	7.750		12/15/2050	161,150
Wildwing Metropolitan District No. 5 GO Refunding & Improvement Bonds Series 2018 A (NR/NR)
3,415,000	5.375		12/01/2048	3,054,075
Windler Public Improvement Authority RB Series 2021 A-1 (NR/NR)
12,250,000	4.125		12/01/2051	7,011,087
Windler Public Improvement Authority RB Series 2021 A-2 (NR/NR)
9,400,000	0.000	(e)	12/01/2051	4,758,612
Windshire Park Metropolitan District No. 2 GO Refunding & Improvement Bonds Senior Series 2017 A (NR/NR)
1,500,000	6.500		12/01/2047	1,435,417
Winsome Metropolitan District No. 3 GO Bonds Series 2021 A (NR/NR)
2,184,000	5.125	(d)	12/01/2050	1,693,245
Woodmen Heights Metropolitan District No. 2 GO Refunding Bonds Series 2020 B-1 (NR/NR)
1,799,000	6.250		12/15/2040	1,590,955

				514,963,069

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Connecticut - 0.6%
City of New Haven CT GO Bonds Series 2018 (NR/BBB+)
$410,000	5.500%		08/01/2038	$422,411
City of New Haven GO Bonds Series 2018 A (NR/BBB+)
900,000	5.500		08/01/2034	943,843
500,000	5.500		08/01/2035	522,909
420,000	5.500		08/01/2036	437,005
400,000	5.500		08/01/2037	414,103
City of Stamford Housing Authority RB Anticipation Notes for Dogwoods Project Series 2022 (NR/NR)
3,925,000	11.000	(d)	12/01/2027	4,127,001
Connecticut Airport Authority Customer Facility Charge RB for Ground Transportation Center Project Series 2019A (NR/BBB+)
1,750,000	4.000		07/01/2049	1,389,000
Connecticut State Health & Educational Facilities Authority RB for McLean Affiliates Obligated Group Series 2020 A (NR/NR)
1,150,000	5.000	(d)	01/01/2045	942,401
3,065,000	5.000	(d)	01/01/2055	2,369,405
Connecticut State Health & Educational Facilities Authority RB Refunding for The University of Hartford Series 2019 (NR/BB+)
1,015,000	4.000		07/01/2039	796,810
3,500,000	4.000		07/01/2044	2,545,693
3,500,000	4.000		07/01/2049	2,406,300
Mohegan Tribal Finance Authority Tribal RB Economic Development Bonds Series 2015 (NR/CCC+)
28,500,000	7.000	(d)	02/01/2045	27,904,988
State of Connecticut Health and Educational Facilities Authority RB for University of Hartford 2022 Series P (NR/BB+)
2,455,000	5.375		07/01/2052	2,108,712
Steel Point Infrastructure Improvement District Tax Allocation for Steelpointe Harbor Project Series 2021 (NR/NR)
2,025,000	4.000	(d)	04/01/2051	1,529,290
town of Hamden RB for Whitney Center Project Series 2022A (NR/NR)
6,925,000	7.000		01/01/2053	6,872,833

				55,732,704

Delaware - 0.1%
Delaware Economic Development Authority Charter School RB for Aspira of Delaware Charter Operations Project Series 2022A (NR/BB)
1,075,000	4.000		06/01/2052	728,607
1,125,000	4.000		06/01/2057	742,471
Delaware Economic Development Authority RB for ACTS Retirement-Life Communities, Inc. Obligated Group Series 2018 B (NR/NR)
1,785,000	5.000		11/15/2048	1,639,159
Delaware Health Facilities Authority RB Refunding for Bayhealth Medical Center Obligated Group Series 2017 A (NR/AA-)
3,130,000	4.000		07/01/2043	2,723,018
Delaware State Economic Development Authority RB for First State Montessori Academy, Inc. Series 2019 A (NR/BBB-)
855,000	5.000		08/01/2049	747,606
835,000	5.000		08/01/2054	717,582
Delaware State Economic Development Authority RB for Newark Charter School, Inc. Series 2020 (NR/BBB+)
1,900,000	5.000		09/01/2050	1,779,487

102	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Delaware – (continued)
town of Bridgeville Special Tax Refunding for Heritage Shores Special Development District Series 2020 (Baa3/NR)
$5,048,000	4.000%		07/01/2035	$4,538,390

				13,616,320

District of Columbia - 0.9%
District of Columbia Metropolitan Airport Authority Airport System Revenue Refunding Bonds Series 2021A (Aa3/AA-)
5,000,000	4.000		10/01/2051	4,187,952
Metropolitan Washington Airports Authority Dulles toll Road RB Second Senior Lien Capital Appreciation for Dulles Metrorail and Capital Improvement Project Series 2010 B (Baa1/A-)
37,100,000	6.500		10/01/2044	40,362,236
Metropolitan Washington Airports Authority Dulles Toll Road RB Series 2019 B (AGM) (A1/AA)
3,000,000	3.000		10/01/2050	2,024,895
3,170,000	4.000		10/01/2053	2,734,147
Metropolitan Washington Airports Authority Dulles Toll Road RB Series 2019 B (Baa2/A-)
1,115,000	4.000		10/01/2053	914,833
Metropolitan Washington Airports Authority Dulles toll Road Revenue (AGC) (A2/AA)
25,000,000	6.500	(c)	10/01/2041	27,008,407
Metropolitan Washington Airports Authority Dulles toll Road Revenue Refunding Bonds for Dulles Metrorail & Capital Improvements Projects Series 2022 (AGM) (A1/AA)
6,190,000	4.000		10/01/2052	5,329,163

				82,561,633

Florida - 14.5%
Abbott Square Community Development District Special Assessment Bonds Series 2022 (NR/NR)
1,385,000	5.500		06/15/2052	1,285,212
Aberdeen Community Development District Special Assessment Refunding Series 2020 A-2 (NR/NR)
3,565,000	4.750		05/01/2036	3,328,259
Aberdeen Community Development District Special Assessment Series 2018 (NR/NR)
620,000	5.000		05/01/2039	582,871
1,025,000	5.100		05/01/2049	913,665
Academical Village Community Development District Special Assessment Bonds Series 2020 (NR/NR)
1,580,000	3.625		05/01/2040	1,210,813
5,755,000	4.000		05/01/2051	4,157,973
Anthem Park Community Development District Special Assessment RB Refunding Senior Series 2016 A-1 (NR/A-)
1,715,000	3.500		05/01/2031	1,543,011
Arbors Community Development District Capital Improvement RB Series 2023 (NR/NR)
1,125,000	5.400		05/01/2043	1,077,762
2,050,000	5.625		05/01/2053	1,961,797
Arborwood Community Development District RB Capital Improvement Refunding Senior Lien Series 2018 A-1 (AGM) (NR/AA)
3,970,000	3.500		05/01/2032	3,740,267
6,695,000	3.700		05/01/2036	6,120,954

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Arborwood Community Development District RB Capital Improvement Refunding Subordinate Lien Series 2018 A-2 (NR/NR)
$725,000	4.625%		05/01/2028	$715,750
1,785,000	5.000		05/01/2036	1,714,685
Arborwood Community Development District Special Assessment Capital Improvement Refunding Series 2014 B A-1 (NR/NR)
3,160,000	6.900		05/01/2036	3,097,482
Arborwood Community Development District Special Assessment Capital Improvement Refunding Series 2014 B A-2 (NR/NR)
820,000	6.900		05/01/2036	789,331
Armstrong Community Development District Special Assessment for Assessment Area Two Project Series 2019 A (NR/NR)
500,000	4.000		11/01/2040	406,608
3,155,000	4.000		11/01/2050	2,304,520
Artisan Lakes East Community Development District RB for Capital Improvement Series 2018 (NR/NR)
1,845,000	5.100	(d)	05/01/2039	1,748,029
3,080,000	5.200	(d)	05/01/2049	2,770,820
Artisan Lakes East Community Development District Special Assessment Bond Series 2021-2 (NR/NR)
270,000	2.750	(d)	05/01/2031	225,932
515,000	3.125	(d)	05/01/2041	360,368
Astonia Community Development District Special Assessment for Assessment Area 2 Project Series 2021 (NR/NR)
500,000	3.200	(d)	05/01/2041	360,665
Astonia Community Development District Special Assessment for Assessment Area Three Series 2023 Project Series 2023 (NR/NR)
1,045,000	5.375		06/15/2053	961,615
Astonia Community Development District Special Assessment for North Parcel Assessment Area Project Series 2021 (NR/NR)
775,000	3.200	( d)	05/01/2041	558,858
Avalon Groves Community Development District Special Assessment for Assessment Area One Phase 1 Project 1 & 2 Series 2019 (NR/NR)
660,000	4.375		11/01/2049	520,983
Avalon Groves Community Development District Special Assessment for Assessment Area One Project Series 2017 (NR/NR)
740,000	5.750		05/01/2048	720,564
Avalon Groves Community Development District Special Assessment for Assessment Area Three Project Series 2021 (NR/NR)
250,000	3.375		05/01/2041	183,056
475,000	4.000		05/01/2051	344,791
Avalon Groves Community Development District Special Assessment for Assessment Area Two Project Series 2017 A-1 (NR/NR)
1,810,000	6.000		05/01/2048	1,825,135
Avalon Groves Community Development District Special Assessment for Phases 3 and 4 Sub Assessment Area One Series 2021 (NR/NR)
650,000	3.125		05/01/2041	455,722
Avalon Park West Community Development District Special Assessment RB for Pasco County Project Area Series 2022 (NR/NR)
775,000	5.625		05/01/2052	728,507

The accompanying notes are an integral part of these financial statements.	103

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Avalon Park West Community Development District Special Assessment Refunding Series 2020 (NR/NR)
$580,000	3.750	%(d)	05/01/2040	$473,974
Avenir Community Development District Special Assessment Bonds Series 2023 (NR/NR)
1,450,000	5.375		05/01/2043	1,365,438
6,000,000	5.625		05/01/2054	5,592,753
Aviary at Rutland Ranch Community Development District Special Assessment Refunding for Area 1 Project Series 2019 (NR/NR)
900,000	4.500	(d)	06/01/2039	789,775
1,630,000	4.625	(d)	06/01/2049	1,334,248
Babcock Ranch Community Independent Special District Special Assessment RB Series 2015 (NR/NR)
720,000	4.750		11/01/2026	719,286
700,000	5.000		11/01/2031	700,063
5,975,000	5.250		11/01/2046	5,583,686
Babcock Ranch Community Independent Special District Special Assessment RB Series 2018 (NR/NR)
935,000	5.000	(d)	11/01/2049	833,025
Babcock Ranch Community Independent Special District Special Assessment RB Series 2022 (NR/NR)
3,500,000	5.000		05/01/2042	3,228,851
5,250,000	5.000		05/01/2053	4,539,964
Babcock Ranch Community Independent Special District Special Assessment Series 2021 (NR/NR)
1,880,000	4.000		05/01/2052	1,352,827
Balm Grove Community Development District Special Assessment Bonds Series 2022 (NR/NR)
1,575,000	4.000		11/01/2042	1,238,630
1,575,000	4.125		11/01/2051	1,171,210
Bannon Lakes Community Development District Special Assessment RB Series 2016 (NR/NR)
955,000	5.000		11/01/2036	917,772
1,055,000	5.000		11/01/2048	929,032
Bannon Lakes Community Development District Special Assessment Series 2021 (NR/NR)
705,000	3.500	(d)	05/01/2041	524,118
Bartram Park Community Development District Special Assessment RB Refunding for City of Jacksonville Florida Senior Lien Series 2015 A-1 (NR/A-)
1,835,000	4.250		05/01/2029	1,840,506
Bartram Park Community Development District Special Assessment RB Refunding for City of Jacksonville Subordinate Lien Series 2015 A-2 (NR/NR)
905,000	5.000		05/01/2035	885,620
Bay Laurel Center Community Development District Special Assessment RB Refunding Series 2016 Candler (NR/BBB+)
885,000	3.750		05/01/2031	797,316
1,010,000	4.000		05/01/2037	890,296
Baywinds Community Development District Senior Special Assessment Refunding Bonds Series 2017 A-1 (NR/A+)
1,610,000	4.250		05/01/2031	1,543,546
2,810,000	4.250		05/01/2037	2,547,190
Beaumont Community Development District Special Assessment Bonds for Assessment Area Two-Commercial Project Series 2019 (NR/NR)
1,285,000	6.375	(d)	11/01/2049	1,282,484

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Bellagio Community Development District Special Assessment Bonds Series 2013 (NR/BBB)
$395,000	6.000%	11/01/2027	$406,880
490,000	3.750	11/01/2031	448,178
2,975,000	6.500	11/01/2043	3,133,279
1,495,000	4.125	11/01/2046	1,172,415
Belmond Reserve Community Development District Special Assessment Bonds Series 2020 (NR/NR)
1,045,000	4.000	05/01/2040	853,550
Belmont Community Development District Capital Improvement Phase 1 Project Series 2013 A (NR/NR)
770,000	6.125	11/01/2033	799,303
1,000,000	6.500	11/01/2043	1,038,546
Belmont II Community Development District Special Assessment RB Series 2020 (NR/NR)
1,500,000	4.000	12/15/2050	1,114,553
Belmont II Community Development District Special Assessment Series 2020 (NR/NR)
1,285,000	3.625	12/15/2040	1,040,201
Berry Bay Community Development District Special Assessment for Assessment Area 1 Project Series 2021 (NR/NR)
1,250,000	3.625	05/01/2041	944,803
Berry Bay Community Development District Special Assessment RB Series 2023 (NR/NR)
1,525,000	5.750	05/01/2053	1,454,212
Bexley Community Development District Special Assessment Bonds Series 2016 (NR/NR)
1,680,000	4.700	05/01/2036	1,563,770
3,200,000	4.875	05/01/2047	2,753,326
Biscayne Drive Estates Community Development District Special Assessment Bonds Series 2022 (NR/NR)
890,000	6.000	06/15/2052	860,388
Black Creek Community Development District Special Assessment Bonds Series 2020 (NR/NR)
325,000	3.750	06/15/2040	253,516
950,000	4.000	06/15/2050	699,243
Blue Lake Community Development District Special Assessment Bonds Series 2019 (NR/NR)
900,000	4.250	06/15/2039	765,364
Boggy Branch Community Development District Special Assessment Series 2021 (NR/NR)
1,165,000	3.500	05/01/2041	866,380
1,360,000	4.000	05/01/2051	994,582
Botaniko Community Development District Special Assessment Bonds Series 2020 (NR/NR)
565,000	3.625	05/01/2040	432,161
Bradbury Community Development District Special Assessment Bonds Series 2023 (NR/NR)
1,800,000	5.250	05/01/2043	1,667,096
2,250,000	5.500	05/01/2053	2,059,117
Bridgewater Community Development District Special Assessment Bonds for Assessment Area One Project Series 2022 (NR/NR)
1,650,000	4.000	06/15/2052	1,188,095
Bridgewater Community Development District Special Assessment Refunding Bonds for Assessment Area Two Series 2015 (NR/NR)
6,020,000	5.750	05/01/2035	6,070,796

104	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Bridgewater North Community Development District Capital Improvement RB Series 2022 (NR/NR)
$1,610,000	4.000%		05/01/2052	$1,161,080
Brightwater Community Development District Special Assessment Bonds for Assessment Area One Series 2021 (NR/NR)
1,000,000	3.150		05/01/2041	704,859
Brookstone Community Development District Special Assessment RB for Manatee County Series 2022 (NR/NR)
1,000,000	5.500		05/01/2042	953,110
1,500,000	5.625		05/01/2052	1,399,494
Broward County Port Facilities RB Series 2019B (AMT) (A1/A)
2,000,000	4.000		09/01/2044	1,730,380
Broward County Port Facilities RB Series 2022 (A1/NR)
1,850,000	5.250		09/01/2047	1,864,334
3,000,000	5.500		09/01/2052	3,070,690
Buckhead Trails Community Development District Special Assessment Bonds for Manatee County Project Series 2022 (NR/NR)
900,000	5.625		05/01/2042	848,176
1,305,000	5.750		05/01/2052	1,208,728
Buena Lago Community Development District Capital Improvement RB Series 2022 (NR/NR)
1,040,000	5.500		05/01/2052	984,190
Campo Bello Community Development District Special Assessment Bonds Series 2019 (NR/NR)
1,000,000	4.000		12/15/2039	822,933
1,350,000	4.000		12/15/2049	991,671
Capital Trust Agency Educational Facilities RB Series 2021A (NR/NR)
2,210,000	5.000	(d)	12/01/2056	1,578,078
Capital Trust Agency Student Housing RB for University Bridge LLC Series 2018 A (Ba2/NR)
61,455,000	5.250	(d)	12/01/2058	52,592,722
Capital Trust Agency, Inc. RB for AcadeMir Charter School West Series 2021 A-2 (Ba2/NR)
595,000	4.000	(d)	07/01/2056	396,628
Capital Trust Agency, Inc. RB for Imagine Charter School at North Manatee Series 2021 A (NR/NR)
3,030,000	5.000	(d)	06/01/2056	2,383,281
Capital Trust Agency, Inc. RB for Imagine-Pasco County LLC Series 2020 A (Ba1/NR)
1,155,000	5.000	(d)	12/15/2049	944,450
1,075,000	5.000	(d)	12/15/2054	859,336
Capital Trust Agency, Inc. RB for University Bridge LLC Series 2018 A (Ba2/NR)
2,025,000	5.250	(d)	12/01/2043	1,822,340
Capital Trust Authority Educational Facilities Revenue Refunding Bonds for Southeastern University, Inc. Project Series 2023A (NR/BB)
4,470,000	6.375	(d)	05/01/2053	4,172,651
Capital Trust Authority Educational Facilities Revenue Refunding Bonds Southeastern University Inc Project Series 2023A (NR/BB)
4,775,000	6.250	(d)	05/01/2048	4,473,902
Carlton Lakes Community Development District Special Assessment RB Series 2018 (NR/NR)
495,000	5.125		05/01/2038	475,519
1,000,000	5.250		05/01/2049	914,591

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Centre Lake Community Development District Special Assessment Series 2016 (NR/NR)
$320,000	4.125%		12/15/2027	$312,555
500,000	4.500		12/15/2032	481,508
975,000	4.700		12/15/2037	907,288
Century Parc Community Development District Special Assessment Refunding Series 2012 (NR/A)
1,705,000	4.500		11/01/2031	1,705,216
Century Park South Community Development District Special Assessment Bonds Series 2020 (NR/NR)
630,000	3.750		05/01/2040	489,874
CFM Community Development District Special Assessment Bonds Series 2021 (NR/NR)
820,000	3.350		05/01/2041	593,098
1,165,000	4.000		05/01/2051	845,495
Chapel Creek Community Development District Special Assessment Series 2021 (NR/NR)
695,000	3.375	(d)	05/01/2041	508,747
1,000,000	4.000	(d)	05/01/2052	720,678
Chapel Crossings Community Development District Special Assessment Series 2020 (NR/NR)
1,605,000	3.700	(d)	05/01/2040	1,243,295
2,815,000	4.000	(d)	05/01/2051	2,045,214
Charles Cove Community Development District Special Assessment bond Series 2020 (NR/NR)
1,510,000	4.375		05/01/2050	1,179,600
Charles Cove Community Development District Special Assessment RB Series 2021 (NR/NR)
1,055,000	4.000		05/01/2052	760,832
Charlotte County IDA Utility System RB Series 2021A (NR/NR)
3,750,000	4.000	(d)	10/01/2051	2,704,879
Charlotte County Industrial Development Authority Utility System RB for Town & Country Utilities Project Series 2015 (NR/NR)
700,000	5.500	(d)	10/01/2036	697,453
Charlotte County Industrial Development Authority Utility System RB for town & Country Utilities Project Series 2019 (NR/NR)
5,900,000	5.000	(d)	10/01/2049	5,164,387
City of Cape Coral Water & Sewer RB Refunding Series 2015 (A1/A+)
1,750,000	4.000		10/01/2034	1,735,304
City of Palmetto Educational Facilities Refunding RB Series 2022A (NR/BBB-)
975,000	5.250		06/01/2052	899,542
1,750,000	5.375		06/01/2057	1,626,586
1,375,000	5.625		06/01/2062	1,316,249
City of Venice RB for Southwest Florida Retirement Center, Inc. Obligated Group Project Series 2019 (NR/NR)
480,000	5.000		01/01/2037	425,649
1,725,000	5.000		01/01/2047	1,406,111
1,615,000	5.000		01/01/2052	1,284,145
CityPlace Community Development District Special Assessment Convertible Capital Appreciation RB Series 2018 (AGM) (A1/AA)
25,620,000	0.000	(e)	05/01/2046	21,133,013
Coco Palms Community Development District Expansion Area Project Special Assessment Bonds Series 2019 (NR/NR)
500,000	4.750	(d)	06/15/2039	451,591
1,000,000	5.000	(d)	06/15/2049	873,720

The accompanying notes are an integral part of these financial statements.	105

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Coddington Community Development District Capital Improvement RB Series 2022 (NR/NR)
$900,000	5.750%		05/01/2052	$863,931
Collier County Educational Facilities Authority Revenue Refunding Bonds for Ave Maria University Project Series 2023 (NR/BBB-)
4,165,000	5.000		06/01/2043	3,665,642
Concord Station Community Development District Capital Improvement RB Refunding Senior Lien Series 2016 A-1 (NR/A)
2,990,000	3.500		05/01/2032	2,667,613
1,500,000	3.625		05/01/2035	1,327,670
1,750,000	3.750		05/01/2046	1,353,912
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2004 A (NR/NR)
3,305,000	5.850	*	05/01/2035	33
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2004 B (NR/NR)
3,980,000	5.000	*	05/01/2011	40
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2011 A-2 (NR/NR)
975,000	5.850		05/01/2035	849,034
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2011 B (NR/NR)
2,939,931	0.000	(f)*	05/01/2017	1,558,163
Connerton East Community Development District Special Assessment Bonds Series 2023 (NR/NR)
2,045,000	5.375		06/15/2053	1,911,441
Cope’s Landing Community Development District Capital Improvement RB Series 2023 (NR/NR)
1,675,000	5.875		05/01/2053	1,614,681
Copper Creek Community Development District Special Assessment Bonds Series 2019 (NR/NR)
270,000	4.000	(d)	11/01/2029	257,214
500,000	4.750	(d)	11/01/2038	455,948
1,000,000	5.000	(d)	11/01/2049	871,617
Copperspring Community Development District Special Assessment Bonds Series 2019 (NR/NR)
425,000	4.000		12/15/2039	350,406
Coral Bay Community Development District Capital Improvement RB Series 2022 (NR/NR)
495,000	5.625		05/01/2052	466,851
Coral Keys Homes Community Development District Special Assessment Bonds Series 2020 (NR/NR)
535,000	4.000		05/01/2040	444,832
Corkscrew Crossing Community Development District Special Assessment Bonds Series 2023 (NR/NR)
1,600,000	5.300		05/01/2053	1,455,986
Corkscrew Farms Community Development District Special Assessment for Assessment Area Two Project Series 2017 (NR/NR)
2,185,000	5.125	(d)	11/01/2050	1,932,039
Coronado Community Development District Special Assessment Refunding & Improvement Bonds Series 2017 (NR/BBB)
782,000	4.000		05/01/2031	727,612
1,407,000	4.250		05/01/2038	1,214,011

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Country Walk Community Development District Special Assessment RB Refunding Senior Lien Series 2015 A-1 (NR/AA)
$930,000	3.750%		05/01/2029	$896,797
County of Lake RB Refunding for Waterman Communities, Inc. Series 2020 A (NR/NR)
4,000,000	5.750		08/15/2050	3,335,017
2,000,000	5.750		08/15/2055	1,635,081
Covington Park Community Development District Special Assessment RB for Capital Improvement Series 2018 (NR/BBB)
500,000	4.000		05/01/2038	431,225
1,175,000	4.125		05/01/2048	962,346
Creek Preserve Community Development District Special Assessment RB Series 2019 (NR/NR)
1,565,000	4.700	(d)	11/01/2039	1,389,497
2,495,000	4.750	(d)	11/01/2049	2,080,678
Cross Creek North Community Development District Special Assessment Bonds Series 2022 (NR/NR)
1,675,000	4.500		05/01/2052	1,374,777
Cross Creek North Community Development District Special Assessment Bonds Series 2023 (NR/NR)
1,375,000	5.375		05/01/2053	1,246,079
Crossings Community Development District Special Assessment Bonds Series 2022 (NR/NR)
2,465,000	5.125		05/01/2052	2,161,447
Crystal Cay Community Development District Special Assessment for 2021 Project Series 2021 (NR/NR)
1,000,000	4.000		05/01/2051	780,048
Cypress Bay West Community Development District Capital Improvement RB for Assessment Area One Series 2023 (NR/NR)
670,000	5.250		05/01/2043	620,526
1,150,000	5.500		05/01/2053	1,054,480
Cypress Bluff Community Development District Special Assessment for Del WEBB Project Series 2020 A (NR/NR)
1,170,000	3.800	(d)	05/01/2050	820,513
Cypress Park Estates Community Development District Special Assessment Area 1 Project Series 2020 (NR/NR)
1,175,000	3.875	(d)	05/01/2040	942,049
1,210,000	4.000	(d)	05/01/2051	882,327
Cypress Park Estates Community Development District Special Assessment Bonds Series 2022 (NR/NR)
570,000	5.000		05/01/2042	514,331
1,150,000	5.125		05/01/2052	1,010,324
Cypress Ridge Community development District Special Assessment Bonds for Assessment Area 1 Series 2023 (NR/NR)
945,000	4.875		05/01/2030	923,406
1,570,000	5.625		05/01/2043	1,487,061
1,890,000	5.875		05/01/2053	1,780,323
Davenport Road South Community Development District Special Assessment Bonds Series 2018 (NR/NR)
3,170,000	5.125	(d)	11/01/2048	2,843,085
Deer Run Community Development District Special Assessment RB Refunding Series 2018 (NR/NR)
1,465,000	5.400		05/01/2039	1,415,763
2,615,000	5.500		05/01/2044	2,480,289

106	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Deerbrook Community Development District Special Assessment Bonds Series 2023 (NR/NR)
$1,150,000	5.500%		05/01/2053	$1,060,366
Del Webb Bexley Community Development District Special Assessment Series 2018 (NR/NR)
2,655,000	5.400		05/01/2049	2,455,205
Del Webb Oak Creek Community Development District Special Assessment Bonds Series 2023 (NR/NR)
1,500,000	5.000		05/01/2043	1,383,668
1,650,000	5.250		05/01/2053	1,509,277
DG Farms Community Development District Special Assessment Series 2020 (NR/NR)
700,000	4.000		05/01/2051	513,840
Downtown Doral South Community Development District Special Assessment Bonds Series 2018 (NR/NR)
1,000,000	4.750	(d)	12/15/2038	913,343
Durbin Crossing Community Development District Special Assessment Refunding Senior Series 2017 A-1 (AGM) (NR/AA)
3,090,000	3.750		05/01/2034	2,953,905
4,260,000	4.000		05/01/2037	4,037,023
DW Bayview Community Development District Sepcial Assessment Bonds for Manatee County Series 2022 (NR/NR)
750,000	5.250		05/01/2052	674,461
DW Bayview Community Development District Special Assessment Bond Series 2021 (NR/NR)
1,035,000	3.375	(d)	05/01/2041	757,990
Eagle Hammock Community Development District Special Assessment Bonds Series 2022 (NR/NR)
2,490,000	5.375		05/01/2052	2,276,799
Eagle Pointe Community Development District Special Assessment Bonds Series 2020 (NR/NR)
950,000	4.125	(d)	05/01/2040	783,964
3,785,000	4.125	(d)	05/01/2051	2,810,189
East 547 Community Development District Special Assessment Bond for Assessment Area Two Series 2023 (NR/NR)
925,000	6.500		05/01/2054	925,000
East Bonita Beach Road Community Development District Special Assessment Bonds for Assessment Area Two Series 2021 (NR/NR)
980,000	3.250		05/01/2041	703,583
East Bonita Beach Road Community Development District Special Assessment Bonds Series 2018 (NR/NR)
1,000,000	5.000	(d)	11/01/2048	884,163
East Homestead Community Development District Special Assessment Expansion Area Bonds Project Series 2019 (NR/NR)
500,000	4.750		11/01/2039	450,891
920,000	5.000		11/01/2049	814,880
Eden Hills Community Development District Special Assessment Bonds Series 2022 (NR/NR)
805,000	4.000		05/01/2042	658,215
2,390,000	4.125		05/01/2052	1,786,229
Eden Hills Community Development District Special Assessment Series 2020 (NR/NR)
190,000	4.000		05/01/2040	163,726
500,000	4.125		05/01/2051	384,591

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Edgewater East Community Development District Special Assessment for Assessment Area Once Series 2021 (NR/NR)
$1,425,000	3.600%		05/01/2041	$1,088,836
2,675,000	4.000		05/01/2051	1,978,002
Edgewater East Community Development District Special Assessment RB Series 2022 (NR/NR)
1,975,000	4.000		05/01/2042	1,583,520
4,720,000	4.000		05/01/2052	3,426,810
Entrada Community Development District Capital Improvement RB Series 2023 (NR/NR)
1,850,000	5.800		05/01/2053	1,754,933
Entrada Community Development District Special Assessment Bond Series 2021 (NR/NR)
1,100,000	4.000	(d)	05/01/2052	797,278
Epperson North Community Development District Special Assessment for Assessment Area #2 Series 2021 (NR/NR)
395,000	3.500		05/01/2041	291,071
Escambia County Health Facilities Authority Health Care Facilities RB Series 2020A (Baa2/BBB)
15,210,000	4.000		08/15/2045	12,283,508
Escambia County Health Facilities Authority RB Refunding for Baptist Hospital, Inc. Project Series 2020 A (AGM) (A1/AA)
1,745,000	3.000		08/15/2050	1,165,536
Esplanade Lake Club Community Development District Special Assessment for Capital Improvement Program Series 2019 A-1 (NR/NR)
985,000	4.000		11/01/2040	806,507
Esplanade Lake Club Community Development District Special Assessment for Capital Improvement Program Series 2019 A-2 (NR/NR)
105,000	4.000		11/01/2040	85,973
1,250,000	4.125		11/01/2050	944,918
Estancia at Wiregrass Community Development District Capital Improvement RB Series 2013 (NR/NR)
565,000	6.375		11/01/2026	573,526
3,230,000	7.000		11/01/2045	3,349,143
Estancia at Wiregrass Community Development District Capital Improvement RB Series 2015 (NR/NR)
855,000	5.250		11/01/2035	850,753
1,305,000	5.375		11/01/2046	1,225,721
Evergreen Community Development District Special Assessment RB Series 2019 (NR/NR)
1,245,000	5.000	(d)	11/01/2039	1,168,796
1,800,000	5.125	(d)	11/01/2049	1,602,348
Fallschase Community Development District Special Assessment Bonds for Leon County Series 2021 (NR/NR)
6,645,000	4.000		05/01/2052	4,792,159
Fallschase Community Development District Special Assessment Bonds Series 2021 (NR/NR)
1,445,000	3.375		05/01/2041	1,056,771
Fiddlers Creek Community Development District No. 2 Special Assessment Refunding Series 2019 (NR/NR)
2,460,000	5.000		05/01/2035	2,402,701
Finley Woods Community Development District Special Assessment for Assessment Area One Series 2020 (NR/NR)
185,000	4.000		05/01/2040	150,541
500,000	4.200		05/01/2050	379,087

The accompanying notes are an integral part of these financial statements.	107

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Fishhawk Community Development District II Special Assessment RB Refunding Series 2013 A (NR/A-)
$1,465,000	4.375%		05/01/2034	$1,415,886
Fishhawk Ranch Community Development District Special Assessment Refunding Bonds Series 2020 (AGM) (NR/AA)
1,250,000	3.000		11/01/2041	869,475
Florida Development Finance Corp. Education RB for IPS Florida Project Series 2022 (NR/NR)
2,000,000	5.250	(d)	06/15/2029	1,938,597
Florida Development Finance Corp. Educational Facilities RB Series 2022A (Ba3/NR)
5,000,000	5.500	(d)	07/01/2052	4,086,770
3,825,000	5.625	(d)	07/01/2056	3,135,512
Florida Development Finance Corp. Educational RB for Cornerstone Charter Academy Project Series 2022 (NR/BB+)
3,770,000	5.125	(d)	10/01/2052	3,347,482
1,725,000	5.250	(d)	10/01/2056	1,542,287
Florida Development Finance Corp. Educational Revenue Refunding Bonds for Central Charter School Project Series 2022 (NR/NR)
2,735,000	5.875	(d)	08/15/2052	2,454,606
2,430,000	6.000	(d)	08/15/2057	2,182,372
Florida Development Finance Corp. RB for Brightline Passenger Rail Expansion Project Series 2022A (NR/NR)
36,250,000	7.250	(a)(b)(d)	07/01/2057	37,700,000
Florida Development Finance Corp. RB for Brightline Passenger Rail Expansion Project Series 2023C (NR/NR)
36,250,000	0.000	(a)(b)(d)(e)	07/01/2057	35,887,217
Florida Development Finance Corp. RB for Discovery High School & Discovery Academy of Lake Alfred Obligated Group Series 2020 A (NR/NR)
1,650,000	5.000	(d)	06/01/2040	1,432,053
2,595,000	5.000	(d)	06/01/2055	2,043,347
Florida Development Finance Corp. RB for Mayflower Retirement Center, Inc. Obligated Group Series 2020 A (NR/NR)
2,005,000	5.250	(d)	06/01/2050	1,565,663
3,560,000	5.250	(d)	06/01/2055	2,719,515
Florida Development Finance Corp. RB for River City Education Obligated Group Series 2021 A (Baa3/NR)
600,000	4.000		07/01/2045	463,972
800,000	4.000		07/01/2055	570,038
Florida Development Finance Corp. RB for United Cerebral Palsy of Central Florida, Inc. Series 2020 A (NR/NR)
830,000	5.000		06/01/2040	721,140
1,850,000	5.000		06/01/2050	1,480,763
Florida Development Finance Corp. RB Refunding for Brightline Trains Florida LLC Series 2019 B (NR/NR)
30,780,000	7.375	(d)	01/01/2049	30,522,242
Florida Development Finance Corp. RB Refunding for Glenridge on Palmer Ranch Obligated Group Series 2021 (NR/NR)
1,875,000	5.000	(d)	06/01/2051	1,454,654
Florida Development Finance Corp. RB Refunding for Global Outreach Charter Academy Obligated Group Series 2021 A (Ba3/NR)
830,000	4.000	(d)	06/30/2046	597,683
2,580,000	4.000	(d)	06/30/2056	1,719,854

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Florida Development Finance Corp. RB Refunding for Mayflower Retirement Center, Inc. Obligated Group Series 2020 A (NR/NR)
$1,190,000	4.000	%(d)	06/01/2055	$696,983
Florida Development Finance Corp. RB Refunding for Mayflower Retirement Center, Inc. Obligated Group Series 2020 B-1 (NR/NR)
440,000	2.375	(d)	06/01/2027	417,446
Florida Development Finance Corp. RB Refunding for Renaissance Charter School, Inc. Series 2020 C (NR/NR)
2,085,000	5.000	(d)	09/15/2050	1,626,168
Florida Development Finance Corp. Surface Transportation Facility RB for Virgin Trains USA Passenger Rail Project Series 2019A (NR/NR)
39,795,000	6.500	(a)(b)(d)	01/01/2049	37,779,996
Florida Development Finance Corp. Surface Transportation Facility RB Series 2019A (NR/NR)
2,060,000	6.250	(a)(b)(d)	01/01/2049	2,053,227
14,940,000	6.375	(a)(b)(d)	01/01/2049	14,231,778
Florida Higher Educational Facilities Financial Authority RB for Jacksonville University Project Series 2018 A-1 (NR/NR)
1,750,000	4.750	(d)	06/01/2038	1,551,045
3,000,000	5.000	(d)	06/01/2048	2,524,660
Florida Higher Educational Facilities Financial Authority RB Refunding for St. Leo University, Inc. Obligated Group Series 2019 (NR/BB)
4,150,000	5.000		03/01/2044	3,379,007
7,900,000	5.000		03/01/2049	6,230,456
Florida Higher Educational Facilities Financial Authority RB Ringling College of Art and Design, Inc. Series 2017 (NR/BBB)
6,060,000	5.000		03/01/2047	5,492,174
Flow Way Community Development District Special Assessment Bonds for Phase 7 & 8 Project Series 2019 (NR/NR)
885,000	4.125		11/01/2039	740,605
Fontainbleau Lakes Community Development District Special Assessment RB Refunding Series 2016 (NR/BBB+)
700,000	4.000		05/01/2031	653,824
1,000,000	4.125		05/01/2038	863,095
Forest Brooke Community Development District Special Assessment Bonds Series 2019 A-1 (NR/A+)
1,850,000	3.250		11/01/2049	1,267,431
Forest Brooke Community Development District Special Assessment Subordinated Bonds Series 2019 A-2 (NR/NR)
250,000	4.000		11/01/2049	183,967
Gracewater Sarasota Community Development District Special Assessment Bonds Series 2021 (NR/NR)
1,400,000	4.000		05/01/2052	1,009,635
Grand Oaks Community Development District Special Assessment Bonds Assessment Area 2 Series 2020 (NR/NR)
1,100,000	4.250		05/01/2040	924,076
1,375,000	4.500		05/01/2052	1,084,396
Grand Oaks Community Development District Special Assessment RB Series 2021 (NR/NR)
1,105,000	4.000		11/01/2051	800,703
Grande Pines Community Development District Special Assessment Bonds Series 2021 (NR/NR)
750,000	4.000		05/01/2051	543,370

108	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Greater Orlando Aviation Authority Airport Facilities RB Refunding for Jetblue Airways Corp. Project Series 2013 (NR/NR)
$3,165,000	5.000%		11/15/2026	$3,142,580
5,000,000	5.000		11/15/2036	4,772,747
Greater Orlando Aviation Authority Priority Subordinated Airport Facilities RB Series 2017 A (A1/A+)
3,540,000	5.000		10/01/2047	3,524,491
Grove Resort Community Development District Special Assessment RB Series 2022 (NR/NR)
585,000	4.000		05/01/2052	423,726
Hacienda Lakes Community Development District Special Assessment Refunding Series 2016 (NR/NR)
1,515,000	4.500		05/01/2036	1,378,421
2,275,000	4.625		05/01/2046	1,893,234
Hammock Oaks Community Development District Special Assessment Area One Bonds Series 2023 (NR/NR)
1,000,000	5.750		05/01/2053	939,930
Hammock Reserve Community Development District Special Assessment Bonds Series 2022 (NR/NR)
645,000	4.700		05/01/2042	562,926
2,065,000	5.000		05/01/2052	1,814,458
Hammock Reserve Community Development District Special Assessment for Assessment Area One Project Series 2020 (NR/NR)
540,000	4.000		05/01/2040	465,326
860,000	4.000		05/01/2051	669,835
Hammock Reserve Community Development District Special Assessment for Assessment Area Two Project Series 2021 (NR/NR)
525,000	3.375		05/01/2041	390,668
Harbor Bay Community Development District Special Assessment RB Refunding Series 2019 A-2 (NR/NR)
915,000	3.750		05/01/2034	784,970
Harbor Bay Community Development District Special Assessment RB Series 2019 A-1 (NR/NR)
2,010,000	3.875		05/01/2039	1,633,663
1,400,000	4.100		05/01/2048	1,059,788
Harmony On Lake Eloise Community Development District Capital Improvement Assessment Area One RB Series 2023 (NR/NR)
1,110,000	5.375		05/01/2053	1,024,501
Hawks Point Community Development District Special Assessment Refunding Senior Series 2017 A-1 (NR/A-)
1,725,000	4.000	(d)	05/01/2031	1,640,428
1,335,000	4.250	(d)	05/01/2035	1,268,007
1,810,000	4.250	(d)	05/01/2039	1,601,439
Hawkstone Community Development District Special Assessment Area 1 RB Series 2019 (NR/NR)
640,000	3.875		11/01/2039	520,729
1,150,000	4.000		11/01/2051	841,472
Hawkstone Community Development District Special Assessment Area 2 RB Series 2019 (NR/NR)
200,000	4.000		11/01/2039	166,721
495,000	4.250		11/01/2051	379,067
Hawkstone Community Development District Special Assessment RB Series 2023 (NR/NR)
1,530,000	5.375		05/01/2043	1,446,719
1,265,000	5.500		05/01/2053	1,174,569

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Heritage Harbour North Community Development District Special Assessment Series 2014 (NR/NR)
$700,000	5.000%		05/01/2034	$690,928
2,170,000	5.125		05/01/2045	2,008,487
Heritage Harbour South Community Development District RB Refunding for Senior Lien Capital Improvement Series 2013 A-1 (NR/A)
500,000	5.050		05/01/2031	500,335
500,000	5.150		05/01/2034	500,354
Heritage Lake Park Community Development District Special Assessment Series 2005 (NR/NR)
1,390,000	5.700		05/01/2036	1,390,293
Heritage Landing Community Development District Special Assessment Refunding Bonds Series 2015 (NR/BBB)
2,190,000	4.200		05/01/2031	2,064,910
1,990,000	4.350		05/01/2036	1,828,052
Higher Educational Facilities Financing Authority Educational Facilities Revenue Refunding Bonds for Saint Leo University Project Series 2019 (NR/BB)
1,650,000	5.000		03/01/2039	1,404,059
Highland Meadows West Community Development District Special Assessment for Assessment Area 3 Series 2020 A (NR/NR)
475,000	3.625		05/01/2040	364,202
665,000	4.000		05/01/2050	486,693
Highlands Community Development District Special Assessment Bonds for Assessment Areas 3B and 5 Project Series 2018 (NR/NR)
1,000,000	4.875	(d)	12/15/2038	924,063
1,000,000	5.000	(d)	12/15/2048	882,112
Highlands Community Development District Special Assessment Refunding Series 2016 (NR/BBB)
2,150,000	4.250		05/01/2036	1,942,505
Highlands Meadows II Community Development District Special Assessment Bonds for Assessment Area 7/7A Project Series 2019 (NR/NR)
590,000	4.375		11/01/2050	460,294
Hills Minneola Community Development District Special Assessments for South Parcel Assessment Area Series 2020 (NR/NR)
1,065,000	4.000	(d)	05/01/2040	864,614
3,275,000	4.000	(d)	05/01/2050	2,398,829
Holly Hill Road East Community Development District Special Assessment for Area 3 Project Series 2020 (NR/NR)
180,000	5.000		11/01/2041	169,372
Hunters Ridge Community Development District No. 1 Assessment Area Special Assessment Bonds Series 2019 (NR/NR)
425,000	5.125	(d)	11/01/2049	377,186
Isles Bartram Park Community Development District Special Assessment Bonds Series 2017 (NR/NR)
980,000	5.000		11/01/2047	864,182
K-Bar Ranch II Community Development District Special Assessment Bonds Series 2021 (NR/NR)
955,000	3.125		05/01/2041	668,256
2,605,000	4.000		05/01/2051	1,892,640
Kindred Community Development District II Special Assessment Bonds Series 2020 (NR/NR)
290,000	3.500		05/01/2040	220,504
470,000	3.750		05/01/2050	332,781

The accompanying notes are an integral part of these financial statements.	109

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Kindred Community Development District II Special Assessment RB Series 2023 (NR/NR)
$600,000	5.650%		05/01/2043	$575,968
1,000,000	5.875		05/01/2054	952,343
Kindred Community Development District Special Assessment Bond Series 2017 (NR/NR)
2,000,000	5.000		05/01/2048	1,782,277
Kingman Gate Community Development District Special Assessment Bonds Series 2020 (NR/NR)
1,340,000	4.000		06/15/2040	1,153,802
1,060,000	4.000		06/15/2050	830,064
Lake Deer Community Development District Special Assessment Bonds for Polk County Series 2022 (NR/NR)
2,725,000	5.625		05/01/2053	2,460,464
Lake Emma Community Development District Special Assessment Bonds for Assessment Area Two Series 2023 (NR/NR)
635,000	5.250	(d)	05/01/2043	593,704
Lake Emma Community Developmnet District Lake County, Fl Special Assessment Bonds, Series 2023 Assessment Area Two (NR/NR)
900,000	5.500	(d)	05/01/2053	834,490
Lake Harris Community Development District Special Assessment Bonds Series 2023 (NR/NR)
795,000	5.375		05/01/2043	753,056
585,000	5.625		05/01/2053	550,540
Lakes of Sarasota Community Development District Special Assessment for Phases 1 Project Series 2021 A-1 (NR/NR)
265,000	4.100		05/01/2051	199,565
Lakes of Sarasota Community Development District Special Assessment for Phases 1 Project Series 2021 B-1 (NR/NR)
325,000	4.300		05/01/2051	253,303
Lakes of Sarasota Community Development District Special Assessment for Phases 1 Project Series 2021 B-2 (NR/NR)
900,000	4.125		05/01/2031	842,316
Lakewood Park Community Development District Special Assessment Bonds Series 2023 (NR/NR)
810,000	5.750		05/01/2053	772,401
Lakewood Park Community Development District Special Assessment for Assessment Area One Series 2021 (NR/NR)
325,000	3.625		05/01/2041	245,060
Lakewood Ranch Stewardship District Special Assessment for Azario Project Series 2020 A (NR/NR)
525,000	3.200		05/01/2030	463,413
525,000	3.750		05/01/2040	410,778
670,000	3.900		05/01/2050	485,978
Lakewood Ranch Stewardship District Special Assessment for Lorraine Lakes Project Series 2020 (NR/NR)
1,085,000	3.625	(d)	05/01/2040	837,074
2,500,000	3.875	(d)	05/01/2051	1,784,158
Lakewood Ranch Stewardship District Special Assessment for Northeast Sector Phase 2A Project Series 2019 (NR/NR)
250,000	3.850		05/01/2039	201,782
Lakewood Ranch Stewardship District Special Assessment for Northeast Sector Project - Phase 2C Series 2020 (NR/NR)
1,275,000	4.000		05/01/2050	941,613
Lakewood Ranch Stewardship District Special Assessment RB for Country Club East Project Series 2014 (NR/NR)
6,295,000	5.600		05/01/2044	6,167,142

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Lakewood Ranch Stewardship District Special Assessment RB for Cresswind Project Series 2019 (NR/NR)
$530,000	4.400%		05/01/2039	$463,989
1,615,000	4.500		05/01/2049	1,313,302
Lakewood Ranch Stewardship District Special Assessment RB for Del Webb Project Series 2017 (NR/NR)
1,000,000	5.000	(d)	05/01/2037	963,676
2,365,000	5.125	(d)	05/01/2047	2,181,089
Lakewood Ranch Stewardship District Special Assessment RB for Indigo Expansion Area Project Series 2019 (NR/NR)
575,000	3.750	(d)	05/01/2039	462,837
Lakewood Ranch Stewardship District Special Assessment RB for Lake Club Phase 4 Project Series 2019 (NR/NR)
495,000	4.400		05/01/2039	433,348
565,000	4.500		05/01/2049	459,452
Lakewood Ranch Stewardship District Special Assessment RB for Lakewood National & Polo Run Projects Series 2017 (NR/NR)
910,000	4.625		05/01/2027	907,152
2,500,000	5.250		05/01/2037	2,461,764
6,265,000	5.375		05/01/2047	6,088,721
Lakewood Ranch Stewardship District Special Assessment RB for North East Sector Project - Phase 1A Series 2018 (NR/NR)
1,175,000	5.000		05/01/2038	1,124,463
2,545,000	5.100		05/01/2048	2,312,761
Lakewood Ranch Stewardship District Special Assessment RB for North East Sector Project - Phase 1B Series 2018 (NR/NR)
3,760,000	5.450		05/01/2048	3,552,799
Lakewood Ranch Stewardship District Special Assessment RB for Taylor Ranch Project 2023 (NR/NR)
3,675,000	6.300	(h)	05/01/2054	3,674,585
Lakewood Ranch Stewardship District Special Assessment RB for Villages of Lakewood Ranch South Project Series 2016 (NR/NR)
515,000	4.250		05/01/2026	507,653
4,625,000	5.000		05/01/2036	4,522,259
11,610,000	5.125		05/01/2046	10,615,371
Lakewood Ranch Stewardship District Special Assessment RB Refunding for Country Club East Project Series 2020 (AGM) (NR/AA)
1,835,000	2.500		05/01/2033	1,497,493
1,685,000	2.625		05/01/2037	1,262,082
Lakewood Ranch Stewardship District Special Assessment Refunding for Northeast Sector Project - Phase 2B Series 2020 (NR/NR)
2,100,000	3.750	(d)	05/01/2040	1,653,600
Lakewood Ranch Stewardship District Special Assessment The Isles at Lakewood Ranch Project Series 2021 (NR/NR)
650,000	3.125		05/01/2041	455,720
Lakewood Ranch Stewardship District The Isles at Lakewood Ranch Project Phase 1 Special Assessment Bonds Series 2019 (NR/NR)
1,160,000	4.700		05/01/2039	1,055,444
Landmark at Doral Community Development District Senior Special Assessment Refunding for North Parcel Assessment Area Series 2019 A-1 (NR/A)
1,930,000	3.000		05/01/2035	1,562,340
1,990,000	3.000		05/01/2038	1,467,322

110	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Landmark at Doral Community Development District Subordinate Special Assessment Refunding for North Parcel Assessment Area Series 2019 A-2 (NR/NR)
$645,000	3.375%		05/01/2030	$577,186
895,000	4.000		05/01/2038	751,514
Lawson Dunes Community Development District Special Assessment Bonds Series 2022 (NR/NR)
395,000	5.000		05/01/2042	363,124
1,240,000	5.125		05/01/2052	1,093,485
Lee County IDA Healthcare Facilities RB for Cypress Cover at Healthpark Project Series 2022A Tax Exempt Fixed Rate Bonds (NR/NR)
955,000	5.250		10/01/2052	773,737
4,250,000	5.250		10/01/2057	3,357,843
Lee County Moody River Estates Community Development District Special Assessment Refunding Senior Series 2017 A-1 (NR/A-)
1,430,000	4.000		05/01/2031	1,352,050
1,860,000	4.000		05/01/2036	1,707,215
Live Oak Lake Community Development District Special Assessment Series 2020 (NR/NR)
1,610,000	4.400		05/01/2040	1,378,300
2,840,000	4.600		05/01/2051	2,290,568
Long Lake Reserve Community Development District Special Assessment Bonds Series 2018 (NR/NR)
985,000	5.125		05/01/2048	881,867
1,775,000	5.125		05/01/2049	1,581,601
Longleaf Community Development District (NR/NR)
989,000	5.375		05/01/2030	973,118
Longleaf Community Development District Special Assessment Refunding Series 2005 (NR/NR)
2,630,000	5.400		05/01/2030	2,587,089
LT Ranch Community Development District Special Assessment Series 2019 (NR/NR)
3,800,000	4.000		05/01/2050	2,781,253
LTC Ranch West Residential Community Development District Special Assessment Bonds Series 2021 B (NR/NR)
2,650,000	3.250		05/01/2031	2,298,141
LTC Ranch West Residential Community Development District Special Assessment for Assessment Area One Project Series 2021 A (NR/NR)
835,000	3.450		05/01/2041	615,810
Lucerne Park Community Development District Special Assessment Bonds Series 2019 (NR/NR)
855,000	4.625		05/01/2039	761,997
1,340,000	4.750		05/01/2050	1,113,766
Lynwood Community Development District Special Assessment Bonds Series 2019 (NR/NR)
1,755,000	4.000		06/15/2039	1,449,699
2,920,000	4.375		06/15/2049	2,295,065
Mandarin Grove Community Development District Special Assessment Bonds Series 2022 (NR/NR)
2,000,000	6.625	(d)	05/01/2053	1,979,673
Marshall Creek Community Development District Special Assessment Refunding Series 2015 A (NR/NR)
1,550,000	5.000		05/01/2032	1,524,999
McJunkin Parkland Community Development District Special Assessment Bonds Series 2018 (NR/NR)
2,800,000	5.125	(d)	11/01/2038	2,687,665

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
McJunkin Parkland Community Development District Special Assessment Bonds Series 2018 (NR/NR) – (continued)
$4,750,000	5.250	%(d)	11/01/2049	$4,317,893
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2014 A (NR/NR)
500,000	7.250		05/01/2035	503,745
Meadow View at Twin Creeks Community Development District Special Assessment Bonds Series 2021 (NR/NR)
530,000	3.750		05/01/2052	360,427
900,000	4.000		05/01/2052	649,051
Mediterranea Community Development District Special Assessment Refunding & Improvement Bonds for Area Two Project Series 2017 (NR/NR)
1,000,000	4.750		05/01/2037	923,887
1,700,000	5.000		05/01/2048	1,504,839
Merrick Square Community Development District Capital Improvement RB Series 2023 (NR/NR)
900,000	5.625		05/01/2053	852,895
Miami World Center Community Development District Special Assessment Bonds Series 2017 (NR/NR)
160,000	4.000		11/01/2023	159,898
600,000	4.750		11/01/2027	599,125
4,000,000	5.125		11/01/2039	3,811,966
4,135,000	5.250		11/01/2049	3,860,916
Miami-Dade County Aviation Revenue Refunding Bonds Series 2019A (NR/A)
5,000,000	5.000		10/01/2049	4,901,444
Miami-Dade County IDA Educational Facilities RB for Academir Charter Schools Project Series 2022A (Ba2/NR)
1,585,000	5.250	(d)	07/01/2052	1,376,368
2,000,000	5.500	(d)	07/01/2061	1,760,568
Miami-Dade County Seaport Revenue Refunding Bonds, Series 2022A (AMT) (A3/NR)
8,035,000	5.250		10/01/2052	7,979,399
Miami-Dade County Water & Sewer Revenue System Bonds Series 2021 (BAM-TCRS) (Aa3/AA)
1,575,000	4.000		10/01/2051	1,367,791
Midtown Miami Community Development District Special Assessment RB Refunding for Parking Garage Project Series 2014 A (NR/NR)
3,440,000	5.000		05/01/2029	3,376,927
Midtown Miami Community Development District Special Assessment Revenue Refunding Bonds for Parking Garage Project Series 2014A (NR/NR)
3,515,000	5.000		05/01/2037	3,287,575
Mirada Community Development District Capital Improvement RB Series 2021 (NR/NR)
2,815,000	3.250		05/01/2032	2,419,507
Mirada II Community Development District Special Assessment Bonds Series 2021 (NR/NR)
1,875,000	3.500		05/01/2041	1,399,153
2,455,000	4.000		05/01/2051	1,780,466
Miranda II Community Development District Capital Improvement RB Series 2022 (NR/NR)
1,090,000	5.600		05/01/2042	1,054,528
1,725,000	5.750		05/01/2053	1,643,082
Miromar Lakes Community Development District RB Refunding for Capital Improvement Series 2015 (NR/NR)
1,310,000	5.000		05/01/2028	1,311,811

The accompanying notes are an integral part of these financial statements.	111

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Miromar Lakes Community Development District RB Refunding for Capital Improvement Series 2015 (NR/NR) – (continued)
$1,200,000	5.000%		05/01/2035	$1,165,373
Naples Reserve Community Development District Special Assessment Bonds Series 2014 (NR/NR)
740,000	5.250		11/01/2035	736,274
1,225,000	5.625		11/01/2045	1,200,067
Naples Reserve Community Development District Special Assessment Bonds Series 2018 (NR/NR)
1,185,000	5.125	(d)	11/01/2048	1,071,374
New Port Tampa Bay Community Development District Special Assessment Bonds Series 2021 (NR/NR)
565,000	3.875		05/01/2041	438,705
2,250,000	4.125		05/01/2052	1,658,792
New River Community Development District Special Assessment Refunding Senior Lien Series 2020 A-1 (NR/NR)
30,000	3.500	(d)	05/01/2031	26,633
90,000	4.000	(d)	05/01/2038	76,066
New River Community Development District Special Assessment Refunding Senior Lien Series 2020 A-1 (NR/BBB)
815,000	3.500	(d)	05/01/2038	640,306
New River Community Development District Special Assessment Series 2006 B (NR/NR)
3,260,000	5.000	*	05/01/2013	33
North AR-1 Pasco Community Development District Capital Improvement RB for Assessment Area Three, Series 2023 (NR/NR)
605,000	5.000		05/01/2030	589,825
1,000,000	5.750		05/01/2043	948,370
1,500,000	6.000		05/01/2054	1,408,631
North Park Isle Community Development District Special Assessment RB Series 2021 (NR/NR)
1,200,000	3.375		11/01/2041	871,033
2,350,000	4.000		11/01/2051	1,702,853
North Powerline Road Community Development District Special Assessment Bonds Series 2022 (NR/NR)
1,545,000	5.625	(d)	05/01/2052	1,414,157
North Powerline Road Community Development District Special Assessment Series 2020 (NR/NR)
465,000	3.625		05/01/2040	356,535
Ocala Preserve Community Development District Capital Improvement RB Series 2023 (NR/NR)
1,240,000	5.700		05/01/2043	1,200,292
1,250,000	5.875		05/01/2053	1,198,429
Old Hickory Community Development District Special Assessment Bonds Series 2020 (NR/NR)
340,000	4.000		06/15/2040	280,165
Orange Blossom Groves Community Development District Special Assessment Bonds Series 2023 (NR/NR)
665,000	5.250		06/15/2043	634,330
1,275,000	5.375		06/15/2053	1,191,730
Orange Blossom Ranch Community Development District Special Assessment Bonds Series 2019 (NR/NR)
2,200,000	4.850		05/01/2039	2,010,273
3,625,000	5.000		05/01/2049	3,197,859
Orlando Florida Community Redevelopment Agency Tax Increment RB Refunding for Conroy Road District Series 2012 (NR/NR)
1,680,000	5.000		04/01/2024	1,680,499

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Orlando Florida Community Redevelopment Agency Tax Increment RB Refunding for Conroy Road District Series 2012 (NR/NR) – (continued)
$1,005,000	5.000%		04/01/2026	$1,005,247
Osceola Chain Lakes Community Development District Special Assessment Bonds Series 2020 (NR/NR)
840,000	4.000		05/01/2040	686,039
905,000	4.000		05/01/2050	663,293
Osceola County Rolling Oaks Community Development District Special Assessment Bonds Series 2018 (NR/NR)
1,680,000	5.375	(d)	11/01/2038	1,636,711
3,300,000	5.500	(d)	11/01/2049	3,092,102
Palermo Community Development District Special Assessment Bonds Series 2023 (NR/NR)
1,050,000	5.000		06/15/2043	967,078
1,375,000	5.250		06/15/2053	1,255,695
Palm Beach County Health Facilities Authority Hospital RB for Jupiter Medical Center Project 2022 Series A (NR/BBB-)
1,700,000	5.000		11/01/2047	1,567,641
Palm Beach County Health Facilities Authority RB Anticipation Notes for Green Cay Life Plan Village Project Series 2022A (NR/NR)
7,075,000	11.500	(d)	07/01/2027	7,668,031
Palm Beach County Health Facilities Authority RB for Lifespace Communities, Inc. Obligated Group Series 2019 B (NR/NR)
2,700,000	4.000		05/15/2053	1,603,489
2,175,000	5.000		05/15/2053	1,551,417
Palm Beach County Health Facilities Authority Revenue Refunding Bonds Series 2022 (NR/NR)
1,650,000	4.000		06/01/2036	1,360,086
1,700,000	4.250		06/01/2056	1,157,097
Palm Coast Park Community Development District Special Assessment Bond for Somerset at Palm Coast Park, Series 2023 (NR/NR)
500,000	5.400		05/01/2043	470,133
1,000,000	5.600		05/01/2053	928,137
Palm Coast Park Community Development District Special Assessment for Assessment Area One Series 2019 (NR/NR)
1,175,000	4.300		05/01/2050	907,038
Palm Glades Community Development District Senior Special Assessment Bonds Series 2018 A-1 (NR/A)
400,000	4.000		11/01/2038	350,917
3,290,000	4.200		11/01/2048	2,749,814
Palm Glades Community Development District Special Assessment Refunding Bonds Series 2016 (NR/A)
3,155,000	3.750		05/01/2031	2,948,762
2,140,000	4.000		05/01/2036	1,973,706
Palm Glades Community Development District Special Assessment Refunding Bonds Series 2017 (NR/BBB-)
490,000	4.000		05/01/2027	476,286
2,380,000	5.000		05/01/2039	2,254,020
Panther Trace II Community Development District Special Assessment RB Refunding Series 2014 (AGM) (NR/AA)
530,000	4.125		05/01/2035	530,987
Parkland Preserve Community Development District Special Assessment RB Series 2019 A (NR/NR)
1,855,000	5.250		05/01/2039	1,780,631
5,095,000	5.375		05/01/2050	4,677,879

112	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Parkview at Long Lake Ranch Community Development District Special Assessment Series 2020 (NR/NR)
$800,000	4.000%		05/01/2051	$581,233
Parkway Center Community Development District Special Assessment for Amenity Projects Series 2018-2 (NR/A-)
2,285,000	4.700		05/01/2049	1,968,733
Parkway Center Community Development District Special Assessment Refunding Series 2018-1 (NR/BBB)
800,000	4.375		05/01/2031	745,826
1,065,000	4.500		05/01/2034	989,122
Parrish Lakes Community Development District Capital Improvement RB for Special Assessment Area Two Series 2023A (NR/NR)
590,000	5.375		05/01/2043	547,829
1,475,000	5.625		05/01/2053	1,359,899
Parrish Lakes Community Development District Capital Improvement RB Series 2023 (NR/NR)
1,375,000	5.125		05/01/2043	1,253,663
1,525,000	5.400		05/01/2053	1,369,942
Parrish Plantation Community Development District Special Assessment Bonds Series 2021 (NR/NR)
795,000	3.500		05/01/2041	592,940
Paseo Community Development District Capital Improvement RB Refunding Series 2018 (NR/A-)
3,170,000	4.375		05/01/2036	2,919,255
Peace Creek Community Development District Special Assessment Bonds Series 2023 (NR/NR)
1,375,000	5.125		06/15/2043	1,294,418
1,900,000	5.375		06/15/2053	1,780,986
Pine Isle Community Development District Special Assessment Bonds Series 2021 (NR/NR)
1,000,000	3.250	(d)	12/15/2041	744,193
Pine Ridge Plantation Community Development District Special Assessment Refunding Bonds 2020 A-2 (NR/NR)
650,000	3.300		05/01/2030	576,649
690,000	3.750		05/01/2037	560,992
Pinellas County Industrial Development Authority RB for Drs. Kiran & Pallavi Patel 2017 Foundation for Global Understanding, Inc. Project Series 2019 (NR/NR)
1,100,000	5.000		07/01/2039	1,040,251
Portico Community Development District Special Assessment Bonds Series 2020-2 (NR/NR)
555,000	3.625		05/01/2040	422,794
Portico Community Development District Special Assessment Refunding Series 2020-1 (NR/NR)
1,915,000	3.500		05/01/2037	1,512,268
Portofino Isles Community Development District Special Assessment RB Refunding Series 2013 (NR/BBB)
2,795,000	4.750		05/01/2033	2,716,864
Preserve at South Branch Community Development District Special Assessment Phase 1 Series 2018 (NR/NR)
1,045,000	5.375		11/01/2049	981,160
Preserve at South Branch Community Development District Special Assessment Phase 2 RB Series 2019 (NR/NR)
250,000	4.000		11/01/2039	210,726
1,205,000	4.000		11/01/2050	903,862
Preserve at South Branch Community Development District Special Assessment Phase 3 Series 2021 (NR/NR)
750,000	3.500		05/01/2041	587,352

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Ranches at Lake McLeod Community Development District Special Assessment Bonds for Assessment Area One Series 2023 (NR/NR)
$730,000	5.500%		06/15/2053	$680,557
Reserve At Van Oaks Community Development District Special Assessment Bonds Series 2023 (NR/NR)
965,000	5.375		05/01/2053	894,460
Reunion East Community Development District (NR/NR)
2,170,000	7.200	*	05/01/2022	22
Reunion East Community Development District Special Assessment Refunding Bonds Series 2015 A (NR/NR)
6,820,000	5.000		05/01/2033	6,830,072
Reunion West Community Development District Special Assessment Bonds for Assessment Area 5 Project Series 2019 (NR/NR)
470,000	4.500		05/01/2039	415,812
1,520,000	4.625		05/01/2050	1,256,179
Rhodine Road North Community Development District Special Assessment Bonds Series 2019 (NR/NR)
825,000	4.500		05/01/2040	728,537
825,000	4.750		05/01/2050	698,445
Ridge at Apopka Community Development District Special Assessment Bonds for Parcel Two Project Series 2023 (NR/NR)
590,000	5.500		05/01/2043	558,854
700,000	5.750		05/01/2053	656,603
Ridge at Apopka Community Development District Special Assessment Bonds Series 2022 (NR/NR)
850,000	5.375		05/01/2042	804,584
2,150,000	5.500		05/01/2052	1,987,279
Ridge at Health Brook Community Development District Capital Improvement RB Series 2023 (NR/NR)
300,000	5.250		05/01/2043	280,160
550,000	5.500		05/01/2053	507,132
River Glen Community Development District Special Assessment Bond for Assessment Area Two Series 2021 (NR/NR)
1,000,000	3.375		05/01/2041	729,337
2,390,000	4.000		05/01/2051	1,736,434
River Hall Community Development District Special Assessment for Assessment Area 3 Series 2020 A (NR/NR)
1,030,000	3.625		05/01/2040	787,004
1,000,000	3.875		05/01/2051	709,936
River Landing Community Development District Special Assessment Series 2020 A (NR/NR)
1,100,000	4.350		05/01/2051	851,801
River Landing Community Development District Special Assessment Series 2020 B (NR/NR)
800,000	4.250		11/01/2035	700,959
Rivers Edge II Community Development District Special Assessment Bond Series 2021 (NR/NR)
1,040,000	3.500		05/01/2041	765,440
910,000	4.000		05/01/2051	661,153
Rivers Edge III Community Development District Special Assessment Bond Series 2021 (NR/NR)
775,000	3.500	(d)	05/01/2041	569,987
905,000	4.000	(d)	05/01/2051	657,520
Rolling Oaks Community Development District Special Assessment Bonds Series 2022 (NR/NR)
1,350,000	6.500	(d)	05/01/2053	1,332,449

The accompanying notes are an integral part of these financial statements.	113

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Rustic Oaks Community Development District Capital Improvement RB Series 2022 (NR/NR)
$2,435,000	3.450%		05/01/2042	$1,780,965
Rye Crossing Community Development District Capital Improvement RB Series 2023 (NR/NR)
1,075,000	5.250		05/01/2053	977,724
Rye Ranch Community Development District Special Assessment Bonds for Assessment Area One, Series 2023 (NR/NR)
710,000	6.000	(d)	11/01/2053	675,879
Saddle Creek Preserve of Polk County Community Development District Special Assessment Bonds Series 2020 (NR/NR)
320,000	4.000		06/15/2040	261,013
780,000	4.000		06/15/2050	570,907
Saddle Creek Preserve of Polk County Community Development District Special Assessment Bonds Series 2022 (NR/NR)
1,315,000	4.000		12/15/2051	952,224
Saltmeadows Community Development District Special Assessment Bonds Series 2022 (NR/NR)
1,020,000	5.500		05/01/2053	943,124
San Simeon Community Development District Special Assessment Bonds Series 2019 (NR/NR)
1,410,000	4.125	(d)	06/15/2039	1,175,057
Sandmine Road Community Development District Special Assessment Bonds Series 2022 (NR/NR)
650,000	6.000		11/01/2052	640,293
Sandmine Road Community Development District Special Assessment for Assessment Area One Series 2020 (NR/NR)
375,000	3.125	(d)	05/01/2030	338,536
980,000	3.625	(d)	05/01/2040	794,739
950,000	3.750	(d)	05/01/2050	707,379
Sarasota County Public Hospital District Fixed Rate Hospital RB Series 2018 (A1/NR)
4,350,000	4.000		07/01/2048	3,844,535
Savanna Lakes Community Development District Special Assessment Area One Bonds, Series 2023 (NR/NR)
1,065,000	5.375	(d)	06/15/2053	984,190
Sawgrass Village Community Development District Special Assessment Bonds Series 2023 (NR/NR)
2,300,000	5.750		05/01/2053	2,119,603
Scenic Highway Community Development District Special Assessment Series 2020 (NR/NR)
620,000	3.750		05/01/2040	481,316
1,250,000	4.000		05/01/2051	909,298
Scenic Terrace North Community Development District Special Assessment Bonds Series 2023 (NR/NR)
1,975,000	5.875		05/01/2043	1,883,337
2,210,000	6.125		05/01/2054	2,103,197
Scenic Terrace South Community Development District Special Assessment Bonds Series 2022 (NR/NR)
1,500,000	4.500		05/01/2042	1,278,763
2,980,000	4.625		05/01/2053	2,405,351
Seaton Creek Reserve Community Development District Special Assessment Bonds for Assessment Area One Bonds Series 2023 (NR/NR)
980,000	5.500	(d)	06/15/2053	913,624
Sedona Point Community Development District Special Assessment Bonds Series 2023 (NR/NR)
1,185,000	5.000		06/15/2053	1,048,322

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Seminole County Industrial Development Authority RB for The Galileo School Foundation, Inc. Series 2021 A (Ba1/NR)
$315,000	4.000	%(d)	06/15/2036	$266,460
425,000	4.000	(d)	06/15/2041	327,246
1,760,000	4.000	(d)	06/15/2051	1,210,130
1,105,000	4.000	(d)	06/15/2056	737,598
Seminole Improvement District Utilities RB for City of Westlake Series 2022 (NR/NR)
900,000	5.300		10/01/2037	863,341
Seminole Palms Community Development District Special Assessment Bonds Series 2023 (NR/NR)
900,000	5.700		05/01/2053	840,438
Shell Point Community Development District Special Assessment Bonds Series 2019 (NR/NR)
2,200,000	5.250	(d)	11/01/2039	2,107,609
2,815,000	5.375	(d)	11/01/2049	2,592,177
Sherwood Manor Community Development District Special Assessment Bonds Series 2018 (NR/NR)
3,800,000	5.250	(d)	11/01/2049	3,446,139
Sherwood Manor Community Development District Special Assessment RB Series 2023 (NR/NR)
825,000	5.500		05/01/2043	787,862
1,435,000	5.625		05/01/2053	1,343,933
Shingle Creek Community Development District Special Assessment Bonds Series 2019 (NR/NR)
4,000,000	5.000		05/01/2049	3,528,672
Silverlake Community Development District Special Assessment Bonds Series 2023 (NR/NR)
885,000	5.500		05/01/2053	835,699
Six Mile Creek Community Development District Capital Improvement & Refunding RB Series 2021 (NR/NR)
1,800,000	4.000		05/01/2052	1,296,720
Six Mile Creek Community Development District Capital Improvement RB Series 2021 (NR/NR)
655,000	4.000		05/01/2052	471,862
Six Mile Creek Community Development District Capital Improvement RB Series 2023 (NR/NR)
1,375,000	5.700		05/01/2054	1,282,952
Six Mile Creek Community Development District Special Assessment for Assessment Area 3 Phase 1 Series 2021 (NR/NR)
1,325,000	3.500		05/01/2041	976,052
1,125,000	4.000		05/01/2051	817,359
Six Mile Creek Community Development District Special Assessment Refunding for Area 2 Phase 3A Project Series 2020 (NR/NR)
310,000	4.125		11/01/2040	255,469
945,000	4.250		11/01/2050	721,041
Sorrento Pines Community Development District Special Assessment Bonds for Assessment Area One Series 2023 (NR/NR)
525,000	5.500		05/01/2053	488,152
South Fork III Community Development District Parcels V and W Special Assessment Bonds Series 2019 (NR/NR)
2,100,000	5.125	(d)	11/01/2039	1,986,559
3,480,000	5.250	(d)	11/01/2049	3,150,636
South Fork III Community Development District Special Assessment RB Refunding Series 2018 (NR/NR)
1,310,000	5.000		05/01/2038	1,242,564

114	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
South Fork III Community Development District Special Assessment RB Refunding Series 2018 (NR/NR) – (continued)
$2,505,000	5.375%		05/01/2049	$2,308,339
South Kendall Community Development District Special Assessment Refunding Series 2016 (NR/BBB)
330,000	4.125		11/01/2040	275,874
South Village Community Development District Capital Improvement and Special Assessment Refunding Senior Lien Series 2016 A-1 (NR/A)
770,000	3.500		05/01/2032	692,979
485,000	3.625		05/01/2035	430,178
1,695,000	3.750		05/01/2038	1,451,790
South Village Community Development District Capital Improvement and Special Assessment Refunding Subordinate Lien Series 2016 A-2 (NR/NR)
470,000	4.875		05/01/2035	450,594
95,000	5.000		05/01/2038	90,090
South-Dade Venture Community Development District Special Assessment RB Refunding Series 2013 (NR/NR)
2,010,000	5.250		05/01/2034	2,012,652
Southern Groves Community Development District No. 5 Special Assessment Bond Series 2021 (NR/NR)
920,000	3.125		05/01/2041	639,801
725,000	4.000		05/01/2048	539,387
Southern Groves Community Development District No. 5 Special Assessment Refunding Series 2019 (NR/NR)
365,000	3.600		05/01/2034	308,793
600,000	4.000		05/01/2043	471,197
Southern Groves Community Development District No. 5 Special Assessment Series 2020 (NR/NR)
415,000	4.300		05/01/2040	350,395
180,000	4.500		05/01/2046	147,644
Southern Hills Plantation I Community Development District Special Assessment for Capital Improvement Series 2011 A-1 (NR/NR)
3,055,000	5.800		05/01/2035	2,781,695
Southern Hills Plantation I Community Development District Special Assessment for Capital Improvement Series 2011 A-2 (NR/NR)
2,640,000	5.800	*	05/01/2035	1,718,926
Spencer Creek Community Development District Special Assessment RB Series 2019 (NR/NR)
425,000	4.375		05/01/2029	414,424
1,000,000	5.000		05/01/2039	941,755
1,750,000	5.250		05/01/2049	1,595,107
Spring Lake Community Development District Special Assessment for Assessment Area Two Project Series 2017 (NR/NR)
1,245,000	5.125	(d)	11/01/2037	1,196,068
1,785,000	5.250	(d)	11/01/2047	1,626,091
Spring Ridge Community Development District Special Assessment RB Series A-1 (NR/NR)
970,000	4.800		05/01/2035	912,650
St. Johns County Industrial Development Authority RB Refunding for Life Care Ponte Vedra Obligated Group Obligated Group Series 2021 A (NR/NR)
700,000	4.000		12/15/2041	528,284
475,000	4.000		12/15/2046	335,907
2,350,000	4.000		12/15/2050	1,600,140

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
St. Johns County Industrial Development Authority RB Refunding for Presbyterian Retirement Communities, Inc. Obligated Group Series 2020 A (NR/NR)
$7,475,000	4.000%		08/01/2055	$5,465,372
Stellar North Community Development District Special Assessment Bonds Series 2021 (NR/NR)
2,220,000	4.000		05/01/2052	1,599,457
Sterling Hill Community Development District RB for Capital Improvement Series 2003 B (NR/NR)
418,112	5.500	*	11/01/2010	213,237
Stonegate Community Development District Special Assessment Refunding Bonds Series 2013 (NR/NR)
2,130,000	5.000		05/01/2034	2,115,574
Stoneybrook Community Development District Tax Exempt Special Assessment RB for Village of Estero Series 2022-1 (NR/AA-)
1,750,000	4.300		05/01/2052	1,508,564
Stoneybrook North Community Development District Capital Improvement Revenue Refunding Bonds Series 2022 (NR/NR)
875,000	6.375		11/01/2052	866,941
Stoneybrook South at Championsgate Community Development District Special Assessment Bonds Series 2019 (NR/NR)
1,100,000	4.500		06/15/2039	977,491
1,100,000	4.625		06/15/2049	915,527
Stoneybrook South at Championsgate Community Development District Special Assessment Bonds Series 2023 (NR/NR)
555,000	5.500		06/15/2053	523,271
Stoneybrook South Community Development District Special Assessment Bonds Refunding for Assessment Area Two-A Project Series 2014 (NR/NR)
1,750,000	5.125		11/01/2034	1,751,652
3,495,000	5.500		11/01/2044	3,416,037
Stoneybrook South Community Development District Special Assessment Series 2020 (NR/NR)
2,875,000	3.750	(d)	12/15/2050	2,133,260
Storey Creek Community Development District Special Assessment Bonds for Assessment Area One Project Series 2019 (NR/NR)
420,000	4.000		12/15/2039	345,632
860,000	4.125		12/15/2049	646,214
Storey Creek Community Development District Special Assessment Bonds Series 2022 (NR/NR)
575,000	5.200		06/15/2042	535,961
925,000	5.375		06/15/2052	842,667
Storey Drive Community Development District Special Assessment Bonds Series 2022 (NR/NR)
1,000,000	4.000		06/15/2052	734,244
Storey Park Community Development District Special Assessment Bonds for Assessment Area Four Project Series 2021 (NR/NR)
325,000	3.300	(d)	06/15/2041	236,106
Storey Park Community Development District Special Assessment Bonds for City of Orlando Series 2022 (NR/NR)
1,000,000	5.150		06/15/2052	885,418
Summer Woods Community Development District Special Assessment Bonds Series 2021 (NR/NR)
925,000	4.000		05/01/2052	669,589
Summer Woods Community Development District Special Assessment for Assessment Area Two Project Series 2020 (NR/NR)
870,000	3.750		05/01/2040	676,955

The accompanying notes are an integral part of these financial statements.	115

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Summer Woods Community Development District Special Assessment for Assessment Area Two Project Series 2020 (NR/NR) – (continued)
$1,155,000	4.000%	05/01/2050	$845,354
Summer Woods Community Development District Special Assessment for Assessment Area Two Project Series 2021 (NR/NR)
405,000	3.400	05/01/2041	297,054
275,000	4.000	05/01/2051	200,568
Summerstone Community Development District Special Assessment Series 2020 (NR/NR)
705,000	3.750	05/01/2040	584,735
875,000	4.000	05/01/2051	681,518
Sunbridge Stewardship District Special Assessment RB for Weslyn Park Project Series 2022 (NR/NR)
1,000,000	5.200	05/01/2042	919,472
1,800,000	5.350	05/01/2052	1,611,654
Sunbridge Stewardship District Special Assessment RB Series 2022 (NR/NR)
1,550,000	5.500	05/01/2052	1,438,573
Sweetwater Creek Community Development District Capital Improvement Special Assessment RB Refunding Series 2019 A-2 (NR/NR)
1,615,000	4.000	05/01/2038	1,356,443
Talis Park Community Development District Capital Improvement RB Refunding Subordinate Series 2016 A-2 (NR/NR)
595,000	3.750	05/01/2026	577,462
1,550,000	4.000	05/01/2033	1,409,440
Talis Park Community Development District Capital Improvement RB Series 2013 (NR/NR)
1,325,000	5.250	11/01/2034	1,324,928
2,300,000	6.000	11/01/2044	2,300,367
Tamarindo Community Development District Special Assessment Bonds Series 2021 (NR/NR)
715,000	3.375	05/01/2041	523,579
Tapestry Community Development District Special Assessment RB Series 2016 (NR/NR)
1,110,000	4.800	05/01/2036	1,043,205
1,715,000	5.000	05/01/2046	1,529,562
Tern Bay Community Development District Special Assessment Bonds Series 2022 (NR/NR)
4,400,000	4.000	06/15/2042	3,490,657
6,000,000	4.000	06/15/2052	4,332,978
Terreno Community Development District Special Assessment Bonds Series 2023 (NR/NR)
900,000	5.250	05/01/2053	811,613
Timber Creek Southwest Community Development District Special Assessment Bonds for Assessment Area Two Project Series 2021 (NR/NR)
2,050,000	3.300	12/15/2041	1,466,902
Timber Creek Southwest Community Development District Special Assessment Bonds Series 2020 (NR/NR)
1,000,000	4.000	06/15/2040	815,004
Tison’s Landing Community Development District Special Assessment RB Refunding & Improvement Bonds Senior Series 2016 A-1 (NR/A+)
685,000	3.375	05/01/2032	608,931
1,345,000	3.600	05/01/2037	1,173,090

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
tohoqua Community Development District Special Assessment Phase 4A/5A Project Series 2021 (NR/NR)
$615,000	4.000%		05/01/2051	$449,153
tolomato Community Development District Special Assessment GO Refunding Bonds Senior Lien Series 2018 A-1 (AGM) (NR/AA)
1,760,000	3.750		05/01/2040	1,513,121
tolomato Community Development District Special Assessment GO Refunding Bonds Subordinate Lien Series 2018 A-2 (NR/NR)
375,000	5.625	(d)	05/01/2040	373,484
tolomato Community Development District Special Assessment GO Refunding Bonds Subordinate Lien Series 2018 B-2 (NR/NR)
300,000	5.125		05/01/2039	286,096
tolomato Community Development District Special Assessment RB Refunding Series 2019 A-2 (NR/NR)
1,160,000	4.250		05/01/2037	1,024,556
tolomato Community Development District Special Assessment Refunding Bonds Series 2019 C (NR/NR)
8,310,000	4.400	(d)	05/01/2040	7,191,122
toscana Isles Community Development District Special Assessment RB Series 2014 (NR/NR)
225,000	5.750		11/01/2027	228,810
1,955,000	6.250		11/01/2044	2,000,813
toscana Isles Community Development District Special Assessment RB Series 2018 (NR/NR)
5,390,000	5.500		11/01/2049	5,051,796
Toscana Isles Community Development District Special Assessment RB Series 2018 (NR/NR)
2,645,000	5.375		11/01/2039	2,571,412
touchstone Community Development District Special Assessment Bonds Series 2018 (NR/NR)
1,560,000	4.625	(d)	06/15/2038	1,408,017
2,440,000	4.750	(d)	06/15/2048	2,056,819
touchstone Community Development District Special Assessment Bonds Series 2019 (NR/NR)
1,145,000	4.125		12/15/2049	865,039
Touchstone Community Development District Special Assessment Bonds Series 2019 (NR/NR)
550,000	4.000		12/15/2040	447,562
Town of Davie RB Refunding for Nova Southeastern University, Inc. Series 2018 (A3/A-)
10,000,000	5.000		04/01/2048	9,762,159
towne Park Community Development District Special Assessment Area 3B Project Series 2019 (NR/NR)
1,085,000	4.625		05/01/2050	898,270
towne Park Community Development District Special Assessment Area 3D Project Series 2020 (NR/NR)
1,000,000	4.000	(d)	05/01/2051	770,752
Towne Park Community Development District Special Assessment Area 3D Project Series 2020 (NR/NR)
525,000	3.625	(d)	05/01/2040	422,264
Tradition Community Development District No. 9 Special Assessment Bonds Series 2021 (NR/NR)
1,700,000	3.000		05/01/2041	1,166,493
1,300,000	4.000		05/01/2052	937,584

116	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Trevesta Community Development District Special Assessment Area 1 Phase 2 Project Series 2018 (NR/NR)
$975,000	5.375	%(d)	11/01/2049	$901,203
Trevesta Community Development District Special Assessment Area 2 Project Series 2020 (NR/NR)
875,000	3.750	(d)	05/01/2040	682,337
Triple Creek Community Development District Special Assessment for Villages N&P Projects Series 2021 (NR/NR)
700,000	3.500		11/01/2041	519,309
Triple Creek Community Development District Special Assessment Series 2017 A (NR/NR)
940,000	5.250		11/01/2027	942,184
2,735,000	6.125		11/01/2046	2,723,125
Triple Creek Community Development District Special Assessment Series 2018 A (NR/NR)
785,000	4.700	(d)	11/01/2029	776,409
1,525,000	5.125	(d)	11/01/2038	1,457,185
2,165,000	5.375	(d)	11/01/2048	2,001,107
Triple Creek Community Development District Special Assessment Series 2019 A (NR/NR)
1,000,000	4.625		05/01/2039	893,130
1,995,000	4.750		05/01/2050	1,658,743
TSR Community Development District Special Assessment Bonds for Northwest Assessment Area Series 2017 (NR/NR)
4,625,000	4.750	(d)	11/01/2048	3,876,595
TSR Community Development District Special Assessment Bonds for Northwest Assessment Area Series 2018 (NR/NR)
1,200,000	5.000		11/01/2039	1,126,280
1,850,000	5.125		11/01/2049	1,644,967
TSR Community Development District Special Assessment RB for 2016 Project Series 2016 (NR/NR)
1,140,000	4.000		11/01/2027	1,103,949
3,160,000	4.625		11/01/2037	2,870,649
2,790,000	4.750		11/01/2047	2,352,723
TSR Community Development District Special Assessment RB for Village 4 Project Series 2015 A (NR/NR)
2,420,000	5.625		11/01/2045	2,342,798
Tuckers Pointe Community Development District Special Assessment RB Series 2022 (NR/NR)
1,400,000	4.000		05/01/2052	1,008,815
Tuckers Pointe Community Development District Special Assessment Revenue Note Series 2022 (NR/NR)
4,200,000	3.625		05/01/2032	3,667,055
Turnbull Creek Community Development District Senior Special Assessment Refunding Series 2015 A-1 (NR/A)
2,245,000	4.375		05/01/2035	2,139,757
Twisted Oaks Pointe Community Development District City of Wildwood, Florida Special Assessment Bonds, Series 2023 Assessment Area One Project (NR/NR)
575,000	5.375		05/01/2043	532,653
Twisted Oaks Pointe Community Development District City of Wildwood, Florida Special Assessment Bonds, Series 2023 Assessment Area Two Project (NR/NR)
675,000	5.875		05/01/2043	648,501
650,000	6.125		05/01/2054	619,908
Twisted Oaks Pointe Community Development District Special Assessment Bonds for Assessment Area One Series 2023 (NR/NR)
750,000	5.625		05/01/2053	688,046

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Two Creeks Community Development District RB Refunding for Capital Improvement Senior Lien Series 2016 A-1 (NR/A)
$1,695,000	3.500%		05/01/2032	$1,556,095
2,540,000	3.625		05/01/2037	2,212,412
Two Creeks Community Development District RB Refunding for Capital Improvement Subordinate Lien Series 2016 A-2 (NR/NR)
615,000	4.750		05/01/2037	570,690
Two Lakes Community Development District Special Assessment Expansion Area Series 2019 (NR/NR)
2,300,000	3.750		12/15/2039	1,829,581
3,505,000	4.000		12/15/2049	2,576,568
Two Lakes Community Development District Special Assessment Series 2017 (NR/NR)
1,000,000	5.000	(d)	12/15/2032	981,150
1,705,000	5.000	(d)	12/15/2037	1,619,183
5,330,000	5.000	(d)	12/15/2047	4,727,675
Two Rivers East Community Development District Special Assessment Bonds Series 2023 (NR/NR)
3,190,000	5.875		05/01/2053	2,976,704
Two Rivers North Community Development District Special Assessment Bonds Series 2022 (NR/NR)
1,850,000	5.250		05/01/2052	1,652,114
Two Rivers Two Rivers West Community Development District Special Assessment Bonds Series 2023 (NR/NR)
2,000,000	6.125		11/01/2053	1,901,323
Two Rivers West Community Development District Special Assessment Bonds Series 2022 (NR/NR)
1,600,000	6.000		05/01/2043	1,555,085
2,545,000	6.250		05/01/2053	2,464,291
Union Park East Community Development District Capital Improvement RB for Assessment Area One Series 2017 A-1 (NR/NR)
2,415,000	5.500	(d)	11/01/2047	2,294,085
University Park Recreation District Special Assessment Series 2019 (BAM) (NR/AA)
2,800,000	3.375		05/01/2045	2,119,025
Varrea South Community Development District Capital Improvement RB Series 2023 (NR/NR)
1,375,000	5.400		05/01/2053	1,281,085
V-Dana Community Development District Lee County, Florida Special Assessment Bonds, Series 2023 Assessment Area Two – 2023 Project Area (NR/NR)
1,090,000	5.250		05/01/2043	1,028,849
V-Dana Community Development District Special Assessment Bonds for Assessment Area Two Series 2023 (NR/NR)
2,305,000	5.500		05/01/2054	2,150,390
V-Dana Community Development District Special Assessment for Assessment Area One Series 2020 (NR/NR)
1,400,000	4.000	(d)	05/01/2051	1,026,394
V-Dana Community Development District Special Assessment for Assessment Area One Series 2021 (NR/NR)
2,760,000	4.000		05/01/2052	2,008,526
Venetian Parc Community Development District Special Assessment Area One Project Series 2013 (NR/NR)
320,000	6.000		11/01/2027	327,356
2,050,000	6.500		11/01/2043	2,157,872

The accompanying notes are an integral part of these financial statements.	117

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Venetian Parc Community Development District Special Assessment Area Two Project Series 2013 (NR/NR)
$450,000	6.375%		11/01/2027	$456,093
2,295,000	7.125		11/01/2044	2,328,638
Ventana Community Development District Special Assessment RB Series 2018 (NR/NR)
4,655,000	5.125	(d)	05/01/2049	4,162,501
Veranda Community Development District II Special Assessment Area 1 Gardens East Project Series 2018 A (NR/NR)
985,000	5.000		11/01/2039	924,715
1,685,000	5.125		11/01/2049	1,500,025
Veranda Community Development District II Special Assessment Area 2 Preserve West Project Series 2018 A (NR/NR)
980,000	5.000		11/01/2039	920,022
1,590,000	5.125		11/01/2049	1,415,453
Veranda Community Development District II Special Assessment Area 3 4 & 5 Series 2018 B (NR/NR)
1,205,000	5.875		11/01/2032	1,217,587
Veranda Community Development District II Special Assessment Refunding for Veranda Estates Project Series 2021 (NR/NR)
255,000	3.600	(d)	05/01/2041	190,210
Veranda Community Development District II Special Assessment Refunding for Veranda Oaks Project Series 2021 (NR/NR)
535,000	3.600	(d)	05/01/2041	399,068
870,000	4.000	(d)	05/01/2051	628,482
Veranda Landing Community Development District Special Assessment Bonds, Series 2023 (NR/NR)
900,000	5.500		06/15/2053	840,356
Verandah East Community Development District Special Assessment Refunding & Improvement RB Series 2016 (NR/NR)
4,355,000	4.000		05/01/2031	4,053,391
1,700,000	4.125		05/01/2034	1,543,510
1,000,000	4.250		05/01/2037	876,658
Verano #1 Community Development District Senior Special Assessment Refunding for Community Infrastructure Project Series 2017 A-1 (NR/BBB)
1,980,000	4.000	(d)	05/01/2031	1,842,292
2,940,000	4.000	(d)	05/01/2037	2,588,935
Verano #1 Community Development District Special Assessment Bonds for District #1 Project Series 2015 (NR/NR)
735,000	5.125		11/01/2035	716,968
990,000	5.250		11/01/2046	907,174
Verano Community Development District Special Assessment Bonds Series 2022 (NR/NR)
1,000,000	6.625		11/01/2052	1,011,473
Verano Community Development District Special Assessment Bonds Series 2023 (NR/NR)
500,000	5.375		05/01/2043	474,738
800,000	5.625		05/01/2053	760,246
Verano No. 2 Community Development District Special Assessment Bonds for POD C Project Series 2020 (NR/NR)
265,000	4.000		05/01/2040	215,619
1,700,000	4.000		05/01/2050	1,245,194
Verano No. 2 Community Development District Special Assessment Bonds for POD D Project Series 2020 (NR/NR)
370,000	4.000		05/01/2040	301,052
2,015,000	4.000		05/01/2050	1,474,716

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Verano No. 2 Community Development District Special Assessment Bonds for POD E Project Series 2020 (NR/NR)
$265,000	4.000%		05/01/2040	$215,619
1,740,000	4.000		05/01/2050	1,273,452
Viera East Community Development District Special Assessment Bonds Series 2020 (AGM) (NR/AA)
1,625,000	2.600		05/01/2034	1,256,525
Viera Stewardship District Special Assessment RB Series 2021 (NR/NR)
1,630,000	3.125		05/01/2041	1,148,717
1,715,000	4.000		05/01/2053	1,237,263
Viera Stewardship District Special Assessment RB Series 2023 (NR/NR)
1,000,000	5.300		05/01/2043	936,338
2,750,000	5.500		05/01/2054	2,529,537
Villa Portofino East Community Development District Special Assessment Refunding Series 2019 (NR/NR)
1,000,000	3.750		05/01/2037	822,128
Village Community Development District No. 13 Special Assessment RB Series 2019 (NR/NR)
9,565,000	3.700		05/01/2050	6,959,976
Village Community Development District No. 13 Special Assessment RB Series 2020 (NR/NR)
4,120,000	3.250	(d)	05/01/2040	3,105,162
9,150,000	3.500	(d)	05/01/2051	6,295,751
Village Community Development District No. 15 Special Assessment Rb Series 2023 (NR/NR)
4,600,000	5.250	(d)	05/01/2054	4,371,836
Village Community Development District No. 15 Special Assessment RB Series 2023 (NR/NR)
2,050,000	5.000	(d)	05/01/2043	1,961,107
Village Community Development District Special Assessment RB Series 2021 (NR/NR)
4,425,000	3.250		05/01/2052	2,863,571
Villages of Glen Creek Community Development District Capital Improvement RB Series 2022A (NR/NR)
1,150,000	5.250		05/01/2053	1,026,812
Villages of Glen Creek Community Development District Capital Improvement Revenue and Refunding Bonds Series 2022 (NR/NR)
1,130,000	4.000		05/01/2052	814,919
Villamar Community Development District Special Assessment Bonds Series 2019 (NR/NR)
885,000	4.625		05/01/2039	788,734
1,355,000	4.875		05/01/2050	1,148,523
Villamar Community Development District Special Assessment Bonds Series 2020 (NR/NR)
555,000	3.750		05/01/2040	432,348
1,000,000	4.000		05/01/2051	726,541
Vizcaya In Kendall Community Development District Special Assessment Bonds Series 2016 (NR/BBB-)
1,000,000	3.750		11/01/2031	879,772
1,000,000	4.000		11/01/2036	872,331
1,300,000	4.125		11/01/2046	1,032,045
Waterford Community Development District Capital Improvement RB Series 2023 (NR/NR)
535,000	5.375		05/01/2043	501,480
670,000	5.600		05/01/2053	621,746

118	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Waterford Landing Community Development District Capital Improvement RB Series 2014 (NR/NR)
$2,450,000	5.500%		05/01/2034	$2,452,637
3,810,000	5.750		05/01/2044	3,769,037
Watergrass Community Development District II Special Assessment Bonds Series 2018 (NR/NR)
4,040,000	5.250		05/01/2049	3,665,675
Waters Edge Community Development District Pasco County Capital Improvement RB Refunding Senior Lien Series 2015 A-1 (NR/A)
3,230,000	4.200		05/01/2036	2,917,387
Waterset Central Community Development District Special Assessment Bonds Series 2018 (NR/NR)
1,640,000	5.125	(d)	11/01/2038	1,565,490
2,800,000	5.250	(d)	11/01/2049	2,534,995
Waterset North Community Development District Special Assessment RB Series 2014 (NR/NR)
1,210,000	5.125		11/01/2035	1,189,118
1,945,000	5.500		11/01/2045	1,852,489
Wellness Ridge Community Development District Special Assessment Bonds Series 2023 (NR/NR)
1,320,000	5.125		06/15/2043	1,239,650
1,215,000	5.375		06/15/2053	1,135,648
Wesbridge Community Development District Special Assessment Series 2019 (NR/NR)
1,215,000	4.250		11/01/2049	934,510
West Hillcrest Community Development District Special Assessment Bonds Series 2023 (NR/NR)
1,150,000	5.500		06/15/2053	1,067,436
West Port Community Development District Special Assessment Area Two Series 2020 (NR/NR)
570,000	3.625	(d)	05/01/2041	426,976
1,545,000	4.000	(d)	05/01/2051	1,127,499
West Port Community Development District Special Assessment Bonds for Charlotte County Series 2022 (NR/NR)
550,000	5.250		05/01/2052	487,770
West Port Community Development District Special Assessment for Assessment Area One Series 2021 (NR/NR)
1,445,000	3.400		05/01/2041	1,051,714
West Villages Improvement District Special Assessment RB for Neighborhood Infrastructure Series 2022 (NR/NR)
475,000	5.375		05/01/2042	451,783
1,350,000	5.500		05/01/2053	1,252,157
West Villages Improvement District Special Assessment RB Series 2023 (NR/NR)
850,000	5.375		05/01/2043	804,206
2,265,000	5.625		05/01/2053	2,143,465
West Villages Improvement District Unit of Development No. 7 Master Infrastructure Special Assessment RB Series 2019 (NR/NR)
2,340,000	4.750		05/01/2039	2,114,705
3,790,000	5.000		05/01/2050	3,317,058
West Villages Improvement District Unit of Development No. 7 Special Assessment RB Series 2023 (NR/NR)
570,000	6.250	(h)	05/01/2054	566,137
Westside Community Development District Special Assessment RB for Solara Phase 1 Assessment Area Series 2018 (NR/NR)
460,000	5.000	(d)	05/01/2038	440,531
600,000	5.200	(d)	05/01/2048	551,576

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Westside Community Development District Special Assessment RB for Solara Phase 2 Assessment Area Series 2019 (NR/NR)
$990,000	4.625%		05/01/2039	$882,313
1,590,000	4.850		05/01/2049	1,348,812
Westside Community Development District Special Assessment RB Refunding Series 2019 (NR/NR)
800,000	4.100	(d)	05/01/2037	691,113
795,000	4.125	(d)	05/01/2038	677,192
Westside Community Development District Special Assessment RB Series 2019 (NR/NR)
1,200,000	5.000		05/01/2039	1,127,724
2,000,000	5.200		05/01/2050	1,790,028
Westview North Community Development District Special Assessment Bonds Series 2022 (NR/NR)
1,150,000	6.000		06/15/2052	1,111,737
Westview South Community Development District Special Assessment Bonds for Assessment Area One, Series 2023 (NR/NR)
1,225,000	5.375		05/01/2043	1,138,814
3,850,000	5.600		05/01/2053	3,536,172
1,415,000	5.625		05/01/2053	1,314,266
Westview South Community Development District Special Assessment Bonds for Assessment Area Two, Series 2023 (NR/NR)
600,000	5.375		05/01/2043	561,039
Westwood of Pasco Community Development District Capital Improvement RB, Series 2023 (NR/NR)
675,000	5.625		05/01/2053	626,945
Whispering Pines Community Development District Special Assessment Bonds Series 2023 (NR/NR)
830,000	5.500		05/01/2053	776,082
Willows Community Development District Special Assessment RB for Manatee County Series 2022 (NR/NR)
1,100,000	5.750		05/01/2052	1,058,174
Wind Meadows South Community Development District Special Assessment Bond for Assessment Area One Project Series 2021 (NR/NR)
1,175,000	4.000		05/01/2052	850,333
Wind Meadows South Community Development District Special Assessment Bonds for Assessment Area Two Series 2023 (NR/NR)
1,105,000	5.625		05/01/2053	1,032,729
Winding Cypress Community Development District Phase 3 Assessment Area Special Assessment Bonds Series 2019 (NR/NR)
970,000	5.000		11/01/2049	847,776
Winding Cypress Community Development District Special Assessment Phase 1 and Phase 2 Assessment Area Series 2015 (NR/NR)
1,770,000	5.000		11/01/2045	1,590,160
Windward at Lakewood Ranch Community Development District Capital Improvement RB Series 2022 (NR/NR)
1,150,000	4.250		05/01/2052	868,146
Windward Community Development District Special Assessment Series 2020 A-1 (NR/NR)
1,000,000	4.400		11/01/2035	900,886
625,000	4.250		05/01/2040	524,028
1,000,000	4.500		05/01/2051	791,026

The accompanying notes are an integral part of these financial statements.	119

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Wiregrass Community Development District Capital Improvement RB Series 2014 (NR/NR)
$380,000	5.375%		05/01/2035	$380,529
3,020,000	5.625		05/01/2045	2,955,597
Wiregrass Community Development District Capital Improvement RB Series 2016 (NR/NR)
780,000	4.875		05/01/2036	741,153
1,445,000	5.000		05/01/2047	1,278,789
Wiregrass II Community Development District Special Assessment Series 2020 (NR/NR)
1,585,000	3.700		05/01/2040	1,234,137
1,960,000	3.875		05/01/2050	1,388,293
Zephyr Lakes Community Development District Special Assessment for Assessment Area Two Series 2021 (NR/NR)
560,000	3.375		05/01/2041	407,056
890,000	4.000		05/01/2051	646,622

				1,359,675,656

Georgia - 1.4%
Atlanta Development Authority RB for New Downtown Atlanta Stadium Project Senior Lien Series 2015 A-1 (A1/A)
1,500,000	5.250		07/01/2040	1,512,740
Atlanta Development Authority RB for New Downtown Atlanta Stadium Project Senior Lien Series 2015 B (A2/A-)
1,000,000	4.000		07/01/2040	894,777
Burke County Development Authority Pollution Control RB Fifth Series 1995 (Baa1/BBB+/A-2)
1,875,000	2.200		10/01/2032	1,437,107
Cherokee County Water and Sewerage Authority Georgia Water and Sewerage RB, Series 2023 (Aa1/AA)
1,200,000	4.000		08/01/2053	1,047,961
Gainesville & Hall County Development Authority RB Refunding for Riverside Military Academy Series 2017 (NR/NR)
900,000	5.125		03/01/2052	610,586
George L Smith II Congress Center Authority RB for Signia Hotel Management LLC Series 2021 (NR/NR)
940,000	3.625	(d)	01/01/2031	791,678
1,340,000	5.000	(d)	01/01/2036	1,195,412
4,950,000	5.000	(d)	01/01/2054	3,758,334
George L Smith II Congress Center Authority RB for Signia Hotel Management LLC Series 2021 (NR/BBB-)
11,905,000	4.000		01/01/2054	9,091,140
Main Street Natural Gas Inc. Gas Supply RB Series 2022C (NR/BBB-)
2,400,000	4.000	(d)	11/01/2024	2,367,857
2,990,000	4.000	(d)	11/01/2025	2,906,172
3,115,000	4.000	(d)	11/01/2026	2,981,401
Main Street Natural Gas Inc. Gas Supply RB Series 2023A (A3/NR)
34,000,000	5.000	(a)(b)	06/01/2053	33,719,728
Main Street Natural Gas Inc. Gas Supply RB Series 2023B (Aa1/NR)
12,700,000	5.000	(a)(b)	07/01/2053	12,824,247
Main Street Natural Gas Inc., Gas Supply RB, Series 2023E-1 (Aa1/NR)
9,155,000	5.000	(a)(b)	12/01/2053	9,258,928
Main Street Natural Gas, Inc. Gas Supply RB Series 2019 A (A2/NR)
6,650,000	5.000		05/15/2043	6,400,250

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Georgia – (continued)
Main Street Natural Gas, Inc. Gas Supply RB Series 2019 A (A2/NR) – (continued)
$12,850,000	5.000%		05/15/2049	$12,277,692
Municipal Electric Authority of Georgia Plant Vogtle Project J Bonds Series 2019A (A3/A)
5,000,000	5.000		01/01/2059	4,779,379
Municipal Electric Authority RB Georgia Plant Vogtle Units 3 & 4 Project Series 2019 A (A3/A)
5,000,000	5.000		01/01/2039	5,001,885
13,600,000	5.000		01/01/2049	13,166,541
Rockdale County Development Authority RB Refunding for Pratt Paper LLC Project Series 2018 (NR/NR)
3,500,000	4.000	(d)	01/01/2038	3,209,876

				129,233,691

Guam - 0.4%
A.B. Won Pat International Airport Authority Guam General RB 2023 Series A (AMT) (Baa2/NR)
610,000	5.125		10/01/2034	578,032
220,000	5.250		10/01/2035	208,197
510,000	5.250		10/01/2036	475,399
300,000	5.375		10/01/2040	271,232
A.B. Won Pat International Airport Authority Guam General RB 2023 Series A (AMT) (Baa2/NR)
975,000	5.375		10/01/2043	874,255
Antonio B Won Pat International Airport Authority RB Refunding Series 2013 C (AMT) (Baa2/NR)
1,230,000	6.375		10/01/2043	1,230,000
Antonio B Won Pat International Airport Authority RB Refunding Series 2013 C (AMT) (Baa2/NR)
1,265,000	6.125		10/01/2043	1,265,000
Antonio B Won Pat International Airport Authority Taxable RB Refunding Series 2021 A (Baa2/NR)
1,500,000	3.839		10/01/2036	1,138,143
1,925,000	4.460		10/01/2043	1,358,827
Guam Department of Education COPS Refunding for John F. Kennedy High School & Energy Efficiency Project Series 2020 A (Ba2/B+)
7,680,000	5.000		02/01/2040	6,918,129
Guam Government Limited Obligation RB Section 30 Series 2016 A (NR/BB)
500,000	5.000		12/01/2031	501,278
Guam Government Limited Obligation Section 30 Bond Series 2016A (NR/BB)
3,000,000	5.000		12/01/2046	2,630,749
Guam Waterworks Authority RB for Water & Wastewater System Series 2020 A (Baa2/A-)
1,540,000	5.000		01/01/2050	1,427,184
Guam Waterworks Authority RB Refunding for Water & Wastewater System Series 2017 (Baa2/A-)
960,000	5.000		07/01/2035	964,286
Guam Waterworks Authority Water & Wastewater RB Series 2016 (Baa2/A-)
13,300,000	5.000		01/01/2046	12,534,904
Port Authority of Guam RB Series 2018 A (Baa2/A)
2,500,000	5.000		07/01/2048	2,376,318

120	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Guam – (continued)
Territory of Guam Hotel Occupancy Tax RB Refunding Series 2021 A (Ba1/NR)
$1,000,000	5.000%		11/01/2035	$987,361

				35,739,294

Hawaii - 0.4%
Hawaii State Department of Budget & Finance RB Refunding for Hawaiian Electric Co., Inc. Series 2017 B (Ba3/NR)
300,000	4.000		03/01/2037	210,200
Hawaii State Department of Budget & Finance RB Refunding for Hawaiian Electric Co., Inc. Series 2019 (Ba3/NR)
9,410,000	3.200		07/01/2039	6,010,697
Hawaii State Department of Budget and Finance for Hawaiian Electric Company Inc. Special Purpose RB Series 2017A (Ba3/NR)
945,000	3.500		10/01/2049	572,758
Kauai County Community Facilities District No. 2008-1 Special Tax RB for Kukui’ula Development Series 2019 (NR/NR)
2,450,000	5.000		05/15/2044	2,334,725
1,000,000	5.000		05/15/2049	929,086
State of Hawaii Department of Budget and Finance Pacific University Special Purpose Revenue Refunding Bonds Series 2018 (NR/NR)
13,000,000	6.000	(d)	07/01/2028	12,929,857
State of Hawaii Department of Budget and Finance Special Purpose RB Refunding Series 2017A (Ba3/NR)
15,980,000	3.100		05/01/2026	11,953,120

				34,940,443

Illinois - 7.7%
Belleville Tax Increment & Sales Tax Refunding RB for Carlyle Green Mount Redevelopment Project Series 2021B (NR/NR)
915,000	3.750		07/01/2041	798,968
Board of Education of The City of Chicago UT GO Bonds Dedicated Revenues, Series 2022A (NR/BB+)
6,665,000	5.000		12/01/2047	6,154,995
Board of Education of The City of Chicago UT GO Refunding Bonds Dedicated Revenues, Series 2017G (NR/BB+)
8,000,000	5.000		12/01/2044	7,327,064
Chicago Board of Education GO Bonds for Build America Bonds Series 2009 E (Ba2/BB+)
1,400,000	5.382		12/01/2023	1,395,927
Chicago Illinois Board of Education Dedicated Capital Improvement Series 2016 (NR/NR)
16,000,000	6.000		04/01/2046	16,452,666
Chicago Illinois Board of Education Dedicated Capital Improvement Series 2017 (NR/NR)
1,700,000	5.000		04/01/2042	1,645,817
Chicago Illinois Board of Education Dedicated Capital Improvement Tax Bonds Series 2017 (NR/NR)
1,625,000	5.000		04/01/2046	1,537,068
Chicago Illinois Board of Education GO Bonds Capital Appreciation for School Reform Series 1998 B-1 (NATL) (Baa2/BB+)
9,125,000	0.000	(f)	12/01/2029	6,769,967
6,905,000	0.000	(f)	12/01/2030	4,852,410

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Illinois – (continued)
Chicago Illinois Board of Education GO Bonds Capital Appreciation for School Reform Series 1999 A (NATL) (Baa2/BB+)
$370,000	0.000	%(f)	12/01/2029	$274,508
Chicago Illinois Board of Education GO Bonds Series 2017 A (NR/BB+)
5,500,000	7.000	(d)	12/01/2046	5,775,289
Chicago Illinois Board of Education GO Refunding Bonds Capital Appreciation for School Reform Series 1999 A (NATL) (Baa2/BB+)
22,860,000	0.000	(f)	12/01/2031	15,192,793
Chicago Illinois Board of Education GO Refunding Bonds Series 2005 A (AMBAC) (Ba2/BB+)
8,965,000	5.500		12/01/2029	9,111,902
Chicago Illinois Board of Education Unlimited Tax GO Bonds for Dedicated Alternate Revenues Series 2015 C (NR/BB+)
20,125,000	5.250		12/01/2035	19,490,217
10,410,000	5.250		12/01/2039	9,876,566
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2005 A (AMBAC) (Ba2/BB+)
2,300,000	5.500		12/01/2030	2,343,757
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2009 E (Ba2/BB+)
13,525,000	6.038		12/01/2029	13,037,007
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2012 B (Ba2/BB+)
11,675,000	4.000		12/01/2035	10,307,966
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2016 A (NR/BB+)
54,375,000	7.000		12/01/2044	55,958,579
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2016 B (NR/BB+)
61,035,000	6.500		12/01/2046	62,575,053
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2017H (NR/BB+)
2,140,000	5.000		12/01/2046	1,935,795
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2018 A (AGM) (NR/AA)
1,250,000	5.000		12/01/2030	1,275,692
1,025,000	5.000		12/01/2031	1,045,968
1,000,000	5.000		12/01/2032	1,020,378
1,250,000	5.000		12/01/2034	1,272,597
1,000,000	5.000		12/01/2035	1,013,408
Chicago Illinois Capital Appreciation Refunding & Project Series 2009 C (Baa3/BBB+)
11,545,000	0.000	(f)	01/01/2032	7,573,543
Chicago Illinois GO Bonds Project and Refunding RMKT 06/08/15 Series 2005 D (Baa3/BBB+)
1,800,000	5.500		01/01/2037	1,808,627
Chicago Illinois GO Bonds Project Refunding Series 2014 A (Baa3/BBB+)
8,375,000	5.250		01/01/2033	8,397,169
6,295,000	5.000		01/01/2034	6,307,894
Chicago Illinois GO Bonds Series 2010 B (Baa3/BBB+)
3,145,000	7.517		01/01/2040	3,252,128
Chicago Illinois GO Bonds Series 2015 A (NR/BBB+)
4,180,000	5.500		01/01/2039	4,187,867

The accompanying notes are an integral part of these financial statements.	121

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)

Illinois – (continued)
Chicago Illinois GO Bonds Series 2015 B (NR/BBB+)
$743,000	7.375%	01/01/2033	$770,276
Chicago Illinois GO Refunding Bonds RMKT 06/08/15 Series 2007 E (Baa3/BBB+)
3,775,000	5.500	01/01/2042	3,742,780
Chicago Illinois GO Refunding Bonds RMKT 06/08/15 Series 2007 F (Baa3/BBB+)
2,500,000	5.500	01/01/2042	2,478,662
Chicago Illinois GO Refunding Bonds Series 2015 C (NR/BBB+)
14,455,000	5.000	01/01/2038	14,071,103
Chicago Illinois GO Refunding Bonds Series 2017 A (NR/BBB+)
1,500,000	6.000	01/01/2038	1,557,163
Chicago Illinois O’Hare International Airport RB General Airport Senior Lien Series 2017D (AMT) (NR/A+)
4,765,000	5.000	01/01/2047	4,655,772
Chicago Illinois Second Lien RB Refunding for Wastewater Transmission RMKT 10/19/15 Series 2008 C (NR/A+)
1,500,000	5.000	01/01/2039	1,443,803
Chicago Illinois Wastewater Transmission RB Second Lien Series 2017 A (AGM) (NR/AA)
5,460,000	4.000	01/01/2052	4,609,320
Chicago Park District GO Bonds Limited Tax Series 2018 A (NR/AA-)
2,585,000	4.000	01/01/2041	2,236,428
City of Chicago Board of Education Dedicated Capital Improvement Tax Bonds Series 2023 (NR/NR)
6,850,000	5.750	04/01/2048	7,171,236
City of Chicago Board of Education UT GO Bonds for Dedicated Revenues Series 2018D (NR/BB+)
14,270,000	5.000	12/01/2046	12,807,282
City of Chicago Board of Education UT GO Bonds Series 2012A (Ba2/BB+)
5,000,000	5.000	12/01/2042	4,602,418
City of Chicago Board of Education UT GO Bonds Series 2018D (NR/BB+)
6,800,000	5.000	12/01/2046	6,151,123
City of Chicago Board of Education UT GO Bonds Series 2022A (NR/BB+)
4,700,000	4.000	12/01/2047	3,651,039
City of Chicago Board of Education UT GO Series 2015E Project Bonds (NR/BB+)
1,450,000	5.125	12/01/2032	1,423,023
City of Chicago GO Bonds Project & Refunding Series 2014A (Baa3/BBB+)
10,500,000	5.000	01/01/2036	10,521,507
City of Chicago GO Bonds Series 2019A (NR/BBB+)
7,400,000	5.500	01/01/2049	7,416,407
City of Chicago GO Bonds Series 2023A (Baa3/BBB+)
2,220,000	5.500	01/01/2043	2,244,449
City of Chicago IL GO Bonds Series 2019 (NR/BBB+)
8,765,000	5.000	01/01/2044	8,483,321
City of Chicago O’Hare International Airport General Airport Senior Lien RB Series 2022A (AMT) (AGM) (NR/AA)
6,900,000	5.500	01/01/2053	7,032,823
City of Chicago O’Hare International Airport General Airport Senior Lien RB Series 2017D (NR/A+)
10,000,000	5.000	01/01/2052	9,738,174

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Illinois – (continued)
City of Chicago O’Hare International Airport General Airport Senior Lien RB Series 2022A (NR/A+)
$2,400,000	4.500%		01/01/2048	$2,184,339
1,000,000	5.500		01/01/2055	1,021,400
City of Chicago O’Hare International Airport General Airport Senior Lien RB Series 2022A (AMT) (NR/A+)
12,000,000	5.250		01/01/2053	12,087,750
City of Chicago O’Hare International Airport General Airport Senior Lien Revenue Refunding Bonds Series 2018A (BAM) (NR/AA)
10,000,000	4.000		01/01/2043	8,671,662
City of Chicago Taxable GO Unlimited Bonds Series 2012 B (AGM-CR) (A1/AA)
735,000	5.432		01/01/2042	666,443
City of Chicago Taxable GO Unlimited Bonds Series 2014 B (AGM-CR) (A1/AA)
7,350,000	6.314		01/01/2044	7,295,865
Cortland Illinois Special Service Area No. 9 Special Tax Bonds for Richland Trails Project Series 2007-1 (NR/NR)
1,750,000	5.800		03/01/2037	1,419,504
County of Will Illinois GO Bonds Series 2019 (Aa1/AA+)
2,500,000	4.000		11/15/2047	2,189,925
Du Page County Special Service Area No. 31 Special Tax for Monarch Landing Project Series 2006 (NR/NR)
1,066,000	5.625		03/01/2036	1,007,626
Eastern Illinois Economic Development Authority Business District RB for Remington Road & I-57 Business District Series 2023 (NR/NR)
4,875,000	6.000		05/01/2046	4,501,639
Illinois Finance Authority Charter School RB Series 2021A (NR/NR)
2,250,000	5.000	(d)	07/01/2051	1,529,318
2,250,000	5.000	(d)	07/01/2056	1,489,112
Illinois Finance Authority Multifamily Housing RB Series 2018A-1 (NR/NR)
653,503	5.000		12/01/2053	7
Illinois Finance Authority RB for Columbia College Chicago Series 2019 (NR/BBB+)
715,000	5.000		12/01/2034	707,656
920,000	5.000		12/01/2039	861,814
Illinois Finance Authority RB for Depaul College Prep Foundation Series 2023A (NR/BB+)
4,000,000	5.625	(d)	08/01/2053	3,808,373
Illinois Finance Authority RB for Dominican University Series 2022 (NR/BBB-)
1,200,000	5.000		03/01/2047	1,030,997
1,050,000	5.000		03/01/2052	878,077
Illinois Finance Authority RB for Lake Forest College Series 2022A (NR/BBB)
2,250,000	5.500		10/01/2047	2,137,561
1,925,000	5.250		10/01/2052	1,735,763
Illinois Finance Authority RB for Plymouth Place Series 2022A (NR/NR)
1,750,000	6.625		05/15/2052	1,698,576
3,500,000	6.750		05/15/2058	3,417,328
Illinois Finance Authority RB for Roosevelt University Series 2019 A (NR/NR)
12,425,000	6.125	(d)	04/01/2049	10,953,953

122	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Illinois – (continued)
Illinois Finance Authority RB for Roosevelt University Series 2019A (NR/NR)
$1,400,000	6.125	%(d)	04/01/2058	$1,204,488
Illinois Finance Authority RB for University of Illinois Series 2020 (NR/BBB+)
1,000,000	4.000		10/01/2040	839,412
950,000	4.000		10/01/2050	738,394
Illinois Finance Authority RB Refunding for Franciscan Communities Project Series 2017 A (NR/NR)
1,335,000	4.000		05/15/2027	1,278,495
2,825,000	5.000		05/15/2037	2,682,897
1,055,000	5.000		05/15/2047	913,075
Illinois Finance Authority RB Refunding for Illinois Institute of Technology Series 2019 (Ba2/NR)
1,500,000	4.000		09/01/2035	1,255,128
1,725,000	5.000		09/01/2036	1,577,224
2,000,000	4.000		09/01/2037	1,595,347
2,000,000	4.000		09/01/2039	1,538,530
1,500,000	5.000		09/01/2040	1,301,633
1,500,000	4.000		09/01/2041	1,115,526
Illinois Finance Authority RB Refunding for Illinois Wesleyan University Series 2016 (Baa3/A-)
500,000	5.000		09/01/2036	502,040
3,470,000	5.000		09/01/2046	3,238,787
Illinois Finance Authority RB Refunding for Northwestern Memorial Healthcare Daily Period Bonds, Series 2021C (Aa2/ AA+/A-1)
5,615,000	4.770	(a)(b)	07/15/2055	5,615,000
Illinois Finance Authority RB Refunding for Plymouth Place Obligated Group Series 2021 A (NR/NR)
950,000	5.000		05/15/2051	707,121
765,000	5.000		05/15/2056	553,722
Illinois Finance Authority RB Series 2021 (NR/BB+)
2,125,000	4.000	(d)	10/01/2042	1,599,605
Illinois Finance Authority RB Series 2022A (NR/NR)
5,500,000	5.500		06/01/2057	4,602,544
Illinois Finance Authority RB, Columbia College Chicago, Series 2019 (NR/BBB+)
4,325,000	5.000		12/01/2049	3,862,725
Illinois Finance Authority Revenue Refunding Bonds for The Admiral at The Lake Project Series 2017 (NR/NR)
11,945,000	5.000		05/15/2033	10,669,813
Illinois State GO Bonds Series 2014 (A3/A-)
2,525,000	5.000		05/01/2029	2,526,384
10,000,000	5.000		05/01/2030	10,003,287
5,000,000	5.000		05/01/2039	4,803,124
Illinois State GO Bonds Series 2017 A (A3/A-)
9,500,000	5.000		12/01/2035	9,611,878
1,805,000	4.500		12/01/2041	1,666,100
4,730,000	5.000		12/01/2042	4,623,715
Illinois State GO Bonds Series 2017 D (A3/A-)
2,740,000	5.000		11/01/2028	2,829,096
Illinois State GO Bonds Series 2018 A (A3/A-)
5,280,000	5.000		05/01/2042	5,173,487
5,280,000	5.000		05/01/2043	5,154,728
Illinois State GO Bonds Series 2019 C (A3/A-)
3,000,000	4.000		11/01/2042	2,572,742
Illinois State GO Bonds Series 2020 (A3/A-)
1,575,000	5.500		05/01/2039	1,643,170

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Illinois – (continued)
Illinois State GO Bonds Series 2020 (A3/A-) – (continued)
$4,250,000	5.750%		05/01/2045	$4,430,718
Illinois State GO Bonds Series 2020 C (A3/A-)
1,975,000	4.250		10/01/2045	1,721,145
Lincolnshire Special Service Area No. 1 Special Tax for Sedgebrook Project Series 2004 A (NR/NR)
1,565,000	6.250		03/01/2034	1,565,490
Metropolitan Pier & Exposition Authority Dedicated State Tax RB for McCormick Place Expansion Series 2002A (NATL) (Baa2/A)
11,900,000	0.000	(f)	06/15/2038	5,682,100
Metropolitan Pier & Exposition Authority RB Capital Appreciation for McCormick Place Expansion Series 2002 A (NATL) (Baa2/A)
14,885,000	0.000	(f)	12/15/2032	9,759,431
Metropolitan Pier & Exposition Authority RB Refunding Capital Appreciation for McCormick Place Expansion Project Series 2002 A (NATL) (NR/A)
5,000,000	0.000	(f)	06/15/2030	3,690,048
Metropolitan Pier & Exposition Authority RB Refunding Capital Appreciation for McCormick Place Expansion Project Series 2002 A (ETM) (NATL) (NR/NR)
530,000	0.000	(f)	06/15/2030	407,652
Metropolitan Pier & Exposition Authority RB Refunding Capital Appreciation for McCormick Place Expansion Project Series 2002 A (NATL) (Baa2/A)
2,190,000	0.000	(f)	06/15/2033	1,403,117
Metropolitan Pier & Exposition Authority RB Refunding Capital Appreciation for McCormick Place Expansion Project Series 2010 B1 (AGM) (A1/AA)
3,200,000	0.000	(f)	06/15/2044	1,091,607
Metropolitan Pier & Exposition Authority RB Refunding for McCormick Place Expansion Project Series 2017 A (NR/A)
66,700,000	0.000	(f)	12/15/2056	10,135,398
Metropolitan Pier & Exposition Authority RB Refunding for McCormick Place Expansion Project Series 2017 B (NR/A)
97,495,000	0.000	(f)	12/15/2054	16,595,550
Metropolitan Pier & Exposition Authority RB Refunding for McCormick Place Expansion Project Series 2017 B (AGM) (A1/AA)
18,400,000	0.000	(f)	12/15/2056	3,120,498
Metropolitan Pier and Exposition Authority Mccormick Place Expansion Project RB, Series 2010B1 (AGM) (A1/AA)
3,455,000	0.000	(f)	06/15/2045	1,113,559
Metropolitan Pier and Exposition Authority McCormick Place Expansion Project Refunding Bonds Series 2022A (NR/A)
2,125,000	4.000		06/15/2052	1,702,020
Plano Special Service Area No. 5 Special Tax Bonds for Lakewood Springs Club Series 2006 (NR/NR)
1,428,000	6.000		03/01/2036	1,314,583
Regional Transportation Authority Illinois GO Bonds Series 2016 A (Aa3/AA)
7,730,000	4.000		06/01/2046	6,886,675
State of Illinois GO Bonds Series 2014 (A3/A-)
3,435,000	5.250		02/01/2033	3,435,319
2,665,000	5.250		02/01/2034	2,666,713
State of Illinois GO Bonds Series 2017 A (A3/A-)
9,500,000	4.250		12/01/2040	8,567,019

The accompanying notes are an integral part of these financial statements.	123

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Illinois – (continued)
State of Illinois GO Bonds Series 2017 D (A3/A-)
$4,910,000	3.250%		11/01/2026	$4,732,177
State of Illinois GO Bonds Series 2017C (A3/A-)
15,000,000	5.000		11/01/2029	15,440,634
State of Illinois GO Bonds Series 2020C (A3/A-)
1,000,000	4.000		10/01/2041	865,906
State of Illinois GO Bonds Series 2021A (A3/A-)
4,520,000	4.000		03/01/2041	3,937,819
9,000,000	5.000		03/01/2046	8,883,572
State of Illinois GO Bonds Series 2023B (A3/A-)
3,000,000	5.500		05/01/2047	3,112,226
State of Illinois GO Refunding Bonds Series 2018A (A3/A-)
8,230,000	5.000		10/01/2028	8,567,956
State of Illinois GO Unlimited Bonds Series 2017 A (A3/A-)
2,750,000	4.000		12/01/2033	2,629,955
7,950,000	4.250		12/01/2037	7,425,486
Upper Illinois River Valley Development Authority Educational Facility RB for Elgin Math & Science Academy Charter School Project Series 2023A (Ba2/NR)
3,170,000	5.750	(d)	03/01/2053	2,863,578
Upper Illinois River Valley Development Authority RB Refunding for Prairie Crossing Charter School Series 2020 (NR/NR)
480,000	5.000	(d)	01/01/2045	420,133
1,800,000	5.000	(d)	01/01/2055	1,507,458
Village of Morton Grove Tax Increment Senior Lien RB for Sawmill Station Redevelopment Project Series 2019 (NR/NR)
2,000,000	5.000		01/01/2039	1,776,175
Village of Romeoville RB Refunding for Lewis University Series 2018 B (NR/BBB)
540,000	4.125		10/01/2041	444,927
2,330,000	4.125		10/01/2046	1,815,878

				725,784,121

Indiana - 0.2%
Gary/Chicago International Airport Authority Airport Development Zone RB Series 2014 (AMT) (NR/BBB+)
1,300,000	5.000		02/01/2029	1,300,973
1,250,000	5.250		02/01/2034	1,252,356
1,500,000	5.000		02/01/2039	1,465,502
Indiana Finance Authority Educational Facilities RB for Marian University, Inc. Series 2019 A (NR/BBB)
400,000	4.000		09/15/2049	297,601
Indiana Finance Authority Environmental Improvement Revenue Refunding Bonds Series 2021A (B1/BB-)
2,415,000	4.125		12/01/2026	2,359,290
Indiana Finance Authority Midwestern Disaster Relieft RB Series 2012A (Baa3/NR)
1,000,000	4.250		11/01/2030	972,717
Indiana Finance Authority RB for KIPP Indianapolis, Inc. Series 2020 A (Ba1/NR)
865,000	5.000		07/01/2055	736,356
Indiana Finance Authority RB Ohio Valley Electric Corp. Series 2012 B (Baa3/NR)
1,000,000	3.000		11/01/2030	897,659
Indiana Finance Authority RB Ohio Valley Electric Corp. Series 2012 C (Baa3/NR)
2,500,000	3.000		11/01/2030	2,244,148

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Indiana – (continued)
Indiana Finance Authority Student Housing RB Series 2023A (NR/BBB-)
$2,100,000	5.000%		06/01/2053	$2,004,271
5,500,000	5.375		06/01/2064	5,336,233
Indianapolis Airport Authority Special Facilities RB for United Air Lines, Inc. Project Series 1995 A (WR/NR)
7,520,823	6.500	*	11/15/2031	75
Town of Upland RB Refunding for Taylor University, Inc. Series 2021 (NR/A-)
3,300,000	2.500		09/01/2050	1,743,528

				20,610,709

Iowa - 0.3%
Iowa Finance Authority Midwestern Disaster Area Revenue Refunding Bonds for Iowa Fertilizer Company Project Series 2022 (Baa3/BBB-)
2,300,000	5.000	(a)(b)	12/01/2050	2,222,800
Iowa Finance Authority Midwestern Disaster Area Revenue Refunding Bonds Series 2022 (Baa3/BBB-)
15,800,000	5.000		12/01/2050	15,055,025
Iowa Finance Authority RB for Lifespace Communities, Inc. Obligated Group Series 2019 A-1 (NR/NR)
2,050,000	4.000		05/15/2055	1,202,654
3,600,000	5.000		05/15/2055	2,549,504
Iowa Higher Education Loan Authority Private College Facility RB Series 2022 (Baa1/BBB+)
975,000	5.375		10/01/2052	946,863
tobacco Settlement Authority Asset Backed Bonds Class 1 Senior Current Interest Bonds Series 2021A-2 (NR/BBB+)
3,000,000	4.000		06/01/2049	2,564,890

				24,541,736

Kansas - 0.1%
City of Manhattan Health Care Facilities RB Series 2022A (NR/NR)
2,070,000	4.000		06/01/2052	1,346,646
City of Manhattan RB Refunding for Meadowlark Hills Retirement Community Obligated Group Series 2021 A (NR/NR)
1,075,000	4.000		06/01/2046	745,751
City of Prairie Village Special Obligation Tax Increment Revenue Refunding Bonds Series 2021 (NR/NR)
590,000	2.875		04/01/2030	513,131
940,000	3.125		04/01/2036	726,467
City of Topeka Health Care Facilities RB for Brewster Place Series 2022A (NR/NR)
1,775,000	6.500		12/01/2052	1,667,135
City of Wichita Health Care Facilities RB for Presbyterian Manors Obligated Group Series III-2019 (NR/NR)
1,155,000	5.000		05/15/2028	1,056,163
1,215,000	5.000		05/15/2029	1,090,072
2,850,000	5.000		05/15/2034	2,332,700
1,190,000	5.000		05/15/2050	758,590
Kansas City Unified Government Sales Tax Special Obligation Capital Appreciation RB for Vacation Village Project Area Four - Multi-Sport Athletic Complex Project, Series 2015 (NR/NR)
2,440,000	0.000	(d)(f)	09/01/2034	893,788

				11,130,443

124	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Kentucky - 0.3%
City of Henderson Exempt Facilities RB for Pratt Paper, LLC Project Series 2022B (NR/NR)
$3,150,000	4.450	%(d)	01/01/2042	$2,904,973
3,375,000	4.700	(d)	01/01/2052	3,070,683
City of Henderson, Kentucky Exempt Facilities RB Pratt Paper KY, LLC Project Series 2022A (NR/NR)
1,540,000	4.700	(d)	01/01/2052	1,401,141
County of Carroll RB Refunding for Kentucky Utilities Co. Series 2006 B (A1/A)
2,000,000	2.125		10/01/2034	1,409,415
County of Carroll RB Refunding for Kentucky Utilities Co. Series 2008 A (A1/A)
3,000,000	2.000		02/01/2032	2,238,099
Kentucky Bond Development Corp. RB for Centre College of Kentucky Series 2021 (A3/A)
750,000	4.000		06/01/2046	641,248
Kentucky Bond Development Corp. RB Refunding for Transylvania University Series 2021 A (NR/A-)
205,000	4.000		03/01/2046	160,640
Kentucky Economic Development Finance Authority Hospital RB Refunding for Louisville Arena Authority, Inc. Series 2017 A (AGM) (A1/AA)
900,000	4.000		12/01/2041	792,152
Kentucky Economic Development Finance Authority Hospital RB Refunding for Owensboro Medical Health System, Inc. Series 2017 A (AGM) (A1/AA)
2,000,000	4.000		06/01/2037	1,846,385
2,925,000	4.000		06/01/2045	2,531,574
Kentucky Economic Development Finance Authority RB Refunding for CommonSpirit Health Obligated Group Series 2019 A-2 (Baa1/A-)
8,030,000	5.000		08/01/2049	7,610,734
Louisville & Jefferson County Metropolitan Government Health System RB for Norton Healthcare, Inc. Series 2013 A (NR/A)
5,000,000	5.750		10/01/2042	5,000,000
Louisville & Jefferson County Metropolitan Government RB for Norton Healthcare Obligated Group Series 2020 A (NR/A)
3,000,000	3.000		10/01/2043	2,040,501

				31,647,545

Louisiana - 1.1%
Calcasieu Parish Memorial Hospital Service District RB for Southwest Louisiana Healthcare System Obligated Group Series 2019 (NR/BB)
1,600,000	5.000		12/01/2034	1,435,975
4,765,000	5.000		12/01/2039	3,903,258
City of New Orleans Public Improvement Bonds Series 2021A (A2/A+)
9,000,000	5.000		12/01/2050	9,099,751
Juban Crossing Economic Development District Revenue and Refunding Bonds for General Infrastructure Projects Series 2015C (NR/NR)
6,680,000	7.000	(d)	09/15/2044	6,501,092
Lakeshore Villages Master Community Development District Special Assessment RB Series 2022 (NR/NR)
1,410,000	5.500		06/01/2052	1,323,103
Lakeshore Villages Master Community Development District Special Assessment Series 2019 (NR/NR)
1,900,000	4.125	(d)	06/01/2039	1,617,248

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Louisiana – (continued)
Lakeshore Villages Master Community Development District Special Assessment Series 2019 (NR/NR) – (continued)
$2,300,000	4.375	%(d)	06/01/2048	$1,867,545
Lakeshore Villages Master Community Development District Special Assessment Series 2021 (NR/NR)
1,810,000	3.200		06/01/2041	1,345,210
Louisiana Local Government Environmental Facilities & Community Development Authority RB for Downsville Community Charter School Project Series 2023 (NR/NR)
5,395,000	6.625	(d)	06/15/2062	5,050,273
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue Refunding Bonds for Westlake Chemical Corp. Project Series 2017 (Baa2/BBB)
8,865,000	3.500		11/01/2032	8,154,074
Louisiana Public Facilities Authority RB for Geo Academies Mid- City Project Series 2022 (NR/NR)
930,000	6.125	(d)	06/01/2052	895,331
1,325,000	6.250	(d)	06/01/2062	1,276,382
Louisiana Public Facilities Authority RB for Jefferson Rise Charter School Project Series 2022A (NR/NR)
900,000	6.250	(d)	06/01/2052	808,748
1,850,000	6.375	(d)	06/01/2062	1,640,720
Louisiana Public Facilities Authority RB for Lincoln Prepatory School Project Series 2022A (NR/NR)
900,000	6.375	(d)	06/01/2052	817,374
1,850,000	6.500	(d)	06/01/2062	1,674,966
Louisiana Public Facilities Authority RB for Louisiana Children’s Medical Center Obligated Series 2020 A (AGM) (NR/AA)
2,000,000	3.000		06/01/2050	1,279,309
Louisiana Public Facilities Authority RB for Louisiana State University & Agricultural & Mechanical College Auxiliary Greenhouse Phase III Project Series 2019 A (A3/NR)
3,500,000	5.000		07/01/2059	3,328,649
Louisiana Public Facilities Authority RB Refunding for Ochsner Clinic Foundation Project Series 2017 (A3/A)
12,725,000	4.000		05/15/2042	11,164,905
3,100,000	5.000		05/15/2046	2,948,028
Louisiana Public Facilities Authority RB Series 2021A (NR/NR)
2,470,000	4.000	(d)	06/01/2051	1,635,253
2,070,000	4.000	(d)	06/01/2056	1,322,976
Louisiana Public Facilities Authority RB Series 2021C (NR/NR)
1,640,000	4.000	(d)	06/01/2051	1,085,755
1,065,000	4.000	(d)	06/01/2056	680,662
Louisiana Public Facilities Authority Revenue Refunding Bonds for Ochsner Clinic Foundation Project Series 2017 (A3/A)
12,150,000	5.000		05/15/2042	11,922,499
New Orleans Aviation Board General Airport RB for North Terminal Project Series 2015 B (AMT) (A2/A)
16,395,000	5.000		01/01/2045	16,106,446
Parish of St. James RB for NuStar Logistics LP Series 2008 (Ba3/BB-)
1,400,000	6.100	(a)(b)(d)	06/01/2038	1,477,307
Parish of St. James RB for NuStar Logistics LP Series 2010 (Ba3/BB-)
2,375,000	6.350	(d)	07/01/2040	2,525,534

				102,888,373

The accompanying notes are an integral part of these financial statements.	125

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Maine - 0.2%
City of Portland General Airport RB Refunding Green Bonds Series 2019 (Baa1/A-)
$800,000	4.000%		01/01/2039	$717,755
Finance Authority of Maine RB Series 2021 (NR/NR)
10,175,000	8.000	(d)	12/01/2051	6,452,083
Maine Health & Higher Educational Facilities Authority RB for Maine Medical Center Series 2018 A (A1/A+)
7,750,000	5.000		07/01/2048	7,611,596

				14,781,434

Maryland - 0.8%
Baltimore County RB for Riderwood Village Facility Series 2020 (NR/NR)
3,000,000	4.000		01/01/2039	2,612,801
Baltimore Maryland Special Obligation Refunding for Baltimore Research Park Project Series 2017 A (NR/NR)
2,950,000	4.500		09/01/2033	2,790,445
1,500,000	5.000		09/01/2038	1,432,406
City Council of Baltimore Convention Center Hotel Revneue Refunding Bonds Series 2017 (NR/B)
4,900,000	5.000		09/01/2042	4,209,463
City of Baltimore RB Refunding for Baltimore Hotel Corp. Series 2017 (NR/B)
1,400,000	5.000		09/01/2028	1,363,789
2,235,000	5.000		09/01/2039	1,972,403
6,135,000	5.000		09/01/2046	5,103,940
City of Baltimore Tax Allocation for Harbor Point Special Taxing District Project Series 2019 B (NR/NR)
325,000	3.550	(d)	06/01/2034	270,079
200,000	3.700	(d)	06/01/2039	157,856
300,000	3.875	(d)	06/01/2046	227,101
City of Baltimore Tax Allocation Refunding Senior Lien for Harbor Point Special Taxing District Project Series 2019 A (NR/NR)
290,000	3.400	(d)	06/01/2034	240,312
310,000	3.450	(d)	06/01/2035	254,379
550,000	3.500	(d)	06/01/2039	432,183
1,650,000	3.625	(d)	06/01/2046	1,238,248
City of Brunswick Special Tax Refunding for Brunswick Crossing Special Taxing District Series 2019 (NR/NR)
1,450,000	5.000		07/01/2036	1,416,593
County of Baltimore RB Refunding for Oak Crest Village, Inc. Series 2020 (NR/NR)
2,370,000	4.000		01/01/2050	1,851,133
County of Baltimore RB Refunding for Riderwood Village Obligated Group Series 2020 (NR/NR)
1,850,000	4.000		01/01/2045	1,509,389
9,765,000	4.000		01/01/2050	7,615,948
County of Prince George’s Special Obligation Bonds for Westphalia town Center Project Series 2018 (NR/NR)
1,885,000	5.250	(d)	07/01/2048	1,733,984
Frederick County Urbana Community Development Authority Special Tax Series 2020 C (NR/NR)
3,760,000	4.000	(d)	07/01/2050	3,056,374
Maryland Economic Development Corp. RB for Baltimore City Project Series 2018 A (NR/BBB-)
2,375,000	5.000		06/01/2058	2,188,063
Maryland Economic Development Corp. RB for Morgan State University Project Series 2020 (NR/BBB-)
925,000	4.000		07/01/2040	820,860

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Maryland – (continued)
Maryland Economic Development Corp. RB for Morgan State University Project Series 2020 (NR/BBB-) – (continued)
$1,400,000	4.250%		07/01/2050	$1,189,237
1,175,000	5.000		07/01/2050	1,139,513
2,265,000	5.000		07/01/2056	2,176,724
Maryland Economic Development Corp. RB for Ports America Chesapeake LLC Project Series 2019 A (AMT) (Baa2/NR)
3,250,000	5.000		06/01/2049	3,036,932
Maryland Economic Development Corp. RB for United States Social Security Administration Series 2021 (Baa3/NR)
6,135,000	3.997		04/01/2034	4,604,914
Maryland Economic Development Corp. Senior Student Housing RB for Morgan State University Project Series 2022A (NR/BBB-)
1,000,000	5.750		07/01/2053	1,041,727
2,000,000	6.000		07/01/2058	2,125,531
Maryland Health & Higher Educational Facilities Authority RB Refunding for Frederick Health, Inc. Obligated Group Series 2020 (Baa1/NR)
1,000,000	4.000		07/01/2050	816,213
Maryland Health & Higher Educational Facilities Authority RB Refunding for St. John’s College Series 2020 (NR/BBB+)
840,000	3.000		10/01/2034	709,705
500,000	4.000		10/01/2040	433,227
Maryland Health & Higher Educational Facilities Authority RB Refunding for Stevenson University, Inc. Series 2021 A (NR/BBB-)
750,000	4.000		06/01/2046	625,119
Maryland Health and Higher Educational Facilities Authority RB for Monocacy Montessori Communities Issue Series 2023 (NR/NR)
900,000	6.125	(d)	07/01/2053	856,831
900,000	6.250	(d)	07/01/2063	853,357
Maryland Health and Higher Educational Facilities Authority RB Imagine andrews Public Charter School Issue Series 2022A (NR/NR)
1,355,000	5.500	(d)	05/01/2052	1,183,120
Maryland Stadium Authority Baltimore City Public Schools Construction and Revitalization Program Revenue Bonds Series 2022C (ST INTERCEPT) (Aa3/AA-)
13,800,000	0.000	(f)	05/01/2053	2,759,660
10,125,000	0.000	(f)	05/01/2054	1,911,816
8,750,000	0.000	(f)	05/01/2055	1,559,728
Mayor and City Council of Baltimore City of Baltimore, Maryland Convention Center Hotel Revenue Refunding Bonds, Series 2017 (NR/B)
1,400,000	5.000		09/01/2035	1,315,846
Mayor and City Council of Baltimore Subordinate Special Obligation RB for Harbor Point Project Series 2022 (NR/NR)
1,450,000	5.000		06/01/2051	1,302,024

				72,138,973

Massachusetts - 0.2%
Commonwealth of Massachusetts GO Limited Bonds Series 2016 E (Aa1/AA+)
2,130,000	3.000		04/01/2044	1,579,730
Massachusetts Development Finance Agency RB for Boston Medical Center Series G (Baa2/BBB)
2,740,000	5.250		07/01/2052	2,673,506

126	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Massachusetts – (continued)
Massachusetts Development Finance Agency RB for Linden Ponds, Inc. Series 2018 (NR/NR)
$1,000,000	5.000	%(d)	11/15/2033	$1,000,938
900,000	5.000	(d)	11/15/2038	858,381
2,350,000	5.125	(d)	11/15/2046	2,223,969
Massachusetts Development Finance Agency RB for Merrimack College Series 2022 (NR/BBB-)
2,075,000	5.000		07/01/2052	1,860,726
Massachusetts Development Finance Agency RB for Simmons College Issue Series 2015 K-1 (Baa2/BBB-)
1,950,000	5.000		10/01/2036	1,926,236
Massachusetts Development Finance Agency RB for Simmons University issue, Series 2023 N (Baa2/BBB-)
580,000	5.250		10/01/2039	564,755
1,450,000	5.000		10/01/2043	1,331,391
Massachusetts Development Finance Agency RB Refunding for Carleton-Willard Homes, Inc. Series 2019 (NR/A-)
260,000	4.000		12/01/2042	204,909
280,000	5.000		12/01/2042	261,528
Massachusetts Development Finance Agency RB Refunding for Milford Regional Medical Center Obligated Group Series 2020 G (NR/B+)
1,000,000	5.000	(d)	07/15/2046	808,805
Massachusetts Development Finance Agency Wellforce Obligation Group RB Refunding Series 2019 A (NR/BBB-)
2,125,000	5.000		07/01/2044	1,857,718

				17,152,592

Michigan - 2.3%
City of Detriot, County of Wayne, Unlimited Tax GO Bonds Series 2021A (Ba1/BB+)
725,000	4.000		04/01/2041	597,836
City of Detroit Financial Recovery GO Bonds Series 2014 B-1 (NR/NR)
106,985,536	4.000	(b)	04/01/2044	75,162,303
City of Detroit GO Bonds Series 2020 (Ba1/BB+)
465,000	5.500		04/01/2031	486,722
370,000	5.500		04/01/2033	387,198
280,000	5.500		04/01/2034	292,738
300,000	5.500		04/01/2035	312,575
345,000	5.500		04/01/2036	358,150
365,000	5.500		04/01/2037	376,068
395,000	5.500		04/01/2038	403,806
555,000	5.500		04/01/2039	565,632
590,000	5.500		04/01/2040	599,571
1,360,000	5.500		04/01/2045	1,366,885
1,940,000	5.500		04/01/2050	1,936,828
City of Detroit GO Bonds Series 2021 A (Ba1/BB+)
900,000	5.000		04/01/2050	824,436
City of Detroit GO Bonds Series 2021 B (Ba1/BB+)
1,145,000	2.960		04/01/2027	993,791
950,000	3.110		04/01/2028	798,323
450,000	3.244		04/01/2029	366,477
125,000	3.344		04/01/2030	98,462
475,000	3.644		04/01/2034	348,324
City of Detroit MI GO Bonds Series 2020 (Ba1/BB+)
495,000	5.500		04/01/2032	518,071

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Michigan – (continued)
City of Detroit Unlimited Tax GO Bonds Series 2021A Tax-Exempt Social Bonds (Ba1/BB+)
$675,000	4.000%		04/01/2042	$548,855
City of Detroit UT GO Bonds Series 2021A (Ba1/BB+)
2,750,000	5.000		04/01/2046	2,558,793
City of Detroit, County of Wayne, Unlimited Tax GO Bonds Series 2023C (Tax Exempt) (Ba1/BB+)
1,200,000	6.000		05/01/2043	1,265,141
City of Detroit, County of Wayne, Unlimited Tax GO Social Bonds Series 2023A (Tax Exempt) (Ba1/BB+)
3,675,000	6.000		05/01/2039	3,934,738
City of Kalamazoo Economic Development Corporation Limited Obligation RB for Heritage Community of Kalamazoo Revel Creek Project Series 2020A (NR/NR)
3,880,000	5.000		05/15/2055	2,900,931
Detroit Downtown Development Authority RB Refunding for Catalyst Development Project Series 2018 A (AGM) (NR/AA)
3,495,000	5.000		07/01/2037	3,439,272
11,250,000	5.000		07/01/2048	10,979,481
Detroit Financial Recovery Bonds LT Series B-2 (NR/NR)
3,401,333	4.000	(b)	04/01/2044	2,389,594
Detroit Michigan Sewage Disposal System RB Refunding Series 2006 D (AGM) (A1/AA)
	(3M USD LIBOR + 0.60%)
4,675,000	4.291	(g)	07/01/2032	4,338,626
Grand Rapids Charter township Economic Development Corp. RB Refunding for United Methodist Retirement Communities, Inc. Obligated Group Series 2020 (NR/NR)
3,300,000	5.000		05/15/2037	2,967,260
1,400,000	5.000		05/15/2044	1,166,012
Karegnondi Water Authority Water Supply System RB Refunding for Karegnondi Water Pipeline Series 2018 (NR/A+)
1,425,000	5.000		11/01/2045	1,406,318
Kentwood Economic Development Corp. RB for Holland Home Obligated Group Series 2021 (NR/NR)
475,000	4.000		11/15/2045	336,674
Kentwood Economic Development Corp. RB Refunding for Holland Home Obligated Group Series 2022 (NR/NR)
1,725,000	4.000		11/15/2043	1,255,498
Michigan Finance Authority Hospital RB for Henry Ford Health System Obligated Group Series 2019 A (A2/A)
975,000	4.000		11/15/2050	809,152
Michigan Finance Authority Hospital RB for McLaren Health Care Corp. Obligated Group Series 2019 A (A1/NR)
1,550,000	4.000		02/15/2050	1,280,101
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Sewage Disposal System Local Project Senior Lien Series 2014 C-3 (AGM) (A1/AA)
2,175,000	5.000		07/01/2032	2,187,717
1,750,000	5.000		07/01/2033	1,760,232
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Sewage Disposal System Second Lien Series 2015 C (A2/A+)
355,000	5.000		07/01/2033	359,546

The accompanying notes are an integral part of these financial statements.	127

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Michigan – (continued)
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Water Supply System Local Project Senior Lien Series 2014 D-1 (AGM) (A1/AA)
$2,600,000	5.000%		07/01/2035	$2,612,355
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Water Supply System Local Project Senior Lien Series 2015 D-2 (A2/A+)
2,100,000	5.000		07/01/2034	2,124,777
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Water Supply System Series 2015 D-1 (A1/AA-)
750,000	5.000		07/01/2035	757,310
Michigan Finance Authority Public School Academy Limited Obligation Revenue & Revenue Refunding Bonds Series 2021 (NR/BB+)
800,000	4.000		12/01/2041	604,699
1,230,000	4.000		12/01/2051	840,889
Michigan Finance Authority Public School Academy Limited Obligation Revenue Refunding Bonds Series 2021 (NR/NR)
1,525,000	4.250		12/01/2039	1,139,734
1,190,000	5.000		12/01/2046	908,957
Michigan Finance Authority RB Refunding for Hanley International Academy, Inc. Series 2021 (NR/BB)
1,000,000	5.000		09/01/2040	867,755
Michigan Finance Authority RB Refunding for Kettering University Series 2020 (NR/A-)
475,000	4.000		09/01/2045	387,142
500,000	4.000		09/01/2050	393,535
Michigan Finance Authority Tobacco Settlement RB Refunding Series 2020 A-1 (NR/A-)
7,225,000	3.267		06/01/2039	6,284,576
Michigan Finance Authority Tobacco Settlement RB Refunding Series 2020 B-1 Class 2 (NR/BBB+)
1,275,000	5.000		06/01/2049	1,276,434
Michigan Finance Authority Tobacco Settlement RB Refunding Series 2020 B-2 Class 2 (NR/NR)
261,250,000	0.000	(f)	06/01/2065	21,373,150
Michigan Mathematics & Science Initiative RB Refunding Series 2021 (NR/BB+)
900,000	4.000		01/01/2031	822,686
1,115,000	4.000		01/01/2041	894,850
1,695,000	4.000		01/01/2051	1,240,937
Michigan Strategic Fund Limited Obligation RB for I-75 Improvement Project Series 2018 (AMT) (AGM) (A1/AA)
2,545,000	4.125		06/30/2035	2,425,907
Michigan Strategic Fund RB Refunding for United Methodist Retirement Communities, Inc. Obligated Group Series 2020 (NR/NR)
1,875,000	5.000		05/15/2037	1,685,943
1,400,000	5.000		05/15/2044	1,166,012
Michigan Strategic Fund Variable Rate Limited Obligation RB for Graphic Packaging International Coated Recycled Board Machine Project Green Bonds Series 2021 (Ba2/BB)
4,700,000	4.000	(a)(b)	10/01/2061	4,611,648
Michigan tobacco Settlement Finance Authority RB for Capital Appreciation Series 2007 B (NR/CCC-)
42,935,000	0.000	(f)	06/01/2052	4,446,782

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Michigan – (continued)
Michigan Tobacco Settlement Finance Authority Tobacco Settlement Asset Backed RB Series C (NR/NR)
$360,835,000	0.000	%(f)	06/01/2058	$13,136,595
Star International Academy RB Refunding Series 2020 (NR/BBB)
2,550,000	5.000		03/01/2030	2,499,918
4,080,000	5.000		03/01/2033	3,962,982
Tipton Academy Michigan Public School Academy RB Series 2021 (NR/BB)
5,055,000	4.000		06/01/2051	3,286,906
Universal Academy RB Refunding Series 2021 (NR/BBB-)
1,035,000	4.000		12/01/2040	856,845

				213,287,461

Minnesota - 0.3%
City of St Cloud RB Refunding for CentraCare Health System Obligated Group Series 2019 (A2/NR)
880,000	5.000		05/01/2048	857,595
City of St. Paul Housing & Redevelopment Authority Charter School Lease RB for Higher Ground Academy Project Series 2023 (NR/BB+)
1,630,000	5.500		12/01/2057	1,520,970
City of Woodbury RB Refunding for Math & Science Academy Series 2020 A (NR/BBB-)
540,000	4.000		12/01/2040	430,059
425,000	4.000		12/01/2050	306,748
Duluth Economic Development Authority Health Care Facilities RB for Essentia Health Obligated Group Series 2018A (NR/A-)
18,575,000	5.250		02/15/2058	17,276,312
Duluth Economic Development Authority Health Care Facilities RB Refunding for Essentia Health Obligated Group Series 2018 A (NR/A-)
1,365,000	4.250		02/15/2048	1,131,708
Duluth Economic Development Authority RB Refunding for Benedictine Health System Obligated Group Series 2021 A (NR/NR)
1,400,000	4.000		07/01/2036	1,135,554
Duluth Independent School District No.709 COPS Refunding Series 2019 A (Baa1/NR)
755,000	4.000		03/01/2029	726,837
1,260,000	4.000		03/01/2032	1,186,701
685,000	4.200		03/01/2034	644,100
Minnesota Higher Education Facilities Authority RB Refunding for Bethel University Project Series 2017 (NR/BB+)
2,400,000	5.000		05/01/2047	2,032,353
Minnesota Higher Education Facilities Authority RB Refunding for College of St. Scholastica, Inc. Series 2019 (Baa2/NR)
425,000	4.000		12/01/2034	384,848
650,000	4.000		12/01/2040	532,328

				28,166,113

Mississippi - 0.2%
Mississippi Business Finance Corp. Exempt Facilities RB for Enviva Project Series 2022 (B3/B-)
2,400,000	7.750	(a)(b)	07/15/2047	1,781,058
Mississippi Business Finance Corp. System Energy Resources Inc. RB Series 2021 (Baa2/BBB)
8,900,000	2.375		06/01/2044	5,068,634

128	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Mississippi – (continued)
Mississippi Development Bank Special Obligation Bonds Series 2021 (NR/BB)
$1,300,000	5.000	%(d)	10/01/2031	$1,284,902
1,430,000	5.000	(d)	10/01/2032	1,412,617
1,430,000	5.000	(d)	10/01/2033	1,410,783
850,000	4.000	(d)	10/01/2034	723,765
700,000	4.000	(d)	10/01/2035	589,076
750,000	4.000	(d)	10/01/2036	618,526
3,000,000	4.000	(d)	10/01/2041	2,257,748

				15,147,109

Missouri - 0.4%
Branson Regional Airport Transport Development District Series 2018A, B, & C (NR/NR)
545,266	5.000	(b)(d)*	04/01/2043	16,358
Branson Regional Airport Transport Development District Series 2018B & C (NR/NR)
2,752,991	5.000	(b)(d)*	04/01/2043	82,590
Cape Girardeau County IDA Health Facilities RB for SoutheastHEALTH Obligated Group Series 2021 (Ba1/BB-)
950,000	4.000		03/01/2041	790,434
2,825,000	3.000		03/01/2046	1,853,427
Cape Girardeau County IDA Health Facilities RB Refunding for South Eastern Health Series 2017 A (Ba1/BB-)
1,925,000	5.000		03/01/2036	1,904,238
City of Branson Industrial Development Authority Tax Increment Refunding RB for Branson Shoppes Redevelopment Project Series 2017A (NR/NR)
2,050,000	4.000		11/01/2027	1,933,231
City of St. Louis IDA Tax Increment Financing RB for St. Louis Innovation District Project Series 2022 (NR/NR)
2,550,000	5.000		05/15/2041	2,388,028
I-470 Western Gateway Transportation Development District RB Series 2019 A (NR/NR)
4,750,000	5.250	(d)	12/01/2048	4,453,751
Joplin Industrial Development Authority RB for 32nd Street Place Community Improvement District Series 2021 (NR/NR)
1,030,000	3.500		11/01/2040	878,338
2,450,000	4.250		11/01/2050	1,906,640
Kansas City Missouri Industrial Development Authority Senior Sales Tax RB Refunding and Improvement Bonds for Ward Parkway Center Community Improvement District Series 2016 A (NR/NR)
1,000,000	5.000	(d)	04/01/2036	890,303
1,150,000	5.000	(d)	04/01/2046	944,029
Missouri Health & Educational Facilities Authority RB for Kansas City Art Institute Series 2018 (NR/A-)
2,585,000	5.000		09/01/2043	2,540,934
2,600,000	5.000		09/01/2048	2,499,236
Missouri Health & Educational Facilities Authority RB Refunding for J.B. Wright & Trenton Trust Obligated Group Series 2019 (NR/NR)
1,065,000	5.000		09/01/2031	1,039,885
1,330,000	5.000		09/01/2033	1,292,153
Missouri Southern State University RB Series 2019 A (AGM) (NR/AA)
400,000	3.000		10/01/2044	293,183
500,000	3.125		10/01/2049	351,437

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Missouri – (continued)
Plaza at Noah’s Ark Community Improvement District RB Refunding Series 2021 (NR/NR)
$475,000	3.125%		05/01/2035	$378,282
St. Louis IDA Financing RB Refunding for Ballpark Village Development Project Series 2017 A (NR/NR)
1,900,000	4.750		11/15/2047	1,318,452
Stone Canyon Community Improvement District RB for Public Infrastructure Improvement Project Series 2007 (NR/NR)
1,250,000	5.750	*	04/01/2027	112,500
Taney County IDA Sales Tax Revenue Improvement Bonds for Big Cedar Infrastructure Project Series 2023 (NR/NR)
4,170,000	6.000	(d)	10/01/2049	3,851,284
University City IDA Tax Increment Special District RB for Markets at Olive Project Series 2023A (NR/NR)
2,175,000	4.875		06/15/2036	2,074,701
5,500,000	5.500		06/15/2042	5,186,966

				38,980,380

Nevada - 0.3%
City of Henderson Local Improvement District No. T-21 Local Improvement Bonds Series 2022 (NR/NR)
695,000	3.500		09/01/2045	470,885
470,000	4.000		09/01/2051	341,395
City of Las Vegas Special Improvement District No. 813 for Summerlin Village 26 Local Improvement Bonds Series 2017 (NR/NR)
290,000	4.250		06/01/2037	266,427
410,000	4.375		06/01/2042	367,568
470,000	4.500		06/01/2047	413,223
City of Las Vegas Special Improvement District No. 814 Special Assessment Series 2019 (NR/NR)
480,000	4.000		06/01/2039	408,383
1,320,000	4.000		06/01/2044	1,056,350
1,315,000	4.000		06/01/2049	1,003,795
City of Las Vegas Special Improvement District No. 815 Special Assessment Series 2020 (NR/NR)
945,000	5.000		12/01/2049	834,550
City of Las Vegas Special Improvement District No. 816 Special Assessment Series 2021 (NR/NR)
600,000	3.000		06/01/2041	406,680
1,275,000	3.125		06/01/2051	760,215
City of North Las Vegas Special Improvement District No. 64 Special Assessment Bonds Series 2019 (NR/NR)
325,000	4.250		06/01/2034	300,006
435,000	4.500		06/01/2039	393,516
320,000	4.625		06/01/2043	283,771
560,000	4.625		06/01/2049	480,658
City of Sparks RB Refunding for Nevada Tourism Improvement District No. 1 Senior Project Series 2019 A (Ba1/NR)
1,720,000	2.750	(d)	06/15/2028	1,571,303
Department of Business and Industry RB for Brightline West Passenger Rail Project, Series 2020A-3 (NR/NR)
9,200,000	8.125	(a)(b)(d)	01/01/2050	9,188,704
Henderson Local Improvement District No. T-16 Special Assessment Limited Obligation Series 2005 (NR/NR)
1,375,000	5.125		03/01/2025	1,282,713
Henderson Local Improvement District No. T-18 Limited Obligation Series 2016 (NR/NR)
2,155,000	4.000		09/01/2035	1,886,628

The accompanying notes are an integral part of these financial statements.	129

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Nevada – (continued)
Las Vegas Convention & Visitors Authority Convention Center Expansion RB Series 2018B (Aa3/AA-)
$3,700,000	4.000%		07/01/2049	$3,154,261
Las Vegas Convention & Visitors Authority RB Refunding Series 2017 B (Aa3/AA-)
700,000	5.000		07/01/2030	725,651
Las Vegas Convention & Visitors Authority RB Series 2019 B (Aa3/AA-)
1,325,000	5.000		07/01/2029	1,411,106
Tahoe-Douglas Visitors Authority RB Series 2020 (NR/NR)
2,635,000	5.000		07/01/2045	2,404,532
2,825,000	5.000		07/01/2051	2,530,806

				31,943,126

New Hampshire - 0.6%
National Finance Authority RB for Presbyterian Senior Living Project Series 2023A (NR/NR)
2,300,000	5.250		07/01/2048	2,166,307
New Hampshire Business Finance Authority RB for Casella Waste Systems, Inc. Series 2013 (B1/B+)
1,800,000	2.950	(d)	04/01/2029	1,598,253
New Hampshire Business Finance Authority RB Refunding for Covanta Holding Corp. Series 2020 A (B3/B)
2,820,000	3.625	(a)(b)(d)	07/01/2043	2,043,799
New Hampshire Business Finance Authority RB Refunding for Covanta Holding Corp. Series 2020 B (AMT) (B3/B)
4,890,000	3.750	(a)(b)(d)	07/01/2045	3,606,668
New Hampshire Business Finance Authority RB Refunding for Springpoint Senior Living Obligated Group Series 2021 (NR/NR)
12,450,000	4.000		01/01/2051	8,881,084
New Hampshire Health and Education Facilities Authority RB for Dartmouth Hitchcock Health Obligated Group 2020 A (AGM-CR) (NR/AA)
5,000,000	5.000		08/01/2059	4,809,254
New Hampshire Health and Education Facilities Authority RB Refunding for Dartmouth-Hitchcock Obligation Group Series 2017 A (NR/A)
3,000,000	5.000		08/01/2034	3,069,062
7,290,000	5.000		08/01/2035	7,442,324
5,000,000	5.000		08/01/2036	5,078,402
8,055,000	5.000		08/01/2037	8,137,921
5,945,000	5.000		08/01/2038	5,979,743

				52,812,817

New Jersey - 5.2%
Atlantic City Tax Appeal Refunding Bonds Series 2017 A (BAM ST AID WITHHLDG) (A2/AA)
1,205,000	5.000		03/01/2042	1,213,644
New Jersey Economic Development Authority Energy Facilities RB for UMM Energy Partners, LLC Project Series 2012 A (AMT) (Baa2/NR)
1,000,000	4.750		06/15/2032	973,511
1,000,000	5.000		06/15/2037	944,248
1,000,000	5.125		06/15/2043	934,593
New Jersey Economic Development Authority RB for Provident Group - Kean Properties L.L.C. - Kean University Student Housing Project Series 2017 A (NR/B)
500,000	5.000		07/01/2037	471,461

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

New Jersey – (continued)
New Jersey Economic Development Authority RB for Provident Group - Kean Properties L.L.C. - Kean University Student Housing Project Series 2017 A (NR/B) – (continued)
$1,150,000	5.000%		07/01/2047	$1,006,631
New Jersey Economic Development Authority RB Refunding for New Jersey Natural Gas Co. Series 2011 C (AMT) (A1/NR)
6,000,000	3.000		08/01/2041	4,278,740
New Jersey Economic Development Authority School Facilities Construction Bonds 2016 Series AAA (A2/A-)
4,500,000	5.000	(c)	06/15/2041	4,692,304
New Jersey Economic Development Authority Special Facilities RB for Continental Airlines, Inc. Project Series 2000 A (AMT) (Ba3/BB-)
5,000,000	5.625		11/15/2030	5,028,162
New Jersey Economic Development Authority Special Facility RB for Continental Airlines Project Series 1999 (Ba3/BB-)
23,275,000	5.250		09/15/2029	23,180,399
New Jersey Economic Development Authority Special Facility RB for Continental Airlines Project Series 2000 (Ba3/BB-)
5,000,000	5.625		11/15/2030	5,028,162
New Jersey Economic Development Authority State Lease RB for Health Department Project Series 2018 A (A2/A-)
2,470,000	5.000		06/15/2047	2,472,077
New Jersey Economic Development Authority State Lease RB for Juvenile Justice Commission Facilities Project Series 2018 C (A2/A-)
5,000,000	5.000		06/15/2042	5,007,418
New Jersey Economic Development Authority Tax Exempt Private Activity Bonds for Goethals Bridge Replacement Project Series 2013 (NR/BBB+)
1,000,000	5.375		01/01/2043	1,001,160
New Jersey Educational Facilities Authority RB for Rider University A New Jersey Non-Profit Corp. Series 2017 F (B3/BB)
3,450,000	4.000		07/01/2042	2,426,150
New Jersey Educational Facilities Authority RB for Seton Hall University Series 2020 C (AGM) (A1/AA)
1,110,000	3.250		07/01/2049	777,070
New Jersey Educational Facilities Authority RB for Stevens Institute of Technology 2020 Series A (NR/BBB+)
1,130,000	5.000		07/01/2035	1,147,627
1,095,000	5.000		07/01/2036	1,103,355
1,980,000	5.000		07/01/2038	1,956,983
1,710,000	5.000		07/01/2045	1,621,602
New Jersey Educational Facilities Authority RB for Stevens Institute of Technology Series 2020 A (NR/BBB+)
3,350,000	3.000		07/01/2050	2,066,346
New Jersey Health Care Facilities Financing Authority RB Refunding for Trinitas Regional Medical Center Series 2017 A (WR/NR)
1,000,000	5.000	(c)	07/01/2029	1,030,385
New Jersey Health Care Facilities Financing Authority RB Refunding for University Hospital Series 2015 A (AGM) (A1/AA)
9,700,000	4.125		07/01/2038	8,905,683
New Jersey State Transportation Trust Fund Authority Transportation System Bonds Series 2006C (AMBAC) (A2/A-)
94,365,000	0.000	(f)	12/15/2036	50,077,609

130	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

New Jersey – (continued)
New Jersey State Transportation Trust Fund Authority Transportation System Bonds Series 2006C (AGM) (A1/AA)
$25,400,000	0.000	%(f)	12/15/2034	$15,354,589
New Jersey Transportation Trust Fund Authority RB Series 2016 (A2/A+)
1,335,000	5.000		06/15/2030	1,359,865
New Jersey Transportation Trust Fund Authority RB Capital Appreciation for Transportation System Bonds Series 2006 C (AMBAC) (A2/A-)
114,955,000	0.000	(f)	12/15/2035	65,231,295
New Jersey Transportation Trust Fund Authority RB Capital Appreciation for Transportation System Bonds Series 2008 A (A2/A-)
47,575,000	0.000	(f)	12/15/2035	26,836,063
46,515,000	0.000	(f)	12/15/2038	21,562,754
New Jersey Transportation Trust Fund Authority RB Capital Appreciation for Transportation System Bonds Series 2010 A (A2/A-)
12,000,000	0.000	(f)	12/15/2026	10,469,966
1,900,000	0.000	(f)	12/15/2034	1,136,065
New Jersey Transportation Trust Fund Authority RB for Transportation Program Bonds Series 2014 AA (A2/A-)
21,100,000	5.000		06/15/2038	21,109,797
New Jersey Transportation Trust Fund Authority RB for Transportation Program Bonds Series 2015 AA (A2/A-)
2,525,000	5.250		06/15/2041	2,534,636
5,075,000	5.000		06/15/2045	5,040,672
1,770,000	5.000		06/15/2046	1,751,306
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2006 C (AGM) (A1/AA)
11,150,000	0.000	(f)	12/15/2033	7,081,559
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2006 C (NATL) (A2/A-)
24,445,000	0.000	(f)	12/15/2030	17,821,789
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2008 A (A2/A-)
52,985,000	0.000	(f)	12/15/2036	27,937,502
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2009 A (A2/A-)
3,510,000	0.000	(f)	12/15/2033	2,207,140
1,565,000	0.000	(f)	12/15/2036	825,180
16,175,000	0.000	(f)	12/15/2039	7,064,813
New Jersey Transportation Trust Fund Authority RB Refunding for Transportation System Bonds Series 2018 A (A2/A-)
6,120,000	4.000		12/15/2031	6,064,262
6,070,000	5.000		12/15/2035	6,237,225
5,275,000	4.250		12/15/2038	5,013,637
New Jersey Transportation Trust Fund Authority RB Series 2018 (A2/A-)
7,180,000	5.000		12/15/2033	7,425,599
New Jersey Transportation Trust Fund Authority RB Series 2020 AA (A2/A-)
935,000	3.000		06/15/2050	636,401
New Jersey Transportation Trust Fund Authority Transportation Program Bonds 2020 Series AA (A2/A-)
5,000,000	4.000		06/15/2050	4,345,551
New Jersey Transportation Trust Fund Authority Transportation Program Bonds, 2023 Series AA (A2/A-)
5,325,000	4.250		06/15/2044	4,895,017

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

New Jersey – (continued)
New Jersey Transportation Trust Fund Authority Transportation Program RB Series 2019 AA (A2/A-)
$5,675,000	5.000%		06/15/2034	$5,866,237
7,000,000	5.250		06/15/2043	7,128,833
New Jersey Transportation Trust Fund Authority Transportation System Bonds 2023 Series A (A2/A-)
5,200,000	4.250		06/15/2040	4,883,326
New Jersey Turnpike Authority Turnpike RB Series 2022 B (A1/AA-)
1,500,000	4.500		01/01/2048	1,442,689
5,025,000	5.250		01/01/2052	5,222,938
Passaic County Improvement Authority Charter School RB for Paterson Arts & Science Charter School Project Series 2023 (NR/BBB-)
900,000	5.500		07/01/2058	844,909
South Jersey Transport Corp. Subordinated Marine Terminal RB Series 2017B (A3/NR)
27,340,000	5.000		01/01/2048	26,777,105
South Jersey Transportation Authority Transportation System RB 2022 Series A (Baa2/BBB+)
1,500,000	4.625		11/01/2047	1,378,093
Tobacco Settlement Financing Corp. RB Series 2018 B (NR/BBB-)
27,965,000	5.000		06/01/2046	25,993,126
Union County Improvement Authority RB Aries Linden LLC Project Series 2019 (NR/NR)
11,570,000	6.750	(d)	12/01/2041	7,257,181

				484,082,440

New Mexico - 0.0%
City of Santa Fe RB for El Castillo Retirement Residences Obligated Group Project Series 2019 A (NR/NR)
500,000	5.000		05/15/2044	405,702
1,000,000	5.000		05/15/2049	775,967
Village of Los Ranchos de Albuquerque RB Refunding for Albuquerque Academy Series 2020 (NR/A-)
500,000	4.000		09/01/2033	482,479
375,000	4.000		09/01/2034	357,825
300,000	4.000		09/01/2035	282,809
1,200,000	4.000		09/01/2040	1,034,587
Winrock Town Center Tax Increment Development District 1 Senior Lien Gross Recepits Tax Increment Bonds Series 2022 (NR/NR)
2,250,000	4.250	(d)	05/01/2040	1,788,277

				5,127,646

New York - 6.4%
Brooklyn Arena Local Development Corp. Pilot RB for Barclays Center Project Series 2009 (Ba1/NR)
9,610,000	0.000	(f)	07/15/2045	2,831,019
Brooklyn Arena Local Development Corp. Pilot RB Refunding for Barclays Center Series 2016 A (AGM) (A1/AA)
1,240,000	3.000		07/15/2043	859,283
Brooklyn Arena Local Development Corp. Pilot Revenue Refunding Bonds for Barclays Center Series 2016A (Ba1/NR)
16,240,000	5.000		07/15/2042	15,386,135
Brooklyn Arena Local Development Corp. RB for Brooklyn Events Center LLC Series 2009 (Ba1/NR)
5,740,000	0.000	(f)	07/15/2046	1,588,104

The accompanying notes are an integral part of these financial statements.	131

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

New York – (continued)
Build NYC Resource Corp. RB for Global Community Charter School Project Series 2022A (NR/BB+)
$1,175,000	5.000%		06/15/2052	$1,047,237
950,000	5.000		06/15/2057	834,171
Build NYC Resource Corp. RB for Grand Concourse Academy Charter School Project Series 2022A (NR/BBB-)
670,000	5.000		07/01/2052	604,288
505,000	5.000		07/01/2056	448,938
Build NYC Resource Corp. RB for Hellenic Classical Charter Schools Series 2021 A (NR/NR)
2,975,000	5.000	(d)	12/01/2051	2,378,952
3,080,000	5.000	(d)	12/01/2055	2,418,808
Build NYC Resource Corp. RB for Kipp NYC Public School Facilities Canal West Project Series 2022 (NR/BBB-)
2,750,000	5.250		07/01/2052	2,636,911
3,625,000	5.250		07/01/2057	3,429,842
5,000,000	5.250		07/01/2062	4,683,368
Build NYC Resource Corp. RB for NEW World Preparatory Charter School Series 2021 A (NR/NR)
590,000	4.000	(d)	06/15/2051	407,925
450,000	4.000	(d)	06/15/2056	301,822
Build NYC Resource Corp. RB for Shefa School Series 2021 A (NR/NR)
850,000	2.500	(d)	06/15/2031	673,627
4,965,000	5.000	(d)	06/15/2051	3,912,920
Build NYC Resource Corp. Tax Exempt RB Series 2022A (NR/NR)
6,125,000	6.500	(d)	07/01/2042	5,837,764
1,900,000	6.500	(d)	07/01/2052	1,770,635
1,850,000	6.500	(d)	07/01/2057	1,692,908
Build NYC Resource Corp. Taxable RB Taxable Series 2022A (NR/NR)
1,900,000	9.750	(d)	07/01/2032	1,796,204
Build NYC Resource Corporation RB for Classical Charter Schools Project Series 2023A (NR/BBB-)
625,000	4.750		06/15/2058	527,648
Build NYC Resource Corporation RB for Unity Preparatory Charter School of Brooklyn Project, Series 2023A (NR/BB)
725,000	5.500	(d)	06/15/2053	673,062
1,275,000	5.500	(d)	06/15/2063	1,157,504
City of New York GO Bonds Fiscal 2022 Series D Tax Exempt Bonds Subseries D-1 (Aa2/AA)
4,100,000	4.500		05/01/2049	3,891,848
City of New York GO Tax Exempt Bonds 2020 Series D (Aa2/AA)
5,250,000	4.000		03/01/2050	4,508,583
Dutchess County Local Development Corp. RB for Health QuestSystems, Inc. Project Series 2016B (Baa3/BBB)
18,375,000	5.000		07/01/2046	16,480,098
Dutchess County Local Development Corp. RB Refunding for Bard College Project Series 2020 A (NR/BBB-)
4,290,000	5.000		07/01/2045	4,133,647
7,750,000	5.000		07/01/2051	7,304,522
Empire State Development New York State Urban Development Corp. State Personal Income Tax RB Series 2020E (NR/AA+)
1,710,000	3.000		03/15/2050	1,158,249
Erie Tobacco Asset Securitization Corp. RB Asset-Backed Bonds Series 2006 A (NR/NR)
66,000,000	0.000	(d)(f)	06/01/2060	3,406,993

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

New York – (continued)
Hempstead town Local Development Corp. RB Refunding for Molloy College Project Series 2017 (NR/BBB)
$670,000	5.000%		07/01/2030	$674,123
900,000	5.000		07/01/2033	902,277
850,000	5.000		07/01/2035	846,507
670,000	5.000		07/01/2036	659,127
475,000	5.000		07/01/2038	454,769
Huntington Local Development Corp. RB for Gurwin Independent Housing Obligated Group Series 2021 A (NR/NR)
5,060,000	5.250		07/01/2056	3,749,708
Metransportation Revenue Green Bonds for Tropolitan Transportation Authority Series 2016A (A3/BBB+)
2,740,000	5.250		11/15/2056	2,703,181
Metropolitan Transportation Authority RB Green Bond Series 2016 A-1 (A3/BBB+)
645,000	5.000		11/15/2027	654,751
Metropolitan Transportation Authority RB Green Bond Series 2020 C-1 (A3/BBB+)
7,950,000	4.750		11/15/2045	7,393,766
3,835,000	5.000		11/15/2050	3,729,374
2,000,000	5.250		11/15/2055	2,012,251
Metropolitan Transportation Authority RB Green Bond Series 2020 D-3 (A3/BBB+)
10,185,000	4.000		11/15/2050	8,361,340
Metropolitan Transportation Authority RB Refunding for Climate Bond Certified Series 2020 E (A3/BBB+)
4,705,000	5.000		11/15/2033	4,928,360
Metropolitan Transportation Authority RB Refunding Green Bond Series 2017 C-1 (A3/BBB+)
950,000	4.000		11/15/2035	900,243
Metropolitan Transportation Authority RB Refunding Green Bond Series 2017 C-2 (A3/BBB+)
650,000	0.000	(f)	11/15/2040	255,411
Metropolitan Transportation Authority RB Refunding Series 2016 B (A3/BBB+)
545,000	5.000		11/15/2027	555,857
Metropolitan Transportation Authority RB Refunding Series 2016 D (A3/BBB+)
740,000	5.000		11/15/2029	753,013
Metropolitan Transportation Authority RB Refunding Subseries 2015 C-1 (A3/BBB+)
1,635,000	5.000		11/15/2029	1,647,948
Metropolitan Transportation Authority RB Series 2013 A (A3/BBB+)
2,240,000	5.000		11/15/2043	2,181,604
Metropolitan Transportation Authority RB Series 2016 C-1 (A3/BBB+)
595,000	5.000		11/15/2028	606,332
Metropolitan Transportation Authority Transportation Revenue Green Bonds Series 2019C (AGM) (A1/AA)
1,785,000	4.000		11/15/2048	1,556,633
Metropolitan Transportation Authority Transportation Revenue Green Bonds Series 2020A-1 (A3/BBB+)
4,435,000	4.000		11/15/2040	3,932,519
Metropolitan Transportation Authority Transportation Revenue Green Bonds Series 2020D (A3/BBB+)
23,200,000	5.000		11/15/2045	22,924,447

132	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

New York – (continued)
Metropolitan Transportation Authority Transportation Revenue Green Bonds Subseries 2020A-1 (AGM) (A1/AA)
$14,715,000	4.000%		11/15/2050	$12,696,174
Metropolitan Transportation Authority Transportation Revenue Refunding Bonds Series 2020E (A3/BBB+)
9,415,000	4.000		11/15/2045	7,967,305
Nassau County Tobacco Settlement Corp. RB for Asset Backed Bonds Series 2006 D (NR/NR)
202,665,000	0.000	(f)	06/01/2060	9,937,030
New York City Housing Development Corp. Multi-Family Mortgage RB for 8 Spruce Street Series 2014 F (NR/NR)
2,000,000	4.500		02/15/2048	1,962,105
New York City Industrial Development Agency RB Refunding for Queens Ballpark Co. LLC Series 2021 A (AGM) (A1/AA)
11,615,000	3.000		01/01/2046	8,001,240
New York City Industrial Development Agency RB Refunding for Yankee Stadium LLC Series 2020 A (AGM) (A1/AA)
14,470,000	3.000		03/01/2049	9,550,091
New York City Industrial Development Agency RB Refunding for Yankee Stadium LLC Series 2020 A (Baa1/NR)
1,975,000	3.000		03/01/2049	1,265,776

New York City Municipal Water Finance Authority Water & Sewer Second General Resolution RB Adjustable Rate 2011 Series FF, Consisting of Fiscal 2011 Subseries FF-1 Bonds & Fiscal 2011 Subseries FF-2 Bonds (Aa1/AA+/A-1)

6,690,000	4.750	(a)(b)	06/15/2044	6,690,000
New York City Municipal Water Finance Authority Water & Sewer System Second General Resolution RB Fiscal 2009 Subseries BB-1 (Aa1/AA+/A-1)
12,150,000	4.750	(a)(b)	06/15/2039	12,150,000
New York City Municipal Water Finance Authority Water and Sewer System Second General Resolution RB, Adjustable Rate Fiscal 2011 Subseries DD (Aa1/AA+/A-1)
6,570,000	2.750	(a)(b)	06/15/2043	6,570,000
New York City Resource Corp. RB Refunding for YMCA of Greater New York Project Series 2015 (Baa2/BBB)
1,000,000	5.000	(c)	08/01/2040	1,021,561
New York City Transitional Finance Authority Future Tax Secured Subordinate Bonds Fiscal 2024 Series A, Subseries A-1 Tax Exempt Bonds (Aa1/AAA)
5,000,000	4.000		05/01/2053	4,262,967
New York Counties Tobacco Trust IV RB Series 2005 F (NR/NR)
178,305,000	0.000	(f)	06/01/2060	9,841,402
New York Liberty Development Corp. RB for World Trade Center Project Series 2014 (NR/NR)
3,250,000	5.150	(d)	11/15/2034	3,161,388
14,670,000	5.375	(d)	11/15/2040	14,105,702
New York Liberty Development Corp. RB for World Trade Center Project Series 2014 Class 3 (NR/NR)
22,675,000	7.250	(d)	11/15/2044	22,785,325
New York Liberty Development Corp. RB Refunding for 3 World Trade Center LLC Series 2014 (NR/NR)
44,670,000	5.000	(d)	11/15/2044	41,268,116
New York Liberty Development Corp. Revenue Refunding Bonds for World Trade Center Project Series 2021A (BAM-TCRS) (NR/AA)
10,585,000	3.000		11/15/2051	7,057,110

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

New York – (continued)
New York Liberty Development Corp. Second Priority RB Refunding for Bank of America Tower at One Bryant Park LLC Series 2019 C-2 (A1/NR)
$1,350,000	2.625%		09/15/2069	$1,163,578
New York Liberty Development Corp. Second Priority RB Refunding for Bank of America Tower at One Bryant Park LLC Series 2019 C-3 (Baa1/NR)
1,430,000	2.800		09/15/2069	1,231,257
New York State Dormitory Authority Personal Income Tax General Purpose RB Series 2020A (Aa1/NR)
1,695,000	4.000		03/15/2043	1,539,573
New York State Dormitory Authority RB Refunding for Brooklyn Law School Series 2019 B (Baa1/NR)
150,000	3.560		07/01/2026	141,517
150,000	3.670		07/01/2027	139,616
60,000	3.760		07/01/2028	54,928
300,000	3.820		07/01/2029	269,241
New York State Dormitory Authority RB Refunding for Brooklyn St. Joseph’s College Series 2020 A (NR/NR)
715,000	4.000		07/01/2031	680,607
870,000	4.000		07/01/2032	822,488
925,000	4.000		07/01/2033	867,685
845,000	4.000		07/01/2035	772,973
New York State Dormitory Authority RB Refunding for Montefiore Obligated Group Series 2020 A (AGM) (A1/AA)
8,480,000	3.000		09/01/2050	5,485,785
New York State Dormitory Authority RB Refunding for Montefiore Obligated Group Series 2020 A (Baa3/BBB-)
4,160,000	4.000		09/01/2045	3,349,739
2,325,000	4.000		09/01/2050	1,797,048
New York State Environmental Facilities Corp Solid Waste Disposal RB Series 2014 (B1/B+)
1,685,000	2.875	(a)(b)(d)	12/01/2044	1,469,927
New York State Environmental Facilities Corp. RB for Casella Waste Systems, Inc. Series 2020 R-1 (B1/B+)
2,905,000	2.750	(a)(b)	09/01/2050	2,782,951
New York State Environmental Facilities Corporation Solid Waste Disposal RB for Casella Waste Systems, Inc. Project Series 2020R-2 (B1/B+)
2,475,000	5.125	(a)(b)(d)	09/01/2050	2,438,831
New York State Thruway Authority New York State Personal Income Tax Revenue Green Bonds Series 2022C (NR/AA+)
10,000,000	5.000		03/15/2053	10,095,664
New York Transportation Development Corp. for Terminal 4 John F. Kennedy International Airport Project Special Facilities RB Series 2020C (AGM-CR) (A1/AA)
975,000	4.000		12/01/2040	886,326
New York Transportation Development Corp. RB for Delta Air Lines, Inc. Series 2018 (Baa3/NR)
3,500,000	5.000		01/01/2029	3,530,616
1,315,000	5.000		01/01/2031	1,325,050
3,175,000	5.000		01/01/2033	3,198,400
2,075,000	5.000		01/01/2034	2,089,139
10,465,000	4.000		01/01/2036	9,629,884
New York Transportation Development Corp. RB for Delta Air Lines, Inc. Series 2018 (AMT) (Baa3/NR)
7,060,000	5.000		01/01/2030	7,126,238
10,000,000	5.000		01/01/2036	9,929,190

The accompanying notes are an integral part of these financial statements.	133

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)

New York – (continued)
New York Transportation Development Corp. RB for Delta Air Lines, Inc. Series 2020 (Baa3/NR)
$7,720,000	4.000%	10/01/2030	$7,441,140
7,580,000	5.000	10/01/2035	7,605,926
12,975,000	5.000	10/01/2040	12,430,277
4,405,000	4.375	10/01/2045	3,827,854
New York Transportation Development Corp. RB for Empire State Thruway Partners LLC Series 2021 (AMT) (NR/NR)
10,000,000	4.000	04/30/2053	7,800,447
New York Transportation Development Corp. RB Refunding for JFK International Air Terminal LLC Series 2020 A (AMT) (Baa1/NR)
700,000	4.000	12/01/2039	619,485
1,005,000	4.000	12/01/2042	858,271
New York Transportation Development Corp. Special Facilities Bonds for Laguardia Airport Terminal B Redevelopment Project Series 2016A (Baa2/NR)
2,000,000	5.000	07/01/2034	1,980,632
11,790,000	5.000	07/01/2041	11,474,664
New York Transportation Development Corp. Special Facilities Bonds Series 2016A (Baa2/NR)
32,635,000	5.250	01/01/2050	31,986,480
New York Transportation Development Corp. Special Facilities Bonds Series 2016A (AMT) (Baa2/NR)
10,000,000	4.000	07/01/2046	7,990,006
New York Transportation Development Corp. Special Facilities RB for Laguardia Airport Terminal B Redevelopment Project Series 2018 (Baa3/NR)
2,790,000	5.000	01/01/2028	2,822,163
New York Transportation Development Corp. Special Facility RB for Laguardia Airport Terminal B Redevelopment Project Series 2016 A (AMT) (Baa2/NR)
5,000,000	4.000	07/01/2033	4,638,562
2,500,000	4.000	07/01/2041	2,107,920
New York Transportation Development Corp. Special Facility RB Refunding for American Airlines, Inc. John F. Kennedy International Airport Project Series 2020 (NR/B+)
7,235,000	5.250	08/01/2031	7,311,462
9,565,000	5.375	08/01/2036	9,345,195
New York Transportation Development Corp. Special Facility Revenue Refunding Bonds for American Airlines John F. Kennedy International Airport Project Series 2016 (NR/B+)
3,525,000	5.000	08/01/2026	3,501,803
Oneida County Local Development Corp. RB Refunding for Mohawk Valley Health System Obligated Group Project Series 2019 A (AGM) (NR/AA)
1,130,000	4.000	12/01/2033	1,074,935
1,285,000	4.000	12/01/2037	1,163,640
910,000	4.000	12/01/2038	813,940
1,470,000	3.000	12/01/2039	1,104,720
980,000	3.000	12/01/2040	722,332
Oneida County Local Development Corp. RB Refunding for Utica College Project Series 2019 (NR/NR)
405,000	4.000	07/01/2039	341,560
4,835,000	3.000	07/01/2044	3,116,301
Port Authority of New York Consolidated Bonds 234th Series (Aa3/AA-)
2,300,000	5.500	08/01/2052	2,393,271

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

New York – (continued)
State of New York Dormitory Authority Northwell Health Obligated Group RB Series 2022A (A3/A-)
$6,510,000	4.250%		05/01/2052	$5,610,163
town of Hempstead Local Development Corp. Education RB for Evergreen Charter School Project Series 2022A (NR/BB)
5,155,000	5.500		06/15/2057	4,728,067
Triborough Bride & Tunnel Authority Sales Tax RB for TBTA Capital Lockbox City Sales Tax Series 2023A (NR/AA+)
18,150,000	4.250		05/15/2058	16,257,283
Triborough Bridge and Tunnel Authority General Revenue Bond Series 2022A (Aa3/AA-)
7,500,000	5.500		11/15/2057	7,879,870
Westchester County Local Development Corporation RB for Westchester Medical Center Obligated Group Project Series 2016 (Baa3/BBB-)
4,500,000	5.000		11/01/2046	3,881,775
Western Regional off-Track Betting Corp. RB Refunding Series 2021 (NR/NR)
1,785,000	4.125	(d)	12/01/2041	1,276,398
Yonkers Economic Development Corp. RB for Charter School of Educational Excellence Project Series 2019 A (NR/NR)
475,000	5.000		10/15/2039	429,683
610,000	5.000		10/15/2049	516,701
530,000	5.000		10/15/2054	439,686
Yonkers Economic Development Corp. RB Refunding for Charter School of Educational Excellence Series 2020 A (NR/BB)
725,000	5.000		10/15/2040	656,190
1,325,000	5.000		10/15/2050	1,116,218

				601,543,119

North Carolina - 0.2%
Greater Asheville Regional Airport Authority Airport System RB Series 2022A (AMT) (AGM) (A1/AA)
2,000,000	5.500		07/01/2052	2,054,723
North Carolina Department of Transportation Tax Exempt Private Activity Bonds Series 2015 (NR/NR)
3,345,000	5.000		12/31/2037	3,227,216
North Carolina Medical Care Commission RB for Forest at Duke, Inc. Obligated Group Series 2021 (NR/NR)
365,000	4.000		09/01/2046	277,331
North Carolina Medical Care Commission RB for Lutheran Services for the Aging, Inc. Obligated Group Series 2021 A (NR/NR)
1,000,000	4.000		03/01/2041	739,071
6,025,000	4.000		03/01/2051	3,924,371
North Carolina Medical Care Commission RB for Maryfield, Inc. Obligated Group Series 2020 A (NR/NR)
1,400,000	5.000		10/01/2045	1,168,917
3,260,000	5.000		10/01/2050	2,637,969
North Carolina Medical Care Commission RB for Rex Hospital, Inc. Obligated Group Series 2020 A (A2/AA-)
3,325,000	3.000		07/01/2045	2,315,620
North Carolina Medical Care Commission RB Refunding for The Presbyterian Home at Charlotte, Inc. Series 2019 A (NR/NR)
1,500,000	4.000		07/01/2039	1,154,729
1,650,000	5.000		07/01/2039	1,448,076
1,035,000	4.000		07/01/2044	728,641
1,160,000	5.000		07/01/2044	963,207

134	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

North Carolina – (continued)
North Carolina Medical Care Commission Retirement Facilities RB Refunding First Mortgage for United Church Homes and Services Series 2015 A (NR/NR)
$2,000,000	5.000	%(c)	09/01/2037	$2,020,575

				22,660,446

North Dakota – 0.0%
City of Grand Forks Health Care System RB for Altru Health System Series 2021 (AGM) (A1/AA)
1,925,000	3.000		12/01/2051	1,222,744

Ohio – 4.4%
Buckeye Tobacco Settlement Financing Authority RB Refunding for Senior Asset-Backed Bonds Series 2020 A-2 Class 1 (NR/NR)
105,745,000	5.000		06/01/2055	91,089,737
Buckeye Tobacco Settlement Financing Authority RB Refunding for Senior Asset-Backed Bonds Series 2020 A-2 Class 1 (NR/BBB+)
8,200,000	3.000		06/01/2048	5,708,608
Buckeye Tobacco Settlement Financing Authority RB Refunding for Senior Asset-Backed Bonds Series 2020 B-3 Class 2 (NR/NR)
259,290,000	0.000	(f)	06/01/2057	25,253,342
Buckeye Tobacco Settlement Financing Authority Tobacco Settlement Asset Backed Refunding Bonds Series 2020 (NR/BBB+)
2,080,000	4.000		06/01/2048	1,756,931
Centerville Ohio Health Care RB Refunding and Improvement for Graceworks Lutheran Services Series 2017 (NR/NR)
2,400,000	5.250		11/01/2037	2,208,974
1,000,000	5.250		11/01/2047	848,857
2,320,000	5.250		11/01/2050	1,924,582
Cleveland Airport Special RB for Continental Airlines, Inc. Project Series 1998 (Ba3/BB-)
22,500,000	5.375		09/15/2027	22,519,418
Cleveland-Cuyahoga County Port Authority Tax Allocation for Flats East Bank TIF District Series 2021 B (NR/NR)
1,030,000	4.500	(d)	12/01/2055	788,183
Cleveland-Cuyahoga County Port Authority Tax Allocation Refunding for Flats East Bank TIF District Series 2021 A (NR/BB)
1,345,000	4.000	(d)	12/01/2055	987,693
County of Cuyahoga Health Care and Independent Living Facilities Refunding RB for Eliza Jennings Senior Health Care Network Series 2022A (NR/NR)
1,655,000	5.000		05/15/2032	1,544,794
2,775,000	5.375		05/15/2037	2,525,886
3,910,000	5.500		05/15/2042	3,491,001
County of Cuyahoga Hospital RB Series 2017 (Baa2/BBB)
6,250,000	5.000		02/15/2037	5,992,486
County of Darke RB for Wayne Hospital Company Obligated Group Wayne Health Care Project Series 2019 A (NR/NR)
550,000	4.000		09/01/2040	433,986
825,000	4.000		09/01/2045	604,565
1,075,000	5.000		09/01/2049	885,956
County of Franklin Health Care Facilities RB for Ohio Living Communities Series 2023 (NR/NR)
4,600,000	5.250		07/01/2041	4,240,118

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Ohio – (continued)
County of Franklin Health Care Facilities RB for Ohio Living Communities Series 2023 (NR/NR) – (continued)
$12,065,000	5.500%		07/01/2041	$11,511,820
County of Franklin RB Refunding for Wesley Communities Obligated Group Series 2020 (NR/NR)
8,280,000	5.250		11/15/2055	6,712,447
County of Lucas Hospital RB for Promedica Healthcare Obligated Group Series 2015B (Ba2/BB)
1,075,000	4.000		11/15/2045	690,509
County of Lucas Hospital RB for Promedica Healthcare Obligated Group Series 2018A (Ba2/BB)
38,575,000	5.250		11/15/2048	30,440,589
County of Summit Green Local School District Improvement Bonds Series 2022A (SD CRED PROG) (NR/AA)
4,205,000	5.500		11/01/2059	4,380,594
Cuyahoga County Ohio Hospital RB for Metrohealth System Series 2017 (Baa2/BBB)
3,500,000	5.250		02/15/2047	3,340,472
5,950,000	5.000		02/15/2057	5,221,891
Cuyahoga County Ohio Hospital RB Refunding for Metrohealth System Series 2009 B (Baa2/BBB)
29,500,000	8.223		02/15/2040	31,494,114
Cuyahoga County Ohio Hospital RB Refunding for Metrohealth System Series 2017 (Baa2/BBB)
7,520,000	5.000		02/15/2042	7,093,614
7,500,000	4.750		02/15/2047	6,540,574
1,020,000	5.500		02/15/2057	951,383
Franklin County Convention Facilities Authority RB for Greater Columbus Convention Center Project Series 2019 (NR/BBB-)
13,400,000	5.000		12/01/2051	11,261,708
Hamilton County Health Care RB Refunding for Life Enriching Community Project Series 2012 (NR/NR)
2,000,000	5.000		01/01/2042	1,792,104
1,610,000	5.000		01/01/2046	1,399,325
Lancaster Port Authority Gas Supply Revenue Refunding Bonds Series 2019 (Aa1/NR)
7,840,000	5.000	(a)(b)	08/01/2049	7,865,594
Muskingum County Hospital Facilities RB Refunding for Genesis Healthcare System Project Series 2013 (Ba2/BB+)
8,000,000	5.000		02/15/2048	6,701,610
Northeast Ohio Medical University RB Refunding Series 2021 A (Baa1/NR)
450,000	3.000		12/01/2040	323,534
200,000	4.000		12/01/2045	160,376
Ohio Air Quality Development Authority Exempt Facilities RB for Pratt Paper LLC Project Series 2017 (NR/NR)
20,960,000	4.500	(d)	01/15/2048	18,761,967
Ohio Air Quality Development Authority Exempt Facilities RB for Pratt Paper LLC Project Series 2017 (AMT) (NR/NR)
1,275,000	3.750	(d)	01/15/2028	1,249,234
4,230,000	4.250	(d)	01/15/2038	3,987,035
Ohio Air Quality Development Authority RB Refunding for Ohio Valley Electric Corp. Series 2019 A (Baa3/NR)
2,000,000	3.250		09/01/2029	1,838,818
Ohio Higher Educational Facility Commission RB Refunding for Judson Obligated Group Series 2020 A (NR/NR)
4,790,000	5.000		12/01/2050	4,022,582
Ohio State Higher Education Facilities RB Series 2020 (A3/NR)
10,060,000	5.000		01/15/2050	9,272,620

The accompanying notes are an integral part of these financial statements.	135

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Ohio – (continued)
Ohio State Hospital RB Refunding for Aultman Health Foundation Obligated Group Series 2018 (NR/NR)
$1,075,000	5.000	%(d)	12/01/2033	$987,259
2,085,000	5.000	(d)	12/01/2038	1,772,556
5,000,000	5.000	(d)	12/01/2048	3,994,773
Ohio State RB Refunding for University Hospitals Health System, Inc. Obligated Group Series 2020 A (A2/A)
2,000,000	3.000		01/15/2045	1,370,213
Port of Greater Cincinnati Development Authority Education RB Series 2021 (NR/NR)
2,750,000	4.375	(a)(b)	06/15/2056	2,618,895
Port of Greater Cincinnati Development Authority RB Series 2021 (NR/NR)
2,095,000	4.250	(d)	12/01/2050	1,620,371
Port of Greater Cincinnati Development Authority Special Obligation Development TIF RB, Series 2016B (NR/NR)
4,225,000	5.000		12/01/2046	3,696,698
Southern Ohio Port Authority RB for PureCycle Ohio LLC Series 2020 A (NR/NR)
17,050,000	7.000	(d)	12/01/2042	11,734,195
Southern Ohio Port Authority RB for PureCycle Ohio LLC Series 2020 A (AMT) (NR/NR)
4,725,000	6.500	(d)	12/01/2030	3,280,717
State of Ohio Higher Educational Facility RB for Capital University 2022 Project (NR/BBB-)
1,800,000	6.000		09/01/2047	1,759,328
2,925,000	6.000		09/01/2052	2,824,938
State of Ohio Hospital RB for University Hospital Health System Series 2021A (A2/A)
22,915,000	4.000		01/15/2046	19,320,807
State of Ohio Hospital RB Series 2020A (A2/A)
5,745,000	4.000		01/15/2050	4,711,374
toledo-Lucas County Port Authority Parking System RB Series 2021 (Baa3/NR)
1,475,000	4.000		01/01/2043	1,150,747
950,000	4.000		01/01/2046	716,369
950,000	4.000		01/01/2051	679,702
2,520,000	4.000		01/01/2057	1,747,807

				413,806,380

Oklahoma - 0.9%
Norman Regional Hospital Authority RB Norman Regional Hospital Authority Obligated Group Series 2019 (Baa2/BBB+)
1,075,000	4.000		09/01/2045	809,756
Oklahoma Development Finance Authority Health System RB for OU Medicine Project Series 2018 B (AGM) (A1/AA)
2,400,000	4.000		08/15/2052	1,979,435
2,000,000	4.125		08/15/2057	1,659,411
Oklahoma Development Finance Authority Health System RB for OU Medicine Project Series 2018 B (Ba3/BB-)
26,960,000	5.500		08/15/2057	23,795,179
Oklahoma Development Finance Authority Health System RB for OU Medicine Project Series 2018B (Ba3/BB-)
2,050,000	5.250		08/15/2048	1,780,591
1,050,000	5.500		08/15/2052	939,225
Oklahoma Water Resources Board Revolving Fund RB for Drinking Water Program Series 2023A (OK CERF) (NR/AAA)
1,000,000	4.000		04/01/2048	918,951
4,000,000	4.125		04/01/2053	3,651,761

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Oklahoma – (continued)
Tulsa Authority for Economic Opportunity Increment District No. 8 Tax Allocation for Santa Fe Square Project Series 2021 (NR/NR)
$7,130,000	4.375	%(d)	12/01/2041	$6,343,486
Tulsa Municipal Airport Trust RB Refunding for American Airlines, Inc. Series 2001 A (AMT) (NR/NR)
4,680,000	5.500		12/01/2035	4,684,468
Tulsa Municipal Airport Trust RB Refunding for American Airlines, Inc. Series 2001 B (AMT) (NR/NR)
24,300,000	5.500		12/01/2035	24,323,202
Tulsa Municipal Airport Trust RB Refunding for American Airlines, Inc. Series 2015 (NR/B+)
11,470,000	5.000	(a)(b)	06/01/2035	11,443,947

				82,329,412

Oregon - 0.1%
Clackamas County Hospital Facility Authority RB Refunding for Rose Villa, Inc. Obligated Group Series 2020 A (NR/NR)
130,000	5.250		11/15/2050	112,807
225,000	5.375		11/15/2055	195,350
Oregon Facilities Authority Tax Exempt RB Refunding Bonds for Samaritan Health Services Project 2020 Series A (NR/BBB+)
270,000	5.000		10/01/2028	274,598
Oregon State Facilities Authority RB Refunding for Willamette University Series 2021 A (Baa2/BBB)
2,000,000	4.000		10/01/2051	1,521,404
Port of Portland International Airport RB Series 28 (NR/AA-)
2,400,000	4.000		07/01/2047	2,053,050
State of Oregon GO Bonds for Oregon Department of Veterans Affairs 2020 Series J (Aa1/AA+/A-1)
2,420,000	2.750	(a)(b)	06/01/2039	2,420,000
Warm Springs Reservation Confederated Tribe Hydroelectric RB Refunding for Pelton-Round Butte Project Series 2019 B (A3/NR)
860,000	5.000	(d)	11/01/2039	885,004
Yamhill County Hospital Authority Revenue and Refunding Tax Exempt Bonds Series 2021A (NR/NR)
1,825,000	5.000		11/15/2051	1,323,062

				8,785,275

Pennsylvania - 2.8%
Allegheny County Airport Authority Airport RB Series 2021A (AMT) (A2/NR)
3,000,000	5.000		01/01/2056	2,926,345
Allegheny County Hospital Development Authority RB Refunding for Allegheny Health Network Obligated Group Series 2018 A (NR/A)
32,000,000	4.000		04/01/2044	25,982,835
Allegheny County IDA Penn Hills Charter School of Entrepeneurship Series A (NR/BB)
1,305,000	4.000		06/15/2041	1,004,837
975,000	4.000		06/15/2051	672,198
1,070,000	4.000		06/15/2056	713,411
Allegheny County Industrial Development Authority RB Refunding for United States Steel Corp. Project Series 2019 (B1/BB-)
3,900,000	4.875		11/01/2024	3,891,963
3,150,000	5.125		05/01/2030	3,152,478

136	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Pennsylvania – (continued)
Allentown Neighborhood Improvement Zone Development Authority RB Refunding Series 2022 (Baa3/NR)
$1,500,000	5.000%		05/01/2042	$1,394,607
Allentown Neighborhood Improvement Zone Development Authority Subordinate Tax RB for City Center Project Series 2022 (NR/NR)
6,275,000	5.250	(d)	05/01/2042	5,939,929
Allentown Neighborhood Improvement Zone Development Authority Tax RB for City Center Refunding Project Series 2017 (Ba3/NR)
1,400,000	5.000	(d)	05/01/2032	1,406,849
8,970,000	5.000	(d)	05/01/2042	8,372,614
Allentown Neighborhood Improvement Zone Development Authority Tax RB for City Center Refunding Project Series 2018 (Ba3/NR)
250,000	5.000	(d)	05/01/2028	251,118
1,000,000	5.000	(d)	05/01/2033	1,002,440
2,750,000	5.000	(d)	05/01/2042	2,554,808
Berks County IDA Health System RB for tower Health Project Series 2017 (WR/B)
8,745,000	5.000		11/01/2050	4,967,016
Berks County Industrial Development Authority Health System RB for tower Health Project Series 2017 (WR/B)
1,450,000	3.750		11/01/2042	822,931
Berks County Industrial Development Authority RB Refunding for tower Health Obligated Group Series 2017 (WR/B)
950,000	5.000		11/01/2029	564,263
1,745,000	5.000		11/01/2030	1,034,000
1,425,000	5.000		11/01/2034	816,999
Berks County Industrial Development Authority RB Refunding for Tower Health Obligated Group Series 2017 (WR/B)
9,500,000	4.000		11/01/2047	5,380,049
Bucks County IDA Hospital RB for Grand View Hospital Project Series 2021 (NR/BB)
11,200,000	4.000		07/01/2051	7,488,517
Bucks County Industrial Development Authority RB for Grand View Hospital and Sellersville PA Obligated Group Series 2021 (NR/BB)
4,005,000	5.000		07/01/2054	3,197,908
Bucks County Industrial Development Authority RB Refunding for Pennswood Village Obligated Group Series 2018 A (NR/NR)
1,250,000	5.000		10/01/2037	1,209,659
Chester County IDA RB for Collegium Charter School Project Series 2022 (NR/BB)
2,850,000	6.000	(d)	10/15/2052	2,743,952
Chester County IDA Student Housing RB for University Student Housing, LLC Project West Chester University Series 2013 A (Ba2/NR)
500,000	5.000		08/01/2035	472,611
1,000,000	5.000		08/01/2045	886,860
Clairton Municipal Authority Sewer RB Series 2012 B (NR/BBB+)
1,000,000	5.000		12/01/2042	956,734
Commonwealth Financing Authority Tobacco Master Settlement Payment RB Series 2018 (AGM) (A1/AA)
6,000,000	4.000		06/01/2039	5,438,996
Cumberland County Municipal Authority RB Refunding Series 2015 (NR/NR)
145,000	5.000	(c)	01/01/2038	146,807

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Pennsylvania – (continued)
Cumberland County Municipal Authority RB Series 2015 (NR/NR)
$745,000	5.000%		01/01/2038	$719,895
Cumberland County Municipal Authority RB Series 2015 (CASH/ US GOVT SECURITIES) (NR/NR)
610,000	5.000	(c)	01/01/2038	617,600
Dauphin County General Authority RB for The Harrisburg University of Science & Technology Series 2020 (NR/BB)
5,100,000	5.875	(d)	10/15/2040	4,305,789
17,325,000	6.250	(d)	10/15/2053	14,142,767
Dauphin County General Authority University RB for Harrisburg University of Science & Technology Project Series 2017 (NR/BB)
1,050,000	5.000	(d)	10/15/2034	893,279
Doylestown Hospital Authority Commonwealth of Pennsylvania Hospital RB 2013 Series A (B3/CCC)
2,000,000	5.000		07/01/2025	1,960,602
2,095,000	5.000		07/01/2026	2,039,613
555,000	5.000		07/01/2027	536,877
1,000,000	5.000		07/01/2028	963,378
Doylestown Hospital Authority RB Series 2016A (B3/CCC)
445,000	5.000		07/01/2041	382,825
1,620,000	4.000		07/01/2045	1,154,809
1,340,000	5.000		07/01/2046	1,112,504
Doylestown Hospital Authority RB Series 2016A (B3/NR)
180,000	4.000	(c)	07/01/2045	183,965
Doylestown Hospital Authority RB Series 2019A (NR/NR)
105,000	5.000	(c)	07/01/2041	108,191
310,000	5.000	(c)	07/01/2046	319,419
Franklin County Industrial Development Authority RB Refunding for Menno-Haven, Inc. Obligated Group Series 2018 (NR/NR)
1,100,000	5.000		12/01/2043	866,109
900,000	5.000		12/01/2048	677,179
1,750,000	5.000		12/01/2053	1,271,774
Geisinger Authority Health System RB for Geisinger Health System Series 2007 (A2/AA-) (3M USD LIBOR + 0.77%)
52,950,000	4.544	(g)	05/01/2037	44,464,905
Lancaster County Hospital Authority RB Refunding for St. Anne’s Retirement Community Obligated Group Series 2020 (NR/NR)
750,000	5.000		03/01/2045	581,339
Latrobe Industrial Development Authority RB for Seton Hill University Series of 2021 (NR/BBB-)
285,000	5.000		03/01/2032	277,740
Latrobe Industrial Development Authority RB Refunding for Seton Hill University Series 2021 (NR/BBB-)
315,000	5.000		03/01/2034	306,102
450,000	4.000		03/01/2035	390,400
465,000	4.000		03/01/2036	395,410
275,000	4.000		03/01/2037	228,454
335,000	4.000		03/01/2039	266,800
250,000	4.000		03/01/2040	195,976
250,000	4.000		03/01/2041	192,977
625,000	4.000		03/01/2046	451,323
675,000	4.000		03/01/2051	465,191
Mercer County Industrial Development Authority College RB for Thiel College Project Series 2020 (NR/NR)
2,420,000	6.125	(d)	10/01/2050	1,638,638

The accompanying notes are an integral part of these financial statements.	137

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Pennsylvania – (continued)
Montgomery County IDA Retirement Communities RB for Acts Retirement Life Communitiies Obligated Group Series 2020C (NR/NR)
$2,365,000	5.000%		11/15/2045	$2,206,023
Northampton County Industrial Development Authority RB Refunding for Morningstar Senior Living, Inc. Obligated Group Series 2019 (NR/NR)
1,900,000	5.000		11/01/2044	1,554,627
2,100,000	5.000		11/01/2049	1,660,440
Northeastern Pennsylvania Hospital & Education Authority RB for King’s College Project Series 2019 (NR/BBB)
945,000	5.000		05/01/2044	816,704
1,245,000	5.000		05/01/2049	1,040,846
Pennsylvania Economic Development Financing Authority RB for Presbyterian Senior Living Project, Series 2023B-1 (NR/NR)
1,850,000	5.250		07/01/2049	1,752,462
Pennsylvania Economic Development Financing Authority RB for Presbyterian Senior Living Project, Series 2023B-2 (NR/NR)
2,750,000	5.000		07/01/2042	2,596,328
2,300,000	5.250		07/01/2046	2,205,531
Pennsylvania Economic Development Financing Authority RB Refunding for Presbyterian Homes Obligated Group Series 2021 (NR/NR)
2,250,000	4.000		07/01/2046	1,777,802
Pennsylvania Economic Development Financing Authority Tax Exempt Private Activity RB for Penndot Major Bridges Package One Project Series 2022 (AGM) (A1/AA)
5,000,000	5.000		12/31/2057	4,816,093
Pennsylvania Economic Development Financing Authority Tax Exempt Private Activity RB for Penndot Major Bridges Package One Project Series 2022 (Baa2/NR)
1,375,000	5.250		06/30/2053	1,336,587
6,825,000	6.000		06/30/2061	7,195,310
Pennsylvania Higher Educational Facilities Authority RB for Foundation for Indiana University of Pennsylvania Series 2007 A (AGC) (WR/AA) (3M USD LIBOR + 0.60%)
5,885,000	4.307	(g)	07/01/2027	5,800,390
10,850,000	4.357	(g)	07/01/2039	9,096,523
Pennsylvania Higher Educational Facilities Authority RB for La Salle University Series 2012 (NR/BB-)
5,645,000	5.000		05/01/2042	4,456,345
Pennsylvania Higher Educational Facilities Authority Student Housing RB Refunding for University Properties, Inc. Student Housing Project Series 2016 A (Baa3/NR)
365,000	5.000		07/01/2031	358,770
400,000	5.000		07/01/2035	380,934
Philadelphia Authority for Industrial Development Charter School RB for Green Woods Charter School Project Series 2022A (NR/BB+)
1,705,000	5.250		06/15/2052	1,482,742
Philadelphia Authority for Industrial Development Charter School RB for Tacony Academy Charter School Project Series 2023 (NR/BB+)
1,150,000	5.375	(d)	06/15/2038	1,097,613
1,600,000	5.500	(d)	06/15/2043	1,504,599
Philadelphia Authority For Industrial Development La Salle University RB Series 2017 (NR/BB-)
3,480,000	4.000		05/01/2042	2,389,909

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Pennsylvania – (continued)
Philadelphia Authority for Industrial Development RB for Independence Charter School Series 2019 (NR/NR)
$2,225,000	5.000%		06/15/2050	$1,860,808
Philadelphia Authority for Industrial Development RB for MaST Community Charter School II Series 2020 A (NR/BBB-)
310,000	5.000		08/01/2040	285,356
1,075,000	5.000		08/01/2050	932,201
Philadelphia Hospitals and Higher Education Facilities Authority RB for Temple University Health System Obligation Group Series 2017 (Baa3/BBB)
5,400,000	5.000		07/01/2034	5,383,013
Philadelphia Hospitals and Higher Education Facilities Authority RB Refunding for Temple University Health System Obligation Group Series 2017 (Baa3/BBB)
3,990,000	5.000		07/01/2032	3,992,349
Scranton Redevelopment Authority RB Refunding for Guaranteed Lease Series 2016 A (MUN GOVT GTD) (NR/BBB-)
2,150,000	5.000		11/15/2028	2,121,296
Susquehanna Area Regional Airport Authority Airport System RB Series 2017 (Baa3/NR)
2,325,000	5.000		01/01/2038	2,195,128
Susquehanna Area Regional Airport Authority RB Refunding for Airport System Series 2017 (Baa3/NR)
1,100,000	5.000		01/01/2035	1,072,317
The Berks County Municipal Authority RB for Alvernia University Project Series 2020 (NR/BB+)
475,000	5.000		10/01/2039	424,337
1,125,000	5.000		10/01/2049	931,681
The Berks County Municipal Authority RB for Tower Health Obligated Group Series 2012 A (WR/B)
4,765,000	5.000		11/01/2044	2,711,802
Upper Dauphin IDA RB for Pennsylvania Steam Academy Charter School Project Series 2022A (NR/NR)
4,485,000	6.250	(d)	07/01/2057	3,919,176
Washington County Redevelopment Authority RB Refunding for Victory Center Tax Increment Financing Project Series 2018 (NR/BB)
1,000,000	5.000		07/01/2028	980,507
1,000,000	5.000		07/01/2035	940,573
Westmoreland County Industrial Development Authority RB Refunding for Excela Health Obligated Group Series 2020 A (Baa2/NR)
1,400,000	4.000		07/01/2037	1,188,024
Westmoreland County Industrial Development Authority Tax Exempt RB for Excela Health Project Series 2020A (Baa2/NR) (Baa2/NR)
620,000	5.000		07/01/2028	626,783

				262,597,493

Puerto Rico - 9.4%
HTA Trust Certificates Class L-2028 Units (NR/NR)
3,919,542	5.250		07/01/2038	3,920,523
Puerto Rico Aqueduct and Sewer Authority Revenue Refunding Bonds Series 2020A (NR/NR)
28,350,000	5.000	(d)	07/01/2035	27,732,234
Puerto Rico Aqueduct and Sewer Authority Revenue Refunding Bonds Series 2022A (NR/NR)
9,270,000	5.000	(d)	07/01/2037	8,920,786

138	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Puerto Rico – (continued)
Puerto Rico Commonwealth Aquaduct and Sewer Authority Revenue Refunding Bonds 2021 B (NR/NR)
$1,035,000	5.000	%(d)	07/01/2037	$993,651
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Refunding for Senior Lien Series 2020 A (NR/NR)
44,465,000	5.000	(d)	07/01/2047	41,255,814
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Refunding Series 2021 C (NR/NR)
9,400,000	3.500	(d)	07/01/2026	8,963,276
9,400,000	3.750	(d)	07/01/2027	8,890,188
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Refunding Series 2022 A (NR/NR)
5,375,000	5.000	(d)	07/01/2033	5,320,295
2,000,000	4.000	(d)	07/01/2042	1,661,968
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Series 2021 A (NR/NR)
450,000	5.000	(d)	07/01/2037	432,022
1,250,000	4.000	(d)	07/01/2042	1,038,730
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Series 2021 B (NR/NR)
495,000	5.000	(d)	07/01/2025	496,355
1,355,000	5.000	(d)	07/01/2033	1,341,199
Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue Refunding Bonds Series 2021B (NR/NR)
28,770,000	4.000	(d)	07/01/2042	23,907,401
Puerto Rico Commonwealth GO Bonds (NR/NR)
25,798,336	0.000	(b)(e)(i)	11/01/2043	13,382,887
Puerto Rico Commonwealth GO Clawback Bonds (NR/NR)
5,178,853	0.000	(b)(e)(i)	11/01/2051	2,129,803
Puerto Rico Commonwealth GO Clawback CVIs (NR/NR)
17,849,175	0.000	(b)(e)(i)	11/01/2051	9,170,014
Puerto Rico Commonwealth GO CVIs (NR/NR)
162,047	0.010	(b)(e)(i)	11/01/2051	25,320
Puerto Rico Commonwealth GO Restructured Bonds Series 2022 A-1 (NR/NR)
9,811,379	5.625		07/01/2029	10,138,175
16,610,960	5.750		07/01/2031	17,347,176
61,106,206	0.000	(f)	07/01/2033	36,013,932
7,975,196	4.000		07/01/2033	7,148,444
4,889,113	4.000		07/01/2035	4,248,892
10,253,482	4.000		07/01/2037	8,607,122
19,508,950	4.000		07/01/2041	15,685,444
36,827,776	4.000		07/01/2046	28,393,486
Puerto Rico Commonwealth Highway & Transportation Authority Restructured Toll RB Series 2022A (NR/NR)
70,914,104	5.000		07/01/2062	67,722,969
Puerto Rico Commonwealth Highway & Transportation Authority Restructured Toll RB Series 2022B (NR/NR)
8,081,686	0.000	(f)	07/01/2032	5,212,688
Puerto Rico Commonwealth Highway & Transportation Authority Restructured Toll RB Series 2022C (NR/NR)
13,297,747	0.000	(e)	07/01/2053	8,228,007
Puerto Rico Electric Power Authority Power RB Series 2012A (WR/NR)
1,905,000	4.800	*	07/01/2029	476,250
30,365,000	5.000	*	07/01/2042	7,591,250
Puerto Rico Electric Power Authority Power RB Series 2013A (WR/NR)
715,000	7.250	*	07/01/2030	178,750

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Puerto Rico – (continued)
Puerto Rico Electric Power Authority Power RB Series 2013A (WR/NR) – (continued)
$6,760,000	7.000	%*	07/01/2033	$1,690,000
13,610,000	6.750	*	07/01/2036	3,402,500
6,190,000	7.000	*	07/01/2040	1,547,500
Puerto Rico Electric Power Authority Power RB Series 4 (NR/NR)
1,678,950	10.000	*	07/01/2022	419,738
Puerto Rico Electric Power Authority Power RB Series A-4 (NR/NR)
747,236	10.000	*	07/01/2019	186,809
Puerto Rico Electric Power Authority Power RB Series AAA (WR/NR)
130,000	5.250	*	07/01/2023	32,500
3,420,000	5.250	*	07/01/2031	855,000
Puerto Rico Electric Power Authority Power RB Series B-4 (NR/NR)
747,235	10.000	*	07/01/2019	186,809
Puerto Rico Electric Power Authority Power RB Series BBB (WR/NR)
90,000	5.400	*	07/01/2028	22,500
Puerto Rico Electric Power Authority Power RB Series CCC (WR/NR)
80,000	5.000	*	07/01/2022	20,000
90,000	4.250	*	07/01/2023	22,500
60,000	4.500	*	07/01/2023	15,000
50,000	4.600	*	07/01/2024	12,500
210,000	4.625	*	07/01/2025	52,500
900,000	5.000	*	07/01/2025	225,000
25,000	5.000	*	07/01/2026	6,250
10,000,000	5.250	*	07/01/2026	2,500,000
65,000	4.800	*	07/01/2027	16,250
4,980,000	5.000	*	07/01/2028	1,245,000
Puerto Rico Electric Power Authority Power RB Series E-1 (NR/NR)
5,036,850	10.000	*	01/01/2021	1,259,212
Puerto Rico Electric Power Authority Power RB Series E-2 (NR/NR)
5,036,850	10.000	*	07/01/2021	1,259,212
Puerto Rico Electric Power Authority Power RB Series E-3 (NR/NR)
1,678,950	10.000	*	01/01/2022	419,738
Puerto Rico Electric Power Authority Power RB Series EEE (WR/NR)
1,175,000	5.950	*	07/01/2030	293,750
4,620,000	6.050	*	07/01/2032	1,155,000
115,000	6.250	*	07/01/2040	28,750
Puerto Rico Electric Power Authority Power RB Series SS (WR/NR)
130,000	4.625	*	07/01/2030	32,500
Puerto Rico Electric Power Authority Power RB Series TT (WR/NR)
300,000	4.200	*	07/01/2019	75,000
700,000	5.000	*	07/01/2025	175,000
4,795,000	5.000	*	07/01/2032	1,198,750
Puerto Rico Electric Power Authority Power RB Series WW (WR/NR)
2,000,000	5.500	*	07/01/2020	500,000
3,765,000	5.250	*	07/01/2033	941,250
13,050,000	5.500	*	07/01/2038	3,262,500

The accompanying notes are an integral part of these financial statements.	139

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Puerto Rico – (continued)
Puerto Rico Electric Power Authority Power RB Series XX (WR/NR)
$20,000	4.875	%*	07/01/2027	$5,000
42,715,000	5.250	*	07/01/2040	10,678,750
Puerto Rico Electric Power Authority Power RB Series YY (WR/NR)
2,460,000	6.125	*	07/01/2040	615,000
Puerto Rico Electric Power Authority Power RB Series ZZ (WR/NR)
65,000	3.700	*	07/01/2017	16,250
1,230,000	5.000	*	07/01/2017	307,500
145,000	4.250	*	07/01/2018	36,250
3,130,000	5.000	*	07/01/2019	782,500
260,000	4.250	*	07/01/2020	65,000
25,000	5.250	*	07/01/2020	6,250
80,000	4.375	*	07/01/2021	20,000
100,000	4.375	*	07/01/2022	25,000
65,000	5.000	*	07/01/2022	16,250
190,000	4.500	*	07/01/2023	47,500
135,000	4.625	*	07/01/2025	33,750
1,575,000	5.250	*	07/01/2026	393,750
Puerto Rico Electric Power Authority Power Revenue Refunding Bonds Series DDD (WR/NR)
215,000	3.300	*	07/01/2019	53,750
80,000	3.500	*	07/01/2020	20,000
155,000	3.625	*	07/01/2021	38,750
60,000	3.750	*	07/01/2022	15,000
730,000	3.875	*	07/01/2023	182,500
Puerto Rico Electric Power Authority RB Refunding Series 2007 UU (AGM) (A1/AA) (3M USD LIBOR + 0.52%)
52,372,000	4.227	(g)	07/01/2029	49,165,739
Puerto Rico Electric Power Authority RB Refunding Series 2007 VV (NATL) (Baa2/NR)
1,250,000	5.250		07/01/2032	1,228,122
Puerto Rico Electric Power Authority RB Refunding Series 2010 ZZ (WR/NR)
126,000	5.000	*	07/01/2024	31,500
Puerto Rico Electric Power Authority RB Series 2010 AAA (WR/NR)
1,489,000	5.250	*	07/01/2027	372,250
2,119,000	5.250	*	07/01/2028	529,750
Puerto Rico Electric Power Authority RB Series TT (WR/NR)
5,135,000	5.000	*	07/01/2037	1,283,750
Puerto Rico Electric Power Authority RB Series WW (WR/NR)
2,665,000	5.000	*	07/01/2028	666,250
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Restructued Bonds Series A-2 (NR/NR)
2,702,000	4.329		07/01/2040	2,420,083
Puerto Rico Sales Tax Financing Corporation Sales Tax Capital Appreciation Restructured RB Series 2018 A-1 (NR/NR)
4,313,000	0.000	(f)	07/01/2031	3,055,449
5,295,000	0.000	(f)	07/01/2033	3,392,770
362,146,000	0.000	(f)	07/01/2046	93,356,965
127,525,000	0.000	(f)	07/01/2051	23,625,307
Puerto Rico Sales Tax Financing Corporation Sales Tax Capital Appreciation Restructured RB Series 2019 A-2 (NR/NR)
102,426,000	4.329		07/01/2040	91,739,229
562,000	4.536		07/01/2053	479,402

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Puerto Rico – (continued)
Puerto Rico Sales Tax Financing Corporation Sales Tax Capital Appreciation Restructured RB Series 2019 A-2 (NR/NR) – (continued)
$10,379,000	4.784%		07/01/2058	$9,059,247
Puerto Rico Sales Tax Financing Corporation Sales Tax Restructured RB Series 2018 A-1 (NR/NR)
3,939,000	4.500		07/01/2034	3,792,093
3,447,000	4.550		07/01/2040	3,171,514
45,941,000	4.750		07/01/2053	40,614,674
159,874,000	5.000		07/01/2058	144,619,367

				885,596,280

Rhode Island - 0.3%
Rhode Island Health and Educational Building Corporation Public Schools Financing RB for Town of Cumberland Issue Series 2023 A (NR/AA+)
10,000,000	4.125		05/15/2053	8,709,539
tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2007 B (NR/CCC-)
124,220,000	0.000	(f)	06/01/2052	17,025,655

				25,735,194

South Carolina - 0.4%
Lancaster County Assessment RB for Edgewater Improvement District Series 2003 A (NR/NR)
2,690,000	6.875		11/01/2035	2,690,754
South Carolina Economic Development Authority Educational Facilities Tax Exempt RB for Polaris Tech Charter School Project Series 2022A (NR/NR)
6,160,000	5.250	(d)	06/15/2052	5,248,259
5,615,000	5.250	(d)	06/15/2057	4,679,499
South Carolina Jobs-Economic Development Authority RB for ACTS Retirement-Life Communities, Inc. Obligated Group Series 2018 C (NR/NR)
2,365,000	5.000		11/15/2047	2,181,281
South Carolina Public Service Authority Revenue Obligations 2015 Tax Exempt Series E (NR/A-)
7,790,000	5.250		12/01/2055	7,717,707
South Carolina Public Service Authority Revenue Obligations 2022 Tax Exempt Series E (AGM) (A1/AA)
9,000,000	5.000		12/01/2052	8,976,232
Spartanburg Regional Health Services District Obligated Group RB Series 2020 A (AGM) (A1/AA)
2,000,000	3.000		04/15/2049	1,289,555
State of South Carolina Public Service Authority Revenue Refunding Obligations Series 2022 A (BAM-TCRS) (A3/AA)
5,000,000	4.000		12/01/2052	4,134,652

				36,917,939

South Dakota - 0.0%
County of Lincoln RB Refunding for The Augustana College Association Series 2021 A (NR/BBB-)
1,050,000	4.000		08/01/2056	757,610
1,450,000	4.000		08/01/2061	1,020,419

				1,778,029

Tennessee - 0.1%
City of Chattanooga Health, Educational & Housing Board RB for Commonspirit Health Series 2019A-2 (Baa1/A-)
3,235,000	5.000		08/01/2049	3,066,092

140	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Tennessee – (continued)
Greeneville Health & Educational Facilities Board RB for Ballad Health Obligated Group Series 2018 A (A3/A-)
$1,230,000	4.000%		07/01/2040	$1,075,389
Industrial Development Board of The Metropolitan Government of Davidson County Senior Special Assessment RB Series 2021A (NR/NR)
1,150,000	4.000	(d)	06/01/2051	871,588
Industrial Development Board of The Metropolitan Government of Davidson County Senior Special Assessment Revenue Capital Appreciation Bonds Series 2021B (NR/NR)
2,825,000	0.000	(d)(f)	06/01/2043	898,845
Memphis-Shelby County Industrial Development Board Tax Allocation Refunding Bonds Series 2017 A (NR/NR)
100,000	4.750	*	07/01/2027	84,013
4,100,000	5.625	*	01/01/2046	2,341,933
Metropolitan Government Nashville & Davidson County Health & Educational Facilities RB Refunding for Trevecca Nazarene University Project Series 2019 (NR/NR)
335,000	5.000		10/01/2029	337,647
230,000	5.000		10/01/2034	230,879
410,000	5.000		10/01/2039	390,927
500,000	5.000		10/01/2048	449,812
Nashville Metropolitan Development & Housing Agency RB for Fifth+ Broadway Development Project Series 2018 (NR/NR)
850,000	5.125	(d)	06/01/2036	830,220

				10,577,345

Texas - 8.0%
Argyle Special Assessment RB for Waterbrook of Argyle Public Improvement District Project Series 2018 (NR/NR)
500,000	4.625	(d)	09/01/2028	493,439
2,340,000	5.125	(d)	09/01/2038	2,224,361
2,580,000	5.250	(d)	09/01/2047	2,379,177
Arlington Higher Education Finance Corp. Education RB for Legacy Traditional Schools Project Series 2022A (NR/NR)
5,500,000	6.750	(d)	02/15/2062	5,219,305
Arlington Higher Education Finance Corp. Education RB for Texas Charter Schools Series 2021 (Ba2/NR)
2,325,000	4.500	(a)(b)(d)	06/15/2056	2,281,468
Arlington Higher Education Finance Corp. Education RB Series 2022A (NR/NR)
1,495,000	5.625		08/15/2052	1,257,592
1,780,000	5.750		08/15/2057	1,502,884
Arlington Higher Education Finance Corp. RB Refunding for Wayside Schools Series 2021 A (NR/BB)
305,000	4.000		08/15/2036	255,196
560,000	4.000		08/15/2041	433,073
810,000	4.000		08/15/2046	587,389
Arlington Higher Education Finance Corporation Education RB for Basis Texas Charter Schools Series 2023 (Ba2/NR)
2,285,000	4.875	(a)(b)(d)	06/15/2056	2,263,515
Aubrey Independent School District UT School Building Bonds Series 2022 (PSF-GTD) (Aaa/AAA)
5,000,000	4.000		02/15/2052	4,280,058
Austin Convention Enterprises, Inc. Convention Center Hotel First Tier RB Refunding Series 2017 A (NR/BB+)
1,480,000	5.000		01/01/2029	1,478,083

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Texas – (continued)
Bastrop County Special Assessment for Double Eagle Ranch Public Improvement District Area One Project RB Series 2023 (NR/NR)
$900,000	5.375	%(d)	09/01/2053	$839,892
Board of Managers, Joint Guadalupe County - City of Seguin Hospital Mortgage Improvement RB Refunding Bonds Series 2015 (NR/BB)
3,575,000	5.250		12/01/2035	3,329,340
2,435,000	5.000		12/01/2040	2,105,088
Brazoria County Industrial Development Corp. Solid Waste Disposal Facilities RB for Aleon Renewable Metals Project (NR/NR)
6,600,000	10.000	(a)(b)(d)	06/01/2042	6,207,914
Caddo Mills Independent School District Unlimited Tax School Building Bonds, Series 2023 (PSF-GTD) (Aaa/NR)
5,035,000	4.250		02/15/2053	4,542,083
Cedar Bayou Navigation District Special Assessment Series 2020 (NR/NR)
9,415,000	6.000		09/15/2051	7,231,935
Celina Independent School District Unlimited Tax School Building Bonds, Series 2023 (PSF-GTD) (Aaa/AAA)
10,000,000	4.000		02/15/2053	8,875,424
City of Anna Special Assessment Bonds for Hurricane Creek Public Improvement District Project Series 2019 (NR/NR)
2,190,000	6.500	(d)	09/01/2048	2,204,750
City of Anna Special Assessment Bonds for Sherley Tract Public Improvement District No. 2 Series 2021 (NR/NR)
867,000	4.000	(d)	09/15/2041	693,779
1,271,000	4.250	(d)	09/15/2051	963,089
City of Anna Special Assessment RB for Hurricane Creek Public Improvement District Project Series 2022 (NR/NR)
1,931,000	6.000	(d)	09/01/2052	1,827,285
City of Anna Special Assessment RB for The Woods At Lindsey Place Public Improvement District Improvement Area #1 Project Series 2023 (NR/NR)
1,375,000	5.875	(d)(h)	09/15/2053	1,310,848
City of Aubrey Special Assessment for Aubrey Public Improvement District No. 1 RB Series 2023 (NR/NR)
1,425,000	5.875	(d)	09/01/2043	1,371,569
1,475,000	6.000	(d)	09/01/2053	1,400,472
City of Aubrey Special Assessment RB for Jackson Ridge Public Improvement District Project Series 2022 (NR/NR)
1,620,000	6.000	(d)	09/01/2045	1,583,911
City of Austin Special Assessment RB for Estancia Hill Country Public Improvement District Series 2018 (NR/NR)
4,150,000	5.125	(d)	11/01/2033	3,950,436
City of Austin Special Assessment RB for Whisper Valley Public Improvement District Project Series 2022 (NR/NR)
1,170,000	5.500	(d)	11/01/2051	1,082,044
City of Bee Cave Special Assessment RB Series 2021 (NR/NR)
563,000	4.750	(d)	09/01/2031	501,658
1,540,000	5.000	(d)	09/01/2041	1,343,208
1,907,000	5.250	(d)	09/01/2051	1,643,490
City of Celina Special Assessment Bonds for Wells South Public Improvement District Series 2020 (NR/NR)
430,000	3.750	(d)	09/01/2040	330,887
1,451,000	4.000	(d)	09/01/2050	1,091,313

The accompanying notes are an integral part of these financial statements.	141

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Texas – (continued)
City of Celina Special Assessment for Edgewood Creek Public Improvement District Phase#1 Project Series 2021 (NR/NR)
$450,000	4.250	% (d)	09/01/2041	$374,674
City of Celina Special Assessment RB for Celina Hills Public Improvement District Project Series 2022 (NR/NR)
1,021,000	5.000	(d)	09/01/2051	871,242
City of Celina Special Assessment RB for Chalk Hill Public Improvement District No. 2 Phases #2-3 Direct Improvement Project Series 2023 (NR/NR)
1,624,000	6.000	(d)	09/01/2053	1,521,449
City of Celina Special Assessment RB for Cross Creek Meadows Public Improvement District Improvement Area #1 Project Series 2023 (NR/NR)
2,105,000	5.500	(d)	09/01/2053	1,934,373
1,424,000	6.125	(d)	09/01/2053	1,338,957
City of Celina Special Assessment RB for Harper Estates Public Improvement District Project Series 2023 (NR/NR)
6,576,000	6.750	(d)	09/01/2052	6,164,740
City of Celina Special Assessment RB for Hillside Public Improvement District Series 2022 (NR/NR)
812,000	3.375	(d)	09/01/2042	561,528
3,549,000	4.000	(d)	09/01/2052	2,615,570
City of Celina Special Assessment RB for Mosaic Public Improvement District Phase #1 Project Series 2023 (NR/NR)
1,225,000	5.125	(d)	09/01/2043	1,119,936
1,676,000	5.500	(d)	09/01/2053	1,534,087
City of Celina Special Assessment RB for Parks At Wilson Creek Series 2021 (NR/NR)
120,000	2.750	(d)	09/01/2026	111,627
221,000	3.500	(d)	09/01/2026	209,137
240,000	3.250	(d)	09/01/2031	206,985
446,000	4.000	(d)	09/01/2031	404,440
1,134,000	3.500	(d)	09/01/2041	873,298
959,000	4.250	(d)	09/01/2041	798,754
1,916,000	4.000	(d)	09/01/2051	1,452,631
1,410,000	4.500	(d)	09/01/2051	1,123,003
City of Celina Special Assessment RB for Parvin Public Improvement District Project Series 2023 (NR/NR)
1,604,000	6.500	(d)	09/01/2043	1,523,391
2,100,000	6.750	(d)	09/01/2053	1,979,624
City of Celina Special Assessment RB for Ten Mile Creek Public Improvement District Project Series 2023 (NR/NR)
701,000	6.250	(d)	09/01/2042	669,570
1,365,000	5.750	(d)	09/01/2052	1,288,032
1,175,000	6.500	(d)	09/01/2052	1,113,568
City of Celina Special Assessment RB for Wells South Public Improvement District Neighborhood Improvement Project Series 2022 (NR/NR)
1,215,000	5.625	(d)	09/01/2052	1,135,393
City of Celina Special Assessment RB Series 2022 (NR/NR)
910,000	4.000	(d)	09/01/2043	716,617
933,000	4.125	(d)	09/01/2051	705,377
City of Celina Texas Municipal Corp. Special Assessment RB for Glen Crossing Public Improvement District Phase#1B Project Series 2018 (NR/NR)
400,000	5.500	(d)	09/01/2046	382,601

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Texas – (continued)
City of Celina Texas Municipal Corp. Special Assessment RB for Glen Crossing Public Improvement District Phase#2 Project Series 2018 (NR/NR)
$1,125,000	5.625%		09/01/2038	$1,122,590
1,686,000	5.750		09/01/2047	1,641,077
City of Celina Texas Municipal Corp. Special Assessment RB for Sutton Fields II Public Improvement District Phase#2-3 Project Series 2019 (NR/NR)
2,330,000	4.250	(d)	09/01/2049	1,828,401
City of Celina Texas Municipal Corp. Special Assessment RB for Sutton Fields II Public Improvement District Phase#4 Project Series 2020 (NR/NR)
1,800,000	4.125	(d)	09/01/2050	1,359,580
City of Celina Texas Municipal Corp. Special Assessment RB for Wells South Public Improvement District Major Improvement Area Project Series 2015 (NR/NR)
3,665,000	7.500		09/01/2045	3,688,149
City of Celina Texas Municipal Corp. Special Assessment RB for Wells South Public Improvement District Neighborhood Improvement Area #1 Project Series 2015 (NR/NR)
1,610,000	6.250		09/01/2045	1,615,621
City of Celinac Special Assessment for Edgewood Creek Public Improvement District Phase#1 Project Series 2021 (NR/NR)
195,000	4.750	(d)	09/01/2031	180,871
370,000	5.250	(d)	09/01/2041	348,304
500,000	5.500	(d)	09/01/2050	468,756
City of Crandall Cartwright Ranch Public Improvement District Special Assessment Bond Series 2021 (NR/NR)
242,000	4.125	(d)	09/15/2026	229,640
261,000	4.750	(d)	09/15/2031	232,442
900,000	4.250	(d)	09/15/2041	720,919
500,000	5.000	(d)	09/15/2041	432,096
1,400,000	4.500	(d)	09/15/2051	1,045,586
650,000	5.250	(d)	09/15/2051	549,555
City of Crandall Special Assessment RB for River Ridge Public Improvement District Project Series 2022 (NR/NR)
4,500,000	6.125	(d)	09/15/2052	4,410,223
City of Crandall Special Assessment RB for River Ridge Public Improvement District Single Family Residential Major Improvement Project Series 2022 (NR/NR)
1,580,000	6.750	(d)	09/15/2052	1,583,071
City of Dayton Junior Lien Special Assessment RB for Westpointe Villages Public Improvement District Improvement Area #1 Project Series 2022B (NR/NR)
1,345,000	5.750	(d)	09/01/2052	1,247,032
City of Dayton Senior Lien Special Assessment RB for Westpointe Villages Public Improvement District Improvement Area #1 Project Series 2022A (NR/NR)
1,413,000	5.250	(d)	09/01/2052	1,254,098
City of Dripping Springs Special Assessment RB for Heritage Public Improvement District Improvement Area #1 Project Series 2023 (NR/NR)
1,219,000	5.500	(d)	09/01/2053	1,120,461
City of Elmendorf Hickory Ridge Public Improvement District Special Assessment Bond for Improvement Area No. 1 Series 2021 (NR/NR)
1,071,000	4.000	(d)	09/01/2051	781,696

142	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Texas – (continued)
City of Fate Special Assessment for Williamsburg East Public Improvement District Area No. 1 Series 2020 (NR/NR)
$692,000	3.875	%(d)	08/15/2040	$533,275
994,000	4.125	(d)	08/15/2050	758,074
City of Fate Special Assessment RB for Monterra Public Improvement District Series 2021 (NR/NR)
925,000	3.750	(d)	08/15/2041	711,964
1,656,000	4.000	(d)	08/15/2051	1,233,025
City of Fate Special Assessment RB for Williamsburg East Public Improvement District Project Series 2022 (NR/NR)
2,275,000	6.000	(d)	08/15/2052	2,184,028
City of Fate Special Assessment RB for Williamsburg Public Improvement District No. 1 Phase#1 Series 2019 (NR/NR)
1,360,000	4.250	(d)	08/15/2049	1,087,923
City of Fate Special Assessment RB for Williamsburg Public Improvement District No. 1 Series 2018 (NR/NR)
910,000	4.350	(d)	08/15/2039	788,517
1,920,000	4.500	(d)	08/15/2048	1,578,081
City of Fate Special Assessment RB for Williamsburg Public Improvement District Series 2022 (NR/NR)
1,000,000	4.375	(d)	08/15/2052	797,064
City of Fate, Texas Special Assessment RB for Williamsburg Public Improvement District No. 1 Phase 3B Series 2023 (NR/NR)
1,286,000	5.375	(d)	08/15/2053	1,176,519
City of Forney Special Assessment RB RB for Bellagio Public Improvement District No. 1 RB Series 2023 (NR/NR)
7,135,000	6.500	(d)	09/15/2053	6,459,962
City of Georgetown Special Assessment RB for Parks at Westhaven Public Improvement District Project Series 2022 (NR/NR)
961,000	4.125	(d)	09/15/2042	791,343
617,000	4.250	(d)	09/15/2047	495,383
City of Hackberry Special Assessment RB for Riverdale Lake Public Improvement District No. 2 Phases 4-6 Project Series 2017 (NR/NR)
4,345,000	5.000		09/01/2047	3,909,237
City of Hackberry Special Assessment RB Refunding for Hackberry Public Improvement District No. 3 Phases No. 13- 16 Project Series 2017 (NR/NR)
1,390,000	4.500		09/01/2037	1,257,994
2,435,000	5.000		09/01/2044	2,227,350
City of Hackberry Special Assessment RB Refunding for Hidden Cove Public Improvement District No. 2 Project Series 2017 (NR/BBB-)
2,235,000	4.500		09/01/2032	2,104,581
4,715,000	4.500		09/01/2038	4,090,440
City of Haslet Special Assessment RB for Haslet Public Improvement District Series 2021 (NR/NR)
1,852,000	4.000	(d)	09/01/2051	1,345,239
City of Haslet Special Assessment RB Refunding for Haslet Public Improvement District No. 5 1 Project Series 2019 (NR/NR)
2,450,000	4.375	(d)	09/01/2049	1,955,449
City of Houston Airport System Special Facilities RB for United Airlines Inc. Airport Improvement Projects Series 2018C (AMT) (NR/BB-)
9,895,000	5.000		07/15/2028	9,850,028
City of Houston Airport System Special Facilities RB for United Airlines Technical Operations Center Project Series 2018 (NR/BB-)
5,940,000	5.000		07/15/2028	5,913,003

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Texas – (continued)
City of Houston Airport System Special Facilities RB Series 2021B-1 (AMT) (NR/NR)
$1,300,000	4.000%		07/15/2041	$1,077,457
City of Houston Airport System Special Facilities Refunding RB for United Airlines, Inc. Terminal Improvement Projects Series 2015B-1 (AMT) (NR/BB-)
900,000	5.000		07/15/2030	883,205
City of Houston Airport System Subordinate Lien Revenue and Refunding Bonds Series 2023A (AMT) (AGM) (A1/AA)
4,000,000	5.250		07/01/2053	4,031,082
City of Hutto Emory Crossing Public Improvement District Special Assessment Bond Series 2021 (NR/NR)
1,000,000	4.000	(d)	09/01/2056	749,574
City of Hutto Special Assessment RB for Cottonwood Creek Public Improvement Series 2021 (NR/NR)
2,491,000	4.000	(d)	09/01/2051	1,911,307
City of Hutto Special Assessment RB for Durango Farms Public Improvement District Project Series 2021 (NR/NR)
2,329,000	4.000	(d)	09/01/2056	1,728,430
City of Hutto Special Assessment RB for Emory Crossing Public Improvement District Improvement Area #2 Project , Series 2023 (NR/NR)
1,950,000	5.625	(d)	09/01/2058	1,859,878
City of Irving RB Refunding for Hotel Occupancy Tax Series 2019 (NR/BBB+)
1,500,000	5.000		08/15/2043	1,391,095
City of Justin Special Assessment for Timberbrook Public Improvement District No. 1 Series 2021 (NR/NR)
1,978,000	4.000	(d)	09/01/2051	1,444,969
City of Kaufman Special Assessment for Public Improvement District No. 1 Phases#1 Series 2021 (NR/NR)
575,000	3.625	(d)	09/15/2041	420,142
City of Kaufman Special Assessment RB for Kaufman Public Improvement District Project Series 2022 (NR/NR)
620,000	6.000	(d)	09/15/2052	610,450
City of Kyle Special Assessment RB for 6 Creeks Public Improvement District Project Series 2023 (NR/NR)
2,050,000	5.250	(d)	09/01/2043	1,899,520
1,297,000	5.500	(d)	09/01/2047	1,202,741
City of Kyle Special Assessment RB for 6 Creeks Public Improvement Project Series 2021 (NR/NR)
700,000	3.750	(d)	09/01/2041	520,325
900,000	4.000	(d)	09/01/2046	685,686
City of Kyle Special Assessment RB for Creeks Public Improvement District Series 2019 (NR/NR)
1,405,000	4.625	(d)	09/01/2039	1,257,668
900,000	4.750	(d)	09/01/2044	784,165
City of Kyle Special Assessment RB for Creeks Public Improvement District Series 2020 (NR/NR)
1,310,000	3.625	(d)	09/01/2040	969,189
1,400,000	4.000	(d)	09/01/2046	1,014,923
City of Kyle Special Assessment RB for Plum Creek North Public Improvement District Project Series 2022 (NR/NR)
212,000	4.125	(d)	09/01/2027	202,791
City of Kyle Special Assessment RB for Southwest Kyle Public Improvement District No. 1 Series 2019 (NR/NR)
1,225,000	4.875	(d)	09/01/2044	1,074,533

The accompanying notes are an integral part of these financial statements.	143

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Texas – (continued)
City of Kyle Special Assessment RB Porter Country Public Improvement District Improvement Area #1 Project Series 2023 (NR/NR)
$3,507,000	6.000	%(d)	09/01/2053	$3,250,774
City of Kyle Special Assessment RB Series 2022 (NR/NR)
1,950,000	5.000		09/01/2042	1,763,514
City of Kyle, Texas Special Assessment RB Limestone Creek Public Improvement District Improvement Area #1 Project Series 2023 (NR/NR)
1,680,000	5.750	(d)	09/01/2053	1,567,012
City of Lago Vista Tessera on Lake Travis Public Improvement District Special Assessment Refunding Bond Series 2010 (NR/NR)
990,000	3.750		09/01/2042	767,378
City of Lavon Special Assessment RB for Lakepointe Public Improvement District Improvement Area#1 Project Series 2019 (NR/NR)
565,000	4.250	(d)	09/15/2039	480,959
2,415,000	4.500	(d)	09/15/2049	1,947,692
City of Lavon Special Assessment RB for Lakepointe Public Improvement District Major Improvement Area Project Series 2019 (NR/NR)
850,000	5.000	(d)	09/15/2049	736,725
City of Lavon Special Assessment RB Series 2022 (NR/NR)
2,123,000	4.000	(d)	09/15/2042	1,687,056
900,000	4.375	(d)	09/15/2042	732,385
4,978,000	4.125	(d)	09/15/2052	3,714,141
1,396,000	4.500	(d)	09/15/2052	1,088,525
City of Liberty Hill Special Assessment Bonds for Summerlyn West Public Improvement District Series 2020 (NR/NR)
1,890,000	4.000	(d)	09/01/2054	1,348,253
City of Liberty Hill Special Assessment RB for Butler Farms Public Improvement Project Series 2022 (NR/NR)
145,000	3.500	(d)	09/01/2027	133,384
275,000	3.875	(d)	09/01/2032	236,226
550,000	4.125	(d)	09/01/2042	434,479
900,000	4.375	(d)	09/01/2052	682,528
City of Manor Manor Heights Public Improvement District Special Assessment Bond Series 2021 (NR/NR)
700,000	3.500	(d)	09/15/2041	499,034
830,000	4.125	(d)	09/15/2041	671,377
900,000	4.000	(d)	09/15/2051	670,669
1,125,000	4.375	(d)	09/15/2051	870,045
City of Manor Special Assessment RB for Lagos Public Improvement District Series 2020 (NR/NR)
295,000	4.500	(d)	09/15/2040	256,552
525,000	4.625	(d)	09/15/2049	433,297
City of Manor Special Assessment RB for Manor Heights Public Improvement District Improvement Area #3 Project Series 2023 (NR/NR)
597,000	5.500	(d)	09/15/2053	548,600
City of Marble Falls Thunder Rock Public Improvement District Special Assessment Bond Series 2021 (NR/NR)
150,000	4.125	(d)	09/01/2026	142,333
150,000	4.625	(d)	09/01/2031	133,415
900,000	4.125	(d)	09/01/2041	734,697
450,000	4.875	(d)	09/01/2041	377,232
1,370,000	4.375	(d)	09/01/2051	1,061,738
520,000	5.125	(d)	09/01/2051	447,295

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Texas – (continued)
City of Mclendon-Chisholm Special Assessment Bonds Sonoma Public Improvement District Area #2 Project Series 2019 (NR/NR)
$780,000	4.250	%(d)	09/15/2039	$678,069
2,950,000	4.375	(d)	09/15/2049	2,406,403
City of Mclendon-Chisholm Special Assessment Bonds Sonoma Public Improvement District Area #3 Project Series 2021 (NR/NR)
585,000	3.625	(d)	09/15/2041	428,324
820,000	4.000	(d)	09/15/2051	608,798
City of McLendon-Chisholm Special Assessment RB for Sonoma Public Improvement District Project Series 2022 (NR/NR)
2,430,000	5.750	(d)	09/15/2052	2,228,899
City of Mesquite Special Assessment RB for Iron Horse Public Improvement District Project Series 2019 (NR/NR)
1,155,000	5.750	(d)	09/15/2039	1,118,671
2,055,000	6.000	(d)	09/15/2049	2,004,805
City of Mesquite Special Assessment RB for Polo Ridge Public Improvement District No. 2 Phase #1 Project Series 2019 (NR/NR)
2,405,000	5.875	(d)	09/15/2039	2,325,876
5,200,000	5.125	(d)	09/15/2048	4,671,314
3,830,000	6.125	(d)	09/15/2048	3,731,231
City of Mesquite Special Assessment RB for Solterra Public Improvement District Improvement Area A-1 Projects, Series 2023 (NR/NR)
1,475,000	5.500	(d)	09/01/2043	1,375,299
4,570,000	5.750	(d)	09/01/2053	4,239,300
City of Mesquite Special Assessment RB for Solterra Public Improvement District Improvement Area C-1 Projects, Series 2023 (NR/NR)
452,000	5.375	(d)	09/01/2043	423,677
1,110,000	5.625	(d)	09/01/2053	1,028,609
City of Mesquite Special Assessment RB for Solterra Public Improvement District Improvement Area C-2 Project, Series 2023 (NR/NR)
916,000	5.625	(d)	09/01/2053	843,499
City of Midlothian Special Assessment for Redden Farms Public Improvement District Series 2021 (NR/NR)
130,000	4.125	(d)	09/15/2031	116,584
420,000	4.500	(d)	09/15/2041	350,917
1,540,000	4.125	(d)	09/15/2051	1,158,490
510,000	4.750	(d)	09/15/2051	406,108
City of Midlothian Special Assessment RB for Westside Preserve Public Improvement District Major Improvement Area Project #1 Series 2022 (NR/NR)
2,310,000	5.375	(d)	09/15/2052	2,056,430
City of Midlothian Special Assessment RB for Westside Preserve Public Improvement District Major Improvement Area Project Series 2022 (NR/NR)
1,300,000	6.125	(d)	09/15/2052	1,223,845
City of New Braunfels Special Assessment RB for Solms Landing Public Improvement Project Series 2021 (NR/NR)
141,000	3.625	(d)	09/01/2026	131,469
320,000	4.250	(d)	09/01/2031	285,065
782,000	4.500	(d)	09/01/2041	642,020
1,355,000	4.750	(d)	09/01/2051	1,080,318

144	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Texas – (continued)
City of North Richland Hills Special Assessment for City Point Public Improvement District Project Series 2019 (NR/NR)
$361,000	5.250	%(d)	09/01/2040	$335,381
355,000	5.625	(d)	09/01/2040	334,509
560,000	4.125	(d)	09/01/2049	438,516
932,000	5.375	(d)	09/01/2050	842,593
City of Oak Point Public Improvement District No. 2 Special Assessment Series 2020 (NR/NR)
1,175,000	3.750	(d)	09/01/2040	918,393
City of Oak Point Special Assessment RB for Wildridge Public Improvement District No. 1 Series 2018 (NR/NR)
1,355,000	4.125	(d)	09/01/2048	1,077,429
1,440,000	4.500	(d)	09/01/2048	1,210,855
City of Pflugerville, Texas Travis and Williamson Counties, Texas Combination Tax and Limited Revenue Certificates of Obligation, Series 2023 (Aa2/NR)
3,725,000	4.000		08/01/2049	3,176,596
City of Pilot Point Special Assessment RB for Creekview Public Improvement Zone A Improvement Project Series 2022 (NR/NR)
600,000	5.500	(d)	09/15/2042	561,138
1,350,000	5.625	(d)	09/15/2052	1,246,972
1,928,000	6.125	(d)	09/15/2052	1,858,016
City of Pilot Point Special Assessment RB for Creekview Public Improvement Zone B Improvement Project Series 2022 (NR/NR)
550,000	5.500	(d)	09/15/2042	514,377
1,200,000	5.625	(d)	09/15/2052	1,108,420
City of Pilot Point Special Assessment RB for Mobberly Public Improvement District Improvement Area #1B Project Series 2023 (NR/NR)
926,000	5.625	(d)	09/15/2048	879,040
City of Pilot Point Special Assessment RB for Mobberly Public Improvement District Major Improvement Area Series 2022 (NR/NR)
3,701,000	6.000	(d)	09/15/2052	3,553,034
1,480,000	6.500	(d)	09/15/2052	1,445,676
City of Princeton Special Assessment RB for Arcadia Farms Public Improvement District Phases 5-7 Project Series 2022 (NR/NR)
1,040,000	4.375	(d)	09/01/2052	821,883
City of Princeton Special Assessment RB for Arcadia Farms Public Improvement District Series 2018 (NR/NR)
2,460,000	4.875	(d)	09/01/2048	2,160,268
City of Princeton Special Assessment RB for Arcadia Farms Public Improvement District Series 2020 (NR/NR)
126,000	3.875	(d)	09/01/2040	99,232
175,000	4.125	(d)	09/01/2050	134,170
City of Princeton Special Assessment RB for Brookside Public Improvement District Series 2019 (NR/NR)
400,000	4.875		09/01/2039	368,830
835,000	5.000		09/01/2049	745,739
City of Princeton Special Assessment RB for Brookside Public Improvement District Series 2021 (NR/NR)
398,000	4.000	(d)	09/01/2051	297,074
City of Princeton Special Assessment RB for Eastridge Public Improvement District Improvement Area No. 2 Project, Series 2023 (NR/NR)
1,055,000	5.250	(d)	09/01/2043	979,985
1,431,000	5.500	(d)	09/01/2053	1,315,006

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Texas – (continued)
City of Princeton Special Assessment RB for Eastridge Public Improvement District Improvement Area Project Series 2022 (NR/NR)
$700,000	5.125	%(d)	09/01/2042	$643,867
1,300,000	5.250	(d)	09/01/2052	1,160,698
City of Princeton Special Assessment RB for Sicily Public Improvement District Improvement Area No. 1 Project, Series 2023 (NR/NR)
1,225,000	7.000	(d)	09/01/2043	1,185,376
2,750,000	7.000	(d)	09/01/2053	2,599,136
City of Princeton Special Assessment RB for Sicily Public Improvement District Major Improvement Area Project, Series 2023 (NR/NR)
1,850,000	7.875	(d)	09/01/2053	1,786,351
City of Princeton Special Assessment RB for Whitewing Trails Public Improvement District No. 2 Series 2019 (NR/NR)
2,205,000	4.500	(d)	09/01/2039	1,941,194
1,185,000	5.500	(d)	09/01/2039	1,155,521
1,490,000	4.750	(d)	09/01/2049	1,256,924
2,140,000	5.750	(d)	09/01/2049	2,056,401
City of Princeton Special Assessment RB for Whitewing Trails Public Improvement District Project Series 2023 (NR/NR)
2,041,000	5.375	(d)	09/01/2053	1,863,238
City of Princeton Special Assessment RB for Winchester Public Improvement District Project Series 2022 (NR/NR)
912,000	5.125	(d)	09/01/2042	838,210
2,050,000	5.250	(d)	09/01/2052	1,834,486
City of Princeton Special Assessment RB for Winchester Public Improvement District Series 2020 (NR/NR)
750,000	3.750	(d)	09/01/2040	578,837
1,250,000	4.000	(d)	09/01/2050	935,159
City of Princeton Special Assessment RB for Winchester Public Improvement District Series 2021 (NR/NR)
1,449,000	4.000	(d)	09/01/2051	1,076,292
City of Red Oak Public Improvement District No. 1 Special Assessment Bonds for Improvement Area #1 Project Series 2021 (NR/NR)
809,000	3.375	(d)	09/15/2041	573,806
565,000	4.000	(d)	09/15/2051	422,133
City of Royse City Special Assessment for Creekshaw Public Improvement District Area #1 Series 2020 (NR/NR)
1,195,000	3.875	(d)	09/15/2040	957,385
1,780,000	4.125	(d)	09/15/2050	1,353,705
City of Royse City Special Assessment for Creekshaw Public Improvement District Series 2020 (NR/NR)
110,000	4.375	(d)	09/15/2030	102,347
500,000	4.125	(d)	09/15/2040	414,409
1,520,000	4.375	(d)	09/15/2050	1,203,136
600,000	5.125	(d)	09/15/2050	522,431
City of Royse City Special Assessment for Waterscape Public Improvement District Improvement Series 2019 (NR/NR)
1,760,000	4.750	(d)	09/15/2049	1,498,965
City of Sachse Special Assessment for Public Improvement District No. 1 Series 2020 (NR/NR)
1,070,000	3.750	(d)	09/15/2040	809,470
1,490,000	4.000	(d)	09/15/2050	1,120,017
City of Sachse Special Assessment RB for Sachse Public Improvement District Project Series 2022 (NR/NR)
613,000	6.875	(d)	09/15/2042	603,416

The accompanying notes are an integral part of these financial statements.	145

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Texas – (continued)
City of Sachse Special Assessment RB for Sachse Public Improvement District Project Series 2022 (NR/NR) – (continued)
$1,350,000	7.000	%(d)	09/15/2052	$1,330,175
City of San Marcos Special Assessment for Whisper Public Improvement District Series 2020 (NR/NR)
665,000	5.375		09/01/2040	625,958
1,500,000	5.625		09/01/2050	1,395,829
City of San Marcos Special Assessment RB for Whisper South Public Improvement Project 2022 (NR/NR)
1,522,000	4.500	(d)	09/01/2051	1,202,671
City of Shenandoah Special Assessment RB for Metropark Public Improvement District Series 2018 (NR/NR)
780,000	5.000		09/01/2028	775,054
2,035,000	5.600		09/01/2038	2,009,867
2,470,000	5.700		09/01/2047	2,378,078
City of Sinton Special Assessment RB Series 2022 (NR/NR)
900,000	5.125	(d)	09/01/2042	810,013
1,150,000	5.250	(d)	09/01/2051	1,006,053
City of tomball Special Assessment RB for Raburn Reserve Public Improvement District Improvement Area Three, Series 2023 (NR/NR)
1,237,000	6.000	(d)	09/15/2053	1,172,918
City of tomball Special Assessment RB for Raburn Reserve Public Improvement District Improvement Area Two, Series 2023 (NR/NR)
1,000,000	5.750	(d)	09/15/2052	941,041
City of Uhland Special Assessment RB for Watermill Public Improvement District Series 2022 (NR/NR)
2,000,000	6.625	(d)	09/01/2052	2,021,267
City of Waxahachie Special Assessment RB for North Grove Public Improvement Area Project Series 2022 (NR/NR)
1,171,000	5.500	(d)	08/15/2052	1,079,024
Conroe Local Government Corp. Conroe Convention Center Hotel Series 2021 A (NR/BBB-)
1,175,000	4.000		10/01/2050	841,666
Conroe Local Government Corp. Conroe Convention Center Hotel Series 2021 B (NR/BB-)
1,100,000	5.000	(d)	10/01/2050	817,650
Conroe Local Government Corp. Conroe Convention Center Hotel Series 2021 C (A2/NR)
625,000	4.000		10/01/2050	501,418
County of Hays Special Assessment for La Cima Public Improvement District Series 2020 (NR/NR)
800,000	3.750	(d)	09/15/2040	603,692
1,185,000	4.000	(d)	09/15/2050	863,262
County of Medina Woodlands Public Improvement District Special Assessment for Improvement Area #1 Project Series 2021 (NR/NR)
985,000	4.500	(d)	09/01/2041	801,295
765,000	4.750	(d)	09/01/2050	612,818
Cypress-Fairbanks Independent School District UT School Building Bonds Series 2023 (PSF-GTD) (Aaa/AAA)
6,000,000	4.000		02/15/2048	5,318,228
Dallas County Flood Control District No. 1 Unlimited Tax GO Refunding Bonds Series 2015 (NR/NR)
3,250,000	5.000	(d)	04/01/2032	3,125,975

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Texas – (continued)
Edinburg Economic Development Corp. Sales Tax RB Series 2019 (NR/NR)
$100,000	3.750	%(d)	08/15/2024	$98,443
350,000	4.000	(d)	08/15/2029	322,845
1,150,000	4.500	(d)	08/15/2035	1,011,223
875,000	5.000	(d)	08/15/2044	772,177
Fort Bend County Industrial Development Corp. RB for NRG Energy, Inc. Project Series 2012 A (Baa2/NR)
1,545,000	4.750		05/01/2038	1,403,425
Fort Bend County Industrial Development Corp. RB for NRG Energy, Inc. Project Series 2012 B (Baa2/NR)
7,055,000	4.750		11/01/2042	6,263,600
Fort Worth Special Assessment RB for Fort Worth Public Improvement District No. 17 Major Improvement Project Series 2017 (NR/NR)
980,000	5.000	(d)	09/01/2027	955,752
895,000	5.000	(d)	09/01/2032	848,059
1,315,000	5.125	(d)	09/01/2037	1,215,028
Grand Parkway Transportation Corp. System Toll Convertible RB Series 2013 B (NR/AA+)
15,140,000	0.000	(e)	10/01/2046	15,895,981
11,550,000	0.000	(e)	10/01/2047	12,140,172
Greater Texoma Authority Contract RB for City of Sherman Project Series 2023 (AGM) (NR/AA)
2,000,000	4.250		10/01/2053	1,701,972
Harris County-Houston Sports Authority RB Refunding Series 2004 A (NATL) (Baa2/BB)
6,250,000	0.000	(f)	11/15/2036	2,893,601
Hays County Special Assessment RB for La Cima Public Improvement District Neighborhood Improvement Project Series 2022 (NR/NR)
1,789,000	5.500	(d)	09/15/2042	1,704,028
3,204,000	5.750	(d)	09/15/2052	3,011,030
Hickory Creek Texas Special Assessment RB for Hickory Farms Public Improvement Series 2019 (NR/NR)
1,340,000	4.500	(d)	09/01/2039	1,203,270
Hickory Creek Texas Special Assessment RB for Public Improvement District No. 1 Series 2017 (NR/BBB-)
595,000	3.750		09/01/2032	530,960
510,000	3.875		09/01/2037	427,794
930,000	4.000		09/01/2047	736,053
Hidalgo County Regional Mobility Authority Junior Lien toll and Vehicle Registration Fee Revenue and Refunding Bonds Series 2022B (Baa3/BB+)
6,105,000	0.000	(f)	12/01/2049	1,105,418
6,365,000	0.000	(f)	12/01/2050	1,076,784
6,760,000	0.000	(f)	12/01/2051	1,068,274
6,925,000	0.000	(f)	12/01/2052	1,016,310
7,155,000	0.000	(f)	12/01/2053	980,324
7,300,000	0.000	(f)	12/01/2054	933,582
Highland Park Independent School District UT School Building Bonds, Series 2023 (PSF-GTD) (NR/AAA)
7,500,000	4.000		02/15/2048	6,673,112
Houston Airport System RB Refunding for United Airlines, Inc. Series 2020 A (NR/NR)
875,000	5.000		07/01/2027	870,060
Houston Airport System RB Refunding for United Airlines, Inc. Series 2020 B-2 (NR/NR)
950,000	5.000		07/15/2027	944,669

146	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Texas – (continued)
Houston Airport System RB Refunding for United Airlines, Inc. Series 2020 C (NR/NR)
$4,580,000	5.000%		07/15/2027	$4,554,299
Houston Airport System Special Facilities RB for Continental Airlines, Inc. Terminal Improvement Projects Series 2011 A (AMT) (Ba3/BB-)
10,000,000	6.625		07/15/2038	10,001,745
Houston Airport System Special Facilities RB Refunding for United Airlines, Inc. Terminal E Project Series 2014 A (AMT) (Ba3/BB-)
9,250,000	5.000		07/01/2029	9,099,886
Houston Airport System Special Facilities RB Refunding for United Airlines, Inc. Terminal Improvement Projects Series 2015 B-1 (AMT) (NR/BB-)
15,100,000	5.000		07/15/2035	14,641,208
Houston Higher Education Finance Corp. RB for Houston Baptist University Series 2021 (NR/BBB-)
1,585,000	4.000		10/01/2051	1,180,844
Joint Guadalupe County RB Refunding and Improvement Bonds for City of Seguin Hospital Mortgage Series 2015 (NR/BB)
1,950,000	5.000		12/01/2045	1,617,534
Joshua Farms Municipal Management District No. 1 Special Assessment RB for Improvement Areas #1-2 Project Series 2023 (NR/NR)
3,084,000	5.500	(d)	09/01/2053	2,796,323
Justin Special Assessment RB for Timberbrook Public Improvement District No. 1 Major Improvement Area Project Series 2018 (NR/NR)
760,000	5.000	(d)	09/01/2028	759,365
1,170,000	5.375	(d)	09/01/2038	1,141,251
1,930,000	5.125	(d)	09/01/2047	1,764,821
1,500,000	5.500	(d)	09/01/2047	1,418,038
Kaufman County Fresh Water Supply District No. 1-D GO Bonds Series 2021 (NR/NR)
165,000	2.375		09/01/2031	129,509
165,000	2.375		09/01/2032	126,637
175,000	2.375		09/01/2033	131,614
175,000	2.500		09/01/2034	129,654
365,000	2.500		09/01/2036	252,037
385,000	2.625		09/01/2038	249,911
370,000	3.000		09/01/2041	240,365
520,000	3.000		09/01/2046	312,313
1,265,000	3.000		09/01/2051	719,574
Lake Houston Redevelopment Authority RB Refunding for City of Houston Reinvestment Zone No. 10 Series 2021 (NR/BBB-)
480,000	2.500		09/01/2041	299,338
590,000	3.000		09/01/2044	378,396
650,000	3.000		09/01/2047	399,238
Matagorda County Navigation District Number One Pollution Control Revenue Refunding Bonds for Central Power and Light Company Project Series 1996 (Baa2/A-)
3,065,000	4.250		05/01/2030	2,925,438
Mission Economic Development Corp. Senior Lien RB for Natgasoline Project Series 2018 (NR/BB-)
21,375,000	4.625	(d)	10/01/2031	20,457,983
Mission Economic Development Corporation Solid Waste Disposal RB Waste Management, Inc. Project Series 2023A (NR/A-/A-2)
5,500,000	4.250	(a)(b)	06/01/2048	5,485,008

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Texas – (continued)
Mitchell County Hospital District GO Bonds Series 2020 (NR/NR)
$705,000	5.500%		02/15/2040	$644,334
1,325,000	5.250		02/15/2045	1,159,022
780,000	4.000		02/15/2051	539,976
Montgomery County toll Road Authority Senior Lien RB Series 2018 (NR/BBB-)
2,000,000	5.000		09/15/2043	1,859,068
5,000,000	5.000		09/15/2048	4,541,323
New Hope Cultural Education Facilities Finance Corp Revenue & Refunding Bonds Series 2021 (Ba2/BB+)
2,850,000	4.000	(d)	08/15/2046	2,044,935
11,105,000	4.000	(d)	08/15/2056	7,354,955
New Hope Cultural Education Facilities Finance Corp. RB Refunding for Wichita Falls Retirement Foundation Obligated Group Series 2021 (NR/NR)
1,630,000	4.000		01/01/2036	1,285,877
1,600,000	4.000		01/01/2041	1,165,988
New Hope Cultural Education Facilities Finance Corp. Retirement Facility RB for Army Retirement Residence Foundation Project Series 2022 (NR/BB+)
2,325,000	5.750		07/15/2052	2,041,860
3,055,000	6.000		07/15/2057	2,747,510
New Hope Cultural Education Facilities Finance Corp. Retirement Facility RB for the Outlook at Windhaven Project Series 2022B-3 (NR/NR)
4,700,000	4.250		10/01/2026	4,570,040
New Hope Cultural Education Facilities Finance Corp. Retirement Facility RB Series 2021 (NR/NR)
1,400,000	4.000		11/01/2055	1,033,267
New Hope Cultural Education Facilities Finance Corp. Senior Living RB for Sanctuary LTC Project Series 2021A-1 (NR/NR)
11,320,000	5.500		01/01/2057	7,691,064
New Hope Cultural Education Facilities Finance Corp. Senior Living RB Series 2021B (NR/NR)
3,250,000	7.000		01/01/2057	1,987,964
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Cityscape Schools, Inc. Series 2019 A (NR/BBB-)
1,130,000	5.000	(d)	08/15/2039	1,026,157
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Station II, LLC - Texas A&M University Collegiate Housing Corpus Christi Project Series 2016 A (WR/NR)
335,000	5.000	(c)	04/01/2031	343,693
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Tarleton State University Collegiate Housing Project Series 2015 A (WR/NR)
1,000,000	5.000	(c)	04/01/2047	1,014,507
North Parkway Municipal Management Contract RB for Legacy Hills Public Improvement Project Series 2021 (NR/NR)
1,395,000	4.000	(d)	09/15/2041	1,130,622
6,110,000	5.000	(d)	09/15/2051	5,209,543
North Parkway Municipal Management Special Assessment RB for Major Improvements Project Series 2021 (NR/NR)
1,553,000	4.250	(d)	09/15/2031	1,445,493
4,700,000	4.750	(d)	09/15/2041	4,153,691

The accompanying notes are an integral part of these financial statements.	147

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Texas – (continued)
North Texas tollway Authority RB for Second Tier Series 2021 B (A1/A+)
$15,475,000	3.000%		01/01/2046	$10,603,745
Northside Independent School District UT School Building and Refunding Bonds Series 2023A (PSF-GTD) (Aaa/NR)
2,320,000	4.000		08/15/2048	2,039,705
5,310,000	4.125		08/15/2053	4,693,198
Northside Independent School District, Bexar County UT School Building and Refunding Bonds, Series 2023A (PSF-GTD) (Aaa/NR)
2,070,000	4.000		08/15/2045	1,841,077
Pflugerville Independent School District UT School Building Bonds Series 2023A (NR/AA+)
10,000,000	4.000		02/15/2045	8,974,719
Port Beaumont Navigation District RB for Jefferson 2020 Bond Lessee & Borrower LLC Obligated Group Series 2021 A (AMT) (NR/NR)
1,650,000	2.750	(d)	01/01/2036	1,128,560
3,675,000	2.875	(d)	01/01/2041	2,283,092
11,125,000	3.000	(d)	01/01/2050	6,097,039
Port Beaumont Navigation District RB Refunding for Jefferson 2020 Bond Lessee & Borrower LLC Obligated Group Series 2020 B (NR/NR)
4,125,000	6.000	(d)	01/01/2025	3,880,234
Port of Beaumont Industrial Development Authority RB for Jefferson 2020 Bond Lessee & Borrower LLC Obligated Group Series 2021 B (NR/NR)
29,500,000	4.100	(d)	01/01/2028	23,327,034
Rowlett Special Assessment RB for Bayside Public Improvement District North Improvement Area Project Series 2016 (NR/NR)
175,000	5.750		09/15/2036	166,181
455,000	6.000		09/15/2046	431,377
Royse City Special Assessment RB for Creekshaw Public Improvement District Improvement Area Project Series 2022 (NR/NR)
1,166,000	6.000	(d)	09/15/2052	1,119,645
Royse Special Assessment RB for Parkside Village Public Improvement District Series 2019 (NR/NR)
825,000	4.125	(d)	09/15/2039	704,272
3,275,000	4.375	(d)	09/15/2049	2,663,860
Spring Independent School District UT School Building Bonds Series 2023 (Aa2/AA-)
5,275,000	4.000		08/15/2052	4,440,426
Tarrant County Cultural Education Facilities Finance Corp. RB Refunding for Air Force Village Obligated Group Series 2016 (NR/NR)
9,850,000	5.000		05/15/2045	7,751,613
Tarrant County Hospital District LT Bonds Series 2023 (Aa1/NR)
2,445,000	4.250		08/15/2053	2,177,521
Texas Municipal Gas Acquisition & Supply Corp. I RB Senior Lien Series 2006 B (A1/A-) (3M USD LIBOR + 0.70%)
4,100,000	4.500	(g)	12/15/2026	4,061,796
Texas Municipal Gas Acquisition & Supply Corp. III Gas Supply Revenue Refunding Bonds Series 2021 (A2/BBB+)
8,295,000	5.000		12/15/2032	8,143,797

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Texas – (continued)
Texas Private Activity Bond Surface Transportation Corp. Senior Lien RB for NTE Mobility Partners Segments 3 LLC Series 2013 (Baa2/NR)
$5,000,000	6.750%		06/30/2043	$5,008,003
Texas Private Activity Bond Surface Transportation Corporation Senior Lien RB for NTE Mobility Partners LLC North Tarrant Express Project, Series 2023 (NR/AAA)
2,700,000	5.000	(h)	10/15/2058	2,775,689
Texas Private Activity Bond Surface Transportation Corporation Senior Lien RB for NTE Mobility Partners LLC North Tarrant Express Project, Series 2023 (Baa1/NR)
23,950,000	5.500		12/31/2058	24,386,295
Texas Private Activity Bonds Surface Transportation Corp. RB Senior Lien for Blueridge Transportation Group, LLC SH 288 toll Lanes Project Series 2016 (AMT) (Baa2/NR)
3,900,000	5.000		12/31/2050	3,666,927
3,900,000	5.000		12/31/2055	3,625,329
Texas Private Activity Bonds Surface Transportation Corp. RB Senior Lien for Mobility Partners Segment 3 LLC Series 2019 (Baa2/NR)
24,500,000	5.000		06/30/2058	23,336,502
town of Flower Mound River Walk Public Improvement District No. 1 Special Assessment Refunding Bonds Series 2021 (NR/NR)
1,500,000	4.000	(d)	09/01/2043	1,183,511
town of Lakewood Village Special Assessment RB for Lakewood Village Public Improvement District Project Series 2022 (NR/NR)
2,225,000	5.375	(d)	09/15/2052	1,983,488
town of Little Elm Special Assessment RB for Spiritas East Public Improvement Project Series 2022 (NR/NR)
429,000	3.750	(d)	09/01/2042	314,882
410,000	4.000	(d)	09/01/2051	300,842
town of Little Elm Special Assessment RB for Valencia Public Improvement District Project Series 2022 (NR/NR)
2,000,000	6.875	(d)	09/01/2052	2,021,035
town of Little Special Assessment RB for Hillstone Pointe Public Improvement District No. 2 Phases #2-3 Project Series 2018 (NR/NR)
1,343,000	5.875	(d)	09/01/2047	1,346,816
town of Little Special Assessment RB for Lakeside Estates Public Improvement District No. 2 Project Series 2017 (NR/NR)
1,400,000	5.000	(d)	09/01/2047	1,255,423
Travis County Development Authority Contract Assessment RB for Turner’s Crossing Public Improvement District Improvement Area Project Series 2022 (NR/NR)
1,145,000	5.500	(d)	09/01/2052	1,054,979
Uptown Development Authority Tax Allocation Refunding Bonds for City of Houston Reinvestment Zone No. 16 Series 2021 (Baa2/NR)
1,630,000	3.000		09/01/2036	1,254,486
860,000	3.000		09/01/2037	639,308
625,000	3.000		09/01/2039	442,192
600,000	3.000		09/01/2040	416,274
Viridian Municipal Management District Special Assessment Bonds Series 2020 (NR/NR)
390,000	3.125		12/01/2035	299,697
457,000	3.375		12/01/2040	329,885
786,000	3.500		12/01/2047	536,174

148	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Texas – (continued)
Viridian Municipal Management District Tarrant County Special Assessment RB Series 2015 (NR/NR)
$424,000	4.000%		12/01/2027	$409,614
1,545,000	4.750		12/01/2035	1,476,519
Westpointe Special Improvement District Limited Ad Valorem Tax Bonds Series 2023A (BAM) (Baa3/AA)
2,700,000	4.750		08/15/2049	2,517,859
Westpointe Special Improvement District Limited Ad Valorem Tax Bonds, Series 2023A (BAM) (Baa3/AA)
1,175,000	4.500		08/15/2041	1,091,285
1,345,000	4.625		08/15/2044	1,253,030

				748,237,764

Utah - 0.8%
Black Desert Public Infrastructure District GO Bonds Series 2021 A (NR/NR)
2,010,000	3.750	(d)	03/01/2041	1,517,205
7,125,000	4.000	(d)	03/01/2051	4,963,086
Black Desert Public Infrastructure District GO Bonds Series 2021 B (NR/NR)
5,000,000	7.375	(d)	09/15/2051	3,912,897
Coral Junction Public Infrastructure District Special Assessment Bonds Series 2022A-2 (NR/NR)
2,350,000	5.500	(d)	06/01/2041	2,130,241
Medical School Campus Public Infrastructure District GO Bonds Series 2020 A (NR/NR)
10,250,000	5.500	(d)	02/01/2050	7,833,286
Medical School Campus Public Infrastructure District GO Bonds Series 2020 B (NR/NR)
1,954,000	7.875	(d)	08/15/2050	1,542,680
Military Installation Development Authority RB Series 2021 A-1 (NR/NR)
1,500,000	4.000		06/01/2036	1,204,234
2,050,000	4.000		06/01/2041	1,530,251
15,675,000	4.000		06/01/2052	10,700,404
Military Installation Development Authority RB Series 2021 A-2 (NR/NR)
1,250,000	4.000		06/01/2036	1,003,528
Red Bridge Public Infrastructure District No. 1 GO Bonds Series 2021 A (NR/NR)
1,180,000	3.625	(d)	02/01/2035	912,684
500,000	4.125	(d)	02/01/2041	369,969
500,000	4.375	(d)	02/01/2051	351,275
Red Bridge Public Infrastructure District No. 1 GO Bonds Series 2021 B (NR/NR)
600,000	7.375	(d)	08/15/2051	463,175
ROAM Public Infrastructure District No. 1 GO Bonds Series 2021 A (NR/NR)
1,625,000	4.250	(d)	03/01/2051	1,095,371
Salt Lake City Airport RB (AMT) for Salt Lake City International Airport Series 2017A (A2/A+)
1,350,000	5.000		07/01/2047	1,323,847
Salt Lake City Airport RB (AMT) for Salt Lake City International Airport Series 2021A (A2/A+)
925,000	5.000		07/01/2051	915,977
Salt Lake City Airport RB for Salt Lake City International Airport Series 2023A (AMT) (A2/A+)
1,500,000	5.250		07/01/2053	1,531,255
9,540,000	5.500		07/01/2053	9,846,743

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Utah – (continued)
Salt Lake City Apartment RB Series 2021 A (AGM-CR) (A1/AA)
$10,000,000	4.000%		07/01/2051	$8,164,492
Utah Charter School Finance Authority Charter School RB for Beehive Science & Technology Academy Project Series 2021A (NR/NR)
1,800,000	4.000	(d)	10/15/2051	1,157,996
4,240,000	4.000	(d)	10/15/2056	2,632,344
Utah Charter School Finance Authority Charter School RB Series 2022A (NR/BB+)
6,365,000	5.750	(d)	06/15/2052	5,847,235
Utah Charter School Finance Authority Charter School Revenue Refunding Bonds Series 2022A (NR/BB)
3,630,000	4.250	(d)	07/15/2050	2,592,544
Utah Charter School Finance Authority RB for Bridge Elementary Project Series 2021A (NR/NR)
1,220,000	4.250	(d)	06/15/2051	828,508
Utah Charter School Finance Authority RB for Technology Academy Project Series 2021A (NR/NR)
6,600,000	4.000	(d)	10/15/2061	3,983,635

				78,354,862

Vermont - 0.1%
Vermont Economic Development Authority RB Refunding for Wake Robin Corp. Series 2017 A (NR/NR)
1,000,000	5.000		05/01/2047	857,788
Vermont Economic Development Authority Solid Waste Disposal RB for Casella Waste System Project Series 2022 (B1/B+)
2,250,000	5.000	(a)(b)(d)	06/01/2052	2,236,493
Vermont Educational and Health Buildings Financing Agency RB for Saint Michael’S College Project Series 2023 (NR/BBB-)
4,600,000	5.250	(d)	10/01/2052	3,918,789
Vermont Educational and Health Buildings Financing Agency RB Saint Michael’S College Project, Series 2023 (NR/BBB-)
3,075,000	5.500	(d)	10/01/2043	2,836,757

				9,849,827

Virgin Islands - 0.1%
Virgin Islands Public Finance Authority RB Refunding for Virgin Islands Gross Receipts Taxes Loan Note Series 2014 C (NR/NR)
9,850,000	5.000	(d)	10/01/2039	8,045,867

Virginia - 1.5%
Ablemarle County Economic Development Authority Residential Care Facility Revenue Refunding Bonds Series 2022B (NR/NR)
4,000,000	4.000		06/01/2054	3,125,366
Alexandria City IDA for Residential Care Facilities Mortgage RB for Goodwin House, Inc. Series 2015 (NR/NR)
2,700,000	5.000	(c)	10/01/2045	2,761,528
City of Roanoke Economic Development Authority Hospital RB for Carilion Clinic Obligated Group Series 2020A (Aa3/AA-)
2,030,000	3.000		07/01/2045	1,417,831
Farmville Industrial Development Authority RB Refunding for Longwood Housing Foundation LLC Series 2020 A (NR/BBB-)
7,360,000	5.000		01/01/2050	6,272,248
5,000,000	5.000		01/01/2059	4,119,871

The accompanying notes are an integral part of these financial statements.	149

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Virginia – (continued)
James City County Economic Development Authority RB Refunding for Virginia United Methodist Homes, Inc. Obligated Group Series 2021 A (NR/NR)
$580,000	4.000%		06/01/2041	$434,959
940,000	4.000		06/01/2047	650,162
Salem Economic Development Authority RB Refunding for Roanoke College Series 2020 (NR/BBB+)
710,000	4.000		04/01/2045	561,031
Tobacco Settlement Financing Corp. RB for Capital Appreciation Subseries 2007 A-1 (B3/B-)
10,705,000	6.706		06/01/2046	8,859,411
Tobacco Settlement Financing Corp. RB for Capital Appreciation Subseries 2007 C (NR/CCC-)
236,845,000	0.000	(f)	06/01/2047	56,625,992
Tobacco Settlement Financing Corp. RB for Capital Appreciation Subseries 2007 D (NR/CCC-)
34,250,000	0.000	(f)	06/01/2047	8,002,852
Virginia College Building Authority RB Refunding for Regent University Project Series 2021 (NR/BBB)
1,525,000	3.000		06/01/2041	1,075,340
1,050,000	4.000		06/01/2046	827,934
Virginia Small Business Financing Authority Private Activity Tax Exempt Senior Lien RB for Transform 66 P3 Project Series 2017 (Baa3/NR)
32,050,000	5.000		12/31/2056	30,124,055
Virginia Small Business Financing Authority Senior Lien RB Refunding for I-495 Hot Lanes Project, Series 2022 (Tax Exempt/AMT) (Baa1/NR)
1,000,000	5.000		12/31/2057	936,829
Virginia Small Business Financing Authority Solid Waste Disposal RB Series 2018 (NR/B)
1,000,000	5.000	(a)(b)(d)	01/01/2048	888,574
Virginia Small Business Financing Authority Tax Exempt Senior Lien Private Activity RB Series 2017 (Baa3/NR)
5,935,000	5.000		12/31/2049	5,659,452
4,765,000	5.000		12/31/2052	4,512,709

				136,856,144

Washington - 1.4%
Grant County Public Hospital District UT GO Bonds Series 2023 (Baa1/NR)
14,405,000	5.000		12/01/2044	13,302,662
Port of Seattle Industrial Development Corp. RB Refunding for Delta Air Lines, Inc. Series 2012 (NR/BB+)
4,980,000	5.000		04/01/2030	4,980,287
Port of Seattle Intermediate Lien Revenue Refunding Bonds Series 2022B (AMT) (A1/AA-)
2,765,000	4.000		08/01/2047	2,318,671
Washington Higher Education Facilities Authority RB for Seattle University Project, Series 2020 (NR/A)
925,000	4.000		05/01/2045	782,009
Washington State Convention Center Public Facilities District Lodging Tax Bonds Series 2018 (AGM-CR) (A1/AA)
19,805,000	4.000		07/01/2058	16,201,470
Washington State Convention Center Public Facilities District RB Series 2018 (Baa1/BBB-)
52,425,000	5.000		07/01/2048	50,597,040
39,150,000	4.000		07/01/2058	30,864,176

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Washington – (continued)
Washington State Convention Center Public Facilities District Subordinate Lodging Tax Refunding Bonds Series 2021B (Baa3/BB+)
$9,675,000	4.000%		07/01/2058	$7,564,290
Washington State Housing Finance Commission Nonprofit Housing RB for Presbyterian Retirement Communities Northwest Obligated Group Transforming Age Projects Series 2019 A (NR/NR)
1,350,000	5.000	(d)	01/01/2049	990,438
3,800,000	5.000	(d)	01/01/2055	2,690,926
Washington State Housing Finance Commission Non-Profit Housing Tax Exempt RB Refunding for Emerald Heights Project, Series 2023A (NR/NR)
2,050,000	5.000		07/01/2043	1,999,604
1,935,000	5.000		07/01/2048	1,837,444

				134,129,017

West Virginia - 0.6%
City of South Charleston Special District Excise Tax Revenue Improvement Bonds Series 2022 A (NR/NR)
1,345,000	4.250	(d)	06/01/2042	1,009,735
2,350,000	4.500	(d)	06/01/2050	1,686,374
City of South Charleston Special District Excise Tax Revenue Improvement Bonds Series 2022 B (NR/NR)
2,450,000	5.500	(d)	06/01/2032	2,047,383
2,725,000	6.000	(d)	06/01/2037	2,135,189
County of Ohio Special District Excise Tax RB Refunding for Fort Henry Economic Opportunity Development District The Highlands Project Series 2019 B (NR/BBB-)
955,000	3.000		03/01/2035	769,784
2,685,000	3.000		03/01/2037	1,989,394
775,000	3.250		03/01/2041	532,136
Monongalia County Commission Excise Tax District RB Refunding Series 2021 A (NR/NR)
2,580,000	4.125	(d)	06/01/2043	2,178,809
Monongalia County Commission Excise Tax District RB Series 2021 B (NR/NR)
1,650,000	4.875	(d)	06/01/2043	1,507,755
Monongalia County Commission Senior Tax Increment Revenue, Refunding and Improvement Bonds for Development District No. 4 – University town Centre Series 2023 A (NR/NR)
900,000	5.750	(d)	06/01/2043	909,288
1,350,000	6.000	(d)	06/01/2053	1,381,357
West Virginia Economic Development Authority RB for Arch Resources, Inc. Series 2020 (B2/BB)
9,300,000	5.000	(a)(b)	07/01/2045	9,259,440
West Virginia Economic Development Authority RB for Arch Resources, Inc. Series 2021 (AMT) (B2/BB)
4,850,000	4.125	(a)(b)	07/01/2045	4,759,055
West Virginia Economic Development Authority Solid Waste Disposal Facilities Revenue Refunding Bonds Kentucky Power Company - Mitchell Project, Series 2014A (Baa3/BBB)
4,085,000	4.700	(a)(b)	04/01/2036	4,045,926
West Virginia Hospital Finance Authority RB Refunding for Cabell Huntington Hospital Obligated Group Series 2018 A (Baa2/BBB+)
6,120,000	5.000		01/01/2043	5,325,357
13,000,000	4.125		01/01/2047	9,502,455

150	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

West Virginia – (continued)
West Virginia Hospital Finance Authority RB Refunding for Charleston Area Medical Center, Inc. Obligated Group Series 2019 A (Baa1/NR)
$1,750,000	5.000%		09/01/2038	$1,680,160
1,600,000	5.000		09/01/2039	1,515,955

				52,235,552

Wisconsin - 2.0%
Public Finance Authority Beyond Boone LLC-Appalachian State University Project RB Bonds Series 2019 A (AGM) (A1/AA)
900,000	5.000		07/01/2044	893,759
2,350,000	4.125		07/01/2049	1,991,117
1,300,000	5.000		07/01/2054	1,262,834
1,600,000	5.000		07/01/2058	1,542,079
Public Finance Authority Charter School RB for Coral Academy of Science Reno Series 2022A (NR/NR)
1,400,000	6.000	(d)	06/01/2062	1,293,859
Public Finance Authority Charter School RB Series 2021A (NR/NR)
1,250,000	5.000	(d)	06/15/2051	925,309
Public Finance Authority Education RB for Clove Garden School Series 2022 (NR/NR)
1,630,000	5.500	(d)	06/15/2052	1,454,789
2,700,000	5.750	(d)	06/15/2062	2,445,183
Public Finance Authority Education RB for North Carolina Leadership Charter Academy, Inc. Series 2019 A (NR/NR)
215,000	4.000	(d)	06/15/2029	198,693
385,000	5.000	(d)	06/15/2039	345,440
495,000	5.000	(d)	06/15/2049	414,654
430,000	5.000	(d)	06/15/2054	352,452
Public Finance Authority Education RB for Triad Educational Services Series 2022 (NR/BBB-)
600,000	5.500		06/15/2050	539,589
1,450,000	5.250		06/15/2052	1,247,761
1,400,000	5.375		06/15/2057	1,208,205
Public Finance Authority Education RB for Uwharrie Charter Academy Project Series 2022A (Ba2/NR)
1,400,000	5.000	(d)	06/15/2052	1,150,136
1,850,000	5.000	(d)	06/15/2057	1,493,567
1,850,000	5.000	(d)	06/15/2062	1,469,580
Public Finance Authority Education RB Series 2022 (NR/NR)
3,925,000	5.000	(d)	01/01/2057	3,104,783
Public Finance Authority Exempt Facilities RB Refunding for Celanese Project Series 2016 C (Baa3/BBB-)
5,900,000	4.300		11/01/2030	5,690,215
Public Finance Authority Founders Academy Charter School RB Series 2023A (NR/BB-)
550,000	6.625	(d)	07/01/2053	533,616
500,000	6.750	(d)	07/01/2058	486,242
Public Finance Authority Hotel RB for Grand Hyatt San Antonio Hotel Acquisition Project Subordinate Lien Series 2022B (NR/NR)
900,000	5.625	(d)	02/01/2046	817,754
Public Finance Authority Quality Education Academy Project Charter School RB Series 2023A (Ba2/NR)
475,000	6.250	(d)	07/15/2053	452,209
1,175,000	6.500	(d)	07/15/2063	1,128,182

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Wisconsin – (continued)
Public Finance Authority RB for Beyond Boone LLC Series 2020 A (AGM) (A1/AA)
$950,000	4.000%		07/01/2050	$781,710
1,185,000	4.000		07/01/2055	957,797
1,520,000	4.000		07/01/2059	1,241,475
Public Finance Authority RB for Charter Day School Obligated Group Series 2020 A (Ba2/NR)
1,290,000	5.000	(d)	12/01/2035	1,158,731
12,380,000	5.000	(d)	12/01/2055	9,341,853
Public Finance Authority RB for Coral Academy of Science Las Vegas Series 2021 A (NR/BBB-)
4,115,000	4.000		07/01/2061	2,798,433
Public Finance Authority RB for Eno River Academy Holdings, Inc. Series 2020 A (Ba1/NR)
1,300,000	5.000	(d)	06/15/2054	1,097,784
Public Finance Authority RB for Founders Academy of Las Vegas Series 2020 A (NR/BB-)
495,000	4.000	(d)	07/01/2030	443,506
700,000	5.000	(d)	07/01/2040	593,107
1,875,000	5.000	(d)	07/01/2055	1,425,622
Public Finance Authority RB for High Desert Montessori Charter School Series 2021 A (NR/NR)
300,000	5.000	(d)	06/01/2036	269,199
900,000	5.000	(d)	06/01/2051	725,675
1,075,000	5.000	(d)	06/01/2061	835,681
Public Finance Authority RB for Masonic & Eastern Star Home of NC, Inc. Obligated Group Series 2020 A (NR/NR)
3,100,000	5.250	(d)	03/01/2045	2,573,473
7,110,000	5.250	(d)	03/01/2055	5,587,813
Public Finance Authority RB for McLemore Resort Manager LLC Series 2021 A (NR/NR)
15,750,000	4.500	(d)	06/01/2056	10,576,801
Public Finance Authority RB for Minnesota Medical University LLC Series 2019 A-1 (NR/NR)
41,995	5.500	(d)*	12/01/2048	13,018
Public Finance Authority RB for Minnesota Medical University LLC Series 2019 A-2 (NR/NR)
85,207	7.250	(d)*	12/01/2048	26,414
Public Finance Authority RB for Noorda College of Osteopathic Medicine LLC Series 2021 A (Ba2/NR)
12,925,000	5.625	(d)	06/01/2050	10,787,686
Public Finance Authority RB for Noorda College of Osteopathic Medicine LLC Series 2021 B (Ba2/NR)
14,840,000	6.500	(d)	06/01/2045	12,195,257
Public Finance Authority RB for Prime Healthcare Foundation, Inc. Series 2018 A (NR/NR)
2,600,000	5.200		12/01/2037	2,509,053
1,525,000	5.350		12/01/2045	1,382,137
Public Finance Authority RB for Rider University A New Jersey Non-Profit Corp. Series 2021 B (NR/BB)
4,470,000	6.000	(d)	07/01/2031	3,772,553
Public Finance Authority RB Refunding for Blue Ridge Healthcare Obligated Group Series 2020 A (A3/A)
1,425,000	4.000		01/01/2045	1,196,504
1,900,000	3.000		01/01/2050	1,213,025
Public Finance Authority RB Refunding for Coral Academy of Science Reno Series 2019 A (NR/NR)
1,950,000	5.000	(d)	06/01/2050	1,581,594

The accompanying notes are an integral part of these financial statements.	151

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Wisconsin – (continued)
Public Finance Authority RB Refunding for Penick Village Obligated Group Series 2019 (NR/NR)
$1,450,000	5.000	%(d)	09/01/2049	$1,047,299
1,360,000	5.000	(d)	09/01/2054	955,586
Public Finance Authority RB Refunding for Rider University A New Jersey Non-Profit Corp. Series 2021 A (NR/BB)
9,950,000	4.500	(d)	07/01/2048	7,124,930
Public Finance Authority RB Refunding for UMA Education, Inc. Project Series 2019 B (NR/BB)
3,205,000	6.125	(d)	10/01/2049	2,600,399
Public Finance Authority RB Refunding for UMA Education, Inc. Series 2019 A (NR/BB)
1,020,000	5.000	(d)	10/01/2034	991,436
350,000	5.000	(d)	10/01/2039	319,705
Public Finance Authority Retirement Communities RB Refunding for The Evergreens Obligated Group Series 2019 A (NR/NR)
565,000	5.000		11/15/2044	520,007
765,000	5.000		11/15/2049	685,972
Public Finance Authority Revenue Refunding Bonds for Roseman University of Health Sciences Series 2022 (NR/BB)
800,000	4.000	(d)	04/01/2042	629,501
1,400,000	4.000	(d)	04/01/2052	997,680
Public Finance Authority Revenue Refunding Bonds for Roseman University of Health Sciences Series 2022 (NR/NR)
100,000	4.000	(c)(d)	04/01/2042	103,350
Public Finance Authority Senior Living Revenue Refunding Bonds for Fellowship Senior Living Project Series 2019A (NR/NR)
12,080,000	4.000		01/01/2052	8,594,086
Public Finance Authority Senior RB for Fargo-Moorhead Metropolitan Area Flood Risk Management Project Series 2021 (AMT) (Baa3/NR)
3,800,000	4.000		03/31/2056	2,737,156
Public Finance Authority Special Facility RB for Million Air Two LLC General Aviation Facilities Project Series 2017B (NR/NR)
11,525,000	7.125	(d)	06/01/2041	9,653,562
Public Finance Authority Student Housing RB for CHF-Cullowhee, LLC-Western Carolina University Project Series 2015 A (NR/BBB-)
3,250,000	5.250		07/01/2047	2,909,277
Public Finance Authority Student Housing RB Series 2021A-1 (Ba1/NR)
8,815,000	4.000	(d)	07/01/2061	6,093,813
Public Finance Authority Student Housing RB Subordinate Series 2021B (NR/NR)
1,875,000	5.250	(d)	07/01/2061	1,421,324
Wisconsin Health & Educational Facilities Authority RB Refunding for Lawrence University of Wisconsin Series 2020 (Baa1/NR)
1,315,000	3.000		02/01/2042	902,321
435,000	4.000		02/01/2045	350,050
Wisconsin Health & Educational Facilities Authority RB Series 2021 for Hope Christian Schools (NR/NR)
950,000	4.000		12/01/2051	611,444
950,000	4.000		12/01/2056	590,219

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Wisconsin – (continued)
Wisconsin Public Finance Authority Hotel RB for Grand Hyatt San Antonion Hotel Acquisition Project Senior Lien Series 2022B (NR/NR)
$32,525,000	6.000	%(d)	02/01/2062	$29,909,031

				187,276,056

Wyoming - 0.2%
County of Campbell RB Refunding for Basin Electric Power Cooperative Series 2019 A (A3/A)
28,040,000	3.625		07/15/2039	22,507,147

TOTAL MUNICIPAL BONDS (Cost $10,136,304,088)				9,128,252,651

Corporate Bond - 0.9%

Healthcare-Services - 0.3%
Prime Healthcare Foundation Inc Series (NR/NR)
16,525,000	7.000%		12/01/27	16,198,717
Toledo Hospital RB Series 2022 B (Ba2/BB)
4,988,000	5.325		11/15/28	3,934,285
Tower Health Series (NR/B)
12,854,000	4.451		02/01/50	5,720,030

				25,853,032

Real Estate - 0.6%
Benloch Ranch Improvement Association No. 1 Series 2020 (NR/NR)
6,126,935	9.750	(j)	12/01/39	5,704,237
Benloch Ranch Improvement Association No. 1 Series 2021 (NR/NR)
3,777,395	9.750	(d)(j)	12/01/39	3,516,793
Benloch Ranch Improvement Association No. 2 (NR/NR)
29,700,000	10.000	(d)(j)	12/01/51	26,051,949
Brixton Park Improvement Association No. 1 Series (NR/NR)
27,165,373	6.875	(d)(j)	12/01/51	22,100,118

				57,373,097

TOTAL CORPORATE BOND (Cost $95,356,496)				83,226,129

Bank Loans(k) - 0.3%

Engineering & Construction - 0.3%
Rialto Bioenergy Facility, LLC (SOFR+ 0.1%) (NR/NR)
24,705,000	5.330	(g)	04/30/24	24,705,000

				24,705,000

TOTAL BANK LOANS (Cost $24,392,745)				24,705,000

TOTAL INVESTMENTS - 98.5% (Cost $10,256,053,329)				$9,236,183,780

OTHER ASSETS IN EXCESS OF LIABILITIES - 1.5%				143,817,271

NET ASSETS - 100.0%				$9,380,001,051

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Security is currently in default and/or non-income producing.
(a)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect on September 30, 2023.

152	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

(b)

Variable Rate Demand Instruments – rate shown is that which is in effect on September 30, 2023. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

(c)	Pre-refunded security. Maturity date disclosed is pre-refunding date.
(d)	Exempt from registration under Rule 144A of the Securities Act of 1933.
(e)	Zero coupon bond until next reset date.
(f)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(g)

Variable or floating rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on September 30, 2023.

(h)	When-issued security.
(i)	Contingent value instrument that only pays out if a portion of the territory’s Sales and Use Tax outperforms the projections in the Oversight Board’s Certified Fiscal Plan.
(j)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(k)

Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. As bank loan positions may involve multiple underlying tranches for which the aggregate position is presented, the stated interest rate represents the weighted average interest rate of all contracts on September 30, 2023. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the Secured Overnight Financing Rate (“SOFR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

Security ratings disclosed, if any, are issued by either Standard & Poor’s, Moody’s Investor Service or Fitch and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviations:
ABS	-	Asset-Backed Security
AGC	-	Insured by Assured Guaranty Corp.
AGM	-	Insured by Assured Guaranty Municipal Corp.
AGM-CR	-	Insured by Assured Guaranty Municipal Corp. Insured
Custodial receipts
AMBAC	-	Insured by American Municipal Bond Assurance Corp.
AMT	-	Alternative Minimum Tax (subject to)
BAM	-	Build America Mutual Assurance Co.
CFD	-	Community Facilities District
COPS	-	Certificates of Participation
ETM	-	Escrowed to Maturity
GO	-	General Obligation
IDA	-	Industrial Development Agency
LIBOR	-	London Interbank Offered Rates
LP	-	Limited Partnership
LT	-	Limited Tax
MUN GOVT	-	Municipal Government Guaranteed NATL
GTD
NATL	-	National Public Finance Guarantee Corp.
NR	-	Not Rated
PSF-GTD	-	Guaranteed by Permanent School Fund
RB	-	Revenue Bond
RMKT	-	Remarketed
SD CRED	-	School District Credit Program
PROG
SOFR	-	Secured Overnight Financing Rate
ST AID	-	State Aid Withholding
WITHHLDG
TCRS	-	Transferable Custody Receipts
USD	-	United States Dollar
UT	-	Unlimited Tax
WR	-	Withdrawn Rating

ADDITIONAL INVESTMENT INFORMATION

SWAP CONTRACTS — At September 30, 2023, the Fund had the following swap contracts:

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/ Index(a)	Financing Rate Received (Paid) by the Fund	Credit Spread at September 30, 2023(b)	Counterparty	Termination Date	Notional Amount (000’s)	Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
California State Various Purpose GO Bonds Series 2003 5.000%, 12/20/2023	1.000%	0.187%	Morgan Stanley Co., Inc.	12/20/2023	10,000	$21,751	$(6,211)	$27,962
Illinois State GO Bonds, Series A, 5.000%, 12/20/2023	1.000%	0.051	Morgan Stanley Co., Inc.	12/20/2023	10,000	8,205	(16,811)	25,016
TOTAL						$29,956	$(23,022)	$52,978

(a)	Payments made quarterly.
(b)

Credit spread on the referenced obligation, together with the period of expiration, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.	153

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Schedule of Investments September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds - 97.4%

Alabama - 0.9%
Black Belt Energy Gas District Gas Prepay RB 2019 Series A (A1/NR)
$1,000,000	4.000	%(a)(b)	12/01/2049	$981,738
County of Jefferson AL Sewer Revenue (NR/BBB)
125,000	0.000	(c)	10/01/2050	131,446
Hoover Industrial Development Board RB for United States Steel Corp. Series 2019 (B1/BB-)
200,000	5.750		10/01/2049	195,516
Jefferson County Subordinate Lien Sewer RB Warrants Series 2013 D (NR/BBB)
30,000	6.500		10/01/2053	31,486
Midcity Improvement District Special Assessment RB Series 2022 (NR/NR)
100,000	3.875		11/01/2027	90,627
100,000	4.250		11/01/2032	85,118

				1,515,931

Alaska - 0.1%
Northern Tobacco Securitization Corp. Tobacco Settlement Asset Back Bonds Series 2021 (NR/A)
100,000	5.000		06/01/2031	106,741

Arizona - 1.3%
Arizona Health Facilities Authority Hospital RB for Banner Health Series 2007 B (NR/AA-) (3M USD LIBOR + 0.81%)
525,000	4.517	(d)	01/01/2037	473,208
Arizona IDA Lease RB for Greenville University Student Housing and Athletic Facilities Project Series 2022 (NR/BB+)
485,000	6.500	(e)	11/01/2053	439,047
Arizona Industrial Development Authority Hospital RB Phoenix Children’S Hospital Series 2020A (A1/A+)
300,000	4.000		02/01/2050	247,818
Arizona Industrial Development Authority RB for Candeo Schools Obligated Group Project Series 2020 A (SD CRED PROG) (NR/AA-)
25,000	3.375		07/01/2041	18,951
Arizona Industrial Development Authority RB for Great Lakes Senior Living Communities LLC Project First Tier Series 2019 A (NR/CCC-)
180,000	4.500		01/01/2049	97,230
Arizona Industrial Development Authority RB for Kipp New York, Inc. Macombs Facility Series 2021 A (NR/BBB-)
65,000	4.000		07/01/2051	49,870
Arizona Industrial Development Authority RB for Somerset Academy of Las Vegas Series 2021 A (NR/BB)
25,000	4.000	(e)	12/15/2051	17,309
Arizona Industrial Development Authority RB Refunding for Doral Academy of Northern Nevada Obligated Group Series 2021 A (Ba1/NR)
265,000	4.000	(e)	07/15/2041	205,813
County of Maricopa IDA Education RB Series 2021A (NR/BB+)
75,000	4.000	(e)	07/01/2041	59,731
County of Maricopa IDA Education RB Taxable Convertible Series 2021B (NR/BB+)
50,000	2.100	(a)(e)	07/01/2026	46,417
150,000	2.625	(a)(e)	07/01/2031	125,384
150,000	3.500	(a)(e)	07/01/2044	105,664

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Arizona – (continued)
Estrella Mountain Ranch Community Facilities District Lucero Assessment District No. 1 Special Assessment RB Series 2019 (NR/NR)
$99,000	4.750%		07/01/2043	$82,024
Glendale Industrial Development Authority RB for People of Faith, Inc. Obligated Group Series 2020 A (NR/NR)
100,000	5.000		05/15/2041	88,119
La Paz County Industrial Development Authority RB for Harmony Public Schools Series 2021 A (NR/BBB+)
50,000	4.000		02/15/2046	37,729
Maricopa County Industrial Development Authority RB for Arizona Autism Charter Schools Obligated Group Series 2021 A (NR/BB)
100,000	4.000	(e)	07/01/2051	71,132
Maricopa County Industrial Development Authority RB for Ottawa University Series 2020 (NR/NR)
25,000	5.125	(e)	10/01/2030	24,433

				2,189,879

Arkansas - 0.1%
Arkansas Development Finance Authority RB for Central Arkansas Radiation Therapy Institute, Inc. Series 2021 B (NR/NR)
50,000	4.250		07/01/2041	40,651
25,000	3.500		07/01/2046	15,016
Arkansas Development Finance Authority RB Refunding for Central Arkansas Radiation Therapy Institute, Inc. Series 2021 (NR/NR)
100,000	3.500		07/01/2038	70,810

				126,477

California - 8.6%
Alvord Unified School District GO Bonds Capital Appreciation for 2007 Election Series 2007 B (AGM) (A1/AA)
200,000	0.000	(f)	08/01/2036	108,311
Bay Area Toll Authority Bridge RB 2021 Series D (Aa3/AA) (SIFMA Municipal Swap Index Yield + 0.30%)
500,000	4.280	(b)(d)	04/01/2056	488,897
Bay Area Toll Authority Bridge RB 2021 Series E (Aa3/AA) (SIFMA Municipal Swap Index Yield + 0.41%)
350,000	4.390	(b)(d)	04/01/2056	341,144
California Community Choice Financing Authority Clean Energy Project RB Series 2022A (A1/NR)
575,000	4.000	(a)(b)	05/01/2053	556,643
California Community Housing Agency RB Series 2021A-1 Senior Bonds (NR/NR)
150,000	4.000	(e)	02/01/2056	115,605
California County Tobacco Securitization Agency RB Refunding for Gold Country Settlement Funding Corp. Series 2020 B-1 (NR/BBB+)
10,000	4.000		06/01/2049	9,922
California County Tobacco Securitization Agency RB Refunding for Sonoma County Securitization Corp. Series 2020 A (NR/BBB+)
50,000	4.000		06/01/2049	41,979
California County Tobacco Securitization Agency RB Refunding for Sonoma County Securitization Corp. Series 2020 B-1 (NR/BBB-)
15,000	5.000		06/01/2049	14,710

154	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

California – (continued)
California County Tobacco Securitization Agency RB Refunding for Sonoma County Securitization Corp. Series 2020 B-2 (NR/NR)
$250,000	0.000	%(f)	06/01/2055	$41,539
California County Tobacco Securitization Agency Tobacco Settlement RB Capital Appreciation Subordinate Series 2006 C (NR/NR)
400,000	0.000	(f)	06/01/2055	41,329
California Health Facilities Financing Authority RB for Lucile Salter Packard Childrens Hospital at Stanford 2016 Series B (A1/A+)
760,000	5.000		08/15/2055	749,637
California Health Facilities Financing Authority RB for Providence Health & Services Series 2014B (A2/A)
410,000	5.000		10/01/2044	399,902
California Health Facilities Financing Authority Refunding RB Lucile Salter Packard Children’S Hospital At Stanford 2022 Series A Forward Delivery (A1/A+)
135,000	4.000		05/15/2051	116,889
California Municipal Finance Authority RB for The Learning Choice Academy Series 2021 A (NR/BBB-)
100,000	4.000		07/01/2041	80,377
California Municipal Finance Authority Revenue Refunding Bonds for Eisenhower Medical Center Series 2017A (Baa2/NR)
150,000	5.000		07/01/2047	139,517
California Municipal Finance Authority Senior Lien RB for Linxs APM Project Series 2018A (NR/NR)
1,000,000	5.000		12/31/2043	979,940
California Municipal Finance Authority Solid Waste Disposal Refunding RB Republic Services, Inc. Project Series 2021A (NR/BBB+/A-2)
470,000	4.100	(a)(b)(g)	07/01/2041	469,989
California Municipal Finance Authority Special Facility RB For United Airlines International Airport Project Series 2019 (NR/BB-)
150,000	4.000		07/15/2029	143,555
California Pollution Control Financing Authority Water Furnishing RB for Poseidon Resources Desalination Project Series 2012 (Baa3/NR)
300,000	5.000	(e)	07/01/2037	299,968
California Pollution Control Financing Authority Water Furnishing RB for Poseidon Resources Desalination Project Series 2023 (Baa3/NR)
250,000	5.000	(e)	07/01/2034	258,559
275,000	5.000	(e)	07/01/2035	282,237
California Pollution Control Financing Authority Water Furnishing RB for Poseidon Resources LP Desalination Project Series 2012 (AMT) (Baa3/NR)
250,000	5.000	(e)	11/21/2045	237,779
California Public Finance Authority RB for Excelsior Charter School Project Series 2020 A (NR/NR)
55,000	5.000	(e)	06/15/2040	50,274
California School Finance Authority Charter School RB for Citizens of the World Obligated Group Series 2022A (NR/BB-)
250,000	6.250	(e)	04/01/2052	236,380

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

California – (continued)
California School Finance Authority Charter School RB for Classical Academies Oceanside Project Series 2022A (NR/BBB-)
$100,000	5.000	%(e)	10/01/2042	$94,338
California School Finance Authority Charter School RB for Lighthouse Community Public School Obligated Group Series 2022A (NR/NR)
250,000	6.375	(e)	06/01/2052	251,090
California School Finance Authority Charter School Refunding RB Partnerships To Uplift Communities Project Series 2023 Social Bonds (NR/BB+)
100,000	5.000	(e)	08/01/2033	99,878
California School Finance Authority RB for Lifeline Education Charter School, Inc. Series 2020 A (NR/BB+)
365,000	3.000	(e)	07/01/2030	318,083
California School Finance Authority RB for Santa Clarita Valley International Charter School Series 2021 A (NR/NR)
260,000	4.000	(e)	06/01/2031	239,082
California Statewide Communities Development Authority CFD No. 2022-03 Sheldon Farms Special Tax Bonds, Series 2023 (NR/NR)
250,000	5.000		09/01/2053	214,736
California Statewide Communities Development Authority Community Facilities District No. 2020-02 Special Tax for Improvement Area No. 1 Series 2021 (NR/NR)
125,000	4.000		09/01/2051	98,922
California Statewide Communities Development Authority Kaiser Permanente RB Series 2009C (NR/AA-)
120,000	5.000	(a)(b)	04/01/2046	128,255
California Statewide Communities Development Authority RB for Loma Linda University Medical Center Series 2016A (NR/BB)
250,000	5.250	(e)	12/01/2056	228,926
California Statewide Communities Development Authority RB Refunding for Loma Linda University Medical Center Series 2014 A (NR/BB)
275,000	5.500		12/01/2054	267,529
California Statewide Communities Development Authority Special Tax Bonds Series 2022 (NR/NR)
50,000	5.125		09/01/2042	47,904
California Statewide Communities Development Authority Student Housing Refunding RB for University of California Irvine East Campus Apartments Series 2016 (Baa1/NR)
100,000	5.000		05/15/2040	100,092
California Statewide Community Development Authority Pollution Control Refunding RB 2010 Series A (A2/A-)
190,000	1.750		09/01/2029	153,419
City & County of San Francisco Community Facilities District No. 2016-1 Special Tax Bonds Series 2021 (NR/NR)
50,000	4.000		09/01/2041	42,116
City & County of San Francisco Special Tax District No. 2020-1 for Mission Rock Facilities and Services Series 2021 A (NR/NR)
50,000	4.000	(e)	09/01/2036	43,942
City of Alameda Community Facilities District 2023 Special Tax Bonds (NR/NR)
50,000	5.000		09/01/2048	43,322
City of Beaumont CFD No. 2016-3 Sundance 2023 Special Tax Bonds (NR/NR)
245,000	5.000		09/01/2048	224,668

The accompanying notes are an integral part of these financial statements.	155

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

California – (continued)
City of Chula Vista CA Community Facilities District No. 16-1 Special Tax for Improvement Area No. 2 Series 2021 (NR/NR)
$250,000	4.000%		09/01/2046	$209,249
City of Ontario CA Community Facilities District No. 43 Special Tax Bonds Series 2020 (NR/NR)
25,000	3.000		09/01/2039	17,729
City of Palm Desert Community Facilities District No. 2021-1 Special Tax Refunding Bonds Series 2021 (NR/NR)
100,000	3.000		09/01/2031	87,186
City of Roseville Creekview Community Facilities District No. 1 Improvement Area No. 2 Special Tax Bonds Series 2023 (NR/NR)
75,000	5.000		09/01/2038	70,614
City of Roseville Special Tax Villages at Sierra Vista Community Facilities District No. 1 Series 2020 (NR/NR)
25,000	4.000		09/01/2040	21,293
City of San Francisco Airport Commission International Airport Second Series RB Series 2018E (A1/A+)
400,000	5.000		05/01/2048	408,960
City of San Francisco Airport Commission International Airport Second Series RB Series 2019A (A1/A+)
490,000	5.000		05/01/2049	485,911
CMFA Special Finance Agency VIII Essential Housing RB 2021A- 1 (NR/NR)
150,000	3.000	(e)	08/01/2056	92,341
County of Los Angeles CA Community Facilities District NO 2021-01 (NR/NR)
100,000	5.000		09/01/2047	93,117
Eastern Foothill Transportation Corridor Agency Senior Lien Toll Road Refunding RB Series 2021A (Baa2/A)
750,000	4.000		01/15/2046	669,463
Golden State Securitization Settlement Corp ABS Bond Series 2021 2021B-1 (NR/BBB-)
635,000	3.850		06/01/2050	575,979
Inland Empire Tobacco Securitization Authority RB Turbo Asset- Backed Bonds for Capital Appreciation Series 2007 C-1 (NR/CCC)
250,000	0.000	(f)	06/01/2036	108,534
Modesto Financing Authority Domestic Project RB 2007F (NATL) (Baa2/AA) (3M USD LIBOR + 0.63%)
525,000	4.430	(d)	09/01/2037	458,622
Rancho Cordova Community Facilities District No. 2003-1 Special Tax Refunding for Sunridge Anatolia Series 2016 (NR/NR)
125,000	3.000		09/01/2034	106,898
River Islands Public Financing Authority CFD Improvement Area Subordinate Special Tax Refunding Bonds Series 2022B-1 (NR/NR)
170,000	5.000		09/01/2042	157,933
Roseville California Community Facilities District No. 5 Special Tax for Fiddyment Ranch Project Series 2021 (NR/NR)
25,000	2.500		09/01/2037	17,285
125,000	4.000		09/01/2041	106,316
275,000	4.000		09/01/2050	215,733
Sacramento County Financing Authority RB Series 2007B (NATL) (Aa3/AA-) (3M USD LIBOR + 0.55%)
1,180,000	4.350	(d)	06/01/2034	1,038,644

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

California – (continued)
San Diego County Regional Airport Authority Subordinate Airport RB Series 2021B (A2/NR)
$150,000	4.000%		07/01/2039	$137,162
San Gorgonio Memorial Health Care District GO Refunding Bonds Series 2020 (Ba2/NR)
100,000	4.000		08/01/2032	85,757
Tejon Ranch Public Facilities Financing Authority Special Tax for Community Facilities District No. 2008-1 Series 2020 (NR/NR)
100,000	4.000		09/01/2050	78,099
Town of Tiburon Special Assessment for Assessment District No. 2017-1 Series 2021 A (NR/NR)
50,000	2.500		09/02/2046	28,361
Washington Township Health Care District RB 2023 Series A (Baa3/NR)
50,000	5.750		07/01/2053	50,342

				14,122,912

Colorado - 4.0%
Citadel on Colfax Business Improvement District Senior RB Series 2020 A (NR/NR)
125,000	5.350		12/01/2050	104,277
Citadel on Colfax Business Improvement District Senior RB Series 2020 B (NR/NR)
100,000	7.875		12/15/2050	87,222
City of Denver Airport System Subordinate RB Series 2018A (A1/A+)
575,000	5.250		12/01/2043	583,511
Colorado Education & Cultural Facilities Authority Charter School RB Series 2021 (Baa3/NR)
100,000	4.000		10/01/2056	68,761
Colorado Educational and Cultural Facilities Authority Charter School RB for James Irwin Educational Foundation Project Series 2022 (NR/BBB)
100,000	5.000		09/01/2052	89,524
Colorado Educational and Cultural Facilities Authority Charter School RB for STEM School Project Series 2019 (Baa3/NR)
90,000	5.000		11/01/2049	76,963
Colorado Health Facilities Authority American Eagle Delaware Holding Company Series 2022A-1 (NR/NR)
695,000	6.000		07/01/2036	633,967
Colorado Health Facilities Authority American Eagle Delaware Holding Company Series 2022A-2 (NR/NR)
440,000	6.000		07/01/2031	418,486
Colorado Health Facilities Authority Hospital RB Boulder Community Health Project Series 2020 (A3/A-)
275,000	4.000		10/01/2038	247,768
300,000	4.000		10/01/2039	266,033
300,000	4.000		10/01/2040	261,464
Colorado Health Facilities Authority RB for Parkview Medical Center, Inc. Obligated Group Series 2020 A (Baa1/NR)
200,000	4.000		09/01/2050	156,198
Colorado Health Facilities Authority RB for Senior Living American Eagle Portfolio Project Series 2022B-1 (NR/NR)
101,026	5.000	(a)	07/01/2057	74,640
Colorado Health Facilities Authority RB Refunding for Adventist Health System/Sunbelt Obligated Group Series 2019 A (Aa2/AA)
100,000	4.000		11/15/2043	90,036

156	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Colorado – (continued)
Colorado Health Facilities Authority RB Series 2019A-2 (Baa1/A-)
$885,000	4.000%		08/01/2049	$712,840
Denver Colorado City & County Special Facilities Airport RB Refunding for United Air Lines, Inc. Project Series 2017 (NR/BB-)
650,000	5.000		10/01/2032	631,215
Denver Health & Hospital Authority Healthcare Revenue Refunding Bonds Series 2017A (NR/BBB)
175,000	4.000	(e)	12/01/2035	153,739
185,000	4.000	(e)	12/01/2036	158,731
E-470 Public Highway Authority RB Series 2004 A (NATL) (A1/A+)
20,000	0.000	(f)	09/01/2034	12,160
Fiddler’s Business Improvement District GO Refunding Bonds Series 2022 (NR/NR)
150,000	5.000	(e)	12/01/2032	146,883
Rampart Range Metropolitan District No. 5 RB Series 2021 (NR/NR)
500,000	4.000		12/01/2041	366,980
Senac South Metropolitan District GO LT Bonds Series 2021A3 (NR/NR)
915,000	5.250		12/01/2051	736,318
Sterling Ranch Community Authority Board RB Refunding for Sterling Ranch Colorado Metropolitan District No. 2 Series 2020 A (NR/NR)
575,000	3.375		12/01/2030	502,823

				6,580,539

Connecticut - 0.2%
City of Stamford Housing Authority RB Anticipation Notes for Dogwoods Project Series 2022 (NR/NR)
100,000	11.000	(e)	12/01/2027	105,146
State of Connecticut Health & Educational Facilities Authority RB Series E (NR/NR)
230,000	4.000		07/01/2041	184,923
State of Connecticut Health and Educational Facilities Authority RB for University of Hartford 2022 Series P (NR/BB+)
55,000	5.375		07/01/2052	47,242
Steel Point Infrastructure Improvement District Tax Allocation for Steelpointe Harbor Project Series 2021 (NR/NR)
100,000	4.000	(e)	04/01/2041	81,718

				419,029

Delaware - 0.0%
Delaware Economic Development Authority Charter School RB for Aspira of Delaware Charter Operations Project Series 2022A (NR/BB)
50,000	3.000		06/01/2032	40,630
50,000	4.000		06/01/2042	37,750

				78,380

District of Columbia - 1.1%
District of Columbia Private Activity RB Series 2022A (A3/NR)
100,000	5.500		02/28/2037	106,378
Metropolitan Washington Airports Authority Airport System Revenue Refunding Bonds Series 2019A (Aa3/AA-)
1,500,000	5.000		10/01/2044	1,499,262
Metropolitan Washington Airports Authority Dulles Toll Road RB Series 2019 B (AGM) (A1/AA)
125,000	3.000		10/01/2050	84,370

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

District of Columbia – (continued)
Metropolitan Washington Airports Authority Dulles Toll Road RB Series 2019 B (AGM) (A1/AA) – (continued)
$100,000	4.000%		10/01/2053	$86,251

				1,776,261

Florida - 18.7%
Abbott Square Community Development District Special Assessment Bonds Series 2022 (NR/NR)
200,000	5.000		06/15/2032	194,925
AH at Turnpike South Community Development District Special Assessment Phase 3 Project Series 2021 (NR/NR)
500,000	4.000		05/01/2051	363,271
Alachua County Health Facilities Authority Continuing Care Retirement Community RB Series 2022 (NR/NR)
250,000	4.000		10/01/2046	180,652
Astonia Community Development District Polk County, Florida Special Assessment Bonds, Series 2023 Assessment Area Three Project (NR/NR)
65,000	5.125		06/15/2043	60,386
Astonia Community Development District Special Assessment for Assessment Area 2 Project Series 2021 (NR/NR)
55,000	3.200	(e)	05/01/2041	39,673
Astonia Community Development District Special Assessment for North Parcel Assessment Area Project Series 2021 (NR/NR)
15,000	2.500	(e)	05/01/2026	14,158
50,000	3.200	(e)	05/01/2041	36,055
Avalon Groves Community Development District Special Assessment for Assessment Area Three Project Series 2021 (NR/NR)
95,000	2.375		05/01/2026	88,968
Avalon Groves Community Development District Special Assessment for Phases 3 and 4 Sub Assessment Area One Series 2021 (NR/NR)
25,000	3.125		05/01/2041	17,528
Avenir Community Development District Special Assessment Bonds Series 2023 (NR/NR)
50,000	4.500		05/01/2030	48,666
100,000	5.375		05/01/2043	94,168
Babcock Ranch Community Independent Special District Special Assessment Series 2021 (NR/NR)
660,000	2.875		05/01/2031	559,676
Bannon Lakes Community Development District Special Assessment Series 2021 (NR/NR)
200,000	3.000	(e)	05/01/2031	171,254
Bellagio Community Development District Special Assessment Bonds Series 2013 (NR/BBB)
35,000	6.000		11/01/2027	36,053
Belmont II Community Development District Special Assessment Series 2020 (NR/NR)
100,000	3.625		12/15/2040	80,949
Berry Bay Community Development District Special Assessment for Assessment Area 1 Project Series 2021 (NR/NR)
500,000	3.125		05/01/2031	432,837
Berry Bay Community Development District Special Assessment RB Series 2023 (NR/NR)
130,000	5.500		05/01/2043	124,148
Black Creek Community Development District Special Assessment Bonds Series 2022 (NR/NR)
205,000	4.800		06/15/2027	202,528

The accompanying notes are an integral part of these financial statements.	157

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Bridgewater Community Development District Special Assessment Bonds for Assessment Area One Project Series 2022 (NR/NR)
$100,000	3.250%		06/15/2042	$70,042
Broward County Port Facilities RB Series 2019B (A1/A)
300,000	4.000		09/01/2049	247,690
Buckhead Trails Community Development District Special Assessment Bonds for Manatee County Project Series 2022 (NR/NR)
45,000	4.750		05/01/2027	44,158
Buena Lago Community Development District Capital Improvement RB Series 2022 (NR/NR)
165,000	4.000		05/01/2027	160,036
Capital Trust Agency Student Housing RB for University Bridge LLC Series 2018 A (Ba2/NR)
625,000	5.250	(e)	12/01/2058	534,870
Capital Trust Agency, Inc. RB for AcadeMir Charter School West Series 2021 A-2 (Ba2/NR)
100,000	4.000	(e)	07/01/2051	68,925
Capital Trust Agency, Inc. RB for Liza Jackson Preparatory School, Inc. Series 2020 A (Baa3/NR)
180,000	4.000		08/01/2030	168,926
Capital Trust Agency, Inc. RB for University Bridge LLC Series 2018 A (Ba2/NR)
100,000	4.000	(e)	12/01/2028	93,333
300,000	5.250	(e)	12/01/2043	269,976
Celebration Community Development District Special Assessment for Assessment Area One Project Series 2021 (NR/NR)
235,000	2.750		05/01/2031	196,592
CFM Community Development District Special Assessment Bonds Series 2021 (NR/NR)
100,000	3.350		05/01/2041	72,329
Chapel Creek Community Development District Special Assessment Series 2021 (NR/NR)
95,000	3.375	(e)	05/01/2041	69,541
Chapel Crossings Community Development District Special Assessment Series 2020 (NR/NR)
95,000	3.700	(e)	05/01/2040	73,591
Charles Cove Community Development District Special Assessment RB Series 2021 (NR/NR)
105,000	2.400		05/01/2026	98,299
Charlotte County IDA Utility System RB Series 2021A (NR/NR)
200,000	4.000	(e)	10/01/2051	144,260
City of Jacksonville RB Refunding for Genesis Health, Inc. Obligated Group Series 2020 (NR/A-)
145,000	4.000		11/01/2039	124,983
City of Palmetto Educational Facilities Refunding RB Series 2022A (NR/BBB-)
100,000	5.125		06/01/2042	94,719
Coddington Community Development District (NR/NR)
260,000	5.000		05/01/2032	255,352
Connerton East Community Development District Special Assessment Bonds Series 2023 (NR/NR)
100,000	5.250		06/15/2043	95,388
Cope’s Landing Community Development District Capital Improvement RB 2023 Project Area Series 2023 (NR/NR)
100,000	5.750		05/01/2043	97,708

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Copper Oaks Community Development District Special Assesstment Refunding and Improvement Bonds Series 2021 (NR/NR)
$175,000	3.000%		05/01/2031	$149,074
175,000	3.000		05/01/2035	135,792
Corkscrew Crossing Community Development District Special Assessment Bonds Series 2023 (NR/NR)
200,000	4.300		05/01/2033	189,733
Creekview Community Development District Special Assessment RB Series 2022 (NR/NR)
50,000	3.875		05/01/2027	48,224
50,000	4.250		05/01/2032	46,851
270,000	4.625		05/01/2042	234,884
Cross Creek North Community Development District Special Assessment Bonds Series 2022 (NR/NR)
340,000	4.250		05/01/2042	288,099
Cross Creek North Community Development District Special Assessment Bonds Series 2023 (NR/NR)
100,000	5.125		05/01/2043	92,156
Crossings Community Development District Special Assessment Bonds Series 2022 (NR/NR)
165,000	4.250		05/01/2027	161,212
260,000	4.750		05/01/2032	250,797
Cypress Bluff Community Development District Special Assessment for Del WEBB Project Series 2020 A (NR/NR)
145,000	2.700	(e)	05/01/2025	139,686
310,000	3.125	(e)	05/01/2030	272,561
Cypress Mill Community Development District Special Assessment Bonds for Bank Qualified 2023 Project Series 2023 (NR/BBB)
50,000	5.000		05/01/2053	43,488
Cypress Park Estates Community Development District Special Assessment Area 1 Project Series 2020 (NR/NR)
50,000	2.625	(e)	05/01/2025	48,273
Deerbrook Community Development District Pasco County, Florida Special Assessment Bonds, Series 2023 2023 Project (NR/NR)
100,000	5.250		05/01/2043	92,836
DG Farms Community Development District Special Assessment Series 2020 (NR/NR)
295,000	3.750		05/01/2040	231,108
DW Bayview Community Development District Sepcial Assessment Bonds for Manatee County Series 2022 (NR/NR)
140,000	4.300		05/01/2027	136,310
DW Bayview Community Development District Special Assessment Bond Series 2021 (NR/NR)
50,000	3.375	(e)	05/01/2041	36,618
Eagle Hammock Community Development District Special Assessment Bonds Series 2022 (NR/NR)
235,000	4.875		05/01/2032	229,204
East 547 Community Development District Special Assessment Bond for Assessment Area One Project Series 2021 (NR/NR)
45,000	3.300		05/01/2041	32,383
Eden Hills Community Development District Special Assessment Bonds Series 2022 (NR/NR)
75,000	3.625		05/01/2032	66,667
Eden Hills Community Development District Special Assessment Series 2020 (NR/NR)
100,000	4.000		05/01/2040	86,171

158	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Edgewater East Community Development District Special Assessment for Assessment Area Once Series 2021 (NR/NR)
$130,000	3.600%		05/01/2041	$99,332
Edgewater East Community Development District Special Assessment RB Series 2022 (NR/NR)
125,000	3.375		05/01/2032	107,567
Escambia County Health Facilities Authority Health Care Facilities RB Series 2020A (Baa2/BBB)
760,000	4.000		08/15/2045	613,772
Eureka Grove Community Development District Special Assessment Bonds for 2021 Project Series 2021 (NR/NR)
685,000	3.500		05/01/2041	504,160
Evergreen Community Development District Special Assessment RB Series 2019 (NR/NR)
100,000	5.000	(e)	11/01/2039	93,879
Fiddlers Creek Community Development District No. 2 Special Assessment Refunding Series 2019 (NR/NR)
195,000	5.000		05/01/2035	190,458
Florida Development Finance Corp. Educational Facilities RB Series 2022A (Ba3/NR)
100,000	5.000	(e)	07/01/2032	91,100
135,000	5.375	(e)	07/01/2042	115,281
Florida Development Finance Corp. Educational RB for Cornerstone Charter Academy Project Series 2022 (NR/BB+)
100,000	5.000	(e)	10/01/2042	91,724
Florida Development Finance Corp. RB for Brightline Passenger Rail Expansion Project Series 2022A (NR/NR)
500,000	7.250	(a)(b)(e)	07/01/2057	520,000
Florida Development Finance Corp. RB for Brightline Passenger Rail Expansion Project Series 2023C (NR/NR)
500,000	0.000	(a)(b)(c)(e)	07/01/2057	494,996
Florida Development Finance Corp. RB for Discovery High School & Discovery Academy of Lake Alfred Obligated Group Series 2020 A (NR/NR)
100,000	4.000	(e)	06/01/2030	90,319
Florida Development Finance Corp. RB for Mayflower Retirement Center, Inc. Obligated Group Series 2020 A (NR/NR)
100,000	5.125	(e)	06/01/2040	82,920
Florida Development Finance Corp. RB for United Cerebral Palsy of Central Florida, Inc. Series 2020 A (NR/NR)
100,000	4.000		06/01/2030	90,370
Florida Development Finance Corp. RB Refunding for Brightline Trains Florida LLC Series 2019 B (NR/NR)
700,000	7.375	(e)	01/01/2049	694,138
Florida Development Finance Corp. RB Refunding for Global Outreach Charter Academy Obligated Group Series 2021 A (Ba3/NR)
100,000	4.000	(e)	06/30/2041	76,878
Florida Development Finance Corp. Surface Transportation Facility RB for Virgin Trains USA Passenger Rail Project Series 2019A (NR/NR)
400,000	6.500	(a)(b)(e)	01/01/2049	379,746
Florida Development Finance Corp. Surface Transportation Facility RB Series 2019A (NR/NR)
100,000	6.375	(a)(b)(e)	01/01/2049	95,260
Florida Higher Educational Facilities Financial Authority RB Ringling College of Art and Design, Inc. Series 2017 (NR/BBB)
150,000	5.000		03/01/2047	135,945

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Forest Lake Community Development District Special Assessment Bonds Series 2022 (NR/NR)
$40,000	4.750	%(e)	05/01/2027	$39,584
90,000	5.000	(e)	05/01/2032	87,852
Gracewater Sarasota Community Development District Special Assessment Bonds Series 2021 (NR/NR)
165,000	2.950		05/01/2031	140,099
75,000	3.350		05/01/2041	54,313
Grand Oaks Community Development District Special Assessment Bonds Assessment Area 2 Series 2020 (NR/NR)
100,000	4.000		05/01/2030	93,638
Grand Oaks Community Development District Special Assessment RB Series 2019 A (NR/NR)
50,000	4.750		11/01/2039	45,081
Grand Oaks Community Development District Special Assessment RB Series 2021 (NR/NR)
60,000	3.500		11/01/2041	43,906
Grande Pines Community Development District Special Assessment Bonds Series 2021 (NR/NR)
710,000	3.750		05/01/2041	541,061
Hammock Reserve Community Development District Special Assessment Bonds Series 2022 (NR/NR)
30,000	4.200		05/01/2027	29,198
Harmony On Lake Eloise Community Development District City of Winter Haven, Florida Capital Improvement RB, Series 2023 Assessment Area One (NR/NR)
80,000	5.125		05/01/2043	74,522
Harmony West Community Development District Special Assessment RB Series 2023 (NR/NR)
300,000	5.300		05/01/2053	277,696
Hawkstone Community Development District Special Assessment RB Series 2021 (NR/NR)
125,000	3.450		05/01/2041	93,228
Hawkstone Community Development District Special Assessment RB Series 2023 (NR/NR)
485,000	4.375		05/01/2030	468,959
Highland Meadows West Community Development District Special Assessment for Assessment Area 3 Series 2020 A (NR/NR)
40,000	2.875		05/01/2025	38,633
Hills Minneola Community Development District Special Assessments for South Parcel Assessment Area Series 2020 (NR/NR)
25,000	3.500	(e)	05/01/2031	22,206
Hills Minneola Community Development District Special Assessments for South Parcel Assessment Area Series 2021 (NR/NR)
135,000	2.375		05/01/2026	126,397
Hillsborough County Aviation Authority Revenue Refunding Bonds Series 2015-A (NR/AA-)
350,000	5.000		10/01/2040	345,567
Homestead 50 Community Development District Special Assessment Refunding Bonds Series 2021 (NR/NR)
125,000	3.000		05/01/2037	92,878
K-Bar Ranch II Community Development District Special Assessment Bonds Series 2021 (NR/NR)
100,000	3.125		05/01/2041	69,974
Kindred Community Development District II Special Assessment Bonds Series 2020 (NR/NR)
100,000	3.500		05/01/2040	76,036

The accompanying notes are an integral part of these financial statements.	159

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Kindred Community Development District II Special Assessment Bonds Series 2021 (NR/NR)
$100,000	2.700%		05/01/2031	$83,760
Kindred Community Development District II Special Assessment RB Series 2023 (NR/NR)
100,000	4.900		05/01/2033	97,387
Kingman Gate Community Development District Special Assessment Bonds Series 2021 (NR/NR)
50,000	3.600		06/15/2041	39,821
Lake Deer Community Development District Special Assessment Bonds for Polk County Series 2022 (NR/NR)
200,000	5.500		05/01/2042	185,086
Lake Emma Community Development District Special Assessment Bonds for Assessment Area Two Series 2023 (NR/NR)
50,000	4.500	(e)	05/01/2030	48,502
Lakewood Ranch Stewardship District Special Assessment for Azario Project Series 2019 (NR/NR)
85,000	3.400		05/01/2030	76,550
Lakewood Ranch Stewardship District Special Assessment for Azario Project Series 2020 A (NR/NR)
100,000	3.200		05/01/2030	88,269
Lakewood Ranch Stewardship District Special Assessment for Northeast Sector Phase 2A Project Series 2019 (NR/NR)
125,000	3.250		05/01/2029	114,127
Lakewood Ranch Stewardship District Special Assessment RB Series 2021 (NR/NR)
140,000	2.300		05/01/2026	131,250
Landings at Miami Community Development District Special Assessment Bonds Series 2018 (NR/NR)
100,000	4.750	(e)	11/01/2048	83,825
Landmark at Doral Community Development District Subordinate Special Assessment Refunding for North Parcel Assessment Area Series 2019 A-2 (NR/NR)
75,000	4.000		05/01/2038	62,976
Lawson Dunes Community Development District Special Assessment Bonds Series 2022 (NR/NR)
85,000	4.750		05/01/2032	81,713
45,000	5.000		05/01/2042	41,369
Live Oak Lake Community Development District Special Assessment Series 2020 (NR/NR)
110,000	3.125		05/01/2025	106,943
LTC Ranch West Residential Community Development District Special Assessment Bonds Series 2021 B (NR/NR)
75,000	3.250		05/01/2031	65,042
LTC Ranch West Residential Community Development District Special Assessment for Assessment Area One Project Series 2021 A (NR/NR)
50,000	3.450		05/01/2041	36,875
Mangrove Point Community Development District Capital Improvement RB Series 2022 (NR/NR)
75,000	4.250		05/01/2042	62,062
Meadow View at Twin Creeks Community Development District Special Assessment Bonds Series 2021 (NR/NR)
160,000	3.250		05/01/2041	113,433
Miami Dade County Avaiation Revenue Refunding Bonds Series 2017B (AMT) (NR/A)
175,000	5.000		10/01/2040	173,372

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Miami-Dade County IDA Educational Facilities RB for Academir Charter Schools Project Series 2022A (Ba2/NR)
$100,000	5.000	%(e)	07/01/2037	$93,292
100,000	5.250	(e)	07/01/2042	91,618
Midtown Miami Community Development District Special Assessment Revenue Refunding Bonds for Parking Garage Project Series 2014A (NR/NR)
240,000	5.000		05/01/2037	224,472
Mirada Community Development District Capital Improvement RB Series 2021 (NR/NR)
100,000	3.250		05/01/2032	85,950
Mirada II Community Development District Special Assessment Bonds Series 2021 (NR/NR)
100,000	3.500		05/01/2041	74,622
100,000	4.000		05/01/2051	72,524
North Park Isle Community Development District Special Assessment RB Series 2021 (NR/NR)
200,000	3.375		11/01/2041	145,172
North Powerline Road Community Development District Special Assessment Bonds Series 2022 (NR/NR)
195,000	4.750	(e)	05/01/2027	191,290
North Powerline Road Community Development District Special Assessment Series 2020 (NR/NR)
100,000	3.625		05/01/2040	76,674
Ocala Preserve Community Development District Capital Improvement RB Series 2021 (NR/NR)
155,000	2.375		11/01/2026	142,677
330,000	2.875		11/01/2031	275,059
Ocala Preserve Community Development District Capital Improvement RB Series 2023 (NR/NR)
50,000	4.875		05/01/2030	49,231
Orange Blossom Groves Community Development District Special Assessment Bonds Series 2023 (NR/NR)
50,000	5.250		06/15/2043	47,694
Palm Beach County Health Facilities Authority Revenue Refunding Bonds Series 2022 (NR/NR)
175,000	4.000		06/01/2036	144,252
Palm Glades Community Development District Special Assessment Bonds Series 2020 (NR/NR)
15,000	3.250	(e)	05/01/2024	14,863
Park East Community Development District Special Assessment Bonds Series 2021 (NR/NR)
50,000	3.150		11/01/2041	34,592
Parkview at Long Lake Ranch Community Development District Special Assessment Series 2020 (NR/NR)
155,000	3.750		05/01/2040	120,468
Parrish Lakes Community Development District Capital Improvement RB for Special Assessment Area Two Series 2023A (NR/NR)
50,000	4.625		05/01/2030	48,332
Pine Ridge Plantation Community Development District Special Assessment Refunding Bonds 2020 A-1 (AGM) (NR/AA)
210,000	2.625		05/01/2034	164,408
Portico Community Development District Special Assessment Refunding Series 2020-1 (NR/NR)
125,000	3.500		05/01/2037	98,712
Preserve at South Branch Community Development District Special Assessment Phase 2 RB Series 2019 (NR/NR)
100,000	3.500		11/01/2030	91,765

160	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Preston Cove Community Development District Special Assessment RB Series 2022 (NR/NR)
$675,000	3.600%		05/01/2032	$591,201
Quail Roost Community Development District Special Assessment for Expansion Area Project Series 2021 (NR/NR)
35,000	2.200		12/15/2026	32,231
Reunion West Community Development District Special Assessment Refunding Bonds Series 2022 (NR/NR)
100,000	3.000		05/01/2036	79,314
Rhodine Road North Community Development District Special Assessment Bonds Series 2022 (NR/NR)
90,000	3.300		05/01/2042	66,878
Rolling Hills Community Development District Capital Improvement RB Series 2022A-1 (NR/NR)
205,000	3.125		05/01/2027	192,313
365,000	3.400		05/01/2032	314,734
Rutland Ranch Community Development District Special Assessment Bonds Series 2021 (NR/NR)
160,000	2.450		11/01/2026	148,396
Rye Crossing Community Development District Capital Improvement RB Series 2023 (NR/NR)
75,000	5.000		05/01/2043	68,934
Rye Ranch Community Development District Special Assessment Bonds for Assessment Area One, Series 2023 (NR/NR)
50,000	5.750	(e)	11/01/2043	47,653
Sampson Creek Community Development District Special Assessment Bonds Series 2020 (AGM) (NR/AA)
100,000	2.625		05/01/2040	69,889
Sandmine Road Community Development District Special Assessment Bonds Series 2021 (NR/NR)
85,000	3.300		11/01/2041	62,165
Sarasota County Public Hospital District Fixed Rate Hospital RB Series 2018 (A1/NR)
250,000	4.000		07/01/2048	220,950
Scenic Highway Community Development District Special Assessment Series 2020 (NR/NR)
50,000	3.750		05/01/2040	38,816
Scenic Terrace South Community Development District Special Assessment Bonds Series 2022 (NR/NR)
50,000	4.125		05/01/2032	46,267
70,000	4.500		05/01/2042	59,676
Seaton Creek Reserve Community Development District City of Jacksonville, Florida Special Assessment Bonds, Series 2023 Assessment Area One (NR/NR)
100,000	5.250	(e)	06/15/2043	93,917
Sedona Point Community Development District Miami-Dade County, Florida Special Assessment Bonds, Series 2023 2023 Project (NR/NR)
225,000	5.000		06/15/2043	209,249
Seminole Improvement District Utilities RB for City of Westlake Series 2022 (NR/NR)
100,000	5.000		10/01/2032	96,696
Seminole Palms Community Development District City of Palm Coast, Florida Special Assessment Bonds, Series 2023 2023 Project Area (NR/NR)
90,000	5.500		05/01/2043	85,249
Sherwood Manor Community Development District Special Assessment RB Series 2023 (NR/NR)
50,000	4.625		05/01/2030	48,731

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Sherwood Manor Community Development District Special Assessment RB Series 2023 (NR/NR) – (continued)
$70,000	5.500%		05/01/2043	$66,849
Siena North Community Development District Special Assessment Bonds Series 2022 (NR/NR)
50,000	4.000		06/15/2042	39,649
Silver Palms West Community Development District Special Assessment Bonds Series 2022 (NR/NR)
100,000	3.000		06/15/2032	83,199
100,000	3.250		06/15/2042	71,440
Six Mile Creek Community Development District Capital Improvement & Refunding RB Series 2021 (NR/NR)
235,000	4.000		05/01/2052	169,294
Six Mile Creek Community Development District Special Assessment for Assessment Area 3 Phase 1 Series 2021 (NR/NR)
200,000	3.500		05/01/2041	147,329
Six Mile Creek Community Development District St. Johns County, Florida Capital Improvement RB, Series 2023 2023 Project Area (NR/NR)
100,000	5.500		05/01/2043	94,721
Sorrento Pines Community Development District Lake County, Florida Special Assessment Bonds, Series 2023 Assessment Area One (NR/NR)
70,000	5.250		05/01/2043	65,448
South Creek Community Development District Special Assessment for Assessment Area One Series 2021 (NR/NR)
25,000	3.250		06/15/2041	18,686
St. Augustine Lakes Community Development District Special Assessment Bonds Series 2022 (NR/NR)
520,000	5.375		06/15/2042	491,810
St. Johns County Industrial Development Authority RB Refunding for Life Care Ponte Vedra Obligated Group Obligated Group Series 2021 A (NR/NR)
100,000	4.000		12/15/2036	82,254
St. Johns County Industrial Development Authority RB Refunding for Presbyterian Retirement Communities, Inc. Obligated Group Series 2020 A (NR/NR)
150,000	4.000		08/01/2055	109,673
Stellar North Community Development District Special Assessment Bonds Series 2021 (NR/NR)
470,000	3.000		05/01/2031	400,370
Stonewater Community Development District Special Assestment RB Series 2021 (NR/NR)
130,000	3.000	(e)	11/01/2032	107,755
50,000	3.300	(e)	11/01/2041	35,979
Stoneybrook South at Championsgate Community Development District Special Assessment Bonds Series 2019 (NR/NR)
50,000	4.500		06/15/2039	44,431
Stoneybrook South at Championsgate Community Development District Special Assessment Bonds Series 2023 (NR/NR)
100,000	5.375		06/15/2043	95,831
Storey Creek Community Development District (NR/NR)
240,000	5.000		06/15/2032	235,670
Storey Drive Community Development District Special Assessment Bonds Series 2022 (NR/NR)
100,000	3.000		06/15/2032	84,036

The accompanying notes are an integral part of these financial statements.	161

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Storey Park Community Development District Special Assessment Bonds for Assessment Area Four Project Series 2021 (NR/NR)
$25,000	2.875	%(e)	06/15/2031	$21,711
Summer Woods Community Development District Special Assessment Bonds Series 2021 (NR/NR)
75,000	3.450		05/01/2041	55,127
Summer Woods Community Development District Special Assessment for Assessment Area Two Project Series 2020 (NR/NR)
80,000	3.750		05/01/2040	62,249
Talis Park Community Development District Capital Improvement RB Refunding Subordinate Series 2016 A-2 (NR/NR)
45,000	4.000		05/01/2033	40,919
Tamarindo Community Development District Special Assessment Bonds Series 2021 (NR/NR)
50,000	3.375		05/01/2041	36,614
Timber Creek Southwest Community Development District Special Assessment Bonds for Assessment Area Two Project Series 2021 (NR/NR)
50,000	3.300		12/15/2041	35,778
Tohoqua Community Development District Special Assessment Phase 4A/5A Project Series 2021 (NR/NR)
30,000	2.500		05/01/2026	28,171
Towne Park Community Development District Special Assessment Area 3D Project Series 2020 (NR/NR)
75,000	3.625	(e)	05/01/2040	60,323
Tradition Community Development District No. 9 Special Assessment Bonds Series 2021 (NR/NR)
540,000	2.700		05/01/2031	451,494
Trevesta Community Development District Special Assessment Area 2 Project Series 2020 (NR/NR)
100,000	3.250	(e)	05/01/2030	88,594
Triple Creek Community Development District Special Assessment Bonds Series 2021 (NR/NR)
305,000	2.375	(e)	11/01/2026	281,207
Triple Creek Community Development District Special Assessment for Villages N&P Projects Series 2021 (NR/NR)
30,000	2.500		11/01/2026	27,765
50,000	3.000		11/01/2031	42,318
40,000	3.500		11/01/2041	29,675
TSR Community Development District Special Assessment RB for Downtown Neighborhood Assessment Area Series 2019 (NR/NR)
100,000	3.375		11/01/2030	88,563
Tuckers Pointe Community Development District Special Assessment RB Series 2022 (NR/NR)
75,000	4.000		05/01/2042	59,441
Two Rivers East Community Development District Pasco County, Florida Special Assessment Bonds, Series 2023 Series 2023 Project (NR/NR)
200,000	5.750		05/01/2043	190,736
Two Rivers North Community Development District Special Assessment Bonds Series 2022 (NR/NR)
100,000	5.125		05/01/2042	91,795
University Park Recreation District Special Assessment Series 2019 (BAM) (NR/AA)
85,000	3.375		05/01/2045	64,328

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Varrea South Community Development District City of Plant City, Florida Capital Improvement RB, Series 2023 2023 Assessment Area (NR/NR)
$75,000	5.125%		05/01/2043	$70,200
V-Dana Community Development District Lee County, Florida Special Assessment Bonds, Series 2023 Assessment Area Two – 2023 Project Area (NR/NR)
75,000	5.250		05/01/2043	70,792
V-Dana Community Development District Special Assessment for Assessment Area One Series 2021 (NR/NR)
250,000	3.625		05/01/2041	190,733
Veranda Community Development District II Special Assessment Refunding for Veranda Oaks Project Series 2021 (NR/NR)
20,000	3.600	(e)	05/01/2041	14,918
Veranda Landing Community Development District Special Assessment Bonds, Series 2023 (NR/NR)
90,000	5.250		06/15/2043	84,426
Verandah East Community Development District Special Assessment Refunding & Improvement RB Series 2016 (NR/NR)
100,000	4.125		05/01/2034	90,795
Verano Community Development District Special Assessment Bonds Series 2022 (NR/NR)
310,000	5.875		11/01/2029	311,235
Verano Community Development District Special Assessment Bonds Series 2023 (NR/NR)
50,000	4.625		05/01/2030	48,862
Villa Portofino East Community Development District Special Assessment Refunding Series 2019 (NR/NR)
100,000	3.750		05/01/2037	82,213
Village Community Development District No. 13 Special Assessment RB Series 2020 (NR/NR)
50,000	2.625	(e)	05/01/2030	44,020
50,000	3.000	(e)	05/01/2035	40,940
Village Community Development District Special Assessment RB Series 2021 (NR/NR)
50,000	2.550		05/01/2031	43,065
100,000	2.850		05/01/2036	78,321
100,000	3.000		05/01/2041	71,195
Villages of Glen Creek Community Development District Capital Improvement RB Series 2022A (NR/NR)
100,000	5.125		05/01/2042	91,742
Villages of Glen Creek Community Development District Capital Improvement Revenue and Refunding Bonds Series 2022 (NR/NR)
45,000	3.450		05/01/2042	32,291
Villamar Community Development District Special Assessment Bonds for Phase 4 Project Series 2022 (NR/NR)
670,000	4.000		05/01/2042	532,883
Villamar Community Development District Special Assessment Bonds Series 2020 (NR/NR)
100,000	3.750		05/01/2040	77,901
West Port Community Development District Special Assessment Bonds for Charlotte County Series 2022 (NR/NR)
60,000	5.125		05/01/2042	54,851
West Port Community Development District Special Assessment Bonds Series 2020 (NR/NR)
125,000	4.000	(e)	05/01/2040	101,891
100,000	4.000	(e)	05/01/2051	72,866

162	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
West Port Community Development District Special Assessment for Assessment Area One Series 2021 (NR/NR)
$75,000	2.400%		05/01/2026	$70,231
25,000	3.000		05/01/2031	21,352
West Villages Improvement District Special Assessment RB Series 2023 (NR/NR)
100,000	4.625		05/01/2030	97,561
West Villages Improvement District Unit of Development No. 7 Master Infrastructure Special Assessment RB Series 2019 (NR/NR)
50,000	4.750		05/01/2039	45,186
West Villages Improvement District Unit of Development No. 7 Special Assessment RB Series 2021 (NR/NR)
60,000	3.500		05/01/2041	44,759
West Villages Improvement District Unit of Development No. 8 Special Assessment RB Series 2021 (NR/NR)
100,000	3.500		05/01/2041	74,135
Westside Haines City Community Development District Special Assessment Bond for Assessment Area One Project Series 2021 (NR/NR)
100,000	3.250		05/01/2041	72,110
Westview North Community Development District Special Assessment Bonds Series 2022 (NR/NR)
90,000	5.000		06/15/2029	88,723
Westwood of Pasco Community Development District Capital Improvement RB, Series 2023 (NR/NR)
200,000	4.625		05/01/2030	194,413
Whispering Pines Community Development District Special Assessment Bonds Series 2023 (NR/NR)
145,000	4.500		05/01/2030	141,687
Wildblue Community Development District Special Assessment Bonds Series 2019 (NR/NR)
150,000	4.250	(e)	06/15/2039	126,514
Willows Community Development District Special Assessment RB for Manatee County Series 2022 (NR/NR)
135,000	5.625		05/01/2042	131,654
Wind Meadows South Community Development District City of Bartow, Florida Special Assessment Bonds, Series 2023 Assessment Area Two Project (NR/NR)
265,000	4.500		05/01/2030	257,207
Wind Meadows South Community Development District Special Assessment Bond for Assessment Area One Project Series 2021 (NR/NR)
35,000	2.400		05/01/2026	32,775
150,000	2.950		05/01/2031	127,363
75,000	3.350		05/01/2041	54,379
Windward at Lakewood Ranch Community Development District Capital Improvement RB Series 2022 (NR/NR)
5,000	4.000		05/01/2042	3,970
Wiregrass II Community Development District Special Assessment Series 2020 (NR/NR)
100,000	3.700		05/01/2040	77,864
Zephyr Lakes Community Development District Special Assessment for Assessment Area Two Series 2021 (NR/NR)
25,000	3.375		05/01/2041	18,172

				30,708,128

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Georgia - 1.8%
Development Authority of Fulton County RB Wellstar Health System, Inc. Project, Series 2020A (A2/A+)
$750,000	4.000%		04/01/2050	$629,389
George L Smith II Congress Center Authority RB for Signia Hotel Management LLC Series 2021 (NR/BBB-)
35,000	2.375		01/01/2031	29,136
Main Street Natural Gas Gas Supply RB Series 2021A (Aa1/NR)
975,000	4.000	(a)(b)	07/01/2052	949,249
Main Street Natural Gas Inc. Gas Supply RB Series 2021C (A3/NR)
500,000	4.000	(a)(b)	05/01/2052	477,542
Main Street Natural Gas Inc. Gas Supply RB Series 2023B (Aa1/NR)
365,000	5.000	(a)(b)	07/01/2053	368,571
Monroe County Development Authority Pollution Control RB for Georgia Power Company Plant Scherer Project Series 2009 (Baa1/BBB+)
500,000	3.875	(a)(b)	10/01/2048	489,343

				2,943,230

Guam - 0.6%
A.B. Won Pat International Airport Authority Guam General RB 2023 Series A (Baa2/NR)
100,000	5.250		10/01/2029	98,518
100,000	5.250		10/01/2030	97,788
Antonio B Won Pat International Airport Authority Taxable RB Refunding Series 2021 A (Baa2/NR)
50,000	4.460		10/01/2043	35,294
Guam Department of Education COPS Refunding for John F. Kennedy High School & Energy Efficiency Project Series 2020 A (Ba2/B+)
20,000	3.625		02/01/2025	19,262
60,000	4.250		02/01/2030	55,653
Guam Government RB Refunding Series 2021 E (Ba1/NR)
275,000	3.250		11/15/2026	262,874
Guam Government RB Refunding Series 2021 F (Ba1/NR)
450,000	4.000		01/01/2042	364,179
Guam Waterworks Authority Water & Wastewater RB Series 2016 (Baa2/A-)
65,000	5.000		01/01/2046	61,261

				994,829

Hawaii - 0.2%
Hawaii State Department of Budget & Finance RB Refunding for Hawaiian Electric Co., Inc. Series 2019 (Ba3/NR)
100,000	3.200		07/01/2039	63,876
Hawaii State Department of Budget and Finance for Hawaiian Electric Company Inc. Special Purpose RB Series 2017A (Ba3/NR)
100,000	3.500		10/01/2049	60,609
State of Hawaii Department of Budget and Finance Special Purpose RB Refunding Series 2017A (Ba3/NR)
200,000	3.100		05/01/2026	149,601

				274,086

Idaho - 0.2%
City of Boise City, Idaho Airport Revenue and Revenue Refunding Bonds, Series 2021A (A1/NR)
275,000	5.000		09/01/2051	275,784

The accompanying notes are an integral part of these financial statements.	163

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Illinois - 8.0%
Board of Education of The City of Chicago UT GO Bonds Dedicated Revenues, Series 2021A (NR/BB+)
$100,000	5.000%		12/01/2039	$95,540
Board of Education of The City of Chicago UT GO Bonds Dedicated Revenues, Series 2022A (NR/BB+)
175,000	5.000		12/01/2047	161,609
Board of Education of The City of Chicago UT GO Refunding Bonds Dedicated Revenues, Series 2017G (NR/BB+)
250,000	5.000		12/01/2044	228,971
Chicago Illinois Board of Education GO Refunding Bonds Capital Appreciation for School Reform Series 1999 A (NATL) (Baa2/BB+)
100,000	0.000	(f)	12/01/2031	66,460
Chicago Illinois Board of Education Unlimited Tax GO Bonds for Capital Appreciation Boards School Reform Series 1998 B-1 (NATL) (Baa2/BB+)
85,000	0.000	(f)	12/01/2025	76,647
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2009 E (Ba2/BB+)
500,000	6.038		12/01/2029	481,960
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2016 A (NR/BB+)
100,000	7.000		12/01/2044	102,912
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2016 B (NR/BB+)
100,000	6.500		12/01/2046	102,523
Chicago Illinois GO Refunding Bonds Series 2017 A (NR/BBB+)
375,000	6.000		01/01/2038	389,291
City of Chicago Board of Education Dedicated Capital Improvement Tax Bonds Series 2023 (NR/NR)
150,000	5.000		04/01/2045	148,065
City of Chicago Board of Education UT GO Bonds Series 2021A (NR/BB+)
210,000	5.000		12/01/2036	206,565
250,000	5.000		12/01/2038	240,842
City of Chicago Board of Education UT GO Bonds Series 2022A (NR/BB+)
500,000	4.000		12/01/2047	388,408
City of Chicago Board of Education UT GO Refunding Bonds Series 2017C (NR/BB+)
500,000	5.000		12/01/2025	505,332
City of Chicago Board of Education UT GO Refunding Bonds Series 2018A (AGM) (NR/AA)
450,000	5.000		12/01/2029	459,310
City of Chicago Board of Education UT GO Refunding Bonds Series 2018C (NR/BB+)
100,000	5.000		12/01/2024	100,553
City of Chicago Board of Education UT GO Series 2015E Project Bonds (NR/BB+)
100,000	5.125		12/01/2032	98,140
City of Chicago GO Bonds Project & Refunding Series 2014A (Baa3/BBB+)
500,000	5.000		01/01/2036	501,024
City of Chicago GO Bonds Series 2019A (NR/BBB+)
200,000	5.500		01/01/2049	200,443
City of Chicago GO Bonds Series 2021B (NR/BBB+)
826,000	4.000		01/01/2049	643,655

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Illinois – (continued)
City of Chicago O’Hare International Airport General Airport Senior Lien RB Series 2022A (NR/A+)
$200,000	5.000%		01/01/2042	$198,483
150,000	4.500		01/01/2048	136,521
City of Chicago O’Hare International Airport General Airport Senior Lien Revenue Refunding Bonds Series 2022D (NR/A+)
100,000	4.000		01/01/2042	91,212
Eastern Illinois Economic Development Authority, Illinois Business District RB Remington Road & I-57 Business District Series 2023 (NR/NR)
100,000	5.000		11/01/2033	94,611
Illinois Finance Authority RB for Depaul College Prep Foundation Series 2023A (NR/BB+)
125,000	5.500	(e)	08/01/2043	121,464
Illinois Finance Authority RB for Dominican University Series 2022 (NR/BBB-)
165,000	5.000		03/01/2040	147,400
Illinois Finance Authority RB for Northwestern Memorial Healthcare Obligation Group Series 2017 A (Aa2/AA+)
250,000	4.000		07/15/2047	216,154
Illinois Finance Authority RB for Plymouth Place Series 2022B-3 (NR/NR)
250,000	4.750		11/15/2027	244,599
Illinois Finance Authority RB for Roosevelt University Series 2019 A (NR/NR)
100,000	6.125	(e)	04/01/2049	88,161
Illinois Finance Authority RB for University of Illinois Series 2020 (NR/BBB+)
305,000	5.000		10/01/2033	310,876
Illinois Finance Authority RB Refunding for Plymouth Place Obligated Group Series 2021 A (NR/NR)
25,000	5.000		05/15/2041	20,285
Illinois Finance Authority RB Series 2015A (NR/NR)
1,060,000	5.000		05/15/2028	995,367
Illinois Finance Authority RB Series 2021 (NR/BB+)
250,000	4.000	(e)	10/01/2042	188,189
Illinois State GO Bonds Series 2017 D (A3/A-)
600,000	5.000		11/01/2028	619,510
Illinois State GO Bonds Series 2020 (A3/A-)
50,000	5.500		05/01/2039	52,164
290,000	5.750		05/01/2045	302,331
Illinois State GO Refunding Bonds Series 2018 B (A3/A-)
375,000	5.000		10/01/2031	386,067
Metropolitan Pier & Exposition Authority RB Refunding Capital Appreciation for McCormick Place Expansion Project Series 2002 A (NATL) (Baa2/A)
200,000	0.000	(f)	06/15/2033	128,139
Metropolitan Pier & Exposition Authority RB Refunding for McCormick Place Expansion Project Series 2017 B (NR/A)
185,000	0.000	(f)	12/15/2054	31,491
Metropolitan Pier and Exposition Authority Dedicated State Tax RB Series 2002A (NATL) (Baa2/A)
800,000	0.000	(f)	12/15/2034	475,733
Metropolitan Pier and Exposition Authority McCormick Place Expansion Project Refunding Bonds Series 2022A (NR/A)
30,000	4.000		06/15/2052	24,029

164	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Illinois – (continued)
Sales Tax Securitization Corporation Second Lien Sales Tax Securitization Bonds, Refunding Series 2023C Forward Delivery (NR/AA-)
$100,000	5.000	%(g)	01/01/2036	$104,319
State of Illinois GO Bonds Series 2016 (A3/A-)
1,240,000	5.000		01/01/2026	1,262,940
1,000,000	4.000		06/01/2033	953,577
State of Illinois GO Bonds Series 2017 A (A3/A-)
580,000	4.250		12/01/2040	523,039
State of Illinois GO Bonds Series 2017 D (A3/A-)
30,000	3.250		11/01/2026	28,914
Upper Illinois River Valley Development Authority Educational Facility RB for Elgin Math & Science Academy Charter School Project Series 2023A (Ba2/NR)
150,000	5.625	(e)	03/01/2043	138,898

				13,082,723

Indiana - 0.5%
Indiana Finance Authority CHF - Tippecanoe, LLC - Student Housing Project Student Housing RB Series 2023A (NR/BBB-)
100,000	5.125		06/01/2058	96,365
Indiana Finance Authority Environmental Improvement Revenue Refunding Bonds Series 2021A (B1/BB-)
400,000	4.125		12/01/2026	390,773
Indiana Finance Authority RB for Goshen Health Obligated Group Series 2019 B (NR/BBB+)
35,000	2.100	(a)(b)	11/01/2049	32,275
Indiana Finance Authority RB Refunding for BHI Senior Living Obligated Group Series 2021 B (NR/NR)
50,000	2.520		11/15/2026	44,885
50,000	2.920		11/15/2027	44,197
50,000	3.210		11/15/2028	43,392
50,000	3.260		11/15/2029	42,156
50,000	3.300		11/15/2030	40,990
Town of Upland Economic Development RB for Taylor University Project Series 2021 (NR/A-)
85,000	4.000		09/01/2033	77,892

				812,925

Iowa - 0.7%
City of Coralville GO Annual Appopriation Refunding Bonds Series 2022C (NR/NR)
575,000	5.000		05/01/2042	505,616
Iowa Finance Authority Midwestern Disaster Area Revenue
	Refunding Bonds Series 2022 (Baa3/BBB-)
300,000	4.000	(a)(b)	12/01/2050	279,615
Iowa Higher Education Loan Authority Private College Facility RB Series 2022 (Baa1/BBB+)
310,000	5.000		10/01/2034	315,757

				1,100,988

Kansas - 0.1%
City of Manhattan RB Refunding for Meadowlark Hills Retirement Community Obligated Group Series 2021 A (NR/NR)
50,000	4.000		06/01/2036	40,635
Salina Airport Authority GO Bonds 2023B (AGM-CR) (Aa3/AA)
200,000	4.000		09/01/2036	186,004

				226,639

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Kentucky - 1.3%
City of Henderson Exempt Facilities RB for Pratt Paper, LLC Project Series 2022A (NR/NR)
$200,000	4.450	%(e)	01/01/2042	$184,443
County of Carroll RB Refunding for Kentucky Utilities Co. Series 2006 B (A1/A)
150,000	2.125		10/01/2034	105,706
County of Carroll RB Refunding for Kentucky Utilities Co. Series 2008 A (A1/A)
150,000	2.000		02/01/2032	111,905
Kentucky Economic Development Finance Authority Hospital RB Refunding for Owensboro Medical Health System, Inc. Series 2017 A (AGM) (A1/AA)
75,000	4.000		06/01/2045	64,912
Louisville & Jefferson County Metropolitan Government RB Refunding for Louisville Gas & Electric Co. Series 2003 A (A1/A)
500,000	2.000		10/01/2033	368,475
Louisville Jefferson County Metro Government Health System RB for Norton Healthcare Series 2023A (NR/A)
150,000	5.000		10/01/2040	152,089
150,000	5.000		10/01/2041	151,612
65,000	5.000		10/01/2042	65,388
Public Energy Authority of Kentucky Gas Supply RB Series 2022 A-1 (A1/NR)
955,000	4.000	(a)(b)	08/01/2052	902,028

				2,106,558

Louisiana - 1.0%
Lakeshore Villages Master Community Development District Special Assessment RB Series 2022 (NR/NR)
225,000	4.450		06/01/2027	220,745
250,000	5.000		06/01/2032	242,800
Lakeshore Villages Master Community Development District Special Assessment Series 2021 (NR/NR)
695,000	2.875		06/01/2031	582,630
Louisiana Local Government Environmental Facilities & Community Development Authority RB for Downsville Community Charter School Project Series 2023 (NR/NR)
100,000	6.500	(e)	06/15/2038	99,707
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue Refunding Bonds for Westlake Chemical Corp. Project Series 2017 (Baa2/BBB)
250,000	3.500		11/01/2032	229,951
Louisiana Public Facilities Authority RB for Jefferson Rise Charter School Project Series 2022A (NR/NR)
100,000	6.000	(e)	06/01/2037	92,358
Louisiana Public Facilities Authority RB for Lincoln Prepatory School Project Series 2022A (NR/NR)
100,000	6.125	(e)	06/01/2037	95,670
Louisiana Public Facilities Authority RB Series 2021A (NR/NR)
100,000	4.000	(e)	06/01/2041	74,216
Louisiana Public Facilities Authority RB Series 2021C (NR/NR)
100,000	4.000	(e)	06/01/2041	74,216

				1,712,293

The accompanying notes are an integral part of these financial statements.	165

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Maine - 0.5%
Maine Health & Higher Educational Facilities Authority RB for MaineHealth Series 2020A (A1/A+)
$200,000	4.000%		07/01/2050	$166,830
Maine Health and Higher Education Facilities Authority RB Series 2021A (AGM State Intercept State Reserve Bond Guarantee) (A1/AA)
375,000	4.000		07/01/2037	349,729
325,000	4.000		07/01/2041	292,926

				809,485

Maryland - 0.8%
City of Gaithersburg Economic Development Project RB Series 2022 (NR/NR)
75,000	5.000		01/01/2037	70,092
100,000	5.125		01/01/2042	91,090
Frederick County Urbana Community Development Authority Special Tax Refunding Series 2020 B (NR/NR)
85,000	4.000		07/01/2040	73,511
Maryland Economic Development Corp. RB for United States Social Security Administration Series 2021 (Baa3/NR)
195,000	3.997		04/01/2034	146,367
Maryland Economic Development Corp. Senior Student Housing RB for Morgan State University Project Series 2022A (NR/BBB-)
250,000	5.625		07/01/2043	262,020
Maryland Health and Higher Educational Facilities Authority RB Imagine Andrews Public Charter School Issue Series 2022A (NR/NR)
100,000	5.500	(e)	05/01/2042	90,799
Maryland Health and Higher Educational Facilities Authority RB Monocacy Montessori Communities Issue Series 2023 (NR/NR)
100,000	5.875	(e)	07/01/2043	95,767
Maryland Stadium Authority Baltimore City Public Schools Construction and Revitalization Program Revenue Bonds Series 2022C (ST INTERCEPT) (Aa3/AA-)
700,000	0.000	(f)	05/01/2051	157,812
700,000	0.000	(f)	05/01/2052	148,620
Mayor and City Council of Baltimore City of Baltimore, Maryland Convention Center Hotel Revenue Refunding Bonds, Series 2017 (NR/B)
100,000	5.000		09/01/2035	93,989
Mayor and City Council of Baltimore Subordinate Special Obligation RB for Harbor Point Project Series 2022 (NR/NR)
100,000	4.875		06/01/2042	91,557

				1,321,624

Michigan - 2.3%
City of Detroit Financial Recovery GO Bonds Series 2014 B-1 (NR/NR)
1,665,000	4.000	(a)	04/01/2044	1,169,740
City of Detroit GO Bonds Series 2020 (Ba1/BB+)
205,000	5.500		04/01/2045	206,038
205,000	5.500		04/01/2050	204,665
City of Detroit GO Bonds Series 2021 A (Ba1/BB+)
45,000	5.000		04/01/2030	45,860
40,000	5.000		04/01/2032	40,852
105,000	5.000		04/01/2034	107,107

Principal Amount		Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Michigan – (continued)
City of Detroit GO Bonds Series 2021 B (Ba1/BB+)
$50,000		2.711%		04/01/2026	$44,747
City of Kalamazoo Economic Development Corporation Limited obligation RB for Revel Creek Project, Series 2020A (Ba1/BB+)
300,000		5.250		05/01/2027	305,348
Detroit Financial Recovery Bonds LT Series B-2 (NR/NR)
400,000		4.000	(a)	04/01/2044	281,018
Detroit Michigan Sewage Disposal System RB Refunding Series 2006 D (AGM) (A1/AA) (3M USD LIBOR + 0.60%)
415,000		4.291	(d)	07/01/2032	385,140
Michigan Finance Authority Higher Education Facilities Limited Obligation Revenue Refunding Bonds for Lawrence Technology University Series 2022 (NR/BBB-)
100,000		4.000		02/01/2042	75,256
Michigan Finance Authority Tobacco Settlement Asset-Backed Bonds Series 2020A-2 (NR/BBB+)
225,000		5.000		06/01/2040	229,594
Michigan Finance Authority Tobacco Settlement RB Refunding Series 2020 A-1 (NR/A-)
325,000		3.267		06/01/2039	282,697
Michigan Finance Authority Tobacco Settlement RB Refunding Series 2020 B-2 Class 2 (NR/NR)
4,505,000		0.000	(f)	06/01/2065	368,559
Michigan Tobacco Settlement Finance Authority Tobacco Settlement Asset Backed RB Series C (NR/NR)
1,150,000		0.000	(f)	06/01/2058	41,867

					3,788,488

Minnesota - 1.0%
City of Independence RB for Global Academy, Inc. Series 2021 A
(NR/BB	)
75,000		4.000		07/01/2031	66,668
Duluth Economic Development Authority Health Care Facilities RB Refunding for St. Luke’s Hospital Series 2022 (NR/BBB-)
380,000		4.000		06/15/2037	325,065
390,000		4.000		06/15/2038	325,174
250,000		4.000		06/15/2039	205,387
Duluth Economic Development Authority Health Care Facilities RB St. Luke’S Hospital of Duluth Obligated Group Series 2022A (NR/BBB-)
425,000		4.000		06/15/2035	381,311
Duluth Independent School District No.709 COPS Refunding Series 2019 A (Baa1/NR)
25,000		4.000		03/01/2032	23,546
Minnesota Municipal Gas Agency Commodity Supply RB Series 2022 (Aa1/NR)
330,000		4.000		12/01/2026	324,095

					1,651,246

Mississippi - 0.3%
Mississippi Business Finance Corp. System Energy Resources Inc. RB Series 2021 (Baa2/BBB)
200,000		2.375		06/01/2044	113,902
Mississippi Development Bank Special Obligation Bonds Series 2021 (NR/BB)
100,000		5.000	(e)	10/01/2033	98,656
200,000		4.000	(e)	10/01/2041	150,517

166	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Mississippi – (continued)
Warren County RB Refunding for International Paper Company, Series 2020 B (AMT) (Baa2/BBB)
$75,000	1.600	%(a)(b)	08/01/2027	$71,589

				434,664

Missouri - 0.6%
Cape Girardeau County IDA Health Facilities RB for SoutheastHEALTH Obligated Group Series 2021 (Ba1/BB-)
50,000	4.000		03/01/2041	41,602
City of St. Louis IDA Tax Increment Financing RB for St. Louis Innovation District Project Series 2022 (NR/NR)
100,000	5.000		05/15/2041	93,648
Joplin Industrial Development Authority RB for 32nd Street Place Community Improvement District Series 2021 (NR/NR)
100,000	3.500		11/01/2040	85,276
100,000	4.250		11/01/2050	77,822
Missouri Health & Educational Facilities Authority RB Refunding for Bethesda Health Group, Inc. Obligated Group Series 2021 (NR/NR)
25,000	4.000		08/01/2036	20,627
25,000	4.000		08/01/2041	18,804
State of Missouri Environmental Improvement and Energy Resources Authority Environmental Improvement RB Series 2008 (Baa1/A)
250,000	3.500	(a)(b)	05/01/2038	243,830
State of Missouri Health & Educational Facilities Authority Health Facilities RB for Mosaic Health System Series 2019A (A1/NR)
275,000	4.000		02/15/2038	245,526
The Industrial Development Authority of The County of Taney, Missouri Sales Tax Revenue Improvement Bonds Big Cedar Infrastructure Project Series 2023 (NR/NR)
100,000	5.000	(e)	10/01/2033	95,308

				922,443

Nevada - 0.1%
City of Las Vegas Special Improvement District No. 816 Special Assessment Series 2021 (NR/NR)
50,000	3.125		06/01/2051	29,812
Tahoe-Douglas Visitors Authority RB Series 2020 (NR/NR)
100,000	5.000		07/01/2040	93,502

				123,314

New Hampshire - 0.3%
National Finance Authority Hospital RB Series 2021B (AGM) (A1/AA)
500,000	3.000		08/15/2046	347,322
New Hampshire Business Finance Authority RB Refunding for Springpoint Senior Living Obligated Group Series 2021 (NR/NR)
225,000	4.000		01/01/2041	177,659
New Hampshire Business Finance Authority RB Refunding for United Illuminating Co. (Baa1/A-)
40,000	2.800	(a)(b)	10/01/2033	40,000

				564,981

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

New Jersey - 3.2%
Atlantic County Improvement GO Lease RB for Stockton University Altantic City Campus Project Series 2021A (AGM) (A1/AA)
$140,000	4.000%		07/01/2053	$119,570
New Jersey Economic Development Authority Special Facility RB for Continental Airlines Project Series 1999 (Ba3/BB-)
875,000	5.250		09/15/2029	871,444
New Jersey Economic Development Authority Water Facilities Refunding RB New Jersey- American Water Company, Inc. Project Series 2020B Bonds (A1/A+)
255,000	3.750	(a)(b)	11/01/2034	242,285
New Jersey Educational Facilities Authority RB for Stevens Institute of Technology 2020 Series A (NR/BBB+)
25,000	5.000		07/01/2035	25,390
New Jersey Health Care Facilities Financing Authority RB for St Joseph’s Healthcare System Obligated Group Issue Series 2016 (Baa3/BBB-)
325,000	5.000		07/01/2041	305,568
New Jersey State Transportation Trust Fund Authority Transportation System Bonds Series 2006C (AGM) (A1/AA)
975,000	0.000	(f)	12/15/2034	589,399
New Jersey Transportation Trust Fund Authority RB Capital Appreciation for Transportation System Bonds Series 2010 A (A2/A-)
120,000	0.000	(f)	12/15/2032	79,033
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2009 A (A2/A-)
2,475,000	0.000	(f)	12/15/2038	1,147,325
New Jersey Transportation Trust Fund Authority RB Refunding for Transportation System Bonds Series 2018 A (A2/A-)
75,000	4.000		12/15/2031	74,317
140,000	5.000		12/15/2032	145,076
New Jersey Transportation Trust Fund Authority RB Series 2020 AA (A2/A-)
75,000	3.000		06/15/2050	51,048
New Jersey Transportation Trust Fund Authority Transportation Program RB Series 2019 BB (A2/A-)
400,000	3.500		06/15/2046	315,483
New Jersey Turnpike Authority Turnpike RB Series 2017 G (A1/AA-)
615,000	4.000		01/01/2043	567,366
New Jersey Turnpike Authority Turnpike RB Series 2022 B (A1/AA-)
100,000	4.500		01/01/2048	96,179
250,000	5.250		01/01/2052	259,848
Passaic County Improvement Authority Charter School RB for Paterson Arts & Science Charter School Project Series 2023 (NR/BBB-)
100,000	5.375		07/01/2053	93,378
South Jersey Transport Corp. Subordinated Marine Terminal RB Series 2017B (A3/NR)
100,000	5.000		01/01/2048	97,941
Union County Improvement Authority RB Aries Linden LLC Project Series 2019 (NR/NR)
200,000	6.750	(e)	12/01/2041	125,448

				5,206,098

The accompanying notes are an integral part of these financial statements.	167

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

New Mexico - 0.6%
City of Farmington Pollution Control Refunding RB 2005 Series A (A2/A-)
$200,000	1.800%		04/01/2029	$164,402
City of Farmington, New Mexico Pollution Control Revenue Refunding Bonds Public Service Company of New Mexico San Juan Project 2010 Series D (Baa2/BBB)
380,000	3.900	(a)(b)	06/01/2040	368,582
Winrock Town Center Tax Increment Development District 1 Senior Lien Gross Recepits Tax Increment Bonds Series 2022 (NR/NR)
500,000	4.250	(e)	05/01/2040	397,395

				930,379

New York - 6.8%
Brooklyn Arena Local Development Corp. Pilot Revenue Refunding Bonds for Barclays Center Series 2016A (Ba1/NR)
100,000	5.000		07/15/2042	94,742
Build NYC Resource Corp. RB for Academic Leadership Charter School Project Series 2021 (NR/BBB-)
100,000	4.000		06/15/2030	93,622
Build NYC Resource Corp. RB for Global Community Charter School Project Series 2022A (NR/BB+)
100,000	5.000		06/15/2042	93,532
Build NYC Resource Corp. RB for Grand Concourse Academy Charter School Project Series 2022A (NR/BBB-)
15,000	5.000		07/01/2042	14,156
Build NYC Resource Corp. RB for Hellenic Classical Charter Schools Series 2021 A (NR/NR)
100,000	5.000	(e)	12/01/2041	86,046
Build NYC Resource Corp. RB for Kipp NYC Public School Facilities Canal West Project Series 2022 (NR/BBB-)
150,000	5.000		07/01/2042	144,449
Build NYC Resource Corp. RB for NEW World Preparatory Charter School Series 2021 A (NR/NR)
100,000	4.000	(e)	06/15/2041	77,360
Build NYC Resource Corp. RB for Shefa School Series 2021 B (NR/NR)
100,000	4.000	(e)	06/15/2027	92,005
Build NYC Resource Corp. RB for Unity Preparatory Charter School of Brooklyn Project Series 2023A (NR/BB)
100,000	5.250	(e)	06/15/2043	93,918
Build NYC Resource Corp. Tax Exempt RB Series 2022A (NR/NR)
100,000	6.500	(e)	07/01/2032	99,167
150,000	6.500	(e)	07/01/2042	142,966
100,000	6.500	(e)	07/01/2052	93,191
Build NYC Resource Corp. Taxable RB Taxable Series 2022A (NR/NR)
100,000	9.750	(e)	07/01/2032	94,537
Build NYC Resource Corporation RB Classical Charter Schools Project Series 2023A (NR/BBB-)
100,000	4.750		06/15/2053	85,874
Chautauqua County Capital Resource Corp. Exempt Facilities Revenue Refunding Bonds for NRG Energy Project Series 2020 (Baa3/BBB-)
100,000	4.250	(a)(b)	04/01/2042	96,419
City of New York GO Tax Exempt Bonds 2020 Series D (Aa2/AA)
290,000	4.000		03/01/2050	249,045

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

New York – (continued)
Erie Tobacco Asset Securitization Corp. RB Asset-Backed Bonds Series 2006 A (NR/NR)
$800,000	0.000	%(e)(f)	06/01/2060	$41,297
Genesee County Funding Corp. Tax Exempt RB for Rochester Regional Health Project Series 2022A (NR/BBB+)
250,000	5.000		12/01/2041	232,145
Metropolitan Transportation Authority RB Green Bond Series 2020 C-1 (A3/BBB+)
225,000	4.750		11/15/2045	209,258
125,000	5.000		11/15/2050	121,557
75,000	5.250		11/15/2055	75,459
Metropolitan Transportation Authority RB Green Bond Series 2020 D-3 (A3/BBB+)
100,000	4.000		11/15/2050	82,095
Metropolitan Transportation Authority RB Refunding for Climate Bond Certified Series 2020 E (A3/BBB+)
100,000	5.000		11/15/2029	103,592
100,000	5.000		11/15/2030	103,830
Metropolitan Transportation Authority RB Refunding Series 2016 D (A3/BBB+)
175,000	5.250		11/15/2031	178,929
Metropolitan Transportation Authority RB Refunding Series 2017 D (A3/BBB+)
250,000	5.000		11/15/2032	257,833
Metropolitan Transportation Authority Transportation Revenue Green Bonds Series 2020D (A3/BBB+)
100,000	5.000		11/15/2045	98,812
Metropolitan Transportation Authority Transportation Revenue Refunding Bonds Series 2020E (A3/BBB+)
100,000	5.000		11/15/2028	103,331
Nassau County Tobacco Settlement Corp. RB for Asset Backed Bonds Series 2006 D (NR/NR)
2,255,000	0.000	(f)	06/01/2060	110,567
New York City Industrial Development Agency RB Refunding for Queens Ballpark Co. LLC Series 2021 A (AGM) (A1/AA)
220,000	3.000		01/01/2046	151,552
New York City Transitional Finance Authority Future Tax Secured Tax Exempt Subordinate Bonds Fiscal 2019 Series B-4 (Aa1/ AAA/A-1)
130,000	4.750	(a)(b)	08/01/2042	130,000
New York Counties Tobacco Trust IV RB Series 2005 F (NR/NR)
3,500,000	0.000	(f)	06/01/2060	193,180
New York Housing Development Corp. Multi-Family Mortgage RB for 8 Spruce Street Series 2014 Class E (NR/BBB-)
100,000	3.500		02/15/2048	98,254
New York Liberty Development Corp. RB for World Trade Center Project Series 2014 (NR/NR)
125,000	5.150	(e)	11/15/2034	121,592
100,000	5.375	(e)	11/15/2040	96,153
New York Liberty Development Corp. RB for World Trade Center Project Series 2014 Class 3 (NR/NR)
150,000	7.250	(e)	11/15/2044	150,730
New York Liberty Development Corp. RB Refunding for 3 World Trade Center LLC Series 2014 (NR/NR)
740,000	5.000	(e)	11/15/2044	683,645
New York State Dormitory Authority Personal Income Tax RB Series 2021E (NR/AA+)
1,000,000	4.000		03/15/2038	945,641

168	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

New York – (continued)
New York State Dormitory Authority RB for Brooklyn St. Joseph’s College Series 2021 (NR/NR)
$225,000	4.000%		07/01/2040	$190,280
New York State Dormitory Authority RB Refunding for Catholic Health System Obligated Group Series 2019 A (Caa2/B-)
200,000	5.000		07/01/2035	165,912
New York State Dormitory Authority RB Refunding for Montefiore Obligated Group Series 2020 A (Baa3/BBB-)
250,000	4.000		09/01/2037	221,787
New York State Environmental Facilities Corp. RB for Casella Waste Systems, Inc. Series 2020 R-1 (B1/B+)
250,000	2.750	(a)(b)	09/01/2050	239,497
New York State Housing Finance Agency 2021 Series J-2 (SONYMA HUD SECT 8) (Aa2/NR)
150,000	1.100	(a)(b)	11/01/2061	130,460
New York Transportation Development Corp. for Terminal 4 John F. Kennedy International Airport Project Special Facilities RB Series 2020C (AGM-CR) (A1/AA)
75,000	4.000		12/01/2040	68,179
New York Transportation Development Corp. RB for Delta Air Lines, Inc. Series 2018 (Baa3/NR)
400,000	5.000		01/01/2027	403,838
210,000	5.000		01/01/2029	211,837
100,000	4.000		01/01/2036	92,020
New York Transportation Development Corp. RB for Delta Air Lines, Inc. Series 2018 (AMT) (Baa3/NR)
260,000	5.000		01/01/2030	262,439
New York Transportation Development Corp. RB for Delta Air Lines, Inc. Series 2020 (Baa3/NR)
290,000	5.000		10/01/2040	277,825
795,000	4.375		10/01/2045	690,839
New York Transportation Development Corp. RB for Empire State Thruway Partners LLC Series 2021 (NR/NR)
25,000	2.500		10/31/2031	20,062
New York Transportation Development Corp. Special Facilities Bonds for Laguardia Airport Terminal B Redevelopment Project Series 2016A (Baa2/NR)
100,000	5.000		07/01/2034	99,032
100,000	5.000		07/01/2046	95,056
New York Transportation Development Corp. Special Facility RB Refunding for American Airlines, Inc. John F. Kennedy International Airport Project Series 2020 (NR/B+)
230,000	5.250		08/01/2031	232,431
15,000	5.375		08/01/2036	14,655
New York Transportation Development Corp. Special Facility Revenue Refunding Bonds for American Airlines John F. Kennedy International Airport Project Series 2016 (NR/B+)
315,000	5.000		08/01/2026	312,927
Oneida County Local Development Corp. RB Refunding for Utica College Project Series 2019 (NR/NR)
135,000	3.000		07/01/2044	87,011
Orange County Funding Corp. Tax Exempt Revenue Refunding Bonds for Mount Saint Mary College Project Series 2022A (NR/NR)
250,000	4.000		07/01/2035	215,584
State of New York Dormitory Authority Northwell Health Obligated Group RB Series 2022A (A3/A-)
325,000	4.250		05/01/2052	280,077
385,000	5.000		05/01/2052	383,699

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

New York – (continued)
The Port Authority of New York and New Jersey Consolidated Bonds , Two Hundred Twenty-Third Series (Aa3/AA-)
$430,000	4.000%		07/15/2046	$364,958
100,000	5.000		07/15/2056	98,619

				11,099,505

North Carolina - 0.7%
Columbus County Industrial Facilities and Pollution Control Financing Authority RB Refunding for International Paper Co. Series 2020 A (NR/BBB)
75,000	1.375	(a)(b)	05/01/2034	71,316
Greater Asheville Regional Airport Authority Airport System RB Series 2022A (AMT) (A1/AA)
275,000	5.500		07/01/2047	283,802
North Carolina Department of Transportation Tax Exempt Private Activity Bonds Series 2015 (NR/NR)
200,000	5.000		12/31/2037	192,958
North Carolina Medical Care Commission Health Care Facilities First Mortgage Revenue Refunding Bonds Pennybyrn At Maryfield Series 2015 (NR/NR)
250,000	5.000		10/01/2035	232,476
North Carolina Medical Care Commission RB for Forest at Duke, Inc. Obligated Group Series 2021 (NR/NR)
50,000	4.000		09/01/2041	40,149
North Carolina Medical Care Commission RB for Lutheran Services for the Aging, Inc. Obligated Group Series 2021 A (NR/NR)
75,000	4.000		03/01/2036	61,027
100,000	4.000		03/01/2051	65,135
North Carolina Medical Care Commission RB Refunding for EveryAge Obligated Group Series 2021 A (NR/NR)
50,000	4.000		09/01/2041	39,626
North Carolina Turnpike Authority RB Refunding Series 2018 (AGM) (NR/AA)
205,000	5.000		01/01/2035	213,036

				1,199,525

North Dakota - 0.2%
City of Horace, North Dakota Temporary Refunding Improvement Bonds, Series 2023B (Baa3/NR)
300,000	5.125		07/01/2025	300,918

Ohio - 3.4%
Buckeye Tobacco Settlement Financing Authority RB Refunding for Senior Asset-Backed Bonds Series 2020 A-2 Class 1 (NR/NR)
875,000	5.000		06/01/2055	753,733
Buckeye Tobacco Settlement Financing Authority RB Refunding for Senior Asset-Backed Bonds Series 2020 B-3 Class 2 (NR/NR)
1,800,000	0.000	(f)	06/01/2057	175,309
County of Cuyahoga Health Care and Independent Living Facilities Refunding RB for Eliza Jennings Senior Health Care Network Series 2022A (NR/NR)
310,000	5.375		05/15/2037	282,171
County of Franklin Healthcare Facilities RB for Ohio Living Communities Series 2023 (NR/NR)
200,000	5.000		07/01/2035	194,447
225,000	5.000		07/01/2036	215,367

The accompanying notes are an integral part of these financial statements.	169

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Ohio – (continued)
County Of Franklin Healthcare Facilities Refunding RB Series 2022 (NR/NR)
$200,000	4.000%		07/01/2040	$158,010
County of Franklin RB Refunding for Wesley Communities Obligated Group Series 2020 (NR/NR)
100,000	5.250		11/15/2040	88,421
County of Franklin RB Series OH 2019A (Aa3/AA-)
500,000	4.000		12/01/2044	441,146
County of Lucas Hospital RB for Promedica Healthcare Obligated Group Series 2018A (Ba2/BB)
400,000	5.250		11/15/2048	315,651
County of Summit Green Local School District Improvement Bonds Series 2022A (SD CRED PROG) (NR/AA)
500,000	5.000		11/01/2052	504,794
Cuyahoga County Ohio Hospital RB for Metrohealth System Series 2017 (Baa2/BBB)
200,000	5.250		02/15/2047	190,884
225,000	5.000		02/15/2052	200,455
100,000	5.000		02/15/2057	87,763
Evans Farm New Community Authority Special Assessment Bonds Series 2020 (NR/NR)
170,000	3.750		12/01/2038	130,026
Ohio Air Quality Development Authority Air Quality Development Refunding Bonds for Duke Energy Corp. Project Series 2022B (Baa2/BBB)
250,000	4.250	(a)(b)	11/01/2039	244,425
Ohio Air Quality Development Authority Collateralized Air Quality Revenue Refunding Bonds for Dayton Power and Light Company Project 2015 Series A (Baa1/BBB)
750,000	4.250	(a)(b)	11/01/2040	728,633
Ohio Higher Educational Facility Commission RB Refunding for Judson Obligated Group Series 2020 A (NR/NR)
100,000	5.000		12/01/2042	88,694
100,000	5.000		12/01/2045	86,612
Ohio State Higher Education Facilities RB Series 2020 (A3/NR)
100,000	5.000		01/15/2050	92,173
Ohio State Higher Education Facility Commission RB Series 2020 (A3/NR)
100,000	5.000		01/15/2040	96,641
Port of Greater Cincinnati Development Authority Education RB Series 2021 (NR/NR)
100,000	4.375	(a)(b)	06/15/2056	95,232
Port of Greater Cincinnati Development Authority RB Series 2021 (NR/NR)
100,000	4.250	(e)	12/01/2050	77,345
Port of Greater Cincinnati Development Authority Special Obligation Development TIF RB, Series 2016B (NR/NR)
200,000	5.000		12/01/2046	174,992
Southern Ohio Port Authority RB for PureCycle Ohio LLC Series 2020 A (AMT) (NR/NR)
100,000	6.500	(e)	12/01/2030	69,433
Toledo-Lucas County Port Authority Parking System RB Series 2021 (Baa3/NR)
175,000	4.000		01/01/2038	145,030

				5,637,387

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Oklahoma - 0.4%
Oklahoma Development Finance Authority Health System RB for OU Medicine Project Series 2018 B (Ba3/BB-)
$35,000	5.000%		08/15/2038	$31,199
50,000	5.500		08/15/2057	44,130
Oklahoma Development Finance Authority Health System RB for OU Medicine Project Series 2018B (Ba3/BB-)
375,000	5.500		08/15/2052	335,437
Tulsa Municipal Airport Trust RB Refunding for American Airlines, Inc. Series 2015 (NR/B+)
300,000	5.000	(a)(b)	06/01/2035	299,319

				710,085

Oregon - 0.1%
Yamhill County Hospital Authority RB Refunding for Friendsview Manor Obligated Group Series 2021 A (NR/NR)
15,000	1.750		11/15/2026	14,368
Yamhill County Hospital Authority Revenue and Refunding Tax Exempt Bonds Series 2021A (NR/NR)
125,000	5.000		11/15/2051	90,621

				104,989

Pennsylvania - 2.1%
Allegheny County Higher Education Building Authority University Revenue Refunding Bonds Series 2022 (NR/BBB-)
90,000	5.250		09/01/2035	83,717
Allegheny County Industrial Development Authority RB Refunding for United States Steel Corp. Project Series 2019 (B1/BB-)
75,000	5.125		05/01/2030	75,059
Allentown Neighborhood Improvement Zone Development Authority RB Refunding Series 2022 (Baa3/NR)
100,000	2.100		05/01/2024	97,248
Berks County Industrial Development Authority RB Refunding for Tower Health Obligated Group Series 2017 (WR/B)
100,000	4.000		11/01/2047	56,632
Bucks County IDA Hospital RB for Grand View Hospital Project Series 2021 (NR/BB)
275,000	4.000		07/01/2051	183,870
City of Wilkes-Barre Finance Authority University Revenue
	Refunding Bonds Series 2021 (NR/BBB-)
100,000	4.000		03/01/2042	76,740
Dauphin County General Authority RB for The Harrisburg University of Science & Technology Series 2020 (NR/BB)
100,000	5.875	(e)	10/15/2040	84,427
200,000	6.250	(e)	10/15/2053	163,265
Lancaster County Hospital Authority RB Refunding for St. Anne’s Retirement Community Obligated Group Series 2020 (NR/NR)
100,000	5.000		03/01/2040	81,843
Lancaster County Hospital Authority RB Series 2020 (NR/NR)
250,000	5.000		03/01/2050	187,039
Latrobe Industrial Development Authority RB Refunding for Seton Hill University Series 2021 (NR/BBB-)
250,000	4.000		03/01/2038	202,363
Montgomery County IDA Retirement Communities RB for Acts Retirement Life Communitiies Obligated Group Series 2020C (NR/NR)
100,000	5.000		11/15/2045	93,278
Pennsylvania Economic Development Financing Authority RB for Presbyterian Senior Living Series 2023B-2 (NR/NR)
200,000	5.000		07/01/2038	195,699

170	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Pennsylvania – (continued)
Pennsylvania Economic Development Financing Authority RB Refunding for Presbyterian Homes Obligated Group Series 2021 (NR/NR)
$55,000	4.000%		07/01/2041	$45,560
Pennsylvania Economic Development Financing Authority Solid Waste Disposal Refunding RB Series 2021B (NR/A-/A-2)
260,000	1.100	(a)(b)	06/01/2031	234,067
Pennsylvania Economic Development Financing Authority Tax Exempt Private Activity RB for Penndot Major Bridges Package One Project Series 2022 (AGM) (A1/AA)
250,000	5.000		12/31/2057	240,805
Pennsylvania Economic Development Financing Authority Tax Exempt Private Activity RB for Penndot Major Bridges Package One Project Series 2022 (Baa2/NR)
350,000	5.750		06/30/2048	364,991
100,000	5.250		06/30/2053	97,206
Pennsylvania Economic Development Financing Authority UPMC RB, Series 2020A (A2/A)
100,000	4.000		04/15/2036	94,680
Philadelphia Authority for Industrial Development Charter School RB for Green Woods Charter School Project Series 2022A (NR/BB+)
100,000	5.125		06/15/2042	89,306
Philadelphia Authority for Industrial Developmnet Tacony Charter School Project Social Bond RB Series 2023 (NR/BB+)
100,000	5.000	(e)	06/15/2033	97,370
Susquehanna Area Regional Airport Authority Airport System RB Series 2017 (Baa3/NR)
420,000	5.000		01/01/2038	396,539
The Berks County Municipal Authority RB for Alvernia University Project Series 2020 (NR/BB+)
100,000	5.000		10/01/2049	82,816
The Berks County Municipal Authority RB for Tower Health Obligated Group Series 2012 A (WR/B)
290,000	5.000		11/01/2040	165,397
Upper Dauphin IDA RB for Pennsylvania Steam Academy Charter School Project Series 2022B (NR/NR)
30,000	6.000	(e)	07/01/2029	28,333

				3,518,250

Puerto Rico - 10.8%
HTA Trust Certificates Class L-2028 Units (NR/NR)
91,406	5.250		07/01/2038	91,429
Puerto Rico Aqueduct and Sewer Authority Revenue Refunding Bonds Series 2020A (NR/NR)
500,000	5.000	(e)	07/01/2035	489,105
Puerto Rico Aqueduct and Sewer Authority Revenue Refunding Bonds Series 2022A (NR/NR)
250,000	5.000	(e)	07/01/2037	240,582
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Refunding for Senior Lien Series 2020 A (NR/NR)
600,000	5.000	(e)	07/01/2047	556,696
Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue Refunding Bonds Series 2021B (NR/NR)
600,000	4.000	(e)	07/01/2042	498,590
Puerto Rico Commonwealth GO Bonds (NR/NR)
696,619	0.000	(a)(c)(h)	11/01/2043	361,371
Puerto Rico Commonwealth GO Clawback Bonds (NR/NR)
142,349	0.000	(a)(c)(h)	11/01/2051	58,541

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Puerto Rico – (continued)
Puerto Rico Commonwealth GO Clawback CVIs (NR/NR)
$98,677	0.000	%(a)(c)(h)	11/01/2051	$50,695
Puerto Rico Commonwealth GO Restructured Bonds Series 2022 A-1 (NR/NR)
23,891	0.000	(f)	07/01/2024	23,079
163,993	5.375		07/01/2025	165,677
322,380	5.625		07/01/2029	333,118
755,281	5.750		07/01/2031	788,756
514,493	0.000	(f)	07/01/2033	303,225
322,248	4.000		07/01/2033	288,842
132,356	4.000		07/01/2035	115,024
223,596	4.000		07/01/2037	187,694
729,448	4.000		07/01/2041	586,485
435,624	4.000		07/01/2046	335,858
Puerto Rico Commonwealth Highway & Transportation Authority Restructured Toll RB Series 2022A (NR/NR)
315,532	5.000		07/01/2062	301,333
Puerto Rico Commonwealth Highway & Transportation Authority Restructured Toll RB Series 2022B (NR/NR)
1,219,093	0.000	(f)	07/01/2032	786,315
Puerto Rico Commonwealth Highway & Transportation Authority Restructured Toll RB Series 2022C (NR/NR)
317,266	0.000	(c)	07/01/2053	196,309
Puerto Rico Electric Power Authority Power RB Series 2012A (WR/NR)
200,000	5.000	*	07/01/2042	50,000
250,000	5.050	*	07/01/2042	62,500
Puerto Rico Electric Power Authority Power RB Series 2013A (WR/NR)
50,000	7.000	*	07/01/2033	12,500
150,000	7.000	*	07/01/2040	37,500
Puerto Rico Electric Power Authority Power RB Series AAA (WR/NR)
100,000	5.250	*	07/01/2031	25,000
Puerto Rico Electric Power Authority Power RB Series CCC (WR/NR)
250,000	5.250	*	07/01/2026	62,500
340,000	5.250	*	07/01/2027	85,000
415,000	5.000	*	07/01/2028	103,750
Puerto Rico Electric Power Authority Power RB Series TT (WR/NR)
100,000	5.000	*	07/01/2032	25,000
Puerto Rico Electric Power Authority Power RB Series XX (WR/NR)
675,000	5.250	*	07/01/2040	168,750
Puerto Rico Electric Power Authority Power RB Series ZZ (WR/NR)
145,000	4.250	*	07/01/2020	36,250
50,000	5.250	*	07/01/2026	12,500
Puerto Rico Electric Power Authority RB Series TT (WR/NR)
175,000	5.000	*	07/01/2037	43,750
Puerto Rico Sales Tax Financing Corp Sales Tax Revenue Restructed Bonds Series 2019A-2B (NR/NR)
325,000	4.550		07/01/2040	299,026
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Restructued Bonds Series A-2 (NR/NR)
92,000	4.329		07/01/2040	82,401

The accompanying notes are an integral part of these financial statements.	171

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Puerto Rico – (continued)
Puerto Rico Sales Tax Financing Corporation Sales Tax Capital Appreciation Restructured RB Series 2018 A-1 (NR/NR)
$8,000	0.000	%(f)	07/01/2024	$7,745
27,000	0.000	(f)	07/01/2027	22,990
91,000	0.000	(f)	07/01/2029	70,756
1,058,000	0.000	(f)	07/01/2033	677,913
1,776,000	0.000	(f)	07/01/2046	457,832
409,000	0.000	(f)	07/01/2051	75,771
Puerto Rico Sales Tax Financing Corporation Sales Tax Capital Appreciation Restructured RB Series 2019 A-2 (NR/NR)
3,781,000	4.329		07/01/2040	3,386,504
15,000	4.536		07/01/2053	12,795
15,000	4.784		07/01/2058	13,093
Puerto Rico Sales Tax Financing Corporation Sales Tax Restructured RB Series 2018 A-1 (NR/NR)
359,000	4.500		07/01/2034	345,611
45,000	4.550		07/01/2040	41,403
270,000	4.750		07/01/2053	238,697
5,015,000	5.000		07/01/2058	4,536,486

				17,752,747

Rhode Island - 0.1%
Rhode Island Housing & Mortgage Finance Corp. Homeownership Opportunity Bonds Series 78-A (Aa1/AA+)
250,000	5.000		10/01/2042	249,280

South Carolina - 0.8%
Richland County at Sandhill Improvement District Refunding Assessment RB Series 2021 (NR/NR)
100,000	3.625	(e)	11/01/2031	82,148
100,000	3.750	(e)	11/01/2036	75,431
South Carolina Economic Development Authority Educational Facilities Tax Exempt RB for Polaris Tech Charter School Project Series 2022A (NR/NR)
100,000	5.125	(e)	06/15/2042	87,986
South Carolina Public Service Authority Revenue Obligations 2022 Tax Exempt Series E (A3/A-)
480,000	5.750		12/01/2047	501,085
Spartanburg Regional Health Services District Obligated Group RB Series 2020 A (AGM) (A1/AA)
795,000	3.000		04/15/2049	512,598

				1,259,248

South Dakota - 0.0%
County of Lincoln RB Refunding for The Augustana College Association Series 2021 A (NR/BBB-)
50,000	4.000		08/01/2051	37,168
Texas - 8.8%
Arlington Higher Education Finance Corp. Education RB Series 2022A (NR/NR)
100,000	5.625		08/15/2052	84,120
City of Anna Special Assessment Bonds for Sherley Tract Public Improvement District No. 2 Series 2021 (NR/NR)
301,000	3.750	(e)	09/15/2031	250,477
157,000	4.500	(e)	09/15/2031	141,309
City of Anna Special Assessment RB for Hurricane Creek Public Improvement District Project Series 2022 (NR/NR)
100,000	5.750	(e)	09/01/2042	95,666

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Texas – (continued)
City of Anna Special Assessment RB for Woods At Lindsey Place Public and District Improvement Area #1 Project Series 2023 (NR/NR)
$100,000	5.625	%(e)(g)	09/15/2043	$95,557
City of Celina Special Assessment Bonds for Wells South Public Improvement District Series 2021 (NR/NR)
50,000	3.375	(e)	09/01/2041	37,149
City of Celina Special Assessment for Edgewood Creek Public Improvement District Phase#1 Project Series 2021 (NR/NR)
50,000	4.250	(e)	09/01/2041	41,630
City of Celina Special Assessment RB for Celina Hills Public Improvement District Project Series 2022 (NR/NR)
100,000	4.875	(e)	09/01/2042	88,885
City of Celina Special Assessment RB for North Sky Public Improvement District Project Series 2023 (NR/NR)
440,000	4.375		09/01/2030	425,201
225,000	4.875	(e)	09/01/2030	218,314
City of Celina Special Assessment RB Series 2022 (NR/NR)
100,000	3.625	(e)	09/01/2032	83,436
City of Celina, Collin and Denton Counties Special Assessment RB, Series 2023 Cross Creek Meadows Public Improvement District Improvement Area 1 Project (NR/NR)
100,000	5.375	(e)	09/01/2043	94,180
City of Crandall Special Assessment RB for River Ridge Public Improvement District Project Series 2022 (NR/NR)
530,000	5.500	(e)	09/15/2032	526,291
City of Dayton Senior Lien Special Assessment RB for Westpointe Villages Public Improvement District Improvement Area #1 Project Series 2022A (NR/NR)
350,000	4.625	(e)	09/01/2027	339,158
City of Dripping Springs, Hays County Special Assessment RB, Series 2023 Heritage Public Improvement District Improvement Area 1 Project (NR/NR)
300,000	5.375	(e)	09/01/2043	282,847
City of Fate Special Assessment for Williamsburg East Public Improvement District Area No. 1 Series 2020 (NR/NR)
100,000	3.375	(e)	08/15/2030	85,441
City of Fate Special Assessment RB for Monterra Public Improvement District Series 2021 (NR/NR)
100,000	3.375	(e)	08/15/2031	84,220
City of Fate Special Assessment RB for Williamsburg East Public Improvement District Project Series 2022 (NR/NR)
317,000	5.875	(e)	08/15/2042	300,289
City of Fate Special Assessment RB for Williamsburg Public Improvement District Series 2022 (NR/NR)
75,000	4.250	(e)	08/15/2042	62,829
City of Fate, Rockwall County Special Assessment RB, Series 2023 Williamsburg Public Improvement District No. 1 Phase 3B (NR/NR)
100,000	5.125	(e)	08/15/2043	92,425
City of Georgetown Special Assessment RB for Parks at Westhaven Public Improvement District Project Series 2022 (NR/NR)
100,000	3.625	(e)	09/15/2027	93,648
City of Haslet Special Assessment RB for Haslet Public Improvement District Series 2021 (NR/NR)
100,000	2.625	(e)	09/01/2026	90,945

172	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Texas – (continued)
City of Houston Airport System Special Facilities RB for United Airlines Technical Operations Center Project Series 2018 (NR/BB-)
$200,000	5.000%		07/15/2028	$199,091
City of Hutto Emory Crossing Public Improvement District Special Assessment Bond Series 2021 (NR/NR)
519,000	3.625	(e)	09/01/2041	398,215
City of Hutto Special Assessment RB for Cottonwood Creek Public Improvement Series 2021 (NR/NR)
100,000	3.500	(e)	09/01/2041	75,595
City of Hutto Special Assessment RB for Durango Farms Public Improvement District Project Series 2021 (NR/NR)
100,000	3.875	(e)	09/01/2041	78,161
City of Hutto Special Assessment RB for Emory Crossing Public Improvement District Improvement Area #2 Project Series 2023 (NR/NR)
100,000	5.250	(e)	09/01/2043	95,942
City of Kyle Special Assessment RB for 6 Creeks Public Improvement Project Series 2021 (NR/NR)
100,000	3.375	(e)	09/01/2031	82,656
City of Kyle Special Assessment RB for Plum Creek North Public Improvement District Area #1 Project Series 2022 (NR/NR)
200,000	4.125	(e)	09/01/2041	167,125
City of Kyle Special Assessment RB, Series 2023 Porter Country Public Improvement District Improvement Area 1 Project (NR/NR)
188,000	4.875	(e)	09/01/2030	182,532
City of Kyle, Hays County Special Assessment RB, Series 2023 Limestone Creek Public Improvement District Improvement Area 1 Project (NR/NR)
177,000	4.750	(e)	09/01/2033	170,229
City of Lavon Heritage Public Improvement District No. 1 Special Assessment Refunding Series 2021 (BAM) (NR/AA)
500,000	2.500		09/15/2039	331,304
City of McLendon-Chisholm Special Assessment RB for Sonoma Public Improvement District Project Series 2022 (NR/NR)
400,000	5.000	(e)	09/15/2027	392,032
City of Mclendon-Chisholm Special Assessment Refunding Bonds Sonoma Public Improvement District Series 2020 (BAM) (NR/AA)
50,000	2.500		09/15/2035	37,176
City of Mesquite Special Assessment RB for Solterra Public Improvement District Improvement Area A-1 Projects Series 2023 (NR/NR)
100,000	4.750	(e)	09/01/2030	96,623
City of Mesquite Special Assessment RB for Solterra Public Improvement District Improvement Area A-1 Projects, Series 2023 (NR/NR)
122,000	5.500	(e)	09/01/2043	113,754
City of Mesquite, Dallas and Kaufman Counties Special Assessment RB, Series 2023 Heartland Town Center Public Improvement District Phase 2 Specific Improvements Project (NR/NR)
75,000	5.125	(e)	09/01/2052	68,036
City of Midlothian Special Assessment for Redden Farms Public Improvement District Series 2021 (NR/NR)
100,000	3.875	(e)	09/15/2041	76,257

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Texas – (continued)
City of Midlothian Special Assessment RB for Westside Preserve Public Improvement District Major Improvement Area Project #1 Series 2022 (NR/NR)
$100,000	5.250	%(e)	09/15/2042	$90,629
City of Midlothian Special Assessment RB for Westside Preserve Public Improvement District Major Improvement Area Project Series 2022 (NR/NR)
150,000	6.000	(e)	09/15/2042	141,888
City of Oak Point Special Assessment for Wildridge Public Improvement District No. 1 Project Series 2021 (NR/NR)
265,000	2.750	(e)	09/01/2031	213,949
City of Pilot Point Special Assessment RB for Creekview Public Improvement Zone A Improvement Project Series 2022 (NR/NR)
100,000	5.750	(e)	09/15/2032	96,874
100,000	5.500	(e)	09/15/2042	93,523
City of Pilot Point Special Assessment RB for Creekview Public Improvement Zone B Improvement Project Series 2022 (NR/NR)
100,000	5.500	(e)	09/15/2042	93,523
City of Pilot Point Special Assessment RB for Mobberly Public Improvement District Major Improvement Area Series 2022 (NR/NR)
350,000	5.375	(e)	09/15/2027	345,712
410,000	5.625	(e)	09/15/2032	402,650
City of Plano Collin Creek East Public Improvement District Special Assessment Bonds Series 2021 (NR/NR)
125,000	4.375	(e)	09/15/2051	94,410
City of Plano Collin Creek West Public Improvement District Special Assessment Bonds Series 2021 (NR/NR)
125,000	4.000	(e)	09/15/2051	91,448
City of Princeton Special Assessment RB for Arcadia Farms Public Improvement District Phases 5-7 Project Series 2022 (NR/NR)
52,000	4.250	(e)	09/01/2042	43,377
City of Princeton Special Assessment RB for Brookside Public Improvement District Series 2019 (NR/NR)
100,000	4.875		09/01/2039	92,207
City of Princeton Special Assessment RB for Brookside Public Improvement District Series 2021 (NR/NR)
25,000	3.375	(e)	09/01/2041	17,986
City of Princeton Special Assessment RB for Eastridge Public Improvement District Improvement Area Project Series 2022 (NR/NR)
75,000	5.125	(e)	09/01/2042	68,986
City of Princeton Special Assessment RB for Sicily Public Improvement District Improvement Area No. 1 Project, Series 2023 (NR/NR)
100,000	7.000	(e)	09/01/2043	96,765
City of Princeton Special Assessment RB for Whitewing Trails Public Improvement District Project Series 2023 (NR/NR)
100,000	5.125	(e)	09/01/2043	92,196
City of Princeton Special Assessment RB for Winchester Public Improvement District Series 2020 (NR/NR)
100,000	3.750	(e)	09/01/2040	77,178
City of Princeton Special Assessment RB for Winchester Public Improvement District Series 2021 (NR/NR)
50,000	3.250	(e)	09/01/2041	34,942

The accompanying notes are an integral part of these financial statements.	173

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Texas – (continued)
City of Red Oak Public Improvement District No. 1 Special Assessment Bonds for Improvement Area #1 Project Series 2021 (NR/NR)
$409,000	3.375	%(e)	09/15/2041	$290,095
City of Royse City Special Assessment for Creekshaw Public Improvement District Area #1 Series 2020 (NR/NR)
50,000	2.625	(e)	09/15/2025	47,808
50,000	3.375	(e)	09/15/2030	44,156
City of Sachse Special Assessment for Public Improvement District No. 1 Series 2020 (NR/NR)
100,000	3.250	(e)	09/15/2030	85,079
City of Santa Fe Special Assessment RB for Mulberry Farms Public Improvement District Series 2022 (NR/NR)
291,000	4.625	(e)	09/01/2032	270,809
City of Uhland Special Assessment RB for Watermill Public Improvement District Series 2022 (NR/NR)
250,000	6.625	(e)	09/01/2052	252,658
City of Venus Special Assessment RB for Patriot Estates Public Improvement Project Series 2021 (NR/NR)
128,000	2.625	(e)	09/15/2026	116,461
City of Waxahachie Special Assessment RB for North Grove Public Improvement Area Project Series 2022 (NR/NR)
302,000	5.125	(e)	08/15/2032	293,807
Club Municipal Management District Special Assessment RB Series 2021 (NR/NR)
50,000	3.250	(e)	09/01/2041	35,462
Conroe Local Government Corp. Conroe Convention Center Hotel Series 2021 A (NR/BBB-)
25,000	2.500		10/01/2031	19,963
Conroe Local Government Corp. Conroe Convention Center Hotel Series 2021 B (NR/BB-)
100,000	3.500	(e)	10/01/2031	80,821
County of Medina Woodlands Public Improvement District Special Assessment for Improvement Area #1 Project Series 2021 (NR/NR)
100,000	4.500	(e)	09/01/2041	81,350
Edinburg Economic Development Corp. Sales Tax RB Series 2019 (NR/NR)
100,000	5.000	(e)	08/15/2044	88,249
Edinburg Economic Development Corp. Sales Tax RB Series 2021 A (NR/NR)
75,000	3.125		08/15/2036	57,440
70,000	3.250		08/15/2041	48,956
Harris County Industrial Development Corporation Marine Terminal Refunding RB Energy Transfer LP Project Series 2023 (Baa3/BBB)
500,000	4.050	(a)(b)	11/01/2050	476,024
Hays County Special Assessment RB for La Cima Public Improvement District Neighborhood Improvement Project Series 2022 (NR/NR)
283,000	4.875	(e)	09/15/2032	273,432
Houston Airport System RB Refunding for United Airlines, Inc. Series 2020 B-2 (NR/NR)
250,000	5.000		07/15/2027	248,597
Kaufman County Fresh Water Supply District No. 1-D GO Bonds Series 2021 (NR/NR)
320,000	2.250		09/01/2030	255,955

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Texas – (continued)
Matagorda County Navigation District Number One Pollution Control Revenue Refunding Bonds for Central Power and Light Company Project Series 1996 (Baa2/A-)
$135,000	4.250%		05/01/2030	$ 128,853
Mission Economic Development Corp. Senior Lien RB for Natgasoline Project Series 2018 (NR/BB-)
100,000	4.625	(e)	10/01/2031	95,710
Mitchell County Hospital District GO Bonds Series 2020 (NR/NR)
90,000	5.250		02/15/2030	85,983
New Hope Cultural Education Facilities Finance Corp Revenue & Refunding Bonds Series 2021 (Ba2/BB+)
75,000	4.000	(e)	08/15/2036	62,273
New Hope Cultural Education Facilities Finance Corp. Retirement Facility RB Series 2021 (NR/NR)
100,000	4.000		11/01/2055	73,805
New Hope Cultural Education Facilities Finance Corp. Senior Living RB for Sanctuary LTC Project Series 2021A-1 (NR/NR)
225,000	5.500		01/01/2057	152,870
North Parkway Municipal Management Contract RB for Legacy Hills Public Improvement Project Series 2021 (NR/NR)
150,000	3.000	(e)	09/15/2026	138,778
300,000	3.625	(e)	09/15/2031	258,211
Port Beaumont Navigation District RB for Jefferson 2020 Bond Lessee & Borrower LLC Obligated Group Series 2021 A (NR/NR)
100,000	1.875	(e)	01/01/2026	91,258
150,000	2.500	(e)	01/01/2030	120,938
Port Beaumont Navigation District RB for Jefferson 2020 Bond Lessee & Borrower LLC Obligated Group Series 2021 A (AMT) (NR/NR)
175,000	3.000	(e)	01/01/2050	95,908
Port of Beaumont Industrial Development Authority RB for Jefferson 2020 Bond Lessee & Borrower LLC Obligated Group Series 2021 B (NR/NR)
500,000	4.100	(e)	01/01/2028	395,373
Tarrant County Hospital District LT Bonds Series 2023 (Aa1/NR)
125,000	4.250		08/15/2053	111,325
Texas Private Activity Bonds Surface Transportation Corp. RB Senior Lien for Mobility Partners Segment 3 LLC Series 2019 (Baa2/NR)
200,000	5.000		06/30/2058	190,502
Town of Flower Mound River Walk Public Improvement District No. 1 Special Assessment Refunding Bonds Series 2021 (NR/NR)
490,000	2.625	(e)	09/01/2026	446,241
Town of Lakewood Village Special Assessment RB for Lakewood Village Public Improvement District Project Series 2022 (NR/NR)
200,000	5.250	(e)	09/15/2042	181,466
Town of Little Elm Special Assessment RB for Valencia Public Improvement Project Series 2021 (NR/NR)
281,000	2.875	(e)	09/01/2031	225,148
Uptown Development Authority Tax Allocation Refunding Bonds for City of Houston Reinvestment Zone No. 16 Series 2021 (Baa2/NR)
100,000	3.000		09/01/2034	81,251

174	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Texas – (continued)
Viridian Municipal Management District Special Assessment Bonds Series 2020 (NR/NR)
$50,000	2.875%		12/01/2030	$ 41,220

				14,411,223

Utah - 0.9%
Black Desert Public Infrastructure District GO Bonds Series 2021 A (NR/NR)
500,000	3.500	(e)	03/01/2036	400,498
Salt Lake City International Aiport RB Series 2018A (A2/A+)
500,000	5.250		07/01/2048	503,235
Salt Lake City International Airport RB Series 2023A (A2/A+)
200,000	5.250		07/01/2048	205,157
Utah Charter School Finance Authority Charter School RB Series 2022A (NR/BB+)
250,000	5.750	(e)	06/15/2052	229,664
Utah Charter School Finance Authority Charter School Revenue Refunding Bonds Series 2022A (NR/BB)
100,000	4.000	(e)	07/15/2037	79,090

				1,417,644

Vermont - 0.2%
Vermont Economic Development Authority Solid Waste Disposal RB for Casella Waste System Project Series 2022 (B1/B+)
150,000	5.000	(a)(b)(e)	06/01/2052	149,100
Vermont Educational and Health Buildings Financing Agency RB Saint Michael’S College Project, Series 2023 (NR/BBB-)
175,000	5.500	(e)	10/01/2043	161,441

				310,541

Virginia - 0.7%
Norfolk Redevelopment and Housing Authority Multifamily Housing RB Braywood Manor Apartments, Series 2023 (HUD SECT 8) (Aaa/NR)
245,000	5.000	(a)(b)	05/01/2043	247,057
Tobacco Settlement Financing Corp. RB for Capital Appreciation Subseries 2007 C (NR/CCC-)
300,000	0.000	(f)	06/01/2047	71,725
Virginia Housing Development Authority RB Series 2019 E (Aa1/AA+)
250,000	3.100		12/01/2045	177,729
Virginia Small Business Financing Authority Senior Lien Revenue Refunding Bonds Series 2022 (Baa1/NR)
125,000	5.000		12/31/2052	118,613
Virginia Small Business Financing Authority Senior Lien Revenue Refunding Bonds Series 2022 (AMT) (NR/BBB)
500,000	4.000		01/01/2048	415,241
Virginia Small Business Financing Authority Tax Exempt Senior Lien Private Activity RB Series 2017 (Baa3/NR)
50,000	5.000		12/31/2052	47,353

				1,077,718

Washington - 0.3%
Port of Seattle Intermediate Lien RB Series 2017C (A1/AA-)
215,000	5.000		05/01/2042	213,745
Port of Seattle Intermediate Lien RB Series 2019 (A1/AA-)
225,000	5.000		04/01/2039	227,518

				441,263

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

West Virginia - 0.4%
Monongalia County Commission Excise Tax District RB Refunding Series 2021 A (NR/NR)
$95,000	4.125	%(e)	06/01/2043	$80,227
West Virginia Economic Development Authority RB for Arch Resources, Inc. Series 2021 (AMT) (B2/BB)
100,000	4.125	(a)(b)	07/01/2045	98,125
West Virginia Economic Development Authority Solid Waste Disposal Facilities Revenue Refunding Bonds for Wheeling Power Company Project Series 2013A (NR/A-)
500,000	3.000	(a)(b)	06/01/2037	459,684

				638,036

Wisconsin - 1.6%
Public Finance Authority Charter School RB for Coral Academy of Science Reno Series 2022A (NR/NR)
100,000	5.875	(e)	06/01/2052	91,670
Public Finance Authority Charter School RB for Founders Academy of Las Vegas Series 2023A (NR/BB-)
25,000	6.375	(e)	07/01/2043	24,247
Public Finance Authority Charter School RB Series 2021A (NR/NR)
510,000	5.000	(e)	06/15/2041	412,677
Public Finance Authority Education RB for Clove Garden School Series 2022 (NR/NR)
360,000	5.000	(e)	06/15/2032	341,924
Public Finance Authority Education RB Series 2022 (NR/NR)
200,000	5.000	(e)	01/01/2042	172,020
Public Finance Authority Exempt Facilities RB Refunding for Celanese Project Series 2016 C (Baa3/BBB-)
190,000	4.300		11/01/2030	183,244
Public Finance Authority RB for Charter Day School Obligated Group Series 2020 A (Ba2/NR)
50,000	5.000	(e)	12/01/2045	40,010
Public Finance Authority RB for High Desert Montessori Charter School Series 2021 A (NR/NR)
100,000	5.000	(e)	06/01/2061	77,738
Public Finance Authority RB for Masonic & Eastern Star Home of NC, Inc. Obligated Group Series 2020 A (NR/NR)
100,000	4.000	(e)	03/01/2030	90,922
Public Finance Authority RB for Noorda College of Osteopathic Medicine LLC Series 2021 A (Ba2/NR)
250,000	5.625	(e)	06/01/2050	208,659
Public Finance Authority RB for Noorda College of Osteopathic Medicine LLC Series 2021 B (Ba2/NR)
290,000	6.500	(e)	06/01/2045	238,317
Public Finance Authority RB for Rider University A New Jersey Non-Profit Corp. Series 2021 B (NR/BB)
100,000	6.000	(e)	07/01/2031	84,397
Public Finance Authority RB Refunding for Rider University A New Jersey Non-Profit Corp. Series 2021 A (NR/BB)
150,000	4.500	(e)	07/01/2048	107,411
Public Finance Authority RB Refunding for UMA Education, Inc. Project Series 2019 B (NR/BB)
25,000	6.125	(e)	10/01/2049	20,284
Public Finance Authority Student Housing RB Series 2021A-1 (Ba1/NR)
50,000	4.000	(e)	07/01/2041	40,440
150,000	4.000	(e)	07/01/2051	109,686

The accompanying notes are an integral part of these financial statements.	175

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Wisconsin – (continued)
Wisconsin Health & Educational Facilities Authority RB Series 2021 for Hope Christian Schools (NR/NR)
$45,000	3.000%		12/01/2031	$36,488
75,000	4.000		12/01/2041	54,344
Wisconsin Health and Educational Facilities Authority RB Series 2018C (Aa3/AA) (SIFMA Municipal Swap Index Yield + 0.18%)
175,000	3.540	(b)(d)	08/15/2054	171,552
Wisconsin Public Finance Authority Hotel RB for Grand Hyatt San Antonion Hotel Acquisition Project Senior Lien Series 2022A (NR/BBB-)
200,000	5.000		02/01/2042	186,919

				2,692,949

TOTAL MUNICIPAL BONDS (Cost $179,876,155)				159,765,530

Corporate Bond – 0.9%

Healthcare-Services - 0.1%
Toledo Hospital RB Series 2022 B (Ba2/BB)
75,000	5.325%		11/15/28	59,156
Tower Health Series (NR/B)
50,000	4.451		02/01/50	22,250

				81,406

Real Estate - 0.8%
Benloch Ranch Improvement Association No. 1 Series 2020 (NR/NR)
50,365	9.750	(i)	12/01/39	46,891
Benloch Ranch Improvement Association No. 1 Series 2021 (NR/NR)
50,365	9.750	(e)(i)	12/01/39	46,891
Benloch Ranch Improvement Association No. 2 (NR/NR)
700,000	10.000	(e)(i)	12/01/51	614,019
Brixton Park Improvement Association No. 1 Series (NR/NR)
782,571	6.875	(e)(i)	12/01/51	636,652

				1,344,453

TOTAL CORPORATE BOND (Cost $1,642,775)				1,425,859

TOTAL INVESTMENTS - 98.3% (Cost $181,518,930)				$161,191,389

OTHER ASSETS IN EXCESS OF LIABILITIES - 1.7%				2,755,657

NET ASSETS - 100.0%				$163,947,046

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Security is currently in default and/or non-income producing.
(a)	Variable Rate Demand Instruments – rate shown is that which is in effect on September 30, 2023. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.
(b)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect on September 30, 2023.
(c)	Zero coupon bond until next reset date.

(d)	Variable or floating rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on September 30, 2023.
(e)	Exempt from registration under Rule 144A of the Securities Act of 1933.
(f)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(g)	When-issued security.
(h)	Contingent value instrument that only pays out if a portion of the territory’s Sales and Use Tax outperforms the projections in the Oversight Board’s Certified Fiscal Plan.
(i)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.

Security ratings disclosed, if any, are issued by either Standard & Poor’s, Moody’s Investor Service or Fitch and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviations:
ABS	- Asset-Backed Security
AGM	- Insured by Assured Guaranty Municipal Corp.
AGM-CR	- Insured by Assured Guaranty Municipal Corp. Insured Custodial receipts
AMT	- Alternative Minimum Tax (subject to)
BAM	- Build America Mutual Assurance Co.
CFD	- Community Facilities District
COPS	- Certificates of Participation
GO	- General Obligation
HUD SECT 8	- Hud Section 8
IDA	- Industrial Development Agency
LIBOR	- London Interbank Offered Rates
LP	- Limited Partnership
LT	- Limited Tax
NATL	- National Public Finance Guarantee Corp.
NR	- Not Rated
RB	- Revenue Bond
SD CRED PROG	- School District Credit Program
SIFMA	- Securities Industry and Financial Markets Association
SONYMA	- State of New York Mortgage Agency
UPMC	- University of Pittsburgh Medical Center
USD	- United States Dollar
UT	- Unlimited Tax
WR	- Withdrawn Rating

176	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – 99.2%

Alabama - 3.7%
Black Belt Energy Gas District Gas Prepay RB 2019 Series A (A1/NR)
$24,725,000	4.000	%(a)(b)	12/01/2049	$24,273,470
Black Belt Energy Gas District Gas Supply RB Series 2022 (Aa1/NR)
15,000,000	4.000	(a)(b)	07/01/2052	14,607,114
Chatom Industrial Development Board Gulf Opportunity Zone Refunding Bonds for Powersouth Energy Cooperative Projects Series 2020 (AGM) (A1/AA)
425,000	5.000		08/01/2025	430,037
550,000	5.000		08/01/2027	566,343
485,000	5.000		08/01/2028	503,198
485,000	5.000		08/01/2029	505,295
425,000	5.000		08/01/2030	446,612
Health Care Authority for Baptist Health Series 2023 (A3/BBB+)
690,000	5.000		11/15/2024	694,742
675,000	5.000		11/15/2025	684,035
1,405,000	5.000		11/15/2026	1,435,876
1,480,000	5.000		11/15/2027	1,528,026
2,175,000	5.000		11/15/2028	2,259,801
2,835,000	5.000		11/15/2029	2,952,323
Houston County Health Care Authority RB for Southeast Alabama Medical Center Series 2016 A (NR/BBB+)
1,000,000	5.000		10/01/2025	1,006,353
Houston County Healthcare Authority Hospital RB for Southeast Alabama Medical Center Series 2016-A (NR/BBB+)
2,000,000	5.000		10/01/2030	1,989,860
Independent Development Board City of Prattville International Paper Company Project Environmental Improvement Revenue Refunding Bonds Series 2019B (Baa2/BBB)
225,000	2.000	(a)(b)	11/01/2033	219,801
Industrial Development Board City of Prattville International Paper Company Project Recovery Zone Facility Revenue Refunding Bonds Series 2019C (Baa2/BBB)
675,000	2.000	(a)(b)	11/01/2033	659,404
Industrial Development Board City of Selma Gulf Opportunity Zone Revenue Refunding Bonds Series 2020A (NON-AMT) (Baa2/BBB)
6,500,000	1.375	(a)(b)	05/01/2034	6,180,678
Industrial Development Board City of Selma International Paper Company Project Gulf Opportunity Zone Revenue Refunding Bonds Series 2019A (Baa2/BBB)
1,875,000	2.000	(a)(b)	11/01/2033	1,831,677
Industrial Development Board of the City of Mobile Alabama RB for Alabama Power Co. Series 2007 A (A1/A-)
3,335,000	1.000	(a)(b)	06/01/2034	3,144,684
Jacksonville State University RB Refunding Series 2020 (A3/BBB)
315,000	3.000		12/01/2023	313,851
275,000	4.000		12/01/2024	273,495
Jefferson County Subordinate Lien Sewer RB Warrants Series 2013 D (NR/BBB)
10,220,000	6.500		10/01/2053	10,726,189
Southeast Alabama Gas Supply District Gas Supply RB Series 2018A (A1/NR)
27,465,000	4.000	(a)(b)	06/01/2049	27,283,865
Southeast Energy Authority Commodity Supply RB for Project No. 6 Series 2023B (Aa1/NR)
11,270,000	5.000	(a)(b)	01/01/2054	11,383,683

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Alabama – (continued)
The Black Belt Energy Gas District Gas Supply RB, Series 2023B (Aa1/NR)
$13,580,000	5.250	%(a)(b)	12/01/2053	$13,929,184
The Board of Trustees of The University of Alabama General RB, The University of Alabama, Series 2014-B (Aa2/AA)
10,815,000	4.000	(c)	07/01/2024	10,813,268
The Industrial Board of the Town of West Jefferson Pollution Control Revenue Refunding Bonds for Alabama Power Company Project Series 1998 (A1/A-)
6,230,000	3.650		06/01/2028	6,006,428
The Industrial Development Board of the City of Mobile Pollution Control RB for Alabama Power Company Barry Plant Project Series 2007-C (A1/A-)
2,530,000	3.780	(a)(b)	06/01/2034	2,484,300
The Southeast Alabama Gas Supply District RB for Project No. 2 Series 2018 B (A1/NR) (1M USD LIBOR + 0.85%)
25,105,000	4.498	(a)(d)	06/01/2049	25,097,735
Water Works Board of the City of Birmingham Water Revenue Refunding Bonds Series 2015-A (Aa2/AA)
30,000,000	5.000	(c)	01/01/2025	30,410,259

				204,641,586

Alaska - 0.2%
Alaska Municipal Bond Bank GO Refunding Bonds 2016 Series 4 (AMT) (NR/A+)
1,755,000	5.000		12/01/2030	1,775,416
1,960,000	5.000		12/01/2032	1,981,651
North Slope Borough GO Bonds Series 2022A (NR/AA)
4,700,000	5.000		06/30/2027	4,917,928
State of Alaska International Airports System Private Activity Revenue Refunding Bonds Series 2021C (AMT) (A1/NR)
1,975,000	5.000		10/01/2025	1,993,535

				10,668,530

Arizona - 3.3%
Arizona Health Facilities Authority Hospital RB for Banner Health Series 2007 B (NR/AA-) (3M USD LIBOR + 0.81%)
82,960,000	4.517	(d)	01/01/2037	74,775,888
Arizona Industrial Development Authority RB for Great Lakes Senior Living Communities LLC Project First Tier Series 2019 A (NR/CCC-)
575,000	5.000		01/01/2024	563,090
Arizona Industrial Development Authority RB for Great Lakes Senior Living Communities LLC Project Second Tier Series 2019 B (NR/CCC-)
560,000	5.000		01/01/2024	544,462
Arizona Transportation Board Highway Revenue and Revenue Refunding Bonds Series 2023 (Aa1/AA+)
4,000,000	5.000		07/01/2025	4,088,097
2,370,000	5.000		07/01/2026	2,454,525
3,800,000	5.000		07/01/2027	3,995,344
City of Chandler IDA Industrial Development RB for Intel Corp. Project Series 2022 (A2/A)
10,100,000	5.000	(a)(b)	09/01/2042	10,212,022
City of Chandler IDA RB for Intel Corp. Project Series 2022-2 (A2/A)
40,615,000	5.000	(a)(b)	09/01/2052	41,068,272

The accompanying notes are an integral part of these financial statements.	177

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Arizona – (continued)
City of Phoenix Civic Improvement Corp. Junior Lien Airport RB Series 2019B (Aa3/A+)
$1,215,000	5.000%		07/01/2025	$1,227,407
City of Phoenix Civic Improvement Corp. Junior Lien Water System Revenue Refunding Bonds Series 2014B (Aa2/AAA)
11,000,000	5.000		07/01/2026	11,077,992
Coconino County Pollution Control Refunding RB for Nevada Power Company Projects Pollution Control Corp. Series 2017A (A2/A+)
1,775,000	4.125	(a)(b)	09/01/2032	1,747,120
County of Pinal IDA Correctional Facility Contract Refunding Bonds Series 2020A (NR/BBB)
3,900,000	2.000		10/01/2024	3,787,204
1,540,000	2.000		10/01/2025	1,451,863
Maricopa County Industrial Development Authority RB Refunding for Legacy Traditional School Obligated Group Series 2019 A (SD CRED PROG) (Ba2/AA-)
135,000	4.000		07/01/2024	134,430
Maricopa County Pollution Control Corp. RB Refunding for Public Service Co. of New Mexico Series 2010 A (Baa2/BBB)
3,750,000	0.875	(a)(b)	06/01/2043	3,270,170
Maricopa County Pollution Control Corp. RB Refunding for Public Service Co. of New Mexico Series 2010 B (Baa2/BBB)
1,790,000	0.875	(a)(b)	06/01/2043	1,560,961
Maricopa County Pollution Control Revenue Refunding Bonds 2003 Series A (NON-AMT) (Baa2/BBB)
10,000,000	3.000	(a)(b)	01/01/2038	9,874,069
Pima County Sewer System Revenue Refunding Obligations Series 2022 (NR/AA)
1,500,000	5.000		07/01/2025	1,529,471
1,905,000	5.000		07/01/2026	1,969,917
2,000,000	5.000		07/01/2027	2,099,946
Salt River Agricultural Improvement and Power District Project Electric System RB 2015 Series A (Aa1/AA+)
6,625,000	5.000		12/01/2045	6,705,865

				184,138,115

Arkansas - 0.0%
Conway Health Facilities Board RB Refunding for Conway Regional Medical Center, Inc. Series 2019 (NR/BBB+)
400,000	5.000		08/01/2024	401,807
550,000	5.000		08/01/2026	558,916

				960,723

California - 6.4%
Bay Area Toll Authority RB Refunding for San Francisco Bay Area Series 2021 C (Aa3/AA) (SIFMA Municipal Swap Index Yield + 0.45%)
7,000,000	3.810	(a)(d)	04/01/2056	6,845,497
Bay Area Toll Authority Toll Bridge Authority RB for San Francisco Bay Area Series 2001 A (NR/AA) (SIFMA Municipal Swap Index Yield + 1.25%)
15,000,000	5.230	(a)(d)	04/01/2036	15,025,667
California Community Choice Financing Authority Clean Energy Project RB Series 2022A (A1/NR)
19,150,000	4.000	(a)(b)	05/01/2053	18,538,619
California Community College Financing Authority RB for NCCD-Orange Coast Properties LLC Series 2018 (NR/BB+)
535,000	5.000		05/01/2024	535,854

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)

California – (continued)
California Infrastructure & Economic Development Bank for Brightline West Passenger Rail Project Series RB Series 2020A (Aaa/NR)
$12,900,000	3.650%(a)(b)(e)	01/01/2050	$12,821,196
California Infrastructure & Economic Development Bank RB Refunding for California Academy of Sciences Series 2018 B (A2/NR) (SIFMA Municipal Swap Index Yield + 0.35%)
32,000,000	3.710 (a)(d)	08/01/2047	31,696,093
California Infrastructure & Economic Development Bank RB Refunding for Museum Associates Series 2021 A (A3/NR)
20,000,000	1.200 (a)(b)	12/01/2050	16,805,184
California Infrastructure & Economic Development Bank RB Refunding for Museum Associates Series 2021 B (A3/NR) (SIFMA Municipal Swap Index Yield + 0.70%)
5,000,000	4.060 (a)(d)	12/01/2050	4,859,655
California Municipal Finance Authority Insured Revenue and Refunding Bonds Aldersly Project, Series 2023B-2 Tax Exempt Mandatory Paydown Securities (CA MTG INS) (NR/AA-)
2,990,000	3.750	11/15/2028	2,871,214
California Municipal Finance Authority RB for Waste Management, Inc. Series 2009 A (NR/A-/A-2)
1,800,000	1.300 (a)(b)(e)	02/01/2039	1,726,008
California Municipal Finance Authority RB for Waste Management, Inc. Series 2017 A (AMT) (NR/A-/A-2)
17,860,000	0.700 (a)(b)	12/01/2044	17,726,697
California Municipal Finance Authority RB Refunding for California Lutheran University Series 2018 (Baa1/NR)
225,000	5.000	10/01/2023	225,000
275,000	5.000	10/01/2024	275,692
275,000	5.000	10/01/2025	277,476
California Municipal Finance Authority Senior Lien RB for LAX Integrated Express Solutions LLC Project Series 2018 A (AMT) (NR/NR)
2,385,000	5.000	06/30/2026	2,402,364
California Municipal Finance Authority Senior Lien RB for Linxs APM Project Series 2018A (NR/NR)
4,265,000	5.000	06/30/2028	4,351,556
3,235,000	5.000	12/31/2028	3,302,226
California Municipal Finance Authority Solid Waste Disposal Refunding RB Republic Services, Inc. Project Series 2021A (NR/BBB+/A-2)
3,700,000	4.100 (a)(b)(f)	07/01/2041	3,699,915
California Pollution Control Financing Authority RB for American Water Capital Corp. Project Series 2020 (NON-AMT) (Baa1/A)
1,150,000	3.700 (a)(b)	08/01/2040	1,118,786
California Pollution Control Financing Authority Solid Waste Disposal Refunding RB for Waste Management Project Series 2015A-1 (NR/A-/A-2)
10,000,000	3.375	07/01/2025	9,762,111
California Pollution Control Financing Authority Water Furnishing RB for Poseidon Resources Desalination Project Series 2023 (Baa3/NR)
2,700,000	5.000 (e)	07/01/2026	2,758,781
4,665,000	5.000 (e)	07/01/2028	4,813,602
4,610,000	5.000 (e)	07/01/2029	4,772,410

178	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

California – (continued)
California Pollution Control Financing Authority Water Furnishing RB for Poseidon Resources LP Desalination Project Series 2012 (AMT) (Baa3/NR)
$5,010,000	5.000	%(e)	11/21/2045	$4,765,085
California Public Finance Authority RB for Henry Mayo Newhall Hospital Series 2021A (NR/BBB-)
400,000	4.000		10/15/2027	388,358
California Public Finance Authority RB Refunding for Henry Mayo Newhall Hospital Obligated Group Series 2021 A (NR/BBB-)
390,000	4.000		10/15/2025	382,910
California State University RB Refunding Series 2016 B-2 (Aa2/AA-)
12,100,000	0.550	(a)(b)	11/01/2049	10,605,609
California Statewide Community Development Authority Pollution Control Refunding RB 2006 Series B (NON-AMT) (A2/A-)
8,500,000	1.450		04/01/2028	7,096,609
Chino Public Financing Authority Tax Exempt RB Series 2019 A (NR/NR)
215,000	3.000		09/01/2024	209,964
City of Chino Community Facilities Improvement Area Special Tax Bonds Series 2022 (NR/NR)
1,080,000	4.000		09/01/2025	1,066,899
1,285,000	5.000		09/01/2030	1,312,280
City of Chino Public Financing Authority Local Agency Refunding Bonds Series 2019A (NR/NR)
230,000	4.000		09/01/2026	226,255
City of Los Angeles Department of Airports International Airport Series RB 2022 Series G (AMT) (Aa2/AA)
3,150,000	5.000		05/15/2028	3,271,329
City of Los Angeles Department of Airports International Airport Subordinate RB 2016 Series B (Aa3/AA-)
1,000,000	5.000		05/15/2029	1,018,582
City of Los Angeles Department of Airports International Airport Subordinate RB 2018 Series C (Aa3/AA-)
5,060,000	5.000		05/15/2030	5,202,512
City of Los Angeles Department of Airports International Airport Subordinate RB 2018 Series D (Aa3/AA-)
7,425,000	5.000		05/15/2025	7,517,614
City of Los Angeles Department of Airports International Airport Subordinate RB 2023 Series A (Aa3/AA-)
750,000	5.000		05/15/2025	759,355
City of Los Angeles Department of Airports Senior RB Series 2015 (NON-AMT) (Aa3/AA-)
1,000,000	5.000		05/15/2028	1,025,001
City of Los Angeles Department of Water and Power Water System RB 2014 Series A (Aa2/AA+)
10,000,000	5.000		07/01/2039	10,026,405
City of Ontario CA Community Facilities District No. 43 Special Tax Bonds Series 2020 (NR/NR)
305,000	4.000		09/01/2028	296,653
City of San Francisco Infrastructure and Revitalization Financing District Tax Increment RB Series 2022A (NR/NR)
260,000	5.000	(e)	09/01/2027	260,533
Coachella Valley Water District Drinking Water System Revenue Notes Series 2022A (NR/AA+)
12,015,000	1.375		06/01/2025	11,313,843

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

California – (continued)
Golden State Tobacco Securitization Corp. Enhanced Tobacco Settlement Asset Backed Bonds Series 2015A (ST APPROP) (Aa3/A+)
$25,000,000	5.000	%(c)	06/01/2025	$25,546,997
Inland Empire Tobacco Securitization Authority RB Turbo Asset- Backed Bonds Series 2019 (NR/A-)
2,425,000	3.678		06/01/2038	2,227,313
Irvine Facilities Financing Authority Gateway Preserve Land Acquisition Project Lease RB, Series 2023A (NR/AA+)
7,000,000	5.250		05/01/2048	7,139,130
Los Angeles County Development Authority Multifamily Housing RB West La Va -Building 156 & 157 Apartments, 2023 Series C (HUD SECT 8) (Aaa/NR)
2,370,000	3.750	(a)(b)	12/01/2046	2,301,046
Modesto Financing Authority Domestic Project RB 2007F (NATL) (Baa2/AA) (3M USD LIBOR + 0.63%)
7,000,000	4.430	(d)	09/01/2037	6,114,963
Northern California Gas Authority No. 1 RB for Gas Project Series 2007 B (A1/A-) (3M USD LIBOR + 0.72%)
6,700,000	4.411	(d)	07/01/2027	6,629,718
Peralta Community College District GO Bonds 2022 Series B (NR/AA-)
2,720,000	5.000		08/01/2024	2,746,860
Riverside Unified School District Community Facilities District No. 32 Special Tax Series 2020 (NR/NR)
205,000	4.000		09/01/2025	202,072
210,000	4.000		09/01/2026	205,853
Rocklin City of CFD No. 10 Whitney Ranch Special Tax Bonds, Series 2019 (NR/NR)
100,000	5.000		09/01/2030	101,127
Sacramento City Financing Authority RB Series 2007B (NATL) (Aa3/AA-) (3M USD LIBOR + 0.57%)
10,000,000	4.370	(d)	06/01/2039	8,190,245
Sacramento County Financing Authority RB Series 2007B (NATL) (Aa3/AA-) (3M USD LIBOR + 0.55%)
14,390,000	4.350	(d)	06/01/2034	12,666,180
San Gorgonio Memorial Healthcare District 2020 GO Refunding Bonds (Ba2/NR)
855,000	4.000		08/01/2024	839,448
930,000	4.000		08/01/2025	896,710
1,020,000	3.000		08/01/2026	926,813
Sierra View Local Health Care District RB Refunding for Tulare County Series 2020 (NR/NR)
320,000	4.000		07/01/2026	314,895
State of California GO Bonds (Aa2/AA-)
11,655,000	4.000		10/01/2024	11,705,192
State of California Various Purpose GO Refunding Bonds (Aa2/AA-)
5,000,000	5.000		04/01/2025	5,106,879
20,000,000	5.000		12/01/2028	21,398,660
Transbay Joint Powers Authority Senior Tax Allocation Bonds Series 2020A (NR/NR)
1,265,000	5.000		10/01/2028	1,306,467

The accompanying notes are an integral part of these financial statements.	179

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

California – (continued)
Transbay Joint Powers Authority Senior Tax Allocation Bonds Series 2020A Tax-Exempt Green Bonds (NR/NR)
$1,230,000	5.000%		10/01/2025	$1,243,648
1,260,000	5.000		10/01/2027	1,292,028
Washington Township Healthcare District Revenue Refunding Bonds 2020 Series A (Baa3/NR)
200,000	5.000		07/01/2024	200,310
225,000	5.000		07/01/2025	226,171
250,000	5.000		07/01/2026	253,299

				353,739,423

Colorado - 3.4%
City of Denver Airport System Subordinate RB Series 2018A (A1/A+)
2,000,000	5.000		12/01/2027	2,048,796
City of Denver Aviation Airport System RB Series 2022C (Aa3/AA-)
1,260,000	5.000		11/15/2026	1,310,076
1,215,000	5.000		11/15/2027	1,281,712
1,380,000	5.000		11/15/2028	1,474,453
City of Denver Aviation Airport System RB Series 2022D (Aa3/AA-)
1,000,000	5.000		11/15/2025	1,011,973
3,750,000	5.250		11/15/2026	3,859,504
4,500,000	5.250		11/15/2027	4,689,933
6,500,000	5.500		11/15/2028	6,895,708
City of Denver Fixed Rate RB for Department of Aviation Airport System Series 2020B-1 (AMT) (Aa3/AA-)
4,390,000	5.000		11/15/2025	4,442,561
City of Denver RB for Department of Aviation Airport System Series 2022A (AMT) (Aa3/AA-)
500,000	5.000		11/15/2024	503,544
1,850,000	5.000		11/15/2025	1,872,150
3,480,000	5.000		11/15/2026	3,551,381
5,600,000	5.000		11/15/2027	5,768,893
Colorado Health Facilities Authority RB for AdventHealth Obligated Group Series 2019B (NR/NR)
1,585,000	5.000	(b)(c)	11/19/2026	1,648,431
Colorado Health Facilities Authority RB for Commonspirit Health Series 2019A-1 (Baa1/A-)
6,510,000	5.000		08/01/2025	6,558,681
2,990,000	5.000		08/01/2026	3,036,086
5,175,000	5.000		08/01/2027	5,299,321
Colorado Health Facilities Authority RB for Commonspirit Health Series 2019A-2 (Baa1/A-)
2,025,000	5.000		08/01/2026	2,056,212
Colorado Health Facilities Authority RB for Commonspirit Health Series 2019B-2 (Baa1/A-)
3,700,000	5.000	(a)(b)	08/01/2049	3,747,870
Colorado Health Facilities Authority RB for Commonspirit Health Series 2022A (Baa1/A-)
50,000	5.000		11/01/2024	50,347
125,000	5.000		11/01/2025	126,238
100,000	5.000		11/01/2026	101,754
125,000	5.000		11/01/2027	128,303
Colorado Health Facilities Authority RB for Intermountain Healthcare Series 2022C (Aa1/AA+)
13,000,000	5.000	(a)(b)	05/15/2062	13,644,727

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Colorado – (continued)
Colorado Health Facilities Authority RB for Sanford Series 2019A (NR/A+)
$500,000	5.000%		11/01/2025	$508,126
Colorado Health Facilities Authority RB Series 2013A (WR/AA+)
5,200,000	5.000	(c)	01/01/2024	5,211,929
Colorado Health Facilities Authority RB Series 2019B Series 2019B-1 (Baa1/A-)
19,450,000	5.000	(a)(b)	08/01/2049	19,534,744
Colorado Health Facilities Authority Revenue Hospital Bonds for AdventHealth Obligated Group Series 2019B (NR/AA)
15,575,000	5.000	(a)(b)	11/15/2049	15,978,671
Colorado High Performance Transportation Enterprise C-470 Express Lanes Senior RB Series 2017 (NR/NR)
1,000,000	5.000		12/31/2047	948,784
1,000,000	5.000		12/31/2051	938,164
Denver Convention Center Hotel Authority Senior Revenue Refunding Bonds Series 2016 (Baa2/BBB-)
2,000,000	5.000		12/01/2026	2,008,965
Denver Health & Hospital Authority COPS Series 2018 (NR/BBB)
205,000	5.000		12/01/2025	206,553
Denver Health & Hospital Authority Healthcare Revenue Refunding Bonds Series 2017A (NR/BBB)
4,995,000	5.000	(e)	12/01/2025	5,032,851
E-470 Public Highway Authority Colorado Revenue Refunding Bonds Series 2004 A (NATL) (A1/A+)
20,115,000	0.000	(g)	09/01/2027	17,070,482
E-470 Public Highway Authority RB Refunding Series 2021 B (A1/A+) (SOFR + 0.35%)
7,250,000	3.908	(a)(d)	09/01/2039	7,223,119
E-470 Public Highway Authority Senior RB Series 2000 B (NATL) (A1/A+)
9,000,000	0.000	(g)	09/01/2025	8,286,493
Regional Tranportation District Tax Exempt Private Activity Bonds Series 2020 (Baa1/NR)
500,000	5.000		07/15/2027	513,544
Regional Transportation District Sales Tax RB for Fastracks Project Series 2016A (Aa2/AAA)
19,445,000	5.000		11/01/2046	19,639,541
Regional Transportation District Tax Exempt NON-AMT Private Activity Bonds Series 2020A Taxable Private Activity Bonds Series 2020B (Baa1/NR)
385,000	5.000		01/15/2024	384,935
350,000	3.000		01/15/2026	340,035
Regional Transportation District Tax Exempt Private Activity Bonds Series 2020 (Baa1/NR)
250,000	5.000		07/15/2026	254,419
500,000	5.000		01/15/2027	510,920
South Sloan Lake Metropolitan District LT GO Refunding & Improvement Bonds Series 2019 (AGM) (Baa1/AA)
150,000	5.000		12/01/2024	151,126
University of Colorado Hospital Authority Refunding RB Series 2019C (Aa2/AA)
5,000,000	5.000	(a)(b)	11/15/2047	5,018,962
University of Colorado Regents Enterprise Refunding RB Series 2021C3B (Aa1/NR)
5,000,000	2.000	(a)(b)	06/01/2051	4,654,760

180	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Colorado – (continued)
Vauxmont Metropolitan District Senior LT GO & Special Revenue Refunding Bonds Series 2020 (AGM) (NR/AA)
$195,000	5.000%		12/01/2023	$195,206
Vauxmont Metropolitan District Subordinate LT GO Special Revenue Refunding Bonds Series 2019 (AGM) (NR/AA)
130,000	5.000		12/15/2024	131,365
125,000	5.000		12/15/2025	127,635

				189,979,983

Connecticut - 2.0%
City of New Haven GO Bonds Series 2018 A (NR/BBB+)
945,000	5.000		08/01/2024	949,803
600,000	5.000		08/01/2025	607,532
City of New Haven GO Refunding Bonds Series B (AGM) (A1/AA)
1,350,000	5.000		02/01/2024	1,352,796
City of West Haven GO Bonds 2017 Series A (Baa3/BBB)
400,000	5.000		11/01/2023	400,235
Connecticut Health & Educational Facilities Authority RB for University of Hartford Series N (NR/BB+)
390,000	5.000		07/01/2025	386,319
Connecticut State Health & Educational Facilities Authority RB Refunding for Yale University Series 2015 A (Aaa/AAA)
40,000,000	0.375	(a)(b)	07/01/2035	38,616,376
State of Connecticut GO Bonds 2014 Series A (Aa3/AA-)
5,380,000	5.000		03/01/2030	5,400,382
State of Connecticut GO Bonds 2016 Series A (Aa3/AA-)
7,500,000	4.000		03/15/2034	7,466,413
State of Connecticut Health & Educational Facilities Authority RB for Hartford Healthcare Series 2020B (WR/A)
7,035,000	5.000	(a)(b)	07/01/2053	7,181,588
State of Connecticut Health & Educational Facilities Authority RB for Yale University Series 2014A (Aaa/AAA)
10,015,000	2.800	(a)(b)	07/01/2048	9,650,892
State of Connecticut Health and Educational Facilities Authority for Yale University Issue RB Series U-2 (Aaa/AAA)
21,750,000	1.100	(a)(b)	07/01/2033	20,795,869
State of Connecticut Special Tax Obligation Bonds for Transportation Infrastructure Purposes 2022 Series A (Aa3/AA)
2,965,000	5.000		07/01/2024	2,987,977
1,950,000	5.000		07/01/2025	1,987,982
2,415,000	5.000		07/01/2026	2,499,212
1,500,000	5.000		07/01/2027	1,572,277
State of Connecticut Special Tax Obligation Refunding Bonds for Transportation Infrastructure Purposes 2022 Series B
(Aa3/AA)
500,000	5.000		01/01/2024	501,135
2,535,000	5.000		07/01/2024	2,554,645
2,910,000	5.000		07/01/2025	2,966,681
1,750,000	5.000		07/01/2026	1,811,023
2,150,000	5.000		07/01/2027	2,253,596

				111,942,733

Delaware - 0.6%
Delaware Economic Development Authority Gas Facilities RB Refunding for Delmarva Power & Light Co. Project Series 2020 (A2/A)
5,425,000	1.050	(a)(b)	01/01/2031	5,087,349

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Delaware – (continued)
Delaware Health Facilities Authority RB for Beebee Medical Center Project Series 2018 (NR/BBB)
$305,000	5.000%		06/01/2024	$305,779
700,000	5.000		06/01/2025	705,079
725,000	5.000		06/01/2027	739,241
Delaware State Economic Development Authority RB Refunding for NRG Energy, Inc. Series 2020 A (Baa3/BBB-)
14,650,000	1.250	(a)(b)	10/01/2045	13,313,382
State of Delaware GO Bonds Series 2021 (Aaa/AAA)
14,880,000	5.000		02/01/2025	15,125,172

				35,276,002

District of Columbia - 1.5%
District of Columbia GO Refunding Bonds Series 2023B (Aaa/AA+)
2,050,000	5.000		06/01/2025	2,092,859
District of Columbia Housing Finance Agency Collateralized Multifamily Housing RB for Paxton Project Series 2022 (Aaa/NR)
3,750,000	4.000	(a)(b)	09/01/2040	3,697,750
District of Columbia Metropolitan Airport Authority Airport System Revenue Refunding Bonds Series 2014A (Aa3/AA-)
3,250,000	5.000		10/01/2027	3,247,601
District of Columbia Metropolitan Airport Authority Airport System Revenue Refunding Bonds Series 2015A (NR/AA-)
10,000,000	5.000		10/01/2034	9,928,636
District of Columbia RB Refunding for National Public Radio, Inc. Series 2020 (A2/A+)
800,000	2.136		04/01/2026	734,536
District of Columbia Water & Sewer Authority RB Refunding Subordinate Lien Series 2019 C (Aa2/AA+)
6,840,000	1.750	(a)(b)	10/01/2054	6,637,963
Metropolitan Washington Airports Authority Airport System Revenue Refunding Bonds Series 2017A (Aa3/AA-)
5,505,000	5.000		10/01/2028	5,644,171
Metropolitan Washington Airports Authority Airport System Revenue Refunding Bonds Series 2017A (AMT) (Aa3/AA-)
19,185,000	5.000		10/01/2029	19,613,762
Metropolitan Washington Airports Authority Airport System Revenue Refunding Bonds Series 2021A (Aa3/AA-)
24,325,000	5.000		10/01/2026	24,796,070
Metropolitan Washington Airports Authority Airport System Revenue Refunding Bonds Series 2022A (AMT) (Aa3/NR)
760,000	5.000		10/01/2025	769,156
2,395,000	5.000		10/01/2027	2,464,733
Washington Metropolitan Airports Authority Airport System Revenue Refunding Bonds Series 2014A (AMT) (Aa3/AA-)
4,500,000	5.000		10/01/2028	4,495,211
Washington Metropolitan Area Transit Authority Second Lien RB for Sustainability Climate Transition Bonds Series 2023A (NR/AA)
950,000	5.000		07/15/2025	969,448
625,000	5.000		07/15/2026	645,489

				85,737,385

Florida - 3.3%
Aberdeen Community Development District Special Assessment Refunding Series 2020 A-1 (AGM) (NR/AA)
945,000	5.000		05/01/2024	948,434

The accompanying notes are an integral part of these financial statements.	181

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Aberdeen Community Development District Special Assessment Refunding Series 2020 A-1 (AGM) (NR/AA) – (continued)
$990,000	5.000%		05/01/2025	$998,413
1,045,000	5.000		05/01/2026	1,060,872
1,095,000	5.000		05/01/2027	1,118,251
1,155,000	5.000		05/01/2028	1,187,871
1,195,000	2.375		05/01/2029	1,037,997
1,225,000	2.625		05/01/2030	1,047,073
Alta Lakes Community Development District Special Assessment Bonds Series 2019 (NR/NR)
555,000	3.750		05/01/2029	522,404
Bannon Lakes Community Development District Special Assessment RB for St. Johns County Series 2016 (NR/NR)
165,000	4.500		11/01/2025	163,784
Beach Road Golf Estates Community Development District Special Assessment Series 2015 (NR/NR)
2,500,000	4.700		11/01/2029	2,473,915
Bexley Community Development District Special Assessment RB for Pasco County Series 2016 (NR/NR)
300,000	4.100		05/01/2026	294,308
Brookstone Community Development District Special Assessment RB for Manatee County Series 2018 (NR/NR)
105,000	3.875	(e)	11/01/2023	104,911
Broward County School Board Certificates of Participation Series 2015A (Aa3/A+)
12,915,000	5.000		07/01/2025	13,155,618
Capital Trust Agency, Inc. RB for Liza Jackson Preparatory School, Inc. Series 2020 A (Baa3/NR)
180,000	4.000		08/01/2030	168,926
Caribe Palm Community Development District Special Assessment Refunding Series 2017 (NR/A-)
40,000	4.000		05/01/2024	39,954
Carlton Lakes Community Development District Special Assessment RB for Hillsborough County Series 2018 (NR/NR)
75,000	4.000		05/01/2024	74,649
Century Gardens at Tamiami Community Development District Special Assessment Bonds Series 2018 (NR/BBB)
105,000	3.000		11/01/2023	104,864
105,000	3.500		11/01/2024	102,383
Century Parc Community Development District Special Assessment Refunding Bonds for Miami Dade County Series 2012 (NR/A)
25,000	4.000		11/01/2023	24,999
City of Ft. Lauderdale Special Assessment Bonds for Las Olas Isles Undergrounding Project Series 2022 (NR/NR)
175,000	5.000	(e)	07/01/2024	175,545
180,000	5.000	(e)	07/01/2025	180,911
190,000	5.000	(e)	07/01/2026	190,904
200,000	5.000	(e)	07/01/2027	200,662
210,000	5.000	(e)	07/01/2028	210,889
City of Jacksonville Special Revenue Refunding Bonds Series 2023A (NR/AA)
700,000	5.000		10/01/2025	717,170
500,000	5.000		10/01/2026	518,642
City of Jacksonville Special Revenue Refunding Bonds Series 2023B (NR/AA)
1,250,000	5.000		10/01/2025	1,280,660
2,500,000	5.000		10/01/2026	2,593,210

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
City of Orlando Community Redevelopment Agency Tax Increment Revenue Refunding Bonds Series 2012 (NR/NR)
$1,765,000	5.000%		04/01/2025	$1,765,459
City of Pompano Beach RB Refunding for John Knox Village of Florida, Inc. Obligated Group Series 2020 (NR/NR)
1,380,000	3.250		09/01/2024	1,356,550
Cityplace Community Development District Special Assessment Revenue Refunding Bonds Series 2012 (NR/NR)
3,530,000	5.000		05/01/2026	3,554,325
Copper Creek Community Development District Special Assessment Bonds for City of Port St. Lucie Series 2019 (NR/NR)
90,000	3.875	(e)	11/01/2024	88,986
Copper Oaks Community Development District Special Assesstment Refunding and Improvement Bonds Series 2021 (NR/NR)
100,000	3.000		05/01/2024	98,736
183,000	3.000		05/01/2025	176,847
Coral Keys Homes Community Development District Miami- Dade County, Florida Special Assessment Bonds, Series 2020 (NR/NR)
170,000	3.125		05/01/2030	153,917
Cordoba Ranch Community Development District Special Assessment Refunding Bonds Series 2021 (NR/NR)
325,000	3.000		05/01/2024	321,476
150,000	3.000		05/01/2025	145,650
315,000	3.000		05/01/2026	300,787
Country Greens Community Development District Special Assessment RB Refunding Senior Lien Series 2016 A-1 (NR/A+)
160,000	3.000		05/01/2024	158,696
Cypress Mill Community Development District Special Assessment Bonds for Bank Qualified 2023 Project Series 2023 (NR/BBB)
300,000	4.000		05/01/2028	290,141
250,000	4.000		05/01/2033	227,335
Cypress Shadows Community Development District Capital Improvement Revenue Refunding Bonds Series 2022 (NR/NR)
34,000	4.000		11/01/2024	33,734
37,000	4.000		11/01/2026	36,100
Duval County School Board Certificates of Participation Series 2022A (AGM) (NR/AA)
2,750,000	5.000		07/01/2025	2,799,373
3,185,000	5.000		07/01/2026	3,284,292
5,105,000	5.000		07/01/2027	5,330,961
Entrada Community Development District St Johns County, Florida Capital Improvement RB, Series 2021 (NR/NR)
250,000	2.125	(e)	05/01/2026	232,299
Escambia County International Paper Company Environmental Improvement Revenue Refunding Bonds Series 2019B (Baa2/BBB)
425,000	2.000	(a)(b)	11/01/2033	415,180
Fiddlers Creek Community Development District No. 2 Special Assessment Refunding Series 2019 (NR/NR)
2,610,000	4.250		05/01/2029	2,533,960
Fishhawk Ranch Community Development District Special Assessment Refunding Bonds Series 2020 (AGM) (NR/AA)
265,000	2.000		11/01/2023	264,283
270,000	2.000		11/01/2024	259,313
275,000	2.000		11/01/2025	255,095

182	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Fishhawk Ranch Community Development District Special Assessment Refunding Bonds Series 2020 (AGM) (NR/AA) – (continued)
$280,000	2.000%		11/01/2026	$251,848
290,000	2.000		11/01/2027	253,672
295,000	2.000		11/01/2028	250,560
300,000	2.000		11/01/2029	248,449
305,000	2.125		11/01/2030	242,973
Florida Development Finance Corp. RB for Imagine School at Broward Series 2019 A (Baa3/NR)
185,000	2.625	(e)	12/15/2024	179,328
Florida Insurance Assistance Interlocal Agency Insurance Assessment RB Series 2023A-1 (A2/A)
6,425,000	5.000		09/01/2025	6,502,003
4,020,000	5.000		09/01/2026	4,089,129
3,305,000	5.000		09/01/2027	3,374,065
Flow Way Community Development District Collier County, Florida Special Assessment Bonds, Series 2019 Phase 7 and Phase 8 Projects Bank Qualified (NR/NR)
995,000	3.700		11/01/2029	931,234
Fontainbleau Lakes Community Development District Special Assessment RB Refunding Series 2016 (NR/BBB+)
245,000	2.500		05/01/2024	242,122
255,000	2.750		05/01/2025	243,536
260,000	3.000		05/01/2026	243,493
Gateway Services Community Development District Special Assessment Bonds Series 2023-1 (AGM) (NR/AA)
1,730,000	3.250		05/01/2028	1,652,600
Herons Glen Recreation District Special Assessment Refunding Bonds Series 2020 (BAM) (NR/AA)
200,000	2.500		05/01/2024	196,800
175,000	2.500		05/01/2025	167,818
200,000	2.500		05/01/2026	188,104
Highlands Community Development District Special Assessment Refunding Series 2016 (NR/BBB)
315,000	2.750		05/01/2024	311,725
320,000	3.000		05/01/2025	305,675
Homestead 50 Community Development District Special Assessment Refunding Bonds Series 2021 (NR/NR)
130,000	3.000		05/01/2024	128,574
132,000	3.000		05/01/2025	128,084
139,000	3.000		05/01/2026	132,379
Housing Finance Authority of Broward County Multifamily Housing RB for Pinnacle 441 Phase 2 Series 2023 (Aaa/NR)
1,200,000	4.050	(a)(b)	09/01/2056	1,187,287
Housing Finance Authority of Miami-Dade County Multifamily Housing RB for Emerald Dunes Series 2023B (Aaa/NR)
1,155,000	4.050	(a)(b)	09/01/2026	1,139,977
Julington Creek Plantation Community Development District St. Johns County, Florida Special Assessment RB, Series 2023 (AGM) (NR/AA)
4,090,000	5.000		05/01/2032	4,284,447
Lake Frances Community Development District Special Assessment Refunding Series 2018 (NR/BBB-)
81,000	3.000		05/01/2024	80,268
84,000	3.000		05/01/2025	80,347
Lakeshore Ranch Community Development District Senior Special Assessment Refunding Series 2019 A-1 (NR/A)
355,000	3.000		05/01/2024	351,790

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Lakewood Ranch Stewardship District Special Assessment RB Refunding for Country Club East Project Series 2020 (AGM) (NR/AA)
$60,000	2.000%		05/01/2028	$53,356
70,000	2.000		05/01/2029	60,538
Lee County Moody River Estates Community Development District Special Assessment Refunding Senior Series 2017 A-1 (NR/A-)
320,000	3.500		05/01/2024	317,750
Miami Dade County Avaiation Revenue Refunding Bonds Series 2017B (AMT) (NR/A)
11,760,000	5.000		10/01/2040	11,650,567
Miami Dade County Educational Facility Authority RB for University of Miami (AMBAC) (A2/A-)
10,995,000	5.250		04/01/2027	11,383,948
Miami-Dade County Aviation Revenue Refunding Bonds Series 2014A (AMT) (A1/A)
20,000,000	5.000		10/01/2035	19,964,848
New River Community Development District Special Assessment Refunding Senior Lien Series 2020 A-1 (NR/BBB)
120,000	3.500	(e)	05/01/2024	118,977
125,000	3.500	(e)	05/01/2025	120,116
Oak Creek Community Development District Special Assessment Refunding Bonds Series 2015 A-1 (NR/A+)
185,000	3.750		05/01/2024	184,067
Osceola County Transportation Improvement & Refunding RB Series 2019A-1 (NR/BBB+)
780,000	5.000		10/01/2024	783,825
275,000	5.000		10/01/2026	279,718
Palm Beach County Health Facilities Authority RB Refunding for Lifespace Communities, Inc. Obligated Group Series 2021 C (NR/NR)
1,105,000	4.000		05/15/2026	1,033,649
Palm Glades Community Development District Senior Special Assessment Bonds Series 2018A-1 (NR/A)
205,000	3.000		11/01/2023	204,783
210,000	3.000		11/01/2024	205,981
Parkway Center Community Development District Special Assessment Bonds Series 2018-2 (NR/A-)
90,000	3.500		05/01/2024	89,389
Parkway Center Community Development District Special Assessment Refunding Bonds Series 2018-1 (NR/BBB)
245,000	3.500		05/01/2024	242,925
255,000	3.500		05/01/2025	248,042
Pasco County Capital Improvement Cigarette Tax Allocation Bonds Series 2023A (AGM) (A1/AA)
250,000	5.250		09/01/2025	255,505
250,000	5.250		09/01/2026	258,478
300,000	5.250		09/01/2027	313,658
300,000	5.250		09/01/2028	316,442
Pine Ridge Plantation Community Development District Capital Improvement Revenue & Refunding Bonds Series 2021A-1 (AGM) (NR/AA)
500,000	3.000		05/01/2024	493,835
510,000	2.000		05/01/2025	481,393
520,000	2.000		05/01/2026	475,031
530,000	2.000		05/01/2027	469,556

The accompanying notes are an integral part of these financial statements.	183

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Reunion East Community Development District Special Assessment Refunding Bonds for Osceola County Series 2015A (NR/NR)
$1,325,000	5.000%		05/01/2025	$1,338,351
Reunion West Community Development District Special Assessment Refunding Bonds Series 2022 (NR/NR)
225,000	3.000		05/01/2024	222,595
225,000	3.000		05/01/2025	218,821
285,000	3.000		05/01/2026	273,217
390,000	3.000		05/01/2027	366,161
River Bend Community Development District Senior Special Assessment Revenue Refunding Bonds Series 2016A-1 (NR/A-)
405,000	2.500		05/01/2024	400,740
415,000	2.750		05/01/2025	396,878
425,000	3.000		05/01/2026	399,285
River Glen Community Development District Capital Improvement Revenue & Refunding Bonds Series 2021 (NR/BBB+)
136,000	2.500		05/01/2024	133,504
139,000	2.500		05/01/2025	132,127
143,000	2.500		05/01/2026	131,535
146,000	2.500		05/01/2027	131,054
148,000	2.500		05/01/2028	129,812
157,000	2.500		05/01/2030	129,814
River Hall Community Development District Special Assessment Refunding Bonds Series 2021 A-1 (NR/NR)
235,000	3.000		05/01/2024	232,437
180,000	3.000		05/01/2025	174,688
225,000	3.000		05/01/2026	214,337
San Simeon Community Development District Special Assessment Bonds Series 2019 (NR/NR)
110,000	3.375	(e)	06/15/2024	108,876
Sandmine Road Community Development District Special Assessment Bonds for Polk County Series 2020 (NR/NR)
200,000	2.625	(e)	05/01/2025	192,699
Sarasota National Community Development District Special Assessment Refunding Bonds Series 2020 (NR/NR)
380,000	3.000		05/01/2024	376,044
240,000	3.000		05/01/2025	233,233
South Village Community Development District Capital Improvement Revenue & Refunding Bonds Series 2016A-1 (NR/A)
95,000	2.500		05/01/2024	93,863
100,000	2.750		05/01/2025	97,133
95,000	3.000		05/01/2026	91,055
South Village Community Development District Capital Improvement Revenue Refunding Bonds Series 2016A-2 (NR/NR)
100,000	4.350		05/01/2026	98,701
Spencer Creek Community Development District Special Assessment RB for Hillsborough County Series 2019 (NR/NR)
75,000	3.750		05/01/2024	74,504
State of Florida Department of Transportation Right of Way Acquisition & Bridge Construction Refunding Bonds Series 2021B (Aaa/AAA)
10,665,000	5.000		07/01/2025	10,899,889
Storey Creek Community Development District Special Assessment Bonds Series 2019 (NR/NR)
280,000	3.125		12/15/2025	268,699

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Storey Park Community Development District Special Assessment Bonds for Assessment Area Three Project Series 2019 (NR/NR)
$460,000	3.750	%(e)	06/15/2029	$432,256
Summerstone Community Development District Pasco County, Florida Special Assessment RB, Series 2020 Phase One (NR/NR)
65,000	2.500		05/01/2025	62,594
Summerville Community Development District Special Assessment Refunding Series 2020 (NR/NR)
118,000	3.000		05/01/2024	116,706
121,000	3.000		05/01/2025	117,410
725,000	3.500		05/01/2031	639,882
Tampa Bay Water Utility System Refunding RB Series 2015A (Aa1/AA+)
12,050,000	4.000		10/01/2028	12,081,002
4,225,000	4.000		10/01/2029	4,186,303
Tapestry Community Development District Special Assessment RB for City of Kissimmee Series 2016 (NR/NR)
285,000	4.250		05/01/2026	280,615
The Preserve At South Branch Community Development District Pasco County, Florida Special Assessment RB, Series 2021 Phase 3 (NR/NR)
250,000	3.000		05/01/2031	220,372
Tolomato Community Development District Special Assessment Refunding Bonds Series 2022A (AGM) (NR/AA)
760,000	3.000		05/01/2025	739,821
1,605,000	3.000		05/01/2027	1,532,658
Touchstone Community Development District Senior Special Assessment Bonds Series 2022A-1 (NR/BBB+)
105,000	4.500		05/01/2026	104,444
115,000	4.500		05/01/2028	114,351
120,000	4.500		05/01/2029	119,121
Trails at Monterey Community Development District Special Assessment Refunding Bonds Series 2012 (NR/A-)
135,000	4.125		05/01/2024	135,011
140,000	4.150		05/01/2025	139,999
145,000	4.250		05/01/2026	145,013
Ventana Community Development District Special Assessment RB for Hillsborough County Series 2018 (NR/NR)
70,000	4.000	(e)	05/01/2024	69,673
Verandah East Community Development District Special Assessment Revenue Refunding Improvement Bonds for Lee County Series 2016 (NR/NR)
1,525,000	3.750		05/01/2026	1,480,049
Viera East Community Development District Special Revenue Assessment Bonds Series 2020 (AGM) (NR/AA)
490,000	2.000		05/01/2024	482,456
500,000	2.000		05/01/2025	468,766
795,000	2.000		05/01/2026	718,764
Villa Portofino West Community District Special Assessment Refunding Series 2020 (NR/NR)
171,000	3.000		05/01/2024	169,124
177,000	3.000		05/01/2025	171,749
973,000	3.500		05/01/2030	873,867
Village Community Development District No. 13 Special Assessment RB Series 2020 (NR/NR)
25,000	1.875	(e)	05/01/2025	23,941

184	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Village Community Development District No. 6 Special Assessment RB Refunding Series 2017 (NR/NR)
$360,000	4.000%		05/01/2024	$358,456
290,000	4.000		05/01/2025	288,616
Village Community Development District Special Assessment Revenue Refunding Bonds Series 2020 (AGM) (NR/AA)
1,340,000	5.000		05/01/2025	1,356,891
1,415,000	5.000		05/01/2026	1,447,577
Vizcaya Community Development District Special Assessment Bonds Series 2016 (NR/BBB-)
215,000	2.500		11/01/2023	214,634
Watergrass Community Development District Special Assessment Revenue Refunding Bonds Series 2021 (NR/NR) (NR/NR)
305,000	2.000		05/01/2026	282,623
Waterset Central Community Development District Special Assessment Bonds for Hillsborough County Series 2018 (NR/NR)
185,000	4.000	(e)	11/01/2024	183,320
Wildblue Community Development District Special Assessment Bonds Series 2019 (NR/NR)
2,000,000	3.750	(e)	06/15/2030	1,831,207
Winding Cypress Community Development District Special Assessment Bonds for Collier County Series 2015 (NR/NR)
250,000	4.375		11/01/2025	247,317

				181,573,018

Georgia - 2.5%
Bartow County Development Authority Pollution Control RB for Georgia Power Company Plant Bown Project Series 2009 (Baa1/BBB+/A-2)
3,130,000	3.950	(a)(b)	12/01/2032	3,020,531
Burke County Development Authority Pollution Control RB Fifth Series 1994 (Baa1/BBB+)
4,910,000	2.150	(a)(b)	10/01/2032	4,793,884
Burke County Development Authority Pollution Control RB for Georgia Power Company Plant Vogtle Project Series 1996 (Baa1/BBB+)
1,335,000	3.875	(a)(b)	10/01/2032	1,306,546
Burke County Development Authority Pollution Control RB for Oglethorpe Power Corp. Series 2013 A (Baa1/BBB+)
2,000,000	1.500	(a)(b)	01/01/2040	1,892,286
Burke County Development Authority Pollution Control RB Second Series 2008 (NR/BBB+)
4,700,000	2.925	(a)(b)	11/01/2048	4,643,534
City of Atlanta GO Public Improvement Bonds Series 2022A-1 (Aa1/NR)
835,000	5.000		12/01/2024	846,945
545,000	5.000		12/01/2025	559,736
1,000,000	5.000		12/01/2026	1,042,248
525,000	5.000		12/01/2027	555,619
City of Atlanta GO Public Improvement Bonds Series 2022A-2 (Aa1/NR)
2,245,000	5.000		12/01/2024	2,277,115
1,105,000	5.000		12/01/2025	1,134,879
1,100,000	5.000		12/01/2026	1,146,472
2,375,000	5.000		12/01/2027	2,513,513
City of Atlanta Tax Allocation Refunding Bonds for Atlantic Station Project Series 2017 (A3/BBB)
500,000	5.000		12/01/2023	500,300

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Georgia – (continued)
City of Atlanta Water & Wastewater Revenue Refunding Bonds Series 2015 (Aa2/AA-)
$1,000,000	5.000	% (c)	05/01/2025	$1,018,425
Colquitt County School District GO Bonds Series 2023 (ST AID WITHHLDG) (Aa1/NR)
585,000	5.000		12/01/2025	600,451
935,000	5.000		12/01/2026	973,649
Development Authority of Bartow County Pollution Control RB for Georgia Power Company Plant Bowen Project First Series 2013 (Baa1/BBB+)
6,000,000	2.875	(a)(b)	08/01/2043	5,766,561
Development Authority of Burke County Pollution Control RB for Georgia Power Company Plant Vogtle Project First Series 2012 (Baa1/BBB+)
4,850,000	2.875	(a)(b)	12/01/2049	4,661,303
Main Street Natural Gas Gas Supply RB Series 2021A (Aa1/NR)
6,495,000	4.000	(a)(b)	07/01/2052	6,323,461
Main Street Natural Gas Inc. Gas Supply RB Series 2019A (A2/NR)
2,500,000	5.000		05/15/2025	2,497,139
3,000,000	5.000		05/15/2026	2,991,501
500,000	5.000		05/15/2027	498,068
Main Street Natural Gas Inc. Gas Supply RB Series 2019C (A3/NR)
5,230,000	4.000	(a)(b)	03/01/2050	5,111,607
Main Street Natural Gas Inc. Gas Supply RB Series 2021C (A3/NR)
1,000,000	4.000		12/01/2025	979,611
Main Street Natural Gas Inc. Gas Supply RB Series 2022B (A3/NR)
1,740,000	5.000		06/01/2027	1,742,111
Main Street Natural Gas Inc. Gas Supply RB Series 2022C (NR/BBB-)
2,800,000	4.000	(e)	11/01/2024	2,762,499
1,705,000	4.000	(e)	11/01/2025	1,657,199
3,665,000	4.000	(e)	11/01/2026	3,507,812
Main Street Natural Gas Inc. Gas Supply RB Series 2023B (Aa1/NR)
4,000,000	5.000	(a)(b)	07/01/2053	4,039,133
Main Street Natural Gas Inc., Gas Supply RB, Series 2019A (A2/NR)
1,500,000	5.000		05/15/2024	1,499,899
4,955,000	5.000		05/15/2028	4,929,496
Main Street Natural Gas, Inc. Gas Supply RB Series 2022A (A3/NR)
500,000	4.000		12/01/2025	489,806
Main Street Natural Gas, Inc. Gas Supply RB Series 2022C (NR/BBB-)
3,810,000	4.000	(e)	11/01/2027	3,590,898
Medical Center Hospital Authority Revenue Anticipation Certificates for Piedmont Healthcare Project Series 2019A (A1/AA-)
14,775,000	5.000	(a)(b)	07/01/2054	14,994,527
Monroe County Development Authority Pollution Control RB First Series 2009 (Baa1/BBB+/A-2)
2,275,000	1.000	(a)(b)	07/01/2049	1,991,811

The accompanying notes are an integral part of these financial statements.	185

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Georgia – (continued)
Monroe County Development Authority Pollution Control RB for Georgia Power Company Plant Scherer Project Series 2006 (Baa1/BBB+)
$1,560,000	3.875	% (a)(b)	12/01/2041	$1,526,750
Monroe County Development Authority Pollution Control RB for Georgia Power Company Plant Scherer Project Series 2012 (Baa1/BBB+)
2,825,000	3.875	(a)(b)	06/01/2042	2,764,788
Monroe County Development Authority Pollution Control RB for Georgia Power Company Plant Scherer Project Series 2013 (Baa1/BBB+)
1,560,000	3.875	(a)(b)	04/01/2043	1,526,750
Savanah Economic Development Authority Recovery Zone Facility Revenue Refunding Bonds Series 2019A (Baa2/BBB)
425,000	2.000	(a)(b)	11/01/2033	415,180
Savannah Economic Development Authority Pollution Control RB Refunding for International Paper Company Series 2019 B (Baa2/BBB)
6,090,000	1.900		08/01/2024	5,889,616
State of Georgia GO Bonds Series 2021A (Aaa/AAA)
10,000,000	5.000		07/01/2024	10,089,234
17,500,000	5.000		07/01/2025	17,888,402

				138,961,295

Guam - 0.1%
A.B. Won Pat International Airport Authority Taxable Refunding RB General Series 2019 B (ETM) (Baa2/NR)
2,000,000	3.319		10/01/2025	1,901,392
Antonio B Won Pat International Airport Authority Taxable RB Refunding Series 2019 B (Baa2/NR)
1,100,000	3.133		10/01/2024	1,061,955
Antonio B Won Pat International Airport Authority Taxable RB Refunding Series 2021 A (Baa2/NR)
1,120,000	2.499		10/01/2025	1,035,874
1,650,000	2.899		10/01/2027	1,449,248
Guam Power Authority Refunding RB Series 2022 A (Baa2/BBB)
1,300,000	5.000		10/01/2029	1,337,675
Guam Waterworks Authority RB Refunding for Water & Wastewater System Series 2017 (Baa2/A-)
400,000	5.000		07/01/2024	400,853

				7,186,997

Hawaii - 0.5%
City and County of Honolulu Multifamily Housing RB Maunakea Tower Apartments Series 2023 (HUD SECT 8) (Aaa/NR)
7,405,000	5.000	(a)(b)	06/01/2027	7,520,563
City of Honolulu GO Bonds Series A (Aa2/NR)
10,575,000	4.000		10/01/2034	10,412,683
State of Hawaii Department of Budget and Finance Special Purpose RB Refunding Series 2017A (Ba3/NR)
10,735,000	3.100		05/01/2026	8,029,834

				25,963,080

Illinois - 7.7%
Board of Trustee of Northern Illinois University Auxiliary Facilities System RB Series 2021 (BAM) (Baa3/AA)
325,000	5.000		10/01/2025	329,287
250,000	5.000		10/01/2026	254,350
325,000	5.000		10/01/2028	334,769

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Illinois – (continued)
Carol Stream Park District GO Refunding Park Bonds Series 2016 (BAM) (NR/AA)
$1,450,000	5.000	% (c)	01/01/2026	$1,489,361
4,705,000	5.000		01/01/2037	4,778,398
Champaign County Community Unit School District No. 4 Champaign GO Bonds Series 2020 A (NR/AA)
385,000	0.000	(g)	01/01/2024	380,727
480,000	0.000	(g)	01/01/2025	453,981
Chicago GO Bonds 2019A (NR/BBB+)
3,210,000	5.000		01/01/2028	3,295,391
Chicago GO Bonds 2019A (NR/NR)
550,000	5.000		01/01/2028	580,995
Chicago Illinois Board of Education GO Bonds Capital Appreciation for School Reform Series 1998 B-1 (NATL) (Baa2/BB+)
540,000	0.000	(g)	12/01/2026	464,335
4,865,000	0.000	(g)	12/01/2027	3,991,798
460,000	0.000	(g)	12/01/2029	341,280
Chicago Illinois Board of Education GO Bonds Series 1999 A (NATL) (Baa2/BB+)
9,285,000	0.000	(g)	12/01/2024	8,784,943
Chicago Illinois Board of Education Unlimited Tax GO Bonds for Capital Appreciation Boards School Reform Series 1998 B-1 (NATL) (Baa2/BB+)
760,000	0.000	(g)	12/01/2025	685,311
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2018 A (AGM) (NR/AA)
2,000,000	5.000		12/01/2023	2,000,678
4,100,000	5.000		12/01/2024	4,119,685
3,515,000	5.000		12/01/2026	3,557,454
Chicago Illinois Midway Airport RB Refunding Second Lien Series 2014 B (A3/A)
10,000	5.000		01/01/2027	9,995
Chicago O’Hare International Airport RB Refunding Series 2015 A (AMT) (NR/A+)
11,000,000	5.000		01/01/2031	11,033,689
Chicago Transit Authority Sales Tax Receipts RB Series 2014 (NR/AA)
11,750,000	5.250		12/01/2049	11,775,267
City of Chicago Board of Education Capital Appreciation Bonds for School Reform Series 1998B-1 (NATL) (Baa2/BB+)
685,000	0.000	(g)	12/01/2028	535,287
City of Chicago Board of Education GO Bonds Series 1999 A (NATL) (Baa2/BB+)
5,000,000	5.500		12/01/2026	5,051,076
1,755,000	0.000	(g)	12/01/2030	1,233,306
City of Chicago Board of Education UT GO Refunding Bonds Series 2018A (AGM) (NR/AA)
2,500,000	5.000		12/01/2029	2,551,722
City of Chicago Board of Education UT GO Refunding Bonds Series 2018C (AGM) (NR/AA)
5,000,000	5.000		12/01/2027	5,089,602
6,535,000	5.000		12/01/2029	6,670,203
1,000,000	5.000		12/01/2030	1,020,553
City of Chicago Capital Improvement GO Bonds Series 1999 (NATL) (Baa2/BBB+)
5,000,000	0.000	(g)	01/01/2024	4,942,596

186	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Illinois – (continued)
City of Chicago GO Bonds Project & Refunding Series 2014A (Baa3/BBB+)
$10,000,000	5.000%		01/01/2036	$10,020,483
City of Chicago GO Bonds Refunding Series 2020A (NR/BBB+)
3,430,000	5.000		01/01/2027	3,504,607
5,245,000	5.000		01/01/2028	5,384,525
City of Chicago GO Bonds Series 2023A (Baa3/BBB+)
1,000,000	5.000		01/01/2029	1,031,753
City of Chicago Midway Airport Second Lien Revenue Refunding Bonds Series 2014A (A3/A)
1,000,000	5.000		01/01/2031	994,672
City of Chicago Midway Airport Second Lien Revenue Refunding Bonds Series 2014B (A3/A)
5,000,000	5.000		01/01/2035	4,995,793
City of Chicago O’Hare International Airport General Airport Senior Lien Revenue Refunding Bonds Series 2015A (AMT) (NR/A+)
4,295,000	5.000		01/01/2032	4,302,904
City of Chicago O’Hare International Airport General Airport Senior Lien Revenue Refunding Bonds Series 2022C (AMT) (NR/A+)
2,000,000	5.000		01/01/2025	2,013,785
City of Chicago O’Hare International Airport General Airport Senior Lien Revenue Refunding Bonds Series 2015A (NR/A+)
4,760,000	5.000		01/01/2024	4,764,378
5,000,000	5.000		01/01/2027	5,019,197
City of Chicago O’Hare International Airport General Airport Senior Lien Revenue Refunding Bonds Series 2015A (AMT) (NR/A+)
7,000,000	5.000		01/01/2029	7,034,957
City of Chicago Second Lien Water Revenue Refunding Bonds Series 2004 (NR/A+)
1,900,000	5.000		11/01/2026	1,949,830
City of Chicago Special Assessment Improvement Bonds Refunding Series 2022 (NR/NR)
278,000	1.990	(e)	12/01/2023	276,564
314,000	2.270	(e)	12/01/2024	304,368
329,000	2.530	(e)	12/01/2025	313,238
305,000	2.690	(e)	12/01/2026	284,777
255,000	2.870	(e)	12/01/2027	234,109
City of Chicago Special Assessment Improvement Bonds Refunding Series 2022 Lakeshore East Project (NR/NR)
270,000	3.040	(e)	12/01/2028	244,116
City of Joliet Waterworks and Sewerage Senior Lien RB Anticipation Notes Series 2022 (NR/NR)
16,750,000	5.000		01/01/2024	16,755,970
8,245,000	5.000		01/01/2025	8,279,014
Cook County Sales Tax RB Refunding Series 2022A (NR/AA-)
650,000	5.000		11/15/2024	657,510
590,000	5.000		11/15/2026	609,054
Cook County Sales Tax RB Refunding Series 2022B (NR/AA-)
550,000	5.000		11/15/2024	556,355
360,000	5.000		11/15/2026	371,626
Illinois Community College District No. 512 GO Bonds Series 2020 (Aaa/NR)
1,980,000	4.000		12/15/2025	1,986,530

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Illinois – (continued)
Illinois Finance Authority Charter School RB Refunding & Improvement Bonds for Chicago International Charter School Project Series 2017 A (NR/BBB)
$450,000	5.000%		12/01/2023	$449,926
Illinois Finance Authority RB for OSF Healthcare System Series 2020B-1 (WR/A)
4,560,000	5.000	(a)(b)	05/15/2050	4,572,056
Illinois Finance Authority RB for Presbyterian Homes Obligated Group Series 2021 B (NR/NR) (SIFMA Municipal Swap Index Yield + 0.70%)
2,250,000	4.060	(a)(d)	05/01/2042	2,198,854
Illinois Finance Authority RB for University of Chicago Medicine Series 2022B-2 (NR/AA-)
4,000,000	5.000	(a)(b)	08/15/2052	4,141,911
Illinois Finance Authority RB for University of Illinois Series 2020 (NR/BBB+)
500,000	5.000		10/01/2026	507,018
Illinois Finance Authority RB Refunding for American Water Capital Corp. Project Series 2020 (NON-AMT) (Baa1/A)
700,000	3.875	(a)(b)	05/01/2040	680,519
Illinois Finance Authority RB Refunding for Illinois Institute of Technology Series 2019 (Ba2/NR)
1,000,000	5.000		09/01/2024	993,731
600,000	5.000		09/01/2025	592,572
Illinois Finance Authority RB Refunding for Lifespace Communities, Inc. Obligated Group Series 2015 A (NR/NR)
540,000	5.000		05/15/2026	517,884
Illinois Finance Authority Taxable RB for Theory and Computing Sciences Building Trust Series 2023 (A2/NR)
12,575,000	6.693		07/01/2033	12,319,910
Illinois Housing Development Authority Multifamily Housing RB, Series 2023 South Shore (FHA 221(D4) HUD SECT 8) (Aaa/NR)
5,335,000	4.000	(a)(b)	06/01/2026	5,255,399
Illinois Sports Facilities Authority RB Bonds Series 2001 (AMBAC) (WR/BBB+)
3,235,000	0.000	(g)	06/15/2025	2,965,404
Illinois State GO Bonds Series 2017 D (A3/A-)
23,615,000	5.000		11/01/2023	23,625,154
5,425,000	5.000		11/01/2024	5,469,527
16,195,000	5.000		11/01/2025	16,466,853
50,760,000	5.000		11/01/2026	52,062,431
Illinois State GO Bonds Series 2019 A (A3/A-)
6,000,000	5.000		11/01/2024	6,049,247
Illinois State GO Bonds Series 2020 (A3/A-)
2,100,000	5.500		05/01/2024	2,114,587
Illinois State Sales Tax RB for Build Junior Obligation Series 2013 (NR/A)
115,000	5.000		06/15/2024	115,124
Northern Illinois University Board of Trustees Auxiliary Facilities System RB Series 2021 (BAM) (Baa3/AA)
325,000	5.000		10/01/2029	334,591
Sales Tax Securitization Corp Bonds Series 2018C (NR/AA-)
5,030,000	5.000		01/01/2026	5,123,071
Sales Tax Securitization Corp. Second Lien Sales Tax Securitization Bonds Series 2020A (NR/AA-)
2,240,000	5.000		01/01/2025	2,264,103
5,870,000	5.000		01/01/2026	5,978,614

The accompanying notes are an integral part of these financial statements.	187

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)

Illinois – (continued)
Sales Tax Securitization Corp. Second Lien Sales Tax Securitization Bonds Series 2021A (NR/AA-)
$1,275,000	5.000%	01/01/2026	$1,298,591
4,000,000	5.000	01/01/2027	4,115,084
State of Illinois Build Illinois Junior Obligation Bonds Series 2021A (NR/A)
2,460,000	4.000	06/15/2025	2,462,289
State of Illinois GO Bonds Refunding Series 2022B (A3/A-)
4,265,000	5.000	03/01/2024	4,277,193
State of Illinois GO Bonds Series 2014 (A3/A-)
3,500,000	5.250	02/01/2029	3,504,135
1,295,000	5.000	05/01/2031	1,293,618
State of Illinois GO Bonds Series 2016 (A3/A-)
1,725,000	5.000	01/01/2026	1,756,912
5,700,000	5.000	11/01/2028	5,827,774
State of Illinois GO Bonds Series 2017 A (A3/A-)
10,490,000	5.000	12/01/2023	10,499,956
State of Illinois GO Bonds Series 2017A (A3/A-)
3,455,000	5.000	12/01/2027	3,575,637
State of Illinois GO Bonds Series 2017C (A3/A-)
6,435,000	5.000	11/01/2029	6,624,032
State of Illinois GO Bonds Series 2017D (A3/A-)
5,525,000	5.000	11/01/2027	5,714,579
State of Illinois GO Bonds Series 2020 (A3/A-)
1,000,000	5.500	05/01/2030	1,065,461
State of Illinois GO Bonds Series 2021A (A3/A-)
2,500,000	5.000	03/01/2024	2,507,147
2,750,000	5.000	03/01/2026	2,805,265
State of Illinois GO Bonds Series 2021B (A3/A-)
4,460,000	5.000	03/01/2024	4,472,569
State of Illinois GO Bonds Tax Exempt Refunding Series 2019B (A3/A-)
3,860,000	5.000	09/01/2025	3,919,126
State of Illinois GO Bonds, Refunding Series of May 2023D (A3/A-)
7,175,000	5.000	07/01/2025	7,272,534
State of Illinois GO Refunding Bonds Series 2016 (A3/A-)
4,215,000	5.000	02/01/2026	4,296,297
3,800,000	5.000	02/01/2028	3,902,939
2,075,000	5.000	02/01/2029	2,127,875
State of Illinois GO Refunding Bonds Series 2018A (A3/A-)
6,490,000	5.000	10/01/2028	6,756,505
State of Illinois GO Refunding Bonds Series 2018B (A3/A-)
6,000,000	5.000	10/01/2028	6,246,383
State of Illinois GO Refunding Bonds Series 2021C (A3/A-)
6,550,000	4.000	03/01/2024	6,542,363
State of Illinois GO Unlimited Refunding Bonds Series 2018 B (A3/A-)
2,000,000	5.000	10/01/2025	2,032,125

			427,341,029

Indiana - 1.3%
City of Rockport Pollution Control Revenue Refunding Bonds for AEP Generating Company Project Series 1995 (NON-AMT) (Baa2/A-)
4,150,000	3.125	07/01/2025	4,020,570
City of Rockport Pollution Control Revenue Refunding Bonds Series 1995 (NON-AMT) (Baa2/A-)
3,335,000	3.125	07/01/2025	3,230,988

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Indiana – (continued)
City of Rockport Pollution Control Revenue Refunding Bonds Series 2009 B (NON-AMT) (A3/A-)
$10,000,000	3.050%		06/01/2025	$9,750,124
City of Rockport Pollution Control Revenue Refunding Bonds Series D (A3/A-)
11,000,000	0.750		04/01/2025	10,166,494
City of Whiting Environmental Facilities Refunding RB for BP Products North America Inc. Project Series 2019A (A2/A-)
7,050,000	5.000	(a)(b)	12/01/2044	7,158,673
Indiana Finance Authority Environmental Improvement RB for Fulcrum Centerpoint Project Series 2022 (Aaa/NR)
25,000,000	4.500	(a)(b)	12/15/2046	24,959,990
Indiana Finance Authority RB Refunding for Indianapolis Power & Light Co. Series 2020 A (A2/A-)
3,000,000	0.750	(a)(b)	12/01/2038	2,621,687
Indiana Finance Authority RB Refunding for Indianapolis Power & Light Co. Series 2020 B (AMT) (A2/A-)
4,525,000	0.950	(a)(b)	12/01/2038	3,985,141
Indiana Finance Authority RB Refunding for Indianapolis Power & Light Co. Series 2021 (A2/A-)
3,000,000	0.650		08/01/2025	2,732,745
Indiana Housing & Community Development Authority Multifamily Housing RB Partners Preservation Projects Series 2023 (FHA 221(D)(4)) (Aaa/NR)
700,000	4.100	(a)(b)	09/01/2028	693,403

				69,319,815

Iowa - 0.0%
Iowa Finance Authority RB Refunding for Lifespace Communities, Inc. Obligated Group Series 2021 A (NR/NR)
2,105,000	4.000		05/15/2026	1,969,078

Kansas - 0.3%
City of Manhattan GO Temporary Notes Series 2022-01 (Aa3/NR)
17,575,000	1.750		06/15/2025	16,589,912

Kentucky - 1.4%
County of Boone Pollution Control Revenue Refunding Bonds Series 2008A (NON-AMT) (Baa1/BBB+)
5,000,000	3.700		08/01/2027	4,787,457
County of Owen Water Facilities Refunding RB Series 2020 (NON-AMT) (Baa1/A)
700,000	3.875	(a)(b)	06/01/2040	680,519
Kentucky Economic Development Finance Authority Healthcare Facilities Refunding RB Series 2022 (NR/NR)
3,570,000	4.500		10/01/2027	3,490,939
Kentucky Public Energy Authority Gas Supply RB 2018 Series B (A2/NR)
27,525,000	4.000	(a)(b)	01/01/2049	27,267,531
Kentucky Public Energy Authority Gas Supply RB 2018 Series C-1 (A1/NR)
2,775,000	4.000	(a)(b)	12/01/2049	2,734,247
Louisville & Jefferson County Metropolitan Government RB Refunding for Louisville Gas & Electric Co. Series 2001 A (A1/A)
3,800,000	0.900		09/01/2026	3,367,427
Louisville Jefferson County Metro Government Health System RB for Norton Healthcare Series 2023A (NR/A)
700,000	5.000		10/01/2026	719,695

188	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Kentucky – (continued)
Louisville Jefferson County Metro Government Health System RB for Norton Healthcare Series 2023A (NR/A) – (continued)
$1,700,000	5.000%		10/01/2027	$1,766,602
Public Energy Authority of Kentucky Gas Supply RB Series 2019 A-1 (A1/NR)
26,230,000	4.000	(a)(b)	12/01/2049	25,840,697
Public Energy Authority of Kentucky Gas Supply RB Series 2019C (A1/NR)
9,350,000	4.000	(a)(b)	02/01/2050	9,006,618

				79,661,732

Louisiana - 2.8%
City of New Orleans GO Refunding Bonds Series 2022 (A2/A+)
5,495,000	5.000		12/01/2024	5,556,120
3,000,000	5.000		12/01/2025	3,068,577
4,255,000	5.000		12/01/2026	4,396,157
1,715,000	5.000		12/01/2027	1,794,033
City of New Orleans Sewerage Service RB Series 2015 (NR/A)
4,000,000	5.000	(c)	06/01/2025	4,081,036
East Baton Rouge Sewerage Commission Tax Exempt Revenue Refunding Bonds Series 2020A (NR/AA-)
1,100,000	5.000		02/01/2026	1,128,682
Lake Charles Harbor & Terminal District RB Series 2021 (A3/NR)
13,000,000	1.000	(a)(b)	12/01/2051	12,327,444
Louisiana Local Government Community Development Authority Subordinate Lien Revenue Refunding Bonds Series 2020B (NR/A+)
35,000,000	0.875	(a)(b)	02/01/2046	33,242,923
Louisiana Local Government Environmental Facilities & Community Development Authority Insurance Assessment RB for Louisiana Insurance Guaranty Association Project Series 2022B (A1/NR)
2,250,000	5.000		08/15/2025	2,289,075
1,935,000	5.000		08/15/2026	1,977,482
3,300,000	5.000		08/15/2027	3,394,845
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue Refunding Bonds for Ragin’ Cajun Facilities Student Housing & Parking Project Series 2017 (AGM) (NR/AA)
1,230,000	5.000		10/01/2026	1,254,512
Louisiana Local Government Environmental Facilities & Community Development Authority System Restoration Bonds for Louisiana Utilities Restoration Corp. Project Series 2023 (Aaa/AAA)
16,000,000	5.081		06/01/2031	15,755,723
Louisiana Public Facilities Authority Hospital RB Louisiana Children’s Medical Center Project Series 2015A3 RMKT (NR/A+)
6,920,000	5.000	(a)(b)	06/01/2045	7,124,359
New Orleans Aviation Board General Airport RB for North Terminal Project Series 2015 B (A2/A)
7,460,000	5.000		01/01/2040	7,367,642
New Orleans Aviation Board General Airport RB for North Terminal Project Series 2015 B (AMT) (A2/A)
3,750,000	5.000		01/01/2034	3,743,261
Parish of St. John the Baptist RB Refunding for Marathon Oil Corp. Series 2017 A-1 (Baa3/BBB-)
5,755,000	4.050	(a)(b)	06/01/2037	5,650,688

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Louisiana – (continued)
Parish of St. John the Baptist RB Refunding for Marathon Oil Corp. Series 2017 B-1 (Baa3/BBB-)
$12,500,000	2.125	% (a)(b)	06/01/2037	$12,270,381
Parish of St. John the Baptist Revenue Refunding Bonds for Marathon Oil Project Series 2017 (Baa3/BBB-)
950,000	2.200	(a)(b)	06/01/2037	888,087
Parish of St. John The Baptist Revenue Refunding Bonds Series 2017 (Baa3/BBB-)
23,150,000	2.100	(a)(b)	06/01/2037	22,720,568
State of Louisiana Gasoline and Fuels Tax Revenue Refunding Bonds 2017 Series B (Aa2/AA-)
1,425,000	5.000		05/01/2026	1,466,602
State of Louisiana Gasoline and Fuels Tax Second Lien Revenue Refunding Bonds 2022 Series A (Aa3/AA-) (SOFR + 0.50%)
4,380,000	4.217	(a)(d)	05/01/2043	4,277,011
State of Louisiana Grant Anticipation RB Series 2023 (NR/AA)
1,200,000	5.000		09/01/2025	1,224,730
900,000	5.000		09/01/2026	930,401

				157,930,339

Maryland - 1.3%
Frederick County Maryland Tax Allocation Refunding for Oakdale-Lake Linganore Development District Series 2019 B (NR/NR)
245,000	2.625		07/01/2024	240,747
Maryland Department of Transportation Consolidated Transportation Bonds Refunding Series 2022B (Aa1/AAA)
2,750,000	5.000		12/01/2025	2,826,088
3,000,000	5.000		12/01/2026	3,124,919
Maryland Economic Development Corp. Private Activity RB for Purple Line Light Rail Project Series 2022A (Baa3/NR)
2,550,000	5.000		11/12/2028	2,569,807
Maryland Health & Higher Educational Facilities Authority RB for St. John’s College Series 2020 (NR/BBB+)
305,000	4.000		10/01/2026	299,987
Maryland Health & Higher Educational Facilities Authority RB Refunding for Adventist Healthcare Obligated Group Series 2020 (Baa3/NR)
815,000	4.000		01/01/2024	812,092
Maryland Health & Higher Educational Facilities Authority RB Refunding for St. John’s College Series 2020 (NR/BBB+)
340,000	4.000		10/01/2023	340,000
350,000	4.000		10/01/2024	348,189
Maryland Stadium Authority RB Football Stadium Issue Series 2023A (NR/AA)
1,850,000	5.000		03/01/2025	1,877,957
2,000,000	5.000		03/01/2026	2,056,254
Montgomery County GO Bonds for Consolidated Public Improvement Project Series 2021 A (Aaa/AAA)
10,000,000	5.000		08/01/2028	10,700,252
Montgomery County GO Bonds for Consolidated Public Improvement Variable Rate Bonds 2017 Series E (Aaa/ AAA/A-1)
13,000,000	2.700	(a)(b)	11/01/2037	13,000,000
State of Maryland GO Bonds for State & Local Facilities Loan Series 2020A (Aaa/AAA)
10,290,000	5.000		03/15/2027	10,784,860

The accompanying notes are an integral part of these financial statements.	189

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Maryland – (continued)

State of Maryland GO Bonds for State & Local Facilities Loan Series 2021A (Aaa/AAA)
$17,825,000	5.000%		08/01/2027	$18,799,910
State of Maryland GO Bonds for State & Local Facilities Loan Series 2021C (Aaa/AAA)
5,000,000	4.000		03/01/2028	5,108,030

				72,889,092

Massachusetts - 1.5%
Massachusetts Bay Transportation Authority Sales Tax RB Series 2005 A (Aa2/AA+)
25,035,000	5.000		07/01/2026	25,954,388
Massachusetts Development Finance Agency RB for Boston Medical Center Series G (Baa2/BBB)
500,000	5.000		07/01/2024	502,048
Massachusetts Development Finance Agency RB for Harvard University Series 2016A (Aaa/AAA)
5,000,000	5.000		07/15/2033	5,198,561
Massachusetts Development Finance Agency RB for President & Trustees of Williams College Series 2011 (Aa1/AA+)
3,500,000	0.450	(a)(b)	07/01/2041	3,220,021
Massachusetts Development Finance Agency RB for Wellforce Issue, Serries 2020C (AGM) (NR/AA)
500,000	5.000		10/01/2028	521,644
Massachusetts Health and Educational Facilities Authority Variable Rate Demand RB for Umass Series A (Aa2/AA-)
7,000,000	2.450	(a)(b)	11/01/2030	6,730,655
Massachusetts School Building Authority Senior Dedicated Sales Tax Bonds 2016 Series B (Aa2/AA+)
5,165,000	5.000		11/15/2031	5,359,288
11,750,000	5.000		11/15/2032	12,191,411
3,500,000	5.000		11/15/2039	3,575,798
Massachusetts State Development Finance Agency RB Mass General Brigham, Inc. Series 2019 T 1 (Aa3/AA-) (SIFMA Municipal Swap Index Yield + 0.60%)
6,250,000	4.580	(a)(d)(e)	07/01/2049	6,204,149
Massachusetts Water Resources Authority General Revenue Refunding Bonds, 2014 Series F (Aa1/AA+)
6,025,000	4.000	(c)	08/01/2024	6,039,324
The Commonwealth of Massachusetts GO Bonds Consolidated Loan of 2023, Series A (Aa1/AA+)
5,750,000	5.000		05/01/2025	5,863,904

				81,361,191

Michigan - 1.7%
Detroit Downtown Development Authority RB Refunding for Catalyst Development Project Series 2018 A (AGM) (NR/AA)
17,750,000	5.000		07/01/2048	17,323,182
Detroit Downtown Development Authority Subordinate General RB Refunding for Development Area No. 1 Projects Series 2018 B (AGM) (NR/AA)
500,000	5.000		07/01/2024	503,142
550,000	5.000		07/01/2025	553,794
Detroit Michigan Sewage Disposal System RB Refunding Series 2006 D (AGM) (A1/AA) (3M USD LIBOR + 0.60%)
28,240,000	4.291	(d)	07/01/2032	26,208,087

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Michigan – (continued)

Great Lakes Water Authority Sewage Disposal System Revenue Refunding Second Lien Bonds Series 2016C (A2/A+)
$3,000,000	5.000%		07/01/2035	$3,063,671
Lansing Board of Water & Light Utility System RB Series 2021B (Aa3/AA-)
5,000,000	2.000	(a)(b)	07/01/2051	4,464,002
Michigan Finance Authority Higher Education Facilities Limited Obligation Revenue Refunding Bonds for Lawrence Technology University Series 2022 (NR/BBB-)
185,000	4.000		02/01/2027	175,617
Michigan Finance Authority Hospital RB for Trinity Health Credit Group Series 2022B (Aa3/AA-)
6,250,000	5.000	(a)(b)	12/01/2043	6,501,509
Michigan Finance Authority Hospital Revenue Refunding Bonds Series 2015B (A1/NR)
1,215,000	5.000		05/15/2034	1,221,069
Michigan Finance Authority Hospital Revenue Refunding Bonds Series 2022B (Aa3/AA) (SIFMA Municipal Swap Index Yield + 0.75%)
5,845,000	4.110	(a)(d)	04/15/2047	5,731,686
Michigan Finance Authority Local Government Loan Program RB for Detroit Water & Sewage Department Water Supply System Project Series 2014D (A1/AA-)
2,800,000	5.000		07/01/2032	2,814,326
3,000,000	5.000		07/01/2034	3,014,037
Michigan Strategic Fund Limited Obligation RB Dte Electric Company Exempt Facilities Project, Collateralized Series 2023DT (Aa3/A)
5,650,000	3.875	(a)(b)	06/01/2053	5,387,645
Michigan Strategic Fund Limited Obligation RB for I-75 Improvement Project Series 2018 (AMT) (Baa2/NR)
2,210,000	5.000		12/31/2023	2,208,518
2,685,000	5.000		06/30/2024	2,681,792
3,500,000	5.000		12/31/2024	3,495,599
Star International Academy Refunding Bonds Series 2020 (NR/BBB)
690,000	4.000		03/01/2024	686,088
720,000	4.000		03/01/2025	704,866
745,000	4.000		03/01/2026	718,151
775,000	4.000		03/01/2027	739,206
State of Michigan Building Authority RB for Facilities Program Multi-Modal 2023 Series I (Aa2/P-1/NR)
2,720,000	3.470	(a)(b)	04/15/2058	2,720,000
Wayne County Airport Authority Airport RB for Detroit Metropolitan Wayne County Airport Revenue Refunding Bonds Series 2015F (A1/A)
2,495,000	5.000		12/01/2025	2,517,993
Wayne County Airport Authority Revenue Refunding Bonds Series 2017 E (A1/NR)
3,000,000	4.000	(e)	12/01/2025	2,975,104

				96,409,084

Minnesota - 1.0%
City of Minneapolis GO Refunding Bonds Series 2020 (NR/AAA)
5,730,000	2.000		12/01/2029	4,882,485
Duluth Independent School District Refunding Certificates of Participation Series 2019A (Baa1/NR)
640,000	3.250		03/01/2025	627,369
700,000	4.000		03/01/2026	688,460

190	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Minnesota – (continued)
Minnesota Higher Education Facilities Authority RB Refunding for College of St. Scholastica, Inc. Series 2019 (Baa2/NR)
$100,000	3.000%		12/01/2023	$99,621
100,000	4.000		12/01/2024	98,631
Minnesota Special School District Refunding Certificates of Participation for Minnesota School District Credit Enhancement Program Series 2022C (SD CRED PROG) (Aa1/AAA)
4,260,000	5.000		02/01/2025	4,325,210
4,470,000	5.000		02/01/2026	4,587,556
9,385,000	5.000		02/01/2027	9,789,392
Minnesota State Trunk Highway GO Bonds Series 2023B (Aaa/AAA)
5,000,000	5.000		08/01/2025	5,115,805
Minnesota State Trunk Highway GO Refunding Bonds Series 2023E (Aaa/AAA)
5,000,000	5.000		08/01/2025	5,115,806
5,000,000	5.000		08/01/2026	5,190,194
Regents of University of Minnesota GO Bonds Series 2013A (Aa1/AA)
3,185,000	4.000		02/01/2029	3,174,650
State of Minnesota GO State Various Purpose Bonds Series 2023A (Aaa/AAA)
7,815,000	5.000		08/01/2026	8,112,273
Western Minnesota Municipal Power Agency Power Supply Revenue Refunding Bonds 2022 Series A (Aa2/NR)
250,000	5.000		01/01/2024	250,561
375,000	5.000		01/01/2025	380,037
825,000	5.000		01/01/2026	847,037
640,000	5.000		01/01/2027	666,517

				53,951,604

Mississippi - 0.7%
Lowndes County Solid Waste Disposal and Pollution Control Refunding RB Series 2022 (Baa2/BBB)
10,500,000	2.650	(a)(b)	04/01/2037	9,894,526
Mississippi Business Finance Corp Solid Waste Disposal RB Series 2002 (NR/A-/A-2)
1,000,000	2.200	(a)(b)	03/01/2027	984,968
Mississippi Hospital Equipment & Facilities Authority Revenue Refunding Bonds Series 2020A-1 (NR/BBB+)
7,750,000	5.000	(a)(b)	09/01/2044	7,861,150
Warren County Gulf Opportunity Zone Revenue Refunding Bonds Series 2020A (NON-AMT) (Baa2/BBB)
9,085,000	1.375	(a)(b)	05/01/2034	8,638,686
Warren County Gulf Opportunity Zone Revenue Refunding Bonds Series 2020C (NON-AMT) (Baa2/BBB)
9,300,000	1.375	(a)(b)	08/01/2027	8,843,123
Warren County RB Refunding for International Paper Company, Series 2020 B (AMT) (Baa2/BBB)
1,175,000	1.600	(a)(b)	08/01/2027	1,121,565

				37,344,018

Missouri - 0.9%
Health and Educational Facilities Authority of The State of Missouri Health Facilities RB Wright Memorial Hospital Series 2019 (NR/NR)
320,000	5.000		09/01/2025	319,243

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Missouri – (continued)
Missouri Health & Educational Facilities Authority RB Refunding for J.B. Wright & Trenton Trust Obligated Group Series 2019 (NR/NR)
$600,000	5.000%		09/01/2024	$599,042
State of Missouri Environmental Improvement and Energy Resources Authority Environmental Improvement RB Series 2008 (Baa1/A)
4,000,000	3.500	(a)(b)	05/01/2038	3,901,285
State of Missouri Health & Educational Facilities Authority Long Term Health Facilities RB for BJC Health System Series 2021B (Aa2/AA)
40,000,000	4.000	(a)(b)	05/01/2051	39,767,656
State of Missouri Health & Educational Facilities Authority Long Term Health Facilities RB for BJC Health System Series 2021C (Aa2/AA)
7,200,000	5.000	(a)(b)	05/01/2052	7,529,655

				52,116,881

Montana - 0.1%
City of Forsyth, Rosebud County, Montana Pollution Control Revenue Refunding Bonds Northwestern Corporation Colstrip Project Series 2023 (A3/NR)
2,825,000	3.875		07/01/2028	2,693,942

Nebraska - 0.3%
Douglas County Hospital Authority No. 2 RB Refunding for Children’s Hospital Obligated Group Series 2020 A (A1/NR)
110,000	5.000		11/15/2023	110,105
Omaha Public Power District Electric System Subordinated RB 2014 Series AA (Aa3/AA-)
6,020,000	4.000		02/01/2034	5,750,937
Sarpy County School District 0001 Bellevue Public School, State of Nebraska GO School Building Bonds Series 2017 (A1/NR)
1,420,000	5.000	(c)	12/15/2027	1,496,147
Sarpy County School District GO Bonds for Gretna Public Schools Series 2022B (NR/AA-)
6,875,000	5.000		12/15/2027	7,024,876
Washington County Wastewater & Solid Waste Disposal Facilities Revenue Refunding Bonds Series 2012 (NR/A)
4,700,000	0.900	(a)(b)	09/01/2030	4,410,666

				18,792,731

Nevada - 1.1%
City of Las Vegas Special Improvement District Local Improvement Refunding Bonds Series 2013 (NR/NR)
200,000	4.250		06/01/2024	199,838
35,000	5.000		06/01/2024	35,145
City of Las Vegas Special Improvement District No. 812 for Summerlin Village 24 Local Improvement Bonds Series 2015 (NR/NR)
1,340,000	5.000		12/01/2027	1,337,720
Clark County Airport System Junior Subordinate Lien Revenue Notes Series 2021B (A1/NR)
7,000,000	5.000		07/01/2027	7,145,242
Clark County Harry Reid International Airport Passenger Facility Charge Refunding RB Series 2022B (Aa3/NR)
1,625,000	5.000		07/01/2024	1,636,760
925,000	5.000		07/01/2025	941,920
675,000	5.000		07/01/2026	698,002

The accompanying notes are an integral part of these financial statements.	191

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Nevada – (continued)
Clark County Harry Reid International Airport Passenger Facility Charge Refunding RB Series 2022B (Aa3/NR) – (continued)
$870,000	5.000%		07/01/2027	$912,543
Clark County Jet Aviation Fuel Tax Refunding RB Series 2022A (A1/NR)
750,000	5.000		07/01/2024	752,799
1,275,000	5.000		07/01/2025	1,288,020
1,000,000	5.000		07/01/2026	1,013,195
Clark County Pollution Control Refunding RB for Nevada Power Company Projects Series 2017 (A2/A+)
1,025,000	3.750	(a)(b)	01/01/2036	1,010,497
County of Humboldt Nevada Pollution Control RB Refunding for Idaho Power Co. Series 2003 (A2/A-)
12,000,000	1.450		12/01/2024	11,489,504
Las Vegas Convention & Visitors Authority RB Refunding Series 2017 B (Aa3/AA-)
700,000	5.000		07/01/2025	711,267
Las Vegas Convention & Visitors Authority RB Series 2018 B (Aa3/AA-)
200,000	5.000		07/01/2024	201,184
Las Vegas Valley Water District GO LT Water Refunding Bonds Series 2021A (Aa1/AA)
13,020,000	5.000		06/01/2024	13,115,851
Las Vegas Valley Water District GO LT Water Refunding Bonds Series 2021C (Aa1/AA)
6,500,000	5.000		06/01/2024	6,547,852
13,660,000	5.000		06/01/2025	13,932,317

				62,969,656

New Hampshire - 0.4%
National Finance Authority Solid Waste Disposal Refunding RB Series 2019A-1 (NR/A-/A-2)
1,250,000	2.150	(a)(b)(h)	09/01/2025	1,228,602
National Finance Authority Solid Waste Disposal Refunding RB Series 2019A-2 (NR/A-/A-2)
5,000,000	2.150	(a)(b)(h)	07/01/2027	4,914,408
National Finance Authority Solid Waste Disposal Refunding RB Series 2019A-3 (NR/A-/A-2)
5,000,000	2.150	(a)(b)(h)	07/01/2033	4,914,408
National Finance Authority Solid Waste Disposal Refunding RB Series 2019A-4 (NR/A-/A-2)
3,000,000	2.150	(a)(b)(h)	08/01/2038	2,948,645
New Hampshire Business Finance Authority RB Refunding for Springpoint Senior Living Obligated Group Series 2021 (NR/NR)
220,000	4.000		01/01/2024	219,404
285,000	4.000		01/01/2025	281,180
265,000	4.000		01/01/2026	258,492
250,000	4.000		01/01/2027	240,988
New Hampshire Housing Finance Authority Multi-Family Housing RB 2022 Series 1 (NON-AMT) (FHA 542(C)) (Aaa/NR)
1,010,000	2.650		08/01/2024	998,083
5,575,000	2.800		02/01/2025	5,481,187

				21,485,397

New Jersey - 4.8%
County of Morris GO Bonds for General Improvement and County College Series 2021 (Aaa/AAA)
4,615,000	2.000		02/01/2027	4,202,310

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

New Jersey – (continued)
New Jersey Economic Development Authority RB for Provident Group - Kean Properties L.L.C. - Kean University Student Housing Project Series 2017 A (NR/B)
$320,000	4.000%		01/01/2024	$318,760
325,000	4.000		07/01/2024	321,376
New Jersey Economic Development Authority RB Refunding for New Jersey-American Water Co., Inc. Series 2020 E (AMT) (A1/A+)
3,100,000	0.850		12/01/2025	2,764,766
New Jersey Economic Development Authority RB Refunding for School Facilities Construction Series 2013 I (ST APPROP) (A2/A-) (SIFMA Municipal Swap Index Yield + 1.25%)
13,315,000	5.230	(d)	09/01/2025	13,345,839
New Jersey Economic Development Authority RB Refunding for School Facilities Construction Series 2018 FFF (A2/A-)
6,500,000	5.000		06/15/2024	6,534,458
New Jersey Economic Development Authority RB Series 2005 (AMBAC) (A2/A-)
11,865,000	5.500		09/01/2024	12,003,497
New Jersey Economic Development Authority Refunding RB for School Facilities Construction Series 2005 N1 (AMBAC) (A2/A-)
2,000,000	5.500		09/01/2026	2,083,122
New Jersey Economic Development Authority School Facilities Construction Bonds 2016 Series AAA (A2/A-)
5,000,000	5.000	(c)	06/15/2041	5,213,671
New Jersey Economic Development Authority School Facilities Construction Refunding Bonds, 2024 Series SSS Forward Delivery (A2/A-)
4,000,000	5.000	(f)	06/15/2026	4,042,121
2,480,000	5.000	(f)	06/15/2027	2,524,053
New Jersey Economic Development Authority Special Facility Revenue Refunding Bonds for Port Newark Container Terminal Project Series 2017 (Baa2/NR)
2,130,000	5.000		10/01/2026	2,147,650
1,680,000	5.000		10/01/2027	1,703,039
New Jersey Economic Development Authority State Lease RB for Offshore Wind Project 2023 Series A (A3/A-)
1,500,000	4.934		03/01/2025	1,483,964
1,000,000	4.927		03/01/2026	987,016
3,085,000	4.984		03/01/2027	3,046,533
New Jersey Economic Development Authority Tax Exempt Private Activity Bonds for Goethals Bridge Replacement Project Series 2013 (NR/BBB+)
2,000,000	5.375		01/01/2043	2,002,320
New Jersey Economic Development Authority Water Facilities Refunding RB New Jersey- American Water Company, Inc. Project Series 2020B Bonds (A1/A+)
3,495,000	3.750	(a)(b)	11/01/2034	3,320,723
New Jersey Housing & Mortgage Finance Agency Multi-Family RB 2021 Series B (NON-AMT) (HUD SECT 8) (NR/AA-)
1,260,000	0.500		11/01/2023	1,256,256
1,595,000	0.650		05/01/2024	1,562,030
3,085,000	0.750		11/01/2024	2,972,981
2,310,000	0.900		11/01/2025	2,159,661
New Jersey Housing and Mortgage Finance Agency Multi-Family RB 2017 Series A (NON-AMT) (NR/AA-)
1,830,000	2.850		11/01/2025	1,782,945

192	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

New Jersey – (continued)
New Jersey Housing and Mortgage Finance Agency Single Family Housing RB 2022 Series I (NON-AMT) (Aa2/AA)
$2,675,000	2.800%		10/01/2025	$2,603,432
2,600,000	2.900		04/01/2026	2,517,259
New Jersey State Turnpike Authority RB Refunding Series 2017 D-1 (A1/AA-) (1M USD LIBOR + 0.70%)
5,000,000	4.500	(d)	01/01/2024	4,998,436
New Jersey Transportation Trust Fund Authority Federal Highway Reimbursement Revenue Notes Series 2016A-1 (A2/A+)
1,200,000	5.000		06/15/2027	1,222,020
New Jersey Transportation Trust Fund Authority RB Capital Appreciation for Transportation System Bonds Series 2010 A (A2/A-)
4,155,000	0.000	(g)	12/15/2027	3,481,002
24,420,000	0.000	(g)	12/15/2028	19,637,016
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2006 C (AMBAC) (A2/A-)
11,130,000	0.000	(g)	12/15/2025	10,137,698
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2006 C (NATL) (A2/A-)
46,955,000	0.000	(g)	12/15/2027	39,370,627
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2010 D (A2/A-)
3,435,000	5.000		12/15/2023	3,439,364
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2019 A (A2/A-)
6,180,000	5.000		12/15/2024	6,240,338
New Jersey Transportation Trust Fund Authority RB Refunding for Transportation Systems Series 2010 D (A2/A-)
27,745,000	5.250		12/15/2023	27,793,826
New Jersey Transportation Trust Fund Authority Tax Exempt RB for Transportation System Bonds Series 2019 A (A2/A-)
2,410,000	5.000		12/15/2025	2,457,736
New Jersey Transportation Trust Fund Authority Transportation Program Bonds, 2023 Series AA (A2/A-)
2,000,000	5.000		06/15/2024	2,011,290
1,615,000	5.000		06/15/2025	1,638,149
New Jersey Transportation Trust Fund Authority Transportation System Bonds 2010 Series A (A2/A-)
9,240,000	0.000	(g)	12/15/2029	7,078,513
New Jersey Transportation Trust Fund Authority Transportation System Bonds 2019 Series A (A2/A-)
5,020,000	5.000		12/15/2026	5,174,110
New Jersey Transportation Trust Fund Authority Transportation System Bonds 2021 Series A (A2/A-)
3,095,000	5.000		06/15/2026	3,172,601
New Jersey Turnpike Authority Turnpike RB Series 2014 A (A1/AA-)
8,650,000	5.000		01/01/2033	8,688,819
11,775,000	5.000		01/01/2034	11,826,963
Passaic County Improvement Authority Charter School RB for Paterson Arts & Science Charter School Project Series 2023 (NR/BBB-)
620,000	4.250		07/01/2033	594,463

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

New Jersey – (continued)
Salem County Pollution Control Financing Authority Pollution Control RB for Philadelphia Electric Company Project 1993 Series A (Baa2/BBB)
$1,645,000	4.450%		03/01/2025	$1,634,077
South Jersey Port Corp. Subordinated Marine Terminal RB Series 2017B (A3/NR)
1,390,000	5.000		01/01/2024	1,389,892
State of New Jersey COVID 19 Emergency GO Bonds Series 2020 A (A1/A)
12,750,000	5.000		06/01/2027	13,338,133
Tobacco Settlement Financing Corp. Tobacco Settlement Bonds Series 2018A (NR/A)
1,495,000	5.000		06/01/2027	1,536,134
Union County Utilities Authority Resource Recovery Facility Lease Revenue Refunding Bonds for Covanta Union Series 2011A (AMT) (CNTY GTD) (NR/AA+)
4,615,000	5.250		12/01/2031	4,617,755

				264,378,744

New Mexico - 1.3%
City of Farmington Pollution Control Revenue Refunding Bonds 2010 Series B (NON-AMT) (Baa2/BBB)
12,500,000	3.000	(a)(b)	06/01/2040	12,340,200
City of Farmington, New Mexico Pollution Control Revenue Refunding Bonds Public Service Company of New Mexico San Juan Project 2010 Series D (Baa2/BBB)
5,195,000	3.900	(a)(b)	06/01/2040	5,038,907
Farmington City PCRB Refunding for Public Service Co. of New Mexico Series 2010 A (Baa2/BBB)
3,330,000	0.875	(a)(b)	06/01/2040	2,907,257
Farmington City PCRB Refunding for Public Service Co. of New Mexico Series 2010 C (Baa2/BBB)
10,000,000	1.150	(a)(b)	06/01/2040	9,731,580
Farmington City PCRB Refunding for Public Service Co. of New Mexico Series 2010 E (Baa2/BBB)
11,500,000	1.150	(a)(b)	06/01/2040	11,191,317
New Mexico Finance Authority State Transportation Refunding RB for State Transportation Commission Subordinate Lien Series 2018A (Aa2/AA)
15,000,000	5.000		06/15/2024	15,119,820
New Mexico Hospital Equipment Loan Council Hospital System RB for Presbyterian Healthcare Services Series 2019B (Aa3/AA)
7,680,000	5.000	(a)(b)	08/01/2049	7,780,459
New Mexico Mortgage Finance Authority Multifamily Housing RB for Mountain View II & III Apartments Project Series 2023 (HUD SECT 8) (Aaa/NR)
2,600,000	5.000	(a)(b)	02/01/2042	2,618,990
New Mexico Mortgage Finance Authority Multifamily Housing RB for Santa Fe Apartments and Sangre De Cristo Project Series 2023 (HUD SECT 8) (Aaa/NR)
2,535,000	5.000	(a)(b)	02/01/2042	2,546,996
State of New Mexico Severance Tax Bonds Series 2021A (Aa2/AA-)
5,000,000	5.000		07/01/2025	5,102,477
Village of Los Ranchos de Albuquerque RB Refunding for Albuquerque Academy Series 2020 (NR/A-)
100,000	4.000		09/01/2024	99,539

The accompanying notes are an integral part of these financial statements.	193

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

New Mexico – (continued)
Village of Los Ranchos de Albuquerque RB Refunding for Albuquerque Academy Series 2020 (NR/A-) – (continued)
$175,000	5.000%		09/01/2027	$180,374

				74,657,916

New York - 12.0%
Build NYC Resource Corp. RB for Academic Leadership Charter School Project Series 2021 (NR/BBB-)
100,000	4.000		06/15/2026	97,018
Build NYC Resource Corp. RB for Academic Leadership Charter School Series 2021 (NR/BBB-)
120,000	4.000		06/15/2024	118,987
Build NYC Resource Corp. RB for Grand Concourse Academy Charter School Project Series 2022A (NR/BBB-)
245,000	3.400		07/01/2027	233,512
Build NYC Resource Corporation RB Classical Charter Schools Project Series 2023A (NR/BBB-)
970,000	4.000		06/15/2033	902,270
Chautauqua County Capital Resource Corp. Exempt Facilities Revenue Refunding Bonds for NRG Energy Project Series 2020 (Baa3/BBB-)
5,185,000	4.250	(a)(b)	04/01/2042	4,999,324
City of New York GO Bonds 2023 Series C (Aa2/AA)
3,000,000	5.000		08/01/2025	3,065,748
4,205,000	5.000		08/01/2026	4,350,061
City of New York GO Bonds 2023 Series D (Aa2/AA)
1,885,000	5.000		08/01/2025	1,926,312
City of New York GO Bonds Fiscal 2021 Series A (Aa2/AA)
10,260,000	5.000		08/01/2026	10,613,942
City of Yonkers GO Serial Bonds Series 2022F (BAM) (A3/AA)
175,000	5.000		11/15/2025	179,050
250,000	5.000		11/15/2026	259,338
200,000	5.000		11/15/2027	210,668
Empire State Development Corp. State Personal Income Tax RB Series 2022A (Aa1/NR)
21,000,000	5.000		09/15/2028	22,315,425
Genesee County Funding Corp. Tax Exempt RB for Rochester Regional Health Project Series 2022A (NR/BBB+)
125,000	5.000		12/01/2023	125,042
175,000	5.000		12/01/2024	175,683
275,000	5.000		12/01/2026	278,564
Long Island Power Authority RB Refunding Series 2020 B (A2/A)
8,000,000	0.850	(a)(b)	09/01/2050	7,450,258
Long Island Power Authority RB Refunding Series 2021 B (A2/A)
15,000,000	1.500	(a)(b)	09/01/2051	13,657,252
Long Island Power Authority RB Series 2021 (A2/A)
10,000,000	1.000		09/01/2025	9,257,274
Metropolitan Transportation Authority RB Refunding for Climate Bond Certified Series 2020 E (A3/BBB+)
4,250,000	4.000		11/15/2026	4,226,477
Metropolitan Transportation Authority Transportation RB Series 2012E (A3/BBB+)
1,005,000	4.000		11/15/2038	908,204
Metropolitan Transportation Authority Transportation RB Series 2013E (A3/BBB+)
4,895,000	5.000		11/15/2038	4,848,658
Metropolitan Transportation Authority Transportation RB Series 2014A-1 (A3/BBB+)
1,540,000	5.250		11/15/2039	1,538,390

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

New York – (continued)
Metropolitan Transportation Authority Transportation RB Series 2015A-1 (A3/BBB+)
$490,000	5.000%		11/15/2025	$494,906
Metropolitan Transportation Authority Transportation Revenue Refunding Bonds Series 2015C (A3/BBB+)
4,250,000	5.250		11/15/2028	4,309,124
Metropolitan Transportation Authority Transportation Revenue Refunding Bonds Series 2015D-1 (A3/BBB+)
10,000,000	5.000		11/15/2033	10,049,156
Metropolitan Transportation Authority Transportation Revenue Refunding Bonds Series 2017D (A3/BBB+)
1,075,000	5.000		11/15/2027	1,106,081
Metropolitan Transportation Authority Transportation Revenue Refunding Bonds Series 2020E (A3/BBB+)
3,000,000	5.000		11/15/2028	3,099,947
Metropolitan Transportation Authority Transportation Revenue Variable Rate Bonds for Transportation Revenue Variable Rate Refunding Bonds Subseries 2002G-1H (A3/BBB+) (SOFR + 0.60%)
16,750,000	4.158	(d)	11/01/2026	16,517,979
Metropolitan Transportational Authority Revenue Green Bonds Series 2019A (A3/BBB+)
56,070,000	5.000	(a)(b)	11/15/2048	56,255,872
New York City GO Bonds Subseries 2006 C-4 (AGM) (Aa2/AA)
300,000	4.440	(a)(b)	01/01/2032	300,000
New York City Housing Development Corp Multi-Family RB 2018 Series L-1 & 2018 Series L-2 (Aa2/AA+)
7,010,000	2.750	(a)(b)	05/01/2050	6,977,453
New York City Housing Development Corp. RB Green Bond Series 2020 A-3 (Aa2/AA+)
10,500,000	1.125	(a)(b)	05/01/2060	10,090,633
New York City Housing Development Corp. RB Series 2020 D-2 (FHA 542 (C)) (Aa2/AA+)
2,000,000	0.700	(a)(b)	05/01/2060	1,903,206
New York City Housing Development Corp. Series F-2-B (REMIC FHA INS 542(C)) (Aa2/AA+)
5,265,000	3.400	(a)(b)	11/01/2062	5,091,486
New York City Industrial Development Agency RB for Yankee Stadium LLC Series 2006 (NATL) (Baa1/NR) (MUNI-CPI + 0.86%)
2,405,000	4.038	(d)	03/01/2024	2,411,060
New York City Industrial Development Agency RB for Yankee Stadium LLC Series 2006 (FGIC) (Baa1/NR) (MUNI-CPI + 0.87%)
2,505,000	4.048	(d)	03/01/2025	2,496,891
	(MUNI-CPI + 0.88%)
2,610,000	4.058	(d)	03/01/2026	2,601,781
	(MUNI-CPI + 0.89%)
2,725,000	4.068	(d)	03/01/2027	2,723,938
New York City Municipal Water Finance Authority Water and Sewer System Second General Resolution RB, Adjustable Rate Fiscal 2011 Subseries DD (Aa1/AA+/A-1)
8,685,000	2.750	(a)(b)	06/15/2043	8,685,000
New York City Municipal Water Finance Authority Water and Sewer System Second General Resolution RB, Adjustable Rate Fiscal 2021 Subseries EE-1 and EE-2 (Aa1/AA+/A-1)
4,340,000	2.750	(a)(b)	06/15/2045	4,340,000

194	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

New York – (continued)
New York City Transitional Finance Authority Building Aid RB Fiscal 2015 Series S-1 (ST AID WITHHLDG) (Aa2/AA)
$10,000,000	5.000%		07/15/2033	$10,118,188
New York City Transitional Finance Authority Future Tax Secured Subordinate Bonds Fiscal 1999 Series A-1 (Aa1/AAA)
3,925,000	5.000		11/01/2024	3,973,269
3,000,000	5.000		11/01/2028	3,195,378
New York City Transitional Finance Authority Future Tax Secured Subordinate Bonds Fiscal 2014 Series D (Aa1/AAA)
10,000,000	5.000		02/01/2030	10,022,015
New York City Transitional Finance Authority Future Tax Secured Subordinate Bonds Fiscal 2015 Series A (Aa1/AAA)
13,560,000	5.000		08/01/2032	13,634,409
New York City Transitional Finance Authority Future Tax Secured Subordinate Bonds Fiscal 2023 Series B (Aa1/AAA)
8,020,000	5.000		11/01/2028	8,542,310
New York City Transitional Finance Authority Future Tax Secured Subordinate Secured RB Series 2007 C-3 (AGM) (Aa1/AAA)
125,000	4.670	(a)(b)	11/01/2027	125,000
New York Convention Center Development Corp. RB for New York City Hotel Unit Fee Revenue Series 2016 B (Baa2/NR)
540,000	5.000		11/15/2023	540,361
New York Convention Center Development Corp. RB Refunding for New York City Hotel Unit Fee Revenue Series 2015 (A2/NR)
25,000	5.000		11/15/2024	25,232
New York Liberty Development Corp. RB for World Trade Center Project Series 2014 (NR/NR)
1,805,000	5.150	(e)	11/15/2034	1,755,786
New York Port Authority Consolidated Bonds 186th Series (Aa3/AA-)
4,000,000	5.000		10/15/2033	4,010,016
New York Port Authority Consolidated Bonds 197th Series (Aa3/AA-)
4,000,000	5.000		11/15/2034	4,055,796
New York Port Authority Consolidated Bonds 207th Series (Aa3/AA-)
6,035,000	5.000		09/15/2027	6,194,439
New York Port Authority Consolidated Bonds 226th Series (Aa3/AA-)
3,750,000	5.000		10/15/2024	3,776,772
New York State Dormitory Authority RB Refunding for Brooklyn St. Joseph’s College Series 2020 A (NR/NR)
925,000	5.000		07/01/2024	926,301
970,000	5.000		07/01/2025	973,274
New York State Energy Research & Development Authority Pollution Control RB New York State Electric & Gas Corporation Project 2004 Series C (Baa1/A-)
2,280,000	4.000		04/01/2034	2,156,299
New York State Energy Research & Development Authority RB Refunding for Central Hudson Gas & Electric Corp. Projects Series 1999 B (AMT) (Baa1/BBB+)
27,750,000	7.543	(a)(b)	07/01/2034	27,750,000
New York State Housing Finance Agency 2021 Series J-2 (SONYMA HUD SECT 8) (Aa2/NR)
3,710,000	1.100	(a)(b)	11/01/2061	3,226,702
New York State Housing Finance Agency Affordable Housing 2022 Series D-2 (SONYMA HUD SECT 8) (Aa2/NR)
22,000,000	3.100	(a)(b)	05/01/2062	20,961,604

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

New York – (continued)
New York State Housing Finance Agency Affordable Housing RB 2022 Series F-2 (SONYMA FHA 542(C)) (Aa2/NR)
$18,000,000	3.850	%(a)(b)	05/01/2062	$17,516,673
New York State Housing Finance Agency RB Series 2021 D-2 (SONYMA) (Aa2/NR)
8,500,000	0.650	(a)(b)	11/01/2056	7,770,389
New York State Housing Finance Agency RB Series 2021 E-2 (SONYMA) (Aa2/NR)
5,000,000	0.650	(a)(b)	11/01/2056	4,561,614
New York State Thruway Authority Personal Income Tax RB Series 2021A-1 (NR/AA+)
40,000,000	5.000		03/15/2028	42,427,092
New York State Thruway Authority Personal Income Tax RB Series 2022A (NR/AA+)
11,920,000	5.000		03/15/2028	12,643,273
New York Transportation Development Corp. for Terminal 4 John F. Kennedy International Airport Project Special Facilities RB Series 2022 (Baa1/NR)
360,000	5.000		12/01/2026	365,406
New York Transportation Development Corp. RB for Delta Air Lines, Inc. Series 2018 (AMT) (Baa3/NR)
13,975,000	5.000		01/01/2024	13,983,152
8,000,000	5.000		01/01/2025	8,027,189
3,425,000	5.000		01/01/2026	3,445,918
New York Transportation Development Corp. RB Refunding for JFK International Air Terminal LLC Series 2020 C (Baa1/BBB)
1,300,000	5.000		12/01/2027	1,345,222
New York Transportation Development Corp. Special Facilities Bonds for Laguardia Airport Terminal B Redevelopment Project Series 2016A (Baa2/NR)
6,150,000	5.000		07/01/2041	5,985,512
New York Transportation Development Corp. Special Facilities Bonds Series 2016A (Baa2/NR)
14,275,000	5.250		01/01/2050	13,991,329
New York Transportation Development Corp. Special Facilities RB for Laguardia Airport Terminal B Redevelopment Project Series 2018 (Baa3/NR)
4,975,000	5.000		01/01/2028	5,032,351
New York Transportation Development Corp. Special Facilities RB for Terminal 4 JFK International Airport Project Series 2020A (Baa1/NR)
500,000	5.000		12/01/2027	510,862
Onondaga County IDA Multifamily Housing RB for Baldwinsville Senior Housing Preservation Project Series 2022 (HUD SECT 8) (Aaa/NR)
7,087,000	4.000	(a)(b)	12/01/2024	7,077,447
Orange County Funding Corp. Tax Exempt Revenue Refunding Bonds for Mount Saint Mary College Project Series 2022A (NR/NR)
1,020,000	5.000		07/01/2025	1,010,681
1,080,000	5.000		07/01/2026	1,065,760
1,090,000	5.000		07/01/2027	1,073,819
Port Authority of New York Consolidated Bonds 185th Series (AMT) (Aa3/AA-)
2,495,000	5.000		09/01/2028	2,501,315
Port Authorty of New York Consolidated Bonds 227th Series (Aa3/AA-)
20,380,000	3.000		10/01/2028	18,710,106

The accompanying notes are an integral part of these financial statements.	195

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

New York – (continued)
State of New York Dormitory Authority Northwell Health Obligated Group RB Series 2019B-3 (A3/A-)
$5,220,000	5.000	%(a)(b)	05/01/2048	$5,292,383
State of New York Dormitory Authority Personal Income Tax RB Series 2020A (Aa1/NR)
24,620,000	5.000		03/15/2025	25,051,121
State of New York Dormitory Authority RB for St. Joseph’s College Series 2020A (NR/NR)
1,070,000	5.000		07/01/2027	1,084,087
State of New York Dormitory Authority Wagner College RB Series 2022 (NR/NR)
675,000	5.000		07/01/2026	679,401
705,000	5.000		07/01/2027	713,315
740,000	5.000		07/01/2028	751,551
The City of New York GO Bonds Tax-Exempt Bonds Series 1 (Aa2/AA)
1,000,000	5.000		08/01/2028	1,063,156
The City of New York GO Bonds Tax-Exempt Bonds Subseries F-1 (Aa2/AA)
2,655,000	5.000		08/01/2025	2,713,187
1,000,000	5.000		08/01/2026	1,034,497
The Port Authority of New York and New Jersey Consolidated Bonds Two Hundred forty-Second Series (Aa3/AA-)
1,750,000	5.000		12/01/2025	1,774,041
Triborough Bridge & Tunnel Authority General Revenue Variable Rate Refunding Bonds Subseries 2005B-4A (Aa3/AA-) (SOFR + 0.38%)
6,360,000	3.944	(a)(d)	01/01/2032	6,332,688
Triborough Bridge & Tunnel Authority Payroll Mobility Tax Senior Lien Bonds Series 2021C (NR/AA+)
40,900,000	5.000	(a)(b)	05/15/2051	41,686,004
Triborough Bridge & Tunnel Authority Payroll Mobility Tax Senior Lien Green Bonds Series 2022E (NR/AA+)
16,915,000	5.000		11/15/2027	17,822,287
Triborough Bridge & Tunnel Authority Payroll Mobility Tax Senior Lien Refunding Bonds Series 2022B (NR/AA+)
14,925,000	5.000		05/15/2026	15,406,060
Triborough Bridge & Tunnel Authority Sales Tax RB Series 2023A (NR/SP-1+)
19,480,000	5.000		12/16/2024	19,734,695
Westchester County Local Development Corp. Revenue Refunding Bonds for Kendal on Hudson Project Series 2022B (NR/NR)
275,000	5.000		01/01/2027	276,614

				667,615,318

North Carolina - 2.4%
Charlotte-Mecklenburg Hospital Authority Atrium Health Variable Rate Health Care RB Series 2021C (Aa3/AA)
6,300,000	5.000	(a)(b)	01/15/2050	6,631,082
Charlotte-Mecklenburg Hospital Authority RB Series 2018E (Aa3/AA)
6,500,000	0.800	(a)(b)	01/15/2048	5,928,763
Charlotte-Mecklenburg Hospital Authority Variable Rate Health Care RB for Atrium Health Series 2021B (Aa3/AA)
24,390,000	5.000	(a)(b)	01/15/2050	24,598,381
City of Charlotte Water & Sewer System Refunding RB Series 2015 (Aaa/AAA)
10,000,000	5.000		07/01/2027	10,198,247

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

North Carolina – (continued)
Columbus County Industrial Facilities & Pollution Control Financing Authority Revenue Refunding Bonds Series 2019A (Baa2/BBB)
$425,000	2.000	%(a)(b)	11/01/2033	$415,180
Columbus County Industrial Facilities & Pollution Control Financing Authority Revenue Refunding Bonds Series 2019B (Baa2/BBB)
450,000	2.000	(a)(b)	11/01/2033	439,603
Columbus County Industrial Facilities and Pollution Control Financing Authority RB Refunding for International Paper Co. Series 2019 C (Baa2/BBB)
2,150,000	2.100	(a)(b)	03/01/2027	2,102,393
Columbus County Industrial Facilities and Pollution Control Financing Authority RB Refunding for International Paper Co. Series 2020 A (NR/BBB)
4,550,000	1.375	(a)(b)	05/01/2034	4,326,474
County of Wake GO Public Improvement Bonds Series 2022A (Aaa/AAA)
7,555,000	5.000		02/01/2025	7,675,553
Greater Ashville Regional Airport Authority Airport System RB Series 2022A (AMT) (AGM) (A1/AA)
750,000	5.000		07/01/2027	766,341
North Carolina Capital Facilities Finance Agency RB for Duke University Project Series 2015B (Aa1/NR)
56,695,000	5.000	(c)	10/01/2025	58,041,756
State of North Carolina Limited Obligation Bonds Series 2020B (Aa1/AA+)
13,610,000	5.000		05/01/2026	14,061,427

				135,185,200

North Dakota - 0.6%
Cass County Joint Water Resource District GO Bonds Series 2021 A (Aa3/NR)
18,895,000	0.480		05/01/2024	18,275,979
City of Grand Forks Health Care System RB for Altru Health System Series 2021 (Baa3/NR)
2,000,000	5.000		12/01/2028	1,992,150
City of Grand Forks RB Refunding for Altru Health System Obligated Group Series 2021 (Baa3/NR)
125,000	5.000		12/01/2024	124,678
165,000	5.000		12/01/2025	163,718
225,000	5.000		12/01/2026	223,668
City of Horace Temporary Refunding Improvement Bonds Series 2022A (Baa3/NR)
6,050,000	3.250		08/01/2024	5,937,635
City of Horace Temporary Refunding Improvement Bonds Series 2022B (Baa3/NR)
5,375,000	4.000		01/01/2025	5,317,037

				32,034,865

Ohio - 1.6%
Akron Bath Copley Joint Township Hospital District RB Refunding for Summa Health System Obligated Group Series 2020 (WR/NR)
125,000	5.000		11/15/2025	126,270
175,000	5.000		11/15/2026	177,620
American Municipal Power RB for Prairie State Energy Campus Project Refunding Series 2019B (A1/A)
1,255,000	5.000		02/15/2024	1,258,059

196	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Ohio – (continued)
Bon Secours Mercy Health Hospital Facilities RB Series 2022B-1 (A1/A+)
$8,410,000	5.000	%(a)(b)	10/01/2049	$8,616,029
Buckeye Tobacco Settlement Financing Authority RB Refunding for Senior Asset-Backed Bonds Series 2020 A-1 Class 1 (NR/A)
7,500,000	1.809		06/01/2025	7,016,937
City of Cleveland Airport System RB Series 2018A (AMT) (A2/A)
2,000,000	5.000		01/01/2026	2,019,479
County of Cuyahoga Hospital RB Series 2017 (Baa2/BBB)
2,200,000	5.000		02/15/2037	2,109,355
County of Cuyahoga OH RB Series 2017 (Baa2/BBB)
3,000,000	5.000		02/15/2024	3,005,129
County of Franklin Healthcare Facilities RB for Ohio Living Communities Series 2023 (NR/NR)
6,000,000	5.000		07/01/2031	6,059,045
Cuyahoga County Ohio Hospital RB Refunding for Metrohealth System Series 2017 (Baa2/BBB)
500,000	5.000		02/15/2025	502,399
Ohio Air Quality Development Authority Air Quality Development Refunding Bonds for Duke Energy Corp. Project Series 2022B (Baa2/BBB)
3,750,000	4.250	(a)(b)	11/01/2039	3,666,379
Ohio Air Quality Development Authority Air Quality Development Refunding Bonds for Duke Energy Corp. Project Series 2022B (NON-AMT) (Baa2/BBB)
6,500,000	4.000	(a)(b)	09/01/2030	6,354,378
Ohio Air Quality Development Authority Collateralized Air Quality Revenue Refunding Bonds for Dayton Power and Light Company Project 2015 Series A (Baa1/BBB)
15,250,000	4.250	(a)(b)	11/01/2040	14,815,540
Ohio Air Quality Development Authority RB for Ohio Valley Electric Corp. Series 2009 A (Baa3/NR)
1,075,000	2.875		02/01/2026	1,005,701
Ohio Air Quality Development Authority RB for Ohio Valley Electric Corp. Series 2009 D (Baa3/NR)
2,695,000	2.875		02/01/2026	2,521,269
Ohio Air Quality Development Authority RB Refunding for American Electric Power Co., Inc. Series 2005 A (AMT) (NR/BBB+)
3,750,000	2.100	(a)(b)	01/01/2029	3,621,681
Ohio Air Quality Development Authority Revenue Refunding Bonds Series 2014D (NR/BBB+)
5,000,000	1.900	(a)(b)	05/01/2026	4,819,371
Ohio Higher Educational Facility Commission RB for University of Dayton RMKT 08/04/06 Series 2003 B (FGIC) (A2/A+) (MUNI-CPI + 1.12%)
165,000	9.322	(d)	12/01/2023	165,492
Ohio Higher Educational Facility Commission RB for University of Dayton Series 2006 A (AMBAC) (A2/A+) (MUNI-CPI + 1.12%)
480,000	9.322	(d)	12/01/2023	481,433
Ohio Housing Finance Agency Multifamily Housing RB for Cherry Blossom Apartments Project Series 2023 (HUD SECT 8) (Aaa/NR)
1,700,000	5.000	(a)(b)	08/01/2026	1,708,862
Ohio State RB Refunding for Premier Health Partners Obligated Group Series 2020 (Baa1/NR)
140,000	5.000		11/15/2024	140,553

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Ohio – (continued)
Ohio State RB Refunding for Premier Health Partners Obligated Group Series 2020 (Baa1/NR) – (continued)
$280,000	5.000%		11/15/2025	$281,721
Ohio Water Development Authority Drinking Water Assistance Fund RB Series 2016 (Aaa/AAA)
4,080,000	4.000		12/01/2033	4,091,549
State of Ohio Cleveland Clinic Health System Obligated Group Hospital RB, Series 2019C (Aa2/AA)
5,810,000	2.750	(a)(b)	01/01/2052	5,502,412
State of Ohio Common Schools GO Bonds Series 2017A (Aa1/AA+)
6,245,000	5.000		03/15/2037	6,258,123
State of Ohio Higher Educational Facility Revenue Refunding Bonds Series 2021B (Aa3/AA-) (SIFMA Municipal Swap Index Yield + 0.23%)
4,400,000	3.590	(a)(d)	12/01/2042	4,313,866

				90,638,652

Oklahoma - 1.0%
City of Tulsa GO Bonds Series 2021 (Aa1/AA)
9,300,000	1.000		11/01/2026	8,197,533
Independent School District Combined Purpose GO Bonds Series 2021B (NR/AA)
10,000,000	1.000		09/01/2025	9,222,980
Independent School District GO Combined Purposed Bonds Series 2021 (NR/AA+)
8,840,000	1.250		06/01/2026	7,874,219
Independent School District No. 6 GO Combined Purpose Bonds Series 2023 (NR/AA-)
9,925,000	5.000		09/01/2025	10,078,283
Oklahoma County Independent School District Combined Purpose GO Bonds Series 2020A (NR/AA)
16,520,000	1.250		07/01/2024	16,019,870
Oklahoma Development Finance Authority Health System RB Series 2018B (Ba3/BB-)
500,000	5.000		08/15/2024	495,952
Oklahoma Housing Finance Agency Collateralized RB Pioneer Plaza Apartments, Series 2023A (HUD SECT 8 FHA 221(D) (4)) (NR/Aaa)
575,000	4.000	(a)(b)	06/01/2028	566,249
Oklahoma Turnpike Authority Oklahoma Turnpike System Second Senior RB Series 2018A (Aa3/AA-)
230,000	5.000		01/01/2036	236,887

				52,691,973

Oregon - 0.3%
Corvallis School District No. 509J GO Convertible Deferred Interest Bonds Series 2018A (SCH BD GTY) (Aa1/AA+)
2,790,000	5.000		06/15/2026	2,881,834
Forest Grove Oregon Student Housing RB Refunding for Oak Tree Foundation Project Series 2017 (NR/BBB)
200,000	5.000		03/01/2024	200,493
200,000	5.000		03/01/2025	200,937
North Clackamas School District No. 12 Clackamas County, Oregon GO Refunding Bonds, Series 2014 (SCH BD GTY) (Aa1/AA+)
7,835,000	4.000	(c)	06/15/2024	7,840,885

The accompanying notes are an integral part of these financial statements.	197

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Oregon – (continued)
Oregon Facilities Authority Revenue Refunding Bonds 2020 Series A (NR/BBB+)
$400,000	5.000%		10/01/2024	$402,279
125,000	5.000		10/01/2026	126,058
State of Oregon GO Bonds 2021 Series H (Aa1/AA+)
1,330,000	1.000		08/01/2026	1,191,981
State of Oregon GO Bonds for Oregon Department of Veterans Affairs 2020 Series J (Aa1/AA+/A-1)
3,205,000	2.750	(a)(b)	06/01/2039	3,205,000
1,045,000	2.750	(a)(b)	12/01/2044	1,045,000

				17,094,467

Pennsylvania - 3.7%
Allegheny County Higher Education Building Authority for Carnegie Mellon University for RB Series 2022A (NR/AA) (SOFR + 0.29%)
5,330,000	4.007	(a)(d)	02/01/2033	5,217,353
Allentown Neighborhood Improvement Zone Development Authority Tax Revenue Refunding Bonds Series 2022 (Baa3/NR)
500,000	5.000		05/01/2025	501,152
600,000	5.000		05/01/2028	607,622
Bucks County Industrial Development Authority RB Refunding for Pennswood Village Obligated Group Series 2018 A (NR/NR)
760,000	5.000		10/01/2023	760,000
City of Philadelphia Airport Revenue Refunding Bonds Series 2017B (AMT) (A2/A+)
5,315,000	5.000		07/01/2025	5,360,384
City of Philadelphia Airport Revenue Refunding Bonds Series 2021 (AMT) (A2/NR)
7,100,000	5.000		07/01/2027	7,247,317
City of Philadelphia Gas Works Revenue Refunding Bonds 13th Series (A3/A)
2,000,000	5.000		08/01/2030	2,013,200
City of Philadelphia GO Refunding Bonds Series 2015A (A1/A)
1,905,000	5.000		08/01/2025	1,937,301
County of Westmoreland GO Bonds Tax Exempt 2013 Series A (A2/NR)
55,000	5.000		12/01/2024	55,043
Cumberland County Municipal Authority RB Refunding for Messiah College Series 2020 SS3 (NR/A-)
2,195,000	2.345		11/01/2026	1,991,419
Delaware County Authority RB Refunding for Neumann University Series 2020 (NR/BBB)
235,000	5.000		10/01/2023	235,000
Delaware River Port Authority Port District Project Refunding Bonds Series 2022 (A3/A)
1,000,000	5.000		01/01/2025	1,014,650
1,050,000	5.000		01/01/2026	1,078,502
1,000,000	5.000		01/01/2027	1,039,879
Delaware Valley Regional Finance Authority Local Government RB 2022 Series B (A1/A+) (SIFMA Municipal Swap Index Yield + 0.40%)
17,860,000	3.760	(a)(d)	03/01/2057	17,656,342
Delaware Valley Regional Finance Authority Local Government RB 2022 Series C (A1/A+) (SOFR + 0.49%)
13,580,000	4.048	(a)(d)	03/01/2057	13,147,704

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Pennsylvania – (continued)
Geisinger Authority Health System Long Term Rate RB Series 2020B (A2/AA-)
$16,590,000	5.000	%(a)(b)	04/01/2043	$16,855,586
General Authority of Southcentral Pennsylvania RB Series 2019B (Aa3/NR) (SIFMA Municipal Swap Index Yield + 0.60%)
15,000,000	3.960	(a)(d)	06/01/2049	14,992,284
Lehigh County General Purpose Authority RB Refunding for The Good Shepherd Obligated Group Series 2021 A (NR/BBB+)
735,000	4.000		11/01/2024	728,344
525,000	4.000		11/01/2025	512,220
570,000	4.000		11/01/2026	550,580
Lehigh County IDA Pollution Control Revenue Refunding Bonds for PPL Electric Utilities Corp. Project Series 2016B (NON-AMT) (A1/A+)
19,615,000	2.625		02/15/2027	18,272,957
Monroeville Finance Authority UPMC RB Series 2022B (A2/A)
400,000	5.000		02/15/2024	401,150
Montgomery County Higher Education & Health Authority RB Refunding for Thomas Jefferson University Obligated Group Series 2019 (A3/A)
650,000	5.000		09/01/2024	653,326
Montgomery County IDA Exempt Facilities Revenue Refunding Bonds 2023 Series B (Baa2/BBB)
3,295,000	4.100		06/01/2029	3,280,038
Montgomery County IDA Exempt Facilities Revenue Refunding Bonds 2023 Series C (Baa2/BBB)
5,335,000	4.450	(a)(b)	10/01/2034	5,315,655
Pennsylvania Economic Development Financing Authority Pollution Control Revenue Refunding Bonds Series 2008 (NON-AMT) (A1/A+)
25,180,000	0.400		10/01/2023	25,180,000
Pennsylvania Economic Development Financing Authority RB Refunding for Presbyterian Homes Obligated Group Series 2021 (NR/NR)
1,600,000	4.000		07/01/2030	1,518,043
Pennsylvania Economic Development Financing Authority Solid Waste Disposal RB for Waste Management Inc. Project Series 2021A-2 (NR/A-/A-2)
10,000,000	4.600	(a)(b)(f)	10/01/2046	9,996,792
Pennsylvania Economic Development Financing Authority Solid Waste Disposal RB Series 2009 (NR/A-/A-2)
14,680,000	0.950	(a)(b)	12/01/2033	13,116,033
Pennsylvania Economic Development Financing Authority Solid Waste Disposal RB Series 2019A (NR/A-/A-2)
6,500,000	1.750	(a)(b)	08/01/2038	6,355,681
Pennsylvania Economic Development Financing Authority Solid Waste Disposal Refunding RB Series 2021B (NR/A-/A-2)
7,440,000	1.100	(a)(b)	06/01/2031	6,697,909
Pennsylvania Economic Development Financing Authority UPMC RB Series 2017A (A2/A)
2,310,000	5.000		11/15/2026	2,378,444
Pennsylvania Economic Financing Development Authority Sewage Sludge Disposal Revenue Refunding Bonds Series 2020 (Baa2/NR)
430,000	3.000		01/01/2024	427,820
505,000	3.000		01/01/2025	493,120
615,000	4.000		01/01/2026	601,606

198	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Pennsylvania – (continued)
Pennsylvania Turnpike Commission RB Series 2018 B (Aa3/NR) (SIFMA Municipal Swap Index Yield + 0.70%)
$11,750,000	4.680	%(d)	12/01/2023	$11,753,732
Pennsylvania Turnpike Commission Turnpike RB Series 2022 B (Aa3/NR)
155,000	5.000		12/01/2025	158,996
135,000	5.000		12/01/2026	140,294
185,000	5.000		12/01/2027	194,983
Southeastern Pennsylvania Transportation Authority RB for Asset Improvement Program Series 2022 (Aa3/NR)
495,000	5.000		06/01/2024	498,773
570,000	5.000		06/01/2025	581,179
750,000	5.000		06/01/2026	773,879
500,000	5.000		06/01/2027	523,239
State Public School Building Authority School Lease Revenue Refunding Bonds for Philadelphia School District Project Series 2016A (AGM ST AID WITHHLDG) (A1/AA)
2,525,000	5.000		06/01/2031	2,591,598
The Berks County Municipal Authority RB Refunding for Tower Health Obligated Group Series 2020 A (NR/B)
450,000	5.000		02/01/2024	412,417
Westmoreland County IDA Health System Tax Exempt RB Series 2020A (Baa2/NR)
450,000	4.000		07/01/2024	445,683
575,000	4.000		07/01/2025	564,144
625,000	4.000		07/01/2026	613,334

				207,442,707

Puerto Rico - 4.1%
Puerto Rico Commonwealth GO Bonds (NR/NR)
2,991,497	0.000	(b)(h)(i)	11/01/2043	1,551,839
Puerto Rico Commonwealth GO Restructured Bonds Series 2022 A-1 (NR/NR)
73,661	0.000	(g)	07/01/2024	71,157
505,630	5.375		07/01/2025	510,821
501,051	5.625		07/01/2027	514,160
492,922	5.625		07/01/2029	509,340
478,771	5.750		07/01/2031	499,991
584,255	0.000	(g)	07/01/2033	344,340
454,000	4.000		07/01/2033	406,936
408,086	4.000		07/01/2035	354,648
350,245	4.000		07/01/2037	294,007
476,200	4.000		07/01/2041	382,871
495,242	4.000		07/01/2046	381,822
Puerto Rico Electric Power Authority Power RB Series RR (NATL) (Baa2/NR)
220,000	5.000		07/01/2024	220,021
Puerto Rico Electric Power Authority Power RB Series SS (NATL) (Baa2/NR)
525,000	5.000		07/01/2025	525,139
Puerto Rico Electric Power Authority Power Revenue Refunding Bonds PP (NATL) (Baa2/NR)
215,000	5.000		07/01/2024	215,017
700,000	5.000		07/01/2025	700,057
Puerto Rico Electric Power Authority Power Revenue Refunding Bonds VV (NATL) (Baa2/NR)
190,000	5.250		07/01/2024	189,518
1,015,000	5.250		07/01/2025	1,004,543
145,000	5.250		07/01/2035	141,270

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Puerto Rico – (continued)
Puerto Rico Electric Power Authority RB Refunding Series 2007 UU (AGM) (A1/AA) (3M USD LIBOR + 0.52%)
$55,400,000	4.227	%(d)	07/01/2029	$52,008,362
Puerto Rico Electric Power Authority RB Refunding Series 2007 VV (NATL) (Baa2/NR)
150,000	5.250		07/01/2032	147,375
Puerto Rico Financial Corp Commonwealth Appropriation Bonds 2001E (AGC-ICC AGM-CR) (A1/AA)
2,030,000	6.000		08/01/2026	2,148,440
Puerto Rico Sales Tax Financing Corporation Sales Tax Capital Appreciation Restructured RB Series 2018 A-1 (NR/NR)
9,422,000	0.000	(g)	07/01/2024	9,121,145
34,339,000	0.000	(g)	07/01/2027	29,239,195
15,164,000	0.000	(g)	07/01/2029	11,790,598
9,905,000	0.000	(g)	07/01/2031	7,016,977
13,405,000	0.000	(g)	07/01/2033	8,589,251
4,705,000	0.000	(g)	07/01/2046	1,212,894
3,833,000	0.000	(g)	07/01/2051	710,102
Puerto Rico Sales Tax Financing Corporation Sales Tax Capital Appreciation Restructured RB Series 2019 A-2 (NR/NR)
1,862,000	4.329		07/01/2040	1,667,725
56,000	4.536		07/01/2053	47,770
747,000	4.784		07/01/2058	652,014
Puerto Rico Sales Tax Financing Corporation Sales Tax Restructured RB Series 2018 A-1 (NR/NR)
93,188,000	4.500		07/01/2034	89,712,516
183,000	4.550		07/01/2040	168,374
1,345,000	4.750		07/01/2053	1,189,063
3,400,000	5.000		07/01/2058	3,075,584
State of Delaware GO Custodial Receipts Series 2017A (NR/NR)
1,030,000	0.000	(h)	03/15/2049	37,125

				227,352,007

Rhode Island - 0.2%
City of Providence GO Refunding Bonds 2021 Series A (NR/BBB+)
450,000	5.000		01/15/2026	458,213
Rhode Island Health and Educational Building Corp. Revenue Refunding Bonds for Providence Public Schools Series 2015 A (AGM ST APPROP) (Aa3/AA)
4,150,000	5.000		05/15/2025	4,205,654
State of Rhode Island GO Bonds Consolidated Capital Development Loan Series 2022 A (Aa2/AA)
2,100,000	5.000		08/01/2025	2,142,296
2,210,000	5.000		08/01/2026	2,292,860

				9,099,023

Tennessee - 0.5%
City of Chattanooga Health, Educational & Housing Facility Board RB for Commonspirit Health Series 2019A-1 (Baa1/A-)
1,000,000	5.000		08/01/2025	1,007,478
City of Memphis Sanitary Sewage System Revenue Refunding Bonds Series 2018 (Aa2/AA+)
2,245,000	4.000		10/01/2035	2,182,466
County of Knox Health, Educational & Housing Board Collateralized Multifamily Housing Bonds for Westview Towers Project Series 2022 (HUD SECT 8) (NR/AA+)
3,500,000	3.950	(a)(b)	12/01/2027	3,409,391

The accompanying notes are an integral part of these financial statements.	199

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Tennessee – (continued)
Metropolitan Nashville Airport Authority Airport Improvement RB Series 2022B (A1/NR)
$1,525,000	5.000%		07/01/2027	$1,556,642
1,050,000	5.000		07/01/2028	1,080,353
Tennergy Corporation Gas Supply RB, Series 2019A (Aa1/NR)
4,300,000	5.000	(a)(b)	02/01/2050	4,311,063
Tennessee State School Bond Authority Higher Education Facilities Second Program Bonds 2015 Series B (ST INTERCEPT) (Aa1/AA+)
10,000,000	5.000	(c)	11/01/2025	10,238,577
The Health and Educational Facilities Board of The City of Johnson City, Hospital Revenue Refunding Bonds, Ballad Health Series 2023A Long-Term Interest Rate Bonds (NR/A-)
1,125,000	5.000		07/01/2024	1,129,608
1,300,000	5.000		07/01/2025	1,313,275
The Health and Educational Facilities Board of The Metropolitan Government of Nashville and Davidson County, Multifamily Housing RB Ben Allen Ridge Apartments Project Series 2022B (FNMA COLL) (Aaa/NR)
1,135,000	3.850	(a)(b)	02/01/2048	1,118,165

				27,347,018

Texas - 10.2%
Arlington Independent School District UT School Building and Refunding Bonds Series 2023 (PSF-GTD) (Aaa/AAA)
5,575,000	5.000		02/15/2025	5,660,839
1,200,000	5.000		02/15/2026	1,234,124
1,125,000	5.000		02/15/2027	1,172,041
Baytown Municipal Development District Combination Limited Sales Tax Revenue 3rd Lien Hotel RB Series 2021C (NR/AA-)
1,440,000	5.000		10/01/2038	1,338,844
Bexar County Housing Finance Corp. RB Refunding for Westcliffe Housing Foundation, Inc. Series 2004 (Aa1/NR)
165,000	3.750		02/01/2035	157,539
Carrollton-Farmers Branch Independent School District UT School Building Bonds Series 2023 (PSF-GTD) (Aaa/AAA)
1,600,000	5.000		02/15/2026	1,643,306
1,925,000	5.000		02/15/2027	2,001,778
City of Austin RB Refunding for Airport System Series 2019 (AMT) (A1/A+)
2,000,000	5.000		11/15/2024	2,012,226
1,150,000	5.000		11/15/2025	1,160,297
City of Austin Water & Wastewater System Revenue Refunding Bonds Series 2022 (Aa2/AA)
2,150,000	5.000		11/15/2024	2,178,838
1,000,000	5.000		11/15/2025	1,023,346
1,000,000	5.000		11/15/2026	1,037,054
1,500,000	5.000		11/15/2027	1,578,836
City of Celina Special Assessment Bonds for The Lake at Mustang Ranch Public Improvement District Phase#1 Project Series 2020 (BAM) (NR/AA)
305,000	4.000		09/01/2025	303,465
320,000	4.000		09/01/2026	318,662
335,000	4.000		09/01/2027	333,427
350,000	4.000		09/01/2028	346,627
City of Dallas fort Worth International Airport Joint Revenue Refunding and Improvement Bonds Series 2023B (A1/NR)
2,000,000	5.000		11/01/2025	2,046,509
1,600,000	5.000		11/01/2026	1,656,478

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Texas – (continued)
City of Dallas Housing Finance Corp. Multifamily Housing RB for Highpoint at Wynnewood Series 2022 (Aaa/NR)
$2,900,000	3.500	%(a)(b)	02/01/2044	$2,818,789
City of Dallas Housing Finance Corp. Multifamily Housing RB for Rosemont At Ash Creek Apartments Series 2023 (FHA 221(D4)) FHA (Aaa/NR)
2,150,000	5.000	(a)(b)	07/01/2026	2,172,019
City of Dallas Waterworks and Sewer System Revenue Refunding Bonds Series 2015A (Aa2/AAA)
2,510,000	5.000		10/01/2026	2,568,157
City of Denton Independent School District Variable Rate UT Building Bonds Series 2014-B (CASH) (PSF-GTD) (NR/NR)
1,220,000	2.000	(a)(b)(c)	08/01/2024	1,201,070
City of Denton, GO Refunding and Improvement Bonds, Series 2023 (NR/AA+)
6,135,000	5.000		02/15/2025	6,227,006
City of Fate Special Assessment Refunding for Williamsburg Public Improvement District No. 1 Project Series 2019 (BAM) (NR/AA)
140,000	4.000		08/15/2024	138,928
City of Houston Combined Utility System First Lien Revenue Refunding Bonds Series 2014C (Aa2/AA)
6,550,000	5.000		05/15/2027	6,585,957
City of Kyle Special Assessment RB for 6 Creeks Public Improvement District Project Series 2023 (NR/NR)
237,000	4.125	(e)	09/01/2028	230,672
City of Lavon Heritage Public Improvement District No. 1 Special Assessment Refunding Series 2021 (BAM) (NR/AA)
310,000	3.000		09/15/2024	305,599
320,000	3.000		09/15/2025	311,273
City of Mclendon-Chisholm Special Assessment Refunding Bonds Sonoma Public Improvement District Series 2020 (BAM) (NR/AA)
285,000	4.000		09/15/2025	283,647
295,000	4.000		09/15/2026	292,701
305,000	4.000		09/15/2027	303,064
City of Mesquite, Dallas and Kaufman Counties Special Assessment RB, Series 2023 Heartland Town Center Public Improvement District Phase 2 Specific Improvements Project (NR/NR)
235,000	4.000	(e)	09/01/2030	227,047
City of Princeton Special Assessment RB for Brookside Public Improvement District Series 2021 (NR/NR)
86,000	2.500	(e)	09/01/2026	78,105
City of Princeton, Collin County Special Assessment RB, Series 2020 Arcadia Farms Public Improvement District Phases 3 and 4 Project (NR/NR)
77,000	2.875	(e)	09/01/2025	73,323
City of Princeton, Collin County Special Assessment RB, Series 2020 Winchester Public Improvement District Phase 1 and 2 Project (NR/NR)
95,000	2.750	(e)	09/01/2025	90,215
City of Royse City Special Assessment for Waterscape Public Improvement District Improvement Series 2019 (NR/NR)
90,000	3.750	(e)	09/15/2024	88,707
City of Sachse Special Assessment RB for Sachse Public Improvement District Project Series 2022 (NR/NR)
150,000	5.000	(e)	09/15/2028	149,217

200	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Texas – (continued)
City of San Antonio Electric & Gas Systems Variable Rate Junior Lien Revenue Refunding Bonds Series 2015A (Aa3/A+)
$27,875,000	1.750	% (a)(b)	02/01/2033	$26,969,258
City of San Antonio Electric & Gas Systems Variable Rate Junior Lien Revenue Refunding Bonds Series 2015C (Aa3/A+)
36,630,000	1.750	(a)(b)	12/01/2045	35,439,781
City of San Antonio Electric & Gas Systems Variable Rate Junior Lien Revenue Refunding Bonds Series 2020 (Aa3/A+)
10,750,000	1.750	(a)(b)	02/01/2049	10,077,024
City of San Antonio Electric and Gas Systems Fixed and Variable Rate Junior Lien Revenue Refunding Bonds Series 2022 (Aa3/A+)
12,000,000	2.000	(a)(b)	02/01/2049	10,753,819
City of San Antonio General Improvement Bonds Series 2023 (Aaa/AAA)
5,000,000	5.000		02/01/2026	5,138,236
City of San Antonio Water System Variable Rate Junior Lien RB Series 2013F (Aa2/AA+)
20,000,000	1.000	(a)(b)	05/01/2043	17,450,494
Cypress Fairbanks Independent School District UT Refunding Bonds Series 2015 (PSF-GTD) (Aaa/AAA)
8,645,000	4.000		02/15/2034	8,276,312
Denton County Permanent Improvement Refunding Bonds Series 2016 (Aaa/AAA)
2,000,000	4.000		07/15/2033	1,960,374
Denton Independent School District UT School Building Bonds Series 2023 (PSF-GTD) (NR/AAA)
1,655,000	5.000		08/15/2025	1,691,820
1,320,000	5.000		08/15/2026	1,365,573
Denton Independent School District Variable Rate UT Bonds Series 2014-B (PSF-GTD) (NR/NR)
705,000	2.000	(a)(b)(c)	08/01/2024	694,061
Ector County Hospital District GO Refunding Bonds Series 2020 (Baa2/BBB-)
450,000	5.000		09/15/2024	449,656
130,000	5.000		09/15/2025	129,720
620,000	5.000		09/15/2026	619,844
El Paso Independent School District Variable Rate Maintenance Tax Notes Series 2020 (Aa2/NR)
1,750,000	5.000	(a)(b)	02/01/2040	1,776,886
Fort Bend Independent School District GO Bonds Series 2020 B (PSF-GTD) (NR/AAA)
6,000,000	0.875	(a)(b)	08/01/2050	5,630,838
Goose Creek Consolidated Independent School District GO Bonds RMKT 08/16/21 Series 2014 B (PSF-GTD) (Aaa/AAA)
4,000,000	0.600	(a)(b)	02/15/2035	3,631,663
Hale Center Education Facilities Corp. Revenue Improvement and Revenue Refunding Bonds Series 2022 (NR/BBB+)
450,000	5.000		03/01/2024	450,433
475,000	5.000		03/01/2025	475,706
675,000	5.000		03/01/2026	677,595
990,000	5.000		03/01/2027	996,051
Harlandale Independent School District UT Refunding Bonds Series 2015A (PSF-GTD) (NR/AAA)
4,195,000	4.000	(c)	08/15/2025	4,204,929
Harris County Cultural Education Facilities Finance Corp. Hospital Revenue Refunding Bonds for Memorial Hermann Health System Series 2020C (Aa3/A+)
8,260,000	5.000	(a)(b)	06/01/2032	8,321,047

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Texas – (continued)
Harris County Cultural Education Facilities Finance Corp. RB Refunding for Memorial Hermann Health System Series 2013 B (Aa3/A+)
(SIFMA Municipal Swap Index Yield + 1.05%)
$5,685,000	5.030	% (d)	06/01/2024	$5,703,267
Harris County Cultural Education Facilities Finance Corp. RB Refunding for Texas Children’s Hospital Obligated Group Series 2019 B (Aa2/AA)
13,835,000	5.000	(a)(b)	10/01/2041	13,924,547
Harris County Cultural Education Facilities Finance Corp. RB Refunding for Texas Medical Center Obligated Group Series 2019 B (A1/AA-)
8,940,000	0.900	(a)(b)	05/15/2050	8,379,881
Hidalgo County Drainage District No. 1 UT Improvement Bonds Series 2023 (Aa2/AA-)
3,000,000	5.000		09/01/2025	3,054,619
Houston Independent School District LT Refunding Bonds Series 2023A (PSF-GTD) (Aaa/AAA)
7,000,000	5.000		02/15/2025	7,112,453
Houston Water & Sewer System Junior Lien Revenue Refunding Bonds Series 1998A (AGM) (Aa1/AA+)
5,755,000	0.000	(g)	12/01/2026	5,069,423
Jacksboro Independent School District Adjustable Rate UT School Building Bonds Series 2023 (PSF-GTD) (NR/AAA)
2,470,000	4.000	(a)(b)	02/15/2048	2,427,981
Jim Hogg County Independent School District UT Refunding Bonds Series 2023 (PSF-GTD) (NR/AAA)
510,000	5.000		08/15/2026	527,748
Klein Independent School District UT Refunding Bonds Series 2016A (PSF-GTD) (Aaa/AAA)
2,805,000	4.000		08/01/2034	2,745,297
Laredo Independent School District UT Refunding Bonds Series 2023 (AGM) (NR/AA)
350,000	5.000		08/01/2025	356,615
360,000	5.000		08/01/2026	370,565
735,000	5.000		08/01/2027	764,759
Leander Independent School District School Building Capital Appreciation GO Bonds Series 2014 C (PSF-GTD) (NR/NR)
12,000,000	0.000	(c)(g)	08/15/2024	4,229,297
Leander Independent School District Unlimited tax School Building Bonds Series 2022 (PSF-GTD) (NR/AAA)
1,200,000	5.000		08/15/2024	1,211,866
Leander Independent School District UT School Building Bonds Series 2014 C (PSF-GTD) (NR/NR)
4,175,000	0.000	(c)(g)	08/15/2024	1,946,832
Leander Independent School District UT School Building Bonds Series 2022 (PSF-GTD) (NR/AAA)
1,200,000	5.000		08/15/2025	1,226,698
1,145,000	5.000		08/15/2026	1,186,108
1,000,000	5.000		08/15/2027	1,050,228
Love Field Airport Modernization Corp. General Airport Revenue Refunding Bonds Series 2021 (NR/A)
3,615,000	5.000		11/01/2026	3,672,159
Lower Colorado River Authority Transmission Contract Refunding RB for LCRA Transmission Services Corp. Project Series 2022A (NR/A)
500,000	5.000		05/15/2024	503,048
250,000	5.000		05/15/2025	254,372
1,000,000	5.000		05/15/2026	1,028,457

The accompanying notes are an integral part of these financial statements.	201

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Texas – (continued)
Lower Colorado River Authority Transmission Contract Refunding RB for LCRA Transmission Services Corp. Project Series 2022A (NR/A) – (continued)
$680,000	5.000%		05/15/2027	$707,615
Mansfield Independent School District UT School Building Bonds Series 2015 (PSF-GTD) (Aaa/NR)
3,855,000	5.000	(c)	02/15/2025	3,913,155
Matagorda County Navigation District Number One Pollution Control Revenue Refunding Bonds for Central Power and Light Company Project Series 1996 (Baa2/A-)
1,875,000	4.250		05/01/2030	1,789,623
Mission Economic Development Corporation Solid Waste Disposal RB Waste Management, Inc. Project Series 2023A (NR/A-/A-2)
3,700,000	4.250	(a)(b)	06/01/2048	3,689,914
North East Independent School District Variable Rate UT Refunding Bonds, Series 2023 (PSF-GTD) (Aaa/NR)
15,090,000	3.600	(a)(b)	08/01/2052	14,995,801
North Texas Tollway Authority System Revenue Refunding Bonds Second Tier Bonds Series 2017B (A1/A+)
3,065,000	5.000		01/01/2027	3,107,584
Northside Independent School District Variable Rate UT School Building Bonds Series 2020 (PSF-GTD) (Aaa/NR)
32,150,000	0.700	(a)(b)	06/01/2050	30,230,995
Northside Independent School District, Bexar County, Variable Rate UT School Building Bonds, Series 2023B (PSF-GTD) (Aaa/NR)
4,000,000	3.000	(a)(b)	08/01/2053	3,859,488
Northwest Independent School District UT School Building Bonds Series 2022A (PSF-GTD) (Aaa/NR)
1,705,000	5.000		02/15/2024	1,712,329
Pasadena Independent School District UT School Building Bonds Series 2023 (PSF-GTD) (Aaa/AAA)
200,000	5.000	(f)	02/15/2026	205,823
225,000	5.000	(f)	02/15/2027	234,573
Pasadena Independent School District Variable Rate UT School Building Bonds (PSF-GTD) (Aaa/AAA)
3,845,000	1.500	(a)(b)	02/15/2044	3,750,695
Plainview Independent School District Adjustable Rate UT School Building Bonds Series 2020B (PSF-GTD) (Aaa/NR)
1,515,000	4.000	(a)(b)	02/15/2050	1,502,499
Port Arthur Independent School District Unlimited Tax School Building Bonds Series 2015A (PSF-GTD) (Aaa/NR)
6,225,000	5.000	(c)	02/15/2025	6,314,758
Port of Houston Authority of Harris County First Lien RB Series 2023 (NON-AMT) (Aa3/AA+)
950,000	5.000		10/01/2025	972,383
700,000	5.000		10/01/2026	725,495
Prosper Independent School District Adjustable Rate UT School Building Bonds Series 2019B (PSF-GTD) (Aaa/NR)
1,875,000	4.000	(a)(b)	02/15/2050	1,860,525
Rockwall Independent School District UT Refunding Bonds Series 2015 (PSF-GTD) (Aaa/AAA)
2,140,000	5.000	(c)	02/15/2025	2,168,007
Spring Branch Independent School District UT Schoolhouse Bonds Series 2022 (PSF-GTD) (Aaa/AAA)
4,520,000	5.000		02/01/2024	4,534,385
3,905,000	5.000		02/01/2025	3,962,749
1,110,000	5.000		02/01/2026	1,142,437

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Texas – (continued)
Spring Branch Independent School District UT Schoolhouse Bonds Series 2022 (PSF-GTD) (Aaa/AAA) – (continued)
$1,000,000	5.000%		02/01/2027	$1,042,133
State of Texas College Student Loan GO Bonds Series 2016 (Aaa/AAA)
4,275,000	5.500		08/01/2027	4,419,677
Tarrant County Cultural Education Facilities Finance Corp. Hospital RB for Baylor Scott & White Health Project Series 2022E (Aa3/AA-)
4,045,000	5.000	(a)(b)	11/15/2052	4,119,723
Tarrant County Housing Finance Corp. Multifamily Housing RB for Tobias Place Apartments Series 2023B (FNMA) (Aaa/NR)
2,335,000	5.000	(a)(b)	03/01/2027	2,361,448
Texas Department of Housing and Community Affairs Multifamily Housing Revenue Notes for Aspen Park Series 2023 (Aaa/NR)
1,480,000	5.000	(a)(b)	03/01/2041	1,488,056
Texas Municipal Gas Acquisition & Supply Corp. I RB Senior Lien Series 2006 B (A1/A-)
(3M USD LIBOR + 0.70%)
6,925,000	4.500	(d)	12/15/2026	6,860,473
Texas Municipal Gas Acquisition & Supply Corp. II RB Series 2007 B (A1/A-)
(SIFMA Municipal Swap Index Yield + 0.55%)
6,370,000	4.530	(d)	09/15/2027	6,271,343
Texas Municipal Gas Acquisition & Supply Corp. III Gas Supply Revenue Refunding Bonds Series 2021 (A2/BBB+)
450,000	5.000		12/15/2024	449,593
335,000	5.000		12/15/2025	334,354
Texas Municipal Gas Acquisition and Supply Corp. II RB for LIBOR Index Rate Series 2012 C (A1/A-)
(3M USD LIBOR + 0.69%)
92,610,000	4.433	(d)	09/15/2027	90,350,353
Texas Municipal Gas Acquisition and Supply Corp. III Gas Supply Revenue Refunding Bonds Series 2021 (A2/BBB+)
760,000	5.000		12/15/2028	755,610
Texas Private Activity Bond Surface Transportation Corp. Senior Lien RB for NTE Mobility Partners Segments 3 LLC Series 2013 (Baa2/NR)
3,805,000	6.750		06/30/2043	3,811,091
Texas Public Finance Authority RB Refunding for Southern University Series 2021 (NR/NR)
350,000	5.000		05/01/2024	350,559
490,000	5.000		05/01/2025	490,907
520,000	5.000		05/01/2026	523,612
Texas Public Finance Authority Revenue Financing System Bonds for Southern University Series 2023 (BAM) (NR/AA)
665,000	5.000		05/01/2024	667,605
480,000	5.000		05/01/2025	485,246
500,000	5.000		05/01/2026	508,815
620,000	5.000		05/01/2027	636,471
640,000	5.000		05/01/2028	661,437
Texas State Affordable Housing Corp. Multifamily Housing RB for Eden Court Apartments Project Series 2023 (HUD SECT 8) (Aaa/NR)
1,360,000	5.000	(a)(b)	04/01/2043	1,374,965
Texas State Technical College System Revenue Financing System Improvement Bonds Series 2022A (AGM) (A1/AA)
1,100,000	5.000		08/01/2024	1,107,909
1,450,000	5.000		08/01/2025	1,475,867

202	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Texas – (continued)
Texas State Technical College System Revenue Financing System Improvement Bonds Series 2022A (AGM) (A1/AA) – (continued)
$1,750,000	5.000%		08/01/2026	$1,798,524
1,300,000	5.000		08/01/2027	1,352,165
Texas Transportation Commission Central Texas Turnpike System RB 2nd Tier Revenue Refunding Bonds Series 2015-C (Baa1/A-)
2,850,000	5.000		08/15/2042	2,685,874
Texas Transportation Commission GO Mobility Fund Refunding Bonds, Series 2014 (Aaa/AAA)
5,145,000	4.000	(c)	04/01/2024	5,147,136
Texas Transportation Commission State Highway Fund First Tier RB Series 2016-B (Aaa/AAA)
46,000,000	0.560		04/01/2026	40,941,730
Texas Water Development Board State Water Implementation Revenue Fund for Texas RB Series 2022 (NR/AAA)
500,000	5.000		04/15/2024	503,324
1,090,000	5.000		10/15/2024	1,103,617
1,300,000	5.000		04/15/2025	1,323,062
1,625,000	5.000		10/15/2025	1,664,127
1,265,000	5.000		04/15/2026	1,306,146
1,850,000	5.000		10/15/2026	1,924,383
1,200,000	5.000		04/15/2027	1,257,013
1,450,000	5.000		10/15/2027	1,530,116
Tomball Independent School District Variable Rate UT School Building Bonds Series 2014B (PSF-GTD) (Aaa/AAA)
4,700,000	0.260	(a)(b)	02/15/2039	4,535,760
Town of Little Elm Special Assessment RB for Valencia Public Improvement Project Series 2021 (NR/NR) (NR/NR)
162,000	2.375	(e)	09/01/2026	145,689
Travis County Development Authority Contract Assessment RB for Turner’s Crossing Public Improvement District Improvement Area Project Series 2022 (NR/NR)
301,000	4.375	(e)	09/01/2027	294,223
University of Houston Board of Regents System Consolidated Revenue Refunding Bonds Series 2017C (Aa2/AA)
10,000,000	4.000		02/15/2033	9,876,918
Westpointe Special Improvement District Limited Ad Valorem Tax Bonds Series 2023A (BAM) (Baa3/AA)
225,000	5.500		08/15/2024	226,967
185,000	5.500		08/15/2025	188,657
195,000	5.500		08/15/2026	200,403
210,000	5.500		08/15/2027	217,095
220,000	5.500		08/15/2028	229,692
230,000	5.500		08/15/2029	241,697
245,000	5.500		08/15/2030	259,223
255,000	5.500		08/15/2031	271,219
270,000	5.000		08/15/2032	277,936
285,000	5.000		08/15/2033	292,943
300,000	5.000		08/15/2034	307,408
Westside 211 Special Improvement District Limited Ad Valorem Tax and Subordinate Lien Sales and Use Tax Road Bonds, Series 2021 (Baa3/NR)
285,000	2.000		08/15/2028	243,425
Westside 211 Special Improvement District Limited Ad Valorem Tax Subordinate Lien Sales Use Tax Road Bonds Series 2022 (Baa3/NR)
85,000	5.000		08/15/2024	85,092

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Texas – (continued)
Westside 211 Special Improvement District Limited Ad Valorem Tax Subordinate Lien Sales Use Tax Road Bonds Series 2022 (Baa3/NR) – (continued)
$85,000	5.000%		08/15/2025	$85,142
90,000	5.000		08/15/2026	90,119
90,000	5.000		08/15/2027	90,416
95,000	5.000		08/15/2028	95,275
100,000	5.000		08/15/2029	100,031
110,000	5.000		08/15/2030	109,699
115,000	5.000		08/15/2031	114,631
120,000	5.000		08/15/2032	119,310
Westside 211 Special Improvement Project District LT & Subordinate Lien Sales & Use Tax Road Bonds Series 2021 (Baa3/NR)
260,000	2.000		08/15/2024	250,551
270,000	2.000		08/15/2026	244,068

				568,935,958

Utah - 0.3%
Salt Lake City International Aiport RB Series 2018A (AMT) (A2/A+)
1,000,000	5.000		07/01/2029	1,026,168
Salt Lake City International Airport RB Series 2021A (A2/A+)
2,500,000	5.000		07/01/2027	2,551,872
7,420,000	5.000		07/01/2028	7,628,082
Utah Telecommunication Open Infrastructure Agency Sales Tax & Telecommunication Revenue Refunding Bonds Series 2022 (NR/AA-)
220,000	5.000		06/01/2024	221,204
250,000	5.000		06/01/2025	253,613
250,000	5.000		06/01/2026	255,984
300,000	5.000		06/01/2027	310,404
Utah Transit Authority Sales Tax Revenue Refunding Bonds Series 2015A (Aa3/AA)
1,250,000	5.000	(c)	06/15/2025	1,274,859

				13,522,186

Virginia - 2.1%
Chesapeake Bay Bridge & Tunnel District RB First Tier General Resolution Anticipation Notes Series 2019 (Baa2/BBB)
26,645,000	5.000		11/01/2023	26,654,960
Chesapeake Redevelopment and Housing Authority Multifamily Housing RB Hunters Point Apartments, Series 2023 (HUD SECT 8) (Aaa/NR)
3,450,000	5.000	(a)(b)	05/01/2043	3,478,128
Commonwealth of Virginia Commonwealth Transportation Board Capital Projects RB Series 2016 (Aa1/AA+)
11,855,000	4.000		05/15/2032	11,702,335
Halifax County IDA Recovery Zone Facility RB Series 2010A (NON-AMT) (A2/BBB+)
5,000,000	1.650	(a)(b)	12/01/2041	4,878,017
Hampton Roads Transportation Authority Accountability Commission Transportation Fund Senior Lien Bond Anticipation Notes Series 2021A (WR/A+)
14,325,000	5.000		07/01/2026	14,798,019
Industrial Development Authority of Arlington County Hospital RB for VHC Health Series 2023A (NR/A+)
4,225,000	5.000	(a)(b)	07/01/2053	4,417,367

The accompanying notes are an integral part of these financial statements.	203

GOLDMAN SACHS SHORT DURATION TAX - FREE FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)
Virginia – (continued)
Louisa Industrial Development Authority RB Virginia Electric and Power Co. Series 2008 B (A2/BBB+)
$2,500,000	0.750	%(a)(b)	11/01/2035	$2,283,276
Virginia Housing Development Authority RB for Rental Housing Series 2019 E (Aa1/AA+)
2,535,000	1.400		12/01/2023	2,523,080
Virginia Housing Development Authority Rental Housing Bonds 2018 Series E-NON-AMT (Aa1/AA+)
10,506,203	0.670		03/01/2025	9,967,861
Virginia Port Authority Port Facilities RB Refunding Series 2015 A (AMT) (WR/NR)
2,000,000	5.000	(c)	07/01/2025	2,024,112
Virginia Small Business Financing Authority Environmental Facilities RB for Pure Salmon Virginia LLC Project Series 2022 (Aaa/NR)
15,000,000	3.500	(a)(b)	11/01/2052	14,987,314
Virginia Small Business Financing Authority RB Refunding National Senior Campuses, Inc. Obligated Group Series 2020 A (NR/NR)
700,000	5.000		01/01/2025	703,813
1,250,000	5.000		01/01/2026	1,262,175
Wise County IDA Solid Waste & Sewage Disposal RB Series 2009A (A2/BBB+)
12,500,000	0.750	(a)(b)	10/01/2040	11,416,379
Wise County IDA Solid Waste & Sewage Disposal RB Series 2010A (NON-AMT) (A2/BBB+)
6,895,000	1.200	(a)(b)	11/01/2040	6,711,266

				117,808,102

Washington - 2.6%
City of Seattle Municipal Light & Power Refunding RB 2021 Series B (Aa2/AA)
(SIFMA Municipal Swap Index Yield + 0.25%)
10,000,000	3.610	(a)(d)	05/01/2045	9,805,247
Clark County Evergreen School District UT GO Bonds Series 2022 (SCH BD GTY) (Aaa/NR)
1,615,000	5.000		12/01/2024	1,636,265
Issaquah School District UT GO Refunding Bonds Series 2022 (SCH BD GTY) (Aaa/AA+)
765,000	4.000		12/01/2024	767,077
960,000	5.000		12/01/2025	984,752
1,975,000	5.000		12/01/2026	2,051,846
1,500,000	4.000		12/01/2027	1,527,523
King County Housing Authority RB Refunding Series 2020 (NR/AA)
225,000	3.000		06/01/2024	221,825
280,000	3.000		06/01/2025	273,611
King County Junior Lien Sewer RB Refunding Series 2020 A (Aa2/AA)
10,000,000	0.625	(a)(b)	01/01/2032	9,894,363
King County Junior Lien Sewer Revenue Refunding Bonds 2021 Series A (Aa2/AA)
(SIFMA Municipal Swap Index Yield + 0.23%)
11,250,000	3.590	(a)(d)	01/01/2040	10,988,539
King County Renton School District UT GO Bonds Series 2023 (SCH BD GTY) (Aaa/NR)
1,000,000	5.000		12/01/2025	1,025,783

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)
Washington – (continued)
King County Sewer Improvement Refunding RB 2016 Series B (Aa1/AA+)
$12,500,000	4.000%		07/01/2033	$12,244,260
Port of Seattle Intermediate Lien Revenue Refunding Bonds Series 2015B (A1/AA-)
4,545,000	5.000		03/01/2033	4,570,202
Port of Seattle Intermediate Lien Revenue Refunding Bonds Series 2021C (A1/AA-)
4,995,000	5.000		08/01/2024	5,024,433
Public Utility District No.2 of Grant County Electric System Revenue Refunding Bonds Series 2023-U (NR/AA+)
16,400,000	4.000		01/01/2026	16,470,627
State of Washington Various Purpose GO Bonds Series 2022A (Aaa/AA+)
5,885,000	5.000		08/01/2027	6,187,458
State of Washington Various Purpose GO Bonds Series 2022C (Aaa/AA+)
5,125,000	5.000		02/01/2026	5,273,612
State of Washington Various Purpose GO Refunding Bonds Series R-2018C (Aaa/AA+)
13,825,000	5.000		08/01/2024	13,962,649
State of Washington Various Purpose GO Refunding Bonds Series R-2022C (Aaa/AA+)
10,000,000	4.000		07/01/2026	10,092,518
Washington Economic Development Finance Authority Environmental Facilities Revenue Refunding Bonds for Mura Cascade ELP LLC Project Series 2022 (Aaa/NR)
10,000,000	3.900	(a)(b)(e)	12/01/2042	9,975,831
Washington Health Care Facilities Authority RB for Commonspirit Health Series 2019B-2 (Baa1/A-)
9,000,000	5.000	(a)(b)	08/01/2049	9,039,213
Washington Health Care Facilities Authority RB for Fred Hutchinson Cancer Research Center Series 2015 (A2/NR)
1,500,000	5.000	(c)	07/01/2025	1,530,743
Washington Healthcare Facilities Authority RB Series 2019B-1 (Baa1/A-)
5,400,000	5.000	(a)(b)	08/01/2049	5,405,544
Washington State Housing Finance Commission Nonprofit Housing Revenue and Refunding Tax Exempt Fixed Rate Bonds for Emerald Heights Project Series 2023A (NR/NR)
350,000	5.000		07/01/2024	350,937
350,000	5.000		07/01/2025	352,939
285,000	5.000		07/01/2026	289,725
350,000	5.000		07/01/2027	359,098
555,000	5.000		07/01/2028	573,161
Washington State Housing Finance Commission Nonprofit Housing Tax Exempt Mandatory Paydown Securities RB for Emerald Heights Project Series 2023B-1 (NR/NR)
855,000	4.750		07/01/2027	841,051
Washington State Housing Finance Commission Nonprofit Housing Tax Exempt Mandatory Paydown Securities RB for Emerald Heights Project Series 2023B-2 (NR/NR)
4,500,000	4.000		07/01/2026	4,459,425

				146,180,257

West Virginia - 0.4%
West Virginia Economic Development Authority Solid Waste Disposal Facilities RB Series 2010A (Baa1/A-)
4,645,000	0.625	(a)(b)	12/01/2038	4,200,447

204	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

West Virginia – (continued)
West Virginia Economic Development Authority Solid Waste Disposal Facilities RB Series 2011A (Baa1/A-)
$5,650,000	1.000	% (a)(b)	01/01/2041	$5,216,836
West Virginia Economic Development Authority Solid Waste Disposal Facilities Revenue Refunding Bonds for Wheeling Power Company Project Series 2013A (NR/A-)
10,350,000	3.000	(a)(b)	06/01/2037	9,515,462
West Virginia Economic Development Authority Solid Waste Disposal Facilities Revenue Refunding Bonds Kentucky Power Company - Mitchell Project, Series 2014A (Baa3/BBB)
2,675,000	4.700	(a)(b)	04/01/2036	2,649,413

				21,582,158

Wisconsin - 1.1%
County of Dane GO Bonds Series 2020 A (NR/AAA)
3,290,000	2.000		04/01/2026	3,041,731
Moraine Park Technical College District, Wisconsin GO School Building and Facility Improvement Bonds, Series 2022-23C (Aaa/NR)
1,500,000	6.000		04/01/2025	1,549,040
Oak Creek-Franklin Joint School District GO School Building Bonds Series 2015A (Aa2/AA)
5,745,000	3.750	(c)	04/01/2025	5,735,051
Public Finance Authority Pollution Control Revenue Refunding Bonds for Duke Energy Progress Project Series 2022A (NON-AMT) (Aa3/A)
5,145,000	3.300	(a)(b)	10/01/2046	5,023,924
Public Finance Authority RB Refunding for Fellowship Senior Living Obligated Group Series 2019 A (NR/NR)
1,925,000	4.000		01/01/2026	1,882,494
2,000,000	4.000		01/01/2027	1,931,952
1,720,000	4.000		01/01/2028	1,639,029
1,790,000	4.000		01/01/2029	1,680,637
Public Finance Authority Student Housing RB Series 2020A (AGM) (A1/AA)
160,000	4.000		07/01/2024	159,423
Public Finance Authority Tax Increment Reinvestment Zone No. 11 Tax Allocation Series 2019 (Baa3/NR)
9,579,000	0.000	(g)	12/15/2027	7,543,105
Waushara County Note Anticipation Notes Series 2022A (NR/A+)
5,260,000	4.500		06/01/2027	5,304,824
Wisconsin Health & Educational Facilities Authority RB for Advocate Aurora Health Credit Group Series 2018B-2 (Aa3/AA)
530,000	5.000	(a)(b)	08/15/2054	540,875
Wisconsin Health & Educational Facilities Authority RB for Advocate Aurora Health Credit Group Series 2018C-3 (Aa3/AA)
625,000	5.000	(a)(b)	08/15/2054	637,825
Wisconsin Health & Educational Facilities Authority RB for Marshfield Clinic Health System Series 2020B-2 (NR/BBB+)
10,690,000	5.000	(a)(b)	02/15/2051	10,715,510
Wisconsin Health & Educational Facilities Authority RB Series 2018C-4 (Aa3/AA)
(SIFMA Municipal Swap Index Yield + 0.65%)
4,000,000	4.630	(a)(d)	08/15/2054	4,000,103
Wisconsin Health & Educational Facilities Authority RB Series 2020 for Hmong American Peace Academy (NR/BBB)
120,000	4.000		03/15/2024	119,187

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Wisconsin – (continued)
Wisconsin Health & Educational Facilities Authority RB Series 2020 for Hmong American Peace Academy (NR/BBB) – (continued)
$125,000	4.000%		03/15/2025	$122,581
Wisconsin Health and Educational Facilities Authority RB Series 2018C (Aa3/AA)
(SIFMA Municipal Swap Index Yield + 0.18%)
3,315,000	3.540	(a)(d)	08/15/2054	3,249,691
Wisconsin Housing & Economic Development Authority Home Ownership RB 2021 Series D (GNMA/FHLMC/FNMA COLL) (Aa2/AA+)
(SIFMA Municipal Swap Index Yield + 0.15%)
6,755,000	3.510	(a)(d)	03/01/2042	6,722,082

				61,599,064

TOTAL MUNICIPAL BONDS (Cost $5,660,002,559)				5,518,759,986

TOTAL INVESTMENTS - 99.2% (Cost $5,660,002,559)				$5,518,759,986

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.8%				45,768,623

NET ASSETS - 100.0%				$5,564,528,609

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect on September 30, 2023.
(b)	Variable Rate Demand Instruments – rate shown is that which is in effect on September 30, 2023. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.
(c)	Pre-refunded security. Maturity date disclosed is pre-refunding date.
(d)	Variable or floating rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on September 30, 2023.
(e)	Exempt from registration under Rule 144A of the Securities Act of 1933.
(f)	When-issued security.
(g)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(h)	Zero coupon bond until next reset date.
(i)	Contingent value instrument that only pays out if a portion of the territory’s Sales and Use Tax outperforms the projections in the Oversight Board’s Certified Fiscal Plan.

Security ratings disclosed, if any, are issued by either Standard & Poor’s, Moody’s Investor Service or Fitch and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

The accompanying notes are an integral part of these financial statements.	205

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Investment Abbreviations:
AGC-ICC	- American General Contractors-Interstate Commerce Commission
AGM	- Insured by Assured Guaranty Municipal Corp.
AGM-CR	- Insured by Assured Guaranty Municipal Corp. Insured Custodial receipts
AMBAC	- Insured by American Municipal Bond Assurance Corp.
AMT	- Alternative Minimum Tax (subject to)
BAM	- Build America Mutual Assurance Co.
CFD	- Community Facilities District
COPS	- Certificates of Participation
ETM	- Escrowed to Maturity
FGIC	- Insured by Financial Guaranty Insurance Co.
FHA	- Federal Housing Administration
FHLMC	- Insured by Federal Home Loan Mortgage Corp.
FNMA	- Insured by Federal National Mortgage Association
GNMA	- Insured by Government National Mortgage Association
GO	- General Obligation
HUD SECT 8	- Hud Section 8
IDA	- Industrial Development Agency
LIBOR	- London Interbank Offered Rates
LP	- Limited Partnership
LT	- Limited Tax
NATL	- National Public Finance Guarantee Corp.
NR	- Not Rated
PCRB	- Pollution Control Revenue Bond
PSF-GTD	- Guaranteed by Permanent School Fund
RB	- Revenue Bond
REMIC	- Real Estate Mortgage Investment Conduit
RMKT	- Remarketed
RR	- Revenue Refunding
SCH BD GTY	- School Bond Guaranty
SD CRED PROG	- School District Credit Program
SIFMA	- Securities Industry and Financial Markets Association
SOFR	- Secured Overnight Financing Rate
SONYMA	- State of New York Mortgage Agency
ST AID WITHHLDG	- State Aid Withholding
ST APPROP	- State Appropriation
UPMC	- University of Pittsburgh Medical Center
USD	- United States Dollar
UT	- Unlimited Tax
WR	- Withdrawn Rating

206	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL FUNDS

Statements of Assets and Liabilities September 30, 2023 (Unaudited)

	Dynamic Municipal Income Fund	High Yield Municipal Fund	Municipal Income Completion Fund	Short Duration Tax- Free Fund

Assets:
Investments at value (cost $8,577,881,679, $10,256,053,329, $181,518,930 and $5,660,002,559, respectively)	$7,937,024,748	$9,236,183,780	$161,191,389	$5,518,759,986
Cash	62,506,090	60,394,268	1,197,084	42,002,907
Receivables:
Investments sold	198,392,811	20,385,139	—	81,722,497
Interest	103,904,560	145,534,347	2,304,147	57,208,088
Fund Shares sold	23,306,364	15,633,746	—	2,755,992
Collateral on certain derivative contracts(a)	7,759,423	—	239	—
Reimbursement from investment adviser	84,460	85,811	15,730	56,849
Unrealized gain on swap contracts	—	52,978	—	—
Other assets	964,043	799,444	65,277	480,556
Total assets	8,333,942,499	9,479,069,513	164,773,866	5,702,986,875

Liabilities:

Variation margin on futures contracts	460,500	—	—	—
Payables:
Investments purchased	118,568,503	56,807,746	495,000	92,485,892
Fund shares redeemed	102,271,954	27,376,251	11,049	35,180,006
Investments purchased on an extended-settlement basis	22,182,093	9,259,003	210,075	7,120,111
Management fees	2,385,872	3,936,248	—	1,617,845
Income distribution	2,094,943	979,407	—	1,600,171
Distribution and Service fees and Transfer Agency fees	712,846	443,173	—	187,550
Upfront payments received on swap contracts	—	23,022	—	—
Accrued expenses	374,683	243,612	110,696	266,691
Total liabilities	249,051,394	99,068,462	826,820	138,458,266

Net Assets:

Paid-in Capital	9,216,028,769	10,878,699,607	196,555,099	6,156,277,366
Total distributable earnings (loss)	(1,131,137,664)	(1,498,698,556)	(32,608,053)	(591,748,757)
NET ASSETS	$8,084,891,105	$9,380,001,051	$163,947,046	$5,564,528,609
Net Assets:
Class A	$913,320,817	$393,058,159	$—	$124,439,021
Class C	100,863,171	54,034,450	—	7,604,963
Institutional	3,866,954,167	1,695,516,630	—	743,015,124
Separate Account Institutional	—	—	163,947,046	—
Service	22,445	—	—	100,793
Investor	1,458,505,553	529,252,242	—	86,636,613
Class R6	134,113,954	17,869,380	—	541,668,355
Class P	1,611,110,998	6,690,270,190	—	4,061,063,740
Total Net Assets	$8,084,891,105	$9,380,001,051	$163,947,046	$5,564,528,609
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	62,974,353	46,218,905	—	12,293,976
Class C	6,951,773	6,351,885	—	752,183
Institutional	266,758,148	199,331,211	—	73,524,679
Separate Account Institutional	—	—	18,181,172	—
Service	1,541	—	—	9,969
Investor	100,678,370	62,162,220	—	8,569,997
Class R6	9,248,024	2,102,573	—	53,641,635
Class P	111,088,432	787,249,344	—	401,985,104
Net asset value and offering price per share:(b)
Class A	$14.50	$8.50	$—	$10.12
Class C	14.51	8.51	—	10.11
Institutional	14.50	8.51	—	10.11
Separate Account Institutional	—	—	9.02	—
Service	14.57	—	—	10.11
Investor	14.49	8.51	—	10.11
Class R6	14.50	8.50	—	10.10
Class P	14.50	8.50	—	10.10

The accompanying notes are an integral part of these consolidated financial statements.	207

GOLDMAN SACHS MUNICIPAL FUNDS

Statements of Assets and Liabilities (continued) September 30, 2023 (Unaudited)

(a)	Segregated for initial margin and/or collateral as follows:

Fund	Futures
Dynamic Municipal Income Fund	$7,759,423
Municipal Income Completion Fund	239

(b)

Maximum public offering price per share for Class A Shares of the Dynamic Municipal Income Fund, High Yield Municipal Fund and Short Duration Tax-Free Fund is $15.06, $8.90 and $10.27, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

208	The accompanying notes are an integral part of these consolidated financial statements.

GOLDMAN SACHS MUNICIPAL FUNDS

Statements of Operations For the Six Months Ended September 30, 2023 (Unaudited)

	Dynamic Municipal Income Fund	High Yield Municipal Fund	Municipal Income Completion Fund	Short Duration Tax- Free Fund

Investment income:
Interest	$160,531,106	$235,672,468	$3,890,478	$98,767,220

Expenses:
Management fees	13,355,993	23,696,151	—	9,296,154
Transfer Agency fees(a)	2,566,270	1,972,911	17,714	1,067,396
Distribution and/or Service (12b-1) fees(a)	1,610,005	756,792	—	203,971
Custody, accounting and administrative services	370,003	432,044	36,175	300,670
Service fees — Class C	136,249	71,537	—	11,158
Printing and mailing costs	90,858	62,850	16,394	46,107
Shareholder meeting expense	85,140	48,953	796	20,296
Registration fees	58,946	30,150	3,331	7,075
Professional fees	42,593	42,976	38,396	39,983
Trustee fees	16,729	15,906	13,931	16,506
Shareholder Administration fees — Service Shares	29	—	—	143
Other	75,252	67,737	10,152	61,449

Total expenses	18,408,067	27,198,007	136,889	11,070,908

Less — expense reductions	(495,144)	(569,978)	(136,093)	(447,894)

Net expenses	17,912,923	26,628,029	796	10,623,014

NET INVESTMENT INCOME	142,618,183	209,044,439	3,889,682	88,144,206

Realized and Unrealized gain (loss):

Net realized gain (loss) from:
Investments — unaffiliated issuers	(30,798,744)	(21,112,998)	(2,425,633)	(18,698,566)
Futures contracts	29,977,285	—	600,727	—
Swap Contracts	—	264,870	—	—
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	(343,955,840)	(559,027,380)	(6,166,458)	(106,572,964)
Futures contracts	10,209,004	—	—	—
Swap Contracts	—	(171,774)	—	—

Net realized and unrealized loss	(334,568,295)	(580,047,282)	(7,991,364)	(125,271,530)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(191,950,112)	$(371,002,843)	$(4,101,682)	$(37,127,324)

(a)	Class specific Distribution and/or Service and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees			Transfer Agency Fees
Fund	Class A	Class C	Service	Class A	Class C	Institutional	Separate Account Institutional	Service	Investor	Class R6	Class P
Dynamic Municipal Income Fund	$1,201,229	$408,747	$29	$576,590	$65,400	$794,505	$–	$5	$856,093	$19,913	$253,764
High Yield Municipal Fund	542,179	214,613	–	260,246	34,338	335,829	–	–	326,508	2,611	1,013,379
Municipal Income Completion Fund	–	–	–	–	–	–	17,714	–	–	–	–
Short Duration Tax-Free Fund	170,353	33,475	143	81,769	5,356	179,578	–	23	61,079	75,189	664,402

The accompanying notes are an integral part of these consolidated financial statements.	209

GOLDMAN SACHS MUNICIPAL FUNDS

Statements of Changes in Net Assets

	Dynamic Municipal Income Fund		High Yield Municipal Fund

	For the Six Months Ended September 30, 2023 (Unaudited)	For the Fiscal Year Ended March 31, 2023	For the Six Months Ended September 30, 2023 (Unaudited)	For the Fiscal Year Ended March 31, 2023

From operations:

Net investment income	$142,618,183	$251,769,182	$209,044,439	$387,566,484

Net realized loss	(821,459)	(254,022,000)	(20,848,128)	(270,712,961)

Net change in unrealized loss	(333,746,836)	(183,020,733)	(559,199,154)	(661,782,854)

Net decrease in net assets resulting from operations	(191,950,112)	(185,273,551)	(371,002,843)	(544,929,331)

Distributions to shareholders:

From distributable earnings:

Class A Shares	(15,052,746)	(29,970,028)	(8,792,786)	(17,777,603)

Class C Shares	(1,298,366)	(2,387,779)	(945,327)	(1,918,122)

Institutional Shares	(68,792,429)	(114,789,480)	(36,647,401)	(64,209,280)

Service Shares	(342)	(581)	–	–

Investor Shares	(24,134,029)	(38,483,397)	(11,711,804)	(19,586,679)

Class R6 Shares	(2,303,882)	(4,166,568)	(380,339)	(572,565)

Class P Shares	(29,380,447)	(57,591,591)	(147,695,589)	(263,304,062)

Total distributions to shareholders	(140,962,241)	(247,389,424)	(206,173,246)	(367,368,311)

From share transactions:

Proceeds from sales of shares	1,533,668,320	5,724,000,765	1,642,396,745	6,064,725,416

Reinvestment of distributions	128,184,038	225,030,094	200,291,976	354,863,680

Cost of shares redeemed	(1,392,947,905)	(7,785,605,546)	(1,049,681,443)	(7,005,285,490)

Net increase (decrease) in net assets resulting from share transactions	268,904,453	(1,836,574,687)	793,007,278	(585,696,394)

TOTAL INCREASE (DECREASE)	(64,007,900)	(2,269,237,662)	215,831,189	(1,497,994,036)

Net Assets:

Beginning of period	8,148,899,005	10,418,136,667	9,164,169,862	10,662,163,898

End of period	$8,084,891,105	$8,148,899,005	$9,380,001,051	$9,164,169,862

210	The accompanying notes are an integral part of these consolidated financial statements.

GOLDMAN SACHS MUNICIPAL FUNDS

Statements of Changes in Net Assets (continued)

	Municipal Income Completion Fund		Short Duration Tax-Free Fund

	For the Six Months Ended September 30, 2023 (Unaudited)	For the Fiscal Year Ended March 31, 2023	For the Six Months Ended September 30, 2023 (Unaudited)	For the Fiscal Year Ended March 31, 2023

From operations:

Net investment income	$3,889,682	$7,105,858	$88,144,206	$157,280,457

Net realized loss	(1,824,906)	(10,066,038)	(18,698,566)	(350,359,470)

Net change in unrealized gain (loss)	(6,166,458)	(2,848,772)	(106,572,964)	211,225,265

Net increase (decrease) in net assets resulting from operations	(4,101,682)	(5,808,952)	(37,127,324)	18,146,252

Distributions to shareholders:

From distributable earnings:

Class A Shares	–	–	(1,759,687)	(2,848,102)

Class C Shares	–	–	(97,444)	(127,249)

Institutional Shares	–	–	(12,733,940)	(31,343,923)

Separate Account Institutional Shares	(3,826,757)	(7,194,386)	–	–

Service Shares	–	–	(1,349)	(1,796)

Investor Shares	–	–	(1,439,474)	(2,626,180)

Class R6 Shares	–	–	(7,237,871)	(4,941,962)

Class P Shares	–	–	(63,484,221)	(110,070,875)

Total distributions to shareholders	(3,826,757)	(7,194,386)	(86,753,986)	(151,960,087)

From share transactions:

Proceeds from sales of shares	11,449,911	59,312,133	903,631,469	3,374,866,913

Reinvestment of distributions	3,785,136	7,069,325	76,568,792	132,553,673

Cost of shares redeemed	(27,104,540)	(74,547,652)	(1,776,563,559)	(8,625,972,295)

Net decrease in net assets resulting from share transactions	(11,869,493)	(8,166,194)	(796,363,298)	(5,118,551,709)

TOTAL DECREASE	(19,797,932)	(21,169,532)	(920,244,608)	(5,252,365,544)

Net Assets:

Beginning of period	183,744,978	204,914,510	6,484,773,217	11,737,138,761

End of period	$163,947,046	$183,744,978	$5,564,528,609	$6,484,773,217

The accompanying notes are an integral part of these consolidated financial statements.	211

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Dynamic Municipal Income Fund

	Class A Shares

	Six Months Ended
	September 30, 2023		Year Ended March 31,

	(Unaudited)		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$15.10		$15.72	$16.63	$15.59	$16.02	$15.59

Net investment income(a)	0.24		0.41	0.33	0.36	0.37	0.44

Net realized and unrealized gain (loss)	(0.60)		(0.63)	(0.92)	1.03	(0.43)	0.42

Total from investment operations	(0.36)		(0.22)	(0.59)	1.39	(0.06)	0.86

Distributions to shareholders from net investment income	(0.24)		(0.40)	(0.32)	(0.35)	(0.37)	(0.43)

Net asset value, end of period	$14.50		$15.10	$15.72	$16.63	$15.59	$16.02

Total Return(b)	(2.45)%		(1.32)%	(3.66)%	9.00%	(0.43)%	5.62%

Net assets, end of period (in 000’s)	$913,321		$987,091	$1,389,169	$1,521,711	$1,330,377	$769,894

Ratio of net expenses to average net assets	0.71	%(c)	0.73%	0.72%	0.72%	0.73%	0.74%

Ratio of total expenses to average net assets	0.72	%(c)	0.75%	0.74%	0.75%	0.76%	0.78%

Ratio of net investment income to average net assets	3.17	%(c)	2.71%	1.97%	2.21%	2.25%	2.78%

Portfolio turnover rate(d)	12%		33%	15%	6%	23%	16%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

212	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Dynamic Municipal Income Fund

	Class C Shares

	Six Months Ended
	September 30, 2023		Year Ended March 31,

	(Unaudited)		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$15.10		$15.72	$16.64	$15.60	$16.03	$15.60

Net investment income(a)	0.18		0.30	0.20	0.24	0.24	0.32

Net realized and unrealized gain (loss)	(0.59)		(0.63)	(0.93)	1.03	(0.42)	0.42

Total from investment operations	(0.41)		(0.33)	(0.73)	1.27	(0.18)	0.74

Distributions to shareholders from net investment income	(0.18)		(0.29)	(0.19)	(0.23)	(0.25)	(0.31)

Net asset value, end of period	$14.51		$15.10	$15.72	$16.64	$15.60	$16.03

Total Return(b)	(2.75)%		(2.06)%	(4.44)%	8.19%	(1.17)%	4.83%

Net assets, end of period (in 000’s)	$100,863		$112,468	$144,456	$153,277	$141,952	$83,931

Ratio of net expenses to average net assets	1.46	%(c)	1.48%	1.47%	1.47%	1.48%	1.49%

Ratio of total expenses to average net assets	1.47	%(c)	1.50%	1.49%	1.50%	1.51%	1.53%

Ratio of net investment income to average net assets	2.42	%(c)	1.97%	1.22%	1.46%	1.50%	2.04%

Portfolio turnover rate(d)	12%		33%	15%	6%	23%	16%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	213

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Dynamic Municipal Income Fund

	Institutional Shares

	Six Months Ended
	September 30, 2023		Year Ended March 31,

	(Unaudited)		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$15.09		$15.71	$16.62	$15.58	$16.02	$15.59

Net investment income(a)	0.26		0.46	0.38	0.41	0.42	0.49

Net realized and unrealized gain (loss)	(0.59)		(0.63)	(0.92)	1.03	(0.43)	0.43

Total from investment operations	(0.33)		(0.17)	(0.54)	1.44	(0.01)	0.92

Distributions to shareholders from net investment income	(0.26)		(0.45)	(0.37)	(0.40)	(0.43)	(0.49)

Net asset value, end of period	$14.50		$15.09	$15.71	$16.62	$15.58	$16.02

Total Return(b)	(2.29)%		(1.00)%	(3.35)%	9.37%	(0.16)%	5.97%

Net assets, end of period (in 000’s)	$3,866,954		$3,860,842	$4,492,546	$4,188,941	$3,206,615	$1,858,949

Ratio of net expenses to average net assets	0.38	%(c)	0.40%	0.39%	0.39%	0.39%	0.40%

Ratio of total expenses to average net assets	0.39	%(c)	0.42%	0.41%	0.42%	0.42%	0.44%

Ratio of net investment income to average net assets	3.50	%(c)	3.06%	2.30%	2.54%	2.59%	3.14%

Portfolio turnover rate(d)	12%		33%	15%	6%	23%	16%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

214	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Dynamic Municipal Income Fund

	Service Shares

	Six Months Ended
	September 30, 2023		Year Ended March 31,

	(Unaudited)		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$15.17		$15.79	$16.71	$15.67	$16.10	$15.66

Net investment income(a)	0.23		0.39	0.30	0.34	0.34	0.42

Net realized and unrealized gain (loss)	(0.61)		(0.63)	(0.93)	1.03	(0.42)	0.43

Total from investment operations	(0.38)		(0.24)	(0.63)	1.37	(0.08)	0.85

Distributions to shareholders from net investment income	(0.22)		(0.38)	(0.29)	(0.33)	(0.35)	(0.41)

Net asset value, end of period	$14.57		$15.17	$15.79	$16.71	$15.67	$16.10

Total Return(b)	(2.52)%		(1.48)%	(3.87)%	8.79%	(0.58)%	5.50%

Net assets, end of period (in 000’s)	$22		$23	$24	$26	$203	$38

Ratio of net expenses to average net assets	0.89	%(c)	0.91%	0.90%	0.89%	0.89%	0.90%

Ratio of total expenses to average net assets	0.90	%(c)	0.92%	0.92%	0.92%	0.92%	0.93%

Ratio of net investment income to average net assets	3.00	%(c)	2.56%	1.79%	2.06%	2.09%	2.65%

Portfolio turnover rate(d)	12%		33%	15%	6%	23%	16%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	215

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Dynamic Municipal Income Fund

	Investor Shares

	Six Months Ended
	September 30, 2023		Year Ended March 31,

	(Unaudited)		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$15.08		$15.70	$16.61	$15.57	$16.00	$15.57

Net investment income(a)	0.26		0.45	0.37	0.40	0.41	0.48

Net realized and unrealized gain (loss)	(0.60)		(0.63)	(0.92)	1.03	(0.43)	0.42

Total from investment operations	(0.34)		(0.18)	(0.55)	1.43	(0.02)	0.90

Distributions to shareholders from net investment income	(0.25)		(0.44)	(0.36)	(0.39)	(0.41)	(0.47)

Net asset value, end of period	$14.49		$15.08	$15.70	$16.61	$15.57	$16.00

Total Return(b)	(2.33)%		(1.08)%	(3.43)%	9.28%	(0.19)%	5.88%

Net assets, end of period (in 000’s)	$1,458,506		$1,353,998	$1,469,286	$1,193,082	$904,160	$480,724

Ratio of net expenses to average net assets	0.46	%(c)	0.48%	0.47%	0.47%	0.48%	0.49%

Ratio of total expenses to average net assets	0.47	%(c)	0.50%	0.49%	0.50%	0.51%	0.53%

Ratio of net investment income to average net assets	3.42	%(c)	2.98%	2.22%	2.46%	2.50%	3.03%

Portfolio turnover rate(d)	12%		33%	15%	6%	23%	16%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

216	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Dynamic Municipal Income Fund

	Class R6 Shares

	Six Months Ended
	September 30, 2023		Year Ended March 31,

	(Unaudited)		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$15.10		$15.72	$16.63	$15.59	$16.02	$15.59

Net investment income(a)	0.26		0.46	0.38	0.41	0.42	0.49

Net realized and unrealized gain (loss)	(0.60)		(0.63)	(0.92)	1.04	(0.42)	0.43

Total from investment operations	(0.34)		(0.17)	(0.54)	1.45	– (b)	0.92

Distributions to shareholders from net investment income	(0.26)		(0.45)	(0.37)	(0.41)	(0.43)	(0.49)

Net asset value, end of period	$14.50		$15.10	$15.72	$16.63	$15.59	$16.02

Total Return(c)	(2.29)%		(0.93)%	(3.39)%	9.37%	(0.08)%	5.98%

Net assets, end of period (in 000’s)	$134,114		$129,990	$163,855	$97,337	$69,532	$44,934

Ratio of net expenses to average net assets	0.37	%(d)	0.39%	0.38%	0.38%	0.38%	0.39%

Ratio of total expenses to average net assets	0.38	%(d)	0.41%	0.40%	0.41%	0.41%	0.42%

Ratio of net investment income to average net assets	3.51	%(d)	3.06%	2.31%	2.55%	2.61%	3.11%

Portfolio turnover rate(e)	12%		33%	15%	6%	23%	16%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	217

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Dynamic Municipal Income Fund

	Class P Shares

	Six Months Ended
	September 30, 2023		Year Ended March 31,				Period Ended

	(Unaudited)		2023	2022	2021	2020	March 31, 2019(a)

Per Share Data

Net asset value, beginning of period	$15.10		$15.72	$16.63	$15.59	$16.02	$15.65

Net investment income(b)	0.26		0.46	0.38	0.41	0.43	0.46

Net realized and unrealized gain (loss)	(0.60)		(0.63)	(0.92)	1.04	(0.43)	0.36

Total from investment operations	(0.34)		(0.17)	(0.54)	1.45	– (c)	0.82

Distributions to shareholders from net investment income	(0.26)		(0.45)	(0.37)	(0.41)	(0.43)	(0.45)

Net asset value, end of period	$14.50		$15.10	$15.72	$16.63	$15.59	$16.02

Total Return(d)	(2.29)%		(0.99)%	(3.33)%	9.37%	(0.08)%	5.35%

Net assets, end of period (in 000’s)	$1,611,111		$1,704,487	$2,758,800	$2,195,715	$1,683,366	$1,193,566

Ratio of net expenses to average net assets	0.37	%(e)	0.39%	0.38%	0.38%	0.38%	0.39	%(e)

Ratio of total expenses to average net assets	0.38	%(e)	0.41%	0.40%	0.41%	0.41%	0.43	%(e)

Ratio of net investment income to average net assets	3.51	%(e)	3.05%	2.31%	2.55%	2.61%	3.11	%(e)

Portfolio turnover rate(f)	12%		33%	15%	6%	23%	16%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

218	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs High Yield Municipal Fund

	Class A Shares

	Six Months Ended
	September 30, 2023		Year Ended March 31,

	(Unaudited)		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$9.03		$9.86	$10.49	$9.59	$9.91	$9.55

Net investment income(a)	0.18		0.37	0.31	0.33	0.37	0.38

Net realized and unrealized gain (loss)	(0.53)		(0.85)	(0.65)	0.89	(0.34)	0.35

Total from investment operations	(0.35)		(0.48)	(0.34)	1.22	0.03	0.73

Distributions to shareholders from net investment income	(0.18)		(0.35)	(0.29)	(0.32)	(0.35)	(0.37)

Net asset value, end of period	$8.50		$9.03	$9.86	$10.49	$9.59	$9.91

Total Return(b)	(3.93)%		(4.84)%	(3.36)%	12.87%	0.13%	7.79%

Net assets, end of period (in 000’s)	$393,058		$443,662	$539,203	$594,728	$419,784	$377,942

Ratio of net expenses to average net assets	0.85	%(c)	0.86%	0.85%	0.85%	0.85%	0.85%

Ratio of total expenses to average net assets	0.88	%(c)	0.89%	0.88%	0.89%	0.91%	0.92%

Ratio of net investment income to average net assets	4.11	%(c)	4.03%	2.90%	3.23%	3.61%	3.97%

Portfolio turnover rate(d)	5%		32%	13%	7%	20%	16%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	219

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs High Yield Municipal Fund

	Class C Shares

	Six Months Ended
	September 30, 2023		Year Ended March 31,

	(Unaudited)		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$9.03		$9.86	$10.49	$9.59	$9.91	$9.55

Net investment income(a)	0.15		0.30	0.23	0.25	0.29	0.31

Net realized and unrealized gain (loss)	(0.52)		(0.85)	(0.65)	0.89	(0.34)	0.35

Total from investment operations	(0.37)		(0.55)	(0.42)	1.14	(0.05)	0.66

Distributions to shareholders from net investment income	(0.15)		(0.28)	(0.21)	(0.24)	(0.27)	(0.30)

Net asset value, end of period	$8.51		$9.03	$9.86	$10.49	$9.59	$9.91

Total Return(b)	(4.29)%		(5.55)%	(4.09)%	12.03%	(0.62)%	6.99%

Net assets, end of period (in 000’s)	$54,034		$57,853	$76,559	$80,215	$77,387	$60,899

Ratio of net expenses to average net assets	1.60	%(c)	1.61%	1.60%	1.60%	1.60%	1.60%

Ratio of total expenses to average net assets	1.63	%(c)	1.64%	1.63%	1.64%	1.66%	1.67%

Ratio of net investment income to average net assets	3.36	%(c)	3.27%	2.15%	2.50%	2.85%	3.22%

Portfolio turnover rate(d)	5%		32%	13%	7%	20%	16%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

220	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs High Yield Municipal Fund

	Institutional Shares

	Six Months Ended
	September 30, 2023		Year Ended March 31,

	(Unaudited)		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$9.03		$9.86	$10.49	$9.59	$9.91	$9.55

Net investment income(a)	0.20		0.40	0.34	0.36	0.40	0.41

Net realized and unrealized gain (loss)	(0.52)		(0.85)	(0.64)	0.89	(0.34)	0.35

Total from investment operations	(0.32)		(0.45)	(0.30)	1.25	0.06	0.76

Distributions to shareholders from net investment income	(0.20)		(0.38)	(0.33)	(0.35)	(0.38)	(0.40)

Net asset value, end of period	$8.51		$9.03	$9.86	$10.49	$9.59	$9.91

Total Return(b)	(3.78)%		(4.55)%	(3.06)%	13.22%	0.43%	8.10%

Net assets, end of period (in 000’s)	$1,695,517		$1,641,484	$1,808,838	$1,416,246	$894,702	$699,635

Ratio of net expenses to average net assets	0.54	%(c)	0.54%	0.54%	0.54%	0.55%	0.56%

Ratio of total expenses to average net assets	0.55	%(c)	0.56%	0.55%	0.56%	0.57%	0.58%

Ratio of net investment income to average net assets	4.43	%(c)	4.34%	3.21%	3.54%	3.91%	4.27%

Portfolio turnover rate(d)	5%		32%	13%	7%	20%	16%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	221

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs High Yield Municipal Fund

	Investor Shares

	Six Months Ended
	September 30, 2023		Year Ended March 31,

	(Unaudited)		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$9.04		$9.87	$10.50	$9.60	$9.92	$9.56

Net investment income(a)	0.20		0.39	0.33	0.35	0.39	0.41

Net realized and unrealized gain (loss)	(0.54)		(0.85)	(0.64)	0.89	(0.34)	0.34

Total from investment operations	(0.34)		(0.46)	(0.31)	1.24	0.05	0.75

Distributions to shareholders from net investment income	(0.19)		(0.37)	(0.32)	(0.34)	(0.37)	(0.39)

Net asset value, end of period	$8.51		$9.04	$9.87	$10.50	$9.60	$9.92

Total Return(b)	(3.80)%		(4.60)%	(3.12)%	13.14%	0.38%	8.05%

Net assets, end of period (in 000’s)	$529,252		$514,972	$565,860	$496,140	$331,991	$202,256

Ratio of net expenses to average net assets	0.60	%(c)	0.60%	0.60%	0.60%	0.60%	0.60%

Ratio of total expenses to average net assets	0.63	%(c)	0.64%	0.63%	0.65%	0.66%	0.66%

Ratio of net investment income to average net assets	4.36	%(c)	4.27%	3.15%	3.48%	3.85%	4.21%

Portfolio turnover rate(d)	5%		32%	13%	7%	20%	16%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

222	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs High Yield Municipal Fund

	Class R6 Shares

	Six Months Ended
	September 30, 2023		Year Ended March 31,

	(Unaudited)		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$9.03		$9.85	$10.48	$9.58	$9.91	$9.55

Net investment income(a)	0.20		0.40	0.34	0.35	0.40	0.41

Net realized and unrealized gain (loss)	(0.53)		(0.84)	(0.64)	0.90	(0.35)	0.35

Total from investment operations	(0.33)		(0.44)	(0.30)	1.25	0.05	0.76

Distributions to shareholders from net investment income	(0.20)		(0.38)	(0.33)	(0.35)	(0.38)	(0.40)

Net asset value, end of period	$8.50		$9.03	$9.85	$10.48	$9.58	$9.91

Total Return(b)	(3.89)%		(4.44)%	(3.06)%	13.24%	0.32%	8.09%

Net assets, end of period (in 000’s)	$17,869		$15,465	$10,354	$11,001	$11	$11

Ratio of net expenses to average net assets	0.53	%(c)	0.53%	0.53%	0.53%	0.54%	0.55%

Ratio of total expenses to average net assets	0.54	%(c)	0.55%	0.54%	0.55%	0.57%	0.55%

Ratio of net investment income to average net assets	4.43	%(c)	4.37%	3.22%	3.44%	3.92%	4.28%

Portfolio turnover rate(d)	5%		32%	13%	7%	20%	16%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	223

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs High Yield Municipal Fund

	Class P Shares

	Six Months Ended
	September 30, 2023		Year Ended March 31,				Period Ended

	(Unaudited)		2023	2022	2021	2020	March 31, 2019(a)

Per Share Data

Net asset value, beginning of period	$9.03		$9.85	$10.48	$9.58	$9.90	$9.60

Net investment income(b)	0.20		0.40	0.34	0.36	0.40	0.39

Net realized and unrealized gain (loss)	(0.53)		(0.84)	(0.64)	0.89	(0.34)	0.28

Total from investment operations	(0.33)		(0.44)	(0.30)	1.25	0.06	0.67

Distributions to shareholders from net investment income	(0.20)		(0.38)	(0.33)	(0.35)	(0.38)	(0.37)

Net asset value, end of period	$8.50		$9.03	$9.85	$10.48	$9.58	$9.90

Total Return(c)	(3.89)%		(4.44)%	(3.06)%	13.24%	0.44%	7.14%

Net assets, end of period (in 000’s)	$6,690,270		$6,490,733	$7,661,350	$7,762,203	$6,139,055	$5,961,922

Ratio of net expenses to average net assets	0.53	%(d)	0.54%	0.53%	0.53%	0.54%	0.55	%(d)

Ratio of total expenses to average net assets	0.54	%(d)	0.55%	0.54%	0.55%	0.56%	0.57	%(d)

Ratio of net investment income to average net assets	4.43	%(d)	4.35%	3.22%	3.56%	3.93%	4.27	%(d)

Portfolio turnover rate(e)	5%		32%	13%	7%	20%	16%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

224	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Municipal Income Completion Fund

	Separate Account Institutional Shares

	Six Months Ended
	September 30, 2023		Year Ended March 31,			Period Ended

	(Unaudited)		2023	2022	2021	March 31, 2020(a)

Per Share Data

Net asset value, beginning of period	$9.45		$10.08	$10.68	$9.65	$10.00

Net investment income(b)	0.21		0.35	0.27	0.31	0.35

Net realized and unrealized gain (loss)	(0.44)		(0.63)	(0.60)	1.03	(0.34)

Total from investment operations	(0.23)		(0.28)	(0.33)	1.34	0.01

Distributions to shareholders from net investment income	(0.20)		(0.35)	(0.27)	(0.31)	(0.36)

Net asset value, end of period	$9.02		$9.45	$10.08	$10.68	$9.65

Total Return(c)	(2.46)%		(2.59)%	(3.22)%	14.11%	(0.10)%

Net assets, end of period (in 000’s)	$163,947		$183,745	$204,915	$105,170	$17,651

Ratio of net expenses to average net assets	–	%(d)(e)	–%	–%	–%	–%

Ratio of total expenses to average net assets	0.15	%(d)	0.22%	0.20%	0.45%	6.51%

Ratio of net investment income to average net assets	4.39	%(d)	3.75%	2.53%	2.96%	3.40%

Portfolio turnover rate(f)	16%		59%	14%	8%	7%

(a)	Commenced operations on April 1, 2019.
(b)	Calculated based on the average shares outstanding methodology.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)	Amount is less than $0.005%.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	225

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Short Duration Tax-Free Fund

	Class A Shares

	Six Months Ended
	September 30, 2023		Year Ended March 31,

	(Unaudited)		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$10.34		$10.43	$10.83	$10.63	$10.66	$10.48

Net investment income(a)	0.13		0.17	0.07	0.11	0.16	0.16

Net realized and unrealized gain (loss)	(0.22)		(0.09)	(0.40)	0.20	(0.03)	0.17

Total from investment operations	(0.09)		0.08	(0.33)	0.31	0.13	0.33

Distributions to shareholders from net investment income	(0.13)		(0.17)	(0.07)	(0.11)	(0.16)	(0.15)

Net asset value, end of period	$10.12		$10.34	$10.43	$10.83	$10.63	$10.66

Total Return(b)	(0.85)%		0.79%	(3.08)%	2.92%	1.18%	3.20%

Net assets, end of period (in 000’s)	$124,439		$147,620	$206,175	$255,472	$134,986	$119,675

Ratio of net expenses to average net assets	0.64	%(c)	0.67%	0.68%	0.68%	0.68%	0.69%

Ratio of total expenses to average net assets	0.71	%(c)	0.75%	0.72%	0.73%	0.74%	0.75%

Ratio of net investment income to average net assets	2.63	%(c)	1.68%	0.66%	1.05%	1.45%	1.51%

Portfolio turnover rate(d)	18%		74%	41%	20%	29%	44%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

226	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Short Duration Tax-Free Fund

	Class C Shares

	Six Months Ended
	September 30, 2023		Year Ended March 31,

	(Unaudited)		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$10.32		$10.42	$10.82	$10.62	$10.65	$10.47

Net investment income(a)	0.11		0.14	0.03	0.08	0.11	0.12

Net realized and unrealized gain (loss)	(0.21)		(0.11)	(0.41)	0.19	(0.03)	0.17

Total from investment operations	(0.10)		0.03	(0.38)	0.27	0.08	0.29

Distributions to shareholders from net investment income	(0.11)		(0.13)	(0.02)	(0.07)	(0.11)	(0.11)

Net asset value, end of period	$10.11		$10.32	$10.42	$10.82	$10.62	$10.65

Total Return(b)	(0.96)%		0.29%	(3.47)%	2.51%	0.78%	2.80%

Net assets, end of period (in 000’s)	$7,605		$9,855	$10,700	$12,988	$17,180	$15,681

Ratio of net expenses to average net assets	1.04	%(c)	1.07%	1.08%	1.08%	1.08%	1.09%

Ratio of total expenses to average net assets	1.46	%(c)	1.49%	1.47%	1.48%	1.50%	1.50%

Ratio of net investment income to average net assets	2.23	%(c)	1.32%	0.26%	0.70%	1.04%	1.10%

Portfolio turnover rate(d)	18%		74%	41%	20%	29%	44%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	227

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Short Duration Tax-Free Fund

	Institutional Shares

	Six Months Ended
	September 30, 2023		Year Ended March 31,

	(Unaudited)		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$10.32		$10.41	$10.82	$10.62	$10.64	$10.47

Net investment income(a)	0.15		0.20	0.10	0.15	0.19	0.19

Net realized and unrealized gain (loss)	(0.21)		(0.09)	(0.41)	0.19	(0.02)	0.16

Total from investment operations	(0.06)		0.11	(0.31)	0.34	0.17	0.35

Distributions to shareholders from net investment income	(0.15)		(0.20)	(0.10)	(0.14)	(0.19)	(0.18)

Net asset value, end of period	$10.11		$10.32	$10.41	$10.82	$10.62	$10.64

Total Return(b)	(0.62)%		1.08%	(2.89)%	3.23%	1.58%	3.42%

Net assets, end of period (in 000’s)	$743,015		$1,304,120	$2,223,538	$2,424,423	$1,646,398	$1,488,011

Ratio of net expenses to average net assets	0.37	%(c)	0.39%	0.38%	0.38%	0.38%	0.38%

Ratio of total expenses to average net assets	0.39	%(c)	0.42%	0.39%	0.40%	0.40%	0.41%

Ratio of net investment income to average net assets	2.88	%(c)	1.91%	0.96%	1.36%	1.75%	1.77%

Portfolio turnover rate(d)	18%		74%	41%	20%	29%	44%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

228	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Short Duration Tax-Free Fund

	Service Shares

	Six Months Ended
	September 30, 2023		Year Ended March 31,

	(Unaudited)		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$10.32		$10.42	$10.82	$10.62	$10.64	$10.47

Net investment income(a)	0.12		0.15	0.05	0.10	0.14	0.14

Net realized and unrealized gain (loss)	(0.21)		(0.10)	(0.40)	0.19	(0.02)	0.16

Total from investment operations	(0.09)		0.05	(0.35)	0.29	0.12	0.30

Distributions to shareholders from net investment income	(0.12)		(0.15)	(0.05)	(0.09)	(0.14)	(0.13)

Net asset value, end of period	$10.11		$10.32	$10.42	$10.82	$10.62	$10.64

Total Return(b)	(0.87)%		0.47%	(3.28)%	2.71%	1.07%	2.90%

Net assets, end of period (in 000’s)	$101		$126	$126	$133	$179	$293

Ratio of net expenses to average net assets	0.87	%(c)	0.89%	0.88%	0.88%	0.88%	0.89%

Ratio of total expenses to average net assets	0.88	%(c)	0.91%	0.89%	0.90%	0.91%	0.91%

Ratio of net investment income to average net assets	2.40	%(c)	1.50%	0.46%	0.91%	1.27%	1.31%

Portfolio turnover rate(d)	18%		74%	41%	20%	29%	44%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	229

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Short Duration Tax-Free Fund

	Investor Shares

	Six Months Ended
	September 30, 2023		Year Ended March 31,

	(Unaudited)		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$10.32		$10.41	$10.82	$10.62	$10.64	$10.47

Net investment income(a)	0.15		0.20	0.10	0.14	0.18	0.19

Net realized and unrealized gain (loss)	(0.21)		(0.09)	(0.42)	0.20	(0.02)	0.16

Total from investment operations	(0.06)		0.11	(0.32)	0.34	0.16	0.35

Distributions to shareholders from net investment income	(0.15)		(0.20)	(0.09)	(0.14)	(0.18)	(0.18)

Net asset value, end of period	$10.11		$10.32	$10.41	$10.82	$10.62	$10.64

Total Return(b)	(0.63)%		1.04%	(2.94)%	3.18%	1.53%	3.37%

Net assets, end of period (in 000’s)	$86,637		$121,439	$154,004	$175,488	$111,743	$65,719

Ratio of net expenses to average net assets	0.39	%(c)	0.42%	0.43%	0.43%	0.43%	0.44%

Ratio of total expenses to average net assets	0.46	%(c)	0.49%	0.47%	0.48%	0.49%	0.50%

Ratio of net investment income to average net assets	2.87	%(c)	1.93%	0.91%	1.31%	1.69%	1.79%

Portfolio turnover rate(d)	18%		74%	41%	20%	29%	44%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

230	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Short Duration Tax-Free Fund

	Class R6 Shares

	Six Months Ended
	September 30, 2023		Year Ended March 31,

	(Unaudited)		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$10.31		$10.41	$10.81	$10.61	$10.64	$10.46

Net investment income(a)	0.15		0.20	0.10	0.15	0.19	0.21

Net realized and unrealized gain (loss)	(0.21)		(0.10)	(0.40)	0.19	(0.03)	0.15

Total from investment operations	(0.06)		0.10	(0.30)	0.34	0.16	0.36

Distributions to shareholders from net investment income	(0.15)		(0.20)	(0.10)	(0.14)	(0.19)	(0.18)

Net asset value, end of period	$10.10		$10.31	$10.41	$10.81	$10.61	$10.64

Total Return(b)	(0.62)%		0.99%	(2.79)%	3.24%	1.50%	3.51%

Net assets, end of period (in 000’s)	$541,668		$217,303	$303,269	$8,393	$5,992	$5,014

Ratio of net expenses to average net assets	0.35	%(c)	0.38%	0.37%	0.37%	0.37%	0.38%

Ratio of total expenses to average net assets	0.36	%(c)	0.40%	0.39%	0.39%	0.39%	0.40%

Ratio of net investment income to average net assets	2.93	%(c)	1.96%	0.97%	1.37%	1.75%	1.96%

Portfolio turnover rate(d)	18%		74%	41%	20%	29%	44%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	231

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Short Duration Tax-Free Fund

	Class P Shares

	Six Months Ended
	September 30, 2023		Year Ended March 31,				Period Ended

	(Unaudited)		2023	2022	2021	2020	March 31, 2019(a)

Per Share Data

Net asset value, beginning of period	$10.32		$10.41	$10.81	$10.61	$10.64	$10.46

Net investment income(b)	0.15		0.20	0.10	0.15	0.19	0.18

Net realized and unrealized gain (loss)	(0.22)		(0.09)	(0.40)	0.19	(0.03)	0.17

Total from investment operations	(0.07)		0.11	(0.30)	0.34	0.16	0.35

Distributions to shareholders from net investment income	(0.15)		(0.20)	(0.10)	(0.14)	(0.19)	(0.17)

Net asset value, end of period	$10.10		$10.32	$10.41	$10.81	$10.61	$10.64

Total Return(c)	(0.72)%		1.09%	(2.79)%	3.24%	1.50%	3.42%

Net assets, end of period (in 000’s)	$4,061,064		$4,684,309	$8,839,327	$9,108,224	$5,572,014	$4,965,675

Ratio of net expenses to average net assets	0.36	%(d)	0.38%	0.37%	0.37%	0.37%	0.38	%(d)

Ratio of total expenses to average net assets	0.37	%(d)	0.41%	0.38%	0.39%	0.39%	0.40	%(d)

Ratio of net investment income to average net assets	2.91	%(d)	1.92%	0.97%	1.36%	1.75%	1.86	%(d)

Portfolio turnover rate(e)	18%		74%	41%	20%	29%	44%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

232	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL FUNDS

Notes to Financial Statements September 30, 2023 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified

Dynamic Municipal Income Fund	A, C, Institutional, Service, Investor, R6 and P	Diversified

High Yield Municipal Fund	A, C, Institutional, Investor, R6 and P	Diversified

Municipal Income Completion Fund	Separate Account Institutional	Diversified

Short Duration Tax-Free Fund	A, C, Institutional, Service, Investor, R6 and P	Diversified

Class A Shares of the Dynamic Municipal Income, High Yield Municipal and Short Duration Tax-Free Funds are sold with a front-end sales charge of up to 3.75%, 4.50% and 1.50%, respectively. Class C Shares of Dynamic Municipal Income, High Yield Municipal and Short Duration Tax-Free Funds are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, 1.00% and 0.65%, respectively, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Investor, Class R6, Class P and Separate Account Institutional Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (each, an “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations.

For derivative contracts, unrealized gains and losses are recorded daily and become realized gains and losses upon disposition or termination of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statements of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting swap contracts whose realized gains or losses are recognized from the effective start date.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend

233

GOLDMAN SACHS MUNICIPAL FUNDS

Notes to Financial Statements (continued) September 30, 2023 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued )

date. Income distributions, if any, are declared daily and paid monthly, and capital gains distributions, if any, are declared and paid at least annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. With respect to the Funds’ investments that do not have readily available market quotations, the Trustees have designated the Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G7 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Bank Loans — Bank loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). The Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, the Funds have the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt

234

GOLDMAN SACHS MUNICIPAL FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

by the Lender of the payments from the borrower. The Funds generally have no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, assignments result in the Funds having a direct contractual relationship with the borrower, and the Funds may be permitted to enforce compliance by the borrower with the terms of the loan agreement.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as either due to broker/receivable for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

ii.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

235

GOLDMAN SACHS MUNICIPAL FUNDS

Notes to Financial Statements (continued) September 30, 2023 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of September 30, 2023:

Dynamic Municipal Income Fund

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Bank Loans	$—	$7,560,000	$—

Corporate Bond	—	9,099,301	30,262,052

Municipal Bond	—	7,890,103,395	—

Total	$—	$7,906,762,696	$30,262,052

Derivative Type

Assets

Futures Contracts(a)	$10,209,004	$—	$—

High Yield Municipal Fund

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Bank Loans	$—	$24,705,000	$—

Corporate Bond	—	25,853,032	57,373,097

Municipal Bond	—	9,128,252,651	—

Total	$—	$9,178,810,683	$57,373,097

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Derivative Type

Assets

Credit Default Swap Contracts(a)	$—	$52,978	$—

Municipal Income Completion Fund

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Corporate Bond	$—	$81,406	$1,344,453

Municipal Bond	—	159,765,530	—

Total	$—	$159,846,936	$1,344,453

Short Duration Tax-Free Fund

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Municipal Bond	$—	$5,518,759,986	$—

Total	$—	$5,518,759,986	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of September 30, 2023. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Dynamic Municipal Income Fund

Risk	Statements for Assets and Liabilities	Assets[1]	Statements for Assets and Liabilities	Liabilities[1]

Interest Rate	Variation margin on futures contracts	$10,209,004		$—
High Yield Municipal Fund

Risk	Statements for Assets and Liabilities	Assets[1]	Statements for Assets and Liabilities	Liabilities[1]

Credit	Receivable for unrealized gain on swap contracts	$52,978		$—

1

Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only the variation margin as of September 30, 2023 is reported within the Statements of Assets and Liabilities.

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Notes to Financial Statements (continued) September 30, 2023 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the six months ended September 30, 2023. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Dynamic Municipal Income Fund

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Interest Rate	Net realized gain (loss) from futures and swap contracts/Net change in unrealized gain (loss) on futures and swap contracts	$29,977,285	$10,209,004

High Yield Municipal Fund

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$264,870	$(171,774)

Municipal Income Completion Fund

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Interest Rate	Net realized gain (loss) from futures and swap contracts/Net change in unrealized gain (loss) on futures and swap contracts	$600,727	$–

For the six months ended September 30, 2023, the relevant values for each derivative type were as follows:

	Average number of Contracts or Notional Amounts(a)

Fund		Futures Contracts	Swap Contracts

Dynamic Municipal Income Fund		1,564	$–

High Yield Municipal Fund		—	32,500,000

Municipal Income Completion Fund		31	–

(a)

Amounts disclosed represent average number of contracts for futures or notional amounts for swap agreements, based on absolute values, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the six months ended September 30, 2023.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.   Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

With the exception of the Municipal Income Completion Fund, as compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets. The Municipal Income Completion Fund does not pay a management fee to GSAM. However, the Fund is used exclusively to implement municipal investment strategies for separately managed account clients of GSAM that participate in certain “wrap-fee” programs.

For the six months ended September 30, 2023, contractual and effective net management fees with GSAM were at the following rates:

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

	Contractual Management Rate
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate

Dynamic Municipal Income Fund	0.40%	0.36%	0.34%	0.34%	0.33%	0.35%	0.34%

High Yield Municipal Fund	0.55	0.55	0.50	0.48	0.47	0.50	0.50

Short Duration Tax-Free Fund	0.39	0.35	0.33	0.33	0.32	0.34	0.32

B.   Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A Shares of each applicable Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A Shares of the Funds, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds, as set forth below.

	Distribution and/or Service Plan Rates

	Class A*	Class C	Service

Distribution and/or Service Plan	0.25%	0.75%	0.25%

*

With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and/or Service Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

For the six months ended September 30, 2023, Goldman Sachs agreed to waive a portion of the distribution and/or service fees equal to 0.35% as an annual percentage rate of the average daily net assets attributable to Class C Shares of the Short Duration Tax-Free Fund. This arrangement will remain in place through at least July 28, 2024. Prior to such date, Goldman Sachs may not terminate this arrangement without the approval of the Trustees.

C. Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the six months ended September 30, 2023, Goldman Sachs retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge

Fund	Class A	Class C

Dynamic Municipal Income Fund	$10,873	$—

High Yield Municipal Fund	16,978	—

Short Duration Tax-Free Fund	1,118	—

D. Service and/or Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Service Plans to allow Class C Shares and Shareholder Administration Plans to allow Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance or shareholder administration services to their customers who are beneficial owners of such shares. The Service and Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C and Service Shares of the Funds.

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Notes to Financial Statements (continued) September 30, 2023 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS ( continued )

E. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.12% of the average daily net assets of Class A, Class C and Investor Shares; 0.03% of the average daily net assets of Class R6 and Class P Shares; 0.04% of the average daily net assets of Institutional and Service Shares; and 0.02% of the average daily net assets of Separate Account Institutional Shares. Goldman Sachs agreed to waive a portion of the transfer agency fee equal to 0.02% and 0.06% as an annual percentage rate of the average daily net assets attributable to Class A, Class C and Investor Shares of the High Yield Municipal and Short Duration Tax-Free Funds, respectively. Goldman Sachs also agreed to reduce or limit its transfer agency fee to 0.00% as an annual percentage rate of the average daily net assets attributable to Separate Account Institutional Shares of the Municipal Income Completion Fund. These arrangements will remain in effect through at least July 28, 2024, and prior to such date, Goldman Sachs may not terminate the arrangements without the approval of the Trustees.

F. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets is 0.004% for Dynamic Municipal Income, High Yield Municipal, Short Duration Tax-Free Funds and 0.00% for Municipal Income Completion Fund. These Other Expense limitations will remain in place through at least July 28, 2024, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the six months ended September 30, 2023, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Class C Distribution and Service Fee Waiver	Transfer Agency Waiver/Credits	Other Expense Reimbursements	Total Expense Reductions

Dynamic Municipal Income Fund	$ —	$ —	$495,144	$495,144

High Yield Municipal Fund	—	103,516	466,462	569,978

Municipal Income Completion Fund	—	17,714	118,379	136,093

Short Duration Tax-Free Fund	15,622	74,102	358,170	447,894

G. Line of Credit Facility — As of September 30, 2023, the Funds participated in a $1,110,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended September 30, 2023, the Funds did not have any borrowings under the facility. Prior to April 19, 2023, the facility was $1,250,000,000.

H. Other Transactions with Affiliates — As of September 30, 2023, The Goldman Sachs Group, Inc. was the beneficial owner of the following Funds:

Fund	Service

Dynamic Municipal Income Fund	17%

A Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees.

For the six months ended September 30, 2023, the purchase and sale transactions and related net realized gain (loss) for the Funds with an affiliated fund in compliance with Rule 17a-7 under the Act were as follows:

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS ( continued )

Fund	Purchases	Sales	Net Realized Gain/(Loss)

Goldman Sachs Dynamic Municipal Income Fund	$212,637,815	$150,598,380	$(3,849,441)

Goldman Sachs High Yield Municipal Fund	67,618,197	30,089,581	(1,365,105)

Goldman Sachs Municipal Income Completion Fund	122,370	8,409,262	(418,995)

Goldman Sachs Short Duration Tax-Free Fund	126,457,998	208,907,407	(2,643,311)

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended September 30, 2023, were as follows:

Fund	Purchases (Excluding U.S. Governement and Agency Obligations)	Sales and Maturities (Excluding U.S. Government and Agency Obligations)

Goldman Sachs Dynamic Municipal Income Fund	$1,323,894,654	$949,067,778

Goldman Sachs High Yield Municipal Fund	1,343,560,832	480,255,036

Goldman Sachs Municipal Income Completion Fund	28,179,328	37,276,607

Goldman Sachs Short Duration Tax-Free Fund	1,049,049,165	1,760,033,905

7. TAX INFORMATION

As of the Funds’ most recent fiscal year end, March 31, 2023, the Funds’ capital loss carryforwards and certain timing differences, on a tax-basis were as follows:

	Dynamic Municipal Income Fund	High Yield Municipal Fund	Municipal Income Completion Fund	Short Duration Tax-Free Fund

Perpetual Short-Term	$(320,738,267)	$(340,746,081)	$(2,249,893)	$(223,966,150)

Perpetual Long-Term	(83,666,408)	(229,939,665)	(3,699,459)	(175,860,780)

Total capital loss carryforwards	$(404,404,675)	$(570,685,746)	$(5,949,352)	$(399,826,930)

Timing differences (Post October Loss Deferral, Defaulted Bond Income and Distributions Payable)	$(130,913,471)	$(100,061,798)	$(4,620,065)	$(65,146,730)

As of September 30, 2023, the Funds’ aggregate securities unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Dynamic Municipal Income Fund	High Yield Municipal Fund	Municipal Income Completion Fund	Short Duration Tax- Free Fund

Tax Cost	$8,568,398,235	$10,219,770,942	$181,566,252	$5,650,358,457

Gross unrealized gain	37,626,136	107,572,752	310,818	7,199,785

Gross unrealized loss	(668,999,623)	(1,091,159,914)	(20,685,681)	(138,798,256)

Net unrealized gain (loss)	$(631,373,487)	$(983,587,162)	$(20,374,863)	$(131,598,471)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and differences in the tax treatment of swap transactions, and market discount accretion and premium amortization.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

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Notes to Financial Statements (continued) September 30, 2023 (Unaudited)

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives and other similar instruments (collectively referred to in this paragraph as “derivatives”) may result in loss, including due to adverse market movements. Derivatives, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other assets and instruments, may increase market exposure and be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying assets or instruments may produce disproportionate losses to the Funds. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not, or lacks the capacity or authority to, fulfill its contractual obligations, liquidity risk, which includes the risk that the Funds will not be able to exit the derivative when it is advantageous to do so, and risks arising from margin requirements, which include the risk that the Funds will be required to pay additional margin or set aside additional collateral to maintain open derivative positions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Geographic and Sector Risk — If the Fund invests a significant portion of its total assets in certain issuers within the same state, geographic region or economic sector, an adverse economic, business, political, environmental or other development affecting that state, region or sector may affect the value of the Fund’s investments more than if its investments were not so focused.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by a Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from Fund’s performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than funds with a shorter average portfolio duration. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds. A sudden or unpredictable increase in interest rates may cause volatility in the market and may decrease the liquidity of the Fund’s investments, which would make it harder for the Fund to sell its investments at an advantageous time.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, declining prices of the securities sold, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such

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8. OTHER RISKS ( continued )

as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Municipal Securities Risk — Municipal securities are subject to credit/default risk, interest rate risk and certain additional risks. A Fund may be more sensitive to adverse economic, business, political, environmental or other developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds). While interest earned on municipal securities is generally not subject to federal tax, any interest earned on taxable municipal securities is fully taxable at the federal level and may be subject to tax at the state level.

Non-Investment Grade Fixed Income Securities Risk — Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity. The Fund may purchase the securities of issuers that are in default.

State/Territory Specific Risk — A Fund’s investments in municipal obligations of issuers located in a particular state or U.S. territory may be adversely affected by political, economic and regulatory developments within that state or U.S. territory. Such developments may affect the financial condition of a state’s or territory’s political subdivisions, agencies, instrumentalities and public authorities and heighten the risks associated with investing in bonds issued by such parties, which could, in turn, adversely affect a Fund’s income, NAV, liquidity, and/or ability to preserve or realize capital appreciation.

Tax Risk — Any proposed or actual changes in income tax rates or the tax-exempt status of interest income from Municipal Securities can significantly affect the demand for and supply, liquidity and marketability of Municipal Securities. Such changes may affect the Fund’s net asset value and ability to acquire and dispose of Municipal Securities at desirable yield and price levels.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. OTHER MATTERS

Pursuant to an effort to consolidate the membership of the Board of Trustees of the Trust (the “Board”) with the Board of Trustees of each of Goldman Sachs ETF Trust, Goldman Sachs ETF Trust II, Goldman Sachs Real Estate Diversified Income Fund, and Goldman Sachs Trust II, in July 2023, the Board voted to nominate Cheryl K. Beebe, John G. Chou, Eileen H. Dowling, Lawrence Hughes, John F. Killian, Steven D. Krichmar, Michael Latham, Lawrence W, Stranghoener and Paul C. Wirth (the “Nominees”) for election as Trustees of the Trust at a virtual special joint meeting of shareholders to be held on November 16, 2023. Each of the Nominees currently (except Messrs. Chou and Wirth and Ms. Dowling) currently serve as a Trustee of each of the Goldman Sachs ETF Trust, Goldman Sachs ETF Trust II, and Goldman Sachs Real Estate Diversified Income Fund and Goldman Sachs Trust II. Meessrs. Chou and Wirth and Ms. Dowling currently serve as Trustees of the Trust. If elected, the Nominees will serve as Trustees alongside the current Trustees of the Trust. This semi-annual report is not a proxy statement. Information regarding the election of the Nominees is contained in the proxy materials filed with the SEC. The proxy statement has been mailed to shareholders of record, and shareholders can also access the proxy statement, and any other relevant documents, on the SEC’s website.

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Notes to Financial Statements (continued) September 30, 2023 (Unaudited)

11. SUBSEQUENTEVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Dynamic Municipal Income Fund

	For the Six Months Ended September 30, 2023 (Unaudited)		For the Fiscal Year Ended March 31, 2023

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	6,945,580	$104,194,743	22,072,557	$331,771,300

Reinvestment of distributions	904,111	13,502,290	1,786,114	26,784,408

Shares redeemed	(10,252,743)	(153,730,041)	(46,862,904)	(704,097,040)

	(2,403,052)	(36,033,008)	(23,004,233)	(345,541,332)

Class C Shares

Shares sold	452,632	6,797,538	1,433,521	21,489,634

Reinvestment of distributions	73,821	1,102,832	132,693	1,989,760

Shares redeemed	(1,020,634)	(15,286,408)	(3,307,207)	(49,563,152)

	(494,181)	(7,386,038)	(1,740,993)	(26,083,758)

Institutional Shares

Shares sold	51,628,878	774,003,676	207,449,449	3,115,644,394

Reinvestment of distributions	3,900,173	58,189,429	6,467,052	96,909,201

Shares redeemed	(44,609,426)	(665,067,833)	(244,048,441)	(3,657,756,713)

	10,919,625	167,125,272	(30,131,940)	(445,203,118)

Service Shares

Reinvestment of distributions	4	56	7	94

	4	56	7	94

Investor Shares

Shares sold	24,995,350	374,494,580	74,666,658	1,119,912,763

Reinvestment of distributions	1,618,714	24,130,854	2,569,585	38,477,927

Shares redeemed	(15,714,918)	(235,510,467)	(81,041,680)	(1,214,262,037)

	10,899,146	163,114,967	(3,805,437)	(55,871,347)

Class R6 Shares

Shares sold	2,141,860	32,130,420	4,687,923	70,501,060

Reinvestment of distributions	125,824	1,877,976	218,284	3,272,691

Shares redeemed	(1,629,997)	(24,414,953)	(6,721,751)	(100,933,565)

	637,687	9,593,443	(1,815,544)	(27,159,814)

Class P Shares

Shares sold	16,224,156	242,047,363	71,024,708	1,064,681,614

Reinvestment of distributions	1,967,542	29,380,601	3,837,555	57,596,013

Shares redeemed	(19,996,006)	(298,938,203)	(137,487,665)	(2,058,993,039)

	(1,804,308)	(27,510,239)	(62,625,402)	(936,715,412)

NET INCREASE (DECREASE)	17,754,921	$268,904,453	(123,123,542)	$(1,836,574,687)

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12. SUMMARY OF SHARE TRANSACTIONS (continued)

	High Yield Municipal Fund

	For the Six Months Ended September 30, 2023 (Unaudited)		For the Fiscal Year Ended March 31, 2023

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	5,555,659	$49,963,054	23,397,802	$214,118,542

Reinvestment of distributions	856,046	7,623,820	1,673,864	15,162,368

Shares redeemed	(9,313,655)	(83,444,469)	(30,661,756)	(278,935,117)

	(2,901,950)	(25,857,595)	(5,590,090)	(49,654,207)

Class C Shares

Shares sold	620,489	5,543,247	1,821,271	16,510,132

Reinvestment of distributions	97,185	865,674	193,714	1,755,104

Shares redeemed	(769,319)	(6,882,122)	(3,377,649)	(30,598,586)

	(51,645)	(473,201)	(1,362,664)	(12,333,350)

Institutional Shares

Shares sold	46,462,396	415,900,888	185,201,785	1,687,185,009

Reinvestment of distributions	3,605,130	32,093,563	6,039,516	54,715,972

Shares redeemed	(32,440,278)	(290,507,475)	(193,041,307)	(1,754,570,943)

	17,627,248	157,486,976	(1,800,006)	(12,669,962)

Investor Shares

Shares sold	17,426,196	156,456,469	49,221,207	448,137,143

Reinvestment of distributions	1,314,342	11,710,863	2,158,093	19,570,133

Shares redeemed	(13,530,995)	(120,733,014)	(51,781,131)	(470,127,402)

	5,209,543	47,434,318	(401,831)	(2,420,126)

Class R6 Shares

Shares sold	595,176	5,346,806	1,380,919	12,685,279

Reinvestment of distributions	40,000	355,538	52,792	476,401

Shares redeemed	(245,948)	(2,198,696)	(771,642)	(6,845,853)

	389,228	3,503,648	662,069	6,315,827

Class P Shares

Shares sold	112,547,896	1,009,186,281	407,334,320	3,686,089,311

Reinvestment of distributions	16,601,755	147,642,518	29,063,961	263,183,702

Shares redeemed	(61,045,608)	(545,915,667)	(495,179,133)	(4,464,207,589)

	68,104,043	610,913,132	(58,780,852)	(514,934,576)

NET INCREASE (DECREASE)	88,376,467	$793,007,278	(67,273,374)	$(585,696,394)

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Notes to Financial Statements (continued) September 30, 2023 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Municipal Income Completion Fund

	For the Six Months Ended September 30, 2023 (Unaudited)		For the Fiscal Year Ended March 31, 2023

	Shares	Dollars	Shares	Dollars

Separate Account Institutional Shares

Shares sold	1,215,339	$11,449,911	6,227,429	$59,312,133

Reinvestment of distributions	404,530	3,785,136	750,974	7,069,325

Shares redeemed	(2,877,201)	(27,104,540)	(7,863,092)	(74,547,652)

NET DECREASE	(1,257,332)	$(11,869,493)	(884,689)	$(8,166,194)

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12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Short Duration Tax-Free Fund

	For the Six Months Ended September 30, 2023 (Unaudited)		For the Fiscal Year Ended March 31, 2023

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	504,981	$5,192,963	7,062,309	$72,620,960

Reinvestment of distributions	140,608	1,439,485	220,893	2,270,032

Shares redeemed	(2,633,641)	(27,038,181)	(12,771,327)	(131,302,287)

	(1,988,052)	(20,405,733)	(5,488,125)	(56,411,295)

Class C Shares

Shares sold	68,033	697,730	403,942	4,138,812

Reinvestment of distributions	8,559	87,555	10,539	108,163

Shares redeemed	(278,972)	(2,860,055)	(487,051)	(5,004,278)

	(202,380)	(2,074,770)	(72,570)	(757,303)

Institutional Shares

Shares sold	7,968,332	81,637,855	93,561,437	961,961,018

Reinvestment of distributions	956,010	9,773,062	1,648,791	16,918,760

Shares redeemed	(61,771,644)	(634,795,368)	(182,387,244)	(1,872,456,915)

	(52,847,302)	(543,384,451)	(87,177,016)	(893,577,137)

Service Shares

Shares sold	—	—	—	—

Reinvestment of distributions	132	1,349	175	1,796

Shares redeemed	(2,398)	(24,578)	(48)	(500)

	(2,266)	(23,229)	127	1,296

Investor Shares

Shares sold	1,116,786	11,424,204	14,183,523	145,714,572

Reinvestment of distributions	140,687	1,439,222	255,801	2,625,669

Shares redeemed	(4,451,356)	(45,677,894)	(17,461,788)	(179,527,698)

	(3,193,883)	(32,814,468)	(3,022,464)	(31,187,457)

Class R6 Shares

Shares sold	42,347,088	435,195,747	13,417,696	137,850,360

Reinvestment of distributions	33,888	346,153	53,630	549,794

Shares redeemed	(9,806,785)	(100,318,244)	(21,543,788)	(220,729,702)

	32,574,191	335,223,656	(8,072,462)	(82,329,548)

Class P Shares

Shares sold	36,052,807	369,482,970	199,615,745	2,052,581,191

Reinvestment of distributions	6,212,337	63,481,966	10,729,457	110,079,459

Shares redeemed	(94,349,611)	(965,849,239)	(605,482,757)	(6,216,950,915)

	(52,084,467)	(532,884,303)	(395,137,555)	(4,054,290,265)

NET DECREASE	(77,744,159)	$(796,363,298)	(498,970,065)	$(5,118,551,709)

247

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Statement Regarding Basis for Approval of Management Agreements (Unaudited)

Background

The Goldman Sachs Dynamic Municipal Income Fund, Goldman Sachs High Yield Municipal Fund, Goldman Sachs Municipal Income Completion Fund, and Goldman Sachs Short Duration Tax-Free Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreements (the “Management Agreements”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreements were most recently approved for continuation until June 30, 2024 by the Board of Trustees, including those Trustees who are not parties to the Management Agreements or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 13-14, 2023 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held two meetings over the course of the year since the Management Agreements were last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreements were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)

the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);

(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)

information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and a benchmark performance index; and (in the case of the High Yield Municipal Fund) a composite of accounts with comparable investment strategies managed by the Investment Adviser; and information on general investment outlooks in the markets in which the Fund invests;

(c)

information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;

(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)

to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;

(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)

a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;

(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;

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GOLDMAN SACHS MUNICIPAL FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)

the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and

(o)

the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity, and payment of distribution, service, and shareholder administration fees, as applicable. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreements at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreements

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Funds and their service providers operate, including developments associated with the COVID-19 pandemic, geopolitical events, and economic sanctions, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees also considered information regarding the Investment Adviser’s business continuity planning and remote operations capabilities. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2022, and (with the exception of the Municipal Income Completion Fund) updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2023. The information on each Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

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GOLDMAN SACHS MUNICIPAL FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited)(continued)

The Trustees observed that the Dynamic Municipal Income Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the three-, five-, and ten-year periods and in the third quartile for the one-year period, and had outperformed the Fund’s benchmark index for the three-, five-, and ten-year periods and underperformed for the one-year period ended March 31, 2023. They noted that the High Yield Municipal Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-, three-, five- and ten-year periods, and had outperformed the Fund’s benchmark index for the ten-year period and underperformed for the one-, three-, and five-year periods ended March 31, 2023. The Trustees observed that the Short Duration Tax-Free Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the five- and ten-year periods and in the third quartile for the one- and three-year periods, and had outperformed the Fund’s benchmark index for five- and ten-year periods and underperformed for the one- and three-year periods ended March 31, 2023. They noted that the Special Account Institutional Shares of the Municipal Income Completion Fund had placed in the top half of the Fund’s peer group for the one-year period ended December 31, 2022, and had outperformed the Fund’s benchmark index for the three-year period and underperformed for the one-year period ended March 31, 2023.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreements and the fee rates payable by each Fund under its respective Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

The Trustees also considered that the Municipal Income Completion Fund would be used exclusively to implement investment strategies for separately managed account (“SMA”) clients of the Investment Adviser that participate in certain “wrap-fee” programs, including programs sponsored by investment advisers and broker-dealers not affiliated with the Investment Adviser. The Trustees noted that the Municipal Income Completion Fund would not pay the Investment Adviser a management fee under the terms of the Management Agreement, but that the Investment Adviser would receive fees for managing the SMAs that invest in the Municipal Income Completion Fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee and breakpoints, as applicable, to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds (except for the Municipal Income Completion Fund), comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their shares of the Dynamic Municipal Income Fund, High Yield Municipal Fund, and Short Duration Tax-Free Fund at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for each Fund was provided for 2022 and 2021, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

250

GOLDMAN SACHS MUNICIPAL FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Funds. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Dynamic Municipal Income Fund, High Yield Municipal Fund, and Short Duration Tax-Free Fund at the following annual percentage rates of the average daily net assets of the Funds:

Average Daily Net Assets	Dynamic Municipal Income Fund	High Yield Municipal Fund	Short Duration Tax-Free Fund

First $1 billion	0.40%	0.55%	0.39%

Next $1 billion	0.36	0.55	0.35

Next $3 billion	0.34	0.50	0.33

Next $3 billion	0.34	0.48	0.33

Over $8 billion	0.33	0.47	0.32

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds (except the Municipal Income Completion Fund) and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the relevant Funds; the relevant Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertaking to limit certain expenses of the relevant Funds that exceed specified levels, as well as Goldman Sachs & Co. LLC’s (“Goldman Sachs”) undertaking to waive a portion of the distribution and service fees paid by the Short Duration Tax-Free Fund’s Class C Shares and a portion of the transfer agency fees paid by the High Yield Municipal Fund’s and Short Duration Tax-Free Fund’s Class A, Class C, and Investor Shares. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser had passed along savings to shareholders of the Dynamic Municipal Income Fund, High Yield Municipal Fund, and Short Duration Tax-Free Fund, which each had asset levels above at least the first breakpoint during the prior fiscal year.

With respect to the Municipal Income Completion Fund, the Trustees did not place emphasis on the extent to which economies of scale would be shared with the Fund and its shareholders if the Fund’s assets exceeded specified levels because the Fund does not pay a management fee to the Investment Adviser and the Investment Adviser waives and/or reimburses the Fund’s expenses.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) futures commissions earned by Goldman Sachs for executing futures transactions on behalf of the Funds; (c) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (d) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (e) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (f) Goldman Sachs’ retention of certain fees as Fund Distributor; (g) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (h) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk

251

GOLDMAN SACHS MUNICIPAL FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited)(continued)

management systems and databases), subject to certain restrictions; and (h) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreements, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreements should be approved and continued with respect to each Fund until June 30, 2024.

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GOLDMAN SACHS MUNICIPAL FUNDS

Fund Expenses — Six Month Period Ended September 30, 2023 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Separate Account Institutional, Service, Investor, Class R6, or Class P Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class C Shares); and redemption fees (with respect to Class A, Class C, Institutional, Investor and Class R6 Shares, if any); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C and Service Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Separate Account Institutional, Service, Investor, Class R6, or Class P Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2023 through September 30, 2023, which represents a period of 183 days of a 366 day year. This projection assumes that annualized expense ratios were in effect during the period.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher:

	Dynamic Municipal Income Fund				High Yield Municipal Fund				Municipal Income Completion Fund				Short Duration Tax-Free Fund
Share Class	Beginning Account Value 4/1/23	Ending Account Value 9/30/23		Expenses Paid for the 6 months ended 9/30/23*	Beginning Account Value 4/1/23	Ending Account Value 9/30/23		Expenses Paid for the 6 months ended 9/30/23*	Beginning Account Value 4/1/23	Ending Account Value 9/30/23		Expenses Paid for the 6 months ended 9/30/23*	Beginning Account Value 4/1/23	Ending Account Value 9/30/23		Expenses Paid for the 6 months ended 9/30/23*
Class A
Actual	$1,000.00	$975.48		$3.51	$1,000.00	$960.69		$4.17	$N/A	$N/A		$N/A	$1,000.00	$991.50		$3.19
Hypothetical 5% return	1,000.00	1,021.45	+	3.59	1,000.00	1,020.75	+	4.29	N/A	N/A		N/A	1,000.00	1,021.80	+	3.23
Class C
Actual	1,000.00	972.49		7.20	1,000.00	957.08		7.83	N/A	N/A		N/A	1,000.00	990.40		5.18
Hypothetical 5% return	1,000.00	1,017.70	+	7.36	1,000.00	1,017.00	+	8.07	N/A	N/A		N/A	1,000.00	1,019.80	+	5.25
Institutional
Actual	1,000.00	977.07		1.88	1,000.00	962.18		2.65	N/A	N/A		N/A	1,000.00	993.80		1.84
Hypothetical 5% return	1,000.00	1,023.10	+	1.92	1,000.00	1,022.30	+	2.73	N/A	N/A		N/A	1,000.00	1,023.15	+	1.87
Service
Actual	1,000.00	974.78		4.39	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	991.30		4.33
Hypothetical 5% return	1,000.00	1,020.55	+	4.50	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,020.65	+	4.39
Investor
Actual	1,000.00	976.65		2.27	1,000.00	961.96		2.94	N/A	N/A		N/A	1,000.00	993.70		1.94
Hypothetical 5% return	1,000.00	1,022.70	+	2.33	1,000.00	1,022.00	+	3.03	N/A	N/A		N/A	1,000.00	1,023.05	+	1.97
Class R6
Actual	1,000.00	977.14		1.83	1,000.00	961.10		2.60	N/A	N/A		N/A	1,000.00	993.80		1.74
Hypothetical 5% return	1,000.00	1,023.15	+	1.87	1,000.00	1,022.35	+	2.68	N/A	N/A		N/A	1,000.00	1,023.25	+	1.77
Class P
Actual	1,000.00	977.14		1.83	1,000.00	961.10		2.60	N/A	N/A		N/A	1,000.00	992.80		1.79
Hypothetical 5% return	1,000.00	1,023.15	+	1.87	1,000.00	1,022.35	+	2.68	N/A	N/A		N/A	1,000.00	1,023.20	+	1.82
Separate Account Institutional
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	975.44		N/A	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,025.00	+	N/A	N/A	N/A		N/A

*

Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended September 30, 2023. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year.

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

The annualized net expense ratios for the period were as follows:

Fund	Class A Shares	Class C Shares	Institutional Shares	Service Shares	Investor Shares	Class R6 Shares	Class P Shares	Separate Account Institutional Shares
Dynamic Municipal Income Fund	0.71%	1.46%	0.38%	0.89%	0.46%	0.37%	0.37%	N/A
High Yield Municipal Fund	0.85	1.60	0.54	N/A	0.60	0.53	0.53	N/A
Municipal Income Completion Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	—
Short Duration Tax-Free Fund	0.64	1.04	0.37	0.87	0.39	0.35	0.36	N/A

253

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FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.42 trillion in assets under supervision as of September 30, 2023, Goldman Sachs Asset Management has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs Asset Management leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Bond Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund
∎	U.S. Mortgages Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund
∎	Strategic Income Fund
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Emerging Markets Credit Fund4

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Large Cap Core Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Mid Cap Growth Fund
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	Emerging Markets Equity ex. China Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Clean Energy Income Fund
∎	Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Strategic Volatility Premium Fund
∎	GQG Partners International Opportunities Fund

[1]

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

[2]

You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

[3]

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

[4]	Effective after the close of business on October 31, 2023, the Goldman Sachs Local Emerging Markets Debt Fund was renamed the Goldman Sachs Emerging Markets Credit Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

257

TRUSTEES Gregory G. Weaver, Chair Dwight L. Bush Kathryn A. Cassidy John G. Chou Joaquin Delgado Eileen H. Dowling James A. McNamara Paul C. Wirth OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Robert Griffith, Secretary* * Effective October 10, 2023 GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282 The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed. A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov. The Funds will file their portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders). Economic and market forecasts presented herein reflect our judgment as of the date of this report and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only. Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances. Fund holdings and allocations shown are as of September 30, 2023 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk. This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550). Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds. © 2023 Goldman Sachs. All rights reserved. 345485-OTU-1915966 TFFISAR-23

Goldman Sachs Short Duration and Government

Fixed Income Funds

∎	ENHANCED INCOME

∎	GOVERNMENT INCOME

∎	INFLATION PROTECTED SECURITIES

∎	SHORT DURATION BOND

∎	SHORT DURATION GOVERNMENT

∎	SHORT-TERM CONSERVATIVE INCOME

∎	U.S. MORTGAGES

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

Goldman Sachs Short Duration and Government Fixed Income Funds

The following are highlights both of key factors affecting the fixed income market and of any changes made to the Goldman Sachs Short Duration and Government Fixed Income Funds (the “Funds”) during the six months ended September 30, 2023 (the “Reporting Period”). Attribution highlights are provided for those Funds that materially outperformed or underperformed their respective benchmark during the Reporting Period. A fuller review of the market and these changes will appear in the Funds’ annual shareholder report covering the 12 months ended March 31, 2024.

Market and Economic Review

∎

During the Reporting Period, the performance of the global fixed income markets was influenced overall by central bank monetary policy, rising interest rates, inflationary trends and other macroeconomic data, geopolitical events, and U.S. and European banking stress.

∎	The broad global investment grade bond market, as represented by the Bloomberg Global Aggregate Index (hedged to U.S. dollars)[i], returned -1.76%.

∎	The Bloomberg U.S. Aggregate Bond Indexii, representing the broad U.S. fixed income market, returned -4.05%.

∎

When the Reporting Period began in April 2023, bond yields fluctuated in response to sticky inflation data, signs of moderating economic growth, developments in the banking sector and concerns over tightening credit conditions. The performance of spread, or non-government bond, sectors was rather flat overall, with better than consensus expected earnings and robust supply and demand providing support for investment grade and high yield corporate bonds.

∎

In May, spread sectors broadly weakened on concerns surrounding U.S. debt ceiling negotiations and banking sector stress. Heightened U.S./China geopolitical tensions, speculation about U.S. Federal Reserve (“Fed”) policy, the outlook for corporate earnings and the growing focus on the rise of artificial intelligence also drove market volatility.

∎

At its policy meeting near the beginning of May, the Fed raised the federal funds rate by 25 basis points to a range between 5.00% and 5.25%. (A basis point is 1/100th of a percentage point.) Policymakers signaled a willingness to pause further interest rate actions if U.S. inflation showed signs of moderating and if tighter credit conditions from recent banking sector stress were “likely to weigh on economic activity, hiring, and inflation.”

∎	Spread sectors broadly strengthened in June, as investors priced in the view the U.S. would avoid recession and the Fed would stop tightening.

∎

At its policy meeting that same month, the Fed opted for a hawkish pause. In other words, the Fed halted monetary policy action for the first time in more than a year but still maintained higher-for-longer messaging on interest rates.

∎

According to the Fed’s median dot plot projection, which shows the interest rate projections of the members of the Federal Open Market Committee, policymakers increased their estimate for the peak federal funds rate at the end of 2023 from 5.10% to 5.60%.

∎

In July, spread sectors delivered strong performance, while sovereign government bonds faltered amid continued monetary policy tightening by developed markets central banks. The Fed raised the federal funds rate by 25 basis points to a range between 5.25% and 5.50%, stating that incoming data would determine upcoming policy actions.

∎

During August, spread sectors broadly weakened amidst deteriorating risk sentiment, driven in part by investor concerns about China’s property market and worries about softening economic growth in Europe. Investors also remained wary of inflation, as data indicated it might be stickier than consensus expected. Overall, developed markets central banks maintained a tightening bias. Yields rose, especially among developed markets sovereign bonds. The 10-year U.S. Treasury yield hit 4.36% on August 22nd, its highest level since 2007.

[i]

The Bloomberg Global Aggregate Index is a flagship measure of global investment grade debt from a multitude of local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.

ii

The Bloomberg U.S. Aggregate Bond Index is a broad-based fixed income index that includes bonds of investment grade quality or better, including corporate bonds, U.S. Treasury securities, mortgage-backed securities, asset backed securities and municipal bonds.

∎

In September, the performance of spread sectors was weak overall amid significant interest rate volatility. Although the Fed left the federal funds rate unchanged at its September meeting, policymakers suggested there would likely be one more rate hike in 2023.

∎	Global bond yields rose, as markets anticipated the Fed and other developed markets central banks would keep interest rates higher for longer.

∎	In the U.S., the 10-year U.S. Treasury yield rose above 4.5% for the first time since 2007.

∎

Meanwhile, concerns around China’s economy persisted. Weaker than consensus expected data reflected a short-lived service sector rebound, while exports remained soft and the property sector slump continued.

∎

For the Reporting Period overall, U.S. Treasury yields rose across the yield curve, or spectrum of maturities, with intermediate-and longer-term U.S. Treasury yields increasing more than shorter-term U.S. Treasury yields.

∎

Most spread sectors generated negative absolute returns during the Reporting Period. U.S. securitized bonds, which include mortgage-backed securities, commercial mortgage-backed securities and asset backed securities, produced some of the weakest returns, performing in line overall with U.S. Treasuries. Treasury inflation protected securities, investment grade corporate bonds, external emerging markets debt and local emerging markets debt also posted negative absolute returns but outperformed U.S. Treasuries. High yield loans and high yield corporate bonds recorded positive absolute returns, significantly outperforming U.S. Treasuries during the Reporting Period.

Fund Changes and Highlights

There were no material changes made to the Funds during the Reporting Period.

Goldman Sachs Enhanced Income Fund

∎	The Fund outperformed its benchmark, the ICE BofAML One-Year U.S. Treasury Note Index, during the Reporting Period.

∎	The Fund’s cross-sector strategy contributed most positively to relative results, with exposures to investment grade corporate bonds and collateralized loan obligations the top drivers of performance.

∎	Issue selection among investment grade corporate bonds, within the Fund’s corporate selection strategy, also contributed significantly to performance.

∎	Within the Fund’s securitized selection strategy, issue selection among asset-backed securities, collateralized loan obligations and commercial mortgage-backed securities, added value.

∎

Only partially offsetting these positive contributors was the Fund’s duration and yield curve positioning strategy, which detracted. In particular, the Fund’s exposure to the two-year segment of the U.S. Treasury yield curve hurt, as the yield on two-year U.S. Treasuries rose 102 basis points during the Reporting Period. (Remember, there is usually an inverse relationship between bond prices and yield movements, so that bond prices fall when yields increase and vice versa. A basis point is 1/100th of a percentage point.)

∎	Issue selection within the U.S. Treasury and emerging markets debt sectors also hurt.

FUND BASICS

    Enhanced Income Fund

    as of September 30, 2023

PERFORMANCE REVIEW

April 1, 2023–September 30, 2023	Fund Total Return (based on NAV)[1]	ICE BofAML One-Year U.S. Treasury Note Index2	30-Day Standardized Subsidized Yield3	30-Day Standardized Unsubsidized Yield[3]

Class A	2.43%	1.63%	4.96%	4.92%
Administration	2.41	1.63	4.94	4.90
Institutional	2.43	1.63	5.19	5.15
Service	2.18	1.63	4.69	4.65
Investor	2.39	1.63	5.11	5.07
Class R6	2.44	1.63	5.20	5.16
Class P	2.44	1.63	5.20	5.16

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The ICE BofAML One-Year U.S. Treasury Note Index is an unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year. ICE BofAML One-Year U.S. Treasury Note Index, as reported by Bank of America Merrill Lynch, do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]

The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the period shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

FUND COMPOSITION *

     Percentage of Net Assets

*

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent certificates of deposit and commercial paper. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

~

“Agency Debentures” include agency securities offered by companies such as Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”), which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

FUND BASICS

    Government Income Fund

    as of September 30, 2023

PERFORMANCE REVIEW

April 1, 2023–September 30, 2023	Fund Total Return (based on NAV)[1]	Bloomberg U.S. Government/ Mortgage Index2	30-Day Standardized Subsidized Yield3	30-Day Standardized Unsubsidized Yield[3]

Class A	-4.45%	-4.44%	3.54%	3.09%
Class C	-4.81	-4.44	2.91	2.45
Institutional	-4.31	-4.44	3.99	3.54
Service	-4.56	-4.44	3.48	3.03
Investor	-4.33	-4.44	3.93	3.46
Class R6	-4.31	-4.44	4.00	3.55
Class R	-4.65	-4.44	3.42	2.96
Class P	-4.31	-4.44	4.00	3.55

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The Bloomberg U.S. Government/Mortgage Index an unmanaged index, measures the performance of U.S. government bonds and mortgage-related securities. The Bloomberg U.S. Government/Mortgage Index does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]

The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the period shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

FUND COMPOSITION *

     Percentage of Net Assets

*

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

‡

“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

~

“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

FUND BASICS

    Inflation Protected Securities Fund

    as of September 30, 2023

PERFORMANCE REVIEW

April 1, 2023–September 30, 2023	Fund Total Return (based on NAV)[1]	Bloomberg U.S. TIPS Index2	30-Day Standardized Subsidized Yield3	30-Day Standardized Unsubsidized Yield[3]

Class A	-4.21%	-3.98%	4.02%	3.91%
Class C	-4.63	-3.98	3.41	3.30
Institutional	-4.09	-3.98	4.52	4.41
Investor	-4.06	-3.98	4.44	4.32
Class R6	-4.09	-3.98	4.53	4.42
Class R	-4.34	-3.98	3.92	3.81
Class P	-4.09	-3.98	4.54	4.42

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The Bloomberg U.S. TIPS Index represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues denominated in U.S. currency, and have more than one year to maturity, and, as a portion of the index, total a minimum amount outstanding of 100 million U.S. dollars. The Bloomberg U.S. TIPS Index does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]

The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/ or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical. The Fund invests in US TIPS bonds and similar inflation protected securities, and the 30-Day Standardized Yield of the Fund, as quoted above, includes the positive or negative income effect on those bonds of changes in the rate of inflation. When inflation factors increase, we expect the Fund’s 30-Day Standardized Yield to be higher than if the effects of inflation were excluded, and when the inflation factors decrease, we expect the Fund’s 30-Day Standardized Yield to be lower than if the effects of inflation were excluded. Relatively small changes in the rate of inflation can have significant positive or negative impacts on the 30-Day Standardized Yield of the Fund. To the extent the Yield shown above includes the positive effect of a rise in inflation, it may not be repeated.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the period shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

FUND COMPOSITION *

     Percentage of Net Assets

as of 9/30/2023
as of 3/31/2023
50%
40%
30%
20%
10%
0%
45.2%
45.6%
36.9%
34.4%
14.5%
16.5%
5.6%
2.0%
U.S. Treasury Obligations 1-5 years**
U.S. Treasury Obligations 5-10 years**
U.S. Treasury Obligations Greater than 10 years**
Investment Company

*

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

**	“U.S. Treasury Obligations” percentages are grouped by effective maturity. The weighted average maturity was 10.41% and 9.92% years, at September 30, 2023 and March 31, 2023, respectively.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

FUND BASICS

Short Duration Bond Fund

    as of September 30, 2023

PERFORMANCE REVIEW

April 1, 2023–September 30, 2023	Fund Total Return (based on NAV)[1]	Goldman Sachs Short Duration Bond Fund Composite Index2	Bloomberg U.S. 1-3 Year Government Bond Index3	Bloomberg U.S. 1-3 Year Corporate Bond Index[4]	30-Day Standardized Subsidized Yield[5]	30-Day Standardized Unsubsidized Yield[5]

Class A	0.54%	0.59%	0.13%	1.05%	4.71%	4.66%
Class C	0.34	0.59	0.13	1.05	4.38	3.98
Institutional	0.70	0.59	0.13	1.05	5.09	5.06
Investor	0.67	0.59	0.13	1.05	5.03	4.50
Class R6	0.70	0.59	0.13	1.05	5.10	5.07
Class R	0.42	0.59	0.13	1.05	4.45	4.50
Class P	0.70	0.59	0.13	1.05	5.10	5.07

1

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Goldman Sachs Short Duration Bond Fund Composite Index is comprised of the Bloomberg U.S. 1-3 Year Corporate Bond Index (50%) and the Bloomberg U.S. 1-3 Year Government Bond Index (50%).
[3]

The Bloomberg US 1-3 Year Government Index is comprised of the U.S. Treasury and U.S. Agency Indices. The U.S. Government 1-3 Year Index includes Treasuries (public obligations of the U.S. Treasury that have remaining maturities of more than one year and less than five years) and U.S. agency debentures (publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The U.S. Government Index is a component of the U.S. Government/Credit Index and the U.S. Aggregate Index. It is not possible to invest directly in an unmanaged index.

[4]

The Bloomberg U.S. 1-3 Year Corporate Bond Index is an unmanaged market-value-weighted index of investment-grade corporate fixed-rate debt issues with maturities of one year or more. You cannot invest directly in an index.

[5]

The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the period shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

FUND COMPOSITION *

     Percentage of Net Assets

*

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent commercial paper. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

‡

“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

FUND BASICS

Short Duration Government Fund

    as of September 30, 2023

PERFORMANCE REVIEW

April 1, 2023–September 30, 2023	Fund Total Return (based on NAV)[1]	ICE BofAML Two-Year U.S. Treasury Note Index2	30-Day Standardized Subsidized Yield3	30-Day Standardized Unsubsidized Yield[3]

Class A	-0.49%	-0.39%	3.86%	3.74%
Class C	-0.60	-0.39	3.52	3.05
Institutional	-0.33	-0.39	4.25	4.13
Service	-0.48	-0.39	3.75	3.63
Investor	-0.37	-0.39	4.17	4.05
Class R6	-0.33	-0.39	4.26	4.14
Class P	-0.22	-0.39	4.26	4.14

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The ICE BofAML Two-Year U.S. Treasury Note Index is a one-security index comprised of the most recently issued two-year U.S. Treasury note. The ICE BofAML Two-Year U.S. Treasury Note Index is rebalanced monthly. In order to qualify for inclusion, a two-year note must be auctioned on or before the third business day before the last business day of the month. The ICE BofAML Two-Year U.S. Treasury Note Index, an unmanaged index, does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]

The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the period shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

FUND COMPOSITION *

     Percentage of Net Assets

*

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

‡

“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

~

“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

FUND BASICS

Short-Term Conservative Income Fund

    as of September 30, 2023

PERFORMANCE REVIEW

April 1, 2023–September 30, 2023	Fund Total Return (based on NAV)[1]	Bloomberg Short-Term Government/ Corporate Index2	ICE BofAML 3-6 Month US Treasury Bill Index3	30-Day Standardized Subsidized Yield[4]	30-Day Standardized Unsubsidized Yield[4]

Class A	2.59%	2.34%	2.48%	5.07%	4.98%
Administration	2.72	2.34	2.48	5.26	5.23
Preferred	2.71	2.34	2.48	5.26	5.22
Institutional	2.60	2.34	2.48	5.31	5.21
Investor	2.67	2.34	2.48	5.22	5.13
Class R6	2.71	2.34	2.48	5.32	5.22
Class P	2.61	2.34	2.48	5.32	5.22

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The Bloomberg Short-Term Government/Corporate Index, an unmanaged index measures the performance of U.S. dollar denominated U.S. Treasury bonds, government related bonds, and investment grade U.S. corporate bonds.

[3]

ICE BofAML 3-6 Month US Treasury Bill Index measures total return on cash, including price and interest income, based on short-term government Treasury Bills of about 90 to 180-day maturity. The Bank of America Merrill Lynch 3-6 Month U.S. Treasury Bill Index, an unmanaged index, does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[4]

The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the period shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

FUND COMPOSITION *

     Percentage of Net Assets

*

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent commercial paper and certificates of deposit. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

FUND BASICS

U.S. Mortgages Fund

    as of September 30, 2023

PERFORMANCE REVIEW

April 1, 2023–September 30, 2023	Fund Total Return (based on NAV)[1]	Bloomberg U.S. Securitized Bond Index2	30-Day Standardized Subsidized Yield3	30-Day Standardized Unsubsidized Yield[3]

Class A	-4.75%	-4.42%	3.16%	3.04%
Institutional	-4.58	-4.42	3.62	3.49
Separate Account Institutional	-4.59	-4.42	3.63	3.50
Investor	-4.52	-4.42	3.54	3.41
Class R6	-4.58	-4.42	3.63	3.51
Class P	-4.47	-4.42	3.63	3.50

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The Bloomberg U.S. Securitized Bond Index is an unmanaged composite of asset-backed securities, collateralized mortgagebacked securities and fixed rate mortgage-backed securities. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]

The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the period shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

FUND COMPOSITION *

     Percentage of Net Assets

*

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

‡

“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

GOLDMAN SACHS ENHANCED INCOME FUND

Schedule of Investments

September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – 63.8%

Aerospace & Defense – 0.5%
Boeing Co.
$2,550,000	1.950%		02/01/24	$2,514,274
Howmet Aerospace, Inc.(a)
549,000	5.125		10/01/24	542,176

				3,056,450

Airlines(a)(b) – 0.2%
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd.
985,000	8.000		09/20/25	984,114

Automotive – 3.6%
BMW U.S. Capital LLC(b)(c) (Secured Overnight Financing Rate Index + 0.840%)
1,389,000	6.185		04/01/25	1,394,098
Dana Financing Luxembourg Sarl(a)(b)
703,000	5.750		04/15/25	688,068
Ford Motor Credit Co. LLC(a)
1,429,000	2.300		02/10/25	1,340,359
General Motors Financial Co., Inc.
1,925,000	1.050		03/08/24	1,882,631
2,425,000	1.200		10/15/24	2,304,720
5,415,000	3.800		04/07/25	5,218,869
Goodyear Tire & Rubber Co.(a)
1,330,000	9.500		05/31/25	1,353,913
Hyundai Capital America(b)
2,375,000	1.000		09/17/24	2,262,734
980,000	5.800		06/26/25	975,815
Volkswagen Group of America Finance LLC(b)
1,230,000	3.350		05/13/25	1,177,897
2,775,000	3.950		06/06/25	2,683,786

				21,282,890

Banks – 21.1%
ANZ New Zealand International Ltd.(b)(c) (Secured Overnight Financing Rate + 0.600%)
1,150,000	5.948		02/18/25	1,147,884
Banco Santander SA
1,400,000	2.706		06/27/24	1,364,244
3,400,000	5.147		08/18/25	3,325,404
(1 yr. CMT + 0.450%)
3,600,000	5.742	(a)(c)	06/30/24	3,587,976
Bank of America Corp.
2,500,000	4.000		01/22/25	2,432,375
(Secured Overnight Financing Rate + 0.670%)
9,975,000	1.843	(a)(c)	02/04/25	9,811,510
(Secured Overnight Financing Rate + 0.690%)
3,297,000	0.976	(a)(c)	04/22/25	3,194,134
Bank of Montreal
4,440,000	4.700	(a)	09/14/27	4,253,564
(Secured Overnight Financing Rate + 0.950%)
2,165,000	6.637	(c)	09/25/25	2,164,480
Bank of New York Mellon Corp.(a)(c) (Secured Overnight Financing Rate + 1.026%)
1,910,000	4.947		04/26/27	1,864,446

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
Banque Federative du Credit Mutuel SA(b)
$4,045,000	4.935%	01/26/26	$3,933,884
BNP Paribas SA(a)(b)(c) (Secured Overnight Financing Rate + 1.228%)
4,345,000	2.591	01/20/28	3,871,656
Canadian Imperial Bank of Commerce
855,000	5.144	04/28/25	843,851
2,980,000	5.615	07/17/26	2,964,564
Citigroup, Inc.(a)(c)
(Secured Overnight Financing Rate + 0.686%)
1,225,000	0.776	10/30/24	1,219,267
(Secured Overnight Financing Rate + 0.694%)
3,925,000	6.019	01/25/26	3,904,747
(Secured Overnight Financing Rate + 1.372%)
3,295,000	4.140	05/24/25	3,248,112
(Secured Overnight Financing Rate + 1.546%)
4,460,000	5.610	09/29/26	4,413,705
Citizens Bank NA(a)
900,000	2.250	04/28/25	832,401
Credit Suisse AG
1,605,000	7.950	01/09/25	1,632,638
4,995,000	3.700	02/21/25	4,812,233
Deutsche Bank AG
640,000	0.962	11/08/23	636,237
2,105,000	4.162	05/13/25	2,041,366
DNB Bank ASA(a)(b)(c) (Secured Overnight Financing Rate Index + 0.810%)
786,000	2.968	03/28/25	772,945
Federation des Caisses Desjardins du Quebec(b)
4,840,000	4.400	08/23/25	4,684,975
ING Groep NV
900,000	4.100	10/02/23	900,000
JPMorgan Chase & Co.(a)(c) (Secured Overnight Financing Rate + 0.420%)
2,750,000	0.563	02/16/25	2,686,970
Manufacturers & Traders Trust Co.(a)
3,955,000	4.650	01/27/26	3,769,629
Mitsubishi UFJ Financial Group, Inc.(a)(c) (1 yr. CMT + 1.550%)
6,934,000	5.063	09/12/25	6,858,766
Morgan Stanley(a)(c)
(Secured Overnight Financing Rate + 0.625%)
7,125,000	5.957	01/24/25	7,112,104
(Secured Overnight Financing Rate + 0.745%)
725,000	0.864	10/21/25	682,805
(Secured Overnight Financing Rate + 1.295%)
952,000	5.050	01/28/27	933,693
(Secured Overnight Financing Rate + 1.669%)
1,590,000	4.679	07/17/26	1,549,519
PNC Financial Services Group, Inc.(a)(c) (Secured Overnight Financing Rate + 1.322%)
2,810,000	5.812	06/12/26	2,787,098
Royal Bank of Canada
3,695,000	4.950	04/25/25	3,639,538

The accompanying notes are an integral part of these financial statements.                17

GOLDMAN SACHS ENHANCED INCOME FUND

Schedule of Investments (continued)

September 30, 2023 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
Santander Holdings USA, Inc.(a)(c) (Secured Overnight Financing Rate Index + 1.380%)
$1,995,000	4.260%	06/09/25	$1,952,167
Santander U.K. Group Holdings PLC(a)(c) (Secured Overnight Financing Rate + 0.787%)
1,425,000	1.089	03/15/25	1,385,456
Societe Generale SA(b)
4,885,000	4.351	06/13/25	4,742,700
Standard Chartered PLC(a)(b)(c) (1 yr. CMT + 0.780%)
875,000	0.991	01/12/25	860,554
Sumitomo Mitsui Financial Group, Inc.
725,000	0.948	01/12/26	649,237
Toronto-Dominion Bank
1,810,000	4.693	09/15/27	1,739,446
UBS AG
6,420,000	5.800	09/11/25	6,394,898
Wells Fargo & Co.(a)(c) (Secured Overnight Financing Rate + 1.560%)
2,390,000	4.540	08/15/26	2,320,547
Westpac New Zealand Ltd.(b)
1,175,000	4.902	02/15/28	1,133,546

			125,057,271

Beverages – 0.7%
Constellation Brands, Inc.
1,830,000	3.600	05/09/24	1,804,673
JDE Peet’s NV(a)(b)
2,625,000	0.800	09/24/24	2,490,337

			4,295,010

Biotechnology – 0.8%
Amgen, Inc.
4,900,000	5.250	03/02/25	4,863,152

Chemicals(a) – 0.2%
Celanese U.S. Holdings LLC
309,000	3.500	05/08/24	303,800
Westlake Corp.
975,000	0.875	08/15/24	932,860

			1,236,660

Commercial Services(a) – 0.1%
Global Payments, Inc.
525,000	1.200	03/01/26	468,321

Computers(a) – 0.4%
Dell International LLC/EMC Corp.
1,075,000	5.850	07/15/25	1,073,291
Hewlett Packard Enterprise Co.
1,592,000	1.450	04/01/24	1,556,466

			2,629,757

Diversified Financial Services – 4.7%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
3,375,000	1.150	10/29/23	3,361,939

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Diversified Financial Services – (continued)
Air Lease Corp.(a)
$5,549,000	4.250%		02/01/24	$5,500,002
825,000	2.300		02/01/25	781,597
Ally Financial, Inc.(a)
3,075,000	1.450		10/02/23	3,075,000
American Express Co.(a)(c) (Secured Overnight Financing Rate + 0.999%)
2,965,000	4.990		05/01/26	2,911,600
Aviation Capital Group LLC(a)(b)
1,200,000	5.500		12/15/24	1,180,128
550,000	1.950		01/30/26	493,647
Avolon Holdings Funding Ltd.(a)(b)
675,000	2.875		02/15/25	636,883
Capital One Financial Corp.(a)(c) (Secured Overnight Financing Rate + 0.690%)
3,400,000	6.034		12/06/24	3,357,976
Nomura Holdings, Inc.
1,390,000	5.099		07/03/25	1,361,463
OneMain Finance Corp.(a)
708,000	6.125		03/15/24	705,218
Synchrony Financial(a)
3,085,000	4.875		06/13/25	2,945,527
United Wholesale Mortgage LLC(a)(b)
1,460,000	5.500		11/15/25	1,388,781

				27,699,761

Electrical – 5.7%
American Electric Power Co., Inc.
1,750,000	2.031		03/15/24	1,716,243
Avangrid, Inc.(a)
650,000	3.200		04/15/25	621,563
Berkshire Hathaway Energy Co.(a)
650,000	4.050		04/15/25	633,211
CenterPoint Energy, Inc.
2,165,000	5.250		08/10/26	2,135,145
Dominion Energy, Inc.(a)
2,025,000	1.450		04/15/26	1,822,176
DTE Energy Co.
4,810,000	4.220	(d)	11/01/24	4,721,592
575,000	1.050	(a)	06/01/25	530,340
Enel Finance International NV(a)(b)
2,575,000	1.375		07/12/26	2,275,373
Entergy Louisiana LLC(a)
2,000,000	0.950		10/01/24	1,904,600
Eversource Energy
2,405,000	4.200		06/27/24	2,373,422
FirstEnergy Corp.(a)
400,000	2.050		03/01/25	373,944
NextEra Energy Capital Holdings, Inc.
1,960,000	6.051		03/01/25	1,963,077
2,370,000	4.450		06/20/25	2,313,547
NRG Energy, Inc.(a)(b)
1,225,000	3.750		06/15/24	1,199,042
Public Service Enterprise Group, Inc.(a)
675,000	2.875		06/15/24	659,927

18                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Electrical – (continued)
$675,000	0.800%	08/15/25	$616,545
Southern Co.(d)
3,575,000	4.475	08/01/24	3,527,059
Southern Power Co.(a)
500,000	0.900	01/15/26	447,595
Vistra Operations Co. LLC(a)(b)
875,000	3.550	07/15/24	853,851
Xcel Energy, Inc.(a)
3,325,000	1.750	03/15/27	2,924,204

			33,612,456

Entertainment(a)(b) – 0.1%
Six Flags Theme Parks, Inc.
610,000	7.000	07/01/25	608,939

Environmental(a) – 0.3%
GFL Environmental, Inc.(b)
1,415,000	3.750	08/01/25	1,343,500
Waste Management, Inc.
625,000	0.750	11/15/25	566,613

			1,910,113

Food & Drug Retailing – 1.7%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC(a)(b)
1,430,000	3.250	03/15/26	1,322,464
Danone SA(a)(b)
2,743,000	2.589	11/02/23	2,734,689
Mondelez International Holdings Netherlands BV(b)
2,500,000	0.750	09/24/24	2,379,300
3,250,000	4.250	09/15/25	3,168,295
Mondelez International, Inc.(a)
525,000	1.500	05/04/25	491,053

			10,095,801

Gas(a) – 0.4%
AmeriGas Partners LP/AmeriGas Finance Corp.
1,290,000	5.875	08/20/26	1,239,265
East Ohio Gas Co.(b)
250,000	1.300	06/15/25	231,490
NiSource, Inc.
1,025,000	0.950	08/15/25	933,949

			2,404,704

Healthcare Providers & Services – 1.9%
Aetna, Inc.(a)
1,250,000	3.500	11/15/24	1,216,662
Baxter International, Inc.
4,000,000	0.868	12/01/23	3,966,760
HCA, Inc.(a)
1,500,000	5.625	09/01/28	1,461,585
Revvity, Inc.(a)
1,700,000	0.850	09/15/24	1,616,224

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Healthcare Providers & Services – (continued)
Zimmer Biomet Holdings, Inc.(a)
$3,000,000	1.450%	11/22/24	$2,849,760

			11,110,991

Insurance – 1.3%
Athene Global Funding(b)
875,000	1.200	10/13/23	873,749
2,225,000	0.950	01/08/24	2,192,003
375,000	2.500	01/14/25	354,536
106,000	1.450	01/08/26	94,303
Corebridge Global Funding(b)
1,000,000	0.650	06/17/24	963,500
Equitable Financial Life Global Funding(b)
700,000	1.400	07/07/25	642,488
Great-West Lifeco U.S. Finance 2020 LP(a)(b)
425,000	0.904	08/12/25	384,519
Jackson National Life Global Funding(b)(c) (Secured Overnight Financing Rate + 1.150%)
2,278,000	6.495	06/28/24	2,277,909

			7,783,007

Internet(a)(b) – 0.6%
Prosus NV
2,260,000	3.257	01/19/27	2,002,925
Uber Technologies, Inc.
1,365,000	7.500	05/15/25	1,373,395

			3,376,320

Iron/Steel – 0.3%
Nucor Corp.
730,000	3.950	05/23/25	708,122
Steel Dynamics, Inc.(a)
1,240,000	2.400	06/15/25	1,164,472

			1,872,594

Leisure Time(a)(b) – 0.2%
NCL Corp. Ltd.
930,000	5.875	02/15/27	883,286
Royal Caribbean Cruises Ltd.
569,000	11.500	06/01/25	600,602

			1,483,888

Lodging(a) – 0.5%
Marriott International, Inc.
1,530,000	5.450	09/15/26	1,515,863
MGM Resorts International
1,375,000	6.750	05/01/25	1,366,214

			2,882,077

Machinery-Diversified(a) – 0.5%
Otis Worldwide Corp.
3,255,000	2.056	04/05/25	3,072,297

The accompanying notes are an integral part of these financial statements.                19

GOLDMAN SACHS ENHANCED INCOME FUND

Schedule of Investments (continued)

September 30, 2023 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Media(a) – 0.5%
Charter Communications Operating LLC/Charter Communications Operating Capital
$2,700,000	4.500%	02/01/24	$2,684,151

Mining(a)(b) – 0.1%
Glencore Funding LLC
675,000	1.625	09/01/25	622,438

Miscellaneous Manufacturing – 0.6%
Amsted Industries, Inc.(a)(b)
522,000	5.625	07/01/27	492,794
Hillenbrand, Inc.(a)
1,380,000	5.750	06/15/25	1,360,087
Parker-Hannifin Corp.
1,745,000	3.650	06/15/24	1,715,544

			3,568,425

Office & Business Equipment(a)(b) – 0.2%
Xerox Holdings Corp.
1,385,000	5.000	08/15/25	1,315,279

Oil Field Services – 1.5%
Canadian Natural Resources Ltd.(a)
825,000	2.050	07/15/25	769,395
Pioneer Natural Resources Co.
2,825,000	5.100	03/29/26	2,788,586
QatarEnergy(a)(b)
2,520,000	1.375	09/12/26	2,244,740
SA Global Sukuk Ltd.(a)
2,520,000	1.602	06/17/26	2,264,598
Sunoco LP/Sunoco Finance Corp.(b)
760,000	7.000	09/15/28	749,725

			8,817,044

Packaging – 0.7%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC(a)(b)
557,000	6.000	06/15/27	534,937
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.(a)(b)
1,395,000	5.250	04/30/25	1,360,697
Ball Corp.
2,065,000	4.000	11/15/23	2,058,041
Berry Global, Inc.(a)
550,000	1.570	01/15/26	497,063

			4,450,738

Pharmaceuticals(a) – 2.6%
AbbVie, Inc.
7,750,000	2.600	11/21/24	7,470,613
CVS Health Corp.
4,015,000	5.000	02/20/26	3,952,085
Herbalife Nutrition Ltd./HLF Financing, Inc.(b)
2,940,000	7.875	09/01/25	2,800,732
PRA Health Sciences, Inc.(b)
1,435,000	2.875	07/15/26	1,295,331

			15,518,761

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Pipelines – 1.5%
Enbridge, Inc.(c) (Secured Overnight Financing Rate Index + 0.630%)
$1,950,000	5.972%		02/16/24	$1,950,760
NuStar Logistics LP(a)
285,000	5.750		10/01/25	277,131
1,360,000	6.000		06/01/26	1,321,349
TransCanada PipeLines Ltd.(a)
2,275,000	1.000		10/12/24	2,161,523
Williams Cos., Inc.(a)
3,090,000	5.300		08/15/28	3,020,259

				8,731,022

Real Estate Investment Trust – 0.8%
American Tower Corp.
750,000	0.600		01/15/24	738,442
Crown Castle, Inc.(a)
700,000	1.350		07/15/25	644,756
VICI Properties LP
3,715,000	4.375		05/15/25	3,596,603

				4,979,801

Retailing – 1.5%
7-Eleven, Inc.(a)(b)
4,325,000	0.800		02/10/24	4,242,046
400,000	0.950		02/10/26	357,948
Genuine Parts Co.(a)
1,375,000	1.750		02/01/25	1,295,566
Murphy Oil USA, Inc.(a)
1,535,000	5.625		05/01/27	1,488,259
Penske Automotive Group, Inc.(a)
1,515,000	3.500		09/01/25	1,431,524

				8,815,343

Semiconductors(a) – 1.3%
Broadcom, Inc.
5,225,000	3.625		10/15/24	5,095,942
Intel Corp.
2,300,000	4.875		02/10/28	2,255,518
NXP BV/NXP Funding LLC/NXP USA, Inc.
275,000	2.700		05/01/25	261,143

				7,612,603

Software – 3.2%
Fidelity National Information Services, Inc.(a)
1,050,000	1.150		03/01/26	940,055
3,950,000	4.700		07/15/27	3,823,323
Fiserv, Inc.(a)
7,950,000	2.750		07/01/24	7,757,928
Intuit, Inc.(a)
500,000	0.950		07/15/25	460,560
Oracle Corp.
1,400,000	2.500	(a)	04/01/25	1,332,716
1,900,000	5.800		11/10/25	1,906,403

20                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Software – (continued)
VMware, Inc.(a)
$2,600,000	1.000%	08/15/24	$2,490,956

			18,711,941

Telecommunication Services – 2.4%
Bell Telephone Co. of Canada or Bell Canada
4,275,000	0.750	03/17/24	4,173,298
T-Mobile USA, Inc.(a)
8,800,000	3.500	04/15/25	8,489,272
Verizon Communications, Inc.(a)
1,450,000	0.850	11/20/25	1,311,742

			13,974,312

Transportation(a) – 0.9%
Canadian Pacific Railway Co.
5,375,000	1.350	12/02/24	5,096,467

Trucking & Leasing(a)(b) – 0.2%
Penske Truck Leasing Co. LP/PTL Finance Corp.
1,025,000	1.200	11/15/25	921,783

TOTAL CORPORATE OBLIGATIONS
(Cost $389,478,168)			$377,606,681

Asset-Backed Securities(a) – 22.3%

Automotive – 7.6%
Ford Credit Auto Owner Trust Series 2019-1, Class A(b)
$2,600,000	3.520%	07/15/30	$2,581,852
Ford Credit Auto Owner Trust Series 2020-1, Class A(b)
6,835,000	2.040	08/15/31	6,478,434
Ford Credit Auto Owner Trust Series 2022-D, Class A2A
1,347,347	5.370	08/15/25	1,343,773
Ford Credit Floorplan Master Owner Trust A Series 2019-4, Class A
3,625,000	2.440	09/15/26	3,502,363
Ford Credit Floorplan Master Owner Trust A Series 2020-2, Class A
3,200,000	1.060	09/15/27	2,915,802
GMF Floorplan Owner Revolving Trust Series 2019-2, Class A(b)
1,500,000	2.900	04/15/26	1,475,045
GMF Floorplan Owner Revolving Trust Series 2020-2, Class A(b)
1,500,000	0.690	10/15/25	1,497,552
Hyundai Auto Lease Securitization Trust Series 2022-A, Class A3(b)
2,723,993	1.160	01/15/25	2,692,651
Hyundai Auto Receivables Trust Series 2021-A, Class A3
391,001	0.380	09/15/25	382,819
Hyundai Auto Receivables Trust Series 2022-C, Class A3
2,975,000	5.390	06/15/27	2,952,397
Mercedes-Benz Auto Lease Trust Series 2021-B, Class A3
999,091	0.400	11/15/24	990,599
Mercedes-Benz Auto Receivables Trust Series 2022-1, Class A2
566,023	5.260	10/15/25	564,659

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities(a) – (continued)

Automotive – (continued)
NextGear Floorplan Master Owner Trust Series 2021-1A, Class A(b)
$5,500,000	0.850%	07/15/26	$5,272,625
Tesla Auto Lease Trust Series 2021-A, Class A4(b)
1,539,991	0.660	03/20/25	1,532,929
Tesla Auto Lease Trust Series 2021-B, Class A3(b)
5,300,000	0.600	09/22/25	5,167,213
Toyota Auto Receivables Owner Trust Series 2021-D, Class A3
3,286,873	0.710	04/15/26	3,163,558
Toyota Auto Receivables Owner Trust Series 2022-D, Class A3
2,000,000	5.300	09/15/27	1,985,944
Toyota Lease Owner Trust Series 2021-B, Class A3(b)
437,676	0.420	10/21/24	435,249

			44,935,464

Collateralized Loan Obligations(b)(c) – 9.1%
Anchorage Capital CLO 15 Ltd. Series 2020-15A, Class AR (3 mo. USD Term SOFR + 1.462%)
1,300,000	6.788	07/20/34	1,281,905
Anchorage Capital CLO 18 Ltd. Series 2021-18A, Class A1 (3 mo. USD Term SOFR + 1.412%)
4,000,000	6.720	04/15/34	3,955,124
Bain Capital Credit CLO Ltd. Series 2021-7A, Class A1 (3 mo. USD Term SOFR + 1.402%)
5,000,000	6.747	01/22/35	4,951,340
BSPDF Issuer Ltd. Series 2021-FL1, Class A (1 mo. USD Term SOFR + 1.314%)
1,000,000	6.647	10/15/36	971,277
CarVal CLO IV Ltd. Series 2021-1A, Class A1A (3 mo. USD Term SOFR + 1.442%)
2,600,000	6.768	07/20/34	2,579,346
CBAM Ltd. Series 2017-2A, Class AR (3 mo. USD Term SOFR + 1.452%)
5,000,000	6.760	07/17/34	4,950,065
Cedar Funding VII CLO Ltd. Series 2018-7A, Class A1 (3 mo. USD Term SOFR + 1.262%)
2,958,068	6.588	01/20/31	2,950,022
Clover CLO LLC Series 2021-1A, Class A (3 mo. USD Term SOFR + 1.362%)
2,100,000	6.707	04/22/34	2,077,112
Madison Park Funding XXX Ltd. Series 2018-30A, Class A (3 mo. USD Term SOFR + 1.012%)
4,913,733	6.320	04/15/29	4,889,317
Madison Park Funding XXXVII Ltd. Series 2019-37A, Class AR (3 mo. USD Term SOFR + 1.332%)
1,000,000	6.640	07/15/33	995,975
Northwoods Capital XVIII Ltd. Series 2019-18A, Class AR (3 mo. USD Term SOFR + 1.362%)
5,000,000	6.741	05/20/32	4,950,475
OCP CLO Ltd. Series 2014-5A, Class A1R (3 mo. USD Term SOFR + 1.342%)
2,583,601	6.692	04/26/31	2,576,656
Octagon 54 Ltd. Series 2021-1A, Class A1 (3 mo. USD Term SOFR + 1.382%)
1,000,000	6.690	07/15/34	989,196

The accompanying notes are an integral part of these financial statements.                21

GOLDMAN SACHS ENHANCED INCOME FUND

Schedule of Investments (continued)

September 30, 2023 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities(a) – (continued)

Collateralized Loan Obligations(b)(c) – (continued)
OHA Credit Funding 3 Ltd. Series 2019-3A, Class AR (3 mo. USD Term SOFR + 1.402%)
$2,500,000	6.728%	07/02/35	$2,483,853
Pikes Peak CLO 2 Series 2018-2A, Class AR (3 mo. USD Term SOFR + 1.452%)
6,700,000	6.762	10/18/34	6,645,676
Trysail CLO Ltd. Series 2021-1A, Class A1 (3 mo. USD Term SOFR + 1.582%)
1,400,000	6.908	07/20/32	1,389,770
Wellfleet CLO Ltd. Series 2021-3A, Class A (3 mo. USD Term SOFR + 1.452%)
5,000,000	6.760	01/15/35	4,897,905
Zais CLO 15 Ltd. Series 2020-15A, Class A1R (3 mo. USD Term SOFR + 1.612%)
475,000	6.977	07/28/32	468,951

			54,003,965

Credit Card – 3.6%
Barclays Dryrock Issuance Trust Series 2021-1, Class A
6,200,000	0.630	07/15/27	5,899,962
CARDS II Trust Series 2021-1A, Class A(b)
4,075,000	0.602	04/15/27	3,965,303
Evergreen Credit Card Trust Series 2021-1, Class A(b)
8,275,000	0.900	10/15/26	7,877,822
Master Credit Card Trust Series 2021-1A, Class A(b)
3,900,000	0.530	11/21/25	3,774,680

			21,517,767

Student Loan(c) – 2.0%
Access Group, Inc. Series 2013-1, Class A(b) (30 Day USD SOFR Average + 0.614%)
468,054	5.929	02/25/36	461,892
ECMC Group Student Loan Trust Series 2017-1A, Class A(b) (30 Day USD SOFR Average + 1.314%)
1,229,877	6.629	12/27/66	1,222,251
Edsouth Indenture No. 5 LLC Series 2014-1, Class A(b) (30 Day USD SOFR Average + 0.814%)
892,795	6.129	02/25/39	881,938
Goal Capital Funding Trust Series 2010-1, Class A(b) (3 mo. USD LIBOR + 0.700%)
10,022	6.353	08/25/48	9,796
Illinois Student Assistance Commission Series 2010-1, Class A3 (90 Day USD SOFR Average + 1.162%)
857,088	6.216	07/25/45	857,083
Kentucky Higher Education Student Loan Corp. Series 2021-1, Class A1B (1 mo. USD Term SOFR + 0.894%)
648,578	6.214	03/25/51	640,185
Massachusetts Educational Financing Authority Series 2008-1, Class A1 (3 mo. USD LIBOR + 0.950%)
135,343	6.563	04/25/38	132,790
Navient Student Loan Trust Series 2017-2A, Class A(b) (30 Day USD SOFR Average + 1.164%)
1,898,200	6.479	12/27/66	1,890,251

Principal Amount	Interest Rate		Maturity Date	Value

Asset-Backed Securities(a) – (continued)

Student Loan(c) – (continued)
Nelnet Student Loan Trust Series 2012-3A, Class A(b) (30 Day USD SOFR Average + 0.814%)
$1,691,687	6.129%		03/26/40	$1,674,208
PHEAA Student Loan Trust Series 2014-3A, Class A(b) (30 Day USD SOFR Average + 0.704%)
2,392,676	6.019		08/25/40	2,358,121
Rhode Island Student Loan Authority Series 2012-1, Class A1 (30 Day USD SOFR Average + 1.014%)
476,221	6.326		07/01/31	475,930
SLC Student Loan Trust Series 2007-1, Class A4 (90 Day USD SOFR Average + 0.322%)
750,411	5.451		05/15/29	748,046
SLC Student Loan Trust Series 2010-1, Class A (90 Day USD
SOFR Average + 1.137%)
155,017	6.300		11/25/42	155,025

				11,507,516

TOTAL ASSET-BACKED SECURITIES (Cost $135,627,709)				$131,964,712

Mortgage-Backed Obligations – 4.0%

Collateralized Mortgage Obligations – 0.9%
Regular Floater(c) – 0.2%
Federal Home Loan Mortgage Corp. REMICS Series 3371,
Class FA (30 Day USD SOFR Average + 0.714%)
$269,285	6.028	%(a)	09/15/37	$263,475
Federal Home Loan Mortgage Corp. REMICS Series 3374,
Class FT (30 Day USD SOFR Average + 0.414%)
32,893	5.728		04/15/37	32,162
Federal Home Loan Mortgage Corp. REMICS Series 3545,
Class FA (30 Day USD SOFR Average + 0.964%)
30,448	6.278		06/15/39	30,467
Federal Home Loan Mortgage Corp. STRIPS Series 237,
Class F23 (30 Day USD SOFR Average + 0.514%)
88,167	5.828		05/15/36	86,061
Federal National Mortgage Association REMICS Series 1998-66,
Class FC (30 Day USD SOFR Average + 0.614%)
5	5.928		11/17/28	5
Federal National Mortgage Association REMICS Series 2006-72,
Class XF (30 Day USD SOFR Average + 0.614%)
123,064	5.929		08/25/36	119,781
Federal National Mortgage Association REMICS Series 2008-22,
Class FD (30 Day USD SOFR Average + 0.954%)
147,653	6.269		04/25/48	144,690
Federal National Mortgage Association REMICS Series 2009-75,
Class MF (30 Day USD SOFR Average + 1.264%)
229,740	6.579		09/25/39	229,073
Federal National Mortgage Association REMICS Series 2013-96,
Class FW (30 Day USD SOFR Average + 0.514%)
44,323	5.829		09/25/43	43,009

				948,723

22                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Sequential Fixed Rate – 0.3%
Federal Home Loan Mortgage Corp. REMICS Series 4248, Class LM
$200,433	6.500%		05/15/41	$206,179
OBX Trust Series 2022-NQM7, Class A1
263,893	5.110	(a)(b)(d)	08/25/62	255,243
Verus Securitization Trust Series 2022-1, Class A1
1,774,601	2.724	(a)(b)(d)	01/25/67	1,534,277

				1,995,699

Sequential Floating Rate(c) – 0.4%
CSMC Trust Series 2021-NQM8, Class A1
282,711	1.841	(a)(b)	10/25/66	232,319
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2022-DNA1, Class M1A (30 Day USD SOFR Average + 1.000%)
677,385	6.315	(a)(b)	01/25/42	671,139
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2022-DNA3, Class M1A (30 Day USD SOFR Average + 2.000%)
326,658	7.315	(a)(b)	04/25/42	329,032
Federal National Mortgage Association Connecticut Avenue Securities Series 2021-R03, Class 1M2 (30 Day USD SOFR Average + 1.650%)
442,000	6.965	(a)(b)	12/25/41	433,239
Federal National Mortgage Association Connecticut Avenue Securities Series 2022-R05, Class 2M1 (30 Day USD SOFR Average + 1.900%)
365,056	7.215	(a)(b)	04/25/42	365,940
Federal National Mortgage Association Connecticut Avenue Securities Series 2023-R03, Class 2M2 (30 Day USD SOFR Average + 3.900%)
122,772	9.215	(a)(b)	04/25/43	128,253
Federal National Mortgage Association REMICS Series 1997-20,
Class F
1,330	3.270		03/25/27	1,316
Verus Securitization Trust Series 2021-8, Class A1
200,572	1.824	(a)(b)	11/25/66	165,157

				2,326,395

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS				5,270,817

Commercial Mortgage-Backed Securities – 3.1%
Sequential Fixed Rate(a) – 1.0%
Bank Series 2017-BNK6, Class A3
$1,423,510	3.125%		07/15/60	$1,384,252
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C14, Class A5
2,027,327	4.064		02/15/47	2,014,634
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C20, Class A4
3,000,000	3.249		02/15/48	2,882,025

				6,280,911

Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Sequential Floating Rate(c) – 2.1%
BX Commercial Mortgage Trust Series 2021-21M, Class A (1 mo. USD Term SOFR + 0.844%)
$484,258	6.177	%(b)	10/15/36	$473,761
BX Commercial Mortgage Trust Series 2021-CIP, Class A (1 mo. USD Term SOFR + 1.035%)
1,800,000	6.368	(b)	12/15/38	1,762,642
BX Trust Series 2021-ARIA, Class A (1 mo. USD Term SOFR + 1.014%)
1,100,000	6.346	(b)	10/15/36	1,073,108
BX Trust Series 2021-BXMF, Class A (1 mo. USD Term SOFR + 0.750%)
700,000	6.082	(b)	10/15/26	684,926
BX Trust Series 2021-MFM1, Class A (1 mo. USD Term SOFR + 0.814%)
90,425	6.147	(b)	01/15/34	89,036
ELP Commercial Mortgage Trust Series 2021-ELP, Class A (1 mo. USD Term SOFR + 0.815%)
3,700,000	6.149	(b)	11/15/38	3,618,594
EQUS Mortgage Trust Series 2021-EQAZ, Class A (1 mo. USD Term SOFR + 0.869%)
549,989	6.202	(a)(b)	10/15/38	536,927
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series KF31, Class A (30 Day USD SOFR Average + 0.484%)
168,473	5.796	(a)	04/25/24	168,386
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series KF32, Class A (30 Day USD SOFR Average + 0.484%)
218,860	5.796	(a)	05/25/24	218,696
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series KF58, Class A (30 Day USD SOFR Average + 0.614%)
598,701	5.926	(a)	01/25/26	597,579
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series KF60, Class A (30 Day USD SOFR Average + 0.604%)
448,344	5.916	(a)	02/25/26	447,198
Great Wolf Trust Series 2019-WOLF, Class A (1 mo. USD Term SOFR + 1.148%)
600,000	6.481	(b)	12/15/36	597,132
ONE Mortgage Trust Series 2021-PARK, Class A (1 mo. USD Term SOFR + 0.814%)
919,000	6.147	(b)	03/15/36	871,239
STWD Trust Series 2021-FLWR, Class A (1 mo. USD Term SOFR + 0.691%)
1,300,000	6.023	(b)	07/15/36	1,270,554

				12,409,778

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES				$18,690,689

The accompanying notes are an integral part of these financial statements.                23

GOLDMAN SACHS ENHANCED INCOME FUND

Schedule of Investments (continued)

September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Federal Agencies – 0.0%
Government National Mortgage Association – 0.0%
$2,872	7.000%		04/15/26	$2,879

TOTAL MORTGAGE-BACKED
OBLIGATIONS
(Cost $25,092,563)				$23,964,385

Sovereign Debt Obligations – 1.0%

United States Dollar – 1.0%
Indonesia Government International Bonds
$1,745,000	4.750%		01/08/26	$1,718,022
Perusahaan Penerbit SBSN Indonesia III
2,260,000	4.325		05/28/25	2,214,958
Saudi Government International Bonds
2,320,000	3.250		10/26/26	2,172,518

TOTAL SOVEREIGN DEBT OBLIGATIONS
(Cost $6,665,369)				$6,105,498

Agency Debentures(a) – 0.6%

Sovereign – 0.6%
Federal Home Loan Banks
$380,000	5.340%		04/23/24	$379,377
1,645,000	5.490		07/15/24	1,643,174
1,650,000	5.520		07/15/24	1,646,238

TOTAL AGENCY DEBENTURES
(Cost $3,675,000)				$3,668,789

Municipal Debt Obligations – 0.1%

Florida – 0.1%
County of Palm Beach FL Revenue Bonds Taxable (Refunding) Series B
$635,000	0.500%		12/01/24	$598,794

Rhode Island(a)(c) – 0.0%
Rhode Island Student Loan Authority RB Series 2014-1 (30 Day USD SOFR Average)
81,473	6.126		10/02/28	79,886

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $716,165)				$678,680

U.S. Treasury Obligations(f) – 0.7%

U.S. Treasury Bills
$3,042,900	0.000	%(e)	10/12/23	$3,038,445
957,100	0.000		10/17/23	954,998

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $3,992,889)				$3,993,443

Shares	Dividend Rate			Value

Investment Company(g) – 2.0%
Goldman Sachs Financial Square Government Fund — Institutional Shares
11,560,060	5.240%			$11,560,060
(Cost $11,560,060)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS – 94.5%
(Cost $576,807,923)				$559,542,248

Principal Amount	Interest Rate		Maturity Date	Value

Short-term Investments – 3.2%

Certificates of Deposit – 0.7%
JP Morgan Securities LLC(b)(c) (Secured Overnight Financing Rate + 0.660%)
$265,000	5.970%		08/02/24	$265,131
Toronto-Dominion Bank
644,000	5.820		05/23/24	643,473
(Secured Overnight Financing Rate + 0.480%)
2,980,000	5.800	(b)(c)	05/09/24	2,980,345

				3,888,949

Commercial Paper – 2.5%
Alimentation Couche-Tard, Inc.(b)(f)
1,500,000	0.000		10/02/23	1,499,312
Bayer Corp.(b)(f)
1,400,000	0.000		07/09/24	1,333,921
Credit Suisse AG(f)
2,012,000	0.000		11/02/23	2,001,895
EIDP, Inc.(b)(f)
1,358,000	0.000		11/24/23	1,346,713
Glencore Funding LLC(b)(f)
2,993,000	0.000		11/10/23	2,973,096
1,784,000	0.000		02/01/24	1,748,537
HSBC USA, Inc.(b)(f)
704,000	0.000		05/24/24	676,340
815,000	0.000		09/09/24	767,336
Walgreens Boots Alliance, Inc.(b)(f)
2,788,000	0.000		10/02/23	2,786,635

				15,133,785

TOTAL SHORT-TERM INVESTMENTS (Cost $19,024,789)				$19,022,734

TOTAL INVESTMENTS – 97.7% (Cost $595,832,712)				$578,564,982

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.3%				13,745,960

NET ASSETS – 100.0%				$592,310,942

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

24                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)

Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on September 30, 2023.

(d)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on September 30, 2023.

(e)	All or a portion of security is segregated as collateral for initial margin requirement on futures transactions.

(f)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(g)	Represents an Affiliated Issuer.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At September 30, 2023, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Short position contracts:
2 Year U.S. Treasury Notes	(194)	12/29/23	$(39,325,922)	$90,216
5 Year U.S. Treasury Notes	(5)	12/29/23	(526,797)	2,305

TOTAL FUTURES CONTRACTS				$92,521

SWAP CONTRACTS — At September 30, 2023, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)(a)	Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

12M SOFR(b)	4.750%(b)	12/20/24	$264,440	$(1,441,251)	$(1,515,671)	$ 74,420
4.000%(c)	12M SOFR(c)	12/20/26	65,480	942,526	913,016	29,510

TOTAL				$(498,725)	$(602,655)	$103,930

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2023.
(b)	Payments made at maturity.
(c)	Payments made annually.

OVER-THE-COUNTER INTEREST RATE SWAPTIONS

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Purchased option contracts
Puts
3M IRS	JPMorgan Securities, Inc.	5.650%	11/02/2023	9,550,000	$9,550,000	$1,251	$ 3,155	$(1,904)
3M IRS	JPMorgan Securities, Inc.	5.150	11/02/2023	9,550,000	9,550,000	25,458	19,184	6,274
3M IRS	JPMorgan Securities, Inc.	5.200	11/03/2023	9,550,000	9,550,000	21,718	18,425	3,293
3M IRS	JPMorgan Securities, Inc.	5.700	11/03/2023	9,550,000	9,550,000	830	3,210	(2,380)
3M IRS	MS & Co. Int. PLC	5.650	12/01/2023	9,340,000	9,340,000	2,948	1,868	1,080
3M IRS	MS & Co. Int. PLC	5.150	12/01/2023	9,340,000	9,340,000	24,873	16,345	8,528

				56,880,000	$56,880,000	$77,078	$ 62,187	$14,891

Written option contracts
Puts
3M IRS	JPMorgan Securities, Inc.	5.400	11/02/2023	(19,100,000)	(19,100,000)	(17,568)	(16,707)	(861)
3M IRS	JPMorgan Securities, Inc.	5.450	11/03/2023	(19,100,000)	(19,100,000)	(13,282)	(16,190)	2,908

The accompanying notes are an integral part of these financial statements.                25

GOLDMAN SACHS ENHANCED INCOME FUND

Schedule of Investments (continued)

September 30, 2023 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER-THE-COUNTER INTEREST RATE SWAPTIONS (continued)

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

3M IRS	MS & Co. Int. PLC	5.400%	12/01/2023	(18,680,000)	$(18,680,000)	$(21,250)	$(13,192)	$(8,058)

				(56,880,000)	$(56,880,000)	$(52,100)	$(46,089)	$(6,011)

TOTAL				—	$—	$24,978	$ 16,098	$ 8,880

Currency Abbreviations:
USD—U.S. Dollar

Investment Abbreviations:
CLO	—Collateralized Loan Obligation
CMT	—Constant Maturity Treasury Indexes
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
PLC	—Public Limited Company
RB	—Revenue Bond
REMICS	—Real Estate Mortgage Investment Conduits
SOFR	—Secured Overnight Funding Rate
STACR	—Structured Agency Credit Risk
STRIPS	—Separate Trading of Registered Interest and Principal of Securities

Abbreviations:
3M IRS	—3 Months Interest Rate Swaptions
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC
SOFR	—Secured Overnight Funding Rate

26                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments

September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Obligations – 63.3%

Collateralized Mortgage Obligations – 2.1%
Regular Floater(a)(b) – 0.0%
Federal Home Loan Mortgage Corp. REMICS Series 1760, Class ZB (10 yr. CMT - 0.600%)
$1,957	3.650%		05/15/24	$1,947

Sequential Fixed Rate – 1.4%
Federal Home Loan Mortgage Corp. REMICS Series 2329, Class ZA
114,419	6.500		06/15/31	115,046
Federal Home Loan Mortgage Corp. REMICS Series 4246, Class PT
42,370	6.500		02/15/36	43,488
Federal National Mortgage Association REMICS Series 2011-52, Class GB
217,627	5.000		06/25/41	214,449
Federal National Mortgage Association REMICS Series 2011-99, Class DB
210,214	5.000		10/25/41	205,958
Federal National Mortgage Association REMICS Series 2012- 111, Class B
29,123	7.000		10/25/42	30,580
Federal National Mortgage Association REMICS Series 2012- 153, Class B
124,664	7.000		07/25/42	130,021
Government National Mortgage Association REMICS Series 2021-135, Class A
1,307,443	2.000	(a)	08/20/51	1,033,110
OBX Trust Series 2022-NQM7, Class A1
87,964	5.110	(a)(c)(d)	08/25/62	85,081

				1,857,733

Sequential Floating Rate(a)(b) – 0.7%
CSMC Trust Series 2021-NQM8, Class A1
94,237	1.841	(c)	10/25/66	77,440
JP Morgan Mortgage Trust Series 2021-6, Class A3
352,711	2.500	(c)	10/25/51	267,716
JP Morgan Mortgage Trust Series 2021-LTV2, Class A1
536,990	2.520	(c)	05/25/52	414,237
Merrill Lynch Mortgage Investors Trust Series 2004-E, Class A2B (6 mo. USD Term SOFR + 1.148%)
36,022	6.621		11/25/29	34,266
Verus Securitization Trust Series 2021-8, Class A1
76,734	1.824	(c)	11/25/66	63,185

				856,844

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS				2,716,524

Commercial Mortgage-Backed Securities – 3.8%
Sequential Fixed Rate – 2.0%
Bank Series 2019-BN24, Class A3
$600,000	2.960	%(a)	11/15/62	$507,410
Bank Series 2020-BN29, Class A4
600,000	1.997	(a)	11/15/53	446,301
BBCMS Mortgage Trust Series 2021-C12, Class A5
950,000	2.689		11/15/54	753,576
Manhattan West Mortgage Trust Series 2020-1MW, Class A
600,000	2.130	(c)	09/10/39	513,462

Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Sequential Fixed Rate – (continued)
Wells Fargo Commercial Mortgage Trust Series 2021-C59, Class A5
$500,000	2.626	%(a)	04/15/54	$394,964

				2,615,713

Sequential Floating Rate(b) – 1.8%
Bank Series 2021-BN31, Class AS
250,000	2.211	(a)	02/15/54	183,716
Bank Series 2021-BNK37, Class A5
600,000	2.618	(a)	11/15/64	471,043
BBCMS Mortgage Trust Series 2022-C16, Class AS
550,000	4.600	(a)	06/15/55	469,690
BX Trust Series 2021-ARIA, Class A (1 mo. USD Term SOFR + 1.014%)
900,000	6.346	(C)	10/15/36	877,997
Wells Fargo Commercial Mortgage Trust Series 2022-C62, Class A4
400,000	4.000	(a)	04/15/55	346,536

				2,348,982

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES				$4,964,695

Federal Agencies – 57.4%
Adjustable Rate Federal Home Loan Mortgage Corp. – 0.1%
(1 yr. CMT + 2.250%)
$120,853	5.190%		09/01/33	$122,278

Adjustable Rate Federal National Mortgage Association(b) –0.4%
(RFUCC1 yr. Treasury + 1.670%)
13,313	3.920%		11/01/32	13,422
(RFUCC6 mo. Treasury + 1.413%)
189,810	4.538%		05/01/33	190,075
(1 yr. CMT + 2.172%)
3,221	5.089%		06/01/33	3,245
(RFUCC1 yr. Treasury + 1.667%)
139,249	4.392%		10/01/33	140,719
(1 yr. CMT + 2.194%)
89,183	4.329%		02/01/35	90,306
(RFUCC1 yr. Treasury + 1.389%)
71,797	3.639%		09/01/35	71,986

				509,753

Adjustable Rate Government National Mortgage Association – 0.3%
(1 yr. CMT + 1.500%)(b)
329	3.625		03/20/24	326
4,173	3.875		04/20/24	4,138
553	3.875		05/20/24	548
5,159	3.875		06/20/24	5,107
1,426	4.000		06/20/24	1,412
1,571	2.625		07/20/24	1,553
2,613	3.000		07/20/24	2,585
3,848	2.625		08/20/24	3,799
2,419	3.000		08/20/24	2,391
2,105	2.625		09/20/24	2,076
2,882	3.000		11/20/24	2,836
1,089	3.000		12/20/24	1,070
2,886	3.500		12/20/24	2,845

The accompanying notes are an integral part of these financial statements.                27

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments (continued)

September 30, 2023 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Adjustable Rate Government National Mortgage Association – (continued)
$1,933	3.625%	01/20/25	$1,902
1,614	3.625	02/20/25	1,588
6,339	4.000	05/20/25	6,227
7,338	3.000	07/20/25	7,196
3,854	3.625	02/20/26	3,766
182	2.625	07/20/26	176
11,703	3.625	01/20/27	11,400
3,222	3.625	02/20/27	3,138
37,521	3.875	04/20/27	36,531
3,431	3.875	05/20/27	3,340
6,929	3.875	06/20/27	6,744
2,087	2.750	11/20/27	2,012
21	3.000	11/20/27	20
6,003	2.750	12/20/27	5,783
14,552	3.625	01/20/28	14,158
5,004	3.625	02/20/28	4,869
4,596	3.625	03/20/28	4,471
27,586	2.625	07/20/29	26,642
10,896	2.625	08/20/29	10,523
2,722	2.625	09/20/29	2,629
14,614	2.750	10/20/29	14,064
19,353	2.750	11/20/29	18,626
3,765	2.750	12/20/29	3,624
5,810	3.625	01/20/30	5,659
1,691	3.625	02/20/30	1,647
11,649	3.625	03/20/30	11,348
15,663	3.875	04/20/30	15,257
24,091	3.875	05/20/30	23,470
20,523	4.000	05/20/30	20,031
5,439	3.875	06/20/30	5,299
38,198	3.000	07/20/30	37,193
7,306	3.000	09/20/30	7,115
14,767	2.750	10/20/30	14,216
24,799	3.625	03/20/32	24,212

			385,562

Federal Home Loan Mortgage Corp. – 0.3%
11,170	6.500	07/01/28	11,426
82,432	4.500	03/01/29	80,322
2,707	8.000	07/01/30	2,773
5,909	5.000	08/01/33	5,791
983	5.000	09/01/33	963
2,265	5.000	10/01/33	2,220
1,409	5.000	11/01/34	1,380
53,622	5.000	12/01/34	52,540
3,712	5.000	07/01/35	3,637
2	5.000	11/01/35	3
7,711	5.000	12/01/35	7,606
13,420	5.000	02/01/37	13,141
973	5.000	03/01/38	953
33,988	5.000	07/01/39	33,523
5,649	4.000	06/01/40	5,189
2,121	5.000	08/01/40	2,090
660	4.500	11/01/40	624
36,801	4.000	02/01/41	33,792
2,152	5.000	06/01/41	2,123
90,834	5.000	07/01/41	88,488

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Federal Home Loan Mortgage Corp. – (continued)
$3,119	4.000%	11/01/41	$2,886
4,308	3.000	05/01/42	3,691
5,561	3.000	08/01/42	4,764
7,384	3.000	01/01/43	6,449
32,201	3.000	02/01/43	28,125

			394,499

Federal National Mortgage Association – 0.8%
1,796	6.500	11/01/28	1,835
24,548	7.000	07/01/31	25,436
199,998	5.500	07/01/33	199,190
981,839	3.500	09/01/62	827,172

			1,053,633

Government National Mortgage Association – 19.7%
12,248	7.000	12/15/27	12,362
3,825	6.500	08/15/28	3,858
20,743	6.000	01/15/29	20,896
45,484	7.000	10/15/29	46,385
15,485	5.500	11/15/32	15,595
310,375	5.500	12/15/32	313,352
6,136	5.500	01/15/33	6,179
17,717	5.500	02/15/33	17,886
19,717	5.500	03/15/33	19,891
26,584	5.500	07/15/33	26,680
8,611	5.500	08/15/33	8,685
3,740	5.500	09/15/33	3,763
9,469	5.500	04/15/34	9,551
7,427	5.500	05/15/34	7,485
126,117	5.500	06/15/34	127,473
91,919	5.500	09/15/34	92,979
91,427	5.500	12/15/34	92,555
76,472	5.500	01/15/35	77,470
28,825	5.000	03/15/38	28,310
2,620	4.000	02/20/41	2,432
4,186	4.000	11/20/41	3,880
700	4.000	01/20/42	648
2,222	4.000	04/20/42	2,058
1,399	4.000	10/20/42	1,294
152,697	4.000	08/20/43	141,056
1,979	4.000	03/20/44	1,824
2,444	4.000	05/20/44	2,253
169,204	4.000	11/20/44	155,858
762,097	4.000	06/20/45	701,985
168,487	4.000	01/20/46	155,040
1,145,439	3.500	04/20/47	1,015,382
676,028	3.500	12/20/47	599,270
117,742	4.500	02/20/48	110,980
61,302	5.000	08/20/48	59,137
512,720	5.000	10/20/48	494,292
289,605	5.000	11/20/48	279,197
448,239	5.000	12/20/48	432,129
615,134	5.000	01/20/49	592,064
765,388	4.000	02/20/49	698,798
390,125	5.000	03/20/49	376,104
1,981,294	3.000	11/20/49	1,696,240
1,278,052	3.000	02/20/50	1,093,466

28                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Government National Mortgage Association – (continued)
$421,091	3.000%	03/20/50	$360,148
135,903	3.500	01/20/51	119,822
520,102	3.500	02/20/51	460,793
309,531	2.500	06/20/51	249,740
1,406,518	2.500	09/20/51	1,137,056
601,852	2.500	10/20/51	485,031
576,228	2.500	11/20/51	465,281
854,735	3.000	12/20/51	726,053
648,338	2.500	12/20/51	523,008
1,220,894	2.500	01/20/52	984,066
961,158	3.500	02/20/53	846,687
2,000,000	2.500	TBA-30yr(e)	1,634,284
3,000,000	2.000	TBA-30yr(e)	2,372,441
1,000,000	6.500	TBA-30yr(e)	1,006,058
5,000,000	5.500	TBA-30yr(e)	4,852,517

			25,769,727

Uniform Mortgage-Backed Security – 35.8%
658	4.500	07/01/36	632
775	4.500	04/01/39	734
3,698	4.500	05/01/39	3,548
1,596	4.000	08/01/39	1,464
7,398	4.500	08/01/39	7,098
127,639	4.500	12/01/39	122,448
7,306	4.500	01/01/41	6,899
7,344	4.500	05/01/41	6,932
42,388	4.500	08/01/41	40,594
65,276	4.500	08/01/42	61,535
6,199	3.000	11/01/42	5,409
10,848	3.000	12/01/42	9,557
7,472	3.000	12/01/42	6,507
6,852	3.000	12/01/42	5,993
17,310	3.000	12/01/42	15,172
15,774	3.000	12/01/42	13,996
21,794	3.000	12/01/42	19,152
6,762	3.000	12/01/42	5,931
31,905	3.000	01/01/43	28,070
8,000	3.000	01/01/43	7,041
3,495	3.000	01/01/43	3,069
22,046	3.000	01/01/43	19,191
4,613	3.000	01/01/43	4,043
59,552	3.000	01/01/43	52,410
17,544	3.000	01/01/43	15,299
6,269	3.000	01/01/43	5,464
11,847	3.000	01/01/43	10,526
15,986	3.000	01/01/43	13,911
11,248	3.000	01/01/43	9,811
3,470	3.000	01/01/43	3,147
6,561	3.000	01/01/43	5,715
20,317	3.000	01/01/43	17,711
40,286	3.000	02/01/43	35,323
8,819	3.000	03/01/43	7,672
22,881	3.000	03/01/43	20,174
15,292	3.000	03/01/43	13,410
181,257	3.000	03/01/43	158,053
59,529	3.000	03/01/43	51,924
35,984	3.000	04/01/43	31,512
15,411	3.000	04/01/43	13,392

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Uniform Mortgage-Backed Security – (continued)
$23,531	3.000%	04/01/43	$20,513
83,556	3.000	04/01/43	72,850
67,348	3.000	04/01/43	58,707
29,307	3.000	04/01/43	25,575
218,822	3.000	04/01/43	190,853
12,158	3.000	05/01/43	10,621
28,951	3.000	05/01/43	25,232
22,465	3.000	05/01/43	19,480
110,911	3.000	05/01/43	96,661
122,635	3.000	05/01/43	106,952
10,605	3.000	05/01/43	9,222
33,008	3.000	06/01/43	28,695
23,073	3.000	06/01/43	20,113
15,998	3.000	07/01/43	13,918
452,584	3.000	07/01/43	394,174
398,795	4.500	10/01/44	375,206
273,494	4.000	12/01/44	249,669
461,994	4.500	04/01/45	435,811
56,982	4.500	05/01/45	53,717
208,717	4.500	06/01/45	196,347
1,697,006	3.500	07/01/45	1,491,564
554,217	4.000	08/01/45	504,379
189,202	4.000	11/01/45	172,346
1,685,560	4.000	01/01/46	1,535,102
32,086	4.000	03/01/46	29,097
27,673	4.000	03/01/46	25,203
4,530	4.500	05/01/46	4,246
33,829	4.000	06/01/46	30,678
49,815	4.500	08/01/46	46,696
9,812	4.000	08/01/46	8,898
77,480	4.000	10/01/46	70,263
11,648	4.000	10/01/46	10,563
24,694	4.500	06/01/47	23,195
548,036	4.500	11/01/47	513,381
194,569	4.000	12/01/47	176,890
182,277	4.000	01/01/48	165,715
142,937	4.000	02/01/48	129,949
403,891	4.000	02/01/48	366,814
135,883	4.000	02/01/48	123,876
472,704	4.000	03/01/48	429,162
290,567	4.000	06/01/48	264,074
270,195	4.000	06/01/48	245,560
176,045	4.000	08/01/48	159,774
791,509	5.000	11/01/48	762,455
979,480	4.500	01/01/49	913,256
274,337	4.500	03/01/49	255,789
669,425	4.500	04/01/49	623,413
47,738	3.500	07/01/49	41,817
467,418	3.500	07/01/49	409,438
333,964	3.500	08/01/49	292,460
1,147,183	3.000	09/01/49	967,805
1,717,742	4.500	03/01/50	1,605,189
2,700,419	2.500	09/01/50	2,178,881
2,901,915	2.000	10/01/50	2,220,054
2,901,734	2.000	11/01/50	2,219,016
992,171	2.500	11/01/50	799,001
1,899,764	2.500	02/01/51	1,512,926
2,711,046	2.500	05/01/51	2,178,984

The accompanying notes are an integral part of these financial statements.                29

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments (continued)

September 30, 2023 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Uniform Mortgage-Backed Security – (continued)
$6,175	4.500%	05/01/51	$5,722
832,047	2.000	05/01/51	634,993
4,535,509	2.000	12/01/51	3,453,412
2,899,738	2.000	02/01/52	2,207,797
209,050	4.500	04/01/52	191,894
41,571	5.000	05/01/52	39,629
528,227	5.000	06/01/52	503,225
923,250	5.000	07/01/52	878,108
23,831	5.000	07/01/52	22,703
1,215,731	5.000	07/01/52	1,158,188
27,527	5.000	08/01/52	26,212
940,877	5.500	09/01/52	916,413
361,898	6.000	11/01/52	360,605
733,803	6.000	11/01/52	731,183
198,511	6.000	12/01/52	198,485
2,000,000	3.500	TBA-30yr(e)	1,719,687
6,000,000	6.000	TBA-30yr(e)	5,922,419
1,000,000	6.500	TBA-30yr(e)	1,004,780

			46,748,149

TOTAL FEDERAL AGENCIES			$74,983,601

TOTAL MORTGAGE-BACKED OBLIGATIONS (Cost $90,498,462)			$82,664,820

Agency Debentures – 28.4%

Sovereign – 28.4%
Federal Farm Credit Banks Funding Corp.
$2,180,000	3.430%	12/06/28	$2,028,752
720,000	5.270	05/01/29	729,965
Federal Home Loan Banks
3,620,000	3.500	06/11/32	3,199,428
Federal National Mortgage Association
10,263,000	0.875	08/05/30	7,932,273
4,000,000	6.625	11/15/30	4,426,600
Tennessee Valley Authority
20,150,000	0.750	05/15/25	18,723,380

TOTAL AGENCY DEBENTURES (Cost $41,318,280)			$37,040,398

Asset-Backed Securities(a)(b)(c) – 2.1%

Collateralized Loan Obligations – 0.7%
Towd Point Mortgage Trust Series 2017-4, Class A2
$1,030,153	3.000%	06/25/57	$908,909

Student Loan – 1.4%
ECMC Group Student Loan Trust Series 2018-2A, Class A (30 Day USD SOFR Average + 0.914%)
869,847	6.229	09/25/68	849,726

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities(a)(b)(c) – (continued)

Student Loan – (continued)
Scholar Funding Trust Series 2013-A, Class A (30 Day USD SOFR Average + 0.764%)
$1,007,428	6.080%	01/30/45	$982,225

			1,831,951

TOTAL ASSET-BACKED SECURITIES (Cost $2,915,694)			$2,740,860

Municipal Debt Obligations – 1.6%

New Jersey – 1.6%
New Jersey Economic Development Authority RB Taxable Series A
$2,000,000	7.425%	02/15/29	$2,112,327
(Cost $2,000,000)

TOTAL MUNICIPAL DEBT OBLIGATIONS (Cost $2,000,000)			$2,112,327

Sovereign Debt Obligations(f) – 0.9%

United States Dollar – 0.9%
Israel Government AID Bonds
$500,000	5.500%	12/04/23	$499,900
700,000	5.500	04/26/24	698,859

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $1,215,208)			$1,198,759

U.S. Treasury Obligations – 14.1%

U.S. Treasury Bonds
$1,890,000	3.875%	08/15/40	$1,677,375
2,090,000	2.250	05/15/41	1,433,936
900,000	3.125	11/15/41	707,484
3,830,000	3.625	02/15/44	3,184,286
7,740,000	3.375	05/15/44	6,176,278
3,320,000	3.125	08/15/44	2,537,206
2,380,000	2.875	11/15/46	1,709,138
U.S. Treasury Notes(g)
1,020,000	3.500	04/30/30	954,656
U.S. Treasury STRIPS Coupon(h)
4,000	0.000	11/15/35	2,238

TOTAL U.S. TREASURY OBLIGATIONS (Cost $24,971,285)			$18,382,597

TOTAL INVESTMENTS – 110.4% (Cost $162,918,929)			$144,139,761

LIABILITIES IN EXCESS OF OTHER ASSETS – (10.4)%			(13,520,326)

NET ASSETS – 100.0%			$130,619,435

30                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(b)

Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on September 30, 2023.

(c)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(d)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on September 30, 2023.

(e)

TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $18,512,186 which represents approximately 14.2% of net assets as of September 30, 2023.

(f)

Guaranteed by the United States Government until maturity. Total market value for these securities amounts to $1,198,759, which represents approximately 1% of the Fund’s net assets as of September 30, 2023.

(g)	All or a portion of security is segregated as collateral for initial margin requirement on futures transactions.

(h)	Issued with a zero coupon. Income is recognized through the accretion of discount.

ADDITIONAL INVESTMENT INFORMATION

FORWARD SALES CONTRACTS — At September 30, 2023, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value

Government National Mortgage
Association, TBA	3.000%	TBA - 30yr	11/20/23	$(2,000,000)	$ (1,695,517)
Government National Mortgage
Association, TBA	3.500	TBA - 30yr	10/23/23	(2,000,000)	(1,752,107)
Government National Mortgage
Association, TBA	4.000	TBA - 30yr	11/20/23	(1,000,000)	(901,480)
Uniform Mortgage-Backed Security,
TBA	2.000	TBA - 30yr	11/13/23	(1,000,000)	(761,322)
Uniform Mortgage-Backed Security,
TBA	3.000	TBA - 30yr	11/13/23	(2,000,000)	(1,655,392)
Uniform Mortgage-Backed Security,
TBA	4.500	TBA - 30yr	11/13/23	(2,000,000)	(1,837,577)
Uniform Mortgage-Backed Security,
TBA	5.000	TBA - 30yr	11/13/23	(3,000,000)	(2,831,604)

(PROCEEDS RECEIVABLE: $(11,581,055))					$(11,434,999)

(a)

TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

FUTURES CONTRACTS — At September 30, 2023, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
2 Year U.S. Treasury Notes	29	12/29/23	$ 5,878,617	$ (17,851)
5 Year U.S. Treasury Notes	113	12/29/23	11,905,609	(90,487)
Ultra Long U.S. Treasury Bonds	1	12/19/23	118,688	(877)

Total				$(109,215)

Short position contracts:
10 Year U.S. Treasury Notes	(51)	12/19/23	(5,511,188)	57,107

The accompanying notes are an integral part of these financial statements.                31

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments (continued)

September 30, 2023 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Short position contracts:
20 Year U.S. Treasury Bonds	(21)	12/19/23	$(2,389,406)	$ 37,615
Ultra 10-Year U.S. Treasury Note	(48)	12/19/23	(5,355,000)	121,015

Total				$ 215,737

TOTAL FUTURES CONTRACTS				$ 106,522

SWAP CONTRACTS — At September 30, 2023, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund(a)	Payments Received by Fund(a)	Termination Date	Notional Amount (000s)		Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

12M SOFR	4.430%	12/31/24	$10		$(141)	$ (1)	$ (140)
3.490%	12M SOFR	05/31/27	10		404	(26)	430
12M SOFR	3.984	07/31/30	3,330	(b)	(53,558)	3,454	(57,012)
2.680	12M SOFR	07/28/32	3,950	(b)	210,110	37,709	172,401
12M SOFR	2.910	07/28/37	10,120	(b)	(425,035)	(125,850)	(299,185)
12M SOFR	3.391	05/10/38	5,150	(b)	(136,065)	(27,232)	(108,833)
2.080	12M SOFR	07/28/47	10,040	(b)	301,031	164,235	136,796
2.564	12M SOFR	05/11/53	4,870	(b)	127,727	22,599	105,128

TOTAL					$24,473	$ 74,888	$ (50,415)

(a)	Payments made annually.
(b)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2023.

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At September 30, 2023, the Fund had the following purchased and written options:

OVER-THE-COUNTER INTEREST RATE SWAPTIONS

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Purchased option contracts
Puts
3M IRS	JPMorgan Securities, Inc.	5.650%	11/02/2023	3,280,000	$3,280,000	$430	$ 1,084	$ (654)
3M IRS	JPMorgan Securities, Inc.	5.150	11/02/2023	3,280,000	3,280,000	8,744	6,589	2,155
3M IRS	JPMorgan Securities, Inc.	5.200	11/03/2023	3,270,000	3,270,000	7,436	6,309	1,127
3M IRS	JPMorgan Securities, Inc.	5.700	11/03/2023	3,270,000	3,270,000	284	1,099	(815)
3M IRS	MS & Co. Int. PLC	5.650	12/01/2023	3,080,000	3,080,000	972	616	356
3M IRS	MS & Co. Int. PLC	5.150	12/01/2023	3,080,000	3,080,000	8,202	5,390	2,812

				19,260,000	$19,260,000	$26,068	$ 21,087	$ 4,981

Written option contracts
Puts
3M IRS	JPMorgan Securities, Inc.	5.400	11/02/2023	(6,550,000)	(6,550,000)	(6,025)	(5,729)	(296)
3M IRS	JPMorgan Securities, Inc.	5.450	11/03/2023	(6,550,000)	(6,550,000)	(4,555)	(5,552)	997

32                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER-THE-COUNTER INTEREST RATE SWAPTIONS (continued)

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

3M IRS	MS & Co. Int. PLC	5.400%	12/01/2023	(6,160,000)	$ (6,160,000)	$ (7,007)	$ (4,351)	$(2,656)

				(19,260,000)	$(19,260,000)	$(17,587)	$(15,632)	$(1,955)

TOTA L				—	$ —	$ 8,481	$ 5,455	$ 3,026

Currency Abbreviations:
USD —U.S. Dollar

Investment Abbreviations:
CMT	—Constant Maturity Treasury Indexes
RB	—Revenue Bond
REMICS	—Real Estate Mortgage Investment Conduits
RFUCC1 yr.	—1 year Refinitiv USD IBOR Consumer Cash Fallbacks Term
RFUCC6 mo.	—6 month Refinitiv USD IBOR Consumer Cash Fallbacks Term
SOFR	—Secured Overnight Funding Rate
STRIPS	—Separate Trading of Registered Interest and Principal of Securities

Abbreviations:
3M IRS	—3 Months Interest Rate Swaptions
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC
SOFR	—Secured Overnight Funding Rate

The accompanying notes are an integral part of these financial statements.                33

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Schedule of Investments

September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

U.S. Treasury Obligations – 96.6%

U.S. Treasury Inflation-Indexed Bonds
$16,334,356	2.125%		02/15/40	$15,841,375
11,825,402	1.000		02/15/48	8,807,215
14,416,048	1.000		02/15/49	10,648,626
5,516,682	0.250		02/15/50	3,250,028
3,239,208	1.500		02/15/53	2,680,663
U.S. Treasury Inflation-Indexed Notes
16,996,874	0.375	(a)	07/15/25	16,271,992
10,704,678	0.125		10/15/25	10,143,689
3,872,184	0.625		01/15/26	3,681,840
36,211,020	0.125		07/15/26	33,846,540
24,822,178	0.125		10/15/26	23,081,487
42,431,215	1.625		10/15/27	41,192,461
9,572,098	0.875		01/15/29	8,880,405
25,254,441	0.250		07/15/29	22,505,821
9,504,560	0.125		01/15/30	8,286,866
32,129,717	0.125		07/15/31	27,284,614
39,031,265	0.625		07/15/32	34,010,876
U.S. Treasury Notes
3,800,000	4.625		09/30/28	3,802,174

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $300,930,878)				$274,216,672

Shares	Dividend Rate	Value

Investment Company(b) – 5.6%

Goldman Sachs Financial Square Government Fund — Institutional Shares
15,895,827	5.240%	$15,895,827
(Cost $15,895,827)

TOTAL INVESTMENTS – 102.2%
(Cost $316,826,705)		$290,112,499

LIABILITIES IN EXCESS OF OTHER ASSETS – (2.2)%		(6,296,447)

NET ASSETS – 100.0%		$283,816,052

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	All or a portion of security is segregated as collateral for initial margin requirement on futures transactions.
(b)	Represents an Affiliated Issuer.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At September 30, 2023, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
2 Year U.S. Treasury Notes	11	12/29/23	$2,229,820	$ 1,487
5 Year U.S. Treasury Notes	59	12/29/23	6,216,203	(26,426)
Ultra Long U.S. Treasury Bonds	6	12/19/23	712,125	(573)

Total				$(25,512)

Short position contracts:
10 Year U.S. Treasury Notes	(30)	12/19/23	(3,241,875)	40,586
20 Year U.S. Treasury Bonds	(20)	12/19/23	(2,275,625)	94,507
Ultra 10-Year U.S. Treasury Note	(111)	12/19/23	(12,383,437)	214,412

Total				$349,505

TOTAL FUTURES CONTRACTS				$323,993

SWAP CONTRACTS — At September 30, 2023, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)	Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

2.251%(a)	1T CPI-U(a)	02/20/24	$13,700	$1,376,077	$9	$1,376,068

2.103(a)	1T CPI-U(a)	12/14/24	10,000	1,112,166	23	1,112,143

4.430(b)	12M SOFR(b)	12/31/24	10	145	(34)	179

34                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)		Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

2.007%(a)	1T CPI-U(a)	02/07/26	$6,300		$726,801	$28	$ 726,773
12M SOFR(b)	3.490%(b)	05/31/27	10		(432)	(28)	(404)
12M SOFR(a)	2.103(a)	02/07/29	6,300		(748,490)	52	(748,542)
12M SOFR(b)	3.984(b)	07/31/30	14,300	(c)	(229,994)	14,830	(244,824)
2.680(b)	12M SOFR(b)	07/28/32	12,580	(c)	669,159	155,070	514,089
12M SOFR(b)	2.910(b)	07/28/37	33,840	(c)	(1,421,263)	(475,652)	(945,611)
12M SOFR(b)	3.391(b)	05/10/38	22,590	(c)	(596,835)	(131,337)	(465,498)
2.080(b)	12M SOFR(b)	07/28/47	33,580	(c)	1,006,836	521,471	485,365
2.564(b)	12M SOFR(b)	05/11/53	21,380	(c)	560,740	115,376	445,364

TOTAL					$2,454,910	$199,808	$2,255,102

(a)	Payments made at maturity.
(b)	Payments made annually.
(c)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2023.

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At September 30, 2023, the Fund had the following purchased and written options:

OVER-THE-COUNTER INTEREST RATE SWAPTIONS

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Purchased option contracts
Puts
3M IRS	JPMorgan Securities, Inc.	5.650%	11/02/2023	14,090,000	$14,090,000	$1,846	$4,655	$(2,809)
3M IRS	JPMorgan Securities, Inc.	5.150	11/02/2023	14,090,000	14,090,000	37,561	28,304	9,257
3M IRS	JPMorgan Securities, Inc.	5.200	11/03/2023	14,090,000	14,090,000	32,042	27,185	4,857
3M IRS	JPMorgan Securities, Inc.	5.700	11/03/2023	14,090,000	14,090,000	1,225	4,736	(3,511)
3M IRS	MS & Co. Int. PLC	5.650	12/01/2023	13,140,000	13,140,000	4,147	2,628	1,519
3M IRS	MS & Co. Int. PLC	5.150	12/01/2023	13,140,000	13,140,000	34,993	22,995	11,998

				82,640,000	$82,640,000	$111,814	$90,503	$21,311

Written option contracts
Puts
3M IRS	JPMorgan Securities, Inc.	5.400	11/02/2023	(28,180,000)	(28,180,000)	(25,920)	(24,649)	(1,271)
3M IRS	JPMorgan Securities, Inc.	5.450	11/03/2023	(28,180,000)	(28,180,000)	(19,596)	(23,887)	4,291
3M IRS	MS & Co. Int. PLC	5.400	12/01/2023	(26,280,000)	(26,280,000)	(29,896)	(18,560)	(11,336)

				(82,640,000)	$(82,640,000)	$(75,412)	$(67,096)	$(8,316)

TOTAL				—	$—	$36,402	$23,407	$12,995

Abbreviations:
3M IRS	—3 Months Interest Rate Swaptions
CPI U	—Consumer Price Index For All Urban Consumers
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC
SOFR	—Secured Overnight Funding Rate

The accompanying notes are an integral part of these financial statements.                35

GOLDMAN SACHS SHORT DURATION BOND FUND

Schedule of Investments

September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – 57.1%

Advertising(a)(b) – 0.3%
Outfront Media Capital LLC/Outfront Media Capital Corp.
$4,405,000	6.250%		06/15/25	$4,317,340

Aerospace & Defense – 2.0%
Boeing Co.(a)
11,850,000	4.875		05/01/25	11,645,706
5,400,000	2.600		10/30/25	5,045,058
Howmet Aerospace, Inc.(a)
996,000	5.125		10/01/24	983,620
1,265,000	6.875		05/01/25	1,269,238
Teledyne Technologies, Inc.(a)
9,375,000	1.600		04/01/26	8,489,437

				27,433,059

Agriculture(a) – 0.5%
BAT International Finance PLC
8,000,000	1.668		03/25/26	7,203,920

Airlines(a)(b) – 0.2%
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd.
3,030,000	8.000		09/20/25	3,027,273

Automotive – 2.0%
Ford Motor Credit Co. LLC(a)
5,639,000	2.300		02/10/25	5,289,213
250,000	4.687		06/09/25	239,868
General Motors Financial Co., Inc.(a)
8,800,000	1.500		06/10/26	7,778,672
Goodyear Tire & Rubber Co.(a)
3,235,000	9.500		05/31/25	3,293,165
Hyundai Capital America(b)
2,350,000	5.800		06/26/25	2,339,965
Volkswagen Group of America Finance LLC(b)
2,955,000	3.350		05/13/25	2,829,826
5,800,000	3.950		06/06/25	5,609,354
ZF North America Capital, Inc.(b)
900,000	4.750		04/29/25	866,070

				28,246,133

Banks – 22.6%
Banco do Brasil SA
3,350,000	4.750		03/20/24	3,314,155
Banco Santander SA
1,600,000	2.746		05/28/25	1,507,264
Bank of America Corp.
9,025,000	4.000		01/22/25	8,780,874
23,950,000	3.950		04/21/25	23,121,569
(Secured Overnight Financing Rate + 0.910%)
20,250,000	0.981	(a)(c)	09/25/25	19,186,470
(Secured Overnight Financing Rate + 1.110%)
7,898,000	3.841	(a)(c)	04/25/25	7,785,927
Bank of New York Mellon Corp.(a)(c) (Secured Overnight Financing Rate + 1.026%)
4,600,000	4.947		04/26/27	4,490,290
Barclays PLC(a)(c)
(3 mo. USD LIBOR + 1.610%)
1,850,000	3.932		05/07/25	1,821,787
(Secured Overnight Financing Rate + 2.714%)
3,600,000	2.852		05/07/26	3,397,320

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
BNP Paribas SA(b)
$10,000,000	4.375%		09/28/25	$9,619,600
(Secured Overnight Financing Rate + 2.074%)
3,275,000	2.219	(a)(c)	06/09/26	3,054,756
BPCE SA(b)
1,190,000	5.700		10/22/23	1,188,870
850,000	2.375		01/14/25	805,792
(Secured Overnight Financing Rate + 1.520%)
3,675,000	1.652	(a)(c)	10/06/26	3,333,850
Canadian Imperial Bank of Commerce
2,065,000	5.144		04/28/25	2,038,072
3,860,000	5.615		07/17/26	3,840,005
Citigroup, Inc.
1,525,000	3.875		03/26/25	1,473,272
1,375,000	4.400		06/10/25	1,333,613
1,800,000	4.600		03/09/26	1,737,648
(Secured Overnight Financing Rate + 0.694%)
15,075,000	2.014	(a)(c)	01/25/26	14,232,157
(Secured Overnight Financing Rate + 1.372%)
7,355,000	4.140	(a)(c)	05/24/25	7,250,338
(Secured Overnight Financing Rate + 2.842%)
14,275,000	3.106	(a)(c)	04/08/26	13,627,914
Credit Agricole SA
5,700,000	4.375		03/17/25	5,507,739
Credit Suisse AG
11,225,000	3.700		02/21/25	10,814,277
675,000	2.950		04/09/25	641,237
Deutsche Bank AG
1,534,000	0.962		11/08/23	1,524,980
6,025,000	3.700		05/30/24	5,901,548
Fifth Third Bancorp(a)
690,000	2.375		01/28/25	654,907
First Horizon Corp.(a)
1,500,000	4.000		05/26/25	1,412,625
First-Citizens Bank & Trust Co.(a)(c) (3 mo. USD Term SOFR + 1.715%)
1,050,000	2.969		09/27/25	1,000,157
HSBC Holdings PLC(a)(c) (Secured Overnight Financing Rate + 1.538%)
8,675,000	1.645		04/18/26	8,059,595
ING Groep NV(b)
5,000,000	4.625		01/06/26	4,848,100
(1 yr. CMT + 1.100%)
4,750,000	1.400	(a)(c)	07/01/26	4,362,827
JPMorgan Chase & Co.(a)(c)
(3 mo. USD Term SOFR + 1.585%)
22,175,000	2.005		03/13/26	20,883,528
(Secured Overnight Financing Rate + 0.420%)
713,000	0.563		02/16/25	696,658
(Secured Overnight Financing Rate + 0.605%)
6,525,000	1.561		12/10/25	6,166,712
(Secured Overnight Financing Rate + 0.800%)
9,200,000	1.045		11/19/26	8,268,408
(Secured Overnight Financing Rate + 1.850%)
6,360,000	2.083		04/22/26	5,970,068
Lloyds Banking Group PLC
1,525,000	4.500		11/04/24	1,489,117

36                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION BOND FUND

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
Macquarie Group Ltd.(a)(b)(c) (Secured Overnight Financing Rate + 1.069%)
$2,100,000	1.340%	01/12/27	$1,876,791
Mitsubishi UFJ Financial Group, Inc.
3,025,000	1.412	07/17/25	2,788,354
Morgan Stanley(a)(c)
(Secured Overnight Financing Rate + 0.509%)
6,094,000	0.791	01/22/25	5,974,070
(Secured Overnight Financing Rate + 0.525%)
3,700,000	0.790	05/30/25	3,553,073
(Secured Overnight Financing Rate + 0.720%)
4,025,000	0.985	12/10/26	3,589,978
(Secured Overnight Financing Rate + 0.745%)
2,125,000	0.864	10/21/25	2,001,325
(Secured Overnight Financing Rate + 1.990%)
20,275,000	2.188	04/28/26	19,041,469
Royal Bank of Canada
8,630,000	4.950	04/25/25	8,500,464
Santander Holdings USA, Inc.(a)(c) (Secured Overnight Financing Rate Index + 1.380%)
4,171,000	4.260	06/09/25	4,081,449
Santander U.K. Group Holdings PLC(a)(c) (Secured Overnight Financing Rate + 0.787%)
9,700,000	1.089	03/15/25	9,430,825
Standard Chartered PLC(a)(b)(c) (1 yr. CMT + 0.780%)
2,275,000	0.991	01/12/25	2,237,440
Sumitomo Mitsui Financial Group, Inc.
1,925,000	1.474	07/08/25	1,780,356
UBS Group AG(a)(b)(c) (Secured Overnight Financing Rate + 2.044%)
9,600,000	2.193	06/05/26	8,919,936
Wells Fargo & Co.(a)(c)
(Secured Overnight Financing Rate + 1.560%)
9,910,000	4.540	08/15/26	9,622,015
(Secured Overnight Financing Rate + 2.000%)
7,200,000	2.188	04/30/26	6,759,000
Westpac New Zealand Ltd.(b)
2,265,000	4.902	02/15/28	2,185,091

			317,485,662

Building Materials(a) – 1.1%
Carrier Global Corp.
15,325,000	2.242	02/15/25	14,562,121
JELD-WEN, Inc.(b)
125,000	4.875	12/15/27	110,263
Summit Materials LLC/Summit Materials Finance Corp.(b)
115,000	6.500	03/15/27	112,519

			14,784,903

Chemicals(a) – 0.5%
International Flavors & Fragrances, Inc.(b)
5,225,000	1.230	10/01/25	4,682,802
OCI NV(b)
1,043,000	4.625	10/15/25	991,288
Sasol Financing USA LLC
450,000	5.875	03/27/24	443,592

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Chemicals(a) – (continued)
SNF Group SACA(b)
$1,650,000	3.125%	03/15/27	$1,455,234

			7,572,916

Commercial Services – 0.6%
Global Payments, Inc.(a)
3,175,000	1.200	03/01/26	2,832,227
Prime Security Services Borrower LLC/Prime Finance, Inc.(b)
5,920,000	5.250	04/15/24	5,886,493

			8,718,720

Computers(a) – 0.8%
Dell International LLC/EMC Corp.
10,665,000	5.850	07/15/25	10,648,043
NetApp, Inc.
1,300,000	1.875	06/22/25	1,215,240

			11,863,283

Diversified Financial Services – 3.0%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust(a)
5,925,000	3.500	01/15/25	5,713,537
640,000	6.500	07/15/25	640,314
Air Lease Corp.(a)
1,500,000	2.300	02/01/25	1,421,085
1,100,000	3.375	07/01/25	1,043,955
5,175,000	1.875	08/15/26	4,590,173
Aviation Capital Group LLC(a)(b)
1,725,000	1.950	01/30/26	1,548,256
Avolon Holdings Funding Ltd.(a)(b)
1,075,000	3.950	07/01/24	1,052,629
2,075,000	2.875	02/15/25	1,957,825
Capital One Financial Corp.(a)
6,050,000	3.200	02/05/25	5,793,177
Nomura Holdings, Inc.
2,695,000	5.099	07/03/25	2,639,672
OneMain Finance Corp.(a)
2,195,000	6.125	03/15/24	2,186,374
Rocket Mortgage LLC/Rocket Mortgage Co.-Issuer, Inc.(a)(b)
10,460,000	2.875	10/15/26	9,206,683
Synchrony Financial(a)
4,260,000	4.875	06/13/25	4,067,405

			41,861,085

Electrical – 1.7%
Avangrid, Inc.(a)
1,375,000	3.200	04/15/25	1,314,844
DTE Energy Co.(a)
3,375,000	1.050	06/01/25	3,112,864
Enel Finance International NV(a)(b)
7,875,000	1.375	07/12/26	6,958,665
Entergy Corp.(a)
2,800,000	0.900	09/15/25	2,542,120
NRG Energy, Inc.(a)(b)
4,525,000	3.750	06/15/24	4,429,115
Vistra Operations Co. LLC(a)(b)
3,325,000	3.550	07/15/24	3,244,635

The accompanying notes are an integral part of these financial statements.                37

GOLDMAN SACHS SHORT DURATION BOND FUND

Schedule of Investments (continued)

September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Electrical – (continued)
$2,965,000	5.000%		07/31/27	$2,726,406

				24,328,649

Electronics(b) – 0.2%
Sensata Technologies BV
3,000,000	5.000		10/01/25	2,908,110

Energy-Alternate Sources(a)(b) – 0.0%
Greenko Dutch BV
185,000	3.850		03/29/26	166,124
Greenko Wind Projects Mauritius Ltd.
200,000	5.500		04/06/25	191,588

				357,712

Engineering & Construction(a) – 0.2%
AECOM
2,750,000	5.125		03/15/27	2,598,915

Entertainment – 0.7%
Caesars Entertainment, Inc.(a)(b)
1,895,000	6.250		07/01/25	1,870,725
Six Flags Theme Parks, Inc.(a)(b)
1,125,000	7.000		07/01/25	1,123,043
Warnermedia Holdings, Inc.
6,900,000	3.638		03/15/25	6,652,290

				9,646,058

Environmental – 0.9%
GFL Environmental, Inc.(a)(b)
3,880,000	3.750		08/01/25	3,683,944
4,860,000	5.125		12/15/26	4,629,101
Veralto Corp.(b)
3,650,000	5.500		09/18/26	3,634,195

				11,947,240

Food & Drug Retailing – 0.5%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC(a)(b)
3,630,000	3.250		03/15/26	3,357,024
110,000	7.500		03/15/26	111,537
Performance Food Group, Inc.(a)(b)
3,020,000	6.875		05/01/25	3,019,577

				6,488,138

Gas(a) – 0.7%
NiSource, Inc.
11,050,000	0.950		08/15/25	10,068,428

Healthcare Providers & Services – 1.9%
Centene Corp.(a)
1,900,000	4.250		12/15/27	1,750,318
8,410,000	2.450		07/15/28	7,104,684
HCA, Inc.
8,810,000	5.375		02/01/25	8,719,169
6,000,000	5.875	(a)	02/15/26	5,968,980
3,650,000	5.625	(a)	09/01/28	3,556,523

				27,099,674

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Housewares(a) – 0.2%
Newell Brands, Inc.
$2,770,000	4.875%		06/01/25	$2,657,039

Insurance – 0.7%
American International Group, Inc.(a)
1,333,000	2.500		06/30/25	1,256,619
Athene Global Funding(b)
305,000	1.450		01/08/26	271,343
Equitable Financial Life Global Funding(b)
1,550,000	1.400		07/07/25	1,422,652
Great-West Lifeco U.S. Finance 2020 LP(a)(b)
2,000,000	0.904		08/12/25	1,809,500
Jackson National Life Global Funding(b)(c) (Secured Overnight Financing Rate + 1.150%)
5,437,000	6.495		06/28/24	5,436,783

				10,196,897

Internet – 1.5%
Gen Digital, Inc.(a)(b)
3,110,000	6.750		09/30/27	3,047,085
Netflix, Inc.
3,265,000	5.875		02/15/25	3,261,702
4,000,000	3.625	(a)(b)	06/15/25	3,853,360
Prosus NV(a)(b)
7,030,000	3.257		01/19/27	6,230,338
Uber Technologies, Inc.(a)(b)
4,340,000	7.500		05/15/25	4,366,691

				20,759,176

Investment Companies – 0.4%
Blackstone Private Credit Fund
6,000,000	4.700		03/24/25	5,820,000

Iron/Steel – 0.0%
POSCO(b)
310,000	5.750		01/17/28	308,075
Steel Dynamics, Inc.(a)
345,000	2.400		06/15/25	323,986

				632,061

Leisure Time(a)(b) – 0.3%
NCL Corp. Ltd.
2,245,000	5.875		02/15/27	2,132,234
Royal Caribbean Cruises Ltd.
1,753,000	11.500		06/01/25	1,850,361

				3,982,595

Lodging – 0.7%
Marriott International, Inc.(a)
4,918,000	5.750		05/01/25	4,907,131
MGM Resorts International(a)
2,040,000	6.750		05/01/25	2,026,965
3,511,000	5.750		06/15/25	3,431,230

				10,365,326

Machinery-Diversified(a) – 0.3%
Husky III Holding Ltd.(b)(d)
1,104,000	13.000		02/15/25	1,094,903

38                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION BOND FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Machinery-Diversified(a) – (continued)
Otis Worldwide Corp.
$4,000,000	2.056%		04/05/25	$3,775,480

				4,870,383

Media – 1.0%
Charter Communications Operating LLC/Charter Communications Operating Capital(a)
8,925,000	4.908		07/23/25	8,721,867
(3 mo. USD Term SOFR + 1.912%)
1,275,000	7.284	(c)	02/01/24	1,279,552
DISH DBS Corp.
5,065,000	5.875		11/15/24	4,713,945

				14,715,364

Mining(a)(b) – 0.3%
Glencore Funding LLC
4,200,000	1.625		09/01/25	3,872,946

Miscellaneous Manufacturing(a) – 0.2%
Amsted Industries, Inc.(b)
2,754,000	5.625		07/01/27	2,599,914
Hillenbrand, Inc.
890,000	5.750		06/15/25	877,157

				3,477,071

Multi-National – 0.1%
African Export-Import Bank(a)(b)
1,050,000	2.634		05/17/26	935,351
1,130,000	3.798		05/17/31	877,648

				1,812,999

Office & Business Equipment(a)(b) – 0.3%
Xerox Holdings Corp.
4,495,000	5.000		08/15/25	4,268,722

Oil Field Services – 1.3%
Canadian Natural Resources Ltd.(a)
1,875,000	2.050		07/15/25	1,748,625
Continental Resources, Inc.(a)
6,800,000	3.800		06/01/24	6,681,952
Devon Energy Corp.(a)
120,000	5.250		09/15/24	119,085
EQT Corp.(a)
2,625,000	6.125		02/01/25	2,616,731
Petroleos Mexicanos(a)
210,000	6.875		10/16/25	200,607
QatarEnergy(a)
2,160,000	1.375		09/12/26	1,924,063
Saudi Arabian Oil Co.(a)
2,130,000	1.625		11/24/25	1,944,903
Sunoco LP/Sunoco Finance Corp.(b)
2,300,000	7.000		09/15/28	2,268,904
USA Compression Partners LP/USA Compression Finance Corp.(a)
120,000	6.875		04/01/26	117,578

				17,622,448

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Packaging(a) – 0.4%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC(b)
$1,165,000	6.000%	06/15/27	$1,118,854
Berry Global, Inc.
3,200,000	1.570	01/15/26	2,892,000
Silgan Holdings, Inc.(b)
1,925,000	1.400	04/01/26	1,708,746

			5,719,600

Pharmaceuticals(a) – 1.1%
Herbalife Nutrition Ltd./HLF Financing, Inc.(b)
7,435,000	7.875	09/01/25	7,082,804
Perrigo Finance Unlimited Co.
5,000,000	3.900	12/15/24	4,821,700
PRA Health Sciences, Inc.(b)
3,144,000	2.875	07/15/26	2,837,995

			14,742,499

Pipelines – 2.1%
Cheniere Energy Partners LP
2,835,000	4.500	10/01/29	2,566,384
DCP Midstream Operating LP(a)
4,645,000	5.375	07/15/25	4,581,735
2,690,000	5.625	07/15/27	2,653,201
Energy Transfer LP/Regency Energy Finance Corp.(a)
150,000	4.500	11/01/23	149,666
MPLX LP(a)
1,225,000	4.875	12/01/24	1,207,666
8,300,000	1.750	03/01/26	7,525,942
NGPL PipeCo LLC(a)(b)
410,000	4.875	08/15/27	386,691
NuStar Logistics LP(a)
7,500,000	5.750	10/01/25	7,292,925
Targa Resources Partners LP/Targa Resources Partners Finance Corp.(a)
2,720,000	6.875	01/15/29	2,723,536

			29,087,746

Real Estate(a)(e) – 0.0%
Sunac China Holdings Ltd.
200,000	6.500	01/10/25	27,000
Zhenro Properties Group Ltd.
200,000	6.700	08/04/26	2,000

			29,000

Real Estate Investment Trust – 1.7%
American Tower Corp.(a)
1,150,000	2.400	03/15/25	1,090,062
1,400,000	1.300	09/15/25	1,279,936
Crown Castle, Inc.(a)
1,750,000	1.350	07/15/25	1,611,890
MPT Operating Partnership LP/MPT Finance Corp.(a)
7,785,000	5.250	08/01/26	6,626,826
Retail Opportunity Investments Partnership LP
3,250,000	6.750	10/15/28	3,204,825
VICI Properties LP/VICI Note Co., Inc.(a)(b)
4,830,000	5.625	05/01/24	4,806,526

The accompanying notes are an integral part of these financial statements.                39

GOLDMAN SACHS SHORT DURATION BOND FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Real Estate Investment Trust – (continued)
$4,590,000	3.500%		02/15/25	$4,396,256
WP Carey, Inc.(a)
230,000	4.000		02/01/25	223,645

				23,239,966

Retailing(a) – 0.5%
Murphy Oil USA, Inc.
3,670,000	5.625		05/01/27	3,558,248
Penske Automotive Group, Inc.
3,310,000	3.500		09/01/25	3,127,619

				6,685,867

Semiconductors(a) – 0.2%
NXP BV/NXP Funding LLC/NXP USA, Inc.
250,000	2.700		05/01/25	237,403
Skyworks Solutions, Inc.
2,425,000	1.800		06/01/26	2,157,231

				2,394,634

Software – 1.0%
Fair Isaac Corp.(a)(b)
2,705,000	5.250		05/15/26	2,614,031
Infor, Inc.(a)(b)
1,075,000	1.750		07/15/25	989,247
Oracle Corp.
2,825,000	2.500	(a)	04/01/25	2,689,230
3,575,000	5.800		11/10/25	3,587,048
PTC, Inc.(a)(b)
2,085,000	3.625		02/15/25	2,002,976
VMware, Inc.(a)
2,575,000	1.000		08/15/24	2,467,005

				14,349,537

Telecommunication Services – 1.9%
CommScope Technologies LLC(a)(b)
112,000	6.000		06/15/25	106,669
Telecom Italia SpA (b)
5,615,000	5.303		05/30/24	5,516,232
T-Mobile USA, Inc.(a)
21,574,000	3.500		04/15/25	20,812,222

				26,435,123

Toys/Games/Hobbies(a)(b) – 0.2%
Mattel, Inc.
2,815,000	5.875		12/15/27	2,732,070

Trucking & Leasing(a)(b) – 0.3%
Penske Truck Leasing Co. LP/PTL Finance Corp.
4,950,000	1.200		11/15/25	4,451,535

TOTAL CORPORATE OBLIGATIONS (Cost $852,225,775)				$802,877,822

Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Obligations – 14.5%

Collateralized Mortgage Obligations – 2.8%
Interest Only – 0.4%
Federal Home Loan Mortgage Corp. REMICS Series 4314,
Class SE (-1X 30 Day USD SOFR Average + 5.936%)
$209,171	0.622	%(c)	03/15/44	$15,949
Federal Home Loan Mortgage Corp. REMICS Series 4468,
Class SY (-1X 30 Day USD SOFR Average + 5.986%)
341,131	0.672	(c)	05/15/45	28,602
Federal Home Loan Mortgage Corp. REMICS Series 4583,
Class ST (-1X 30 Day USD SOFR Average + 5.886%)
241,732	0.572	(c)	05/15/46	20,887
Federal Home Loan Mortgage Corp. REMICS Series 4998,
Class GI
3,773,551	4.000		08/25/50	763,232
Federal Home Loan Mortgage Corp. REMICS Series 5012,
Class DI
613,008	4.000		09/25/50	120,160
Federal Home Loan Mortgage Corp. REMICS Series 5020,
Class IH
1,598,211	3.000		08/25/50	255,400
Federal National Mortgage Association REMICS Series 2010-
135, Class AS (-1X 30 Day USD SOFR Average + 5.836%)
67,170	0.521	(c)	12/25/40	4,007
Federal National Mortgage Association REMICS Series 2016-1,
Class SJ (-1X 30 Day USD SOFR Average + 6.036%)
328,307	0.721	(c)	02/25/46	29,473
Federal National Mortgage Association REMICS Series 2017-31,
Class SG (-1X 30 Day USD SOFR Average + 5.986%)
401,577	0.671	(c)	05/25/47	36,327
Federal National Mortgage Association REMICS Series 2018-17,
Class CS (-1X 30 Day USD SOFR Average + 3.336%)
1,618,139	0.000	(c)	03/25/48	18,531
Federal National Mortgage Association REMICS Series 2020-49,
Class IO
354,433	4.000		07/25/50	70,553
Federal National Mortgage Association REMICS Series 2020-49,
Class KS (-1X 30 Day USD SOFR Average + 5.986%)
2,643,924	0.671	(c)	07/25/50	234,207
Federal National Mortgage Association REMICS Series 2020-60,
Class NI
569,302	4.000		09/25/50	111,593
Federal National Mortgage Association REMICS Series 2020-62,
Class GI
2,748,365	4.000		06/25/48	533,329
Government National Mortgage Association REMICS Series 2013-124, Class CS (-1X 1 mo. USD Term SOFR + 5.936%)
230,334	0.611	(a)(c)	08/20/43	18,514
Government National Mortgage Association REMICS Series 2014-132, Class SL (-1X 1 mo. USD Term SOFR + 5.986%)
160,016	0.661	(a)(c)	10/20/43	6,089
Government National Mortgage Association REMICS Series 2014-162, Class SA (-1X 1 mo. USD Term SOFR + 5.486%)
84,989	0.161	(a)(c)	11/20/44	5,149

40                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION BOND FUND

Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Interest Only – (continued)
Government National Mortgage Association REMICS Series 2015-123, Class SP (-1X 1 mo. USD Term SOFR + 6.136%)
$148,348	0.811	%(a)(c)	09/20/45	$12,647
Government National Mortgage Association REMICS Series 2016-27, Class IA
83,476	4.000	(a)	06/20/45	10,679
Government National Mortgage Association REMICS Series 2017-112, Class SJ (-1X 1 mo. USD Term SOFR + 5.546%)
142,522	0.221	(a)(c)	07/20/47	9,286
Government National Mortgage Association REMICS Series 2018-122, Class HS (-1X 1 mo. USD Term SOFR + 6.086%)
326,790	0.761	(a)(c)	09/20/48	27,097
Government National Mortgage Association REMICS Series 2018-122, Class SE (-1X 1 mo. USD Term SOFR + 6.086%)
304,355	0.761	(a)(c)	09/20/48	25,009
Government National Mortgage Association REMICS Series 2019-1, Class SN (-1X 1 mo. USD Term SOFR + 5.936%)
324,289	0.611	(a)(c)	01/20/49	24,679
Government National Mortgage Association REMICS Series 2019-110, Class PS (-1X 1 mo. USD Term SOFR + 5.936%)
3,174,397	0.611	(a)(c)	09/20/49	262,058
Government National Mortgage Association REMICS Series 2019-153, Class EI
7,286,465	4.000	(a)	12/20/49	1,368,636
Government National Mortgage Association REMICS Series 2019-78, Class SE (-1X 1 mo. USD Term SOFR + 5.986%)
142,219	0.661	(a)(c)	06/20/49	10,466
Government National Mortgage Association REMICS Series 2020-146, Class KI
3,832,393	2.500	(a)	10/20/50	501,380
Government National Mortgage Association REMICS Series 2020-55, Class AS (-1X 1 mo. USD Term SOFR + 5.936%)
8,138,433	0.611	(a)(c)	04/20/50	683,547
Government National Mortgage Association REMICS Series 2020-61, Class GI
1,865,036	5.000	(a)	05/20/50	382,267
Government National Mortgage Association REMICS Series 2020-78, Class DI
1,436,537	4.000	(a)	06/20/50	282,647

				5,872,400

Sequential Fixed Rate – 0.3%
Federal National Mortgage Association REMICS Series 2012- 111, Class B
9,708	7.000		10/25/42	10,193
Federal National Mortgage Association REMICS Series 2012- 153, Class B
32,806	7.000		07/25/42	34,216
GCAT Trust Series 2022-NQM4, Class A1
492,304	5.269	(a)(b)(f)	08/25/67	477,858

Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Sequential Fixed Rate – (continued)
OBX Trust Series 2022-NQM7, Class A1
$483,804	5.110	%(a)(b)(f)	08/25/62	$467,945
Verus Securitization Trust Series 2022-1, Class A1
4,308,525	2.724	(a)(b)(f)	01/25/67	3,725,049

				4,715,261

Sequential Floating Rate(a)(b)(c) – 2.1%
Bellemeade RE Ltd. Series 2021-2A, Class M1B (30 Day USD SOFR Average + 1.500%)
1,400,000	6.815		06/25/31	1,398,111
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2020-DNA2, Class M2 (30 Day USD SOFR Average + 1.964%)
697,053	7.279		02/25/50	701,737
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2020-DNA3, Class B1 (30 Day USD SOFR Average + 5.214%)
425,735	10.529		06/25/50	460,822
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2020-DNA5, Class B1 (30 Day USD SOFR Average + 4.800%)
3,231,000	10.115		10/25/50	3,513,033
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2020-DNA5, Class M2 (30 Day USD SOFR Average + 2.800%)
550,252	8.115		10/25/50	557,864
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2020-HQA5, Class M2 (30 Day USD SOFR Average + 2.600%)
2,089,965	7.915		11/25/50	2,118,879
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2021-DNA1, Class M2 (30 Day USD SOFR Average + 1.800%)
190,322	7.115		01/25/51	190,788
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2021-DNA6, Class B1 (30 Day USD SOFR Average + 3.400%)
2,046,000	8.715		10/25/41	2,067,765
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2021-HQA2, Class M2 (30 Day USD SOFR Average + 2.050%)
1,150,000	7.365		12/25/33	1,121,745
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2022-DNA1, Class M1A (30 Day USD SOFR Average + 1.000%)
1,655,830	6.315		01/25/42	1,640,563
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2022-DNA3, Class M1A (30 Day USD SOFR Average + 2.000%)
1,799,752	7.315		04/25/42	1,812,832
Federal Home Loan Mortgage Corp. STACR Series 2023-HQA2, Class M1B (30 Day USD SOFR Average + 3.350%)
1,074,000	8.665		06/25/43	1,100,929
Federal National Mortgage Association Connecticut Avenue Securities Series 2021-R01, Class 1B1 (30 Day USD SOFR Average + 3.100%)
2,311,000	8.415		10/25/41	2,310,978

The accompanying notes are an integral part of these financial statements.                41

GOLDMAN SACHS SHORT DURATION BOND FUND

Schedule of Investments (continued)

September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Sequential Floating Rate(a)(b)(c) – (continued)
Federal National Mortgage Association Connecticut Avenue Securities Series 2021-R02, Class 2B1 (30 Day USD SOFR Average + 3.300%)
$4,100,000	8.615%		11/25/41	$4,111,382
Federal National Mortgage Association Connecticut Avenue Securities Series 2022-R02, Class 2M2 (30 Day USD SOFR Average + 3.000%)
1,910,000	8.315		01/25/42	1,910,434
Federal National Mortgage Association Connecticut Avenue Securities Series 2023-R03, Class 2M2 (30 Day USD SOFR Average + 3.900%)
298,099	9.215		04/25/43	311,408
Federal National Mortgage Association Connecticut Avenue Securities Series 2023-R05, Class 1M2 (30 Day USD SOFR Average + 3.100%)
560,000	8.415		06/25/43	574,330
JP Morgan Mortgage Trust Series 2021-LTV2, Class A1
4,537,359	2.520		05/25/52	3,500,143
New Residential Mortgage Loan Trust Series 2015-1A, Class A1
82,256	3.750		05/28/52	75,391

				29,479,134

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS				40,066,795

Commercial Mortgage-Backed Securities – 1.2%
Sequential Fixed Rate – 0.9%
Bank Series 2023-BNK46, Class A4
$4,100,000	5.745%		08/15/56	$4,054,023
BBCMS Mortgage Trust Series 2023-C19, Class A5
2,900,000	5.451	(a)	04/15/56	2,806,837
BBCMS Mortgage Trust Series 2023-C19, Class ASB
800,000	5.700	(a)	04/15/56	787,711
BX Trust Series 2022, Class A
3,900,000	5.760	(b)	10/13/27	3,770,700
Citigroup Commercial Mortgage Trust Series 2017-P8, Class D
1,500,000	3.000	(a)(b)	09/15/50	963,029
Wells Fargo Commercial Mortgage Trust Series 2017-RC1, Class D
900,000	3.250	(a)(b)	01/15/60	645,479

				13,027,779

Sequential Floating Rate(c) –0.3%
BX Commercial Mortgage Trust Series 2023-VLT2, Class A (1 mo. USD Term SOFR + 2.281%)
1,500,000	7.613	(b)	06/15/40	1,497,492
Citigroup Commercial Mortgage Trust Series 2015-P1, Class C
1,949,000	4.514	(a)	09/15/48	1,725,955

				3,223,447

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES				$16,251,226

Federal Agencies – 10.5%
Government National Mortgage Association – 2.7%
$1,244,934	4.500%		08/20/47	$1,176,155
202,684	5.000		03/20/48	195,390
1,923,921	4.000		05/20/48	1,757,738

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Government National Mortgage Association – (continued)
$690,125	4.500%	06/20/48	$647,468
697,939	4.500	07/20/48	654,363
122,603	5.000	08/20/48	118,274
1,065,153	4.500	09/20/48	998,650
740,926	4.500	10/20/48	694,203
407,078	5.000	11/20/48	392,448
925,876	4.500	12/20/48	867,201
1,894,954	5.000	12/20/48	1,826,848
2,254,441	4.500	01/20/49	2,110,162
2,449,236	5.000	01/20/49	2,357,382
700,519	4.500	02/20/49	655,687
947,492	4.500	03/20/49	886,855
269,242	5.000	03/20/49	259,565
23,094	5.000	04/20/49	22,264
1,178,950	3.000	08/20/49	1,010,639
36,124	5.000	08/20/49	34,848
503,853	4.500	10/20/49	471,056
912,021	5.000	12/20/49	879,043
58,716	5.000	02/20/50	56,603
358,968	3.000	06/20/51	305,211
6,549,951	3.000	11/20/51	5,519,199
4,273,674	3.000	12/20/51	3,630,265
11,000,000	6.500	TBA-30yr(g)	11,057,738

			38,585,255

Uniform Mortgage-Backed Security – 7.8%
3,004	5.000	03/01/25	2,967
4,759	5.000	11/01/26	4,683
4,868	5.000	07/01/27	4,786
11,486,743	4.000	12/01/44	10,486,109
8,951,298	4.000	08/01/45	8,146,356
9,244,818	4.000	08/01/45	8,419,260
77,130	4.500	07/01/47	72,204
448,388	4.500	02/01/48	419,333
3,191,321	4.500	05/01/48	2,980,540
1,141,174	4.500	06/01/48	1,065,801
44,412	4.500	07/01/48	41,495
388,029	4.500	07/01/48	362,279
302,875	4.500	07/01/48	282,776
162,184	4.500	08/01/48	151,421
38,414	4.500	09/01/48	35,865
1,034,565	4.500	09/01/48	965,911
4,279,194	4.500	09/01/48	3,995,223
65,981	4.500	12/01/48	61,581
211,268	4.500	01/01/49	196,984
361,872	4.500	01/01/49	337,745
4,964,782	4.000	01/01/49	4,504,362
224,478	4.500	02/01/49	209,301
4,989,517	4.500	03/01/49	4,652,172
1,242,140	4.500	03/01/49	1,158,158
1,837,294	4.500	04/01/49	1,710,404
207,322	4.500	04/01/49	193,072
37,457	4.500	09/01/49	34,869
84,311	4.500	09/01/49	78,497
313,023	4.500	02/01/50	291,860
47,122	4.500	03/01/50	43,872
743,905	4.500	12/01/50	692,774
10,346,523	5.500	11/01/52	10,077,503

42                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION BOND FUND

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Uniform Mortgage-Backed Security – (continued)
$4,831,541	6.000%	11/01/52	$4,844,482
4,521,781	6.000	11/01/52	4,519,762
1,912,815	5.500	12/01/52	1,861,287
5,556,294	6.000	12/01/52	5,538,186
950,030	6.000	01/01/53	946,934
2,843,124	6.000	01/01/53	2,824,973
967,634	5.500	04/01/53	940,056
972,375	6.000	04/01/53	972,245
955,107	6.000	04/01/53	951,994
971,701	6.000	04/01/53	967,320
3,003,348	6.500	09/01/53	3,027,976
7,000,000	3.500	TBA-30yr(g)	6,018,905
14,000,000	6.500	TBA-30yr(g)	14,066,917

			109,161,200

TOTAL FEDERAL AGENCIES			$147,746,455

TOTAL MORTGAGE-BACKED OBLIGATIONS (Cost $217,703,999)			$204,064,476

Asset-Backed Securities – 11.7%

Automotive(a) – 2.6%
Ford Credit Floorplan Master Owner Trust A Series 2019-4, Class A
$3,750,000	2.440%	09/15/26 $	3,623,135
GMF Floorplan Owner Revolving Trust Series 2019-2, Class A(b)
2,785,000	2.900	04/15/26	2,738,666
Nissan Auto Receivables Owner Trust Series 2023 A, Class A2A
3,700,000	5.340	02/17/26	3,682,532
Tesla Auto Lease Trust Series 2021-A, Class A4(b)
4,619,971	0.660	03/20/25	4,598,787
Tesla Auto Lease Trust Series 2021-B, Class A3(b)
10,200,000	0.600	09/22/25	9,944,447
Toyota Auto Receivables Owner Trust Series 2021-D, Class A3
8,303,680	0.710	04/15/26	7,992,146
Toyota Lease Owner Trust Series 2021-B, Class A3(b)
635,336	0.420	10/21/24	631,813
World Omni Auto Receivables Trust Series 2023-B, Class A2A
3,600,000	5.250	11/16/26	3,580,364

			36,791,890

Collateralized Loan Obligations(b)(c) – 8.1%
37 Capital CLO 1 Ltd. Series 2021-1A, Class A (3 mo. USD Term SOFR + 1.462%)
3,700,000	6.770	10/15/34	3,648,433
AMMC CLO XI Ltd. Series 2021-11A, Class A1R2 (3 mo. USD Term SOFR + 1.272%)
3,548,010	6.641	04/30/31	3,541,393
Anchorage Capital CLO 15 Ltd. Series 2020-15A, Class AR(a) (3 mo. USD Term SOFR + 1.462%)
7,600,000	6.788	07/20/34	7,494,216
Atlas Senior Loan Fund XVII Ltd. Series 2021-17A, Class A(a) (3 mo. USD Term SOFR + 1.462%)
8,200,000	6.788	10/20/34	8,080,952

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities – (continued)

Collateralized Loan Obligations(b)(c) – (continued)
Bain Capital Credit CLO Ltd. Series 2023-3A, Class A(a)(h) (3 mo.USD Term SOFR + 1.800%)
$3,600,000	7.171%	07/24/36	$3,590,417
Cathedral Lake VII Ltd. Series 2021-7RA, Class D(a) (3 mo. USD Term SOFR + 4.542%)
750,000	9.852	01/15/32	714,716
CIFC Funding Ltd. Series 2018-2A, Class A1 (3 mo. USD Term SOFR + 1.302%)
2,850,000	6.628	04/20/31	2,844,383
CQS U.S. CLO Ltd. Series 2021-1A, Claas A(a) (3 mo. USD Term SOFR + 1.482%)
4,500,000	6.808	01/20/35	4,446,175
Crown City CLO I Series 2020-1A, Class A1AR(a) (3 mo. USD Term SOFR + 1.452%)
2,500,000	6.778	07/20/34	2,476,222
Gulf Stream Meridian 3 Ltd. Series 2021-IIIA, Class A2(a) (3 mo. USD Term SOFR + 2.012%)
3,000,000	7.320	04/15/34	2,963,532
Halsey Point CLO I Ltd. Series 2019-1A, Class A1A1(a) (3 mo. USD Term SOFR + 1.612%)
3,500,000	6.938	01/20/33	3,492,832
HalseyPoint CLO 3 Ltd. Series 2020-3A, Class A1A(a) (3 mo. USD Term SOFR + 1.712%)
5,775,000	7.081	11/30/32	5,759,835
Invesco CLO Ltd. Series 2021-2A, Class A (3 mo. USD Term SOFR + 1.382%)
4,300,000	6.690	07/15/34	4,266,873
Jamestown CLO XVI Ltd. Series 2021-16A, Class A(a) (3 mo. USD Term SOFR + 1.462%)
3,000,000	6.813	07/25/34	2,968,215
LCM 26 Ltd. Series 2026-A, Class A1(a) (3 mo. USD Term SOFR + 1.332%)
7,224,179	6.658	01/20/31	7,204,140
LCM XX LP Series 2020-A, Class AR(a) (3 mo. USD Term SOFR + 1.302%)
40,397	6.628	10/20/27	40,388
Marble Point CLO XVII Ltd. Series 2020-1A, Class A(a) (3 mo. USD Term SOFR + 1.562%)
6,000,000	6.888	04/20/33	5,959,926
MJX Venture Management II LLC Series 2017-28RR, Class A1(a) (3 mo. USD LIBOR + 1.280%)
3,759,783	6.875	07/22/30	3,741,431
Newark BSL CLO 1 Ltd. Series 2016-1A, Class A1R(a) (3 mo. USD Term SOFR + 1.362%)
2,599,224	6.719	12/21/29	2,592,641
Northwoods Capital XVIII Ltd. Series 2019-18A, Class AR(a) (3 mo. USD Term SOFR + 1.362%)
10,600,000	6.741	05/20/32	10,495,007
Pikes Peak CLO 3 Series 2019-3A, Class ARR(a) (3 mo. USD Term SOFR + 1.462%)
4,000,000	6.813	10/25/34	3,976,680
Sycamore Tree CLO Ltd. Series 2023-2A, Class A(a) (3 mo. USD Term SOFR + 2.330%)
2,200,000	7.656	04/20/35	2,205,977
TCW CLO Ltd. Series 2022-1A, Class A1(a) (3 mo. USD Term SOFR + 1.340%)
7,900,000	6.686	04/22/33	7,806,093

The accompanying notes are an integral part of these financial statements.                43

GOLDMAN SACHS SHORT DURATION BOND FUND

     Schedule of Investments (continued)

            September 30, 2023 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value

Asset-Backed Securities – (continued)

Collateralized Loan Obligations(b)(c) – (continued)
TICP CLO XIV Ltd. Series 19-14A, Class A1R(a) (3 mo. USD Term SOFR + 1.342%)
	$8,000,000	6.668%	10/20/32	$7,949,368
Venture 36 CLO Ltd. Series 2019-36A, Class D(a) (3 mo. USD Term SOFR + 4.412%)
	2,500,000	9.738	04/20/32	2,382,187
Zais CLO 13 Ltd. Series 2019-13A, Class A1A(a) (3 mo. USD Term SOFR + 1.752%)
	3,000,000	7.060	07/15/32	2,976,333

				113,618,365

Credit Card(a) – 0.8%
Barclays Dryrock Issuance Trust Series 2023-1, Class A
	7,300,000	4.720	02/15/29	7,168,305
Discover Card Execution Note Trust Series 2023-A1, Class A
	3,800,000	4.310	03/15/28	3,699,870

				10,868,175

Student Loan(a)(c) – 0.2%
Access to Loans for Learning Student Loan Corp. Series 2010-I, Class A3 (90 Day USD SOFR Average + 1.062%)
	914,892	6.116	04/25/37	911,820
Edsouth Indenture No. 5 LLC Series 2014-1, Class A(b) (30 Day USD SOFR Average + 0.814%)
	199,406	6.129	02/25/39	196,981
Illinois Student Assistance Commission Series 2010-1, Class A3 (90 Day USD SOFR Average + 1.162%)
	626,334	6.216	07/25/45	626,330
PHEAA Student Loan Trust Series 2012-1A, Class A1(b) (30 Day USD SOFR Average + 0.664%)
	17,035	5.979	05/25/57	16,818
PHEAA Student Loan Trust Series 2016-1A, Class A(b) (30 Day USD SOFR Average + 1.264%)
	610,047	6.579	09/25/65	608,908

				2,360,857

TOTAL ASSET-BACKED SECURITIES (Cost $165,354,520)				$163,639,287

Sovereign Debt Obligations – 3.4%

Euro(b) – 0.0%
Indonesia Government International Bonds EUR
EUR	250,000	2.150%	07/18/24	$258,889

United States Dollar – 3.4%
Airport Authority(a)(b)
	$660,000	4.750	01/12/28	647,011
Chile Government International Bonds
	2,060,000	3.125	01/21/26	1,959,204
Export-Import Bank of Korea
	720,000	5.000	01/11/28	709,963
Indonesia Government International Bonds(a)
	8,750,000	4.150	09/20/27	8,341,463
	6,030,000	4.550	01/11/28	5,827,211
Korea Hydro & Nuclear Power Co. Ltd.(b)
	3,950,000	4.250	07/27/27	3,780,545

Principal Amount	Interest Rate		Maturity Date	Value

Sovereign Debt Obligations – (continued)

United States Dollar – (continued)
Mexico Government International Bonds(a)
$1,940,000	5.400%		02/09/28	$1,910,318
Panama Government International Bonds(a)
2,010,000	3.750		03/16/25	1,937,419
Peru Government International Bonds(a)
2,120,000	2.392		01/23/26	1,965,388
Perusahaan Penerbit SBSN Indonesia III
3,530,000	2.300	(b)	06/23/25	3,321,871
4,310,000	2.300		06/23/25	4,055,883
7,550,000	1.500	(b)	06/09/26	6,763,668
Philippines Government International Bonds
2,000,000	3.229		03/29/27	1,862,760
Qatar Government International Bonds(b)
1,840,000	3.375		03/14/24	1,818,490
690,000	3.400		04/16/25	667,133
Romania Government International Bonds(b)
1,500,000	3.000		02/27/27	1,362,450
Saudi Government International Bonds(b)
800,000	2.900		10/22/25	756,864

				47,687,641

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $50,573,083)				$47,946,530

U.S. Treasury Obligations – 11.4%

U.S. Treasury Notes
$4,600	2.500%		05/31/24	$4,510
19,670,000	3.000	(i)	06/30/24	19,311,176
34,730,000	3.000		07/31/24	34,020,477
13,800,000	4.250		09/30/24	13,638,820
1,000,000	0.625		10/15/24	951,719
19,960,000	0.750		11/15/24	18,954,983
13,770,000	4.250		12/31/24	13,581,738
492,000	0.750		04/30/26	443,146
65,360,000	0.750		05/31/26	58,686,132
850,000	2.875		08/15/28	784,789

TOTAL U.S. TREASURY OBLIGATIONS (Cost $162,266,135)				$160,377,490

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS – 98.1% (Cost $1,448,123,512)				$1,378,905,605

Short-term Investments(h) – 1.7%

Commercial Paper – 1.7%
Alimentation Couche-Tard, Inc.(b)
$3,510,000	0.000%		10/02/23	$3,508,390
Credit Suisse AG
4,841,000	0.000		11/02/23	4,816,686
EIDP, Inc.(b)
3,498,000	0.000		11/24/23	3,468,927
Glencore Funding LLC(b)
7,159,000	0.000		11/10/23	7,111,393
2,608,000	0.000		02/01/24	2,556,157

44                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION BOND FUND

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investments(h) – (continued)

Commercial Paper – (continued)
HSBC USA, Inc.(b)
$1,939,000	0.000%	09/09/24	$1,825,600

TOTAL SHORT-TERM INVESTMENTS (Cost $23,285,487)			$23,287,153

TOTAL INVESTMENTS – 99.8%
(Cost $1,471,408,999)			$1,402,192,758

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.2%			2,973,957

NET ASSETS – 100.0%			$1,405,166,715

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)

Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on September 30, 2023.

(d)	Pay-in-kind securities.

(e)	Security is currently in default and/or non-income producing.

(f)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on September 30, 2023.

(g)

TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $31,143,560 which represents approximately 2.2% of net assets as of September 30, 2023.

(h)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(i)	All or a portion of security is segregated as collateral for initial margin requirement on futures transactions.

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2023, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

MS & Co. Int. PLC	AUD	372,288	USD	239,066	12/20/23	$983
	CAD	1,156,266	EUR	800,000	12/20/23	3,302
	CLP	1,880,852,007	USD	2,081,930	10/02/23	34,395
	CNH	6,244,088	USD	856,000	12/20/23	2,736
	EUR	782,554	CHF	746,119	12/20/23	7,909
	EUR	881,443	JPY	137,895,612	12/20/23	116
	EUR	832,730	MXN	15,573,701	12/20/23	2,465
	EUR	474,444	USD	500,325	12/20/23	3,251
	GBP	1,403,742	USD	1,711,719	12/20/23	2,006
	ILS	3,271,956	EUR	808,000	12/20/23	3,798
	JPY	62,988,563	USD	427,000	12/20/23	300
	MXN	7,859,220	EUR	418,099	12/20/23	1,022
	NOK	4,598,349	USD	430,000	12/20/23	872
	NZD	718,642	AUD	667,000	12/20/23	654
	NZD	8,384,487	USD	4,991,223	12/20/23	34,191
	SEK	12,526,665	EUR	1,074,927	12/20/23	10,467
	SEK	19,000,958	USD	1,714,413	12/20/23	32,075
	SGD	584,374	USD	428,000	12/20/23	1,084
	USD	571,127	AUD	885,301	12/20/23	289
	USD	2,568,719	CAD	3,459,191	12/20/23	18,529
	USD	6,199,144	CHF	5,560,608	12/20/23	67,828
	USD	1,024,135	CLP	872,010,596	10/02/23	42,953
	USD	704,140	CZK	16,074,805	12/20/23	8,864
	USD	14,092,765	EUR	13,143,436	12/20/23	142,284
	USD	14,693,389	GBP	11,845,206	12/20/23	232,453
	USD	751,320	JPY	108,973,655	12/20/23	12,068
	USD	857,000	KRW	1,144,394,950	10/31/23	9,507
	USD	475,822	KRW	638,268,463	12/20/23	1,871
	USD	1,478,841	NOK	15,737,658	12/20/23	4,200

The accompanying notes are an integral part of these financial statements.                45

GOLDMAN SACHS SHORT DURATION BOND FUND

Schedule of Investments (continued)

September 30, 2023 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

MS & Co. Int. PLC (continued)	ZAR	5,336,740	USD	277,881	12/20/23	$1,944

TOTAL						$684,416

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

MS & Co. Int. PLC	AUD	3,735,061	USD	2,420,311	12/20/23	$(11,959)
	CAD	1,826,943	EUR	1,273,285	12/20/23	(4,607)
	CAD	5,374,529	USD	3,994,822	12/20/23	(32,603)
	CHF	15,969,925	USD	18,077,417	12/20/23	(468,428)
	CLP	134,640,961	USD	151,790	10/02/23	(293)
	CNH	6,236,598	USD	859,000	12/20/23	(1,294)
	CZK	19,716,142	USD	857,000	12/20/23	(4,228)
	EUR	801,000	NZD	1,442,186	12/20/23	(14,220)
	EUR	400,000	SEK	4,778,580	12/20/23	(14,666)
	EUR	931,402	USD	1,003,065	12/20/23	(14,472)
	GBP	2,323,072	USD	2,858,835	12/20/23	(22,769)
	JPY	1,944,798,449	USD	13,378,567	12/20/23	(185,508)
	KRW	607,429,868	USD	452,522	12/20/23	(1,471)
	NOK	6,006,063	USD	566,654	12/20/23	(3,877)
	SGD	2,273,140	USD	1,673,300	12/20/23	(4,218)
	USD	6,373,214	AUD	9,937,791	12/20/23	(34,633)
	USD	3,864,039	CAD	5,269,947	12/20/23	(21,080)
	USD	1,262,739	CLP	1,143,482,372	10/02/23	(23,902)
	USD	964,438	CLP	873,105,523	12/07/23	(12,934)
	USD	151,848	CLP	137,159,141	12/20/23	(1,535)
	USD	839,690	CNH	6,150,054	12/20/23	(6,114)
	USD	855,319	EUR	810,187	12/20/23	(4,616)
	USD	427,000	GBP	351,150	12/20/23	(1,693)
	USD	441,919	KRW	596,943,523	11/06/23	(298)
	USD	918,200	MXN	16,394,043	12/20/23	(9,623)
	USD	3,969,277	NOK	42,404,245	12/20/23	(4,062)
	USD	7,642,890	NZD	12,965,200	12/20/23	(128,067)
	USD	6,724,598	SEK	74,510,046	12/20/23	(124,050)
	USD	452,522	SGD	616,869	12/20/23	(422)
	USD	428,000	ZAR	8,230,440	12/20/23	(3,553)

TOTAL						$(1,161,195)

46                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION BOND FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD SALES CONTRACTS — At September 30, 2023, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value

Government National Mortgage Association, TBA	3.000%	TBA - 30yr	11/20/23	$(12,000,000)	$(10,173,101)
Government National Mortgage Association, TBA	4.000	TBA - 30yr	10/23/23	(1,000,000)	(900,973)
Government National Mortgage Association, TBA	4.500	TBA - 30yr	10/23/23	(2,000,000)	(1,847,328)
Government National Mortgage Association, TBA	5.000	TBA - 30yr	10/23/23	(3,000,000)	(2,843,662)
Uniform Mortgage-Backed Security, TBA	4.500	TBA - 30yr	11/13/23	(16,000,000)	(14,700,617)
Uniform Mortgage-Backed Security, TBA	6.000	TBA - 30yr	10/12/23	(12,000,000)	(11,844,838)
Uniform Mortgage-Backed Security, TBA	6.500	TBA - 30yr	11/13/23	(6,000,000)	(6,025,163)

(PROCEEDS RECEIVABLE: $(48,909,492))					$(48,335,682)

(a)

TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

FUTURES CONTRACTS — At September 30, 2023, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
10 Year U.K. Long Gilt	1	12/27/23	$114,885	$(795)
2 Year U.S. Treasury Notes	2,327	12/29/23	471,708,353	(871,726)
30 Year German Euro-Buxl	1	12/07/23	129,365	(6,514)
5 Year German Euro-Bobl	1	12/07/23	136,005	(498)
5 Year U.S. Treasury Notes	89	12/29/23	9,376,984	23,173
French 10 Year Government Bonds	4	12/07/23	521,013	(5,017)
Ice 3M Sonia Index	72	12/17/24	20,847,237	35,268

Total				$(826,109)

Short position contracts:
10 Year U.S. Treasury Notes	(246)	12/19/23	(26,583,375)	27,839
20 Year U.S. Treasury Bonds	(104)	12/19/23	(11,833,250)	506,550
5 Year German Euro-Bobl	(126)	12/07/23	(15,419,464)	37,204
Ultra 10-Year U.S. Treasury Note	(401)	12/19/23	(44,736,562)	963,419
Ultra Long U.S. Treasury Bonds	(5)	12/19/23	(593,438)	634

Total				$1,535,646

TOTAL FUTURES CONTRACTS				$709,537

The accompanying notes are an integral part of these financial statements.                47

GOLDMAN SACHS SHORT DURATION BOND FUND

Schedule of Investments (continued)

September 30, 2023 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At September 30, 2023, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)(a)		Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

3.720%(b)	3M EURO(c)	03/18/25	EUR	14,710	$8,402	$(124,431)	$132,833
12M CDOR(d)	4.500%(d)	07/10/25	CAD	32,480	(91,642)	(45,000)	(46,642)
4.250(b)	12M SOFR(b)	07/11/25		$21,960	99,503	28,802	70,701
1.750(e)	12M CHFOR(e)	12/20/25	CHF	16,460	(22,339)	20,366	(42,705)
3.500(e)	12M EURO(e)	12/20/25	EUR	45,020	(61,663)	(142,344)	80,681
4.250(e)	12M SOFR(e)	12/20/25		$36,650	383,622	325,377	58,245
12M CDOR(d)	3.750(d)	12/20/25	CAD	83,310	(1,307,487)	(1,136,238)	(171,249)
4.000(c)	3M AUDOR(c)	12/20/25	AUD	99,755	393,772	166,165	227,607
3M STIBOR(c)	4.000(e)	12/20/25	SEK	934,875	125,819	125,338	481
12M GBP(e)	5.250(e)	12/20/25	GBP	28,700	114,530	70,717	43,813
3.500(d)	6M AUDOR(d)	05/17/26	AUD	31,760	359,071	267,173	91,898
12M SOFR (e)	3.000(e)	05/20/26		$16,110	(435,398)	(360,036)	(75,362)
6M JYOR(e)	0.500(e)	08/02/26	JPY	5,772,000	21,869	167,476	(145,607)
12M SOFR (e)	3.350(e)	10/06/27		$113,780	(1,120,471)	51,460	(1,171,931)
12M EURO(e)	2.673(e)	04/22/28	EUR	42,460	(272,793)	93,663	(366,456)
2.852(e)	3M EURO(c)	04/22/28		42,460	278,000	(77,472)	355,472
0.500(e)	12M JYOR(e)	08/03/28	JPY	12,026,010	582,229	185,679	396,550
12M SOFR (e)	3.696(e)	09/22/28		$16,900	(68,364)	(7,580)	(60,784)
12M EURO(e)	3.000(e)	10/19/28	EUR	16,530	(99,839)	51,402	(151,241)
0.500(e)	12M JYOR(e)	12/20/28	JPY	10,926,000	442,816	168,673	274,143
12M SOFR (e)	3.750(e)	12/20/28		$17,680	(435,904)	(250,429)	(185,475)
3M NZDOR(c)	4.750(d)	12/20/28	NZD	14,950	(168,028)	(31,078)	(136,950)
12M GBP(e)	4.750(e)	12/20/28	GBP	12,390	132,847	157,979	(25,132)
4.250(d)	6M AUDOR(d)	12/20/28	AUD	30,380	202,194	(28,431)	230,625
4.250(e)	6M NIBOR(d)	12/20/28	NOK	72,350	36,674	13,664	23,010
12M SOFR (e)	3.984(e)	07/31/30		$32,270	(519,014)	33,467	(552,481)
2.680(e)	12M SOFR(e)	07/28/32		22,490	1,196,294	43,176	1,153,118
6M JYOR(e)	1.250(e)	08/02/33	JPY	2,476,860	(105,295)	53,264	(158,559)
1.250(e)	12M JYOR(e)	08/03/33		1,665,000	70,958	(91,267)	162,225
12M CHFOR(e)	1.750(e)	12/20/33	CHF	5,380	(30,809)	(29,581)	(1,228)
3.250(d)	12M CDOR(d)	12/20/33	CAD	2,280	118,521	86,699	31,822
4.250(e)	12M GBP(e)	12/20/33	GBP	710	5,428	(3,518)	8,946
1.000(e)	12M JYOR(e)	12/20/33	JPY	5,367,000	55,516	(195,064)	250,580
12M EURO(e)	3.000(e)	12/20/33	EUR	4,780	(77,253)	10,205	(87,458)
6M EURO(d)	3.250(e)	12/20/33		2,940	(32,593)	2,124	(34,717)
12M SOFR (e)	3.500(e)	12/20/33		$20,720	(1,222,026)	(890,779)	(331,247)
3.250(e)	3M STIBOR(c)	12/20/33	SEK	72,750	98,443	15,493	82,950
6M AUDOR(d)	4.500(d)	12/20/33	AUD	7,280	(102,236)	21,240	(123,476)
3M NZDOR(c)	4.750(d)	12/20/33	NZD	6,990	(135,123)	(4,983)	(130,140)
4.000(e)	6M NIBOR(d)	12/20/33	NOK	65,080	97,695	38,010	59,685
6M AUDOR(d)	4.000(d)	05/17/34	AUD	7,370	(298,200)	(123,391)	(174,809)
3.000(e)	12M SOFR(e)	05/20/34		$3,660	337,015	106,822	230,193
6M EURO(d)	3.000(e)	05/15/35	EUR	24,220	(454,323)	(111,352)	(342,971)
3.240(e)	12M SOFR(e)	10/06/35		$27,220	1,725,160	(155,109)	1,880,269
3.782(e)	12M SOFR(e)	09/22/36		3,930	97,050	4,505	92,545
12M SOFR (e)	2.910(e)	07/28/37		56,380	(2,367,931)	(368,636)	(1,999,295)
6M EURO(d)	2.152(e)	08/09/37	EUR	28,130	(1,421,102)	(1,060,419)	(360,683)
12M SOFR (e)	3.391(e)	05/10/38		$49,320	(1,303,049)	(345,672)	(957,377)
6M JYOR(e)	1.500(e)	08/03/38	JPY	1,806,000	(181,464)	(137,051)	(44,413)

48                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION BOND FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)(a)		Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

1.451%(e)	6M EURO(d)	08/10/42	EUR	71,950	$ 3,672,238	$ 1,749,108	$ 1,923,130
2.080(e)	12M SOFR(e)	07/28/47	$	55,940	1,677,260	643,273	1,033,987
6M EURO(d)	1.051%(e)	08/11/47	EUR	42,120	(1,633,335)	(779,011)	(854,324)
2.564(e)	12M SOFR(e)	05/11/53	$	46,670	1,224,028	258,931	965,097
2.000(e)	6M EURO(d)	05/17/53	EUR	13,820	641,392	164,623	476,769
2.500(e)	6M EURO(d)	12/20/53		2,340	270,163	174,487	95,676

TOTAL					$ 500,828	$(1,199,511)	$ 1,700,339

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2023.
(b)	Payments made at maturity.
(c)	Payments made quarterly.
(d)	Payments made semi-annually.
(e)	Payments made annually.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at September 30, 2023(b)	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)

Protection Sold:
AT&T, Inc., 3.800%, 02/15/27	1.000%	0.851%	06/20/26	$ 3,475	$ 14,126	$ 35,075	$(20,949)
AT&T, Inc., 3.800%, 02/15/27	1.000	0.802	12/20/25	10,000	44,462	47,692	(3,230)
CDX.NA.IG Index 32	1.000	0.210	06/20/24	225	1,341	610	731
CDX.NA.IG Index 40	1.000	0.686	06/20/28	19,049	255,261	291,883	(36,622)
General Electric Co. 6.750%, 03/15/32	1.000	0.409	06/20/26	5,225	80,308	38,728	41,580

TOTAL					$395,498	$413,988	$(18,490)

(a)	Payments made quarterly.
(b)

Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At September 30, 2023, the Fund had the following purchased and written options:

OVER-THE-COUNTER INTEREST RATE SWAPTIONS

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Purchased option contracts
Calls
1Y IRS	Citibank NA	1.977%	12/01/2023	6,630,000	$6,630,000	$347	$150,814	$(150,467)

Puts
3M IRS	JPMorgan Securities, Inc.	5.650	11/02/2023	29,030,000	29,030,000	3,803	9,592	(5,789)
3M IRS	JPMorgan Securities, Inc.	5.150	11/02/2023	29,030,000	29,030,000	77,388	58,314	19,074

The accompanying notes are an integral part of these financial statements.                49

GOLDMAN SACHS SHORT DURATION BOND FUND

Schedule of Investments (continued)

September 30, 2023 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER-THE-COUNTER INTEREST RATE SWAPTIONS (continued)

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

3M IRS	JPMorgan Securities, Inc.	5.200%	11/03/2023	29,020,000	$29,020,000	$65,994	$55,990	$10,004
3M IRS	JPMorgan Securities, Inc.	5.700	11/03/2023	29,020,000	29,020,000	2,522	9,755	(7,233)
3M IRS	MS & Co. Int. PLC	5.650	12/01/2023	28,980,000	28,980,000	9,146	5,796	3,350
3M IRS	MS & Co. Int. PLC	5.150	12/01/2023	28,980,000	28,980,000	77,177	50,715	26,462

				174,060,000	$174,060,000	$236,030	$190,162	$45,868

Total purchased option contracts				180,690,000	$180,690,000	$236,377	$340,976	$(104,599)

Written option contracts
Calls
1Y IRS	Citibank NA	1.484	12/01/2023	(2,670,000)	(2,670,000)	(138)	(150,696)	150,558
6M IRS	Citibank NA	3.720	03/14/2024	(50,340,000)	(50,340,000)	(88,913)	(114,392)	25,479
6M IRS	Citibank NA	3.744	03/14/2024	(50,340,000)	(50,340,000)	(94,347)	(111,360)	17,013
1Y IRS	JPMorgan Securities, Inc.	0.400	01/05/2024	(769,000,000)	(769,000,000)	(6,277)	(24,506)	18,229

				(872,350,000)	$(872,350,000)	$(189,675)	$(400,954)	$211,279

Puts
6M IRS	Citibank NA	3.720	03/14/2024	(50,340,000)	(50,340,000)	(117,669)	(114,391)	(3,278)
6M IRS	Citibank NA	3.744	03/14/2024	(50,340,000)	(50,340,000)	(111,005)	(111,360)	355
3M IRS	JPMorgan Securities, Inc.	5.400	11/02/2023	(58,050,000)	(58,050,000)	(53,394)	(50,777)	(2,617)
3M IRS	JPMorgan Securities, Inc.	5.450	11/03/2023	(58,050,000)	(58,050,000)	(40,368)	(49,207)	8,839
3M IRS	MS & Co. Int. PLC	5.400	12/01/2023	(57,960,000)	(57,960,000)	(65,935)	(40,934)	(25,001)

				(274,740,000)	$(274,740,000)	$(388,371)	$(366,669)	$(21,702)

Total written option contracts				(1,147,090,000)	$(1,147,090,000)	$(578,046)	$(767,623)	$189,577

TOTAL				(966,400,000)	$(966,400,000)	$(341,669)	$(426,647)	$84,978

Currency Abbreviations:
AUD	—Australian Dollar
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
CZK	—Czech Republic Koruna
EUR	—Euro
GBP	—British Pound
ILS	—Israeli Shekel
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
SEK	—Swedish Krona
SGD	—Singapore Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

50                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION BOND FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

Investment Abbreviations:
CLO	—Collateralized Loan Obligation
CMT	—Constant Maturity Treasury Indexes
IO	—Interest Only Stripped Security
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
PLC	—Public Limited Company
REMICS	—Real Estate Mortgage Investment Conduits
SOFR	—Secured Overnight Funding Rate
STACR	—Structured Agency Credit Risk

Abbreviations:
1Y IRS	—1 Year Interest Rate Swaptions
3M IRS	—3 Months Interest Rate Swaptions
6M IRS	—6 Months Interest Rate Swaptions
AUDOR	—Australian Dollar Offered Rate
CDOR	—Canadian Dollar Offered Rate
CHFOR	—Swiss Franc Offered Rate
EURO	—Euro Offered Rate
JYOR	—Japanese Yen Offered Rate
NIBOR	—Norwegian Interbank Offered Rate
NZDOR	—New Zealand Dollar Offered Rate
SOFR	—Secured Overnight Funding Rate
STIBOR	—Stockholm Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.                51

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Schedule of Investments

September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Obligations – 38.8%

Collateralized Mortgage Obligations – 0.2%
Sequential Fixed Rate – 0.2%
Federal Home Loan Mortgage Corp. REMICS Series 1980, Class Z
$70,908	7.000	%(a)	07/15/27	$71,822
Federal Home Loan Mortgage Corp. REMICS Series 2019, Class Z
67,527	6.500	(a)	12/15/27	68,256
Federal Home Loan Mortgage Corp. REMICS Series 2755, Class ZA
246,648	5.000		02/15/34	243,130
Federal Home Loan Mortgage Corp. REMICS Series 3530, Class DB
66,081	4.000		05/15/24	65,649
Federal Home Loan Mortgage Corp. REMICS Series 4246, Class PT
42,370	6.500		02/15/36	43,487
Federal National Mortgage Association REMICS Series 2012-111, Class B
148,041	7.000		10/25/42	155,447
Federal National Mortgage Association REMICS Series 2012-153, Class B
528,181	7.000		07/25/42	550,879

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS				1,198,670

Federal Agencies – 38.6%
Adjustable Rate Federal Home Loan Mortgage Corp.(b) – 0.2%
(RFUCC1 yr. Treasury + 1.840%)
$117,797	4.937%		11/01/34	$118,650
(1 yr. CMT + 2.250%)
265,172	5.089%		06/01/35	267,463
(RFUCC1 yr. Treasury + 2.330%)
25,606	5.515%		05/01/36	25,938
(RFUCC6 mo. Treasury + 2.057%)
11,828	7.806%		10/01/36	12,039
(RFUCC1 yr. Treasury + 1.778%)
79,067	5.594%		06/01/42	79,025
(RFUCC1 yr. Treasury + 1.618%)
645,585	5.046%		11/01/44	648,086

				1,151,201

Adjustable Rate Federal National Mortgage Association – 0.6%
(11th District Cost of Funds - Consumer + 1.695%)(b)
3,959	4.510%		08/01/29	3,929
(RFUCC1 yr. Treasury + 1.755%)(b)
22,130	6.005%		07/01/32	22,309
(RFUCC1 yr. Treasury + 1.800%)(b)
213,828	5.391%		05/01/33	215,570
(RFUCC6 mo. Treasury + 2.250%)(b)
32,717	5.625%		08/01/33	33,101
(11th District Cost of Funds - Consumer + 1.254%)(b)
232,860	4.590%		08/01/33	234,115
(1 yr. CMT + 2.286%)(b)
102,068	4.425%		02/01/34	103,195
(RFUCC1 yr. Treasury + 1.695%)(b)
24,463	5.445%		05/01/34	24,685
(RFUCC1 yr. Treasury + 1.720%)(b)
218,812	4.728%		05/01/34	219,960

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Adjustable Rate Federal National Mortgage Association – (continued)
$22,643	4.220%	03/01/35	$22,806
33,396	5.095	04/01/35	33,721
(1 yr. CMT + 2.220%)(b)
132,198	5.970%	06/01/34	134,284
(RFUCC1 yr. Treasury + 1.685%)(b)
33,280	3.935%	10/01/34	33,564
(RFUCC1 yr. Treasury + 1.627%)(b)
65,498	3.877%	10/01/34	66,285
(RFUCC1 yr. Treasury + 1.597%)(b)
69,578	4.317%	03/01/35	69,813
(RFUCC1 yr. Treasury + 1.325%)(b)
81,600	4.075%	04/01/35	81,227
(RFUCC1 yr. Treasury + 1.423%)(b)
59,963	4.235%	05/01/35	59,947
(1 yr. CMT + 2.095%)(b)
48,466	4.143%	10/01/35	49,284
(RFUCC1 yr. Treasury + 1.729%)(b)
172,514	4.251%	03/01/36	173,969
(RFUCC1 yr. Treasury + 1.950%)(b)
368,620	4.950%	04/01/36	373,785
(RFUCC1 yr. Treasury + 1.910%)(b)
151,318	6.160%	06/01/36	153,918
(1 yr. MTA + 2.192%)(b)
273,187	6.625%	07/01/36	276,862
61,478	4.185	11/01/36	62,750
(RFUCC1 yr. Treasury + 1.712%)(b)
277,261	5.291%	07/01/37	280,284

			2,729,363

Adjustable Rate Government National Mortgage Association – 0.3%
(1 yr. CMT + 1.500%)(b)
53,772	3.875	05/20/34	52,603
134,380	2.625	07/20/34	130,296
132,380	2.625	08/20/34	128,378
792,872	2.625	09/20/34	768,922
111,202	2.750	10/20/34	107,404
121,340	2.750	12/20/34	117,213

			1,304,816

Federal Home Loan Mortgage Corp. – 0.5%
3,694	7.500	01/01/31	3,841
15,604	4.500	07/01/33	15,024
344,214	4.500	08/01/33	331,427
699,242	4.500	09/01/33	673,256
63,441	4.500	10/01/33	61,082
1,811	4.500	04/01/34	1,743
1,558	4.500	04/01/35	1,498
1,124	4.500	07/01/35	1,081
2,711	4.500	08/01/35	2,607
15,420	4.500	09/01/35	14,836
3,703	4.500	10/01/35	3,562
627	4.500	12/01/35	603
491	4.500	05/01/36	472
45,331	4.500	01/01/38	43,587
595	4.500	04/01/38	564
318	4.500	05/01/38	302
2,859	4.500	06/01/38	2,750

52                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Federal Home Loan Mortgage Corp. – (continued)
$71,610	4.500%	09/01/38	$67,918
1,547	4.500	01/01/39	1,467
36,997	4.500	02/01/39	35,087
19,321	4.500	03/01/39	18,320
3,767	4.500	04/01/39	3,572
101,365	4.500	05/01/39	96,116
322,364	4.500	06/01/39	305,666
11,656	4.500	07/01/39	11,051
14,076	4.500	08/01/39	13,348
19,601	4.500	09/01/39	18,586
3,661	4.500	10/01/39	3,471
6,902	4.500	11/01/39	6,543
7,576	4.500	12/01/39	7,182
12,668	4.500	01/01/40	12,012
3,133	4.500	02/01/40	2,967
9,765	4.500	04/01/40	9,239
13,800	4.500	05/01/40	13,050
17,308	4.500	06/01/40	16,367
11,738	4.500	07/01/40	11,099
12,987	4.500	08/01/40	12,279
7,490	4.500	09/01/40	7,083
3,492	4.500	10/01/40	3,302
4,101	4.500	02/01/41	3,876
12,292	4.500	03/01/41	11,618
23,245	4.500	04/01/41	21,971
25,288	4.500	05/01/41	23,902
45,217	4.500	06/01/41	42,739
4,181	4.500	07/01/41	3,952
139,484	4.500	08/01/41	131,842
134,884	4.500	09/01/41	127,545
8,083	4.500	12/01/41	7,640
104,633	4.500	03/01/42	98,899

			2,307,944

Federal National Mortgage Association – 0.0%
83,194	7.500	10/01/37	87,075

Government National Mortgage Association – 12.4%
972	6.500	01/15/32	989
3,175	6.500	02/15/32	3,246
2,549	6.500	08/15/34	2,632
8,258	6.500	05/15/35	8,428
2,205	6.500	06/15/35	2,243
6,442	6.500	07/15/35	6,587
2,442	6.500	08/15/35	2,498
4,940	6.500	09/15/35	5,048
8,224	6.500	11/15/35	8,420
5,385	6.500	12/15/35	5,505
15,872	6.500	01/15/36	16,197
21,347	6.500	02/15/36	21,856
9,327	6.500	03/15/36	9,519
30,099	6.500	04/15/36	30,876
41,232	6.500	05/15/36	42,184
36,100	6.500	06/15/36	36,870
109,923	6.500	07/15/36	113,113
117,383	6.500	08/15/36	120,883
246,718	6.500	09/15/36	254,175
89,910	6.500	10/15/36	92,407

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Government National Mortgage Association – (continued)
$124,436	6.500%	11/15/36	$128,879
49,841	6.500	12/15/36	51,162
22,573	6.500	01/15/37	23,120
13,400	6.500	02/15/37	13,753
8,676	6.500	03/15/37	8,887
12,500	6.500	04/15/37	12,826
4,663	6.500	05/15/37	4,842
4,962	6.500	08/15/37	5,090
27,736	6.500	09/15/37	28,454
38,028	6.500	10/15/37	39,979
15,673	6.500	11/15/37	16,102
12,501	6.500	05/15/38	12,847
31,669	6.000	11/15/38	32,164
2,269	6.500	01/15/39	2,302
3,649	6.500	02/15/39	3,717
2,253,874	4.500	08/20/47	2,129,353
49,788	4.500	02/20/48	46,928
117,506	4.500	05/20/48	110,243
603,788	4.500	09/20/48	566,090
4,413,473	5.000	09/20/48	4,257,609
167,985	5.000	10/20/48	161,948
3,529	5.000	11/20/48	3,402
1,650,606	4.500	12/20/48	1,546,003
3,843,992	5.000	12/20/48	3,705,838
330,886	4.500	01/20/49	309,710
1,959,389	5.000	01/20/49	1,885,906
28,699	5.000	03/20/49	27,667
1,004,241	4.000	04/20/49	916,870
12,589	5.000	05/20/49	12,137
479,040	5.000	06/20/49	461,823
69,296	5.000	11/20/49	66,681
717,121	5.000	12/20/49	691,191
201,766	5.000	07/20/50	194,505
544,808	4.000	01/20/51	493,407
619,838	2.500	06/20/51	500,107
2,813,842	2.500	09/20/51	2,274,763
3,100,446	2.500	10/20/51	2,504,114
4,190,260	3.000	11/20/51	3,562,027
576,228	2.500	11/20/51	465,281
5,983,143	3.000	12/20/51	5,082,370
2,891,024	2.500	12/20/51	2,335,978
1,460,177	2.500	01/20/52	1,177,053
2,869,697	4.500	09/20/52	2,654,821
3,399,842	4.500	10/20/52	3,142,421
2,000,000	4.000	TBA-30yr(c)	1,801,945
3,000,000	4.500	TBA-30yr(c)	2,770,992
3,000,000	5.000	TBA-30yr(c)	2,843,662
1,000,000	6.000	TBA-30yr(c)	990,934
11,000,000	5.500	TBA-30yr(c)	10,675,538

			61,537,117

Uniform Mortgage-Backed Security – 24.6%
11	5.500	10/01/23	11
134,945	4.500	11/01/36	127,364
42,653	4.500	02/01/39	40,408
55,770	4.500	04/01/39	52,805
2,865	4.500	08/01/39	2,745
169,552	4.500	08/01/41	162,375

The accompanying notes are an integral part of these financial statements.                53

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Uniform Mortgage-Backed Security – (continued)
$98,188	4.500%	10/01/41	$92,672
3,008,433	4.000	12/01/44	2,746,362
12,727,547	3.500	07/01/45	11,186,727
2,276,169	4.000	08/01/45	2,071,486
3,361,752	4.000	08/01/45	3,061,549
421,390	4.000	01/01/46	383,775
334,415	4.500	06/01/48	312,327
1,687,584	4.500	07/01/48	1,575,595
297,773	4.500	07/01/48	278,012
323,135	4.500	07/01/48	301,692
344,090	4.500	08/01/48	321,256
265,971	4.500	08/01/48	248,321
200,871	4.500	09/01/48	187,541
2,410,447	4.500	10/01/48	2,256,514
229,790	4.500	10/01/48	214,469
216,405	4.500	01/01/49	201,773
982,905	4.500	01/01/49	917,372
1,654,927	4.000	01/01/49	1,501,454
273,557	4.500	03/01/49	254,891
138,356	5.000	07/01/49	132,766
417,717	4.000	03/01/50	377,413
520,342	4.500	05/01/50	482,896
2,901,915	2.000	10/01/50	2,220,054
2,901,734	2.000	11/01/50	2,219,016
11,398,586	2.500	02/01/51	9,077,558
15,050,784	2.000	05/01/51	11,486,290
2,345,986	4.500	06/01/52	2,171,060
11,815,053	4.500	06/01/52	10,974,691
1,846,501	5.000	07/01/52	1,756,217
5,449,910	5.000	08/01/52	5,183,439
3,763,508	5.500	09/01/52	3,665,653
1,930,786	6.000	11/01/52	1,935,958
1,804,913	6.000	11/01/52	1,804,107
1,852,098	6.000	12/01/52	1,846,062
947,708	6.000	01/01/53	941,657
1,893,603	5.500	04/01/53	1,833,124
2,000,000	3.000	TBA-30yr(c)	1,653,516
3,000,000	4.000	TBA-30yr(c)	2,671,874
5,000,000	5.000	TBA-30yr(c)	4,718,167
5,000,000	5.500	TBA-30yr(c)	4,832,815
22,000,000	6.000	TBA-30yr(c)	21,715,536

			122,199,365

TOTAL FEDERAL AGENCIES			$191,316,881

TOTAL MORTGAGE-BACKED OBLIGATIONS (Cost $207,677,116)			$192,515,551

Agency Debentures – 16.6%

Sovereign – 16.6%
Federal Home Loan Banks
$13,950,000	3.500%	06/11/32	$12,329,289
Federal National Mortgage Association
5,200,000	6.250	05/15/29	5,586,412
16,080,000	7.125	01/15/30	18,073,598

Principal Amount	Interest Rate	Maturity Date	Value

Agency Debentures – (continued)

Sovereign – (continued)
Tennessee Valley Authority
$49,850,000	0.750%	05/15/25	$46,320,620

TOTAL AGENCY DEBENTURES (Cost $90,016,735)			$82,309,919

U.S. Treasury Obligations – 52.7%
U.S. Treasury Bonds
$410,000	3.375%	05/15/44	$327,167
10,000	3.000	11/15/45	7,395
200,000	2.875	11/15/46	143,625
380,000	3.375	11/15/48	298,181
600,500	4.000	11/15/52	532,475
U.S. Treasury Notes
11,965,000	4.375 (d)	10/31/24	11,829,459
27,195,000	0.750	11/15/24	25,825,689
19,070,000	4.250	12/31/24	18,809,278
29,330,000	1.125	01/15/25	27,800,486
32,950,000	3.875	03/31/25	32,292,287
31,947,300	2.750	05/15/25	30,729,309
11,750,000	0.375	11/30/25	10,644,766
6,942,000	0.750	03/31/26	6,276,544
11,760,000	0.750	05/31/26	10,559,194
9,960,000	0.625	07/31/26	8,865,178
4,200,000	1.375	08/31/26	3,810,516
5,940,000	1.125	10/31/26	5,321,869
12,630,000	2.250	11/15/27	11,486,393
11,010,000	1.125	02/29/28	9,472,901
11,340,000	1.250	03/31/28	9,787,838
11,090,000	1.250	04/30/28	9,547,797
5,360,000	3.625	05/31/28	5,137,225
5,110,000	4.625	09/30/28	5,112,923
2,210,000	1.750	01/31/29	1,910,096
5,630,000	2.625	02/15/29	5,092,511
4,910,000	3.500	04/30/30	4,595,453
5,160,000	4.625	09/30/30	5,162,596

TOTAL U.S. TREASURY OBLIGATIONS (Cost $271,131,372)			$261,379,151

Shares	Dividend Rate		Value

Investment Company(e) – 2.5%
Goldman Sachs Financial Square Government Fund — Institutional Shares
12,601,152	5.240%		$12,601,152
(Cost $ 12,601,152)

TOTAL INVESTMENTS – 110.6% (Cost $ 581,426,375)			$548,805,773

LIABILITIES IN EXCESS OF OTHER ASSETS – (10.6)%			(52,647,931)

NET ASSETS – 100.0%			$496,157,842

54                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(b)

Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on September 30, 2023.

(c)

TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $54,674,979 which represents approximately 11.2% of net assets as of September 30, 2023.

(d)	All or a portion of security is segregated as collateral for initial margin requirement on futures transactions.

(e)	Represents an Affiliated Issuer.

ADDITIONAL INVESTMENT INFORMATION

FORWARD SALES CONTRACTS — At September 30, 2023, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value

Government National Mortgage Association, TBA	3.000%	TBA - 30yr	11/20/23	$ (4,000,000)	$ (3,391,033)
Government National Mortgage Association, TBA	2.500	TBA - 30yr	10/23/23	(3,000,000)	(2,451,426)
Uniform Mortgage-Backed Security, TBA	2.000	TBA - 30yr	11/13/23	(20,000,000)	(15,226,448)
Uniform Mortgage-Backed Security, TBA	2.500	TBA - 30yr	11/13/23	(9,000,000)	(7,147,612)
Uniform Mortgage-Backed Security, TBA	3.500	TBA - 30yr	11/13/23	(9,000,000)	(7,744,569)
Uniform Mortgage-Backed Security, TBA	4.500	TBA - 30yr	11/13/23	(8,000,000)	(7,350,309)

(PROCEEDS RECEIVABLE: $(44,021,641))					$(43,311,397)

(a)

TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

FUTURES CONTRACTS — At September 30, 2023, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
2 Year U.S. Treasury Notes	1,188	12/29/23	$240,820,594	$ (592,052)

Short position contracts:
10 Year U.S. Treasury Notes	(513)	12/19/23	(55,436,062)	935,724
20 Year U.S. Treasury Bonds	(89)	12/19/23	(10,126,531)	523,392
5 Year U.S. Treasury Notes	(827)	12/29/23	(87,132,203)	671,546
Ultra 10-Year U.S. Treasury Note	(307)	12/19/23	(34,249,688)	899,622
Ultra Long U.S. Treasury Bonds	(76)	12/19/23	(9,020,250)	556,156

Total				$3,586,440

TOTAL FUTURES CONTRACTS				$2,994,388

The accompanying notes are an integral part of these financial statements.                55

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At September 30, 2023, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund(a)	Payments Received by Fund(a)	Termination Date	Notional Amount (000s)(b)	Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

12M SOFR	3.984%	07/31/30	$ 9,330	$(150,059)	$ 9,676	$(159,735)
2.680%	12M SOFR	07/28/32	7,390	393,091	100,850	292,241
12M SOFR	2.910	07/28/37	18,070	(758,931)	(245,527)	(513,404)
12M SOFR	3.391	05/10/38	14,630	(386,529)	(98,806)	(287,723)
2.080	12M SOFR	07/28/47	17,930	537,599	292,032	245,567
2.564	12M SOFR	05/11/53	13,840	362,986	75,008	287,978

TOTAL				$ (1,843)	$ 133,233	$(135,076)

(a)	Payments made annually.
(b)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2023.

Currency Abbreviations:
USD—U.S. Dollar

Investment Abbreviations:
CMT	—Constant Maturity Treasury Indexes
MTA	—Monthly Treasury Average
REMICS	—Real Estate Mortgage Investment Conduits
RFUCC1 yr.	—1 year Refinitiv USD IBOR Consumer Cash Fallbacks Term
RFUCC6 mo.	—6 month Refinitiv USD IBOR Consumer Cash Fallbacks Term

Abbreviation:
SOFR —Secured Overnight Funding Rate

56                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Schedule of Investments

September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – 37.9%

Agriculture(a) – 0.2%
BAT Capital Corp.
$3,286,000	3.222%		08/15/24	$3,207,662

Automotive – 1.6%
Daimler Truck Finance North America LLC(b)
7,312,000	5.600		08/08/25	7,271,272
Hyundai Capital America(b)
4,435,000	5.800		06/26/25	4,416,063
Toyota Motor Credit Corp.(c) (Secured Overnight Financing Rate Index + 0.890%)
10,292,000	6.232		05/18/26	10,329,566
Volkswagen Group of America Finance LLC(b)
4,164,000	5.800		09/12/25	4,146,636
(Secured Overnight Financing Rate + 0.930%)
5,133,000	6.274	(c)	09/12/25	5,133,821

				31,297,358

Banks – 28.3%
Banco Santander SA(c)
(1 yr. CMT + 0.450%)
8,000,000	5.742	(a)	06/30/24	7,973,280
(Secured Overnight Financing Rate + 1.240%)
16,200,000	6.582		05/24/24	16,273,224
Bank of America Corp.(a)(c)
(Secured Overnight Financing Rate + 0.660%)
12,210,000	6.002		02/04/25	12,182,039
(Secured Overnight Financing Rate + 0.690%)
7,289,000	0.976		04/22/25	7,061,583
Bank of America NA(c) (Secured Overnight Financing Rate + 1.020%)
10,000,000	6.362		08/18/26	10,027,800
Bank of Montreal
3,136,000	3.300		02/05/24	3,105,549
4,510,000	0.625		07/09/24	4,330,051
5,883,000	5.920		09/25/25	5,869,822
(Secured Overnight Financing Rate + 0.950%)
4,939,000	6.637	(c)	09/25/25	4,937,815
(Secured Overnight Financing Rate Index + 1.330%)
11,291,000	6.674	(c)	06/05/26	11,354,230
Bank of Nova Scotia
5,973,000	0.700		04/15/24	5,808,683
12,876,000	5.450		06/12/25	12,749,686
(Secured Overnight Financing Rate Index + 1.090%)
8,947,000	6.434	(c)	06/12/25	8,968,025
Banque Federative du Credit Mutuel SA(b)
3,249,000	4.524		07/13/25	3,161,115
(Secured Overnight Financing Rate Index + 0.410%)
10,105,000	5.751	(c)	02/04/25	10,029,516
Barclays PLC(a)(c) (1 yr. CMT + 0.800%)
11,996,000	1.007		12/10/24	11,866,083
BPCE SA(b)(c)
(Secured Overnight Financing Rate + 0.570%)
9,800,000	5.868		01/14/25	9,747,570
(Secured Overnight Financing Rate + 0.960%)
13,167,000	6.305		09/25/25	13,152,121
Canadian Imperial Bank of Commerce(c) (Secured Overnight Financing Rate + 1.220%)
17,982,000	6.565		10/02/26	17,986,675

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
Citibank NA
$5,327,000	5.864%		09/29/25	$5,331,741
(Secured Overnight Financing Rate + 0.805%)
3,384,000	6.150	(c)	09/29/25	3,383,831
Citigroup, Inc.(a)(c)
(3 mo. USD Term SOFR + 1.158%)
19,114,000	3.352		04/24/25	18,772,624
(Secured Overnight Financing Rate + 1.372%)
12,631,000	6.715		05/24/25	12,662,578
Cooperatieve Rabobank UA(c) (Secured Overnight Financing Rate Index + 0.090%)
3,844,000	6.245		10/05/26	3,843,962
Credit Suisse AG
10,297,000	3.625		09/09/24	10,024,130
Deutsche Bank AG
3,086,000	0.962		11/08/23	3,067,854
(Secured Overnight Financing Rate + 0.500%)
22,458,000	5.842	(c)	11/08/23	22,453,508
Federation des Caisses Desjardins du Quebec(b)
5,167,000	4.400		08/23/25	5,001,501
HSBC Holdings PLC(a)(c)
(Secured Overnight Financing Rate + 0.580%)
7,428,000	5.923		11/22/24	7,414,035
(Secured Overnight Financing Rate + 0.708%)
5,257,000	0.976		05/24/25	5,065,750
HSBC USA, Inc.
7,633,000	5.625		03/17/25	7,586,668
ING Groep NV(a)(c) (Secured Overnight Financing Rate Index + 1.640%)
10,950,000	6.985		03/28/26	11,023,913
Intesa Sanpaolo SpA(b)
7,829,000	3.250		09/23/24	7,585,440
JPMorgan Chase & Co.(a)(c)
(3 mo. USD Term SOFR + 0.580%)
34,136,000	0.969		06/23/25	32,762,709
(Secured Overnight Financing Rate + 0.970%)
7,424,000	6.314		06/14/25	7,435,581
KeyBank NA(a)(c) (Secured Overnight Financing Rate Index + 0.340%)
11,520,000	5.685		01/03/24	11,466,086
Lloyds Banking Group PLC
1,650,000	3.900		03/12/24	1,633,533
Macquarie Bank Ltd.(b)(c) (Secured Overnight Financing Rate + 1.240%)
7,845,000	6.593		06/15/26	7,877,165
Mitsubishi UFJ Financial Group, Inc.(a)(c)
(1 yr. CMT + 0.550%)
5,295,000	0.953		07/19/25	5,075,681
(Secured Overnight Financing Rate + 0.940%)
12,750,000	6.287		02/20/26	12,743,115
(Secured Overnight Financing Rate + 1.385%)
5,266,000	6.736		09/12/25	5,288,223
Mizuho Bank Ltd.(c) (Secured Overnight Financing Rate + 0.560%)
4,379,000	5.880		05/16/24	4,381,085
Morgan Stanley(a)(c)
(Secured Overnight Financing Rate + 0.509%)
15,484,000	0.791		01/22/25	15,179,275

The accompanying notes are an integral part of these financial statements.                57

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Schedule of Investments (continued)

September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
(Secured Overnight Financing Rate + 1.152%)
$16,094,000	2.720%		07/22/25	$15,618,261
Morgan Stanley Bank NA(c) (Secured Overnight Financing Rate + 0.780%)
6,408,000	6.100		07/16/25	6,409,089
NatWest Markets PLC(b)
3,419,000	0.800		08/12/24	3,267,778
Royal Bank of Canada(c) (Secured Overnight Financing Rate Index + 1.080%)
3,782,000	6.395		07/20/26	3,781,281
Standard Chartered PLC(a)(b)(c) (1 yr. CMT + 0.780%)
5,570,000	0.991		01/12/25	5,478,039
State Street Corp.(c) (Secured Overnight Financing Rate Index + 0.845%)
9,849,000	6.186		08/03/26	9,831,961
Sumitomo Mitsui Trust Bank Ltd.(b)(c)
(Secured Overnight Financing Rate + 1.120%)
9,831,000	6.472		03/09/26	9,862,852
(Secured Overnight Financing Rate + 1.150%)
5,217,000	6.502		09/14/26	5,251,224
Svenska Handelsbanken AB(b)(c) (Secured Overnight Financing Rate Index + 1.250%)
9,905,000	6.594		06/15/26	9,976,514
Swedbank AB(b)
6,520,000	0.850		03/18/24	6,366,976
(Secured Overnight Financing Rate Index + 1.380%)
11,215,000	6.724	(c)	06/15/26	11,308,197
Toronto-Dominion Bank
12,771,000	4.285		09/13/24	12,571,772
(Secured Overnight Financing Rate + 1.080%)
13,000,000	6.381	(c)	07/17/26	12,991,290
U.S. Bancorp(a)
3,427,000	3.700		01/30/24	3,399,550
3,515,000	3.375		02/05/24	3,480,658
UBS AG
5,393,000	5.800		09/11/25	5,371,913
(Secured Overnight Financing Rate + 0.470%)
6,993,000	5.766	(a)(b)(c)	01/13/25	6,966,357
(Secured Overnight Financing Rate + 0.930%)
6,776,000	6.274	(c)	09/11/25	6,778,033
Wells Fargo Bank NA
7,000,000	5.550		08/01/25	6,976,830
(Secured Overnight Financing Rate + 1.060%)
11,427,000	6.400	(c)	08/07/26	11,453,853

				560,787,283

Diversified Financial Services – 3.2%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
5,241,000	1.150		10/29/23	5,220,717
9,342,000	1.650	(a)	10/29/24	8,889,100
American Express Co.(a)(c) (Secured Overnight Financing Rate + 0.930%)
8,050,000	6.274		03/04/25	8,073,184
Capital One Financial Corp.(a)(c) (Secured Overnight Financing Rate + 0.690%)
17,375,000	6.034		12/06/24	17,160,245
Charles Schwab Corp.(a)
4,707,000	0.750		03/18/24	4,592,667

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Diversified Financial Services – (continued)
Corebridge Global Funding(b)(c) (Secured Overnight Financing Rate + 0.380%)
$19,547,000	5.724%		12/15/23	$19,531,558

				63,467,471

Electrical(a)(c) – 1.0%
CenterPoint Energy, Inc. (Secured Overnight Financing Rate Index + 0.650%)
17,300,000	5.991		05/13/24	17,296,021
NextEra Energy Capital Holdings, Inc. (Secured Overnight Financing Rate Index + 0.400%)
1,563,000	5.741		11/03/23	1,562,875

				18,858,896

Healthcare Providers & Services(c) – 0.4%
Baxter International, Inc. (Secured Overnight Financing Rate Index + 0.440%)
8,100,000	5.784		11/29/24	8,047,593

Insurance – 2.7%
Jackson National Life Global Funding(b)(c) (Secured Overnight Financing Rate + 1.150%)
13,724,000	6.495		06/28/24	13,723,451
MassMutual Global Funding II(b)(c) (Secured Overnight Financing Rate + 0.980%)
4,744,000	6.283		07/10/26	4,749,171
Pacific Life Global Funding II(b)(c)
(Secured Overnight Financing Rate Index + 0.860%)
4,986,000	6.205		06/16/25	4,987,346
(Secured Overnight Financing Rate Index + 1.050%)
16,647,000	6.388		07/28/26	16,627,356
Principal Life Global Funding II(b)(c) (Secured Overnight Financing Rate + 0.900%)
8,184,000	6.242		08/28/25	8,172,461
Protective Life Global Funding(b)(c) (Secured Overnight Financing Rate + 0.980%)
4,944,000	6.325		03/28/25	4,952,603

				53,212,388

Oil Field Services(a) – 0.2%
Marathon Petroleum Corp.
4,242,000	3.625		09/15/24	4,148,082

Savings & Loans – 0.3%
Nationwide Building Society(b)
3,573,000	0.550		01/22/24	3,513,688
2,881,000	3.900		07/21/25	2,775,642

				6,289,330

TOTAL CORPORATE OBLIGATIONS (Cost $748,684,740)				$749,316,063

Agency Debentures – 6.6%

Sovereign – 6.6%
Federal Farm Credit Banks Funding Corp.
$4,375,000	5.070	%(a)	01/11/24	$4,367,212

58                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Agency Debentures – (continued)

Sovereign – (continued)
(Federal Reserve Bank Prime Loan Rate - 3.040%)
$874,000	5.460	%(c)	06/18/25	$873,502
Federal Home Loan Banks(a)
7,445,000	5.000		02/21/24	7,425,196
7,405,000	5.165		03/08/24	7,391,745
10,980,000	5.500		04/01/24	10,974,510
18,550,000	5.340		04/23/24	18,519,578
10,780,000	5.540		04/24/24	10,765,447
10,725,000	5.330		04/26/24	10,705,909
15,625,000	5.300		05/22/24	15,602,969
13,270,000	5.360		06/11/24	13,248,370
8,295,000	5.375		06/11/24	8,197,119
5,860,000	5.490		07/15/24	5,853,495
5,880,000	5.520		07/15/24	5,866,594
Federal Home Loan Mortgage Corp.(a)
5,383,000	5.400		06/11/24	5,372,073
5,383,000	5.380		06/12/24	5,369,489

TOTAL AGENCY DEBENTURES (Cost $130,830,000)				$130,533,208

Municipal Debt Obligations(d) – 0.6%

New Jersey – 0.6%
New Jersey Economic Development Authority RB Series B
$12,171,000	0.000%		02/15/24	$11,909,428
(Cost $11,917,857)

TOTAL MUNICIPAL DEBT OBLIGATIONS (Cost $11,917,857)				$11,909,428

U.S. Treasury Obligations – 7.3%

U.S. Treasury Floating Rate Notes (3 mo. Treasury money market yield + 0.125%)
$49,256,700	5.528%		07/31/25	$49,217,750
U.S. Treasury Notes
36,591,100	4.250		05/31/25	36,043,663
34,986,100	4.625		06/30/25	34,684,071
25,234,900	4.750		07/31/25	25,065,353

TOTAL U.S. TREASURY OBLIGATIONS (Cost $145,410,522)				$145,010,837

Shares	Dividend Rate			Value

Investment Company(e) – 8.4%
Goldman Sachs Financial Square Government Fund — Institutional Shares
166,748,992			5.240%	$166,748,992
(Cost $166,748,992)

TOTAL INVESTMENTS BEFORE SHORT- TERM INVESTMENTS – 60.8% (Cost $1,203,592,111)				$1,203,518,528

Principal Amount	Interest Rate		Maturity Date	Value

Short-term Investments – 38.0%

Certificates of Deposit – 24.1%
Banco Santander SA(c) (Secured Overnight Financing Rate + 0.490%)
$5,000,000	5.800%		02/09/24	$5,001,369
Bank of America NA
7,327,000	5.440		02/08/24	7,315,856
Bank of Nova Scotia(c)
(Secured Overnight Financing Rate + 0.380%)
3,220,000	5.690		02/16/24	3,220,906
(Secured Overnight Financing Rate + 0.420%)
3,513,000	5.730		01/26/24	3,514,702
Barclays Bank PLC(c)
(Secured Overnight Financing Rate + 0.460%)
7,635,000	5.770	(b)	11/03/23	7,637,275
(Secured Overnight Financing Rate + 0.700%)
9,600,000	6.010		10/04/23	9,600,732
Bayerische Landesbank
5,200,000	5.300		01/25/24	5,192,000
2,428,000	5.820		03/08/24	2,427,257
7,300,000	6.000		09/25/24	7,304,158
BNP Paribas SA
12,043,000	5.550		10/23/23	12,042,210
9,499,000	5.430		02/16/24	9,485,017
(Secured Overnight Financing Rate + 0.270%)
4,001,000	5.580	(c)	03/08/24	4,000,435
Brighthouse Financial Short Term Funding LLC(b)(c) (Secured Overnight Financing Rate + 0.730%)
10,014,000	6.050		12/22/23	10,024,985
Canadian Imperial Bank of Commerce
13,857,000	5.950		09/19/24	13,858,963
Collateralized Commercial Paper FLEX Co. LLC(b)
3,706,000	5.870		02/26/24	3,706,813
9,402,000	5.880		02/27/24	9,404,525
6,511,000	5.920		02/28/24	6,513,671
Commonwealth Bank of Australia
11,325,000	5.530		11/22/23	11,322,744
(Secured Overnight Financing Rate + 0.500%)
2,756,000	5.820	(c)	04/26/24	2,757,414
Cooperatieve Rabobank UA
4,336,000	5.750		03/07/24	4,336,680
11,600,000	5.750		06/17/24	11,580,841
Credit Industriel et Commercial(c)
(Secured Overnight Financing Rate + 0.330%)
18,000,000	5.640	(b)	10/31/23	18,003,184
(Secured Overnight Financing Rate + 0.380%)
7,311,000	5.690		11/16/23	7,313,385
DNB Bank ASA(b)(c) (Secured Overnight Financing Rate + 0.400%)
23,158,000	5.710		01/17/24	23,170,222
HSBC Bank USA NA
3,954,000	5.980		09/25/24	3,954,901
ING U.S. Funding LLC(b)(c) (Secured Overnight Financing Rate + 0.590%)
7,000,000	5.910		04/24/24	7,007,201
JP Morgan Securities LLC(b)(c) (Secured Overnight Financing Rate + 0.660%)
2,485,000	5.970		08/02/24	2,486,226
Landesbank Baden-Wuerttemberg
8,620,000	5.220		01/17/24	8,603,580

The accompanying notes are an integral part of these financial statements.                59

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Schedule of Investments (continued)

September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Short-term Investments – (continued)

Certificates of Deposit – (continued)
$6,200,000	5.990%		09/25/24	$6,201,177
Lloyds Bank Corporate Markets PLC
7,350,000	5.530		02/14/24	7,339,059
(Secured Overnight Financing Rate + 0.670%)
22,019,000	5.980	(c)	08/14/24	22,036,693
Macquarie Bank Ltd.(b)(c)
(Secured Overnight Financing Rate + 0.520%)
2,358,000	5.840		02/15/24	2,359,847
Mizuho Bank Ltd.(c)
(Secured Overnight Financing Rate + 0.450%)
10,660,000	5.770		01/24/24	10,666,099
(Secured Overnight Financing Rate + 0.520%)
1,795,000	5.840		10/02/23	1,795,059
National Bank of Kuwait SAKP
13,963,000	5.780		11/08/23	13,966,454
Natixis SA
3,100,000	5.990		09/17/24	3,099,627
Nordea Bank Abp(c)
(Secured Overnight Financing Rate + 0.450%)
17,543,000	5.760	(b)	01/18/24	17,554,109
(Secured Overnight Financing Rate + 0.570%)
8,747,000	5.880		08/14/24	8,750,955
Norinchukin Bank
9,906,000	5.550		10/18/23	9,906,724
8,606,000	5.700		01/22/24	8,606,378
Old Line Funding LLC(b)(c)
(Secured Overnight Financing Rate +0.380%)
5,224,000	5.700		11/01/23	5,224,710
Royal Bank of Canada(c)
(Fed Funds Rate + 0.700)
4,222,000	6.030		04/04/24	4,230,000
(Secured Overnight Financing Rate + 0.440%)
5,000,000	5.750		06/14/24	4,999,811
(Secured Overnight Financing Rate + 0.700%)
3,751,000	6.010		03/27/24	3,757,234
Skandinaviska Enskilda Banken AB
7,800,000	5.400		11/16/23	7,799,811
(Secured Overnight Financing Rate + 0.580%)
8,953,000	5.900	(b)(c)	08/02/24	8,955,954
(Secured Overnight Financing Rate + 0.650%)
9,721,000	5.970	(b)(c)	05/31/24	9,733,289
Standard Chartered Bank PLC
5,582,000	6.070		07/23/24	5,583,166
Starbird Funding Corp.(b)(c)
(Secured Overnight Financing Rate + 0.220%)
7,000,000	5.530		12/08/23	7,000,280
Sumitomo Mitsui Banking Corp.(c)
(Secured Overnight Financing Rate + 0.700%)
11,990,000	6.020		07/12/24	12,003,250
(Secured Overnight Financing Rate + 0.700%)
14,446,000	6.020		08/14/24	14,457,142
(Secured Overnight Financing Rate + 0.920%)
11,893,000	6.240		11/30/23	11,908,021
Svenska Handelsbanken AB(c)
(Secured Overnight Financing Rate + 0.570%)
8,620,000	5.880		01/09/24	8,629,388
Swedbank AB
6,010,000	5.930		08/15/24	6,008,940

Principal Amount	Interest Rate		Maturity Date	Value

Short-term Investments – (continued)

Certificates of Deposit – (continued)
Toronto-Dominion Bank
$9,924,000	5.570%		02/28/24	$9,932,637
3,167,000	5.510		04/03/24	3,171,804
6,932,000	5.820		05/23/24	6,926,324
Wells Fargo Bank NA(c)
(Secured Overnight Financing Rate + 0.650%)
6,265,000	5.960		08/20/24	6,269,764
Westpac Banking Corp.
7,354,000	5.400		02/20/24	7,343,700

				477,004,658

Commercial Paper – 13.9%
1,137,000	0.000	(b)(d)	10/06/23	1,135,781
AT&T, Inc.(b)(d)
3,911,000	0.000		02/26/24	3,817,837
Atlantic Asset Securitization LLC(b)(d)
8,111,000	0.000		11/21/23	8,045,634
Australia & New Zealand Banking Group Ltd.(b)(d)
11,036,000	0.000		02/02/24	10,826,415
BASF SE(b)(d)
5,102,000	0.000		12/18/23	5,039,642
Bay Square Funding LLC(b)(d)
6,313,000	0.000		09/19/24	5,958,406
Bayer Corp.(b)(d)
8,600,000	0.000		07/08/24	8,195,516
9,400,000	0.000		07/09/24	8,956,327
1,500,000	0.000		08/12/24	1,420,977
DNB Bank ASA(b)(d)
9,820,000	0.000		07/31/24	9,353,319
Fairway Finance Co. LLC(b)(d)
5,000,000	0.000		01/22/24	4,911,530
Glencore Funding LLC(b)(d)
10,207,000	0.000		11/10/23	10,139,124
7,771,000	0.000		02/01/24	7,616,524
HSBC USA, Inc.(b)(d)
5,060,000	0.000		05/24/24	4,861,194
6,904,000	0.000		06/27/24	6,590,341
2,705,000	0.000		09/09/24	2,546,802
ING U.S. Funding LLC(d)
2,836,000	0.000		04/01/24	2,753,920
Keurig Dr Pepper, Inc.(b)(d)
3,048,000	0.000		10/02/23	3,046,635
La Fayette Asset Securitization LLC(b)(d)
7,259,000	0.000		11/28/23	7,193,185
Lime Funding LLC(b)(d)
4,068,000	0.000		11/20/23	4,036,029
LMA-Americas LLC(b)(d)
3,000,000	0.000		11/17/23	2,977,607
1,687,000	0.000		02/13/24	1,651,132
LVMH Moet Hennessy Louis Vuitton, Inc.(b)(d)
3,418,000	0.000		06/06/24	3,286,119
Macquarie Bank Ltd.(b)(d)
10,796,000	0.000		01/30/24	10,588,035
National Australia Bank Ltd.(b)(d)
7,624,000	0.000		04/15/24	7,390,186
NatWest Markets PLC(b)(d)
9,094,000	0.000		02/09/24	8,904,780

60                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Short-term Investments – (continued)

Commercial Paper – (continued)
Nutrien Ltd.(b)(d)
$2,263,000	0.000%		10/30/23	$2,252,124
808,000	0.000		11/08/23	802,984
Pure Grove Funding(b)(d)
7,611,000	0.000		01/05/24	7,496,570
8,204,000	0.000		01/18/24	8,063,786
9,534,000	0.000		01/24/24	9,361,968
Ridgefield Funding Co. LLC(b)(d)
4,145,000	0.000		03/13/24	4,037,623
Salisbury Receivables Co. LLC(b)(d)
16,778,000	0.000		01/26/24	16,464,925
Societe Generale SA(b)(d)
9,649,000	0.000		11/15/23	9,582,134
11,006,000	0.000		02/09/24	10,782,364
Standard Chartered Bank PLC(d)
18,859,000	0.000		09/05/24	18,864,906
Suncor Energy, Inc.(b)(d)
5,214,000	0.000		10/25/23	5,193,180
TELUS Corp.(b)(d)
3,000,000	0.000		01/17/24	2,947,704
Thunder Bay Funding LLC(b)(d)
2,147,000	0.000		10/19/23	2,140,389
(Secured Overnight Financing Rate + 0.400%)
1,000,000	5.720	(c)	12/18/23	1,000,416
Versailles Commercial Paper LLC(d)
3,340,000	0.000		01/04/24	3,289,864
Walgreens Boots Alliance, Inc.(b)(d)
9,264,000	0.000		10/02/23	9,259,465
Westpac Banking Corp.(b)(d)
5,765,000	0.000		07/11/24	5,508,522

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investments – (continued)

Commercial Paper – (continued)
$5,839,000	0.000%	09/12/24	$5,522,290

			273,814,211

TOTAL SHORT- TERM INVESTMENTS
(Cost $750,874,442)			$750,818,869

TOTAL INVESTMENTS – 98.8%
(Cost $1,954,466,553)			$1,954,337,397

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.2%			24,468,634

NET ASSETS – 100.0%			$1,978,806,031

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.
(c)

Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on September 30, 2023.

(d)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(e)	Represents an Affiliated Issuer.

ADDITIONAL INVESTMENT INFORMATION

Investment Abbreviations:
CMT	—Constant Maturity Treasury Indexes
LLC	—Limited Liability Company
PLC	—Public Limited Company
RB	—Revenue Bond
SOFR	—Secured Overnight Funding Rate

The accompanying notes are an integral part of these financial statements.                61

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments

September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Obligations – 130.1%

Collateralized Mortgage Obligations – 10.5%
Interest Only(a) – 0.8%
Federal Home Loan Mortgage Corp. REMICS Series 4314, Class SE (-1X 30 Day USD SOFR Average + 5.936%)
$104,586	0.622	%(b)	03/15/44	$7,974
Federal Home Loan Mortgage Corp. REMICS Series 4456, Class IO
59,962	4.500		10/15/44	12,375
Federal Home Loan Mortgage Corp. REMICS Series 4468, Class SY (-1X 30 Day USD SOFR Average + 5.986%)
102,339	0.672	(b)	05/15/45	8,580
Federal Home Loan Mortgage Corp. REMICS Series 4583, Class ST (-1X 30 Day USD SOFR Average + 5.886%)
468,356	0.572	(b)	05/15/46	40,468
Federal Home Loan Mortgage Corp. REMICS Series 4998, Class GI
532,737	4.000		08/25/50	107,750
Federal Home Loan Mortgage Corp. REMICS Series 5012, Class DI
162,670	4.000		09/25/50	31,886
Federal National Mortgage Association REMICS Series 2007-36, Class SN (-1X 30 Day USD SOFR Average + 6.656%)
166,529	1.341	(b)	04/25/37	12,513
Federal National Mortgage Association REMICS Series 2008-17, Class SI (-1X 30 Day USD SOFR Average + 6.186%)
212,387	0.871	(b)	03/25/38	12,709
Federal National Mortgage Association REMICS Series 2017- 104, Class SB (-1X 30 Day USD SOFR Average + 6.036%)
309,465	0.721	(b)	01/25/48	26,266
Federal National Mortgage Association REMICS Series 2018-8, Class SA (-1X 30 Day USD SOFR Average + 6.036%)
245,806	0.721	(b)	02/25/48	20,510
Federal National Mortgage Association REMICS Series 2020-60, Class NI
151,073	4.000		09/25/50	29,613
Government National Mortgage Association REMICS Series 2010-20, Class SE (-1X 1 mo. USD Term SOFR + 6.136%)
170,893	0.811	(b)(c)	02/20/40	13,224
Government National Mortgage Association REMICS Series 2013-124, Class CS (-1X 1 mo. USD Term SOFR + 5.936%)
576,999	0.611	(b)(c)	08/20/43	46,380
Government National Mortgage Association REMICS Series 2014-11, Class KI
22,585	4.500	(c)	12/20/42	832
Government National Mortgage Association REMICS Series 2014-132, Class SL (-1X 1 mo. USD Term SOFR + 5.986%)
150,015	0.661	(b)(c)	10/20/43	5,708
Government National Mortgage Association REMICS Series 2015-111, Class IM
307,532	4.000	(c)	08/20/45	47,145
Government National Mortgage Association REMICS Series 2015-119, Class SN (-1X 1 mo. USD Term SOFR + 6.136%)
236,753	0.811	(b)(c)	08/20/45	20,039

Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Interest Only(a) – (continued)
Government National Mortgage Association REMICS Series 2015-129, Class IC
$217,463	4.500	%(c)	09/16/45	$39,660
Government National Mortgage Association REMICS Series 2015-72, Class JI
9,788	3.500	(c)	05/20/45	1,049
Government National Mortgage Association REMICS Series 2015-83, Class PI
21,792	3.500	(c)	06/20/45	3,081
Government National Mortgage Association REMICS Series 2015-90, Class PI
11,077	3.500	(c)	04/20/45	1,025
Government National Mortgage Association REMICS Series 2016-1, Class ST (-1X 1 mo. USD Term SOFR + 6.086%)
109,698	0.761	(b)(c)	01/20/46	8,798
Government National Mortgage Association REMICS Series 2016-138, Class DI
73,523	4.000	(c)	10/20/46	13,095
Government National Mortgage Association REMICS Series 2016-27, Class IA
175,300	4.000	(c)	06/20/45	22,425
Government National Mortgage Association REMICS Series 2017-112, Class SJ (-1X 1 mo. USD Term SOFR + 5.546%)
516,644	0.221	(b)(c)	07/20/47	33,663
Government National Mortgage Association REMICS Series 2018-124, Class SN (-1X 1 mo. USD Term SOFR + 6.086%)
640,950	0.761	(b)(c)	09/20/48	51,732
Government National Mortgage Association REMICS Series 2018-67, Class PS (-1X 1 mo. USD Term SOFR + 6.086%)
472,403	0.761	(b)(c)	05/20/48	40,055
Government National Mortgage Association REMICS Series 2018-7, Class DS (-1X 1 mo. USD Term SOFR + 5.586%)
392,283	0.261	(b)(c)	01/20/48	26,812
Government National Mortgage Association REMICS Series 2019-1, Class SN (-1X 1 mo. USD Term SOFR + 5.936%)
248,796	0.611	(b)(c)	01/20/49	18,934
Government National Mortgage Association REMICS Series 2019-110, Class SD (-1X 1 mo. USD Term SOFR + 5.986%)
467,112	0.661	(b)(c)	09/20/49	33,820
Government National Mortgage Association REMICS Series 2019-110, Class SE (-1X 1 mo. USD Term SOFR + 5.986%)
481,144	0.661	(b)(c)	09/20/49	37,764
Government National Mortgage Association REMICS Series 2019-151, Class NI
1,272,357	3.500	(c)	10/20/49	205,683
Government National Mortgage Association REMICS Series 2019-153, Class EI
1,083,404	4.000	(c)	12/20/49	203,499

62                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Interest Only(a) – (continued)
Government National Mortgage Association REMICS Series 2019-6, Class SA (-1X 1 mo. USD Term SOFR + 5.936%)
$163,508	0.611	%(b)(c)	01/20/49	$12,710
Government National Mortgage Association REMICS Series 2019-78, Class SE (-1X 1 mo. USD Term SOFR + 5.986%)
157,259	0.661	(b)(c)	06/20/49	11,573
Government National Mortgage Association REMICS Series 2020-146, Class IM
1,143,705	2.500	(c)	10/20/50	146,659
Government National Mortgage Association REMICS Series 2020-146, Class KI
1,546,404	2.500	(c)	10/20/50	202,311
Government National Mortgage Association REMICS Series 2020-21, Class SA (-1X 1 mo. USD Term SOFR + 5.936%)
648,595	0.611	(b)(c)	02/20/50	55,479
Government National Mortgage Association REMICS Series 2020-78, Class DI
654,748	4.000	(c)	06/20/50	128,826

				1,742,625

Regular Floater(b) – 3.6%
Federal National Mortgage Association REMICS Series 2017-96, Class FA (30 Day USD SOFR Average + 0.514%)
1,039,132	5.829		12/25/57	996,257
Government National Mortgage Association REMICS Series 2017-182, Class FN (1 mo. USD Term SOFR + 0.414%)
1,141,245	5.745	(c)	12/16/47	1,089,550
Government National Mortgage Association REMICS Series 21-122, Class FA (30 Day USD SOFR Average + 0.400%)
2,682,962	3.000	(c)	07/20/51	2,187,462
Government National Mortgage Association REMICS Series 21-97, Class FA (30 Day USD SOFR Average + 0.400%)
2,758,172	3.000	(c)	06/20/51	2,264,143
Government National Mortgage Association REMICS Series 21-98, Class FM (30 Day USD SOFR Average + 0.750%)
1,015,064	2.500	(c)	06/20/51	802,703

				7,340,115

Sequential Fixed Rate – 4.0%
Federal Home Loan Mortgage Corp. REMICS Series 2042, Class N
9,749	6.500	(c)	03/15/28	9,865
Federal Home Loan Mortgage Corp. REMICS Series 4577, Class HM
297,851	4.000	(c)(d)	12/15/50	270,722
Federal Home Loan Mortgage Corp. REMICS Series 5181, Class TA
1,356,669	2.500		06/25/48	1,132,542
Federal Home Loan Mortgage Corp. REMICS Series 5195, Class CA
1,061,641	2.500		12/25/47	894,883

Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Sequential Fixed Rate – (continued)
Federal National Mortgage Association REMICS Series 2000-16, Class ZG
$53,903	8.500%		06/25/30	$56,267
Federal National Mortgage Association REMICS Series 2005-59, Class KZ
376,902	5.500		07/25/35	378,366
Federal National Mortgage Association REMICS Series 2011-52, Class GB
174,102	5.000		06/25/41	171,559
Federal National Mortgage Association REMICS Series 2011-99, Class DB
184,474	5.000		10/25/41	180,738
Federal National Mortgage Association REMICS Series 2012- 111, Class B
29,123	7.000		10/25/42	30,580
Federal National Mortgage Association REMICS Series 2012- 153, Class B
111,541	7.000		07/25/42	116,335
Federal National Mortgage Association REMICS Series 2017-87, Class EA
1,763,663	3.000		04/25/44	1,552,657
Federal National Mortgage Association REMICS Series 2021-96, Class AH
1,648,308	2.500		03/25/49	1,381,423
Government National Mortgage Association REMICS Series 2021-135, Class A
2,349,312	2.000	(c)	08/20/51	1,856,370
OBX Trust Series 2022-NQM7, Class A1
87,964	5.110	(c)(d)(e)	08/25/62	85,081

				8,117,388

Sequential Floating Rate(b)(c) – 2.1%
Adjustable Rate Mortgage Trust Series 2004-5, Class 2A1
19,618	4.321		04/25/35	18,479
Bear Stearns ALT-A Trust Series 2005-5, Class 21A1
82,487	5.050		07/25/35	76,102
Chase Home Lending Mortgage Trust Series 2023-RPL2, Class A1
275,000	3.250	(e)	03/25/63	235,014
Countrywide Alternative Loan Trust Series 2005-38, Class A1 (1 yr. MTA + 1.500%)
38,527	6.126		09/25/35	33,444
CSMC Trust Series 2021-NQM8, Class A1
94,237	1.841	(e)	10/25/66	77,440
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2020-DNA5, Class M2 (30 Day USD SOFR Average + 2.800%)
58,150	8.115	(e)	10/25/50	58,954
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2021-DNA5, Class M2 (30 Day USD SOFR Average + 1.650%)
80,482	6.965	(e)	01/25/34	80,405
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2022-DNA1, Class M1A (30 Day USD SOFR Average + 1.000%)
244,611	6.315	(e)	01/25/42	242,356

The accompanying notes are an integral part of these financial statements.                63

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued)

September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Sequential Floating Rate(b)(c) – (continued)
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2022-DNA3, Class M1A (30 Day USD SOFR Average + 2.000%)
$194,323	7.315	%(e)	04/25/42	$195,735
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2022-HQA1, Class M1B (30 Day USD SOFR Average + 3.500%)
286,000	8.815	(e)	03/25/42	295,434
Federal Home Loan Mortgage Corp. STACR Series 2023-HQA2, Class M1B (30 Day USD SOFR Average + 3.350%)
220,000	8.665	(e)	06/25/43	225,516
Federal National Mortgage Association Connecticut Avenue Securities Series 2016-C03, Class 1M2 (30 Day USD SOFR Average + 5.414%)
10,502	10.729		10/25/28	11,124
Federal National Mortgage Association Connecticut Avenue Securities Series 2019-R01, Class 2M2 (30 Day USD SOFR Average + 2.564%)
15,611	7.879	(e)	07/25/31	15,668
Federal National Mortgage Association Connecticut Avenue Securities Series 2020-R01, Class 1M2 (30 Day USD SOFR Average + 2.164%)
23,453	7.479	(e)	01/25/40	23,658
Federal National Mortgage Association Connecticut Avenue Securities Series 2021-R01, Class 1M2 (30 Day USD SOFR Average + 1.550%)
162,000	6.865	(e)	10/25/41	161,588
Federal National Mortgage Association Connecticut Avenue Securities Series 2021-R03, Class 1M2 (30 Day USD SOFR Average + 1.650%)
142,000	6.965	(e)	12/25/41	139,185
Federal National Mortgage Association Connecticut Avenue Securities Series 2022-R05, Class 2M1 (30 Day USD SOFR Average + 1.900%)
87,790	7.215	(e)	04/25/42	88,003
Federal National Mortgage Association Connecticut Avenue Securities Series 2022-R05, Class 2M2 (30 Day USD SOFR Average + 3.000%)
94,000	8.315	(e)	04/25/42	95,376
Federal National Mortgage Association Connecticut Avenue Securities Series 2023-R03, Class 2M2 (30 Day USD SOFR Average + 3.900%)
124,000	9.215	(e)	04/25/43	129,536
Federal National Mortgage Association Connecticut Avenue Securities Series 2023-R05, Class 1M2 (30 Day USD SOFR Average + 3.100%)
90,000	8.415	(e)	06/25/43	92,303
Federal National Mortgage Association Connecticut Avenue Securities Series 2023-R06, Class 1M2 (30 Day USD SOFR Average + 2.700%)
80,000	8.015	(e)	07/25/43	80,490
HarborView Mortgage Loan Trust Series 2005-16, Class 2A1A (1 mo. USD Term SOFR + 0.594%)
14,678	5.922		01/19/36	14,397
Impac CMB Trust Series 2004-08, Class 1A (1 mo. USD Term SOFR + 0.834%)
8,772	6.154		10/25/34	8,379

Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Sequential Floating Rate(b)(c) – (continued)
JP Morgan Mortgage Trust Series 2021-6, Class A3
$414,018	2.500	%(e)	10/25/51	$314,249
JP Morgan Mortgage Trust Series 2021-LTV2, Class A1
541,986	2.520	(e)	05/25/52	418,090
JP Morgan Mortgage Trust Series 2022-LTV1,Class A2
774,757	3.520	(e)	07/25/52	620,045
Morgan Stanley Mortgage Loan Trust Series 2004-8AR, Class 4A1
80,062	5.317		10/25/34	73,984
New Residential Mortgage Loan Trust Series 2015-1A, Class A1
73,116	3.750	(e)	05/28/52	67,014
Towd Point Mortgage Trust Series 2016-4, Class M1
100,000	3.250	(e)	07/25/56	94,913
Verus Securitization Trust Series 2019-INV3, Class A1
54,427	2.692	(e)	11/25/59	51,544
Verus Securitization Trust Series 2021-8, Class A1
76,734	1.824	(e)	11/25/66	63,185
Verus Securitization Trust Series 2022-INV1, Class A1
89,218	5.041	(d)(e)	08/25/67	85,763
Wells Fargo Mortgage-Backed Securities Trust Series 2019-3, Class A1
27,475	3.500	(e)	07/25/49	23,624

				4,210,997

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS				21,411,125

Commercial Mortgage-Backed Securities – 9.1%
Sequential Fixed Rate – 5.2%
Bank Series 2019-BNK19, Class D
$100,000	3.000	%(c)(e)	08/15/61	$41,326
Bank Series 2019-BNK23, Class AS
350,000	3.203	(c)	12/15/52	288,161
Bank Series 2023-BNK46, Class A4
650,000	5.745	(c)	08/15/56	642,711
BBCMS Mortgage Trust Series 2018-C2, Class A4
1,350,000	4.047	(c)	12/15/51	1,232,602
Benchmark Mortgage Trust Series 2021-B29, Class A5
475,000	2.388	(c)	09/15/54	368,923
Benchmark Mortgage Trust Series 2023-B39, Class A5
425,000	5.754	(c)	07/15/56	420,910
BMO Mortgage Trust Series 2023-C5, Class A5
500,000	5.765	(c)	06/15/56	494,364
Cantor Commercial Real Estate Lending Series 2019-CF3, Class A4
1,900,000	3.006	(c)	01/15/53	1,598,449
CFCRE Commercial Mortgage Trust Series 2016-C3, Class A3
591,000	3.865	(c)	01/10/48	558,082
Citigroup Commercial Mortgage Trust Series 2017-P8, Class D
400,000	3.000	(c)(e)	09/15/50	256,808
CSAIL Commercial Mortgage Trust Series 2018-CX11, Class A4
530,000	3.766	(c)	04/15/51	492,294
DOLP Trust Series 2021-NYC, Class A
800,000	2.956	(e)	05/10/41	608,196
GS Mortgage Securities Trust Series 2017-GS7, Class A4
350,000	3.430	(c)	08/10/50	313,034

64                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Sequential Fixed Rate – (continued)
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C26, Class D
$150,000	3.060%(c)(e)	10/15/48	$101,006
Morgan Stanley Capital I Trust Series 2018-H4, Class A4
700,000	4.310(c)	12/15/51	644,067
Morgan Stanley Capital I Trust Series 2018-L1, Class A3
1,950,000	4.139(c)	10/15/51	1,790,427
Morgan Stanley Capital I Trust Series 2019-H7, Class A4
500,000	3.261(c)	07/15/52	431,061
Wells Fargo Commercial Mortgage Trust Series 2021-C59, Class A5
525,000	2.626(c)	04/15/54	414,712

			10,697,133

Sequential Floating Rate(b) – 3.9%
3650R Commercial Mortgage Trust Series 2021-PF1, Class AS
400,000	2.778	11/15/54	292,988
Bank Series 2018-BN10, Class AS
870,000	3.898(c)	02/15/61	786,793
Bank Series 2018-BN15, Class A4
900,000	4.407(c)	11/15/61	837,818
Bank Series 2018-BNK13, Class A5
600,000	4.217(c)	08/15/61	554,508
Bank Series 2022-BNK40, Class A4
550,000	3.507(c)	03/15/64	460,282
Bank5 Series 2023-5YR3, Class AS
650,000	7.315(c)	09/15/56	661,032
BBCMS Mortgage Trust Series 2022-C16, Class AS
450,000	4.600(c)	06/15/55	384,292
BBCMS Mortgage Trust Series 2023-C21, Class AS
275,000	6.506(c)	09/15/56	269,983
BMO Mortgage Trust Series 2023-C4, Class A5
300,000	5.117(c)	02/15/56	283,568
BX Commercial Mortgage Trust Series 2023-VLT2, Class A (1 mo. USD Term SOFR + 2.281%)
200,000	7.613(e)	06/15/40	199,666
Citigroup Commercial Mortgage Trust Series 2023-PRM3, Class A
400,000	6.572(e)	07/10/28	398,469
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K148, Class A2
800,000	3.500(c)	07/25/32	699,090
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K-153, Class A2
800,000	3.820(c)	12/25/32	713,476
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K158, Class A2
1,166,000	3.900(c)	12/25/30	1,071,579
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series KF73, Class AS (1 mo. USD SOFR Historical Calendar Day Compounded + 0.670%)
321,224	5.982(c)	11/25/29	320,226

			7,933,770

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$18,630,903

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Federal Agencies – 110.5%
Adjustable Rate Federal Home Loan Mortgage Corp.(b) –0.0%
(1 yr. CMT + 2.250%)(b)
$6,998	5.141%	04/01/33	$7,029
4,378	5.202	09/01/33	4,432
5,876	4.375	11/01/34	5,942
4,390	4.483	02/01/35	4,416
13,343	5.089	06/01/35	13,459
(1 yr. CMT + 2.107%)
3,064	4.587%	10/01/34	3,102

			38,380

Adjustable Rate Federal National Mortgage Association(b) – 0.1%
(11th District Cost of Funds - Consumer+ 1.350%)
2,157	4.165%	07/01/27	2,131
(11th District Cost of Funds - Consumer+ 1.228%)
2,334	5.005%	11/01/27	2,294
(1 yr. MTA + 1.125%)
4,728	5.555%	06/01/32	4,667
(11th District Cost of Funds - Consumer+ 1.250%)
4,739	3.823%	08/01/32	4,625
(11th District Cost of Funds - Consumer+ 1.315%)
4,622	3.888%	05/01/33	4,512
(1 yr. CMT + 2.268%)
32,791	5.835%	06/01/33	33,198
(RFUCC 6 mo. Treasury + 1.412%)
1,650	4.451%	06/01/33	1,649
(1 yr. CMT + 2.129%)
997	5.049%	07/01/33	1,005
(11th District Cost of Funds - Consumer+ 1.254%)
32,094	3.985%	08/01/33	31,392
(RFUCC1 yr. Treasury + 1.644%)
11,463	3.930%	12/01/33	11,552
(1 yr. CMT + 2.300%)
352	5.328%	04/01/34	356
(RFUCC 1 yr. Treasury + 1.670%)
4,657	3.920%	11/01/34	4,718
(1 yr. CMT + 2.194%)
5,510	4.329%	02/01/35	5,579
(RFUCC1 yr. Treasury + 1.619%)
12,103	4.050%	03/01/35	12,160
(RFUCC1 yr. Treasury + 1.810%)
6,232	4.537%	04/01/35	6,277
(RFUCC1 yr. Treasury + 2.199%)
12,901	4.927%	05/01/35	13,106
(11th District Cost of Funds - Consumer+ 1.300%)
1,810	4.115%	11/01/35	1,765
(11th District Cost of Funds - Consumer+ 1.260%)
5,999	4.503%	12/01/37	5,915
(1 yr. MTA + 1.150%)
1,432	5.580%	01/01/38	1,419
(1 yr. MTA + 1.175%)
3,022	5.605%	11/01/40	2,990

			151,310

Adjustable Rate Government National Mortgage Association – 0.1%
(1 yr. CMT + 1.500%)(b)
142	3.625	03/20/24	141
1,802	3.875	04/20/24	1,787

The accompanying notes are an integral part of these financial statements.                65

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued)

September 30, 2023 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Adjustable Rate Government National Mortgage Association – (continued)
$239	3.875%	05/20/24	$237
2,227	3.875	06/20/24	2,205
616	4.000	06/20/24	610
698	2.625	07/20/24	690
1,161	3.000	07/20/24	1,149
1,710	2.625	08/20/24	1,688
1,075	3.000	08/20/24	1,063
936	2.625	09/20/24	923
1,245	3.000	11/20/24	1,225
470	3.000	12/20/24	462
1,246	3.500	12/20/24	1,228
835	3.625	01/20/25	821
697	3.625	02/20/25	686
2,737	4.000	05/20/25	2,689
3,261	3.000	07/20/25	3,198
1,664	3.625	02/20/26	1,626
81	2.625	07/20/26	78
5,054	3.625	01/20/27	4,923
1,391	3.625	02/20/27	1,355
16,202	3.875	04/20/27	15,775
1,481	3.875	05/20/27	1,442
2,992	3.875	06/20/27	2,912
901	2.750	11/20/27	869
2,592	2.750	12/20/27	2,497
6,284	3.625	01/20/28	6,114
2,224	3.625	02/20/28	2,164
1,985	3.625	03/20/28	1,931
12,261	2.625	07/20/29	11,841
4,843	2.625	08/20/29	4,677
1,210	2.625	09/20/29	1,168
6,311	2.750	10/20/29	6,073
8,357	2.750	11/20/29	8,043
1,627	2.750	12/20/29	1,565
2,582	3.625	01/20/30	2,515
751	3.625	02/20/30	732
5,177	3.625	03/20/30	5,043
6,763	3.875	04/20/30	6,589
10,403	3.875	05/20/30	10,135
8,862	4.000	05/20/30	8,650
2,349	3.875	06/20/30	2,288
16,977	3.000	07/20/30	16,530
3,247	3.000	09/20/30	3,162
6,377	2.750	10/20/30	6,139

			157,638

Federal Home Loan Mortgage Corp. – 7.8%
1,125,000	4.450	12/01/32	1,047,999
27,851	5.000	10/01/33	27,293
1,322	5.000	07/01/35	1,295
674	4.500	08/01/35	648
2,309	4.500	09/01/35	2,221
789	4.500	10/01/35	759
32,770	5.000	12/01/35	32,325
11,861	4.500	01/01/38	11,407
528	4.500	06/01/38	508
19,538	4.500	09/01/38	18,531
93	4.500	01/01/39	88

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Federal Home Loan Mortgage Corp. – (continued)
$9,683	4.500%	02/01/39	$9,182
3,609	4.500	03/01/39	3,422
892	4.500	04/01/39	846
27,501	4.500	05/01/39	26,078
70,700	5.000	05/01/39	69,271
87,717	4.500	06/01/39	83,173
120,663	5.000	07/01/39	119,011
2,444	4.500	07/01/39	2,318
1,925	4.500	08/01/39	1,825
4,287	4.500	09/01/39	4,065
999	4.500	10/01/39	947
691	4.500	11/01/39	656
892	4.500	12/01/39	846
3,073	4.500	01/01/40	2,914
2,142	4.500	04/01/40	2,025
3,022	4.500	05/01/40	2,858
4,451	4.500	06/01/40	4,209
7,532	4.000	06/01/40	6,919
1,619	4.500	07/01/40	1,531
448	4.500	08/01/40	424
2,268	5.000	08/01/40	2,210
49,068	4.000	02/01/41	45,056
15,840	4.500	02/01/41	14,972
3,354	4.500	03/01/41	3,170
5,278	4.500	04/01/41	4,989
6,496	4.500	05/01/41	6,140
11,719	4.500	06/01/41	11,077
882	5.000	06/01/41	870
37,334	4.500	08/01/41	35,288
35,372	4.500	09/01/41	33,448
26,416	4.000	10/01/41	24,429
4,159	4.000	11/01/41	3,849
2,205	4.500	12/01/41	2,085
28,548	4.500	03/01/42	26,984
247,436	4.000	03/01/42	226,824
12,538	3.000	05/01/42	10,742
184,315	3.500	06/01/42	164,932
329,825	4.500	06/01/42	316,426
54,555	3.000	08/01/42	47,464
44,336	3.500	08/01/42	39,640
124,644	3.500	10/01/42	111,400
23,260	3.000	10/01/42	20,332
65,966	3.500	11/01/42	58,948
344,031	3.000	11/01/42	301,383
588,102	3.000	12/01/42	515,215
1,066,712	3.000	01/01/43	937,478
93,724	3.000	02/01/43	81,859
478,679	4.000	08/01/43	439,188
221,648	4.000	01/01/44	203,318
273,775	3.500	02/01/44	241,278
275,816	3.500	06/01/44	246,293
6,360	4.000	11/01/44	5,829
37,141	3.500	02/01/45	32,881
60,976	3.500	03/01/45	53,982
7,621	3.500	08/01/45	6,713
9,142	3.500	09/01/45	8,053
19,701	3.500	11/01/45	17,343
1,497,569	3.500	03/01/46	1,321,225

66                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Federal Home Loan Mortgage Corp. – (continued)
$236,977	3.500%	05/01/46	$208,463
275,791	3.500	06/01/46	242,607
120,291	3.500	07/01/46	105,817
18,953	3.500	10/01/46	16,631
15,825	3.500	12/01/46	13,887
6,555,687	3.000	05/01/47	5,580,453
193,886	3.500	12/01/47	170,920
3,017,086	3.000	01/01/48	2,527,513

			15,975,198

Federal National Mortgage Association – 8.5%
871	7.000	08/01/31	903
51,076	3.500	07/01/42	45,530
48,867	3.500	08/01/42	43,633
33,476	3.500	09/01/42	29,896
4,238	3.500	10/01/42	3,781
8,191	3.500	11/01/42	7,312
4,455	3.500	01/01/43	3,973
107,680	3.500	02/01/43	95,942
11,167	3.500	05/01/43	9,965
462,756	3.500	07/01/43	412,018
231,444	3.500	01/01/44	206,324
10,911	3.500	12/01/44	9,619
201,867	4.000	03/01/45	183,777
96,397	4.000	04/01/45	87,758
2,837,798	2.000	12/01/50	2,079,629
1,086,059	4.500	06/01/51	1,027,480
2,585,529	4.000	07/01/56	2,324,862
1,410,097	3.500	08/01/56	1,205,660
2,601,543	3.500	10/01/56	2,234,938
1,733,347	4.000	02/01/57	1,534,684
2,944,550	3.500	09/01/62	2,480,699
4,000,000	2.000	TBA-30yr(f)	3,425,688

			17,454,071

Government National Mortgage Association – 36.9%
769	6.000	04/15/26	765
144	6.500	01/15/32	146
471	6.500	02/15/32	481
142,550	5.500	04/15/33	143,937
3,607	5.000	11/15/33	3,529
396	6.500	08/15/34	409
495	6.500	02/15/36	507
1,118	6.500	03/15/36	1,142
1,770	6.500	04/15/36	1,826
5,516	6.500	05/15/36	5,645
2,791	6.500	06/15/36	2,845
14,343	6.500	07/15/36	14,781
15,597	6.500	08/15/36	16,085
32,675	6.500	09/15/36	33,707
13,388	6.500	10/15/36	13,764
20,022	6.500	11/15/36	20,737
8,017	6.500	12/15/36	8,229
3,623	6.500	01/15/37	3,712
1,390	6.500	03/15/37	1,423
2,014	6.500	04/15/37	2,066
751	6.500	05/15/37	780

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Government National Mortgage Association – (continued)
$799	6.500%	08/15/37	$820
4,467	6.500	09/15/37	4,581
6,126	6.500	10/15/37	6,441
2,522	6.500	11/15/37	2,591
2,002	6.500	05/15/38	2,058
584	6.500	02/15/39	595
128,849	5.000	01/20/40	125,914
119,555	4.500	05/15/40	113,170
92,719	5.000	07/15/40	90,795
137,460	3.500	09/15/42	122,880
133,407	3.500	02/15/45	119,040
27,694	4.000	05/20/45	25,510
20,220	4.000	07/20/45	18,606
35,419	4.000	10/20/45	32,592
109,258	4.000	01/20/46	100,537
455,697	4.500	03/20/46	431,660
310,863	3.500	02/20/47	276,757
896,380	4.500	02/20/47	845,614
5,798	3.500	03/20/47	5,140
185,960	4.500	03/20/47	175,918
1,448,073	3.500	04/20/47	1,283,654
9,927	3.500	05/20/47	8,800
1,023,554	4.500	05/20/47	967,645
175,257	4.500	06/20/47	165,684
1,446,121	4.000	06/20/47	1,324,824
51,135	4.500	07/20/47	48,310
13,833	3.500	08/20/47	12,262
504,921	4.500	08/20/47	477,026
3,240	3.500	09/20/47	2,872
5,356	3.500	10/20/47	4,757
355,460	3.500	11/20/47	315,100
681,033	3.500	12/20/47	603,707
933,478	3.500	01/20/48	827,488
555,589	4.500	09/20/48	520,901
1,353,824	5.000	11/20/48	1,305,167
665,884	4.500	12/20/48	623,686
554,574	5.000	12/20/48	534,642
96,543	4.500	01/20/49	90,364
28,805	3.500	01/20/49	25,535
765,388	4.000	02/20/49	698,798
315,848	4.500	02/20/49	295,635
470,289	4.500	03/20/49	440,191
1,377,277	4.000	04/20/49	1,257,451
548,039	4.000	05/20/49	500,359
401,387	3.500	07/20/49	355,993
898,639	3.500	09/20/49	796,648
336,126	4.500	10/20/49	314,247
209,285	3.500	12/20/49	185,476
661,944	3.500	12/20/50	583,618
272,404	4.000	01/20/51	246,704
1,303,429	3.500	02/20/51	1,154,794
412,708	2.500	06/20/51	332,987
991,196	3.000	07/20/51	834,535
1,875,346	2.500	09/20/51	1,516,064
802,751	2.500	10/20/51	646,935
576,228	2.500	11/20/51	465,281
974,770	3.000	11/20/51	818,878
754,986	2.500	12/20/51	608,956

The accompanying notes are an integral part of these financial statements.                67

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued)

September 30, 2023 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Government National Mortgage Association – (continued)
$319,930	2.500%	01/20/52	$258,031
2,866,710	2.500	02/20/53	2,349,188
10,000,000	2.500	TBA-30yr(f)	8,171,419
10,000,000	2.000	TBA-30yr(f)	7,908,137
7,000,000	3.000	TBA-30yr(f)	5,932,121
2,000,000	4.500	TBA-30yr(f)	1,847,328
11,000,000	5.000	TBA-30yr(f)	10,426,760
4,000,000	6.000	TBA-30yr(f)	3,963,735
8,000,000	5.500	TBA-30yr(f)	7,764,028
3,000,000	6.500	TBA-30yr(f)	3,013,722

			75,608,178

Uniform Mortgage-Backed Security – 57.1%
688,013	1.500	07/01/35	573,737
162,203	1.500	08/01/35	135,261
1,114,908	1.500	09/01/35	929,726
1,652,047	1.500	10/01/35	1,377,647
756,174	1.500	11/01/35	630,576
815,899	1.500	12/01/35	680,381
446,634	1.500	02/01/36	373,021
114,982	4.500	07/01/36	108,522
7,823	4.500	12/01/36	7,384
92,114	4.500	02/01/39	87,217
2,564	4.500	03/01/39	2,459
3,240	4.500	05/01/39	3,108
1,578	4.500	07/01/39	1,512
1,675	4.000	08/01/39	1,537
3,815	4.500	09/01/39	3,612
6,677	4.500	10/01/39	6,322
15,885	4.500	02/01/40	15,235
2,838	4.500	03/01/40	2,687
1,840	4.500	04/01/40	1,737
34,889	4.500	04/01/40	32,945
15,957	4.500	06/01/40	15,292
2,674	4.500	09/01/40	2,563
76,630	4.500	09/01/40	72,359
3,859	4.500	12/01/40	3,644
30,758	4.500	01/01/41	29,044
6,473	4.500	04/01/41	6,109
4,427	4.500	04/01/41	4,178
15,747	4.500	06/01/41	14,862
17,088	4.500	07/01/41	16,128
20,079	4.500	08/01/41	19,229
49,887	4.500	08/01/41	47,714
11,004	4.500	08/01/41	10,386
60,441	4.500	09/01/41	57,045
11,408	4.500	09/01/41	10,767
33,440	4.500	10/01/41	31,562
61,527	3.500	10/01/41	54,938
16,734	3.500	11/01/41	14,949
44,262	4.500	11/01/41	41,776
38,179	4.500	12/01/41	36,034
13,061	4.500	01/01/42	12,014
39,979	3.500	01/01/42	35,756
18,777	3.500	01/01/42	16,774
19,538	4.500	01/01/42	18,441
6,449	3.500	02/01/42	5,733
209,941	4.000	03/01/42	192,203

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Uniform Mortgage-Backed Security – (continued)
$2,449	4.500%	03/01/42	$2,312
49,091	4.000	04/01/42	44,944
5,557	4.500	04/01/42	5,235
6,172	3.500	05/01/42	5,466
23,783	3.500	06/01/42	21,217
15,821	3.500	09/01/42	14,180
48,799	3.000	09/01/42	42,661
105,149	3.500	10/01/42	93,571
14,138	3.500	10/01/42	12,600
4,026	3.000	12/01/42	3,506
7,416	3.000	12/01/42	6,501
9,338	3.000	12/01/42	8,206
247,483	3.000	12/01/42	215,997
44,123	3.500	12/01/42	39,337
13,670	3.000	01/01/43	12,027
9,446	3.000	01/01/43	8,222
25,515	3.000	01/01/43	22,455
10,946	3.000	01/01/43	9,542
21,705	3.000	02/01/43	19,031
24,594	3.500	02/01/43	21,780
140,392	3.500	02/01/43	124,856
52,586	3.000	03/01/43	46,364
7,843	3.000	03/01/43	6,878
416,567	3.000	03/01/43	363,239
136,811	3.000	03/01/43	119,332
127,888	3.500	03/01/43	113,788
174,805	3.500	03/01/43	155,651
14,571	3.500	03/01/43	12,889
22,275	3.500	03/01/43	19,706
5,738	3.000	03/01/43	5,002
197,910	3.500	03/01/43	175,082
15,417	3.000	04/01/43	13,501
6,603	3.000	04/01/43	5,738
10,082	3.000	04/01/43	8,789
35,800	3.000	04/01/43	31,213
28,855	3.000	04/01/43	25,153
67,353	3.000	04/01/43	58,777
502,900	3.000	04/01/43	438,621
187,889	3.500	04/01/43	166,217
329,439	3.500	04/01/43	291,440
27,942	3.000	05/01/43	24,408
66,536	3.000	05/01/43	57,989
254,898	3.000	05/01/43	222,148
281,843	3.000	05/01/43	245,800
24,372	3.000	05/01/43	21,195
245,007	2.500	05/01/43	201,581
4,988	3.500	05/01/43	4,413
155,547	3.000	05/01/43	135,328
40,050	3.500	05/01/43	35,605
15,120	3.500	05/01/43	13,376
41,013	3.500	05/01/43	36,282
16,929	3.000	06/01/43	14,717
11,834	3.000	06/01/43	10,316
232,041	3.500	06/01/43	205,258
218,432	3.500	06/01/43	194,114
324,851	3.500	07/01/43	287,381
8,205	3.000	07/01/43	7,138
232,124	3.000	07/01/43	202,166

68                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Uniform Mortgage-Backed Security – (continued)
$232,774	3.500%	07/01/43	$206,878
46,316	3.500	07/01/43	40,974
229,587	3.500	07/01/43	203,105
54,847	3.500	07/01/43	48,521
167,757	3.500	07/01/43	148,406
34,662	3.500	07/01/43	30,664
81,014	3.500	07/01/43	71,669
56,587	3.500	07/01/43	50,060
68,823	3.500	07/01/43	61,221
22,761	3.500	07/01/43	20,135
9,835	3.500	08/01/43	8,700
37,885	3.500	08/01/43	33,515
59,371	3.500	08/01/43	52,523
47,364	3.500	08/01/43	41,901
26,593	3.500	08/01/43	23,584
170,338	3.500	08/01/43	150,691
106,344	3.500	08/01/43	94,077
199,755	3.500	08/01/43	176,714
22,722	3.500	09/01/43	20,188
42,129	3.500	01/01/44	37,166
19,790	3.500	08/01/44	17,428
15,530	3.500	09/01/44	13,753
13,568	3.500	09/01/44	11,957
61,669	3.500	10/01/44	54,636
22,420	5.000	12/01/44	21,770
15,609	3.500	01/01/45	13,800
162,861	4.000	02/01/45	149,030
12,267	3.500	03/01/45	10,782
16,983	3.500	03/01/45	15,014
47,465	3.500	03/01/45	41,963
36,016	3.500	04/01/45	31,706
482,713	3.500	05/01/45	427,663
834,869	4.500	06/01/45	785,390
50,275	3.500	07/01/45	44,227
189,202	4.000	11/01/45	172,346
7,947	3.500	11/01/45	6,986
156,539	3.500	01/01/46	137,709
55,346	4.000	03/01/46	50,406
400,013	3.500	03/01/46	354,394
12,355	3.500	03/01/46	10,861
64,879	3.500	04/01/46	57,480
315,433	3.500	05/01/46	277,094
67,658	4.000	06/01/46	61,356
152,517	4.500	06/01/46	142,968
77,131	3.000	07/01/46	65,161
207,902	4.000	07/01/46	188,536
116,900	3.000	07/01/46	98,759
19,624	4.000	08/01/46	17,796
106,677	3.000	08/01/46	90,123
46,405	3.000	09/01/46	39,204
397,012	3.000	09/01/46	335,402
123,862	3.000	10/01/46	104,641
23,296	4.000	10/01/46	21,126
16,583	3.000	10/01/46	14,009
122,913	3.000	11/01/46	103,838
343,016	3.000	11/01/46	289,635
104,915	3.000	11/01/46	88,656
12,413	3.000	11/01/46	10,489

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Uniform Mortgage-Backed Security – (continued)
$84,453	3.000%	12/01/46	$71,347
78,292	3.000	12/01/46	66,143
96,461	3.000	12/01/46	81,491
231,493	3.000	01/01/47	195,569
19,680	3.000	01/01/47	16,626
148,316	3.000	01/01/47	125,300
636,509	3.000	01/01/47	537,733
548,466	4.500	02/01/47	515,960
50,545	3.000	02/01/47	42,701
12,073	3.000	04/01/47	10,242
99,005	3.000	04/01/47	83,663
25,086	3.000	04/01/47	21,193
335,934	3.500	06/01/47	293,577
153,278	4.500	11/01/47	143,489
5,185	4.500	02/01/48	4,849
4,803	4.500	05/01/48	4,486
268,085	4.500	05/01/48	251,300
423,152	3.500	06/01/48	369,797
234,229	4.500	07/01/48	218,685
2,012	4.500	08/01/48	1,879
10,232	4.500	08/01/48	9,553
394,080	4.500	08/01/48	367,929
425,532	4.500	08/01/48	397,294
340,443	4.500	09/01/48	317,851
6,700	4.500	10/01/48	6,280
1,257,007	5.000	11/01/48	1,210,866
40,366	4.500	11/01/48	37,675
525,577	4.500	11/01/48	491,054
272,216	4.500	12/01/48	254,067
80,061	4.500	02/01/49	74,648
241,122	4.500	02/01/49	224,819
3,179	4.500	02/01/49	2,970
3,354	4.500	02/01/49	3,127
3,927	4.500	05/01/49	3,657
329,583	3.500	07/01/49	288,700
348,910	3.500	07/01/49	305,739
456,809	3.500	08/01/49	400,038
1,720,775	3.000	09/01/49	1,451,707
5,457	4.500	11/01/49	5,082
377,836	4.500	01/01/50	352,733
49,283	4.500	02/01/50	45,951
7,834	4.500	02/01/50	7,295
633,347	3.000	03/01/50	530,223
4,070,437	4.500	03/01/50	3,803,725
442,242	4.500	04/01/50	411,133
431,938	4.500	09/01/50	402,250
3,600,558	2.500	09/01/50	2,905,175
348,274	3.000	10/01/50	291,966
700,769	3.000	10/01/50	589,441
691,245	3.000	10/01/50	579,487
535,097	3.000	10/01/50	450,089
3,864,713	2.000	10/01/50	2,956,624
992,171	2.500	11/01/50	799,001
3,881,597	2.000	12/01/50	2,968,338
981,548	2.500	01/01/51	783,084
4,651,308	2.000	02/01/51	3,552,626
11,676,305	2.000	05/01/51	8,910,992
3,614,728	2.500	05/01/51	2,905,313

The accompanying notes are an integral part of these financial statements.                69

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Uniform Mortgage-Backed Security – (continued)
$4,492,536	2.500%	05/01/51	$3,593,383
1,958,589	2.500	07/01/51	1,575,099
2,486,629	2.500	07/01/51	1,995,046
1,955,991	2.500	07/01/51	1,570,478
1,993,148	2.500	07/01/51	1,599,121
1,747,895	2.500	09/01/51	1,401,308
4,704,484	2.000	11/01/51	3,583,312
2,588,176	2.500	12/01/51	2,073,354
2,663,711	2.500	12/01/51	2,133,031
31,259	2.000	02/01/52	23,982
723,795	6.000	11/01/52	721,210
16,000,000	2.000	TBA-30yr(f)	12,162,408
4,000,000	4.000	TBA-30yr(f)	3,562,498
2,000,000	5.000	TBA-30yr(f)	1,887,267
8,000,000	5.500	TBA-30yr(f)	7,732,504
2,000,000	6.000	TBA-30yr(f)	1,974,140
11,000,000	6.500	TBA-30yr(f)	11,052,578

			117,148,404

TOTAL FEDERAL AGENCIES			$226,533,179

TOTAL MORTGAGE-BACKED OBLIGATIONS (Cost $289,706,024)			$266,575,207

Asset-Backed Securities(c) – 13.0%

Automotive – 0.7%
GM Financial Consumer Automobile Receivables Trust Series 2023-1, Class A2A
$356,003	5.190%	03/16/26	$354,451
GMF Floorplan Owner Revolving Trust Series 2023-1, Class A1(e)
400,000	5.340	06/15/28	396,491
Nissan Auto Receivables Owner Trust Series 2023 A, Class A2A
200,000	5.340	02/17/26	199,056
World Omni Auto Receivables Trust Series 2023-B, Class A2A
600,000	5.250	11/16/26	596,727

			1,546,725

Collateralized Loan Obligations(b)(e) – 9.4%
37 Capital CLO 1 Ltd. Series 2021-1A, Class A (3 mo. USD Term SOFR + 1.462%)
600,000	6.770	10/15/34	591,638
Apidos CLO XXXV Ltd. Series 2021-35A, Class D (3 mo. USD Term SOFR + 2.912%)
750,000	8.238	04/20/34	711,442
Battalion CLO XII Ltd. Series 2018-12A, Class A1 (3 mo. USD Term SOFR + 1.332%)
790,082	6.708	05/17/31	785,408
Benefit Street Partners CLO XXX Ltd. Series 2023-30A, Class A (3 mo. USD Term SOFR + 2.100%)
1,200,000	7.451	04/25/36	1,205,840
CarVal CLO IV Ltd. Series 2021-1A, Class A1A (3 mo. USD Term SOFR + 1.442%)
2,750,000	6.768	07/20/34	2,728,154

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities(c) – (continued)

Collateralized Loan Obligations(b)(e) – (continued)
Invesco CLO Ltd. Series 2021-2A, Class A (3 mo. USD Term SOFR + 1.382%)
$700,000	6.690%	07/15/34	$694,607
Jamestown CLO XVI Ltd. Series 2021-16A, Class A (3 mo. USD Term SOFR + 1.462%)
3,650,000	6.813	07/25/34	3,611,328
Park Blue CLO Ltd. Series 2023-3A, Class A1 (3 mo. USD Term SOFR + 2.000%)
2,300,000	6.957	04/20/36	2,303,057
Pikes Peak CLO 3 Series 2019-3A, Class ARR (3 mo. USD Term SOFR + 1.462%)
600,000	6.813	10/25/34	596,502
Pikes Peak CLO Ltd. Series 2023-12A, Class A (3 mo. USD Term SOFR + 2.100%)
1,200,000	7.037	04/20/36	1,202,630
Shackleton CLO Ltd. Series 2019-14A, Class A1R (3 mo. USD Term SOFR + 1.462%)
2,250,000	6.788	07/20/34	2,220,710
TCW CLO Ltd. Series 2022-1A, Class A1 (3 mo. USD Term SOFR + 1.340%)
1,000,000	6.686	04/22/33	988,113
TCW CLO Ltd. Series 2023-1A, Class A1N (3 mo. USD Term SOFR + 2.070%)
700,000	7.436	04/28/36	701,730
Zais CLO 15 Ltd. Series 2020-15A, Class A1R (3 mo. USD Term SOFR + 1.612%)
925,000	6.977	07/28/32	913,221

			19,254,380

Credit Card – 0.9%
Barclays Dryrock Issuance Trust Series 2023-1, Class A
1,200,000	4.720	02/15/29	1,178,352
Discover Card Execution Note Trust Series 2023-A1, Class A
600,000	4.310	03/15/28	584,190

			1,762,542

Student Loan(b) –2.0%
Brazos Education Loan Authority, Inc. Series 2012-1, Class A1 (30 Day USD SOFR Average + 0.814%)
104,180	6.129	12/26/35	102,744
ECMC Group Student Loan Trust Series 2017-1A, Class A(e) (30 Day USD SOFR Average + 1.314%)
1,229,877	6.629	12/27/66	1,222,251
Goal Capital Funding Trust Series 2010-1, Class A(e) (3 mo. USD LIBOR + 0.700%)
345,742	6.353	08/25/48	337,955
Illinois Student Assistance Commission Series 2010-1, Class A3 (90 Day USD SOFR Average + 1.162%)
329,649	6.216	07/25/45	329,648
PHEAA Student Loan Trust Series 2014-3A, Class A(e) (30 Day USD SOFR Average + 0.704%)
1,720,820	6.019	08/25/40	1,695,967

70                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities(c) – (continued)

Student Loan(b) – (continued)
PHEAA Student Loan Trust Series 2016-1A, Class A(e) (30 Day USD SOFR Average + 1.264%)
$390,430	6.579%	09/25/65	$ 389,701

			4,078,266

TOTAL ASSET-BACKED SECURITIES (Cost $26,786,758)			$ 26,641,913

U.S. Treasury Obligations – 0.5%

U.S. Treasury Bonds
$320,000	3.625%	05/15/53	$ 265,050
640,000	4.125(g)	08/15/53	581,200
U.S. Treasury Notes
271,000	1.250	03/31/28	233,907

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $1,190,996)			$ 1,080,157

TOTAL INVESTMENTS – 143.6%
(Cost $317,683,778)			$294,297,277

LIABILITIES IN EXCESS OF OTHER ASSETS – (43.6)%			(89,339,371)

NET ASSETS – 100.0%			$204,957,906

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(b)

Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on September 30, 2023.

(c)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(d)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on September 30, 2023.

(e)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(f)

TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $90,824,333 which represents approximately 44.4% of net assets as of September 30, 2023.

(g)	All or a portion of security is segregated as collateral for initial margin requirement on futures transactions.

The accompanying notes are an integral part of these financial statements.                71

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued)

September 30, 2023 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD SALES CONTRACTS — At September 30, 2023, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value

Government National Mortgage Association, TBA	3.500%	TBA - 30yr	10/23/23	$ (2,000,000)	$ (1,752,108)
Government National Mortgage Association, TBA	4.000	TBA - 30yr	11/20/23	(1,000,000)	(901,480)
Uniform Mortgage-Backed Security, TBA	2.500	TBA - 30yr	11/13/23	(3,000,000)	(2,382,537)
Uniform Mortgage-Backed Security, TBA	3.000	TBA - 30yr	11/13/23	(4,000,000)	(3,310,783)
Uniform Mortgage-Backed Security, TBA	3.500	TBA - 30yr	11/13/23	(7,000,000)	(6,023,554)
Uniform Mortgage-Backed Security, TBA	4.500	TBA - 30yr	10/13/23	(1,000,000)	(918,320)
Uniform Mortgage-Backed Security, TBA	4.500	TBA - 30yr	11/13/23	(7,000,000)	(6,431,520)
Uniform Mortgage-Backed Security, TBA	5.000	TBA - 30yr	11/13/23	(10,000,000)	(9,438,678)
Uniform Mortgage-Backed Security, TBA	6.500	TBA - 30yr	11/13/23	(3,000,000)	(3,012,582)

(PROCEEDS RECEIVABLE: $(34,665,254))					$(34,171,562)

(a)

TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

FUTURES CONTRACTS — At September 30, 2023, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
10 Year U.S. Treasury Notes	5	12/19/23	$ 540,313	$ 1,746
2 Year U.S. Treasury Notes	18	12/29/23	3,648,797	3,218

Total				$ 4,964

Short position contracts:
5 Year U.S. Treasury Notes	(32)	12/29/23	(3,371,500)	(1,600)
Ultra 10-Year U.S. Treasury Note	(50)	12/19/23	(5,578,125)	126,760
Ultra Long U.S. Treasury Bonds	(31)	12/19/23	(3,679,313)	185,138

Total				$310,298

TOTAL FUTURES CONTRACTS				$315,262

SWAP CONTRACTS — At September 30, 2023, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund(a)	Payments Received by Fund(a)	Termination Date	Notional Amount (000s)(b)	Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

12M SOFR	3.984%	07/31/30	$ 3,770	$ (60,635)	$ 3,910	$ (64,545)
2.680%	12M SOFR	07/28/32	2,850	151,598	35,545	116,053
12M SOFR	2.910	07/28/37	7,000	(293,997)	(105,872)	(188,125)

72                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

Payments Made by the Fund(a)	Payments Received by Fund(a)	Termination Date	Notional Amount (000s)(b)	Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

12M SOFR	3.391%	05/10/38	$ 5,710	$(150,860)	$ (40,758)	$(110,102)
2.080%	12M SOFR	07/28/47	6,950	208,384	132,190	76,194
2.564	12M SOFR	05/11/53	5,400	141,627	28,630	112,997

TOTAL				$ (3,883)	$ 53,645	$ (57,528)

(a)	Payments made annually.
(b)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2023.

WRITTEN OPTIONS CONTRACTS — At September 30, 2023, the Fund had the following purchased and written options:

OVER-THE-COUNTER INTEREST RATE SWAPTIONS

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Purchased option contracts
Puts
3M IRS	JPMorgan Securities, Inc.	5.650%	11/02/2023	3,460,000	$ 3,460,000	$ 453	$ 1,143	$ (690)
3M IRS	JPMorgan Securities, Inc.	5.150	11/02/2023	3,460,000	3,460,000	9,224	6,950	2,274
3M IRS	JPMorgan Securities, Inc.	5.200	11/03/2023	3,460,000	3,460,000	7,868	6,676	1,192
3M IRS	JPMorgan Securities, Inc.	5.700	11/03/2023	3,460,000	3,460,000	301	1,163	(862)
3M IRS	MS & Co. Int. PLC	5.650	12/01/2023	3,390,000	3,390,000	1,070	678	392
3M IRS	MS & Co. Int. PLC	5.150	12/01/2023	3,390,000	3,390,000	9,028	5,933	3,095

				20,620,000	$ 20,620,000	$ 27,944	$ 22,543	$ 5,401

Written option contracts
Puts
3M IRS	JPMorgan Securities, Inc.	5.400	11/02/2023	(6,920,000)	(6,920,000)	(6,365)	(6,053)	(312)
3M IRS	JPMorgan Securities, Inc.	5.450	11/03/2023	(6,920,000)	(6,920,000)	(4,812)	(5,866)	1,054
3M IRS	MS & Co. Int. PLC	5.400	12/01/2023	(6,780,000)	(6,780,000)	(7,713)	(4,788)	(2,925)

				(20,620,000)	$(20,620,000)	$(18,890)	$(16,707)	$ (2,183)

TOTAL				—	$ —	$ 9,054	$ 5,836	$ 3,218

Currency Abbreviations:
USD —U.S. Dollar

The accompanying notes are an integral part of these financial statements.                73

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued)

September 30, 2023 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

Investment Abbreviations:
CLO	—Collateralized Loan Obligation
CMT	—Constant Maturity Treasury Indexes
IO	—Interest Only Stripped Security
LIBOR	—London Interbank Offered Rate
MTA	—Monthly Treasury Average
PI	—Private Investment
REMICS	—Real Estate Mortgage Investment Conduits
RFUCC1 yr.	—1 year Refinitiv USD IBOR Consumer Cash Fallbacks Term
SOFR	—Secured Overnight Funding Rate
STACR	—Structured Agency Credit Risk

Abbreviations:
3M IRS	—3 Months Interest Rate Swaptions
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC
SOFR	—Secured Overnight Funding Rate

74                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Assets and Liabilities September 30, 2023 (Unaudited)

	Enhanced Income Fund	Government Income Fund	Inflation Protected Securities Fund

Assets:

Investments in unaffiliated issuers, at value (cost $584,272,652, $162,918,929 and $300,930,878, respectively)	$567,004,922	$144,139,761	$274,216,672
Investments in affiliated issuers, at value (cost $11,560,060, $0 and $15,895,827, respectively)	11,560,060	—	15,895,827
Purchased options, at value (premium paid $62,187, $21,087 and $90,503, respectively)	77,078	26,068	111,814
Cash	8,736,168	2,410,869	—
Receivables:
Interest and dividends	4,245,781	716,931	553,761
Collateral on certain derivative contracts(a)	1,362,976	161,900	719,226
Fund shares sold	267,259	82,785	103,544
Reimbursement from investment adviser	17,248	41,461	26,629
Due from broker	13,193	18,214	—
Investments sold on an extended-settlement basis	—	32,136,504	—
Investments sold	—	4,533,444	739,730
Due from broker - upfront payment	—	24,996	122,263
Other assets	74,061	79,142	78,296

Total assets	593,358,746	184,372,075	292,567,762

Liabilities:

Written option contracts, at value (premium received $46,089, $15,632 and $67,096, respectively)	52,100	17,587	75,412
Variation margin on futures contracts	38,946	30,796	10,563
Variation margin on swaps contracts	27,573	12,503	87,191
Foreign currency overdraft, at value (identified cost $585, $0 and $10, respectively)	510	—	10
Forward sale contracts, at value (proceeds received $0, $11,581,055 and $0, respectively)	—	11,435,000	—
Due to custodian (overdraft)	—	—	2,662,236
Payables:
Fund shares redeemed	415,581	121,631	1,074,411
Management fees	120,436	51,633	62,073
Investments purchased	25,539	1,815,288	5,972
Distribution and Service fees and Transfer Agency fees	19,510	20,466	30,200
Income distributions	13,466	11,538	—
Investments purchased on an extended-settlement basis	—	39,983,392	4,567,487
Accrued expenses	334,143	252,806	176,155

Total liabilities	1,047,804	53,752,640	8,751,710

Net Assets:

Paid-in capital	628,256,017	180,171,619	363,789,638
Total distributable earnings (loss)	(35,945,075)	(49,552,184)	(79,973,586)
NET ASSETS	$592,310,942	$130,619,435	$283,816,052
Net Assets:
Class A	$12,598,895	$40,369,110	$34,623,912
Class C	—	736,235	2,520,127
Administration	5,478,958	—	—
Institutional	229,571,404	41,307,191	66,938,366
Service	280,810	18,964,336	—
Investor	7,723,018	4,184,662	25,243,154
Class R6	4,221,337	7,272,016	118,801,242
Class R	—	9,634,560	16,595,488
Class P	332,436,520	8,151,325	19,093,763
Total Net Assets	$592,310,942	$130,619,435	$283,816,052
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	1,350,947	3,261,180	3,777,699
Class C	—	59,485	282,210
Administration	586,824	—	—
Institutional	24,654,487	3,341,590	7,192,140
Service	30,157	1,536,198	—
Investor	830,172	338,071	2,732,774
Class R6	453,227	588,557	12,778,607
Class R	—	779,270	1,822,353
Class P	35,701,858	659,743	2,052,132
Net asset value, offering and redemption price per share:(b)
Class A	$9.33	$12.38	$9.17
Class C	—	12.38	8.93
Administration	9.34	—	—
Institutional	9.31	12.36	9.31
Service	9.31	12.34	—
Investor	9.30	12.38	9.24
Class R6	9.31	12.36	9.30
Class R	—	12.36	9.11
Class P	9.31	12.36	9.30

(a)	Segregated for initial margin and/or collateral as follows:

Fund	Futures	Swaps
Enhanced Income	$201,720	$1,161,256
Government Income	—	161,900
Inflation Protected Securities	—	719,226

(b)	Maximum public offering price per share for Class A Shares of the Government Income and Inflation Protected Securities Funds is $12.86 and $9.53, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.                75

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Assets and Liabilities (continued) September 30, 2023 (Unaudited)

	Short Duration Bond Fund	Short Duration Government Fund	Short-Term Conservative Income Fund

Assets:

Investments in unaffiliated issuers, at value (cost $1,471,408,999, $568,825,223 and $1,787,717,561, respectively)	$1,402,192,758	$536,204,621	$1,787,588,405
Investments in affiliated issuers, at value (cost $0, $12,601,152 and $166,748,992, respectively)	—	12,601,152	166,748,992
Purchased options, at value (premium paid $340,976, $0 and $0, respectively)	236,377	—	—
Cash	11,976,001	7,427,660	2,827,830
Foreign currencies, at value (cost $156,005, $0 and $0, respectively)	90,685	—	—
Unrealized gain on forward foreign currency exchange contracts	684,416	—	—
Variation margin on futures contracts	114,588	—	—
Receivables:
Investments sold on an extended-settlement basis	114,616,663	90,532,990	—
Collateral on certain derivative contracts(a)	21,984,828	742,188	—
Interest and dividends	11,368,517	3,303,808	13,458,882
Fund shares sold	989,059	353,894	14,603,463
Due from broker - upfront payment	648,437	26,724,377	—
Reimbursement from investment adviser	37,757	46,319	54,430
Investments sold	—	8,417,090	40,174,258
Foreign tax reclaims	—	—	1,470
Other assets	81,170	68,269	97,473

Total assets	1,565,021,256	686,422,368	2,025,555,203

Liabilities:

Written option contracts, at value (premium received $767,623, $0 and $0, respectively)	578,046	—	—
Variation margin on futures contracts	—	203,118	—
Variation margin on swaps contracts	171,678	30,656	—
Forward sale contracts, at value (proceeds received $48,909,492, $44,021,641 and $0, respectively)	48,335,682	43,311,397	—
Unrealized loss on forward foreign currency exchange contracts	1,161,195	—	—
Payables:
Investments purchased on an extended-settlement basis	93,998,477	113,073,108	21,826,000
Fund shares redeemed	12,320,996	875,672	3,920,958
Due to broker	2,360,000	290,000	—
Management fees	453,456	178,938	311,772
Distribution and Service fees and Transfer Agency fees	52,973	34,802	81,899
Income distributions	25,905	117,838	259,660
Due to broker — upfront payment	19,089	26,657,368	—
Investments purchased	—	5,197,155	20,101,595
Accrued expenses	377,044	294,474	247,288

Total liabilities	159,854,541	190,264,526	46,749,172

Net Assets:

Paid-in capital	1,560,746,312	586,933,403	2,003,596,984
Total distributable earnings (loss)	(155,579,597)	(90,775,561)	(24,790,953)

NET ASSETS	$1,405,166,715	$496,157,842	$1,978,806,031
Net Assets:
Class A	$46,226,633	$55,121,946	$33,090,519
Class C	2,288,148	4,483,938	—
Administration	—	—	28,558
Preferred	—	—	28,445
Institutional	138,194,155	212,671,415	981,433,564
Service	—	17,412,091	—
Investor	51,814,908	31,116,763	250,727,101
Class R6	81,587,795	15,126,715	74,365,360
Class R	21,087	—	—
Class P	1,085,033,989	160,224,974	639,132,484
Total Net Assets	$1,405,166,715	$496,157,842	$1,978,806,031
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	4,941,655	6,064,014	3,300,014
Class C	244,678	497,283	—
Administration	—	—	2,847
Preferred	—	—	2,837
Institutional	14,747,054	23,478,656	97,800,043
Service	—	1,924,597	—
Investor	5,531,419	3,419,449	24,991,291
Class R6	8,714,348	1,669,543	7,412,436
Class R	2,249	—	—
Class P	115,841,004	17,690,552	63,759,788
Net asset value, offering and redemption price per share:(b)
Class A	$9.35	$9.09	$10.03
Class C	9.35	9.02	—
Administration	—	—	10.03
Preferred	—	—	10.03
Institutional	9.37	9.06	10.04
Service	—	9.05	—
Investor	9.37	9.10	10.03
Class R6	9.36	9.06	10.03
Class R	9.37	—	—
Class P	9.37	9.06	10.02

(a)	Segregated for initial margin and/or collateral as follows:

Fund	Swaps	Forwards	TBA
Short Duration Bond	$19,684,828	$2,300,000	$ —
Short Duration Government	436,188	—	306,000

(b)	Maximum public offering price per share for Class A Shares of the Short Duration Bond and Short Duration Government Funds is $9.49 and $9.23, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

76                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Assets and Liabilities (continued) September 30, 2023 (Unaudited)

U.S. Mortgages Fund

Assets:

Investments in unaffiliated issuers, at value (cost $317,683,778)	$294,297,277
Purchased options, at value (premium paid $22,543)	27,944
Cash	1,383,045
Variation margin on swaps contracts	12,555
Receivables:
Investments sold on an extended-settlement basis	99,818,197
Collateral on certain derivative contracts(a)	1,634,806
Interest and dividends	911,261
Investments sold	383,909
Fund shares sold	112,397
Reimbursement from investment adviser	20,990
Due from broker - upfront payment	1,031
Other assets	58,529

Total assets	398,661,941

Liabilities:

Written option contracts, at value (premium received $16,707)	18,890
Variation margin on futures contracts	18,631
Foreign currency overdraft, at value (identified cost $1,722)	1,588
Forward sale contracts, at value (proceeds received $34,665,254)	34,171,562
Payables:
Investments purchased on an extended-settlement basis	157,146,325
Fund shares redeemed	2,015,467
Management fees	58,710
Income distributions	45,996
Distribution and Service fees and Transfer Agency fees	11,522
Accrued expenses	215,344

Total liabilities	193,704,035

Net Assets:

Paid-in capital	261,295,205
Total distributable earnings (loss)	(56,337,299)

NET ASSETS	$204,957,906
Net Assets:
Class A	$ 13,718,002
Institutional	58,764,614
Separate Account Institutional	88,814,472
Investor	24,037,043
Class R6	13,212,555
Class P	6,411,220
Total Net Assets	$204,957,906
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	1,617,547
Institutional	6,910,735
Separate Account Institutional	10,470,758
Investor	2,827,946
Class R6	1,554,504
Class P	754,614
Net asset value, offering and redemption price per share:(b)
Class A	$8.48
Institutional	8.50
Separate Account Institutional	8.48
Investor	8.50
Class R6	8.50
Class P	8.50
(a)	Segregated for initial margin and/or collateral as follows:

Fund	Swaps	TBA
U.S. Mortgages	$174,806	$1,460,000

(b)	Maximum public offering price per share for Class A Shares of U.S. Mortgages Funds is $8.81. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.                77

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Operations For the Six Months Ended September 30, 2023 (Unaudited)

	Enhanced Income Fund	Government Income Fund	Inflation Protected Securities Fund

Investment Income:

Interest	$10,373,615	$2,762,987	$8,176,699

Dividends — unaffiliated issuers	356,991	—	—

Dividends — affiliated issuers	191,190	14,984	28,072

Total investment income	10,921,796	2,777,971	8,204,771

Expenses:

Management fees	743,938	461,675	423,740

Transfer Agency fees(a)	110,676	72,151	94,076

Custody, accounting and administrative services	90,929	71,246	53,560

Professional fees	84,904	69,174	62,572

Printing and mailing costs	54,640	29,998	37,547

Registration fees	44,037	60,312	52,509

Trustee fees	11,821	11,392	11,506

Distribution and Service (12b-1) fees(a)	10,067	107,466	102,784

Shareholder Administration fees — Service Class	7,076	25,817	—

Shareholder meeting expense	2,962	5,462	11,901

Service fees — Class C	—	936	3,957

Other	21,282	9,247	9,511

Total expenses	1,182,332	924,876	863,663

Less — expense reductions	(123,582)	(319,405)	(156,802)

Net expenses	1,058,750	605,471	706,861

NET INVESTMENT INCOME	9,863,046	2,172,500	7,497,910

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(3,007,450)	(11,920,576)	(27,618,508)

Investments — affiliated issuers	10	—	—

Purchased options	—	(67,000)	—

Futures contracts	1,891,348	1,314,037	1,442,941

Written options	—	(5,159)	(222,892)

Swap contracts	(2,603,188)	(283,989)	(736,426)

Foreign currency transactions	—	(7)	—

Net change in unrealized gain (loss) on:

Investments — affiliated issuers	(9)	—	—

Investments — unaffiliated issuers	5,761,253	1,015,524	6,434,625

Purchased options	14,891	62,519	21,311

Futures contracts	1,940,996	603,728	347,681

Written options	(6,011)	(62,761)	(8,316)

Swap contracts	693,702	(90,117)	(436,894)

Foreign currency translation	63	—	—

Net realized and unrealized gain (loss)	4,685,605	(9,433,801)	(20,776,478)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$14,548,651	$(7,261,301)	$(13,278,568)

(a)	Class specific Distribution and/or Service (12b-1) and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees				Transfer Agency Fees
Fund	Class A	Class C	Service	Class R	Class A	Class C	Adminstration	Institutional	Service	Investor	Class R6	Class R	Class P
Enhanced Income	$9,720	$—	$347	$—	$7,776	$—	$1,077	$46,758	$55	$4,798	$809	$—	$49,403
Government Income	55,020	2,807	25,817	23,822	26,410	449	—	8,710	4,131	24,502	1,072	5,717	1,160
Inflation Protected Securities	48,400	11,870	—	42,514	23,232	1,899	—	15,220	—	19,837	20,299	10,203	3,386

78                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Operations (continued) For the Six Months Ended September 30, 2023 (Unaudited)

	Short Duration Bond Fund	Short Duration Government Fund	Short-Term Conservative Income Fund

Investment Income:

Interest (net of foreign withholding taxes of $0, $0 and $2,284, respectively)	$25,448,654	$8,842,939	$53,676,840

Dividends — affiliated issuers	651,363	200,475	2,067,599

Total investment income	26,100,017	9,043,414	55,744,439

Expenses:

Management fees	2,784,205	1,142,633	2,582,741

Transfer Agency fees(a)	271,688	133,414	489,578

Custody, accounting and administrative services	115,686	98,690	91,807

Registration fees	92,088	62,096	125,110

Professional fees	82,093	70,063	60,354

Distribution and Service (12b-1) fees(a)	69,213	113,433	24,637

Printing and mailing costs	37,039	30,546	46,896

Trustee fees	12,329	11,641	12,803

Shareholder meeting expense	10,235	7,760	17,695

Service fees — Class C	3,301	6,484	—

Prime broker fees	2,860	—	—

Shareholder Administration fees — Service Class	—	22,303	—

Other	28,492	14,091	34,364

Total expenses	3,509,229	1,713,154	3,485,985

Less — expense reductions	(303,389)	(292,370)	(910,182)

Net expenses	3,205,840	1,420,784	2,575,803

NET INVESTMENT INCOME	22,894,177	7,622,630	53,168,636

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(9,298,265)	(2,842,546)	(1,756,518)

Investments — affiliated issuers	(4,446,240)	—	—

Purchased options	(262,009)	—	—

Futures contracts	(3,815,869)	2,243,336	—

Written options	552,981	(134,913)	—

Swap contracts	918,455	1,637,457	—

Forward foreign currency exchange contracts	(1,073,413)	—	—

Foreign currency transactions	(215,810)	—	—

Net change in unrealized gain (loss) on:

Investments — affiliated issuers	3,810,449	—	—

Investments — unaffiliated issuers	5,476,147	(12,167,868)	3,465,864

Purchased options	807,261	—	—

Futures contracts	(1,067,681)	3,994,620	—

Written options	(1,144,413)	—	—

Swap contracts	(3,442,892)	(2,200,114)	—

Forward foreign currency exchange contracts	401,697	—	—

Foreign currency translation	(32,595)	—	—

Net realized and unrealized gain (loss)	(12,832,197)	(9,470,028)	1,709,346

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$10,061,980	$(1,847,398)	$54,877,982

(a)	Class specific Distribution and/or Service (12b-1) and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees				Transfer Agency Fees
Fund	Class A	Class C	Service	Class R	Class A	Class C	Administration	Preferred	Institutional	Service	Investor	Class R6	Class R	Class P
Short Duration Bond	$59,250	$ 9,902	$—	$61	$28,440	$1,584	$—	$—	$ 28,760	$—	$ 35,491	$12,233	$15	$165,165
Short Duration Government	71,679	19,451	22,303	—	34,406	3,112	—	—	44,362	3,568	20,515	2,169	—	25,282
Short-Term Conservative Income	24,637	—	—	—	19,710	—	6	5	200,676	—	152,926	10,983	—	105,272

The accompanying notes are an integral part of these financial statements.                79

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Operations (continued) For the Six Months Ended September 30, 2023 (Unaudited)

U.S. Mortgages Fund

Investment Income:

Interest	$4,403,306

Dividends — affiliated issuers	13,397

Total investment income	4,416,703

Expenses:

Management fees	373,155

Professional fees	70,052

Transfer Agency fees	55,096

Custody, accounting and administrative services	49,257

Registration fees	45,504

Printing and mailing costs	20,714

Distribution and Service (12b-1) fees(a)	19,366

Trustee fees	11,402

Shareholder meeting expense	4,880

Other	9,047

Total expenses	658,473

Less — expense reductions	(125,294)

Net expenses	533,179

NET INVESTMENT INCOME	3,883,524

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(4,924,410)

Futures contracts	943,425

Written options	(52,089)

Swap contracts	(236,365)

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	(9,832,035)

Purchased options	5,401

Futures contracts	319,227

Written options	(2,183)

Swap contracts	(70,442)

Foreign currency translation	8

Net realized and unrealized loss	(13,849,463)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(9,965,939)

(a)	Class specific Distribution and/or Service (12b-1) and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees	Transfer Agency Fees
Fund	Class A	Class A	Institutional	Separate Account Institutional	Investor	Class R6	Class P
U.S. Mortgages	$19,366	$9,296	$12,000	$14,092	$16,265	$2,423	$1,020

80                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Changes in Net Assets

	Enhanced Income Fund		Government Income Fund
	For the Six Months Ended September 30, 2023 (Unaudited)	For the Fiscal Year Ended March 31, 2023	For the Six Months Ended September 30, 2023 (Unaudited)	For the Fiscal Year Ended March 31, 2023

From operations:

Net investment income	$ 9,863,046	$ 17,419,074	$ 2,172,500	$ 4,084,446

Net realized loss	(3,719,280)	(3,491,851)	(10,962,694)	(8,847,202)

Net change in unrealized gain (loss)	8,404,885	(4,718,168)	1,528,893	(10,758,298)

Net increase (decrease) in net assets resulting from operations	14,548,651	9,209,055	(7,261,301)	(15,521,054)

Distributions to shareholders:

From distributable earnings:

Class A Shares	(199,215)	(392,770)	(515,328)	(821,260)

Class C Shares	—	—	(5,938)	(9,017)

Administration Shares	(82,370)	(111,442)	—	—

Institutional Shares	(3,863,384)	(7,284,530)	(576,870)	(1,353,053)

Service Shares	(3,898)	(2,023)	(222,177)	(325,481)

Investor Shares	(128,754)	(218,684)	(508,206)	(1,406,174)

Class R6 Shares	(89,079)	(231,298)	(95,138)	(149,385)

Class R Shares	—	—	(99,807)	(149,659)

Class P Shares	(5,473,425)	(13,835,648)	(102,955)	(166,215)

Return of capital:

Class A Shares	—	(23,851)	—	—

Administration Shares	—	(6,767)	—	—

Institutional Shares	—	(442,360)	—	—

Service Shares	—	(123)	—	—

Investor Shares	—	(13,280)	—	—

Class R6 Shares	—	(14,046)	—	—

Class P Shares	—	(840,183)	—	—

Total distributions to shareholders	(9,840,125)	(23,417,005)	(2,126,419)	(4,380,244)

From share transactions:

Proceeds from sales of shares	47,291,508	425,937,344	23,792,128	60,676,594

Reinvestment of distributions	9,757,316	23,034,602	2,055,643	3,991,268

Cost of shares redeemed	(83,476,532)	(878,874,291)	(103,644,152)	(124,294,198)

Net decrease in net assets resulting from share transactions	(26,427,708)	(429,902,345)	(77,796,381)	(59,626,336)

TOTAL DECREASE	(21,719,182)	(444,110,295)	(87,184,101)	(79,527,634)

Net assets:

Beginning of period	614,030,124	1,058,140,419	217,803,536	297,331,170

End of period	$592,310,942	$ 614,030,124	$ 130,619,435	$217,803,536

The accompanying notes are an integral part of these financial statements.                81

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Changes in Net Assets (continued)

	Inflation Protected Securities Fund		Short Duration Bond Fund
	For the Six Months Ended September 30, 2023 (Unaudited)	For the Fiscal Year Ended March 31, 2023	For the Six Months Ended September 30, 2023 (Unaudited)	For the Fiscal Year Ended March 31, 2023

From operations:

Net investment income	$ 7,497,910	$ 25,687,783	$ 22,894,177	$ 43,275,538

Net realized loss	(27,134,885)	(14,972,234)	(17,640,170)	(62,725,461)

Net change in unrealized gain (loss)	6,358,407	(46,303,192)	4,807,973	(4,220,366)

Net increase (decrease) in net assets resulting from operations	(13,278,568)	(35,587,643)	10,061,980	(23,670,289)

Distributions to shareholders:

From distributable earnings:

Class A Shares	(945,684)	(3,309,853)	(709,028)	(706,406)

Class C Shares	(63,330)	(220,022)	(34,198)	(29,679)

Institutional Shares	(1,885,923)	(8,626,002)	(2,373,240)	(2,946,586)

Investor Shares	(762,056)	(3,915,031)	(957,777)	(659,632)

Class R6 Shares	(3,453,957)	(9,685,561)	(1,350,555)	(1,424,623)

Class R Shares	(415,111)	(983,407)	(335)	(1,633)

Class P Shares	(557,771)	(1,904,916)	(18,232,571)	(21,126,293)

Return of capital:

Class A Shares	—	—	—	(511,437)

Class C Shares	—	—	—	(21,488)

Institutional Shares	—	—	—	(2,133,327)

Investor Shares	—	—	—	(477,574)

Class R6 Shares	—	—	—	(1,031,427)

Class R Shares	—	—	—	(1,183)

Class P Shares	—	—	—	(15,295,429)

Total distributions to shareholders	(8,083,832)	(28,644,792)	(23,657,704)	(46,366,717)

From share transactions:

Proceeds from sales of shares	30,288,738	155,820,265	186,724,178	747,614,580

Reinvestment of distributions	7,273,245	25,355,156	23,500,995	45,970,629

Cost of shares redeemed	(100,061,351)	(267,543,187)	(242,749,527)	(1,741,993,575)

Net decrease in net assets resulting from share transactions	(62,499,368)	(86,367,766)	(32,524,354)	(948,408,366)

TOTAL DECREASE	(83,861,768)	(150,600,201)	(46,120,078)	(1,018,445,372)

Net assets:

Beginning of period	367,677,820	518,278,021	1,451,286,793	2,469,732,165

End of period	$ 283,816,052	$ 367,677,820	$1,405,166,715	$ 1,451,286,793

82                     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Changes in Net Assets (continued)

	Short Duration Government Fund		Short-Term Conservative Income Fund
	For the Six Months Ended September 30, 2023 (Unaudited)	For the Fiscal Year Ended March 31, 2023	For the Six Months Ended September 30, 2023 (Unaudited)	For the Fiscal Year Ended March 31, 2023

From operations:

Net investment income	$ 7,622,630	$ 10,444,745	$ 53,168,636	$ 64,518,853

Net realized gain (loss)	903,334	(13,906,340)	(1,756,518)	(14,510,722)

Net change in unrealized gain (loss)	(10,373,362)	(2,665,043)	3,465,864	14,564,070

Net increase (decrease) in net assets resulting from operations	(1,847,398)	(6,126,638)	54,877,982	64,572,201

Distributions to shareholders:

From distributable earnings:

Class A Shares	(777,826)	(1,029,039)	(808,483)	(935,460)

Class C Shares	(59,830)	(90,095)	—	—

Administration Shares	—	—	(727)	(732)

Preferred Shares	—	—	(724)	(730)

Institutional Shares	(3,375,927)	(4,899,247)	(25,850,914)	(28,607,764)

Service Shares	(227,008)	(263,203)	—	—

Investor Shares	(505,920)	(619,181)	(6,474,336)	(4,891,336)

Class R6 Shares	(221,193)	(264,190)	(1,890,792)	(2,137,945)

Class P Shares	(2,571,515)	(4,086,547)	(18,067,638)	(28,330,229)

Total distributions to shareholders	(7,739,219)	(11,251,502)	(53,093,614)	(64,904,196)

From share transactions:

Proceeds from sales of shares	42,214,877	321,204,182	439,965,983	1,663,425,532

Reinvestment of distributions	7,019,742	10,167,502	51,271,647	62,445,973

Cost of shares redeemed	(81,960,242)	(465,354,550)	(621,956,243)	(3,632,313,743)

Net decrease in net assets resulting from share transactions	(32,725,623)	(133,982,866)	(130,718,613)	(1,906,442,238)

TOTAL DECREASE	(42,312,240)	(151,361,006)	(128,934,245)	(1,906,774,233)

Net assets:

Beginning of period	538,470,082	689,831,088	2,107,740,276	4,014,514,509

End of period	$496,157,842	$ 538,470,082	$1,978,806,031	$ 2,107,740,276

The accompanying notes are an integral part of these financial statements.                83

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Changes in Net Assets (continued)

	U.S. Mortgages Fund

	For the Six Months Ended September 30, 2023 (Unaudited)	For the Fiscal Year Ended March 31, 2023

From operations:

Net investment income	$3,883,524	$5,883,936

Net realized loss	(4,269,439)	(12,227,637)

Net change in unrealized loss	(9,580,024)	(7,127,865)

Net decrease in net assets resulting from operations	(9,965,939)	(13,471,566)

Distributions to shareholders:

From distributable earnings:

Class A Shares	(268,959)	(622,549)

Institutional Shares	(1,141,170)	(1,848,185)

Separate Account Institutional Shares	(1,792,955)	(2,950,292)

Investor Shares	(506,510)	(737,892)

Class R6 Shares	(308,279)	(539,757)

Class P Shares	(129,880)	(183,718)

Total distributions to shareholders	(4,147,753)	(6,882,393)

From share transactions:

Proceeds from sales of shares	22,692,085	62,686,063

Reinvestment of distributions	3,846,726	6,378,164

Cost of shares redeemed	(40,560,687)	(82,115,700)

Net decrease in net assets resulting from share transactions	(14,021,876)	(13,051,473)

TOTAL DECREASE	(28,135,568)	(33,405,432)

Net assets:

Beginning of period	233,093,474	266,498,906

End of period	$204,957,906	$233,093,474

84                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Enhanced Income Fund
	Class A Shares

	Six Months Ended September 30, 2023 (Unaudited)	Year Ended March 31,
		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$ 9.25	$9.37	$9.56	$9.22	$9.45	$9.41

Net investment income (a)	0.14	0.15	0.04	0.10	0.20	0.19

Net realized and unrealized gain (loss)	0.08	(0.05)	(0.18)	0.34	(0.24)	0.04

Total from investment operations	0.22	0.10	(0.14)	0.44	(0.04)	0.23

Distributions to shareholders from net investment income	(0.14)	(0.16)	(0.05)	(0.10)	(0.19)	(0.19)

Distributions to shareholders from net realized gains	—	(0.05)	—	—	—	—

Distributions to shareholders from return of capital	—	(0.01)	—	—	—	—

Total distributions	(0.14)	(0.22)	(0.05)	(0.10)	(0.19)	(0.19)

Net asset value, end of period	$ 9.33	$9.25	$9.37	$9.56	$9.22	$9.45

Total return(b)	2.43%	1.14%	(1.48)%	4.82%	(0.41)%	2.41%

Net assets, end of period (in 000s)	$12,599	$13,575	$25,272	$15,098	$10,456	$19,396

Ratio of net expenses to average net assets	0.58%(c)	0.58%	0.57%	0.58%	0.59%	0.61%

Ratio of total expenses to average net assets	0.62%(c)	0.60%	0.58%	0.61%	0.63%	0.65%

Ratio of net investment income to average net assets	3.08%(c)	1.67%	0.46%	1.04%	2.08%	2.02%

Portfolio turnover rate(d)	10%	25%	17%	58%	53%	42%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.                85

GOLDMAN SACHS ENHANCED INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Enhanced Income Fund
	Administration Shares

	Six Months Ended September 30, 2023 (Unaudited)	Year Ended March 31,
		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$ 9.26	$9.38	$9.57	$9.23	$9.46	$9.43

Net investment income(a)	0.14	0.16	0.04	0.09	0.19	0.19

Net realized and unrealized gain (loss)	0.08	(0.06)	(0.18)	0.35	(0.23)	0.03

Total from investment operations	0.22	0.10	(0.14)	0.44	(0.04)	0.22

Distributions to shareholders from net investment income	(0.14)	(0.16)	(0.05)	(0.10)	(0.19)	(0.19)

Distributions to shareholders from net realized gains	—	(0.05)	—	—	—	—

Distributions to shareholders from return of capital	—	(0.01)	—	—	—	—

Total distributions	(0.14)	(0.22)	(0.05)	(0.10)	(0.19)	(0.19)

Net asset value, end of period	$ 9.34	$9.26	$9.38	$9.57	$9.23	$9.46

Total return(b)	2.41%	1.12%	(1.50)%	4.79%	(0.42)%	2.33%

Net assets, end of period (in 000s)	$5,479	$4,992	$4,934	$16,333	$4,254	$2,905

Ratio of net expenses to average net assets	0.60%(c)	0.60%	0.60%	0.59%	0.60%	0.60%

Ratio of total expenses to average net assets	0.64%(c)	0.63%	0.60%	0.63%	0.64%	0.64%

Ratio of net investment income to average net assets	3.07%(c)	1.74%	0.39%	0.97%	2.02%	2.03%

Portfolio turnover rate(d)	10%	25%	17%	58%	53%	42%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

86                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Enhanced Income Fund
	Institutional Shares

	Six Months Ended September 30, 2023 (Unaudited)	Year Ended March 31,
		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$ 9.24	$9.36	$9.55	$9.21	$9.43	$9.39

Net investment income(a)	0.15	0.17	0.06	0.12	0.22	0.21

Net realized and unrealized gain (loss)	0.07	(0.05)	(0.16)	0.35	(0.22)	0.04

Total from investment operations	0.22	0.12	(0.10)	0.47	—	0.25

Distributions to shareholders from net investment income	(0.15)	(0.18)	(0.09)	(0.13)	(0.22)	(0.21)

Distributions to shareholders from net realized gains	—	(0.05)	—	—	—	—

Distributions to shareholders from return of capital	—	(0.01)	—	—	—	—

Total distributions	(0.15)	(0.24)	(0.09)	(0.13)	(0.22)	(0.21)

Net asset value, end of period	$ 9.31	$9.24	$9.36	$9.55	$9.21	$9.43

Total return(b)	2.43%	1.37%	(1.26)%	5.18%	(0.17)%	2.70%

Net assets, end of period (in 000s)	$229,571	$242,734	$408,324	$299,844	$180,477	$252,561

Ratio of net expenses to average net assets	0.35%(c)	0.35%	0.34%	0.34%	0.35%	0.35%

Ratio of total expenses to average net assets	0.39%(c)	0.37%	0.35%	0.38%	0.39%	0.37%

Ratio of net investment income to average net assets	3.32%(c)	1.83%	0.68%	1.25%	2.30%	2.18%

Portfolio turnover rate(d)	10%	25%	17%	58%	53%	42%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.                87

GOLDMAN SACHS ENHANCED INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Enhanced Income Fund

	Service Shares
	Six Months Ended September 30, 2023 (Unaudited)	Year Ended March 31, 2023	Period Ended March 31, 2022(a)

Per Share Data

Net asset value, beginning of period	$ 9.24	$ 9.35	$ 9.49

Net investment income(b)	0.13	0.18	0.01

Net realized and unrealized gain (loss)	0.07	(0.09)	(0.15)

Total from investment operations	0.20	0.09	(0.14)

Distributions to shareholders from net investment income	(0.13)	(0.15)	—(c)

Distributions to shareholders from net realized gains	—	(0.05)	—

Distributions to shareholders from return of capital	—	—(d)	—

Total distributions	(0.13)	(0.20)	—(c)

Net asset value, end of period	$ 9.31	$ 9.24	$ 9.35

Total return(e)	2.18%	0.87%	(1.23)%

Net assets, end of period (in 000s)	$ 281	$ 275	$ 28

Ratio of net expenses to average net assets	0.85%(f)	0.85%	0.85%(f)

Ratio of total expenses to average net assets	0.89%(f)	0.89%	0.85%(f)

Ratio of net investment income to average net assets	2.82%(f)	1.98%	0.22%(f)

Portfolio turnover rate(g)	10%	25%	17%

(a)	Commenced operations on December 10, 2021.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)	Amount is less than ($0.005) per share.
(e)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(f)	Annualized.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

88                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Enhanced Income Fund
	Investor Shares

	Six Months Ended September 30, 2023 (Unaudited)	Year Ended March 31,
		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$ 9.23	$9.35	$9.54	$9.19	$9.42	$9.39

Net investment income(a)	0.15	0.17	0.06	0.11	0.21	0.21

Net realized and unrealized gain (loss)	0.07	(0.05)	(0.17)	0.36	(0.23)	0.02

Total from investment operations	0.22	0.12	(0.11)	0.47	(0.02)	0.23

Distributions to shareholders from net investment income	(0.15)	(0.18)	(0.08)	(0.12)	(0.21)	(0.20)

Distributions to shareholders from net realized gains	—	(0.05)	—	—	—	—

Distributions to shareholders from return of capital	—	(0.01)	—	—	—	—

Total distributions	(0.15)	(0.24)	(0.08)	(0.12)	(0.21)	(0.20)

Net asset value, end of period	$ 9.30	$9.23	$9.35	$9.54	$9.19	$9.42

Total return(b)	2.39%	1.29%	(1.34)%	5.10%	(0.27)%	2.50%

Net assets, end of period (in 000s)	$7,723	$8,894	$11,980	$9,184	$6,875	$6,096

Ratio of net expenses to average net assets	0.43%(c)	0.43%	0.42%	0.42%	0.44%	0.44%

Ratio of total expenses to average net assets	0.47%(c)	0.46%	0.43%	0.46%	0.48%	0.48%

Ratio of net investment income to average net assets	3.23%(c)	1.86%	0.60%	1.20%	2.21%	2.19%

Portfolio turnover rate(d)	10%	25%	17%	58%	53%	42%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.                89

GOLDMAN SACHS ENHANCED INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Enhanced Income Fund
	Class R6 Shares
	Six Months Ended September 30, 2023 (Unaudited)	Year Ended March 31,
		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$ 9.24	$ 9.36	$ 9.55	$9.21	$ 9.43	$ 9.40

Net investment income(a)	0.15	0.17	0.06	0.13	0.22	0.23

Net realized and unrealized gain (loss)	0.07	(0.04)	(0.17)	0.34	(0.22)	0.01

Total from investment operations	0.22	0.13	(0.11)	0.47	—	0.24

Distributions to shareholders from net investment income	(0.15)	(0.19)	(0.08)	(0.13)	(0.22)	(0.21)

Distributions to shareholders from net realized gains	—	(0.05)	—	—	—	—

Distributions to shareholders from return of capital	—	(0.01)	—	—	—	—

Total distributions	(0.15)	(0.25)	(0.08)	(0.13)	(0.22)	(0.21)

Net asset value, end of period	$ 9.31	$ 9.24	$ 9.36	$9.55	$ 9.21	$ 9.43

Total return(b)	2.44%	1.38%	(1.25)%	5.19%	(0.16)%	2.59%

Net assets, end of period (in 000s)	$4,221	$6,539	$14,426	$36,558	$45,134	$49,846

Ratio of net expenses to average net assets	0.34%(c)	0.34%	0.33%	0.33%	0.34%	0.34%

Ratio of total expenses to average net assets	0.38%(c)	0.36%	0.34%	0.37%	0.38%	0.42%

Ratio of net investment income to average net assets	3.32%(c)	1.87%	0.66%	1.34%	2.30%	2.48%

Portfolio turnover rate(d)	10%	25%	17%	58%	53%	42%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

90                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Enhanced Income Fund
	Class P Shares

	Six Months Ended September 30, 2023 (Unaudited)	Year Ended March 31,				Period Ended March 31, 2019(a)
		2023	2022	2021	2020

Per Share Data

Net asset value, beginning of period	$ 9.24	$ 9.36	$ 9.55	$ 9.21	$ 9.43	$ 9.41

Net investment income(b)	0.15	0.18	0.07	0.12	0.22	0.21

Net realized and unrealized gain (loss)	0.07	(0.05)	(0.18)	0.35	(0.22)	0.01

Total from investment operations	0.22	0.13	(0.11)	0.47	—	0.22

Distributions to shareholders from net investment income	(0.15)	(0.19)	(0.08)	(0.13)	(0.22)	(0.20)

Distributions to shareholders from net realized gains	—	(0.05)	—	—	—	—

Distributions to shareholders from return of capital	—	(0.01)	—	—	—	—

Total distributions	(0.15)	(0.25)	(0.08)	(0.13)	(0.22)	(0.20)

Net asset value, end of period	$ 9.31	$ 9.24	$ 9.36	$ 9.55	$ 9.21	$ 9.43

Total return(c)	2.44%	1.38%	(1.25)%	5.19%	(0.16)%	2.36%

Net assets, end of period (in 000s)	$332,437	$337,021	$593,178	$294,205	$152,713	$189,835

Ratio of net expenses to average net assets	0.34%(d)	0.34%	0.33%	0.33%	0.34%	0.34%	(d)

Ratio of total expenses to average net assets	0.38%(d)	0.37%	0.34%	0.37%	0.38%	0.38%	(d)

Ratio of net investment income to average net assets	3.33%(d)	1.97%	0.71%	1.23%	2.31%	2.33%	(d)

Portfolio turnover rate(e)	10%	25%	17%	58%	53%	42%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.                91

GOLDMAN SACHS GOVERNMENT INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Government Income Fund

	Class A Shares
	Six Months Ended September 30, 2023 (Unaudited)	Year Ended March 31,
		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$ 13.11	$ 14.09	$ 15.14	$ 15.57	$ 14.58	$ 14.39

Net investment income (a)	0.15	0.20	0.05	0.07	0.23	0.28

Net realized and unrealized gain (loss)	(0.73)	(0.96)	(0.77)	(0.35)	1.06	0.21

Total from investment operations	(0.58)	(0.76)	(0.72)	(0.28)	1.29	0.49

Distributions to shareholders from net investment income	(0.15)	(0.22)	(0.12)	(0.15)	(0.30)	(0.30)

Distributions to shareholders from net realized gains	—	—	(0.21)	—	—	—

Total distributions	(0.15)	(0.22)	(0.33)	(0.15)	(0.30)	(0.30)

Net asset value, end of period	$ 12.38	$ 13.11	$ 14.09	$ 15.14	$ 15.57	$ 14.58

Total return(b)	(4.45)%	(5.38)%	(4.82)%	(1.73)%	8.83%	3.46%

Net assets, end of period (in 000s)	$40,369	$45,870	$56,679	$74,473	$75,282	$93,352

Ratio of net expenses to average net assets	0.82%(c)	0.82%	0.83%	0.83%	0.89%	0.91%

Ratio of total expenses to average net assets	1.20%(c)	1.12%	1.09%	1.07%	1.09%	1.10%

Ratio of net investment income to average net assets	2.39%(c)	1.53%	0.35%	0.43%	1.54%	1.94%

Portfolio turnover rate(d)	293%	709%	578%	820%	943%	530%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

92                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Government Income Fund

	Class C Shares

	Six Months Ended September 30, 2023 (Unaudited)	Year Ended March 31,
		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$13.11	$14.09	$15.14	$15.57	$14.58	$14.39

Net investment income (loss)(a)	0.11	0.10	(0.06)	(0.05)	0.11	0.17

Net realized and unrealized gain (loss)	(0.74)	(0.96)	(0.77)	(0.34)	1.07	0.21

Total from investment operations	(0.63)	(0.86)	(0.83)	(0.39)	1.18	0.38

Distributions to shareholders from net investment income	(0.10)	(0.12)	(0.01)	(0.04)	(0.19)	(0.19)

Distributions to shareholders from net realized gains	—	—	(0.21)	—	—	—

Total distributions	(0.10)	(0.12)	(0.22)	(0.04)	(0.19)	(0.19)

Net asset value, end of period	$12.38	$13.11	$14.09	$15.14	$15.57	$14.58

Total return(b)	(4.81)%	(6.09)%	(5.52)%	(2.53)%	8.10%	2.69%

Net assets, end of period (in 000s)	$736	$ 840	$1,532	$2,420	$4,974	$3,775

Ratio of net expenses to average net assets	1.57%(c)	1.57%	1.58%	1.58%	1.64%	1.66%

Ratio of total expenses to average net assets	1.95%(c)	1.87%	1.84%	1.81%	1.84%	1.84%

Ratio of net investment income (loss) to average net assets	1.64%(c)	0.73%	(0.41)%	(0.31)%	0.77%	1.17%

Portfolio turnover rate(d)	293%	709%	578%	820%	943%	530%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.                93

GOLDMAN SACHS GOVERNMENT INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Government Income Fund

	Institutional Shares

	Six Months Ended September 30, 2023 (Unaudited)	Year Ended March 31,
		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$ 13.09	$14.07	$15.12	$15.54	$14.55	$14.37

Net investment income(a)	0.17	0.23	0.10	0.12	0.27	0.33

Net realized and unrealized gain (loss)	(0.73)	(0.95)	(0.77)	(0.34)	1.06	0.20

Total from investment operations	(0.56)	(0.72)	(0.67)	(0.22)	1.33	0.53

Distributions to shareholders from net investment income	(0.17)	(0.26)	(0.17)	(0.20)	(0.34)	(0.35)

Distributions to shareholders from net realized gains	—	—	(0.21)	—	—	—

Total distributions	(0.17)	(0.26)	(0.38)	(0.20)	(0.34)	(0.35)

Net asset value, end of period	$ 12.36	$13.09	$14.07	$15.12	$15.54	$14.55

Total return(b)	(4.31)%	(5.10)%	(4.47)%	(1.50)%	9.26%	3.74%

Net assets, end of period (in 000s)	$41,307	$47,454	$110,854	$148,150	$178,878	$130,734

Ratio of net expenses to average net assets	0.51%(c)	0.51%	0.52%	0.52%	0.57%	0.57%

Ratio of total expenses to average net assets	0.87%(c)	0.78%	0.76%	0.73%	0.75%	0.76%

Ratio of net investment income to average net assets	2.70%(c)	1.71%	0.65%	0.74%	1.83%	2.29%

Portfolio turnover rate(d)	293%	709%	578%	820%	943%	530%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

94                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Government Income Fund

	Service Shares

	Six Months Ended September 30, 2023 (Unaudited)	Year Ended March 31,
		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$ 13.08	$ 14.05	$ 15.10	$ 15.52	$ 14.54	$ 14.35

Net investment income(a)	0.14	0.18	0.02	0.04	0.20	0.25

Net realized and unrealized gain (loss)	(0.74)	(0.96)	(0.77)	(0.34)	1.05	0.22

Total from investment operations	(0.60)	(0.78)	(0.75)	(0.30)	1.25	0.47

Distributions to shareholders from net investment income	(0.14)	(0.19)	(0.09)	(0.12)	(0.27)	(0.28)

Distributions to shareholders from net realized gains	—	—	(0.21)	—	—	—

Total distributions	(0.14)	(0.19)	(0.30)	(0.12)	(0.27)	(0.28)

Net asset value, end of period	$ 12.34	$ 13.08	$ 14.05	$ 15.10	$ 15.52	$ 14.54

Total return(b)	(4.56)%	(5.51)%	(5.02)%	(1.93)%	8.66%	3.30%

Net assets, end of period (in 000s)	$18,964	$21,311	$27,085	$32,692	$39,122	$36,126

Ratio of net expenses to average net assets	1.01%(c)	1.01%	1.02%	1.02%	1.07%	1.07%

Ratio of total expenses to average net assets	1.37%(c)	1.29%	1.26%	1.23%	1.25%	1.26%

Ratio of net investment income to average net assets	2.20%(c)	1.34%	0.16%	0.25%	1.33%	1.77%

Portfolio turnover rate(d)	293%	709%	578%	820%	943%	530%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.                95

GOLDMAN SACHS GOVERNMENT INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Government Income Fund

	Investor Shares

	Six Months Ended September 30, 2023 (Unaudited)	Year Ended March 31,
		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$13.11	$14.09	$15.13	$15.56	$14.57	$14.38

Net investment income(a)	0.17	0.24	0.10	0.11	0.25	0.31

Net realized and unrealized gain (loss)	(0.73)	(0.97)	(0.77)	(0.35)	1.07	0.21

Total from investment operations	(0.56)	(0.73)	(0.67)	(0.24)	1.32	0.52

Distributions to shareholders from net investment income	(0.17)	(0.25)	(0.16)	(0.19)	(0.33)	(0.33)

Distributions to shareholders from net realized gains	—	—	(0.21)	—	—	—

Total distributions	(0.17)	(0.25)	(0.37)	(0.19)	(0.33)	(0.33)

Net asset value, end of period	$12.38	$13.11	$14.09	$15.13	$15.56	$14.57

Total return(b)	(4.33)%	(5.14)%	(4.52)%	(1.55)%	9.18%	3.72%

Net assets, end of period (in 000s)	$4,185	$77,074	$72,599	$6,459	$8,383	$1,458

Ratio of net expenses to average net assets	0.56%(c)	0.57%	0.58%	0.58%	0.62%	0.66%

Ratio of total expenses to average net assets	0.90%(c)	0.87%	0.85%	0.81%	0.83%	0.84%

Ratio of net investment income to average net assets	2.54%(c)	1.82%	0.67%	0.71%	1.68%	2.14%

Portfolio turnover rate(d)	293%	709%	578%	820%	943%	530%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

96                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Government Income Fund

	Class R6 Shares

	Six Months Ended September 30, 2023 (Unaudited)	Year Ended March 31,
		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$13.09	$14.07	$15.11	$15.54	$14.55	$14.37

Net investment income(a)	0.17	0.24	0.10	0.12	0.27	0.33

Net realized and unrealized gain (loss)	(0.73)	(0.96)	(0.76)	(0.35)	1.07	0.20

Total from investment operations	(0.56)	(0.72)	(0.66)	(0.23)	1.34	0.53

Distributions to shareholders from net investment income	(0.17)	(0.26)	(0.17)	(0.20)	(0.35)	(0.35)

Distributions to shareholders from net realized gains	—	—	(0.21)	—	—	—

Total distributions	(0.17)	(0.26)	(0.38)	(0.20)	(0.35)	(0.35)

Net asset value, end of period	$12.36	$13.09	$14.07	$15.11	$15.54	$14.55

Total return(b)	(4.31)%	(5.09)%	(4.46)%	(1.49)%	9.27%	3.75%

Net assets, end of period (in 000s)	$7,272	$7,199	$8,722	$10,019	$9,187	$7,661

Ratio of net expenses to average net assets	0.50%(c)	0.50%	0.51%	0.51%	0.56%	0.56%

Ratio of total expenses to average net assets	0.86%(c)	0.78%	0.75%	0.72%	0.74%	0.76%

Ratio of net investment income to average net assets	2.72%(c)	1.85%	0.67%	0.75%	1.84%	2.31%

Portfolio turnover rate(d)	293%	709%	578%	820%	943%	530%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.                97

GOLDMAN SACHS GOVERNMENT INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Government Income Fund

	Class R Shares

	Six Months Ended September 30, 2023 (Unaudited)	Year Ended March 31,
		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$13.10	$14.08	$15.12	$15.55	$14.56	$14.38

Net investment income(a)	0.14	0.17	0.01	0.03	0.19	0.24

Net realized and unrealized gain (loss)	(0.74)	(0.96)	(0.75)	(0.35)	1.06	0.20

Total from investment operations	(0.60)	(0.79)	(0.74)	(0.32)	1.25	0.44

Distributions to shareholders from net investment income	(0.14)	(0.19)	(0.09)	(0.11)	(0.26)	(0.26)

Distributions to shareholders from net realized gains	—	—	(0.21)	—	—	—

Total distributions	(0.14)	(0.19)	(0.30)	(0.11)	(0.26)	(0.26)

Net asset value, end of period	$12.36	$13.10	$14.08	$15.12	$15.55	$14.56

Total return(b)	(4.65)%	(5.62)%	(5.00)%	(2.05)%	8.64%	3.13%

Net assets, end of period (in 000s)	$9,635	$9,963	$10,753	$14,021	$18,424	$19,905

Ratio of net expenses to average net assets	1.07%(c)	1.07%	1.08%	1.08%	1.14%	1.16%

Ratio of total expenses to average net assets	1.46%(c)	1.37%	1.34%	1.32%	1.34%	1.35%

Ratio of net investment income to average net assets	2.15%(c)	1.29%	0.10%	0.19%	1.27%	1.69%

Portfolio turnover rate(d)	293%	709%	578%	820%	943%	530%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

98                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Government Income Fund

	Class P Shares

	Six Months Ended September 30, 2023 (Unaudited)	Year Ended March 31,				Period Ended March 31, 2019(a)
		2023	2022	2021	2020

Per Share Data

Net asset value, beginning of period	$13.09	$14.07	$15.11	$15.54	$14.55	$ 14.24

Net investment income(b)	0.17	0.25	0.10	0.12	0.27	0.32

Net realized and unrealized gain (loss)	(0.73)	(0.97)	(0.76)	(0.35)	1.07	0.32

Total from investment operations	(0.56)	(0.72)	(0.66)	(0.23)	1.34	0.64

Distributions to shareholders from net investment income	(0.17)	(0.26)	(0.17)	(0.20)	(0.35)	(0.33)

Distributions to shareholders from net realized gains	—	—	(0.21)	—	—	—

Total distributions	(0.17)	(0.26)	(0.38)	(0.20)	(0.35)	(0.33)

Net asset value, end of period	$12.36	$13.09	$14.07	$15.11	$15.54	$ 14.55

Total return(c)	(4.31)%	(5.09)%	(4.46)%	(1.42)%	9.20%	4.55%

Net assets, end of period (in 000s)	$8,151	$8,092	$9,106	$13,725	$14,227	$10,268

Ratio of net expenses to average net assets	0.50%(d)	0.50%	0.52%	0.51%	0.56%	0.56%(d)

Ratio of total expenses to average net assets	0.87%(d)	0.78%	0.75%	0.72%	0.74%	0.77%(d)

Ratio of net investment income to average net assets	2.72%(d)	1.86%	0.66%	0.75%	1.83%	2.35%(d)

Portfolio turnover rate(e)	293%	709%	578%	820%	943%	530%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.                99

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Inflation Protected Securities Fund

	Class A Shares

	Six Months Ended September 30, 2023 (Unaudited)	Year Ended March 31,
		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$ 9.82	$11.16	$11.35	$10.72	$10.37	$10.31

Net investment income (a)	0.21	0.54	0.57	0.10	0.26	0.16

Net realized and unrealized gain (loss)	(0.62)	(1.27)	(0.14)	0.62	0.35	0.06

Total from investment operations	(0.41)	(0.73)	0.43	0.72	0.61	0.22

Distributions to shareholders from net investment income	(0.24)	(0.58)	(0.52)	(0.09)	(0.26)	(0.16)

Distributions to shareholders from net realized gains	—	(0.03)	(0.10)	—	—	—

Total distributions	(0.24)	(0.61)	(0.62)	(0.09)	(0.26)	(0.16)

Net asset value, end of period	$ 9.17	$9.82	$11.16	$11.35	$10.72	$10.37

Total return(b)	(4.21)%	(6.36)%	3.65%	6.72%	5.90%	2.21%

Net assets, end of period (in 000s)	$34,624	$43,635	$61,867	$69,090	$52,041	$53,690

Ratio of net expenses to average net assets	0.68%(c)	0.67%	0.67%	0.67%	0.69%	0.68%

Ratio of total expenses to average net assets	0.77%(c)	0.74%	0.71%	0.75%	0.76%	0.76%

Ratio of net investment income to average net assets	4.35%(c)	5.32%	4.89%	0.86%	2.41%	1.61%

Portfolio turnover rate(d)	67%	38%	62%	51%	62%	160%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

100                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Inflation Protected Securities Fund

	Class C Shares

	Six Months Ended September 30, 2023 (Unaudited)	Year Ended March 31,
		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$ 9.57	$10.89	$11.12	$10.54	$10.19	$10.17

Net investment income(a)	0.17	0.45	0.45	— (b)	0.20	0.10

Net realized and unrealized gain (loss)	(0.61)	(1.23)	(0.12)	0.63	0.32	0.04

Total from investment operations	(0.44)	(0.78)	0.33	0.63	0.52	0.14

Distributions to shareholders from net investment income	(0.20)	(0.51)	(0.46)	(0.05)	(0.17)	(0.12)

Distributions to shareholders from net realized gains	—	(0.03)	(0.10)	—	—	—

Total distributions	(0.20)	(0.54)	(0.56)	(0.05)	(0.17)	(0.12)

Net asset value, end of period	$ 8.93	$9.57	$10.89	$11.12	$10.54	$10.19

Total return(c)	(4.63)%	(7.12)%	2.91%	6.01%	5.13%	1.38%

Net assets, end of period (in 000s)	$2,520	$3,498	$4,327	$2,374	$2,160	$4,152

Ratio of net expenses to average net assets	1.43%(d)	1.42%	1.42%	1.42%	1.44%	1.43%

Ratio of total expenses to average net assets	1.52%(d)	1.49%	1.46%	1.50%	1.51%	1.50%

Ratio of net investment income to average net assets	3.61%(d)	4.58%	4.00%	0.03%	1.96%	0.97%

Portfolio turnover rate(e)	67%	38%	62%	51%	62%	160%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.                101

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Inflation Protected Securities Fund

	Institutional Shares

	Six Months Ended September 30, 2023 (Unaudited)	Year Ended March 31,
		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$ 9.97	$11.31	$11.50	$10.86	$10.50	$10.43

Net investment income(a)	0.23	0.62	0.61	0.14	0.30	0.21

Net realized and unrealized gain (loss)	(0.63)	(1.32)	(0.14)	0.63	0.35	0.05

Total from investment operations	(0.40)	(0.70)	0.47	0.77	0.65	0.26

Distributions to shareholders from net investment income	(0.26)	(0.61)	(0.56)	(0.13)	(0.29)	(0.19)

Distributions to shareholders from net realized gains	—	(0.03)	(0.10)	—	—	—

Total distributions	(0.26)	(0.64)	(0.66)	(0.13)	(0.29)	(0.19)

Net asset value, end of period	$ 9.31	$9.97	$11.31	$11.50	$10.86	$10.50

Total return(b)	(4.09)%	(6.05)%	4.04%	7.06%	6.27%	2.55%

Net assets, end of period (in 000s)	$66,938	$86,504	$170,776	$194,076	$168,248	$174,467

Ratio of net expenses to average net assets	0.35%(c)	0.34%	0.34%	0.34%	0.35%	0.34%

Ratio of total expenses to average net assets	0.44%(c)	0.41%	0.38%	0.41%	0.42%	0.42%

Ratio of net investment income to average net assets	4.68%(c)	6.06%	5.16%	1.18%	2.78%	2.02%

Portfolio turnover rate(d)	67%	38%	62%	51%	62%	160%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

102                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Inflation Protected Securities Fund

	Investor Shares

	Six Months Ended September 30, 2023 (Unaudited)	Year Ended March 31,
		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$ 9.89	$11.24	$11.43	$10.79	$10.43	$10.37

Net investment income(a)	0.23	0.61	0.60	0.14	0.27	0.16

Net realized and unrealized gain (loss)	(0.63)	(1.33)	(0.14)	0.62	0.37	0.08

Total from investment operations	(0.40)	(0.72)	0.46	0.76	0.64	0.24

Distributions to shareholders from net investment income	(0.25)	(0.60)	(0.55)	(0.12)	(0.28)	(0.18)

Distributions to shareholders from net realized gains	—	(0.03)	(0.10)	—	—	—

Total distributions	(0.25)	(0.63)	(0.65)	(0.12)	(0.28)	(0.18)

Net asset value, end of period	$ 9.24	$9.89	$11.24	$11.43	$10.79	$10.43

Total return(b)	(4.06)%	(6.17)%	3.90%	7.03%	6.13%	2.48%

Net assets, end of period (in 000s)	$25,243	$43,039	$77,500	$74,650	$26,970	$16,088

Ratio of net expenses to average net assets	0.43%(c)	0.42%	0.42%	0.42%	0.44%	0.43%

Ratio of total expenses to average net assets	0.52%(c)	0.49%	0.46%	0.49%	0.51%	0.51%

Ratio of net investment income to average net assets	4.69%(c)	5.98%	5.16%	1.21%	2.52%	1.53%

Portfolio turnover rate(d)	67%	38%	62%	51%	62%	160%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.                103

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Inflation Protected Securities Fund

	Class R6 Shares

	Six Months Ended September 30, 2023 (Unaudited)	Year Ended March 31,
		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$ 9.96	$11.30	$11.50	$10.85	$10.49	$10.43

Net investment income(a)	0.23	0.56	0.60	0.15	0.29	0.08

Net realized and unrealized gain (loss)	(0.63)	(1.26)	(0.14)	0.63	0.36	0.17

Total from investment operations	(0.40)	(0.70)	0.46	0.78	0.65	0.25

Distributions to shareholders from net investment income	(0.26)	(0.61)	(0.56)	(0.13)	(0.29)	(0.19)

Distributions to shareholders from net realized gains	—	(0.03)	(0.10)	—	—	—

Total distributions	(0.26)	(0.64)	(0.66)	(0.13)	(0.29)	(0.19)

Net asset value, end of period	$ 9.30	$9.96	$11.30	$11.50	$10.85	$10.49

Total return(b)	(4.09)%	(6.02)%	3.96%	7.17%	6.29%	2.47%

Net assets, end of period (in 000s)	$118,801	$147,866	$150,116	$107,354	$50,987	$39,506

Ratio of net expenses to average net assets	0.34%(c)	0.33%	0.33%	0.33%	0.34%	0.33%

Ratio of total expenses to average net assets	0.43%(c)	0.40%	0.37%	0.40%	0.41%	0.44%

Ratio of net investment income to average net assets	4.68%(c)	5.50%	5.14%	1.27%	2.72%	0.74%

Portfolio turnover rate(d)	67%	38%	62%	51%	62%	160%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

104                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Inflation Protected Securities Fund

	Class R Shares

	Six Months Ended September 30, 2023 (Unaudited)	Year Ended March 31,
		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$ 9.76	$11.09	$11.29	$10.67	$10.32	$10.28

Net investment income(a)	0.19	0.49	0.53	0.06	0.22	0.13

Net realized and unrealized gain (loss)	(0.61)	(1.24)	(0.13)	0.63	0.37	0.06

Total from investment operations	(0.42)	(0.75)	0.40	0.69	0.59	0.19

Distributions to shareholders from net investment income	(0.23)	(0.55)	(0.50)	(0.07)	(0.24)	(0.15)

Distributions to shareholders from net realized gains	—	(0.03)	(0.10)	—	—	—

Total distributions	(0.23)	(0.58)	(0.60)	(0.07)	(0.24)	(0.15)

Net asset value, end of period	$ 9.11	$9.76	$11.09	$11.29	$10.67	$10.32

Total return(b)	(4.34)%	(6.63)%	3.45%	6.43%	5.71%	1.87%

Net assets, end of period (in 000s)	$16,595	$16,584	$18,525	$17,052	$17,663	$14,911

Ratio of net expenses to average net assets	0.93%(c)	0.92%	0.92%	0.92%	0.94%	0.93%

Ratio of total expenses to average net assets	1.03%(c)	0.99%	0.96%	1.00%	1.01%	1.01%

Ratio of net investment income to average net assets	4.04%(c)	4.88%	4.63%	0.54%	2.08%	1.33%

Portfolio turnover rate(d)	67%	38%	62%	51%	62%	160%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.                105

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Inflation Protected Securities Fund

	Class P Shares

	Six Months Ended September 30, 2023 (Unaudited)	Year Ended March 31,				Period Ended March 31, 2019(a)
		2023	2022	2021	2020

Per Share Data

Net asset value, beginning of period	$ 9.96	$11.31	$11.50	$10.86	$10.49	$ 10.40

Net investment income(b)	0.23	0.58	0.60	0.16	0.32	0.09

Net realized and unrealized gain (loss)	(0.63)	(1.29)	(0.13)	0.61	0.34	0.19

Total from investment operations	(0.40)	(0.71)	0.47	0.77	0.66	0.28

Distributions to shareholders from net investment income	(0.26)	(0.61)	(0.56)	(0.13)	(0.29)	(0.19)

Distributions to shareholders from net realized gains	—	(0.03)	(0.10)	—	—	—

Total distributions	(0.26)	(0.64)	(0.66)	(0.13)	(0.29)	(0.19)

Net asset value, end of period	$ 9.30	$9.96	$11.31	$11.50	$10.86	$ 10.49

Total return(c)	(4.09)%	(6.11)%	4.05%	7.07%	6.38%	2.77%

Net assets, end of period (in 000s)	$19,094	$26,552	$35,167	$49,767	$30,975	$107,844

Ratio of net expenses to average net assets	0.34%(d)	0.33%	0.33%	0.33%	0.34%	0.33%(d)

Ratio of total expenses to average net assets	0.43%(d)	0.40%	0.37%	0.40%	0.40%	0.43%(d)

Ratio of net investment income to average net assets	4.72%(d)	5.69%	5.15%	1.36%	3.01%	0.91%(d)

Portfolio turnover rate(e)	67%	38%	62%	51%	62%	160%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

106                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION BOND FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Short Duration Bond Fund

	Class A Shares

	Six Months Ended September 30, 2023 (Unaudited)	Year Ended March 31,
		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$ 9.44	$9.72	$10.15	$9.68	$9.80	$9.75

Net investment income (a)	0.14	0.20	0.06	0.12	0.21	0.23

Net realized and unrealized gain (loss)	(0.09)	(0.26)	(0.38)	0.53	(0.08)	0.06

Total from investment operations	0.05	(0.06)	(0.32)	0.65	0.13	0.29

Distributions to shareholders from net investment income	(0.14)	(0.13)	(0.07)	(0.17)	(0.21)	(0.22)

Distributions to shareholders from net realized gains	—	—	(0.01)	— (b)	—	—

Distributions to shareholders from return of capital	—	(0.09)	(0.03)	(0.01)	(0.04)	(0.02)

Total distributions	(0.14)	(0.22)	(0.11)	(0.18)	(0.25)	(0.24)

Net asset value, end of period	$ 9.35	$9.44	$9.72	$10.15	$9.68	$9.80

Total return(c)	0.54%	(0.63)%	(3.24)%	6.64%	1.41%	3.01%

Net assets, end of period (in 000s)	$46,227	$48,018	$64,658	$82,370	$14,107	$11,070

Ratio of net expenses to average net assets	0.75%(d)	0.74%	0.73%	0.75%	0.79%	0.79%

Ratio of total expenses to average net assets	0.81%(d)	0.80%	0.78%	0.80%	0.86%	0.93%

Ratio of net investment income to average net assets	2.88%(d)	2.10%	0.59%	1.21%	2.13%	2.35%

Portfolio turnover rate(e)	107%	181%	240%	253%	192%	99%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.                107

GOLDMAN SACHS SHORT DURATION BOND FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Short Duration Bond Fund

	Class C Shares

	Six Months Ended September 30, 2023 (Unaudited)		Year Ended March 31,
			2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$ 9.44		$9.72	$10.15	$9.68	$9.81	$9.76

Net investment income(a)	0.12		0.16	0.02	0.09	0.18	0.19

Net realized and unrealized gain (loss)	(0.09)		(0.26)	(0.38)	0.52	(0.10)	0.06

Total from investment operations	0.03		(0.10)	(0.36)	0.61	0.08	0.25

Distributions to shareholders from net investment income	(0.12)		(0.10)	(0.04)	(0.13)	(0.18)	(0.18)

Distributions to shareholders from net realized gains	—		—	(0.01)	— (b)	—	—

Distributions to shareholders from return of capital	—		(0.08)	(0.02)	(0.01)	(0.03)	(0.02)

Total distributions	(0.12)		(0.18)	(0.07)	(0.14)	(0.21)	(0.20)

Net asset value, end of period	$ 9.35		$9.44	$9.72	$10.15	$9.68	$9.81

Total return(c)	0.34%		(1.02)%	(3.63)%	6.22%	0.91%	2.61%

Net assets, end of period (in 000s)	$2,288		$2,810	$2,895	$2,556	$1,283	$1,689

Ratio of net expenses to average net assets	1.15	%(d)	1.14%	1.12%	1.15%	1.19%	1.19%

Ratio of total expenses to average net assets	1.56	%(d)	1.55%	1.53%	1.55%	1.61%	1.69%

Ratio of net investment income to average net assets	2.48	%(d)	1.72%	0.21%	0.88%	1.81%	1.97%

Portfolio turnover rate(e)	107%		181%	240%	253%	192%	99%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

108                The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION BOND FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Short Duration Bond Fund

	Institutional Shares

	Six Months Ended September 30, 2023 (Unaudited)		Year Ended March 31,
			2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$ 9.46		$9.74	$10.17	$9.70	$9.82	$9.77

Net investment income(a)	0.15		0.23	0.09	0.16	0.26	0.25

Net realized and unrealized gain (loss)	(0.08)		(0.26)	(0.38)	0.53	(0.09)	0.07

Total from investment operations	0.07		(0.03)	(0.29)	0.69	0.17	0.32

Distributions to shareholders from net investment income	(0.16)		(0.15)	(0.09)	(0.21)	(0.25)	(0.24)

Distributions to shareholders from net realized gains	—		—	(0.01)	— (b)	—	—

Distributions to shareholders from return of capital	—		(0.10)	(0.04)	(0.01)	(0.04)	(0.03)

Total distributions	(0.16)		(0.25)	(0.14)	(0.22)	(0.29)	(0.27)

Net asset value, end of period	$ 9.37		$9.46	$9.74	$10.17	$9.70	$9.82

Total return(c)	0.70%		(0.31)%	(2.92)%	6.99%	1.76%	3.36%

Net assets, end of period (in 000s)	$138,194		$150,768	$172,910	$276,641	$48,689	$46,680

Ratio of net expenses to average net assets	0.44	%(d)	0.43%	0.41%	0.42%	0.45%	0.46%

Ratio of total expenses to average net assets	0.48	%(d)	0.47%	0.45%	0.47%	0.52%	0.55%

Ratio of net investment income to average net assets	3.20	%(d)	2.46%	0.89%	1.58%	2.57%	2.58%

Portfolio turnover rate(e)	107%		181%	240%	253%	192%	99%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.                109

GOLDMAN SACHS SHORT DURATION BOND FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Short Duration Bond Fund

	Investor Shares

	Six Months Ended September 30, 2023 (Unaudited)		Year Ended March 31,
			2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$ 9.46		$9.74	$10.16	$9.70	$9.82	$9.77

Net investment income(a)	0.15		0.24	0.09	0.15	0.24	0.25

Net realized and unrealized gain (loss)	(0.09)		(0.28)	(0.37)	0.52	(0.08)	0.06

Total from investment operations	0.06		(0.04)	(0.28)	0.67	0.16	0.31

Distributions to shareholders from net investment income	(0.15)		(0.14)	(0.09)	(0.20)	(0.24)	(0.24)

Distributions to shareholders from net realized gains	—		—	(0.01)	— (b)	—	—

Distributions to shareholders from return of capital	—		(0.10)	(0.04)	(0.01)	(0.04)	(0.02)

Total distributions	(0.15)		(0.24)	(0.14)	(0.21)	(0.28)	(0.26)

Net asset value, end of period	$ 9.37		$9.46	$9.74	$10.16	$9.70	$9.82

Total return(c)	0.67%		(0.37)%	(2.89)%	6.90%	1.56%	3.27%

Net assets, end of period (in 000s)	$51,815		$64,060	$23,825	$25,579	$4,337	$1,584

Ratio of net expenses to average net assets	0.50	%(d)	0.49%	0.47%	0.50%	0.54%	0.54%

Ratio of total expenses to average net assets	0.56	%(d)	0.55%	0.53%	0.55%	0.61%	0.68%

Ratio of net investment income to average net assets	3.13	%(d)	2.50%	0.85%	1.46%	2.43%	2.57%

Portfolio turnover rate(e)	107%		181%	240%	253%	192%	99%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

110                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION BOND FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Short Duration Bond Fund

	Class R6 Shares

	Six Months Ended September 30, 2023 (Unaudited)		Year Ended March 31,
			2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$ 9.45		$9.73	$10.16	$9.69	$9.82	$9.77

Net investment income(a)	0.15		0.23	0.11	0.16	0.26	0.27

Net realized and unrealized gain (loss)	(0.08)		(0.26)	(0.40)	0.53	(0.10)	0.05

Total from investment operations	0.07		(0.03)	(0.29)	0.69	0.16	0.32

Distributions to shareholders from net investment income	(0.16)		(0.15)	(0.09)	(0.21)	(0.25)	(0.24)

Distributions to shareholders from net realized gains	—		—	(0.01)	— (b)	—	—

Distributions to shareholders from return of capital	—		(0.10)	(0.04)	(0.01)	(0.04)	(0.03)

Total distributions	(0.16)		(0.25)	(0.14)	(0.22)	(0.29)	(0.27)

Net asset value, end of period	$ 9.36		$9.45	$9.73	$10.16	$9.69	$9.82

Total return(c)	0.70%		(0.31)%	(2.92)%	7.00%	1.66%	3.36%

Net assets, end of period (in 000s)	$81,588		$81,479	$56,824	$7,944	$1,085	$1,252

Ratio of net expenses to average net assets	0.43	%(d)	0.42%	0.40%	0.41%	0.44%	0.45%

Ratio of total expenses to average net assets	0.47	%(d)	0.46%	0.44%	0.46%	0.51%	0.67%

Ratio of net investment income to average net assets	3.21	%(d)	2.47%	1.07%	1.57%	2.56%	2.77%

Portfolio turnover rate(e)	107%		181%	240%	253%	192%	99%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.                111

GOLDMAN SACHS SHORT DURATION BOND FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Short Duration Bond Fund

	Class R Shares

	Six Months Ended September 30, 2023 (Unaudited)		Year Ended March 31,
			2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$ 9.46		$9.74	$10.16	$9.70	$9.82	$9.77

Net investment income(a)	0.12		0.17	0.04	0.11	0.19	0.20

Net realized and unrealized gain (loss)	(0.08)		(0.26)	(0.38)	0.51	(0.08)	0.06

Total from investment operations	0.04		(0.09)	(0.34)	0.62	0.11	0.26

Distributions to shareholders from net investment income	(0.13)		(0.11)	(0.05)	(0.15)	(0.20)	(0.19)

Distributions to shareholders from net realized gains	—		—	(0.01)	— (b)	—	—

Distributions to shareholders from return of capital	—		(0.08)	(0.02)	(0.01)	(0.03)	(0.02)

Total distributions	(0.13)		(0.19)	(0.08)	(0.16)	(0.23)	(0.21)

Net asset value, end of period	$ 9.37		$9.46	$9.74	$10.16	$9.70	$9.82

Total return(c)	0.42%		(0.87)%	(3.38)%	6.37%	1.06%	2.76%

Net assets, end of period (in 000s)	$ 21		$30	$161	$184	$138	$122

Ratio of net expenses to average net assets	0.99	%(d)	0.99%	0.97%	0.99%	1.04%	1.04%

Ratio of total expenses to average net assets	1.04	%(d)	1.05%	1.03%	1.05%	1.11%	1.18%

Ratio of net investment income to average net assets	2.63	%(d)	1.82%	0.38%	1.03%	1.94%	2.08%

Portfolio turnover rate(e)	107%		181%	240%	253%	192%	99%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

112                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION BOND FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Short Duration Bond Fund

	Class P Shares

	Six Months Ended September 30, 2023 (Unaudited)		Year Ended March 31,				Period Ended March 31, 2019(a)
			2023	2022	2021	2020

Per Share Data

Net asset value, beginning of period	$ 9.45		$9.74	$10.16	$9.70	$9.82	$9.74

Net investment income(b)	0.15		0.22	0.09	0.16	0.25	0.25

Net realized and unrealized gain (loss)	(0.07)		(0.26)	(0.37)	0.52	(0.08)	0.09

Total from investment operations	0.08		(0.04)	(0.28)	0.68	0.17	0.34

Distributions to shareholders from net investment income	(0.16)		(0.15)	(0.09)	(0.21)	(0.25)	(0.24)

Distributions to shareholders from net realized gains	—		—	(0.01)	— (c)	—	—

Distributions to shareholders from return of capital	—		(0.10)	(0.04)	(0.01)	(0.04)	(0.02)

Total distributions	(0.16)		(0.25)	(0.14)	(0.22)	(0.29)	(0.26)

Net asset value, end of period	$ 9.37		$9.45	$9.74	$10.16	$9.70	$9.82

Total return(d)	0.70%		(0.30)%	(2.82)%	7.00%	1.66%	3.51%

Net assets, end of period (in 000s)	$1,085,034		$1,104,122	$2,148,459	$2,080,421	$743,258	$635,440

Ratio of net expenses to average net assets	0.43	%(e)	0.42%	0.40%	0.41%	0.44%	0.44%(e)

Ratio of total expenses to average net assets	0.47	%(e)	0.46%	0.44%	0.46%	0.51%	0.60%(e)

Ratio of net investment income to average net assets	3.21	%(e)	2.37%	0.94%	1.61%	2.53%	2.72%(e)

Portfolio turnover rate(f)	107%		181%	240%	253%	192%	99%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.                113

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Financial Highlights Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Short Duration Government Fund

	Class A Shares

	Six Months Ended September 30, 2023 (Unaudited)		Year Ended March 31,
			2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$ 9.26		$9.52	$10.00	$9.97	$9.77	$9.79

Net investment income (loss)(a)	0.12		0.14	(0.04)	0.01	0.13	0.16

Net realized and unrealized gain (loss)	(0.16)		(0.25)	(0.41)	0.11	0.27	0.03

Total from investment operations	(0.04)		(0.11)	(0.45)	0.12	0.40	0.19

Distributions to shareholders from net investment income	(0.13)		(0.15)	(0.03)	(0.09)	(0.20)	(0.21)

Net asset value, end of period	$ 9.09		$9.26	$9.52	$10.00	$9.97	$9.77

Total return(b)	(0.49)%		(1.22)%	(4.39)%	1.17%	4.16%	1.97%

Net assets, end of period (in 000s)	$55,122		$60,857	$70,980	$105,604	$90,469	$82,090

Ratio of net expenses to average net assets	0.81	%(c)	0.81%	0.81%	0.79%	0.82%	0.82%

Ratio of total expenses to average net assets	0.92	%(c)	0.90%	0.88%	0.87%	0.90%	0.90%

Ratio of net investment income (loss) to average net assets	2.67	%(c)	1.48%	(0.39)%	0.13%	1.34%	1.68%

Portfolio turnover rate(d)	308%		655%	466%	566%	479%	247%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

114                     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Short Duration Government Fund

	Class C Shares

	Six Months Ended September 30, 2023 (Unaudited)		Year Ended March 31,
			2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$ 9.18		$9.45	$9.93	$9.90	$9.70	$9.73

Net investment income (loss)(a)	0.10		0.10	(0.08)	(0.02)	0.09	0.12

Net realized and unrealized gain (loss)	(0.15)		(0.26)	(0.39)	0.10	0.27	0.02

Total from investment operations	(0.05)		(0.16)	(0.47)	0.08	0.36	0.14

Distributions to shareholders from net investment income	(0.11)		(0.11)	(0.01)	(0.05)	(0.16)	(0.17)

Net asset value, end of period	$ 9.02		$9.18	$9.45	$9.93	$9.90	$9.70

Total return(b)	(0.60)%		(1.64)%	(4.77)%	0.77%	3.76%	1.46%

Net assets, end of period (in 000s)	$4,484		$6,088	$8,916	$13,685	$12,958	$15,493

Ratio of net expenses to average net assets	1.22	%(c)	1.21%	1.21%	1.19%	1.22%	1.22%

Ratio of total expenses to average net assets	1.67	%(c)	1.65%	1.63%	1.62%	1.65%	1.65%

Ratio of net investment income (loss) to average net assets	2.26	%(c)	1.06%	(0.78)%	(0.25)%	0.95%	1.27%

Portfolio turnover rate(d)	308%		655%	466%	566%	479%	247%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.                115

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Short Duration Government Fund

	Institutional Shares

	Six Months Ended September 30, 2023 (Unaudited)		Year Ended March 31,
			2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$ 9.23		$9.49	$9.97	$9.93	$9.74	$9.76

Net investment income (loss)(a)	0.14		0.17	(0.01)	0.04	0.17	0.19

Net realized and unrealized gain (loss)	(0.17)		(0.25)	(0.41)	0.12	0.26	0.03

Total from investment operations	(0.03)		(0.08)	(0.42)	0.16	0.43	0.22

Distributions to shareholders from net investment income	(0.14)		(0.18)	(0.06)	(0.12)	(0.24)	(0.24)

Net asset value, end of period	$9.06		$9.23	$9.49	$9.97	$9.93	$9.74

Total return(b)	(0.33)%		(0.80)%	(4.09)%	1.51%	4.41%	2.32%

Net assets, end of period (in 000s)	$212,671		$225,558	$305,174	$510,541	$348,655	$379,887

Ratio of net expenses to average net assets	0.48	%(c)	0.48%	0.48%	0.46%	0.48%	0.48%

Ratio of total expenses to average net assets	0.59	%(c)	0.57%	0.55%	0.54%	0.56%	0.56%

Ratio of net investment income (loss) to average net assets	3.00	%(c)	1.79%	(0.06)%	0.44%	1.69%	1.95%

Portfolio turnover rate(d)	308%		655%	466%	566%	479%	247%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

116                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Short Duration Government Fund

	Service Shares

	Six Months Ended September 30, 2023 (Unaudited)	Year Ended March 31,
		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$ 9.22	$9.48	$9.95	$9.92	$9.73	$9.75

Net investment income (loss)(a)	0.11	0.13	(0.05)	— (b)	0.11	0.15

Net realized and unrealized gain (loss)	(0.16)	(0.25)	(0.40)	0.10	0.27	0.02

Total from investment operations	(0.05)	(0.12)	(0.45)	0.10	0.38	0.17

Distributions to shareholders from net investment income	(0.12)	(0.14)	(0.02)	(0.07)	(0.19)	(0.19)

Net asset value, end of period	$ 9.05	$9.22	$9.48	$9.95	$9.92	$9.73

Total return(c)	(0.48)%	(1.40)%	(4.56)%	1.00%	4.00%	1.70%

Net assets, end of period (in 000s)	$17,412	$18,289	$17,521	$20,016	$18,831	$18,120

Ratio of net expenses to average net assets	0.98%(d)	0.98%	0.98%	0.96%	0.98%	0.98%

Ratio of total expenses to average net assets	1.09%(d)	1.07%	1.05%	1.04%	1.06%	1.06%

Ratio of net investment income (loss) to average net assets	2.50%(d)	1.36%	(0.53)%	(0.03)%	1.17%	1.52%

Portfolio turnover rate(e)	308%	655%	466%	566%	479%	247%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.                117

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Short Duration Government Fund

	Investor Shares

	Six Months Ended September 30, 2023 (Unaudited)	Year Ended March 31,
		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$ 9.27	$9.53	$10.01	$9.98	$9.78	$9.80

Net investment income (loss)(a)	0.13	0.17	(0.01)	0.04	0.15	0.19

Net realized and unrealized gain (loss)	(0.16)	(0.25)	(0.41)	0.10	0.28	0.02

Total from investment operations	(0.03)	(0.08)	(0.42)	0.14	0.43	0.21

Distributions to shareholders from net investment income	(0.14)	(0.18)	(0.06)	(0.11)	(0.23)	(0.23)

Net asset value, end of period	$ 9.10	$9.27	$9.53	$10.01	$9.98	$9.78

Total return(b)	(0.37)%	(0.97)%	(4.15)%	1.53%	4.31%	2.23%

Net assets, end of period (in 000s)	$31,117	$35,606	$27,635	$38,958	$38,723	$29,461

Ratio of net expenses to average net assets	0.56%(c)	0.56%	0.56%	0.54%	0.57%	0.57%

Ratio of total expenses to average net assets	0.67%(c)	0.65%	0.63%	0.62%	0.65%	0.65%

Ratio of net investment income (loss) to average net assets	2.91%(c)	1.83%	(0.13)%	0.40%	1.57%	1.94%

Portfolio turnover rate(d)	308%	655%	466%	566%	479%	247%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

118                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Short Duration Government Fund

	Class R6 Shares

	Six Months Ended September 30, 2023 (Unaudited)	Year Ended March 31,
		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$ 9.23	$9.49	$9.97	$9.94	$9.74	$9.76

Net investment income(a)	0.14	0.17	— (b)	0.05	0.16	0.20

Net realized and unrealized gain (loss)	(0.17)	(0.25)	(0.41)	0.10	0.28	0.02

Total from investment operations	(0.03)	(0.08)	(0.41)	0.15	0.44	0.22

Distributions to shareholders from net investment income	(0.14)	(0.18)	(0.07)	(0.12)	(0.24)	(0.24)

Net asset value, end of period	$ 9.06	$9.23	$9.49	$9.97	$9.94	$9.74

Total return(c)	(0.33)%	(0.89)%	(3.98)%	1.52%	4.42%	2.33%

Net assets, end of period (in 000s)	$15,127	$13,995	$13,385	$16,029	$11,979	$5,436

Ratio of net expenses to average net assets	0.47%(d)	0.47%	0.47%	0.45%	0.47%	0.47%

Ratio of total expenses to average net assets	0.58%(d)	0.56%	0.54%	0.53%	0.55%	0.56%

Ratio of net investment income (loss) to average net assets	3.02%(d)	1.86%	(0.02)%	0.48%	1.65%	2.10%

Portfolio turnover rate(e)	308%	655%	466%	566%	479%	247%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.                119

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Short Duration Government Fund

	Class P Shares

	Six Months Ended September 30, 2023 (Unaudited)	Year Ended March 31,				Period Ended March 31, 2019(a)
		2023	2022	2021	2020

Per Share Data

Net asset value, beginning of period	$ 9.22	$9.49	$9.96	$9.93	$9.73	$9.73

Net investment income(b)	0.14	0.17	— (c)	0.05	0.17	0.20

Net realized and unrealized gain (loss)	(0.16)	(0.26)	(0.40)	0.10	0.27	0.03

Total from investment operations	(0.02)	(0.09)	(0.40)	0.15	0.44	0.23

Distributions to shareholders from net investment income	(0.14)	(0.18)	(0.07)	(0.12)	(0.24)	(0.23)

Net asset value, end of period	$ 9.06	$9.22	$9.49	$9.96	$9.93	$9.73

Total return(d)	(0.22)%	(0.89)%	(4.08)%	1.52%	4.53%	2.39%

Net assets, end of period (in 000s)	$160,225	$178,078	$246,221	$337,747	$337,805	$474,894

Ratio of net expenses to average net assets	0.47%(e)	0.47%	0.47%	0.45%	0.48%	0.47%(e)

Ratio of total expenses to average net assets	0.58%(e)	0.56%	0.54%	0.53%	0.55%	0.56%(e)

Ratio of net investment income (loss) to average net assets	3.01%(e)	1.83%	(0.03)%	0.49%	1.72%	2.15%(e)

Portfolio turnover rate(f)	308%	655%	466%	566%	479%	247%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

120                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Short-Term Conservative Income Fund

	Class A Shares

	Six Months Ended September 30, 2023 (Unaudited)	Year Ended March 31,
		2023	2022		2021	2020	2019

Per Share Data

Net asset value, beginning of period	$ 10.02	$10.01	$10.07		$9.88	$10.03	$10.01

Net investment income (a)	0.25	0.23	—	(b)	0.04	0.21	0.25

Net realized and unrealized gain (loss)	0.01	0.02	(0.05)		0.20	(0.14)	(0.01)

Total from investment operations	0.26	0.25	(0.05)		0.24	0.07	0.24

Distributions to shareholders from net investment income	(0.25)	(0.24)	(0.01)		(0.05)	(0.21)	(0.22)

Distributions to shareholders from net realized gains	—	—	—		—	(0.01)	—(c)

Total distributions	(0.25)	(0.24)	(0.01)		(0.05)	(0.22)	(0.22)

Net asset value, end of period	$ 10.03	$10.02	$10.01		$10.07	$9.88	$10.03

Total return(d)	2.59%	2.57%	(0.54)%		2.42%	0.66%	2.41%

Net assets, end of period (in 000s)	$33,091	$33,870	$50,104		$122,562	$43,188	$50,982

Ratio of net expenses to average net assets	0.47%(e)	0.47%	0.44%		0.45%	0.46%	0.46%

Ratio of total expenses to average net assets	0.56%(e)	0.55%	0.54%		0.54%	0.56%	0.61%

Ratio of net investment income to average net assets	4.93%(e)	2.31%	—	%(f)	0.38%	2.14%	2.46%

Portfolio turnover rate(g)	88%	86%	102%		79%	87%	89%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Rounds to less than $0.01 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	Amount is less than 0.005% per share.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.                121

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Short-Term Conservative Income Fund
	Administration Shares

	Six Months Ended September 30, 2023 (Unaudited)	Year Ended March 31,
		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$ 10.02	$10.01	$10.07	$9.88	$10.03	$10.02

Net investment income(a)	0.26	0.27	0.02	0.09	0.20	0.22

Net realized and unrealized gain (loss)	0.01	0.01	(0.05)	0.16	(0.13)	0.01

Total from investment operations	0.27	0.28	(0.03)	0.25	0.07	0.23

Distributions to shareholders from net investment income	(0.26)	(0.27)	(0.03)	(0.06)	(0.21)	(0.22)

Distributions to shareholders from net realized gains	—	—	—	—	(0.01)	—(b)

Total distributions	(0.26)	(0.27)	(0.03)	(0.06)	(0.22)	(0.22)

Net asset value, end of period	$ 10.03	$10.02	$10.01	$10.07	$9.88	$10.03

Total return(c)	2.72%	2.81%	(0.31)%	2.55%	0.55%	2.46%

Net assets, end of period (in 000s)	$ 29	$28	$27	$27	$1,045	$937

Ratio of net expenses to average net assets	0.23%(d)	0.24%	0.21%	0.47%	0.47%	0.45%

Ratio of total expenses to average net assets	0.31%(d)	0.31%	0.30%	0.55%	0.57%	0.57%

Ratio of net investment income to average net assets	5.18%(d)	2.65%	0.23%	0.95%	2.01%	2.20%

Portfolio turnover rate(e)	88%	86%	102%	79%	87%	89%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

122                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Short-Term Conservative Income Fund
	Preferred Shares

	Six Months Ended September 30, 2023 (Unaudited)	Year Ended March 31,
		2023	2022	2021	2020		2019

Per Share Data

Net asset value, beginning of period	$10.02	$10.01	$10.07	$9.88	$10.03		$10.02

Net investment income(a)	0.26	0.27	0.02	0.07	0.23		0.24

Net realized and unrealized gain (loss)	0.01	0.01	(0.05)	0.19	(0.15)		0.01

Total from investment operations	0.27	0.28	(0.03)	0.26	0.08		0.25

Distributions to shareholders from net investment income	(0.26)	(0.27)	(0.03)	(0.07)	(0.23)		(0.24)

Distributions to shareholders from net realized gains	—	—	—	—	(0.00	)(b)	(0.00)(b)

Total distributions	(0.26)	(0.27)	(0.03)	(0.07)	(0.23)		(0.24)

Net asset value, end of period	$10.03	$10.02	$10.01	$10.07	$9.88		$10.03

Total return(c)	2.71%	2.81%	(0.31)%	2.63%	0.82%		2.52%

Net assets, end of period (in 000s)	$28	$28	$27	$27	$26		$26

Ratio of net expenses to average net assets	0.22%(d)	0.23%	0.21%	0.26%	0.32%		0.30%

Ratio of total expenses to average net assets	0.30%(d)	0.30%	0.30%	0.34%	0.41%		0.41%

Ratio of net investment income to average net assets	5.18%(d)	2.66%	0.23%	0.66%	2.27%		2.38%

Portfolio turnover rate(e)	88%	86%	102%	79%	87%		89%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Rounds to less than $0.01 per share.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.                123

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Short-Term Conservative Income Fund
	Institutional Shares
	Six Months Ended September 30, 2023 (Unaudited)	Year Ended March 31,
		2023	2022	2021	2020		2019

Per Share Data

Net asset value, beginning of period	$ 10.03	$10.01	$10.07	$9.88	$10.04		$10.01

Net investment income(a)	0.26	0.24	0.02	0.06	0.23		0.25

Net realized and unrealized gain (loss)	0.01	0.05	(0.05)	0.20	(0.15)		0.03

Total from investment operations	0.27	0.29	(0.03)	0.26	0.08		0.28

Distributions to shareholders from net investment income	(0.26)	(0.27)	(0.03)	(0.07)	(0.24)		(0.25)

Distributions to shareholders from net realized gains	—	—	—	—	(0.00	)(b)	(0.00)(b)

Total distributions	(0.26)	(0.27)	(0.03)	(0.07)	(0.24)		(0.25)

Net asset value, end of period	$ 10.04	$10.03	$10.01	$10.07	$9.88		$10.04

Total return(c)	2.60%	2.90%	(0.32)%	2.66%	0.80%		2.82%

Net assets, end of period (in 000s)	$981,434	$950,889	$1,954,768	$2,598,107	$1,466,673		$840,036

Ratio of net expenses to average net assets	0.24%(d)	0.24%	0.22%	0.22%	0.22%		0.20%

Ratio of total expenses to average net assets	0.33%(d)	0.32%	0.31%	0.31%	0.32%		0.32%

Ratio of net investment income to average net assets	5.16%(d)	2.39%	0.22%	0.63%	2.28%		2.45%

Portfolio turnover rate(e)	88%	86%	102%	79%	87%		89%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Rounds to less than $0.01 per share.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

124                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Short-Term Conservative Income Fund

	Investor Shares

	Six Months Ended September 30, 2023 (Unaudited)	Year Ended March 31,					Period Ended March 31, 2019(a)
		2023	2022	2021	2020

Per Share Data

Net asset value, beginning of period	$ 10.02	$10.01	$10.07	$9.88	$10.04		$10.03

Net investment income(b)	0.26	0.29	0.01	0.06	0.21		0.16

Net realized and unrealized gain (loss)	—	(0.02)	(0.05)	0.19	(0.14)		0.01

Total from investment operations	0.26	0.27	(0.04)	0.25	0.07		0.17

Distributions to shareholders from net investment income	(0.25)	(0.26)	(0.02)	(0.06)	(0.23)		(0.16)

Distributions to shareholders from net realized gains	—	—	—	—	(0.00	)(c)	(0.00)(c)

Total distributions	(0.25)	(0.26)	(0.02)	(0.06)	(0.23)		(0.16)

Net asset value, end of period	$ 10.03	$ 10.02	$10.01	$10.07	$9.88		$10.04

Total return(d)	2.67%	2.72%	(0.40)%	2.57%	0.71%		1.68%

Net assets, end of period (in 000s)	$250,727	$248,024	$112,830	$94,682	$90,680		$6,254

Ratio of net expenses to average net assets	0.32%(e)	0.32%	0.30%	0.30%	0.31%		0.30%(e)

Ratio of total expenses to average net assets	0.41%(e)	0.40%	0.39%	0.39%	0.41%		0.42%(e)

Ratio of net investment income to average net assets	5.09%(e)	2.89%	0.15%	0.60%	2.11%		2.58%(e)

Portfolio turnover rate(f)	88%	86%	102%	79%	87%		89%

(a)	Commenced operations on August 14, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Rounds to less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.                125

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Short-Term Conservative Income Fund
	Class R6 Shares

	Six Months Ended September 30, 2023 (Unaudited)	Year Ended March 31,
		2023	2022	2021	2020		2019

Per Share Data

Net asset value, beginning of period	$ 10.02	$10.01	$10.08	$9.89	$10.04		$10.02

Net investment income(a)	0.26	0.22	0.02	0.07	0.24		0.27

Net realized and unrealized gain (loss)	0.01	0.06	(0.06)	0.19	(0.15)		—

Total from investment operations	0.27	0.28	(0.04)	0.26	0.09		0.27

Distributions to shareholders from net investment income	(0.26)	(0.27)	(0.03)	(0.07)	(0.24)		(0.25)

Distributions to shareholders from net realized gains	—	—	—	—	(0.00	)(b)	(0.00)(b)

Total distributions	(0.26)	(0.27)	(0.03)	(0.07)	(0.24)		(0.25)

Net asset value, end of period	$ 10.03	$10.02	$10.01	$10.08	$9.89		$10.04

Total return(c)	2.71%	2.81%	(0.41)%	2.66%	0.91%		2.82%

Net assets, end of period (in 000s)	$74,365	$72,414	$180,045	$313,236	$278,788		$420,023

Ratio of net expenses to average net assets	0.23%(d)	0.23%	0.21%	0.21%	0.21%		0.20%

Ratio of total expenses to average net assets	0.32%(d)	0.31%	0.30%	0.30%	0.31%		0.32%

Ratio of net investment income to average net assets	5.17%(d)	2.22%	0.24%	0.70%	2.37%		2.66%

Portfolio turnover rate(e)	88%	86%	102%	79%	87%		89%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Rounds to less than $0.01 per share.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

126                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Short-Term Conservative Income Fund

	Class P Shares

	Six Months Ended September 30, 2023 (Unaudited)	Year Ended March 31,					Period Ended March 31, 2019(a)
		2023	2022	2021	2020

Per Share Data

Net asset value, beginning of period	$ 10.02	$10.00	$10.07	$9.87	$10.03		$ 10.02

Net investment income(b)	0.26	0.24	0.02	0.07	0.24		0.25

Net realized and unrealized gain (loss)	—	0.05	(0.06)	0.20	(0.16)		—

Total from investment operations	0.26	0.29	(0.04)	0.27	0.08		0.25

Distributions to shareholders from net investment income	(0.26)	(0.27)	(0.03)	(0.07)	(0.24)		(0.24)

Distributions to shareholders from net realized gains	—	—	—	—	(0.00	)(c)	(0.00)(c)

Total distributions	(0.26)	(0.27)	(0.03)	(0.07)	(0.24)		(0.24)

Net asset value, end of period	$ 10.02	$10.02	$10.00	$10.07	$9.87		$ 10.03

Total return(d)	2.61%	2.91%	(0.41)%	2.77%	0.81%		2.48%

Net assets, end of period (in 000s)	$639,132	$802,487	$1,716,714	$3,136,259	$1,935,475		$2,048,977

Ratio of net expenses to average net assets	0.23%(e)	0.23%	0.21%	0.21%	0.21%		0.20%(e)

Ratio of total expenses to average net assets	0.32%(e)	0.31%	0.30%	0.30%	0.31%		0.32%(e)

Ratio of net investment income to average net assets	5.16%(e)	2.40%	0.23%	0.65%	2.34%		2.62%(e)

Portfolio turnover rate(f)	88%	86%	102%	79%	87%		89%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Rounds to less than $0.01 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.                127

GOLDMAN SACHS U.S. MORTGAGES FUND

Financial Highlights Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs U.S. Mortgages Fund

	Class A Shares

	Six Months Ended September 30, 2023 (Unaudited)	Year Ended March 31,
		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$ 9.06	$ 9.87	$ 10.56	$ 10.55	$ 10.29	$ 10.21

Net investment income (loss)(a)	0.14	0.20	(0.01)	0.12	0.19	0.24

Net realized and unrealized gain (loss)	(0.57)	(0.77)	(0.57)	0.16	0.36	0.12

Total from investment operations	(0.43)	(0.57)	(0.58)	0.28	0.55	0.36

Distributions to shareholders from net investment income	(0.15)	(0.24)	(0.10)	(0.27)	(0.28)	(0.28)

Distributions to shareholders from return of capital	—	—	(0.01)	—	(0.01)	—

Total distributions	(0.15)	(0.24)	(0.11)	(0.27)	(0.29)	(0.28)

Net asset value, end of period	$ 8.48	$ 9.06	$ 9.87	$ 10.56	$ 10.55	$ 10.29

Total return(b)	(4.75)%	(5.73)%	(5.48)%	2.54%	5.41%	3.60%

Net assets, end of period (in 000s)	$13,718	$19,159	$30,488	$38,327	$30,384	$31,394

Ratio of net expenses to average net assets	0.79%(c)	0.78%	0.77%	0.78%	0.79%	0.78%

Ratio of total expenses to average net assets	0.90%(c)	0.88%	0.84%	0.81%	0.85%	0.86%

Ratio of net investment income (loss) to average net assets	3.24%(c)	2.12%	(0.08)%	1.08%	1.82%	2.37%

Portfolio turnover rate(d)	595%	1,386%	1,242%	1,027%	1,233%	963%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

128                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs U.S. Mortgages Fund

	Institutional Shares

	Six Months Ended September 30, 2023 (Unaudited)	Year Ended March 31,
		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$ 9.08	$9.89	$10.58	$10.58	$10.32	$10.23

Net investment income(a)	0.16	0.24	0.02	0.16	0.21	0.27

Net realized and unrealized gain (loss)	(0.57)	(0.78)	(0.57)	0.14	0.38	0.14

Total from investment operations	(0.41)	(0.54)	(0.55)	0.30	0.59	0.41

Distributions to shareholders from net investment income	(0.17)	(0.27)	(0.13)	(0.30)	(0.32)	(0.32)

Distributions to shareholders from return of capital	—	—	(0.01)	—	(0.01)	—

Total distributions	(0.17)	(0.27)	(0.14)	(0.30)	(0.33)	(0.32)

Net asset value, end of period	$ 8.50	$9.08	$9.89	$10.58	$10.58	$10.32

Total return(b)	(4.58)%	(5.40)%	(5.24)%	2.88%	5.75%	4.05%

Net assets, end of period (in 000s)	$58,765	$65,787	$66,445	$89,598	$52,878	$34,027

Ratio of net expenses to average net assets	0.46%(c)	0.45%	0.44%	0.45%	0.45%	0.44%

Ratio of total expenses to average net assets	0.57%(c)	0.55%	0.51%	0.48%	0.51%	0.51%

Ratio of net investment income to average net assets	3.56%(c)	2.56%	0.16%	1.48%	1.98%	2.68%

Portfolio turnover rate(d)	595%	1,386%	1,242%	1,027%	1,233%	963%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.                129

GOLDMAN SACHS U.S. MORTGAGES FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs U.S. Mortgages Fund

	Separate Account Institutional Shares

	Six Months Ended September 30, 2023 (Unaudited)	Year Ended March 31,
		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$ 9.06	$9.87	$10.56	$10.55	$10.30	$10.21

Net investment income(a)	0.16	0.23	0.03	0.15	0.22	0.28

Net realized and unrealized gain (loss)	(0.57)	(0.77)	(0.58)	0.17	0.36	0.13

Total from investment operations	(0.41)	(0.54)	(0.55)	0.32	0.58	0.41

Distributions to shareholders from net investment income	(0.17)	(0.27)	(0.13)	(0.31)	(0.32)	(0.32)

Distributions to shareholders from return of capital	—	—	(0.01)	—	(0.01)	—

Total distributions	(0.17)	(0.27)	(0.14)	(0.31)	(0.33)	(0.32)

Net asset value, end of period	$8.48	$9.06	$9.87	$10.56	$10.55	$10.30

Total return(b)	(4.59)%	(5.41)%	(5.25)%	2.99%	5.67%	4.07%

Net assets, end of period (in 000s)	$88,814	$97,749	$115,063	$150,887	$207,621	$215,647

Ratio of net expenses to average net assets	0.45%(c)	0.44%	0.43%	0.44%	0.44%	0.44%

Ratio of total expenses to average net assets	0.56%(c)	0.54%	0.50%	0.47%	0.49%	0.51%

Ratio of net investment income to average net assets	3.58%(c)	2.54%	0.25%	1.44%	2.13%	2.77%

Portfolio turnover rate(d)	595%	1,386%	1,242%	1,027%	1,233%	963%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

130                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs U.S. Mortgages Fund

	Investor Shares

	Six Months Ended September 30, 2023 (Unaudited)	Year Ended March 31,
		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$ 9.08	$ 9.89	$ 10.58	$ 10.58	$ 10.32	$ 10.23

Net investment income(a)	0.16	0.23	0.01	0.16	0.22	0.27

Net realized and unrealized gain (loss)	(0.57)	(0.77)	(0.57)	0.14	0.36	0.13

Total from investment operations	(0.41)	(0.54)	(0.56)	0.30	0.58	0.40

Distributions to shareholders from net investment income	(0.17)	(0.27)	(0.12)	(0.30)	(0.31)	(0.31)

Distributions to shareholders from return of capital	—	—	(0.01)	—	(0.01)	—

Total distributions	(0.17)	(0.27)	(0.13)	(0.30)	(0.32)	(0.31)

Net asset value, end of period	$ 8.50	$ 9.08	$ 9.89	$ 10.58	$ 10.58	$ 10.32

Total return(b)	(4.52)%	(5.58)%	(5.32)%	2.79%	5.66%	3.96%

Net assets, end of period (in 000s)	$24,037	$25,775	$30,695	$57,023	$114,242	$152,715

Ratio of net expenses to average net assets	0.54%(c)	0.53%	0.52%	0.53%	0.54%	0.54%

Ratio of total expenses to average net assets	0.65%(c)	0.63%	0.59%	0.57%	0.59%	0.61%

Ratio of net investment income to average net assets	3.49%(c)	2.45%	0.10%	1.47%	2.09%	2.67%

Portfolio turnover rate(d)	595%	1,386%	1,242%	1,027%	1,233%	963%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.                131

GOLDMAN SACHS U.S. MORTGAGES FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs U.S. Mortgages Fund

	Class R6 Shares

	Six Months Ended September 30, 2023 (Unaudited)	Year Ended March 31,
		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$ 9.08	$9.89	$10.58	$10.58	$10.32	$10.23

Net investment income(a)	0.16	0.24	0.05	0.17	0.22	0.29

Net realized and unrealized gain (loss)	(0.57)	(0.78)	(0.60)	0.14	0.37	0.12

Total from investment operations	(0.41)	(0.54)	(0.55)	0.31	0.59	0.41

Distributions to shareholders from net investment income	(0.17)	(0.27)	(0.13)	(0.31)	(0.32)	(0.32)

Distributions to shareholders from return of capital	—	—	(0.01)	—	(0.01)	—

Total distributions	(0.17)	(0.27)	(0.14)	(0.31)	(0.33)	(0.32)

Net asset value, end of period	$ 8.50	$9.08	$9.89	$10.58	$10.58	$10.32

Total return(b)	(4.58)%	(5.39)%	(5.23)%	2.89%	5.77%	4.06%

Net assets, end of period (in 000s)	$13,213	$17,665	$19,337	$8,245	$20,349	$14,387

Ratio of net expenses to average net assets	0.45%(c)	0.44%	0.43%	0.44%	0.44%	0.44%

Ratio of total expenses to average net assets	0.56%(c)	0.54%	0.50%	0.49%	0.50%	0.52%

Ratio of net investment income to average net assets	3.58%(c)	2.56%	0.47%	1.55%	2.11%	2.88%

Portfolio turnover rate(d)	595%	1,386%	1,242%	1,027%	1,233%	963%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

132                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs U.S. Mortgages Fund

	Class P Shares

	Six Months Ended September 30, 2023 (Unaudited)	Year Ended March 31,				Period Ended March 31, 2019(a)
		2023	2022	2021	2020

Per Share Data

Net asset value, beginning of period	$ 9.07	$ 9.89	$10.58	$ 10.58	$10.32	$10.16

Net investment income(b)	0.16	0.25	0.02	0.14	0.23	0.28

Net realized and unrealized gain (loss)	(0.56)	(0.80)	(0.57)	0.17	0.36	0.18

Total from investment operations	(0.40)	(0.55)	(0.55)	0.31	0.59	0.46

Distributions to shareholders from net investment income	(0.17)	(0.27)	(0.13)	(0.31)	(0.32)	(0.30)

Distributions to shareholders from return of capital	—	—	(0.01)	—	(0.01)	—

Total distributions	(0.17)	(0.27)	(0.14)	(0.31)	(0.33)	(0.30)

Net asset value, end of period	$ 8.50	$ 9.07	$ 9.89	$ 10.58	$10.58	$10.32

Total return(c)	(4.47)%	(5.50)%	(5.23)%	2.89%	5.77%	4.57%

Net assets, end of period (in 000s)	$6,411	$6,959	$4,471	$12,382	$4,971	$8,575

Ratio of net expenses to average net assets	0.45%(d)	0.44%	0.43%	0.44%	0.44%	0.44%(d)

Ratio of total expenses to average net assets	0.56%(d)	0.55%	0.50%	0.46%	0.49%	0.52%(d)

Ratio of net investment income to average net assets	3.58%(d)	2.78%	0.17%	1.30%	2.17%	2.89%(d)

Portfolio turnover rate(e)	595%	1,386%	1,242%	1,027%	1,233%	963%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.                133

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements September 30, 2023 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified

Enhanced Income	A, Administration, Institutional, Service, Investor, R6 and P	Diversified

Government Income	A, C, Institutional, Service, Investor, R6, R and P	Diversified

Inflation Protected Securities	A, C, Institutional, Investor, R6, R and P	Diversified

Short Duration Bond	A, C, Institutional, Investor, R6, R and P	Diversified

Short Duration Government	A, C, Institutional, Service, Investor, R6 and P	Diversified

Short-Term Conservative Income	A, Administration, Preferred, Institutional, Investor, R6 and P	Diversified

U.S. Mortgages	A, Institutional, Separate Account Institutional, Investor, R6 and P	Diversified

Class A Shares of the Government Income, Inflation Protected Securities, Short Duration Bond, Short Duration Government and U.S. Mortgages Funds are sold with a front-end sales charge of up to 3.75%, 3.75%, 1.50%, 1.50% and 3.75%, respectively. Class C Shares are generally sold with a contingent deferred sales charge (“CDSC”) of 1.00% (0.65% for Short Duration Bond and Short Duration Government Funds), which is imposed on redemptions made within 12 months of purchase. Class A Shares of the Enhanced Income and Short-Term Conservative Income Funds are not subject to a sales charge. Similarly, Administration, Preferred, Institutional, Service, Separate Account Institutional, Investor, Class R6, Class R and Class P Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (the “Agreements”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A. Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B. Investment Income and Investments — Investment income includes interest income, dividend income and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

For derivative contracts, unrealized gains and losses are recorded daily and become realized gains and losses upon disposition or termination of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statements of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting swap contracts whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

C. Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

	Investment Income Dividends		Capital Gains Distributions

Fund	Declared	Paid	Declared and Paid

Enhanced Income	Daily	Monthly	Annually

Government Income	Daily	Monthly	Annually

Inflation Protected Securities	Quarterly	Quarterly	Annually

Short Duration Bond	Daily	Monthly	Annually

Short Duration Government	Daily	Monthly	Annually

Short-Term Conservative Income	Daily	Monthly	Annually

U.S. Mortgages	Daily	Monthly	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E. Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued) September 30, 2023 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. With respect to the Funds’ investments that do not have readily available market quotations, the Trustees have designated the Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include exchange-traded funds (“ETFs”) and other investment companies. Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. Underlying Funds are generally classified as Level 1 of the fair value hierarchy. To the extent that underlying ETFs are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G7 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

i.  Commercial Paper — Commercial paper normally represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. Commercial paper consists of direct U.S. dollar-denominated obligations of domestic or foreign issuers. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets.

ii.  Inverse Floaters — The interest rate on inverse floating rate securities (“inverse floaters”) resets in the opposite direction from the market rate of interest to which the inverse floaters are indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

iii.  Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

iv.  Treasury Inflation Protected Securities — TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

v.  When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement, which may result in a realized gain or loss. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on other investments. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as either due to broker/receivable for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued) September 30, 2023 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked to market daily by using the outright forward rates or interpolating based upon maturity dates, where available. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

B. Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued) September 30, 2023 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of September 30, 2023:

ENHANCED INCOME

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Corporate Obligations	$—	$377,606,681	$—

Asset-Backed Securities	—	131,964,712	—

Mortgage-Backed Obligations	—	23,964,385	—

Sovereign Debt Obligations	—	6,105,498	—

U.S. Treasury Obligations	3,993,443	—	—

Agency Debentures	—	3,668,789	—

Municipal Debt Obligations	—	678,680	—

Investment Company	11,560,060	—	—

Short-term Investments	—	19,022,734	—

Total	$15,553,503	$563,011,479	$—

Derivative Type

Assets

Futures Contracts(a)	$92,521	$—	$—

Interest Rate Swap Contracts(a)	—	103,930	—

Purchased Option Contracts	—	77,078	—

Total	$92,521	$181,008	$—

Liabilities

Written Option Contracts	$—	$(52,100)	$—

GOVERNMENT INCOME

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Mortgage-Backed Obligations	$—	$82,664,820	$—

Agency Debentures	—	37,040,398	—

U.S. Treasury Obligations	18,382,597	—	—

Asset-Backed Securities	—	2,740,860	—

Municipal Debt Obligations	—	2,112,327	—

Sovereign Debt Obligations	—	1,198,759	—

Total	$18,382,597	$125,757,164	$—

Liabilities

Fixed Income

Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(11,434,999)	$—

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

GOVERNMENT INCOME (continued)
Derivative Type	Level 1	Level 2	Level 3

Assets

Futures Contracts(a)	$215,737	$—	$—

Interest Rate Swap Contracts(a)	—	414,755	—

Purchased Option Contracts	—	26,068	—

Total	$215,737	$440,823	$—

Liabilities

Futures Contracts(a)	$(109,215)	$—	$—

Interest Rate Swap Contracts(a)	—	(465,170)	—

Written Option Contracts	—	(17,587)	—

Total	$(109,215)	$(482,757)	$—

INFLATION PROTECTED SECURITIES

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

U.S. Treasury Obligations	$274,216,672	$—	$—

Investment Company	15,895,827	—	—

Total	$290,112,499	$—	$—

Derivative Type

Assets

Futures Contracts(a)	$350,992	$—	$—

Interest Rate Swap Contracts(a)	—	4,659,981	—

Purchased Option Contracts	—	111,814	—

Total	$350,992	$4,771,795	$—

Liabilities

Futures Contracts(a)	$(26,999)	$—	$—

Interest Rate Swap Contracts(a)	—	(2,404,879)	—

Written Option Contracts	—	(75,412)	—

Total	$(26,999)	$(2,480,291)	$—

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued) September 30, 2023 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

SHORT DURATION BOND

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Corporate Obligations	$—	$802,877,822	$—

Mortgage-Backed Obligations	—	204,064,476	—

Asset-Backed Securities	—	163,639,287	—

U.S. Treasury Obligations	160,377,490	—	—

Sovereign Debt Obligations	—	47,946,530	—

Short-term Investments	—	23,287,153	—

Total	$160,377,490	$1,241,815,268	$—

Liabilities

Fixed Income

Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(48,335,682)	$—

Derivative Type

Assets

Forward Foreign Currency Exchange Contracts(a)	$—	$684,416	$—

Futures Contracts(a)	1,594,087	—	—

Interest Rate Swap Contracts(a)	—	10,433,051	—

Credit Default Swap Contracts(a)	—	42,311	—

Purchased Option Contracts	—	236,377	—

Total	$1,594,087	$11,396,155	$—

Liabilities

Forward Foreign Currency Exchange Contracts(a)	$—	$(1,161,195)	$—

Futures Contracts(a)	(884,550)	—	—

Interest Rate Swap Contracts(a)	—	(8,732,712)	—

Credit Default Swap Contracts(a)	—	(60,801)	—

Written Option Contracts	—	(578,046)	—

Total	$(884,550)	$(10,532,754)	$—

SHORT DURATION GOVERNMENT

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

U.S. Treasury Obligations	$261,379,151	$—	$—

Mortgage-Backed Obligations	—	192,515,551	—

Agency Debentures	—	82,309,919	—

Investment Company	12,601,152	—	—

Total	$273,980,303	$274,825,470	$—

Liabilities

Fixed Income

Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(43,311,397)	$—

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

SHORT DURATION GOVERNMENT (continued)

Derivative Type	Level 1	Level 2	Level 3

Assets

Futures Contracts(a)	$3,586,440	$—	$—

Interest Rate Swap Contracts(a)	—	825,786	—

Total	$3,586,440	$825,786	$—

Liabilities

Futures Contracts(a)	$(592,052)	$—	$—

Interest Rate Swap Contracts(a)	—	(960,862)	—

Total	$(592,052)	$(960,862)	$—

SHORT-TERM CONSERVATIVE INCOME

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Corporate Obligations	$—	$749,316,063	$—

U.S. Treasury Obligations	145,010,837	—	—

Agency Debentures	—	130,533,208	—

Municipal Debt Obligations	—	11,909,428	—

Investment Company	166,748,992	—	—

Short-term Investments	—	750,818,869	—

Total	$311,759,829	$1,642,577,568	$—

U.S. MORTGAGES

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Mortgage-Backed Obligations	$ —	$266,575,207	$—

Asset-Backed Securities	—	26,641,913	—

U.S. Treasury Obligations	1,080,157	—	—

Total	$1,080,157	$293,217,120	$—

Liabilities

Fixed Income

Mortgage-Backed Obligations — Forward Sales Contracts	$ —	$(34,171,562)	$—

Derivative Type

Assets

Futures Contracts(a)	$ 316,862	$ —	$—

Interest Rate Swap Contracts(a)	—	305,244	—

Purchased Option Contracts	—	27,944	—

Total	$ 316,862	$ 333,188	$—

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued) September 30, 2023 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

U.S. MORTGAGES (continued)

Derivative Type	Level 1	Level 2	Level 3

Liabilities

Futures Contracts(a)	$ (1,600)	$ —	$—

Interest Rate Swap Contracts(a)	—	(362,772)	—

Written Option Contracts	—	(18,890)	—

Total	$ (1,600)	$ (381,662)	$—

(a) Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of September 30, 2023. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Enhanced Income
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities

Interest rate	Variation margin on futures contracts; Variation margin on swap contracts ; Purchased options, at value	$273,529	(a)	Written options, at value	$(52,100)

Government Income
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities

Interest rate	Variation margin on futures contracts; Variation margin on swap contracts; Purchased options, at value	$656,560	(a)	Variation margin on futures contracts; Variation margin on swap contracts; Written options, at value	$(591,972	)(a)

Inflation Protected Securities
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities

Interest rate	Variation margin on futures contracts; Variation margin on swap contracts; Purchased options, at value	$5,122,787	(a)	Variation margin on futures contracts; Variation margin on swap contracts; Written options, at value	$(2,507,290	)(a)

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

Short Duration Bond
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities

Credit	Variation margin on swap contracts	$ 42,311	(a)	Variation margin on swap contracts	$ (60,801)(a)

Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	684,416		Payable for unrealized loss on forward foreign currency exchange contracts	(1,161,195)

Interest rate	Variation margin on futures contracts; Variation margin on swap contracts; Purchased options, at value	12,263,515	(a)	Variation margin on futures contracts; Variation margin on swap contracts; Written options, at value	(10,195,308)(a)

Total		$12,990,242			$(11,417,304)

Short Duration Government

Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities

Interest rate	Variation margin on futures contracts; Variation margin on swap contracts	$ 4,412,226	(a)	Variation margin on futures contracts; Variation margin on swap contracts	$ (1,552,914)(a)

U.S. Mortgages Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities

Interest rate	Variation margin on futures contracts; Variation margin on swap contracts; Purchased options, at value	$ 650,050	(a)	Variation margin on futures contracts; Variation margin on swap contracts; Written options, at value	$ (383,262)(a)

(a)

Includes unrealized gain (loss) on futures contracts and centrally cleared swaps described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the six months ended September 30, 2023. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Enhanced Income

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Interest rate

Net realized gain (loss) from futures contracts and swap contracts / Net Change in unrealized gain (loss) on futures contracts , swap contracts , purchased option contracts and written option contracts

		$ (711,840)	$ 2,643,578

Government Income

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Interest rate

Net realized gain (loss) from purchased option contracts, futures contracts, swap contracts and written option contracts / Net change in unrealized gain (loss) on purchased option contracts, futures contracts, swap contracts and written option contracts

		$ 957,889	$ 513,369

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued) September 30, 2023 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

Inflation Protected Securities
Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Interest rate

Net realized gain (loss) from futures contracts, swap contracts, purchased option contracts and written option contracts /Net change in unrealized gain (loss) on futures contracts, swap contracts, purchased option contracts and written option contracts

		$ 483,623	$ (76,218)

Short Duration Bond
Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$ 91,046	$ (48,994)

Currency	Net realized gain (loss) from forward foreign currency exchange contracts /Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(1,073,413)	401,697

Interest rate	Net realized gain (loss) from futures contracts, swap contracts, purchased option contracts and written option contracts/Net change in unrealized gain (loss) on futures contracts, swap contract, purchased options contracts and written options contracts	(2,697,488)	(4,798,731)

Total		$(3,679,855)	$(4,446,028)

Short Duration Government

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Interest rate	Net realized gain (loss) from futures contracts, written option contracts and swap contracts /Net change in unrealized gain (loss) on futures contracts and swap contracts	$ 3,745,880	$ 1,794,506

U.S. Mortgages

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Interest rate

Net realized gain (loss) from futures contracts, swap contracts and written option contracts/Net change in unrealized gain (loss) on futures contracts, swap contracts, purchased option and written option contracts

		$ 654,971	$ 252,003

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

For the six months ended September 30, 2023, the relevant values for each derivative type were as follows:

	Average Number of Contracts, Notional Amounts, or Shares/Units(a)

Fund	Futures Contracts	Forward Contracts	Swap Agreements	Purchased Swaptions	Written Swaptions

Enhanced Income	521	$—	$419,536,667	$47,540,000	$47,540,000

Government Income	335	—	42,941,667	18,180,000	27,198,333

Inflation Protected Securities	238	—	190,131,667	69,500,000	94,000,000

Short Duration Bond	3,279	211,771,930	1,452,852,308	81,541,359	178,429,394

Short Duration Government	2,791	—	110,496,667	—	48,400,000

U.S. Mortgages	121	—	31,233,333	17,230,000	22,640,000

(a)

Amounts disclosed represent average number of contracts for futures contracts, notional amounts for forward contracts, swap agreements, purchased options and written options, based on absolute values, which is indicative of volume for this derivative type, for the months that Funds held such derivatives during the six months ended September 30, 2023.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the six months ended September 30, 2023, contractual and effective net management fees with GSAM were at the following rates:

Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate^

Enhanced Income	0.25%	0.23%	0.22%	0.22%	0.22%	0.25%	0.25%

Government Income	0.53	0.48	0.45	0.44	0.44	0.53	0.46+

Inflation Protected Securities	0.26	0.23	0.22	0.22	0.21	0.26	0.26

Short Duration Bond	0.40	0.36	0.34	0.33	0.32	0.39	0.39

Short Duration Government	0.44	0.40	0.38	0.37	0.36	0.44	0.44

Short-Term Conservative Income	0.25	0.25	0.25	0.25	0.25	0.25	0.19*

U.S. Mortgages	0.34	0.31	0.29	0.29	0.28	0.34	0.34

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.
+

The Investment Adviser has agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.46% as an annual percentage of the Fund’s average daily net assets of the Government Income Fund. This arrangement will remain in effect through at least July 28, 2024.

*

The Investment Adviser agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.20% as an annual percentage rate of the Fund’s average daily net assets. This arrangement will remain in effect through at least July 28, 2024.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued) September 30, 2023 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The Funds invest in Institutional Shares of the Goldman Sachs Access High Yield Corporate Bond ETF, Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”) and Goldman Sachs Financial Square Money Market Fund, which are affiliated Underlying Funds. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Funds in which the Funds invest. For the six months ended September 30, 2023, the management fee waived by GSAM for each Fund was as follows:

Fund	Management Fee Waived

Enhanced Income	$ 6,318

Government Income	475

Inflation Protected Securities	836

Short Duration Bond	20,274

Short Duration Government	6,179

Short-Term Conservative Income	63,046

U.S. Mortgages	373

B.   Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds, as set forth below.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

	Distribution and/or Service Plan Rates
Fund	Class A*	Class C	Service	Class R*

Enhanced Income	0.15%	—%	0.25%	—%

Government Income	0.25	0.75	0.25	0.50

Inflation Protected Securities	0.25	0.75	—	0.50

Short Duration Bond	0.25	0.75	—	0.50

Short Duration Government	0.25	0.75	0.25	—

Short-Term Conservative Income	0.15	—	—	—

U.S. Mortgages	0.25	—	—	—

*

With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and/or Service Plans to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

Goldman Sachs has agreed to waive a portion of the distribution (12b-1) and service fees applicable to the Short Duration Government Fund’s and Short Duration Bond Fund’s Class C Shares in an amount equal to 0.35% of the average daily net assets. These arrangements will remain in place through at least July 28, 2024, and prior to such date Goldman Sachs may not terminate the arrangements without the approval of the Board of Trustees. These fee waivers may be modified or terminated by Goldman Sachs at its discretion and without shareholder approval after such date, although Goldman Sachs does not presently intend to do so.

C.   Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the six months ended September 30, 2023, Goldman Sachs retained the following amounts:

Front End Sales Charge
Fund	Class A

Government Income	$418

Inflation Protected Securities	80

Short Duration Bond	237

Short Duration Government	63

U.S. Mortgages	42

During the six months ended September 30, 2023, Goldman Sachs did not retain any portion of Class C Shares’ CDSC.

D.   Administration, Service and/or Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Administration, Service and/or Shareholder Administration Plans to allow Administration, Preferred, Class C and Service Shares, as applicable, to compensate service organizations (including Goldman Sachs) for providing varying levels of account administration and/or personal and account maintenance services to their customers who are beneficial owners of such shares. The Administration, Service and Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25%, 0.10%, 0.25% and 0.25% of the average daily net assets attributable to Administration, Preferred, Class C and Service Shares of the Funds, as applicable.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued) September 30, 2023 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

E.   Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.12% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class R6 and Class P Shares; and 0.04% of the average daily net assets of Administration, Preferred, Institutional, Service Shares and 0.03% of the average daily net assets with respect to the U.S. Mortgages Fund Separate Account Institutional Shares.

Goldman Sachs has agreed to waive a portion of its transfer agency fee (a component of “Other Expenses”) equal to 0.02% as an annual percentage rate of the average daily net assets attributable to Class A, Class C, Investor, and Class R Shares of the Government Income Fund and Short Duration Bond Fund through at least July 28, 2024, and prior to such date, Goldman Sachs may not terminate the arrangement without the approval of the Board of Trustees.

F.   Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Enhanced Income, Government Income, Inflation Protected Securities, Short Duration Bond, Short Duration Government, Short-Term Conservative Income and U.S. Mortgages Funds are 0.064%, 0.004%, 0.044%, 0.014%, 0.004%, 0.004% and 0.074%, respectively. These Other Expense limitations will remain in place through at least July 28, 2024, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the six months ended September 30, 2023, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Class C Distributions and Service Fees	Transfer Agency Waivers/Credits	Other Expense Reimbursements	Total Expense Reductions

Enhanced Income	$6,318	$—	$100	$117,164	$123,582

Government Income	61,450	—	10,071	247,884	319,405

Inflation Protected Securities	836	—	471	155,495	156,802

Short Duration Bond	20,274	4,621	11,264	267,230	303,389

Short Duration Government	6,179	9,077	374	276,740	292,370

Short-Term Conservative Income	579,594	—	578	330,010	910,182

U.S. Mortgages	373	—	162	124,759	125,294

G.   Line of Credit Facility — As of September 30, 2023, the Funds participated in a $1,110,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended September 30, 2023, the Funds did not have any borrowings under the facility. Prior to April 19, 2023, the facility was $1,250,000,000.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

H.   Other Transactions with Affiliates — For the six months ended September 30, 2023, Goldman Sachs earned $7,781, $7,919, $7,808, $50,460, $29,011 and $9,824 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Enhanced Income, Government Income, Inflation Protected Securities, Short Duration Bond, Short Duration Government and U.S. Mortgages Funds, respectively.

As of September 30, 2023, The Goldman Sachs Group, Inc. was the beneficial owner of 5% or more of total outstanding shares of the following Funds:

Fund	Administration	Preferred	Class R

Short Duration Bond	—%	—%	53%

Short-Term Conservative Income	100	100	—

The table below shows the transactions in and earnings from investments in the Underlying Funds for the six months ended September 30, 2023:

Fund	Underlying Fund	Beginning Value as of March 31, 2023	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change In Unrealized Gain (Loss)	Ending Value as of September 30, 2023	Shares as of September 30, 2023	Dividend Income

Enhanced Income	Goldman Sachs Financial Square Government Fund — Institutional Shares	$27,110,440	$119,139,951	$(134,690,331)	$—	$—	$11,560,060	11,560,060	$191,190

	Goldman Sachs Financial Square Money Market Fund - Institutional Shares	9,365	37	(9,403)	10	(9)	—	—	—

Government Income	Goldman Sachs Financial Square Government Fund — Institutional Shares	2,778,963	14,353,291	(17,132,254)	—	—	—	—	14,984

Inflation Protected Securities	Goldman Sachs Financial Square Government Fund — Institutional Shares	7,437,908	24,775,601	(16,317,682)	—	—	15,895,827	15,895,827	28,072

Short Duration Bond	Goldman Sachs Access High Yield Corporate Bond ETF	32,783,747	—	(32,147,956)	(4,446,240)	3,810,449	—	—	346,311

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued) September 30, 2023 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Fund	Underlying Fund	Beginning Value as of March 31, 2023	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change In Unrealized Gain (Loss)	Ending Value as of September 30, 2023	Shares as of September 30, 2023	Dividend Income

	Goldman Sachs Financial Square Government Fund — Institutional Shares	$—	$358,087,508	$(358,087,508)	$—	$—	$—	—	$305,052

Short Duration Government	Goldman Sachs Financial Square Government Fund — Institutional Shares	—	65,504,161	(52,903,009)	—	—	12,601,152	12,601,152	200,475

Short-Term Conservative Income	Goldman Sachs Financial Square Government Fund — Institutional Shares	75,417,552	1,105,610,890	(1,014,279,450)	—	—	166,748,992	166,748,992	2,067,599

U.S. Mortgages	Goldman Sachs Financial Square Government Fund — Institutional Shares	—	10,834,935	(10,834,935)	—	—	—	—	13,397

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended September 30, 2023, were as follows:

Fund	Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities of (Excluding U.S. Government and Agency Obligations)

Enhanced Income	$ 3,417,772	$ 52,195,426	$ 5,950,620	$ 87,181,685

Government Income	543,477,390	—	625,164,544	2,717,809

Inflation Protected Securities	213,583,424	—	280,212,571	—

Short Duration Bond	241,051,377	96,556,883	244,105,023	159,766,082

Short Duration Government	1,501,656,129	—	1,479,424,551	—

Short-Term Conservative Income	320,642,058	603,727,832	447,980,977	770,441,763

U.S. Mortgages	1,583,034,254	11,878,703	1,590,343,378	5,180,723

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

7. TAX INFORMATION

As of the Funds’ most recent fiscal year end, March 31, 2023, the Funds’ capital loss carryforwards and certain timing differences on a tax basis were as follows:

	Enhanced Income	Government Income	Inflation Protected Securities	Short Duration Bond	Short Duration Government	Short-Term Conservative Income	U.S. Mortgages

Capital loss carryforwards:

Perpetual Short-Term	$(5,705,800)	$(11,693,184)	$(6,843,315)	$(21,948,366)	$(27,021,972)	$(17,161,146)	$(19,057,546)

Perpetual Long-Term	(3,881,722)	(4,777,184)	(12,605,788)	(31,090,933)	(28,635,739)	(3,788,535)	(8,164,174)

Total capital loss carryforwards	(9,587,522)	(16,470,368)	(19,449,103)	(53,039,299)	(55,657,711)	(20,949,681)	(27,221,720)

Timing differences (Dividends Payable, Qualified Late Year Loss Deferral, Post October Loss Deferral and Straddle Loss Deferrals)	$(8,995,454)	$ (4,876,286)	$(8,691,433)	$(14,857,275)	$(10,139,797)	$ (1,977,309)	$ (1,961,898)

As of September 30, 2023, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Enhanced Income	Government Income	Inflation Protected Securities	Short Duration Bond	Short Duration Government	Short-Term Conservative Income	U.S. Mortgages

Tax Cost	$591,979,056	$162,102,603	$317,915,513	$1,474,090,535	$579,348,313	$1,954,771,171	$317,702,347

Gross unrealized gain	4,107,258	116,590	7,894	3,358,018	2,126,052	1,651,130	187,664

Gross unrealized loss	(17,521,332)	(18,079,432)	(27,810,908)	(75,255,795)	(32,668,592)	(2,084,904)	(23,592,734)

Net unrealized loss	$(13,414,074)	$(17,962,842)	$(27,803,014)	$ (71,897,777)	$(30,542,540)	$ (433,774)	$(23,405,070)

The difference between GAAP- basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on regulated futures contracts and net mark to market gains (losses) on foreign currency contracts, and differences in the tax treatment of market discount accretion and premium amortization and swap transactions.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Asset-Backed Securities Risk — Asset-backed securities are subject to credit/default, interest rate and certain additional risks, including “extension risk” (i.e., in periods of rising interest rates, issuers may pay principal later than expected) and “prepayment risk” (i.e., in periods of declining interest rates, issuers may pay principal more quickly than expected, causing the Funds to reinvest proceeds at lower prevailing interest rates). Due to these risks, asset-backed securities may become more volatile in certain interest rate environments. Asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as risks associated with the nature and servicing of the assets backing the securities. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.

Collateralized Loan Obligations Risk — The Funds may invest in collateralized loan obligations (“CLOs”) and other similarly structured investments. A CLO is an asset-backed security whose underlying collateral is a pool of loans, which may include, among others, floating rate and fixed rate senior secured loans, senior unsecured loans, and subordinate corporate loans, including

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued) September 30, 2023 (Unaudited)

8. OTHER RISKS (continued)

loans that may be rated below investment grade or equivalent unrated loans. In addition to the normal risks associated with loan-and credit-related securities discussed elsewhere in the Prospectus (e.g., loan-related investments risk, interest rate risk and default risk), investments in CLOs carry additional risks including, but not limited to, the risk that: (i) distributions from the collateral may not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds’ may invest in tranches of CLOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; and (v) the CLO’s manager may perform poorly.

Derivatives Risk — The Funds’ use of derivatives and other similar instruments (collectively referred to in this paragraph as “derivatives”) may result in loss, including due to adverse market movements. Derivatives, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other assets and instruments, may increase market exposure and be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying assets or instruments may produce disproportionate losses to the Funds. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not, or lacks the capacity or authority to, fulfill its contractual obligations, liquidity risk, which includes the risk that the Funds will not be able to exit the derivative when it is advantageous to do so, and risks arising from margin requirements, which include the risk that the Funds will be required to pay additional margin or set aside additional collateral to maintain open derivative positions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Floating and Variable Rate Obligations Risk — Floating rate and variable rate obligations are debt instruments issued by companies or other entities with interest rates that reset periodically (typically daily, monthly, quarterly, or semiannually) in response to changes in the market rate of interest on which the interest rate is based. Such market rates are generally the Secured Overnight Financing Rate, (“SOFR”), a term SOFR rate published by CME Group Benchmark Administration Limited (CBA) calculated using certain derivatives markets (“Term SOFR”), the Prime Rate of a designated U.S. bank, the Federal Funds Rate, or another base lending rate used by commercial lenders. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit a Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent a Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, a Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which a Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent a Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact a Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

8. OTHER RISKS (continued)

currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by a Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from Fund performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than funds with a shorter average portfolio duration. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds. A sudden or unpredictable increase in interest rates may cause volatility in the market and may decrease the liquidity of a Fund’s investments, which would make it harder for the Fund to sell its investments at an advantageous time.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in a Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, declining prices of the securities sold, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect a Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with the Funds’ investments in securities of issuers located in emerging markets countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which a Fund has unsettled or open transactions defaults.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued) September 30, 2023 (Unaudited)

8. OTHER RISKS (continued)

Mortgage-Backed and Other Asset-Backed Securities Risk — Mortgage-related and other asset-backed securities are subject to credit/ default, interest rate and certain additional risks, including “extension risk” (i.e., in periods of rising interest rates, issuers may pay principal later than expected) and “prepayment risk” (i.e., in periods of declining interest rates, issuers may pay principal more quickly than expected, causing the Funds to reinvest proceeds at lower prevailing interest rates). Due to these risks, asset-backed securities may become more volatile in certain interest rate environments. Mortgage-backed securities offered by non-governmental issuers are subject to other risks as well, including failures of private insurers to meet their obligations and unexpectedly high rates of default on the mortgages backing the securities, particularly during periods of rising interest rates. Other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as risks associated with the nature and servicing of the assets backing the securities. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.

Portfolio Turnover Rate Risk — A high rate of portfolio turnover may involve correspondingly greater expenses which must be borne by the Funds’ and its shareholders, and is also likely to result in short-term capital gains taxable to shareholders.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. OTHER MATTERS

Pursuant to an effort to consolidate the membership of the Board of Trustees of the Trust (the “Board”) with the Board of Trustees of each of Goldman Sachs ETF Trust, Goldman Sachs ETF Trust II, Goldman Sachs Real Estate Diversified Income Fund and Goldman Sachs Trust II, in July 2023, the Board voted to nominate Cheryl K. Beebe, John G. Chou, Eileen H. Dowling, Lawrence Hughes, John F. Killian, Steven D. Krichmar, Michael Latham, Lawrence W. Stranghoener and Paul C. Wirth (the “Nominees”) for election as Trustees of the Trust at a virtual special joint meeting of shareholders to be held on November 16, 2023. Each of the Nominees (except Messrs. Chou and Wirth and Ms. Dowling) currently serve as a Trustee of each of the Goldman Sachs ETF Trust, Goldman Sachs ETF Trust II, Goldman Sachs Real Estate Diversified Income Fund and Goldman Sachs Trust II. Messrs. Chou and Wirth and Ms. Dowling currently serve as Trustees of the Trust. If elected, the Nominees will serve as Trustees alongside the current Trustees of the Trust. This semi-annual report is not a proxy statement. Information regarding the election of the Nominees is contained in the proxy materials filed with the SEC. The proxy statement has been mailed to shareholders of record, and shareholders can also access the proxy statement, and any other relevant documents, on the SEC’s website.

11. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

12. SUMMARY OF SHARE TRANSACTIONS

	Enhanced Income Fund

	For the Six Months Ended September 30, 2023 (Unaudited)		For the Fiscal Year Ended March 31, 2023

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	93,752	$868,615	384,563	$3,568,376
Reinvestment of distributions	21,231	197,500	44,681	412,357
Shares redeemed	(231,207)	(2,146,155)	(1,658,908)	(15,387,417)

	(116,224)	(1,080,040)	(1,229,664)	(11,406,684)

Administration Shares
Shares sold	39,073	362,593	184	1,706
Reinvestment of distributions	8,844	82,370	12,798	118,209
Shares redeemed	(1)	(6)	—	(2)

	47,916	444,957	12,982	119,913

Institutional Shares
Shares sold	1,648,027	15,293,204	9,995,595	92,812,692
Reinvestment of distributions	407,394	3,782,391	797,100	7,348,982
Shares redeemed	(3,676,006)	(34,087,757)	(28,155,523)	(259,939,805)

	(1,620,585)	(15,012,162)	(17,362,828)	(159,778,131)

Service Shares
Shares sold	—	—	27,234	250,009
Reinvestment of distributions	420	3,897	232	2,146
Shares redeemed	(5)	(48)	(728)	(6,729)

	415	3,849	26,738	245,426

Investor Shares
Shares sold	163,001	1,510,144	310,128	2,857,965
Reinvestment of distributions	13,879	128,753	25,192	231,873
Shares redeemed	(310,312)	(2,873,274)	(653,249)	(6,038,353)

	(133,432)	(1,234,377)	(317,929)	(2,948,515)

Class R6 Shares
Shares sold	15,700	145,708	111,911	1,030,895
Reinvestment of distributions	9,590	89,069	26,618	245,344
Shares redeemed	(279,720)	(2,594,500)	(972,353)	(8,989,260)

	(254,430)	(2,359,723)	(833,824)	(7,713,021)

Class P Shares
Shares sold	3,136,123	29,111,244	35,222,658	325,415,701
Reinvestment of distributions	589,492	5,473,336	1,593,259	14,675,691
Shares redeemed	(4,505,266)	(41,774,792)	(63,731,084)	(588,512,725)

	(779,651)	(7,190,212)	(26,915,167)	(248,421,333)

NET DECREASE	(2,855,991)	$(26,427,708)	(46,619,692)	$(429,902,345)

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued) September 30, 2023 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Government Income Fund

	For the Six Months Ended September 30, 2023 (Unaudited)		For the Fiscal Year Ended March 31, 2023

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	158,635	$2,050,708	410,458	$5,436,679
Reinvestment of distributions	37,405	480,098	58,037	760,058
Shares redeemed	(432,853)	(5,556,731)	(992,609)	(13,145,303)

	(236,813)	(3,025,925)	(524,114)	(6,948,566)

Class C Shares
Shares sold	15,075	192,547	6,797	88,821
Reinvestment of distributions	458	5,875	688	8,973
Shares redeemed	(20,118)	(260,229)	(52,149)	(693,304)

	(4,585)	(61,807)	(44,664)	(595,510)

Institutional Shares
Shares sold	391,845	5,013,259	1,157,950	15,142,699
Reinvestment of distributions	43,808	561,611	80,120	1,054,320
Shares redeemed	(717,925)	(9,247,042)	(5,492,676)	(72,516,018)

	(282,272)	(3,672,172)	(4,254,606)	(56,318,999)

Service Shares
Shares sold	77,785	1,002,161	243,103	3,188,487
Reinvestment of distributions	17,116	219,093	24,675	321,932
Shares redeemed	(188,259)	(2,406,837)	(565,392)	(7,498,992)

	(93,358)	(1,185,583)	(297,614)	(3,988,573)

Investor Shares
Shares sold	883,989	11,597,443	2,456,683	32,296,100
Reinvestment of distributions	39,144	508,194	107,415	1,406,157
Shares redeemed	(6,464,159)	(83,169,767)	(1,838,245)	(24,154,370)

	(5,541,026)	(71,064,130)	725,853	9,547,887

Class R6 Shares
Shares sold	116,554	1,494,951	120,849	1,608,061
Reinvestment of distributions	6,109	78,251	9,486	124,174
Shares redeemed	(84,115)	(1,086,551)	(200,433)	(2,683,428)

	38,548	486,651	(70,098)	(951,193)

Class R Shares
Shares sold	113,190	1,450,277	210,849	2,837,321
Reinvestment of distributions	7,773	99,566	11,439	149,439
Shares redeemed	(102,361)	(1,330,161)	(225,603)	(2,978,055)

	18,602	219,682	(3,315)	8,705

Class P Shares
Shares sold	78,554	990,782	5,809	78,426
Reinvestment of distributions	8,038	102,955	12,709	166,215
Shares redeemed	(45,129)	(586,834)	(47,642)	(624,728)

	41,463	506,903	(29,124)	(380,087)

NET DECREASE	(6,059,441)	$(77,796,381)	(4,497,682)	$(59,626,336)

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Inflation Protected Securities Fund

	For the Six Months Ended September 30, 2023 (Unaudited)		For the Fiscal Year Ended March 31, 2023

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	321,601	$3,087,423	1,210,402	$12,356,373
Reinvestment of distributions	80,462	753,960	261,848	2,568,697
Shares redeemed	(1,068,891)	(10,288,778)	(2,573,797)	(25,536,605)

	(666,828)	(6,447,395)	(1,101,547)	(10,611,535)

Class C Shares
Shares sold	594	5,510	38,652	394,810
Reinvestment of distributions	6,926	63,330	22,838	218,808
Shares redeemed	(90,935)	(841,729)	(93,297)	(895,186)

	(83,415)	(772,889)	(31,807)	(281,568)

Institutional Shares
Shares sold	669,683	6,532,538	4,177,862	43,609,029
Reinvestment of distributions	145,740	1,386,141	644,587	6,425,882
Shares redeemed	(2,303,359)	(22,509,749)	(11,236,769)	(113,704,447)

	(1,487,936)	(14,591,070)	(6,414,320)	(63,669,536)

Investor Shares
Shares sold	195,963	1,902,206	1,786,445	18,817,548
Reinvestment of distributions	80,688	762,056	395,336	3,915,031
Shares redeemed	(1,894,723)	(18,454,191)	(4,728,894)	(48,063,625)

	(1,618,072)	(15,789,929)	(2,547,113)	(25,331,046)

Class R6 Shares
Shares sold	1,433,645	13,954,206	6,334,953	66,520,260
Reinvestment of distributions	350,980	3,336,182	940,117	9,341,421
Shares redeemed	(3,858,636)	(37,392,741)	(5,703,249)	(58,099,506)

	(2,074,011)	(20,102,353)	1,571,821	17,762,175

Class R Shares
Shares sold	466,356	4,447,840	617,630	6,170,478
Reinvestment of distributions	44,464	413,805	100,657	980,401
Shares redeemed	(387,995)	(3,680,267)	(688,892)	(6,869,194)

	122,825	1,181,378	29,395	281,685

Class P Shares
Shares sold	37,233	359,015	806,697	7,951,767
Reinvestment of distributions	58,676	557,771	191,448	1,904,916
Shares redeemed	(708,816)	(6,893,896)	(1,442,174)	(14,374,624)

	(612,907)	(5,977,110)	(444,029)	(4,517,941)

NET DECREASE	(6,420,344)	$(62,499,368)	(8,937,600)	$(86,367,766)

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued) September 30, 2023 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Short Duration Bond Fund

	For the Six Months Ended September 30, 2023 (Unaudited)		For the Fiscal Year Ended March 31, 2023

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	719,944	$6,768,974	1,791,942	$16,898,313
Reinvestment of distributions	75,435	709,028	129,298	1,217,787
Shares redeemed	(939,105)	(8,820,786)	(3,484,790)	(32,847,727)

	(143,726)	(1,342,784)	(1,563,550)	(14,731,627)

Class C Shares
Shares sold	9,516	89,461	115,033	1,081,489
Reinvestment of distributions	3,639	34,198	5,420	51,026
Shares redeemed	(66,191)	(621,047)	(120,560)	(1,134,453)

	(53,036)	(497,388)	(107)	(1,938)

Institutional Shares
Shares sold	2,879,002	27,162,503	13,777,793	130,268,752
Reinvestment of distributions	235,361	2,216,608	497,704	4,691,560
Shares redeemed	(4,306,435)	(40,647,907)	(16,085,351)	(151,708,119)

	(1,192,072)	(11,268,796)	(1,809,854)	(16,747,807)

Investor Shares
Shares sold	996,730	9,395,418	6,875,161	64,902,914
Reinvestment of distributions	101,757	957,770	120,757	1,136,845
Shares redeemed	(2,341,949)	(22,047,350)	(2,667,661)	(25,055,066)

	(1,243,462)	(11,694,162)	4,328,257	40,984,693

Class R6 Shares
Shares sold	73,084	691,647	6,016,836	57,525,378
Reinvestment of distributions	143,539	1,350,555	260,731	2,454,588
Shares redeemed	(124,013)	(1,169,021)	(3,495,101)	(32,781,345)

	92,610	873,181	2,782,466	27,198,621

Class R Shares
Shares sold	309	2,917	259	2,442
Reinvestment of distributions	36	335	284	2,673
Shares redeemed	(1,246)	(11,693)	(13,925)	(131,313)

	(901)	(8,441)	(13,382)	(126,198)

Class P Shares
Shares sold	15,107,598	142,613,258	50,571,066	476,935,292
Reinvestment of distributions	1,937,423	18,232,501	3,855,584	36,416,150
Shares redeemed	(17,986,150)	(169,431,723)	(158,301,664)	(1,498,335,552)

	(941,129)	(8,585,964)	(103,875,014)	(984,984,110)

NET DECREASE	(3,481,716)	$(32,524,354)	(100,151,184)	$(948,408,366)

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Short Duration Government Fund

	For the Six Months Ended September 30, 2023 (Unaudited)		For the Fiscal Year Ended March 31, 2023

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	215,036	$1,968,450	1,152,917	$10,619,576
Reinvestment of distributions	64,030	586,124	85,182	788,261
Shares redeemed	(787,912)	(7,244,964)	(2,118,014)	(19,648,631)

	(508,846)	(4,690,390)	(879,915)	(8,240,794)

Class C Shares
Shares sold	33,840	308,629	138,435	1,284,556
Reinvestment of distributions	5,583	50,724	8,693	79,713
Shares redeemed	(205,068)	(1,866,197)	(427,974)	(3,943,423)

	(165,645)	(1,506,844)	(280,846)	(2,579,154)

Institutional Shares
Shares sold	3,100,961	28,356,174	9,588,120	88,924,737
Reinvestment of distributions	327,061	2,983,221	456,315	4,212,022
Shares redeemed	(4,397,018)	(40,133,732)	(17,751,912)	(164,586,323)

	(968,996)	(8,794,337)	(7,707,477)	(71,449,564)

Service Shares
Shares sold	25,351	231,492	301,810	2,779,630
Reinvestment of distributions	11,099	101,107	12,801	117,709
Shares redeemed	(96,492)	(880,487)	(178,313)	(1,647,438)

	(60,042)	(547,888)	136,298	1,249,901

Investor Shares
Shares sold	420,835	3,885,163	2,204,479	20,561,965
Reinvestment of distributions	55,198	505,892	66,921	619,178
Shares redeemed	(898,028)	(8,238,772)	(1,328,534)	(12,339,151)

	(421,995)	(3,847,717)	942,866	8,841,992

Class R6 Shares
Shares sold	287,491	2,623,603	416,690	3,851,356
Reinvestment of distributions	24,248	221,160	28,627	264,072
Shares redeemed	(158,701)	(1,451,270)	(338,805)	(3,140,661)

	153,038	1,393,493	106,512	974,767

Class P Shares
Shares sold	526,027	4,841,366	21,083,280	193,182,362
Reinvestment of distributions	281,926	2,571,514	443,154	4,086,547
Shares redeemed	(2,421,228)	(22,144,820)	(28,172,919)	(260,048,923)

	(1,613,275)	(14,731,940)	(6,646,485)	(62,780,014)

NET DECREASE	(3,585,761)	$(32,725,623)	(14,329,047)	$(133,982,866)

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued) September 30, 2023 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Short-Term Conservative Income Fund

	For the Six Months Ended September 30, 2023 (Unaudited)		For the Fiscal Year Ended March 31, 2023

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	876,004	$8,781,821	1,649,917	$16,483,761
Reinvestment of distributions	80,634	808,491	93,312	932,834
Shares redeemed	(1,037,407)	(10,398,064)	(3,369,595)	(33,671,117)

	(80,769)	(807,752)	(1,626,366)	(16,254,522)

Administration Shares
Reinvestment of distributions	72	727	73	732

	72	727	73	732

Institutional Shares
Shares sold	23,670,878	237,453,945	64,749,445	647,383,628
Reinvestment of distributions	2,394,951	24,028,992	2,615,250	26,160,138
Shares redeemed	(23,102,774)	(231,752,300)	(167,751,692)	(1,676,890,909)

	2,963,055	29,730,637	(100,386,997)	(1,003,347,143)

Investor Shares
Shares sold	9,931,613	99,609,234	29,081,310	290,820,541
Reinvestment of distributions	645,599	6,474,284	488,839	4,891,334
Shares redeemed	(10,329,469)	(103,604,183)	(16,096,390)	(160,988,614)

	247,743	2,479,335	13,473,759	134,723,261

Class R6 Shares
Shares sold	466	4,679	4,454	44,570
Reinvestment of distributions	188,544	1,890,792	213,753	2,137,945
Shares redeemed	(861)	(8,638)	(10,972,008)	(109,724,026)

	188,149	1,886,833	(10,753,801)	(107,541,511)

Class P Shares
Shares sold	9,392,085	94,116,304	70,975,167	708,693,032
Reinvestment of distributions	1,802,861	18,067,637	2,834,327	28,322,260
Shares redeemed	(27,557,713)	(276,193,058)	(165,295,081)	(1,651,039,077)

	(16,362,767)	(164,009,117)	(91,485,587)	(914,023,785)

Preferred Shares
Reinvestment of distributions	72	724	73	730

	72	724	73	730

NET DECREASE	(13,044,445)	$(130,718,613)	(190,778,846)	$(1,906,442,238)

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	U.S. Mortgages Fund

	For the Six Months Ended September 30, 2023 (Unaudited)		For the Fiscal Year Ended March 31, 2023

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	87,632	$777,521	455,408	$4,219,338
Reinvestment of distributions	20,934	185,219	50,582	462,434
Shares redeemed	(606,749)	(5,438,621)	(1,479,722)	(13,671,330)

	(498,183)	(4,475,881)	(973,732)	(8,989,558)

Institutional Shares
Shares sold	1,050,121	9,351,730	3,412,404	31,123,090
Reinvestment of distributions	115,449	1,023,818	181,043	1,654,396
Shares redeemed	(1,499,911)	(13,480,707)	(3,063,962)	(28,492,215)

	(334,341)	(3,105,159)	529,485	4,285,271

Separate Account Institutional Shares
Shares sold	352,622	3,158,128	1,191,402	11,038,053
Reinvestment of distributions	191,571	1,694,798	306,991	2,800,555
Shares redeemed	(866,074)	(7,705,873)	(2,364,218)	(22,056,114)

	(321,881)	(2,852,947)	(865,825)	(8,217,506)

Investor Shares
Shares sold	875,083	7,833,125	823,751	7,458,125
Reinvestment of distributions	57,074	505,622	80,723	737,744
Shares redeemed	(944,443)	(8,353,217)	(1,167,985)	(10,906,877)

	(12,286)	(14,470)	(263,511)	(2,711,008)

Class R6 Shares
Shares sold	176,653	1,571,581	424,258	3,923,457
Reinvestment of distributions	34,644	307,389	59,033	539,317
Shares redeemed	(603,127)	(5,343,425)	(492,114)	(4,485,333)

	(391,830)	(3,464,455)	(8,823)	(22,559)

Class P Shares
Shares sold	—	—	570,482	4,924,000
Reinvestment of distributions	14,662	129,880	20,217	183,718
Shares redeemed	(27,168)	(238,844)	(275,806)	(2,503,831)

	(12,506)	(108,964)	314,893	2,603,887

NET DECREASE	(1,571,027)	$(14,021,876)	(1,267,513)	$(13,051,473)

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended September 30, 2023 (Unaudited)

As a shareholder of Class A, Class C, Preferred, Administration, Separate Account Institutional, Institutional, Service, Investor, Class R6, Class R or Class P Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares for certain Funds), contingent deferred sales charges on redemptions (generally with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C, Class R and Service Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Administration, Institutional, Service, Investor, Class R6, Class R or Class P Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2023 through September 30, 2023, which represents a period of 183 days of a 366-day year. This projection assumes that annualized expense ratios were in effect during the period.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Enhanced Income Fund				Government Income Fund				Inflation Protected Securities Fund
Share Class	Beginning Account Value 4/1/23	Ending Account Value 9/30/23		Expenses Paid for the 6 months ended 9/30/23*	Beginning Account Value 4/1/23	Ending Account Value 9/30/23		Expenses Paid for the 6 months ended 9/30/23*	Beginning Account Value 4/1/23	Ending Account Value 9/30/23		Expenses Paid for the 6 months ended 9/30/23*
Class A
Actual	$1,000.00	$1,024.30		$2.95	$1,000.00	$ 955.50		$3.99	$1,000.00	$ 957.90		$3.31
Hypothetical 5% return	1,000.00	1,022.10	+	2.94	1,000.00	1,020.90	+	4.13	1,000.00	1,021.60	+	3.42
Class C
Actual	—	—		—	1,000.00	951.90		7.64	1,000.00	953.70		6.97
Hypothetical 5% return	—	—		—	1,000.00	1,017.20	+	7.90	1,000.00	1,017.80	+	7.20
Administration
Actual	1,000.00	1,024.10		3.04	—	—		—	—	—		—
Hypothetical 5% return	1,000.00	1,022.00	+	3.04	—	—		—	—	—		—
Institutional
Actual	1,000.00	1,024.30		1.78	1,000.00	956.90		2.48	1,000.00	959.10		1.70
Hypothetical 5% return	1,000.00	1,023.20	+	1.78	1,000.00	1,022.40	+	2.56	1,000.00	1,023.20	+	1.75
Service
Actual	1,000.00	1,000.00		4.26	1,000.00	954.40		4.92	—	—		—
Hypothetical 5% return	1,000.00	1,020.70	+	4.30	1,000.00	1,019.90	+	5.08	—	—	+	—
Investor
Actual	1,000.00	1,023.90		2.19	1,000.00	956.70		2.76	1,000.00	959.40		2.09
Hypothetical 5% return	1,000.00	1,022.80	+	2.19	1,000.00	1,022.20	+	2.85	1,000.00	1,022.90	+	2.16
Class R6
Actual	1,000.00	1,024.40		1.74	1,000.00	956.90		2.43	1,000.00	959.10		1.65
Hypothetical 5% return	1,000.00	1,023.30	+	1.74	1,000.00	1,022.50	+	2.51	1,000.00	1,023.30	+	1.70
Class R
Actual	—	—		—	1,000.00	953.50		5.21	1,000.00	956.60		4.54
Hypothetical 5% return	—	—		—	1,000.00	1,019.60	+	5.39	1,000.00	1,020.30	+	4.68
Class P
Actual	1,000.00	1,024.40		1.73	1,000.00	956.90		2.43	1,000.00	959.10		1.65
Hypothetical 5% return	1,000.00	1,023.30	+	1.73	1,000.00	1,022.50	+	2.51	1,000.00	1,023.30	+	1.70

*

Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended September 30, 2023. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Administration	Institutional	Service	Investor	Class R6	Class R	Class P

Enhanced Income	0.58%	—%	0.60%	0.35%	0.85%	0.43%	0.34%	—%	0.34%
Government Income	0.82	1.57	—	0.51	1.01	0.56	0.50	1.07	0.50
Inflation Protected Securities	0.68	1.43	—	0.35	—	0.43	0.34	0.93	0.34

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended September 30, 2023 (Unaudited) (continued)

	Short Duration Bond Fund				Short Duration Government Fund				Short-Term Conservative Income Fund
Share Class	Beginning Account Value 4/1/23	Ending Account Value 9/30/23		Expenses Paid for the 6 months ended 9/30/23*	Beginning Account Value 4/1/23	Ending Account Value 9/30/23		Expenses Paid for the 6 months ended 9/30/23*	Beginning Account Value 4/1/23	Ending Account Value 9/30/23		Expenses Paid for the 6 months ended 9/30/23*
Class A
Actual	$1,000.00	$1,005.40		$3.76	$1,000.00	$995.10		$4.06	$1,000.00	$1,025.90		$2.37
Hypothetical 5% return	1,000.00	1,021.20	+	3.79	1,000.00	1,020.90	+	4.11	1,000.00	1,022.70	+	2.37
Class C
Actual	1,000.00	1,003.40		5.76	1,000.00	994.00		6.05	—	—		—
Hypothetical 5% return	1,000.00	1,019.20	+	5.81	1,000.00	1,018.90	+	6.13	—	—		—
Administration
Actual	—	—		—	—	—		—	1,000.00	1,027.20		1.15
Hypothetical 5% return	—	—		—	—	—		—	1,000.00	1,023.90	+	1.15
Preferred
Actual	—	—		—	—	—		—	1,000.00	1,027.10		1.12
Hypothetical 5% return	—	—		—	—	—		—	1,000.00	1,025.00	+	1.12
Institutional
Actual	1,000.00	1,007.00		2.21	1,000.00	996.70		2.41	1,000.00	1,026.00		1.21
Hypothetical 5% return	1,000.00	1,022.80	+	2.23	1,000.00	1,022.60	+	2.44	1,000.00	1,023.80	+	1.21
Service
Actual	—	—		—	1,000.00	995.20		4.90	—	—		—
Hypothetical 5% return	—	—		—	1,000.00	1,020.10	+	4.96	—	—		—
Investor
Actual	1,000.00	1,006.70		2.51	1,000.00	996.30		2.81	1,000.00	1,026.70		1.62
Hypothetical 5% return	1,000.00	1,022.50	+	2.53	1,000.00	1,022.20	+	2.85	1,000.00	1,023.40	+	1.61
Class R6
Actual	1,000.00	1,007.00		2.16	1,000.00	996.70		2.36	1,000.00	1,027.10		1.16
Hypothetical 5% return	1,000.00	1,022.80	+	2.18	1,000.00	1,022.60	+	2.39	1,000.00	1,023.90	+	1.16
Class R
Actual	1,000.00	1,004.20		4.98	—	—		—	—	—		—
Hypothetical 5% return	1,000.00	1,020.00	+	5.02	—	—		—	—	—		—
Class P
Actual	1,000.00	1,007.00		2.16	1,000.00	997.80		2.36	1,000.00	1,026.10		1.16
Hypothetical 5% return	1,000.00	1,022.80	+	2.18	1,000.00	1,022.60	+	2.39	1,000.00	1,023.90	+	1.16

*

Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended September 30, 2023. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Administration	Preferred	Institutional	Service	Investor	Class R6	Class R	Class P

Short Duration Bond	0.75%	1.15%	—%	—%	0.44%	—%	0.50%	0.43%	0.99%	0.43%
Short Duration Government	0.81	1.22	—	—	0.48	0.98	0.56	0.47	—	0.47
Short-Term Conservative Income	0.47	—	0.23	0.22	0.24	—	0.32	0.23	—	0.23

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended September 30, 2023 (Unaudited) (continued)

	U.S. Mortgages Fund
Share Class	Beginning Account Value 4/1/23	Ending Account Value 9/30/23		Expenses Paid for the 6 months ended 9/30/23*
Class A
Actual	$1,000.00	$ 952.50		$3.84
Hypothetical 5% return	1,000.00	1,021.10	+	3.97
Institutional
Actual	1,000.00	954.20		2.23
Hypothetical 5% return	1,000.00	1,022.70	+	2.30
Separate Account Institutional
Actual	1,000.00	954.10		2.18
Hypothetical 5% return	1,000.00	1,022.80	+	2.25
Investor
Actual	1,000.00	954.80		2.62
Hypothetical 5% return	1,000.00	1,022.30	+	2.71
Class R6
Actual	1,000.00	954.20		2.18
Hypothetical 5% return	1,000.00	1,022.80	+	2.25
Class P
Actual	1,000.00	955.30		2.18
Hypothetical 5% return	1,000.00	1,022.80	+	2.25

*

Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended September 30, 2023. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

Fund	Class A	Institutional	Separate Account Institutional	Investor	Class R6	Class P

U.S. Mortgages	0.79%	0.46%	0.45%	0.54%	0.45%	0.45%

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Enhanced Income Fund, Goldman Sachs Government Income Fund, Goldman Sachs Inflation Protected Securities Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Bond Fund, Goldman Sachs Short-Term Conservative Income Fund, and Goldman Sachs U.S. Mortgages Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreements (the “Management Agreements”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreements were most recently approved for continuation until June 30, 2024 by the Board of Trustees, including those Trustees who are not parties to the Management Agreements or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 13-14, 2023 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held two meetings over the course of the year since the Management Agreements were last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreements were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), a benchmark performance index, and (in the case of the Enhanced Income Fund, Short Duration Bond Fund, and Short Duration Government Fund) a composite of accounts with comparable investment strategies managed by the Investment Adviser; and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity, and payment of distribution, service, administration and shareholder administration fees, as applicable. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreements at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreements

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Funds and their service providers operate, including developments associated with the COVID-19 pandemic, geopolitical events, and economic sanctions, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees also considered information regarding the Investment Adviser’s business continuity planning and remote operations capabilities. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2022, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2023. The information on each Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the Enhanced Income Fund, Short Duration Government Fund, and Short Duration Bond Fund’s performance to that of composites of accounts with comparable investment strategies managed by the Investment Adviser.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees observed that the Enhanced Income Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the three- and five-year periods, in the third quartile for the ten-year period, and in the fourth quartile for the one-year period, and had outperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2023. They also considered that the Enhanced Income Fund had experienced certain principal investment strategy changes and a benchmark change in 2021. The Trustees further noted that the Enhanced Income Fund had experienced certain portfolio management changes in 2022. They observed that the Government Income Fund’s Institutional Shares had placed in the third quartile of the Fund’s peer group for the one-, three-, five-, and ten-year periods, and had outperformed the Fund’s benchmark index for the three-year period and underperformed the one-, five-, and ten-year periods ended March 31, 2023. The Trustees considered that the Government Income Fund had experienced certain portfolio management changes in 2021, 2022, and early 2023. They noted that the Inflation Protected Securities Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the ten-year period and in the third quartile for the one-, three-, and five-year periods, and had outperformed the Fund’s benchmark index for the one-year period and underperformed for the three-, five-, and ten-year periods ended March 31, 2023. The Trustees observed that the Inflation Protected Securities Fund had experienced certain portfolio management changes in early 2022 and 2023. They observed that the Short Duration Bond Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-, three-, five-, and ten-year periods, and had outperformed the Fund’s benchmark index for the three-, five-, and ten-year periods and underperformed for the one-year period ended March 31, 2023. The Trustees also considered that in July 2021, the Fund had been repositioned from the Short Duration Income Fund, which involved changes to the Fund’s name, principal investment strategy, and benchmark. They further noted that the Short Duration Bond Fund had experienced certain portfolio management changes in 2022. The Trustees considered that the Short Duration Government Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the three- and ten-year periods and in the third quartile for the one- and five-year periods, and had underperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2023. They noted that the Short Duration Government Fund had experienced certain portfolio management changes in 2022. The Trustees observed that the Short-Term Conservative Income Fund’s Institutional Shares had placed in the top half of the Fund’s peer group and had outperformed the Fund’s benchmark index for the one-, three-, and five-year periods ended March 31, 2023. The Trustees considered that the Short-Term Conservative Income Fund had experienced certain portfolio management changes in 2022. They noted that the U.S. Mortgages Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the three- and ten-year periods, in the third quartile for the five-year period, and in the fourth quartile for the one-year period, and had outperformed the Fund’s benchmark index for the three-, and ten-year periods and underperformed for the one-year period ended March 31, 2023. The Trustees observed that the U.S. Mortgages Fund had experienced certain portfolio management changes in early 2022 and 2023.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreements and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee and breakpoints (with the exception of the Short-Term Conservative Income Fund, which does not have breakpoints) to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for each Fund was provided for 2022 and 2021, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Funds. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds (other than the Short-Term Conservative Income Fund) at the following annual percentage rates of the average daily net assets of the Funds:

Average Daily Net Assets	Enhanced Income Fund	Government Income Fund	Inflation Protected Securities Fund	Short Duration Bond Fund	Short Duration Government Fund	U.S. Mortgages Fund
First $1 billion	0.25%	0.53%	0.26%	0.40%	0.44%	0.34%

Next $1 billion	0.23	0.48	0.23	0.36	0.40	0.31

Next $3 billion	0.22	0.45	0.22	0.34	0.38	0.29

Next $3 billion	0.22	0.44	0.22	0.33	0.37	0.28

Over $8 billion	0.22	0.44	0.21	0.32	0.36	0.28

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to waive a portion of its management fee (with respect to the Government Income Fund and Short-Term Conservative Income Fund) and to limit certain expenses of the Funds that exceed specified levels, as well as Goldman Sachs & Co. LLC’s (“Goldman Sachs”) undertaking to waive a portion of the distribution and service fees paid by the Short Duration Government Fund’s and the Short Duration Bond Fund’s Class C shares and a portion of the transfer agency fees paid by the Government Income Fund’s Class A, Class C, Investor and Class R Shares. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser had passed along savings to shareholders of the Short Duration Bond Fund, which had asset levels above at least the first breakpoint during the prior fiscal year.

The Trustees noted that the Short-Term Conservative Income Fund does not have management fee breakpoints. They considered the asset levels in the Fund; the Fund’s recent purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing the contractual fee rates charged by the Investment Adviser with fee rates charged to other funds in

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

the peer group; and the Investment Adviser’s undertakings to waive a portion of its management fee and to limit certain expenses of the Fund that exceed a specified level.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) futures commissions earned by Goldman Sachs for executing futures transactions on behalf of the Funds; (c) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (d) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (e) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (f) Goldman Sachs’ retention of certain fees as Fund Distributor; (g) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; (h) the investment of cash and cash collateral in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; (i) the investment in exchange-traded funds (“ETFs”) managed by the Investment Adviser that will result in increased assets under management for those ETFs and may facilitate the development of the Investment Adviser’s ETF advisory business; and (j) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization;(e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreements, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreements should be approved and continued with respect to each Fund until June 30, 2024.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.42 trillion in assets under supervision as of September 30, 2023, Goldman Sachs Asset Management has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs Asset Management leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Bond Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund
∎	U.S. Mortgages Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund
∎	Strategic Income Fund
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Emerging Markets Credit Fund[4]

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Large Cap Core Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Mid Cap Growth Fund
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	Emerging Markets Equity ex. China Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Clean Energy Income Fund
∎	Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Strategic Volatility Premium Fund
∎	GQG Partners International Opportunities Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on October 31, 2023, the Goldman Sachs Local Emerging Markets Debt Fund was renamed the Goldman Sachs Emerging Markets Credit Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES	OFFICERS
Gregory G. Weaver, Chair	James A. McNamara, President
Dwight L. Bush	Joseph F. DiMaria, Principal Financial Officer, Principal
Kathryn A. Cassidy	Accounting Officer and Treasurer
John G. Chou	Robert Griffith, Secretary*
Joaquin Delgado
Eileen H. Dowling	*Effective October 10, 2023
James A. McNamara
Paul C. Wirth

GOLDMAN SACHS & CO. LLC	GOLDMAN SACHS ASSET MANAGEMENT, L.P.
Distributor and Transfer Agent	Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

The Funds will file their portfolio holdings for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this report and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Fund holdings and allocations shown are as of September 30, 2023 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about Fund and may be obtained from your Authorized Institution or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

© 2023 Goldman Sachs. All rights reserved. 344765-OTU-1915591 SDFISAR-23

Goldman Sachs Funds Semi-Annual Report September 30, 2023 Single Sector Fixed Income Funds Emerging Markets Debt High Yield High Yield Floating Rate Investment Grade Credit Emerging Markets Credit* (formerly, Local Emerging Market Debt) *Effective after the close of business on October 31, 2023, the Goldman Sachs Local Emerging Markets Debt Fund was renamed the Goldman Sachs Emerging Markets Credit Fund and changed its benchmark index from the J.P. Morgan Government Bond Index (GBI-EMSM) — Emerging Markets Global Diversified to the J.P. Morgan Corporate Emerging Markets Bond Index (CEMBISM) — Broad Diversified.

Goldman Sachs Single Sector Fixed Income Funds

∎	EMERGING MARKETS DEBT

∎	HIGH YIELD

∎	HIGH YIELD FLOATING RATE

∎	INVESTMENT GRADE CREDIT

∎	EMERGING MARKETS CREDIT

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

Goldman Sachs Single Sector Fixed Income Funds

The following are highlights both of key factors affecting the fixed income market and of any changes made to the Goldman Sachs Single Sector Fixed Income Funds (the “Funds”) during the six months ended September 30, 2023 (the “Reporting Period”). Attribution highlights are provided for those Funds that materially outperformed or underperformed their respective benchmark during the Reporting Period. A fuller review of the market and these changes will appear in the Funds’ annual shareholder report covering the 12 months ended March 31, 2024.

Market and Economic Review

∎

During the Reporting Period, the performance of the global fixed income markets was influenced overall by central bank monetary policy, rising interest rates, inflationary trends and other macroeconomic data, geopolitical events, and U.S. and European banking stress.

∎	The broad global investment grade bond market, as represented by the Bloomberg Global Aggregate Index (hedged to U.S. dollars),[i] returned -1.76%.

∎	The Bloomberg U.S. Aggregate Bond Index,ii representing the broad U.S. fixed income market, returned -4.05%.

∎

When the Reporting Period began in April 2023, bond yields fluctuated in response to sticky inflation data, signs of moderating economic growth, developments in the banking sector and concerns over tightening credit conditions. The performance of spread, or non-government bond, sectors was rather flat overall, with better than consensus expected earnings and robust supply and demand providing support for investment grade and high yield corporate bonds.

∎

In May, spread sectors broadly weakened on concerns surrounding U.S. debt ceiling negotiations and banking sector stress. Heightened U.S./China geopolitical tensions, speculation about U.S. Federal Reserve (“Fed”) policy, the outlook for corporate earnings and the growing focus on the rise of artificial intelligence also drove market volatility.

∎

At its policy meeting near the beginning of May, the Fed raised the federal funds rate by 25 basis points to a range between 5.00% and 5.25%. (A basis point is 1/100th of a percentage point.) Policymakers signaled a willingness to pause further interest rate actions if U.S. inflation showed signs of moderating and if tighter credit conditions from recent banking sector stress were “likely to weigh on economic activity, hiring, and inflation.”

∎	Spread sectors broadly strengthened in June, as investors priced in the view the U.S. would avoid recession and the Fed would stop tightening.

∎

At its policy meeting that same month, the Fed opted for a hawkish pause. In other words, the Fed halted monetary policy action for the first time in more than a year but still maintained higher-for-longer messaging on interest rates.

∎

According to the Fed’s median dot plot projection, which shows the interest rate projections of the members of the Federal Open Market Committee, policymakers increased their estimate for the peak federal funds rate at the end of 2023 from 5.10% to 5.60%.

∎

In July, spread sectors delivered strong performance, while sovereign government bonds faltered amid continued monetary policy tightening by developed markets central banks. The Fed raised the federal funds rate by 25 basis points to a range between 5.25% and 5.50%, stating that incoming data would determine upcoming policy actions.

∎

During August, spread sectors broadly weakened amidst deteriorating risk sentiment, driven in part by investor concerns about China’s property market and worries about softening economic growth in Europe. Investors also remained wary of inflation, as data indicated it might be stickier than consensus expected. Overall, developed markets central banks maintained a tightening bias. Yields rose, especially among developed markets sovereign bonds. The 10-year U.S. Treasury yield hit 4.36% on August 22nd, its highest level since 2007.

[i]

The Bloomberg Global Aggregate Index is a flagship measure of global investment grade debt from a multitude of local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.

ii

The Bloomberg U.S. Aggregate Bond Index is a broad-based fixed income index that includes bonds of investment grade quality or better, including corporate bonds, U.S. Treasury securities, mortgage-backed securities, asset backed securities and municipal bonds.

1

∎

In September, the performance of spread sectors was weak overall amid significant interest rate volatility. Although the Fed left the federal funds rate unchanged at its September meeting, policymakers suggested there would likely be one more rate hike in 2023.

∎	Global bond yields rose, as markets anticipated the Fed and other developed markets central banks would keep interest rates higher for longer.

∎	In the U.S., the 10-year U.S. Treasury yield rose above 4.5% for the first time since 2007.

∎

Meanwhile, concerns around China’s economy persisted. Weaker than consensus expected data reflected a short-lived service sector rebound, while exports remained soft and the property sector slump continued.

∎

For the Reporting Period overall, U.S. Treasury yields rose across the yield curve, or spectrum of maturities, with intermediate-and longer-term U.S. Treasury yields increasing more than shorter-term U.S. Treasury yields.

∎

Most spread sectors generated negative absolute returns during the Reporting Period. U.S. securitized bonds, which include mortgage-backed securities, commercial mortgage-backed securities and asset backed securities, produced some of the weakest returns, performing in line overall with U.S. Treasuries. Treasury inflation protected securities, investment grade corporate bonds, external emerging markets debt and emerging markets credit also posted negative absolute returns but outperformed U.S. Treasuries. High yield loans and high yield corporate bonds recorded positive absolute returns, significantly outperforming U.S. Treasuries during the Reporting Period.

Fund Changes and Highlights

Goldman Sachs Emerging Markets Debt Fund

∎	The Fund outperformed its benchmark, the J.P. Morgan Emerging Market Bond Index (EMBISM ) Global Diversified Index (the “Index”), during the Reporting Period.

∎	The Fund’s relative outperformance was driven primarily by its overweights versus the Index in Russian, El Salvadoran and Pakistani sovereign emerging markets debt.

∎

An out-of-benchmark position in Russian sovereign debt contributed positively to the Fund’s returns, as Russian bonds were marked higher when Euroclear re-opened settlement on many international securities during June 2023. (Euroclear, the world’s largest bond settlement operator, partially eased a trading ban on Russian sovereign debt, which allowed more than 20 Russian securities to be settled freely. Euroclear first suspended trading of Russian bonds in November 2022. The decision to lift restrictions was taken after Euroclear ascertained that the holders of the assets weren’t subject to international sanctions.)

∎

Pakistan’s external debt rallied sharply as the country received initial approval from the International Monetary Fund for a $3 billion loan program in exchange for promising to raise taxes and cut spending, which appeared to lower the risk of a sovereign default.

∎	On the negative side, the Fund was hurt by its relative overweights in Egyptian and Ghanan sovereign debt.

∎	Selection of corporate and quasi-sovereign emerging markets debt contributed positively to the Fund’s relative performance.

∎

Notable positive contributors included an overweight position in Venezuela’s state-owned oil and natural gas company Petroleos de Venezuela and an underweight position in Mexico’s state-owned petroleum company Pemex.

∎	Conversely, the Fund was hurt by its exposure to the real estate sector, including its investments in Chinese property developers Shimao Group, Sunac China and Yuzhou Group.

∎

Selection of emerging markets credit detracted slightly from the Fund’s returns, specifically its exposure to South Korean interest rates. However, these negative results were partially offset by the Fund’s exposure to Singaporean interest rates, which added value.

∎

The Fund’s long beta exposure (i.e., the Fund’s broad overweight versus the Index) in sovereign emerging markets bonds and emerging markets corporate bonds contributed positively to relative performance, as sovereign spreads (or the difference in yields between external emerging markets debt and U.S. Treasury securities) tightened during the Reporting Period.

2

Goldman Sachs Investment Grade Credit Fund

∎

Effective August 23, 2023, Andrew Parra and Stanton Neilson became portfolio managers for the Fund. Benjamin Johnson, Head of the Global Investment Grade Credit team, continued to serve as portfolio manager for the Fund. Mr. Johnson has managed the Fund since 2003.

Goldman Sachs Emerging Markets Credit Fund

∎	As of the close of business on October 31, 2023 (after the end of the Reporting Period), the Fund’s name, investment objective, principal investment strategy and benchmark index changed.

∎	The Fund’s name changed from the Goldman Sachs Local Emerging Markets Debt Fund to the Goldman Sachs Emerging Markets Credit Fund.

∎	The new investment objective is to seek total return consisting of income and capital appreciation.

∎

Regarding its new principal investment strategy, the Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in corporate, quasi-sovereign and sovereign debt securities and other instruments of issuers in emerging market countries.

∎

The Fund’s benchmark index changed from the J.P. Morgan Government Bond Index (GBI-EMSM)—Emerging Markets Global Diversified to the J.P. Morgan Corporate Emerging Markets Bond Index (CEMBISM)—Broad Diversified.

∎

In connection with these changes, Nicholas Saunders, Managing Director and Global Co-Head of Emerging Markets Debt, became a portfolio manager of the Fund, replacing Angus Bell. Kay Haigh, Managing Director and Global Co-Head of Emerging Markets Debt, continued to serve as a portfolio manager of the Fund. Mr. Haigh has managed the Fund since 2020.

3

FUND BASICS

Emerging Markets Debt Fund

as of September 30, 2023

PERFORMANCE REVIEW

April 1, 2023–September 30, 2023	Fund Total Return (based on NAV)[1]	J.P. Morgan EMBISM Global Diversified Index (Gross, USD, Unhedged)[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]

Class A	1.17%	-0.10%	6.68%	6.44%

Class C	0.79	-0.10	6.22	5.97

Institutional	1.31	-0.10	7.28	7.09

Investor	1.18	-0.10	7.26	7.01

Class R6	1.32	-0.10	7.29	7.10

Class P	1.32	-0.10	7.29	7.09

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The J.P. Morgan Emerging Markets Bond Index (EMBSI SM) Global Diversified Index (Gross, USD, Unhedged) is an unmanaged index of debt instruments of 50 emerging countries. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]

The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the period shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4

FUND BASICS

TOP TEN COUNTRY ALLOCATIONS ±

	Percentage of Net Assets

	as of 9/30/23	as of 3/31/23

Mexico	5.2%	4.9%

South Africa	4.1	3.4

Turkey	4.1	3.6

Colombia	4.0	3.7

Hungary	3.4	3.4

Indonesia	3.3	3.7

Panama	3.1	2.7

Oman	3.1	3.5

Dominican Republic	2.9	2.6

Romania	2.9	2.6

Other	53.5	48.7

±

The percentage shown for each investment category reflects the value of investments in that country as a percentage of net assets. The table does not include investments in other investment companies and other short-term investments of 5.4% as of 9/30/23 and 12.7% as of 3/31/23. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities. The table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

5

FUND BASICS

High Yield Fund

as of September 30, 2023

PERFORMANCE REVIEW

April 1, 2023–September 30, 2023	Fund Total Return (based on NAV)[1]	Bloomberg U.S. High-Yield 2% Issuer Capped Bond Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]

Class A	1.50%	2.22%	6.91%	6.79%

Class C	1.12	2.22	6.48	6.35

Institutional	1.65	2.22	7.55	7.45

Service	1.39	2.22	6.94	6.94

Investor	1.63	2.22	7.50	7.37

Class R6	1.65	2.22	7.56	6.86

Class R	1.37	2.22	6.99	7.46

Class P	1.65	2.22	7.56	7.46

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The Bloomberg U.S. High-Yield 2% Issuer Capped Bond Index, an unmanaged index, covers the universe of U.S. dollar denominated, non-convertible, fixed rate, non-investment grade debt. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]

The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the period shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6

GOLDMAN SACHS HIGH YIELD FUND

TOP TEN ISSUERS AS OF 9/30/23 ‡

Company	% of Net Assets	Line of Business

CCO Holdings LLC/CCO Holdings Capital Corp. (BB-/B1)	0.8%	Media

Urban One, Inc. (B-/B3)	0.6	Media

Arko Corp. (B-/B3)	0.6	Retailing

American Builders & Contractors Supply Co., Inc. (B+/B1)	0.5	Distribution & Wholesale

USA Compression Partners LP/USA Compression Finance Corp. (B+/B3)	0.5	Oil Field Services

APX Group, Inc. (B/Ba3)	0.5	Commercial Services

U.S. Treasury Bills (NR/NR)	0.5	U.S. Treasury Obligations

RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc. (CCC+/Caa2)	0.5	Healthcare Providers & Services

BCPE Empire Holdings, Inc. (CCC/Caa2)	0.5	Distribution & Wholesale

TransDigm, Inc. (B-/B3)	0.5	Aerospace & Defense

‡	The top 10 holdings may not be representative of the Fund’s future investments.

TOP TEN INDUSTRY ALLOCATIONS ±

	Percentage of Net Assets

	as of 9/30/23	as of 3/31/23

Oil Field Services	6.9%	5.6%

Media	6.2	6.1

Retailing	5.3	6.1

Pipelines	4.7	4.2

Diversified Financial Services	4.7	4.3

Commercial Services	4.5	4.1

Automotive	4.3	4.5

Entertainment	4.0	3.3

Chemicals	3.9	3.8

Telecommunication Services	3.0	3.0

Other	47.8	47.3

±

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. The table does not include investments in exchange-traded funds, other investment companies, securities lending reinvestment vehicle and other short-term investments of 4.9% as of 9/30/23 and 3.1% as of 3/31/23. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities. The table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

7

FUND BASICS

High Yield Floating Rate Fund

as of September 30, 2023

PERFORMANCE REVIEW

April 1, 2023–September 30, 2023	Fund Total Return (based on NAV)[1]	Credit Suisse Leveraged Loan Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]

Class A	5.97%	6.57%	8.53%	8.52%

Class C	5.57	6.57	7.97	7.96

Institutional	6.14	6.57	9.07	9.06

Investor	6.10	6.57	8.99	8.99

Class R6	6.14	6.57	9.08	9.07

Class R	5.84	6.57	8.48	8.47

Class P	6.02	6.57	9.08	9.08

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The Credit Suisse Leveraged Loan Index is an unmanaged index designed to mirror the investable universe of the U.S. dollar denominated leveraged loan market. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]

The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the period shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

8

FUND BASICS

TOP TEN INDUSTRY ALLOCATIONS ±

	Percentage of Net Assets

	as of 9/30/23	as of 3/31/23

Commercial Services	6.1%	6.1%

Chemicals	5.7	6.3

Technology - Software/Services	5.1	3.2

Building Materials	4.3	3.8

Healthcare - Services	4.1	3.5

Entertainment	4.1	3.6

Diversified Manufacturing	3.9	3.9

Retailers	3.8	4.3

Consumer Cyclical Services	3.1	2.2

Diversified Financial Services	2.9	2.4

Other	50.7	53.0

±

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. The table does not include investments in exchange-traded funds, other investment companies and securities lending reinvestment vehicle of 5.3% as of 9/30/23 and 3.4% as of 3/31/23. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities. The table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

9

FUND BASICS

Investment Grade Credit Fund

as of September 30, 2023

PERFORMANCE REVIEW

April 1, 2023–September 30, 2023	Fund Total Return (based on NAV)[1]	Bloomberg U.S. Credit Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]

Class A	-3.47%	-3.31%	4.86%	4.78%

Institutional	-3.18	-3.31	5.38	5.30

Separate Account Institutional	-3.30	-3.31	5.39	5.31

Investor	-3.35	-3.31	5.30	5.22

Class R6	-3.30	-3.31	5.38	5.30

Class P	-3.30	-3.31	5.40	5.32

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The Bloomberg U.S. Credit Index is an unmanaged index which is unbundled into pure corporates (industrial, utility, and finance, including both U.S. and non-U.S. corporations) and non-corporates (sovereign, supranational, foreign agencies, and foreign local governments). The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]

The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the period shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

10

FUND BASICS

FUND COMPOSITION *

Percentage of Net Assets

*

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

11

FUND BASICS

TOP TEN INDUSTRY ALLOCATIONS ±

	Percentage of Net Assets

	as of 9/30/23	as of 3/31/23

Banks	20.9%	20.6%

Diversified Financial Services	5.3	5.0

Telecommunication Services	4.7	5.5

Pipelines	4.0	4.0

Electrical	3.8	2.8

Media	3.7	3.6

Real Estate Investment Trust	3.7	3.0

Pharmaceuticals	3.4	3.2

Software	2.9	2.9

Beverages	2.8	3.5

Other	35.0	40.7

±

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. The table does not include investments in other investment companies of 2.2% as of 9/30/23 and 0.8% as of 3/31/23. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities. The above table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

12

FUND BASICS

Emerging Markets Credit Fund

as of September 30, 2023

PERFORMANCE REVIEW

April 1, 2023–September 30, 2023	Fund Total Return (based on NAV)[1]	J.P. Morgan GBI-EMSM Global Diversified Index (Gross, USD, Unhedged)[2,3]	30-Day Standardized Subsidized Yield[4]	30-Day Standardized Unsubsidized Yield[4]

Class A	-0.74%	-0.83%	5.86%	4.76%

Class C	-0.90	-0.83	5.36	4.21

Institutional	-0.60	-0.83	6.44	5.32

Investor	-0.63	-0.83	6.40	5.25

Class R6	-0.38	-0.83	6.45	5.33

Class P	-0.60	-0.83	6.45	5.33

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The J.P. Morgan Government Bond Index — Emerging Markets (GBI-EMSM) Global Diversified Index (Gross, USD, Unhedged) is an unmanaged index of debt instruments of 14 emerging countries. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]

Effective October 31, 2023, the Fund’s benchmark index changed from the J.P. Morgan Government Bond Index (GBI-EMSM)—Emerging Markets Global Diversified to the J.P. Morgan Corporate Emerging Markets Bond Index (CEMBISM )—Broad Diversified.

[4]

The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the period shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

13

FUND BASICS

TOP TEN COUNTRY ALLOCATIONS ±

	Percentage of Net Assets

	as of 9/30/23	as of 3/31/23

Brazil	17.1%	13.9%

Indonesia	8.8	8.2

Thailand	7.2	7.6

South Africa	7.1	10.1

Mexico	6.3	4.5

Peru	5.9	3.2

Czech Republic	5.7	5.6

Poland	5.2	5.7

Hungary	5.1	3.2

Romania	5.0	5.4

Other	7.7	10.0

±

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. The table does not include investments in other investment companies of 15.4% as of 9/30/23 and 14.2% as of 3/31/23. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities. The above table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

14

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments September 30, 2023 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value

Sovereign Debt Obligations – 70.1%

Angola – 1.6%
Angola Government International Bonds (B-/B3)
	$1,940,000	8.000%		11/26/29	$1,591,382
	1,840,000	8.750	(a)	04/14/32	1,475,146
	250,000	8.750		04/14/32	200,428
	1,570,000	9.125		11/26/49	1,121,875
Angola Government International Bonds (NR/B3)
	327,000	9.500		11/12/25	319,178
	660,000	8.250		05/09/28	570,042
	2,660,000	8.250	(a)	05/09/28	2,297,442
	860,000	9.375		05/08/48	632,023

					8,207,516

Argentina(b) – 1.1%
Argentina Government International Bonds (CCC-/NR)
EUR	120,088	0.500		07/09/29	30,356
	$1,479,348	1.000		07/09/29	405,519
	11,975,877	3.625	(c)	07/09/35	2,969,778
Argentina Republic Government International Bonds (CCC-/NR)
	2,174,677	0.750	(c)	07/09/30	620,370
	2,130,000	4.250	(c)	01/09/38	623,259
	4,514,455	3.500	(c)	07/09/41	1,161,975

					5,811,257

Azerbaijan – 0.4%
Republic of Azerbaijan International Bonds (NR/Ba1u)
	2,510,000	3.500		09/01/32	2,035,284

Bahrain – 2.4%
Bahrain Government International Bonds (B+/B2u)
	1,510,000	7.375	(a)	05/14/30	1,512,748
	1,320,000	5.625	(a)	09/30/31	1,181,994
	680,000	5.450		09/16/32	590,390
	820,000	5.450	(a)	09/16/32	711,940
Bahrain Government International Bonds (B+/NR)
	1,950,000	4.250	(a)	01/25/28	1,780,955
	740,000	4.250		01/25/28	675,849
	2,390,000	6.750		09/20/29	2,340,790
	1,230,000	5.250		01/25/33	1,047,259
CBB International Sukuk Programme Co. WLL (B+/B2u)
	2,670,000	3.950	(a)	09/16/27	2,456,373

				12,298,298

Benin – 0.4%
Benin Government International Bonds (B+/NR)
EUR	1,620,000	4.875	(a)	01/19/32	1,267,825
	970,000	4.875		01/19/32	759,130

					2,026,955

Brazil – 1.2%
Brazil Government International Bonds (BB-/Ba2)
	$1,635,000	3.875		06/12/30	1,422,597
	1,660,000	6.000		10/20/33	1,565,380
	4,530,000	4.750	(b)	01/14/50	3,133,628

					6,121,605

Principal Amount	Interest Rate		Maturity Date	Value

Sovereign Debt Obligations (continued)

Chile(b) – 1.6%
Chile Government International Bonds (A/A2)
$960,000	3.500%		01/31/34	$792,393
1,240,000	4.340		03/07/42	999,651
390,000	3.500		01/25/50	259,475
2,000,000	4.000		01/31/52	1,450,980
280,000	5.330		01/05/54	248,920
2,840,000	3.100		01/22/61	1,612,126
5,100,000	3.250		09/21/71	2,879,409

				8,242,954

Colombia(b) – 3.2%
Colombia Government International Bonds (BB+/Baa2)
480,000	3.875		04/25/27	436,027
1,990,000	4.500		03/15/29	1,730,902
4,980,000	3.000		01/30/30	3,811,642
3,890,000	3.125		04/15/31	2,872,765
1,300,000	3.250		04/22/32	932,854
1,010,000	8.000		04/20/33	997,850
1,750,000	7.500		02/02/34	1,649,637
920,000	5.625		02/26/44	658,416
1,660,000	5.000		06/15/45	1,088,396
1,290,000	4.125		05/15/51	715,950
3,260,000	3.875		02/15/61	1,684,214

				16,578,653

Costa Rica – 1.0%
Costa Rica Government International Bonds (B+/B2)
880,000	6.125		02/19/31	847,845
3,833,000	6.550	(a)(b)	04/03/34	3,722,571
470,000	5.625		04/30/43	387,924

				4,958,340

Dominican Republic – 2.6%
Dominican Republic International Bonds (BB/Ba3)
450,000	6.875		01/29/26	448,956
1,310,000	5.950		01/25/27	1,266,037
1,500,000	8.625		04/20/27	1,544,760
940,000	5.500	(a)(b)	02/22/29	859,583
3,290,000	4.500	(a)	01/30/30	2,780,609
390,000	4.500		01/30/30	329,616
2,020,000	7.050	(a)(b)	02/03/31	1,948,432
199,000	6.850		01/27/45	168,881
2,300,000	6.500	(a)	02/15/48	1,857,434
360,000	6.400	(a)	06/05/49	283,946
2,330,000	5.875		01/30/60	1,661,080

				13,149,334

Ecuador – 1.4%
Ecuador Government International Bonds (B-/NR)
3,532,360	0.000	(a)(d)	07/31/30	1,044,201
1,620,000	0.000	(d)	07/31/30	478,888
993,040	6.000	(a)(c)	07/31/30	504,663
2,460,000	6.000	(c)	07/31/30	1,250,172
7,028,455	3.500	(a)(c)	07/31/35	2,595,609
270,000	3.500	(c)	07/31/35	99,711

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value

Sovereign Debt Obligations (continued)

Ecuador (continued)
	$3,320,000	2.500	%(c)	07/31/40	$1,088,196

					7,061,440

Egypt – 2.2%
Egypt Government International Bonds (B/B3)
	750,000	5.800		09/30/27	492,338
	3,473,000	5.875		02/16/31	1,907,094
	2,740,000	7.300		09/30/33	1,520,015
	200,000	8.750		09/30/51	107,114
	1,720,000	7.500		02/16/61	863,423
Egypt Government International Bonds (B/B3u)
	280,000	7.600		03/01/29	179,519
	1,280,000	7.053		01/15/32	733,222
	2,430,000	7.625	(a)	05/29/32	1,396,254
	2,530,000	8.700		03/01/49	1,353,348
	1,850,000	8.875		05/29/50	998,722
Egypt Government International Bonds (B/Caa1u)
	1,870,000	8.875	(a)	05/29/50	1,009,519
Egypt Government International Bonds (B/NR)
EUR	139,000	6.375		04/11/31	81,654
	670,000	6.375	(a)	04/11/31	393,585
Egypt Government International Bonds (NR/B3)
	$210,000	8.500		01/31/47	111,766

					11,147,573

El Salvador – 1.4%
El Salvador Government International Bonds (CCC+/Caa3u)
	1,368,000	5.875		01/30/25	1,239,080
	580,000	6.375		01/18/27	470,885
	1,050,000	8.625		02/28/29	855,708
	710,000	8.250		04/10/32	561,205
	610,000	7.650		06/15/35	430,300
	2,420,000	7.625		02/01/41	1,649,423
	830,000	7.125	(b)	01/20/50	535,433
	1,780,000	9.500	(a)(b)	07/15/52	1,349,240

					7,091,274

Ethiopia – 0.1%
Ethiopia International Bonds (CCC/Caa3)
	940,000	6.625		12/11/24	605,670

Gabon – 0.2%
Gabon Government International Bonds (NR/Caa1)
	417,000	6.950		06/16/25	370,530
	900,000	6.625		02/06/31	666,612

					1,037,142

Ghana(e) – 1.1%
Ghana Government International Bonds (D/Ca)
	2,176,000	6.375		02/11/27	960,356
	1,230,000	7.750		04/07/29	542,012
	1,660,000	7.625		05/16/29	730,915
	560,000	8.125	(a)	03/26/32	245,151
	664,000	8.625		04/07/34	293,707
	810,000	7.875		02/11/35	359,745
	1,100,000	8.875		05/07/42	466,290

Principal Amount		Interest Rate		Maturity Date	Value

Sovereign Debt Obligations (continued)

Ghana(e) (continued)
	$304,000	8.875	%(a)	05/07/42	$128,866
	210,000	8.627	(a)	06/16/49	88,410
	379,000	8.627		06/16/49	159,559
	440,000	8.950		03/26/51	185,970
Ghana Government International Bonds (NR/Caa3)
	1,970,000	10.750		10/14/30	1,317,240

					5,478,221

Guatemala – 1.7%
Guatemala Government Bonds (BB/Ba1)
	3,710,000	4.375	(a)	06/05/27	3,414,610
	1,330,000	5.250	(a)(b)	08/10/29	1,223,680
	730,000	5.250	(b)	08/10/29	671,644
	1,270,000	4.900	(b)	06/01/30	1,151,496
	1,290,000	6.125	(a)(b)	06/01/50	1,109,735
Guatemala Government Bonds (BB/NR)
	1,200,000	4.650	(b)	10/07/41	883,236

					8,454,401

Honduras(a)(b) – 0.1%
Honduras Government International Bonds (BB-/B1)
	710,000	5.625		06/24/30	604,210

Hungary – 3.4%
Hungary Government International Bonds (BBB-/Baa2)
EUR	345,000	5.000		02/22/27	366,404
	$3,840,000	6.125	(a)	05/22/28	3,824,448
	1,700,000	6.125		05/22/28	1,693,115
	2,910,000	5.250		06/16/29	2,777,129
	1,870,000	5.250	(a)	06/16/29	1,784,616
	1,770,000	2.125		09/22/31	1,301,746
	2,580,000	6.250	(a)	09/22/32	2,514,803
	630,000	5.500	(a)	06/16/34	573,735
	2,560,000	3.125		09/21/51	1,413,709
	580,000	6.750	(a)	09/25/52	549,846
Magyar Export-Import Bank Zrt (BBB-/NR)(f)
	790,000	6.125	(a)(b)	12/04/27	776,057

					17,575,608

Indonesia – 2.5%
Indonesia Government International Bonds (BBB/Baa2)
	1,380,000	4.150	(b)	09/20/27	1,315,568
	2,380,000	3.850		10/15/30	2,130,576
	3,970,000	4.650	(b)	09/20/32	3,701,708
	1,290,000	4.850	(b)	01/11/33	1,228,287
EUR	870,000	1.100		03/12/33	660,689
	$350,000	4.625		04/15/43	300,419
	910,000	3.050		03/12/51	588,151
	420,000	5.650	(b)	01/11/53	400,268
	1,950,000	3.200	(b)	09/23/61	1,157,481
	1,490,000	3.350		03/12/71	889,783
Perusahaan Penerbit SBSN Indonesia III (BBB/Baa2)
	572,000	3.800	(a)	06/23/50	408,665

					12,781,595

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Principal Amount		Interest Rate		Maturity Date	Value

Sovereign Debt Obligations (continued)

Iraq(b) – 0.2%
Iraq International Bonds (NR/NR)
	$1,305,000	5.800%		01/15/28	$1,205,207

Ivory Coast – 0.5%
Ivory Coast Government International Bonds (BB-/Ba3)
EUR	1,050,000	5.250		03/22/30	925,878
	$2,150,000	6.125		06/15/33	1,778,416

					2,704,294

Jamaica – 0.2%
Jamaica Government International Bonds (BB-/B2)
	1,140,000	7.875		07/28/45	1,250,261

Jordan – 1.0%
Jordan Government International Bonds (B+/B1)
	1,725,000	5.750		01/31/27	1,640,820
	480,000	7.500	(a)	01/13/29	468,783
	1,370,000	5.850	(a)	07/07/30	1,212,217
	2,140,000	5.850		07/07/30	1,893,536

					5,215,356

Kenya – 0.5%
Republic of Kenya Government International Bonds (B/B3u)
	510,000	7.000	(a)	05/22/27	431,220
	240,000	7.250		02/28/28	192,646
	750,000	7.250	(a)	02/28/28	602,018
	490,000	8.000	(a)	05/22/32	379,750
	1,020,000	8.250		02/28/48	691,733

					2,297,367

Lebanon(e) – 0.3%
Lebanon Government International Bonds (D/NR)
	2,710,000	8.250		04/12/21	216,908
	2,020,000	6.650		04/22/24	161,600
	3,060,000	6.200		02/26/25	245,841
	130,000	6.600		11/27/26	10,430
	710,000	6.850		03/23/27	56,118
	750,000	6.650		11/03/28	60,353
	4,664,000	6.850		05/25/29	373,213
	654,000	6.650		02/26/30	52,575
	1,520,000	7.050		11/02/35	122,132
Lebanon Government International Bonds (D/WR)
	310,000	6.100		10/04/22	24,800
Lebanon Government International Bonds (NR/NR)
	3,663,000	6.750		11/29/27	289,963

					1,613,933

Macedonia(a) – 0.4%
North Macedonia Government International Bonds (BB-/NR)
EUR	1,850,000	2.750		01/18/25	1,872,865
	320,000	6.960	(b)	03/13/27	344,017

					2,216,882

Maldives(a) – 0.1%
Maldives Sukuk Issuance Ltd. (NR/Caa1)
	$600,000	9.875		04/08/26	492,252

Principal Amount		Interest Rate		Maturity Date	Value

Sovereign Debt Obligations (continued)

Mexico(b) – 2.6%
Mexico Government International Bonds (BBB/Baa2)
	$310,000	5.400%		02/09/28	$305,257
	3,520,000	2.659		05/24/31	2,778,653
	710,000	4.875		05/19/33	635,478
EUR	1,850,000	2.250		08/12/36	1,372,738
	$1,240,000	4.280		08/14/41	913,855
EUR	1,110,000	2.125		10/25/51	598,580
	$1,250,000	6.338		05/04/53	1,134,375
	7,899,000	3.771		05/24/61	4,616,965
	1,400,000	3.750		04/19/71	792,400

					13,148,301

Mongolia(a) – 0.3%
Mongolia Government International Bonds (B/B3u)
	280,000	5.125		04/07/26	261,520
	460,000	3.500		07/07/27	384,312
	720,000	8.650		01/19/28	714,830

					1,360,662

Morocco – 1.9%
Morocco Government International Bonds (BB+/Ba1u)
	1,160,000	2.375	(a)	12/15/27	993,691
	1,440,000	2.375		12/15/27	1,233,547
	2,370,000	5.950	(a)	03/08/28	2,331,061
	270,000	5.950		03/08/28	265,564
EUR	1,010,000	1.500	(a)	11/27/31	779,575
	$690,000	3.000	(a)	12/15/32	524,241
	1,390,000	6.500	(a)	09/08/33	1,363,562
	810,000	4.000	(a)	12/15/50	499,389
	1,230,000	4.000		12/15/50	758,332
Morocco Government International Bonds (BB+/NR)
	980,000	5.500		12/11/42	791,595

					9,540,557

Mozambique(c) – 0.2%
Mozambique International Bonds (NR/Caa2u)
	980,000	9.000		09/15/31	766,997

Nigeria – 2.5%
Nigeria Government International Bonds (B-/Caa1)
	4,505,000	6.500		11/28/27	3,751,944
	630,000	6.125	(a)	09/28/28	500,686
	2,080,000	6.125		09/28/28	1,653,059
	2,198,000	7.143		02/23/30	1,730,573
	610,000	8.747		01/21/31	512,955
	1,880,000	7.875		02/16/32	1,478,113
	2,140,000	7.696	(a)	02/23/38	1,491,901
	680,000	7.625		11/28/47	450,289
	1,445,000	8.250		09/28/51	997,773

					12,567,293

Oman – 3.1%
Oman Government International Bonds (BB+/Ba2)
	1,430,000	4.750		06/15/26	1,386,242
	1,500,000	6.500		03/08/47	1,336,575

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value

Sovereign Debt Obligations (continued)

Oman (continued)
Oman Government International Bonds (NR/Ba2)
	$1,740,000	6.750	%(a)	10/28/27	$1,767,388
	5,090,000	5.625		01/17/28	4,950,127
	3,300,000	6.000		08/01/29	3,230,931
	200,000	6.250		01/25/31	197,258
	1,390,000	7.375	(a)	10/28/32	1,467,826
	1,420,000	6.750	(a)	01/17/48	1,301,444

					15,637,791

Pakistan – 1.0%
Pakistan Government International Bonds (CCC+/Caa3)
	2,638,000	8.250		04/15/24	2,142,320
	382,000	6.875		12/05/27	192,902
	500,000	7.875		03/31/36	233,715
Pakistan Government International Bonds (NR/Caa3)
	1,630,000	7.375		04/08/31	756,940
	2,740,000	8.875		04/08/51	1,256,564
Pakistan Water & Power Development Authority (CCC+/NR)
	940,000	7.500		06/04/31	404,303

					4,986,744

Panama – 2.2%
Panama Government International Bonds (BBB/Baa2)
	740,000	3.160	(b)	01/23/30	620,224
	2,200,000	4.500	(b)	04/16/50	1,494,790
	890,000	6.853	(b)	03/28/54	826,062
	1,990,000	4.500	(b)	04/01/56	1,303,450
	4,960,000	3.870	(b)	07/23/60	2,844,560
	1,950,000	4.500	(b)	01/19/63	1,259,212
Panama Government International Bonds (NR/NR)
	470,000	6.875	(b)	01/31/36	470,635
Panama Notas del Tesoro (BBB/Baa2)
	2,560,000	3.750		04/17/26	2,411,494

					11,230,427

Papua New Guinea(a) – 0.1%
Papua New Guinea Government International Bonds (B-/B2)
	490,000	8.375		10/04/28	450,854

Paraguay – 1.2%
Paraguay Government International Bonds (BB/Ba1)
	469,000	5.000	(a)	04/15/26	455,713
	2,190,000	4.700	(a)	03/27/27	2,093,947
	340,000	4.950	(a)(b)	04/28/31	313,541
	3,869,000	2.739	(a)(b)	01/29/33	2,932,044
	670,000	5.400	(b)	03/30/50	526,888

					6,322,133

Peru(b) – 1.1%
Peru Government International Bonds (BBB/Baa1)
	360,000	2.783		01/23/31	294,152
EUR	580,000	1.250		03/11/33	445,132
	$950,000	3.000		01/15/34	729,087
	2,600,000	2.780		12/01/60	1,372,878
	900,000	3.600		01/15/72	532,854

Principal Amount		Interest Rate		Maturity Date	Value

Sovereign Debt Obligations (continued)

Peru(b) (continued)
	$4,820,000	3.230%		07/28/21(g)	$2,495,844

					5,869,947

Philippines – 0.8%
Philippines Government International Bonds (BBB+/Baa2)
	2,740,000	5.609		04/13/33	2,741,534
	1,870,000	3.200		07/06/46	1,227,318
	330,000	5.950		10/13/47	327,169

					4,296,021

Poland – 0.6%
Bank Gospodarstwa Krajowego (NR/A2)(f)
	1,820,000	5.375	(a)	05/22/33	1,710,800
Republic of Poland Government International Bonds (A-/A2)
	1,310,000	5.750	(b)	11/16/32	1,311,258

					3,022,058

Qatar – 0.5%
Qatar Government International Bonds (AA/Aa3)
	1,790,000	4.400		04/16/50	1,455,538
	1,290,000	4.400	(a)	04/16/50	1,048,964

					2,504,502

Romania – 2.8%
Romania Government International Bonds (BBB-/Baa3)
	1,520,000	3.000	(a)	02/27/27	1,380,616
EUR	880,000	2.375	(a)	04/19/27	848,321
	$900,000	5.250		11/25/27	873,954
	2,400,000	6.625	(a)	02/17/28	2,428,704
	1,460,000	6.625		02/17/28	1,477,462
EUR	600,000	2.875		05/26/28	567,166
	1,130,000	1.750	(a)	07/13/30	902,387
	$2,070,000	3.000	(a)	02/14/31	1,660,699
EUR	700,000	2.124	(a)	07/16/31	547,271
	$50,000	3.625	(a)	03/27/32	40,558
	2,520,000	3.625		03/27/32	2,044,148
	290,000	7.125	(a)	01/17/33	296,316
EUR	140,000	3.375		01/28/50	87,095
	$530,000	4.000		02/14/51	336,078
	740,000	7.625	(a)	01/17/53	753,986

					14,244,761

Russia(e) – 1.3%
Russia Foreign Bonds - Eurobond (NR/NR)
EUR	10,800,000	1.850		11/20/32	4,738,595
	$200,000	5.100		03/28/35	79,500
	2,400,000	5.100	(a)	03/28/35	954,000
	1,800,000	5.100	(a)	03/28/35	715,500

					6,487,595

Saudi Arabia – 2.1%
Saudi Government International Bonds (NR/A1)
	2,060,000	5.500	(a)	10/25/32	2,056,848
	1,380,000	5.000		04/17/49	1,150,672
	1,360,000	5.000	(a)	01/18/53	1,127,127

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Principal Amount		Interest Rate		Maturity Date	Value

Sovereign Debt Obligations (continued)

Saudi Arabia (continued)
	$400,000	3.750%		01/21/55	$264,684
	1,770,000	3.750	(a)	01/21/55	1,171,227
	5,460,000	4.500	(a)	04/22/60	4,182,087
	1,650,000	3.450		02/02/61	1,007,143

					10,959,788

Senegal – 0.2%
Senegal Government International Bonds (B+/Ba3)
EUR	1,080,000	4.750		03/13/28	972,325

Serbia – 1.4%
Serbia International Bonds (BB+/Ba2)
	$2,000,000	6.250	(a)	05/26/28	1,958,400
EUR	1,170,000	1.000	(a)	09/23/28	959,713
	$1,190,000	2.125		12/01/30	873,400
EUR	520,000	1.650		03/03/33	357,444
	$1,440,000	6.500	(a)	09/26/33	1,368,274
EUR	290,000	2.050		09/23/36	180,883
Serbia International Bonds (NR/Ba2)
	1,620,000	3.125		05/15/27	1,544,554

					7,242,668

South Africa – 2.7%
Republic of South Africa Government International Bonds (BB-/Ba2)
	$1,190,000	4.300		10/12/28	1,027,934
	3,890,000	4.850		09/30/29	3,330,579
	2,280,000	5.875		04/20/32	1,935,834
	530,000	6.250		03/08/41	405,932
	940,000	5.375		07/24/44	629,537
	430,000	5.000		10/12/46	265,211
	5,880,000	5.750		09/30/49	3,895,206
	890,000	7.300		04/20/52	703,314
Republic of South Africa Government International Bonds (NR/Ba2)
	280,000	4.850		09/27/27	258,163
	1,850,000	5.650		09/27/47	1,230,934

					13,682,644

Sri Lanka(e) – 0.9%
Sri Lanka Government International Bonds (D/Ca)
	690,000	6.125		06/03/25	332,097
	3,770,000	6.850	(a)	11/03/25	1,804,888
	1,150,000	6.200		05/11/27	528,609
	327,000	6.750		04/18/28	150,417
	470,000	6.750	(a)	04/18/28	216,195
	490,000	7.550		03/28/30	225,993
	3,010,000	7.550	(a)	03/28/30	1,388,242

					4,646,441

Trinidad and Tobago(a)(b) – 0.3%
Trinidad & Tobago Government International Bonds (BBB-/Ba2)
	1,560,000	4.500		06/26/30	1,431,581

Principal Amount		Interest Rate		Maturity Date	Value

Sovereign Debt Obligations (continued)

Tunisia – 0.4%
Tunisian Republic (NR/Caa2)
EUR	657,000	6.750%		10/31/23	$671,170
	210,000	5.625		02/17/24	195,926
	$880,000	5.750		01/30/25	600,319
EUR	790,000	6.375		07/15/26	501,604

					1,969,019

Turkey – 3.7%
Hazine Mustesarligi Varlik Kiralama AS (NR/B3)
	$2,130,000	5.125		06/22/26	1,983,498
Turkey Government International Bonds (NR/B3)
	890,000	4.875		10/09/26	815,035
	4,170,000	6.000		03/25/27	3,884,397
	1,508,000	9.875		01/15/28	1,586,718
	3,800,000	5.250		03/13/30	3,150,998
	2,200,000	5.950		01/15/31	1,867,514
	880,000	5.875		06/26/31	737,018
	2,670,000	6.500		09/20/33	2,281,915
	1,750,000	6.000		01/14/41	1,290,100
	780,000	4.875		04/16/43	493,459
	1,470,000	5.750		05/11/47	993,250

					19,083,902

Ukraine – 1.1%
Ukraine Government International Bonds (CCC/Cau)
	2,600,000	7.750		09/01/27	741,000
	970,000	7.750		09/01/28	276,450
	1,490,000	7.750		09/01/29	423,160
Ukraine Government International Bonds (CCC/NR)
	400,000	8.994		02/01/26	126,600
EUR	2,890,000	6.750		06/20/28	794,418
	$910,000	6.876		05/21/31	236,600
EUR	2,210,000	4.375	(a)	01/27/32	549,083
	970,000	4.375		01/27/32	241,000
	$3,480,000	7.375		09/25/34	910,020
	873,000	7.253	(a)	03/15/35	228,289
	3,120,000	7.253		03/15/35	815,880
	1,108,000	7.750	(b)(e)(h)	08/01/41	506,910

					5,849,410

United Arab Emirates – 0.5%
Emirate of Dubai Government International Bonds (NR/NR)
	1,380,000	3.900		09/09/50	937,751
Finance Department Government of Sharjah (BBB-/Ba1)
	770,000	3.625		03/10/33	604,327
	490,000	3.625	(a)	03/10/33	384,572
	841,000	4.000	(a)	07/28/50	486,039

					2,412,689

Uruguay – 0.9%
Uruguay Government International Bonds (BBB+/Baa2)
	569,610	4.375	(b)	01/23/31	544,707
	2,375,920	5.750	(b)	10/28/34	2,424,959
	1,850,000	4.975		04/20/55	1,599,954

					4,569,620

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Sovereign Debt Obligations (continued)

Uzbekistan – 0.7%
National Bank of Uzbekistan (BB-/NR)
$1,560,000	4.850%		10/21/25	$1,437,774
Republic of Uzbekistan International Bonds (BB-/NR)
790,000	5.375		02/20/29	706,102
270,000	5.375	(a)	02/20/29	241,326
600,000	3.700	(a)	11/25/30	468,258
670,000	3.700		11/25/30	522,888

				3,376,348

Vietnam(b)(f) – 0.0%
Viet Nam Debt & Asset Trading Corp. (NR/NR)
280,000	1.000		10/10/25	235,371

Zambia(e) – 0.2%
Zambia Government International Bonds (D/NR)
922,000	5.375		09/20/22	456,860
520,000	8.500		04/14/24	283,879
600,000	8.970		07/30/27	324,894

				1,065,633

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $446,494,497)				$358,196,964

Corporate Obligations – 19.5%

Bermuda(a)(b) – 0.2%
Tengizchevroil Finance Co. International Ltd. (BB+/Baa2)
$1,280,000	2.625%		08/15/25	$1,152,986

Brazil(b) – 0.4%
Banco do Brasil SA (CCC+/B2) (10 yr. CMT + 6.362%)
290,000	9.000	(h)	06/18/24	290,241
Banco do Brasil SA (CCC+/NR) (10 yr. CMT + 4.398%)
1,570,000	6.250	(h)	04/15/24	1,448,953
BRF SA (NR/Ba3)
420,000	4.875		01/24/30	338,625

				2,077,819

British Virgin Islands – 0.1%
Easy Tactic Ltd. (NR/NR)(i)
425,651	7.500	(b)	07/11/28	21,283
SF Holding Investment 2021 Ltd. (A-/A3)
390,000	2.375		11/17/26	352,045

				373,328

Burundi – 0.7%
Eastern & Southern African Trade & Development Bank (NR/Baa3)
3,740,000	4.875		05/23/24	3,634,420

Cayman Islands – 1.1%
Gaci First Investment Co. (NR/A1)
5,340,000	5.000	(b)	10/13/27	5,203,563
Meituan (NR/Baa3)
200,000	0.000	(d)(j)	04/27/27	177,200

				5,380,763

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations (continued)

Chile – 0.6%
Embotelladora Andina SA (BBB/NR)
$506,000	5.000	%(a)	10/01/23	$505,747
Empresa de los Ferrocarriles del Estado (A/NR)
600,000	3.068	(a)(b)	08/18/50	342,090
Empresa de Transporte de Pasajeros Metro SA (NR/A3)
830,000	3.650	(a)(b)	05/07/30	736,144
GNL Quintero SA (BBB+/Baa2)
748,360	4.634		07/31/29	712,738
Inversiones CMPC SA (BBB/Baa3)
540,000	6.125	(a)(b)	06/23/33	521,775

				2,818,494

China(b) – 0.3%
China Aoyuan Group Ltd. (NR/NR)
370,000	5.980	(e)	08/18/25	5,550
Fantasia Holdings Group Co. Ltd. (NR/NR)
340,000	10.875	(e)	03/02/24	13,600
Fantasia Holdings Group Co. Ltd. (NR/WR)
200,000	11.875	(e)	06/01/23	8,000
Meituan (BBB-/Baa3)
660,000	3.050		10/28/30	511,500
Prosus NV (BBB/Baa3)
820,000	4.193		01/19/32	652,958
Redsun Properties Group Ltd. (NR/Caa3u)
220,000	9.700	(e)	04/16/23	7,700
Shimao Group Holdings Ltd. (NR/NR)
310,000	5.600	(e)	07/15/26	12,400
1,020,000	5.200	(e)	01/16/27	40,800
550,000	4.600	(e)	07/13/30	22,000
400,000	3.450	(e)	01/11/31	16,000
Sunac China Holdings Ltd. (NR/WR)
1,410,000	6.500	(e)	07/09/23	193,875
600,000	6.650	(e)	08/03/24	82,500
Yuzhou Group Holdings Co. Ltd. (NR/Cu)
480,000	6.000	(e)	10/25/23	28,800
1,060,000	7.375	(e)	01/13/26	63,600
410,000	6.350	(e)	01/13/27	24,600
(-1x 5 yr. CMT + 8.527%)
2,020,000	5.375	(e)	03/29/24	30,300

				1,714,183

Colombia – 0.7%
Banco de Bogota SA (NR/Ba2)
350,000	6.250	(a)	05/12/26	334,425
Ecopetrol SA (BB+/Baa3)
470,000	8.625	(b)	01/19/29	470,517
250,000	6.875	(b)	04/29/30	227,250
2,570,000	4.625	(b)	11/02/31	1,962,066
680,000	8.875	(b)	01/13/33	662,473

				3,656,731

Cyprus – 0.1%
MHP SE (CC/NR)
800,000	7.750		05/10/24	660,000

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations (continued)

Dominican Republic(a)(b) – 0.4%
Aeropuertos Dominicanos Siglo XXI SA (BB/Ba3)
$1,890,000	6.750%		03/30/29	$1,829,520

Free Of Tax(a)(b) – 0.4%
African Export-Import Bank (NR/Baa1)
1,462,000	2.634		05/17/26	1,302,364
1,090,000	3.798		05/17/31	846,581

				2,148,945

Hong Kong – 0.3%
CNAC HK Finbridge Co. Ltd. (NR/Baa2)
1,553,000	3.875		06/19/29	1,384,034

India – 0.4%
Adani Electricity Mumbai Ltd. (BBB-/Baa3)
500,000	3.949		02/12/30	367,230
Adani Ports & Special Economic Zone Ltd. (BBB-/Baa3)
370,000	4.200	(b)	08/04/27	313,013
270,000	4.375		07/03/29	214,928
Reliance Industries Ltd. (BBB+/Baa2)
1,480,000	2.875	(a)	01/12/32	1,176,215

				2,071,386

Indonesia – 0.8%
Bank Negara Indonesia Persero Tbk PT (NR/Ba3) (5 yr. CMT + 3.466%)
278,000	4.300	(b)(h)	03/24/27	227,262
Indonesia Asahan Aluminium PT/Mineral Industri Indonesia Persero PT (NR/Baa2)
490,000	5.450	(b)	05/15/30	456,006
560,000	5.800	(a)(b)	05/15/50	453,085
Pertamina Geothermal Energy PT (NR/Baa3)
330,000	5.150	(a)(b)	04/27/28	321,374
Pertamina Persero PT (BBB/Baa2)
690,000	6.500		05/27/41	662,794
1,500,000	6.000		05/03/42	1,365,675
Pertamina Persero PT (NR/Baa2)
620,000	4.150	(b)	02/25/60	406,168

				3,892,364

Ivory Coast(a)(f) – 0.3%
Brazil Minas SPE via State of Minas Gerais (BB-/NR)
1,750,000	5.333		02/15/28	1,697,727

Kazakhstan – 0.9%
KazMunayGas National Co. JSC (BB+/Baa2)
3,242,000	4.750		04/19/27	3,033,929
KazMunayGas National Co. JSC (NR/Baa2)
2,040,000	3.500	(a)(b)	04/14/33	1,525,879

				4,559,808

Luxembourg(b) – 0.1%
Rede D’or Finance Sarl (BB/NR)
256,000	4.500	(a)	01/22/30	215,488
302,000	4.500		01/22/30	254,208

				469,696

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations (continued)

Malaysia(a)(b) – 0.7%
GENM Capital Labuan Ltd. (BBB-/NR)
	$940,000	3.882%		04/19/31	$737,985
Petronas Capital Ltd. (A-/A2)
	3,590,000	4.550		04/21/50	2,901,581

					3,639,566

Mauritius – 0.3%
India Airport Infra (NR/B1)
	250,000	6.250	(a)(b)	10/25/25	243,485
India Green Power Holdings (NR/Ba3)
	420,000	4.000	(a)(b)	02/22/27	367,202
MTN Mauritius Investments Ltd. (BB-/Ba2)
	727,000	4.755		11/11/24	706,673

					1,317,360

Mexico – 2.6%
Banco Mercantil del Norte SA (BB-/Ba2) (5 yr. CMT + 4.643%)
	1,210,000	5.875	(a)(b)(h)	01/24/27	1,031,525
(5 yr. CMT + 4.967%)
	719,000	6.750	(a)(b)(h)	09/27/24	694,734
BBVA Bancomer SA (BB/NR) (5 yr. CMT + 2.650%)
	550,000	5.125	(a)(b)(h)	01/18/33	471,790
Cemex SAB de CV (B+/NR) (5 yr. CMT + 4.907%)
	760,000	9.125	(a)(b)(h)	03/14/28	788,500
Mexico City Airport Trust (BBB/Baa3)
	980,000	4.250	(a)(b)	10/31/26	920,240
	1,990,000	3.875	(a)(b)	04/30/28	1,801,189
	500,000	5.500	(a)(b)	10/31/46	380,000
	722,000	5.500	(b)	10/31/46	548,720
	1,109,000	5.500	(b)	07/31/47	843,550
Petroleos Mexicanos (BBB/B1)
	604,000	6.490	(b)	01/23/27	533,030
	460,000	5.350		02/12/28	372,255
	654,000	5.950	(b)	01/28/31	465,648
	370,000	6.700	(b)	02/16/32	273,985
	290,000	5.625		01/23/46	158,006
	560,000	6.750		09/21/47	327,950
	1,600,000	6.350		02/12/48	913,424
	2,143,000	7.690	(b)	01/23/50	1,369,677
	2,363,000	6.950	(b)	01/28/60	1,392,102

					13,286,325

Morocco(b) – 0.1%
OCP SA (BB+/NR)
	540,000	5.125		06/23/51	356,200

Netherlands – 0.5%
IHS Netherlands Holdco BV (B+/B3)
	400,000	8.000	(a)(b)	09/18/27	333,436
Minejesa Capital BV (NR/Baa3)
	370,000	4.625		08/10/30	329,936
MV24 Capital BV (BB/NR)
	848,996	6.748	(a)	06/01/34	746,055
NE Property BV (BBB/NR)
EUR	670,000	3.375	(b)	07/14/27	650,917

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations (continued)

Netherlands (continued)
Prosus NV (BBB/Baa3)
	$310,000	3.257	%(a)(b)	01/19/27	$274,738
	480,000	3.680	(b)	01/21/30	386,270

					2,721,352

Panama(a) – 0.9%
Aeropuerto Internacional de Tocumen SA (BBB/Baa2)
	940,000	4.000	(b)	08/11/41	729,064
	2,570,000	5.125	(b)	08/11/61	1,873,967
Autoridad del Canal de Panama (A-/A2)
	380,000	4.950		07/29/35	349,600
Banco Latinoamericano de Comercio Exterior SA (BBB/Baa2)
	1,970,000	2.375	(b)	09/14/25	1,828,948

					4,781,579

Peru(a) – 0.1%
Atlantica Transmision Sur SA (BBB/NR)
	718,025	6.875		04/30/43	697,102

Qatar(a)(b) – 0.6%
QatarEnergy (AA/Aa3)
	4,617,000	3.300		07/12/51	2,982,720

Romania(b) – 0.1%
NE Property BV (BBB/NR)
EUR	530,000	1.875		10/09/26	496,312

South Africa – 1.4%
Eskom Holdings SOC Ltd. (BB-/Ba2)(f)
	$2,560,000	4.314		07/23/27	2,243,635
	1,640,000	6.350		08/10/28	1,491,400
Eskom Holdings SOC Ltd. (CCC+/B2)
	1,760,000	7.125		02/11/25	1,712,550
Transnet SOC Ltd. (BB-/Ba3)
	1,860,000	8.250	(a)	02/06/28	1,777,360

					7,224,945

South Korea(a) – 0.0%
SK Hynix, Inc. (BBB-/Baa2)
	230,000	6.375		01/17/28	229,526

Thailand(a)(b) – 0.1%
PTT Treasury Center Co. Ltd. (BBB+/Baa1)
	430,000	3.700		07/16/70	260,434

Turkey(b)(h) – 0.3%
Yapi ve Kredi Bankasi AS (NR/Caa3u) (5 yr. USD Swap + 11.245%)
	1,700,000	13.875		01/15/24	1,725,041

Ukraine(e)(f) – 0.0%
NPC Ukrenergo (NR/Ca)
	346,000	6.875		11/09/28	91,690

United Arab Emirates – 1.3%
Abu Dhabi Crude Oil Pipeline LLC (AA/NR)
	3,610,000	4.600	(a)	11/02/47	3,111,026
DP World Crescent Ltd. (NR/Baa2)
	880,000	3.750	(b)	01/30/30	785,558

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations (continued)

United Arab Emirates (continued)
DP World Ltd. (NR/Baa2)
$310,000	5.625%		09/25/48	$274,756
770,000	4.700	(b)	09/30/49	604,573
Galaxy Pipeline Assets Bidco Ltd. (NR/Aa2)
452,421	2.160	(a)	03/31/34	376,537
NBK Tier 1 Financing 2 Ltd. (NR/Baa3) (6 yr. CMT + 2.832%)
1,340,000	4.500	(a)(b)(h)	08/27/25	1,230,442

				6,382,892

United Kingdom – 0.2%
IHS Holding Ltd. (B+/NR)
480,000	5.625	(a)(b)	11/29/26	394,195
400,000	6.250	(a)(b)	11/29/28	302,068
Prudential Funding Asia PLC (A-/A3) (5 yr. CMT + 1.517%)
310,000	2.950	(b)(h)	11/03/33	256,246
Ukraine Railways Via Rail Capital Markets PLC (NR/NR)
410,000	8.250		07/09/26	213,200

				1,165,709

United States(b) – 0.7%
Kosmos Energy Ltd. (B/B3u)
930,000	7.750	(a)	05/01/27	855,916
Sasol Financing USA LLC (BB+/Ba2)
2,780,000	5.875		03/27/24	2,740,413

				3,596,329

Venezuela(e) – 1.8%
Petroleos de Venezuela SA (NR/NR)
132,830,000	6.000		10/28/22	5,977,350
41,280,000	6.000		05/16/24	2,249,760
77,934	6.000		11/15/26	4,403
17,520,000	5.375		04/12/27	989,880
1,650,000	5.375		04/12/27	93,225
2,180,000	5.500		04/12/37	123,170
				9,437,788

TOTAL CORPORATE OBLIGATIONS (Cost $170,686,824)				$99,915,074

Shares			Dividend Rate	Value

Investment Company(k) – 4.9%

Goldman Sachs Financial Square Government Fund — Institutional Shares
24,800,712			5.240%	$24,800,712
(Cost $ 24,800,712)

TOTAL INVESTMENTS BEFORE SHORT-
TERM INVESTMENT — 94.5%
(Cost $641,982,033)				$482,912,750

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Principal Amount	Interest Rate	Maturity Date	Value

Short-Term Investments(a)(d) – 0.5%

Commercial Paper – 0.5%
Walgreens Boots Alliance, Inc.
$2,401,000	0.000%	10/02/23	$2,399,825
TOTAL INVESTMENTS – 95.0%
(Cost $644,382,643)			$485,312,575

OTHER ASSETS IN EXCESS OF
	LIABILITIES – 5.0%		25,674,141

NET ASSETS – 100.0%			$510,986,716

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(c)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on September 30, 2023.
(d)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(e)	Security is currently in default and/or non-income producing.

(f)	Guaranteed by a foreign government until maturity. Total market value of these securities amounts to $8,246,680, which represents approximately 2of the Fund’s net assets as of September 30, 2023.

(g)	Actual maturity date is July 28, 2121.

(h)

Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on September 30, 2023.

(i)	Pay-in-kind securities.

(j)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect on September 30, 2023.

(k)	Represents an Affiliated Issuer.

Security ratings disclosed, if any, are obtained from S&P’s /Moody’s Investor Service and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2023, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

JPMorgan Securities, Inc.	AUD	1,512,751	USD	965,438	10/05/23	$7,355
	AUD	6,171,699	USD	3,946,432	10/10/23	23,086
	AUD	822,864	USD	528,203	12/20/23	2,376
	CAD	1,433,465	EUR	992,000	12/20/23	3,870
	CLP	2,059,231,496	USD	2,277,771	10/02/23	39,264
	CNH	7,549,802	USD	1,035,000	12/20/23	3,308
	CZK	23,749,280	EUR	970,156	10/25/23	1,443
	EUR	3,293,206	CHF	3,170,164	10/25/23	12,623
	EUR	965,476	CHF	920,524	12/20/23	9,758
	EUR	1,058,827	JPY	165,646,033	12/20/23	138
	EUR	1,002,590	MXN	18,750,426	12/20/23	2,968
	EUR	3,141,071	USD	3,310,444	11/02/23	14,986
	EUR	1,220,069	USD	1,286,624	12/20/23	8,361
	EUR	522,252	USD	553,301	02/23/24	2,777
	GBP	464,985	USD	564,575	10/20/23	2,824
	GBP	1,821,896	USD	2,217,990	10/30/23	5,328
	GBP	425,349	USD	518,876	10/31/23	191
	ILS	3,960,362	EUR	978,000	12/20/23	4,597
	JPY	2,647,696	USD	17,603	10/03/23	122
	JPY	158,725,115	USD	1,065,438	11/06/23	3,429
	JPY	76,117,327	USD	516,000	12/20/23	362
	MXN	9,415,502	EUR	500,891	12/20/23	1,225
	MXN	18,264,480	USD	1,036,637	10/10/23	9,640
	MXN	21,538,742	USD	1,224,094	10/24/23	6,671
	MXN	16,221,550	USD	910,811	12/08/23	9,128
	MXN	4,091,016	USD	227,122	02/07/24	2,488
	MXN	3,479,379	USD	191,923	03/08/24	2,344

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

JPMorgan Securities, Inc. (continued)	NOK	26,180,432	USD	2,419,113	10/04/23	$28,700
	NOK	4,880,172	USD	450,367	10/06/23	5,945
	NOK	5,704,002	USD	533,156	12/20/23	1,317
	NZD	7,146,972	AUD	6,609,814	10/25/23	29,807
	NZD	869,481	AUD	807,000	12/20/23	791
	NZD	7,887,914	USD	4,656,788	10/11/23	70,834
	NZD	4,682,510	USD	2,773,247	10/25/23	33,230
	NZD	2,244,001	USD	1,324,872	12/12/23	20,115
	NZD	2,041,676	USD	1,212,806	12/20/23	10,914
	SEK	62,710,017	EUR	5,346,726	10/25/23	86,881
	SEK	29,338,899	USD	2,634,848	10/10/23	51,563
	SEK	16,699,839	USD	1,495,540	10/18/23	34,097
	SGD	1,443,332	USD	1,055,890	10/25/23	1,141
	SGD	707,256	USD	518,000	12/20/23	1,312
	USD	3,004,445	AUD	4,665,029	10/10/23	3,986
	USD	1,046,000	CAD	1,406,383	12/20/23	9,184
	USD	3,160,317	CHF	2,814,400	12/20/23	57,063
	USD	1,316,368	CLP	1,113,228,272	10/02/23	63,770
	USD	550,970	COP	2,243,825,121	02/09/24	17,748
	USD	1,216,532	CZK	27,772,220	12/20/23	15,314
	USD	3,699,118	EUR	3,468,547	10/18/23	29,220
	USD	95,085,446	EUR	88,942,874	12/06/23	767,288
	USD	1,947,471	EUR	1,822,092	12/20/23	13,498
	USD	7,036,943	EUR	6,456,512	02/23/24	162,260
	USD	1,080,012	GBP	878,823	10/20/23	7,626
	USD	1,098,781	GBP	882,047	12/20/23	21,956
	USD	129,891	HKD	1,015,539	12/05/23	8
	USD	24,022	HUF	8,783,252	12/20/23	485
	USD	4,008,947	JPY	571,033,504	10/03/23	185,968
	USD	2,070,246	JPY	286,032,790	11/06/23	144,080
	USD	2,389,217	JPY	324,903,185	11/22/23	196,063
	USD	1,384,047	JPY	200,746,264	12/20/23	22,231
	USD	1,046,000	KRW	1,396,776,100	10/31/23	11,604
	USD	690,641	KRW	924,846,868	12/20/23	3,889
	USD	1,964,429	MXN	34,052,201	10/10/23	13,758
	USD	1,354,101	MXN	23,211,066	10/24/23	27,778
	USD	600,251	MXN	10,561,674	02/07/24	7,473
	USD	644,082	MXN	11,400,754	03/08/24	7,532
	USD	160,246	NOK	1,699,283	10/04/23	1,366
	USD	395,084	NOK	4,191,732	12/20/23	2,313
	USD	11,592	NZD	16,279	10/11/23	1,836
	USD	9,758,318	PLN	42,339,710	12/18/23	96,813
	USD	16,081	SEK	155,235	10/18/23	1,862
	USD	1,572,042	SGD	2,143,070	10/25/23	2,553

TOTAL						$2,453,834

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

JPMorgan Securities, Inc.	AUD	2,996,207	NZD	3,241,153	10/25/23	$(14,381)
	AUD	1,073,382	USD	691,495	10/10/23	(1,116)
	AUD	2,456,760	USD	1,590,230	12/20/23	(6,121)
	CAD	2,843,640	USD	2,116,000	12/20/23	(19,606)
	CHF	940,675	EUR	974,315	10/25/23	(708)
	CHF	3,280,435	USD	3,714,315	12/20/23	(97,195)
	CLP	504,590,708	USD	585,379	10/02/23	(17,617)
	CNH	7,695,918	USD	1,060,000	12/20/23	(1,597)
	COP	1,900,149,476	USD	453,740	02/07/24	(1,996)
	CZK	35,887,420	EUR	1,469,529	10/25/23	(1,557)
	CZK	24,064,276	USD	1,046,000	12/20/23	(5,160)
	EUR	2,321,000	CZK	56,770,407	10/25/23	(1,404)
	EUR	495,000	NZD	895,365	12/20/23	(11,261)
	EUR	2,862,921	SEK	33,796,849	10/25/23	(66,547)
	EUR	494,000	SEK	5,902,114	12/20/23	(18,165)
	EUR	3,720,467	USD	3,970,883	10/18/23	(34,442)
	EUR	1,104,510	USD	1,175,186	12/06/23	(3,924)
	EUR	60,868,175	USD	65,559,408	12/20/23	(953,754)
	EUR	11,397,707	USD	12,417,683	02/23/24	(281,777)
	GBP	2,738,572	USD	3,381,906	10/20/23	(40,155)
	ILS	1,936,069	USD	511,297	11/27/23	(2,322)
	JPY	568,339,408	USD	4,125,963	10/03/23	(321,021)
	JPY	463,817,055	USD	3,357,121	11/22/23	(226,275)
	JPY	395,214,177	USD	2,707,489	12/20/23	(26,448)
	KRW	739,418,140	USD	550,851	12/20/23	(1,790)
	MXN	30,138,822	USD	1,733,685	10/10/23	(7,190)
	MXN	34,521,842	USD	1,998,912	10/24/23	(26,268)
	MXN	5,712,121	USD	325,290	12/08/23	(1,350)
	NOK	7,149,419	USD	674,781	12/20/23	(4,870)
	PLN	42,112,783	USD	9,723,126	12/20/23	(115,026)
	SEK	4,496,975	EUR	390,400	10/25/23	(1,160)
	SGD	499,499	USD	379,446	10/16/23	(13,787)
	SGD	568,136	USD	416,667	10/25/23	(589)
	SGD	3,753,585	USD	2,762,969	12/20/23	(6,851)
	USD	1,670,337	AUD	2,602,582	10/05/23	(3,285)
	USD	1,118,249	AUD	1,741,472	10/10/23	(1,834)
	USD	528,512	AUD	822,863	12/20/23	(2,066)
	USD	1,602,053	CLP	1,450,593,932	10/02/23	(30,145)
	USD	858,633	CLP	777,320,394	12/07/23	(11,515)
	USD	188,044	CLP	168,336,890	12/20/23	(204)
	USD	1,441,515	CNH	10,557,944	12/20/23	(10,496)
	USD	162,050	COP	696,814,914	02/09/24	(3,541)
	USD	4,061,764	EUR	3,853,054	10/18/23	(14,962)
	USD	1,622,608	EUR	1,536,807	10/31/23	(4,252)
	USD	1,034,214	EUR	978,380	12/20/23	(4,241)
	USD	3,641,879	GBP	2,991,768	10/20/23	(8,834)
	USD	275,997	GBP	227,826	10/30/23	(2,027)
	USD	556,790	GBP	457,398	10/31/23	(1,387)
	USD	518,876	GBP	425,254	12/20/23	(285)
	USD	534,845	KRW	722,469,031	11/06/23	(361)
	USD	503,196	MXN	8,852,325	10/10/23	(3,907)

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

JPMorgan Securities, Inc. (continued)	USD	1,805,469	MXN	31,902,639	10/24/23	$(17,508)
	USD	1,213,966	MXN	21,674,799	12/20/23	(12,723)
	USD	2,275,543	NOK	24,481,097	10/04/23	(13,386)
	USD	450,367	NOK	4,884,225	10/06/23	(6,323)
	USD	5,256,707	NZD	8,833,446	10/11/23	(37,619)
	USD	961,263	NZD	1,613,003	10/25/23	(5,497)
	USD	4,730,975	NZD	8,021,577	12/20/23	(76,922)
	USD	2,670,970	SEK	29,793,779	10/10/23	(57,090)
	USD	498,514	SEK	5,483,650	10/18/23	(3,767)
	USD	1,378,948	SEK	15,302,780	12/20/23	(27,619)
	USD	2,128,376	SGD	2,909,873	10/25/23	(2,684)
	USD	550,851	SGD	750,909	12/20/23	(514)
	USD	3,944,947	ZAR	75,746,253	12/20/23	(26,716)
	ZAR	60,978,526	USD	3,218,904	11/08/23	(9,310)

TOTAL						$(2,734,450)

FUTURES CONTRACTS — At September 30, 2023, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
10 Year U.S. Treasury Notes	231	12/19/23	$25,350,937	$(363,352)
2 Year U.S. Treasury Notes	217	12/29/23	43,988,274	(155,566)
20 Year U.S. Treasury Bonds	122	12/19/23	13,881,312	(647,905)
5 Year U.S. Treasury Notes	181	12/29/23	19,070,047	(16,948)
Ultra Long U.S. Treasury Bonds	36	12/19/23	4,272,750	(225,066)

TOTAL FUTURES CONTRACTS				$(1,408,837)

SWAP CONTRACTS — At September 30, 2023, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)			Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

1M BID Average(a)	11.814%(a)	01/02/24	BRL	21,053		$(70,992)	$(30,936)	$(40,056)
1M BID Average(b)	12.300(b)	01/02/24		6,140		(4,746)	(22,113)	17,367
1M BID Average(b)	13.950(b)	01/02/24		42,280		63,222	(121,790)	185,012
12.795%(b)	1M BID Average(b)	01/02/24		30,650		37,957	—	37,957
1M BID Average(b)	12.060(b)	01/02/25		64,020		(47,141)	(75,499)	28,358
1M BID Average(b)	12.064(b)	01/02/25		58,420		88,211	—	88,211
10.950(b)	1M BID Average(b)	01/02/25		3,600		26,353	365	25,988
13.300(b)	1M BID Average(b)	01/02/25		27,000		(158,673)	(125)	(158,548)
12.713(b)	1M BID Average(b)	01/02/25		21,300		(59,913)	(2,039)	(57,874)
9.750(b)	Mexico Interbank TIIE 28 Days(b)	12/17/25	MXN	107,880	(c)	66,547	31,439	35,108
4M CNY(d)	2.000(d)	12/20/25	CNY	202,450	(c)	(68,105)	(62,390)	(5,715)
3M KWCDC(d)	3.750(d)	12/20/25	KRW	1,425,990	(c)	(2,345)	(2,832)	487

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

Payments Made by the Fund	Payments Received by Fund	Termination Date		Notional Amount (000s)		Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

7.750%(d)	3M JIBAR(d)	12/20/25	ZAR	278,540	(c)	$188,648	$81,757	$106,891
6M WIBOR(e)	4.500%(f)	12/20/25	PLN	28,010	(c)	32,103	40,144	(8,041)
3.500(f)	6M EURO(e)	12/20/25	EUR	4,980	(c)	18,240	13,966	4,274
1M BID Average(b)	10.850(b)	01/02/26	BRL	11,930		(4,668)	728	(5,396)
1M BID Average(b)	12.915(b)	01/02/26		9,670		67,076	49,617	17,459
1M BID Average(b)	11.230(b)	01/04/27		6,840		(9,411)	(46,013)	36,602
10.286(b)	1M BID Average(b)	01/04/27		34,400		106,089	—	106,089
1M BID Average(b)	8.495(b)	01/04/27		10,300		(293,535)	(203,062)	(90,473)
12M SOFR (f)	3.350(f)	10/06/27		$65,830	(c)	(648,274)	(148,005)	(500,269)
12M SOFR (f)	3.696(f)	09/22/28		9,820	(c)	(39,723)	(4,404)	(35,319)
4.000(f)	12M SOFR(f)	12/20/28		9,850	(c)	134,652	38,481	96,171
3M CNY(d)	2.250(d)	12/20/28	CNY	174,580	(c)	(207,041)	(70,306)	(136,735)
3M KWCDC(d)	3.500(d)	12/20/28	KRW	18,281,990	(c)	(186,148)	(102,409)	(83,739)
6M WIBOR(e)	4.250(f)	12/20/28	PLN	23,880	(c)	(44,437)	12,372	(56,809)
3.250(f)	6M EURO(e)	12/20/28	EUR	5,500	(c)	29,059	(6,686)	35,745
3.250(f)	6M EURO(e)	12/20/30		930	(c)	5,449	(4,971)	10,420
8.750(b)	Mexico Interbank TIIE 28 Days(b)	12/07/33	MXN	77,620	(c)	183,006	53,810	129,196
3.500(f)	12M SOFR(f)	12/20/33		$5,630	(c)	332,048	215,693	116,355
3M KWCDC(d)	3.500(d)	12/20/33	KRW	3,850,780	(c)	(77,014)	(32,386)	(44,628)
6M WIBOR(e)	4.750(f)	12/20/33	PLN	8,800	(c)	(32,512)	18,280	(50,792)
3.250(f)	6M EURO(e)	12/20/33	EUR	500	(c)	5,543	(3,750)	9,293
3M JIBAR(d)	9.250(d)	12/20/33	ZAR	60,040	(c)	(143,014)	(60,576)	(82,438)
3.240(f)	12M SOFR(f)	10/06/35		$15,750	(c)	998,210	(170,762)	1,168,972
3.782(f)	12M SOFR(f)	09/22/36		2,280	(c)	56,303	2,606	53,697
3.000(f)	6M EURO(e)	12/20/38	EUR	4,630	(c)	236,163	112,158	124,005

TOTAL						$ 577,187	$ (499,638)	$ 1,076,825

(a)	Payments made at maturity.

(b)	Payments made at monthly.

(c)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2023.

(d)	Payments made quarterly.

(e)	Payments made semi-annually.

(f)	Payments made annually.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at September 30, 2023(b)	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)

Protection Purchased:
People’s Republic of China, 7.5%, 10/28/2027	(1.000)%	0.821%	12/20/28	$2,420	$ (20,492)	$ (27,513)	$ 7,021
Republic of Colombia, 10.375%, 1/28/2033	(1.000)	2.364	12/20/28	7,230	435,650	412,269	23,381
Republic of South Africa, 5.875%, 9/16/2025	(1.000)	2.766	12/20/28	4,260	329,011	303,752	25,259

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (continued)

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at September 30, 2023(b)	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)

Republic of Turkey, 11.875%, 1/15/2030	(1.000)%	3.924%	12/20/28	$1,800	$ 222,795	$ 214,444	$ 8,351

Protection Sold:
Federative Republic of Brazil, 4.25%, 1/7/2025	1.000	1.863	12/20/28	7,210	(277,861)	(273,276)	(4,585)

TOTAL					$ 689,103	$ 629,676	$ 59,427

(a)	Payments made quarterly.

(b)

Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At September 30, 2023, the Fund had the following purchased and written options:

OVER-THE-COUNTER OPTIONS ON FOREIGN CURRENCY

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Purchased option contracts
Calls
Call USD/Put COP	Barclays Bank PLC	4,200.000%	02/14/2024	1,111,000	$1,111,000	$44,448	$ 54,695	$ (10,247)
Call USD/Put MXN	Barclays Bank PLC	18.090	10/05/2023	4,937,000	4,937,000	2,528	44,043	(41,515)
Call USD/Put SEK	Barclays Bank PLC	11.365	10/16/2023	4,241,000	4,241,000	3,673	23,919	(20,246)
Call USD/Put MXN	BofA Securities LLC	17.875	02/05/2024	1,108,000	1,108,000	29,689	38,270	(8,581)
Call EUR/Put PLN	Capital Securities Corp.	4.613	10/10/2023	1,994,000	1,994,000	14,375	21,848	(7,473)
Call USD/Put MXN	Citibank NA	18.550	12/06/2023	4,280,000	4,280,000	33,714	59,663	(25,949)
Call USD/Put SEK	Deutsche Bank AG (London)	11.340	10/06/2023	6,420,000	6,420,000	879	44,272	(43,393)
Call USD/Put ZAR	Deutsche Bank AG (London)	19.800	11/28/2023	8,283,000	8,283,000	84,122	105,252	(21,130)
Call USD/Put COP	MS & Co. Int. PLC	4,300.000	02/07/2024	1,101,000	1,101,000	32,304	49,380	(17,076)
Call USD/Put NOK	MS & Co. Int. PLC	10.975	10/02/2023	5,292,000	5,292,000	127	22,428	(22,301)

				38,767,000	$38,767,000	$245,859	$ 463,770	$ (217,911)

Puts
Put USD/Call COP	Barclays Bank PLC	4,200.000	02/14/2024	1,111,000	1,111,000	41,740	43,496	(1,756)
Put USD/Call JPY	BofA Securities LLC	130.700	11/01/2023	4,543,264	4,543,264	204	39,690	(39,486)
Put USD/Call MXN	BofA Securities LLC	17.875	02/05/2024	1,108,000	1,108,000	35,444	38,270	(2,826)
Put EUR/Call USD	Capital Securities Corp.	1.063	10/16/2023	9,861,000	9,861,000	87,158	59,631	27,527
Put EUR/Call USD	Citibank NA	1.048	11/01/2023	1,934,000	1,934,000	8,886	8,813	73
Put GBP/Call USD	Deutsche Bank AG (London)	1.200	10/27/2023	6,807,000	6,807,000	23,944	37,936	(13,992)

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER-THE-COUNTER OPTIONS ON FOREIGN CURRENCY (continued)

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Put USD/Call JPY	Deutsche Bank AG (London)	132.000%	11/20/2023	5,224,000	$5,224,000	$1,160	$ 108,534	$(107,374)
Put EUR/Call USD	HSBC Bank PLC	1.053	10/31/2023	9,816,000	9,816,000	58,272	84,413	(26,141)
Put NZD/Call USD	HSBC Bank PLC	0.583	10/23/2023	10,634,000	10,634,000	11,447	36,779	(25,332)
Put GBP/Call USD	JPMorgan Securities, Inc.	1.202	10/26/2023	5,125,000	5,125,000	18,722	25,495	(6,773)
Put NZD/Call USD	JPMorgan Securities, Inc.	0.575	10/09/2023	10,888,000	10,888,000	659	32,498	(31,839)
Put EUR/Call USD	MS & Co. Int. PLC	1.050	10/16/2023	7,874,000	7,874,000	22,652	43,256	(20,604)
Put EUR/Call USD	MS & Co. Int. PLC	1.082	02/21/2024	7,816,000	7,816,000	215,660	107,731	107,929
Put USD/Call COP	MS & Co. Int. PLC	4,300.000	02/07/2024	1,101,000	1,101,000	56,937	49,379	7,558

				83,842,264	$83,842,264	$582,885	$ 715,921	$(133,036)

Total purchased option contracts				122,609,264	$122,609,264	$828,744	$1,179,691	$(350,947)

Written option contracts
Calls
Call USD/Put NOK	Barclays Bank PLC	10.975	10/02/2023	(2,116,723)	(2,116,723)	(51)	(2,561)	2,510
Call EUR/Put CZK	BNP Paribas SA	24.460	10/19/2023	(1,188,000)	(1,188,000)	(4,994)	(7,312)	2,318
Call USD/Put SGD	BofA Securities LLC	1.351	10/03/2023	(1,293,000)	(1,293,000)	(14,381)	(7,136)	(7,245)
Call USD/Put SGD	BofA Securities LLC	1.365	10/26/2023	(1,250,000)	(1,250,000)	(6,007)	(6,570)	563
Call AUD/Put NZD	Capital Securities Corp.	1.087	10/03/2023	(2,003,000)	(2,003,000)	(64)	(7,905)	7,841
Call EUR/Put CHF	Capital Securities Corp.	0.956	10/03/2023	(1,189,000)	(1,189,000)	(16,368)	(7,508)	(8,860)
Call EUR/Put CZK	Capital Securities Corp.	24.400	10/31/2023	(1,174,000)	(1,174,000)	(8,149)	(6,969)	(1,180)
Call EUR/Put PLN	Capital Securities Corp.	4.708	10/10/2023	(2,990,000)	(2,990,000)	(4,116)	(13,709)	9,593
Call AUD/Put NZD	Citibank NA	1.076	10/27/2023	(1,936,000)	(1,936,000)	(5,804)	(7,076)	1,272
Call USD/Put MXN	Deutsche Bank AG (London)	18.090	10/05/2023	(4,937,000)	(4,937,000)	(2,528)	(7,080)	4,552
Call USD/Put SGD	Deutsche Bank AG (London)	1.361	10/19/2023	(1,268,000)	(1,268,000)	(7,333)	(6,473)	(860)
Call USD/Put ZAR	Deutsche Bank AG (London)	19.120	11/28/2023	(4,142,000)	(4,142,000)	(85,656)	(104,064)	18,408
Call EUR/Put CZK	HSBC Bank PLC	24.380	10/09/2023	(1,194,000)	(1,194,000)	(4,733)	(7,742)	3,009
Call EUR/Put SEK	HSBC Bank PLC	11.880	10/03/2023	(1,189,000)	(1,189,000)	(4)	(11,275)	11,271
Call EUR/Put SEK	HSBC Bank PLC	11.920	10/16/2023	(1,185,000)	(1,185,000)	(366)	(9,428)	9,062
Call EUR/Put SEK	HSBC Bank PLC	11.740	10/26/2023	(1,182,000)	(1,182,000)	(2,893)	(10,187)	7,294
Call USD/Put SEK	HSBC Bank PLC	11.340	10/06/2023	(6,420,000)	(6,420,000)	(879)	(19,121)	18,242
Call USD/Put SEK	HSBC Bank PLC	11.365	10/16/2023	(4,241,000)	(4,241,000)	(3,066)	(7,295)	4,229
Call EUR/Put SEK	JPMorgan Securities, Inc.	11.910	10/23/2023	(1,185,000)	(1,185,000)	(762)	(10,105)	9,343
Call USD/Put SGD	JPMorgan Securities, Inc.	1.359	10/06/2023	(1,286,000)	(1,286,000)	(7,905)	(6,861)	(1,044)
Call AUD/Put NZD	MS & Co. Int. PLC	1.090	10/19/2023	(1,972,000)	(1,972,000)	(894)	(6,887)	5,993
Call EUR/Put CHF	MS & Co. Int. PLC	0.954	10/16/2023	(1,185,000)	(1,185,000)	(18,581)	(7,057)	(11,524)
Call EUR/Put CHF	MS & Co. Int. PLC	0.966	10/26/2023	(1,182,000)	(1,182,000)	(7,418)	(7,260)	(158)
Call USD/Put MXN	MS & Co. Int. PLC	17.875	02/05/2024	(1,108,000)	(1,108,000)	(29,689)	(39,899)	10,210

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER-THE-COUNTER OPTIONS ON FOREIGN CURRENCY (continued)

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Call AUD/Put NZD	UBS AG (London)	1.086%	10/09/2023	(2,005,000)	$(2,005,000)	$(651)	$ (7,978)	$ 7,327
Call EUR/Put CHF	UBS AG (London)	0.962	10/23/2023	(1,185,000)	(1,185,000)	(10,054)	(7,162)	(2,892)

				(52,005,723)	$(52,005,723)	$(243,346)	$(342,620)	$ 99,274

Puts
Put EUR/Call CZK	BNP Paribas SA	24.460	10/19/2023	(1,188,000)	(1,188,000)	(6,421)	(7,313)	892
Put USD/Call SGD	BofA Securities LLC	1.351	10/03/2023	(1,293,000)	(1,293,000)	(18)	(7,137)	7,119
Put USD/Call SGD	BofA Securities LLC	1.365	10/26/2023	(1,250,000)	(1,250,000)	(6,308)	(6,571)	263
Put AUD/Call NZD	Capital Securities Corp.	1.087	10/03/2023	(2,003,000)	(2,003,000)	(16,819)	(7,905)	(8,914)
Put EUR/Call CHF	Capital Securities Corp.	0.956	10/03/2023	(1,189,000)	(1,189,000)	(35)	(7,508)	7,473
Put EUR/Call CZK	Capital Securities Corp.	24.400	10/31/2023	(1,174,000)	(1,174,000)	(5,512)	(6,969)	1,457
Put EUR/Call USD	Capital Securities Corp.	1.050	10/16/2023	(7,874,000)	(7,874,000)	(24,550)	(15,919)	(8,631)
Put AUD/Call NZD	Citibank NA	1.076	10/27/2023	(1,936,000)	(1,936,000)	(8,102)	(7,076)	(1,026)
Put GBP/Call USD	Deutsche Bank AG (London)	1.215	10/27/2023	(3,404,000)	(3,404,000)	(26,672)	(38,156)	11,484
Put USD/Call SGD	Deutsche Bank AG (London)	1.361	10/19/2023	(1,268,000)	(1,268,000)	(3,540)	(6,473)	2,933
Put EUR/Call CZK	HSBC Bank PLC	24.380	10/09/2023	(1,194,000)	(1,194,000)	(3,176)	(7,742)	4,566
Put EUR/Call SEK	HSBC Bank PLC	11.880	10/03/2023	(1,189,000)	(1,189,000)	(38,255)	(11,275)	(26,980)
Put EUR/Call SEK	HSBC Bank PLC	11.920	10/16/2023	(1,185,000)	(1,185,000)	(42,765)	(9,428)	(33,337)
Put EUR/Call SEK	HSBC Bank PLC	11.740	10/26/2023	(1,182,000)	(1,182,000)	(25,671)	(10,187)	(15,484)
Put EUR/Call USD	HSBC Bank PLC	1.039	10/31/2023	(9,816,000)	(9,816,000)	(23,444)	(38,162)	14,718
Put EUR/Call SEK	JPMorgan Securities, Inc.	11.910	10/23/2023	(1,185,000)	(1,185,000)	(42,042)	(10,106)	(31,936)
Put USD/Call SGD	JPMorgan Securities, Inc.	1.359	10/06/2023	(1,286,000)	(1,286,000)	(685)	(6,860)	6,175
Put AUD/Call NZD	MS & Co. Int. PLC	1.090	10/19/2023	(1,972,000)	(1,972,000)	(20,037)	(6,887)	(13,150)
Put EUR/Call CHF	MS & Co. Int. PLC	0.954	10/16/2023	(1,185,000)	(1,185,000)	(774)	(7,056)	6,282
Put EUR/Call CHF	MS & Co. Int. PLC	0.966	10/26/2023	(1,182,000)	(1,182,000)	(6,108)	(7,260)	1,152
Put EUR/Call USD	MS & Co. Int. PLC	1.063	10/16/2023	(9,861,000)	(9,861,000)	(86,271)	(121,256)	34,985
Put USD/Call JPY	MS & Co. Int. PLC	132.000	11/20/2023	(5,224,000)	(5,224,000)	(1,160)	(46,964)	45,804
Put USD/Call MXN	MS & Co. Int. PLC	17.875	02/05/2024	(1,108,000)	(1,108,000)	(35,444)	(39,899)	4,455
Put AUD/Call NZD	UBS AG (London)	1.086	10/09/2023	(2,005,000)	(2,005,000)	(15,888)	(7,977)	(7,911)
Put EUR/Call CHF	UBS AG (London)	0.962	10/23/2023	(1,185,000)	(1,185,000)	(3,811)	(7,162)	3,351

				(63,338,000)	$(63,338,000)	$(443,508)	$(449,248)	$ 5,740

Total written option contracts				(115,343,723)	$(115,343,723)	$(686,854)	$(791,868)	$ 105,014

TOTAL				7,265,541	$7,265,541	$141,890	$ 387,823	$(245,933)

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

Currency Abbreviations:

AUD	—Australian Dollar
BRL	—Brazil Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
CNY	—Chinese Yuan Renminbi
COP	—Colombia Peso
CZK	—Czech Republic Koruna
EUR	—Euro
GBP	—British Pound
HKD	—Hong Kong Dollar
HUF	—Hungarian Forint
ILS	—Israeli Shekel
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PLN	—Polish Zloty
SEK	—Swedish Krona
SGD	—Singapore Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
CMT	—Constant Maturity Treasury Indexes
LLC	—Limited Liability Company
MTN	—Medium Term Note
NR	—Not Rated
PLC	—Public Limited Company

WR	—Withdrawn Rating

Abbreviations:
EURO	—Euro Offered Rate
JIBAR	—Johannesburg Interbank Agreed Rate
KWCDC	—South Korean Won Certificate of Deposit
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC
SOFR	—Secured Overnight Funding Rate
TIIE	—La Tasa de Interbank Equilibrium Interest Rate
WIBOR	—Warsaw Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments September 30, 2023 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – 89.4%

Advertising(a)(b) – 0.3%
Outfront Media Capital LLC/Outfront Media Capital Corp. (B+/B2)
	$2,539,000	4.250%		01/15/29	$2,011,421
Summer BC Bidco B LLC (B-/B2)
	2,676,000	5.500		10/31/26	2,415,063

					4,426,484

Aerospace & Defense – 2.7%
Howmet Aerospace, Inc. (BB+/Ba1)
	289,000	6.875	(a)	05/01/25	289,968
	3,040,000	3.000	(a)	01/15/29	2,574,363
Moog, Inc. (BB/Ba3)
	4,712,000	4.250	(a)(b)	12/15/27	4,254,135
Rolls-Royce PLC (BB/Ba2)
GBP	2,415,000	3.375		06/18/26	2,689,868
Spirit AeroSystems, Inc. (B-/B3)
	$5,164,000	7.500	(a)(b)	04/15/25	5,072,236
TransDigm, Inc. (B-/B3)
	1,200,000	7.500	(a)	03/15/27	1,201,980
	5,323,000	5.500	(a)	11/15/27	4,995,742
	3,570,000	4.625	(a)	01/15/29	3,113,611
	8,868,000	4.875	(a)	05/01/29	7,790,006
TransDigm, Inc. (B+/Ba3)
	2,584,000	6.750	(a)(b)	08/15/28	2,546,713
	5,250,000	6.875	(a)(b)	12/15/30	5,144,580
Triumph Group, Inc. (CCC-/Caa2)
	2,332,000	7.750	(a)(c)	08/15/25	2,215,563
Triumph Group, Inc. (CCC+/B2)
	4,407,000	9.000	(a)(b)	03/15/28	4,356,893

					46,245,658

Airlines – 1.3%
American Airlines, Inc. (BB/Ba2)
	2,846,000	11.750	(b)	07/15/25	3,059,450
American Airlines, Inc. (BB-/Ba2)
	7,750,000	7.250	(a)(b)	02/15/28	7,410,007
American Airlines, Inc./AAdvantage Loyalty IP Ltd. (NR/Ba1)
	2,172,500	5.500	(b)	04/20/26	2,124,423
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd. (NR/Ba3)
	7,091,852	5.750	(a)(b)	01/20/26	6,382,738
United Airlines Holdings, Inc. (BB-/Ba3)
	2,875,000	5.000		02/01/24	2,850,620

					21,827,238

Auto Parts & Equipment(a)(b) – 0.3%
Clarios Global LP/Clarios U.S. Finance Co. (B+/B1)
	5,010,000	6.750		05/15/28	4,889,610

Automotive – 4.3%
American Axle & Manufacturing, Inc. (B+/B2)
	101,000	6.250	(a)	03/15/26	97,901
	3,110,000	5.000	(a)	10/01/29	2,517,421
Clarios Global LP/Clarios U.S. Finance Co. (B-/Caa1)
	2,952,000	8.500	(a)(b)	05/15/27	2,939,247

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Automotive – (continued)
Dana Financing Luxembourg Sarl (BB-/B1)
EUR	1,175,000	3.000	%(a)(b)	07/15/29	$969,218
Dana, Inc. (BB-/B1)
	$4,853,000	5.375	(a)	11/15/27	4,505,622
	1,205,000	4.250	(a)	09/01/30	966,687
Dealer Tire LLC/DT Issuer LLC (CCC/Caa1)
	5,849,000	8.000	(a)(b)	02/01/28	5,484,081
Dornoch Debt Merger Sub, Inc. (CCC/Caa2)
	5,333,000	6.625	(a)(b)	10/15/29	4,408,791
Ford Motor Co. (BB+/Ba1)
	2,567,000	3.250	(a)	02/12/32	1,974,228
	7,341,000	4.750		01/15/43	5,355,994
Ford Motor Credit Co. LLC (BB+/Ba1)
	1,350,000	4.687	(a)	06/09/25	1,295,285
	3,020,000	3.375	(a)	11/13/25	2,801,261
	1,560,000	6.950	(a)	03/06/26	1,556,116
	5,425,000	4.950	(a)	05/28/27	5,092,339
	2,803,000	3.815	(a)	11/02/27	2,496,800
	2,315,000	2.900	(a)	02/16/28	1,967,495
	2,380,000	4.000	(a)	11/13/30	1,983,778
	4,307,000	3.625	(a)	06/17/31	3,455,980
General Motors Financial Co., Inc. (BBB/Baa2)
	1,915,000	2.350	(a)	01/08/31	1,444,810
Goodyear Tire & Rubber Co. (BB-/B2)
	4,080,000	9.500	(a)	05/31/25	4,153,358
IHO Verwaltungs GmbH (BB-/Ba2)
EUR	970,000	8.750	(a)(b)	05/15/28	1,058,555
$(d)	900,000	6.000	(a)(b)	05/15/27	843,363
(d)	2,985,000	6.375	(a)(b)	05/15/29	2,709,097
(PIK 5.500%, Cash 4.750%)(d)
	3,960,000	4.750	(a)(b)	09/15/26	3,656,426
Nissan Motor Acceptance Co. LLC (BB+/Baa3)
	2,669,000	2.000	(a)(b)	03/09/26	2,385,446
Nissan Motor Co. Ltd. (BB+/Baa3)
	4,225,000	3.522	(a)(b)	09/17/25	3,993,174
ZF North America Capital, Inc. (BB+/Ba1)
	2,085,000	6.875	(a)(b)	04/14/28	2,041,319

					72,153,792

Banks – 2.0%
Bank of America Corp. (BBB+/A3) (5 yr. CMT + 1.200%)
	5,198,000	2.482	(a)(e)	09/21/36	3,799,426
Bank of New York Mellon Corp. (BBB/Baa1) (5 yr. CMT + 4.358%)
	1,550,000	4.700	(a)(e)	09/20/25	1,497,207
Barclays PLC (BB-/Ba1) (5 yr. CMT + 5.672%)
	2,472,000	8.000	(a)(e)	06/15/24	2,428,493
Citigroup, Inc. (BB+/Ba1) (3 mo. USD Term SOFR + 3.685%)
	2,430,000	6.300	(a)(e)	05/15/24	2,360,089
Comerica, Inc. (BB/Baa3) (5 yr. CMT + 5.291%)
	1,550,000	5.625	(a)(e)	07/01/25	1,420,978
Credit Suisse AG (A+/A3)
	2,135,000	7.950		01/09/25	2,171,765
Danske Bank AS (BBB+/Baa2) (1 yr. CMT + 2.100%)
	2,135,000	6.466	(a)(b)(e)	01/09/26	2,130,986

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
Deutsche Bank AG (BB+/Baa3) (Secured Overnight Financing Rate + 2.757%)
	$2,225,000	3.729	%(a)(e)	01/14/32	$1,657,047
Intesa Sanpaolo SpA (BB+/Ba1)
	2,350,000	5.017	(b)	06/26/24	2,292,730
Morgan Stanley (BBB+/Baa1) (Secured Overnight Financing Rate + 1.360%)
	3,575,000	2.484	(a)(e)	09/16/36	2,612,467
PNC Financial Services Group, Inc. (BBB-/Baa2) (5 yr. CMT + 3.238%)
	4,462,000	6.200	(a)(c)(e)	09/15/27	4,120,434
Toronto-Dominion Bank (BBB/Baa1) (5 yr. CMT + 4.075%)
	1,475,000	8.125	(a)(e)	10/31/82	1,471,814
UniCredit SpA (BB+/Baa3) (5 yr. CMT + 4.750%)
	3,415,000	5.459	(a)(b)(e)	06/30/35	2,861,872
Wells Fargo & Co. (BB+/Baa2)
	1,550,000	5.875	(a)(e)	06/15/25	1,520,643
(5 yr. CMT + 3.606%)
	2,040,000	7.625	(a)(e)	09/15/28	2,065,072

					34,411,023

Beverages(a)(b) – 0.2%
Primo Water Holdings, Inc. (B+/B1)
	3,300,000	4.375		04/30/29	2,820,708

Building Materials(a) – 2.0%
Builders FirstSource, Inc. (BB-/Ba2)
	5,180,000	5.000	(b)	03/01/30	4,614,189
Carrier Global Corp. (BBB/Baa3)
	1,910,000	3.377		04/05/40	1,365,345
CP Atlas Buyer, Inc. (CCC/Caa2)
	7,292,000	7.000	(b)	12/01/28	5,752,148
Emerald Debt Merger Sub LLC (BB-/Ba3)
	4,030,000	6.625	(b)	12/15/30	3,889,514
James Hardie International Finance DAC (BB+/Ba1)
	5,125,000	5.000	(b)	01/15/28	4,777,781
Masonite International Corp. (BB+/Ba2)
	4,209,000	5.375	(b)	02/01/28	3,916,138
	1,241,000	3.500	(b)	02/15/30	1,007,630
Smyrna Ready Mix Concrete LLC (BB-/Ba3)
	6,780,000	6.000	(b)	11/01/28	6,257,872
Standard Industries, Inc. (BB/B1)
	1,880,000	5.000	(b)	02/15/27	1,745,975
	1,230,000	4.750	(b)	01/15/28	1,109,423

					34,436,015

Capital Goods(a)(b) – 0.1%
Cirsa Finance International Sarl (B/B2)
EUR	2,040,000	10.375		11/30/27	2,322,475

Chemicals(a)(b) – 3.8%
Ashland, Inc. (BB+/Ba1)
	$2,340,000	3.375		09/01/31	1,820,684
Avient Corp. (BB-/Ba3)
	2,660,000	7.125		08/01/30	2,612,998

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Chemicals(a)(b) – (continued)
Axalta Coating Systems LLC (BB-/B1)
	$2,760,000	3.375%		02/15/29	$2,293,643
Axalta Coating Systems LLC/Axalta Coating Systems Dutch Holding B BV (BB-/B1)
	3,205,000	4.750	(c)	06/15/27	2,978,374
Chemours Co. (BB/B1)
	4,586,000	5.750		11/15/28	3,979,043
	4,022,000	4.625		11/15/29	3,237,710
Herens Holdco Sarl (B-/B2)
	6,437,000	4.750		05/15/28	4,995,369
Ingevity Corp. (NR/Ba3)
	2,946,000	3.875		11/01/28	2,428,388
Minerals Technologies, Inc. (BB-/Ba3)
	3,421,000	5.000		07/01/28	3,132,097
Olympus Water U.S. Holding Corp. (B-/B3)
EUR	750,000	3.875		10/01/28	662,864
	$6,830,000	4.250		10/01/28	5,564,606
	4,045,000	9.750		11/15/28	4,039,418
Olympus Water U.S. Holding Corp. (CCC+/Caa2)
	658,000	6.250	(c)	10/01/29	517,879
Polar U.S. Borrower LLC/Schenectady International Group, Inc. (CCC-/Caa2)
	2,544,000	6.750		05/15/26	1,284,338
SCIL IV LLC/SCIL USA Holdings LLC (BB-/B1)
	2,834,000	5.375		11/01/26	2,588,887
SNF Group SACA (BB+/Ba1)
	2,760,000	3.125		03/15/27	2,434,210
	3,870,000	3.375		03/15/30	3,124,561
Tronox, Inc. (BB-/B1)
	5,297,000	4.625		03/15/29	4,269,965
Valvoline, Inc. (B+/Ba3)
	2,095,000	4.250		02/15/30	2,060,118
	1,946,000	3.625		06/15/31	1,510,349
Vibrantz Technologies, Inc. (CCC+/Caa2)
	2,910,000	9.000		02/15/30	2,317,757
WR Grace Holdings LLC (B-/B1)
	2,893,000	4.875		06/15/27	2,650,306
	2,610,000	7.375		03/01/31	2,520,581
WR Grace Holdings LLC (CCC/B3)
	1,914,000	5.625		08/15/29	1,543,794

					64,567,939

Commercial Services – 4.5%
ADT Security Corp. (BB/Ba3)
	4,551,000	4.125	(a)(b)	08/01/29	3,853,969
Allied Universal Holdco LLC/Allied Universal Finance Corp. (CCC+/Caa2)
	4,498,000	9.750	(a)(b)	07/15/27	4,020,987
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl (B/B3)
	4,100,000	4.625	%(a)(b)	06/01/28	3,406,898
APi Group DE, Inc. (B/B1)
	6,373,000	4.125	(a)(b)	07/15/29	5,405,005
	2,159,000	4.750	(a)(b)	10/15/29	1,895,904

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Commercial Services – (continued)
APX Group, Inc. (B/Ba3)
	$10,145,000	5.750	%(a)(b)	07/15/29	$8,559,235
APX Group, Inc. (BB/Ba2)
	1,525,000	6.750	(a)(b)	02/15/27	1,468,834
Autostrade per l’Italia SpA (BBB-/Baa3)
EUR	2,690,000	2.000	(a)	12/04/28	2,492,683
BCP V Modular Services Finance II PLC (B/B2)
	1,780,000	4.750	(a)(b)	11/30/28	1,573,781
Brink’s Co. (BB-/Ba3)
	$4,033,000	4.625	(a)(b)	10/15/27	3,680,919
Garda World Security Corp. (B/B2)
	2,397,000	7.750	(a)(b)	02/15/28	2,352,967
Gartner, Inc. (BBB-/Ba1)
	2,202,000	3.625	(a)(b)	06/15/29	1,886,828
Herc Holdings, Inc. (B+/Ba3)
	3,019,000	5.500	(a)(b)	07/15/27	2,854,072
MPH Acquisition Holdings LLC (CCC+/Caa1)
	9,127,000	5.750	(a)(b)(c)	11/01/28	6,838,496
NESCO Holdings II, Inc. (B/B3)
	1,618,000	5.500	(a)(b)	04/15/29	1,425,701
Paysafe Finance PLC/Paysafe Holdings U.S. Corp. (B/B2)
	3,400,000	4.000	(a)(b)(c)	06/15/29	2,803,810
Prime Security Services Borrower LLC/Prime Finance, Inc. (B/B3)
	2,953,000	6.250	(a)(b)	01/15/28	2,734,508
Prime Security Services Borrower LLC/Prime Finance, Inc. (BB/Ba3)
	1,739,000	5.250	(b)	04/15/24	1,729,157
	4,553,000	3.375	(a)(b)	08/31/27	3,985,969
PROG Holdings, Inc. (BB-/B1)
	5,520,000	6.000	(a)(b)	11/15/29	4,818,684
Q-Park Holding I BV (BB-/B1)
EUR	769,000	1.500	(a)	03/01/25	787,090
Shift4 Payments LLC/Shift4 Payments Finance Sub, Inc. (NR/Ba3)
	$2,701,000	4.625	(a)(b)	11/01/26	2,546,476
TriNet Group, Inc. (BB/Ba2)
	3,191,000	3.500	(a)(b)	03/01/29	2,687,396
	1,225,000	7.125	(a)(b)	08/15/31	1,212,836
Verisure Holding AB (B+/B1)
EUR	650,000	3.250	(a)(b)	02/15/27	617,591
Verisure Midholding AB (B-/B3)
	725,000	5.250	(a)(b)	02/15/29	672,609

					76,312,405

Computers(a) – 1.1%
Ahead DB Holdings LLC (CCC+/Caa1)
	$2,695,000	6.625	(b)	05/01/28	2,286,007
Crowdstrike Holdings, Inc. (BB/Ba2)
	6,771,000	3.000		02/15/29	5,698,000
KBR, Inc. (BB-/Ba3)
	2,613,000	4.750	(b)	09/30/28	2,326,328
Science Applications International Corp. (BB-/B1)
	2,354,000	4.875	(b)	04/01/28	2,137,526

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Computers(a) – (continued)
Seagate HDD Cayman (BB/Ba3)
$1,270,000	8.250	%(b)	12/15/29	$1,302,512
2,561,220	9.625	(b)	12/01/32	2,759,202
Virtusa Corp. (CCC+/Caa1)
2,960,000	7.125	(b)(c)	12/15/28	2,390,703

				18,900,278

Cosmetics & Personal Care(a)(b) – 0.1%
Coty, Inc./HFC Prestige Products, Inc./HFC Prestige International U.S. LLC (BB+/Ba2)
1,845,000	6.625		07/15/30	1,802,491

Distribution & Wholesale(a)(b) – 1.3%
American Builders & Contractors Supply Co., Inc. (B+/B1)
10,439,000	3.875		11/15/29	8,678,463
BCPE Empire Holdings, Inc. (CCC/Caa2)
8,782,000	7.625	(c)	05/01/27	8,335,347
H&E Equipment Services, Inc. (BB-/B1)
6,180,000	3.875		12/15/28	5,282,108

				22,295,918

Diversified Financial Services – 4.7%
AerCap Holdings NV (BB+/Ba1) (5 yr. CMT + 4.535%)
3,115,000	5.875	(a)(e)	10/10/79	3,025,070
Ally Financial, Inc. (BB-/Ba2) (5 yr. CMT + 3.868%)
6,075,000	4.700	(a)(e)	05/15/26	4,166,174
Ally Financial, Inc. (BB+/Baa3)
2,606,000	5.750	(a)	11/20/25	2,535,768
American Express Co. (BB+/Baa2) (5 yr. CMT + 2.854%)
525,000	3.550	(a)(e)	09/15/26	416,887
Capital One Financial Corp. (BB/Baa3) (5 yr. CMT + 3.157%)
2,085,000	3.950	(a)(e)	09/01/26	1,567,795
Castlelake Aviation Finance DAC (B+/B2)
7,400,000	5.000	(a)(b)(c)	04/15/27	6,753,092
Charles Schwab Corp. (BBB-/Baa2) (3 mo. USD LIBOR + 2.575%)
3,305,000	5.000	(a)(e)	12/01/27	2,528,457
Global Aircraft Leasing Co. Ltd. (NR/B2) (PIK 7.250%, Cash 6.500%)
7,924,559	6.500	(a)(b)	09/15/24	7,548,539
Icahn Enterprises LP/Icahn Enterprises Finance Corp. (BB/Ba3)
2,555,000	4.750	(a)	09/15/24	2,460,848
Jane Street Group/JSG Finance, Inc. (BB/Ba2)
2,731,000	4.500	(a)(b)	11/15/29	2,342,625
Jefferies Finance LLC/JFIN Co.-Issuer Corp. (BB-/B1)
3,928,000	5.000	(a)(b)	08/15/28	3,306,512
Macquarie Airfinance Holdings Ltd. (BB+/NR)
1,700,000	8.375	(a)(b)	05/01/28	1,722,865
Navient Corp. (B+/Ba3)
2,880,000	6.750		06/15/26	2,784,125
5,413,000	5.000	(a)	03/15/27	4,865,637
4,060,000	5.500	(a)	03/15/29	3,410,725
NFP Corp. (CCC+/Caa2)
4,924,000	6.875	(a)(b)	08/15/28	4,220,114

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Diversified Financial Services – (continued)
OneMain Finance Corp. (BB/Ba2)
	$5,646,000	6.875%		03/15/25	$5,597,783
	2,793,000	7.125		03/15/26	2,731,107
	1,458,000	3.500	(a)	01/15/27	1,248,515
	690,000	9.000	(a)	01/15/29	687,254
	2,254,000	4.000	(a)	09/15/30	1,693,002
United Wholesale Mortgage LLC (NR/Ba3)
	3,641,000	5.500	(a)(b)	04/15/29	3,076,499
VistaJet Malta Finance PLC/Vista Management Holding, Inc. (B-/B3)
	7,319,000	7.875	(a)(b)(c)	05/01/27	6,302,976
	1,585,000	9.500	(a)(b)	06/01/28	1,396,147
	3,035,000	6.375	(a)(b)	02/01/30	2,344,750

					78,733,266

Electrical – 0.5%
Duke Energy Corp. (BBB/Baa2)
	2,045,000	4.125	(b)	04/15/26	1,984,673
Edison International (BB+/Ba1) (5 yr. CMT + 4.698%)
	4,285,000	5.375	(a)(e)	03/15/26	3,792,953
Pike Corp. (CCC+/B3)
	2,442,000	5.500	(a)(b)	09/01/28	2,141,756

					7,919,382

Electronics(b) – 1.1%
Atkore, Inc. (BB/Ba2)
	2,593,000	4.250	(a)	06/01/31	2,179,754
Coherent Corp. (B+/B2)
	2,689,000	5.000	(a)	12/15/29	2,333,299
Imola Merger Corp. (BB-/B1)
	4,151,000	4.750	(a)	05/15/29	3,633,412
Sensata Technologies BV (BB+/Ba2)
	2,469,000	5.000		10/01/25	2,393,375
	1,135,000	4.000	(a)	04/15/29	979,119
	3,139,000	5.875	(a)	09/01/30	2,925,485
Sensata Technologies, Inc. (BB+/Ba2)
	3,389,000	4.375	(a)	02/15/30	2,925,588
	1,519,000	3.750	(a)	02/15/31	1,227,549

					18,597,581

Engineering & Construction(a)(b) – 0.8%
Dycom Industries, Inc. (BB/Ba3)
	4,674,000	4.500		04/15/29	4,053,340
Global Infrastructure Solutions, Inc. (BB-/B1)
	8,148,000	5.625		06/01/29	6,718,189
	2,915,000	7.500		04/15/32	2,490,867

					13,262,396

Entertainment(a) – 3.5%
Allen Media LLC/Allen Media Co.-Issuer, Inc. (CCC/Caa1)
	9,832,000	10.500	(b)	02/15/28	5,623,412
Banijay Entertainment SASU (B+/B1)
	2,610,000	8.125	(b)	05/01/29	2,591,495
Banijay Group SAS (B-/Caa1)
EUR	1,275,000	6.500	(b)	03/01/26	1,332,829

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Entertainment(a) – (continued)
Boyne USA, Inc. (B/B1)
	$3,443,000	4.750	%(b)	05/15/29	$3,007,357
Caesars Entertainment, Inc. (B/B3)
	2,588,000	8.125	(b)	07/01/27	2,600,397
Caesars Entertainment, Inc. (B+/Ba3)
	2,050,000	7.000	(b)	02/15/30	1,993,687
Cinemark USA, Inc. (B+/B3)
	1,925,000	5.250	(b)	07/15/28	1,709,131
Everi Holdings, Inc. (B+/B3)
	3,190,000	5.000	(b)	07/15/29	2,745,824
International Game Technology PLC (BB+/Ba1)
EUR	2,364,000	2.375		04/15/28	2,211,915
	$2,511,000	4.125	(b)	04/15/26	2,359,311
	3,131,000	5.250	(b)	01/15/29	2,886,625
Light & Wonder International, Inc. (B+/B3)
	1,500,000	7.500	(b)	09/01/31	1,482,930
Motion Bondco DAC (CCC+/Caa2)
	2,235,000	6.625	(b)(c)	11/15/27	2,063,240
Penn Entertainment, Inc. (B/B3)
	2,900,000	5.625	(b)	01/15/27	2,727,276
	1,580,000	4.125	(b)	07/01/29	1,282,676
Pinewood Finance Co. Ltd. (BB/NR)
GBP	4,390,000	3.250	%(b)	09/30/25	5,017,617
Premier Entertainment Sub LLC/Premier Entertainment Finance
Corp. (CCC+/B3)
	$4,764,000	5.625	(b)(c)	09/01/29	3,663,183
Resorts World Las Vegas LLC/RWLV Capital, Inc. (BB+/NR)
	4,400,000	8.450	%(b)	07/27/30	4,246,965
SeaWorld Parks & Entertainment, Inc. (B/B2)
	5,450,000	5.250	(b)	08/15/29	4,785,100
WMG Acquisition Corp. (BB+/Ba2)
	1,655,000	3.750	(b)	12/01/29	1,390,200
	1,200,000	3.875	(b)	07/15/30	1,003,908
	2,922,000	3.000	(b)	02/15/31	2,293,536

					59,018,614

Environmental(a)(b) – 0.5%
GFL Environmental, Inc. (B-/B3)
	2,216,000	4.000		08/01/28	1,936,274
	3,235,000	4.375		08/15/29	2,804,875
GFL Environmental, Inc. (BB-/Ba3)
	3,460,000	3.500		09/01/28	2,976,569

					7,717,718

Food & Drug Retailing – 1.8%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC (BB+/Ba3)
	272,000	4.625	(a)(b)	01/15/27	256,972
	3,744,000	3.500	(a)(b)	03/15/29	3,189,925
Chobani LLC/Chobani Finance Corp., Inc. (CCC/Caa2)
	2,363,000	7.500	(a)(b)	04/15/25	2,342,347
Iceland Bondco PLC (B/B3)
GBP	1,105,000	10.875	(a)(b)	12/15/27	1,377,804
New Albertsons LP (BB+/WR)
	$3,100,000	7.450		08/01/29	3,130,907

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Food & Drug Retailing – (continued)
Performance Food Group, Inc. (BB/B2)
	$6,255,000	4.250	%(a)(b)	08/01/29	$5,402,256
Post Holdings, Inc. (B+/B2)
	2,456,000	5.750	(a)(b)	03/01/27	2,358,055
	268,000	5.625	(a)(b)	01/15/28	253,710
	4,673,000	5.500	(a)(b)	12/15/29	4,234,860
	3,980,000	4.625	(a)(b)	04/15/30	3,408,989
Sigma Holdco BV (CCC+/Caa1)
	4,900,000	7.875	(a)(b)(c)	05/15/26	4,101,006

					30,056,831

Forest Products & Paper(a) – 0.1%
Mercer International, Inc. (B/B2)
	2,248,000	5.500		01/15/26	2,114,626

Gaming(a) – 1.1%
Las Vegas Sands Corp. (BB+/Baa3)
	6,859,000	3.200		08/08/24	6,635,877
Melco Resorts Finance Ltd. (BB-/Ba3)
	2,395,000	4.875	(b)	06/06/25	2,261,718
MGM Resorts International (BB-/B1)
	5,355,000	5.500		04/15/27	4,994,555
Sands China Ltd. (BBB-/Baa2)
	2,315,000	5.375		08/08/25	2,239,461
Wynn Macau Ltd. (B+/B2)
	2,072,000	4.875	(b)(c)	10/01/24	2,010,876

					18,142,487

Gas(a) – 0.4%
AmeriGas Partners LP/AmeriGas Finance Corp. (NR/B1)
	6,438,000	5.750		05/20/27	6,034,724

Hand/Machine Tools(b) – 0.1%
Regal Rexnord Corp. (BB+/Baa3)
	2,165,000	6.050		02/15/26	2,137,245

Healthcare Providers & Services(a) – 2.8%
Catalent Pharma Solutions, Inc. (B/B3)
	5,539,000	3.500	(b)(c)	04/01/30	4,561,588
Centene Corp. (BBB-/Ba1)
	12,000	4.625		12/15/29	10,825
	2,570,000	3.375		02/15/30	2,144,459
	4,574,000	2.500		03/01/31	3,517,269
	911,000	2.625		08/01/31	697,516
CHS/Community Health Systems, Inc. (B-/B3)
	2,003,000	8.000	(b)(c)	03/15/26	1,909,420
	4,019,000	5.625	(b)	03/15/27	3,442,675
	1,325,000	5.250	(b)	05/15/30	1,009,531
Laboratoire Eimer Selas (CCC+/Caa1)
EUR	600,000	5.000	(b)	02/01/29	494,793
LifePoint Health, Inc. (B/B2)
	$1,940,000	11.000	(b)	10/15/30	1,940,000
Medline Borrower LP (B-/Caa1)
	3,648,000	5.250	(b)	10/01/29	3,153,623
Medline Borrower LP (B+/B1)
	5,341,000	3.875	(b)	04/01/29	4,512,825

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Healthcare Providers & Services(a) – (continued)
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc. (CCC+/Caa2)
	$8,661,000	9.750	%(b)	12/01/26	$8,402,902
Tenet Healthcare Corp. (B-/B1)
	850,000	6.250		02/01/27	822,171
Tenet Healthcare Corp. (BB-/B1)
	4,097,000	4.625		06/15/28	3,691,233
	3,270,000	4.250		06/01/29	2,816,320
	1,592,000	6.125		06/15/30	1,495,477
	2,465,000	6.750	(b)	05/15/31	2,379,021

					47,001,648

Holding Companies-Diversified(a)(b) – 0.1%
Benteler International AG (BB-/Ba3)
EUR	1,745,000	9.375		05/15/28	1,870,269

Home Builders(a)(b) – 0.5%
Brookfield Residential Properties, Inc./Brookfield Residential U.S. LLC (B+/B1)
	$1,645,000	5.000		06/15/29	1,355,924
	1,031,000	4.875		02/15/30	838,832
LGI Homes, Inc. (BB-/Ba2)
	2,141,000	4.000		07/15/29	1,707,212
Thor Industries, Inc. (BB/B1)
	5,925,000	4.000		10/15/29	4,882,556

					8,784,524

Household Products(a) – 0.2%
Central Garden & Pet Co. (BB/B1)
	2,307,000	4.125		10/15/30	1,924,384
	1,000,000	4.125	(b)	04/30/31	820,000

					2,744,384

Housewares(a) – 0.2%
Newell Brands, Inc. (BB/Ba2)
	1,282,000	4.875		06/01/25	1,229,720
	1,745,000	6.500		04/01/46	1,291,195

					2,520,915

Insurance(a) – 0.9%
Acrisure LLC/Acrisure Finance, Inc. (B/B2)
	7,413,000	4.250	(b)	02/15/29	6,212,539
Acrisure LLC/Acrisure Finance, Inc. (CCC+/Caa2)
	1,140,000	6.000	(b)	08/01/29	959,093
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer (B/B2)
	2,355,000	6.750	(b)	04/15/28	2,271,562
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer (CCC+/Caa2)
	2,884,000	6.750	(b)	10/15/27	2,687,859
Voya Financial, Inc. (BBB-/Ba2) (5 yr. CMT + 3.358%)
	2,597,000	7.748	(e)	09/15/28	2,615,673

					14,746,726

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal Amount		Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Internet(a)(b) – 1.6%
ANGI Group LLC (B/B2)
	$3,624,000	3.875%	08/15/28	$2,836,287
Cars.com, Inc. (BB-/B3)
	3,260,000	6.375	11/01/28	2,964,155
Gen Digital, Inc. (BB-/B1)
	3,730,000	6.750	09/30/27	3,654,542
ION Trading Technologies Sarl (B-/B3)
	2,087,000	5.750	05/15/28	1,816,024
Match Group Holdings II LLC (BB/Ba3)
	2,033,000	4.625	06/01/28	1,823,682
	2,459,000	5.625	02/15/29	2,268,428
	2,269,000	3.625 (c)	10/01/31	1,788,993
Uber Technologies, Inc. (B+/B1)
	2,335,000	7.500	05/15/25	2,349,360
	474,000	8.000	11/01/26	479,897
	712,000	6.250	01/15/28	696,443
	2,990,000	4.500	08/15/29	2,677,246
Ziff Davis, Inc. (BB/Ba3)
	4,653,000	4.625	10/15/30	3,964,821

				27,319,878

Iron/Steel(a)(b) – 0.1%
Cleveland-Cliffs, Inc. (BB-/Ba3)
	2,425,000	6.750	04/15/30	2,267,423

Leisure Time(a)(b) – 2.6%
Acushnet Co. (BB/Ba3)
	325,000	7.375	10/15/28	327,607
Carnival Corp. (B/B3)
	1,034,000	7.625	03/01/26	1,005,658
	6,593,000	5.750	03/01/27	5,963,632
Carnival Corp. (BB-/Ba2)
	1,940,000	4.000	08/01/28	1,679,167
	2,571,000	7.000	08/15/29	2,536,780
Carnival Corp. (BB-/Ba3)
	1,327,000	9.875	08/01/27	1,384,698
MajorDrive Holdings IV LLC (CCC+/Caa2)
	7,388,000	6.375	06/01/29	6,110,024
NCL Corp. Ltd. (B-/Caa1)
	2,269,000	3.625	12/15/24	2,171,478
	5,222,000	5.875	03/15/26	4,833,222
	310,000	7.750	02/15/29	287,761
Pinnacle Bidco PLC (NR/B3)
GBP	1,900,000	10.000	10/11/28	2,310,030
Royal Caribbean Cruises Ltd. (BB-/B1)
	$4,540,000	4.250	07/01/26	4,154,917
	3,280,000	5.500	08/31/26	3,095,303
	2,855,000	5.375	07/15/27	2,638,134
	2,565,000	11.625	08/15/27	2,782,102
TUI Cruises GmbH (NR/Caa2)
EUR	2,586,000	6.500%	05/15/26	2,583,676

				43,864,189

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Lodging(a) – 2.0%
Hilton Domestic Operating Co., Inc. (BB+/Ba2)
	$1,922,000	4.875%		01/15/30	$1,748,501
	1,460,000	4.000	(b)	05/01/31	1,225,393
	2,295,000	3.625	(b)	02/15/32	1,849,793
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Escrow, Inc. (B+/B2)
	6,370,000	5.000	(b)	06/01/29	5,532,855
	2,913,000	4.875	(b)	07/01/31	2,373,483
Marriott Ownership Resorts, Inc. (B+/B1)
	2,864,000	4.750		01/15/28	2,508,778
	2,585,000	4.500	(b)	06/15/29	2,166,359
MGM Resorts International (BB-/B1)
	4,046,000	4.750		10/15/28	3,562,786
Travel & Leisure Co. (BB-/Ba3)
	4,860,000	6.625	(b)	07/31/26	4,723,677
	2,397,000	6.000		04/01/27	2,278,900
	2,610,000	4.500	(b)	12/01/29	2,194,671
	3,287,000	4.625	(b)	03/01/30	2,777,515

					32,942,711

Machinery - Construction & Mining(a)(b) – 0.5%
BWX Technologies, Inc. (BB-/Ba3)
	4,375,000	4.125		04/15/29	3,818,806
Vertiv Group Corp. (BB-/B1)
	5,321,000	4.125		11/15/28	4,675,350

					8,494,156

Machinery-Diversified(a)(b) – 1.3%
Chart Industries, Inc. (B+/Ba3)
	3,910,000	7.500		01/01/30	3,930,058
Husky III Holding Ltd. (CCC/Caa2)
	7,133,000	13.000	(c)	02/15/25	7,074,224
Mueller Water Products, Inc. (BB/Ba1)
	3,183,000	4.000		06/15/29	2,784,202
Titan Acquisition Ltd./Titan Co.-Borrower LLC (CCC/Caa2)
	2,414,000	7.750		04/15/26	2,365,213
TK Elevator Holdco GmbH (CCC+/Caa1)
	6,770,000	7.625	(c)	07/15/28	6,203,961

					22,357,658

Media – 6.2%
Altice Financing SA (B/B3)
	4,111,000	5.000	(a)(b)	01/15/28	3,504,710
Altice Finco SA (CCC+/Caa2)
EUR	3,265,000	4.750	(a)	01/15/28	2,761,537
Audacy Capital Corp. (C/Caa3)
	$3,855,000	6.500	(a)(b)	05/01/27	68,542
CCO Holdings LLC/CCO Holdings Capital Corp. (BB-/B1)
	4,244,000	5.500	(a)(b)	05/01/26	4,097,922
	4,554,000	5.125	(a)(b)	05/01/27	4,241,505
	2,731,000	4.750	(a)(b)	03/01/30	2,296,771
	6,131,000	4.500	(a)(b)	08/15/30	5,028,891
	15,352,000	4.250	(a)(b)	02/01/31	12,224,951
	2,804,000	4.500	(a)	05/01/32	2,200,607

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Media – (continued)
CSC Holdings LLC (CCC+/Caa2)
	$10,000	5.250%		06/01/24	$9,510
	2,306,000	4.625	(a)(b)	12/01/30	1,227,484
Cumulus Media New Holdings, Inc. (B/B3)
	1,742,000	6.750	(a)(b)(c)	07/01/26	1,319,791
Diamond Sports Group LLC/Diamond Sports Finance Co. (NR/WR)
	4,800,000	5.375	(a)(b)(f)	08/15/26	113,712
	3,812,000	6.625	(a)(b)(f)	08/15/27	78,565
Directv Financing LLC/Directv Financing Co.-Obligor, Inc. (BB/Ba3)
	3,330,000	5.875	(a)(b)	08/15/27	2,945,485
DISH DBS Corp. (B/B2)
	5,216,000	5.250	(a)(b)	12/01/26	4,432,609
DISH DBS Corp. (B-/Caa2)
	3,697,000	7.375	(a)	07/01/28	2,335,876
DISH Network Corp. (B/B2)
	1,718,000	11.750	(a)(b)	11/15/27	1,723,910
iHeartCommunications, Inc. (B+/B1)
	1,690,000	6.375	(a)	05/01/26	1,457,693
	2,599,000	4.750	(a)(b)	01/15/28	1,976,020
iHeartCommunications, Inc. (CCC+/Caa1)
	6,985,000	8.375	(a)	05/01/27	5,007,407
Nexstar Media, Inc. (BB+/B2)
	2,744,000	5.625	(a)(b)	07/15/27	2,442,654
Sinclair Television Group, Inc. (BB-/Ba2)
	3,102,000	4.125	(a)(b)	12/01/30	1,909,932
Sirius XM Radio, Inc. (BB/Ba3)
	4,676,000	3.125	(a)(b)	09/01/26	4,177,258
	5,374,000	5.000	(a)(b)	08/01/27	4,908,289
	850,000	4.000	(a)(b)	07/15/28	725,560
TEGNA, Inc. (BB+/Ba3)
	742,000	4.750	(a)(b)	03/15/26	703,090
	1,879,000	4.625	(a)	03/15/28	1,625,560
	2,395,000	5.000	(a)	09/15/29	2,011,177
Townsquare Media, Inc. (B/B2)
	2,420,000	6.875	(a)(b)	02/01/26	2,275,865
UPC Holding BV (B/B3)
	3,025,000	5.500	(a)(b)	01/15/28	2,682,782
Urban One, Inc. (B-/B3)
	11,986,000	7.375	(a)(b)	02/01/28	10,281,351
Virgin Media Secured Finance PLC (BB-/Ba3)
	2,150,000	5.500	(a)(b)	05/15/29	1,917,692
Virgin Media Vendor Financing Notes IV DAC (B/B2)
	1,850,000	5.000	(a)(b)	07/15/28	1,596,124
VZ Secured Financing BV (B+/B1)
	2,320,000	5.000	(a)(b)	01/15/32	1,827,418
Ziggo Bond Co. BV (B-/B3) Ziggo Bond Co. BV (B-/B3)
EUR	3,900,000	3.375	%(a)(b)	02/28/30	3,032,009
	$1,725,000	5.125	(a)(b)	02/28/30	1,290,628
Ziggo BV (B+/B1)
	2,492,000	4.875	(a)(b)	01/15/30	2,032,076

					104,492,963

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Metal Fabricate & Hardware(a)(b) – 0.2%
Roller Bearing Co. of America, Inc. (B+/B2)
$4,824,000	4.375%		10/15/29	$4,174,545

Mining(a)(b) – 0.4%
FMG Resources August 2006 Pty. Ltd. (BB+/Ba1)
2,785,000	5.875		04/15/30	2,547,161
Novelis Corp. (BB/Ba3)
4,432,000	4.750		01/30/30	3,839,619

				6,386,780

Miscellaneous Manufacturing(a) – 0.5%
Amsted Industries, Inc. (BB/Ba3)
3,272,000	5.625	(b)	07/01/27	3,088,932
1,951,000	4.625	(b)	05/15/30	1,654,741
Hillenbrand, Inc. (BB+/Ba1)
4,364,000	3.750		03/01/31	3,494,167

				8,237,840

Office & Business Equipment(a)(b) – 0.2%
Xerox Holdings Corp. (BB/Ba2)
2,775,000	5.000		08/15/25	2,635,306

Oil Field Services – 6.9%
Aethon United BR LP/Aethon United Finance Corp. (B+/B3)
3,171,000	8.250	(a)(b)	02/15/26	3,143,698
Archrock Partners LP/Archrock Partners Finance Corp. (B+/B2)
2,599,000	6.250	(a)(b)	04/01/28	2,443,996
Ascent Resources Utica Holdings LLC/ARU Finance Corp. (B+/B3)
1,706,000	7.000	(a)(b)	11/01/26	1,668,007
Berry Petroleum Co. LLC (B/B3)
2,916,000	7.000	(a)(b)	02/15/26	2,790,787
Callon Petroleum Co. (BB-/B2)
3,470,000	7.500	(a)(b)(c)	06/15/30	3,364,477
Chord Energy Corp. (BB-/Ba3)
6,155,000	6.375	(a)(b)	06/01/26	6,038,670
Civitas Resources, Inc. (BB-/B1)
6,281,000	5.000	(a)(b)	10/15/26	5,890,510
2,496,000	8.375	(a)(b)	07/01/28	2,539,405
CNX Resources Corp. (BB/B1)
375,000	7.250	(a)(b)	03/14/27	369,986
2,915,000	7.375	(a)(b)	01/15/31	2,859,061
Continental Resources, Inc. (BBB-/Baa3u)
2,470,000	4.375	(a)	01/15/28	2,288,578
Crescent Energy Finance LLC (BB-/B1)
2,445,000	9.250	(a)(b)	02/15/28	2,496,198
CrownRock LP/CrownRock Finance, Inc. (BB-/B1)
5,831,000	5.625	(a)(b)	10/15/25	5,734,614
1,035,000	5.000	(a)(b)	05/01/29	970,965
Earthstone Energy Holdings LLC (BB-/B3)
3,385,000	9.875	(a)(b)	07/15/31	3,695,641
Matador Resources Co. (BB-/B1)
3,288,000	6.875	(a)(b)(c)	04/15/28	3,222,306
Nabors Industries Ltd. (CCC/B3)
336,000	7.250	(a)(b)	01/15/26	323,622

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Oil Field Services – (continued)
Nabors Industries, Inc. (B+/B1)
	$6,530,000	7.375	%(a)(b)	05/15/27	$6,334,100
Noble Finance II LLC (BB-/B2)
	2,645,000	8.000	(a)(b)	04/15/30	2,676,819
Northern Oil & Gas, Inc. (B+/B2)
	4,070,000	8.750	(a)(b)	06/15/31	4,102,601
Occidental Petroleum Corp. (BB+/Baa3)
	1,071,000	5.875	(a)	09/01/25	1,066,127
	775,000	5.500	(a)	12/01/25	764,747
	2,533,000	6.450		09/15/36	2,487,583
	8,559,000	4.400	(a)	04/15/46	6,279,567
Permian Resources Operating LLC (BB-/B2)
	2,054,000	6.875	(a)(b)	04/01/27	2,025,799
	1,140,000	7.000	(a)(b)	01/15/32	1,124,542
Range Resources Corp. (BB/Ba3)
	2,660,000	4.750	(a)(b)(c)	02/15/30	2,357,797
Sitio Royalties Operating Partnership LP/Sitio Finance Corp. (B/B3)
	2,305,000	7.875	(a)(b)	11/01/28	2,310,647
SM Energy Co. (BB-/B1)
	2,537,000	6.750	(a)	09/15/26	2,492,146
	875,000	6.500	(a)	07/15/28	839,913
Southwestern Energy Co. (BB+/Ba2)
	1,160,000	5.375	(a)	03/15/30	1,058,280
	525,000	4.750	(a)	02/01/32	450,382
Southwestern Energy Co. (BB+/NR)
	6,438,000	5.375	(a)	02/01/29	5,925,986
Sunoco LP/Sunoco Finance Corp. (BB/Ba3)
	2,925,000	7.000	(a)(b)	09/15/28	2,885,454
	4,425,000	4.500	(a)	04/30/30	3,832,448
TechnipFMC PLC (BB+/Ba1)
	1,240,000	6.500	(a)(b)	02/01/26	1,220,681
Transocean Poseidon Ltd. (B/B2)
	2,328,750	6.875	(a)(b)	02/01/27	2,290,512
Transocean Titan Financing Ltd. (B/B2)
	415,000	8.375	(a)(b)	02/01/28	422,059
Transocean, Inc. (B/B2)
	285,000	8.750	(a)(b)	02/15/30	291,350
Transocean, Inc. (B-/Caa1)
	5,014,000	11.500	(a)(b)	01/30/27	5,257,179
USA Compression Partners LP/USA Compression Finance Corp. (B+/B3)
	8,764,000	6.875	(a)	04/01/26	8,587,142

					116,924,382

Packaging(a) – 2.6%
ARD Finance SA (B-/Caa3) (PIK 5.750%, Cash 5.000%)
EUR	2,294,375	5.000		06/30/27	1,799,405
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC (B+/Caa1)
	1,545,000	3.000		09/01/29	1,240,835
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (B-/Caa1)
	$5,387,000	5.250	%(b)	08/15/27	4,482,198

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Packaging(a) – (continued)
Ball Corp. (BB+/Ba1)
	$4,036,000	6.875%		03/15/28	$4,051,539
	3,620,000	6.000		06/15/29	3,520,450
	2,925,000	2.875		08/15/30	2,317,302
Berry Global, Inc. (BBB-/Ba1u)
	2,300,000	5.500	(b)	04/15/28	2,220,604
Crown Americas LLC (BB+/Ba2)
	1,625,000	5.250		04/01/30	1,501,890
Crown Americas LLC/Crown Americas Capital Corp. VI (BB+/Ba2)
	2,709,000	4.750		02/01/26	2,606,139
Kleopatra Finco Sarl (B-/B3)
EUR	1,986,000	4.250		03/01/26	1,752,829
Kleopatra Holdings 2 SCA (CCC/Caa2)
	4,725,000	6.500	%(b)	09/01/26	3,076,333
LABL, Inc. (B-/B2)
	$2,337,000	6.750	(b)	07/15/26	2,263,104
LABL, Inc. (CCC+/Caa2)
	4,030,000	10.500	(b)	07/15/27	3,788,119
Mauser Packaging Solutions Holding Co. (B/B2)
	3,625,000	7.875	(b)	08/15/26	3,497,871
OI European Group BV (BB-/Ba3)
EUR	650,000	6.250	(b)	05/15/28	700,586
Owens-Brockway Glass Container, Inc. (B+/B2)
	$3,078,000	6.625	(b)	05/13/27	3,007,298
TriMas Corp. (BB-/Ba3)
	2,865,000	4.125	(b)	04/15/29	2,454,847

					44,281,349

Pharmaceuticals(a) – 2.2%
Bausch Health Cos., Inc. (CCC-/Caa3)
	804,000	14.000	(b)(c)	10/15/30	476,877
Bausch Health Cos., Inc. (CCC+/Caa1)
	454,000	5.500	(b)	11/01/25	402,584
	1,465,000	6.125	(b)(c)	02/01/27	917,061
Cheplapharm Arzneimittel GmbH (B+/B2)
	4,494,000	5.500	(b)	01/15/28	4,092,641
Herbalife Nutrition Ltd./HLF Financing, Inc. (B+/B1)
	6,871,000	7.875	(b)	09/01/25	6,545,521
Jazz Securities DAC (BB-/Ba2)
	5,605,000	4.375	(b)	01/15/29	4,902,021
Organon & Co./Organon Foreign Debt Co.-Issuer BV (BB/Ba2)
	7,500,000	4.125	(b)	04/30/28	6,525,375
Organon & Co./Organon Foreign Debt Co.-Issuer BV (BB-/B1)
	5,380,000	5.125	(b)	04/30/31	4,314,383
Perrigo Finance Unlimited Co. (BB-/Ba3)
	1,218,000	4.375		03/15/26	1,139,159
	6,986,000	4.650		06/15/30	5,961,014
Prestige Brands, Inc. (BB-/B1)
	2,014,000	3.750	(b)	04/01/31	1,621,149

					36,897,785

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Pipelines(a) – 4.6%
Antero Midstream Partners LP/Antero Midstream Finance Corp. (BB/Ba3)
$1,800,000	5.750	%(b)	03/01/27	$1,715,886
Buckeye Partners LP (BB-/B1)
600,000	4.350		10/15/24	579,390
3,545,000	3.950		12/01/26	3,187,061
Cheniere Energy Partners LP (BBB-/Ba1)
4,394,000	4.000		03/01/31	3,743,820
Cheniere Energy, Inc. (BBB-/Baa3)
2,464,000	4.625		10/15/28	2,270,773
CNX Midstream Partners LP (BB/B1)
2,751,000	4.750	(b)	04/15/30	2,302,257
DT Midstream, Inc. (BB+/Ba2)
3,150,000	4.375	(b)	06/15/31	2,648,993
EnLink Midstream LLC (BB+/Ba1)
2,429,000	5.375		06/01/29	2,249,108
2,350,000	6.500	(b)	09/01/30	2,279,900
EQM Midstream Partners LP (BB-/Ba3)
3,400,000	7.500	(b)	06/01/27	3,388,950
Genesis Energy LP/Genesis Energy Finance Corp. (B/B3)
5,624,000	8.000		01/15/27	5,422,042
1,470,000	8.875		04/15/30	1,437,160
Global Partners LP/GLP Finance Corp. (B+/B2)
912,000	7.000		08/01/27	889,692
1,383,000	6.875		01/15/29	1,286,121
Hess Midstream Operations LP (BB+/Ba2)
807,000	5.500	(b)	10/15/30	733,127
Howard Midstream Energy Partners LLC (B+/B3)
6,901,000	6.750	(b)	01/15/27	6,556,019
1,875,000	8.875	(b)	07/15/28	1,892,644
Kinetik Holdings LP (BB+/Ba1)
4,315,000	5.875	(b)	06/15/30	4,043,975
Northriver Midstream Finance LP (BB/Ba3)
2,700,000	5.625	(b)	02/15/26	2,572,776
NuStar Logistics LP (BB-/Ba3)
3,321,000	5.750		10/01/25	3,229,307
3,606,000	5.625		04/28/27	3,434,390
Summit Midstream Holdings LLC/Summit Midstream Finance Corp. (B-/Caa2)
4,601,000	5.750		04/15/25	4,300,003
Summit Midstream Holdings LLC/Summit Midstream Finance Corp. (BB-/B3)
2,340,000	9.000	(b)	10/15/26	2,248,693
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. (BB-/B1)
3,675,000	6.000	(b)	09/01/31	3,200,852
Venture Global Calcasieu Pass LLC (BB+/Ba2)
2,815,000	4.125	(b)	08/15/31	2,310,439
Venture Global LNG, Inc. (BB/B1)
3,770,000	8.125	(b)	06/01/28	3,733,318
Western Midstream Operating LP (BBB-/Baa3)
7,170,000	4.050		02/01/30	6,253,387

				77,910,083

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Real Estate – 0.6%
Cushman & Wakefield U.S. Borrower LLC (BB/Ba3)
$2,303,000	6.750	%(a)(b)	05/15/28	$2,123,596
1,120,000	8.875	(a)(b)	09/01/31	1,080,229
Kennedy-Wilson, Inc. (BB-/B2)
2,735,000	4.750	(a)	03/01/29	2,103,242
3,501,000	4.750	(a)	02/01/30	2,613,357
1,514,000	5.000	(a)	03/01/31	1,106,007
Redfin Corp. (NR/NR)
2,115,000	0.500		04/01/27	1,226,700

				10,253,131

Real Estate Investment Trust(a) – 1.3%
CTR Partnership LP/CareTrust Capital Corp. (BB+/Ba2)
1,045,000	3.875	(b)	06/30/28	895,273
Iron Mountain, Inc. (BB-/Ba3)
2,425,000	7.000	(b)	02/15/29	2,363,987
MPT Operating Partnership LP/MPT Finance Corp. (BB+/Ba1) GBP 2,000,000 2.550 12/05/23 2,372,289
2,225,000	3.692		06/05/28	1,822,230
$2,044,000	4.625		08/01/29	1,448,890
4,565,000	3.500		03/15/31	2,852,623
SBA Communications Corp. (BB/Ba3)
5,127,000	3.125		02/01/29	4,277,866
Service Properties Trust (B+/B2)
3,253,000	4.500		03/15/25	3,040,286
Service Properties Trust (BB/B1)
1,493,000	7.500		09/15/25	1,465,305
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC (B/B2)
2,190,000	10.500	(b)	02/15/28	2,146,375

				22,685,124

Retailing – 5.3%
1011778 BC ULC/New Red Finance, Inc. (B+/B2)
2,755,000	4.375	(a)(b)	01/15/28	2,482,668
4,166,000	4.000	(a)(b)	10/15/30	3,462,279
1011778 BC ULC/New Red Finance, Inc. (BB+/Ba2)
2,583,000	3.875	(a)(b)	01/15/28	2,319,301
Arko Corp. (B-/B3)
12,229,000	5.125	(a)(b)	11/15/29	9,866,846
Asbury Automotive Group, Inc. (BB/B1)
573,000	4.500	(a)	03/01/28	514,170
3,456,000	4.625	(a)(b)	11/15/29	2,966,458
185,000	4.750	(a)	03/01/30	157,326
1,014,000	5.000	(a)(b)	02/15/32	840,535
Beacon Roofing Supply, Inc. (B/B2)
3,600,000	4.125	(a)(b)	05/15/29	3,073,104
Carvana Co. (NR/NR)
288,000	12.000	(a)(b)	12/01/28	224,827
432,000	13.000	(a)(b)	06/01/30	336,964
511,000	14.000	(a)(b)(c)	06/01/31	397,962
Cheesecake Factory, Inc. (NR/NR)
1,728,000	0.375		06/15/26	1,427,760
eG Global Finance PLC (B-/B3)
2,349,000	6.750	(a)(b)	02/07/25	2,299,601

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Retailing – (continued)
	$2,045,000	8.500	%(a)(b)	10/30/25	$2,018,783
Foundation Building Materials, Inc. (CCC+/Caa1)
	2,772,000	6.000	(a)(b)	03/01/29	2,299,679
Group 1 Automotive, Inc. (BB+/Ba2)
	2,208,000	4.000	(a)(b)	08/15/28	1,914,446
GYP Holdings III Corp. (B/B1)
	7,192,000	4.625	(a)(b)	05/01/29	6,193,247
Ken Garff Automotive LLC (BB-/B1)
	6,491,000	4.875	(a)(b)(c)	09/15/28	5,595,502
LCM Investments Holdings II LLC (B+/B2)
	5,325,000	4.875	(a)(b)	05/01/29	4,507,186
Lithia Motors, Inc. (BB+/Ba2)
	1,258,000	3.875	(a)(b)	06/01/29	1,059,626
	853,000	4.375	(a)(b)	01/15/31	704,945
Macy’s Retail Holdings LLC (BB+/Ba2)
	1,715,000	5.875	(a)(b)	04/01/29	1,500,059
Maryland Bidco Ltd. (NR/NR)(d)
GBP	1,071,000	10.000	(a)	01/26/28	1,112,534
Murphy Oil USA, Inc. (BB+/Ba2)
	$3,341,000	3.750	(a)(b)	02/15/31	2,727,860
Nordstrom, Inc. (BB+/Ba1)
	1,795,000	4.375	(a)(c)	04/01/30	1,379,314
Penske Automotive Group, Inc. (BB-/Ba3)
	3,707,000	3.500	(a)(c)	09/01/25	3,502,744
	3,469,000	3.750	(a)	06/15/29	2,917,117
Sonic Automotive, Inc. (BB-/B1)
	4,457,000	4.625	(a)(b)(c)	11/15/29	3,685,449
	2,092,000	4.875	(a)(b)	11/15/31	1,663,747
SRS Distribution, Inc. (CCC/Caa2)
	2,238,000	6.125	(a)(b)	07/01/29	1,907,917
	1,814,000	6.000	(a)(b)	12/01/29	1,530,182
Staples, Inc. (B-/B3)
	2,435,000	7.500	(a)(b)	04/15/26	2,002,958
Stonegate Pub Co. Financing 2019 PLC (NR/B3)
GBP	1,750,000	8.250	(a)(b)	07/31/25	2,020,687
Suburban Propane Partners LP/Suburban Energy Finance Corp. (BB-/B1)
	$2,121,000	5.875	(a)	03/01/27	2,026,191
	3,272,000	5.000	(a)(b)	06/01/31	2,730,059
Yum! Brands, Inc. (BB/Ba3)
	4,248,000	3.625	(a)	03/15/31	3,496,359

					88,866,392

Semiconductors(a) – 0.7%
Amkor Technology, Inc. (BB/B1)
	4,563,000	6.625	(b)	09/15/27	4,481,003
Broadcom, Inc. (BBB-/Baa3)
	3,590,000	3.137	(b)	11/15/35	2,616,356
Entegris Escrow Corp. (BB/Baa3)
	3,240,000	4.750	(b)	04/15/29	2,910,330
Micron Technology, Inc. (BBB-/Baa3)
	1,940,000	2.703		04/15/32	1,480,627

					11,488,316

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Software(a) – 1.9%
AthenaHealth Group, Inc. (CCC/Caa2)
	$5,574,000	6.500	%(b)	02/15/30	$4,654,792
Camelot Finance SA (B+/B1)
	650,000	4.500	(b)	11/01/26	601,503
Castle U.S. Holding Corp. (CCC-/Caa2)
	2,900,000	9.500	(b)	02/15/28	1,554,139
Cloud Software Group, Inc. (B/B2)
	2,910,000	6.500	(b)	03/31/29	2,558,414
Concentrix Corp. (BBB/Baa3)
	2,660,000	6.650		08/02/26	2,644,705
Elastic NV (B+/B1)
	3,315,000	4.125	(b)	07/15/29	2,820,965
MSCI, Inc. (BBB-/Ba1)
	1,770,000	3.625	(b)	09/01/30	1,482,871
Open Text Corp. (BB-/Ba3)
	5,890,000	3.875	(b)	02/15/28	5,144,562
	2,995,000	3.875	(b)	12/01/29	2,457,847
Open Text Corp. (BBB-/Ba1)
	2,350,000	6.900	(b)	12/01/27	2,354,559
Oracle Corp. (BBB/Baa2)
	1,955,000	3.600		04/01/40	1,406,016
ROBLOX Corp. (BB/Ba2)
	1,769,000	3.875	(b)	05/01/30	1,420,790
TeamSystem SpA (B-/B3)
EUR	1,075,000	3.500	(b)	02/15/28	975,314
ZoomInfo Technologies LLC/ZoomInfo Finance Corp. (B+/B1)
	$2,060,000	3.875	(b)	02/01/29	1,716,536

					31,793,013

Telecommunication Services – 3.0%
Altice France Holding SA (CCC/Caa2)
	6,581,000	10.500	(a)(b)	05/15/27	4,109,242
Altice France SA (B-/B2)
	4,710,000	8.125	(a)(b)	02/01/27	4,153,655
AT&T, Inc. (BBB/Baa2)
	1,947,000	3.500	(a)	06/01/41	1,352,698
CommScope Technologies LLC (CCC+/Caa1)
	4,224,000	6.000	(a)(b)	06/15/25	4,022,938
CommScope, Inc. (B/B1)
	1,551,000	6.000	(a)(b)	03/01/26	1,446,819
Frontier Communications Holdings LLC (B/B3)
	6,489,000	5.875	(a)(b)	10/15/27	5,897,722
Frontier Communications Holdings LLC (CCC+/Caa2)
	4,745,000	6.000	(a)(b)(c)	01/15/30	3,465,843
Intelsat Jackson Holdings SA (NR/NR)
	8,485,000	0.000	(b)(g)(h)	10/15/24	—
	15,490,000	0.000	(b)(g)(h)	07/15/25	—
Level 3 Financing, Inc. (B/B1)
	900,000	3.875	(a)(b)(c)	11/15/29	829,215
Level 3 Financing, Inc. (CCC+/B3)
	2,814,000	4.250	(a)(b)	07/01/28	1,758,300
	1,124,000	3.625	(a)(b)	01/15/29	629,440
Lorca Telecom Bondco SA (B/B1)
EUR	2,555,000	4.000	(a)(b)	09/18/27	2,512,563

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Telecommunication Services – (continued)
Nokia of America Corp. (NR/WR)
$5,200,000	6.450%		03/15/29	$4,932,824
Sprint LLC (BBB-/Baa2)
4,762,000	7.625	(a)	02/15/25	4,836,954
3,081,000	7.625	(a)	03/01/26	3,169,887
Telecom Italia Capital SA (B+/B1)
2,040,000	6.000		09/30/34	1,703,706
3,746,000	7.200		07/18/36	3,327,871
Vmed O2 U.K. Financing I PLC (BB-/Ba3)
2,654,000	4.250	(a)(b)	01/31/31	2,113,247

				50,262,924

Telecommunications(a)(b) – 0.0%
Level 3 Financing, Inc. (B/B1)
528,000	10.500		05/15/30	531,120

Toys/Games/Hobbies(a)(b) – 0.4%
Mattel, Inc. (BBB-/Baa3)
1,714,000	3.375		04/01/26	1,586,427
5,107,000	3.750		04/01/29	4,444,367

				6,030,794

Transportation(a)(b) – 0.4%
Cargo Aircraft Management, Inc. (BB/Ba2)
2,360,000	4.750		02/01/28	2,117,699
Rand Parent LLC (BB/Ba1)
5,312,000	8.500	(c)	02/15/30	4,912,803

				7,030,502

Transportation Services(a)(b) – 0.1%
SMBC Aviation Capital Finance DAC (A-/NR)
2,385,000	5.450		05/03/28	2,311,017

Trucking & Leasing(a)(b) – 0.1%
Penske Truck Leasing Co. LP/PTL Finance Corp. (BBB/Baa2)
2,300,000	5.550		05/01/28	2,226,929

Water(a)(b) – 0.4%
Solaris Midstream Holdings LLC (B+/B3)
7,280,000	7.625		04/01/26	7,027,166

TOTAL CORPORATE OBLIGATIONS (Cost $1,663,204,315)				$1,508,508,846

Bank Loans(e)(i) – 4.8%

Airlines – 0.4%
Air Canada (BB-/Ba2) (3 mo. USD Term SOFR + 3.500%)
$2,322,710	9.128%		08/11/28	$2,322,222
United Airlines, Inc. (BB/Ba1) (1 mo. USD Term SOFR + 3.750%)
4,194,789	9.182		04/21/28	4,195,754

				6,517,976

Automotive - Distributors – 0.1%
SRAM LLC (BB-/B1) (1 mo. USD Term SOFR + 2.750%)
2,213,548	8.181		05/18/28	2,202,481

Principal Amount	Interest Rate	Maturity Date	Value

Bank Loans(e)(i) – (continued)

Banks – 0.2%
Nouryon Finance BV (B+/B2) (1 mo. USD Term SOFR + 4.000%)
$3,843,918	9.427%	04/03/28	$3,789,450
Building & Construction – 0.1%
KKR Apple Bidco LLC (B/B2) (1 mo. USD Term SOFR + 2.750%)
2,425,778	8.181	09/22/28	2,406,372

Capital Goods - Others – 0.2%
RC Buyer, Inc. (B-/B1) (1 mo. USD Term SOFR + 3.500%)
2,492,625	8.931	07/28/28	2,424,851

Chemicals – 0.1%
Momentive Performance Materials, Inc. (B/Ba3) (1 mo. USD Term SOFR + 4.500%)
2,149,200	9.816	03/29/28	2,086,508

Consumer Cyclical Services – 0.4%
Hertz Corp. (BB+/Ba3) (1 mo. USD Term SOFR + 3.250%)
2,109,296	8.681%	06/30/28	2,106,069
Prime Security Services Borrower LLC (BB/Ba3) (1 mo. USD Term SOFR + 2.750%)
3,823,300	8.192	09/23/26	3,816,379

			5,922,448

Diversified Manufacturing – 0.2%
Vertical U.S. Newco, Inc. (B+/B1) (6 mo. USD Term SOFR + 3.500%)
4,081,703	9.381	07/30/27	4,069,458

Electric – 0.1%
Pacific Gas & Electric Co. (BB-/B1) (1 mo. USD Term SOFR + 3.000%)
2,259,037	8.431	06/23/25	2,257,478

Entertainment – 0.5%
Cinemark USA, Inc. (BB/Ba2) (1 mo. USD Term SOFR + 3.750%)
3,855,625	9.088	05/24/30	3,846,796
SeaWorld Parks & Entertainment, Inc. (BB/Ba2) (1 mo. USD Term SOFR + 3.000%)
3,860,606	8.431	08/25/28	3,846,939

			7,693,735

Healthcare – 0.2%
Jazz Financing Lux Sarl (BB-/Ba2) (1 mo. USD Term SOFR + 3.500%)
3,802,538	8.931	05/05/28	3,798,849

Healthcare - Services – 0.4%
RegionalCare Hospital Partners Holdings, Inc. (B/B2) (1 mo. USD Term SOFR + 3.750%)
6,661,339	9.072	11/16/25	6,639,157

Household Products – 0.1%
Knight Health Holdings LLC (B-/B3) (1 mo. USD Term SOFR + 5.250%)
3,144,000	10.681	12/23/28	733,590

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal Amount	Interest Rate		Maturity Date	Value

Bank Loans(e)(i) – (continued)

Machinery-Diversified – 0.1%
Project Castle, Inc. (B-/Caa1) (3 mo. USD Term SOFR + 5.500%)
$1,801,664	10.818%		06/01/29	$1,594,472

Media - Cable – 0.6%
CSC Holdings LLC (B/B2) (1 mo. USD Term SOFR + 4.500%)
4,550,000	9.832	(j)	01/18/28	4,303,527
DirecTV Financing LLC (BB/Ba3) (1 mo. USD Term SOFR + 5.000%)
5,784,932	10.431		08/02/27	5,646,729

				9,950,256

Media - Non Cable – 0.3%
Entercom Media Corp. (CCC/B2) (3 mo. USD Term SOFR + 2.500%)
1,775,000	8.131		11/18/24	752,990
iHeartCommunications, Inc. (B+/B1) (1 mo. USD Term SOFR + 3.000%)
4,100,000	8.431		05/01/26	3,675,158

				4,428,148

Pharmaceuticals – 0.1%
Gainwell Acquisition Corp. (B/B2) (3 mo. USD Term SOFR + 4.000%)
2,150,251	9.490		10/01/27	2,094,474

Retailers – 0.1%
Staples, Inc. (B-/B3) (3 mo. USD LIBOR + 5.000%)
2,393,750	10.634		04/16/26	2,048,858

Technology – 0.2%
Uber Technologies, Inc. (BB/Ba2) (3 mo. USD Term SOFR + 2.750%)
3,870,750	8.159		03/03/30	3,867,228

Technology - Software/Services – 0.4%
Camelot U.S. Acquisition LLC (B+/B1) (1 mo. USD Term SOFR + 3.000%)
2,238,029	8.431		10/30/26	2,234,829
Loyalty Ventures, Inc. (NR/WR) (3 mo. U.S. (Fed) Prime Rate + 5.500%)
1,766,359	13.750	(f)(h)	11/03/27	8,832
Peraton Corp. (B/B1) (1 mo. USD Term SOFR + 3.750%)
2,195,233	9.166		02/01/28	2,188,383
Physician Partners LLC (B+/B2) (1 mo. USD Term SOFR + 4.000%)
2,314,750	9.416		12/23/28	2,196,119
Travelport Finance Sarl (B-/B3) (1 mo. USD LIBOR + 1.600%)
127,686	12.545		02/28/25	120,967

				6,749,130

TOTAL BANK LOANS (Cost $87,099,179)				$81,274,919

Shares	Description		Value

Common Stocks – 0.6%

Automobile Components – 0.0%
	1,229	Lear Corp.	$164,932

Chemicals – 0.0%
	321	LyondellBasell Industries NV Class A	30,399
	90	LyondellBasell Industries NV Class A(h)	—

			30,399

Commercial Services & Supplies(f)(h) –0.0%
	7,179,000	Reorganized ISA SA	—

Communications Equipment(f) –0.3%
	229,679	Intelsat SA	4,846,227

Diversified Telecommunication Services(f) –0.0%
	4,500	Holdco New Ord	30,197

Energy Equipment & Services(f) –0.1%
	33,272	Noble Corp. PLC	1,685,227

Oil, Gas & Consumable Fuels(f) –0.2%
	127,001	Summit Midstream Partners LP	1,758,329
	18,791	Valaris Ltd.	1,408,949

			3,167,278

TOTAL COMMON STOCKS (Cost $22,735,172)			$9,924,260

Principal Amount	Interest Rate	Maturity Date	Value

U.S. Treasury Obligations(g) – 0.5%
U.S. Treasury Bills
$8,500,000	0.000%	10/12/23	$8,487,556
(Cost $8,486,410)

Units	Expiration Date		Value

Rights(f) – 0.0%

Rights – 0.0%
Intelsat Jackson Holdings SA (NR/NR)
24,051	12/05/25		$142,310
Intelsat Jackson Holdings SA (NR/NR)
24,051	12/05/25		99,210

TOTAL RIGHTS (Cost $—)			$241,520

Warrants(f) – 0.0%
Intelsat SA (NR/NR)
6,089	02/17/27		$3,044

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Units	Expiration Date	Value

Warrants(f) – (continued)
Noble Corp. PLC (NR/NR)
4,596	02/04/28	$138,432
(Cost $11,490)

TOTAL WARRANTS (Cost $3,316,784)		$141,476

Shares	Description	Value

Exchange Traded Funds(c) – 0.5%
160,696	iShares Broad USD High Yield Corporate Bond ETF (NR/NR)	$5,577,758
31,788	iShares iBoxx High Yield Corporate Bond ETF (NR/NR)	2,343,412

TOTAL EXCHANGE TRADED FUNDS (Cost $8,338,495)		$7,921,170

Shares	Dividend Rate	Value

Investment Company(k) – 0.7%
Goldman Sachs Financial Square Government Fund — Institutional Shares
12,424,432	5.240%	$12,424,432
(Cost $12,424,432)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost $1,805,604,787)		$1,628,924,179

Securities Lending Reinvestment Vehicle(k) – 3.3%

Goldman Sachs Financial Square Government Fund — Institutional Shares
55,075,460	5.240%	$55,075,460
(Cost $55,075,460)

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investments(b)(g) – 0.4%

Commercial Paper – 0.4%
Walgreens Boots Alliance, Inc.
$7,537,000	0.000%	10/02/23	$7,533,311
(Cost $7,535,775)

TOTAL SHORT-TERM INVESTMENTS (Cost $7,535,775)			$7,533,311

TOTAL INVESTMENTS – 100.2% (Cost $1,868,216,022)			$1,691,532,950

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.2)%			$(3,527,626)

NET ASSETS – 100.0%			$1,688,005,324

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.
(c)	All or a portion of security is on loan.
(d)	Pay-in-kind securities.
(e)

Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on September 30, 2023.

(f)	Security is currently in default and/or non-income producing.
(g)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(h)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e., Level 3.
(i)

Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. As bank loan positions may involve multiple underlying tranches for which the aggregate position is presented, the stated interest rate represents the weighted average interest rate of all contracts on September 30, 2023. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium.

These base lending rates are primarily the Secured Overnight Financing Rate (“SOFR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(j)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(k)	Represents an Affiliated Issuer.

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Security ratings disclosed, if any, are obtained from S&P’s /Moody’s Investor Service and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2023, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

Citibank NA	USD	43,759,588	EUR	40,854,124	12/06/23	$436,435
MS & Co. Int. PLC	USD	15,069,632	GBP	11,803,295	10/30/23	665,683
UBS AG (London)	USD	1,396,119	GBP	1,096,204	10/30/23	58,385

TOTAL						$1,160,503

FUTURES CONTRACTS — At September 30, 2023, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
10 Year U.S. Treasury Notes	230	12/19/23	$24,854,375	$(144,680)
2 Year U.S. Treasury Notes	535	12/29/23	108,450,352	(241,976)
5 Year U.S. Treasury Notes	162	12/29/23	17,068,219	42,180

Total				$(344,476)

Short position contracts:
20 Year U.S. Treasury Bonds	(1)	12/19/23	(113,781)	111
5 Year German Euro-Bobl	(111)	12/07/23	(13,583,814)	132,443
Ultra 10-Year U.S. Treasury Note	(2)	12/19/23	(223,125)	8,996
Ultra Long U.S. Treasury Bonds	(30)	12/19/23	(3,560,625)	3,806

Total				$ 145,356

TOTAL FUTURES CONTRACTS				$(199,120)

SWAP CONTRACTS — At September 30, 2023, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund(a)	Payments Received by Fund(a)	Termination Date	Notional Amount (000s)(b)	Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

12M SOFR	3.350%	10/06/27	$107,760	$(1,061,188)	$50,553	$(1,111,741)
12M SOFR	3.696	09/22/28	16,170	(65,411)	(7,256)	(58,155)
3.240%	12M SOFR	10/06/35	25,780	1,633,895	(149,145)	1,783,040

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

Payments Made by the Fund(a)	Payments Received by Fund(a)	Termination Date	Notional Amount (000s)(b)	Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

3.781%	12M SOFR	09/22/36	$ 3,760	$92,851	$4,297	$88,554

TOTAL				$600,147	$(101,551)	$701,698

(a)	Payments made annually.
(b)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2023.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at September 30, 2023(b)	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)

Protection Sold:
CDX.NA.HY Index 34	5.000%	3.290%	06/20/25	$46,395	$1,338,680	$1,045,257	$293,423
CDX.NA.HY Index 40	5.000	4.588	06/20/28	8,250	138,050	197,222	(59,172)

TOTAL					$1,476,730	$1,242,479	$234,251

(a)	Payments made quarterly.
(b)

Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

Currency Abbreviations:
EUR	—Euro
GBP	—British Pound
USD	—U.S. Dollar

Investment Abbreviations:
CMT	—Constant Maturity Treasury Indexes
ETF	—Exchange Traded Fund
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
PIK	—Payment in kind
PLC	—Public Limited Company
SOFR	—Secured Overnight Funding Rate

Abbreviations:
CDX.NA.HY Index 34	—CDX North America High Yield Index 34
CDX.NA.HY Ind 40	—CDX North America High Yield Index 40
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC
SOFR	—Secured Overnight Funding Rate

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments September 30, 2023 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Bank Loans(a)(b) – 86.6%

Aerospace & Defense – 2.2%
ADS Tactical, Inc. (B+/B3) (1 mo. USD Term SOFR + 5.750%)
$10,881,672	11.181%	03/19/26	$10,650,436
Brown Group Holding LLC (B+/B2) (1 mo. USD Term SOFR + 2.750%)
11,019,203	8.068	06/07/28	10,906,697
Castlelake Aviation Ltd. (BB/Ba3) (3 mo. USD Term SOFR + 2.750%)
11,772,866	8.421	10/22/26	11,746,141
Propulsion Finco Sarl (B/B2) (3 mo. USD Term SOFR + 3.750%)
5,435,922	9.140	09/14/29	5,424,018
Spirit Aerosystems, Inc. (BB-/Ba2) (3 mo. USD Term SOFR + 4.250%)
8,043,750	9.619	01/15/27	8,023,641

			46,750,933

Airlines – 1.5%
Air Canada (BB-/Ba2) (3 mo. USD Term SOFR + 3.500%)
9,432,118	9.128	08/11/28	9,430,137
American Airlines, Inc. (BB-/Ba2) (3 mo. USD Term SOFR + 1.750%)
5,753,559	7.318	01/29/27	5,652,872
American Airlines, Inc. (NR/Ba1) (3 mo. USD Term SOFR + 4.750%)
4,963,750	10.338	04/20/28	5,107,699
United Airlines, Inc. (BB/Ba1) (1 mo. USD Term SOFR + 3.750%)
12,102,720	9.182	04/21/28	12,105,503

			32,296,211

Automotive – 1.5%
Clarios Global LP (B+/B1) (1 mo. USD Term SOFR + 3.750%)
5,350,000	9.066	05/06/30	5,333,308
First Brands Group LLC (B-/Caa1) (3 mo. USD Term SOFR + 8.500%)
3,850,000	14.381	03/30/28	3,612,571
First Brands Group LLC (B+/B1)
(6 mo. USD Term SOFR + 5.000%)
2,580,500	0.000	03/30/27	2,543,418
(6 mo. USD Term SOFR + 5.000%)
7,294,548	10.881	03/30/27	7,185,129
Mavis Tire Express Services Corp. (B-/B2) (1 mo. USD Term SOFR + 4.000%)
8,886,216	9.431	05/04/28	8,855,114
Phinia, Inc. (BB+/Ba1) (3 mo. USD Term SOFR + 4.000%)
3,850,000	9.490	07/03/28	3,850,000

			31,379,540

Automotive - Distributors – 1.9%
American Axle & Manufacturing, Inc. (BB+/Ba1) (1 mo. USD Term SOFR + 3.500%)
9,446,348	8.765	12/13/29	9,403,084
DexKo Global, Inc. (B-/B2) (3 mo. USD Term SOFR + 3.750%)
6,872,670	9.402	10/04/28	6,689,926

Principal Amount		Interest Rate		Maturity Date	Value

Bank Loans(a)(b) – (continued)

Automotive - Distributors – (continued)
RealTruck Group, Inc. (B-/B2) (1 mo. USD Term SOFR + 3.750%)
	$4,922,558	9.181%		01/31/28	$4,692,231
SRAM LLC (BB-/B1) (1 mo. USD Term SOFR + 2.750%)
	10,520,181	8.181		05/18/28	10,467,580
Wand NewCo 3, Inc. (B/B1) (1 mo. USD Term SOFR + 2.750%)
	10,041,822	8.166		02/05/26	10,014,608

					41,267,429

Automotive - Parts – 2.6%
Adient U.S. LLC (BB+/Ba3) (1 mo. USD Term SOFR + 3.250%)
	7,984,703	8.681		04/10/28	7,976,159
Autokiniton U.S. Holdings, Inc. (B/B2) (1 mo. USD Term SOFR +4.500%)
	5,505,388	9.931		04/06/28	5,384,269
Belron Finance U.S. LLC (BBB-/Ba2) (3 mo. USD Term SOFR + 2.425%)
	9,552,809	8.057		04/13/28	9,516,986
Belron Luxembourg Sarl (BBB-/Ba2) (3 mo. EUR EURIBOR + 2.425%)
EUR	1,595,000	6.147		04/13/28	1,682,520
Garrett LX I Sarl (BB-/Ba2) (3 mo. USD Term SOFR + 3.250%)
	$9,442,275	8.881		04/30/28	9,395,063
Gates Global LLC (B+/Ba3) (1 mo. USD Term SOFR + 2.500%)
	6,830,144	7.816		03/31/27	6,806,785
Holley Purchaser, Inc. (B-/B3) (3 mo. USD Term SOFR + 3.750%)
	6,002,757	9.402		11/17/28	5,785,157
Wheel Pros LLC (CCC/Caa3) (3 mo. USD Term SOFR + 4.500%)
	9,373,723	9.902		05/11/28	7,030,293
Wheel Pros LLC (NR/NR) (3 mo. USD LIBOR + 5.250%)
	1,673,744	5.400		11/06/27	1,806,606

					55,383,838

Banks – 0.5%
Nouryon Finance BV (B+/B2) (1 mo. USD Term SOFR + 4.000%)
	11,766,464	9.427		04/03/28	11,599,733

Building & Construction – 1.3%
DG Investment Intermediate Holdings 2, Inc. (B-/B2) (1 mo. USD Term SOFR + 3.750%)
	4,665,135	9.181		03/31/28	4,578,644
DG Investment Intermediate Holdings 2, Inc. (CCC/Caa2) (1 mo. USD Term SOFR + 6.750%)
	600,000	12.181		03/30/29	528,000
Energize HoldCo LLC (B/B2) (1 mo. USD Term SOFR + 3.750%)
	5,986,408	9.181		12/08/28	5,900,383
Energize HoldCo LLC (CCC+/Caa2) (1 mo. USD Term SOFR + 6.750%)
	7,450,000	12.181	(c)	12/07/29	6,965,750

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value

Bank Loans(a)(b) – (continued)

Building & Construction – (continued)
KKR Apple Bidco LLC (B/B2) (1 mo. USD Term SOFR + 2.750%)
	$10,781,563	8.181%	09/22/28	$10,695,311

				28,668,088

Building Materials – 4.3%
ACProducts, Inc. (CCC+/B3) (3 mo. USD Term SOFR + 4.250%)
	2,838,474	9.902	05/17/28	2,333,850
American Builders & Contractors Supply Co., Inc. (BB+/Ba2) (1 mo. USD Term SOFR + 2.000%)
	5,385,974	7.416	01/15/27	5,374,933
Associated Materials, Inc. (B/B3) (1 mo. USD Term SOFR + 6.000%)
	9,275,941	11.311	03/08/29	7,513,512
Chamberlain Group, Inc. (B/B2) (1 mo. USD Term SOFR + 3.250%)
	11,973,656	8.661	11/03/28	11,777,168
Cornerstone Building Brands, Inc. (B/B2) (1 mo. USD Term
SOFR + 3.250%)
	6,669,094	8.682	04/12/28	6,489,896
CP Atlas Buyer, Inc. (B-/B2) (1 mo. USD Term SOFR + 3.750%)
	5,703,936	9.166	11/23/27	5,367,632
Griffon Corp. (BB/Ba2) (3 mo. USD Term SOFR + 2.250%)
	5,055,204	7.791	01/24/29	5,050,149
Icebox Holdco III, Inc. (B-/B2) (3 mo. USD Term SOFR + 3.750%)
	6,445,188	9.402	12/22/28	6,396,849
Icebox Holdco III, Inc. (CCC/Caa2) (3 mo. USD Term SOFR + 6.750%)
	1,525,000	12.402	12/21/29	1,372,500
LBM Acquisition LLC (B-/B3) (1 mo. USD Term SOFR + 3.750%)
	10,959,551	9.181	12/17/27	10,679,315
Oscar AcquisitionCo LLC (B/B1) (3 mo. USD Term SOFR + 4.500%)
	10,395,000	9.990	04/29/29	10,307,786
Quikrete Holdings, Inc. (BB-/Ba2) (1 mo. USD Term SOFR + 2.625%)
	4,959,330	8.056	02/01/27	4,946,931
Solis IV BV (B/B1) (3 mo. USD Term SOFR + 3.500%)
	6,577,411	8.891	02/26/29	6,394,888
Vector WP Holdco, Inc. (B/B2) (1 mo. USD Term SOFR + 5.000%)
	6,754,687	10.433	10/12/28	6,670,254

				90,675,663

Capital Goods - Others – 1.6%
ASP Unifrax Holdings, Inc. (CCC+/B2) (3 mo. USD Term SOFR +3.750%)
	8,090,184	9.290	12/12/25	7,528,078
Engineered Machinery Holdings, Inc. (B-/B1)
(3 mo. EUR EURIBOR + 3.750%)
EUR	3,350,637	7.722	05/21/28	3,519,683
(3 mo. USD Term SOFR + 3.500%)
	$5,326,517	9.152	05/19/28	5,293,227

Principal Amount	Interest Rate	Maturity Date	Value

Bank Loans(a)(b) – (continued)

Capital Goods - Others – (continued)
Engineered Machinery Holdings, Inc. (CCC+/Caa1)
(3 mo. USD Term SOFR + 6.000%)
$500,000	11.652%	05/21/29	$487,500
(3 mo. USD Term SOFR + 6.500%)
2,000,000	12.152	05/21/29	1,950,000
GHX Ultimate Parent Corp. (B-/B2) (3 mo. USD Term SOFR + 4.750%)
1,720,688	10.117	06/30/27	1,718,537
RC Buyer, Inc. (B-/B1) (1 mo. USD Term SOFR + 3.500%)
4,146,863	8.931	07/28/28	4,034,110
Team Health Holdings, Inc. (CCC+/Caa2) (1 mo. USD Term SOFR + 5.250%)
5,976,581	10.566	03/02/27	4,512,319
Tempo Acquisition LLC (BB-/Ba3) (1 mo. USD Term SOFR + 2.750%)
5,992,180	8.332	08/31/28	5,992,180

			35,035,634

Chemicals – 5.1%
Albaugh LLC (BB/Ba2) (3 mo. USD Term SOFR + 3.750%)
8,077,000	9.119	04/06/29	7,854,883
Ascend Performance Materials Operations LLC (B+/Ba3) (3 mo. USD Term SOFR + 4.750%)
5,992,143	10.318	08/27/26	5,851,687
Consolidated Energy Finance SA (BB-/Ba3) (1 mo. USD Term SOFR + 2.500%)
7,169,594	7.916	05/07/25	7,090,441
Cyanco Intermediate 2 Corp. (B/B2) (1 mo. USD Term SOFR + 4.750%)
5,000,000	10.066	07/10/28	5,001,550
Illuminate Buyer LLC (B+/B1) (1 mo. USD Term SOFR + 3.500%)
8,989,842	8.931	06/30/27	8,959,096
INEOS Enterprises Holdings U.S. Finco LLC (BB/Ba3) (3 mo. USD Term SOFR + 3.750%)
8,526,019	9.273	06/23/30	8,497,627
INEOS Styrolution U.S. Holding LLC (BB/Ba3) (1 mo. USD Term SOFR + 2.750%)
8,783,127	8.181	01/29/26	8,734,820
LSF11 A5 Holdco LLC (B/B1) (1 mo. USD Term SOFR + 3.500%)
11,166,633	8.810	10/15/28	10,890,259
Momentive Performance Materials, Inc. (B/Ba3) (1 mo. USD Term SOFR + 4.500%)
8,604,181	9.816	03/29/28	8,353,198
Polar U.S. Borrower LLC (CCC/B3) (3 mo. USD Term SOFR + 4.750%)
8,057,598	9.936	10/15/25	6,436,007
PQ Corp. (BB-/B1) (3 mo. USD Term SOFR + 2.500%)
5,129,417	7.969	06/09/28	5,107,002
Trident TPI Holdings, Inc. (B-/B2)
(3 mo. USD Term SOFR + 4.000%)
4,530,554	9.652	09/15/28	4,508,535
(3 mo. USD Term SOFR + 4.500%)
3,107,016	9.890	09/15/28	3,097,104

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Principal Amount		Interest Rate	Maturity Date	Value

Bank Loans(a)(b) – (continued)

Chemicals – (continued)
(3 mo. USD Term SOFR + 5.250%)
	$1,488,750	10.640%	09/15/28	$1,484,403
Trinseo Materials Operating SCA (B-/B1) (1 mo. USD Term SOFR + 2.500%)
	6,060,500	7.931	05/03/28	5,072,214
W.R. Grace & Co.-Conn. (B-/B1) (3 mo. USD Term SOFR + 3.750%)
	10,908,158	9.402	09/22/28	10,803,658

				107,742,484

Coal – 0.2%
Oxbow Carbon LLC (BB-/B1) (3 mo. USD Term SOFR + 4.000%)
	5,211,938	9.453	05/10/30	5,201,097

Commercial Services – 5.8%
Albion Financing 3 Sarl (BB-/B1) (3 mo. USD Term SOFR + 5.250%)
	8,105,625	10.857	08/17/26	8,100,599
Allied Universal Holdco LLC (B/B3)
(1 mo. EUR EURIBOR + 3.750%)
EUR	661,500	7.593	05/12/28	681,390
(1 mo. USD Term SOFR + 3.750%)
	$10,940,364	9.166	05/12/28	10,551,216
Amentum Government Services Holdings LLC (B/B2) (1 mo. USD Term SOFR + 4.000%)
	5,453,662	9.331	02/15/29	5,368,476
Ankura Consulting Group LLC (B-/B2) (1 mo. USD Term SOFR + 4.500%)
	6,022,001	9.931	03/17/28	5,974,307
Ankura Consulting Group LLC (CCC/Caa2) (3 mo. USD LIBOR + 8.000%)
	5,650,000	13.613	03/19/29	4,919,059
Anticimex International AB (B/B2) (3 mo. USD Term SOFR + 3.510%)
	6,435,375	8.450	11/16/28	6,375,076
APi Group DE, Inc. (BB-/Ba1) (1 mo. USD Term SOFR + 2.750%)
	11,676,329	8.181	01/03/29	11,692,792
CAB (NR/NR) (3 mo. EUR EURIBOR + 3.250%)
EUR	1,350,000	7.004	02/09/28	1,381,500
Conservice Midco LLC (B/B2) (3 mo. USD Term SOFR + 4.250%)
	$6,286,768	9.719	05/13/27	6,284,820
Element Materials Technology Group U.S. Holdings, Inc. (B/B1)
(3 mo. USD Term SOFR + 4.250%)
	5,621,679	9.740%	07/06/29	5,544,381
Garda World Security Corp. (B/B2)
(3 mo. USD Term SOFR + 4.250%)
	1,600,000	9.746	10/30/26	1,596,576
(3 mo. USD Term SOFR + 4.250%)
	10,642,500	9.646	02/01/29	10,619,193
Holding Socotec (B/B2)
(3 mo. EUR EURIBOR + 3.500%)
EUR	1,025,000	7.472	06/02/28	1,072,173

Principal Amount		Interest Rate		Maturity Date	Value

Bank Loans(a)(b) – (continued)

Commercial Services – (continued)
(3 mo. USD Term SOFR + 4.250%)
	$8,291,976	9.562	%(c)	06/30/28	$8,209,056
Thevelia LLC (B+/B1) (3 mo. USD Term SOFR + 4.000%)
	7,494,500	9.536		06/18/29	7,472,616
Vaco Holdings LLC (B/B3) (3 mo. USD Term SOFR + 5.000%)
	7,058,241	10.386		01/21/29	6,756,077
Verisure Holding AB (B+/B1) (3 mo. EUR EURIBOR + 3.000%)
EUR	12,040,000	6.972		03/27/28	12,573,612
Verscend Holding Corp. (B+/B2) (1 mo. USD Term SOFR + 4.000%)
	$7,636,224	9.431		08/27/25	7,628,053

					122,800,972

Consumer Cyclical Services – 3.1%
APX Group, Inc. (BB/Ba2) (1 mo. USD Term SOFR + 3.250%)
	12,557,539	8.689		07/10/28	12,540,084
Asurion LLC (B+/Ba3) (3 mo. USD Term SOFR + 3.250%)
	3,403,982	8.681		12/23/26	3,327,393
Dun & Bradstreet Corp. (B+/B1) (1 mo. USD Term SOFR + 3.250%)
	5,310,962	8.167		02/06/26	5,299,331
FCG Acquisitions, Inc. (B-/B2) (3 mo. USD Term SOFR + 4.750%)
	4,497,971	10.140		03/31/28	4,483,937
Hertz Corp. (BB+/Ba3) (1 mo. USD Term SOFR + 3.250%)
	12,791,799	8.681%		06/30/28	12,772,227
IRB Holding Corp. (B+/B2) (1 mo. USD Term SOFR + 3.000%)
	12,909,482	8.416		12/15/27	12,849,840
Stats Intermediate Holdings LLC (B-/B2) (3 mo. USD Term SOFR + 5.250%)
	8,748,275	10.888		07/10/26	8,165,028
Windsor Holdings III LLC (B+/B2) (1 mo. USD Term SOFR + 4.500%)
	5,725,000	9.830		08/01/30	5,696,375

					65,134,215

Consumer Products – 1.0%
Kronos Acquisition Holdings, Inc. (B-/B2) (3 mo. USD Term SOFR + 3.750%)
	10,883,093	9.402		12/22/26	10,815,074
Proampac PG Borrower LLC (B-/B3) (3 mo. USD Term SOFR + 3.750%)
	11,320,751	9.323		11/03/25	11,247,166

					22,062,240

Distributors – 0.4%
UGI Energy Services LLC (NR/Ba3) (1 mo. USD Term SOFR + 3.250%)
	8,075,650	8.666		02/22/30	8,051,100

Diversified Financial Services – 2.3%
AllSpring Buyer LLC (BB-/Ba2) (3 mo. USD Term SOFR + 4.000%)
	3,044,250	9.438		11/01/28	3,029,790
CQP Holdco LP (BB/B1) (1 mo. USD Term SOFR + 3.500%)
	10,726,312	8.818		06/05/28	10,723,845

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value

Bank Loans(a)(b) – (continued)

Diversified Financial Services – (continued)
DRW Holdings LLC (BB-/Ba3) (1 mo. USD Term SOFR + 3.750%)
	$10,202,096	9.181%	03/01/28	$10,172,306
Edelman Financial Center LLC (B/B2) (1 mo. USD LIBOR + 3.500%)
	6,458,482	4.250	04/07/28	6,382,595
Focus Financial Partners LLC (B+/B1)
(1 mo. USD Term SOFR + 3.250%)
	5,830,827	8.566	06/30/28	5,810,594
(1 mo. USD Term SOFR + 3.500%)
	1,725,000	8.816	06/30/28	1,721,308
Syncapay, Inc. (B/B2) (1 mo. USD Term SOFR + 6.500%)
	4,328,798	11.931	12/10/27	4,332,045
VFH Parent LLC (B+/Ba3) (1 mo. USD Term SOFR + 3.000%)
	7,920,000	8.418	01/13/29	7,849,037

				50,021,520

Diversified Manufacturing – 3.9%
Anvil International LLC (B-/B3) (3 mo. USD Term SOFR + 5.000%)
	6,751,225	10.469	05/28/26	6,393,950
Apex Tool Group LLC (CCC+/B2) (1 mo. USD Term SOFR + 5.250%)
	11,559,717	10.674	02/08/29	10,504,893
CeramTec AcquiCo GmbH (B/B2) (3 mo. EUR EURIBOR + 3.500%)
EUR	7,950,000	7.283	03/16/29	8,293,098
Crosby U.S. Acquisition Corp. (B-/B2) (1 mo. USD Term SOFR +4.750%)
	$5,511,113	10.174	06/26/26	5,493,423
Dynacast International LLC (NR/NR) (3 mo. USD Term SOFR + 4.500%)
	7,883,875	10.017	07/22/25	7,304,410
Fluid-Flow Products, Inc. (B-/B2) (3 mo. USD Term SOFR + 3.750%)
	7,107,855	9.503	03/31/28	7,034,573
Pelican Products, Inc. (B-/B2) (3 mo. USD Term SOFR + 4.250%)
	7,221,375	9.790	12/29/28	6,824,199
Titan Acquisition Ltd. (B-/B2) (3 mo. USD LIBOR + 3.000%)
	9,877,251	8.652	03/28/25	9,785,886
Vertical U.S. Newco, Inc. (B+/B1) (6 mo. USD Term SOFR + 3.500%)
	13,787,404	9.381	07/30/27	13,746,042
Victory Buyer LLC (CCC+/B3) (1 mo. USD Term SOFR + 3.750%)
	8,070,018	9.182	11/19/28	7,579,119

				82,959,593

Electric – 0.8%
Calpine Corp. (BB+/Ba2) (1 mo. USD Term SOFR + 2.500%)
	3,086,125	7.931	12/16/27	3,084,335
Pacific Gas & Electric Co. (BB-/B1) (1 mo. USD Term SOFR + 3.000%)
	10,524,408	8.431	06/23/25	10,517,146

Principal Amount		Interest Rate		Maturity Date	Value

Bank Loans(a)(b) – (continued)

Electric – (continued)
Pike Corp. (B/Ba3) (1 mo. USD Term SOFR + 3.000%)
	$3,780,822	8.431%		01/21/28	$3,772,164

					17,373,645

Energy – 1.4%
Delek U.S. Holdings, Inc. (BB+/B1) (1 mo. USD Term SOFR + 3.500%)
	10,948,506	8.916		11/19/29	10,854,130
Oryx Midstream Services Permian Basin LLC (BB-/Ba3) (1 mo. USD Term SOFR + 3.250%)
	11,227,697	8.692		10/05/28	11,210,182
Parkway Generation LLC (B+/B1) (1 mo. USD Term SOFR + 4.750%)
	8,788,069	10.181%		02/18/29	8,764,693

					30,829,005

Entertainment – 4.1%
Alterra Mountain Co. (B+/B1) (1 mo. USD Term SOFR + 3.500%)
	12,779,007	8.931		08/17/28	12,736,453
Arcis Golf LLC (B+/B2) (1 mo. USD Term SOFR + 4.250%)
	4,966,327	9.681		11/24/28	4,966,327
Cinemark USA, Inc. (BB/Ba2) (1 mo. USD Term SOFR + 3.750%)
	6,940,125	9.088		05/24/30	6,924,232
Fender Musical Instruments Corp. (B-/B3) (1 mo. USD Term SOFR + 4.000%)
	8,423,937	9.424		12/01/28	8,220,331
GVC Holdings Ltd. (BB/Ba1) (3 mo. USD Term SOFR + 3.500%)
	8,021,317	8.900		10/31/29	8,004,633
GVC Holdings Ltd. (BB/NR) (3 mo. USD Term SOFR + 2.500%)
	3,516,178	7.990		03/29/27	3,506,754
Luna III Sarl (BB-/B1) (6 mo. EUR EURIBOR + 4.175%)
EUR	12,050,000	8.246		10/23/28	12,713,365
Motion Finco Sarl (B/B2) (3 mo. USD Term SOFR + 3.250%)
	$1,128,262	8.903		11/12/26	1,124,878
Motion Finco Sarl (B+/B2) (3 mo. USD Term SOFR + 3.250%)
	8,756,174	8.903		11/12/26	8,729,905
National CineMedia LLC (NR/WR)
(3 mo. USD Term SOFR + 8.000%)
	984,380	0.000	(d)(e)	06/20/24	280,548
(U.S. (Fed) Prime Rate + 3.000%)
	5,502,835	11.500	(d)	06/20/25	1,554,551
Playtika Holding Corp. (BB+/Ba2) (1 mo. USD Term SOFR + 2.750%)
	8,503,780	8.181		03/13/28	8,487,877
Scientific Games International, Inc. (BB/Ba3) (1 mo. USD Term SOFR + 3.000%)
	4,974,811	8.434		04/14/29	4,968,593
SeaWorld Parks & Entertainment, Inc. (BB/Ba2) (1 mo. USD Term SOFR + 3.000%)
	4,926,087	8.431		08/25/28	4,908,649

					87,127,096

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Principal Amount		Interest Rate		Maturity Date	Value

Bank Loans(a)(b) – (continued)

Environmental – 0.2%
Covanta Holding Corp. (BB/Ba2) (1 mo. USD Term SOFR + 3.000%)
	$1,799,940	8.334%		11/30/28	$1,793,190
EnergySolutions LLC (B/B2) (1 mo. USD LIBOR + 4.750%)
	2,325,000	5.990	%(c)	09/18/30	2,307,563

					4,100,753

Food & Beverages – 1.2%
Chef’s Warehouse Leasing Co. LLC (B+/B2) (1 mo. USD Term SOFR + 4.750%)
	3,231,667	10.166		08/23/29	3,239,746
Chobani LLC (B-/B1) (1 mo. USD Term SOFR + 3.500%)
	7,140,755	8.931		10/25/27	7,134,044
Froneri International Ltd. (BB-/B1) (1 mo. USD Term SOFR + 2.250%)
	5,347,365	7.666		01/29/27	5,302,982
Sigma Bidco BV (B/B1) (6 mo. USD Term SOFR + 3.000%)
	186,346	8.210		07/02/25	185,569
Sunshine Investments BV (B+/B2) (3 mo. USD Term SOFR + 4.250%)
	10,257,788	9.615		07/12/29	10,232,143

					26,094,484

Food & Drug Retailing – 0.1%
United Natural Foods, Inc. (B+/B1) (1 mo. USD Term SOFR + 3.250%)
	1,375,000	8.681		10/22/25	1,371,562

Healthcare – 1.1%
Jazz Financing Lux Sarl (BB-/Ba2) (1 mo. USD Term SOFR + 3.500%)
	13,666,791	8.931		05/05/28	13,653,534
Matrix Medical Network of Arizona LLC (B-/B3) (1 mo. USD Term SOFR + 4.750%)
	2,981,075	10.181		02/17/25	2,861,832
Onex TSG Intermediate Corp. (B/B2) (3 mo. USD Term SOFR + 4.750%)
	7,056,417	10.381		02/28/28	6,530,715

					23,046,081

Healthcare - Services – 4.1%
Accelerated Health Systems LLC (B-/Caa1) (3 mo. USD Term SOFR + 4.250%)
	12,096,875	9.790		02/15/29	10,085,769
Biogroup-LCD (B/B2) (3 mo. EUR EURIBOR + 3.000%)
EUR	3,875,000	6.754		02/09/28	3,926,702
Da Vinci Purchaser Corp. (B/B2) (1 mo. USD Term SOFR + 4.000%)
	$3,332,776	9.431		01/08/27	3,291,117
Envision Healthcare Corp. (NR/WR) (3 mo. USD LIBOR + 3.750%)
	10,106,997	0.000	(d)(e)	10/10/25	101,070
Global Medical Response, Inc. (CCC+/Caa2) (3 mo. USD Term SOFR + 4.250%)
	8,823,035	9.881		03/14/25	6,124,686

Principal Amount		Interest Rate	Maturity Date	Value

Bank Loans(a)(b) – (continued)

Healthcare - Services – (continued)
Global Medical Response, Inc. (CCC+/NR) (3 mo. USD Term SOFR + 4.250%)
	$1,755,442	9.780%	10/02/25	$1,216,521
Help At Home, Inc. (B-/B1) (1 mo. USD Term SOFR + 5.000%)
	12,192,644	10.420%	10/29/27	12,018,155
Iris BidCo GmbH (NR/B3) (3 mo. EUR EURIBOR + 5.000%)
EUR	8,525,000	8.714	06/29/28	8,782,773
Lonza Group AG (B-/B2) (3 mo. USD Term SOFR + 3.925%)
	$8,598,299	9.415	07/03/28	7,596,941
NAPA Management Services Corp. (B-/B3) (1 mo. USD Term SOFR + 5.250%)
	6,599,500	10.666	02/23/29	5,296,099
RegionalCare Hospital Partners Holdings, Inc. (B/B2) (1 mo. USD Term SOFR + 3.750%)
	11,253,783	9.072	11/16/25	11,216,308
Summit Behavioral Healthcare LLC (B-/B2) (3 mo. USD Term SOFR + 4.750%)
	7,190,500	10.429	11/24/28	7,163,536
Summit Behavioral Healthcare LLC (CCC/Caa2) (3 mo. USD Term SOFR + 7.750%)
	3,800,000	13.429 (c)	11/26/29	3,629,000
U.S. Radiology Specialists, Inc. (B-/B3) (3 mo. USD Term SOFR + 5.250%)
	7,942,393	10.740	12/15/27	7,688,237

				88,136,914

Healthcare Products – 0.4%
Medline Borrower LP (B+/B1) (1 mo. USD Term SOFR + 3.250%)
	7,520,609	8.681	10/23/28	7,495,791

Home Construction – 0.3%
Core & Main LP (B+/B1) (1 mo. USD Term SOFR + 2.500%)
	5,887,992	7.804	07/27/28	5,870,328

Household Products – 0.1%
Knight Health Holdings LLC (B-/B3) (1 mo. USD Term SOFR + 5.250%)
	5,035,313	10.681	12/23/28	1,174,889

Insurance – 2.7%
Acrisure LLC (B/B2) (1 mo. USD LIBOR + 3.500%)
	10,900,522	8.931	02/15/27	10,733,090
Alliant Holdings Intermediate LLC (B/B2)
(1 mo. USD LIBOR + 3.500%)
	4,254,252	8.931	11/05/27	4,243,191
(1 mo. USD Term SOFR + 3.500%)
	5,951,084	8.831	11/05/27	5,938,051
AssuredPartners, Inc. (B/B2) (1 mo. USD Term SOFR + 3.500%)
	5,372,093	8.931	02/12/27	5,356,998
Hyperion Insurance Group Ltd. (B/B2) (1 mo. USD LIBOR + 3.250%)
	7,941,860	8.688	11/12/27	7,908,107
OneDigital Borrower LLC (B/B3) (1 mo. USD LIBOR + 4.250%)
	3,948,490	9.666	11/16/27	3,936,960

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value

Bank Loans(a)(b) – (continued)

Insurance – (continued)
Sedgwick Claims Management Services, Inc. (B/B2) (1 mo. USD Term SOFR + 3.750%)
	$11,204,003	9.066%	02/24/28	$11,174,649
USI, Inc. (B/B1) (3 mo. USD Term SOFR + 3.750%)
	7,236,124	9.140	11/22/29	7,225,052

				56,516,098

Lodging – 1.1%
Caesars Entertainment Corp. (B+/Ba3) (1 mo. USD Term SOFR + 3.250%)
	5,323,250	8.666	02/06/30	5,319,950
Hilton Grand Vacations Borrower LLC (BBB-/Ba1) (1 mo. USD Term SOFR + 3.000%)
	11,671,307	8.431	08/02/28	11,676,792
Playa Resorts Holding BV (B+/B2) (1 mo. USD Term SOFR + 4.250%)
	7,394,125	9.581	01/05/29	7,391,611

				24,388,353

Machinery-Diversified – 1.0%
Chart Industries, Inc. (B+/Ba3) (1 mo. USD Term SOFR + 3.750%)
	4,402,879	9.174	03/15/30	4,402,879
Project Castle, Inc. (B-/Caa1) (3 mo. USD Term SOFR + 5.500%)
	7,192,945	10.818	06/01/29	6,365,757
SPX Flow, Inc. (B-/B2) (1 mo. USD Term SOFR + 4.500%)
	9,417,649	9.916	04/05/29	9,388,737
TK Elevator Topco GmbH (B+/B1) (6 mo. EUR EURIBOR + 3.625%)
EUR	1,605,000	7.597	07/30/27	1,686,077

				21,843,450

Media – 0.3%
Cogeco Communications USA II LP (NR/B1) (3 mo. USD Term SOFR + 3.250%)
	$4,375,000	8.566	09/18/30	4,302,069
Zacapa Sarl (B/B2) (3 mo. USD Term SOFR + 4.000%)
	2,219,367	9.390	03/22/29	2,199,947

				6,502,016

Media - Cable – 2.3%
Altice Financing SA (B/B3) (3 mo. USD Term SOFR + 5.000%)
	10,804,331	10.308	10/31/27	10,678,245
Altice France SA (B/B2) (3 mo. USD Term SOFR + 5.500%)
	12,420,113	10.808	08/15/28	11,212,257
DirecTV Financing LLC (BB/Ba3) (1 mo. USD Term SOFR + 5.000%)
	3,138,873	10.431	08/02/27	3,063,885
Gray Television, Inc. (BB/Ba2) (1 mo. USD Term SOFR + 3.000%)
	4,870,055	8.444	12/01/28	4,742,216
Virgin Media Bristol LLC (BB-/Ba3)
(1 mo. USD Term SOFR + 2.500%)
	10,583,080	7.947	01/31/28	10,266,963

Principal Amount	Interest Rate		Maturity Date	Value

Bank Loans(a)(b) – (continued)

Media - Cable – (continued)
(1 mo. USD Term SOFR + 3.250%)
$8,300,000	8.697%		01/31/29	$8,086,773

				48,050,339

Media - Non Cable – 2.1%
Allen Media LLC (B+/Ba3) (3 mo. USD Term SOFR + 5.500%)
4,354,004	11.040		02/10/27	3,859,825
CMG Media Corp. (B+/B1) (3 mo. USD Term SOFR + 3.500%)
6,247,205	8.990		12/17/26	5,700,574
Diamond Sports Group LLC (NR/WR) (1 mo. USD Term SOFR +1.000%)
2,687,115	0.000	(d)(e)	08/24/26	52,399
Entercom Media Corp. (CCC/B2) (3 mo. USD Term SOFR + 2.500%)
8,622,099	8.131		11/18/24	3,657,667
Getty Images, Inc. (BB-/B1) (3 mo. USD Term SOFR + 4.500%)
8,020,004	9.990		02/19/26	8,028,024
iHeartCommunications, Inc. (B+/B1)
(1 mo. USD Term SOFR + 3.000%)
4,358,982	8.431		05/01/26	3,907,305
(1 mo. USD Term SOFR + 3.250%)
6,777,591	8.681		05/01/26	6,055,777
NEP/NCP Holdco, Inc. (CCC/Caa3) (1 mo. USD Term SOFR + 7.000%)
3,200,000	12.431		10/19/26	2,509,344
Taboola.com Ltd. (BB-/B1) (1 mo. USD Term SOFR + 4.000%)
5,498,920	9.431		09/01/28	5,478,299
Voyage Digital Ltd. (BB-/Ba3) (3 mo. USD Term SOFR + 4.250%)
4,573,091	9.630	(c)	05/11/29	4,561,658

				43,810,872

Metals & Mining – 0.4%
Arsenal AIC Parent LLC (B+/Ba3) (3 mo. USD Term SOFR + 4.500%)
2,575,000	9.879		08/18/30	2,567,481
PMHC II, Inc. (B-/B3) (3 mo. USD Term SOFR + 4.250%)
5,952,276	9.699		04/23/29	5,604,604

				8,172,085

Midstream – 1.7%
AL GCX Holdings LLC (B+/Ba3) (3 mo. USD Term SOFR + 3.500%)
4,633,466	8.777		05/17/29	4,633,466
AL NGPL Holdings LLC (B+/Ba3) (3 mo. USD Term SOFR + 3.500%)
7,521,670	8.918		04/13/28	7,526,408
Buckeye Partners LP (BB+/Ba1) (1 mo. USD Term SOFR + 2.250%)
10,686,783	7.666		11/01/26	10,670,753
M6 ETX Holdings II Midco LLC (B+/B1) (1 mo. USD Term SOFR + 4.500%)
7,183,269	9.920		09/19/29	7,156,332

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Bank Loans(a)(b) – (continued)

Midstream – (continued)
Medallion Midland Acquisition LLC (B+/B2) (3 mo. USD Term SOFR + 3.750%)
$6,422,776	9.150%	10/18/28	$6,422,776

			36,409,735

Non Captive – 0.1%
Avolon TLB Borrower 1 LLC (BBB-/Baa2) (1 mo. USD Term SOFR + 2.500%)
2,443,875	7.825	06/22/28	2,441,749
Oil Field Services – 0.9%
BANGL LLC (BB-/B2) (1 mo. USD Term SOFR + 4.500%)
5,550,000	9.830	02/01/29	5,497,997
ChampionX Corp. (BBB/Ba2) (1 mo. USD Term SOFR + 3.250%)
13,026,563	8.166	06/07/29	13,038,807

			18,536,804

Packaging – 2.8%
Berlin Packaging LLC (B-/B2) (1 mo. USD Term SOFR + 3.250%)
8,821,459	8.581	03/11/28	8,675,905
Canister International Group, Inc. (B/B2) (1 mo. USD Term SOFR + 4.750%)
3,293,626	10.166	12/21/26	3,301,860
Charter NEX U.S., Inc. (B/B3) (1 mo. USD Term SOFR + 3.750%)
10,959,966	9.181	12/01/27	10,850,366
Clydesdale Acquisition Holdings, Inc. (B/B2) (1 mo. USD Term SOFR + 4.175%)
4,739,178	9.591	04/13/29	4,669,465
Klockner-Pentaplast of America, Inc. (B-/B3) (6 mo. USD Term SOFR + 4.750%)
6,035,009	10.476	02/12/26	5,793,609
LABL, Inc. (B-/B2) (1 mo. USD Term SOFR + 5.000%)
9,487,916	10.416	10/29/28	9,448,826
Pretium PKG Holdings, Inc. (CCC+/B3) (3 mo. USD Term SOFR +4.000%)
2,755,574	9.486	10/02/28	1,663,953
Tosca Services LLC (CCC+/B3) (3 mo. USD Term SOFR + 3.500%)
10,607,211	9.131	08/18/27	8,678,926
TricorBraun Holdings, Inc. (B-/B2) (1 mo. USD Term SOFR + 3.250%)
7,277,982	8.681	03/03/28	7,131,622

			60,214,532

Paper – 0.2%
Pregis TopCo Corp. (B-/B2) (1 mo. USD Term SOFR + 3.750%)
4,855,526	9.066	07/31/26	4,841,640

Pharmaceuticals – 1.5%
Covetrus, Inc. (B-/B1) (3 mo. USD Term SOFR + 5.000%)
12,835,500	10.390	10/13/29	12,686,480

Principal Amount		Interest Rate	Maturity Date	Value

Bank Loans(a)(b) – (continued)

Pharmaceuticals – (continued)
Gainwell Acquisition Corp. (B/B2) (3 mo. USD Term SOFR + 4.000%)
	$6,547,821	9.490%	10/01/27	$6,377,971
Organon & Co. (BB/Ba2) (1 mo. USD Term SOFR + 3.000%)
	12,612,604	8.442	06/02/28	12,574,765

				31,639,216

Pipelines – 0.5%
ITT Holdings LLC (BB-/Ba2) (1 mo. USD Term SOFR + 2.750%)
	6,079,874	8.181	07/10/28	6,063,398
NorthRiver Midstream Finance LP (BB/Ba3) (1 mo. USD Term SOFR + 3.000%)
	3,890,447	8.327	08/16/30	3,875,857

				9,939,255

Real Estate Investment Trust – 0.2%
Forest City Enterprises LP (B-/Caa1) (1 mo. USD Term SOFR + 3.500%)
	5,598,084	8.931	12/08/25	5,038,275

Restaurants – 0.5%
1011778 BC Unlimited Liability Co. (BB+/WR) (1 mo. USD LIBOR + 1.750%)
	10,737,908	7.189	11/19/26	10,699,563

Retailers – 3.8%
AppLovin Corp. (BB/Ba3)
(1 mo. USD Term SOFR + 3.100%)
	7,180,502	8.416	10/25/28	7,167,648
(3 mo. USD Term SOFR + 3.100%)
	13,619,229	8.416	08/14/30	13,576,737
BCPE Empire Holdings, Inc. (B-/B3) (1 mo. USD Term SOFR + 4.750%)
	7,770,713	10.066	12/11/28	7,762,942
Burlington Coat Factory Warehouse Corp. (BBB-/Ba1) (1 mo. USD Term SOFR + 2.000%)
	5,386,225	7.431	06/24/28	5,375,021
Constellation Automotive Ltd. (NR/B2) (6 mo. EUR EURIBOR + 4.000%)
EUR	4,653,879	7.781	07/28/28	4,606,103
Constellation Automotive Ltd. (NR/Caa2) (SONIA + 7.500%)
GBP	700,000	12.684	07/27/29	589,043
Dealer Tire Financial LLC (B-/B1) (1 mo. USD Term SOFR + 4.500%)
	$9,451,076	9.816	12/14/27	9,457,030
EG America LLC (B-/B3) (2 mo. USD Term SOFR + 4.000%)
	3,813,503	9.480	02/07/25	3,746,767
EG Group Ltd. (B-/B3) (3 mo. USD Term SOFR + 4.000%)
	3,762,695	9.400	02/07/25	3,696,848
Harbor Freight Tools USA, Inc. (BB-/B2) (1 mo. USD Term SOFR + 2.750%)
	9,278,341	8.181	10/19/27	9,198,177
Restoration Hardware, Inc. (B+/B1) (1 mo. USD Term SOFR + 2.500%)
	4,424,237	7.818	10/20/28	4,240,809

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value

Bank Loans(a)(b) – (continued)

Retailers – (continued)
Shutterfly, Inc. (CCC+/Caa2) (3 mo. USD Term SOFR + 4.000%)
	$1,609,941	10.390%		10/01/27	$1,063,897
Shutterfly, Inc. (NR/NR) (3 mo. USD Term SOFR + 6.000%)
	913,641	11.400		10/01/27	909,457
Staples, Inc. (B-/B3) (3 mo. USD LIBOR + 5.000%)
	6,250,618	10.634		04/16/26	5,350,029
TruGreen Ltd. Partnership (B-/B3) (1 mo. USD Term SOFR + 4.000%)
	2,530,116	9.416		11/02/27	2,399,815
TruGreen Ltd. Partnership (CCC/Caa3) (3 mo. USD Term SOFR + 8.500%)
	2,200,000	14.131	(c)	11/02/28	1,518,000

					80,658,323

Software – 0.2%
ZoomInfo LLC (NR/Ba1) (1 mo. USD Term SOFR + 2.750%)
	4,680,871	8.166		02/28/30	4,675,020

Technology – 0.7%
Ingram Micro, Inc. (BB-/B1) (3 mo. USD Term SOFR + 3.000%)
	4,761,473	8.653		06/30/28	4,745,093
Uber Technologies, Inc. (BB/Ba2) (3 mo. USD Term SOFR + 2.750%)
	4,069,250	8.159		03/03/30	4,065,547
Ultra Clean Holdings, Inc. (B+/B1) (1 mo. USD Term SOFR + 3.750%)
	6,114,566	9.181		08/27/25	6,118,419

					14,929,059

Technology - Hardware – 1.3%
Altar Bidco, Inc. (B/B1) (6 mo. USD Term SOFR + 3.100%)
	1,488,693	8.127		02/01/29	1,481,250
Entegris, Inc. (BB/Baa3) (3 mo. USD Term SOFR + 2.500%)
	5,566,091	7.853		07/06/29	5,564,365
II-VI, Inc. (BB-/Ba2) (1 mo. USD Term SOFR + 2.750%)
	10,125,632	8.181		07/02/29	10,081,383
MKS Instruments, Inc. (BB/Ba1)
(1 mo. EUR EURIBOR + 3.000%)
EUR	792,000	6.858		08/17/29	833,683
(1 mo. USD Term SOFR + 2.500%)
	$4,681,125	7.916		08/17/27	4,657,719
(1 mo. USD Term SOFR + 2.750%)
	5,692,500	8.166		08/17/29	5,683,335

					28,301,735

Technology - Software/Services – 5.1%
Ahead DB Holdings LLC (B+/B1) (3 mo. USD Term SOFR + 3.750%)
	9,857,797	9.240		10/18/27	9,759,219
Atlas Purchaser, Inc. (CCC+/Caa2) (3 mo. USD Term SOFR + 9.000%)
	1,225,000	14.659		05/07/29	551,250
Camelot U.S. Acquisition LLC (B+/B1)
(1 mo. USD Term SOFR + 3.000%)
	5,564,684	0.000		10/30/26	5,550,773

Principal Amount		Interest Rate		Maturity Date	Value

Bank Loans(a)(b) – (continued)

Technology - Software/Services – (continued)
(1 mo. USD Term SOFR + 3.000%)
	$5,068,112	8.431%		10/30/26	$5,060,865
Castle U.S. Holding Corp. (CCC+/B3) (3 mo. USD Term SOFR + 3.750%)
	7,174,142	9.434		01/29/27	5,603,507
CentralSquare Technologies LLC (B-/Caa1) (3 mo. USD Term SOFR + 3.750%)
	9,562,582	9.290		08/29/25	9,026,025
Ceridian HCM Holding, Inc. (B+/Ba3) (1 mo. USD Term SOFR +2.500%)
	9,049	7.931		04/30/25	9,040
DCert Buyer, Inc. (B-/B2) (1 mo. USD Term SOFR + 4.000%)
	9,411,684	9.316		10/16/26	9,340,061
DCert Buyer, Inc. (CCC/Caa2) (1 mo. USD Term SOFR + 7.000%)
	1,700,000	12.316		02/19/29	1,583,839
Loyalty Ventures, Inc. (NR/WR) (3 mo. U.S. (Fed) Prime Rate + 5.500%)
	11,629,469	13.750	(c)(d)	11/03/27	58,147
Magenta Buyer LLC (B-/B2) (3 mo. USD Term SOFR + 5.000%)
	4,198,313	10.631		07/27/28	3,111,412
Magenta Buyer LLC (CCC/Caa2) (3 mo. USD LIBOR + 8.250%)
	1,300,000	13.881		07/27/29	598,000
McAfee LLC (B-/B2) (1 mo. USD Term SOFR + 3.750%)
	8,777,778	9.180		03/01/29	8,561,054
Peraton Corp. (B/B1) (1 mo. USD Term SOFR + 3.750%)
	11,371,552	9.166		02/01/28	11,336,073
Peraton Corp. (NR/NR) (3 mo. USD Term SOFR + 7.750%)
	5,411,236	13.233		02/01/29	5,284,991
Physician Partners LLC (B+/B2) (1 mo. USD Term SOFR + 4.000%)
	8,474,970	9.416		12/23/28	8,040,628
Quartz Acquireco LLC (B/B1) (1 mo. USD Term SOFR + 3.500%)
	2,475,000	8.818		06/28/30	2,468,813
Severin Acquisition LLC (B/B2) (3 mo. USD Term SOFR + 3.000%)
	6,636,354	8.369		08/01/25	6,624,475
Travelport Finance Sarl (B-/B3) (1 mo. USD LIBOR + 1.600%)
	172,117	12.545		02/28/25	163,060
Travelport Finance Sarl (NR/Caa3) (3 mo. USD Term SOFR + 8.500%)
	1,310,555	13.365		05/29/26	751,380
Virtusa Corp. (B/B1) (3 mo. USD LIBOR + 3.750%)
	9,537,129	9.434		02/11/28	9,455,682
World Wide Technology Holding Co. LLC (BB/Ba3) (1 mo. USD Term SOFR + 3.250%)
	6,243,625	8.678		03/01/30	6,235,821

					109,174,115

Telecommunications – 2.5%
Adevinta ASA (BB-/Ba2)
(3 mo. EUR EURIBOR + 2.500%)
EUR	3,625,781	6.441		06/26/28	3,829,025

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Principal Amount		Interest Rate	Maturity Date	Value

Bank Loans(a)(b) – (continued)

Telecommunications – (continued)
(3 mo. USD Term SOFR + 2.750%)
	$3,697,777	8.322%	06/26/28	$3,693,192
Barracuda Networks, Inc. (B/B2) (3 mo. USD Term SOFR + 4.500%)
	4,407,795	9.869	08/15/29	4,358,780
Buzz Finco LLC (B/B1)
(1 mo. USD Term SOFR + 2.750%)
	5,925,590	8.166	01/29/27	5,914,509
(1 mo. USD Term SOFR + 3.250%)
	267,727	8.666	01/29/27	267,227
Endure Digital, Inc. (B/B2) (3 mo. USD LIBOR + 3.500%)
	8,786,206	8.792	02/10/28	8,515,327
Imperva, Inc. (CCC+/B2) (3 mo. USD Term SOFR + 4.000%)
	5,696,086	9.627	01/12/26	5,701,156
Intelsat Jackson Holdings SA (B+/B2) (3 mo. USD Term SOFR + 4.250%)
	12,441,592	9.772	02/01/29	12,402,028
Lorca Holdco Ltd. (NR/B1) (6 mo. EUR EURIBOR + 3.700%)
EUR	4,875,000	7.522	09/17/27	5,113,634
MLN U.S. HoldCo LLC (NR/NR) (3 mo. USD Term SOFR + 9.250%)
	$2,674,726	14.761 (c)	10/18/27	187,231
PUG LLC (B-/B3) (1 mo. USD Term SOFR + 3.500%)
	4,554,333	8.931	02/12/27	4,287,905

				54,270,014

Textiles – 0.6%
Fanatics Commerce Intermediate Holdco LLC (BB-/Ba3) (1 mo. USD Term SOFR + 3.250%)
	10,041,150	8.828	11/24/28	10,011,830
New Trojan Parent, Inc. (CCC-/Caa3) (1 mo. USD Term SOFR + 7.250%)
	1,100,000	12.681	01/05/29	418,000
New Trojan Parent, Inc. (CCC+/Caa1) (1 mo. USD Term SOFR + 3.250%)
	6,483,287	8.685	01/06/28	3,382,136

				13,811,966

Transportation Services – 1.1%
Dynasty Acquisition Co., Inc. (B-/B3) (1 mo. USD Term SOFR + 4.000%)
	3,989,637	9.318%	08/24/28	3,978,227
Kenan Advantage Group, Inc. (B/B2) (3 mo. USD Term SOFR + 3.750%)
	7,390,200	9.477	03/24/26	7,350,145
LaserShip, Inc. (CCC+/B3) (6 mo. USD Term SOFR + 4.500%)
	2,500,820	10.396	05/07/28	2,309,507
MH Sub I LLC (B/B1) (1 mo. USD Term SOFR + 4.250%)
	7,819,559	9.566	05/03/28	7,554,398

Principal Amount		Interest Rate		Maturity Date	Value

Bank Loans(a)(b) – (continued)

Transportation Services – (continued)
MH Sub I LLC (CCC+/Caa1) (1 mo. USD Term SOFR + 6.250%)
	$2,400,000	11.566%		02/23/29	$2,120,256

					23,312,533

TOTAL BANK LOANS (Cost $1,933,750,195)					$1,847,827,585

Corporate Obligations – 5.5%

Aerospace & Defense(f)(g) – 0.1%
Spirit AeroSystems, Inc. (CCC+/Caa1)
	$2,790,000	4.600%		06/15/28	$2,172,824

Automotive(f)(h) – 0.6%
Dornoch Debt Merger Sub, Inc. (CCC/Caa2)
	5,970,000	6.625		10/15/29	4,935,399
Ford Motor Credit Co. LLC (BB+/Ba1)
	650,000	4.687		06/09/25	623,656
	4,677,000	4.950		05/28/27	4,390,206
	3,600,000	7.350		11/04/27	3,672,504

					13,621,765

Banks(h) – 0.1%
Freedom Mortgage Corp. (B/B2)
	3,120,000	6.625		01/15/27	2,742,043

Chemicals(f)(h) – 0.6%
Herens Holdco Sarl (B-/B2)
	4,200,000	4.750		05/15/28	3,259,368
Olympus Water U.S. Holding Corp. (B-/B3)
	4,160,000	9.750		11/15/28	4,154,259
Polar U.S. Borrower LLC/Schenectady International Group, Inc. (CCC-/Caa2)
	9,085,000	6.750		05/15/26	4,586,563
Rayonier AM Products, Inc. (B-/B2)
	240,000	7.625		01/15/26	202,675

					12,202,865

Commercial Services(f)(h) – 0.3%
APX Group, Inc. (B/Ba3)
	1,928,000	5.750		07/15/29	1,626,634
Paysafe Finance PLC/Paysafe Holdings U.S. Corp. (B/B2)
	3,450,000	4.000	(g)	06/15/29	2,845,043
Verisure Midholding AB (B-/B3)
EUR	1,075,000	5.250		02/15/29	997,317

					5,468,994

Diversified Financial Services(f)(h) – 0.6%
LPL Holdings, Inc. (BBB-/Baa3)
	$2,489,000	4.000		03/15/29	2,167,097
United Wholesale Mortgage LLC (NR/Ba3)
	3,330,000	5.500		04/15/29	2,813,717
VistaJet Malta Finance PLC/Vista Management Holding, Inc. (B-/B3)
	6,805,000	7.875	(g)	05/01/27	5,860,330

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Diversified Financial Services(f)(h) – (continued)
$2,965,000	6.375%		02/01/30	$2,290,670

				13,131,814

Healthcare Providers & Services(f)(h) – 0.6%
CHS/Community Health Systems, Inc. (B-/B3)
5,150,000	5.250		05/15/30	3,923,837
CHS/Community Health Systems, Inc. (CCC-/Caa2)
1,125,000	6.125		04/01/30	576,731
Medline Borrower LP (B+/B1)
10,100,000	3.875		04/01/29	8,533,894

				13,034,462

Internet(f)(h) – 0.1%
ANGI Group LLC (B/B2)
1,055,000	3.875		08/15/28	825,685
Go Daddy Operating Co. LLC/GD Finance Co., Inc. (BB-/Ba3)
1,942,000	3.500		03/01/29	1,630,620
Match Group Holdings II LLC (BB/Ba3)
665,000	3.625		10/01/31	524,319

				2,980,624

Leisure Time(f)(h) – 0.3%
Carnival Corp. (B/B3)
960,000	5.750		03/01/27	868,359
Carnival Corp. (BB-/Ba2)
1,290,000	7.000		08/15/29	1,272,830
MajorDrive Holdings IV LLC (CCC+/Caa2)
2,543,000	6.375		06/01/29	2,103,112
Royal Caribbean Cruises Ltd. (BB-/B1)
1,860,000	5.500		04/01/28	1,705,936

				5,950,237

Lodging(f)(h) – 0.2%
Travel & Leisure Co. (BB-/Ba3)
4,332,000	4.500		12/01/29	3,642,649

Machinery - Construction & Mining(f)(h) – 0.4%
Vertiv Group Corp. (BB-/B1)
8,450,000	4.125		11/15/28	7,424,677

Media(f) – 0.2%
Cumulus Media New Holdings, Inc. (B/B3)
4,100,000	6.750	(h)	07/01/26	3,106,283
Diamond Sports Group LLC/Diamond Sports Finance Co.
(NR/WR)
2,350,000	5.375	(d)(h)	08/15/26	55,671
3,225,000	6.625	(d)(h)(i)	08/15/27	66,467
iHeartCommunications, Inc. (CCC+/Caa1)
1	8.375		05/01/27	1

				3,228,422

Miscellaneous Manufacturing(f) – 0.0%
Hillenbrand, Inc. (BB+/Ba1)
922,000	3.750		03/01/31	738,227

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Oil Field Services – 0.3%
Noble Finance II LLC (BB-/B2)
$800,000	8.000	%(f)(h)	04/15/30	$809,624
Sitio Royalties Operating Partnership LP/Sitio Finance Corp. (B/B3)
1,720,000	7.875	(h)	11/01/28	1,724,214
Sunoco LP/Sunoco Finance Corp. (BB/Ba3)
2,070,000	7.000	(h)	09/15/28	2,042,014
1,425,000	4.500	(f)	04/30/30	1,234,178

				5,810,030

Packaging(f)(h) – 0.1%
LABL, Inc. (B-/B2)
2,005,000	5.875		11/01/28	1,801,512

Pipelines(f)(h) – 0.1%
ITT Holdings LLC (B-/B3)
2,305,000	6.500		08/01/29	1,970,775

Real Estate(f)(g)(h) – 0.1%
Realogy Group LLC/Realogy Co.-Issuer Corp. (B-/B3)
2,885,000	5.250		04/15/30	2,002,017

Retailing(f)(h) – 0.1%
LCM Investments Holdings II LLC (B+/B2)
2,285,000	4.875		05/01/29	1,934,070
Specialty Building Products Holdings LLC/SBP Finance Corp. (B/B3)
855,000	6.375		09/30/26	801,870

				2,735,940

Software(f)(h) – 0.6%
AthenaHealth Group, Inc. (CCC/Caa2)
8,970,000	6.500		02/15/30	7,490,757
Castle U.S. Holding Corp. (CCC-/Caa2)
7,910,000	9.500		02/15/28	4,239,048
Rackspace Technology Global, Inc. (CCC+/B3)
3,380,000	3.500		02/15/28	1,581,908

				13,311,713

Transportation(f)(g)(h) – 0.1%
Rand Parent LLC (BB/Ba1)
2,705,000	8.500		02/15/30	2,501,719

TOTAL CORPORATE OBLIGATIONS (Cost $145,638,106)				$116,473,309

Asset-Backed Securities(b)(f)(h) – 1.4%

Collateralized Loan Obligations – 1.4%
Golub Capital Partners 48 LP Series 2020-48A, Class D (BBB-/NR) (3 mo. USD Term SOFR + 4.062%)
$5,400,000	9.370%		04/17/33	$5,086,368
ICG U.S. CLO Ltd. Series 2015-2RA, Class C (NR/Baa3) (3 mo. USD Term SOFR + 3.762%)
2,100,000	9.070		01/16/33	1,938,193

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities(b)(f)(h) – (continued)

Collateralized Loan Obligations – (continued)
Race Point VIII CLO Ltd. Series 2013-8A, Class DR2 (BBB-/NR) (3 mo. USD Term SOFR + 3.762%)
$3,235,000	9.141%	02/20/30	$3,177,630
TCW CLO AMR Ltd. Series 2019-1A, Class DR (BBB-/NR) (3 mo. USD Term SOFR + 3.932%)
4,900,000	9.303	08/16/34	4,766,196
THL Credit Wind River CLO Ltd. Series 2017-1A, Class DR (BBB-/NR) (3 mo. USD Term SOFR + 3.982%)
4,000,000	9.292	04/18/36	3,627,676
Tikehau U.S. CLO I Ltd. Series 2021-1A, Class E (NR/Ba3) (3 mo. USD Term SOFR + 7.172%)
5,000,000	12.482	01/18/35	4,405,255
Tralee CLO V Ltd. Series 2018-5A, Class DR (BBB-/NR) (3 mo. USD Term SOFR + 4.072%)
7,000,000	9.398	10/20/34	6,228,047

TOTAL ASSET-BACKED SECURITIES (Cost $31,221,997)			$29,229,365

Shares	Description		Value

Common Stocks(d) –0.2%

Aerospace & Defense – 0.2%
199,380	Swissport Ltd.		$3,478,110

Media – 0.0%
162,749	Bright Pattern Holdco(c)		1,627
579,399	Clear Channel Outdoor Holdings, Inc.		915,450

			917,077

Specialty Retail – 0.0%
9,541	Neiman Marcus Group Ltd. LLC		1,087,674

TOTAL COMMON STOCKS (Cost $9,090,094)			$5,482,861

Units	Expiration Date		Value

Warrants(d) –0.1%
Aspect Software, Inc. (NR/NR)(c)
162,749			$1,628
Cineworld (NR/NR)
50,868			1,181,607
Noble Corp. PLC (NR/NR)
6,346	02/04/28		191,142

(Cost $ 15,865)

TOTAL WARRANTS (Cost $ 785,877)			$1,374,377

Shares		Description	Value

Exchange Traded Funds – 2.0%
	24,605	Eaton Vance Floating-Rate
		Income Trust (NR/NR)(g)	$302,888
	529,943	Invesco Senior Income Trust (NR/NR)	2,077,377
	922,355	Invesco Senior Loan ETF (NR/NR)(g)	19,360,231
	146,959	Nuveen Credit Strategies Income Fund (NR/NR)(g)	743,612
	811,390	Nuveen Floating Rate Income Fund (NR/NR)	6,661,512
	311,694	SPDR Blackstone Senior Loan ETF (NR/NR)	13,069,329

TOTAL EXCHANGE TRADED FUNDS (Cost $43,560,889)			$42,214,949

Shares	Dividend Rate		Value

Investment Company(j) –2.3%

Goldman Sachs Financial Square Government Fund — Institutional Shares
	49,194,258	5.240%	$49,194,258
(Cost $49,194,258)

Securities Lending Reinvestment Vehicle(j) –1.0%
Goldman Sachs Financial Square Government Fund — Institutional Shares
	22,220,314	5.240%	$22,220,314
(Cost $22,220,314)

TOTAL INVESTMENTS – 99.1% (Cost $2,235,461,730)			$2,114,017,018

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.9%			$19,070,205

NET ASSETS – 100.0%			$2,133,087,223

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

(a)

Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. As bank loan positions may involve multiple underlying tranches for which the aggregate position is presented, the stated interest rate represents the weighted average interest rate of all contracts on September 30, 2023. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the Secured Overnight Financing Rate (“SOFR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(b)

Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on September 30, 2023.

(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e., Level 3.
(d)	Security is currently in default and/or non-income producing.

(e)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.

(f)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(g)	All or a portion of security is on loan.

(h)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(i)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(j)	Represents an Affiliated Issuer.

Security ratings disclosed, if any, are obtained from S&P’s /Moody’s Investor Service and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2023, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

MS & Co. Int. PLC	USD	79,084,528	EUR	73,833,628	12/06/23	$788,747

FUTURES CONTRACTS — At September 30, 2023, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Short position contracts:
10 Year U.S. Treasury Notes	(165)	12/19/23	$(17,830,312)	$327,081
2 Year U.S. Treasury Notes	(125)	12/29/23	(25,338,867)	50,614
5 Year U.S. Treasury Notes	(511)	12/29/23	(53,838,641)	430,212
Ultra 10-Year U.S. Treasury Note	(59)	12/19/23	(6,582,188)	191,979

TOTAL FUTURES CONTRACTS				$999,886

Currency Abbreviations:
EUR	— Euro
GBP	— British Pound
USD	— U.S. Dollar

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

Investment Abbreviations:
CLO	— Collateralized Loan Obligation
ETF	— Exchange Traded Fund
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
LP	— Limited Partnership
PLC	— Public Limited Company
SOFR	— Secured Overnight Funding Rate
SONIA	— Sterling Overnight Index Average

Abbreviation:
MS & Co. Int. PLC —Morgan Stanley & Co. International PLC

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – 85.5%

Aerospace & Defense – 1.6%
Boeing Co.(a)
$1,150,000	2.196%		02/04/26	$1,056,470
1,950,000	3.450		11/01/28	1,753,791
1,375,000	3.250		02/01/35	1,055,464
500,000	3.550		03/01/38	366,055
1,306,000	3.375		06/15/46	833,463
575,000	3.625		03/01/48	372,962
900,000	3.850		11/01/48	614,106
L3Harris Technologies, Inc.(a)
1,125,000	5.400		07/31/33	1,081,316
Northrop Grumman Corp.
75,000	4.750		06/01/43	64,118
RTX Corp.(a)
1,975,000	4.125		11/16/28	1,838,646

				9,036,391

Agriculture – 1.0%
Altria Group, Inc.(a)
975,000	4.800		02/14/29	927,147
BAT Capital Corp.(a)
200,000	3.557		08/15/27	182,662
1,350,000	2.259		03/25/28	1,141,317
Cargill, Inc.(a)(b)
940,000	5.125		10/11/32	909,187
1,175,000	4.750		04/24/33	1,105,170
Philip Morris International, Inc.(a)
550,000	5.625		11/17/29	543,345
750,000	5.750		11/17/32	731,032

				5,539,860

Automotive – 2.0%
General Motors Co.(a)
2,925,000	6.800		10/01/27	2,983,237
950,000	6.600		04/01/36	922,270
General Motors Financial Co., Inc.(a)
4,365,000	5.250		03/01/26	4,263,732
1,275,000	1.500		06/10/26	1,127,023
400,000	2.700		08/20/27	350,780
Hyundai Capital America(a)(b)
1,350,000	6.200		09/21/30	1,327,968

				10,975,010

Banks – 20.9%
Banco Santander SA
1,600,000	6.921		08/08/33	1,530,672
(1 yr. CMT + 1.600%)
400,000	3.225	(a)(c)	11/22/32	302,660
Bank of America Corp.(a)(c)
(3 mo. USD Term SOFR + 1.252%)
275,000	2.496		02/13/31	220,468
(3 mo. USD Term SOFR + 1.302%)
2,863,000	3.419		12/20/28	2,567,567
(3 mo. USD Term SOFR + 1.332%)
5,356,000	3.970		03/05/29	4,904,489

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
(3 mo. USD Term SOFR + 1.572%)
$1,950,000	4.271%		07/23/29	$1,796,262
(5 yr. CMT + 1.200%)
1,025,000	2.482		09/21/36	749,214
(Secured Overnight Financing Rate + 1.330%)
1,825,000	2.972		02/04/33	1,439,231
(Secured Overnight Financing Rate + 1.830%)
1,075,000	4.571		04/27/33	954,482
Bank of New York Mellon Corp.(a)(c) (Secured Overnight
Financing Rate Index + 2.074%)
525,000	5.834		10/25/33	515,466
Barclays PLC
425,000	5.200		05/12/26	409,845
1,850,000	4.836	(a)	05/09/28	1,688,143
BNP Paribas SA(a)(b)(c)
(1 yr. CMT + 1.500%)
1,680,000	5.335		06/12/29	1,631,381
(5 yr. USD Secured Overnight Financing Rate ICE Swap Rate + 4.149%)
1,950,000	6.625		03/25/24	1,917,766
(Secured Overnight Financing Rate + 1.004%)
4,225,000	1.323		01/13/27	3,783,234
(Secured Overnight Financing Rate + 1.507%)
370,000	3.052		01/13/31	304,699
BPCE SA(b)
1,625,000	5.700		10/22/23	1,623,456
1,350,000	4.625		09/12/28	1,256,796
(Secured Overnight Financing Rate + 1.730%)
1,050,000	3.116	(a)(c)	10/19/32	782,890
(Secured Overnight Financing Rate + 2.865%)
1,690,000	5.748	(a)(c)	07/19/33	1,582,144
Citigroup, Inc.
925,000	4.750		05/18/46	718,873
(3 mo. USD Term SOFR + 1.825%)
6,098,000	3.887	(a)(c)	01/10/28	5,684,190
(5 yr. CMT + 3.211%)
856,000	7.625	(a)(c)	11/15/28	835,824
(Secured Overnight Financing Rate + 1.351%)
800,000	3.057	(a)(c)	01/25/33	630,448
(Secured Overnight Financing Rate + 1.422%)
1,025,000	2.976	(a)(c)	11/05/30	856,090
(Secured Overnight Financing Rate + 3.914%)
675,000	4.412	(a)(c)	03/31/31	605,624
Credit Agricole SA
1,950,000	4.375		03/17/25	1,884,226
725,000	5.514	(b)	07/05/33	696,935
(5 yr. USD Swap + 4.319%)
500,000	6.875	(a)(b)(c)	09/23/24	487,590
(Secured Overnight Financing Rate + 1.676%)
1,775,000	1.907	(a)(b)(c)	06/16/26	1,649,880
Discover Bank(a)
1,500,000	4.650		09/13/28	1,337,715
Fifth Third Bancorp(a)
2,085,000	2.375		01/28/25	1,978,957

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
First-Citizens Bank & Trust Co.(a)(c) (3 mo. USD Term SOFR + 1.715%)
$2,550,000	2.969%		09/27/25	$2,428,951
HSBC Bank USA NA
800,000	5.625		08/15/35	734,488
HSBC Holdings PLC
600,000	7.625		05/17/32	608,736
(3 mo. USD Term SOFR + 1.473%)
1,075,000	3.803	(a)(c)	03/11/25	1,061,627
(3 mo. USD Term SOFR + 1.609%)
1,875,000	4.292	(a)(c)	09/12/26	1,800,019
(Secured Overnight Financing Rate + 1.929%)
925,000	2.099	(a)(c)	06/04/26	860,897
(Secured Overnight Financing Rate + 2.870%)
216,000	5.402	(a)(c)	08/11/33	199,219
Huntington Bancshares, Inc.(a)
675,000	2.625		08/06/24	652,192
(Secured Overnight Financing Rate + 2.020%)
1,085,000	6.208		08/21/29	1,062,302
ING Groep NV(a)(c) (Secured Overnight Financing Rate + 1.005%)
1,725,000	1.726		04/01/27	1,543,288
JPMorgan Chase & Co.(a)(c)
(3 mo. USD Term SOFR + 1.622%)
875,000	3.882		07/24/38	697,699
(3 mo. USD Term SOFR + 2.515%)
3,650,000	2.956		05/13/31	3,004,424
(Secured Overnight Financing Rate + 1.260%)
825,000	2.963		01/25/33	657,971
(Secured Overnight Financing Rate + 1.800%)
2,924,000	4.586		04/26/33	2,632,916
(Secured Overnight Financing Rate + 2.040%)
400,000	2.522		04/22/31	323,868
(Secured Overnight Financing Rate + 2.080%)
2,355,000	4.912		07/25/33	2,166,718
KeyCorp(a)(c) (Secured Overnight Financing Rate Index + 1.250%)
2,775,000	3.878		05/23/25	2,658,644
Lloyds Banking Group PLC
1,575,000	4.582		12/10/25	1,505,794
(1 yr. CMT + 0.850%)
350,000	1.627	(a)(c)	05/11/27	310,195
Macquarie Group Ltd.(a)(b)(c)
(3 mo. USD LIBOR + 1.372%)
1,900,000	3.763		11/28/28	1,722,863
(Secured Overnight Financing Rate + 1.069%)
2,200,000	1.340		01/12/27	1,966,162
Morgan Stanley
3,350,000	4.350		09/08/26	3,194,225
2,720,000	3.971	(a)(c)	07/22/38	2,152,064
(Secured Overnight Financing Rate + 1.143%)
650,000	2.699	(a)(c)	01/22/31	530,420
(Secured Overnight Financing Rate + 1.200%)
500,000	2.511	(a)(c)	10/20/32	381,915

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
(Secured Overnight Financing Rate + 1.290%)
$972,000	2.943	%(a)(c)	01/21/33	$763,953
(Secured Overnight Financing Rate + 1.360%)
725,000	2.484	(a)(c)	09/16/36	529,801
(Secured Overnight Financing Rate + 1.590%)
1,645,000	5.164	(a)(c)	04/20/29	1,582,177
(Secured Overnight Financing Rate + 1.610%)
625,000	4.210	(a)(c)	04/20/28	587,319
(Secured Overnight Financing Rate + 2.076%)
925,000	4.889	(a)(c)	07/20/33	840,779
Santander U.K. Group Holdings PLC(a)(c)
(3 mo. USD LIBOR + 1.400%)
325,000	3.823		11/03/28	289,071
(Secured Overnight Financing Rate + 1.220%)
550,000	2.469		01/11/28	479,006
Shinhan Bank Co. Ltd.(b)
260,000	4.500		04/12/28	249,148
Truist Financial Corp.(a) (Secured Overnight Financing Rate + 2.050%)
700,000	6.047		06/08/27	692,069
U.S. Bancorp(a)(c) (Secured Overnight Financing Rate + 2.020%)
1,260,000	5.775		06/12/29	1,227,127
UBS Group AG(a)(b)
7,097,000	4.282		01/09/28	6,525,337
(Secured Overnight Financing Rate + 1.560%)
3,071,000	2.593	(c)	09/11/25	2,955,500
(Secured Overnight Financing Rate + 5.020%)
1,875,000	9.016	(c)	11/15/33	2,167,050
(Secured Overnight Financing Rate Index + 0.980%)
4,925,000	1.305	(c)	02/02/27	4,361,087
Wells Fargo & Co.(a)(c)
(3 mo. USD Term SOFR + 1.572%)
2,573,000	3.584		05/22/28	2,352,520
(Secured Overnight Financing Rate + 1.510%)
1,325,000	3.526		03/24/28	1,215,356
(Secured Overnight Financing Rate + 1.980%)
1,135,000	4.808		07/25/28	1,082,835
(Secured Overnight Financing Rate + 2.100%)
3,403,000	4.897		07/25/33	3,080,634
Wells Fargo Bank NA
824,000	5.950		08/26/36	795,696
Westpac Banking Corp.(a)(c)
(5 yr. CMT + 1.350%)
375,000	2.894		02/04/30	354,251
(5 yr. CMT + 2.000%)
1,300,000	4.110		07/24/34	1,122,745
(5 yr. USD Secured Overnight Financing Rate ICE Swap Rate +
2.236%)
125,000	4.322		11/23/31	115,820

				115,554,095

Beverages – 2.8%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.(a)
6,400,000	4.700		02/01/36	5,864,384

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Beverages – (continued)
Anheuser-Busch InBev Finance, Inc.(a)
$600,000	4.700%		02/01/36	$547,578
Anheuser-Busch InBev Worldwide, Inc.
655,000	8.200		01/15/39	799,434
175,000	5.450	(a)	01/23/39	169,307
Bacardi Ltd.(a)(b)
2,275,000	4.700		05/15/28	2,161,409
700,000	5.300		05/15/48	603,813
Bacardi Ltd./Bacardi-Martini BV(a)(b)
1,475,000	5.900		06/15/43	1,367,590
Constellation Brands, Inc.(a)
350,000	4.650		11/15/28	333,442
775,000	2.250		08/01/31	602,903
1,256,000	4.750		05/09/32	1,161,888
50,000	4.500		05/09/47	39,626
JDE Peet’s NV(a)(b)
1,970,000	2.250		09/24/31	1,463,493
Keurig Dr Pepper, Inc.(a)
325,000	4.500		11/15/45	260,153

				15,375,020

Biotechnology – 2.4%
Amgen, Inc.(a)
2,065,000	5.250		03/02/30	2,016,720
5,000,000	4.200		03/01/33	4,433,950
1,773,000	5.250		03/02/33	1,694,385
175,000	4.400		05/01/45	138,471
2,980,000	5.650		03/02/53	2,785,346
CSL Finance PLC(a)(b)
300,000	4.625		04/27/42	255,138
Royalty Pharma PLC(a)
2,050,000	1.750		09/02/27	1,748,179

				13,072,189

Building Materials(a) – 0.4%
Carrier Global Corp.
1,225,000	2.493		02/15/27	1,103,052
Fortune Brands Innovations, Inc.
672,000	4.000		03/25/32	573,162
Johnson Controls International PLC/Tyco Fire & Security Finance SCA
275,000	4.900		12/01/32	262,336

				1,938,550

Chemicals – 0.9%
Celanese U.S. Holdings LLC(a)
715,000	6.350		11/15/28	705,848
1,250,000	6.550		11/15/30	1,223,037
DuPont de Nemours, Inc.(a)
125,000	5.319		11/15/38	116,608
Huntsman International LLC(a)
1,050,000	4.500		05/01/29	948,664
International Flavors & Fragrances, Inc.(a)(b)
1,075,000	3.268		11/15/40	673,294

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Chemicals – (continued)
LYB International Finance BV(a)
$725,000	4.875%		03/15/44	$581,696
Sherwin-Williams Co.(a)
475,000	3.450		06/01/27	442,102
475,000	4.000		12/15/42	354,469

				5,045,718

Coal(a) – 0.1%
Teck Resources Ltd.
692,000	3.900		07/15/30	600,974

Commercial Services – 0.5%
Ashtead Capital, Inc.(a)(b)
925,000	1.500		08/12/26	814,527
525,000	2.450		08/12/31	397,142
DP World Ltd.
360,000	5.625		09/25/48	319,072
Global Payments, Inc.(a)
1,150,000	4.450		06/01/28	1,065,118

				2,595,859

Computers – 0.9%
Dell International LLC/EMC Corp.(a)
375,000	4.900		10/01/26	365,985
1,599,000	5.300		10/01/29	1,551,398
225,000	6.200		07/15/30	226,510
Dell, Inc.
2,075,000	7.100		04/15/28	2,200,641
Hewlett Packard Enterprise Co.(a)
341,000	6.200		10/15/35	341,654
80,000	6.350		10/15/45	77,640

				4,763,828

Diversified Financial Services – 5.3%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust(a)
5,485,000	6.500		07/15/25	5,487,688
775,000	3.000		10/29/28	663,524
Air Lease Corp.(a)
2,150,000	3.375		07/01/25	2,040,457
3,525,000	2.875		01/15/26	3,278,215
1,475,000	3.750		06/01/26	1,390,069
325,000	3.625		04/01/27	298,561
Ally Financial, Inc.
950,000	4.625		03/30/25	917,007
1,335,000	4.750	(a)	06/09/27	1,229,361
1,575,000	2.200	(a)	11/02/28	1,244,266
Aviation Capital Group LLC(a)(b)
2,675,000	1.950		01/30/26	2,400,919
Avolon Holdings Funding Ltd.(a)(b)
750,000	3.950		07/01/24	734,393
3,750,000	4.250		04/15/26	3,527,812
1,450,000	3.250		02/15/27	1,291,631
Capital One Financial Corp.(a)(c) (Secured Overnight Financing Rate + 0.690%)
975,000	6.034		12/06/24	962,949

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Diversified Financial Services – (continued)
Discover Financial Services(a)
$800,000	4.100%		02/09/27	$725,872
Intercontinental Exchange, Inc.(a)
180,000	1.850		09/15/32	131,593
1,125,000	2.650		09/15/40	734,704
Nomura Holdings, Inc.
2,375,000	1.653		07/14/26	2,099,381

				29,158,402

Electrical – 3.8%
American Electric Power Co., Inc.(a)
350,000	2.300		03/01/30	280,885
Berkshire Hathaway Energy Co.
767,000	6.125		04/01/36	770,789
500,000	2.850	(a)	05/15/51	287,390
CMS Energy Corp.(a)
500,000	4.875		03/01/44	428,030
Dominion Energy, Inc.(a)
2,325,000	3.375		04/01/30	1,999,709
DTE Energy Co.(a)
4,736,000	4.875		06/01/28	4,572,797
Duke Energy Corp.(a)
400,000	4.800		12/15/45	327,664
Duquesne Light Holdings, Inc.(a)(b)
1,075,000	2.532		10/01/30	834,340
NextEra Energy Capital Holdings, Inc.(a)
3,050,000	1.875		01/15/27	2,703,032
2,055,000	1.900		06/15/28	1,738,900
Pacific Gas & Electric Co.(a)
250,000	2.950		03/01/26	229,928
675,000	2.100		08/01/27	576,382
Progress Energy, Inc.
1,400,000	7.000		10/30/31	1,474,046
Public Service Electric & Gas Co.(a)
975,000	3.950		05/01/42	767,159
Sempra(a)
1,125,000	3.800		02/01/38	873,079
Southern California Edison Co.(a)
1,325,000	4.200		03/01/29	1,231,919
275,000	4.050		03/15/42	205,464
Southern Co.(a)
900,000	4.400		07/01/46	697,311
Vistra Operations Co. LLC(a)(b)
975,000	4.300		07/15/29	851,711

				20,850,535

Engineering & Construction – 0.2%
Mexico City Airport Trust(a)
240,000	3.875	(b)	04/30/28	217,229
800,000	5.500		07/31/47	608,512
220,000	5.500	(b)	07/31/47	167,341

				993,082

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Entertainment – 1.0%
Warnermedia Holdings, Inc.(a)
$5,175,000	4.279%		03/15/32	$4,391,919
1,776,000	5.050		03/15/42	1,373,807

				5,765,726

Environmental – 0.8%
Republic Services, Inc.(a)
2,350,000	2.375		03/15/33	1,803,484
Veralto Corp.(a)(b)
1,600,000	5.450		09/18/33	1,549,264
Waste Connections, Inc.(a)
525,000	3.200		06/01/32	434,753
433,000	4.200		01/15/33	385,777
Waste Management, Inc.(a)
448,000	4.150		04/15/32	407,774

				4,581,052

Food & Drug Retailing – 0.6%
Grupo Bimbo SAB de CV(a)
1,070,000	4.700		11/10/47	864,025
Mars, Inc.(a)(b)
2,225,000	4.550		04/20/28	2,154,223
Sysco Corp.(a)
150,000	6.600		04/01/40	153,121
75,000	4.450		03/15/48	58,220

				3,229,589

Gas(a) – 0.1%
NiSource, Inc.
850,000	3.600		05/01/30	740,588

Healthcare Providers & Services – 2.7%
Centene Corp.(a)
950,000	4.250		12/15/27	875,159
CommonSpirit Health
150,000	4.350		11/01/42	120,455
510,000	6.461	(a)	11/01/52	531,259
GE HealthCare Technologies, Inc.(a)
625,000	5.857		03/15/30	619,613
HCA, Inc.(a)
1,950,000	5.250		06/15/26	1,909,342
4,030,000	3.500		09/01/30	3,414,176
Novant Health, Inc.(a)
710,000	3.168		11/01/51	457,259
Revvity, Inc.(a)
1,200,000	3.300		09/15/29	1,039,236
STERIS Irish FinCo UnLtd Co.(a)
218,000	2.700		03/15/31	176,486
UnitedHealth Group, Inc.
275,000	4.200	(a)	05/15/32	250,599
1,100,000	5.800		03/15/36	1,113,684
1,425,000	2.750	(a)	05/15/40	967,147
371,000	4.750	(a)	05/15/52	315,806
766,000	5.050	(a)	04/15/53	685,624

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Healthcare Providers & Services – (continued)
$2,625,000	6.050	%(a)	02/15/63	$2,666,449

				15,142,294

Home Builders(a) – 0.1%
Lennar Corp.
525,000	4.750		11/29/27	505,328

Insurance – 1.4%
American International Group, Inc.
700,000	6.250		05/01/36	694,407
598,000	4.500	(a)	07/16/44	477,503
200,000	4.800	(a)	07/10/45	165,922
Arch Capital Finance LLC(a)
400,000	4.011		12/15/26	378,576
Arch Capital Group Ltd.
595,000	7.350		05/01/34	641,630
Great-West Lifeco Finance 2018 LP(a)(b)
459,000	4.047		05/17/28	428,747
Hartford Financial Services Group, Inc.
200,000	6.625		04/15/42	190,162
MetLife, Inc.
625,000	6.375		06/15/34	646,094
475,000	4.721		12/15/44	392,241
Principal Financial Group, Inc.
150,000	6.050		10/15/36	148,190
Prudential Financial, Inc.
1,850,000	5.700		12/14/36	1,835,755
Teachers Insurance & Annuity Association of America(b)
890,000	4.900		09/15/44	749,433
Willis North America, Inc.(a)
1,200,000	2.950		09/15/29	1,022,784

				7,771,444

Internet – 1.6%
Expedia Group, Inc.(a)
2,125,000	3.250		02/15/30	1,796,454
196,000	2.950		03/15/31	157,529
Meta Platforms, Inc.(a)
2,043,000	3.850		08/15/32	1,812,897
Netflix, Inc.(a)(b)
4,565,000	4.875		06/15/30	4,315,888
Prosus NV(a)
200,000	3.680	(b)	01/21/30	160,946
200,000	3.680		01/21/30	160,946
580,000	3.061		07/13/31	430,621

				8,835,281

Investment Companies – 0.5%
Blackstone Private Credit Fund(a)
2,425,000	2.625		12/15/26	2,086,203
125,000	3.250		03/15/27	108,431
JAB Holdings BV(a)(b)
700,000	2.200		11/23/30	532,189

				2,726,823

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Iron/Steel – 0.5%
ArcelorMittal SA
$950,000	4.550%		03/11/26	$926,164
POSCO(b)
240,000	5.750		01/17/28	238,510
Steel Dynamics, Inc.(a)
1,950,000	1.650		10/15/27	1,658,397

				2,823,071

Lodging – 0.5%
Marriott International, Inc.(a)
543,000	4.000		04/15/28	502,894
1,350,000	5.550		10/15/28	1,330,776
675,000	4.650		12/01/28	639,333
525,000	4.900		04/15/29	500,399

				2,973,402

Machinery - Construction & Mining(a)(b) – 0.2%
Weir Group PLC
925,000	2.200		05/13/26	831,482

Machinery-Diversified(a) – 0.5%
Ingersoll Rand, Inc.
465,000	5.700		08/14/33	448,795
Nordson Corp.
2,075,000	5.800		09/15/33	2,027,150
Otis Worldwide Corp.
325,000	3.112		02/15/40	232,076

				2,708,021

Media – 3.7%
Charter Communications Operating LLC/Charter Communications Operating Capital(a)
6,750,000	4.908		07/23/25	6,596,370
1,050,000	3.750		02/15/28	946,417
5,125,000	4.200		03/15/28	4,703,264
625,000	6.384		10/23/35	581,894
300,000	6.484		10/23/45	261,654
Comcast Corp.
150,000	3.250	(a)	11/01/39	109,056
475,000	3.750	(a)	04/01/40	367,731
75,000	4.750		03/01/44	63,216
Discovery Communications LLC(a)
3,125,000	4.900		03/11/26	3,045,031
Fox Corp.(a)
225,000	5.476		01/25/39	194,418
Time Warner Cable Enterprises LLC
1,600,000	8.375		07/15/33	1,711,872
Time Warner Cable LLC(a)
675,000	5.875		11/15/40	559,737
Walt Disney Co.
1,400,000	6.400		12/15/35	1,463,588

				20,604,248

Mining – 0.5%
Glencore Finance Canada Ltd.(b)
525,000	5.550		10/25/42	452,277

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Mining – (continued)
Glencore Funding LLC(a)(b)
$925,000	2.850%		04/27/31	$731,851
725,000	2.625		09/23/31	558,975
Newcrest Finance Pty. Ltd.(a)(b)
950,000	3.250		05/13/30	805,647

				2,548,750

Miscellaneous Manufacturing – 1.0%
Eaton Corp.(a)
1,350,000	4.150		03/15/33	1,219,860
GE Capital International Funding Co. Unlimited Co.
1,700,000	4.418		11/15/35	1,521,007
General Electric Co.
900,000	6.750		03/15/32	975,528
625,000	6.150		08/07/37	620,675
1,294,000	5.875		01/14/38	1,304,572

				5,641,642

Multi-National(a)(b) – 0.0%
African Export-Import Bank
200,000	3.798		05/17/31	155,336

Oil Field Services – 2.4%
Aker BP ASA(a)(b)
1,043,000	2.000		07/15/26	931,409
BP Capital Markets America, Inc.(a)
175,000	4.234		11/06/28	166,262
1,575,000	2.721		01/12/32	1,278,034
Continental Resources, Inc.(a)
625,000	4.375		01/15/28	579,094
Diamondback Energy, Inc.(a)
1,550,000	6.250		03/15/33	1,551,813
Marathon Oil Corp.
900,000	6.800		03/15/32	911,952
Marathon Petroleum Corp.(a)
2,095,000	3.800		04/01/28	1,925,787
Occidental Petroleum Corp.(a)
1,525,000	8.875		07/15/30	1,710,913
Ovintiv, Inc.
800,000	5.375	(a)	01/01/26	788,376
1,025,000	8.125		09/15/30	1,115,036
Pertamina Persero PT(a)
370,000	4.175		01/21/50	257,979
QatarEnergy(a)(b)
200,000	3.125		07/12/41	137,630
Reliance Industries Ltd.(b)
890,000	3.625		01/12/52	566,601
Saudi Arabian Oil Co.
1,100,000	3.500		04/16/29	989,230
Shell International Finance BV
225,000	6.375		12/15/38	238,579

				13,148,695

Packaging – 0.5%
Berry Global, Inc.(a)
1,800,000	1.570		01/15/26	1,626,750

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Packaging – (continued)
$1,225,000	1.650%	01/15/27	$1,054,235

			2,680,985

Pharmaceuticals – 3.4%
AbbVie, Inc.(a)
2,475,000	4.550	03/15/35	2,251,285
2,850,000	4.500	05/14/35	2,573,322
350,000	4.050	11/21/39	285,747
200,000	4.875	11/14/48	174,920
Becton Dickinson & Co.(a)
439,000	4.685	12/15/44	368,830
Cigna Group(a)
2,350,000	2.400	03/15/30	1,924,109
1,581,000	4.800	08/15/38	1,390,711
175,000	4.800	07/15/46	145,196
1,675,000	4.900	12/15/48	1,411,757
CVS Health Corp.(a)
1,125,000	4.875	07/20/35	1,005,154
3,811,000	4.780	03/25/38	3,279,061
Perrigo Finance Unlimited Co.(a)
1,425,000	4.375	03/15/26	1,332,760
Pfizer Investment Enterprises Pte. Ltd.(a)
1,275,000	4.750	05/19/33	1,208,190
1,425,000	5.300	05/19/53	1,323,511

			18,674,553

Pipelines – 4.0%
Abu Dhabi Crude Oil Pipeline LLC(b)
490,000	4.600	11/02/47	422,272
Columbia Pipelines Operating Co. LLC(a)(b)
1,010,000	6.036	11/15/33	986,719
Enbridge, Inc.(a)
939,000	5.700	03/08/33	899,853
Energy Transfer LP(a)
550,000	5.950	12/01/25	547,718
525,000	4.200	04/15/27	494,361
300,000	5.500	06/01/27	294,945
354,000	4.950	05/15/28	338,548
456,000	5.150	03/15/45	365,343
Enterprise Products Operating LLC
2,200,000	6.875	03/01/33	2,367,640
Galaxy Pipeline Assets Bidco Ltd.(b)
200,000	2.625	03/31/36	154,792
Kinder Morgan Energy Partners LP
1,100,000	7.750	03/15/32	1,179,189
650,000	6.550	09/15/40	621,342
MPLX LP(a)
1,750,000	2.650	08/15/30	1,412,127
950,000	4.500	04/15/38	768,009
520,000	5.500	02/15/49	440,258
ONEOK, Inc.(a)
2,245,000	4.550	07/15/28	2,113,241
Plains All American Pipeline LP/PAA Finance Corp.(a)
1,917,000	4.650	10/15/25	1,860,755

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Pipelines – (continued)
Sabine Pass Liquefaction LLC(a)
$900,000	5.000%	03/15/27	$872,946
Targa Resources Partners LP/Targa Resources Partners Finance Corp.(a)
775,000	4.875	02/01/31	691,773
Valero Energy Partners LP(a)
675,000	4.500	03/15/28	640,703
Western Midstream Operating LP(a)
2,307,000	5.450	04/01/44	1,861,172
Williams Cos., Inc.(a)
2,000,000	4.650	08/15/32	1,813,680
950,000	5.650	03/15/33	918,488

			22,065,874

Real Estate(a) – 0.3%
CBRE Services, Inc.
1,760,000	5.950	08/15/34	1,660,314

Real Estate Investment Trust – 3.7%
Agree LP(a)
295,000	4.800	10/01/32	261,547
American Homes 4 Rent LP(a)
225,000	2.375	07/15/31	171,466
Camden Property Trust(a)
5,325,000	3.150	07/01/29	4,703,146
Crown Castle, Inc.(a)
100,000	2.900	04/01/41	64,086
Digital Realty Trust LP(a)
425,000	3.700	08/15/27	392,339
Essex Portfolio LP(a)
2,375,000	3.000	01/15/30	1,971,179
GLP Capital LP/GLP Financing II, Inc.(a)
2,886,000	5.375	04/15/26	2,799,709
Healthcare Realty Holdings LP(a)
875,000	2.050	03/15/31	632,144
Invitation Homes Operating Partnership LP(a)
600,000	2.300	11/15/28	502,212
1,505,000	5.450	08/15/30	1,428,787
Kimco Realty OP LLC(a)
1,100,000	3.800	04/01/27	1,019,436
NNN REIT, Inc.(a)
1,300,000	3.600	12/15/26	1,207,089
870,000	5.600	10/15/33	819,183
Prologis LP(a)
1,125,000	4.625	01/15/33	1,039,106
Retail Opportunity Investments Partnership LP(a)
1,575,000	6.750	10/15/28	1,553,107
Simon Property Group LP(a)
850,000	2.250	01/15/32	637,602
Spirit Realty LP(a)
1,125,000	4.000	07/15/29	995,029
WP Carey, Inc.(a)
50,000	2.400	02/01/31	38,722

			20,235,889

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Retailing – 2.2%
7-Eleven, Inc.(a)(b)
$1,280,000	2.500%	02/10/41	$777,971
AutoNation, Inc.(a)
702,000	4.500	10/01/25	677,163
1,425,000	4.750	06/01/30	1,284,338
25,000	2.400	08/01/31	18,450
CK Hutchison International 23 Ltd.(a)(b)
220,000	4.750	04/21/28	211,913
Home Depot, Inc.(a)
500,000	4.875	02/15/44	446,845
Lowe’s Cos., Inc.(a)
875,000	1.700	09/15/28	730,214
3,850,000	3.750	04/01/32	3,333,022
300,000	5.000	04/15/33	282,306
1,950,000	4.250	04/01/52	1,439,003
McDonald’s Corp.(a)
1,825,000	4.700	12/09/35	1,661,480
Starbucks Corp.(a)
690,000	3.000	02/14/32	569,809
Tractor Supply Co.(a)
680,000	5.250	05/15/33	640,254
Walgreens Boots Alliance, Inc.(a)
243,000	4.100	04/15/50	150,942

			12,223,710

Savings & Loans(a)(b)(c) – 0.4%
Nationwide Building Society (3 mo. USD LIBOR + 1.855%)
2,525,000	3.960	07/18/30	2,223,111

Semiconductors – 2.0%
Broadcom, Inc.(a)(b)
1,025,000	3.419	04/15/33	816,894
4,499,000	3.469	04/15/34	3,528,431
3,289,000	3.137	11/15/35	2,396,990
1,764,000	3.187	11/15/36	1,265,070
Marvell Technology, Inc.(a)
660,000	5.950	09/15/33	647,876
Micron Technology, Inc.(a)
450,000	4.975	02/06/26	439,623
NXP BV/NXP Funding LLC/NXP USA, Inc.(a)
550,000	3.875	06/18/26	522,659
525,000	4.400	06/01/27	497,942
1,125,000	3.400	05/01/30	961,459

			11,076,944

Software – 2.9%
MSCI, Inc.(a)(b)
500,000	3.875	02/15/31	423,790
Oracle Corp.(a)
1,267,000	2.800	04/01/27	1,150,157
2,062,000	2.950	04/01/30	1,731,750
825,000	4.650	05/06/30	771,177
3,200,000	2.875	03/25/31	2,614,016
1,100,000	6.250	11/09/32	1,112,947
837,000	4.900	02/06/33	770,877

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Software – (continued)
$1,200,000	3.600%		04/01/40	$863,028
1,500,000	4.000		11/15/47	1,048,845
2,775,000	6.900		11/09/52	2,857,501
VMware, Inc.(a)
1,075,000	1.800		08/15/28	891,562
Workday, Inc.(a)
825,000	3.700		04/01/29	748,184
1,375,000	3.800		04/01/32	1,178,293

				16,162,127

Telecommunication Services – 4.7%
AT&T, Inc.(a)
875,000	2.250		02/01/32	658,551
1,350,000	4.500		05/15/35	1,150,227
175,000	4.900		08/15/37	151,575
925,000	4.850		03/01/39	780,978
75,000	4.350		06/15/45	55,753
886,000	4.750		05/15/46	697,530
775,000	5.150		11/15/46	645,513
Rogers Communications, Inc.(a)
300,000	4.500		03/15/42	232,215
1,775,000	4.550		03/15/52	1,297,507
T-Mobile USA, Inc.(a)
2,698,000	3.750		04/15/27	2,519,446
425,000	4.750		02/01/28	407,482
2,212,000	3.875		04/15/30	1,957,996
1,055,000	2.875		02/15/31	855,911
6,275,000	3.500		04/15/31	5,299,990
1,975,000	5.200		01/15/33	1,865,466
700,000	5.050		07/15/33	648,312
Verizon Communications, Inc.
1,952,000	4.329		09/21/28	1,833,006
476,000	4.016	(a)	12/03/29	430,561
475,000	3.150	(a)	03/22/30	404,567
1,950,000	1.750	(a)	01/20/31	1,469,111
2,800,000	2.550	(a)	03/21/31	2,227,596
541,000	2.355	(a)	03/15/32	412,399

				26,001,692

Transportation – 0.5%
Burlington Northern Santa Fe LLC
425,000	6.150		05/01/37	444,597
1,225,000	5.750	(a)	05/01/40	1,214,734
Norfolk Southern Corp.(a)
1,125,000	3.000		03/15/32	925,830
Union Pacific Corp.(a)
275,000	3.550		08/15/39	210,238

				2,795,399

TOTAL CORPORATE OBLIGATIONS (Cost $522,820,204)				$472,032,883

Principal Amount		Interest Rate		Maturity Date	Value

Sovereign Debt Obligations – 1.7%

Euro – 0.3%
Mexico Government International Bonds(a)
EUR	130,000	1.350%		09/18/27	$123,170
	1,152,000	1.450		10/25/33	857,524
Peru Government International Bonds(a)
	100,000	1.250		03/11/33	76,747
Philippines Government International Bonds
	450,000	0.700		02/03/29	392,176
Romania Government International Bonds(b)
	90,000	2.124		07/16/31	70,363
	70,000	2.000		01/28/32	53,185

					1,573,165

United States Dollar – 1.4%
Chile Government International Bonds
	$150,000	3.625		10/30/42	108,219
	200,000	3.500	(a)	01/25/50	133,064
Export-Import Bank of Korea
	390,000	5.125		01/11/33	380,804
Hungary Government International Bonds
	830,000	6.125		05/22/28	826,638
Indonesia Government International Bonds(b)
	350,000	4.350		01/08/27	337,890
Mexico Government International Bonds(a)
	2,540,000	3.250		04/16/30	2,158,365
	802,000	3.500		02/12/34	626,378
	1,399,000	3.771		05/24/61	817,715
	440,000	3.750		04/19/71	249,040
Panama Government International Bonds(a)
	380,000	2.252		09/29/32	274,083
	650,000	6.853		03/28/54	603,304
	200,000	3.870		07/23/60	114,700
	390,000	4.500		01/19/63	251,843
Peru Government International Bonds(a)
	430,000	2.780		12/01/60	227,053
Philippines Government International Bonds
	210,000	2.650		12/10/45	126,065
Romania Government International Bonds
	160,000	3.000	(b)	02/27/27	145,328
	560,000	6.125		01/22/44	500,102

					7,880,591

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $12,248,713)					$9,453,756

Municipal Debt Obligations – 0.6%

California(a) – 0.1%
California State GO Bonds Build America Taxable Series 2009
	$455,000	7.300%		10/01/39	$515,796

Illinois – 0.5%
Illinois State GO Bonds Build America Series 2010(a)
	1,500,000	6.630		02/01/35	1,512,730

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Debt Obligations – (continued)

Illinois – (continued)
Illinois State GO Bonds Taxable-Pension Series 2003
$1,000,000	5.100%	06/01/33	$949,291

			2,462,021

Pennsylvania(a) –0.0%
Pennsylvania Commonwealth Financing Authority RB (Taxable)
Series A
335,000	2.991	06/01/42	233,632

TOTAL MUNICIPAL DEBT OBLIGATIONS (Cost $3,277,741)			$3,211,449

U.S. Treasury Obligations(d) – 2.4%
U.S. Treasury Bills
$13,500,000	0.000%	11/21/23	$13,400,469
(Cost $13,398,446)

Shares		Dividend Rate	Value

Investment Company(e) – 2.2%
Goldman Sachs Financial Square Government Fund — Institutional Shares
12,264,478		5.240%	$12,264,478
(Cost $12,264,478)

TOTAL INVESTMENTS – 92.4% (Cost $564,009,582)			$510,363,035

OTHER ASSETS IN EXCESS OF LIABILITIES – 7.6%			41,781,541

NET ASSETS – 100.0%			$552,144,576

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)

Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on September 30, 2023.

(d)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(e)	Represents an Affiliated Issuer.

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2023, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold	Settlement Date	Unrealized Gain

Barclays Bank PLC	USD	195,319	JPY 28,300,663	12/20/23	$ 3,334

Citibank NA	USD	1,625,328	EUR 1,520,331	12/06/23	13,116

HSBC Bank PLC	SEK	778,990	USD 70,196	12/20/23	1,406

JPMorgan Securities, Inc.	NZD	98,245	USD 57,867	12/20/23	1,018

MS & Co. Int. PLC	CAD	73,929	USD 54,204	12/20/23	298

	USD	55,302	CHF 48,834	12/20/23	1,456

TOTAL					$20,628

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold	Settlement Date	Unrealized Loss

Citibank NA	GBP	15,761	USD 19,649	12/20/23	$(408)

FUTURES CONTRACTS — At September 30, 2023, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
10 Year U.S. Treasury Notes	37	12/19/23	$3,998,313	$ 12,990
2 Year U.S. Treasury Notes	314	12/29/23	63,651,235	(109,421)
20 Year U.S. Treasury Bonds	121	12/19/23	13,767,531	(680,024)
Ultra Long U.S. Treasury Bonds	447	12/19/23	53,053,312	(3,032,848)

Total				$(3,809,303)

Short position contracts:
5 Year U.S. Treasury Notes	(38)	12/29/23	(4,003,656)	58,957
Ultra 10-Year U.S. Treasury Note	(348)	12/19/23	(38,823,750)	1,045,872

Total				$ 1,104,829

TOTAL FUTURES CONTRACTS				$(2,704,474)

SWAP CONTRACTS — At September 30, 2023, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)(a)		Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
12M SOFR (b)	3.984%	07/31/30	$	10,250	$(164,855)	$10,631	$(175,486)
2.680%(b)	12M SOFR	07/28/32		7,520	400,006	69,102	330,904
3.250(b)	6M EURO(c)	12/20/33	EUR	1,060	11,751	(7,951)	19,702
12M SOFR (b)	2.910	07/28/37	$	18,320	(769,431)	(214,114)	(555,317)
12M SOFR (b)	3.391	05/10/38		15,750	(416,120)	(106,791)	(309,329)
2.080(b)	12M SOFR	07/28/47		18,180	545,095	309,006	236,089
2.564(b)	12M SOFR	05/11/53		14,900	390,787	79,187	311,600

TOTAL					$(2,767)	$139,070	$(141,837)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2023.
(b)	Payments made annually.
(c)	Payments made semi-annually.

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at September 30, 2023(b)	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)

Protection Sold:
AT&T, Inc., 3.800%, 02/15/27	1.000%	0.851%	06/20/26	$2,375	$9,654	$23,972	$(14,318)
CDX.NA.IG Ind 34	1.000	0.394	06/20/25	158,575	1,636,566	842,299	794,267
CDX.NA.IG Index 39	1.000	0.656	12/20/27	58,850	783,962	416,547	367,415
CDX.NA.IG Index 40	1.000	0.686	06/20/28	102,664	1,376,026	1,472,283	(96,257)
CDX.NA.IG Index 41	1.000	0.739	12/20/28	41,225	501,321	486,960	14,361
General Electric Co. 6.750%, 03/15/32	1.000	0.409	06/20/26	3,550	54,564	27,818	26,746
Nordstrom, Inc., 6.950%, 03/15/28	1.000	1.286	12/20/24	1,125	(3,506)	(8,943)	5,437
Nordstrom, Inc., 6.950%, 03/15/28	1.000	0.958	06/20/24	1,825	1,101	(1,275)	2,376
Republic of Indonesia, 5.875%, 01/15/25	1.000	0.930	12/20/28	1,990	7,007	13,695	(6,688)
Republic of Peru, 8.750%, 11/21/33	1.000	0.859	12/20/28	1,980	13,431	16,005	(2,574)
Republic of the Philippines, 10.625%, 03/16/25	1.000	0.845	12/20/28	1,730	12,829	14,110	(1,281)
The Boeing Co., 2.600%, 10/30/25	1.000	0.333	06/20/24	1,750	8,881	5,470	3,411
United Mexican States, 4.150%, 03/28/27	1.000	1.269	12/20/28	2,000	(23,896)	(22,057)	(1,839)

TOTAL					$4,377,940	$3,286,884	$1,091,056

(a)	Payments made quarterly.
(b)

Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At September 30, 2023, the Fund had the following purchased and written options:

OVER-THE-COUNTER INTEREST RATE SWAPTIONS

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Purchased option contracts
Puts
3M IRS	JPMorgan Securities, Inc.	5.650%	11/02/2023	9,690,000	$ 9,690,000	$ 1,269	$ 3,202	$(1,933)
3M IRS	JPMorgan Securities, Inc.	5.150	11/02/2023	9,690,000	9,690,000	25,832	19,465	6,367
3M IRS	JPMorgan Securities, Inc.	5.200	11/03/2023	9,680,000	9,680,000	22,013	18,676	3,337
3M IRS	JPMorgan Securities, Inc.	5.700	11/03/2023	9,680,000	9,680,000	841	3,254	(2,413)
3M IRS	MS & Co. Int. PLC	5.650	12/01/2023	9,440,000	9,440,000	2,979	1,888	1,091
3M IRS	MS & Co. Int. PLC	5.150	12/01/2023	9,440,000	9,440,000	25,140	16,519	8,621

				57,620,000	$ 57,620,000	$ 78,074	$ 63,004	$15,070

Written option contracts
Puts
3M IRS	JPMorgan Securities, Inc.	5.400	11/02/2023	(19,370,000)	(19,370,000)	(17,816)	(16,943)	(873)

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER-THE-COUNTER INTEREST RATE SWAPTIONS (continued)

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

3M IRS	JPMorgan Securities, Inc.	5.450%	11/03/2023	(19,370,000)	$(19,370,000)	$(13,470)	$(16,419)	$ 2,949
3M IRS	MS & Co. Int. PLC	5.400	12/01/2023	(18,880,000)	(18,880,000)	(21,478)	(13,334)	(8,144)

				(57,620,000)	$(57,620,000)	$(52,764)	$(46,696)	$(6,068)

TOTAL				—	$—	$ 25,310	$ 16,308	$ 9,002

Currency Abbreviations:
CAD	—Canadian Dollar
CHF	—Swiss Franc
EUR	—Euro
GBP	—British Pound
JPY	—Japanese Yen
NZD	—New Zealand Dollar
SEK	—Swedish Krona
USD	—U.S. Dollar

Investment Abbreviations:
CMT	—Constant Maturity Treasury Indexes
GO	—General Obligation
ICE	—Inter-Continental Exchange
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
MSCI	—Morgan Stanley Capital International
PLC	—Public Limited Company
RB	—Revenue Bond
REIT	—Real Estate Investment Trust
SOFR	—Secured Overnight Funding Rate

Abbreviations:
3M IRS	—3 Months Interest Rate Swaptions
CDX.NA.IG Ind 34	—CDX North America Investment Grade Index 34
EURO	—Euro Offered Rate
SOFR	—Secured Overnight Funding Rate

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS EMERGING MARKETS CREDIT FUND

Schedule of Investments September 30, 2023 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value

Sovereign Debt Obligations – 77.1%

Brazil – 17.1%
Brazil Letras do Tesouro Nacional (NR/NR)
BRL	32,440,000	0.000	%(a)	01/01/24	$6,275,909
Brazil Notas do Tesouro Nacional (BB-/Ba2)
	11,610,000	10.000		01/01/25	2,284,943
	4,339,000	10.000		01/01/27	842,137
Brazil Notas do Tesouro Nacional (BB-/NR)
	2,518,000	10.000		01/01/29	475,573
Brazil Notas do Tesouro Nacional (NR/NR)
	1,591,000	10.000		01/01/31	293,782
	1,917,000	10.000		01/01/33	347,113

					10,519,457

Chile – 2.6%
Bonos de la Tesoreria de la Republica (NR/WR)
CLP	723,950,600	1.500		03/01/26	775,500
Bonos de la Tesoreria de la Republica en pesos (NR/NR)
	570,000,000	7.000		05/01/34	679,754
Bonos de la Tesoreria de la Republica en pesos (NR/WR)
	5,000,000	6.000		01/01/43	5,628
Chile Government International Bonds (A/A2)
	$200,000	3.250	(b)	09/21/71	112,918

					1,573,800

Colombia – 0.3%
Colombia TES (BBB-/Baa2)
COP	827,700,000	7.500		08/26/26	186,256

Czech Republic – 5.7%
Czech Republic Government Bonds (NR/Aa3)
CZK	11,600,000	2.400		09/17/25	478,041
	15,940,000	0.250		02/10/27	592,307
	3,250,000	2.500		08/25/28	126,657
	10,550,000	2.750		07/23/29	410,595
	15,380,000	0.050		11/29/29	501,510
	4,840,000	0.950		05/15/30	164,872
	4,400,000	1.200		03/13/31	149,341
	26,070,000	1.750		06/23/32	886,398
	7,280,000	1.500		04/24/40	193,988

					3,503,709

Hungary – 5.1%
Hungary Government Bonds (BBB-/Baa2)
HUF	204,150,000	2.500		10/24/24	521,042
Hungary Government Bonds (BBB-/NR)
	15,500,000	3.000		06/26/24	40,423
	100,610,000	3.000		10/27/27	230,055
	35,550,000	6.750		10/22/28	93,396
Hungary Government Bonds (NR/Baa2)
	144,150,000	1.000		11/26/25	338,673
	115,950,000	3.000		08/21/30	243,568
Hungary Government Bonds (NR/NR)
	59,100,000	2.750		12/22/26	137,182
	329,110,000	4.750		11/24/32	741,952
	98,100,000	2.250		04/20/33	178,570
Hungary Government International Bonds (BBB-/Baa2)
	$600,000	6.125		05/22/28	597,570

					3,122,431

Principal Amount		Interest Rate		Maturity Date	Value

Sovereign Debt Obligations (continued)

Indonesia – 8.8%
Indonesia Treasury Bonds (NR/Baa2)
IDR	23,000,000,000	7.000%		05/15/27	$1,504,562
Indonesia Treasury Bonds (NR/NR)
	11,244,000,000	8.250		05/15/29	780,357
	1,914,000,000	6.500		02/15/31	120,747
	7,072,000,000	6.375		04/15/32	442,715
	2,102,000,000	7.000		02/15/33	136,552
	26,758,000,000	7.500		06/15/35	1,798,872
	1,186,000,000	6.375		07/15/37	73,406
	5,735,000,000	7.125		06/15/38	372,747
	2,196,000,000	7.500		04/15/40	147,916
	545,000,000	7.125		06/15/43	35,387

					5,413,261

Mexico – 6.3%
Mexico Bonos (BBB+/Baa2)
MXN	7,317,600	5.500		03/04/27	362,284
	7,149,600	8.500		05/31/29	384,736
	17,021,200	7.750		05/29/31	862,382
	2,391,100	7.500		05/26/33	116,944
	4,826,400	10.000		11/20/36	279,278
	22,969,000	8.500		11/18/38	1,166,407
	15,705,700	7.750		11/13/42	729,268

					3,901,299

Peru – 5.9%
Peru Government Bonds (BBB+/Baa1)
PEN	11,040,000	5.940		02/12/29	2,828,819
	10,000	5.350		08/12/40	2,120
Peru Government International Bonds (BBB/Baa1)
	$20,000	3.230	(b)(c)	07/28/21	10,356
Peru Government International Bonds (BBB+/Baa1)
PEN	1,072,000	6.350		08/12/28	283,226
	1,986,000	6.900		08/12/37	500,048

					3,624,569

Poland – 5.2%
Republic of Poland Government Bonds (A/A2)
PLN	7,455,000	2.500		07/25/27	1,554,003
	3,100,000	2.750		04/25/28	641,203
	2,075,000	1.250		10/25/30	358,806
Republic of Poland Government Bonds (A/NR)
	2,070,000	2.750		10/25/29	411,313
Republic of Poland Government Bonds (NR/A2)
	1,225,000	1.750		04/25/32	204,523

					3,169,848

Romania – 5.0%
Romania Government Bonds (NR/NR)
RON	1,175,000	4.500		06/17/24	246,681
	3,400,000	4.750		02/24/25	708,130
	1,600,000	5.800		07/26/27	331,124
	2,650,000	5.000		02/12/29	523,072
	600,000	3.650		09/24/31	102,969
	4,275,000	6.700		02/25/32	887,639
	1,500,000	4.250		04/28/36	246,410

					3,046,025

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS CREDIT FUND

Principal Amount		Interest Rate		Maturity Date	Value

Sovereign Debt Obligations (continued)

Russia – 0.8%
Russia Federal Bonds - OFZ (NR/NR)
RUB	41,225,000	4.500	%(d)	07/16/25	$164,473
	23,220,000	7.250	(d)	05/10/34	58,952
	27,620,000	7.700	(d)	03/16/39	65,830
Russia Federal Bonds - OFZ (NR/WR)
	23,825,000	7.050	(d)	01/19/28	77,771
Serbia Treasury Bonds (NR/NR)
RSD	14,050,000	4.500		08/20/32	112,124

					479,150

South Africa – 7.1%
Republic of South Africa Government Bonds (BB/Ba2)
ZAR	5,125,000	8.250		03/31/32	220,946
	13,375,000	8.875		02/28/35	556,951
	35,650,000	6.250		03/31/36	1,151,378
	32,885,000	8.500		01/31/37	1,270,452
	3,050,000	9.000		01/31/40	118,599
	9,384,300	8.750		01/31/44	345,907
	19,180,000	8.750		02/28/48	702,645

					4,366,878

Thailand – 7.2%
Thailand Government Bonds (A-/Baa1)
THB	5,530,000	3.650		06/20/31	156,942
Thailand Government Bonds (NR/Baa1)
	31,370,000	3.775		06/25/32	898,011
Thailand Government Bonds (NR/NR)
	30,230,000	1.000		06/17/27	775,839
	10,720,000	2.875		12/17/28	293,377
	21,910,000	2.000		12/17/31	551,293
	15,830,000	1.585		12/17/35	358,987
	39,980,000	3.300		06/17/38	1,069,987
	10,610,000	3.450		06/17/43	282,124
	1,220,000	3.600		06/17/67	31,839

					4,418,399

Uruguay – 0.0%
Uruguay Government International Bonds (BBB+/NR)
UYU	1,228,689	3.875		07/02/40	33,421

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $50,614,445)					$47,358,503

Structured Notes – 2.5%

United States – 2.5%
Republic of Columbia (Issuer Citibank NA) (NR/NR)
COP	4,226,000,000	11.000%		07/25/24	$1,044,350
Republic of Indonesia (Issuer JPMorgan Chase Bank NA) (NR/NR)
IDR	7,753,000,000	6.500	(e)	02/15/31	489,109

TOTAL STRUCTURED NOTES (Cost $3,097,176)					$1,533,459

Principal Amount		Interest Rate	Maturity Date	Value

Corporate Obligations – 1.3%

United States(a)(e) – 0.6%
JPMorgan Chase Bank NA (NR/NR)
EGP	16,750,000	0.000%	05/09/24	$407,872

Venezuela(d) – 0.7%
Petroleos de Venezuela SA (NR/NR)
	$9,280,000	6.000	10/28/22	417,600

TOTAL CORPORATE OBLIGATIONS (Cost $3,560,221)				$825,472

U.S. Treasury Obligations – 0.2%
U.S. Treasury Bonds
	$120,000	3.250%	05/15/42	$95,682
(Cost $117,200)

Shares		Dividend Rate		Value

Investment Company(f) – 15.4%
Goldman Sachs Financial Square Government Fund — Institutional Shares
	9,474,124	5.240%		$9,474,124
(Cost $9,474,124)

TOTAL INVESTMENTS – 96.5% (Cost $66,863,166)				$59,287,240

OTHER ASSETS IN EXCESS OF LIABILITIES –3.5%				2,152,587

NET ASSETS – 100.0%				$61,439,827

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(b)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(c)	Actual maturity date is April 03, 2120.

(d)	Security is currently in default and/or non-income producing.

(e)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(f)	Represents an Affiliated Issuer.

Security ratings disclosed, if any, are obtained from S&P’s /Moody’s Investor Service and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS EMERGING MARKETS CREDIT FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2023, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

HSBC Bank PLC	EGP	4,387,410	USD	130,500	12/20/23	$6,963
JPMorgan Securities, Inc.	AUD	378,769	USD	241,730	10/05/23	1,842
	AUD	1,550,414	USD	991,399	10/10/23	5,797
	AUD	250,440	USD	160,767	12/20/23	714
	CAD	359,811	EUR	249,000	12/20/23	971
	CLP	422,363,399	USD	467,064	10/02/23	8,175
	CNH	46,497,747	USD	6,352,297	12/20/23	42,437
	COP	10,608,097,920	USD	2,546,571	10/05/23	50,409
	CZK	6,281,600	EUR	256,603	10/25/23	382
	CZK	6,644,160	USD	286,265	12/20/23	1,112
	EUR	860,409	CHF	828,181	10/25/23	3,387
	EUR	242,592	CHF	231,297	12/20/23	2,452
	EUR	267,170	JPY	41,796,931	12/20/23	34
	EUR	252,718	MXN	4,726,347	12/20/23	749
	EUR	137,311	USD	145,475	02/23/24	729
	GBP	116,813	USD	141,833	10/20/23	710
	GBP	456,096	USD	555,255	10/30/23	1,334
	ILS	992,115	EUR	245,000	12/20/23	1,151
	JPY	588,733	USD	3,914	10/03/23	27
	JPY	20,821,262	USD	139,375	11/06/23	837
	JPY	19,029,331	USD	129,000	12/20/23	90
	MXN	2,373,329	EUR	126,258	12/20/23	309
	MXN	4,073,161	USD	231,181	10/10/23	2,149
	MXN	4,629,798	USD	263,333	10/24/23	1,222
	MXN	4,051,597	USD	227,490	12/08/23	2,280
	MXN	34,007,997	USD	1,902,481	12/20/23	22,207
	MXN	1,074,446	USD	59,651	02/07/24	653
	MXN	867,135	USD	47,831	03/08/24	584
	NOK	6,574,791	USD	607,520	10/04/23	7,208
	NOK	1,225,576	USD	113,102	10/06/23	1,493
	NOK	1,506,107	USD	140,777	12/20/23	348
	NZD	1,808,386	AUD	1,672,452	10/25/23	7,552
	NZD	217,640	AUD	202,000	12/20/23	198
	NZD	1,954,835	USD	1,154,087	10/11/23	17,543
	NZD	1,173,050	USD	694,746	10/25/23	8,325
	NZD	460,292	USD	273,426	12/20/23	2,460
	PLN	920,989	USD	207,374	12/20/23	2,751
	SEK	15,726,557	EUR	1,340,851	10/25/23	21,804
	SEK	7,327,870	USD	658,096	10/10/23	12,879
	SEK	4,189,726	USD	375,207	10/18/23	8,555
	SEK	90,995	USD	8,205	12/20/23	159
	SGD	381,105	USD	278,802	10/25/23	301
	SGD	177,497	USD	130,000	12/20/23	329
	USD	737,495	AUD	1,145,083	10/10/23	999
	USD	4,560,338	BRL	22,376,311	10/03/23	110,913
	USD	4,523,437	BRL	22,376,311	11/03/23	92,765
	USD	263,000	CAD	353,612	12/20/23	2,309
	USD	793,576	CHF	706,705	12/20/23	14,339
	USD	277,563	CLP	234,853,694	10/02/23	13,307

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS CREDIT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

JPMorgan Securities, Inc. (continued)	USD	213,801	CLP	189,493,670	12/06/23	$1,661
	USD	1,697,102	COP	6,855,415,568	10/05/23	18,821
	USD	144,123	COP	586,940,632	02/09/24	4,643
	USD	65,498	CZK	1,495,262	12/20/23	825
	USD	931,723	EUR	873,649	10/18/23	7,358
	USD	1,089,244	EUR	1,014,798	12/20/23	12,134
	USD	2,085,813	EUR	1,914,750	02/23/24	47,047
	USD	268,301	GBP	218,290	10/20/23	1,932
	USD	265,896	GBP	213,448	12/20/23	5,313
	USD	653,167	HUF	238,820,636	12/20/23	13,179
	USD	122,037	INR	10,135,183	12/13/23	521
	USD	899,218	JPY	126,968,810	10/03/23	49,182
	USD	529,934	JPY	73,217,685	11/06/23	36,881
	USD	352,737	JPY	47,407,851	11/22/23	32,726
	USD	279,558	JPY	40,547,934	12/20/23	4,490
	USD	263,000	KRW	351,197,050	10/31/23	2,918
	USD	131,187	KRW	176,158,226	12/20/23	380
	USD	450,023	MXN	7,802,148	10/10/23	3,079
	USD	354,681	MXN	6,079,702	10/24/23	7,276
	USD	157,648	MXN	2,773,869	02/07/24	1,962
	USD	160,519	MXN	2,841,309	03/08/24	1,878
	USD	38,673	NOK	410,100	10/04/23	330
	USD	83,328	NOK	884,082	12/20/23	488
	USD	2,869	NZD	4,029	10/11/23	454
	USD	2,149,910	PEN	8,008,964	11/22/23	41,703
	USD	1,120,751	RON	5,193,316	12/20/23	18,257
	USD	4,034	SEK	38,946	10/18/23	467
	USD	394,872	SGD	538,296	10/25/23	648
	ZAR	13,363,569	USD	695,415	12/20/23	5,287
MS & Co. Int. PLC	EGP	4,295,700	USD	129,000	12/20/23	5,590

TOTAL						$813,673

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS
Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

Barclays Bank PLC	MYR	30,420,481	USD	6,534,310	12/14/23	$(9,857)
JPMorgan Securities, Inc.	AUD	729,880	NZD	789,136	10/25/23	(3,256)
	AUD	287,623	USD	185,277	10/10/23	(283)
	AUD	617,094	USD	399,436	12/20/23	(1,536)
	BRL	22,376,311	USD	4,543,459	10/03/23	(94,036)
	CAD	713,589	USD	531,000	12/20/23	(4,926)
	CHF	248,300	EUR	257,180	10/25/23	(187)
	CHF	696,722	USD	788,873	12/20/23	(20,643)
	CLP	130,897,171	USD	151,941	10/02/23	(4,656)
	CNH	1,931,240	USD	266,000	12/20/23	(401)
	COP	906,146,554	USD	226,467	10/05/23	(4,632)
	COP	5,690,041,629	USD	1,373,401	01/03/24	(10,435)
	COP	497,041,828	USD	118,689	02/07/24	(522)

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS EMERGING MARKETS CREDIT FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

JPMorgan Securities, Inc. (continued)	CZK	9,044,088	EUR	370,340	10/25/23	$(392)
	CZK	6,050,578	USD	263,000	12/20/23	(1,297)
	EUR	591,000	CZK	14,449,861	10/25/23	(112)
	EUR	124,000	NZD	224,293	12/20/23	(2,821)
	EUR	778,837	SEK	9,195,669	10/25/23	(18,240)
	EUR	124,000	SEK	1,481,502	12/20/23	(4,559)
	EUR	933,285	USD	996,102	10/18/23	(8,640)
	EUR	123,438	USD	131,982	12/20/23	(965)
	EUR	2,996,712	USD	3,264,884	02/23/24	(74,085)
	GBP	687,984	USD	849,603	10/20/23	(10,088)
	IDR	1,072,748,595	USD	70,452	12/13/23	(1,220)
	JPY	126,374,097	USD	917,436	10/03/23	(71,381)
	JPY	92,275,412	USD	667,975	11/22/23	(45,101)
	JPY	98,956,381	USD	677,905	12/20/23	(6,608)
	KRW	79,205,092	USD	60,333	12/13/23	(1,541)
	KRW	192,207,265	USD	143,254	12/20/23	(529)
	MXN	6,721,256	USD	386,628	10/10/23	(1,604)
	MXN	9,042,348	USD	523,578	10/24/23	(6,880)
	MXN	1,426,696	USD	81,246	12/08/23	(337)
	NOK	1,522,293	USD	143,685	12/20/23	(1,045)
	PHP	4,487,263	USD	81,200	11/10/23	(1,908)
	PLN	4,918,514	USD	1,135,601	12/20/23	(13,434)
	RON	1,393,600	USD	298,421	12/20/23	(2,572)
	SEK	1,126,146	EUR	97,765	10/25/23	(290)
	SGD	142,261	USD	104,333	10/25/23	(148)
	SGD	714,785	USD	526,145	12/20/23	(1,305)
	THB	51,255,619	USD	1,454,588	12/20/23	(36,500)
	TRY	10,137,057	USD	345,562	12/20/23	(7,722)
	USD	418,226	AUD	651,646	10/05/23	(822)
	USD	280,938	AUD	437,510	10/10/23	(460)
	USD	160,910	AUD	250,440	12/20/23	(572)
	USD	351,721	CLP	318,406,876	10/02/23	(6,548)
	USD	73,074	CLP	65,345,093	12/06/23	(80)
	USD	160,978	CLP	145,733,114	12/07/23	(2,159)
	USD	46,790	CLP	41,886,641	12/20/23	(51)
	USD	1,082,624	COP	4,658,828,906	10/05/23	(57,909)
	USD	42,389	COP	182,273,130	02/09/24	(926)
	USD	270,897	CZK	6,281,600	12/20/23	(798)
	USD	1,018,870	EUR	966,518	10/18/23	(3,754)
	USD	257,707	EUR	244,108	12/20/23	(1,390)
	USD	914,913	GBP	751,592	10/20/23	(2,219)
	USD	67,307	GBP	55,560	10/30/23	(494)
	USD	129,000	GBP	106,085	12/20/23	(511)
	USD	134,228	KRW	181,314,629	11/06/23	(90)
	USD	112,218	MXN	1,974,156	10/10/23	(871)
	USD	472,909	MXN	8,356,296	10/24/23	(4,586)
	USD	573,017	NOK	6,164,678	10/04/23	(3,367)
	USD	113,102	NOK	1,226,594	10/06/23	(1,588)
	USD	1,330,295	NZD	2,235,338	10/11/23	(9,454)
	USD	240,813	NZD	404,085	10/25/23	(1,377)
	USD	823,478	NZD	1,394,253	12/20/23	(12,197)

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS CREDIT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

JPMorgan Securities, Inc. (continued)	USD	634,682	SEK	7,077,846	10/10/23	$(13,399)
	USD	125,069	SEK	1,375,761	10/18/23	(945)
	USD	132,500	SEK	1,472,940	12/20/23	(2,886)
	USD	547,830	SGD	748,961	10/25/23	(676)
	USD	137,448	SGD	187,367	12/20/23	(128)
	USD	130,000	ZAR	2,499,900	12/20/23	(1,079)

TOTAL						$(608,030)

FUTURES CONTRACTS — At September 30, 2023, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
10 Year U.S. Treasury Notes	20	12/19/23	$ 2,178,750	$(44,654)
5 Year U.S. Treasury Notes	7	12/29/23	737,516	2,504

Total				$(42,150)

Short position contracts:
20 Year U.S. Treasury Bonds	(3)	12/19/23	(341,344)	8,100
Ultra Long U.S. Treasury Bonds	(11)	12/19/23	(1,305,563)	72,214

Total				$ 80,314

TOTAL FUTURES CONTRACTS				$ 38,164

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS EMERGING MARKETS CREDIT FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At September 30, 2023, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund(a)	Payments Received by the Fund(a)	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Payments (Received) Paid	Unrealized Appreciation/ (Depreciation)

3M KLIBOR	4.000	BofA Securities LLC	06/15/32	MYR 900	$(1,108)	$(1,331)	$223
		Chicago Mercantile
3M KLIBOR	3.000	Exchange	12/15/31	3,400	(56,349)	(3,734)	(52,615)
3M KLIBOR	2.131	Citibank NA	02/02/26	2,240	(18,252)	—	(18,252)
3M KLIBOR	3.750	Citibank NA	09/20/28	4,390	(4,848)	4,171	(9,019)
3M KLIBOR	3.250	Citibank NA	12/15/31	1,460	(18,445)	(4,293)	(14,152)
3M KLIBOR	3.750	Citibank NA	12/21/32	7,020	(42,323)	(20,302)	(22,021)
3M KLIBOR	3.750	Citibank NA	12/21/32	1,360	(8,199)	(17,541)	9,342
3M KLIBOR	3.750	Citibank NA	06/21/33	910	(6,032)	(245)	(5,787)
3M KLIBOR	3.750	Citibank NA	06/21/33	1,390	(9,213)	2,716	(11,929)
3M KLIBOR	3.750	JPMorgan Securities, Inc.	12/21/32	810	(4,883)	(1,650)	(3,233)
3M KLIBOR	3.750	JPMorgan Securities, Inc.	12/21/32	640	(3,859)	(9,265)	5,406
3M KLIBOR	4.000	JPMorgan Securities, Inc.	09/20/33	1,110	(2,515)	2,113	(4,628)
3M KLIBOR	3.605	MS & Co. Int. PLC	03/06/24	1,650	69	—	69
3M KLIBOR	3.330	MS & Co. Int. PLC	05/31/24	2,610	(1,125)	—	(1,125)
3M KLIBOR	2.000	MS & Co. Int. PLC	06/16/26	1,030	(10,021)	(5,043)	(4,978)
3M KLIBOR	3.500	MS & Co. Int. PLC	06/21/28	1,610	(5,291)	(311)	(4,980)
3M KLIBOR	3.680	MS & Co. Int. PLC	07/12/32	610	(4,056)	—	(4,056)

TOTAL					$(196,450)	$(54,715)	$(141,735)

(a)	Payments made quarterly.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)			Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

1M BID Average(a)	12.300%(a)	01/02/24	BRL	3,530		$(2,728)	$(11,569)	$8,841
1M BID Average(a)	12.795(a)	01/02/24		7,110		(8,805)	(274)	(8,531)
1M BID Average(a)	13.950(a)	01/02/24		1,880		2,811	(6,439)	9,250
12.185%(a)	1M BID Average(a)	01/02/24		1,050		1,485	—	1,485
11.905(a)	1M BID Average(a)	01/02/24		775		1,964	—	1,964
1M BID Average(a)	12.060(a)	01/02/25		5,710		(4,205)	(6,617)	2,412
1M BID Average(a)	12.063(a)	01/02/25		10,200		15,401	—	15,401
13.300(a)	1M BID Average(a)	01/02/25		6,360		(37,376)	(29)	(37,347)
12.713(a)	1M BID Average(a)	01/02/25		4,370		(12,292)	(418)	(11,874)
9.750(a)	Mexico Interbank TIIE 28 Days(a)	12/17/25	MXN	16,920		10,437	4,931	5,506
4.250(b)	12M SOFR(b)	12/20/25		$4,840	(c)	50,661	54,921	(4,260)
4M CNRR(d)	2.000(d)	12/20/25	CNY	43,710		(14,704)	(13,470)	(1,234)
3M KWCDC(d)	3.750(d)	12/20/25	KRW	908,780	(c)	(1,494)	(1,805)	311
7.750(d)	3M JIBAR(d)	12/20/25	ZAR	59,060	(c)	40,000	17,335	22,665
3M TELBOR(d)	4.000(b)	12/20/25	ILS	16,320		(41,263)	(46,131)	4,868
6M WIBOR(e)	4.500(b)	12/20/25	PLN	8,070	(c)	9,249	11,566	(2,317)
6M PRIBO(e)	4.750(b)	12/20/25	CZK	55,300		(8,619)	2,982	(11,601)

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS CREDIT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)			Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

6M MIBOR(e)	6.500%(e)	12/20/25	INR	1,052,790	(c)	$(76,576)	$(56,073)	$(20,503)
3.500%(b)	6M EURO(e)	12/20/25	EUR	230	(c)	842	645	197
2.500(d)	6M THOR(d)	12/20/25	THB	111,460		5,169	(219)	5,388
6M PIBR(d)	8.250(d)	12/20/25	COP	10,479,150		(43,046)	12,534	(55,580)
1M BID Average(a)	10.850(a)	01/02/26	BRL	9,680		(3,787)	11,054	(14,841)
1M BID Average(a)	12.915(a)	01/02/26		8,460		58,683	15,185	43,498
1M BID Average(a)	11.230(a)	01/04/27		—		—	(12)	12
1M BID Average(a)	12.500(a)	01/04/27		1,300		8,874	—	8,874
10.286(a)	1M BID Average(a)	01/04/27		3,500		10,794	—	10,794
Mexico Interbank
TIIE 28 Days(a)	8.750(a)	12/13/28	MXN	9,900	(c)	(15,479)	(4,482)	(10,997)
4.000(b)	12M SOFR(b)	12/20/28		$2,310	(c)	31,578	9,027	22,551
3M CNRR(d)	2.250(d)	12/20/28	CNY	84,780		(100,544)	(43,007)	(57,537)
6M EURO(e)	3.250(b)	12/20/28	EUR	120	(c)	(634)	145	(779)
3M KWCDC(d)	3.500(d)	12/20/28	KRW	4,190,990		(42,673)	(23,477)	(19,196)
6M PRIBO(e)	4.000(b)	12/20/28	CZK	30,820	(c)	(28,241)	(6,817)	(21,424)
6M WIBOR(e)	4.250(b)	12/20/28	PLN	5,660	(c)	(10,532)	2,931	(13,463)
6M CLICP(e)	5.000(e)	12/20/28	CLP	1,872,150	(c)	(53,525)	(25,350)	(28,175)
6.500(e)	6M MIBOR(e)	12/20/28	INR	743,570	(c)	110,327	79,549	30,778
2.500(d)	6M THOR(d)	12/20/28	THB	38,770		19,065	8,847	10,218
3.250(b)	6M EURO(e)	12/20/30	EUR	100	(c)	586	(535)	1,121
8.750(a)	Mexico Interbank TIIE 28 Days(a)	12/07/33	MXN	20,270	(c)	47,791	14,052	33,739
6M EURO(e)	3.250(b)	12/20/33	EUR	280	(c)	(3,104)	2,122	(5,226)
12M SOFR (b)	3.500(b)	12/20/33		$90	(c)	(5,308)	(5,041)	(267)
3M KWCDC(d)	3.500(d)	12/20/33	KRW	1,395,920		(27,918)	(11,740)	(16,178)
3.75(b)	3M TELBOR(d)	12/20/33	ILS	2,210	(c)	26,420	8,667	17,753
6M PRIBO(e)	4.000(b)	12/20/33	CZK	13,160		(20,742)	(4,037)	(16,705)
6M WIBOR(e)	4.750(b)	12/20/33	PLN	2,240	(c)	(8,276)	4,653	(12,929)
6M BUBOR(e)	6.500(b)	12/20/33	HUF	169,550	(c)	(18,912)	(4,751)	(14,161)
5.250(e)	6M CLICP(e)	12/20/33	CLP	1,509,495	(c)	44,484	16,975	27,509
8.000(d)	6M CPIBR(d)	12/20/33	COP	1,026,696		15,163	20,445	(5,282)
3M JIBAR(d)	9.250(d)	12/20/33	ZAR	17,100	(c)	(40,732)	(17,253)	(23,479)
3.000(b)	6M EURO(e)	12/20/38	EUR	110	(c)	5,611	2,665	2,946

TOTAL						$(114,120)	$11,685	$(125,805)

(a)	Payments made at monthly.
(b)	Payments made annually.
(c)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2023.
(d)	Payments made quarterly.
(e)	Payments made semi-annually.

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS EMERGING MARKETS CREDIT FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

NON-DELIVERABLE BOND FORWARD CONTRACTS(a)

Counterparty	Notional Amount (000s)	Reference Obligation(b)	Settlement Date	Unrealized Appreciation/ (Depreciation)*

		Colombia TES,
Citibank NA	COP4,478,192	9.250%, 10/19/23	10/19/23	$(75,532)

*	There is no upfront payment on the bond forward contract, therefore the unrealized gain (loss) of the bond forward contract is equal to its market value.
(a)	Represents a short term forward contract to purchase the referenced obligation denominated in a non-deliverable foreign currency.
(b)	Payments made quarterly.

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At September 30, 2023, the Fund had the following purchased and written options:

OVER-THE-COUNTER OPTIONS ON FOREIGN CURRENCY

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Purchased option contracts
Calls
Call USD/Put COP	Barclays Bank PLC	4,200.000%	02/14/2024	282,000	$282,000	$11,282	$13,883	$(2,601)
Call USD/Put MXN	Barclays Bank PLC	18.090	10/05/2023	1,101,000	1,101,000	564	9,822	(9,258)
Call USD/Put SEK	Barclays Bank PLC	11.365	10/16/2023	1,064,000	1,064,000	921	6,001	(5,080)
Call USD/Put MXN	BofA Securities LLC	17.875	02/05/2024	291,000	291,000	7,797	10,051	(2,254)
Call EUR/Put PLN	Capital Securities Corp.	4.613	10/10/2023	492,000	492,000	3,547	5,391	(1,844)
Call USD/Put MXN	Citibank NA	18.550	12/06/2023	1,069,000	1,069,000	8,421	14,902	(6,481)
Call USD/Put SEK	Deutsche Bank AG
	(London)	11.340	10/06/2023	1,603,500	1,603,500	220	11,058	(10,838)
Call USD/Put COP	MS & Co. Int. PLC	4,300.000	02/07/2024	288,000	288,000	8,450	12,917	(4,467)
Call USD/Put NOK	MS & Co. Int. PLC	10.975	10/02/2023	1,329,000	1,329,000	32	5,632	(5,600)

				7,519,500	$7,519,500	$41,234	$89,657	$(48,423)

Puts
Put USD/Call COP	Barclays Bank PLC	4,200.000	02/14/2024	282,000	282,000	10,595	11,040	(445)
Put USD/Call JPY	BofA Securities LLC	130.700	11/01/2023	1,162,969	1,162,969	52	10,160	(10,108)
Put USD/Call MXN	BofA Securities LLC	17.875	02/05/2024	291,000	291,000	9,309	10,051	(742)
Put EUR/Call USD	Capital Securities Corp.	1.063	10/16/2023	2,474,000	2,474,000	21,867	14,960	6,907
Put USD/Call JPY	Deutsche Bank AG
	(London)	132.000	11/20/2023	1,028,000	1,028,000	228	21,358	(21,130)
Put NZD/Call USD	HSBC Bank PLC	0.583	10/23/2023	2,664,000	2,664,000	2,868	9,214	(6,346)
Put GBP/Call USD	JPMorgan Securities, Inc.	1.202	10/26/2023	1,283,000	1,283,000	4,687	6,382	(1,695)
Put NZD/Call USD	JPMorgan Securities, Inc.	0.575	10/09/2023	2,695,000	2,695,000	163	8,044	(7,881)
Put EUR/Call USD	MS & Co. Int. PLC	1.050	10/16/2023	1,975,000	1,975,000	5,681	10,850	(5,169)
Put EUR/Call USD	MS & Co. Int. PLC	1.082	02/21/2024	2,055,000	2,055,000	56,702	28,325	28,377
Put USD/Call COP	MS & Co. Int. PLC	4,300.000	02/07/2024	288,000	288,000	14,893	12,917	1,976

				16,197,969	$16,197,969	$127,045	$143,301	$(16,256)

Total purchased option contracts				23,717,469	$23,717,469	$168,279	$232,958	$(64,679)

Written option contracts
Calls
Call USD/Put NOK	Barclays Bank PLC	10.975	10/02/2023	(531,581)	(531,581)	(13)	(643)	630

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS CREDIT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER-THE-COUNTER OPTIONS ON FOREIGN CURRENCY (continued)

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Call EUR/Put CZK	BNP Paribas SA	24.460% 10/19/2023		(299,000)	$(299,000)	$(1,257)	$(1,841)	$584
Call USD/Put SGD	BofA Securities LLC	1.351	10/03/2023	(325,000)	(325,000)	(3,615)	(1,794)	(1,821)
Call USD/Put SGD	BofA Securities LLC	1.365	10/26/2023	(313,000)	(313,000)	(1,504)	(1,645)	141
Call AUD/Put NZD	Capital Securities Corp.	1.087	10/03/2023	(503,000)	(503,000)	(16)	(1,985)	1,969
Call EUR/Put CHF	Capital Securities Corp.	0.956	10/03/2023	(300,000)	(300,000)	(4,130)	(1,894)	(2,236)
Call EUR/Put PLN	Capital Securities Corp.	4.708	10/10/2023	(739,000)	(739,000)	(1,017)	(3,388)	2,371
Call USD/Put MXN	Deutsche Bank AG
	(London)	18.090	10/05/2023	(1,101,000)	(1,101,000)	(564)	(1,579)	1,015
Call USD/Put SGD	Deutsche Bank AG
	(London)	1.361	10/19/2023	(319,000)	(319,000)	(1,845)	(1,629)	(216)
Call EUR/Put CZK	HSBC Bank PLC	24.380	10/09/2023	(295,000)	(295,000)	(1,169)	(1,912)	743
Call EUR/Put SEK	HSBC Bank PLC	11.880	10/03/2023	(300,000)	(300,000)	(1)	(2,845)	2,844
Call EUR/Put SEK	HSBC Bank PLC	11.920	10/16/2023	(297,000)	(297,000)	(92)	(2,363)	2,271
Call EUR/Put SEK	HSBC Bank PLC	11.740	10/26/2023	(296,000)	(296,000)	(724)	(2,551)	1,827
Call USD/Put SEK	HSBC Bank PLC	11.340	10/06/2023	(1,603,500)	(1,603,500)	(220)	(4,776)	4,556
Call USD/Put SEK	HSBC Bank PLC	11.365	10/16/2023	(1,064,000)	(1,064,000)	(769)	(1,830)	1,061
Call EUR/Put SEK	JPMorgan Securities, Inc.	11.910	10/23/2023	(297,000)	(297,000)	(191)	(2,533)	2,342
Call USD/Put SGD	JPMorgan Securities, Inc.	1.359	10/06/2023	(323,000)	(323,000)	(1,985)	(1,723)	(262)
Call AUD/Put NZD	MS & Co. Int. PLC	1.090	10/19/2023	(496,000)	(496,000)	(225)	(1,732)	1,507
Call EUR/Put CHF	MS & Co. Int. PLC	0.954	10/16/2023	(297,000)	(297,000)	(4,657)	(1,769)	(2,888)
Call EUR/Put CHF	MS & Co. Int. PLC	0.966	10/26/2023	(296,000)	(296,000)	(1,858)	(1,818)	(40)
Call USD/Put MXN	MS & Co. Int. PLC	17.875	02/05/2024	(291,000)	(291,000)	(7,797)	(10,479)	2,682
Call AUD/Put NZD	UBS AG (London)	1.086	10/09/2023	(496,000)	(496,000)	(161)	(1,974)	1,813
Call EUR/Put CHF	UBS AG (London)	0.962	10/23/2023	(297,000)	(297,000)	(2,520)	(1,795)	(725)

				(11,079,081)	$(11,079,081)	$(36,330)	$(56,498)	$20,168

Puts
Put EUR/Call CZK	BNP Paribas SA	24.460	10/19/2023	(299,000)	(299,000)	(1,616)	(1,840)	224
Put USD/Call SGD	BofA Securities LLC	1.351	10/03/2023	(325,000)	(325,000)	(4)	(1,793)	1,789
Put USD/Call SGD	BofA Securities LLC	1.365	10/26/2023	(313,000)	(313,000)	(1,579)	(1,645)	66
Put AUD/Call NZD	Capital Securities Corp.	1.087	10/03/2023	(503,000)	(503,000)	(4,224)	(1,985)	(2,239)
Put EUR/Call CHF	Capital Securities Corp.	0.956	10/03/2023	(300,000)	(300,000)	(9)	(1,894)	1,885
Put EUR/Call USD	Capital Securities Corp.	1.050	10/16/2023	(1,975,000)	(1,975,000)	(6,158)	(3,993)	(2,165)
Put USD/Call SGD	Deutsche Bank AG
	(London)	1.361	10/19/2023	(319,000)	(319,000)	(891)	(1,628)	737
Put EUR/Call CZK	HSBC Bank PLC	24.380	10/09/2023	(295,000)	(295,000)	(785)	(1,913)	1,128
Put EUR/Call SEK	HSBC Bank PLC	11.880	10/03/2023	(300,000)	(300,000)	(9,652)	(2,845)	(6,807)
Put EUR/Call SEK	HSBC Bank PLC	11.920	10/16/2023	(297,000)	(297,000)	(10,718)	(2,363)	(8,355)
Put EUR/Call SEK	HSBC Bank PLC	11.740	10/26/2023	(296,000)	(296,000)	(6,429)	(2,551)	(3,878)
Put EUR/Call SEK	JPMorgan Securities, Inc.	11.910	10/23/2023	(297,000)	(297,000)	(10,537)	(2,533)	(8,004)
Put USD/Call SGD	JPMorgan Securities, Inc.	1.359	10/06/2023	(323,000)	(323,000)	(172)	(1,723)	1,551
Put AUD/Call NZD	MS & Co. Int. PLC	1.090	10/19/2023	(496,000)	(496,000)	(5,040)	(1,732)	(3,308)
Put EUR/Call CHF	MS & Co. Int. PLC	0.954	10/16/2023	(297,000)	(297,000)	(194)	(1,769)	1,575
Put EUR/Call CHF	MS & Co. Int. PLC	0.966	10/26/2023	(296,000)	(296,000)	(1,530)	(1,818)	288
Put EUR/Call USD	MS & Co. Int. PLC	1.063	10/16/2023	(2,474,000)	(2,474,000)	(21,644)	(30,424)	8,780
Put USD/Call JPY	MS & Co. Int. PLC	132.000	11/20/2023	(1,028,000)	(1,028,000)	(228)	(9,242)	9,014
Put USD/Call MXN	MS & Co. Int. PLC	17.875	02/05/2024	(291,000)	(291,000)	(9,309)	(10,479)	1,170
Put AUD/Call NZD	UBS AG (London)	1.086	10/09/2023	(496,000)	(496,000)	(3,930)	(1,974)	(1,956)

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS EMERGING MARKETS CREDIT FUND

Schedule of Investments (continued) September 30, 2023 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER-THE-COUNTER OPTIONS ON FOREIGN CURRENCY (continued)

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Put EUR/Call CHF	UBS AG (London)	0.962%	10/23/2023	(297,000)	$(297,000)	$(955)	$ (1,795)	$ 840

				(11,517,000)	$(11,517,000)	$(95,604)	$ (87,939)	$ (7,665)

Total written option contracts				(22,596,081)	$(22,596,081)	$(131,934)	$(144,437)	$ 12,503

TOTAL				1,121,388	$1,121,388	$36,345	$ 88,521	$(52,176)

Currency Abbreviations:
AUD	—Australian Dollar
BRL	—Brazil Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
CNY	—Chinese Yuan Renminbi
COP	—Colombia Peso
CZK	—Czech Republic Koruna
EGP	—Egypt Pound
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
IDR	—Indonesia Rupiah
ILS	—Israeli Shekel
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysia Ringgit
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PEN	—Peru Nuevo Sol
PHP	—Philippines Peso
PLN	—Polish Zloty
RON	—Romania New Leu
RSD	—Serbia Dinar
RUB	—Russian Ruble
SEK	—Swedish Krona
SGD	—Singapore Dollar
THB	—Thailand Baht
TRY	—Turkish Lira
USD	—U.S. Dollar
UYU	—Uruguay Peso
ZAR	—South African Rand

Investment Abbreviations:
NR	—Not Rated
WR	—Withdrawn Rating

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS CREDIT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

Abbreviations:
BUBOR	—Budapest Interbank Offered Rate
CLICP	—Sinacofi Chile Interbank Rate
EURO	—Euro Offered Rate
JIBAR	—Johannesburg Interbank Agreed Rate
KLIBOR	—Kuala Lumpur Interbank Offered Rate
KWCDC	—South Korean Won Certificate of Deposit
MIBOR	—MIBOR - Mumbai Interbank Offered Rate
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC
SOFR	—Secured Overnight Funding Rate
TELBOR	—Tel Aviv Interbank Offered Rate
TIIE	—La Tasa de Interbank Equilibrium Interest Rate
WIBOR	—Warsaw Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Assets and Liabilities September 30, 2023 (Unaudited)

	Emerging Markets Debt Fund	High Yield Fund	High Yield Floating Rate Fund

Assets:

Investments in unaffiliated issuers, at value (cost $619,581,931, $1,800,716,130 and $2,164,047,158, respectively)	$460,511,863	$1,624,033,058	$2,042,602,446
Investments in affiliated issuers, at value (cost $24,800,712, $12,424,432 and $49,194,258, respectively)	24,800,712	12,424,432	49,194,258
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost(a)	—	55,075,460	22,220,314
Purchased options, at value (premium paid $1,179,691, $0 and $0, respectively)	828,744	—	—
Cash	7,681,504	27,136,046	37,930,052
Foreign currencies, at value (cost $259,788, $0 and $299,121, respectively)	142,210	2,008	298,935
Unrealized gain on forward foreign currency exchange contracts	2,453,834	1,160,503	788,747
Variation margin on futures contracts	201,079	691,535	—
Receivables:
Collateral on certain derivative contracts(b)	11,950,419	5,974,164	2,097,628
Interest and dividends	7,645,356	26,527,080	20,858,593
Investments sold	7,049,406	7,259,852	32,127,867
Investments sold on an extended-settlement basis	1,151,398	—	121,505
Due from broker	245,632	—	—
Due from broker - upfront payment	207,505	—	—
Fund shares sold	148,949	763,608	1,199,446
Reimbursement from investment adviser	77,041	49,885	—
Securities lending income	—	84,818	41,835
Other assets	78,464	96,530	253,969

Total assets	525,174,116	1,761,278,979	2,209,735,595

Liabilities:

Unrealized loss on forward foreign currency exchange contracts	2,734,450	—	—
Written option contracts, at value (premium received $791,868, $0 and $0, respectively)	686,854	—	—
Variation margin on swaps contracts	477,852	25,567	—
Variation margin on futures contracts	—	—	132,961
Payables:
Investments purchased	7,017,873	5,472,020	33,601,875
Investments purchased on an extended-settlement basis	1,293,525	6,876,410	1,720,000
Fund shares redeemed	1,018,889	3,389,987	17,008,191
Management fees	342,128	900,778	987,002
Income distributions	223,601	43,607	4,169
Distribution and Service fees and Transfer Agency fees	25,163	71,956	57,216
Due to broker	—	1,110,000	17,265
Payable upon return of securities loaned	—	55,075,460	22,220,314
Accrued expenses	367,065	307,870	899,379

Total liabilities	14,187,400	73,273,655	76,648,372

Net Assets:

Paid-in capital	1,022,615,432	2,443,082,047	2,831,085,643
Total distributable earnings (loss)	(511,628,716)	(755,076,723)	(697,998,420)

NET ASSETS	$510,986,716	$1,688,005,324	$2,133,087,223
Net Assets:
Class A	$22,999,601	$88,883,079	$4,966,043
Class C	4,373,728	3,227,396	811,129
Institutional	312,996,134	167,305,187	138,164,317
Service	—	3,822,794	—
Investor	12,943,495	7,637,432	8,595,828
Class R6	126,220,566	15,935,342	16,846,245
Class R	—	4,021,423	269,730
Class P	31,453,192	1,397,172,671	1,963,433,931
Total Net Assets	$510,986,716	$1,688,005,324	$2,133,087,223
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	2,629,056	16,658,666	561,484
Class C	500,641	604,511	91,685
Institutional	35,762,455	31,286,684	15,621,194
Service	—	717,232	—
Investor	1,478,901	1,428,811	969,054
Class R6	14,419,624	2,975,372	1,902,174
Class R	—	754,593	30,492
Class P	3,596,488	261,246,871	221,558,361
Net asset value, offering and redemption price per share:(c)
Class A	$8.75	$5.34	$8.84
Class C	8.74	5.34	8.85
Institutional	8.75	5.35	8.84
Service	—	5.33	—
Investor	8.75	5.35	8.87
Class R6	8.75	5.36	8.86
Class R	—	5.33	8.85
Class P	8.75	5.35	8.86

(a)	Includes loaned securities having a market value of $53,959,822 and $21,731,896, respectively.
(b)	Segregated for initial margin and/or collateral as follows:

Fund	Futures	Swaps	Forwards
Emerging Markets Debt	$2,523,225	$9,427,194	$—
High Yield	1,474,504	4,499,660	—
High Yield Floating Rate	1,447,628	—	650,000

(c)

Maximum public offering price per share for Class A Shares of Emerging Markets Debt, High Yield and High Yield Floating Rate Funds is $9.16, $5.59 and $9.04, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Assets and Liabilities (continued) September 30, 2023 (Unaudited)

	Investment Grade Credit Fund	Emerging Markets Credit Fund

Assets:

Investments in unaffiliated issuers, at value (cost $551,745,104 and $57,389,042, respectively)	$498,098,557	$49,813,116
Investments in affiliated issuers, at value (cost $12,264,478 and $9,474,124, respectively)	12,264,478	9,474,124
Purchased options, at value (premium paid $63,005 and $232,958, respectively)	78,074	168,279
Cash	8,166,608	44,875
Foreign currencies, at value (cost $25,007 and $716,019, respectively)	24,817	719,333
Unrealized gain on swap contracts	—	15,040
Unrealized gain on forward foreign currency exchange contracts	20,628	813,673
Variation margin on futures contracts	128,187	5,564
Receivables:
Collateral on certain derivative contracts(a)	14,629,435	992,065
Fund shares sold	9,687,027	4,633
Investments sold	7,933,181	4,020,882
Interest and dividends	5,626,190	748,279
Due from broker - upfront payment	76,687	83,698
Reimbursement from investment adviser	34,793	54,517
Investments sold on an extended-settlement basis	—	208,829
Upfront payments made on swap contracts	—	9,000
Foreign tax reclaims	—	28,428
Other assets	58,508	43,226

Total assets	556,827,170	67,247,561

Liabilities:

Unrealized loss on forward foreign currency exchange contracts	408	608,030
Written option contracts, at value (premium received $46,696 and $144,437, respectively)	52,764	131,934
Variation margin on swaps contracts	141,882	68,330
Unrealized loss on swap contracts	—	156,775
Unrealized loss on non-deliverable bond forward contracts	—	75,532
Payables:
Fund shares redeemed	3,424,737	124,821
Investments purchased on an extended-settlement basis	604,241	1,273,728
Management fees	159,095	39,779
Investments purchased	69,475	2,846,916
Distribution and Service fees and Transfer Agency fees	17,189	4,340
Income distributions	16,557	5,729
Upfront payments received on swap contracts	—	63,715
Due to broker	—	116,874
Accrued expenses	196,246	291,231

Total liabilities	4,682,594	5,807,734

Net Assets:

Paid-in capital	675,135,321	230,815,695
Total distributable earnings (loss)	(122,990,745)	(169,375,868)

NET ASSETS	$552,144,576	$61,439,827
Net Assets:
Class A	$5,921,917	$2,706,089
Class C	—	1,548,669
Institutional	66,893,657	6,199,784
Separate Account Institutional	89,796,189	—
Investor	9,580,803	12,863,428
Class R6	189,897,032	23,858,764
Class P	190,054,978	14,263,093
Total Net Assets	$552,144,576	$61,439,827
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	785,147	617,268
Class C	—	353,908
Institutional	8,866,460	1,419,091
Separate Account Institutional	11,899,168	—
Investor	1,270,462	2,940,531
Class R6	25,165,368	5,465,760
Class P	25,199,852	3,264,834
Net asset value, offering and redemption price per share:(b)
Class A	$7.54	$4.38
Class C	—	4.38
Institutional	7.54	4.37
Separate Account Institutional	7.55	—
Investor	7.54	4.37
Class R6	7.55	4.37
Class P	7.54	4.37

(a)	Segregated for initial margin and/or collateral as follows:

Fund	Futures	Swaps
Investment Grade Credit	$2,927,243	$11,702,192
Emerging Markets Credit	31,494	960,571

(b)

Maximum public offering price per share for Class A Shares of Investment Grade Credit and Emerging Markets Credit Funds is $7.83 and $4.59, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Operations For the Six Months Ended September 30, 2023 (Unaudited)

	Emerging Markets Debt Fund	High Yield Fund	High Yield Floating Rate Fund

Investment Income:

Interest	$19,098,831	$54,703,229	$99,639,643
Dividends — affiliated issuers	1,227,721	1,068,869	1,004,586
Dividends — unaffiliated issuers	—	529,482	1,816,144
Securities lending income, net of rebates received or paid to borrowers	—	488,252	212,115

Total investment income	20,326,552	56,789,832	102,672,488

Expenses:

Management fees	2,479,775	5,855,623	6,035,870
Custody, accounting and administrative services	204,658	108,107	298,877
Transfer Agency fees(a)	142,568	307,919	331,609
Professional fees	88,430	74,558	86,935
Registration fees	62,437	75,611	64,921
Prime broker fees	55,729	—	1,207
Printing and mailing costs	49,636	33,048	36,185
Distribution and Service (12b-1) fees(a)	47,368	142,721	8,457
Shareholder meeting expense	21,308	13,026	5,300
Trustee fees	11,786	12,387	13,118
Service fees — Class C	5,957	4,436	878
Shareholder Administration fees — Service Class	—	4,828	—
Interest expense	—	—	976,913
Other	20,002	40,117	69,034

Total expenses	3,189,654	6,672,381	7,929,304

Less — expense reductions	(438,218)	(710,931)	(30,931)

Net expenses	2,751,436	5,961,450	7,898,373

NET INVESTMENT INCOME	17,575,116	50,828,382	94,774,115

Realized and unrealized gain (loss):

Net realized gain (loss) from:
Investments — unaffiliated issuers	(53,038,292)	(14,449,718)	(35,953,848)
Purchased options	(5,277,407)	242,400	—
Futures contracts	(4,489,286)	(2,805,634)	2,322,648
Written options	5,490,498	88,573	—
Swap contracts	1,156,486	159,984	—
Forward foreign currency exchange contracts	298,784	78,723	691,551
Foreign currency transactions	(1,306,900)	(318,100)	(316,467)
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	50,727,221	(9,269,709)	60,115,479
Purchased options	1,741,571	191,293	—
Futures contracts	(4,314,146)	(960,315)	2,604,075
Written options	(1,805,414)	(336,398)	—
Swap contracts	495,166	913,451	—
Forward foreign currency exchange contracts	587,168	1,934,800	2,041,798
Foreign currency translation	661,336	203,826	393,438

Net realized and unrealized gain (loss)	(9,073,215)	(24,326,824)	31,898,674

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,501,901	$26,501,558	$126,672,789

(a)	Class specific Distribution and/or Service (12b-1) and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees				Transfer Agency Fees
Fund	Class A	Class C	Service	Class R	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P
Emerging Markets Debt	$29,498	$17,870	$—	$—	$14,159	$2,859	$73,984	$—	$24,423	$22,479	$—	$4,664
High Yield	114,664	13,309	4,828	9,920	55,039	2,129	34,044	772	4,798	2,474	2,381	206,282
High Yield Floating Rate	5,177	2,634	—	646	2,485	422	25,936	—	4,095	2,675	155	295,841

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Operations (continued) For the Six Months Ended September 30, 2023 (Unaudited)

	Investment Grade Credit Fund	Emerging Markets Credit Fund

Investment Income:

Interest (net of foreign withholding taxes of $0 and $13,359, respectively)	$13,413,416	$2,073,236
Dividends — affiliated issuers	197,551	243,477
Dividends — unaffiliated issuers	337,546	—

Total investment income	13,948,513	2,316,713

Expenses:

Management fees	1,077,638	252,575
Transfer Agency fees(a)	105,442	16,501
Custody, accounting and administrative services	70,207	158,297
Professional fees	65,689	84,236
Registration fees	37,765	41,376
Printing and mailing costs	19,409	21,675
Trustee fees	11,693	11,274
Distribution and Service (12b-1) fees(a)	7,600	9,741
Shareholder meeting expense	2,288	1,388
Prime broker fees	—	10,162
Service fees — Class C	—	2,095
Other	14,670	7,850

Total expenses	1,412,401	617,170

Less — expense reductions	(213,016)	(311,265)

Net expenses	1,199,385	305,905

NET INVESTMENT INCOME	12,749,128	2,010,808

Realized and unrealized gain (loss):

Net realized gain (loss) from:
Investments — unaffiliated issuers	(16,078,145)	(417,697)
Purchased options	(25,407)	(920,559)
Futures contracts	(3,467,831)	65,041
Written options	46,331	920,627
Swap contracts	630,194	325,207
Forward foreign currency exchange contracts	(95,941)	(1,283,027)
Foreign currency transactions	(16,141)	66,892
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	(10,190,835)	(860,527)
Purchased options	193,388	201,976
Futures contracts	(3,342,454)	38,095
Non-deliverable bond forward contracts	—	(75,532)
Written options	(277,237)	(184,482)
Swap contracts	99,001	(285,600)
Forward foreign currency exchange contracts	141,372	138,407
Foreign currency translation	18,322	(184,716)

Net realized and unrealized loss	(32,365,383)	(2,455,895)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(19,616,255)	$(445,087)

(a)	Class specific Distribution and/or Service (12b-1) and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees		Transfer Agency Fees
Fund	Class A	Class C	Class A	Class C	Institutional	Separate Account Institutional	Investor	Class R6	Class P
Investment Grade Credit	$7,600	$—	$3,648	$—	$13,537	$14,381	$5,647	$41,603	$26,626
Emerging Markets Credit	3,455	6,286	1,658	1,006	1,354	—	6,258	3,865	2,360

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Changes in Net Assets

	Emerging Markets Debt Fund		High Yield Fund
	For the Six Months Ended September 30, 2023 (Unaudited)	For the Fiscal Year Ended March 31, 2023	For the Six Months Ended September 30, 2023 (Unaudited)	For the Fiscal Year Ended March 31, 2023

From operations:

Net investment income	$17,575,116	$36,040,459	$50,828,382	$85,332,423
Net realized loss	(57,166,117)	(139,847,403)	(17,003,772)	(88,994,849)
Net change in unrealized gain (loss)	48,092,902	(5,687,309)	(7,323,052)	(87,595,024)

Net increase (decrease) in net assets resulting from operations	8,501,901	(109,494,253)	26,501,558	(91,257,450)

Distributions to shareholders:

From distributable earnings:
Class A Shares	(651,860)	(1,793,014)	(2,735,253)	(5,057,545)
Class C Shares	(113,881)	(376,907)	(92,470)	(191,004)
Institutional Shares	(10,762,577)	(35,324,311)	(5,315,581)	(11,633,080)
Service Shares	—	—	(110,993)	(249,238)
Investor Shares	(1,214,095)	(2,482,796)	(248,433)	(706,523)
Class R6 Shares	(4,375,936)	(10,339,350)	(516,210)	(1,547,872)
Class R Shares	—	—	(113,371)	(209,436)
Class P Shares	(903,375)	(2,356,053)	(43,034,737)	(65,611,022)
Return of capital:
Class A Shares	—	—	—	(332,122)
Class C Shares	—	—	—	(12,543)
Institutional Shares	—	—	—	(763,927)
Service Shares	—	—	—	(16,367)
Investor Shares	—	—	—	(46,396)
Class R6 Shares	—	—	—	(101,647)
Class R Shares	—	—	—	(13,753)
Class P Shares	—	—	—	(4,308,580)

Total distributions to shareholders	(18,021,724)	(52,672,431)	(52,167,048)	(90,801,055)

From share transactions:

Proceeds from sales of shares	82,834,701	511,425,652	249,882,579	610,264,246
Reinvestment of distributions	16,766,504	49,302,790	51,865,236	89,352,530
Cost of shares redeemed	(325,968,684)	(674,272,076)	(193,170,307)	(808,300,869)

Net increase (decrease) in net assets resulting from share transactions	(226,367,479)	(113,543,634)	108,577,508	(108,684,093)

TOTAL INCREASE (DECREASE)	(235,887,302)	(275,710,318)	82,912,018	(290,742,598)

Net assets:

Beginning of period	746,874,018	1,022,584,336	1,605,093,306	1,895,835,904

End of period	$510,986,716	$746,874,018	$1,688,005,324	$1,605,093,306

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Changes in Net Assets (continued)

	High Yield Floating Rate Fund		Investment Grade Credit Fund
	For the Six Months Ended September 30, 2023 (Unaudited)	For the Fiscal Year Ended March 31, 2023	For the Six Months Ended September 30, 2023 (Unaudited)	For the Fiscal Year Ended March 31, 2023

From operations:

Net investment income	$94,774,115	$225,127,236	$12,749,128	$20,943,099
Net realized loss	(33,256,116)	(140,571,283)	(19,006,940)	(45,680,887)
Net change in unrealized gain (loss)	65,154,790	(101,177,716)	(13,358,443)	(14,411,553)

Net increase (decrease) in net assets resulting from operations	126,672,789	(16,621,763)	(19,616,255)	(39,149,341)

Distributions to shareholders:

From distributable earnings:
Class A Shares	(175,734)	(220,656)	(122,707)	(201,756)
Class C Shares	(27,003)	(53,680)	—	—
Institutional Shares	(5,690,881)	(9,142,854)	(1,477,812)	(2,037,738)
Separate Account Institutional Shares	—	—	(2,095,145)	(3,423,254)
Investor Shares	(296,791)	(408,711)	(201,567)	(240,367)
Class R6 Shares	(782,858)	(6,456,410)	(6,048,204)	(9,733,730)
Class R Shares	(10,593)	(8,936)	—	—
Class P Shares	(86,674,890)	(221,534,305)	(3,884,302)	(5,038,884)
Return of capital:
Class A Shares	—	—	—	(26,216)
Institutional Shares	—	—	—	(264,780)
Separate Account Institutional Shares	—	—	—	(444,811)
Investor Shares	—	—	—	(31,233)
Class R6 Shares	—	—	—	(1,264,781)
Class P Shares	—	—	—	(654,743)

Total distributions to shareholders	(93,658,750)	(237,825,552)	(13,829,737)	(23,362,293)

From share transactions:

Proceeds from sales of shares	231,616,528	1,454,069,033	75,039,877	130,950,734
Reinvestment of distributions	93,610,836	237,740,242	13,719,187	23,170,246
Cost of shares redeemed	(460,257,377)	(3,893,329,697)	(141,393,317)	(152,627,882)

Net increase (decrease) in net assets resulting from share transactions	(135,030,013)	(2,201,520,422)	(52,634,253)	1,493,098

TOTAL DECREASE	(102,015,974)	(2,455,967,737)	(86,080,245)	(61,018,536)

Net assets:

Beginning of period	2,235,103,197	4,691,070,934	638,224,821	699,243,357

End of period	$2,133,087,223	$2,235,103,197	$552,144,576	$638,224,821

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Changes in Net Assets (continued)

	Emerging Markets Credit Fund
	For the Six Months Ended September 30, 2023 (Unaudited)	For the Fiscal Year Ended March 31, 2023

From operations:

Net investment income	$2,010,808	$2,806,131
Net realized loss	(1,243,516)	(4,936,657)
Net change in unrealized gain (loss)	(1,212,379)	1,518,788

Net decrease in net assets resulting from operations	(445,087)	(611,738)

Distributions to shareholders:

From distributable earnings:
Class A Shares	(84,590)	(252,619)
Class C Shares	(45,006)	(120,407)
Institutional Shares	(216,961)	(576,676)
Investor Shares	(336,431)	(523,757)
Class R6 Shares	(828,808)	(1,539,775)
Class P Shares	(505,606)	(1,362,172)

Total distributions to shareholders	(2,017,402)	(4,375,406)

From share transactions:

Proceeds from sales of shares	14,817,972	29,451,105
Reinvestment of distributions	1,983,102	4,289,198
Cost of shares redeemed	(11,619,054)	(21,403,280)

Net increase in net assets resulting from share transactions	5,182,020	12,337,023

TOTAL INCREASE	2,719,531	7,349,879

Net assets:

Beginning of period	58,720,296	51,370,417

End of period	$61,439,827	$58,720,296

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Financial Highlights Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Emerging Markets Debt Fund

	Class A Shares

	Six Months Ended September 30, 2023 (Unaudited)
			Year Ended March 31,
			2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$8.89		$10.65	$11.98	$10.36	$12.20	$12.67

Net investment income (a)	0.24		0.44	0.44	0.43	0.51	0.58

Net realized and unrealized gain (loss)	(0.13)		(1.52)	(1.32)	1.61	(1.85)	(0.51)

Total from investment operations	0.11		(1.08)	(0.88)	2.04	(1.34)	0.07

Distributions to shareholders from net investment income	(0.25)		(0.68)	(0.45)	(0.42)	(0.26)	(0.50)

Distributions to shareholders from return of capital	—		—	—	—	(0.24)	(0.04)

Total distributions	(0.25)		(0.68)	(0.45)	(0.42)	(0.50)	(0.54)

Net asset value, end of period	$8.75		$8.89	$10.65	$11.98	$10.36	$12.20

Total return(b)	1.17%		(10.08)%	(7.64)%	19.75%	(11.48)%	0.77%

Net assets, end of period (in 000s)	$23,000		$23,037	$29,940	$43,340	$46,179	$61,408

Ratio of net expenses to average net assets	1.15	%(c)	1.16%	1.16%	1.17%	1.19%	1.20%

Ratio of total expenses to average net assets	1.34	%(c)	1.29%	1.22%	1.25%	1.26%	1.24%

Ratio of net investment income to average net assets	5.39	%(c)	4.73%	3.62%	3.60%	4.17%	4.84%

Portfolio turnover rate(d)	12%		53%	32%	79%	87%	80%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Emerging Markets Debt Fund

	Class C Shares

	Six Months Ended September 30, 2023 (Unaudited)
			Year Ended March 31,
			2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$8.87		$10.64	$11.97	$10.35	$12.19	$12.67

Net investment income(a)	0.21		0.37	0.35	0.34	0.42	0.48

Net realized and unrealized gain (loss)	(0.13)		(1.53)	(1.32)	1.61	(1.85)	(0.51)

Total from investment operations	0.08		(1.16)	(0.97)	1.95	(1.43)	(0.03)

Distributions to shareholders from net investment income	(0.21)		(0.61)	(0.36)	(0.33)	(0.22)	(0.41)

Distributions to shareholders from return of capital	—		—	—	—	(0.19)	(0.04)

Total distributions	(0.21)		(0.61)	(0.36)	(0.33)	(0.41)	(0.45)

Net asset value, end of period	$8.74		$8.87	$10.64	$11.97	$10.35	$12.19

Total return(b)	0.79%		(10.76)%	(8.34)%	18.76%	(12.07)%	(0.06)%

Net assets, end of period (in 000s)	$4,374		$5,112	$8,088	$10,192	$13,742	$21,871

Ratio of net expenses to average net assets	1.90	%(c)	1.91%	1.91%	1.92%	1.94%	1.95%

Ratio of total expenses to average net assets	2.09	%(c)	2.04%	1.97%	2.00%	2.01%	1.99%

Ratio of net investment income to average net assets	4.64	%(c)	3.95%	2.88%	2.86%	3.42%	4.08%

Portfolio turnover rate(d)	12%		53%	32%	79%	87%	80%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Emerging Markets Debt Fund

	Institutional Shares

	Six Months Ended September 30, 2023 (Unaudited)
			Year Ended March 31,
			2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$8.89		$10.66	$11.99	$10.37	$12.21	$12.69

Net investment income(a)	0.25		0.46	0.47	0.47	0.55	0.62

Net realized and unrealized gain (loss)	(0.13)		(1.53)	(1.31)	1.61	(1.85)	(0.52)

Total from investment operations	0.12		(1.07)	(0.84)	2.08	(1.30)	0.10

Distributions to shareholders from net investment income	(0.26)		(0.70)	(0.49)	(0.46)	(0.29)	(0.53)

Distributions to shareholders from return of capital	—		—	—	—	(0.25)	(0.05)

Total distributions	(0.26)		(0.70)	(0.49)	(0.46)	(0.54)	(0.58)

Net asset value, end of period	$8.75		$8.89	$10.66	$11.99	$10.37	$12.21

Total return(b)	1.31%		(9.90)%	(7.35)%	19.99%	(11.10)%	1.04%

Net assets, end of period (in 000s)	$312,996		$407,041	$726,607	$916,157	$825,481	$1,087,407

Ratio of net expenses to average net assets	0.87	%(c)	0.86%	0.86%	0.86%	0.87%	0.86%

Ratio of total expenses to average net assets	1.00	%(c)	0.96%	0.89%	0.92%	0.92%	0.90%

Ratio of net investment income to average net assets	5.67	%(c)	4.98%	3.94%	3.92%	4.48%	5.18%

Portfolio turnover rate(d)	12%		53%	32%	79%	87%	80%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Emerging Markets Debt Fund

	Investor Shares

	Six Months Ended September 30, 2023 (Unaudited)
			Year Ended March 31,
			2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$8.89		$10.67	$12.00	$10.38	$12.21	$12.69

Net investment income(a)	0.26		0.47	0.47	0.46	0.54	0.61

Net realized and unrealized gain (loss)	(0.14)		(1.55)	(1.32)	1.61	(1.83)	(0.52)

Total from investment operations	0.12		(1.08)	(0.85)	2.07	(1.29)	0.09

Distributions to shareholders from net investment income	(0.26)		(0.70)	(0.48)	(0.45)	(0.29)	(0.52)

Distributions to shareholders from return of capital	—		—	—	—	(0.25)	(0.05)

Total distributions	(0.26)		(0.70)	(0.48)	(0.45)	(0.54)	(0.57)

Net asset value, end of period	$8.75		$8.89	$10.67	$12.00	$10.38	$12.21

Total return(b)	1.18%		(9.84)%	(7.47)%	20.02%	(11.16)%	0.95%

Net assets, end of period (in 000s)	$12,943		$119,488	$38,862	$75,617	$70,616	$103,473

Ratio of net expenses to average net assets	0.90	%(c)	0.89%	0.91%	0.92%	0.94%	0.95%

Ratio of total expenses to average net assets	1.05	%(c)	1.04%	0.97%	1.00%	1.01%	0.99%

Ratio of net investment income to average net assets	5.96	%(c)	5.15%	3.86%	3.85%	4.42%	5.09%

Portfolio turnover rate(d)	12%		53%	32%	79%	87%	80%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Emerging Markets Debt Fund

	Class R6 Shares

	Six Months Ended
	September 30, 2023		Year Ended March 31,
	(Unaudited)		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$8.89		$10.66	$11.99	$10.37	$12.21	$12.69

Net investment income(a)	0.25		0.47	0.47	0.47	0.55	0.60

Net realized and unrealized gain (loss)	(0.13)		(1.53)	(1.31)	1.61	(1.85)	(0.50)

Total from investment operations	0.12		(1.06)	(0.84)	2.08	(1.30)	0.10

Distributions to shareholders from net investment income	(0.26)		(0.71)	(0.49)	(0.46)	(0.28)	(0.53)

Distributions to shareholders from return of capital	—		—	—	—	(0.26)	(0.05)

Total distributions	(0.26)		(0.71)	(0.49)	(0.46)	(0.54)	(0.58)

Net asset value, end of period	$8.75		$8.89	$10.66	$11.99	$10.37	$12.21

Total return(b)	1.32%		(9.89)%	(7.34)%	20.12%	(11.17)%	1.05%

Net assets, end of period (in 000s)	$126,221		$161,802	$183,368	$214,558	$184,389	$332,270

Ratio of net expenses to average net assets	0.86	%(c)	0.85%	0.85%	0.85%	0.86%	0.85%

Ratio of total expenses to average net assets	0.99	%(c)	0.95%	0.88%	0.91%	0.91%	0.90%

Ratio of net investment income to average net assets	5.67	%(c)	5.01%	3.94%	3.92%	4.50%	5.10%

Portfolio turnover rate(d)	12%		53%	32%	79%	87%	80%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Emerging Markets Debt Fund

	Class P Shares

	Six Months Ended
	September 30, 2023		Year Ended March 31,				Period Ended
	(Unaudited)		2023	2022	2021	2020	March 31, 2019(a)

Per Share Data

Net asset value, beginning of period	$8.88		$10.65	$11.99	$10.37	$12.20	$12.59

Net investment income(b)	0.25		0.46	0.47	0.48	0.55	0.55

Net realized and unrealized gain (loss)	(0.12)		(1.52)	(1.32)	1.60	(1.84)	(0.40)

Total from investment operations	0.13		(1.06)	(0.85)	2.08	(1.29)	0.15

Distributions to shareholders from net investment income	(0.26)		(0.71)	(0.49)	(0.46)	(0.29)	(0.50)

Distributions to shareholders from return of capital	—		—	—	—	(0.25)	(0.04)

Total distributions	(0.26)		(0.71)	(0.49)	(0.46)	(0.54)	(0.54)

Net asset value, end of period	$8.75		$8.88	$10.65	$11.99	$10.37	$12.20

Total return(c)	1.32%		(9.81)%	(7.43)%	20.12%	(11.10)%	1.46%

Net assets, end of period (in 000s)	$31,453		$30,394	$35,720	$35,499	$14,207	$14,908

Ratio of net expenses to average net assets	0.86	%(d)	0.85%	0.85%	0.85%	0.86%	0.85	%(d)

Ratio of total expenses to average net assets	1.00	%(d)	0.95%	0.88%	0.90%	0.91%	0.91	%(d)

Ratio of net investment income to average net assets	5.68	%(d)	5.03%	3.97%	3.96%	4.49%	5.00	%(d)

Portfolio turnover rate(e)	12%		53%	32%	79%	87%	80%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs High Yield Fund

	Class A Shares

	Six Months Ended
	September 30, 2023		Year Ended March 31,
	(Unaudited)		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$5.42		$6.00	$6.39	$5.47	$6.32	$6.34

Net investment income (a)	0.16		0.28	0.26	0.31	0.33	0.33

Net realized and unrealized gain (loss)	(0.08)		(0.56)	(0.36)	0.93	(0.83)	(0.01)

Total from investment operations	0.08		(0.28)	(0.10)	1.24	(0.50)	0.32

Distributions to shareholders from net investment income	(0.16)		(0.28)	(0.26)	(0.32)	(0.35)	(0.34)

Distributions to shareholders from return of capital	—		(0.02)	(0.03)	—	— (b)	—

Total distributions	(0.16)		(0.30)	(0.29)	(0.32)	(0.35)	(0.34)

Net asset value, end of period	$5.34		$5.42	$6.00	$6.39	$5.47	$6.32

Total return(c)	1.50%		(4.51)%	(1.77)%	23.07%	(8.50)%	5.20%

Net assets, end of period (in 000s)	$88,883		$96,399	$111,249	$126,459	$120,003	$163,355

Ratio of net expenses to average net assets	0.99	%(d)	0.99%	1.00%	1.03%	1.03%	1.04%

Ratio of total expenses to average net assets	1.11	%(d)	1.11%	1.10%	1.11%	1.11%	1.11%

Ratio of net investment income to average net assets	5.80	%(d)	5.18%	4.15%	5.04%	5.26%	5.31%

Portfolio turnover rate(e)	12%		39%	56%	71%	80%	59%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS HIGH YIELD FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs High Yield Fund

	Class C Shares

	Six Months Ended
	September 30, 2023		Year Ended March 31,
	(Unaudited)		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$5.42		$6.01	$6.40	$5.47	$6.32	$6.34

Net investment income(a)	0.14		0.24	0.22	0.26	0.29	0.29

Net realized and unrealized gain (loss)	(0.08)		(0.57)	(0.37)	0.95	(0.84)	(0.02)

Total from investment operations	0.06		(0.33)	(0.15)	1.21	(0.55)	0.27

Distributions to shareholders from net investment income	(0.14)		(0.24)	(0.22)	(0.28)	(0.30)	(0.29)

Distributions to shareholders from return of capital	—		(0.02)	(0.02)	—	— (b)	—

Total distributions	(0.14)		(0.26)	(0.24)	(0.28)	(0.30)	(0.29)

Net asset value, end of period	$5.34		$5.42	$6.01	$6.40	$5.47	$6.32

Total return(c)	1.12%		(5.38)%	(2.50)%	22.12%	(9.02)%	4.41%

Net assets, end of period (in 000s)	$3,227		$3,721	$5,607	$6,448	$9,942	$15,532

Ratio of net expenses to average net assets	1.74	%(d)	1.74%	1.75%	1.78%	1.78%	1.79%

Ratio of total expenses to average net assets	1.86	%(d)	1.86%	1.85%	1.86%	1.86%	1.85%

Ratio of net investment income to average net assets	5.05	%(d)	4.41%	3.40%	4.27%	4.52%	4.53%

Portfolio turnover rate(e)	12%		39%	56%	71%	80%	59%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs High Yield Fund

	Institutional Shares

	Six Months Ended
	September 30, 2023		Year Ended March 31,
	(Unaudited)		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$5.43		$6.02	$6.41	$5.48	$6.33	$6.35

Net investment income(a)	0.16		0.30	0.28	0.33	0.35	0.35

Net realized and unrealized gain (loss)	(0.07)		(0.57)	(0.36)	0.94	(0.83)	(0.01)

Total from investment operations	0.09		(0.27)	(0.08)	1.27	(0.48)	0.34

Distributions to shareholders from net investment income	(0.17)		(0.30)	(0.28)	(0.34)	(0.37)	(0.36)

Distributions to shareholders from return of capital	—		(0.02)	(0.03)	—	— (b)	—

Total distributions	(0.17)		(0.32)	(0.31)	(0.34)	(0.37)	(0.36)

Net asset value, end of period	$5.35		$5.43	$6.02	$6.41	$5.48	$6.33

Total return(c)	1.65%		(4.38)%	(1.48)%	23.34%	(8.05)%	5.50%

Net assets, end of period (in 000s)	$167,305		$178,298	$263,256	$295,209	$250,926	$338,503

Ratio of net expenses to average net assets	0.70	%(d)	0.71%	0.72%	0.75%	0.75%	0.75%

Ratio of total expenses to average net assets	0.78	%(d)	0.78%	0.77%	0.78%	0.77%	0.75%

Ratio of net investment income to average net assets	6.09	%(d)	5.44%	4.43%	5.29%	5.55%	5.52%

Portfolio turnover rate(e)	12%		39%	56%	71%	80%	59%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS HIGH YIELD FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs High Yield Fund

	Service Shares

	Six Months Ended
	September 30, 2023		Year Ended March 31,
	(Unaudited)		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$5.41		$6.00	$6.39	$5.46	$6.31	$6.33

Net investment income(a)	0.15		0.27	0.25	0.30	0.32	0.32

Net realized and unrealized gain (loss)	(0.07)		(0.57)	(0.37)	0.94	(0.84)	(0.02)

Total from investment operations	0.08		(0.30)	(0.12)	1.24	(0.52)	0.30

Distributions to shareholders from net investment income	(0.16)		(0.27)	(0.24)	(0.31)	(0.33)	(0.32)

Distributions to shareholders from return of capital	—		(0.02)	(0.03)	—	— (b)	—

Total distributions	(0.16)		(0.29)	(0.27)	(0.31)	(0.33)	(0.32)

Net asset value, end of period	$5.33		$5.41	$6.00	$6.39	$5.46	$6.31

Total return(c)	1.39%		(4.89)%	(1.99)%	22.80%	(8.56)%	4.97%

Net assets, end of period (in 000s)	$3,823		$4,258	$6,867	$8,331	$5,563	$10,858

Ratio of net expenses to average net assets	1.20	%(d)	1.21%	1.22%	1.25%	1.25%	1.25%

Ratio of total expenses to average net assets	1.28	%(d)	1.28%	1.27%	1.28%	1.27%	1.27%

Ratio of net investment income to average net assets	5.59	%(d)	4.92%	3.94%	4.80%	5.05%	5.10%

Portfolio turnover rate(e)	12%		39%	56%	71%	80%	59%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

100	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs High Yield Fund

	Investor Shares

	Six Months Ended
	September 30, 2023		Year Ended March 31,
	(Unaudited)		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$5.43		$6.02	$6.40	$5.48	$6.33	$6.35

Net investment income(a)	0.16		0.30	0.28	0.33	0.35	0.35

Net realized and unrealized gain (loss)	(0.07)		(0.57)	(0.36)	0.93	(0.83)	(0.02)

Total from investment operations	0.09		(0.27)	(0.08)	1.26	(0.48)	0.33

Distributions to shareholders from net investment income	(0.17)		(0.30)	(0.27)	(0.34)	(0.37)	(0.35)

Distributions to shareholders from return of capital	—		(0.02)	(0.03)	—	— (b)	—

Total distributions	(0.17)		(0.32)	(0.30)	(0.34)	(0.37)	(0.35)

Net asset value, end of period	$5.35		$5.43	$6.02	$6.40	$5.48	$6.33

Total return(c)	1.63%		(4.25)%	(1.52)%	23.34%	(8.25)%	5.46%

Net assets, end of period (in 000s)	$7,637		$7,715	$16,174	$14,217	$13,268	$18,830

Ratio of net expenses to average net assets	0.74	%(d)	0.74%	0.75%	0.78%	0.78%	0.79%

Ratio of total expenses to average net assets	0.86	%(d)	0.86%	0.85%	0.86%	0.86%	0.86%

Ratio of net investment income to average net assets	6.05	%(d)	5.40%	4.40%	5.29%	5.52%	5.56%

Portfolio turnover rate(e)	12%		39%	56%	71%	80%	59%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	101

GOLDMAN SACHS HIGH YIELD FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs High Yield Fund

	Class R6 Shares

	Six Months Ended
	September 30, 2023		Year Ended March 31,
	(Unaudited)		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$5.44		$6.03	$6.42	$5.49	$6.34	$6.36

Net investment income(a)	0.17		0.29	0.28	0.33	0.35	0.35

Net realized and unrealized gain (loss)	(0.08)		(0.56)	(0.36)	0.94	(0.83)	(0.01)

Total from investment operations	0.09		(0.27)	(0.08)	1.27	(0.48)	0.34

Distributions to shareholders from net investment income	(0.17)		(0.30)	(0.28)	(0.34)	(0.37)	(0.36)

Distributions to shareholders from return of capital	—		(0.02)	(0.03)	—	— (b)	—

Total distributions	(0.17)		(0.32)	(0.31)	(0.34)	(0.37)	(0.36)

Net asset value, end of period	$5.36		$5.44	$6.03	$6.42	$5.49	$6.34

Total return(c)	1.65%		(4.36)%	(1.46)%	23.32%	(8.02)%	5.51%

Net assets, end of period (in 000s)	$15,935		$16,748	$70,219	$41,825	$49,791	$81,751

Ratio of net expenses to average net assets	0.69	%(d)	0.70%	0.71%	0.74%	0.74%	0.74%

Ratio of total expenses to average net assets	0.77	%(d)	0.77%	0.76%	0.77%	0.76%	0.75%

Ratio of net investment income to average net assets	6.10	%(d)	5.31%	4.45%	5.31%	5.55%	5.58%

Portfolio turnover rate(e)	12%		39%	56%	71%	80%	59%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

102	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs High Yield Fund

	Class R Shares

	Six Months Ended
	September 30, 2023		Year Ended March 31,
	(Unaudited)		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$5.41		$6.00	$6.38	$5.47	$6.31	$6.33

Net investment income(a)	0.15		0.27	0.25	0.30	0.32	0.32

Net realized and unrealized gain (loss)	(0.08)		(0.57)	(0.36)	0.92	(0.83)	(0.02)

Total from investment operations	0.07		(0.30)	(0.11)	1.22	(0.51)	0.30

Distributions to shareholders from net investment income	(0.15)		(0.27)	(0.24)	(0.31)	(0.33)	(0.32)

Distributions to shareholders from return of capital	—		(0.02)	(0.03)	—	— (b)	—

Total distributions	(0.15)		(0.29)	(0.27)	(0.31)	(0.33)	(0.32)

Net asset value, end of period	$5.33		$5.41	$6.00	$6.38	$5.47	$6.31

Total return(c)	1.37%		(4.92)%	(1.87)%	22.57%	(8.58)%	4.93%

Net assets, end of period (in 000s)	$4,021		$3,816	$4,551	$6,089	$9,899	$12,560

Ratio of net expenses to average net assets	1.24	%(d)	1.24%	1.25%	1.28%	1.28%	1.29%

Ratio of total expenses to average net assets	1.36	%(d)	1.36%	1.35%	1.36%	1.36%	1.36%

Ratio of net investment income to average net assets	5.55	%(d)	4.93%	3.90%	4.84%	5.01%	5.06%

Portfolio turnover rate(e)	12%		39%	56%	71%	80%	59%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	103

GOLDMAN SACHS HIGH YIELD FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs High Yield Fund

	Class P Shares

	Six Months Ended
	September 30, 2023		Year Ended March 31,				Period Ended
	(Unaudited)		2023	2022	2021	2020	March 31, 2019(a)

Per Share Data

Net asset value, beginning of period	$5.43		$6.02	$6.41	$5.48	$6.33	$6.42

Net investment income(b)	0.17		0.30	0.28	0.33	0.35	0.33

Net realized and unrealized gain (loss)	(0.08)		(0.57)	(0.36)	0.94	(0.83)	(0.08)

Total from investment operations	0.09		(0.27)	(0.08)	1.27	(0.48)	0.25

Distributions to shareholders from net investment income	(0.17)		(0.30)	(0.28)	(0.34)	(0.37)	(0.34)

Distributions to shareholders from return of capital	—		(0.02)	(0.03)	—	— (c)	—

Total distributions	(0.17)		(0.32)	(0.31)	(0.34)	(0.37)	(0.34)

Net asset value, end of period	$5.35		$5.43	$6.02	$6.41	$5.48	$6.33

Total return(d)	1.65%		(4.37)%	(1.47)%	23.35%	(8.04)%	4.00%

Net assets, end of period (in 000s)	$1,397,173		$1,294,140	$1,417,912	$1,575,340	$1,331,465	$1,604,685

Ratio of net expenses to average net assets	0.69	%(e)	0.70%	0.71%	0.74%	0.74%	0.74	%(e)

Ratio of total expenses to average net assets	0.77	%(e)	0.77%	0.76%	0.77%	0.76%	0.77	%(e)

Ratio of net investment income to average net assets	6.10	%(e)	5.47%	4.44%	5.31%	5.55%	5.67	%(e)

Portfolio turnover rate(f)	12%		39%	56%	71%	80%	59%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

104	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs High Yield Floating Rate Fund

	Class A Shares

	Six Months Ended
	September 30, 2023		Year Ended March 31,
	(Unaudited)		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$8.71		$9.23	$9.36	$7.89	$9.36	$9.65

Net investment income (a)	0.38		0.52	0.29	0.32	0.45	0.44

Net realized and unrealized gain (loss)	0.12		(0.46)	(0.13)	1.48	(1.47)	(0.29)

Total from investment operations	0.50		0.06	0.16	1.80	(1.02)	0.15

Distributions to shareholders from net investment income	(0.37)		(0.58)	(0.29)	(0.33)	(0.45)	(0.44)

Net asset value, end of period	$8.84		$8.71	$9.23	$9.36	$7.89	$9.36

Total return(b)	5.97%		0.77%	1.83%	22.96%	(11.44)%	1.57%

Net assets, end of period (in 000s)	$4,966		$2,959	$3,623	$3,583	$2,788	$3,802

Ratio of net expenses to average net assets after interest expense	1.07	%(c)	1.06%	0.96%	1.06%	1.04%	0.97%

Ratio of net expenses to average net assets before interest expense	1.03	%(c)	0.99%	0.94%	1.01%	1.03%	0.97%

Ratio of total expenses to average net assets after interest expense	1.07	%(c)	1.07%	0.98%	1.11%	1.04%	0.97%

Ratio of net investment income to average net assets	8.56	%(c)	5.89%	3.05%	3.62%	4.86%	4.57%

Portfolio turnover rate(d)	12%		24%	26%	53%	39%	69%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	105

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs High Yield Floating Rate Fund

	Class C Shares

	Six Months Ended
	September 30, 2023		Year Ended March 31,
	(Unaudited)		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$8.71		$9.23	$9.36	$7.89	$9.36	$9.65

Net investment income(a)	0.34		0.44	0.22	0.26	0.38	0.36

Net realized and unrealized gain (loss)	0.14		(0.45)	(0.13)	1.47	(1.47)	(0.28)

Total from investment operations	0.48		(0.01)	0.09	1.73	(1.09)	0.08

Distributions to shareholders from net investment income	(0.34)		(0.51)	(0.22)	(0.26)	(0.38)	(0.37)

Net asset value, end of period	$8.85		$8.71	$9.23	$9.36	$7.89	$9.36

Total return(b)	5.57%		0.02%	0.96%	22.18%	(12.10)%	0.81%

Net assets, end of period (in 000s)	$811		$731	$1,178	$578	$673	$1,126

Ratio of net expenses to average net assets after interest expense	1.84	%(c)	1.80%	1.71%	1.81%	1.79%	1.71%

Ratio of net expenses to average net assets before interest expense	1.78	%(c)	1.74%	1.69%	1.76%	1.77%	1.71%

Ratio of total expenses to average net assets after interest expense	1.84	%(c)	1.81%	1.73%	1.87%	1.79%	1.72%

Ratio of net investment income to average net assets	7.79	%(c)	5.01%	2.31%	2.93%	4.12%	3.74%

Portfolio turnover rate(d)	12%		24%	26%	53%	39%	69%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

106	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs High Yield Floating Rate Fund

	Institutional Shares

	Six Months Ended
	September 30, 2023		Year Ended March 31,
	(Unaudited)		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$8.71		$9.23	$9.36	$7.90	$9.36	$9.66

Net investment income(a)	0.39		0.58	0.32	0.36	0.48	0.43

Net realized and unrealized gain (loss)	0.12		(0.49)	(0.13)	1.46	(1.45)	(0.26)

Total from investment operations	0.51		0.09	0.19	1.82	(0.97)	0.17

Distributions to shareholders from net investment income	(0.38)		(0.61)	(0.32)	(0.36)	(0.49)	(0.47)

Net asset value, end of period	$8.84		$8.71	$9.23	$9.36	$7.90	$9.36

Total return(b)	6.14%		1.10%	2.06%	23.34%	(11.03)%	1.81%

Net assets, end of period (in 000s)	$138,164		$131,964	$71,792	$75,149	$79,977	$89,465

Ratio of net expenses to average net assets after interest expense	0.75	%(c)	0.75%	0.63%	0.72%	0.70%	0.61%

Ratio of net expenses to average net assets before interest expense	0.70	%(c)	0.67%	0.61%	0.67%	0.68%	0.61%

Ratio of total expenses to average net assets after interest expense	0.75	%(c)	0.75%	0.65%	0.76%	0.70%	0.62%

Ratio of net investment income to average net assets	8.88	%(c)	6.58%	3.38%	3.99%	5.16%	4.51%

Portfolio turnover rate(d)	12%		24%	26%	53%	39%	69%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	107

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs High Yield Floating Rate Fund

	Investor Shares

	Six Months Ended
	September 30, 2023		Year Ended March 31,
	(Unaudited)		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$8.73		$9.25	$9.38	$7.91	$9.38	$9.67

Net investment income(a)	0.39		0.57	0.31	0.34	0.48	0.45

Net realized and unrealized gain (loss)	0.13		(0.49)	(0.13)	1.48	(1.47)	(0.28)

Total from investment operations	0.52		0.08	0.18	1.82	(0.99)	0.17

Distributions to shareholders from net investment income	(0.38)		(0.60)	(0.31)	(0.35)	(0.48)	(0.46)

Net asset value, end of period	$8.87		$8.73	$9.25	$9.38	$7.91	$9.38

Total return(b)	6.10%		1.04%	1.98%	23.35%	(11.18)%	1.83%

Net assets, end of period (in 000s)	$8,596		$6,217	$6,293	$3,825	$705	$1,431

Ratio of net expenses to average net assets after interest expense	0.83	%(c)	0.83%	0.71%	0.80%	0.78%	0.71%

Ratio of net expenses to average net assets before interest expense	0.78	%(c)	0.75%	0.69%	0.75%	0.77%	0.71%

Ratio of total expenses to average net assets after interest expense	0.84	%(c)	0.83%	0.73%	0.84%	0.78%	0.72%

Ratio of net investment income to average net assets	8.80	%(c)	6.45%	3.30%	3.74%	5.14%	4.69%

Portfolio turnover rate(d)	12%		24%	26%	53%	39%	69%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

108	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs High Yield Floating Rate Fund

	Class R6 Shares

	Six Months Ended
	September 30, 2023		Year Ended March 31,
	(Unaudited)		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$8.72		$9.24	$9.36	$7.90	$9.37	$9.67

Net investment income(a)	0.39		0.43	0.32	0.33	0.49	0.45

Net realized and unrealized gain (loss)	0.14		(0.34)	(0.12)	1.49	(1.47)	(0.28)

Total from investment operations	0.53		0.09	0.20	1.82	(0.98)	0.17

Distributions to shareholders from net investment income	(0.39)		(0.61)	(0.32)	(0.36)	(0.49)	(0.47)

Net asset value, end of period	$8.86		$8.72	$9.24	$9.36	$7.90	$9.37

Total return(b)	6.14%		1.12%	2.18%	23.35%	(11.11)%	1.82%

Net assets, end of period (in 000s)	$16,846		$17,687	$355,784	$143,999	$24,486	$26,552

Ratio of net expenses to average net assets after interest expense	0.74	%(c)	0.63%	0.62%	0.70%	0.69%	0.60%

Ratio of net expenses to average net assets before interest expense	0.69	%(c)	0.62%	0.62%	0.57%	0.67%	0.60%

Ratio of total expenses to average net assets after interest expense	0.74	%(c)	0.64%	0.64%	0.75%	0.69%	0.61%

Ratio of net investment income to average net assets	8.89	%(c)	4.84%	3.41%	3.59%	5.20%	4.69%

Portfolio turnover rate(d)	12%		24%	26%	53%	39%	69%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	109

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs High Yield Floating Rate Fund

	Class R Shares

	Six Months Ended
	September 30, 2023		Year Ended March 31,
	(Unaudited)		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$8.71		$9.23	$9.35	$7.89	$9.36	$9.65

Net investment income(a)	0.36		0.59	0.26	0.30	0.44	0.42

Net realized and unrealized gain (loss)	0.14		(0.56)	(0.11)	1.47	(1.48)	(0.30)

Total from investment operations	0.50		0.03	0.15	1.77	(1.04)	0.12

Distributions to shareholders from net investment income	(0.36)		(0.55)	(0.27)	(0.31)	(0.43)	(0.41)

Net asset value, end of period	$8.85		$8.71	$9.23	$9.35	$7.89	$9.36

Total return(b)	5.84%		0.52%	1.58%	22.69%	(11.64)%	1.31%

Net assets, end of period (in 000s)	$270		$249	$68	$13	$11	$100

Ratio of net expenses to average net assets after interest expense	1.32	%(c)	1.38%	1.18%	1.29%	1.27%	1.22%

Ratio of net expenses to average net assets before interest expense	1.28	%(c)	1.27%	1.17%	1.25%	1.26%	1.22%

Ratio of total expenses to average net assets after interest expense	1.33	%(c)	1.39%	1.20%	1.34%	1.27%	1.23%

Ratio of net investment income to average net assets	8.31	%(c)	6.68%	2.79%	3.38%	4.75%	4.40%

Portfolio turnover rate(d)	12%		24%	26%	53%	39%	69%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

110	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs High Yield Floating Rate Fund

	Class P Shares

	Six Months Ended
	September 30, 2023		Year Ended March 31,				Period Ended
	(Unaudited)		2023	2022	2021	2020	March 31, 2019(a)

Per Share Data

Net asset value, beginning of period	$8.73		$9.25	$9.37	$7.91	$9.37	$9.69

Net investment income(b)	0.39		0.55	0.32	0.35	0.49	0.45

Net realized and unrealized gain (loss)	0.13		(0.46)	(0.12)	1.47	(1.46)	(0.33)

Total from investment operations	0.52		0.09	0.20	1.82	(0.97)	0.12

Distributions to shareholders from net investment income	(0.39)		(0.61)	(0.32)	(0.36)	(0.49)	(0.44)

Net asset value, end of period	$8.86		$8.73	$9.25	$9.37	$7.91	$9.37

Total return(c)	6.02%		1.13%	2.18%	23.49%	(11.11)%	1.32%

Net assets, end of period (in 000s)	$1,963,434		$2,075,297	$4,252,333	$1,681,575	$1,132,605	$2,215,089

Ratio of net expenses to average net assets after interest expense	0.74	%(d)	0.71%	0.62%	0.71%	0.69%	0.62	%(d)

Ratio of net expenses to average net assets before interest expense	0.69	%(d)	0.65%	0.62%	0.70%	0.67%	0.62	%(d)

Ratio of total expenses to average net assets after interest expense	0.74	%(d)	0.72%	0.64%	0.76%	0.69%	0.63	%(d)

Ratio of net investment income to average net assets	8.89	%(d)	6.16%	3.40%	3.94%	5.22%	5.04	%(d)

Portfolio turnover rate(e)	12%		24%	26%	53%	39%	69%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	111

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Investment Grade Credit Fund

	Class A Shares

	Six Months Ended
	September 30, 2023		Year Ended March 31,

	(Unaudited)		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$7.97		$8.76	$9.59	$8.96	$9.16	$9.01

Net investment income (a)	0.14		0.24	0.20	0.24	0.27	0.28

Net realized and unrealized gain (loss)	(0.41)		(0.76)	(0.58)	0.77	(0.06)	0.16

Total from investment operations	(0.27)		(0.52)	(0.38)	1.01	0.21	0.44

Distributions to shareholders from net investment income	(0.16)		(0.24)	(0.17)	(0.25)	(0.29)	(0.29)

Distributions to shareholders from net realized gains	—		—	(0.22)	(0.13)	(0.12)	—

Distributions to shareholders from return of capital	—		(0.03)	(0.06)	—	—	—

Total distributions	(0.16)		(0.27)	(0.45)	(0.38)	(0.41)	(0.29)

Net asset value, end of period	$7.54		$7.97	$8.76	$9.59	$8.96	$9.16

Total return(b)	(3.47)%		(5.71)%	(4.42)%	11.23%	1.98%	5.14%

Net assets, end of period (in 000s)	$5,922		$6,130	$8,652	$9,743	$9,832	$7,895

Ratio of net expenses to average net assets	0.71	%(c)	0.71%	0.71%	0.72%	0.72%	0.72%

Ratio of total expenses to average net assets	0.78	%(c)	0.79%	0.79%	0.79%	0.81%	0.84%

Ratio of net investment income to average net assets	3.69	%(c)	3.02%	2.04%	2.40%	2.86%	3.19%

Portfolio turnover rate(d)	19%		58%	31%	69%	76%	82%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

112	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Investment Grade Credit Fund

	Institutional Shares

	Six Months Ended
	September 30, 2023		Year Ended March 31,

	(Unaudited)		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$7.97		$8.76	$9.59	$8.96	$9.17	$9.01

Net investment income(a)	0.16		0.27	0.23	0.27	0.30	0.31

Net realized and unrealized gain (loss)	(0.42)		(0.76)	(0.58)	0.78	(0.07)	0.17

Total from investment operations	(0.26)		(0.49)	(0.35)	1.05	0.23	0.48

Distributions to shareholders from net investment income	(0.17)		(0.27)	(0.20)	(0.29)	(0.32)	(0.32)

Distributions to shareholders from net realized gains	—		—	(0.22)	(0.13)	(0.12)	—

Distributions to shareholders from return of capital	—		(0.03)	(0.06)	—	—	—

Total distributions	(0.17)		(0.30)	(0.48)	(0.42)	(0.44)	(0.32)

Net asset value, end of period	$7.54		$7.97	$8.76	$9.59	$8.96	$9.17

Total return(b)	(3.18)%		(5.50)%	(4.00)%	11.47%	2.44%	5.50%

Net assets, end of period (in 000s)	$66,894		$64,706	$66,925	$123,553	$51,976	$40,548

Ratio of net expenses to average net assets	0.38	%(c)	0.38%	0.38%	0.38%	0.38%	0.38%

Ratio of total expenses to average net assets	0.45	%(c)	0.46%	0.46%	0.45%	0.47%	0.48%

Ratio of net investment income to average net assets	4.02	%(c)	3.38%	2.38%	2.69%	3.19%	3.49%

Portfolio turnover rate(d)	19%		58%	31%	69%	76%	82%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	113

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Investment Grade Credit Fund

	Separate Account Institutional Shares

	Six Months Ended
	September 30, 2023		Year Ended March 31,

	(Unaudited)		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$7.97		$8.76	$9.60	$8.97	$9.17	$9.02

Net investment income(a)	0.16		0.27	0.23	0.27	0.31	0.31

Net realized and unrealized gain (loss)	(0.41)		(0.76)	(0.59)	0.78	(0.07)	0.16

Total from investment operations	(0.25)		(0.49)	(0.36)	1.05	0.24	0.47

Distributions to shareholders from net investment income	(0.17)		(0.27)	(0.20)	(0.29)	(0.32)	(0.32)

Distributions to shareholders from net realized gains	—		—	(0.22)	(0.13)	(0.12)	—

Distributions to shareholders from return of capital	—		(0.03)	(0.06)	—	—	—

Total distributions	(0.17)		(0.30)	(0.48)	(0.42)	(0.44)	(0.32)

Net asset value, end of period	$7.55		$7.97	$8.76	$9.60	$8.97	$9.17

Total return(b)	(3.30)%		(5.38)%	(4.09)%	11.60%	2.45%	5.39%

Net assets, end of period (in 000s)	$89,796		$102,580	$123,397	$176,606	$226,962	$228,692

Ratio of net expenses to average net assets	0.37	%(c)	0.37%	0.37%	0.37%	0.37%	0.37%

Ratio of total expenses to average net assets	0.44	%(c)	0.45%	0.45%	0.45%	0.46%	0.49%

Ratio of net investment income to average net assets	4.03	%(c)	3.38%	2.39%	2.75%	3.21%	3.55%

Portfolio turnover rate(d)	19%		58%	31%	69%	76%	82%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

114	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Investment Grade Credit Fund

	Investor Shares

	Six Months Ended
	September 30, 2023		Year Ended March 31,

	(Unaudited)		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$7.97		$8.76	$9.59	$8.96	$9.17	$9.02

Net investment income(a)	0.15		0.27	0.22	0.26	0.30	0.31

Net realized and unrealized gain (loss)	(0.41)		(0.77)	(0.58)	0.78	(0.07)	0.15

Total from investment operations	(0.26)		(0.50)	(0.36)	1.04	0.23	0.46

Distributions to shareholders from net investment income	(0.17)		(0.26)	(0.19)	(0.28)	(0.32)	(0.31)

Distributions to shareholders from net realized gains	—		—	(0.22)	(0.13)	(0.12)	—

Distributions to shareholders from return of capital	—		(0.03)	(0.06)	—	—	—

Total distributions	(0.17)		(0.29)	(0.47)	(0.41)	(0.44)	(0.31)

Net asset value, end of period	$7.54		$7.97	$8.76	$9.59	$8.96	$9.17

Total return(b)	(3.35)%		(5.58)%	(4.07)%	11.38%	2.35%	5.28%

Net assets, end of period (in 000s)	$9,581		$11,844	$3,815	$5,364	$4,628	$3,164

Ratio of net expenses to average net assets	0.46	%(c)	0.46%	0.46%	0.46%	0.47%	0.47%

Ratio of total expenses to average net assets	0.53	%(c)	0.54%	0.54%	0.54%	0.56%	0.58%

Ratio of net investment income to average net assets	3.94	%(c)	3.39%	2.30%	2.63%	3.10%	3.45%

Portfolio turnover rate(d)	19%		58%	31%	69%	76%	82%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	115

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Investment Grade Credit Fund

	Class R6 Shares

	Six Months Ended
	September 30, 2023		Year Ended March 31,

	(Unaudited)		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$7.97		$8.76	$9.59	$8.96	$9.17	$9.02

Net investment income(a)	0.16		0.27	0.22	0.27	0.31	0.33

Net realized and unrealized gain (loss)	(0.41)		(0.76)	(0.57)	0.78	(0.08)	0.14

Total from investment operations	(0.25)		(0.49)	(0.35)	1.05	0.23	0.47

Distributions to shareholders from net investment income	(0.17)		(0.27)	(0.20)	(0.29)	(0.32)	(0.32)

Distributions to shareholders from net realized gains	—		—	(0.22)	(0.13)	(0.12)	—

Distributions to shareholders from return of capital	—		(0.03)	(0.06)	—	—	—

Total distributions	(0.17)		(0.30)	(0.48)	(0.42)	(0.44)	(0.32)

Net asset value, end of period	$7.55		$7.97	$8.76	$9.59	$8.96	$9.17

Total return(b)	(3.30)%		(5.38)%	(3.99)%	11.48%	2.45%	5.39%

Net assets, end of period (in 000s)	$189,897		$274,325	$320,086	$1,228	$978	$675

Ratio of net expenses to average net assets	0.37	%(c)	0.37%	0.37%	0.37%	0.37%	0.37%

Ratio of total expenses to average net assets	0.44	%(c)	0.45%	0.45%	0.45%	0.46%	0.54%

Ratio of net investment income to average net assets	4.03	%(c)	3.38%	2.35%	2.74%	3.20%	3.63%

Portfolio turnover rate(d)	19%		58%	31%	69%	76%	82%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

116	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Investment Grade Credit Fund

	Class P Shares

	Six Months Ended
	September 30, 2023		Year Ended March 31,				Period Ended

	(Unaudited)		2023	2022	2021	2020	March 31, 2019(a)

Per Share Data

Net asset value, beginning of period	$7.97		$8.76	$9.59	$8.96	$9.16	$8.93

Net investment income(b)	0.16		0.27	0.23	0.27	0.31	0.30

Net realized and unrealized gain (loss)	(0.42)		(0.76)	(0.58)	0.78	(0.07)	0.23

Total from investment operations	(0.26)		(0.49)	(0.35)	1.05	0.24	0.53

Distributions to shareholders from net investment income	(0.17)		(0.27)	(0.20)	(0.29)	(0.32)	(0.30)

Distributions to shareholders from net realized gains	—		—	(0.22)	(0.13)	(0.12)	—

Distributions to shareholders from return of capital	—		(0.03)	(0.06)	—	—	—

Total distributions	(0.17)		(0.30)	(0.48)	(0.42)	(0.44)	(0.30)

Net asset value, end of period	$7.54		$7.97	$8.76	$9.59	$8.96	$9.16

Total return(c)	(3.30)%		(5.39)%	(4.10)%	11.61%	2.45%	6.12%

Net assets, end of period (in 000s)	$190,055		$178,640	$176,368	$156,039	$189,611	$196,668

Ratio of net expenses to average net assets	0.37	%(d)	0.37%	0.37%	0.37%	0.37%	0.37	%(d)

Ratio of total expenses to average net assets	0.44	%(d)	0.45%	0.45%	0.45%	0.46%	0.51	%(d)

Ratio of net investment income to average net assets	4.03	%(d)	3.39%	2.38%	2.73%	3.22%	3.57	%(d)

Portfolio turnover rate(e)	19%		58%	31%	69%	76%	82%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	117

GOLDMAN SACHS EMERGING MARKETS CREDIT FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Emerging Markets Credit Fund

	Class A Shares

	Six Months Ended
	September 30, 2023		Year Ended March 31,

	(Unaudited)		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$4.55		$5.00	$5.56	$4.98	$5.76	$6.89

Net investment income (a)	0.14		0.23	0.19	0.20	0.24	0.34

Net realized and unrealized gain (loss)	(0.17)		(0.33)	(0.55)	0.58	(0.79)	(1.17)

Total from investment operations	(0.03)		(0.10)	(0.36)	0.78	(0.55)	(0.83)

Distributions to shareholders from net investment income	(0.14)		(0.35)	(0.20)	—	— (b)	—

Distributions to shareholders from return of capital	—		—	—	(0.20)	(0.23)	(0.30)

Total distributions	(0.14)		(0.35)	(0.20)	(0.20)	(0.23)	(0.30)

Net asset value, end of period	$4.38		$4.55	$5.00	$5.56	$4.98	$5.76

Total return(c)	(0.74)%		(1.79)%	(6.51)%	15.65%	(10.05)%	(12.08)%

Net assets, end of period (in 000s)	$2,706		$2,794	$3,842	$4,795	$4,808	$5,465

Ratio of net expenses to average net assets	1.23	%(d)	1.22%	1.21%	1.21%	1.23%	1.21%

Ratio of total expenses to average net assets	2.23	%(d)	2.49%	1.74%	1.84%	1.63%	1.53%

Ratio of net investment income to average net assets	6.11	%(d)	5.08%	3.44%	3.56%	4.13%	5.75%

Portfolio turnover rate(e)	52%		168%	123%	111%	84%	117%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Rounds to less than $0.005 per share.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

118	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS CREDIT FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Emerging Markets Credit Fund

	Class C Shares

	Six Months Ended
	September 30, 2023		Year Ended March 31,

	(Unaudited)		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$4.54		$5.00	$5.55	$4.98	$5.75	$6.88

Net investment income(a)	0.12		0.20	0.15	0.16	0.20	0.29

Net realized and unrealized gain (loss)	(0.16)		(0.34)	(0.54)	0.57	(0.78)	(1.17)

Total from investment operations	(0.04)		(0.14)	(0.39)	0.73	(0.58)	(0.88)

Distributions to shareholders from net investment income	(0.12)		(0.32)	(0.16)	—	— (b)	—

Distributions to shareholders from return of capital	—		—	—	(0.16)	(0.19)	(0.25)

Total distributions	(0.12)		(0.32)	(0.16)	(0.16)	(0.19)	(0.25)

Net asset value, end of period	$4.38		$4.54	$5.00	$5.55	$4.98	$5.75

Total return(c)	(0.90)%		(2.54)%	(7.39)%	15.02%	(10.74)%	(12.76)%

Net assets, end of period (in 000s)	$1,549		$1,651	$1,879	$2,055	$2,526	$4,457

Ratio of net expenses to average net assets	1.98	%(d)	1.97%	1.96%	1.96%	1.98%	1.96%

Ratio of total expenses to average net assets	2.98	%(d)	3.24%	2.50%	2.58%	2.38%	2.27%

Ratio of net investment income to average net assets	5.36	%(d)	4.34%	2.69%	2.82%	3.44%	4.99%

Portfolio turnover rate(e)	52%		168%	123%	111%	84%	117%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Rounds to less than $0.005 per share.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	119

GOLDMAN SACHS EMERGING MARKETS CREDIT FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Emerging Markets Credit Fund

	Institutional Shares

	Six Months Ended
	September 30, 2023		Year Ended March 31,

	(Unaudited)		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$4.53		$4.99	$5.54	$4.97	$5.74	$6.87

Net investment income(a)	0.15		0.24	0.20	0.22	0.26	0.38

Net realized and unrealized gain (loss)	(0.16)		(0.33)	(0.53)	0.57	(0.78)	(1.20)

Total from investment operations	(0.01)		(0.09)	(0.33)	0.79	(0.52)	(0.82)

Distributions to shareholders from net investment income	(0.15)		(0.37)	(0.22)	—	— (b)	—

Distributions to shareholders from return of capital	—		—	—	(0.22)	(0.25)	(0.31)

Total distributions	(0.15)		(0.37)	(0.22)	(0.22)	(0.25)	(0.31)

Net asset value, end of period	$4.37		$4.53	$4.99	$5.54	$4.97	$5.74

Total return(c)	(0.60)%		(1.31)%	(6.43)%	16.26%	(9.82)%	(11.86)%

Net assets, end of period (in 000s)	$6,200		$6,569	$11,750	$11,320	$16,667	$32,419

Ratio of net expenses to average net assets	0.92	%(d)	0.92%	0.92%	0.91%	0.93%	0.91%

Ratio of total expenses to average net assets	1.90	%(d)	2.14%	1.41%	1.51%	1.29%	1.10%

Ratio of net investment income to average net assets	6.46	%(d)	5.36%	3.72%	3.86%	4.48%	6.33%

Portfolio turnover rate(e)	52%		168%	123%	111%	84%	117%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Rounds to less than $0.005 per share.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

120	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS CREDIT FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Emerging Markets Credit Fund

	Investor Shares

	Six Months Ended
	September 30, 2023		Year Ended March 31,

	(Unaudited)		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$4.54		$4.99	$5.55	$4.97	$5.74	$6.87

Net investment income(a)	0.14		0.24	0.20	0.21	0.26	0.35

Net realized and unrealized gain (loss)	(0.16)		(0.32)	(0.55)	0.58	(0.79)	(1.17)

Total from investment operations	(0.02)		(0.08)	(0.35)	0.79	(0.53)	(0.82)

Distributions to shareholders from net investment income	(0.15)		(0.37)	(0.21)	—	— (b)	—

Distributions to shareholders from return of capital	—		—	—	(0.21)	(0.24)	(0.31)

Total distributions	(0.15)		(0.37)	(0.21)	(0.21)	(0.24)	(0.31)

Net asset value, end of period	$4.37		$4.54	$4.99	$5.55	$4.97	$5.74

Total return(c)	(0.63)%		(1.56)%	(6.29)%	15.97%	(9.69)%	(11.91)%

Net assets, end of period (in 000s)	$12,863		$6,364	$8,364	$4,781	$5,557	$6,057

Ratio of net expenses to average net assets	0.98	%(d)	0.97%	0.96%	0.96%	0.98%	0.96%

Ratio of total expenses to average net assets	2.00	%(d)	2.24%	1.50%	1.60%	1.38%	1.25%

Ratio of net investment income to average net assets	6.33	%(d)	5.31%	3.70%	3.80%	4.35%	6.03%

Portfolio turnover rate(e)	52%		168%	123%	111%	84%	117%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Rounds to less than $0.005 per share.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	121

GOLDMAN SACHS EMERGING MARKETS CREDIT FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Emerging Markets Credit Fund

	Class R6 Shares

	Six Months Ended
	September 30, 2023		Year Ended March 31,

	(Unaudited)		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$4.53		$4.99	$5.55	$4.97	$5.74	$6.87

Net investment income(a)	0.15		0.25	0.21	0.22	0.27	0.34

Net realized and unrealized gain (loss)	(0.16)		(0.34)	(0.55)	0.58	(0.79)	(1.16)

Total from investment operations	(0.01)		(0.09)	(0.34)	0.80	(0.52)	(0.82)

Distributions to shareholders from net investment income	(0.15)		(0.37)	(0.22)	—	— (b)	—

Distributions to shareholders from return of capital	—		—	—	(0.22)	(0.25)	(0.31)

Total distributions	(0.15)		(0.37)	(0.22)	(0.22)	(0.25)	(0.31)

Net asset value, end of period	$4.37		$4.53	$4.99	$5.55	$4.97	$5.74

Total return(c)	(0.38)%		(1.52)%	(6.42)%	16.27%	(9.82)%	(11.86)%

Net assets, end of period (in 000s)	$23,859		$25,147	$4,672	$24,800	$30,325	$92,937

Ratio of net expenses to average net assets	0.91	%(d)	0.90%	0.90%	0.90%	0.91%	0.90%

Ratio of total expenses to average net assets	1.89	%(d)	2.14%	1.36%	1.48%	1.28%	1.18%

Ratio of net investment income to average net assets	6.42	%(d)	5.56%	3.72%	3.87%	4.60%	5.91%

Portfolio turnover rate(e)	52%		168%	123%	111%	84%	117%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Rounds to less than $0.005 per share.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

122	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS CREDIT FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Emerging Markets Credit Fund

	Class P Shares

	Six Months Ended
	September 30, 2023		Year Ended March 31,				Period Ended

	(Unaudited)		2023	2022	2021	2020	March 31, 2019(a)

Per Share Data

Net asset value, beginning of period	$4.53		$4.99	$5.55	$4.97	$5.74	$6.75

Net investment income(b)	0.15		0.24	0.21	0.22	0.26	0.31

Net realized and unrealized gain (loss)	(0.16)		(0.33)	(0.55)	0.58	(0.78)	(1.03)

Total from investment operations	(0.01)		(0.09)	(0.34)	0.80	(0.52)	(0.72)

Distributions to shareholders from net investment income	(0.15)		(0.37)	(0.22)	—	— (c)	—

Distributions to shareholders from return of capital	—		—	—	(0.22)	(0.25)	(0.29)

Total distributions	(0.15)		(0.37)	(0.22)	(0.22)	(0.25)	(0.29)

Net asset value, end of period	$4.37		$4.53	$4.99	$5.55	$4.97	$5.74

Total return(d)	(0.60)%		(1.30)%	(6.42)%	16.27%	(9.82)%	(10.66)%

Net assets, end of period (in 000s)	$14,263		$16,196	$20,864	$29,194	$30,957	$52,263

Ratio of net expenses to average net assets	0.92	%(e)	0.91%	0.91%	0.90%	0.92%	0.90	%(e)

Ratio of total expenses to average net assets	1.89	%(e)	2.15%	1.41%	1.50%	1.28%	1.24	%(e)

Ratio of net investment income to average net assets	6.42	%(e)	5.38%	3.73%	3.87%	4.48%	5.75	%(e)

Portfolio turnover rate(f)	52%		168%	123%	111%	84%	117%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Rounds to less than $0.005 per share.
(d)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	123

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements September 30, 2023 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified

Emerging Markets Debt	A, C, Institutional, Investor, R6 and P	Diversified

High Yield	A, C, Institutional, Service, Investor, R6, R and P	Diversified

High Yield Floating Rate	A, C, Institutional, Investor, R6, R and P	Diversified

Investment Grade Credit	A, Institutional, Separate Account Institutional, Investor, R6 and P	Diversified

Emerging Markets Credit	A, C, Institutional, Investor, R6 and P	Non-diversified

Class A Shares of the Emerging Markets Debt, High Yield, High Yield Floating Rate, Investment Grade Credit and Emerging Markets Credit are sold with a front-end sales charge of up to 4.50%, 4.50%, 2.25%, 3.75% and 4.50%, respectively. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Separate Account Institutional, Investor, Class R, Class R6 and Class P Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

For derivative contracts, unrealized gains and losses are recorded daily and become realized gains and losses upon disposition or termination of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statements of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting swap contracts whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. For treasury inflation protected securities

124

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

(“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid

Emerging Markets Debt	Daily/Monthly	Annually

High Yield	Daily/Monthly	Annually

High Yield Floating Rate	Daily/Monthly	Annually

Investment Grade Credit	Daily/Monthly	Annually

Emerging Markets Credit	Daily/Monthly	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair

125

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued) September 30, 2023 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. With respect to the Funds’ investments that do not have readily available market quotations, the Trustees have designated the Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under the Valuation Procedures and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include exchange-traded funds (“ETFs”) and other investment companies. Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. Underlying Funds are generally classified as Level 1 of the fair value hierarchy. To the extent that underlying ETFs are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G7 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Bank Loans — Bank loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). A Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. A Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, assignments result in a Fund having a direct contractual relationship with the borrower, and the Fund may be permitted to enforce compliance by the borrower with the terms of the loan agreement.

The High Yield Floating Rate Fund may also enter into certain credit arrangements, all or a portion of which may be unfunded. Unfunded loan commitments represent the remaining obligation of a Fund to the borrower. A Fund is obligated to fund these commitments at the borrower’s discretion. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit of a loan. All loans and unfunded loan commitments involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower. Loans, including unfunded loan commitments, are marked to market daily using pricing vendor quotations and the change in value, if any, is recorded as an unrealized gain or loss.

ii.  Commercial Paper — Commercial paper normally represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. Commercial paper consists of direct U.S. dollar-denominated obligations of domestic or foreign issuers. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets.

iii.  Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

iv.  Structured Notes — The values of structured notes are based on the price movements of a reference security or index. Upon termination, a Fund will receive a payment from the issuer based on the value of the referenced instrument (notional amount multiplied by price of the referenced instrument) and record a realized gain or loss. Structured notes that are exchange traded are generally classified as Level 1 of the fair value hierarchy.

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Notes to Financial Statements (continued) September 30, 2023 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

v.  When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement, which may result in a realized gain or loss. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on other investments. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as either due to broker/receivable for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked to market daily by using the outright forward rates or interpolating based upon maturity dates, where available. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

iii.  Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

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Notes to Financial Statements (continued) September 30, 2023 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of September 30, 2023:

EMERGING MARKETS DEBT

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Sovereign Debt Obligations	$—	$358,196,964	$—

Corporate Obligations	—	99,915,074	—

Investment Company	24,800,712	—	—

Short-term Investments	—	2,399,825	—

Total	$24,800,712	$460,511,863	$—

Derivative Type

Assets

Forward Foreign Currency Exchange Contracts(a)	$—	$2,453,834	$—

Interest Rate Swap Contracts(a)	—	2,433,657	—

Credit Default Swap Contracts	—	64,012	—

Purchased Option Contracts	—	828,744	—

Total	$—	$5,780,247	$—

Liabilities

Forward Foreign Currency Exchange Contracts(a)	$—	$(2,734,450)	$—

Futures Contracts(a)	(1,408,837)	—	—

Interest Rate Swap Contracts(a)	—	(1,356,832)	—

Credit Default Swap Contracts(a)	—	(4,585)	—

Written Option Contracts	—	(686,854)	—

Total	$(1,408,837)	$(4,782,721)	$—

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

HIGH YIELD

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Corporate Obligations	$—	$1,508,508,846	$—

Bank Loans	—	81,266,087	8,832

U.S. Treasury Obligations	8,487,556	—	—

Securities Lending Reinvestment Vehicle	55,075,460	—	—

Common Stock and/or Other Equity Investments(b)

Europe	30,399	4,876,424	—

North America	3,608,488	1,408,949	—

Rights	—	241,520	—

Warrants	—	141,476	—

Exchange Traded Funds	7,921,170	—	—

Investment Company	12,424,432	—	—

Short-term Investments	—	7,533,311	—

Total	$87,547,505	$1,603,976,613	$8,832

Derivative Type

Assets(a)

Forward Foreign Currency Exchange Contracts	$—	$1,160,503	$—

Futures Contracts	187,536	—	—

Interest Rate Swap Contracts	—	1,871,594	—

Credit Default Swap Contracts	—	293,423	—

Total	$187,536	$3,325,520	$—

Liabilities(a)

Futures Contracts	$(386,656)	$—	$—

Interest Rate Swap Contracts	—	(1,169,896)	—

Credit Default Swap Contracts	—	(59,172)	—

Total	$(386,656)	$(1,229,068)	$—

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Notes to Financial Statements (continued) September 30, 2023 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

HIGH YIELD FLOATING RATE

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Bank Loans	$—	$1,820,391,180	$27,436,405

Corporate Obligations	—	116,473,309	—

Asset-Backed Securities	—	29,229,365	—

Securities Lending Reinvestment Vehicle	22,220,314	—	—

Common Stock and/or Other Equity Investments(b)

Europe	—	3,478,110	—

North America	915,450	1,087,674	1,627

Warrants	—	1,372,749	1,628

Exchange Traded Funds	42,214,949	—	—

Investment Company	49,194,258	—	—

Total	$114,544,971	$1,972,032,387	$27,439,660

Derivative Type

Assets(a)

Forward Foreign Currency Exchange Contracts	$—	$788,747	$—

Futures Contracts	999,886	—	—

Total	$999,886	$788,747	$—

	Bank Loans	Common Stock	Warrants

Beginning Balance as of April 1, 2023	$22,370,245	$1,627	$1,628

Realized gain (loss)	11,740	—	—

Net change in unrealized gain (loss) relating to instruments still held at reporting date	(1,767,099)	—	—

Purchases	4,963,976	—	—

Sales	(1,051,036)	—	—

Amortization	33,218	—	—

Transfers into Level 3	21,009,454	—	—

Transfers out of Level 3	(18,134,093)	—	—

Ending Balance as of September 30, 2023	$27,436,405	$1,627	$1,628

Transfers of the above instruments into or out of Level 3 can be attributable to changes in the availability of valid pricing sources or in the observability of significant inputs used to measure the fair value of those instruments.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

INVESTMENT GRADE CREDIT

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Corporate Obligations	$—	$472,032,883	$—

U.S. Treasury Obligations	13,400,469	—	—

Sovereign Debt Obligations	—	9,453,756	—

Municipal Debt Obligations	—	3,211,449	—

Investment Company	12,264,478	—	—

Total	$25,664,947	$484,698,088	$—

Derivative Type

Assets

Forward Foreign Currency Exchange Contracts(a)	$—	$20,628	$—

Futures Contracts(a)	1,117,819	—	—

Interest Rate Swap Contracts(a)	—	898,295	—

Credit Default Swap Contracts(a)	—	1,214,013	—

Purchased Option Contracts	—	78,074	—

Total	$1,117,819	$2,211,010	$—

Liabilities

Forward Foreign Currency Exchange Contracts(a)	$—	$(408)	$—

Futures Contracts(a)	(3,822,293)	—	—

Interest Rate Swap Contracts(a)	—	(1,040,132)	—

Credit Default Swap Contracts(a)	—	(122,957)	—

Written Option Contracts	—	(52,764)	—

Total	$(3,822,293)	$(1,216,261)	$—

EMERGING MARKETS CREDIT

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Sovereign Debt Obligations	$ —	$47,358,503	$—

Structured Notes	—	1,533,459	—

Corporate Obligations	—	825,472	—

U.S. Treasury Obligations	95,682	—	—

Investment Company	9,474,124	—	—

Total	$9,569,806	$49,717,434	$—

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Notes to Financial Statements (continued) September 30, 2023 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

EMERGING MARKETS CREDIT (continued)

Derivative Type	Level 1	Level 2	Level 3

Assets

Forward Foreign Currency Exchange Contracts(a)	$—	$813,673	$—

Futures Contracts(a)	82,818	—	—

Interest Rate Swap Contracts(a)	—	303,121	—

Purchased Option Contracts	—	168,279	—

Total	$82,818	$1,285,073	$—

Liabilities

Forward Foreign Currency Exchange Contracts(a)	$—	$(608,030)	$—

Futures Contracts(a)	(44,654)	—	—

Interest Rate Swap Contracts(a)	—	(570,661)	—

Written Option Contracts	—	(131,934)	—

Non-Deliverable Bond Forward Contracts(a)	—	(75,532)	—

Total	$(44,654)	$(1,386,157)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.
(b)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of September 30, 2023. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Emerging Markets Debt

Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities

Credit	Variation margin on swap contracts	$64,012	(a)	Variation margin on swap contracts	$(4,585	)(a)

Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	2,453,834		Payable for unrealized loss on forward foreign currency exchange contracts	(2,734,450)

Interest rate	Variation margin on futures contracts; Variation margin on swap contracts; Purchased options, at value	3,262,401	(a)	Variation margin on futures contracts; Variation margin on swap contracts; Written options, at value	(3,452,523	)(a)

Total		$5,780,247			$(6,191,558)

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4. INVESTMENTS IN DERIVATIVES (continued)

High Yield

Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities

Credit	Variation margin on swap contracts	$293,423	(a)	Variation margin on swap contracts	$(59,172	)(a)

Currency	Receivable for unrealized gain on forward foreign currency exchange contracts.	1,160,503		—	—

Interest rate	Variation margin on futures contracts; Variation margin on swap contracts; Purchased options, at value	2,059,130	(a)	Variation margin on futures contracts; Variation margin on swap contracts; Written options, at value	(1,556,552	)(a)

Total		$3,513,056			$(1,615,724)

High Yield Floating Rate

Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities

Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	$788,747		—	$—

Interest rate	Variation margin on futures contracts	999,886	(a)	—	—

Total		$1,788,633			$—

Investment Grade Credit

Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities

Credit	Variation margin on swap contracts	$1,214,013	(a)	Variation margin on swap contracts	$(122,957	)(a)

Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	20,628		Payable for unrealized loss on forward foreign currency exchange contracts	(408)

Interest rate	Variation margin on futures contracts; Variation margin on swap contracts; Purchased options, at value	2,094,188	(a)	Variation margin on futures contracts; Variation margin on swap contracts; Written options, at value	(4,915,189	)(a)

Total		$3,328,829			$(5,038,554)

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Notes to Financial Statements (continued) September 30, 2023 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

Emerging Markets Credit

Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities

Currency	Receivable for unrealized gain on forward foreign currency exchange contracts: Purchased options, at value	$981,952		Payable for unrealized loss on forward foreign currency exchange contracts; Written options, at value	$(739,964)

Interest rate	Receivable for unrealized gain on swap contracts; Variation margin on swap contracts; Variation margin on futures contracts	385,939	(a)	Payable for unrealized loss on swap contracts; Variation margin on swap contracts; Variation margin on futures Contracts; Payable for unrealized loss on non-deliverable bond forward contracts	(690,847	)(a)(b)

Total		$1,367,891			$(1,430,811)

(a)

Includes unrealized gain (loss) on futures contracts and centrally cleared swaps described in the Additional Investment Information section of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

(b)

Aggregate of amounts include $ 156,775 for the Emerging Markets Credit Fund, which represents the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Fund’s performance, its failure to pay on its obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Fund is entitled to a full return.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the six months ended September 30, 2023. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Emerging Markets Debt

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$ 641,712	$ 64,690

Currency	Net realized gain (loss) from purchased options, written options and forward foreign currency contracts/Net change in unrealized gain (loss) on forward foreign currency contracts, purchased option and written option contracts.	673,601	752,502

Interest rate	Net realized gain (loss) from futures contracts, written options and swap contracts /Net change in unrealized gain (loss) on futures contracts, Purchased options, written options and swap contracts	(4,136,238)	(4,112,847)

Total		$(2,820,925)	$(3,295,655)

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4. INVESTMENTS IN DERIVATIVES (continued)

High Yield

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$ 501,510	$ 471,172

Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	78,723	1,934,800

Interest rate	Net realized gain (loss) from purchased options contracts, futures contracts, written options and swap contracts /Net change in unrealized gain (loss) on written futures contracts, purchased options contracts, written options and swap contracts	(2,816,187)	(663,141)

Total		$(2,235,954)	$ 1,742,831

High Yield Floating Rate

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Currency	Net realized gain (loss) from forward foreign currency exchange contracts/ Net change in unrealized gain (loss) on forward foreign currency exchange contracts	$ 691,551	$ 2,041,798

Interest rate	Net realized gain (loss) from futures contracts /Net change in unrealized gain (loss) on futures contracts	2,322,648	2,604,075

Total		$ 3,014,199	$ 4,645,873

Investment Grade Credit

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$ 1,102,803	$ 402,703

Currency	Net realized gain (loss) forward foreign currency exchange contracts /Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(95,941)	141,372

Interest rate	Net realized gain (loss) from purchased options contracts, futures contracts, written options and swap contracts /Net change in unrealized gain (loss) on written futures contracts, purchased options contracts, written options and swap contracts	(3,919,516)	(3,730,005)

Total		$(2,912,654)	$(3,185,930)

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Notes to Financial Statements (continued) September 30, 2023 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

Emerging Markets Credit

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Currency	Net realized gain (loss) on forward foreign currency exchange contracts, purchased option and written option contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts, purchased option and written option contracts.	$(1,282,959)	$ 155,901

Interest rate	Net realized gain (loss) on futures contracts and swap contracts /Net change in unrealized gain (loss) on futures contracts; non-deliverable bond forward contracts and swap contracts	390,248	(323,037)

Total		$ (892,711)	$(167,136)

For the six months ended September 30, 2023, the relevant values for each derivative type were as follows:

	Average Number of Contracts, Notional Amounts, or Shares/Units(a)

Fund	Futures Contracts	Forward Contracts	Swap Agreements	Purchased Options	Purchased Swaptions	Written Options	Written Swaptions

Emerging Markets Debt	902	$557,799,852	$378,330,604	133,758,290	$16,560,000	115,142,380	$33,120,000

High Yield	947	62,722,997	182,161,825	—	17,560,000	—	35,120,000

High Yield Floating Rate	818	94,712,842	—	—	—	—	—

Investment Grade Credit	1,375	8,360,094	382,749,926	—	21,781,667	—	52,603,333

Emerging Markets Credit	42	129,444,286	76,015,020	26,829,526	—	23,083,471	—

(a)

Amounts disclosed represent average number of contracts for futures contracts, notional amounts for forward contracts, swaptions, swap agreements, purchased and written swaptions, or shares/units outstanding for purchased options and written options, based on absolute values, which is indicative of volume for this derivative type, for the months that the Fund held such derivatives during the fiscal year ended September 30, 2023.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, a Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate

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4. INVESTMENTS IN DERIVATIVES (continued)

counterparty risk by only entering into agreements with counterparties that the Investment Adviser believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

The following tables set forth the Funds’ net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of September 30, 2023:

Emerging Markets Debt Fund

	Derivative Assets(1)			Derivative Liabilities(1)

Counterparty	Options Purchased	Forward Currency Contracts	Total	Forward Currency Contracts	Options Written	Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)

Barclays Bank PLC	$92,389	$—	$92,389	$—	$(51)	$(51)	$ 92,338	$ —	$ 92,338

BNP Paribas SA	—	—	—	—	(11,415)	(11,415)	(11,415)	—	(11,415)

BofA Securities LLC	65,337	—	65,337	—	(26,714)	(26,714)	38,623	—	38,623

Capital Securities Corp.	101,533	—	101,533	—	(75,613)	(75,613)	25,920	—	25,920

Citibank NA	42,600	—	42,600	—	(13,906)	(13,906)	28,694	—	28,694

Deutsche Bank AG (London)	110,105	—	110,105	—	(125,729)	(125,729)	(15,624)	—	(15,624)

HSBC Bank PLC	69,719	—	69,719	—	(145,252)	(145,252)	(75,533)	—	(75,533)

JPMorgan Securities, Inc.	19,381	2,453,834	2,473,215	(2,734,450)	(51,394)	(2,785,844)	(312,629)	312,629	—

MS & Co. Int. PLC	327,680	—	327,680	—	(206,376)	(206,376)	121,304	—	121,304

UBS AG (London)	—	—	—	—	(30,404)	(30,404)	(30,404)	—	(30,404)

Total	$828,744	$2,453,834	$3,282,578	$(2,734,450)	$(686,854)	$(3,421,304)	$(138,726)	$312,629	$173,903

(1)	Gross amounts available for offset but not netted in the Statement of Assets and Liabilities.
(2)

Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

Emerging Markets Credit Fund

	Derivative Assets(1)				Derivative Liabilities(1)

Counterparty	Options Purchased	Swaps	Forward Currency Contracts	Total	Swaps	Forward Currency Contracts	Options Written	Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)

Barclays Bank PLC	$23,362	$—	$—	$23,362	$—	$(9,857)	$(13)	$(9,870)	$13,492	$—	$13,492

BNP Paribas SA	—	—	—	—	—	—	(2,873)	(2,873)	(2,873)	—	(2,873)

BofA Securities LLC	17,158	223	—	17,381	—	—	(6,702)	(6,702)	10,679	—	10,679

Capital Securities Corp.	25,414	—	—	25,414	—	—	(15,554)	(15,554)	9,860	—	9,860

Chicago Mercantile Exchange	—	—	—	—	(52,615)	—	—	(52,615)	(52,615)	—	(52,615)

Citibank NA	8,421	9,342	—	17,763	(81,160)	(75,532)*	—	(156,692)	(138,929)	—	(138,929)

Deutsche Bank AG (London)	448	—	—	448	—	—	(3,300)	(3,300)	(2,852)	—	(2,852)

HSBC Bank PLC	2,868	—	6,963	9,831	—	—	(30,559)	(30,559)	(20,728)	—	(20,728)

JPMorgan Securities, Inc.	4,850	5,406	801,120	811,376	(7,861)	(598,173)	(12,885)	(618,919)	192,457	—	192,457

MS & Co. Int. PLC	85,758	69	5,590	91,417	(15,139)	—	(52,482)	(67,621)	23,796	—	23,796

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GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued) September 30, 2023 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

Emerging Markets Credit Fund

	Derivative Assets(1)				Derivative Liabilities(1)

Counterparty	Options Purchased	Swaps	Forward Currency Contracts	Total	Swaps	Forward Currency Contracts	Options Written	Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)

UBS AG (London)	$ —	$—	$—	$—	$—	$—	$(7,566)	$(7,566)	$ (7,566)	$—	$(7,566)

Total	$168,279	$15,040	$813,673	$996,992	$(156,775)	$(683,562)	$(131,934)	$(972,271)	$ 24,721	$—	$24,721

*	Includes Non-Deliverable Bond Forward Contracts assets of $0 and liabilities of $75,532.
(1)	Gross amounts available for offset but not netted in the Statement of Assets and Liabilities.
(2)

Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the six months ended September 30, 2023, contractual and effective net management fees with GSAM were at the following rates:

Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate^

Emerging Markets Debt	0.80%	0.80%	0.72%	0.68%	0.67%	0.80%	0.79%

High Yield	0.70	0.70	0.63	0.60	0.59	0.70	0.66**

High Yield Floating Rate	0.60	0.54	0.51	0.50	0.49	0.57	0.56

Investment Grade Credit	0.34	0.31	0.29	0.28	0.28	0.34	0.34

Emerging Markets Credit	0.80	0.80	0.72	0.68	0.67	0.80	0.78

^

The Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any. The Effective Net Management Rate may not correlate to the Contractual Management Rate as a result of management fee waivers that may be in effect from time to time.

**

Effective July 28, 2023, the Investment Adviser has agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.64% as an annual percentage rate for the Fund’s average daily net assets. This arrangement will remain in effect through at least July 28, 2024. Prior to July 28, 2023, the Investment advisor agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.67% as an annual percentage rate for the Fund’s average daily net assets.

Certain Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund (the “Government Money Market Fund”), which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by each applicable Fund in an amount equal to the management fee it earns as an investment adviser to the affiliated

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Underlying Funds in which each Fund invests. For the six months ended September 30, 2023, the management fee waived by GSAM for each Fund was as follows:

Fund	Management Fee Waived

Emerging Markets Debt	$41,114

High Yield	34,210

High Yield Floating Rate	30,901

Investment Grade Credit	6,216

Emerging Markets Credit	7,649

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A Shares of each applicable Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A Shares of the Funds, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds, as set forth below.

	Distribution and/or Service Plan Rates

	Class A*	Class C	Service	Class R*

Distribution and/or Service Plan	0.25%	0.75%	0.25%	0.50%

*

With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and/or Service Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

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Notes to Financial Statements (continued) September 30, 2023 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the six months ended September 30, 2023, Goldman Sachs retained the following amounts:

Front End Sales Charge
Fund Name	Class A

Emerging Markets Debt	$ 148

High Yield	1,220

High Yield Floating Rate	218

Investment Grade Credit	363

Emerging Markets Credit	7

During the six months ended September 30, 2023, Goldman Sachs did not retain any portion of Class C Shares’ CDSC.

D.Service and Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Service Plans to allow Class C Shares and Shareholder Administration Plans to allow Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance or shareholder administration services to their customers who are beneficial owners of such shares. The Service and Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C and Service Shares of the Funds, respectively.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.12% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class R6 and Class P Shares; and 0.04% of the average daily net assets of Institutional and Service Shares; and 0.03% of average daily net assets with respect to the Investment Grade Credit Fund’s Separate Account Institutional Shares.

Effective July 28, 2023, Goldman Sachs has agreed to waive a portion of its transfer agency fee equal to 0.06% as an annual percentage rate of the average net assets attributable to Class A, Class C and Investor Shares of the Emerging Markets Debt Fund, 0.03% as an annual percentage rate of the average net assets attributable to Class A, Class C, Investor and Class R Shares of the High Yield Fund, and 0.03% as an annual percentage rate of the average net assets attributable to Class A, Class C and Investor Shares of the Emerging Markets Credit Fund. This arrangement will remain in effect through at least July 28, 2024 or with respect to the Emerging Markets Credit Fund, July 29, 2025, and prior to such date Goldman Sachs may not terminate the arrangement without the approval of the Board of Trustees. Prior to July 28, 2023, Goldman Sachs had agreed to waive a portion of its transfer agency fee equal to 0.04% as an annual percentage rate of the average net assets attributable to Class A, Class C and Investor Shares of the Emerging Markets Debt Fund, and 0.05% as an annual percentage rate of the average net assets attributable to Class A, Class C, Investor and Class R Shares of the High Yield Fund.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for Emerging Markets Debt, High Yield, High Yield Floating Rate, Investment Grade Credit and Emerging Markets Credit Funds are 0.004%, 0.004%, 0.104%, 0.004% and 0.074%,

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

respectively. These Other Expense limitations will remain in place through at least July 28, 2024 (or, with respect to the Local Emerging Markets Debt Fund, July 29, 2025), and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above. Prior to July 28, 2023, the Other Expense limitations as an annual percentage rate of average daily net assets for Emerging Markets Debt was 0.024%.

For the six months ended September 30, 2023, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Transfer Agency Waivers/Credits	Other Expense Reimbursements	Total Expense Reductions

Emerging Markets Debt	$ 41,114	$15,503	$381,601	$438,218

High Yield	376,944	23,619	310,368	710,931

High Yield Floating Rate	30,901	30	—	30,931

Investment Grade Credit	6,216	45	206,755	213,016

Emerging Markets Credit	7,649	2,272	301,344	311,265

G.  Line of Credit Facility — As of September 30, 2023, the Funds participated in a $1,110,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended September 30, 2023, the Funds did not have any borrowings under the facility. Prior to April 19, 2023, the facility was $1,250,000,000.

In addition, the High Yield Floating Rate Fund also participated in a $300,000,000 committed, unsecured credit facility for the purpose of providing short-term, temporary working capital to the Fund (the “Credit Facility”). The Credit Facility is intended to enable the Fund to more efficiently manage various factors associated with the length of settlement of bank loan transactions and may also be used to satisfy redemption requests. The interest rate on borrowings is based on the federal funds rate as defined in the credit agreement and the Fund is required to pay a fee based on the amount of the commitment that has not been utilized. Under the Credit Facility, the Fund had an average outstanding balance and weighted average annual interest rate for the six months ended September 30, 2023 of $58,783,784 and 6.11%, respectively. As of September 30, 2023, there was no outstanding borrowings under the Credit Facility. The facility was renewed at $300,000,000 effective April 24, 2024.

H.  Other Transactions with Affiliates — For the six months ended September 30, 2023, Goldman Sachs earned $57,323, $19,386 and $1,311, in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Emerging Markets Debt, Investment Grade Credit and Emerging Markets Credit Funds, respectively.

As of September 30, 2023, the following Fund of Funds Portfolios were the beneficial owners of 5% or more of total outstanding shares of the following Fund:

Fund	Goldman Sachs Balanced Strategy Portfolio	Goldman Sachs Growth and Income Portfolio	Goldman Sachs Growth Strategy Portfolio

Emerging Markets Credit	8%	13%	13%

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Notes to Financial Statements (continued) September 30, 2023 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As of September 30, 2023, The Goldman Sachs Group, Inc. was the beneficial owner of 5% of Class R Shares of the High Yield Floating Rate Fund.

The following table provides information about the Fund’s investments in the Government Money Market Fund as of and for the six months ended September 30, 2023.

Fund	Underlying Fund	Beginning Value as of March 31, 2023	Purchases at Cost	Proceeds from Sales	Ending Value as of September 30, 2023	Shares as of September 30, 2023	Dividend Income

Emerging Markets Debt	Goldman Sachs Financial Square Government Fund — Institutional Shares	$95,100,844	$173,003,535	$(243,303,667)	$24,800,712	24,800,712	$1,227,721

High Yield	Goldman Sachs Financial Square Government Fund —Institutional Shares	50,132,617	247,780,482	(285,488,667)	12,424,432	12,424,432	1,068,869

High Yield Floating Rate	Goldman Sachs Financial Square Government Fund — Institutional Shares	75,331,714	410,802,137	(436,939,593)	49,194,258	49,194,258	1,004,586

Investment Grade Credit	Goldman Sachs Financial Square Government Fund — Institutional Shares	5,304,595	84,184,431	(77,224,548)	12,264,478	12,264,478	197,551

Emerging Markets Credit	Goldman Sachs Financial Square Government Fund — Institutional Shares	8,328,316	28,144,985	(26,999,177)	9,474,124	9,474,124	243,477

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended September 30, 2023, were as follows:

Fund	Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities of (Excluding U.S. Government and Agency Obligations)

Emerging Markets Debt	$ —	$ 61,996,807	$ —	$222,333,987

High Yield	—	311,323,508	—	180,330,018

High Yield Floating Rate	—	253,823,360	—	337,660,147

Investment Grade Credit	—	61,996,807	—	222,333,987

Emerging Markets Credit	14,898,872	13,489,195	14,876,491	9,169,349

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the High Yield and High Yield Floating Rate Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of

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7. SECURITIES LENDING (continued)

business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The High Yield and High Yield Floating Rate Funds invest the cash collateral received in connection with securities lending transactions in the Government Money Market Fund, an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of September 30, 2023, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable.

Each of the High Yield and High Yield Floating Rate Funds and GSAL received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the six months ended September 30, 2023, are reported under Investment Income on the Statements of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the Six Months Ended September 30, 2023		Amounts Payable to

	Earnings of GSAL	Amounts Received	Goldman Sachs
	Relating to	by the Funds	Upon Return of
	Securities	from Lending to	Securities Loaned as of
Fund	Loaned	Goldman Sachs	September 30, 2023

High Yield	$56,199	$132,179	$17,584,748

High Yield Floating Rate	24,586	18,772	112,244

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GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued) September 30, 2023 (Unaudited)

7. SECURITIES LENDING (continued)

The following table provides information about the Funds’ investment in the Government Money Market Fund for the six months ended September 30, 2023:

Fund	Beginning Value as of March 31, 2023	Purchases at cost	Proceeds from Sales	Ending Value as of September 30, 2023	Shares as of September 30, 2023

High Yield	$40,565,774	$118,309,919	$(103,800,233)	$55,075,460	55,075,460

High Yield Floating Rate	14,260,368	85,602,877	(77,642,931)	22,220,314	22,220,314

8. TAX INFORMATION

As of the Funds’ most recent fiscal year end, March 31, 2023, the Funds’ capital loss carryforwards and certain timing differences on a tax basis were as follows:

	Emerging Markets Debt	High Yield	High Yield Floating Rate	Investment Grade Credit	Emerging Markets Credit

Capital loss carryforwards:

Perpetual Short-Term	$ (77,656,443)	$(167,341,715)	$(164,832,530)	$(20,625,412)	$(108,286,254)

Perpetual Long-Term	(201,973,960)	(367,037,683)	(298,962,331)	(22,244,307)	(43,378,274)

Total capital loss carryforwards	(279,630,403)	(534,379,398)	(463,794,861)	(42,869,719)	(151,664,528)

Timing differences (Post October Capital Loss Deferral/Qualified Late Year Ordinary Loss Deferral/Dividends Payable/Straddle Loss Deferral/Defaulted Bonds)	$ (22,752,486)	$ (30,240,039)	$ (86,112,654)	$ (5,298,597)	$ (15,425,208)

As of September 30, 2023, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Emerging Markets Debt	High Yield	High Yield Floating Rate	Investment Grade Credit	Emerging Markets Credit

Tax Cost	$649,898,155	$1,865,691,258	$2,234,711,776	$563,378,824	$67,929,241

Gross unrealized gain	2,701,496	13,915,266	10,991,509	1,750,708	611,484

Gross unrealized loss	(167,287,076)	(188,073,574)	(131,686,267)	(54,766,498)	(9,253,485)

Net unrealized loss	$(164,585,580)	$(174,158,308)	$(120,694,758)	$(53,015,790)	$(8,642,001)

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures contracts and foreign currency contracts, differences to the tax treatment of partnership investments, swap transactions, market discount accretion and premium amortization and material modification of debt securities.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

146

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives and other similar instruments (collectively referred to in this paragraph as “derivatives”) may result in loss, including due to adverse market movements. Derivatives, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other assets and instruments, may increase market exposure and be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying assets or instruments may produce disproportionate losses to the Funds. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not, or lacks the capacity or authority to, fulfill its contractual obligation, liquidity risk, which includes the risk that the Funds will not be able to exit the derivative when it is advantageous to do so, and risks arising from margin requirements, which include the risk that the Funds will be required to pay additional margin or set aside additional collateral to maintain open derivative positions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Floating and Variable Rate Obligations Risk — Floating rate and variable rate obligations are debt instruments issued by companies or other entities with interest rates that reset periodically (typically daily, monthly, quarterly, or semiannually) in response to changes in the market rate of interest on which the interest rate is based. Such market rates are generally the Secured Overnight Financing Rate, (“SOFR”), a term SOFR rate published by CME Group Benchmark Administration Limited (CBA) calculated using certain derivatives markets (“Term SOFR”), the Prime Rate of a designated U.S. bank, the Federal Funds Rate, or another base lending rate used by commercial lenders. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit a Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent a Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, a Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which a Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent a Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact a Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

Foreign Custody Risk — The Fund invests in foreign securities, and as such the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be

147

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued) September 30, 2023 (Unaudited)

9. OTHER RISKS (continued)

subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by a Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from Fund performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than funds with a shorter average portfolio duration. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds. A sudden or unpredictable increase in interest rates may cause volatility in the market and may decrease the liquidity of a Fund’s investments, which would make it harder for the Fund to sell its investments at an advantageous time.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an ETF, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Leverage Risk — Leverage creates exposure to potential gains and losses in excess of the initial amount invested. Borrowing and the use of derivatives may result in leverage and may make a Fund more volatile. When a Fund uses leverage, the sum of that Fund’s investment exposure may significantly exceed the amount of assets invested in the Fund, although these exposures may vary over time. Relatively small market movements may result in large changes in the value of a leveraged investment. The use of leverage may cause a Fund to liquidate portfolio positions to satisfy its obligations when it may not be advantageous to do so. The use of leverage by a Fund can substantially increase the adverse impact to which the Fund’s investment portfolio may be subject.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, declining prices of the securities sold, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect a Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate

148

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

9. OTHER RISKS (continued)

environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with the Funds’ investments in securities of issuers located in emerging markets countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Loan-Related Investments Risk — In addition to risks generally associated with debt investments (e.g., interest rate risk and default risk), loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be or become illiquid or less liquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and certain loan investments may be or become illiquid or less liquid and more difficult to value, particularly in the event of a downgrade of the loan or the borrower. There is less readily available, reliable information about most loan investments than is the case for many other types of securities. Substantial increases in interest rates may cause an increase in loan obligation defaults. With respect to loan participations, the Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting the Fund to the creditworthiness of that lender as well. Investors in loans, such as the Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies. The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, the Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund’s redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations.

Senior Loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral, but are nevertheless usually rated below investment grade. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which a Fund has unsettled or open transactions defaults.

Non-Diversification Risk — Emerging Markets Credit Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Non-Investment Grade Fixed Income Securities Risk — Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity. The Fund may purchase the securities of issuers that are in default.

149

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued) September 30, 2023 (Unaudited)

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. OTHER MATTERS

Pursuant to an effort to consolidate the membership of the Board of Trustees of the Trust (the “Board”) with the Board of Trustees of each of Goldman Sachs ETF Trust, Goldman Sachs ETF Trust II, Goldman Sachs Real Estate Diversified Income Fund and Goldman Sachs Trust II, in July 2023, the Board voted to nominate Cheryl K. Beebe, John G. Chou, Eileen H. Dowling, Lawrence Hughes, John F. Killian, Steven D. Krichmar, Michael Latham, Lawrence W. Stranghoener and Paul C. Wirth (the “Nominees”) for election as Trustees of the Trust at a virtual special joint meeting of shareholders to be held on November 16, 2023. Each of the Nominees (except Messrs. Chou and Wirth and Ms. Dowling) currently serve as a Trustee of each of the Goldman Sachs ETF Trust, Goldman Sachs ETF Trust II, Goldman Sachs Real Estate Diversified Income Fund and Goldman Sachs Trust II. Messrs. Chou and Wirth and Ms. Dowling currently serve as Trustees of the Trust. If elected, the Nominees will serve as Trustees alongside the current Trustees of the Trust. This semi-annual report is not a proxy statement. Information regarding the election of the Nominees is contained in the proxy materials filed with the SEC. The proxy statement has been mailed to shareholders of record, and shareholders can also access the proxy statement, and any other relevant documents, on the SEC’s website.

12. SUBSEQUENT EVENTS

Upon the recommendation of GSAM, the Board of Trustees of the Goldman Sachs Trust recently approved changes to the Goldman Sachs Local Emerging Markets Debt Fund’s name, investment objective, principal investment strategy and benchmark index effective after the close of business on October 31, 2023. The Fund’s name changed to the “Goldman Sachs Emerging Markets Credit Fund.” The Fund’s benchmark index changed from the J.P. Morgan Government Bond Index (GBI-EMSM) — Emerging Markets Global Diversified to the J.P. Morgan Corporate Emerging Markets Bond Index (CEMBISM) — Broad Diversified.

All other subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

150

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

13. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Emerging Markets Debt Fund

	For the Six Months Ended September 30, 2023 (Unaudited)		For the Fiscal Year Ended March 31, 2023

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	1,147,504	$10,228,557	1,880,140	$17,076,076

Reinvestment of distributions	42,527	379,773	125,068	1,136,566

Shares redeemed	(1,153,520)	(10,282,197)	(2,224,108)	(20,409,493)

	36,511	326,133	(218,900)	(2,196,851)

Class C Shares

Shares sold	11,589	103,853	31,330	292,388

Reinvestment of distributions	12,457	111,025	40,533	368,042

Shares redeemed	(99,469)	(882,856)	(255,761)	(2,396,919)

	(75,423)	(667,978)	(183,898)	(1,736,489)

Institutional Shares

Shares sold	5,829,545	52,100,118	26,455,433	243,175,976

Reinvestment of distributions	1,096,914	9,791,348	3,602,334	32,870,527

Shares redeemed	(16,954,242)	(151,073,430)	(52,419,923)	(489,446,106)

	(10,027,783)	(89,181,964)	(22,362,156)	(213,399,603)

Investor Shares

Shares sold	412,183	3,665,221	12,598,182	113,406,345

Reinvestment of distributions	137,043	1,213,494	273,710	2,481,887

Shares redeemed	(12,505,929)	(109,571,761)	(3,080,092)	(27,685,085)

	(11,956,703)	(104,693,046)	9,791,800	88,203,147

Class R6 Shares

Shares sold	1,776,639	15,736,834	14,410,634	137,469,694

Reinvestment of distributions	489,198	4,367,489	1,105,497	10,089,715

Shares redeemed	(6,044,608)	(53,842,562)	(14,517,008)	(132,549,793)

	(3,778,771)	(33,738,239)	999,123	15,009,616

Class P Shares

Shares sold	109,065	1,000,118	535	5,173

Reinvestment of distributions	101,196	903,375	259,507	2,356,053

Shares redeemed	(35,340)	(315,878)	(191,621)	(1,784,680)

	174,921	1,587,615	68,421	576,546

NET DECREASE	(25,627,248)	$(226,367,479)	(11,905,610)	$(113,543,634)

151

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued) September 30, 2023 (Unaudited)

13. SUMMARY OF SHARE TRANSACTIONS (continued)

	High Yield Fund

	For the Six Months Ended September 30, 2023 (Unaudited)		For the Fiscal Year Ended March 31, 2023

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	1,332,349	$7,217,406	2,213,783	$11,972,281

Reinvestment of distributions	480,083	2,589,951	939,267	5,087,467

Shares redeemed	(2,947,897)	(15,950,745)	(3,885,071)	(21,103,954)

	(1,135,465)	(6,143,388)	(732,021)	(4,044,206)

Class C Shares

Shares sold	14,408	77,861	111,240	605,966

Reinvestment of distributions	16,976	91,723	37,223	201,897

Shares redeemed	(113,274)	(611,284)	(395,084)	(2,150,898)

	(81,890)	(441,700)	(246,621)	(1,343,035)

Institutional Shares

Shares sold	2,812,403	15,218,941	13,131,419	72,197,375

Reinvestment of distributions	954,491	5,165,210	2,086,993	11,337,563

Shares redeemed	(5,318,018)	(28,829,260)	(26,121,787)	(142,328,176)

	(1,551,124)	(8,445,109)	(10,903,375)	(58,793,238)

Service Shares

Shares sold	90,667	489,047	113,442	628,016

Reinvestment of distributions	19,816	106,873	46,864	254,075

Shares redeemed	(179,941)	(972,317)	(518,165)	(2,802,220)

	(69,458)	(376,397)	(357,859)	(1,920,129)

Investor Shares

Shares sold	217,773	1,178,917	549,515	2,986,817

Reinvestment of distributions	45,968	248,433	138,697	752,908

Shares redeemed	(256,414)	(1,385,431)	(1,955,478)	(10,564,672)

	7,327	41,919	(1,267,266)	(6,824,947)

Class R6 Shares

Shares sold	249,633	1,353,114	2,461,029	13,741,243

Reinvestment of distributions	95,084	515,000	286,357	1,576,099

Shares redeemed	(449,055)	(2,434,207)	(11,315,593)	(62,000,593)

	(104,338)	(566,093)	(8,568,207)	(46,683,251)

Class R Shares

Shares sold	76,684	413,840	127,541	716,033

Reinvestment of distributions	21,011	113,311	41,235	222,919

Shares redeemed	(48,285)	(260,310)	(222,451)	(1,219,415)

	49,410	266,841	(53,675)	(280,463)

Class P Shares

Shares sold	41,401,704	223,933,453	93,648,233	507,416,515

Reinvestment of distributions	7,953,160	43,034,735	12,880,716	69,919,602

Shares redeemed	(26,431,049)	(142,726,753)	(103,781,129)	(566,130,941)

	22,923,815	124,241,435	2,747,820	11,205,176

NET INCREASE (DECREASE)	20,038,277	$108,577,508	(19,381,204)	$(108,684,093)

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GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

13. SUMMARY OF SHARE TRANSACTIONS (continued)

	High Yield Floating Rate Fund

	For the Six Months Ended September 30, 2023 (Unaudited)		For the Fiscal Year Ended March 31, 2023

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	767,222	$6,772,927	261,991	$2,354,126

Reinvestment of distributions	19,656	172,733	24,372	213,664

Shares redeemed	(565,078)	(5,013,840)	(339,177)	(2,972,267)

	221,800	1,931,820	(52,814)	(404,477)

Class C Shares

Shares sold	16,500	146,198	49,920	448,253

Reinvestment of distributions	3,078	27,003	6,122	53,680

Shares redeemed	(11,786)	(102,994)	(99,744)	(880,855)

	7,792	70,207	(43,702)	(378,922)

Institutional Shares

Shares sold	1,672,617	14,727,493	45,541,885	406,601,883

Reinvestment of distributions	646,343	5,669,690	1,036,526	9,097,630

Shares redeemed	(1,850,038)	(16,144,405)	(39,203,406)	(349,544,207)

	468,922	4,252,778	7,375,005	66,155,306

Investor Shares

Shares sold	516,789	4,554,398	923,346	8,137,353

Reinvestment of distributions	33,737	296,791	46,529	408,705

Shares redeemed	(293,202)	(2,569,874)	(938,155)	(8,240,940)

	257,324	2,281,315	31,720	305,118

Class R6 Shares

Shares sold	57,506	500,297	2,324,362	20,305,144

Reinvestment of distributions	89,153	782,821	727,527	6,455,624

Shares redeemed	(272,586)	(2,405,600)	(39,539,101)	(350,263,715)

	(125,927)	(1,122,482)	(36,487,212)	(323,502,947)

Class R Shares

Shares sold	1,074	9,381	21,961	191,057

Reinvestment of distributions	1,208	10,593	1,021	8,936

Shares redeemed	(363)	(3,194)	(1,784)	(15,441)

	1,919	16,780	21,198	184,552

Class P Shares

Shares sold	23,443,592	204,905,834	114,031,351	1,016,031,217

Reinvestment of distributions	9,862,623	86,651,205	25,207,004	221,502,003

Shares redeemed	(49,560,664)	(434,017,470)	(361,275,254)	(3,181,412,272)

	(16,254,449)	(142,460,431)	(222,036,899)	(1,943,879,052)

NET DECREASE	(15,422,619)	$(135,030,013)	(251,192,704)	$(2,201,520,422)

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Notes to Financial Statements (continued) September 30, 2023 (Unaudited)

13. SUMMARY OF SHARE TRANSACTIONS (continued)

	Investment Grade Credit Fund

	For the Six Months Ended September 30, 2023 (Unaudited)		For the Fiscal Year Ended March 31, 2023

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	73,191	$577,641	101,210	$798,031

Reinvestment of distributions	15,694	122,706	28,832	227,586

Shares redeemed	(72,858)	(574,003)	(348,928)	(2,769,324)

	16,027	126,344	(218,886)	(1,743,707)

Institutional Shares

Shares sold	1,709,914	13,430,111	4,188,365	32,458,970

Reinvestment of distributions	188,741	1,476,835	290,782	2,292,869

Shares redeemed	(1,148,472)	(8,984,737)	(4,004,456)	(31,605,029)

	750,183	5,922,209	474,691	3,146,810

Separate Account Institutional Shares

Shares sold	371,417	2,932,343	1,246,357	9,998,799

Reinvestment of distributions	253,494	1,985,573	466,993	3,684,934

Shares redeemed	(1,589,609)	(12,467,467)	(2,934,294)	(23,684,928)

	(964,698)	(7,549,551)	(1,220,944)	(10,001,195)

Investor Shares

Shares sold	449,503	3,527,473	1,307,523	10,576,428

Reinvestment of distributions	25,779	201,567	34,519	271,587

Shares redeemed	(691,107)	(5,450,049)	(291,287)	(2,411,688)

	(215,825)	(1,721,009)	1,050,755	8,436,327

Class R6 Shares

Shares sold	3,236,959	25,485,360	2,001,555	16,180,238

Reinvestment of distributions	771,715	6,048,204	1,395,408	10,999,643

Shares redeemed	(13,247,381)	(102,138,044)	(5,532,216)	(43,427,527)

	(9,238,707)	(70,604,480)	(2,135,253)	(16,247,646)

Class P Shares

Shares sold	3,800,911	29,086,949	7,646,214	60,938,268

Reinvestment of distributions	496,805	3,884,302	721,778	5,693,627

Shares redeemed	(1,513,266)	(11,779,017)	(6,095,345)	(48,729,386)

	2,784,450	21,192,234	2,272,647	17,902,509

NET INCREASE (DECREASE)	(6,868,570)	$(52,634,253)	223,010	$1,493,098

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13. SUMMARY OF SHARE TRANSACTIONS (continued)

	Emerging Markets Credit Fund

	For the Six Months Ended September 30, 2023 (Unaudited)		For the Fiscal Year Ended March 31, 2023

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	32,327	$147,939	108,688	$486,641

Reinvestment of distributions	18,376	83,824	55,788	250,902

Shares redeemed	(47,537)	(216,729)	(318,118)	(1,437,343)

	3,166	15,034	(153,642)	(699,800)

Class C Shares

Shares sold	17,186	77,857	52,926	242,268

Reinvestment of distributions	9,883	45,006	26,859	120,400

Shares redeemed	(36,562)	(165,579)	(92,489)	(417,979)

	(9,493)	(42,716)	(12,704)	(55,311)

Institutional Shares

Shares sold	705,254	3,217,487	106,294	479,195

Reinvestment of distributions	40,457	183,591	109,548	492,718

Shares redeemed	(775,794)	(3,465,221)	(1,123,714)	(5,275,914)

	(30,083)	(64,143)	(907,872)	(4,304,001)

Investor Shares

Shares sold	2,001,214	9,110,619	785,428	3,561,822

Reinvestment of distributions	73,778	336,267	116,493	523,714

Shares redeemed	(536,588)	(2,429,706)	(1,174,911)	(5,134,538)

	1,538,404	7,017,180	(272,990)	(1,049,002)

Class R6 Shares

Shares sold	381,312	1,803,471	5,097,196	23,600,021

Reinvestment of distributions	182,395	828,808	347,192	1,539,292

Shares redeemed	(649,057)	(2,950,067)	(829,753)	(3,890,986)

	(85,350)	(317,788)	4,614,635	21,248,327

Class P Shares

Shares sold	101,616	460,599	253,233	1,081,158

Reinvestment of distributions	111,237	505,606	303,460	1,362,172

Shares redeemed	(519,796)	(2,391,752)	(1,167,680)	(5,246,520)

	(306,943)	(1,425,547)	(610,987)	(2,803,190)

NET INCREASE	1,109,701	$5,182,020	2,656,440	$12,337,023

155

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended September 30, 2023 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Separate Account Institutional, Service, Investor, Class R6, Class R or Class P Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares for certain Funds), contingent deferred sales charges on redemptions (generally with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Separate Account Institutional, Service, Investor, Class R6, Class R or Class P Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 01, 2023 through September 30, 2023, which represents a period of 183 days of a 366-day year. This projection assumes that annualized expense ratios were in effect during the period.

Actual Expenses —The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes —The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Emerging Markets Debt Fund				High Yield Fund				High Yield Floating Rate Fund
Share Class	Beginning Account Value 4/1/23	Ending Account Value 9/30/23		Expenses Paid for the 6 months ended 9/30/23*	Beginning Account Value 4/1/23	Ending Account Value 9/30/23		Expenses Paid for the 6 months ended 9/30/23*	Beginning Account Value 4/1/23	Ending Account Value 9/30/23		Expenses Paid for the 6 months ended 9/30/23*
Class A
Actual	$1,000.00	$1,011.70		$5.78	$1,000.00	$1,015.00		$4.98	$1,000.00	$1,059.70		$5.49
Hypothetical 5% return	1,000.00	1,019.20	+	5.80	1,000.00	1,020.10	+	4.99	1,000.00	1,019.70	+	5.38
Class C
Actual	1,000.00	1,007.90		9.53	1,000.00	1,011.20		8.74	1,000.00	1,055.70		9.43
Hypothetical 5% return	1,000.00	1,015.50	+	9.57	1,000.00	1,016.30	+	8.76	1,000.00	1,015.80	+	9.25
Institutional
Actual	1,000.00	1,013.10		4.36	1,000.00	1,016.50		3.53	1,000.00	1,061.40		3.85
Hypothetical 5% return	1,000.00	1,020.70	+	4.38	1,000.00	1,021.50	+	3.54	1,000.00	1,021.30	+	3.77
Service
Actual	—	—		—	1,000.00	1,013.90		6.04	—	—		—
Hypothetical 5% return	—	—		—	1,000.00	1,019.00	+	6.06	—	—		—
Investor
Actual	1,000.00	1,011.80		4.52	1,000.00	1,016.30		3.72	1,000.00	1,061.00		4.29
Hypothetical 5% return	1,000.00	1,020.50	+	4.54	1,000.00	1,021.30	+	3.73	1,000.00	1,020.80	+	4.21
Class R6
Actual	1,000.00	1,013.20		4.31	1,000.00	1,000.00		3.45	1,000.00	1,061.40		3.80
Hypothetical 5% return	1,000.00	1,020.70	+	4.33	1,000.00	1,021.50	+	3.49	1,000.00	1,021.30	+	3.73
Class R
Actual	—	—		—	1,000.00	1,013.70		6.23	1,000.00	1,058.40		6.81
Hypothetical 5% return	—	—		—	1,000.00	1,018.80	+	6.24	1,000.00	1,018.40	+	6.68
Class P
Actual	1,000.00	1,013.20		4.31	1,000.00	1,016.50		3.48	1,000.00	1,060.20		3.81
Hypothetical 5% return	1,000.00	1,020.70	+	4.32	1,000.00	1,021.50	+	3.48	1,000.00	1,021.30	+	3.73

*

Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended September 30, 2023. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P
Emerging Markets Debt	1.15%	1.90%	0.87%	—%	0.90%	0.86%	—%	0.86%
High Yield	0.99	1.74	0.70	1.20	0.74	0.69	1.24	0.69
High Yield Floating Rate	1.07	1.84	0.75	—	0.83	0.74	1.32	0.74

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

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GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended September 30, 2023 (Unaudited) (continued)

	Investment Grade Credit Fund				Emerging Markets Credit Fund
Share Class	Beginning Account Value 4/1/23	Ending Account Value 9/30/23		Expenses Paid for the 6 months ended 9/30/23*	Beginning Account Value 4/1/23	Ending Account Value 9/30/23		Expenses Paid for the 6 months ended 9/30/23*
Class A
Actual	$1,000.00	$ 965.30		$3.50	$1,000.00	$ 992.60		$6.09
Hypothetical 5% return	1,000.00	1,021.40	+	3.60	1,000.00	1,018.90	+	6.17
Class C
Actual	—	—		—	1,000.00	991.00		9.82
Hypothetical 5% return	—	—		—	1,000.00	1,015.10	+	9.94
Institutional
Actual	1,000.00	968.20		1.88	1,000.00	994.00		4.59
Hypothetical 5% return	1,000.00	1,023.10	+	1.93	1,000.00	1,020.40	+	4.66
Separate Account Institutional
Actual	1,000.00	967.00		1.83	—	—		—
Hypothetical 5% return	1,000.00	1,023.10	+	1.88	—	—		—
Investor
Actual	1,000.00	966.50		2.27	1,000.00	993.70		4.88
Hypothetical 5% return	1,000.00	1,022.70	+	2.34	1,000.00	1,020.10	+	4.94
Class R6
Actual	1,000.00	967.00		1.83	1,000.00	996.20		4.56
Hypothetical 5% return	1,000.00	1,023.10	+	1.88	1,000.00	1,020.40	+	4.61
Class P
Actual	1,000.00	967.00		1.83	1,000.00	994.00		4.56
Hypothetical 5% return	1,000.00	1,023.10	+	1.88	1,000.00	1,020.40	+	4.62

*

Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended September 30, 2023. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Separate Account Institutional	Investor	Class R6	Class P
Investment Grade Credit	0.71%	—%	0.38%	0.37%	0.46%	0.37%	0.37%
Emerging Markets Credit	1.23	1.98	0.92	—	0.98	0.91	0.92

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

157

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Emerging Markets Debt Fund, Goldman Sachs High Yield Fund, Goldman Sachs High Yield Floating Rate Fund, Goldman Sachs Investment Grade Credit Fund, and Goldman Sachs Emerging Markets Credit Fund (formerly, Goldman Sachs Local Emerging Markets Debt Fund) (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2024 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 13-14, 2023 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held two meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)

the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);

(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)

information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), a benchmark performance index, and (in the case of the Emerging Markets Debt Fund and High Yield Fund) a composite of accounts with comparable investment strategies managed by the Investment Adviser; and information on general investment outlooks in the markets in which the Fund invests;

(c)

information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;

(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)

to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;

(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;

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GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(j)

a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, securities lending, portfolio trading, distribution and other services;

(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)

the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and

(o)

the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity, and payment of distribution, service, and shareholder administration fees, as applicable. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreements

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Funds and their service providers operate, including developments associated with the COVID-19 pandemic, geopolitical events, and economic sanctions, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees also considered information regarding the Investment Adviser’s business continuity planning and remote operations capabilities. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2022, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2023. The information on each Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The

159

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the Emerging Markets Debt Fund and High Yield Fund’s performance to that of composites of accounts with comparable investment strategies managed by the Investment Adviser.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees noted that the Emerging Markets Debt Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the ten-year period and in the fourth quartile for the one-, three-, and five-year periods, and had outperformed the Fund’s benchmark index for the three-year period and underperformed for the one-, five-, and ten-year periods ended March 31, 2023. They observed that the Emerging Markets Debt Fund had experienced certain portfolio management changes in early 2023. The Trustees considered that the High Yield Fund’s Institutional Shares had placed in the third quartile of the Fund’s peer group and had underperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2023. They noted that the High Yield Fund had experienced certain portfolio management changes in early 2023. The Trustees observed that the High Yield Floating Rate Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the three-, five-, and ten-year periods and in the third quartile for the one-year period, and had underperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2023. They considered that the High Yield Floating Rate Fund had experienced certain portfolio management changes in early 2023. The Trustees noted that the Investment Grade Credit Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-, three-, five-, and ten year-periods and had outperformed the Fund’s benchmark index for the three-, five-, and ten-year periods and underperformed for the one-year period ended March 31, 2023. They considered that the Emerging Markets Credit Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the three-year period, in the third quartile for the one- and five-year periods, and in the fourth quartile for the ten-year period, and had outperformed the Fund’s benchmark index for the three-year period and underperformed for the one-, five-, and ten-year periods ended March 31, 2023. The Trustees noted that the Emerging Markets Credit Fund had experienced certain portfolio management changes in early 2023.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. The Trustees also noted that certain changes were being made to existing fee waiver or expense limitation arrangements of the Emerging Markets Debt Fund and High Yield Fund that would have the effect of decreasing total Fund expenses, with such changes taking effect in connection with the Funds’ next annual registration statement update. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

160

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for each Fund was provided for 2022 and 2021, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Funds. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

Average Daily Net Assets	Emerging Markets Debt Fund	High Yield Fund	High Yield Floating Rate Fund	Investment Grade Credit Fund	Emerging Markets Credit Fund

First $1 billion	—	—	0.60%	0.34%	—
Next $1 billion	—	—	0.54	0.31	—
First $2 billion	0.80%	0.70%	—	—	0.80%
Next $3 billion	0.72	0.63	0.51	0.29	0.72
Next $3 billion	0.68	0.60	0.50	0.28	0.68
Over $8 billion	0.67	0.59	0.49	0.28	0.67

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertaking to waive a portion of its management fee for the High Yield Fund and to limit certain expenses of the Funds that exceed specified levels, as well as Goldman Sachs & Co. LLC’s (“Goldman Sachs”) undertaking to waive a portion of the transfer agency fees paid by the Emerging Markets Debt, High Yield, and Emerging Markets Credit Funds’ Class A, Class C, Investor and Class R Shares, as applicable. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser had passed along savings to shareholders of the High Yield Floating Rate Fund, which had asset levels above at least the first breakpoint during the prior fiscal year.

Other Benefits to the Investment Adviser and its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) futures commissions earned by Goldman Sachs for executing futures transactions on behalf of the Funds; (c) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (d) fees earned by Goldman Sachs Agency Lending (“GSAL”), an affiliate of the Investment Adviser, as securities lending agent for the High Yield Fund and High Yield Floating Rate Fund (and fees earned by the Investment Adviser for managing the fund in which the Funds’ cash collateral is invested); (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; (i) the investment of cash and cash collateral in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; (j) the investment in exchange-traded funds (“ETFs”) managed by the Investment Adviser that will result in increased assets under management for those ETFs and may facilitate the development of the Investment Adviser’s ETF advisory business; and (k) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may

161

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; (h) the High Yield Fund and High Yield Floating Rate Fund’s ability to participate in the securities lending program administered by GSAL, as measured by the revenue received by the Funds in connection with the program; and (i) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2024.

162

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.42 trillion in assets under supervision as of September 30, 2023, Goldman Sachs Asset Management has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs Asset Management leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Bond Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund
∎	U.S. Mortgages Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund
∎	Strategic Income Fund
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Emerging Markets Credit Fund[4]

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Large Cap Core Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Mid Cap Growth Fund
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	Emerging Markets Equity ex. China Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Clean Energy Income Fund
∎	Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Strategic Volatility Premium Fund
∎	GQG Partners International Opportunities Fund

[1]

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

[2]

You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

[3]

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

[4]	Effective after the close of business on October 31, 2023, the Goldman Sachs Local Emerging Markets Debt Fund was renamed the Goldman Sachs Emerging Markets Credit Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES OFFICERS Gregory G. Weaver, Chair James A. McNamara, President Dwight L. Bush Joseph F. DiMaria, Principal Financial Officer, Principal Kathryn A. Cassidy Accounting Officer and Treasurer John G. Chou Robert Griffith, Secretary* Joaquin Delgado *Effective October 10, 2023 Eileen H. Dowling James A. McNamara Paul C. Wirth GOLDMAN SACHS & CO. LLC GOLDMAN SACHS ASSET MANAGEMENT, L.P. Distributor and Transfer Agent Investment Adviser Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282 The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed. Diversification does not protect an investor from market risk and does not ensure a profit. Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change. They should not be construed as investment advice. A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov. The Funds will file their portfolio holdings for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders). Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances. Economic and market forecasts presented herein reflect a series of assumptions and judgments as of the date of this report and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only. Fund holdings and allocations shown are as of September 30, 2023 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk. The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk. A summary prospectus, if available, or a Prospectus for the Funds containing more information may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550). Please consider a Fund’s objectives, risks, and charges and expenses, and read the summary prospectus, if available, and the Prospectus carefully before investing. The summary prospectus, if available, and the Prospectus contains this and other information about the Funds. © 2023 Goldman Sachs. All rights reserved. 345169-OTU-11/2023 SSFISAR-23

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) Not applicable.

(c) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(d) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(e) Not applicable.

(f) A copy of the Code of Ethics is available as provided in Item 13(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Kathryn A. Cassidy is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 13(a)(1) of the registrant’s Form N-CSR filed on August 26, 2022.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(a)(3)	Not applicable to open-end investment companies.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	November 30, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	November 30, 2023

By:	/s/ Joseph F. DiMaria

Joseph F. DiMaria
Principal Financial Officer
Goldman Sachs Trust

Date:	November 30, 2023